UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-08495

NATIONWIDE MUTUAL FUNDS

(Exact name of registrant as specified in charter)

One Nationwide Plaza: Mail Code: 05-02-210R Columbus, OH 43215

(Address of principal executive offices) (Zip code)

Amy Haid, Esq.

One Nationwide Plaza

Mail Code: 05-02-210R

Columbus, OH 43215

(Name and address of agent for service)

Registrant’s telephone number, including area code: (614) 435-2561

Date of fiscal year end: October 31, 2019

Date of reporting period: November 1, 2018 through October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D. C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR § 270.30e-1).

Annual Report

October 31, 2019

Nationwide Mutual Funds

Target Destination Funds

Nationwide Destination 2010 Fund

Nationwide Destination 2020 Fund

Nationwide Destination 2025 Fund

Nationwide Destination 2030 Fund

Nationwide Destination 2035 Fund

Nationwide Destination 2040 Fund

Nationwide Destination 2045 Fund

Nationwide Destination 2050 Fund

Nationwide Destination 2055 Fund

Nationwide Destination 2060 Fund

Nationwide Destination Retirement Fund

(formerly, Nationwide Destination 2015 Fund)

IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by the Securities and Exchange Commission, Nationwide Mutual Funds will no longer mail paper copies of your Fund’s annual and semiannual reports, unless you specifically request paper copies of those reports. Instead, Nationwide Mutual Funds will post the reports on the Funds’ website, nationwide.com/mutualfundprospectuses, and will mail you a notice of availability each time a report is posted and provide you with the website link to access the reports.

If you already have elected to receive these reports electronically (known as eDelivery), you will not be affected by this change and you do not need to take any action. You may elect to receive reports and other fund documents via eDelivery by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling Shareholder Services at 800-848-0920.

You may elect to receive all future reports in paper via U.S. mail free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly in a Nationwide Mutual Fund, you can call Shareholder Services at 800-848-0920 to register your preference that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all Funds held in your account.

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended October 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period and through the last two months of 2018, however, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 14.3% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 11.0% and the MSCI Emerging Markets® Index returning 11.9%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in nine of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth in the fourth calendar quarter of 2018 at 1.1%, followed by 3.1% in the first quarter of 2019, 2.0% in the second quarter and 1.9% in the third quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21% but has been negative in the first three quarters of 2019, driven by overseas weakness and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed is expected to pause for the remainder of the calendar year, with fading expectations for additional cuts in 2020 as the economy shows signs of rebounding. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 3.15% to 1.69% during the reporting period, and the 2-year Treasury yield dropping from 2.88% to 1.52%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.17% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of October 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	12.73%
Bloomberg Barclays Municipal Bond	9.42%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.89%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	20.14%
Bloomberg Barclays U.S. Aggregate Bond	11.51%
Bloomberg Barclays U.S. Corporate High Yield	8.38%
MSCI EAFE®	11.04%
MSCI Emerging Markets®	11.86%
MSCI World ex USA	11.27%
Russell 1000® Growth	17.10%
Russell 1000® Value	11.21%
Russell 2000®	4.90%
S&P 500®	14.33%

Source: Morningstar

2

Fund Commentary	Nationwide Destination 2010 Fund

For the annual period ended October 31, 2019, the Nationwide Destination 2010 Fund (Class A at NAV*) returned 9.14% versus 10.87% for its benchmark, the Morningstar® Lifetime Allocation Moderate 2010 Index, and 9.91% for its new benchmark, the S&P Target Date Retirement Income Index.** For broader comparison, the return for the Fund’s closest Morningstar® peer category, Target-Date 2000-2010 (consisting of 140 funds as of October 31, 2019) was 10.02% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return, for the 12-month period ended October 31, 2019, was a product of positive results across asset classes and underlying investments. Although the market environment over the reporting period exhibited bouts of increased volatility, and geopolitical uncertainty often affected the day-to-day performance of asset classes, the overall result was almost uniformly positive.

During the reporting period, U.S. stocks posted strong results, with large-capitalization stocks leading the way as the S&P 500® Index returned 14.33% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, returned 9.02%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 4.90%. Non-U.S. stocks faced the headwinds of sluggish economic growth and global trade concerns, and thus did not fare as well as the S&P 500® Index. For the reporting period, the MSCI EAFE® Index (representing non-U.S. developed market countries) returned 11.04%, and the MSCI Emerging Markets® Index was up 11.86%.

U.S. and non-U.S. bonds also showed positive results during the reporting period amid continued economic growth paired with falling interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51% as the Federal Reserve cut interest rates during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II

Index returned 8.32% for the reporting period, as positive economic fundamentals and investor demand for yield helped keep credit spreads tight. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 7.82% for the reporting period as international interest rates also fell amid economic and geopolitical uncertainty and central bank easing.

On December 13, 2018, the Fund invested in a new underlying fund, the Nationwide Multi-Cap Portfolio, which is benchmarked to the Russell 3000® Index and is intended to exceed the benchmark’s performance with limited tracking error via less-correlated alpha-generation strategies.† Allocations to the underlying Nationwide S&P 500 Index Fund, Nationwide Mid Cap Market Index Fund and Nationwide Small Cap Index Fund subsequently were reduced. During the reporting period, the Fund also reduced its exposure to the underlying iShares 20+ Year Treasury Bond ETF (TLT) but later reversed the reduction, given the change in the treasury yield curve and the relatively short-weighted duration in the Fund’s fixed-income portfolio.

The Fund temporarily held U.S. equity futures while transitioning assets into the Nationwide Multi-Cap Portfolio. The impact of holding U.S. equity futures was not material to Fund performance over the reporting period.

All of the Fund’s 12 underlying investments held during the reporting period posted positive returns. The underlying Nationwide Multi-Cap Portfolio (Class R6) and the underlying Nationwide Bond Index Fund (Class R6) returned 17.11%‡ and 11.34%, respectively, and were the largest contributors to the Fund’s returns for the period. The smallest contributors to Fund returns were the underlying Nationwide Mid Cap Market Index Fund (Class R6) and the underlying iShares Core MSCI Emerging Markets ETF Fund, which posted returns of 8.74% and 11.64%, respectively, during the reporting period.

3

Fund Commentary (cont.)	Nationwide Destination 2010 Fund

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

* Performance is shown for the Fund’s Class A shares to correspond with the class used for performance reporting in the Fund’s prospectus. Class R shares previously were shown in the Fund’s annual reports for performance reporting.

** The Fund’s benchmark will change to the S&P Target Date Retirement Income Index effective December 20, 2019, because that index correlates better to the Fund’s “to retirement” strategy.

† Alpha is an investment’s return that is not a result of general market movement and refers to excess returns over the benchmark. An alpha of zero means that a fund is tracking perfectly with the benchmark index and that the manager has not added or lost additional value compared to the overall market.

‡ The return shown is for the period when the Fund added the Nationwide Multi-Cap Portfolio as an underlying investment on December 13, 2018, through October 31, 2019, rather than the full reporting period.

An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantees a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

The target date is the approximate date when investors plan to start withdrawals. The Fund offers continuous rebalancing over time to become more conservative as investors approach their planned retirement date. The principal value of the Fund is not guaranteed at any time, including the target date.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	Nationwide Destination 2010 Fund

Asset Allocation1

Fixed Income Funds	38.2%
Equity Funds	36.0%
Investment Contract	20.2%
Alternative Assets	5.7%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings2

Nationwide Multi-Cap Portfolio, Class R6	24.2%
Nationwide Contract	20.2%
Nationwide Bond Index Fund, Class R6	19.0%
Nationwide Core Plus Bond Fund, Class R6	9.6%
Nationwide International Index Fund, Class R6	8.4%
Nationwide Inflation-Protected Securities Fund, Class R6	6.6%
Nationwide Amundi Strategic Income Fund, Class R6	5.7%
iShares 20+ Year Treasury Bond ETF	2.9%
Nationwide Mid Cap Market Index Fund, Class R6	1.8%
iShares Core MSCI Emerging Markets ETF	1.6%
100.0%

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

5

Fund Performance	Nationwide Destination 2010 Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	9.14%	4.16%	5.42%
	w/SC2	2.81%	2.93%	4.79%
Class R3,4		8.76%	3.87%	5.15%
Class R6[3,5]		9.54%	4.65%	5.93%
Institutional Service Class[3]		9.55%	4.58%	5.91%
Morningstar® Lifetime Allocation Moderate 2010 Index		10.87%	4.75%	6.72%
S&P Target Date Retirement Income Index		9.91%	4.33%	5.57%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	Not subject to any SCs.

[4]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[5]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.88%
Class R	1.13%
Class R6	0.38%
Institutional Service Class	0.63%

^

Current effective prospectus dated February 28, 2019 (as revised August 27, 2019). The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	Nationwide Destination 2010 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Destination 2010 Fund versus the Morningstar® (Mstar) Lifetime Allocation Moderate 2010 Index (current benchmark) and the S&P Target Date Retirement Income Index (new benchmark as of 12/20/19) over the 10-year period ended 10/31/19. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	Nationwide Destination 2010 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2010 Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19(a)	Expense Ratio During Period (%) 5/1/19 - 10/31/19(a)
Class A Shares	Actual	(b)	1,000.00	1,032.90	3.23	0.63
	Hypothetical	(b)(c)	1,000.00	1,022.03	3.21	0.63
Class R Shares	Actual	(b)	1,000.00	1,031.60	4.51	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88
Class R6 Shares	Actual	(b)	1,000.00	1,035.30	0.67	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13
Institutional Service Class Shares	Actual	(b)	1,000.00	1,035.30	0.67	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

October 31, 2019

Nationwide Destination 2010 Fund

Investment Companies 75.4%

	Shares	Value

Alternative Assets 5.7%
Nationwide Amundi Strategic Income Fund, Class R6 (a)	95,248	$989,631

Total Alternative Assets (cost $987,756)		989,631

Equity Funds 34.4%
Nationwide International Index Fund, Class R6 (a)	184,151	1,454,790
Nationwide Mid Cap Market Index Fund, Class R6 (a)	19,845	308,193
Nationwide Multi-Cap Portfolio, Class R6 (a)	362,406	4,207,535

Total Equity Funds (cost $5,550,812)		5,970,518

Fixed Income Funds 35.3%
Nationwide Bond Index Fund, Class R6 (a)	290,680	3,299,217
Nationwide Core Plus Bond Fund, Class R6 (a)	160,313	1,670,462
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	113,634	1,143,161

Total Fixed Income Funds (cost $5,904,415)		6,112,840

Total Investment Companies (cost $12,442,983)		13,072,989

Exchange Traded Funds 4.5%
Equity Fund 1.6%
iShares Core MSCI Emerging Markets ETF	5,365	274,527

Fixed Income Fund 2.9%
iShares 20+ Year Treasury Bond ETF	3,612	510,159

Total Exchange Traded Funds (cost $773,660)		784,686

Investment Contract 20.2%

	Principal Amount

Nationwide Contract, 2.50%^¥ (a)(b)	$3,502,565	3,502,565

Total Investment Contract (cost $3,502,565)		3,502,565

Total Investments (cost $16,719,208) — 100.1%		17,360,240

Liabilities in excess of other assets — (0.1)%		(10,534)

NET ASSETS — 100.0%		$17,349,706

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

October 31, 2019

Nationwide Destination 2010 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $15,945,548)	$16,575,554
Investment securities of unaffiliated issuers, at value (cost $773,660)	784,686
Receivable for investments sold	20,989
Receivable for capital shares issued	3,178

Total Assets	17,384,407

Liabilities:
Payable for capital shares redeemed	24,302
Cash overdraft (Note 2)	841
Accrued expenses and other payables:
Investment advisory fees	1,918
Distribution fees	4,407
Administrative servicing fees	3,033
Trustee fees	39
Professional fees	161

Total Liabilities	34,701

Net Assets	$17,349,706

Represented by:
Capital	$16,737,886
Total distributable earnings (loss)	611,820

Net Assets	$17,349,706

Net Assets:
Class A Shares	5,528,758
Class R Shares	7,580,918
Class R6 Shares	4,224,534
Institutional Service Class Shares	15,496

Total	$17,349,706

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	667,077
Class R Shares	918,071
Class R6 Shares	508,792
Institutional Service Class Shares	1,867

Total	2,095,807

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$8.29
Class R Shares	$8.26
Class R6 Shares	$8.30
Institutional Service Class Shares	$8.30
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.80

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Destination 2010 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$347,810
Interest income from affiliated issuers	87,319
Dividend income from unaffiliated issuers	13,108
Interest income (unaffiliated)	5,307
Income from securities lending (Note 2)	4

Total Income	453,548

EXPENSES:
Investment advisory fees	22,902
Distribution fees Class A	13,329
Distribution fees Class C (a)	5,989
Distribution fees Class R	37,497
Administrative servicing fees Class A	13,329
Administrative servicing fees Class C (a)	801
Administrative servicing fees Class R	18,748
Professional fees	279
Trustee fees	564

Total Expenses	113,438

NET INVESTMENT INCOME	340,110

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated issuers	398,953
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	(35,999)
Transactions in investment securities of unaffiliated issuers	(74,405)
Expiration or closing of futures contracts (Note 2)	(14,915)

Net realized gains	273,634

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	843,588
Investment securities of unaffiliated issuers	84,486

Net change in unrealized appreciation/depreciation	928,074

Net realized/unrealized gains	1,201,708

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,541,818

(a)	Effective August 23, 2019, Class C Shares converted into Class A Shares. (See Note 1)

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	Nationwide Destination 2010 Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$340,110	$361,571
Net realized gains	273,634	916,433
Net change in unrealized appreciation/depreciation	928,074	(1,333,280)

Change in net assets resulting from operations	1,541,818	(55,276)

Distributions to Shareholders From:
Distributable earnings:
Class A	(357,459)	(243,531)
Class C (a)	(38,824)	(53,731)
Class R	(451,117)	(355,720)
Class R6	(282,623)	(211,444)
Institutional Service Class	(1,466)	(1,245)

Change in net assets from shareholder distributions	(1,131,489)	(865,671)

Change in net assets from capital transactions	(1,358,433)	(3,398,830)

Change in net assets	(948,104)	(4,319,777)

Net Assets:
Beginning of year	18,297,810	22,617,587

End of year	$17,349,706	$18,297,810

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,120,475	$1,918,625
Proceeds from shares issued in class conversion (a)	681,266	–
Dividends reinvested	356,167	243,389
Cost of shares redeemed	(2,380,986)	(2,739,993)

Total Class A Shares	(223,078)	(577,979)

Class C Shares
Proceeds from shares issued	27,262	143,500
Dividends reinvested	38,824	53,731
Cost of shares redeemed in class conversion (a)	(681,266)	–
Cost of shares redeemed	(344,740)	(734,314)

Total Class C Shares	(959,920)	(537,083)

Class R Shares
Proceeds from shares issued	1,060,694	886,489
Dividends reinvested	451,117	355,720
Cost of shares redeemed	(1,625,984)	(3,329,999)

Total Class R Shares	(114,173)	(2,087,790)

Class R6 Shares
Proceeds from shares issued	2,000,736	1,931,128
Dividends reinvested	282,623	211,444
Cost of shares redeemed	(2,336,815)	(2,335,624)

Total Class R6 Shares	(53,456)	(193,052)

Institutional Service Class Shares
Proceeds from shares issued	1,904	1,480
Dividends reinvested	1,466	1,245
Cost of shares redeemed	(11,176)	(5,651)

Total Institutional Service Class Shares	(7,806)	(2,926)

Change in net assets from capital transactions	$(1,358,433)	$(3,398,830)

12

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2010 Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	139,741	229,479
Issued in class conversion (a)	83,842	–
Reinvested	47,134	29,111
Redeemed	(297,889)	(326,478)

Total Class A Shares	(27,172)	(67,888)

Class C Shares
Issued	3,509	17,121
Reinvested	5,220	6,485
Redeemed in class conversion (a)	(84,589)	–
Redeemed	(42,873)	(88,897)

Total Class C Shares	(118,733)	(65,291)

Class R Shares
Issued	132,392	106,309
Reinvested	59,965	42,708
Redeemed	(201,936)	(395,176)

Total Class R Shares	(9,579)	(246,159)

Class R6 Shares
Issued	249,376	228,801
Reinvested	37,222	25,266
Redeemed	(289,783)	(277,314)

Total Class R6 Shares	(3,185)	(23,247)

Institutional Service Class Shares
Issued	236	177
Reinvested	194	149
Redeemed	(1,388)	(680)

Total Institutional Service Class Shares	(958)	(354)

Total change in shares	(159,627)	(402,939)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective August 23, 2019, Class C Shares converted into Class A Shares. (See Note 1)

The accompanying notes are an integral part of these financial statements.

13

Statement of Cash Flows

For the Year Ended October 31, 2019

Nationwide Destination 2010 Fund
DECREASE IN CASH
Cash flows provided by operating activities
Net increase in net assets from operations	$1,541,818
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(9,517,596)
Proceeds from disposition of investment securities of affiliated issuers	7,956,601
Purchase of investment securities of unaffiliated issuers	(657,272)
Proceeds from disposition of investment securities of unaffiliated issuers	4,817,156
Reinvestment of dividend income from affiliated issuers	(347,810)
Reinvestment of interest income from affiliated issuers	(87,319)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(843,588)
Change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	(84,486)
Reinvestment of net realized gain distributions from affiliated underlying funds	(398,953)
Net realized loss from investment transactions with affiliated issuers	35,999
Net realized loss from transactions in investment securities	74,405
Increase in receivable for investments sold	(20,989)
Decrease in payable for investments purchased	(27,940)
Decrease in investment advisory fees payable	(124)
Decrease in fund administration fees payable	(81)
Decrease in distribution fees payable	(880)
Increase in administrative servicing fees payable	848
Decrease in trustee fees payable	(14)
Increase in professional fees payable	115

Net cash provided by operating activities	2,439,890

Cash flows used in financing activities
Proceeds from shares issued	4,235,838
Cost of shares redeemed	(6,675,404)
Cash overdraft	841
Cash distributions paid to shareholders	(1,292)

Net cash used in financing activities	(2,440,017)

Net decrease in cash	(127)

Cash:
Beginning of period	127

End of period	$–

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $1,130,197.
Non-cash financing activities not included herein consist of Class C to Class A share conversions of $681,266. (See Note 1)

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated issuers of $834,082.

Non-cash operating activities not included herein consist of securities received in-kind from affiliated issuers of $4,218,572.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2010 Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$8.12	0.16	0.53	0.69	(0.16)	(0.36)	(0.52)	$8.29	9.14%		$5,528,758	0.63%	1.96%	0.63%	63.86%	(g)
Year Ended October 31, 2018	$8.52	0.15	(0.20)	(0.05)	(0.16)	(0.19)	(0.35)	$8.12	(0.59%	)	$5,640,637	0.63%	1.83%	0.63%	38.46%
Year Ended October 31, 2017	$8.18	0.15	0.57	0.72	(0.16)	(0.22)	(0.38)	$8.52	9.11%		$6,495,817	0.62%	1.83%	0.62%	57.25%
Year Ended October 31, 2016	$8.52	0.12	0.10	0.22	(0.14)	(0.42)	(0.56)	$8.18	2.81%		$5,002,312	0.62%	1.52%	0.62%	41.58%
Year Ended October 31, 2015	$9.11	0.14	(0.07)	0.07	(0.17)	(0.49)	(0.66)	$8.52	0.74%		$4,107,109	0.56%	1.61%	0.56%	38.40%

Class R Shares
Year Ended October 31, 2019	$8.10	0.13	0.53	0.66	(0.14)	(0.36)	(0.50)	$8.26	8.76%		$7,580,918	0.88%	1.67%	0.88%	63.86%	(g)
Year Ended October 31, 2018	$8.49	0.13	(0.19)	(0.06)	(0.14)	(0.19)	(0.33)	$8.10	(0.73%	)	$7,511,136	0.89%	1.61%	0.89%	38.46%
Year Ended October 31, 2017	$8.16	0.14	0.55	0.69	(0.14)	(0.22)	(0.36)	$8.49	8.72%		$9,970,294	0.88%	1.66%	0.88%	57.25%
Year Ended October 31, 2016	$8.50	0.10	0.09	0.19	(0.11)	(0.42)	(0.53)	$8.16	2.53%		$11,363,437	0.89%	1.29%	0.89%	41.58%
Year Ended October 31, 2015	$9.08	0.12	(0.08)	0.04	(0.13)	(0.49)	(0.62)	$8.50	0.47%		$12,866,836	0.88%	1.34%	0.88%	38.40%

Class R6 Shares (h)
Year Ended October 31, 2019	$8.14	0.20	0.52	0.72	(0.20)	(0.36)	(0.56)	$8.30	9.54%		$4,224,534	0.13%	2.45%	0.13%	63.86%	(g)
Year Ended October 31, 2018	$8.54	0.20	(0.20)	–	(0.21)	(0.19)	(0.40)	$8.14	(0.08%	)	$4,166,817	0.14%	2.37%	0.14%	38.46%
Year Ended October 31, 2017	$8.20	0.21	0.55	0.76	(0.20)	(0.22)	(0.42)	$8.54	9.63%		$4,569,736	0.13%	2.49%	0.13%	57.25%
Year Ended October 31, 2016	$8.54	0.17	0.09	0.26	(0.18)	(0.42)	(0.60)	$8.20	3.31%		$6,513,396	0.13%	2.04%	0.13%	41.58%
Year Ended October 31, 2015	$9.12	0.18	(0.07)	0.11	(0.20)	(0.49)	(0.69)	$8.54	1.25%		$7,517,394	0.13%	2.06%	0.13%	38.40%

Institutional Service Class Shares
Year Ended October 31, 2019	$8.13	0.19	0.54	0.73	(0.20)	(0.36)	(0.56)	$8.30	9.68%	(i)	$15,496	0.13%	2.43%	0.13%	63.86%	(g)
Year Ended October 31, 2018	$8.53	0.20	(0.20)	–	(0.21)	(0.19)	(0.40)	$8.13	(0.08%	)	$22,970	0.13%	2.37%	0.13%	38.46%
Year Ended October 31, 2017	$8.19	0.19	0.57	0.76	(0.20)	(0.22)	(0.42)	$8.53	9.57%		$27,114	0.19%	2.33%	0.19%	57.25%
Year Ended October 31, 2016	$8.52	0.19	0.05	0.24	(0.15)	(0.42)	(0.57)	$8.19	3.12%		$24,311	0.29%	2.29%	0.29%	41.58%
Year Ended October 31, 2015	$9.11	0.17	(0.07)	0.10	(0.20)	(0.49)	(0.69)	$8.52	1.14%		$72,638	0.13%	1.98%	0.13%	38.40%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes securities received or delivered in-kind.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(i)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

15

Fund Commentary	Nationwide Destination 2020 Fund

For the annual period ended October 31, 2019, the Nationwide Destination 2020 Fund (Class A at NAV*) returned 9.79% versus 12.54% for its benchmark, the Morningstar® Lifetime Allocation Moderate 2020 Index, and 10.01% for its new benchmark, the S&P Target Date To 2020 Index.** For broader comparison, the return for the Fund’s closest Morningstar® peer category, Target-Date 2020 (consisting of 247 funds as of October 31, 2019), was 10.64% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return, for the 12-month period ended October 31, 2019, was a product of positive results across asset classes and underlying investments. Although the market environment over the reporting period exhibited bouts of increased volatility, and geopolitical uncertainty often affected the day-to-day performance of asset classes, the overall result was almost uniformly positive.

During the reporting period, U.S. stocks posted strong results, with large-capitalization stocks leading the way as the S&P 500® Index returned 14.33% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, returned 9.02%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 4.90%. Non-U.S. stocks faced the headwinds of sluggish economic growth and global trade concerns, and thus did not fare as well as the S&P 500® Index. For the reporting period, the MSCI EAFE® Index (representing non-U.S. developed market countries) returned 11.04%, and the MSCI Emerging Markets® Index was up 11.86%.

U.S. and non-U.S. bonds also showed positive results during the reporting period amid continued economic growth paired with falling interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51% as the Federal Reserve cut interest rates during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II

Index returned 8.32% for the reporting period, as positive economic fundamentals and investor demand for yield helped keep credit spreads tight. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 7.82% for the reporting period as international interest rates also fell amid economic and geopolitical uncertainty and central bank easing.

On December 13, 2018, the Fund invested in a new underlying fund, the Nationwide Multi-Cap Portfolio, which is benchmarked to the Russell 3000® Index and is intended to exceed the benchmark’s performance with limited tracking error via less-correlated alpha-generation strategies.† Allocations to the underlying Nationwide S&P 500 Index Fund, Nationwide Mid Cap Market Index Fund and Nationwide Small Cap Index Fund subsequently were reduced. During the reporting period, the Fund also reduced its exposure to the underlying iShares 20+ Year Treasury Bond ETF (TLT) but later reversed the reduction, given the change in the treasury yield curve and the relatively short-weighted duration in the Fund’s fixed-income portfolio.

The Fund temporarily held U.S. equity futures while transitioning assets into the Nationwide Multi-Cap Portfolio. The impact of holding U.S. equity futures was not material to Fund performance over the reporting period.

All of the Fund’s 12 underlying investments held during the reporting period posted positive returns. The underlying Nationwide Multi-Cap Portfolio (Class R6) and the underlying Nationwide Bond Index Fund (Class R6) returned 17.11%‡ and 11.34%, respectively, and were the largest contributors to the Fund’s returns for the period. The smallest contributors to Fund returns were the underlying Nationwide Small Cap Index Fund (Class R6) and the underlying iShares Core MSCI Emerging Markets ETF Fund, which posted returns of 4.76% and 11.64%, respectively, during the reporting period.

16

Fund Commentary (cont.)	Nationwide Destination 2020 Fund

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

* Performance is shown for the Fund’s Class A shares to correspond with the class used for performance reporting in the Fund’s prospectus. Institutional Service Class shares previously were shown in the Fund’s annual reports for performance reporting.

** The Fund’s benchmark will change to the S&P Target Date To 2020 Index effective December 20, 2019, because that index correlates better to the Fund’s “to retirement” strategy.

† Alpha is an investment’s return that is not a result of general market movement and refers to excess returns over the benchmark. An alpha of zero means that a fund is tracking perfectly with the benchmark index and that the manager has not added or lost additional value compared to the overall market.

‡ The return shown is for the period when the Fund added the Nationwide Multi-Cap Portfolio as an underlying investment on December 13, 2018, through October 31, 2019, rather than the full reporting period.

An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantees a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

The target date is the approximate date when investors plan to start withdrawals. The Fund offers continuous rebalancing over time to become more conservative as investors approach their planned retirement date. The principal value of the Fund is not guaranteed at any time, including the target date.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

17

Fund Overview	Nationwide Destination 2020 Fund

Asset Allocation1

Equity Funds	45.3%
Fixed Income Funds	35.6%
Investment Contract	14.5%
Alternative Assets	4.6%
Liabilities in excess of other assets†	0.0%
100.0%

Top Holdings2

Nationwide Multi-Cap Portfolio, Class R6	28.1%
Nationwide Bond Index Fund, Class R6	19.4%
Nationwide Contract	14.5%
Nationwide International Index Fund, Class R6	11.6%
Nationwide Core Plus Bond Fund, Class R6	8.5%
Nationwide Inflation-Protected Securities Fund, Class R6	5.2%
Nationwide Amundi Strategic Income Fund, Class R6	4.6%
Nationwide Mid Cap Market Index Fund, Class R6	2.7%
iShares Core MSCI Emerging Markets ETF	2.7%
iShares 20+ Year Treasury Bond ETF	2.4%
Nationwide Small Cap Index Fund, Class R6	0.3%
100.0%

†	Amount rounds to less than 0.1%.

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

18

Fund Performance	Nationwide Destination 2020 Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	9.79%	4.87%	6.85%
	w/SC2	3.45%	3.63%	6.22%
Class R3,4		9.54%	4.59%	6.56%
Class R6[3,5]		10.40%	5.37%	7.36%
Institutional Service Class[3]		10.05%	5.10%	7.09%
Morningstar® Lifetime Allocation Moderate 2020 Index		12.54%	5.57%	7.93%
S&P Target Date To 2020 Index		10.01%	5.07%	6.93%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	Not subject to any SCs.

[4]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[5]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.89%
Class R	1.14%
Class R6	0.39%
Institutional Service Class	0.64%

^

Current effective prospectus dated February 28, 2019 (as revised August 27, 2019). The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

19

Fund Performance (cont.)	Nationwide Destination 2020 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Destination 2020 Fund versus the Morningstar® (Mstar) Lifetime Allocation Moderate 2020 Index (current benchmark) and the S&P Target Date To 2020 Index (new benchmark as of 12/20/19) over the 10-year period ended 10/31/19. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

20

Shareholder Expense Example	Nationwide Destination 2020 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2020 Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19(a)	Expense Ratio During Period (%) 5/1/19 - 10/31/19(a)
Class A Shares	Actual	(b)	1,000.00	1,031.50	3.23	0.63
	Hypothetical	(b)(c)	1,000.00	1,022.03	3.21	0.63
Class R Shares	Actual	(b)	1,000.00	1,030.30	4.50	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88
Class R6 Shares	Actual	(b)	1,000.00	1,035.00	0.67	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13
Institutional Service Class Shares	Actual	(b)	1,000.00	1,032.70	1.95	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

21

Statement of Investments

October 31, 2019

Nationwide Destination 2020 Fund

Investment Companies 80.5%

	Shares	Value

Alternative Assets 4.6%
Nationwide Amundi Strategic Income Fund, Class R6 (a)	909,054	$9,445,071

Total Alternative Assets (cost $9,446,270)		9,445,071

Equity Funds 42.7%
Nationwide International Index Fund, Class R6 (a)	2,998,528	23,688,367
Nationwide Mid Cap Market Index Fund, Class R6 (a)	350,926	5,449,877
Nationwide Multi-Cap Portfolio, Class R6 (a)	4,927,366	57,206,724
Nationwide Small Cap Index Fund, Class R6 (a)	61,453	617,603

Total Equity Funds (cost $79,762,224)		86,962,571

Fixed Income Funds 33.2%
Nationwide Bond Index Fund, Class R6 (a)	3,473,153	39,420,286
Nationwide Core Plus Bond Fund, Class R6 (a)	1,670,162	17,403,093
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	1,061,237	10,676,047

Total Fixed Income Funds (cost $65,210,804)		67,499,426

Total Investment Companies (cost $154,419,298)		163,907,068

Exchange Traded Funds 5.0%
Equity Fund 2.6%
iShares Core MSCI Emerging Markets ETF	105,807	5,414,144

Fixed Income Fund 2.4%
iShares 20+ Year Treasury Bond ETF	34,315	4,846,651

Total Exchange Traded Funds (cost $10,177,397)		10,260,795

Investment Contract 14.5%

	Principal Amount

Nationwide Contract, 2.50%^¥ (a)(b)	$29,523,086	29,523,086

Total Investment Contract (cost $29,523,086)		29,523,086

Total Investments (cost $194,119,781) — 100.0%		203,690,949

Liabilities in excess of other assets — 0.0%†		(93,952)

NET ASSETS — 100.0%		$203,596,997

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

†	Amount rounds to less than 0.1%.

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

22

Statement of Assets and Liabilities

October 31, 2019

Nationwide Destination 2020 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $183,942,384)	$193,430,154
Investment securities of unaffiliated issuers, at value (cost $10,177,397)	10,260,795
Receivable for investments sold	135,687
Receivable for capital shares issued	28,604

Total Assets	203,855,240

Liabilities:
Payable for capital shares redeemed	159,363
Cash overdraft (Note 2)	11,679
Accrued expenses and other payables:
Investment advisory fees	22,530
Distribution fees	24,231
Administrative servicing fees	38,184
Trustee fees	429
Professional fees	1,827

Total Liabilities	258,243

Net Assets	$203,596,997

Represented by:
Capital	$189,367,857
Total distributable earnings (loss)	14,229,140

Net Assets	$203,596,997

Net Assets:
Class A Shares	$22,489,161
Class R Shares	45,829,237
Class R6 Shares	47,282,284
Institutional Service Class Shares	87,996,315

Total	$203,596,997

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,444,805
Class R Shares	4,998,213
Class R6 Shares	5,102,129
Institutional Service Class Shares	9,543,465

Total	22,088,612

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.20
Class R Shares	$9.17
Class R6 Shares	$9.27
Institutional Service Class Shares	$9.22
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.76

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

23

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Destination 2020 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$4,382,480
Interest income from affiliated issuers	621,022
Dividend income from unaffiliated issuers	222,720
Interest income (unaffiliated)	41,920
Income from securities lending (Note 2)	37

Total Income	5,268,179

EXPENSES:
Investment advisory fees	267,443
Distribution fees Class A	52,478
Distribution fees Class C (a)	15,374
Distribution fees Class R	233,385
Administrative servicing fees Class A	52,478
Administrative servicing fees Class C (a)	1,264
Administrative servicing fees Class R	116,693
Administrative servicing fees Institutional Service Class	217,864
Professional fees	3,183
Trustee fees	6,550

Total Expenses	966,712

NET INVESTMENT INCOME	4,301,467

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated issuers	5,874,213
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	1,254,301
Transactions in investment securities of unaffiliated issuers	(1,015,564)
Expiration or closing of futures contracts (Note 2)	(224,450)

Net realized gains	5,888,500

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	8,328,992
Investment securities of unaffiliated issuers	1,025,800

Net change in unrealized appreciation/depreciation	9,354,792

Net realized/unrealized gains	15,243,292

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$19,544,759

(a)	Effective August 23, 2019, Class C Shares converted into Class A Shares. (See Note 1)

The accompanying notes are an integral part of these financial statements.

24

Statements of Changes in Net Assets

	Nationwide Destination 2020 Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$4,301,467	$4,522,556
Net realized gains	5,888,500	13,154,074
Net change in unrealized appreciation/depreciation	9,354,792	(17,496,182)

Change in net assets resulting from operations	19,544,759	180,448

Distributions to Shareholders From:
Distributable earnings:
Class A	(1,667,161)	(1,656,666)
Class C (a)	(129,165)	(267,233)
Class R	(3,722,580)	(4,488,825)
Class R6	(4,225,786)	(5,513,749)
Institutional Service Class	(7,066,355)	(7,675,989)

Change in net assets from shareholder distributions	(16,811,047)	(19,602,462)

Change in net assets from capital transactions	(10,538,378)	(26,156,686)

Change in net assets	(7,804,666)	(45,578,700)

Net Assets:
Beginning of year	211,401,663	256,980,363

End of year	$203,596,997	$211,401,663

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,685,066	$4,495,037
Proceeds from shares issued in class conversion (a)	1,708,760	–
Dividends reinvested	1,667,093	1,656,649
Cost of shares redeemed	(5,757,330)	(5,910,168)

Total Class A Shares	1,303,589	241,518

Class C Shares
Proceeds from shares issued	80,984	11,500
Dividends reinvested	129,165	267,233
Cost of shares redeemed in class conversion (a)	(1,708,760)	–
Cost of shares redeemed	(896,040)	(1,325,096)

Total Class C Shares	(2,394,651)	(1,046,363)

Class R Shares
Proceeds from shares issued	4,646,870	4,321,979
Dividends reinvested	3,722,580	4,488,825
Cost of shares redeemed	(12,571,614)	(17,030,530)

Total Class R Shares	(4,202,164)	(8,219,726)

Class R6 Shares
Proceeds from shares issued	10,963,341	12,614,068
Dividends reinvested	4,225,786	5,513,749
Cost of shares redeemed	(17,109,773)	(34,640,366)

Total Class R6 Shares	(1,920,646)	(16,512,549)

25

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2020 Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$15,653,313	$16,606,384
Dividends reinvested	7,066,355	7,675,989
Cost of shares redeemed	(26,044,174)	(24,901,939)

Total Institutional Service Class Shares	(3,324,506)	(619,566)

Change in net assets from capital transactions	$(10,538,378)	$(26,156,686)

SHARE TRANSACTIONS:
Class A Shares
Issued	418,554	471,540
Issued in class conversion (a)	190,780	–
Reinvested	202,249	175,621
Redeemed	(649,080)	(612,058)

Total Class A Shares	162,503	35,103

Class C Shares
Issued	10,214	1,234
Reinvested	16,005	28,717
Redeemed in class conversion (a)	(193,649)	–
Redeemed	(100,940)	(141,100)

Total Class C Shares	(268,370)	(111,149)

Class R Shares
Issued	524,168	454,611
Reinvested	454,370	477,064
Redeemed	(1,422,442)	(1,777,097)

Total Class R Shares	(443,904)	(845,422)

Class R6 Shares
Issued	1,210,892	1,289,502
Reinvested	508,192	580,839
Redeemed	(1,904,988)	(3,599,541)

Total Class R6 Shares	(185,904)	(1,729,200)

Institutional Service Class Shares
Issued	1,759,236	1,731,302
Reinvested	854,776	811,904
Redeemed	(2,906,253)	(2,581,039)

Total Institutional Service Class Shares	(292,241)	(37,833)

Total change in shares	(1,027,916)	(2,688,501)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective August 23, 2019, Class C Shares converted into Class A Shares. (See Note 1)

The accompanying notes are an integral part of these financial statements.

26

Statement of Cash Flows

For the Year Ended October 31, 2019

Nationwide Destination 2020 Fund
DECREASE IN CASH
Cash flows provided by operating activities
Net increase in net assets from operations	$19,544,759
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(107,604,654)
Proceeds from disposition of investment securities of affiliated issuers	78,015,905
Purchase of investment securities of unaffiliated issuers	(6,131,294)
Proceeds from disposition of investment securities of unaffiliated issuers	63,988,536
Reinvestment of dividend income from affiliated issuers	(4,382,480)
Reinvestment of interest income from affiliated issuers	(621,022)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(8,328,992)
Change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	(1,025,800)
Reinvestment of net realized gain distributions from affiliated underlying funds	(5,874,213)
Net realized gain from investment transactions with affiliated issuers	(1,254,301)
Net realized loss from transactions in investment securities	1,015,564
Decrease in receivable for investments sold	195,418
Decrease in investment advisory fees payable	(1,317)
Decrease in fund administration fees payable	(948)
Decrease in distribution fees payable	(3,837)
Increase in administrative servicing fees payable	5,106
Decrease in trustee fees payable	(184)
Increase in professional fees payable	1,289

Net cash provided by operating activities	27,537,535

Cash flows used in financing activities
Proceeds from shares issued	35,031,304
Cost of shares redeemed	(62,581,007)
Cash overdraft	11,679
Cash distributions paid to shareholders	(68)

Net cash used in financing activities	(27,538,092)

Net decrease in cash	(557)

Cash:
Beginning of period	557

End of period	$–

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $16,810,979.
Non-cash financing activities not included herein consist of Class C to Class A share conversions of $1,708,760. (See Note 1)

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated issuers of $10,877,715.

Non-cash operating activities not included herein consist of securities received in-kind from affiliated issuers of $58,759,200.

The accompanying notes are an integral part of these financial statements.

27

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2020 Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$9.13	0.17	0.63	0.80	(0.18)	(0.55)	(0.73)	$9.20	9.79%		$22,489,161	0.63%	1.92%	0.63%	61.71%	(g)
Year Ended October 31, 2018	$9.94	0.17	(0.20)	(0.03)	(0.18)	(0.60)	(0.78)	$9.13	(0.49%	)	$20,838,164	0.63%	1.77%	0.63%	22.56%
Year Ended October 31, 2017	$9.41	0.18	0.99	1.17	(0.19)	(0.45)	(0.64)	$9.94	13.00%		$22,344,051	0.60%	1.93%	0.60%	34.17%
Year Ended October 31, 2016	$9.74	0.12	0.09	0.21	(0.14)	(0.40)	(0.54)	$9.41	2.38%		$19,592,496	0.60%	1.31%	0.60%	23.70%
Year Ended October 31, 2015	$10.29	0.15	(0.11)	0.04	(0.19)	(0.40)	(0.59)	$9.74	0.37%		$16,112,317	0.55%	1.56%	0.55%	15.99%

Class R Shares
Year Ended October 31, 2019	$9.10	0.15	0.63	0.78	(0.16)	(0.55)	(0.71)	$9.17	9.54%		$45,829,237	0.88%	1.69%	0.88%	61.71%	(g)
Year Ended October 31, 2018	$9.91	0.15	(0.20)	(0.05)	(0.16)	(0.60)	(0.76)	$9.10	(0.77%	)	$49,535,267	0.89%	1.53%	0.89%	22.56%
Year Ended October 31, 2017	$9.39	0.16	0.97	1.13	(0.16)	(0.45)	(0.61)	$9.91	12.58%		$62,331,210	0.88%	1.68%	0.88%	34.17%
Year Ended October 31, 2016	$9.71	0.10	0.09	0.19	(0.11)	(0.40)	(0.51)	$9.39	2.18%		$65,655,004	0.89%	1.08%	0.89%	23.70%
Year Ended October 31, 2015	$10.25	0.13	(0.12)	0.01	(0.15)	(0.40)	(0.55)	$9.71	0.08%		$81,852,928	0.88%	1.33%	0.88%	15.99%

Class R6 Shares (h)
Year Ended October 31, 2019	$9.19	0.22	0.63	0.85	(0.22)	(0.55)	(0.77)	$9.27	10.40%		$47,282,284	0.13%	2.44%	0.13%	61.71%	(g)
Year Ended October 31, 2018	$10.01	0.23	(0.22)	0.01	(0.23)	(0.60)	(0.83)	$9.19	(0.10%	)	$48,611,693	0.14%	2.35%	0.14%	22.56%
Year Ended October 31, 2017	$9.47	0.24	0.98	1.22	(0.23)	(0.45)	(0.68)	$10.01	13.55%		$70,211,410	0.13%	2.49%	0.13%	34.17%
Year Ended October 31, 2016	$9.79	0.17	0.09	0.26	(0.18)	(0.40)	(0.58)	$9.47	2.94%		$74,470,003	0.13%	1.79%	0.13%	23.70%
Year Ended October 31, 2015	$10.34	0.20	(0.12)	0.08	(0.23)	(0.40)	(0.63)	$9.79	0.75%		$62,653,169	0.13%	2.01%	0.13%	15.99%

Institutional Service Class Shares
Year Ended October 31, 2019	$9.15	0.19	0.63	0.82	(0.20)	(0.55)	(0.75)	$9.22	10.05%		$87,996,315	0.38%	2.17%	0.38%	61.71%	(g)
Year Ended October 31, 2018	$9.96	0.19	(0.19)	–	(0.21)	(0.60)	(0.81)	$9.15	(0.25%	)	$90,000,544	0.39%	2.03%	0.39%	22.56%
Year Ended October 31, 2017	$9.43	0.21	0.98	1.19	(0.21)	(0.45)	(0.66)	$9.96	13.21%		$98,370,448	0.38%	2.15%	0.38%	34.17%
Year Ended October 31, 2016	$9.75	0.14	0.10	0.24	(0.16)	(0.40)	(0.56)	$9.43	2.69%		$99,888,936	0.38%	1.55%	0.38%	23.70%
Year Ended October 31, 2015	$10.30	0.18	(0.13)	0.05	(0.20)	(0.40)	(0.60)	$9.75	0.50%		$102,156,974	0.38%	1.80%	0.38%	15.99%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes securities received or delivered in-kind.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

28

Fund Commentary	Nationwide Destination 2025 Fund

For the annual period ended October 31, 2019, the Nationwide Destination 2025 Fund (Class A at NAV*) returned 10.20% versus 13.04% for its benchmark, the Morningstar® Lifetime Allocation Moderate 2025 Index, and 10.60% for its new benchmark, the S&P Target Date To 2025 Index.** For broader comparison, the return for the Fund’s closest Morningstar® peer category, Target-Date 2025 (consisting of 233 funds as of October 31, 2019), was 11.27% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return, for the 12-month period ended October 31, 2019, was a product of positive results across asset classes and underlying investments. Although the market environment over the reporting period exhibited bouts of increased volatility, and geopolitical uncertainty often affected the day-to-day performance of asset classes, the overall result was almost uniformly positive.

During the reporting period, U.S. stocks posted strong results, with large-capitalization stocks leading the way as the S&P 500® Index returned 14.33% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, returned 9.02%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 4.90%. Non-U.S. stocks faced the headwinds of sluggish economic growth and global trade concerns, and thus did not fare as well as the S&P 500® Index. For the reporting period, the MSCI EAFE® Index (representing non-U.S. developed market countries) returned 11.04%, and the MSCI Emerging Markets® Index was up 11.86%.

U.S. and non-U.S. bonds also showed positive results during the reporting period amid continued economic growth paired with falling interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51% as the Federal Reserve cut interest rates during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II

Index returned 8.32% for the reporting period, as positive economic fundamentals and investor demand for yield helped keep credit spreads tight. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 7.82% for the reporting period as international interest rates also fell amid economic and geopolitical uncertainty and central bank easing.

On December 13, 2018, the Fund invested in a new underlying fund, the Nationwide Multi-Cap Portfolio, which is benchmarked to the Russell 3000® Index and is intended to exceed the benchmark’s performance with limited tracking error via less-correlated alpha-generation strategies.† Allocations to the underlying Nationwide S&P 500 Index Fund, Nationwide Mid Cap Market Index Fund and Nationwide Small Cap Index Fund subsequently were reduced. During the reporting period, the Fund also reduced its exposure to the underlying iShares 20+ Year Treasury Bond ETF (TLT) but later reversed the reduction, given the change in the treasury yield curve and the relatively short-weighted duration in the Fund’s fixed-income portfolio.

The Fund temporarily held U.S. equity futures while transitioning assets into the Nationwide Multi-Cap Portfolio. The impact of holding U.S. equity futures was not material to Fund performance over the reporting period.

All of the Fund’s 12 underlying investments held during the reporting period posted positive returns. The underlying Nationwide Multi-Cap Portfolio (Class R6) and the underlying Nationwide Bond Index Fund (Class R6) returned 17.11%‡ and 11.34%, respectively, and were the largest contributors to the Fund’s returns for the period. The smallest contributors to Fund returns were the underlying Nationwide Small Cap Index Fund (Class R6) and the underlying Nationwide Inflation-Protected Securities Fund (Class R6), which posted returns of 4.76% and 8.82%, respectively, during the reporting period.

29

Fund Commentary (cont.)	Nationwide Destination 2025 Fund

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

* Performance is shown for the Fund’s Class A shares to correspond with the class used for performance reporting in the Fund’s prospectus. Institutional Service Class shares previously were shown in the Fund’s annual reports for performance reporting.

** The Fund’s benchmark will change to the S&P Target Date To 2025 Index effective December 20, 2019, because that index correlates better to the Fund’s “to retirement” strategy.

† Alpha is an investment’s return that is not a result of general market movement and refers to excess returns over the benchmark. An alpha of zero means that a fund is tracking perfectly with the benchmark index and that the manager has not added or lost additional value compared to the overall market.

‡ The return shown is for the period when the Fund added the Nationwide Multi-Cap Portfolio as an underlying investment on December 13, 2018, through October 31, 2019, rather than the full reporting period.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantees a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

The target date is the approximate date when investors plan to start withdrawals. The Fund offers continuous rebalancing over time to become more conservative as investors approach their planned retirement date. The principal value of the Fund is not guaranteed at any time, including the target date.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

30

Fund Overview	Nationwide Destination 2025 Fund

Asset Allocation1

Equity Funds	56.5%
Fixed Income Funds	30.8%
Investment Contract	9.0%
Alternative Assets	3.7%
Liabilities in excess of other assets†	0.0%
100.0%

Top Holdings2

Nationwide Multi-Cap Portfolio, Class R6	31.6%
Nationwide Bond Index Fund, Class R6	18.8%
Nationwide International Index Fund, Class R6	15.3%
Nationwide Contract	9.0%
Nationwide Core Plus Bond Fund, Class R6	7.3%
iShares Core MSCI Emerging Markets ETF	4.4%
Nationwide Amundi Strategic Income Fund, Class R6	3.7%
Nationwide Mid Cap Market Index Fund, Class R6	3.3%
iShares 20+ Year Treasury Bond ETF	2.7%
Nationwide Small Cap Index Fund, Class R6	2.0%
Nationwide Inflation-Protected Securities Fund, Class R6	1.9%
100.0%

†	Amount rounds to less than 0.1%.

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

31

Fund Performance	Nationwide Destination 2025 Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	10.20%	5.27%	7.63%
	w/SC2	3.83%	4.03%	7.00%
Class R3,4		9.94%	4.99%	7.34%
Class R6[3,5]		10.79%	5.78%	8.16%
Institutional Service Class[3]		10.57%	5.50%	7.87%
Morningstar® Lifetime Allocation Moderate 2025 Index		13.04%	6.05%	8.65%
S&P Target Date To 2025 Index		10.60%	5.56%	7.60%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	Not subject to any SCs.

[4]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[5]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.90%
Class R	1.15%
Class R6	0.40%
Institutional Service Class	0.65%

^

Current effective prospectus dated February 28, 2019 (as revised August 27, 2019). The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

32

Fund Performance (cont.)	Nationwide Destination 2025 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Destination 2025 Fund versus the Morningstar® (Mstar) Lifetime Allocation Moderate 2025 Index (current benchmark) and the S&P Target Date To 2025 Index (new benchmark as of 12/20/19) over the 10-year period ended 10/31/19. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

33

Shareholder Expense Example	Nationwide Destination 2025 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2025 Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19(a)	Expense Ratio During Period (%) 5/1/19 - 10/31/19(a)
Class A Shares	Actual	(b)	1,000.00	1,031.40	3.23	0.63
	Hypothetical	(b)(c)	1,000.00	1,022.03	3.21	0.63
Class R Shares	Actual	(b)	1,000.00	1,030.20	4.50	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88
Class R6 Shares	Actual	(b)	1,000.00	1,034.80	0.67	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13
Institutional Service Class Shares	Actual	(b)	1,000.00	1,032.60	1.95	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

34

Statement of Investments

October 31, 2019

Nationwide Destination 2025 Fund

Investment Companies 83.9%

	Shares	Value

Alternative Assets 3.7%
Nationwide Amundi Strategic Income Fund, Class R6 (a)	1,060,908	$11,022,833

Total Alternative Assets (cost $11,020,919)		11,022,833

Equity Funds 52.1%
Nationwide International Index Fund, Class R6 (a)	5,799,817	45,818,551
Nationwide Mid Cap Market Index Fund, Class R6 (a)	629,458	9,775,479
Nationwide Multi-Cap Portfolio, Class R6 (a)	8,145,145	94,565,139
Nationwide Small Cap Index Fund, Class R6 (a)	599,223	6,022,186

Total Equity Funds (cost $145,537,400)		156,181,355

Fixed Income Funds 28.1%
Nationwide Bond Index Fund, Class R6 (a)	4,964,573	56,347,902
Nationwide Core Plus Bond Fund, Class R6 (a)	2,106,246	21,947,087
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	575,053	5,785,036

Total Fixed Income Funds (cost $81,239,659)		84,080,025

Total Investment Companies (cost $237,797,978)		251,284,213

Exchange Traded Funds 7.1%
Equity Fund 4.4%
iShares Core MSCI Emerging Markets ETF	256,405	13,120,244

Fixed Income Fund 2.7%
iShares 20+ Year Treasury Bond ETF	56,947	8,043,194

Total Exchange Traded Funds (cost $21,308,591)		21,163,438

Investment Contract 9.0%

	Principal Amount

Nationwide Contract, 2.50%^¥ (a)(b)	$26,991,856	26,991,856

Total Investment Contract (cost $26,991,856)		26,991,856

Total Investments (cost $286,098,425) — 100.0%		299,439,507

Liabilities in excess of other assets — 0.0%†		(119,719)

NET ASSETS — 100.0%		$299,319,788

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

†	Amount rounds to less than 0.1%.

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

35

Statement of Assets and Liabilities

October 31, 2019

Nationwide Destination 2025 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $264,789,834)	$278,276,069
Investment securities of unaffiliated issuers, at value (cost $21,308,591)	21,163,438
Interest receivable	14
Receivable for investments sold	19,482
Receivable for capital shares issued	189,542

Total Assets	299,648,545

Liabilities:
Payable for capital shares redeemed	187,088
Cash overdraft (Note 2)	22,374
Accrued expenses and other payables:
Investment advisory fees	32,701
Distribution fees	33,541
Administrative servicing fees	49,876
Trustee fees	616
Professional fees	2,561

Total Liabilities	328,757

Net Assets	$299,319,788

Represented by:
Capital	$275,695,016
Total distributable earnings (loss)	23,624,772

Net Assets	$299,319,788

Net Assets:
Class A Shares	$35,709,459
Class R Shares	61,565,642
Class R6 Shares	69,059,144
Institutional Service Class Shares	132,985,543

Total	$299,319,788

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,750,564
Class R Shares	6,488,312
Class R6 Shares	7,196,160
Institutional Service Class Shares	13,943,422

Total	31,378,458

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.52
Class R Shares	$9.49
Class R6 Shares	$9.60
Institutional Service Class Shares	$9.54
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.10

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

36

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Destination 2025 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$6,134,038
Interest income from affiliated issuers	648,983
Dividend income from unaffiliated issuers	448,241
Interest income (unaffiliated)	70,889
Income from securities lending (Note 2)	63

Total Income	7,302,214

EXPENSES:
Investment advisory fees	378,580
Distribution fees Class A	86,246
Distribution fees Class C (a)	17,671
Distribution fees Class R	311,597
Administrative servicing fees Class A	84,954
Administrative servicing fees Class C (a)	1,288
Administrative servicing fees Class R	155,798
Administrative servicing fees Institutional Service Class	306,436
Professional fees	4,522
Trustee fees	9,241

Total Expenses	1,356,333

NET INVESTMENT INCOME	5,945,881

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated issuers	9,341,210
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	3,778,087
Transactions in investment securities of unaffiliated issuers	(549,408)
Expiration or closing of futures contracts (Note 2)	(1,268,700)

Net realized gains	11,301,189

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	9,873,042
Investment securities of unaffiliated issuers	1,857,732

Net change in unrealized appreciation/depreciation	11,730,774

Net realized/unrealized gains	23,031,963

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$28,977,844

(a)	Effective August 23, 2019, Class C Shares converted into Class A Shares. (See Note 1)

The accompanying notes are an integral part of these financial statements.

37

Statements of Changes in Net Assets

	Nationwide Destination 2025 Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$5,945,881	$5,806,851
Net realized gains	11,301,189	19,251,762
Net change in unrealized appreciation/depreciation	11,730,774	(25,681,222)

Change in net assets resulting from operations	28,977,844	(622,609)

Distributions to Shareholders From:
Distributable earnings:
Class A	(2,833,602)	(3,021,675)
Class C (a)	(165,281)	(232,188)
Class R	(5,091,507)	(5,810,240)
Class R6	(6,220,953)	(7,439,868)
Institutional Service Class	(10,087,697)	(9,313,676)

Change in net assets from shareholder distributions	(24,399,040)	(25,817,647)

Change in net assets from capital transactions	8,349,706	(6,439,433)

Change in net assets	12,928,510	(32,879,689)

Net Assets:
Beginning of year	286,391,278	319,270,967

End of year	$299,319,788	$286,391,278

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,316,021	$7,940,752
Proceeds from shares issued in class conversion (a)	1,974,152	–
Dividends reinvested	2,823,140	3,013,316
Cost of shares redeemed	(9,078,293)	(12,809,570)

Total Class A Shares	1,035,020	(1,855,502)

Class C Shares
Proceeds from shares issued	164,661	225,951
Dividends reinvested	165,281	232,188
Cost of shares redeemed in class conversion (a)	(1,974,152)	–
Cost of shares redeemed	(448,898)	(1,194,361)

Total Class C Shares	(2,093,108)	(736,222)

Class R Shares
Proceeds from shares issued	4,795,097	4,595,601
Dividends reinvested	5,091,507	5,810,240
Cost of shares redeemed	(12,746,134)	(19,191,065)

Total Class R Shares	(2,859,530)	(8,785,224)

Class R6 Shares
Proceeds from shares issued	9,764,073	19,900,132
Dividends reinvested	6,220,953	7,439,868
Cost of shares redeemed	(19,324,862)	(34,668,712)

Total Class R6 Shares	(3,339,836)	(7,328,712)

Institutional Service Class Shares
Proceeds from shares issued	27,341,133	23,417,752
Dividends reinvested	10,087,697	9,313,676
Cost of shares redeemed	(21,821,670)	(20,465,201)

Total Institutional Service Class Shares	15,607,160	12,266,227

Change in net assets from capital transactions	$8,349,706	$(6,439,433)

38

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2025 Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	587,741	797,662
Issued in class conversion (a)	214,759	–
Reinvested	334,657	307,026
Redeemed	(985,975)	(1,280,358)

Total Class A Shares	151,182	(175,670)

Class C Shares
Issued	19,132	23,317
Reinvested	19,974	23,921
Redeemed in class conversion (a)	(217,324)	–
Redeemed	(49,766)	(123,806)

Total Class C Shares	(227,984)	(76,568)

Class R Shares
Issued	529,150	464,119
Reinvested	606,592	593,999
Redeemed	(1,389,168)	(1,921,008)

Total Class R Shares	(253,426)	(862,890)

Class R6 Shares
Issued	1,054,883	1,976,480
Reinvested	730,426	753,241
Redeemed	(2,092,516)	(3,475,701)

Total Class R6 Shares	(307,207)	(745,980)

Institutional Service Class Shares
Issued	2,964,798	2,356,102
Reinvested	1,191,722	947,670
Redeemed	(2,365,247)	(2,036,384)

Total Institutional Service Class Shares	1,791,273	1,267,388

Total change in shares	1,153,838	(593,720)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective August 23, 2019, Class C Shares converted into Class A Shares. (See Note 1)

The accompanying notes are an integral part of these financial statements.

39

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2025 Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$9.46	0.17	0.68	0.85	(0.18)	(0.61)	(0.79)	$9.52	10.20%		$35,709,459	0.63%	1.88%	0.63%	60.90%	(g)
Year Ended October 31, 2018	$10.34	0.17	(0.21)	(0.04)	(0.19)	(0.65)	(0.84)	$9.46	(0.68%	)	$34,050,098	0.63%	1.71%	0.63%	25.06%
Year Ended October 31, 2017	$9.67	0.19	1.19	1.38	(0.19)	(0.52)	(0.71)	$10.34	15.12%		$39,049,858	0.61%	1.89%	0.61%	41.00%
Year Ended October 31, 2016	$9.94	0.11	0.10	0.21	(0.12)	(0.36)	(0.48)	$9.67	2.44%		$31,546,828	0.61%	1.11%	0.61%	19.19%
Year Ended October 31, 2015	$10.54	0.15	(0.14)	0.01	(0.19)	(0.42)	(0.61)	$9.94	0.16%		$23,187,219	0.54%	1.50%	0.54%	11.50%

Class R Shares
Year Ended October 31, 2019	$9.43	0.15	0.68	0.83	(0.16)	(0.61)	(0.77)	$9.49	9.94%		$61,565,642	0.88%	1.63%	0.88%	60.90%	(g)
Year Ended October 31, 2018	$10.31	0.15	(0.22)	(0.07)	(0.16)	(0.65)	(0.81)	$9.43	(0.93%	)	$63,568,491	0.89%	1.49%	0.89%	25.06%
Year Ended October 31, 2017	$9.64	0.16	1.20	1.36	(0.17)	(0.52)	(0.69)	$10.31	14.84%		$78,423,274	0.88%	1.66%	0.88%	41.00%
Year Ended October 31, 2016	$9.91	0.08	0.10	0.18	(0.09)	(0.36)	(0.45)	$9.64	2.13%		$81,876,794	0.88%	0.89%	0.88%	19.19%
Year Ended October 31, 2015	$10.50	0.13	(0.15)	(0.02)	(0.15)	(0.42)	(0.57)	$9.91	(0.14%	)	$94,100,551	0.88%	1.27%	0.88%	11.50%

Class R6 Shares (h)
Year Ended October 31, 2019	$9.53	0.22	0.69	0.91	(0.23)	(0.61)	(0.84)	$9.60	10.79%		$69,059,144	0.13%	2.38%	0.13%	60.90%	(g)
Year Ended October 31, 2018	$10.41	0.23	(0.22)	0.01	(0.24)	(0.65)	(0.89)	$9.53	(0.17%	)	$71,500,254	0.14%	2.28%	0.14%	25.06%
Year Ended October 31, 2017	$9.73	0.25	1.19	1.44	(0.24)	(0.52)	(0.76)	$10.41	15.67%		$85,913,862	0.13%	2.48%	0.13%	41.00%
Year Ended October 31, 2016	$10.00	0.15	0.11	0.26	(0.17)	(0.36)	(0.53)	$9.73	2.89%		$83,247,797	0.13%	1.61%	0.13%	19.19%
Year Ended October 31, 2015	$10.59	0.20	(0.14)	0.06	(0.23)	(0.42)	(0.65)	$10.00	0.63%		$67,863,127	0.13%	1.94%	0.13%	11.50%

Institutional Service Class Shares
Year Ended October 31, 2019	$9.47	0.19	0.69	0.88	(0.20)	(0.61)	(0.81)	$9.54	10.57%		$132,985,543	0.38%	2.11%	0.38%	60.90%	(g)
Year Ended October 31, 2018	$10.36	0.20	(0.23)	(0.03)	(0.21)	(0.65)	(0.86)	$9.47	(0.52%	)	$115,138,953	0.39%	1.97%	0.39%	25.06%
Year Ended October 31, 2017	$9.68	0.21	1.21	1.42	(0.22)	(0.52)	(0.74)	$10.36	15.46%		$112,765,384	0.38%	2.13%	0.38%	41.00%
Year Ended October 31, 2016	$9.95	0.13	0.10	0.23	(0.14)	(0.36)	(0.50)	$9.68	2.64%		$101,891,319	0.38%	1.37%	0.38%	19.19%
Year Ended October 31, 2015	$10.55	0.17	(0.14)	0.03	(0.21)	(0.42)	(0.63)	$9.95	0.28%		$101,137,631	0.38%	1.72%	0.38%	11.50%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes securities received or delivered in-kind.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

40

Fund Commentary	Nationwide Destination 2030 Fund

For the annual period ended October 31, 2019, the Nationwide Destination 2030 Fund (Class A at NAV*) returned 10.82% versus 13.23% for its benchmark, the Morningstar® Lifetime Allocation Moderate 2030 Index, and 10.93% for its new benchmark, the S&P Target Date To 2030 Index.** For broader comparison, the return for the Fund’s closest Morningstar® peer category, Target-Date 2030 (consisting of 242 funds as of October 31, 2019), was 11.49% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return, for the 12-month period ended October 31, 2019, was a product of positive results across asset classes and underlying investments. Although the market environment over the reporting period exhibited bouts of increased volatility, and geopolitical uncertainty often affected the day-to-day performance of asset classes, the overall result was almost uniformly positive.

During the reporting period, U.S. stocks posted strong results, with large-capitalization stocks leading the way as the S&P 500® Index returned 14.33% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, returned 9.02%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 4.90%. Non-U.S. stocks faced the headwinds of sluggish economic growth and global trade concerns, and thus did not fare as well as the S&P 500® Index. For the reporting period, the MSCI EAFE® Index (representing non-U.S. developed market countries) returned 11.04%, and the MSCI Emerging Markets® Index was up 11.86%.

U.S. and non-U.S. bonds also showed positive results during the reporting period amid continued economic growth paired with falling interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51% as the Federal Reserve cut interest rates during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II

Index returned 8.32% for the reporting period, as positive economic fundamentals and investor demand for yield helped keep credit spreads tight. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 7.82% for the reporting period as international interest rates also fell amid economic and geopolitical uncertainty and central bank easing.

On December 13, 2018, the Fund invested in a new underlying fund, the Nationwide Multi-Cap Portfolio, which is benchmarked to the Russell 3000® Index and is intended to exceed the benchmark’s performance with limited tracking error via less-correlated alpha-generation strategies.† Allocations to the underlying Nationwide S&P 500 Index Fund, Nationwide Mid Cap Market Index Fund and Nationwide Small Cap Index Fund subsequently were reduced. During the reporting period, the Fund also reduced its exposure to the underlying iShares 20+ Year Treasury Bond ETF (TLT) but later reversed the reduction, given the change in the treasury yield curve and the relatively short-weighted duration in the Fund’s fixed-income portfolio.

The Fund temporarily held U.S. equity futures while transitioning assets into the Nationwide Multi-Cap Portfolio. The impact of holding U.S. equity futures was not material to Fund performance over the reporting period.

All of the Fund’s 12 underlying investments held during the reporting period posted positive returns. The underlying Nationwide Multi-Cap Portfolio (Class R6) and the underlying Nationwide Bond Index Fund (Class R6) returned 17.11%‡ and 11.34%, respectively, and were the largest contributors to the Fund’s returns for the period. The smallest contributors to Fund returns were the underlying Nationwide Contract and the underlying Nationwide Inflation-Protected Securities Fund, which posted returns of 2.60% and 8.82%, respectively, during the reporting period.

41

Fund Commentary (cont.)	Nationwide Destination 2030 Fund

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

* Performance is shown for the Fund’s Class A shares to correspond with the class used for performance reporting in the Fund’s prospectus. Institutional Service Class shares previously were shown in the Fund’s annual reports for performance reporting.

** The Fund’s benchmark will change to the S&P Target Date To 2030 Index effective December 20, 2019, because that index correlates better to the Fund’s “to retirement” strategy.

† Alpha is an investment’s return that is not a result of general market movement and refers to excess returns over the benchmark. An alpha of zero means that a fund is tracking perfectly with the benchmark index and that the manager has not added or lost additional value compared to the overall market.

‡ The return shown is for the period when the Fund added the Nationwide Multi-Cap Portfolio as an underlying investment on December 13, 2018, through October 31, 2019, rather than the full reporting period.

An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantees a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

The target date is the approximate date when investors plan to start withdrawals. The Fund offers continuous rebalancing over time to become more conservative as investors approach their planned retirement date. The principal value of the Fund is not guaranteed at any time, including the target date.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

42

Fund Overview	Nationwide Destination 2030 Fund

Asset Allocation1

Equity Funds	67.9%
Fixed Income Funds	25.3%
Investment Contract	4.1%
Alternative Assets	2.7%
Liabilities in excess of other assets†	0.0%
100.0%

Top Holdings2

Nationwide Multi-Cap Portfolio, Class R6	37.2%
Nationwide International Index Fund, Class R6	18.3%
Nationwide Bond Index Fund, Class R6	17.5%
Nationwide Core Plus Bond Fund, Class R6	6.3%
iShares Core MSCI Emerging Markets ETF	5.6%
Nationwide Mid Cap Market Index Fund, Class R6	4.5%
Nationwide Contract	4.1%
Nationwide Amundi Strategic Income Fund, Class R6	2.7%
Nationwide Small Cap Index Fund, Class R6	2.3%
Nationwide Inflation-Protected Securities Fund, Class R6	1.0%
iShares 20+ Year Treasury Bond ETF	0.5%
100.0%

†	Amount rounds to less than 0.1%.

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

43

Fund Performance	Nationwide Destination 2030 Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	10.82%	5.69%	8.29%
	w/SC2	4.44%	4.45%	7.66%
Class R3,4		10.57%	5.42%	8.01%
Class R6[3,5]		11.38%	6.20%	8.81%
Institutional Service Class[3]		11.06%	5.93%	8.55%
Morningstar® Lifetime Allocation Moderate 2030 Index		13.23%	6.55%	9.30%
S&P Target Date To 2030 Index		10.93%	6.01%	8.21%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	Not subject to any SCs.

[4]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[5]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.91%
Class R	1.16%
Class R6	0.41%
Institutional Service Class	0.66%

^

Current effective prospectus dated February 28, 2019 (as revised August 27, 2019). The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

44

Fund Performance (cont.)	Nationwide Destination 2030 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Destination 2030 Fund versus the Morningstar® (Mstar) Lifetime Allocation Moderate 2030 Index (current benchmark) and the S&P Target Date To 2030 Index (new benchmark as of 12/20/19) over the 10-year period ended 10/31/19. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

45

Shareholder Expense Example	Nationwide Destination 2030 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2030 Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19(a)	Expense Ratio During Period (%) 5/1/19 - 10/31/19(a)
Class A Shares	Actual	(b)	1,000.00	1,029.80	3.12	0.61
	Hypothetical	(b)(c)	1,000.00	1,022.13	3.11	0.61
Class R Shares	Actual	(b)	1,000.00	1,028.60	4.50	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88
Class R6 Shares	Actual	(b)	1,000.00	1,032.00	0.67	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13
Institutional Service Class Shares	Actual	(b)	1,000.00	1,030.90	1.95	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

46

Statement of Investments

October 31, 2019

Nationwide Destination 2030 Fund

Investment Companies 89.8%

	Shares	Value

Alternative Assets 2.7%
Nationwide Amundi Strategic Income Fund, Class R6 (a)	826,767	$8,590,109

Total Alternative Assets (cost $8,581,594)		8,590,109

Equity Funds 62.3%
Nationwide International Index Fund, Class R6 (a)	7,415,484	58,582,324
Nationwide Mid Cap Market Index Fund, Class R6 (a)	926,033	14,381,292
Nationwide Multi-Cap Portfolio, Class R6 (a)	10,247,143	118,969,333
Nationwide Small Cap Index Fund, Class R6 (a)	716,217	7,197,979

Total Equity Funds (cost $187,175,771)		199,130,928

Fixed Income Funds 24.8%
Nationwide Bond Index Fund, Class R6 (a)	4,933,490	55,995,111
Nationwide Core Plus Bond Fund, Class R6 (a)	1,939,927	20,214,034
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	305,570	3,074,037

Total Fixed Income Funds (cost $76,577,623)		79,283,182

Total Investment Companies (cost $272,334,988)		287,004,219

Exchange Traded Funds 6.1%
Equity Fund 5.6%
iShares Core MSCI Emerging Markets ETF	351,667	17,994,800

Fixed Income Fund 0.5%
iShares 20+ Year Treasury Bond ETF	11,340	1,601,662

Total Exchange Traded Funds (cost $20,778,885)		19,596,462

Investment Contract 4.1%

	Principal Amount

Nationwide Contract, 2.50%^¥ (a)(b)	$13,179,520	13,179,520

Total Investment Contract (cost $13,179,520)		13,179,520

Total Investments (cost $306,293,393) — 100.0%		319,780,201

Liabilities in excess of other assets — 0.0%†		(123,920)

NET ASSETS — 100.0%		$319,656,281

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

†	Amount rounds to less than 0.1%.

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

47

Statement of Assets and Liabilities

October 31, 2019

Nationwide Destination 2030 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $285,514,508)	$300,183,739
Investment securities of unaffiliated issuers, at value (cost $20,778,885)	19,596,462
Interest receivable	7
Receivable for investments sold	4,711
Receivable for capital shares issued	249,516

Total Assets	320,034,435

Liabilities:
Payable for investments purchased	29,733
Payable for capital shares redeemed	217,493
Cash overdraft (Note 2)	5,104
Accrued expenses and other payables:
Investment advisory fees	34,913
Distribution fees	37,308
Administrative servicing fees	50,336
Trustee fees	668
Professional fees	2,599

Total Liabilities	378,154

Net Assets	$319,656,281

Represented by:
Capital	$293,694,940
Total distributable earnings (loss)	25,961,341

Net Assets	$319,656,281

Net Assets:
Class A Shares	$46,686,724
Class R Shares	65,304,376
Class R6 Shares	71,007,415
Institutional Service Class Shares	136,657,766

Total	$319,656,281

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,119,091
Class R Shares	7,208,053
Class R6 Shares	7,722,715
Institutional Service Class Shares	14,959,962

Total	35,009,821

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.12
Class R Shares	$9.06
Class R6 Shares	$9.19
Institutional Service Class Shares	$9.13
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.68

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

48

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Destination 2030 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$6,519,447
Dividend income from unaffiliated issuers	557,049
Interest income from affiliated issuers	313,572
Interest income (unaffiliated)	4,163
Income from securities lending (Note 2)	3,941

Total Income	7,398,172

EXPENSES:
Investment advisory fees	392,382
Distribution fees Class A	108,106
Distribution fees Class C (a)	14,205
Distribution fees Class R	325,087
Administrative servicing fees Class A	99,815
Administrative servicing fees Class C (a)	209
Administrative servicing fees Class R	162,544
Administrative servicing fees Institutional Service Class	310,533
Professional fees	4,608
Trustee fees	9,585

Total Expenses	1,427,074

NET INVESTMENT INCOME	5,971,098

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated issuers	10,737,728
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	5,185,037
Transactions in investment securities of unaffiliated issuers	(436,231)
Expiration or closing of futures contracts (Note 2)	(1,408,849)

Net realized gains	14,077,685

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	10,126,692
Investment securities of unaffiliated issuers	1,523,677

Net change in unrealized appreciation/depreciation	11,650,369

Net realized/unrealized gains	25,728,054

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$31,699,152

(a)	Effective August 23, 2019, Class C Shares converted into Class A Shares. (See Note 1)

The accompanying notes are an integral part of these financial statements.

49

Statements of Changes in Net Assets

	Nationwide Destination 2030 Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$5,971,098	$5,714,909
Net realized gains	14,077,685	23,016,713
Net change in unrealized appreciation/depreciation	11,650,369	(29,982,321)

Change in net assets resulting from operations	31,699,152	(1,250,699)

Distributions to Shareholders From:
Distributable earnings:
Class A	(3,989,082)	(3,116,398)
Class C (a)	(160,756)	(157,842)
Class R	(6,305,065)	(6,459,213)
Class R6	(6,812,594)	(7,422,518)
Institutional Service Class	(11,567,961)	(9,620,610)

Change in net assets from shareholder distributions	(28,835,458)	(26,776,581)

Change in net assets from capital transactions	25,093,189	(4,356,882)

Change in net assets	27,956,883	(32,384,162)

Net Assets:
Beginning of year	291,699,398	324,083,560

End of year	$319,656,281	$291,699,398

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$9,407,007	$9,256,086
Proceeds from shares issued in class conversion (a)	1,642,923	–
Dividends reinvested	3,989,082	3,116,398
Cost of shares redeemed	(8,959,493)	(10,421,125)

Total Class A Shares	6,079,519	1,951,359

Class C Shares
Proceeds from shares issued	242,567	21,921
Dividends reinvested	160,756	155,850
Cost of shares redeemed in class conversion (a)	(1,642,923)	–
Cost of shares redeemed	(499,353)	(193,680)

Total Class C Shares	(1,738,953)	(15,909)

Class R Shares
Proceeds from shares issued	5,138,621	5,966,952
Dividends reinvested	6,305,065	6,459,213
Cost of shares redeemed	(14,655,119)	(20,365,179)

Total Class R Shares	(3,211,433)	(7,939,014)

Class R6 Shares
Proceeds from shares issued	10,483,241	13,928,541
Dividends reinvested	6,812,594	7,422,518
Cost of shares redeemed	(12,810,968)	(33,654,180)

Total Class R6 Shares	4,484,867	(12,303,121)

Institutional Service Class Shares
Proceeds from shares issued	28,946,242	24,208,059
Dividends reinvested	11,567,961	9,620,610
Cost of shares redeemed	(21,035,014)	(19,878,866)

Total Institutional Service Class Shares	19,479,189	13,949,803

Change in net assets from capital transactions	$25,093,189	$(4,356,882)

50

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2030 Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	1,090,363	958,857
Issued in class conversion (a)	188,329	–
Reinvested	500,800	326,945
Redeemed	(1,016,928)	(1,057,743)

Total Class A Shares	762,564	228,059

Class C Shares
Issued	31,385	2,274
Reinvested	20,581	16,528
Redeemed in class conversion (a)	(190,809)	–
Redeemed	(60,191)	(20,495)

Total Class C Shares	(199,034)	(1,693)

Class R Shares
Issued	587,507	621,991
Reinvested	799,274	681,174
Redeemed	(1,675,113)	(2,106,159)

Total Class R Shares	(288,332)	(802,994)

Class R6 Shares
Issued	1,186,923	1,405,707
Reinvested	846,747	772,552
Redeemed	(1,460,546)	(3,454,336)

Total Class R6 Shares	573,124	(1,276,077)

Institutional Service Class Shares
Issued	3,294,101	2,495,978
Reinvested	1,447,787	1,007,271
Redeemed	(2,377,020)	(2,034,390)

Total Institutional Service Class Shares	2,364,868	1,468,859

Total change in shares	3,213,190	(383,846)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective August 23, 2019, Class C Shares converted into Class A Shares. (See Note 1)

The accompanying notes are an integral part of these financial statements.

51

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2030 Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$9.17	0.16	0.69	0.85	(0.17)	(0.73)	(0.90)	$9.12	10.82%		$46,686,724	0.62%	1.83%	0.62%	58.52%	(g)
Year Ended October 31, 2018	$10.06	0.16	(0.21)	(0.05)	(0.18)	(0.66)	(0.84)	$9.17	(0.74%	)	$39,937,863	0.63%	1.65%	0.63%	22.92%
Year Ended October 31, 2017	$9.31	0.18	1.32	1.50	(0.18)	(0.57)	(0.75)	$10.06	17.02%		$41,549,136	0.62%	1.84%	0.62%	42.26%
Year Ended October 31, 2016	$9.61	0.10	0.09	0.19	(0.11)	(0.38)	(0.49)	$9.31	2.33%		$30,305,410	0.62%	1.04%	0.62%	17.46%
Year Ended October 31, 2015	$10.49	0.14	(0.12)	0.02	(0.18)	(0.72)	(0.90)	$9.61	0.14%		$23,920,959	0.60%	1.46%	0.60%	10.87%

Class R Shares
Year Ended October 31, 2019	$9.11	0.14	0.69	0.83	(0.15)	(0.73)	(0.88)	$9.06	10.57%		$65,304,376	0.88%	1.59%	0.88%	58.52%	(g)
Year Ended October 31, 2018	$10.01	0.14	(0.22)	(0.08)	(0.16)	(0.66)	(0.82)	$9.11	(1.12%	)	$68,302,895	0.89%	1.45%	0.89%	22.92%
Year Ended October 31, 2017	$9.26	0.16	1.32	1.48	(0.16)	(0.57)	(0.73)	$10.01	16.81%		$83,044,007	0.88%	1.63%	0.88%	42.26%
Year Ended October 31, 2016	$9.56	0.08	0.09	0.17	(0.09)	(0.38)	(0.47)	$9.26	2.05%		$83,871,705	0.89%	0.85%	0.89%	17.46%
Year Ended October 31, 2015	$10.44	0.12	(0.12)	–	(0.16)	(0.72)	(0.88)	$9.56	(0.11%	)	$101,958,591	0.88%	1.25%	0.88%	10.87%

Class R6 Shares (h)
Year Ended October 31, 2019	$9.23	0.21	0.70	0.91	(0.22)	(0.73)	(0.95)	$9.19	11.38%		$71,007,415	0.13%	2.33%	0.13%	58.52%	(g)
Year Ended October 31, 2018	$10.13	0.22	(0.23)	(0.01)	(0.23)	(0.66)	(0.89)	$9.23	(0.36%	)	$66,023,037	0.14%	2.25%	0.14%	22.92%
Year Ended October 31, 2017	$9.37	0.23	1.33	1.56	(0.23)	(0.57)	(0.80)	$10.13	17.58%		$85,367,548	0.13%	2.42%	0.13%	42.26%
Year Ended October 31, 2016	$9.67	0.14	0.10	0.24	(0.16)	(0.38)	(0.54)	$9.37	2.81%		$78,906,228	0.13%	1.56%	0.13%	17.46%
Year Ended October 31, 2015	$10.54	0.19	(0.11)	0.08	(0.23)	(0.72)	(0.95)	$9.67	0.71%		$63,680,263	0.13%	1.90%	0.13%	10.87%

Institutional Service Class Shares
Year Ended October 31, 2019	$9.18	0.18	0.69	0.87	(0.19)	(0.73)	(0.92)	$9.13	11.06%		$136,657,766	0.38%	2.05%	0.38%	58.52%	(g)
Year Ended October 31, 2018	$10.08	0.19	(0.22)	(0.03)	(0.21)	(0.66)	(0.87)	$9.18	(0.61%	)	$115,632,239	0.39%	1.92%	0.39%	22.92%
Year Ended October 31, 2017	$9.32	0.20	1.34	1.54	(0.21)	(0.57)	(0.78)	$10.08	17.39%		$112,123,935	0.38%	2.08%	0.38%	42.26%
Year Ended October 31, 2016	$9.62	0.12	0.09	0.21	(0.13)	(0.38)	(0.51)	$9.32	2.56%		$94,312,317	0.38%	1.31%	0.38%	17.46%
Year Ended October 31, 2015	$10.50	0.17	(0.13)	0.04	(0.20)	(0.72)	(0.92)	$9.62	0.36%		$90,523,983	0.38%	1.70%	0.38%	10.87%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes securities received or delivered in-kind.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

52

Fund Commentary	Nationwide Destination 2035 Fund

For the annual period ended October 31, 2019, the Nationwide Destination 2035 Fund (Class A at NAV*) returned 11.11% versus 13.11% for its benchmark, the Morningstar® Lifetime Allocation Moderate 2035 Index, and 11.23% for its new benchmark, the S&P Target Date To 2035 Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Target-Date 2035 (consisting of 230 funds as of October 31, 2019), was 11.76% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return, for the 12-month period ended October 31, 2019, was a product of positive results across asset classes and underlying investments. Although the market environment over the reporting period exhibited bouts of increased volatility, and geopolitical uncertainty often affected the day-to-day performance of asset classes, the overall result was almost uniformly positive.

During the reporting period, U.S. stocks posted strong results, with large-capitalization stocks leading the way as the S&P 500® Index returned 14.33% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, returned 9.02%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 4.90%. Non-U.S. stocks faced the headwinds of sluggish economic growth and global trade concerns, and thus did not fare as well as the S&P 500® Index. For the reporting period, the MSCI EAFE® Index (representing non-U.S. developed market countries) returned 11.04%, and the MSCI Emerging Markets® Index was up 11.86%.

U.S. and non-U.S. bonds also showed positive results during the reporting period amid continued economic growth paired with falling interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51% as the Federal Reserve cut interest rates during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II

Index returned 8.32% for the reporting period, as positive economic fundamentals and investor demand for yield helped keep credit spreads tight. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 7.82% for the reporting period as international interest rates also fell amid economic and geopolitical uncertainty and central bank easing.

On December 13, 2018, the Fund invested in a new underlying fund, the Nationwide Multi-Cap Portfolio, which is benchmarked to the Russell 3000® Index and is intended to exceed the benchmark’s performance with limited tracking error via less-correlated alpha-generation strategies.† Allocations to the underlying Nationwide S&P 500 Index Fund, Nationwide Mid Cap Market Index Fund and Nationwide Small Cap Index Fund subsequently were reduced. During the reporting period, the Fund also reduced its exposure to the underlying iShares 20+ Year Treasury Bond ETF (TLT) but later reversed the reduction, given the change in the treasury yield curve and the relatively short-weighted duration in the Fund’s fixed-income portfolio.

The Fund temporarily held U.S. equity futures while transitioning assets into the Nationwide Multi-Cap Portfolio. The impact of holding U.S. equity futures was not material to Fund performance over the reporting period.

All of the Fund’s 12 underlying investments held during the reporting period posted positive returns. The underlying Nationwide Multi-Cap Portfolio (Class R6) and the underlying Nationwide International Index Fund (Class R6) returned 17.11%‡ and 11.02%, respectively, and were the largest contributors to the Fund’s returns for the period. The smallest contributors to Fund returns were the underlying Nationwide Contract and the underlying Nationwide Small Cap Index Fund (Class R6), which posted returns of 2.60% and 4.76%, respectively, during the reporting period.

53

Fund Commentary (cont.)	Nationwide Destination 2035 Fund

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

* Performance is shown for the Fund’s Class A shares to correspond with the class used for performance reporting in the Fund’s prospectus. Institutional Service Class shares previously were shown in the Fund’s annual reports for performance reporting.

** The Fund’s benchmark will change to the S&P Target Date To 2035 Index effective December 20, 2019, because that index correlates better to the Fund’s “to retirement” strategy.

† Alpha is an investment’s return that is not a result of general market movement and refers to excess returns over the benchmark. An alpha of zero means that a fund is tracking perfectly with the benchmark index and that the manager has not added or lost additional value compared to the overall market.

‡ The return shown is for the period when the Fund added the Nationwide Multi-Cap Portfolio as an underlying investment on December 13, 2018, through October 31, 2019, rather than the full reporting period.

An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantees a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

The target date is the approximate date when investors plan to start withdrawals. The Fund offers continuous rebalancing over time to become more conservative as investors approach their planned retirement date. The principal value of the Fund is not guaranteed at any time, including the target date.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

54

Fund Overview	Nationwide Destination 2035 Fund

Asset Allocation1

Equity Funds	79.8%
Fixed Income Funds	14.8%
Investment Contract	3.1%
Alternative Assets	2.4%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings2

Nationwide Multi-Cap Portfolio, Class R6	43.3%
Nationwide International Index Fund, Class R6	20.8%
Nationwide Bond Index Fund, Class R6	10.6%
iShares Core MSCI Emerging Markets ETF	7.4%
Nationwide Mid Cap Market Index Fund, Class R6	5.5%
Nationwide Core Plus Bond Fund, Class R6	3.2%
Nationwide Contract	3.1%
Nationwide Small Cap Index Fund, Class R6	2.7%
Nationwide Amundi Strategic Income Fund, Class R6	2.4%
iShares 20+ Year Treasury Bond ETF	1.0%
100.0%

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

55

Fund Performance	Nationwide Destination 2035 Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	11.11%	5.95%	8.78%
	w/SC2	4.72%	4.71%	8.14%
Class R3,4		10.77%	5.67%	8.50%
Class R6[3,5]		11.69%	6.48%	9.32%
Institutional Service Class[3]		11.37%	6.19%	9.04%
Morningstar® Lifetime Allocation Moderate 2035 Index		13.11%	6.93%	9.73%
S&P Target Date To 2035 Index		11.23%	6.32%	8.70%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	Not subject to any SCs.

[4]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[5]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
Expense Ratios

Expense Ratio^
Class A	0.91%
Class R	1.16%
Class R6	0.41%
Institutional Service Class	0.66%

^

Current effective prospectus dated February 28, 2019 (as revised August 27, 2019). The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

56

Fund Performance (cont.)	Nationwide Destination 2035 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Destination 2035 Fund versus the Morningstar® (Mstar) Lifetime Allocation Moderate 2035 Index (current benchmark) and the S&P Target Date To 2035 Index (new benchmark as of 12/20/19) over the 10-year period ended 10/31/19. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

57

Shareholder Expense Example	Nationwide Destination 2035 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2035 Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19(a)	Expense Ratio During Period (%) 5/1/19 - 10/31/19(a)
Class A Shares	Actual	(b)	1,000.00	1,027.60	3.22	0.63
	Hypothetical	(b)(c)	1,000.00	1,022.03	3.21	0.63
Class R Shares	Actual	(b)	1,000.00	1,025.40	4.49	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88
Class R6 Shares	Actual	(b)	1,000.00	1,029.90	0.67	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13
Institutional Service Class Shares	Actual	(b)	1,000.00	1,027.80	1.94	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

58

Statement of Investments

October 31, 2019

Nationwide Destination 2035 Fund

Investment Companies 88.5%

	Shares	Value

Alternative Assets 2.4%
Nationwide Amundi Strategic Income Fund, Class R6 (a)	623,046	$6,473,452

Total Alternative Assets (cost $6,463,746)		6,473,452

Equity Funds 72.3%
Nationwide International Index Fund, Class R6 (a)	7,015,348	55,421,249
Nationwide Mid Cap Market Index Fund, Class R6 (a)	938,360	14,572,731
Nationwide Multi-Cap Portfolio, Class R6 (a)	9,930,542	115,293,591
Nationwide Small Cap Index Fund, Class R6 (a)	725,747	7,293,761

Total Equity Funds (cost $181,225,416)		192,581,332

Fixed Income Funds 13.8%
Nationwide Bond Index Fund, Class R6 (a)	2,499,097	28,364,754
Nationwide Core Plus Bond Fund, Class R6 (a)	804,019	8,377,873

Total Fixed Income Funds (cost $35,522,365)		36,742,627

Total Investment Companies (cost $223,211,527)		235,797,411

Exchange Traded Funds 8.5%
Equity Fund 7.5%
iShares Core MSCI Emerging Markets ETF	387,231	19,814,610

Fixed Income Fund 1.0%
iShares 20+ Year Treasury Bond ETF	18,996	2,682,995

Total Exchange Traded Funds (cost $23,655,160)		22,497,605

Investment Contract 3.1%

	Principal Amount

Nationwide Contract, 2.50%^¥ (a)(b)	$8,353,860	8,353,860

Total Investment Contract (cost $8,353,860)		8,353,860

Total Investments (cost $255,220,547) — 100.1%		266,648,876

Liabilities in excess of other assets — (0.1)%		(165,055)

NET ASSETS — 100.0%		$266,483,821

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

59

Statement of Assets and Liabilities

October 31, 2019

Nationwide Destination 2035 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $231,565,387)	$244,151,271
Investment securities of unaffiliated issuers, at value (cost $23,655,160)	22,497,605
Interest receivable	23
Receivable for investments sold	630,378
Receivable for capital shares issued	73,667

Total Assets	267,352,944

Liabilities:
Payable for capital shares redeemed	716,859
Cash overdraft (Note 2)	40,692
Accrued expenses and other payables:
Investment advisory fees	29,164
Distribution fees	32,961
Administrative servicing fees	46,646
Trustee fees	563
Professional fees	2,238

Total Liabilities	869,123

Net Assets	$266,483,821

Represented by:
Capital	$243,623,607
Total distributable earnings (loss)	22,860,214

Net Assets	$266,483,821

Net Assets:
Class A Shares	40,363,320
Class R Shares	57,945,595
Class R6 Shares	57,567,996
Institutional Service Class Shares	110,606,910

Total	$266,483,821

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,103,222
Class R Shares	5,931,315
Class R6 Shares	5,805,420
Institutional Service Class Shares	11,227,916

Total	27,067,873

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.84
Class R Shares	$9.77
Class R6 Shares	$9.92
Institutional Service Class Shares	$9.85
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.44

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

60

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Destination 2035 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$5,229,646
Dividend income from unaffiliated issuers	621,311
Interest income from affiliated issuers	200,664
Income from securities lending (Note 2)	6,815
Interest income (unaffiliated)	4,827

Total Income	6,063,263

EXPENSES:
Investment advisory fees	333,115
Distribution fees Class A	99,208
Distribution fees Class C (a)	14,523
Distribution fees Class R	295,205
Administrative servicing fees Class A	99,208
Administrative servicing fees Class C (a)	505
Administrative servicing fees Class R	147,602
Administrative servicing fees Institutional Service Class	255,720
Professional fees	3,969
Trustee fees	8,154

Total Expenses	1,257,209

NET INVESTMENT INCOME	4,806,054

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated issuers	10,262,512
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	4,184,648
Transactions in investment securities of unaffiliated issuers	(437,030)
Expiration or closing of futures contracts (Note 2)	(1,288,481)

Net realized gains	12,721,649

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	8,251,461
Investment securities of unaffiliated issuers	1,648,340

Net change in unrealized appreciation/depreciation	9,899,801

Net realized/unrealized gains	22,621,450

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$27,427,504

(a)	Effective August 23, 2019, Class C Shares converted into Class A Shares. (See Note 1)

The accompanying notes are an integral part of these financial statements.

61

Statements of Changes in Net Assets

	Nationwide Destination 2035 Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$4,806,054	$4,602,092
Net realized gains	12,721,649	18,864,675
Net change in unrealized appreciation/depreciation	9,899,801	(24,760,944)

Change in net assets resulting from operations	27,427,504	(1,294,177)

Distributions to Shareholders From:
Distributable earnings:
Class A	(3,728,069)	(3,240,507)
Class C (a)	(159,807)	(192,487)
Class R	(5,521,203)	(5,617,949)
Class R6	(5,085,673)	(5,172,480)
Institutional Service Class	(9,159,453)	(7,779,302)

Change in net assets from shareholder distributions	(23,654,205)	(22,002,725)

Change in net assets from capital transactions	14,326,388	5,945,033

Change in net assets	18,099,687	(17,351,869)

Net Assets:
Beginning of year	248,384,134	265,736,003

End of year	$266,483,821	$248,384,134

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6,128,686	$9,428,176
Proceeds from shares issued in class conversion (a)	1,681,318	–
Dividends reinvested	3,727,855	3,240,367
Cost of shares redeemed	(11,182,736)	(8,883,811)

Total Class A Shares	355,123	3,784,732

Class C Shares
Proceeds from shares issued	95,457	84,699
Dividends reinvested	159,807	192,487
Cost of shares redeemed in class conversion (a)	(1,681,318)	–
Cost of shares redeemed	(228,133)	(817,866)

Total Class C Shares	(1,654,187)	(540,680)

Class R Shares
Proceeds from shares issued	4,567,517	6,559,424
Dividends reinvested	5,521,203	5,617,949
Cost of shares redeemed	(14,749,599)	(16,497,012)

Total Class R Shares	(4,660,879)	(4,319,639)

Class R6 Shares
Proceeds from shares issued	13,418,456	15,865,334
Dividends reinvested	5,085,673	5,172,480
Cost of shares redeemed	(11,356,575)	(25,900,756)

Total Class R6 Shares	7,147,554	(4,862,942)

Institutional Service Class Shares
Proceeds from shares issued	23,168,537	18,053,359
Dividends reinvested	9,159,453	7,779,302
Cost of shares redeemed	(19,189,213)	(13,949,099)

Total Institutional Service Class Shares	13,138,777	11,883,562

Change in net assets from capital transactions	$14,326,388	$5,945,033

62

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2035 Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	653,343	906,261
Issued in class conversion (a)	180,353	–
Reinvested	438,324	316,392
Redeemed	(1,185,834)	(849,055)

Total Class A Shares	86,186	373,598

Class C Shares
Issued	10,118	8,421
Reinvested	19,309	19,157
Redeemed in class conversion (a)	(184,428)	–
Redeemed	(24,686)	(81,442)

Total Class C Shares	(179,687)	(53,864)

Class R Shares
Issued	490,797	635,877
Reinvested	654,708	552,101
Redeemed	(1,574,893)	(1,584,680)

Total Class R Shares	(429,388)	(396,702)

Class R6 Shares
Issued	1,408,417	1,496,972
Reinvested	591,204	501,520
Redeemed	(1,194,040)	(2,469,420)

Total Class R6 Shares	805,581	(470,928)

Institutional Service Class Shares
Issued	2,452,191	1,736,914
Reinvested	1,072,330	758,591
Redeemed	(1,999,839)	(1,326,383)

Total Institutional Service Class Shares	1,524,682	1,169,122

Total change in shares	1,807,374	621,226

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective August 23, 2019, Class C Shares converted into Class A Shares. (See Note 1)

The accompanying notes are an integral part of these financial statements.

63

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2035 Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$9.83	0.17	0.77	0.94	(0.18)	(0.75)	(0.93)	$9.84	11.11%		$40,363,320	0.63%	1.76%	0.63%	62.73%	(g)
Year Ended October 31, 2018	$10.78	0.17	(0.23)	(0.06)	(0.19)	(0.70)	(0.89)	$9.83	(0.83%	)	$39,491,844	0.63%	1.60%	0.63%	25.24%
Year Ended October 31, 2017	$9.84	0.18	1.52	1.70	(0.19)	(0.57)	(0.76)	$10.78	18.26%		$39,291,194	0.61%	1.76%	0.61%	42.82%
Year Ended October 31, 2016	$10.19	0.09	0.12	0.21	(0.12)	(0.44)	(0.56)	$9.84	2.29%		$26,536,014	0.61%	0.96%	0.61%	11.83%
Year Ended October 31, 2015	$10.81	0.15	(0.13)	0.02	(0.19)	(0.45)	(0.64)	$10.19	0.19%		$19,294,536	0.60%	1.45%	0.60%	9.35%

Class R Shares
Year Ended October 31, 2019	$9.77	0.14	0.77	0.91	(0.16)	(0.75)	(0.91)	$9.77	10.77%		$57,945,595	0.88%	1.52%	0.88%	62.73%	(g)
Year Ended October 31, 2018	$10.72	0.14	(0.23)	(0.09)	(0.16)	(0.70)	(0.86)	$9.77	(1.10%	)	$62,131,585	0.89%	1.38%	0.89%	25.24%
Year Ended October 31, 2017	$9.79	0.16	1.51	1.67	(0.17)	(0.57)	(0.74)	$10.72	17.98%		$72,435,575	0.88%	1.59%	0.88%	42.82%
Year Ended October 31, 2016	$10.14	0.07	0.11	0.18	(0.09)	(0.44)	(0.53)	$9.79	2.02%		$68,573,083	0.88%	0.76%	0.88%	11.83%
Year Ended October 31, 2015	$10.76	0.13	(0.14)	(0.01)	(0.16)	(0.45)	(0.61)	$10.14	(0.11%	)	$77,992,434	0.88%	1.23%	0.88%	9.35%

Class R6 Shares (h)
Year Ended October 31, 2019	$9.90	0.21	0.79	1.00	(0.23)	(0.75)	(0.98)	$9.92	11.69%		$57,567,996	0.13%	2.22%	0.13%	62.73%	(g)
Year Ended October 31, 2018	$10.86	0.23	(0.25)	(0.02)	(0.24)	(0.70)	(0.94)	$9.90	(0.43%	)	$49,512,009	0.14%	2.18%	0.14%	25.24%
Year Ended October 31, 2017	$9.90	0.25	1.52	1.77	(0.24)	(0.57)	(0.81)	$10.86	18.90%		$59,393,228	0.13%	2.40%	0.13%	42.82%
Year Ended October 31, 2016	$10.25	0.14	0.11	0.25	(0.16)	(0.44)	(0.60)	$9.90	2.76%		$55,139,685	0.13%	1.49%	0.13%	11.83%
Year Ended October 31, 2015	$10.86	0.20	(0.12)	0.08	(0.24)	(0.45)	(0.69)	$10.25	0.73%		$47,002,891	0.13%	1.88%	0.13%	9.35%

Institutional Service Class Shares
Year Ended October 31, 2019	$9.84	0.18	0.78	0.96	(0.20)	(0.75)	(0.95)	$9.85	11.37%		$110,606,910	0.38%	1.95%	0.38%	62.73%	(g)
Year Ended October 31, 2018	$10.80	0.19	(0.23)	(0.04)	(0.22)	(0.70)	(0.92)	$9.84	(0.68%	)	$95,516,493	0.39%	1.86%	0.39%	25.24%
Year Ended October 31, 2017	$9.85	0.21	1.52	1.73	(0.21)	(0.57)	(0.78)	$10.80	18.60%		$92,141,834	0.38%	2.02%	0.38%	42.82%
Year Ended October 31, 2016	$10.20	0.12	0.11	0.23	(0.14)	(0.44)	(0.58)	$9.85	2.52%		$78,210,242	0.38%	1.22%	0.38%	11.83%
Year Ended October 31, 2015	$10.82	0.17	(0.13)	0.04	(0.21)	(0.45)	(0.66)	$10.20	0.39%		$68,794,947	0.38%	1.67%	0.38%	9.35%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes securities received or delivered in-kind.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

64

Fund Commentary	Nationwide Destination 2040 Fund

For the annual period ended October 31, 2019, the Nationwide Destination 2040 Fund (Class A at NAV*) returned 11.29% versus 12.89% for its benchmark, the Morningstar® Lifetime Allocation Moderate 2040 Index, and 11.40% for its new benchmark, the S&P Target Date To 2040 Index.** For broader comparison, the return for the Fund’s closest Morningstar® peer category, Target-Date 2040 (consisting of 242 funds as of October 31, 2019), was 11.79% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return, for the 12-month period ended October 31, 2019, was a product of positive results across asset classes and underlying investments. Although the market environment over the reporting period exhibited bouts of increased volatility, and geopolitical uncertainty often affected the day-to-day performance of asset classes, the overall result was almost uniformly positive.

During the reporting period, U.S. stocks posted strong results, with large-capitalization stocks leading the way as the S&P 500® Index returned 14.33% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, returned 9.02%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 4.90%. Non-U.S. stocks faced the headwinds of sluggish economic growth and global trade concerns, and thus did not fare as well as the S&P 500® Index. For the reporting period, the MSCI EAFE® Index (representing non-U.S. developed market countries) returned 11.04%, and the MSCI Emerging Markets® Index was up 11.86%.

U.S. and non-U.S. bonds also showed positive results during the reporting period amid continued economic growth paired with falling interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51% as the Federal Reserve cut interest rates during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II

Index returned 8.32% for the reporting period, as positive economic fundamentals and investor demand for yield helped keep credit spreads tight. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 7.82% for the reporting period as international interest rates also fell amid economic and geopolitical uncertainty and central bank easing.

On December 13, 2018, the Fund invested in a new underlying fund, the Nationwide Multi-Cap Portfolio, which is benchmarked to the Russell 3000® Index and is intended to exceed the benchmark’s performance with limited tracking error via less-correlated alpha-generation strategies.† Allocations to the underlying Nationwide S&P 500 Index Fund, Nationwide Mid Cap Market Index Fund and Nationwide Small Cap Index Fund subsequently were reduced. During the reporting period, the Fund also reduced its exposure to the underlying iShares iBoxx $ High Yield Corporate Bond ETF (HYG) in favor of the underlying iShares 20+ Year Treasury Bond ETF (TLT).

The Fund temporarily held U.S. equity futures while transitioning assets into the Nationwide Multi-Cap Portfolio. The impact of holding U.S. equity futures was not material to Fund performance over the reporting period.

All of the Fund’s 12 underlying investments held during the reporting period posted positive returns. The underlying Nationwide Multi-Cap Portfolio (Class R6) and the underlying Nationwide International Index Fund (Class R6) returned 17.11%‡ and 11.02%, respectively, and were the largest contributors to the Fund’s returns for the period. The smallest contributors to Fund returns were the underlying Nationwide Contract and the underlying Nationwide Amundi Strategic Income Fund (Class R6), which posted returns of 2.60% and 6.33%, respectively, during the reporting period.

65

Fund Commentary (cont.)	Nationwide Destination 2040 Fund

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

* Performance is shown for the Fund’s Class A shares to correspond with the class used for performance reporting in the Fund’s prospectus. Institutional Service Class shares previously were shown in the Fund’s annual reports for performance reporting.

** The Fund’s benchmark will change to the S&P Target Date To Retirement Income Index effective December 20, 2019, because that index correlates better to the Fund’s “to retirement” strategy.

† Alpha is an investment’s return that is not a result of general market movement. An alpha of zero means that a fund is tracking perfectly with the benchmark index and that the manager has not added or lost additional value compared to the overall market.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantees a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

The target date is the approximate date when investors plan to start withdrawals. The Fund offers continuous rebalancing over time to become more conservative as investors approach their planned retirement date. The principal value of the Fund is not guaranteed at any time, including the target date.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

66

Fund Overview	Nationwide Destination 2040 Fund

Asset Allocation1

Equity Funds	85.7%
Fixed Income Funds	12.0%
Investment Contract	2.1%
Alternative Assets	0.2%
Liabilities in excess of other assets†	0.0%
100.0%

Top Holdings2

Nationwide Multi-Cap Portfolio, Class R6	47.6%
Nationwide International Index Fund, Class R6	21.0%
iShares Core MSCI Emerging Markets ETF	7.6%
Nationwide Bond Index Fund, Class R6	7.2%
Nationwide Mid Cap Market Index Fund, Class R6	6.8%
Nationwide Core Plus Bond Fund, Class R6	2.9%
Nationwide Small Cap Index Fund, Class R6	2.7%
Nationwide Contract	2.0%
iShares 20+ Year Treasury Bond ETF	1.9%
Nationwide Amundi Strategic Income Fund, Class R6	0.3%
100.0%

†	Amount rounds to less than 0.1%.

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

67

Fund Performance	Nationwide Destination 2040 Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	11.29%	6.30%	9.12%
	w/SC2	4.87%	5.04%	8.48%
Class R3,4		10.94%	6.01%	8.82%
Class R6[3,5]		11.98%	6.82%	9.65%
Institutional Service Class[3]		11.63%	6.56%	9.36%
Morningstar® Lifetime Allocation Moderate 2040 Index		12.89%	7.13%	9.89%
S&P Target Date To 2040 Index		11.40%	6.69%	9.18%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	Not subject to any SCs.

[4]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[5]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.90%
Class R	1.15%
Class R6	0.40%
Institutional Service Class	0.65%

^

Current effective prospectus dated February 28, 2019 (as revised August 27, 2019). The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

68

Fund Performance (cont.)	Nationwide Destination 2040 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Destination 2040 Fund versus the Morningstar® (Mstar) Lifetime Allocation Moderate 2040 Index (current benchmark) and the S&P Target Date To 2040 Index (new benchmark as of 12/20/19) over the 10-year period ended 10/31/19. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

69

Shareholder Expense Example	Nationwide Destination 2040 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2040 Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19(a)	Expense Ratio During Period (%) 5/1/19 - 10/31/19(a)
Class A Shares	Actual	(b)	1,000.00	1,025.50	3.22	0.63
	Hypothetical	(b)(c)	1,000.00	1,022.03	3.21	0.63
Class R Shares	Actual	(b)	1,000.00	1,024.30	4.49	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88
Class R6 Shares	Actual	(b)	1,000.00	1,029.90	0.67	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13
Institutional Service Class Shares	Actual	(b)	1,000.00	1,027.60	1.94	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

70

Statement of Investments

October 31, 2019

Nationwide Destination 2040 Fund

Investment Companies 88.4%

	Shares	Value

Alternative Assets 0.2%
Nationwide Amundi Strategic Income Fund, Class R6 (a)	51,453	$534,594

Total Alternative Assets (cost $532,279)		534,594

Equity Funds 78.1%
Nationwide International Index Fund, Class R6 (a)	5,857,904	46,277,440
Nationwide Mid Cap Market Index Fund, Class R6 (a)	964,520	14,978,990
Nationwide Multi-Cap Portfolio, Class R6 (a)	9,047,201	105,037,998
Nationwide Small Cap Index Fund, Class R6 (a)	598,890	6,018,848

Total Equity Funds (cost $161,999,476)		172,313,276

Fixed Income Funds 10.1%
Nationwide Bond Index Fund, Class R6 (a)	1,388,739	15,762,192
Nationwide Core Plus Bond Fund, Class R6 (a)	619,198	6,452,041

Total Fixed Income Funds (cost $21,466,637)		22,214,233

Total Investment Companies (cost $183,998,392)		195,062,103

Exchange Traded Funds 9.5%
Equity Fund 7.6%
iShares Core MSCI Emerging Markets ETF	327,425	16,754,337

Fixed Income Fund 1.9%
iShares 20+ Year Treasury Bond ETF	30,098	4,251,042

Total Exchange Traded Funds (cost $21,871,689)		21,005,379

Investment Contract 2.1%

	Principal Amount

Nationwide Contract, 2.50%^¥ (a)(b)	$4,521,729	4,521,729

Total Investment Contract (cost $4,521,729)		4,521,729

Total Investments (cost $210,391,810) — 100.0%		220,589,211

Liabilities in excess of other assets — 0.0%†		(106,411)

NET ASSETS — 100.0%		$220,482,800

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

†	Amount rounds to less than 0.1%.

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

71

Statement of Assets and Liabilities

October 31, 2019

Nationwide Destination 2040 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $188,520,121)	$199,583,832
Investment securities of unaffiliated issuers, at value (cost $21,871,689)	21,005,379
Interest receivable	14
Receivable for investments sold	133,250
Receivable for capital shares issued	47,630

Total Assets	220,770,105

Liabilities:
Payable for capital shares redeemed	185,186
Cash overdraft (Note 2)	8,755
Accrued expenses and other payables:
Investment advisory fees	24,064
Distribution fees	26,772
Administrative servicing fees	40,232
Trustee fees	441
Professional fees	1,855

Total Liabilities	287,305

Net Assets	$220,482,800

Represented by:
Capital	$199,976,331
Total distributable earnings (loss)	20,506,469

Net Assets	$220,482,800

Net Assets:
Class A Shares	$36,369,499
Class R Shares	45,987,812
Class R6 Shares	48,038,039
Institutional Service Class Shares	90,087,450

Total	$220,482,800

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,783,176
Class R Shares	4,813,614
Class R6 Shares	4,949,630
Institutional Service Class Shares	9,317,823

Total	22,864,243

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.61
Class R Shares	$9.55
Class R6 Shares	$9.71
Institutional Service Class Shares	$9.67
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.20

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

72

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Destination 2040 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$4,035,306
Dividend income from unaffiliated issuers	628,541
Interest income from affiliated issuers	109,924
Income from securities lending (Note 2)	11,580
Interest income (unaffiliated)	4,659

Total Income	4,790,010

EXPENSES:
Investment advisory fees	276,002
Distribution fees Class A	87,998
Distribution fees Class C (a)	6,294
Distribution fees Class R	234,316
Administrative servicing fees Class A	87,998
Administrative servicing fees Class C (a)	63
Administrative servicing fees Class R	117,158
Administrative servicing fees Institutional Service Class	202,170
Professional fees	3,310
Trustee fees	6,727

Total Expenses	1,022,036

NET INVESTMENT INCOME	3,767,974

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated issuers	9,215,284
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	3,472,709
Transactions in investment securities of unaffiliated issuers	(433,531)
Expiration or closing of futures contracts (Note 2)	(1,152,898)

Net realized gains	11,101,564

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	6,879,753
Investment securities of unaffiliated issuers	1,500,370

Net change in unrealized appreciation/depreciation	8,380,123

Net realized/unrealized gains	19,481,687

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$23,249,661

(a)	Effective August 23, 2019, Class C Shares converted into Class A Shares. (See Note 1)

The accompanying notes are an integral part of these financial statements.

73

Statements of Changes in Net Assets

	Nationwide Destination 2040 Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$3,767,974	$3,706,732
Net realized gains	11,101,564	16,632,195
Net change in unrealized appreciation/depreciation	8,380,123	(20,712,271)

Change in net assets resulting from operations	23,249,661	(373,344)

Distributions to Shareholders From:
Distributable earnings:
Class A	(3,339,255)	(2,349,113)
Class C (a)	(54,598)	(41,141)
Class R	(4,587,152)	(4,138,981)
Class R6	(4,835,495)	(4,808,540)
Institutional Service Class	(7,432,648)	(5,450,030)

Change in net assets from shareholder distributions	(20,249,148)	(16,787,805)

Change in net assets from capital transactions	13,109,227	3,985,593

Change in net assets	16,109,740	(13,175,556)

Net Assets:
Beginning of year	204,373,060	217,548,616

End of year	$220,482,800	$204,373,060

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6,804,383	$8,379,788
Proceeds from shares issued in class conversion (a)	848,979	–
Dividends reinvested	3,339,255	2,348,133
Cost of shares redeemed	(8,331,092)	(4,250,708)

Total Class A Shares	2,661,525	6,477,213

Class C Shares
Proceeds from shares issued	233,119	40,059
Dividends reinvested	54,598	41,141
Cost of shares redeemed in class conversion (a)	(848,979)	–
Cost of shares redeemed	(6,081)	(18,939)

Total Class C Shares	(567,343)	62,261

Class R Shares
Proceeds from shares issued	4,693,440	5,783,592
Dividends reinvested	4,587,152	4,138,981
Cost of shares redeemed	(13,860,973)	(13,296,570)

Total Class R Shares	(4,580,381)	(3,373,997)

Class R6 Shares
Proceeds from shares issued	8,456,913	11,981,389
Dividends reinvested	4,835,495	4,808,540
Cost of shares redeemed	(13,518,707)	(24,564,309)

Total Class R6 Shares	(226,299)	(7,774,380)

Institutional Service Class Shares
Proceeds from shares issued	20,999,785	13,991,589
Dividends reinvested	7,432,648	5,450,030
Cost of shares redeemed	(12,610,708)	(10,847,123)

Total Institutional Service Class Shares	15,821,725	8,594,496

Change in net assets from capital transactions	$13,109,227	$3,985,593

74

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2040 Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	747,619	821,183
Issued in class conversion (a)	93,613	–
Reinvested	405,663	233,926
Redeemed	(900,364)	(416,263)

Total Class A Shares	346,531	638,846

Class C Shares
Issued	28,261	4,007
Reinvested	6,709	4,124
Redeemed in class conversion (a)	(94,341)	–
Redeemed	(728)	(1,888)

Total Class C Shares	(60,099)	6,243

Class R Shares
Issued	510,549	570,014
Reinvested	562,541	414,802
Redeemed	(1,503,688)	(1,303,099)

Total Class R Shares	(430,598)	(318,283)

Class R6 Shares
Issued	910,412	1,150,694
Reinvested	580,386	475,155
Redeemed	(1,448,834)	(2,387,419)

Total Class R6 Shares	41,964	(761,570)

Institutional Service Class Shares
Issued	2,266,183	1,366,141
Reinvested	895,888	540,045
Redeemed	(1,343,812)	(1,044,227)

Total Institutional Service Class Shares	1,818,259	861,959

Total change in shares	1,716,057	427,195

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective August 23, 2019, Class C Shares converted into Class A Shares. (See Note 1)

The accompanying notes are an integral part of these financial statements.

75

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2040 Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$9.64	0.15	0.77	0.92	(0.17)	(0.78)	(0.95)	$9.61	11.29%		$36,369,499	0.63%	1.64%	0.63%	69.69%	(g)
Year Ended October 31, 2018	$10.48	0.16	(0.20)	(0.04)	(0.18)	(0.62)	(0.80)	$9.64	(0.58%	)	$33,133,554	0.63%	1.54%	0.63%	21.19%
Year Ended October 31, 2017	$9.58	0.16	1.60	1.76	(0.18)	(0.68)	(0.86)	$10.48	19.45%		$29,312,155	0.61%	1.63%	0.61%	36.23%
Year Ended October 31, 2016	$9.93	0.10	0.08	0.18	(0.12)	(0.41)	(0.53)	$9.58	2.16%		$20,767,703	0.61%	1.04%	0.61%	14.85%
Year Ended October 31, 2015	$10.58	0.14	(0.09)	0.05	(0.19)	(0.51)	(0.70)	$9.93	0.51%		$16,051,732	0.58%	1.41%	0.58%	8.96%

Class R Shares
Year Ended October 31, 2019	$9.59	0.13	0.75	0.88	(0.14)	(0.78)	(0.92)	$9.55	10.94%		$45,987,812	0.88%	1.42%	0.88%	69.69%	(g)
Year Ended October 31, 2018	$10.42	0.14	(0.19)	(0.05)	(0.16)	(0.62)	(0.78)	$9.59	(0.75%	)	$50,265,990	0.89%	1.33%	0.89%	21.19%
Year Ended October 31, 2017	$9.54	0.14	1.57	1.71	(0.15)	(0.68)	(0.83)	$10.42	19.06%		$57,952,183	0.88%	1.45%	0.88%	36.23%
Year Ended October 31, 2016	$9.88	0.08	0.08	0.16	(0.09)	(0.41)	(0.50)	$9.54	1.97%		$57,839,326	0.89%	0.85%	0.89%	14.85%
Year Ended October 31, 2015	$10.53	0.12	(0.10)	0.02	(0.16)	(0.51)	(0.67)	$9.88	0.16%		$71,662,026	0.88%	1.23%	0.88%	8.96%

Class R6 Shares (h)
Year Ended October 31, 2019	$9.72	0.20	0.78	0.98	(0.21)	(0.78)	(0.99)	$9.71	11.98%		$48,038,039	0.13%	2.12%	0.13%	69.69%	(g)
Year Ended October 31, 2018	$10.56	0.22	(0.20)	0.02	(0.24)	(0.62)	(0.86)	$9.72	(0.10%	)	$47,721,031	0.14%	2.14%	0.14%	21.19%
Year Ended October 31, 2017	$9.65	0.22	1.59	1.81	(0.22)	(0.68)	(0.90)	$10.56	19.96%		$59,859,718	0.13%	2.19%	0.13%	36.23%
Year Ended October 31, 2016	$9.99	0.15	0.08	0.23	(0.16)	(0.41)	(0.57)	$9.65	2.72%		$50,508,918	0.13%	1.55%	0.13%	14.85%
Year Ended October 31, 2015	$10.64	0.19	(0.10)	0.09	(0.23)	(0.51)	(0.74)	$9.99	0.91%		$42,369,054	0.13%	1.89%	0.13%	8.96%

Institutional Service Class Shares
Year Ended October 31, 2019	$9.69	0.17	0.78	0.95	(0.19)	(0.78)	(0.97)	$9.67	11.63%		$90,087,450	0.38%	1.84%	0.38%	69.69%	(g)
Year Ended October 31, 2018	$10.53	0.19	(0.20)	(0.01)	(0.21)	(0.62)	(0.83)	$9.69	(0.34%	)	$72,676,691	0.39%	1.82%	0.39%	21.19%
Year Ended October 31, 2017	$9.62	0.19	1.60	1.79	(0.20)	(0.68)	(0.88)	$10.53	19.73%		$69,863,363	0.38%	1.88%	0.38%	36.23%
Year Ended October 31, 2016	$9.97	0.12	0.08	0.20	(0.14)	(0.41)	(0.55)	$9.62	2.37%		$55,064,076	0.38%	1.28%	0.38%	14.85%
Year Ended October 31, 2015	$10.61	0.17	(0.09)	0.08	(0.21)	(0.51)	(0.72)	$9.97	0.76%		$47,136,189	0.38%	1.67%	0.38%	8.96%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes securities received or delivered in-kind.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

76

Fund Commentary	Nationwide Destination 2045 Fund

For the annual period ended October 31, 2019, the Nationwide Destination 2045 Fund (Class A at NAV*) returned 11.63% versus 12.73% for its benchmark, the Morningstar® Lifetime Allocation Moderate 2045 Index, and 11.70% for its new benchmark, the S&P Target Date To 2045 Index.** For broader comparison, the return for the Fund’s closest Morningstar® peer category, Target-Date 2045 (consisting of 230 funds as of October 31, 2019), was 11.96% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return, for the 12-month period ended October 31, 2019, was a product of positive results across asset classes and underlying investments. Although the market environment over the reporting period exhibited bouts of increased volatility, and geopolitical uncertainty often affected the day-to-day performance of asset classes, the overall result was almost uniformly positive.

During the reporting period, U.S. stocks posted strong results, with large-capitalization stocks leading the way as the S&P 500® Index returned 14.33% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, returned 9.02%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 4.90%. Non-U.S. stocks faced the headwinds of sluggish economic growth and global trade concerns, and thus did not fare as well as the S&P 500® Index. For the reporting period, the MSCI EAFE® Index (representing non-U.S. developed market countries) returned 11.04%, and the MSCI Emerging Markets® Index was up 11.86%.

U.S. and non-U.S. bonds also showed positive results during the reporting period amid continued economic growth paired with falling interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51% as the Federal Reserve cut interest rates during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II Index returned 8.32% for the reporting period, as positive economic fundamentals and investor demand for yield helped keep credit spreads tight. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 7.82% for the reporting period as international interest rates also fell amid economic and geopolitical uncertainty and central bank easing.

On December 13, 2018, the Fund invested in a new underlying fund, the Nationwide Multi-Cap Portfolio, which is benchmarked to the Russell 3000® Index and is intended to exceed the benchmark’s performance with limited tracking error via less-correlated alpha-generation strategies.† Allocations to the underlying Nationwide S&P 500 Index Fund, Nationwide Mid Cap Market Index Fund and Nationwide Small Cap Index Fund subsequently were reduced. During the reporting period, the Fund also reduced its exposure to the underlying iShares iBoxx $ High Yield Corporate Bond ETF (HYG) in favor of the underlying iShares 20+ Year Treasury Bond ETF (TLT).

The Fund temporarily held U.S. equity futures while transitioning assets into the Nationwide Multi-Cap Portfolio. The impact of holding U.S. equity futures was not material to Fund performance over the reporting period.

All of the Fund’s 12 underlying investments held during the reporting period posted positive returns. The underlying Nationwide Multi-Cap Portfolio (Class R6) and the underlying Nationwide International Index Fund (Class R6) returned 17.11%‡ and 11.02%, respectively, and were the largest contributors to the Fund’s returns for the period. The smallest contributors to Fund returns were the underlying Nationwide Contract and the underlying Nationwide Small Cap Index Fund (Class R6), which posted returns of 2.60% and 4.76%, respectively, during the reporting period.

77

Fund Commentary (cont.)	Nationwide Destination 2045 Fund

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

* Performance is shown for the Fund’s Class A shares to correspond with the class used for performance reporting in the Fund’s prospectus. Institutional Service Class shares previously were shown in the Fund’s annual reports for performance reporting.

** The Fund’s benchmark will change to the S&P Target Date To 2045 Index effective December 20, 2019, because that index correlates better to the Fund’s “to retirement” strategy.

† Alpha is an investment’s return that is not a result of general market movement and refers to excess returns over the benchmark. An alpha of zero means that a fund is tracking perfectly with the benchmark index and that the manager has not added or lost additional value compared to the overall market.

‡ The return shown is for the period when the Fund added the Nationwide Multi-Cap Portfolio as an underlying investment on December 13, 2018, through October 31, 2019, rather than the full reporting period.

An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantees a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

The target date is the approximate date when investors plan to start withdrawals. The Fund offers continuous rebalancing over time to become more conservative as investors approach their planned retirement date. The principal value of the Fund is not guaranteed at any time, including the target date.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

78

Fund Overview	Nationwide Destination 2045 Fund

Asset Allocation1

Equity Funds	89.0%
Fixed Income Funds	10.8%
Investment Contract	0.2%
Liabilities in excess of other assets†	0.0%
100.0%

Top Holdings2

Nationwide Multi-Cap Portfolio, Class R6	49.9%
Nationwide International Index Fund, Class R6	21.9%
iShares Core MSCI Emerging Markets ETF	7.6%
Nationwide Bond Index Fund, Class R6	6.7%
Nationwide Mid Cap Market Index Fund, Class R6	6.7%
Nationwide Small Cap Index Fund, Class R6	3.0%
Nationwide Core Plus Bond Fund, Class R6	2.0%
iShares 20+ Year Treasury Bond ETF	2.0%
Nationwide Contract	0.2%
100.0%

†	Amount rounds to less than 0.1%.

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

79

Fund Performance	Nationwide Destination 2045 Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	11.63%	6.58%	9.36%
	w/SC2	5.25%	5.33%	8.72%
Class R3,4		11.22%	6.28%	9.06%
Class R6[3,5]		12.10%	7.09%	9.89%
Institutional Service Class[3]		11.82%	6.82%	9.62%
Morningstar® Lifetime Allocation Moderate 2045 Index		12.73%	7.15%	9.87%
S&P Target Date To 2045 Index		11.70%	6.90%	9.54%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	Not subject to any SCs.

[4]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[5]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.91%
Class R	1.16%
Class R6	0.41%
Institutional Service Class	0.66%

^

Current effective prospectus dated February 28, 2019 (as revised August 27, 2019). The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

80

Fund Performance (cont.)	Nationwide Destination 2045 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Destination 2045 Fund versus the Morningstar® (Mstar) Lifetime Allocation Moderate 2045 Index (current benchmark) and the S&P Target Date To 2045 Index (new benchmark as of 12/20/19) over the 10-year period ended 10/31/19. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

81

Shareholder Expense Example	Nationwide Destination 2045 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2045 Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19(a)	Expense Ratio During Period (%) 5/1/19 - 10/31/19(a)
Class A Shares	Actual	(b)	1,000.00	1,026.50	3.22	0.63
	Hypothetical	(b)(c)	1,000.00	1,022.03	3.21	0.63
Class R Shares	Actual	(b)	1,000.00	1,024.50	4.49	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88
Class R6 Shares	Actual	(b)	1,000.00	1,028.90	0.66	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13
Institutional Service Class Shares	Actual	(b)	1,000.00	1,027.90	1.94	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

82

Statement of Investments

October 31, 2019

Nationwide Destination 2045 Fund

Investment Companies 90.2%

	Shares	Value

Equity Funds 81.4%
Nationwide International Index Fund, Class R6 (a)	4,893,049	$38,655,088
Nationwide Mid Cap Market Index Fund, Class R6 (a)	763,444	11,856,279
Nationwide Multi-Cap Portfolio, Class R6 (a)	7,583,259	88,041,631
Nationwide Small Cap Index Fund, Class R6 (a)	519,064	5,216,590

Total Equity Funds (cost $134,723,426)		143,769,588

Fixed Income Funds 8.8%
Nationwide Bond Index Fund, Class R6 (a)	1,049,787	11,915,085
Nationwide Core Plus Bond Fund, Class R6 (a)	342,937	3,573,403

Total Fixed Income Funds (cost $14,973,053)		15,488,488

Total Investment Companies (cost $149,696,479)		159,258,076

Exchange Traded Funds 9.6%
Equity Fund 7.6%
iShares Core MSCI Emerging Markets ETF	262,242	13,418,923

Fixed Income Fund 2.0%
iShares 20+ Year Treasury Bond ETF	25,005	3,531,706

Total Exchange Traded Funds (cost $17,676,492)		16,950,629

Investment Contract 0.2%

	Principal Amount

Nationwide Contract, 2.50%^¥ (a)(b)	$339,351	339,351

Total Investment Contract (cost $339,351)		339,351

Total Investments (cost $167,712,322) — 100.0%		176,548,056

Liabilities in excess of other assets — 0.0%†		(70,057)

NET ASSETS — 100.0%		$176,477,999

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

†	Amount rounds to less than 0.1%.

(a)	Investment in affiliate.
(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

83

Statement of Assets and Liabilities

October 31, 2019

Nationwide Destination 2045 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $150,035,830)	$159,597,427
Investment securities of unaffiliated issuers, at value (cost $17,676,492)	16,950,629
Interest receivable	8
Securities lending income receivable	18
Receivable for investments sold	461
Receivable for capital shares issued	203,209

Total Assets	176,751,752

Liabilities:
Payable for investments purchased	40,677
Payable for capital shares redeemed	158,258
Cash overdraft (Note 2)	465
Accrued expenses and other payables:
Investment advisory fees	19,248
Distribution fees	22,280
Administrative servicing fees	30,997
Trustee fees	378
Professional fees	1,450

Total Liabilities	273,753

Net Assets	$176,477,999

Represented by:
Capital	$160,031,196
Total distributable earnings (loss)	16,446,803

Net Assets	$176,477,999

84

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide Destination 2045 Fund
Net Assets:
Class A Shares	$33,168,135
Class R Shares	36,320,570
Class R6 Shares	44,918,425
Institutional Service Class Shares	62,070,869

Total	$176,477,999

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,297,261
Class R Shares	3,644,872
Class R6 Shares	4,433,932
Institutional Service Class Shares	6,181,126

Total	17,557,191

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.06
Class R Shares	$9.96
Class R6 Shares	$10.13
Institutional Service Class Shares	$10.04
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.67

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

85

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Destination 2045 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$3,219,958
Dividend income from unaffiliated issuers	500,697
Income from securities lending (Note 2)	8,987
Interest income (unaffiliated)	3,582
Interest income from affiliated issuers	2,225

Total Income	3,735,449

EXPENSES:
Investment advisory fees	217,364
Distribution fees Class A	78,896
Distribution fees Class C (a)	11,926
Distribution fees Class R	185,056
Administrative servicing fees Class A	78,896
Administrative servicing fees Class C (a)	422
Administrative servicing fees Class R	92,528
Administrative servicing fees Institutional Service Class	138,478
Professional fees	2,585
Trustee fees	5,311

Total Expenses	811,462

NET INVESTMENT INCOME	2,923,987

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated issuers	7,577,891
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	2,059,668
Transactions in investment securities of unaffiliated issuers	(1,017,851)
Expiration or closing of futures contracts (Note 2)	(256,445)

Net realized gains	8,363,263

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	6,250,342
Investment securities of unaffiliated issuers	1,241,681

Net change in unrealized appreciation/depreciation	7,492,023

Net realized/unrealized gains	15,855,286

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$18,779,273

(a)	Effective August 23, 2019, Class C Shares converted into Class A Shares. (See Note 1)

The accompanying notes are an integral part of these financial statements.

86

Statements of Changes in Net Assets

	Nationwide Destination 2045 Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$2,923,987	$2,825,553
Net realized gains	8,363,263	13,131,403
Net change in unrealized appreciation/depreciation	7,492,023	(16,218,418)

Change in net assets resulting from operations	18,779,273	(261,462)

Distributions to Shareholders From:
Distributable earnings:
Class A	(3,070,563)	(2,164,446)
Class C (a)	(151,012)	(140,154)
Class R	(3,717,415)	(3,227,288)
Class R6	(4,103,978)	(3,617,921)
Institutional Service Class	(5,058,345)	(3,250,602)

Change in net assets from shareholder distributions	(16,101,313)	(12,400,411)

Change in net assets from capital transactions	14,610,725	1,913,809

Change in net assets	17,288,685	(10,748,064)

Net Assets:
Beginning of year	159,189,314	169,937,378

End of year	$176,477,999	$159,189,314

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6,031,711	$7,775,931
Proceeds from shares issued in class conversion (a)	1,418,435	–
Dividends reinvested	3,070,563	2,164,446
Cost of shares redeemed	(8,917,621)	(5,796,587)

Total Class A Shares	1,603,088	4,143,790

Class C Shares
Proceeds from shares issued	76,463	56,882
Dividends reinvested	151,012	140,154
Cost of shares redeemed in class conversion (a)	(1,418,435)	–
Cost of shares redeemed	(323,239)	(526,409)

Total Class C Shares	(1,514,199)	(329,373)

Class R Shares
Proceeds from shares issued	3,693,324	3,806,433
Dividends reinvested	3,717,415	3,227,288
Cost of shares redeemed	(10,499,830)	(12,088,573)

Total Class R Shares	(3,089,091)	(5,054,852)

Class R6 Shares
Proceeds from shares issued	9,748,725	9,202,642
Dividends reinvested	4,103,978	3,617,921
Cost of shares redeemed	(8,992,022)	(18,570,452)

Total Class R6 Shares	4,860,681	(5,749,889)

Institutional Service Class Shares
Proceeds from shares issued	16,179,387	12,127,569
Dividends reinvested	5,058,345	3,250,602
Cost of shares redeemed	(8,487,486)	(6,474,038)

Total Institutional Service Class Shares	12,750,246	8,904,133

Change in net assets from capital transactions	$14,610,725	$1,913,809

87

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2045 Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	637,374	731,181
Issued in class conversion (a)	149,844	–
Reinvested	358,679	206,132
Redeemed	(930,440)	(538,700)

Total Class A Shares	215,457	398,613

Class C Shares
Issued	8,189	5,434
Reinvested	17,996	13,524
Redeemed in class conversion (a)	(152,198)	–
Redeemed	(36,396)	(49,590)

Total Class C Shares	(162,409)	(30,632)

Class R Shares
Issued	387,139	359,524
Reinvested	439,148	310,015
Redeemed	(1,104,470)	(1,138,547)

Total Class R Shares	(278,183)	(469,008)

Class R6 Shares
Issued	1,007,525	852,693
Reinvested	473,813	342,463
Redeemed	(924,533)	(1,723,178)

Total Class R6 Shares	556,805	(528,022)

Institutional Service Class Shares
Issued	1,686,412	1,139,358
Reinvested	589,393	309,964
Redeemed	(870,687)	(602,697)

Total Institutional Service Class Shares	1,405,118	846,625

Total change in shares	1,736,788	217,576

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective August 23, 2019, Class C Shares converted into Class A Shares. (See Note 1)

The accompanying notes are an integral part of these financial statements.

88

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2045 Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$10.07	0.16	0.82	0.98	(0.17)	(0.82)	(0.99)	$10.06	11.63%		$33,168,135	0.63%	1.62%	0.63%	69.22%	(g)
Year Ended October 31, 2018	$10.90	0.16	(0.20)	(0.04)	(0.19)	(0.60)	(0.79)	$10.07	(0.57%	)	$31,046,163	0.63%	1.51%	0.63%	21.94%
Year Ended October 31, 2017	$9.80	0.15	1.76	1.91	(0.17)	(0.64)	(0.81)	$10.90	20.54%		$29,257,058	0.61%	1.49%	0.61%	34.41%
Year Ended October 31, 2016	$10.09	0.10	0.09	0.19	(0.13)	(0.35)	(0.48)	$9.80	2.11%		$18,902,112	0.61%	1.09%	0.61%	11.61%
Year Ended October 31, 2015	$10.71	0.15	(0.08)	0.07	(0.19)	(0.50)	(0.69)	$10.09	0.65%		$12,590,850	0.59%	1.43%	0.59%	5.66%

Class R Shares
Year Ended October 31, 2019	$9.99	0.13	0.81	0.94	(0.15)	(0.82)	(0.97)	$9.96	11.22%		$36,320,570	0.88%	1.40%	0.88%	69.22%	(g)
Year Ended October 31, 2018	$10.82	0.14	(0.21)	(0.07)	(0.16)	(0.60)	(0.76)	$9.99	(0.83%	)	$39,183,778	0.89%	1.32%	0.89%	21.94%
Year Ended October 31, 2017	$9.73	0.13	1.75	1.88	(0.15)	(0.64)	(0.79)	$10.82	20.33%		$47,506,612	0.88%	1.31%	0.88%	34.41%
Year Ended October 31, 2016	$10.02	0.08	0.08	0.16	(0.10)	(0.35)	(0.45)	$9.73	1.82%		$42,999,999	0.88%	0.89%	0.88%	11.61%
Year Ended October 31, 2015	$10.64	0.13	(0.09)	0.04	(0.16)	(0.50)	(0.66)	$10.02	0.32%		$47,439,190	0.88%	1.23%	0.88%	5.66%

Class R6 Shares (h)
Year Ended October 31, 2019	$10.14	0.20	0.83	1.03	(0.22)	(0.82)	(1.04)	$10.13	12.10%		$44,918,425	0.13%	2.09%	0.13%	69.22%	(g)
Year Ended October 31, 2018	$10.97	0.23	(0.22)	0.01	(0.24)	(0.60)	(0.84)	$10.14	(0.07%	)	$39,305,513	0.14%	2.12%	0.14%	21.94%
Year Ended October 31, 2017	$9.84	0.21	1.77	1.98	(0.21)	(0.64)	(0.85)	$10.97	21.29%		$48,309,859	0.13%	2.09%	0.13%	34.41%
Year Ended October 31, 2016	$10.13	0.16	0.07	0.23	(0.17)	(0.35)	(0.52)	$9.84	2.56%		$39,218,168	0.13%	1.62%	0.13%	11.61%
Year Ended October 31, 2015	$10.75	0.19	(0.07)	0.12	(0.24)	(0.50)	(0.74)	$10.13	1.07%		$31,439,594	0.13%	1.87%	0.13%	5.66%

Institutional Service Class Shares
Year Ended October 31, 2019	$10.06	0.17	0.83	1.00	(0.20)	(0.82)	(1.02)	$10.04	11.82%		$62,070,869	0.38%	1.81%	0.38%	69.22%	(g)
Year Ended October 31, 2018	$10.89	0.19	(0.20)	(0.01)	(0.22)	(0.60)	(0.82)	$10.06	(0.32%	)	$48,039,172	0.39%	1.76%	0.39%	21.94%
Year Ended October 31, 2017	$9.78	0.18	1.76	1.94	(0.19)	(0.64)	(0.83)	$10.89	20.91%		$42,782,888	0.38%	1.73%	0.38%	34.41%
Year Ended October 31, 2016	$10.07	0.13	0.08	0.21	(0.15)	(0.35)	(0.50)	$9.78	2.33%		$31,450,692	0.38%	1.34%	0.38%	11.61%
Year Ended October 31, 2015	$10.69	0.17	(0.08)	0.09	(0.21)	(0.50)	(0.71)	$10.07	0.84%		$25,991,661	0.38%	1.62%	0.38%	5.66%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes securities received or delivered in-kind.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

89

Fund Commentary	Nationwide Destination 2050 Fund

For the annual period ended October 31, 2019, the Nationwide Destination 2050 Fund (Class A at NAV*) returned 11.58% versus 12.68% for its benchmark, the Morningstar® Lifetime Allocation Moderate 2050 Index, and 11.66% for its new benchmark, the S&P Target Date To 2050 Index.** For broader comparison, the return for the Fund’s closest Morningstar® peer category, Target-Date 2050 Funds (consisting of 242 funds as of October 31, 2019), was 11.97% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return, for the 12-month period ended October 31, 2019, was a product of positive results across asset classes and underlying investments. Although the market environment over the reporting period exhibited bouts of increased volatility, and geopolitical uncertainty often affected the day-to-day performance of asset classes, the overall result was almost uniformly positive.

During the reporting period, U.S. stocks posted strong results, with large-capitalization stocks leading the way as the S&P 500® Index returned 14.33% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, returned 9.02%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 4.90%. Non-U.S. stocks faced the headwinds of sluggish economic growth and global trade concerns, and thus did not fare as well as the S&P 500® Index. For the reporting period, the MSCI EAFE® Index (representing non-U.S. developed market countries) returned 11.04%, and the MSCI Emerging Markets® Index was up 11.86%.

U.S. and non-U.S. bonds also showed positive results during the reporting period amid continued economic growth paired with falling interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51% as the Federal Reserve cut interest rates during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II

Index returned 8.32% for the reporting period, as positive economic fundamentals and investor demand for yield helped keep credit spreads tight. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 7.82% for the reporting period as international interest rates also fell amid economic and geopolitical uncertainty and central bank easing.

On December 13, 2018, the Fund invested in a new underlying fund, the Nationwide Multi-Cap Portfolio, which is benchmarked to the Russell 3000® Index and is intended to exceed the benchmark’s performance with limited tracking error via less-correlated alpha-generation strategies.† Allocations to the underlying Nationwide S&P 500 Index Fund, Nationwide Mid Cap Market Index Fund and Nationwide Small Cap Index Fund subsequently were reduced. During the reporting period, the Fund also reduced its exposure to the underlying iShares iBoxx $ High Yield Corporate Bond ETF (HYG) in favor of the underlying iShares 20+ Year Treasury Bond ETF (TLT).

The Fund temporarily held U.S. equity futures while transitioning assets into the Nationwide Multi-Cap Portfolio. The impact of holding U.S. equity futures was not material to Fund performance over the reporting period.

All of the Fund’s 12 underlying investments held during the reporting period posted positive returns. The underlying Nationwide Multi-Cap Portfolio (Class R6) and the underlying Nationwide International Index Fund (Class R6) returned 17.11%‡ and 11.02%, respectively, and were the largest contributors to the Fund’s returns for the period. The smallest contributors to Fund returns were the underlying Nationwide Small Cap Index Fund (Class R6) and the underlying Nationwide Core Plus Bond Fund, (Class R6) which posted returns of 4.76% and 10.40%, respectively, during the reporting period.

90

Fund Commentary (cont.)	Nationwide Destination 2050 Fund

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

* Performance is shown for the Fund’s Class A shares to correspond with the class used for performance reporting in the Fund’s prospectus. Class R shares previously were shown in the Fund’s annual reports for performance reporting.

** The Fund’s benchmark will change to the S&P Target Date To 2050 Index effective December 20, 2019, because that index correlates better to the Fund’s “to retirement” strategy.

† Alpha is an investment’s return that is not a result of general market movement and refers to excess returns over the benchmark. An alpha of zero means that a fund is tracking perfectly with the benchmark index and that the manager has not added or lost additional value compared to the overall market.

‡ The return shown is for the period when the Fund added the Nationwide Multi-Cap Portfolio as an underlying investment on December 13, 2018, through October 31, 2019, rather than the full reporting period.

An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantees a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

The target date is the approximate date when investors plan to start withdrawals. The Fund offers continuous rebalancing over time to become more conservative as investors approach their planned retirement date. The principal value of the Fund is not guaranteed at any time, including the target date.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

91

Fund Overview	Nationwide Destination 2050 Fund

Asset Allocation1

Equity Funds	91.2%
Fixed Income Funds	8.9%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings2

Nationwide Multi-Cap Portfolio, Class R6	50.4%
Nationwide International Index Fund, Class R6	22.0%
iShares Core MSCI Emerging Markets ETF	8.1%
Nationwide Mid Cap Market Index Fund, Class R6	7.6%
Nationwide Bond Index Fund, Class R6	5.9%
Nationwide Small Cap Index Fund, Class R6	3.0%
iShares 20+ Year Treasury Bond ETF	2.0%
Nationwide Core Plus Bond Fund, Class R6	1.0%
100.0%

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

92

Fund Performance	Nationwide Destination 2050 Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	11.58%	6.67%	9.35%
	w/SC2	5.19%	5.41%	8.71%
Class R3,4		11.34%	6.38%	9.06%
Class R6[3,5]		11.97%	7.18%	9.87%
Institutional Service Class[3]		11.86%	6.91%	9.61%
Morningstar® Lifetime Allocation Moderate 2050 Index		12.68%	7.09%	9.78%
S&P Target Date To 2050 Index		11.66%	7.02%	9.74%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	Not subject to any SCs.

[4]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[5]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.91%
Class R	1.16%
Class R6	0.41%
Institutional Service Class	0.66%

^

Current effective prospectus dated February 28, 2019 (as revised August 27, 2019). The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

93

Fund Performance (cont.)	Nationwide Destination 2050 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Destination 2050 Fund versus the Morningstar® (Mstar) Lifetime Allocation Moderate 2050 Index (current benchmark) and the S&P Target Date To 2050 Index (new benchmark as of 12/20/19) over the 10-year period ended 10/31/19. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

94

Shareholder Expense Example	Nationwide Destination 2050 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2050 Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19(a)	Expense Ratio During Period (%) 5/1/19 - 10/31/19(a)
Class A Shares	Actual	(b)	1,000.00	1,025.60	3.22	0.63
	Hypothetical	(b)(c)	1,000.00	1,022.03	3.21	0.63
Class R Shares	Actual	(b)	1,000.00	1,024.70	4.49	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88
Class R6 Shares	Actual	(b)	1,000.00	1,028.00	0.66	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13
Institutional Service Class Shares	Actual	(b)	1,000.00	1,026.90	1.94	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

95

Statement of Investments

October 31, 2019

Nationwide Destination 2050 Fund

Investment Companies 90.0%

	Shares	Value

Equity Funds 83.1%
Nationwide International Index Fund, Class R6 (a)	4,035,167	$31,877,816
Nationwide Mid Cap Market Index Fund, Class R6 (a)	706,805	10,976,684
Nationwide Multi-Cap Portfolio, Class R6 (a)	6,304,797	73,198,698
Nationwide Small Cap Index Fund, Class R6 (a)	428,752	4,308,955

Total Equity Funds (cost $113,111,707)		120,362,153

Fixed Income Funds 6.9%
Nationwide Bond Index Fund, Class R6 (a)	750,344	8,516,409
Nationwide Core Plus Bond Fund, Class R6 (a)	147,336	1,535,241

Total Fixed Income Funds (cost $9,713,733)		10,051,650

Total Investment Companies (cost $122,825,440)		130,413,803

Exchange Traded Funds 10.1%
Equity Fund 8.1%
iShares Core MSCI Emerging Markets ETF	229,017	11,718,800

Fixed Income Fund 2.0%
iShares 20+ Year Treasury Bond ETF	20,699	2,923,527

Total Exchange Traded Funds (cost $15,224,314)		14,642,327

Total Investments (cost $138,049,754) — 100.1%		145,056,130

Liabilities in excess of other assets — (0.1)%		(187,193)

NET ASSETS — 100.0%		$144,868,937

(a)	Investment in affiliate.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

96

Statement of Assets and Liabilities

October 31, 2019

Nationwide Destination 2050 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $122,825,440)	$130,413,803
Investment securities of unaffiliated issuers, at value (cost $15,224,314)	14,642,327
Interest receivable	8
Receivable for investments sold	1,129,379
Receivable for capital shares issued	38,538

Total Assets	146,224,055

Liabilities:
Payable for capital shares redeemed	1,289,890
Cash overdraft (Note 2)	2,586
Accrued expenses and other payables:
Investment advisory fees	15,952
Distribution fees	20,601
Administrative servicing fees	24,583
Trustee fees	312
Professional fees	1,194

Total Liabilities	1,355,118

Net Assets	$144,868,937

Represented by:
Capital	$131,376,711
Total distributable earnings (loss)	13,492,226

Net Assets	$144,868,937

Net Assets:
Class A Shares	$28,021,274
Class R Shares	33,974,900
Class R6 Shares	35,859,625
Institutional Service Class Shares	47,013,138

Total	$144,868,937

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,177,998
Class R Shares	3,911,396
Class R6 Shares	4,054,795
Institutional Service Class Shares	5,335,603

Total	16,479,792

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$8.82
Class R Shares	$8.69
Class R6 Shares	$8.84
Institutional Service Class Shares	$8.81
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.36

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

97

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Destination 2050 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$2,623,615
Dividend income from unaffiliated issuers	419,708
Income from securities lending (Note 2)	7,031
Interest income (unaffiliated)	3,288

Total Income	3,053,642

EXPENSES:
Investment advisory fees	179,803
Distribution fees Class A	67,072
Distribution fees Class C (a)	951
Distribution fees Class R	175,292
Administrative servicing fees Class A	67,072
Administrative servicing fees Class C (a)	20
Administrative servicing fees Class R	87,646
Administrative servicing fees Institutional Service Class	102,675
Professional fees	2,154
Trustee fees	4,389

Total Expenses	687,074

NET INVESTMENT INCOME	2,366,568

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated issuers	6,387,478
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	1,960,489
Transactions in investment securities of unaffiliated issuers	(853,780)
Expiration or closing of futures contracts (Note 2)	(214,228)

Net realized gains	7,279,959

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	4,798,228
Investment securities of unaffiliated issuers	1,020,599

Net change in unrealized appreciation/depreciation	5,818,827

Net realized/unrealized gains	13,098,786

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$15,465,354

(a)	Effective August 23, 2019, Class C Shares converted into Class A Shares. (See Note 1)

The accompanying notes are an integral part of these financial statements.

98

Statements of Changes in Net Assets

	Nationwide Destination 2050 Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$2,366,568	$2,190,167
Net realized gains	7,279,959	9,557,861
Net change in unrealized appreciation/depreciation	5,818,827	(12,271,765)

Change in net assets resulting from operations	15,465,354	(523,737)

Distributions to Shareholders From:
Distributable earnings:
Class A	(2,337,756)	(1,313,583)
Class C (a)	(8,822)	(6,422)
Class R	(3,123,843)	(2,167,824)
Class R6	(3,169,908)	(2,258,583)
Institutional Service Class	(3,305,122)	(1,942,111)

Change in net assets from shareholder distributions	(11,945,451)	(7,688,523)

Change in net assets from capital transactions	10,556,641	5,690,585

Change in net assets	14,076,544	(2,521,675)

Net Assets:
Beginning of year	130,792,393	133,314,068

End of year	$144,868,937	$130,792,393

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6,342,633	$7,916,874
Proceeds from shares issued in class conversion (a)	124,728	–
Dividends reinvested	2,337,756	1,313,583
Cost of shares redeemed	(7,480,163)	(5,049,223)

Total Class A Shares	1,324,954	4,181,234

Class C Shares
Proceeds from shares issued	20,063	54,581
Dividends reinvested	8,822	6,422
Cost of shares redeemed in class conversion (a)	(124,728)	–
Cost of shares redeemed	(143)	(69,427)

Total Class C Shares	(95,986)	(8,424)

Class R Shares
Proceeds from shares issued	4,011,373	4,475,334
Dividends reinvested	3,123,843	2,167,824
Cost of shares redeemed	(10,396,278)	(8,015,717)

Total Class R Shares	(3,261,062)	(1,372,559)

Class R6 Shares
Proceeds from shares issued	8,223,608	9,280,571
Dividends reinvested	3,169,908	2,258,583
Cost of shares redeemed	(8,851,640)	(14,285,406)

Total Class R6 Shares	2,541,876	(2,746,252)

Institutional Service Class Shares
Proceeds from shares issued	15,443,706	9,086,031
Dividends reinvested	3,305,122	1,942,111
Cost of shares redeemed	(8,701,969)	(5,391,556)

Total Institutional Service Class Shares	10,046,859	5,636,586

Change in net assets from capital transactions	$10,556,641	$5,690,585

99

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2050 Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	755,004	858,506
Issued in class conversion (a)	15,056	–
Reinvested	311,751	144,120
Redeemed	(889,979)	(543,733)

Total Class A Shares	191,832	458,893

Class C Shares
Issued	2,464	5,921
Reinvested	1,208	719
Redeemed in class conversion (a)	(15,407)	–
Redeemed	(17)	(7,727)

Total Class C Shares	(11,752)	(1,087)

Class R Shares
Issued	484,768	491,494
Reinvested	423,611	241,315
Redeemed	(1,246,697)	(877,593)

Total Class R Shares	(338,318)	(144,784)

Class R6 Shares
Issued	972,228	997,018
Reinvested	419,764	247,376
Redeemed	(1,042,271)	(1,536,842)

Total Class R6 Shares	349,721	(292,448)

Institutional Service Class Shares
Issued	1,830,497	984,620
Reinvested	438,885	213,196
Redeemed	(1,011,340)	(579,401)

Total Institutional Service Class Shares	1,258,042	618,415

Total change in shares	1,449,525	638,989

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective August 23, 2019, Class C Shares converted into Class A Shares. (See Note 1)

The accompanying notes are an integral part of these financial statements.

100

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2050 Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$8.73	0.14	0.73	0.87	(0.15)	(0.63)	(0.78)	$8.82	11.58%		$28,021,274	0.63%	1.61%	0.63%	72.55%	(g)
Year Ended October 31, 2018	$9.29	0.13	(0.16)	(0.03)	(0.16)	(0.37)	(0.53)	$8.73	(0.46%	)	$26,072,573	0.63%	1.46%	0.63%	19.14%
Year Ended October 31, 2017	$8.33	0.13	1.51	1.64	(0.14)	(0.54)	(0.68)	$9.29	20.84%		$23,490,599	0.61%	1.44%	0.61%	32.50%
Year Ended October 31, 2016	$8.62	0.09	0.07	0.16	(0.11)	(0.34)	(0.45)	$8.33	2.17%		$14,663,954	0.61%	1.10%	0.61%	15.31%
Year Ended October 31, 2015	$9.65	0.13	(0.06)	0.07	(0.17)	(0.93)	(1.10)	$8.62	0.72%		$11,581,468	0.61%	1.42%	0.61%	6.73%

Class R Shares
Year Ended October 31, 2019	$8.61	0.11	0.73	0.84	(0.13)	(0.63)	(0.76)	$8.69	11.34%		$33,974,900	0.88%	1.36%	0.88%	72.55%	(g)
Year Ended October 31, 2018	$9.18	0.12	(0.18)	(0.06)	(0.14)	(0.37)	(0.51)	$8.61	(0.82%	)	$36,604,249	0.89%	1.27%	0.89%	19.14%
Year Ended October 31, 2017	$8.23	0.11	1.50	1.61	(0.12)	(0.54)	(0.66)	$9.18	20.71%		$40,326,541	0.88%	1.29%	0.88%	32.50%
Year Ended October 31, 2016	$8.52	0.07	0.07	0.14	(0.09)	(0.34)	(0.43)	$8.23	1.89%		$36,901,555	0.88%	0.88%	0.88%	15.31%
Year Ended October 31, 2015	$9.56	0.11	(0.08)	0.03	(0.14)	(0.93)	(1.07)	$8.52	0.32%		$39,972,106	0.88%	1.21%	0.88%	6.73%

Class R6 Shares (h)
Year Ended October 31, 2019	$8.76	0.17	0.73	0.90	(0.19)	(0.63)	(0.82)	$8.84	11.97%		$35,859,625	0.13%	2.07%	0.13%	72.55%	(g)
Year Ended October 31, 2018	$9.32	0.19	(0.17)	0.02	(0.21)	(0.37)	(0.58)	$8.76	0.04%		$32,438,748	0.14%	2.07%	0.14%	19.14%
Year Ended October 31, 2017	$8.34	0.17	1.53	1.70	(0.18)	(0.54)	(0.72)	$9.32	21.57%		$37,250,979	0.13%	1.99%	0.13%	32.50%
Year Ended October 31, 2016	$8.63	0.13	0.07	0.20	(0.15)	(0.34)	(0.49)	$8.34	2.64%		$26,084,928	0.13%	1.59%	0.13%	15.31%
Year Ended October 31, 2015	$9.66	0.16	(0.05)	0.11	(0.21)	(0.93)	(1.14)	$8.63	1.19%		$19,624,686	0.13%	1.86%	0.13%	6.73%

Institutional Service Class Shares
Year Ended October 31, 2019	$8.72	0.15	0.74	0.89	(0.17)	(0.63)	(0.80)	$8.81	11.86%		$47,013,138	0.38%	1.76%	0.38%	72.55%	(g)
Year Ended October 31, 2018	$9.29	0.16	(0.18)	(0.02)	(0.18)	(0.37)	(0.55)	$8.72	(0.33%	)	$35,576,245	0.39%	1.74%	0.39%	19.14%
Year Ended October 31, 2017	$8.31	0.15	1.53	1.68	(0.16)	(0.54)	(0.70)	$9.29	21.35%		$32,128,718	0.38%	1.69%	0.38%	32.50%
Year Ended October 31, 2016	$8.61	0.11	0.06	0.17	(0.13)	(0.34)	(0.47)	$8.31	2.28%		$23,815,853	0.38%	1.33%	0.38%	15.31%
Year Ended October 31, 2015	$9.64	0.15	(0.06)	0.09	(0.19)	(0.93)	(1.12)	$8.61	0.96%		$19,537,648	0.38%	1.68%	0.38%	6.73%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes securities received or delivered in-kind.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

101

Fund Commentary	Nationwide Destination 2055 Fund

For the annual period ended October 31, 2019, the Nationwide Destination 2055 Fund (Class A at NAV*) returned 11.45% versus 12.66% for its benchmark, the Morningstar® Lifetime Allocation Moderate 2055 Index, and 11.69% for its new benchmark, the S&P Target Date To 2055 Index.** For broader comparison, the return for the Fund’s closest Morningstar® peer category, Target-Date 2055 (consisting of 242 funds as of October 31, 2019), was 12.07% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return, for the 12-month period ended October 31, 2019, was a product of positive results across asset classes and underlying investments. Although the market environment over the reporting period exhibited bouts of increased volatility, and geopolitical uncertainty often affected the day-to-day performance of asset classes, the overall result was almost uniformly positive.

During the reporting period, U.S. stocks posted strong results, with large-capitalization stocks leading the way as the S&P 500® Index returned 14.33% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, returned 9.02%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 4.90%. Non-U.S. stocks faced the headwinds of sluggish economic growth and global trade concerns, and thus did not fare as well as the S&P 500® Index. For the reporting period, the MSCI EAFE® Index (representing non-U.S. developed market countries) returned 11.04%, and the MSCI Emerging Markets® Index was up 11.86%.

U.S. and non-U.S. bonds also showed positive results during the reporting period amid continued economic growth paired with falling interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51% as the Federal Reserve cut interest rates during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II

Index returned 8.32% for the reporting period, as positive economic fundamentals and investor demand for yield helped keep credit spreads tight. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 7.82% for the reporting period as international interest rates also fell amid economic and geopolitical uncertainty and central bank easing.

On December 13, 2018, the Fund invested in a new underlying fund, the Nationwide Multi-Cap Portfolio, which is benchmarked to the Russell 3000® Index and is intended to exceed the benchmark’s performance with limited tracking error via less-correlated alpha-generation strategies.† Allocations to the underlying Nationwide S&P 500 Index Fund, Nationwide Mid Cap Market Index Fund and Nationwide Small Cap Index Fund subsequently were reduced. During the reporting period, the Fund also reduced its exposure to the underlying iShares iBoxx $ High Yield Corporate Bond ETF (HYG) in favor of the underlying iShares 20+ Year Treasury Bond ETF (TLT).

The Fund temporarily held U.S. equity futures while transitioning assets into the Nationwide Multi-Cap Portfolio. The impact of holding U.S. equity futures was not material to Fund performance over the reporting period.

All of the Fund’s 12 underlying investments held during the reporting period posted positive returns. The underlying Nationwide Multi-Cap Portfolio (Class R6) and the underlying Nationwide International Index Fund (Class R6) returned 17.11%‡ and 11.02%, respectively, and were the largest contributors to the Fund’s returns for the period. The smallest contributors to Fund returns were the underlying Nationwide Small Cap Index Fund (Class R6) and the underlying Nationwide Core Plus Bond Fund (Class R6), which posted returns of 4.76% and 10.40%, respectively, during the reporting period.

102

Fund Commentary (cont.)	Nationwide Destination 2055 Fund

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

* Performance is shown for the Fund’s Class A shares to correspond with the class used for performance reporting in the Fund’s prospectus. Class R6 shares previously were shown in the Fund’s annual reports for performance reporting.

** The Fund’s benchmark will change to the S&P Target Date To 2055 Index effective December 20, 2019, because that index correlates better to the Fund’s “to retirement” strategy.

† Alpha is an investment’s return that is not a result of general market movement and refers to excess returns over the benchmark. An alpha of zero means that a fund is tracking perfectly with the benchmark index and that the manager has not added or lost additional value compared to the overall market.

‡ The return shown is for the period when the Fund added the Nationwide Multi-Cap Portfolio as an underlying investment on December 13, 2018, through October 31, 2019, rather than the full reporting period.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantees a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

The target date is the approximate date when investors plan to start withdrawals. The Fund offers continuous rebalancing over time to become more conservative as investors approach their planned retirement date. The principal value of the Fund is not guaranteed at any time, including the target date.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

103

Fund Overview	Nationwide Destination 2055 Fund

Asset Allocation1

Equity Funds	92.2%
Fixed Income Funds	7.9%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings2

Nationwide Multi-Cap Portfolio, Class R6	51.0%
Nationwide International Index Fund, Class R6	22.0%
iShares Core MSCI Emerging Markets ETF	8.1%
Nationwide Mid Cap Market Index Fund, Class R6	7.9%
Nationwide Bond Index Fund, Class R6	5.8%
Nationwide Small Cap Index Fund, Class R6	3.2%
iShares 20+ Year Treasury Bond ETF	1.1%
Nationwide Core Plus Bond Fund, Class R6	0.9%
100.0%

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

104

Fund Performance	Nationwide Destination 2055 Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	11.45%	6.72%	8.06%	[2]
	w/SC3	5.06%	5.47%	7.33%	[2]
Class R4,5		11.22%	6.43%	7.76%	[2]
Class R6[4,6]		12.03%	7.23%	8.55%	[2]
Institutional Service Class[4]		11.76%	6.98%	8.33%	[2]
Morningstar® Lifetime Moderate 2055 Index		12.66%	7.02%	8.34%	[2]
S&P Target Date To 2055 Index		11.69%	7.14%	8.56%	[2]

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of December 28, 2010.

[3]	A 5.75% front-end sales charge was deducted.

[4]	Not subject to any SCs.

[5]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.90%
Class R	1.15%
Class R6	0.40%
Institutional Service Class	0.65%

^

Current effective prospectus dated February 28, 2019 (as revised August 27, 2019). The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

105

Fund Performance (cont.)	Nationwide Destination 2055 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Destination 2055 Fund from inception through 10/31/19 versus the Morningstar® (Mstar) Lifetime Allocation Moderate 2055 Index (current benchmark) and the S&P Target Date To 2055 Index (new benchmark as of 12/20/19) for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

106

Shareholder Expense Example	Nationwide Destination 2055 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2055 Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19(a)	Expense Ratio During Period (%) 5/1/19 - 10/31/19(a)
Class A Shares	Actual	(b)	1,000.00	1,025.80	3.27	0.64
	Hypothetical	(b)(c)	1,000.00	1,021.98	3.26	0.64
Class R Shares	Actual	(b)	1,000.00	1,023.80	4.49	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88
Class R6 Shares	Actual	(b)	1,000.00	1,028.10	0.66	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13
Institutional Service Class Shares	Actual	(b)	1,000.00	1,026.90	1.94	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

107

Statement of Investments

October 31, 2019

Nationwide Destination 2055 Fund

Investment Companies 90.9%

	Shares	Value

Equity Funds 84.1%
Nationwide International Index Fund, Class R6 (a)	2,234,208	$17,650,242
Nationwide Mid Cap Market Index Fund, Class R6 (a)	408,102	6,337,827
Nationwide Multi-Cap Portfolio, Class R6 (a)	3,523,858	40,911,995
Nationwide Small Cap Index Fund, Class R6 (a)	255,497	2,567,746

Total Equity Funds (cost $63,397,231)		67,467,810

Fixed Income Funds 6.8%
Nationwide Bond Index Fund, Class R6 (a)	408,573	4,637,308
Nationwide Core Plus Bond Fund, Class R6 (a)	74,152	772,661

Total Fixed Income Funds (cost $5,189,967)		5,409,969

Total Investment Companies (cost $68,587,198)		72,877,779

Exchange Traded Funds 9.2%
Equity Fund 8.1%
iShares Core MSCI Emerging Markets ETF	127,104	6,503,912

Fixed Income Fund 1.1%
iShares 20+ Year Treasury Bond ETF	6,247	882,326

Total Exchange Traded Funds (cost $7,704,581)		7,386,238

Total Investments (cost $76,291,779) — 100.1%		80,264,017

Liabilities in excess of other assets — (0.1)%		(70,520)

NET ASSETS — 100.0%		$80,193,497

(a)	Investment in affiliate.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

108

Statement of Assets and Liabilities

October 31, 2019

Nationwide Destination 2055 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $68,587,198)	$72,877,779
Investment securities of unaffiliated issuers, at value (cost $7,704,581)	7,386,238
Cash	4,449
Interest receivable	7
Receivable for investments sold	352,472
Receivable for capital shares issued	29,329

Total Assets	80,650,274

Liabilities:
Payable for capital shares redeemed	421,536
Accrued expenses and other payables:
Investment advisory fees	8,848
Distribution fees	11,038
Administrative servicing fees	14,510
Trustee fees	169
Professional fees	676

Total Liabilities	456,777

Net Assets	$80,193,497

Represented by:
Capital	$73,251,709
Total distributable earnings (loss)	6,941,788

Net Assets	$80,193,497

Net Assets:
Class A Shares	$17,369,263
Class R Shares	17,223,971
Class R6 Shares	21,833,436
Institutional Service Class Shares	23,766,827

Total	$80,193,497

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,283,628
Class R Shares	1,276,566
Class R6 Shares	1,603,769
Institutional Service Class Shares	1,747,535

Total	5,911,498

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$13.53
Class R Shares	$13.49
Class R6 Shares	$13.61
Institutional Service Class Shares	$13.60
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.36

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

109

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Destination 2055 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$1,468,766
Dividend income from unaffiliated issuers	194,636
Interest income (unaffiliated)	2,464
Income from securities lending (Note 2)	1,961

Total Income	1,667,827

EXPENSES:
Investment advisory fees	100,460
Distribution fees Class A	44,178
Distribution fees Class C (a)	342
Distribution fees Class R	88,368
Administrative servicing fees Class A	44,178
Administrative servicing fees Class C (a)	3
Administrative servicing fees Class R	44,183
Administrative servicing fees Institutional Service Class	53,482
Professional fees	1,221
Trustee fees	2,455

Total Expenses	378,870

NET INVESTMENT INCOME	1,288,957

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated issuers	3,629,847
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	633,362
Transactions in investment securities of unaffiliated issuers	(482,135)
Expiration or closing of futures contracts (Note 2)	(124,149)

Net realized gains	3,656,925

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	3,178,558
Investment securities of unaffiliated issuers	535,768

Net change in unrealized appreciation/depreciation	3,714,326

Net realized/unrealized gains	7,371,251

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,660,208

(a)	Effective August 23, 2019, Class C Shares converted into Class A Shares. (See Note 1)

The accompanying notes are an integral part of these financial statements.

110

Statements of Changes in Net Assets

	Nationwide Destination 2055 Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$1,288,957	$1,148,614
Net realized gains	3,656,925	4,875,001
Net change in unrealized appreciation/depreciation	3,714,326	(6,400,156)

Change in net assets resulting from operations	8,660,208	(376,541)

Distributions to Shareholders From:
Distributable earnings:
Class A	(1,474,397)	(690,440)
Class C (a)	(3,135)	(1,708)
Class R	(1,423,739)	(758,649)
Class R6	(1,656,648)	(937,468)
Institutional Service Class	(1,566,223)	(753,198)

Change in net assets from shareholder distributions	(6,124,142)	(3,141,463)

Change in net assets from capital transactions	6,369,810	6,967,488

Change in net assets	8,905,876	3,449,484

Net Assets:
Beginning of year	71,287,621	67,838,137

End of year	$80,193,497	$71,287,621

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,788,903	$4,837,203
Proceeds from shares issued in class conversion (a)	38,729	–
Dividends reinvested	1,474,397	690,440
Cost of shares redeemed	(5,997,352)	(1,983,755)

Total Class A Shares	(695,323)	3,543,888

Class C Shares
Proceeds from shares issued	6,816	6,001
Dividends reinvested	3,135	1,708
Cost of shares redeemed in class conversion (a)	(38,729)	–
Cost of shares redeemed	(9,521)	(31,602)

Total Class C Shares	(38,299)	(23,893)

Class R Shares
Proceeds from shares issued	3,380,274	4,108,464
Dividends reinvested	1,423,739	758,649
Cost of shares redeemed	(6,002,471)	(3,980,954)

Total Class R Shares	(1,198,458)	886,159

Class R6 Shares
Proceeds from shares issued	6,923,139	6,163,491
Dividends reinvested	1,656,648	937,468
Cost of shares redeemed	(5,843,601)	(7,294,594)

Total Class R6 Shares	2,736,186	(193,635)

Institutional Service Class Shares
Proceeds from shares issued	9,147,246	5,313,975
Dividends reinvested	1,566,223	753,198
Cost of shares redeemed	(5,147,765)	(3,312,204)

Total Institutional Service Class Shares	5,565,704	2,754,969

Change in net assets from capital transactions	$6,369,810	$6,967,488

111

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2055 Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	295,844	343,757
Issued in class conversion (a)	3,048	–
Reinvested	128,269	49,637
Redeemed	(464,035)	(140,913)

Total Class A Shares	(36,874)	252,481

Class C Shares
Issued	529	428
Reinvested	275	123
Redeemed in class conversion (a)	(3,059)	–
Redeemed	(736)	(2,269)

Total Class C Shares	(2,991)	(1,718)

Class R Shares
Issued	263,664	292,234
Reinvested	124,472	54,733
Redeemed	(464,479)	(284,208)

Total Class R Shares	(76,343)	62,759

Class R6 Shares
Issued	538,505	435,975
Reinvested	142,469	67,000
Redeemed	(447,864)	(513,746)

Total Class R6 Shares	233,110	(10,771)

Institutional Service Class Shares
Issued	705,730	376,403
Reinvested	134,865	53,876
Redeemed	(388,888)	(234,530)

Total Institutional Service Class Shares	451,707	195,749

Total change in shares	568,609	498,500

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective August 23, 2019, Class C Shares converted into Class A Shares. (See Note 1)

The accompanying notes are an integral part of these financial statements.

112

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2055 Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$13.32	0.20	1.11	1.31	(0.22)	(0.88)	(1.10)	$13.53	11.45%		$17,369,263	0.63%	1.58%	0.63%	77.13%	(g)
Year Ended October 31, 2018	$13.98	0.20	(0.25)	(0.05)	(0.24)	(0.37)	(0.61)	$13.32	(0.47%	)	$17,583,786	0.64%	1.43%	0.64%	18.61%
Year Ended October 31, 2017	$12.30	0.18	2.34	2.52	(0.21)	(0.63)	(0.84)	$13.98	21.33%		$14,927,090	0.62%	1.40%	0.62%	26.27%
Year Ended October 31, 2016	$12.72	0.13	0.10	0.23	(0.17)	(0.48)	(0.65)	$12.30	2.12%		$9,305,695	0.62%	1.10%	0.62%	17.63%
Year Ended October 31, 2015	$13.32	0.17	(0.08)	0.09	(0.24)	(0.45)	(0.69)	$12.72	0.74%		$5,343,749	0.61%	1.30%	0.61%	11.73%

Class R Shares
Year Ended October 31, 2019	$13.28	0.17	1.11	1.28	(0.19)	(0.88)	(1.07)	$13.49	11.22%		$17,223,971	0.88%	1.32%	0.88%	77.13%	(g)
Year Ended October 31, 2018	$13.95	0.17	(0.26)	(0.09)	(0.21)	(0.37)	(0.58)	$13.28	(0.77%	)	$17,971,136	0.89%	1.24%	0.89%	18.61%
Year Ended October 31, 2017	$12.28	0.15	2.33	2.48	(0.18)	(0.63)	(0.81)	$13.95	21.04%		$17,993,301	0.88%	1.17%	0.88%	26.27%
Year Ended October 31, 2016	$12.70	0.11	0.08	0.19	(0.13)	(0.48)	(0.61)	$12.28	1.81%		$13,255,710	0.88%	0.89%	0.88%	17.63%
Year Ended October 31, 2015	$13.30	0.15	(0.10)	0.05	(0.20)	(0.45)	(0.65)	$12.70	0.42%		$12,213,162	0.88%	1.18%	0.88%	11.73%

Class R6 Shares (h)
Year Ended October 31, 2019	$13.39	0.26	1.13	1.39	(0.29)	(0.88)	(1.17)	$13.61	12.03%		$21,833,436	0.13%	2.00%	0.13%	77.13%	(g)
Year Ended October 31, 2018	$14.05	0.29	(0.27)	0.02	(0.31)	(0.37)	(0.68)	$13.39	0.02%		$18,355,415	0.14%	2.03%	0.14%	18.61%
Year Ended October 31, 2017	$12.35	0.25	2.34	2.59	(0.26)	(0.63)	(0.89)	$14.05	21.93%		$19,408,740	0.13%	1.91%	0.13%	26.27%
Year Ended October 31, 2016	$12.77	0.20	0.09	0.29	(0.23)	(0.48)	(0.71)	$12.35	2.57%		$11,881,943	0.13%	1.64%	0.13%	17.63%
Year Ended October 31, 2015	$13.37	0.25	(0.10)	0.15	(0.30)	(0.45)	(0.75)	$12.77	1.17%		$9,463,033	0.13%	1.88%	0.13%	11.73%

Institutional Service Class Shares
Year Ended October 31, 2019	$13.38	0.22	1.14	1.36	(0.26)	(0.88)	(1.14)	$13.60	11.76%		$23,766,827	0.38%	1.71%	0.38%	77.13%	(g)
Year Ended October 31, 2018	$14.04	0.24	(0.25)	(0.01)	(0.28)	(0.37)	(0.65)	$13.38	(0.23%	)	$17,337,540	0.39%	1.69%	0.39%	18.61%
Year Ended October 31, 2017	$12.34	0.21	2.35	2.56	(0.23)	(0.63)	(0.86)	$14.04	21.67%		$15,443,331	0.38%	1.61%	0.38%	26.27%
Year Ended October 31, 2016	$12.76	0.17	0.09	0.26	(0.20)	(0.48)	(0.68)	$12.34	2.32%		$9,237,219	0.38%	1.39%	0.38%	17.63%
Year Ended October 31, 2015	$13.36	0.21	(0.09)	0.12	(0.27)	(0.45)	(0.72)	$12.76	0.92%		$7,575,664	0.38%	1.65%	0.38%	11.73%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes securities received or delivered in-kind.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

113

Fund Commentary	Nationwide Destination 2060 Fund

For the annual period ended October 31, 2019, the Nationwide Destination 2060 Fund (Class A at NAV*) returned 11.45% versus 12.65% for its benchmark, the Morningstar® Lifetime Allocation Moderate 2060 Index, and 11.89% for its new benchmark, the S&P Target Date To 2060+ Index.** For broader comparison, the return for the Fund’s closest Morningstar® peer category, Target-Date 2060+ (consisting of 217 funds as of October 31, 2019) was 12.10% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return, for the 12-month period ended October 31, 2019, was a product of positive results across asset classes and underlying investments. Although the market environment over the reporting period exhibited bouts of increased volatility, and geopolitical uncertainty often affected the day-to-day performance of asset classes, the overall result was almost uniformly positive.

During the reporting period, U.S. stocks posted strong results, with large-capitalization stocks leading the way as the S&P 500® Index returned 14.33% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, returned 9.02%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 4.90%. Non-U.S. stocks faced the headwinds of sluggish economic growth and global trade concerns, and thus did not fare as well as the S&P 500® Index. For the reporting period, the MSCI EAFE® Index (representing non-U.S. developed market countries) returned 11.04%, and the MSCI Emerging Markets® Index was up 11.86%.

U.S. and non-U.S. bonds also showed positive results during the reporting period amid continued economic growth paired with falling interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51% as the Federal Reserve cut interest rates during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II Index returned 8.32% for the reporting period, as positive economic fundamentals and investor demand for yield helped keep credit spreads tight. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 7.82% for the reporting period as international interest rates also fell amid economic and geopolitical uncertainty and central bank easing.

On December 13, 2018, the Fund invested in a new underlying fund, the Nationwide Multi-Cap Portfolio, which is benchmarked to the Russell 3000® Index and is intended to exceed the benchmark’s performance with limited tracking error via less-correlated alpha-generation strategies.† Allocations to the underlying Nationwide S&P 500 Index Fund, Nationwide Mid Cap Market Index Fund and Nationwide Small Cap Index Fund subsequently were reduced. During the reporting period, the Fund also reduced its exposure to the underlying iShares iBoxx $ High Yield Corporate Bond ETF (HYG) in favor of the underlying iShares 20+ Year Treasury Bond ETF (TLT).

The Fund temporarily held U.S. equity futures while transitioning assets into the Nationwide Multi-Cap Portfolio. The impact of holding U.S. equity futures was not material to Fund performance over the reporting period.

All of the Fund’s 12 underlying investments held during the reporting period posted positive returns. The underlying Nationwide Multi-Cap Portfolio (Class R6) and the underlying Nationwide International Index Fund (Class R6) returned 17.11%‡ and 11.02%, respectively, and were the largest contributors to the Fund’s returns for the period. The smallest contributors to Fund returns were the underlying Nationwide Small Cap Index Fund (Class R6) and the underlying Nationwide Core Plus Bond Fund (Class R6), which posted returns of 4.76% and 10.40%, respectively, during the reporting period.

114

Fund Commentary (cont.)	Nationwide Destination 2060 Fund

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

* Performance is shown for the Fund’s Class A shares to correspond with the class used for performance reporting in the Fund’s prospectus. Institutional Service Class shares previously were shown in the Fund’s annual reports for performance reporting.

** The Fund’s benchmark will change to the S&P Target Date To 2060+ Index effective December 20, 2019, because that index correlates better to the Fund’s “to retirement” strategy.

† Alpha is an investment’s return that is not a result of general market movement and refers to excess returns over the benchmark. An alpha of zero means that a fund is tracking perfectly with the benchmark index and that the manager has not added or lost additional value compared to the overall market.

‡ The return shown is for the period when the Fund added the Nationwide Multi-Cap Portfolio as an underlying investment on December 13, 2018, through October 31, 2019, rather than the full reporting period.

An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantees a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

The target date is the approximate date when investors plan to start withdrawals. The Fund offers continuous rebalancing over time to become more conservative as investors approach their planned retirement date. The principal value of the Fund is not guaranteed at any time, including the target date.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

115

Fund Overview	Nationwide Destination 2060 Fund

Asset Allocation1

Equity Funds	93.2%
Fixed Income Funds	6.8%
Liabilities in excess of other assets†	0.0%
100.0%

Top Holdings2

Nationwide Multi-Cap Portfolio, Class R6	51.8%
Nationwide International Index Fund, Class R6	22.1%
iShares Core MSCI Emerging Markets ETF	8.1%
Nationwide Mid Cap Market Index Fund, Class R6	8.0%
Nationwide Bond Index Fund, Class R6	4.9%
Nationwide Small Cap Index Fund, Class R6	3.2%
Nationwide Core Plus Bond Fund, Class R6	1.0%
iShares 20+ Year Treasury Bond ETF	0.9%
100.0%

†	Amount rounds to less than 0.1%.

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

116

Fund Performance	Nationwide Destination 2060 Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	3 Yr.	Inception
Class A	w/o SC1	11.45%	10.42%	6.62%	[2]
	w/SC3	5.00%	8.27%	5.35%	[2]
Class R4		11.22%	10.17%	6.40%	[2]
Class R6[4,5]		12.06%	11.01%	7.11%	[2]
Institutional Service Class[4]		11.80%	10.71%	6.89%	[2]
Morningstar® Lifetime Allocation Moderate 2060 Index		12.65%	10.83%	6.69%	[2]
S&P Target Date To 2060+ Index		11.89%	10.88%	7.05%	[2]

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of November 28, 2014.

[3]	A 5.75% front-end sales charge was deducted.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.90%
Class R	1.15%
Class R6	0.40%
Institutional Service Class	0.65%

^

Current effective prospectus dated February 28, 2019 (as revised August 27, 2019). The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

117

Fund Performance (cont.)	Nationwide Destination 2060 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Destination 2060 Fund from inception through 10/31/19 versus the Morningstar® (Mstar) Lifetime Allocation Moderate 2060 Index (current benchmark) and the S&P Target Date To 2060+ Index (new benchmark as of 12/20/19) for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

118

Shareholder Expense Example	Nationwide Destination 2060 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2060 Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19(a)	Expense Ratio During Period (%) 5/1/19 - 10/31/19(a)
Class A Shares	Actual	(b)	1,000.00	1,024.20	3.21	0.63
	Hypothetical	(b)(c)	1,000.00	1,022.03	3.21	0.63
Class R Shares	Actual	(b)	1,000.00	1,024.00	4.49	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88
Class R6 Shares	Actual	(b)	1,000.00	1,027.50	0.66	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13
Institutional Service Class Shares	Actual	(b)	1,000.00	1,026.30	1.94	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

119

Statement of Investments

October 31, 2019

Nationwide Destination 2060 Fund

Investment Companies 91.0%

	Shares	Value

Equity Funds 85.1%
Nationwide International Index Fund, Class R6 (a)	675,159	$5,333,760
Nationwide Mid Cap Market Index Fund, Class R6 (a)	123,829	1,923,068
Nationwide Multi-Cap Portfolio, Class R6 (a)	1,076,966	12,503,579
Nationwide Small Cap Index Fund, Class R6 (a)	77,831	782,197

Total Equity Funds (cost $19,447,831)		20,542,604

Fixed Income Funds 5.9%
Nationwide Bond Index Fund, Class R6 (a)	105,185	1,193,847
Nationwide Core Plus Bond Fund, Class R6 (a)	22,460	234,029

Total Fixed Income Funds (cost $1,367,805)		1,427,876

Total Investment Companies (cost $20,815,636)		21,970,480

Exchange Traded Funds 9.0%
Equity Fund 8.1%
iShares Core MSCI Emerging Markets ETF	38,251	1,957,304

Fixed Income Fund 0.9%
iShares 20+ Year Treasury Bond ETF	1,615	228,102

Total Exchange Traded Funds (cost $2,254,545)		2,185,406

Total Investments (cost $23,070,181) — 100.0%		24,155,886

Liabilities in excess of other assets — 0.0%†		(5,565)

NET ASSETS — 100.0%		$24,150,321

†	Amount rounds to less than 0.1%.

(a)	Investment in affiliate.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

120

Statement of Assets and Liabilities

October 31, 2019

Nationwide Destination 2060 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $20,815,636)	$21,970,480
Investment securities of unaffiliated issuers, at value (cost $2,254,545)	2,185,406
Cash	2,545
Interest receivable	4
Receivable for capital shares issued	33,375

Total Assets	24,191,810

Liabilities:
Payable for investments purchased	32,502
Payable for capital shares redeemed	26
Accrued expenses and other payables:
Investment advisory fees	2,605
Distribution fees	2,523
Administrative servicing fees	3,608
Trustee fees	52
Professional fees	173

Total Liabilities	41,489

Net Assets	$24,150,321

Represented by:
Capital	$22,728,997
Total distributable earnings (loss)	1,421,324

Net Assets	$24,150,321

Net Assets:
Class A Shares	$7,567,356
Class R Shares	2,317,541
Class R6 Shares	5,821,489
Institutional Service Class Shares	8,443,935

Total	$24,150,321

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	680,894
Class R Shares	208,823
Class R6 Shares	522,280
Institutional Service Class Shares	758,168

Total	2,170,165

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.11
Class R Shares	$11.10
Class R6 Shares	$11.15
Institutional Service Class Shares	$11.14
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.79

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

121

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Destination 2060 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$386,771
Dividend income from unaffiliated issuers	49,080
Interest income (unaffiliated)	606
Income from securities lending (Note 2)	375

Total Income	436,832

EXPENSES:
Investment advisory fees	26,772
Distribution fees Class A	15,861
Distribution fees Class C (a)	998
Distribution fees Class R	9,937
Administrative servicing fees Class A	15,861
Administrative servicing fees Class C (a)	10
Administrative servicing fees Class R	4,968
Administrative servicing fees Institutional Service Class	18,226
Professional fees	327
Trustee fees	663

Total Expenses	93,623

NET INVESTMENT INCOME	343,209

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated issuers	937,716
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	(313,472)
Transactions in investment securities of unaffiliated issuers	(104,789)
Expiration or closing of futures contracts (Note 2)	(25,853)

Net realized gains	493,602

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	1,410,003
Investment securities of unaffiliated issuers	129,357

Net change in unrealized appreciation/depreciation	1,539,360

Net realized/unrealized gains	2,032,962

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,376,171

(a)	Effective August 23, 2019, Class C Shares converted into Class A Shares. (See Note 1)

The accompanying notes are an integral part of these financial statements.

122

Statements of Changes in Net Assets

	Nationwide Destination 2060 Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$343,209	$225,330
Net realized gains	493,602	961,591
Net change in unrealized appreciation/depreciation	1,539,360	(1,466,912)

Change in net assets resulting from operations	2,376,171	(279,991)

Distributions to Shareholders From:
Distributable earnings:
Class A	(393,434)	(175,983)
Class C (a)	(6,875)	(6,203)
Class R	(111,956)	(51,243)
Class R6	(314,333)	(171,780)
Institutional Service Class	(451,024)	(223,154)

Change in net assets from shareholder distributions	(1,277,622)	(628,363)

Change in net assets from capital transactions	6,257,877	6,130,721

Change in net assets	7,356,426	5,222,367

Net Assets:
Beginning of year	16,793,895	11,571,528

End of year	$24,150,321	$16,793,895

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,808,752	$2,942,099
Proceeds from shares issued in class conversion (a)	110,345	–
Dividends reinvested	393,195	175,983
Cost of shares redeemed	(1,566,165)	(544,262)

Total Class A Shares	1,746,127	2,573,820

Class C Shares
Proceeds from shares issued	92,432	5,666
Dividends reinvested	6,875	6,203
Cost of shares redeemed in class conversion (a)	(110,345)	–
Cost of shares redeemed	(105,716)	(33,497)

Total Class C Shares	(116,754)	(21,628)

Class R Shares
Proceeds from shares issued	1,064,026	887,332
Dividends reinvested	111,956	51,243
Cost of shares redeemed	(576,661)	(301,987)

Total Class R Shares	599,321	636,588

Class R6 Shares
Proceeds from shares issued	2,647,475	2,348,782
Dividends reinvested	314,333	171,780
Cost of shares redeemed	(1,328,745)	(1,668,607)

Total Class R6 Shares	1,633,063	851,955

Institutional Service Class Shares
Proceeds from shares issued	5,156,996	2,933,535
Dividends reinvested	451,024	223,154
Cost of shares redeemed	(3,211,900)	(1,066,703)

Total Institutional Service Class Shares	2,396,120	2,089,986

Change in net assets from capital transactions	$6,257,877	$6,130,721

123

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2060 Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	266,773	259,865
Issued in class conversion (a)	10,582	–
Reinvested	41,448	15,682
Redeemed	(148,426)	(47,997)

Total Class A Shares	170,377	227,550

Class C Shares
Issued	9,230	502
Reinvested	737	555
Redeemed in class conversion (a)	(10,608)	–
Redeemed	(9,927)	(3,011)

Total Class C Shares	(10,568)	(1,954)

Class R Shares
Issued	100,759	78,258
Reinvested	11,838	4,573
Redeemed	(53,264)	(26,672)

Total Class R Shares	59,333	56,159

Class R6 Shares
Issued	249,601	206,531
Reinvested	32,849	15,274
Redeemed	(124,739)	(146,237)

Total Class R6 Shares	157,711	75,568

Institutional Service Class Shares
Issued	486,703	259,307
Reinvested	47,296	19,847
Redeemed	(303,049)	(95,924)

Total Institutional Service Class Shares	230,950	183,230

Total change in shares	607,803	540,553

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective August 23, 2019, Class C Shares converted into Class A Shares. (See Note 1)

The accompanying notes are an integral part of these financial statements.

124

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2060 Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$10.74	0.16	0.94	1.10	(0.18)	(0.55)	(0.73)	$11.11	11.45%		$7,567,356	0.63%	1.51%		0.63%	77.38%	(g)
Year Ended October 31, 2018	$11.31	0.15	(0.18)	(0.03)	(0.19)	(0.35)	(0.54)	$10.74	(0.43%	)	$5,481,132	0.63%	1.35%		0.63%	16.95%
Year Ended October 31, 2017	$9.71	0.14	1.88	2.02	(0.17)	(0.25)	(0.42)	$11.31	21.31%		$3,200,947	0.61%	1.29%		0.61%	44.88%
Year Ended October 31, 2016	$9.77	0.09	0.10	0.19	(0.13)	(0.12)	(0.25)	$9.71	2.12%		$1,099,157	0.60%	0.96%		0.60%	20.78%
Period Ended October 31, 2015 (h)	$10.00	0.14	(0.16)	(0.02)	(0.21)	—	(0.21)	$9.77	(0.26%	)	$318,677	0.45%	1.37%	(i)	0.45%	25.65%

Class R Shares
Year Ended October 31, 2019	$10.73	0.13	0.95	1.08	(0.16)	(0.55)	(0.71)	$11.10	11.22%		$2,317,541	0.88%	1.24%		0.88%	77.38%	(g)
Year Ended October 31, 2018	$11.30	0.13	(0.18)	(0.05)	(0.17)	(0.35)	(0.52)	$10.73	(0.65%	)	$1,603,324	0.90%	1.12%		0.90%	16.95%
Year Ended October 31, 2017	$9.71	0.11	1.88	1.99	(0.15)	(0.25)	(0.40)	$11.30	21.03%		$1,055,047	0.81%	1.06%		0.81%	44.88%
Year Ended October 31, 2016	$9.76	0.11	0.08	0.19	(0.12)	(0.12)	(0.24)	$9.71	2.04%		$345,669	0.78%	1.11%		0.78%	20.78%
Period Ended October 31, 2015 (h)	$10.00	0.14	(0.19)	(0.05)	(0.19)	—	(0.19)	$9.76	(0.54%	)	$151,162	0.67%	1.38%	(i)	0.67%	25.65%

Class R6 Shares(j)
Year Ended October 31, 2019	$10.77	0.21	0.95	1.16	(0.23)	(0.55)	(0.78)	$11.15	12.06%		$5,821,489	0.13%	1.96%		0.13%	77.38%	(g)
Year Ended October 31, 2018	$11.34	0.23	(0.20)	0.03	(0.25)	(0.35)	(0.60)	$10.77	0.04%		$3,924,629	0.14%	2.00%		0.14%	16.95%
Year Ended October 31, 2017	$9.72	0.19	1.89	2.08	(0.21)	(0.25)	(0.46)	$11.34	22.02%		$3,276,461	0.13%	1.82%		0.13%	44.88%
Year Ended October 31, 2016	$9.78	0.15	0.08	0.23	(0.17)	(0.12)	(0.29)	$9.72	2.50%		$1,659,638	0.13%	1.55%		0.13%	20.78%
Period Ended October 31, 2015 (h)	$10.00	0.19	(0.19)	—	(0.22)	—	(0.22)	$9.78	0.03%		$879,158	0.13%	1.91%	(i)	0.13%	25.65%

Institutional Service Class Shares
Year Ended October 31, 2019	$10.76	0.18	0.96	1.14	(0.21)	(0.55)	(0.76)	$11.14	11.80%		$8,443,935	0.38%	1.73%		0.38%	77.38%	(g)
Year Ended October 31, 2018	$11.33	0.18	(0.18)	—	(0.22)	(0.35)	(0.57)	$10.76	(0.20%	)	$5,671,660	0.38%	1.59%		0.38%	16.95%
Year Ended October 31, 2017	$9.72	0.17	1.88	2.05	(0.19)	(0.25)	(0.44)	$11.33	21.62%		$3,897,706	0.38%	1.61%		0.38%	44.88%
Year Ended October 31, 2016	$9.77	0.12	0.10	0.22	(0.15)	(0.12)	(0.27)	$9.72	2.42%		$1,698,373	0.38%	1.26%		0.38%	20.78%
Period Ended October 31, 2015 (h)	$10.00	0.13	(0.14)	(0.01)	(0.22)	—	(0.22)	$9.77	(0.09%	)	$673,751	0.25%	1.32%	(i)	0.25%	25.65%

Amounts designated as “-” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes securities received or delivered in-kind.
(h)	For the period from December 1, 2014 (commencement of operations) through October 31, 2015. Total return is calculated based on inception date of November 28, 2014 through October 31, 2015.
(i)	Ratio has not been annualized.
(j)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

125

Fund Commentary	Nationwide Destination Retirement Fund (formerly, Nationwide Destination 2015 Fund)

For the annual period ended October 31, 2019, the Nationwide Destination Retirement Fund (Class A at NAV*) returned 9.13% versus 11.81% for its benchmark, the Morningstar® Lifetime Allocation Moderate 2015 Index, and 9.91% for its new benchmark, the S&P Target Date Retirement Income Index.** For broader comparison, the return for the Fund’s closest Morningstar® peer category, Target-Date Retirement (consisting of 192 funds as of October 31, 2019) was 9.84% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return, for the 12-month period ended October 31, 2019, was a product of positive results across asset classes and underlying investments. Although the market environment over the reporting period exhibited bouts of increased volatility, and geopolitical uncertainty often affected the day-to-day performance of asset classes, the overall result was almost uniformly positive.

During the reporting period, U.S. stocks posted strong results, with large-capitalization stocks leading the way as the S&P 500® Index returned 14.33% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, returned 9.02%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 4.90%. Non-U.S. stocks faced the headwinds of sluggish economic growth and global trade concerns, and thus did not fare as well as the S&P 500® Index. For the reporting period, the MSCI EAFE® Index (representing non-U.S. developed market countries) returned 11.04%, and the MSCI Emerging Markets® Index was up 11.86%.

U.S. and non-U.S. bonds also showed positive results during the reporting period amid continued economic growth paired with falling interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51% as the Federal Reserve cut interest rates during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II

Index returned 8.32% for the reporting period, as positive economic fundamentals and investor demand for yield helped keep credit spreads tight. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 7.82% for the reporting period as international interest rates also fell amid economic and geopolitical uncertainty and central bank easing.

On December 13, 2018, the Fund invested in a new underlying fund, the Nationwide Multi-Cap Portfolio, which is benchmarked to the Russell 3000® Index and is intended to exceed the benchmark’s performance with limited tracking error via less-correlated alpha-generation strategies.† Allocations to the underlying Nationwide S&P 500 Index Fund, Nationwide Mid Cap Market Index Fund and Nationwide Small Cap Index Fund subsequently were reduced. During the reporting period, the Fund also reduced its exposure to the underlying iShares 20+ Year Treasury Bond ETF (TLT) but later reversed the reduction, given the change in the treasury yield curve and the relatively short-weighted duration in the Fund’s fixed-income portfolio.

The Fund temporarily held U.S. equity futures while transitioning assets into the Nationwide Multi-Cap Portfolio. The impact of holding U.S. equity futures was not material to Fund performance over the reporting period.

All of the Fund’s 12 underlying investments held during the reporting period posted positive returns. The underlying Nationwide Multi-Cap Portfolio (Class R6) and the underlying Nationwide Bond Index Fund (Class R6) returned 17.11%‡ and 11.34%, respectively, and were the largest contributors to the Fund’s returns for the period. The smallest contributors to Fund returns were the underlying Nationwide Mid Cap Market Index Fund (Class R6) and the underlying iShares Core MSCI Emerging Markets ETF, which posted returns of 8.74% and 11.64%, respectively, during the reporting period.

126

Fund Commentary (cont.)	Nationwide Destination Retirement Fund (formerly, Nationwide Destination 2015 Fund)

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

* Performance is shown for the Fund’s Class A shares to correspond with the class used for performance reporting in the Fund’s prospectus. Institutional Service Class shares previously were shown in the Fund’s annual reports for performance reporting.

** The Fund’s benchmark will change to the S&P Target Date Retirement Income Index effective December 20, 2019, because that index correlates better to the Fund’s “to retirement” strategy.

† Alpha is an investment’s return that is not a result of general market movement and refers to excess returns over the benchmark. An alpha of zero means that a fund is tracking perfectly with the benchmark index and that the manager has not added or lost additional value compared to the overall market.

‡ The return shown is for the period when the Fund added the Nationwide Multi-Cap Portfolio as an underlying investment on December 13, 2018, through October 31, 2019, rather than the full reporting period.

An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantees a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

The target date is the approximate date when investors plan to start withdrawals. The Fund offers continuous rebalancing over time to become more conservative as investors approach their planned retirement date. The principal value of the Fund is not guaranteed at any time, including the target date.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

127

Fund Overview	Nationwide Destination Retirement Fund (formerly, Nationwide Destination 2015 Fund)

Asset Allocation1

Fixed Income Funds	38.2%
Equity Funds	36.1%
Investment Contract	20.1%
Alternative Assets	5.7%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings2

Nationwide Multi-Cap Portfolio, Class R6	24.2%
Nationwide Contract	20.1%
Nationwide Bond Index Fund, Class R6	18.9%
Nationwide Core Plus Bond Fund, Class R6	9.6%
Nationwide International Index Fund, Class R6	8.4%
Nationwide Inflation-Protected Securities Fund, Class R6	6.6%
Nationwide Amundi Strategic Income Fund, Class R6	5.7%
iShares 20+ Year Treasury Bond ETF	3.1%
Nationwide Mid Cap Market Index Fund, Class R6	1.8%
iShares Core MSCI Emerging Markets ETF	1.6%
100.0%

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

128

Fund Performance	Nationwide Destination Retirement Fund (formerly, Nationwide Destination 2015 Fund)

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	9.13%	4.48%	6.08%
	w/SC2	2.81%	3.24%	5.46%
Class R3,4		8.83%	4.18%	5.80%
Class R6[3,5]		9.60%	4.96%	6.59%
Institutional Service Class[3]		9.35%	4.70%	6.32%
Morningstar® Lifetime Allocation Moderate 2015 Index		11.81%	5.14%	7.28%
S&P Target Date Retirement Income Index		9.91%	4.33%	5.57%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	Not subject to any SCs.

[4]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[5]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.88%
Class R	1.13%
Class R6	0.38%
Institutional Service Class	0.63%

^

Current effective prospectus dated February 28, 2019 (as revised August 27, 2019). The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

129

Fund Performance (cont.)	Nationwide Destination Retirement Fund (formerly, Nationwide Destination 2015 Fund)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Destination Retirement Fund versus the Morningstar® (Mstar) Lifetime Allocation Moderate 2015 Index (current benchmark) and the S&P Target Date Retirement Income Index (new benchmark as of 12/20/19) over the 10-year period ended 10/31/19. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

130

Shareholder Expense Example	Nationwide Destination Retirement Fund (formerly, Nationwide Destination 2015 Fund)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense	Analysis of a $1,000 Investment

Nationwide Destination Retirement Fund (formerly, Nationwide Destination 2015 Fund) October 31, 2019			Beginning Account Value($) 5/1/19	Ending Account Value($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19(a)	Expense Ratio During Period (%) 5/1/19 - 10/31/19(a)
Class A Shares	Actual	(b)	1,000.00	1,030.50	3.07	0.60
	Hypothetical	(b)(c)	1,000.00	1,022.18	3.06	0.60
Class R Shares	Actual	(b)	1,000.00	1,029.10	4.50	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88
Class R6 Shares	Actual	(b)	1,000.00	1,032.70	0.67	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13
Institutional Service Class Shares	Actual	(b)	1,000.00	1,031.50	1.95	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

131

Statement of Investments

October 31, 2019

Nationwide Destination Retirement Fund (formerly, Nationwide Destination 2015 Fund)

Investment Companies 75.2%

	Shares	Value

Alternative Assets 5.7%
Nationwide Amundi Strategic Income Fund, Class R6 (a)	350,679	$3,643,557

Total Alternative Assets (cost $3,642,292)		3,643,557

Equity Funds 34.4%
Nationwide International Index Fund, Class R6 (a)	678,993	5,364,048
Nationwide Mid Cap Market Index Fund, Class R6 (a)	73,077	1,134,880
Nationwide Multi-Cap Portfolio, Class R6 (a)	1,334,927	15,498,498

Total Equity Funds (cost $20,254,185)		21,997,426

Fixed Income Funds 35.1%
Nationwide Bond Index Fund, Class R6 (a)	1,070,178	12,146,524
Nationwide Core Plus Bond Fund, Class R6 (a)	590,242	6,150,319
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	418,219	4,207,280

Total Fixed Income Funds (cost $21,760,972)		22,504,123

Total Investment Companies (cost $45,657,449)		48,145,106

Exchange Traded Funds 4.8%
Equity Fund 1.7%
iShares Core MSCI Emerging Markets ETF	20,183	1,032,764

Fixed Income Fund 3.1%
iShares 20+ Year Treasury Bond ETF	14,070	1,987,247

Total Exchange Traded Funds (cost $2,925,925)		3,020,011

Investment Contract 20.1%

	Principal Amount

Nationwide Contract, 2.50%^¥ (a)(b)	$12,893,005	12,893,005

Total Investment Contract (cost $12,893,005)		12,893,005

Total Investments (cost $61,476,379) — 100.1%		64,058,122

Liabilities in excess of other assets — (0.1)%		(33,129)

NET ASSETS — 100.0%		$64,024,993

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

132

Statement of Assets and Liabilities

October 31, 2019

Nationwide Destination Retirement Fund (formerly, Nationwide Destination 2015 Fund)
Assets:
Investment securities of affiliated issuers, at value (cost $58,550,454)	$61,038,111
Investment securities of unaffiliated issuers, at value (cost $2,925,925)	3,020,011
Interest receivable	2
Receivable for investments sold	116,709
Receivable for capital shares issued	17,772

Total Assets	64,192,605

Liabilities:
Payable for capital shares redeemed	139,363
Cash overdraft (Note 2)	609
Accrued expenses and other payables:
Investment advisory fees	7,164
Distribution fees	9,172
Administrative servicing fees	10,569
Trustee fees	130
Professional fees	605

Total Liabilities	167,612

Net Assets	$64,024,993

Represented by:
Capital	$59,918,026
Total distributable earnings (loss)	4,106,967

Net Assets	$64,024,993

133

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide Destination Retirement Fund (formerly, Nationwide Destination 2015 Fund)
Net Assets:
Class A Shares	$5,844,072
Class R Shares	18,483,186
Class R6 Shares	13,853,860
Institutional Service Class Shares	25,843,875

Total	$64,024,993

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	692,552
Class R Shares	2,200,869
Class R6 Shares	1,635,793
Institutional Service Class Shares	3,059,313

Total	7,588,527

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$8.44
Class R Shares	$8.40
Class R6 Shares	$8.47
Institutional Service Class Shares	$8.45
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.95

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

134

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Destination Retirement Fund (formerly, Nationwide Destination 2015 Fund)
INVESTMENT INCOME:
Dividend income from affiliated issuers	$1,389,048
Interest income from affiliated issuers	292,418
Dividend income from unaffiliated issuers	69,724
Interest income (unaffiliated)	20,410
Income from securities lending (Note 2)	16

Total Income	1,771,616

EXPENSES:
Investment advisory fees	87,763
Distribution fees Class A	13,877
Distribution fees Class C (a)	6,551
Distribution fees Class R	98,227
Administrative servicing fees Class A	12,258
Administrative servicing fees Class C (a)	205
Administrative servicing fees Class R	49,113
Administrative servicing fees Institutional Service Class	65,554
Professional fees	1,038
Trustee fees	2,123

Total Expenses	336,709

NET INVESTMENT INCOME	1,434,907

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated issuers	1,713,591
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	713,216
Transactions in investment securities of unaffiliated issuers	(341,009)
Expiration or closing of futures contracts (Note 2)	(65,452)

Net realized gains	2,020,346

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	2,061,303
Investment securities of unaffiliated issuers	382,548

Net change in unrealized appreciation/depreciation	2,443,851

Net realized/unrealized gains	4,464,197

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,899,104

(a)	Effective August 23, 2019, Class C Shares converted into Class A Shares. (See Note 1)

The accompanying notes are an integral part of these financial statements.

135

Statements of Changes in Net Assets

	Nationwide Destination Retirement Fund (formerly, Nationwide Destination 2015 Fund)

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$1,434,907	$1,609,772
Net realized gains	2,020,346	3,369,262
Net change in unrealized appreciation/depreciation	2,443,851	(5,038,380)

Change in net assets resulting from operations	5,899,104	(59,346)

Distributions to Shareholders From:
Distributable earnings:
Class A	(374,855)	(345,773)
Class C (a)	(60,806)	(50,237)
Class R	(1,339,133)	(1,330,647)
Class R6	(1,151,919)	(1,531,449)
Institutional Service Class	(1,759,565)	(1,665,396)

Change in net assets from shareholder distributions	(4,686,278)	(4,923,502)

Change in net assets from capital transactions	(7,500,079)	(18,817,275)

Change in net assets	(6,287,253)	(23,800,123)

Net Assets:
Beginning of year	70,312,246	94,112,369

End of year	$64,024,993	$70,312,246

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,625,131	$1,270,438
Proceeds from shares issued in class conversion (a)	648,943	–
Dividends reinvested	374,855	345,773
Cost of shares redeemed	(2,453,477)	(5,369,313)

Total Class A Shares	195,452	(3,753,102)

Class C Shares
Proceeds from shares issued	41,400	218,004
Dividends reinvested	60,759	50,190
Cost of shares redeemed in class conversion (a)	(648,943)	–
Cost of shares redeemed	(492,172)	(153,130)

Total Class C Shares	(1,038,956)	115,064

Class R Shares
Proceeds from shares issued	1,123,454	1,761,706
Dividends reinvested	1,339,133	1,330,647
Cost of shares redeemed	(5,791,314)	(7,486,321)

Total Class R Shares	(3,328,727)	(4,393,968)

Class R6 Shares
Proceeds from shares issued	3,500,505	4,803,169
Dividends reinvested	1,151,919	1,531,449
Cost of shares redeemed	(7,541,427)	(14,846,316)

Total Class R6 Shares	(2,889,003)	(8,511,698)

Institutional Service Class Shares
Proceeds from shares issued	6,153,182	5,167,772
Dividends reinvested	1,759,565	1,665,396
Cost of shares redeemed	(8,351,592)	(9,106,739)

Total Institutional Service Class Shares	(438,845)	(2,273,571)

Change in net assets from capital transactions	$(7,500,079)	$(18,817,275)

136

Statements of Changes in Net Assets (Continued)

	Nationwide Destination Retirement Fund (formerly, Nationwide Destination 2015 Fund)

	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	198,049	147,775
Issued in class conversion (a)	78,425	–
Reinvested	48,852	40,350
Redeemed	(300,469)	(614,051)

Total Class A Shares	24,857	(425,926)

Class C Shares
Issued	5,121	26,081
Reinvested	8,057	5,899
Redeemed in class conversion (a)	(79,031)	–
Redeemed	(62,751)	(17,986)

Total Class C Shares	(128,604)	13,994

Class R Shares
Issued	139,887	205,590
Reinvested	175,903	156,018
Redeemed	(719,623)	(868,236)

Total Class R Shares	(403,833)	(506,628)

Class R6 Shares
Issued	427,727	549,601
Reinvested	149,627	178,278
Redeemed	(925,302)	(1,721,283)

Total Class R6 Shares	(347,948)	(993,404)

Institutional Service Class Shares
Issued	762,314	596,422
Reinvested	228,710	194,291
Redeemed	(1,022,415)	(1,051,564)

Total Institutional Service Class Shares	(31,391)	(260,851)

Total change in shares	(886,919)	(2,172,815)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective August 23, 2019, Class C Shares converted into Class A Shares. (See Note 1)

The accompanying notes are an integral part of these financial statements.

137

Statement of Cash Flows

For the Year Ended October 31, 2019

Nationwide Destination Retirement Fund (formerly, Nationwide Destination 2015 Fund)
DECREASE IN CASH
Cash flows provided by operating activities
Net increase in net assets from operations	$5,899,104
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(36,709,442)
Proceeds from disposition of investment securities of affiliated issuers	31,777,749
Purchase of investment securities of unaffiliated issuers	(2,397,483)
Proceeds from disposition of investment securities of unaffiliated issuers	19,825,330
Reinvestment of dividend income from affiliated issuers	(1,389,048)
Reinvestment of interest income from affiliated issuers	(292,418)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(2,061,303)
Change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	(382,548)
Reinvestment of net realized gain distributions from affiliated underlying funds	(1,713,591)
Net realized gain from investment transactions with affiliated issuers	(713,216)
Net realized loss from transactions in investment securities	341,009
Increase in receivable for investments sold	(57,937)
Increase in interest and dividends receivable	(2)
Decrease in investment advisory fees payable	(786)
Decrease in fund administration fees payable	(325)
Decrease in distribution fees payable	(2,179)
Decrease in administrative servicing fees payable	(589)
Decrease in trustee fees payable	(78)
Increase in professional fees payable	413

Net cash provided by operating activities	12,122,660

Cash flows used in financing activities
Proceeds from shares issued	12,431,412
Cost of shares redeemed	(24,554,903)
Cash overdraft	609
Cash distributions paid to shareholders	(47)

Net cash used in financing activities	(12,122,929)

Net decrease in cash	(269)

Cash:
Beginning of period	269

End of period	$–

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $4,686,231.
Non-cash financing activities not included herein consist of Class C to Class A share conversions of $648,943. (See Note 1)

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated issuers of $3,395,057.

Non-cash operating activities not included herein consist of securities received in-kind from affiliated issuers of $16,922,364.

The accompanying notes are an integral part of these financial statements.

138

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination Retirement Fund (formerly, Nationwide Destination 2015 Fund)

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$8.30	0.17	0.52	0.69	(0.17)	(0.38)	(0.55)	$8.44	9.13%		$5,844,072	0.61%	2.02%	0.61%	64.58%	(g)
Year Ended October 31, 2018	$8.84	0.16	(0.21)	(0.05)	(0.17)	(0.32)	(0.49)	$8.30	(0.66%	)	$5,541,596	0.62%	1.85%	0.62%	28.01%
Year Ended October 31, 2017	$8.52	0.16	0.74	0.90	(0.17)	(0.41)	(0.58)	$8.84	11.10%		$9,665,357	0.61%	1.93%	0.61%	34.93%
Year Ended October 31, 2016	$9.04	0.12	0.09	0.21	(0.14)	(0.59)	(0.73)	$8.52	2.70%		$9,859,906	0.61%	1.45%	0.61%	25.79%
Year Ended October 31, 2015	$9.79	0.15	(0.09)	0.06	(0.18)	(0.63)	(0.81)	$9.04	0.64%		$10,533,102	0.54%	1.63%	0.54%	20.91%

Class R Shares
Year Ended October 31, 2019	$8.26	0.14	0.53	0.67	(0.15)	(0.38)	(0.53)	$8.40	8.83%		$18,483,186	0.89%	1.76%	0.89%	64.58%	(g)
Year Ended October 31, 2018	$8.80	0.14	(0.21)	(0.07)	(0.15)	(0.32)	(0.47)	$8.26	(0.92%	)	$21,515,708	0.89%	1.60%	0.89%	28.01%
Year Ended October 31, 2017	$8.48	0.14	0.73	0.87	(0.14)	(0.41)	(0.55)	$8.80	10.84%		$27,379,736	0.88%	1.66%	0.88%	34.93%
Year Ended October 31, 2016	$9.01	0.10	0.07	0.17	(0.11)	(0.59)	(0.70)	$8.48	2.29%		$31,374,559	0.89%	1.20%	0.89%	25.79%
Year Ended October 31, 2015	$9.75	0.12	(0.09)	0.03	(0.14)	(0.63)	(0.77)	$9.01	0.36%		$41,345,461	0.88%	1.35%	0.88%	20.91%

Class R6 Shares (h)
Year Ended October 31, 2019	$8.33	0.21	0.52	0.73	(0.21)	(0.38)	(0.59)	$8.47	9.60%		$13,853,860	0.13%	2.50%	0.13%	64.58%	(g)
Year Ended October 31, 2018	$8.87	0.21	(0.22)	(0.01)	(0.21)	(0.32)	(0.53)	$8.33	(0.15%	)	$16,519,758	0.14%	2.41%	0.14%	28.01%
Year Ended October 31, 2017	$8.55	0.21	0.73	0.94	(0.21)	(0.41)	(0.62)	$8.87	11.61%		$26,404,668	0.13%	2.46%	0.13%	34.93%
Year Ended October 31, 2016	$9.07	0.16	0.09	0.25	(0.18)	(0.59)	(0.77)	$8.55	3.20%		$33,754,228	0.13%	1.92%	0.13%	25.79%
Year Ended October 31, 2015	$9.82	0.19	(0.09)	0.10	(0.22)	(0.63)	(0.85)	$9.07	1.04%		$29,077,229	0.13%	2.05%	0.13%	20.91%

Institutional Service Class Shares
Year Ended October 31, 2019	$8.31	0.18	0.53	0.71	(0.19)	(0.38)	(0.57)	$8.45	9.35%		$25,843,875	0.38%	2.21%	0.38%	64.58%	(g)
Year Ended October 31, 2018	$8.85	0.18	(0.21)	(0.03)	(0.19)	(0.32)	(0.51)	$8.31	(0.40%	)	$25,675,302	0.39%	2.10%	0.39%	28.01%
Year Ended October 31, 2017	$8.53	0.18	0.74	0.92	(0.19)	(0.41)	(0.60)	$8.85	11.35%		$29,656,153	0.38%	2.16%	0.38%	34.93%
Year Ended October 31, 2016	$9.05	0.14	0.09	0.23	(0.16)	(0.59)	(0.75)	$8.53	2.93%		$34,586,322	0.38%	1.68%	0.38%	25.79%
Year Ended October 31, 2015	$9.80	0.17	(0.10)	0.07	(0.19)	(0.63)	(0.82)	$9.05	0.79%		$43,835,091	0.38%	1.83%	0.38%	20.91%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes securities received or delivered in-kind.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements

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1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2019, the Trust operates forty-nine (49) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the eleven (11) series listed below (each, a “Fund”; collectively, the “Funds”). Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

- Nationwide Destination 2010 Fund (“Destination 2010”)

- Nationwide Destination 2020 Fund (“Destination 2020”)

- Nationwide Destination 2025 Fund (“Destination 2025”)

- Nationwide Destination 2030 Fund (“Destination 2030”)

- Nationwide Destination 2035 Fund (“Destination 2035”)

- Nationwide Destination 2040 Fund (“Destination 2040”)

- Nationwide Destination 2045 Fund (“Destination 2045”)

- Nationwide Destination 2050 Fund (“Destination 2050”)

- Nationwide Destination 2055 Fund (“Destination 2055”)

- Nationwide Destination 2060 Fund (“Destination 2060”)

- Nationwide Destination Retirement Fund (formerly, Nationwide Destination 2015

  Fund) (“Destination Retirement”)

Each of the Funds operates as a “fund-of-funds,” which means that each of the Funds pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, and in unaffiliated mutual funds (including exchange traded funds) (“Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. Each of the Funds may also invest in an unregistered fixed investment contract (the “Nationwide Contract”) issued by Nationwide Life Insurance Company (“NLIC”), which is a direct wholly owned subsidiary of NFS.

The Funds currently offer Class A, Class R, Class R6 and Institutional Service Class shares. Effective August 23, 2019, Class C shares converted to Class A shares. Accordingly, the Funds no longer accept purchase orders from any investor for Class C shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Each of the Funds is a non-diversified fund, as defined in the 1940 Act.

Effective August 27, 2019, the Nationwide Destination 2015 Fund was renamed Nationwide Destination Retirement Fund.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity

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with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Certain Funds currently invest in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in a contract, which is currently assessed and

141

Notes to Financial Statements (Continued)

October 31, 2019

may be adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, a Fund may lose money. Because the entire contract is issued by NLIC, the financial health of NLIC may have a greater impact on the value of a Fund that invests in it. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Funds a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of a Fund’s investment in the Nationwide Contract on a daily basis for any reason without imposition of any sales charge or market value adjustment. Neither the Funds, NFA, NLIC nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income.

The Funds’ portfolio managers believe that the stable nature of the Nationwide Contract may reduce a Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper a Fund’s performance.

The interest credited to each Fund on a daily basis as a result of the investment in the Nationwide Contract is reinvested in the Nationwide Contract. Therefore, the par value represents the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the current interest rate); and (iii) current day net purchase or redemption. For the period from November 1, 2018 through December 31, 2018, the rate was 2.65%. For the period from January 1, 2019 through March 31, 2019, the rate was 2.65%. For the period from April 1, 2019 through June 30, 2019, the rate was 2.60%. For the period from July 1, 2019 through September 30, 2019, the rate was 2.50%. For the period from October 1, 2019 through October 31, 2019, the rate was 2.50%. Effective November 1, 2019, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

At October 31, 2019, 100% of the market value of Destination 2050, Destination 2055, and Destination 2060 was determined based on Level 1 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2019. Please refer to the Statements of Investments for additional information on portfolio holdings.

Destination 2010

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$784,686	$—	$—	$784,686
Investment Companies	13,072,989	—	—	13,072,989
Investment Contract	—	—	3,502,565	3,502,565
Total	$13,857,675	$—	$3,502,565	$17,360,240

Destination 2020

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$10,260,795	$—	$—	$10,260,795
Investment Companies	163,907,068	—	—	163,907,068
Investment Contract	—	—	29,523,086	29,523,086
Total	$174,167,863	$—	$29,523,086	$203,690,949

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Notes to Financial Statements (Continued)

October 31, 2019

Destination 2025

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$21,163,438	$—	$—	$21,163,438
Investment Companies	251,284,213	—	—	251,284,213
Investment Contract	—	—	26,991,856	26,991,856
Total	$272,447,651	$—	$26,991,856	$299,439,507

Destination 2030

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$19,596,462	$—	$—	$19,596,462
Investment Companies	287,004,219	—	—	287,004,219
Investment Contract	—	—	13,179,520	13,179,520
Total	$306,600,681	$—	$13,179,520	$319,780,201

Destination 2035

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$22,497,605	$—	$—	$22,497,605
Investment Companies	235,797,411	—	—	235,797,411
Investment Contract	—	—	8,353,860	8,353,860
Total	$258,295,016	$—	$8,353,860	$266,648,876

Destination 2040

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$21,005,379	$—	$—	$21,005,379
Investment Companies	195,062,103	—	—	195,062,103
Investment Contract	—	—	4,521,729	4,521,729
Total	$216,067,482	$—	$4,521,729	$220,589,211

Destination 2045

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$16,950,629	$—	$—	$16,950,629
Investment Companies	159,258,076	—	—	159,258,076
Investment Contract	—	—	339,351	339,351
Total	$176,208,705	$—	$339,351	$176,548,056

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Notes to Financial Statements (Continued)

October 31, 2019

Destination Retirement

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$3,020,011	$—	$—	$3,020,011
Investment Companies	48,145,106	—	—	48,145,106
Investment Contract	—	—	12,893,005	12,893,005
Total	$51,165,117	$—	$12,893,005	$64,058,122

Amounts designated as “—” are zero or have been rounded to zero.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

Destination 2010

	Investment Contract	Total
Balance as of 10/31/2018	$3,514,732	$3,514,732
Purchases*	1,186,983	1,186,983
Sales	(1,199,150)	(1,199,150)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2019	$3,502,565	$3,502,565

Destination 2020

	Investment Contract	Total
Balance as of 10/31/2018	$23,680,455	$23,680,455
Purchases*	11,991,107	11,991,107
Sales	(6,148,476)	(6,148,476)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2019	$29,523,086	$29,523,086

Destination 2025

	Investment Contract	Total
Balance as of 10/31/2018	$25,371,866	$25,371,866
Purchases*	6,696,454	6,696,454
Sales	(5,076,464)	(5,076,464)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2019	$26,991,856	$26,991,856

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Notes to Financial Statements (Continued)

October 31, 2019

Destination 2030

	Investment Contract	Total
Balance as of 10/31/2018	$12,145,531	$12,145,531
Purchases*	3,266,990	3,266,990
Sales	(2,233,001)	(2,233,001)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2019	$13,179,520	$13,179,520

Destination 2035

	Investment Contract	Total
Balance as of 10/31/2018	$7,939,336	$7,939,336
Purchases*	2,235,559	2,235,559
Sales	(1,821,035)	(1,821,035)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2019	$8,353,860	$8,353,860

Destination 2040

	Investment Contract	Total
Balance as of 10/31/2018	$4,283,686	$4,283,686
Purchases*	1,248,021	1,248,021
Sales	(1,009,978)	(1,009,978)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2019	$4,521,729	$4,521,729

Destination 2045

	Investment Contract	Total
Balance as of 10/31/2018	$—	$—
Purchases*	353,571	353,571
Sales	(14,220)	(14,220)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2019	$339,351	$339,351

145

Notes to Financial Statements (Continued)

October 31, 2019

Destination Retirement

	Investment Contract	Total
Balance as of 10/31/2018	$11,372,582	$11,372,582
Purchases*	5,375,378	5,375,378
Sales	(3,854,955)	(3,854,955)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2019	$12,893,005	$12,893,005

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Funds’ Level 3 financial instrument. The significant unobservable inputs used in the fair value measurement of Funds’ investment in the Nationwide Contract include interest rate and daily transactions value. Significant change in any of these inputs would significantly change the fair value measure of the Nationwide Contract. The interest rate and daily transactions value results in stable valuation of the Nationwide Contract.

Instrument	Principal Valuation Technique	Unobservable Inputs	Range (Weighted Average)*
Nationwide Contract	Cost Analysis	Interest Rate	2.50% (2.50%	)
		Daily Transactions	$1.00 ($1.00)

*

NFA can increase or redeem all or a portion of each Fund’s investment in the Nationwide Contract on a daily basis for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

For additional information about the unaffiliated Underlying Funds’ valuation policies, please refer to the unaffiliated funds’ most recent annual or semiannual report.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there

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Notes to Financial Statements (Continued)

October 31, 2019

is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

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Notes to Financial Statements (Continued)

October 31, 2019

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Cash Overdraft

As of October 31, 2019, certain Funds had overdrawn balances with the Funds’ custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Funds’ borrowing policy, the advance is deemed a temporary loan to the Funds. Such loans are payable upon demand and bear interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. These advances are separate from, and were not made pursuant to, the credit agreement discussed in Note 5. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

Funds that had overdrawn balances as of October 31, 2019 were as follows:

Fund	Amount
Destination 2010	$841
Destination 2020	11,679
Destination 2025	22,374
Destination 2030	5,104
Destination 2035	40,692
Destination 2040	8,755
Destination 2045	465
Destination 2050	2,586
Destination 2055	—
Destination 2060	—
Destination Retirement	609

Amounts designated as “—” are zero.

(c)	Futures Contracts

Certain Funds are subject to equity price risk in the normal course of pursuing their objective(s). Certain Funds entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

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Notes to Financial Statements (Continued)

October 31, 2019

Upon entering into a futures contract, a Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Funds’ futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable/Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts”, as applicable.

At October 31, 2019, the Funds had no open futures contracts.

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of October 31, 2019:

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2019

Destination 2010

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(14,915)
Total	$(14,915)

Destination 2020

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(224,450)
Total	$(224,450)

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Notes to Financial Statements (Continued)

October 31, 2019

Destination 2025

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(1,268,700)
Total	$(1,268,700)

Destination 2030

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(1,408,849)
Total	$(1,408,849)

Destination 2035

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(1,288,481)
Total	$(1,288,481)

Destination 2040

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(1,152,898)
Total	$(1,152,898)

Destination 2045

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(256,445)
Total	$(256,445)

Destination 2050

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(214,228)
Total	$(214,228)

Destination 2055

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(124,149)
Total	$(124,149)

150

Notes to Financial Statements (Continued)

October 31, 2019

Destination 2060

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(25,853)
Total	$(25,853)

Destination Retirement

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(65,452)
Total	$(65,452)

The following tables provide a summary of the Funds’ average volume of derivative instruments held during the year ended October 31, 2019:

Destination 2010

Futures Contracts:

Average Notional Balance Long	$159,133

Destination 2020

Futures Contracts:

Average Notional Balance Long	$2,196,031

Destination 2025

Futures Contracts:

Average Notional Balance Long	$3,256,916

Destination 2030

Futures Contracts:

Average Notional Balance Long	$3,660,052

Destination 2035

Futures Contracts:

Average Notional Balance Long	$3,394,831

Destination 2040

Futures Contracts:

Average Notional Balance Long	$3,044,739

151

Notes to Financial Statements (Continued)

October 31, 2019

Destination 2045

Futures Contracts:

Average Notional Balance Long	$2,461,252

Destination 2050

Futures Contracts:

Average Notional Balance Long	$2,047,507

Destination 2055

Futures Contracts:

Average Notional Balance Long	$1,135,147

Destination 2060

Futures Contracts:

Average Notional Balance Long	$275,830

Destination Retirement

Futures Contracts:

Average Notional Balance Long	$657,748

(d)	Securities Lending

During the year ended October 31, 2019, certain Funds entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Funds. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.

The Funds receive payments from BBH equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Funds also receive interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

152

Notes to Financial Statements (Continued)

October 31, 2019

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Investments Money Market Government Portfolio, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Funds and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At October 31, 2019, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.

At October 31, 2019, the Funds did not have any portfolio securities on loan.

(e)	Joint Repurchase Agreements

During the year ended October 31, 2019, certain Funds, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, each Fund participates on a pro rata basis with other clients of BBH in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

At October 31, 2019, the Funds did not invest in any repurchase agreements.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income on the Statement of Operations. Capital gain distributions received from the Underlying Funds are

153

Notes to Financial Statements (Continued)

October 31, 2019

recognized on the ex-dividend date and are recorded on the Statement of Operations as such. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2019 are primarily attributable to investments in regulated investment companies. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of October 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, or interest expense deferred. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended October 31, 2019, the Funds have no reclassifications between capital and total distributable earnings.

(h)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, a Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

154

Notes to Financial Statements (Continued)

October 31, 2019

(i)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Funds define Cash and Cash Equivalents as cash, restricted cash, money market funds and other investments held in lieu of cash.

(j)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. Each Fund pays NFA a unified management fee of 0.13% per annum of the Fund’s average daily net assets. Out of the unified management fee, NFA pays substantially all of the expenses of managing and operating each Fund except for Rule 12b-1 fees, administrative services fees, the cost of investment securities or other investment assets, taxes, interest charges, brokerage commissions, short-sale dividend expenses, the cost of share certificates representing shares of the Trust, compensation and expenses of the non-interested Trustees and counsel to the non-interested Trustees, and expenses incurred by a Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of a Fund’s business. For the year ended October 31, 2019, the Funds’ effective unified management fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Pursuant to the unified advisory fee terms of the Investment Advisory Agreement, NFA pays fund administration and transfer agency fees. Therefore, during the year ended October 31, 2019, the Funds did not pay any fund administration and transfer agency fees.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate of 0.25% for Class A shares, 1.00% for Class C shares, and 0.50% for Class R shares of each Fund. Class R6 and Institutional Service Class shares do not pay a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. The Funds’ Class A sales charges range from 0.00% to 5.75% based on the amount purchased. During the year ended October 31, 2019, the Funds imposed front-end sales charges of $76,946. From these fees, NFD retained a portion amounting to $10,909.

155

Notes to Financial Statements (Continued)

October 31, 2019

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable Class A and Class C CDSCs are 1.00% for all Funds. During the year ended October 31, 2019, the Funds imposed CDSCs of $0.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, Class R, and Institutional Service Class shares of each of the Funds.

For the year ended October 31, 2019, the effective rates for administrative services fees were as follows:

Fund	Class A	Class C	Class R	Institutional Service Class
Destination 2010	0.25%	0.13%	0.25%	—
Destination 2020	0.25	0.08	0.25	0.25%
Destination 2025	0.25	0.07	0.25	0.25
Destination 2030	0.23	0.01	0.25	0.25
Destination 2035	0.25	0.03	0.25	0.25
Destination 2040	0.25	0.01	0.25	0.25
Destination 2045	0.25	0.04	0.25	0.25
Destination 2050	0.25	0.02	0.25	0.25
Destination 2055	0.25	0.01	0.25	0.25
Destination 2060	0.25	0.01	0.25	0.25
Destination Retirement	0.22	0.03	0.25	0.25

Amounts designated as “—” are zero.

For the year ended October 31, 2019, each Fund’s total administrative services fees were as follows:

Fund	Amount
Destination 2010	$32,878
Destination 2020	388,299
Destination 2025	548,476
Destination 2030	573,101
Destination 2035	503,035
Destination 2040	407,389
Destination 2045	310,324
Destination 2050	257,413
Destination 2055	141,846
Destination 2060	39,065
Destination Retirement	127,130

156

Notes to Financial Statements (Continued)

October 31, 2019

As of October 31, 2019, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Destination 2010	1.27%
Destination 2020	42.17
Destination 2025	40.94
Destination 2030	39.34
Destination 2035	39.06
Destination 2040	37.93
Destination 2045	32.68
Destination 2050	29.41
Destination 2055	33.44
Destination 2060	35.37
Destination Retirement	37.66

Each Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge a Fund any sales charge for buying or selling Underlying Fund shares. However, a Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how a Fund’s assets are allocated among the Underlying Funds.

During the year ended October 31, 2019, shares of affiliated Underlying Funds held by the Funds were redeemed in-kind for the below amounts:

	Nationwide S&P 500 Index Fund		Nationwide Small Cap Index Fund		Nationwide Mid Cap Market Index Fund
Fund	Securities Market Value	Cash	Securities Market Value	Cash	Securities Market Value	Cash
Destination 2010	$3,630,685	$124,673	$153,920	$69,104	$433,967	$36,924
Destination 2020	48,367,902	921,841	3,338,449	219,756	7,052,849	343,477
Destination 2025	73,390,617	1,374,448	5,194,824	262,977	10,200,565	489,723
Destination 2030	87,223,344	1,652,823	6,187,347	306,759	13,142,108	628,093
Destination 2035	86,471,645	1,676,133	6,427,557	316,104	12,361,414	593,747
Destination 2040	77,681,757	1,512,065	5,331,752	268,386	13,050,001	622,774
Destination 2045	62,444,816	1,225,564	4,605,240	236,313	10,561,386	509,469
Destination 2050	52,117,918	1,038,797	3,782,258	199,814	9,286,213	447,246
Destination 2055	28,796,833	598,958	2,229,525	130,588	5,259,213	260,423
Destination 2060	7,432,831	201,003	512,790	54,909	1,277,993	74,473
Destination Retirement	14,168,304	307,752	905,103	106,681	1,848,957	100,163

The Funds subsequently sold the securities received in-kind. The realized gains (losses) from those transactions are included in the Statement of Operations under “Net realized gains (losses) from transactions in investment securities of unaffiliated issuers”.

157

Notes to Financial Statements (Continued)

October 31, 2019

4.  Investments in Affiliated Issuers

Each of the Funds invests in Class R6 shares of the affiliated Underlying Funds, and each of the Funds can invest in the Nationwide Contract. The Funds’ transactions in the shares of the affiliated Underlying Funds and in the Nationwide Contract during the year ended October 31, 2019 were as follows:

Destination 2010

Security Description	Shares/ Principal at October 31, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Strategic Income Fund, Class R6	95,248	1,023,296	285,945	(336,438)		(8,012)	24,840	989,631	42,915	—
Nationwide International Index Fund, Class R6	184,151	2,071,239	449,223	(1,115,613)		(274)	50,215	1,454,790	77,609	45,524
Nationwide Mid Cap Market Index Fund, Class R6	19,845	973,472	200,272	(816,822	)(b)	(100,132)	51,403	308,193	6,986	72,472
Nationwide Multi-Cap Portfolio, Class R6	362,406	—	5,329,306	(1,696,877)		145,893	429,213	4,207,535	33,705	—
Nationwide S&P 500 Index Fund, Class R6	—	4,266,774	426,691	(4,527,202	)(b)	(8,263)	(158,000)	—	22,443	246,657
Nationwide Small Cap Index Fund, Class R6	—	252,602	51,608	(274,351	)(b)	(37,948)	8,089	—	803	34,165
Nationwide Bond Index Fund, Class R6	290,680	2,600,876	1,631,545	(1,168,795)		(10,704)	246,295	3,299,217	83,747	—
Nationwide Core Plus Bond Fund, Class R6	160,313	1,678,624	487,537	(601,101)		(10,903)	116,305	1,670,462	52,630	135
Nationwide Inflation-Protected Securities Fund, Class R6	113,634	1,209,845	302,568	(438,824)		(5,656)	75,228	1,143,161	26,972	—
Nationwide Contract^¥(a)	$3,502,565	3,514,732	1,186,983	(1,199,150)		—	—	3,502,565	87,319	—
Total		17,591,460	10,351,678	(12,175,173)		(35,999)	843,588	16,575,554	435,129	398,953

Destination 2020

Security Description	Shares/ Principal at October 31, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Strategic Income Fund, Class R6	909,054	8,865,130	2,726,729	(2,290,250)		(57,015)	200,477	9,445,071	375,709	—
Nationwide International Index Fund, Class R6	2,998,528	35,435,150	4,544,655	(17,030,208)		(1,149,546)	1,888,316	23,688,367	1,311,886	776,140
Nationwide Mid Cap Market Index Fund, Class R6	350,926	15,239,089	2,512,442	(11,534,225	)(b)	(764,801)	(2,628)	5,449,877	112,479	1,130,951
Nationwide Multi-Cap Portfolio, Class R6	4,927,366	—	67,105,209	(17,556,267)		1,545,035	6,112,747	57,206,724	452,044	—
Nationwide S&P 500 Index Fund, Class R6	—	56,601,984	4,067,216	(58,420,835	)(b)	2,483,051	(4,731,416)	—	297,724	3,307,390

158

Notes to Financial Statements (Continued)

October 31, 2019

Destination 2020 (continued)

Security Description	Shares/ Principal at October 31, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Small Cap Index Fund, Class R6	61,453	4,975,858	831,883	(4,633,902	)(b)	(502,854)	(53,382)	617,603	21,038	658,334
Nationwide Bond Index Fund, Class R6	3,473,153	30,095,180	18,129,881	(11,758,126)		(205,657)	3,159,008	39,420,286	1,036,684	—
Nationwide Core Plus Bond Fund, Class R6	1,670,162	17,391,728	3,531,638	(4,615,959)		(63,346)	1,159,032	17,403,093	547,097	1,398
Nationwide Inflation-Protected Securities Fund, Class R6	1,061,237	9,855,023	3,041,609	(2,786,857)		(30,566)	596,838	10,676,047	227,819	—
Nationwide Contract^¥(a)	$29,523,086	23,680,455	11,991,107	(6,148,476)		—	—	29,523,086	621,022	—
Total		202,139,597	118,482,369	(136,775,105)		1,254,301	8,328,992	193,430,154	5,003,502	5,874,213

Destination 2025

Security Description	Shares/ Principal at October 31, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Strategic Income Fund, Class R6	1,060,908	10,562,831	2,341,030	(2,052,561)		(62,607)	234,140	11,022,833	457,438	—
Nationwide International Index Fund, Class R6	5,799,817	53,611,046	8,022,274	(17,406,138)		(1,712,078)	3,303,447	45,818,551	2,111,221	1,192,336
Nationwide Mid Cap Market Index Fund, Class R6	629,458	22,112,015	3,591,333	(14,859,501	)(b)	(670,304)	(398,064)	9,775,479	172,325	1,664,763
Nationwide Multi-Cap Portfolio, Class R6	8,145,145	—	101,370,129	(18,833,313)		1,691,133	10,337,190	94,565,139	713,622	—
Nationwide S&P 500 Index Fund, Class R6	—	83,678,304	6,255,095	(86,467,362	)(b)	4,493,023	(7,959,060)	—	454,056	5,028,198
Nationwide Small Cap Index Fund, Class R6	599,223	10,787,296	2,851,296	(6,514,465	)(b)	193,932	(1,295,873)	6,022,186	73,505	1,454,202
Nationwide Bond Index Fund, Class R6	4,964,573	35,150,502	27,494,754	(10,073,938)		(64,247)	3,840,831	56,347,902	1,340,951	—
Nationwide Core Plus Bond Fund, Class R6	2,106,246	21,075,667	4,139,112	(4,628,301)		(76,317)	1,436,926	21,947,087	676,341	1,711
Nationwide Inflation-Protected Securities Fund, Class R6	575,053	5,904,651	933,343	(1,412,015)		(14,448)	373,505	5,785,036	134,579	—
Nationwide Contract^¥(a)	$26,991,856	25,371,866	6,696,454	(5,076,464)		—	—	26,991,856	648,983	—
Total		268,254,178	163,694,820	(167,324,058)		3,778,087	9,873,042	278,276,069	6,783,021	9,341,210

159

Notes to Financial Statements (Continued)

October 31, 2019

Destination 2030

Security Description	Shares/ Principal at October 31, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Strategic Income Fund, Class R6	826,767	7,701,760	2,175,504	(1,421,377)		(39,753)	173,975	8,590,109	336,011	—
Nationwide International Index Fund, Class R6	7,415,484	59,640,674	10,291,391	(13,493,118)		(1,665,550)	3,808,927	58,582,324	2,464,026	1,309,575
Nationwide Mid Cap Market Index Fund, Class R6	926,033	28,585,444	4,952,932	(17,799,060	)(b)	(889,484)	(468,540)	14,381,292	228,774	2,125,897
Nationwide Multi-Cap Portfolio, Class R6	10,247,143	—	122,484,924	(17,660,062)		1,500,954	12,643,517	118,969,333	865,105	—
Nationwide S&P 500 Index Fund, Class R6	—	94,399,966	7,136,305	(97,903,923	)(b)	6,277,372	(9,909,720)	—	519,032	5,588,252
Nationwide Small Cap Index Fund, Class R6	716,217	12,613,307	3,521,224	(7,601,395	)(b)	131,837	(1,466,994)	7,197,979	86,759	1,712,546
Nationwide Bond Index Fund, Class R6	4,933,490	38,370,002	23,364,723	(9,561,545)		(76,486)	3,898,417	55,995,111	1,349,997	—
Nationwide Core Plus Bond Fund, Class R6	1,939,927	18,033,384	4,411,718	(3,438,864)		(61,400)	1,269,196	20,214,034	599,873	1,458
Nationwide Inflation-Protected Securities Fund, Class R6	305,570	2,971,105	584,545	(667,074)		7,547	177,914	3,074,037	69,870	—
Nationwide Contract^¥(a)	$13,179,520	12,145,531	3,266,990	(2,233,001)		—	—	13,179,520	313,572	—
Total		274,461,173	182,190,256	(171,779,419)		5,185,037	10,126,692	300,183,739	6,833,019	10,737,728

Destination 2035

Security Description	Shares/ Principal at October 31, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Strategic Income Fund, Class R6	623,046	6,567,107	1,343,826	(1,548,750)		(38,728)	149,997	6,473,452	278,658	—
Nationwide International Index Fund, Class R6	7,015,348	53,073,384	9,502,658	(9,316,260)		(1,196,080)	3,357,547	55,421,249	2,287,724	1,176,065
Nationwide Mid Cap Market Index Fund, Class R6	938,360	26,669,381	4,868,366	(15,722,680	)(b)	(858,294)	(384,042)	14,572,731	224,480	2,011,324
Nationwide Multi-Cap Portfolio, Class R6	9,930,542	—	118,878,171	(16,972,780)		1,306,773	12,081,427	115,293,591	833,620	—
Nationwide S&P 500 Index Fund, Class R6	—	88,118,301	7,301,613	(92,148,273	)(b)	5,122,043	(8,393,684)	—	503,839	5,279,660
Nationwide Small Cap Index Fund, Class R6	725,747	13,082,764	3,612,128	(8,005,792	)(b)	(20,840)	(1,374,499)	7,293,761	90,063	1,794,835
Nationwide Bond Index Fund, Class R6	2,499,097	26,651,555	6,652,741	(7,109,526)		(87,395)	2,257,379	28,364,754	756,338	—
Nationwide Core Plus Bond Fund, Class R6	804,019	7,831,017	1,877,898	(1,845,547)		(42,831)	557,336	8,377,873	254,924	628
Nationwide Contract^¥(a)	$8,353,860	7,939,336	2,235,559	(1,821,035)		—	—	8,353,860	200,664	—
Total		229,932,845	156,272,960	(154,490,643)		4,184,648	8,251,461	244,151,271	5,430,310	10,262,512

160

Notes to Financial Statements (Continued)

October 31, 2019

Destination 2040

Security Description	Shares/ Principal at October 31, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Strategic Income Fund, Class R6	51,453	—	564,618	(32,362)		23	2,315	534,594	5,517	—
Nationwide International Index Fund, Class R6	5,857,904	43,884,061	9,721,874	(9,106,225)		(1,043,288)	2,821,018	46,277,440	1,885,461	968,617
Nationwide Mid Cap Market Index Fund, Class R6	964,520	28,302,430	5,387,112	(17,404,131	)(b)	(1,282,946)	(23,475)	14,978,990	234,101	2,102,020
Nationwide Multi-Cap Portfolio, Class R6	9,047,201	—	109,435,893	(16,630,481)		1,333,838	10,898,748	105,037,998	761,865	—
Nationwide S&P 500 Index Fund, Class R6	—	78,809,638	6,882,670	(82,844,754	)(b)	4,405,262	(7,252,816)	—	448,300	4,677,736
Nationwide Small Cap Index Fund, Class R6	598,890	10,990,499	2,971,689	(6,806,845	)(b)	108,228	(1,244,723)	6,018,848	74,011	1,466,398
Nationwide Bond Index Fund, Class R6	1,388,739	14,539,824	4,318,722	(4,302,291)		(22,898)	1,228,835	15,762,192	418,829	—
Nationwide Core Plus Bond Fund, Class R6	619,198	6,346,778	1,458,189	(1,777,267)		(25,510)	449,851	6,452,041	207,222	513
Nationwide Contract^¥(a)	$4,521,729	4,283,686	1,248,021	(1,009,978)		—	—	4,521,729	109,924	—
Total		187,156,916	141,988,788	(139,914,334)		3,472,709	6,879,753	199,583,832	4,145,230	9,215,284

Destination 2045

Security Description	Shares/ Principal at October 31, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Index Fund, Class R6	4,893,049	35,061,184	8,263,806	(6,183,217)		(537,895)	2,051,210	38,655,088	1,540,568	780,402
Nationwide Mid Cap Market Index Fund, Class R6	763,444	22,919,297	4,519,589	(14,402,513	)(b)	(1,150,102)	(29,992)	11,856,279	187,549	1,725,619
Nationwide Multi-Cap Portfolio, Class R6	7,583,259	—	90,330,855	(12,427,510)		940,127	9,198,159	88,041,631	630,966	—
Nationwide S&P 500 Index Fund, Class R6	—	62,976,958	5,514,897	(66,170,753	)(b)	2,990,738	(5,311,840)	—	361,986	3,788,242
Nationwide Small Cap Index Fund, Class R6	519,064	9,407,963	2,683,628	(5,875,042	)(b)	(157,592)	(842,367)	5,216,590	64,324	1,283,357
Nationwide Bond Index Fund, Class R6	1,049,787	11,260,603	3,108,530	(3,390,769)		(10,921)	947,642	11,915,085	324,622	—
Nationwide Core Plus Bond Fund, Class R6	342,937	3,281,569	880,500	(811,509)		(14,687)	237,530	3,573,403	109,943	271
Nationwide Contract^¥(a)	$339,351	—	353,571	(14,220)		—	—	339,351	2,225	—
Total		144,907,574	115,655,376	(109,275,533)		2,059,668	6,250,342	159,597,427	3,222,183	7,577,891

161

Notes to Financial Statements (Continued)

October 31, 2019

Destination 2050

Security Description	Shares/ Principal at October 31, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Index Fund, Class R6	4,035,167	29,483,475	7,911,763	(6,757,747)		(500,432)	1,740,757	31,877,816	1,290,263	657,419
Nationwide Mid Cap Market Index Fund, Class R6	706,805	20,196,666	4,161,736	(12,437,360	)(b)	(915,611)	(28,747)	10,976,684	170,327	1,518,080
Nationwide Multi-Cap Portfolio, Class R6	6,304,797	—	76,839,801	(12,119,854)		942,661	7,536,090	73,198,698	529,955	—
Nationwide S&P 500 Index Fund, Class R6	—	52,377,126	5,046,818	(55,467,905	)(b)	2,638,959	(4,594,998)	—	302,572	3,163,403
Nationwide Small Cap Index Fund, Class R6	428,752	7,749,465	2,233,009	(4,854,351	)(b)	(187,718)	(631,450)	4,308,955	53,114	1,048,463
Nationwide Bond Index Fund, Class R6	750,344	7,917,958	2,575,247	(2,643,202)		(10,545)	676,951	8,516,409	231,300	—
Nationwide Core Plus Bond Fund, Class R6	147,336	1,359,051	454,570	(371,180)		(6,825)	99,625	1,535,241	46,084	113
Total		119,083,741	99,222,944	(94,651,599)		1,960,489	4,798,228	130,413,803	2,623,615	6,387,478

Destination 2055

Security Description	Shares/ Principal at October 31, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Index Fund, Class R6	2,234,208	16,431,346	5,453,737	(4,925,466)		1,495	689,130	17,650,242	723,229	369,747
Nationwide Mid Cap Market Index Fund, Class R6	408,102	11,391,954	3,077,597	(7,622,015	)(b)	(715,376)	205,667	6,337,827	97,564	862,140
Nationwide Multi-Cap Portfolio, Class R6	3,523,858	—	44,752,582	(8,640,161)		647,468	4,152,106	40,911,995	299,367	—
Nationwide S&P 500 Index Fund, Class R6	—	28,894,151	3,026,743	(30,826,647	)(b)	1,128,229	(2,222,476)	—	169,110	1,770,307
Nationwide Small Cap Index Fund, Class R6	255,497	4,617,775	1,582,474	(3,154,202	)(b)	(417,484)	(60,817)	2,567,746	31,911	627,593
Nationwide Bond Index Fund, Class R6	408,573	3,557,103	2,368,645	(1,641,042)		(8,984)	361,586	4,637,308	122,595	—
Nationwide Core Plus Bond Fund, Class R6	74,152	719,695	249,165	(247,575)		(1,986)	53,362	772,661	24,990	60
Total		65,612,024	60,510,943	(57,057,108)		633,362	3,178,558	72,877,779	1,468,766	3,629,847

Destination 2060

Security Description	Shares/ Principal at October 31, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Index Fund, Class R6	675,159	3,869,118	2,636,246	(1,387,035)		(25,643)	241,074	5,333,760	190,004	92,475
Nationwide Mid Cap Market Index Fund, Class R6	123,829	2,684,286	1,352,963	(1,992,833	)(b)	(275,664)	154,316	1,923,068	25,884	219,500

162

Notes to Financial Statements (Continued)

October 31, 2019

Destination 2060 (continued)

Security Description	Shares/ Principal at October 31, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Multi-Cap Portfolio, Class R6	1,076,966	—	13,801,610	(2,616,771)		185,132	1,133,608	12,503,579	82,061	—
Nationwide S&P 500 Index Fund, Class R6	—	6,814,091	1,557,333	(8,083,125	)(b)	(24,139)	(264,160)	—	44,760	461,940
Nationwide Small Cap Index Fund, Class R6	77,831	1,088,548	648,205	(830,819	)(b)	(167,592)	43,855	782,197	8,620	163,786
Nationwide Bond Index Fund, Class R6	105,185	838,655	663,686	(390,542)		(4,668)	86,716	1,193,847	28,783	—
Nationwide Core Plus Bond Fund, Class R6	22,460	166,501	125,223	(71,391)		(898)	14,594	234,029	6,659	15
Total		15,461,199	20,785,266	(15,372,516)		(313,472)	1,410,003	21,970,480	386,771	937,716

Destination Retirement

Security Description	Shares/ Principal at October 31, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Strategic Income Fund, Class R6	350,679	3,990,727	864,574	(1,272,250)		(32,263)	92,769	3,643,557	165,430	—
Nationwide International Index Fund, Class R6	678,993	10,319,325	1,788,103	(6,889,320)		57,704	88,236	5,364,048	379,585	230,138
Nationwide Mid Cap Market Index Fund, Class R6	73,077	4,024,813	728,318	(3,405,475	)(b)	(299,368)	86,592	1,134,880	29,232	302,714
Nationwide Multi-Cap Portfolio, Class R6	1,334,927	—	20,022,448	(6,695,327)		543,438	1,627,939	15,498,498	127,687	—
Nationwide S&P 500 Index Fund, Class R6	—	16,809,934	1,409,289	(17,502,795	)(b)	643,774	(1,360,202)	—	89,903	1,004,179
Nationwide Small Cap Index Fund, Class R6	—	1,309,730	224,155	(1,380,720	)(b)	(132,886)	(20,279)	—	4,722	176,029
Nationwide Bond Index Fund, Class R6	1,070,178	8,218,961	7,043,737	(3,938,891)		(28,001)	850,718	12,146,524	293,746	—
Nationwide Core Plus Bond Fund, Class R6	590,242	6,470,890	1,488,249	(2,214,931)		(24,782)	430,893	6,150,319	201,906	531
Nationwide Inflation-Protected Securities Fund, Class R6	418,219	4,342,244	1,160,248	(1,545,449)		(14,400)	264,637	4,207,280	96,837	—
Nationwide Contract^¥(a)	$12,893,005	11,372,582	5,375,378	(3,854,955)		—	—	12,893,005	292,418	—
Total		66,859,206	40,104,499	(48,700,113)		713,216	2,061,303	61,038,111	1,681,466	1,713,591

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
^	Value determined using significant unobservable inputs.
¥	Fair valued security.
(a)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(b)	Proceeds from sales includes securities received in-kind.

163

Notes to Financial Statements (Continued)

October 31, 2019

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund or exchange traded fund) may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Line of Credit and Interfund Lending

The Trust and Nationwide Variable Insurance Trust (“NVIT”) (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended October 31, 2019, the Funds had no borrowings under the line of credit.
Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended October 31, 2019, none of the Funds engaged in interfund lending.

6.  Investment Transactions

For the year ended October 31, 2019, purchases and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases*^	Sales#
Destination 2010	$11,008,908	$12,824,571
Destination 2020	124,612,778	142,746,359
Destination 2025	173,534,235	175,812,247
Destination 2030	186,115,318	174,855,257
Destination 2035	163,086,303	158,858,143

164

Notes to Financial Statements (Continued)

October 31, 2019

Fund	Purchases*^	Sales#
Destination 2040	$150,613,650	$146,155,635
Destination 2045	122,093,213	114,220,635
Destination 2050	105,479,998	98,960,494
Destination 2055	63,372,915	58,709,149
Destination 2060	21,864,663	15,721,916
Destination Retirement	42,501,757	51,818,446

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
^	Purchases exclude securities received in-kind from affiliated Underlying Funds as shown below.
#	Sales exclude sales of securities received in-kind from affiliated Underlying Funds as shown below.

Fund	Excluded from Purchases	Excluded from Sales
Destination 2010	$4,218,572	$4,167,672
Destination 2020	58,759,200	58,014,821
Destination 2025	88,786,006	88,425,597
Destination 2030	106,552,799	106,134,189
Destination 2035	105,260,616	104,863,388
Destination 2040	96,063,510	95,704,759
Destination 2045	77,611,442	76,719,096
Destination 2050	65,186,389	64,441,983
Destination 2055	36,285,571	35,867,810
Destination 2060	9,223,614	9,126,052
Destination Retirement	16,922,363	16,706,363

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated or unaffiliated Underlying Fund’s annual or semiannual report to shareholders.

The Underlying Funds in which the Funds invest may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Funds. Please refer to each current prospectus for a discussion of the risks associated with investing in the Funds. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Underlying Fund, may also be found in each such affiliated or unaffiliated Underlying Fund’s annual or semiannual report to shareholders.

165

Notes to Financial Statements (Continued)

October 31, 2019

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Investments Money Market Government Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Government Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Government Portfolio, Institutional Class may decline in value, causing losses to the Trust.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. The Funds will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of November 1, 2019. As a result of the adoption of ASU 2017-08, as of November 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

Each Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge a Fund any sales charge for buying or selling Underlying Fund shares. However, a Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of a Fund. Actual indirect expenses vary depending on how a Fund’s assets are allocated among the Underlying Funds.

10. Other

As of October 31, 2019, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Destination 2010	92.98%	1
Destination 2020	80.78	3	(a)
Destination 2025	83.18	3	(a)
Destination 2030	84.02	3	(a)
Destination 2035	85.19	3	(a)

166

Notes to Financial Statements (Continued)

October 31, 2019

Fund	% of Shares	Number of Accounts
Destination 2040	84.91%	3	(a)
Destination 2045	86.39	3	(a)
Destination 2050	77.40	2	(a)
Destination 2055	92.45	3	(a)
Destination 2060	95.08	4	(a)
Destination Retirement	86.20	3	(a)
(a)	All or a portion of the accounts are the accounts of affiliated funds.

11.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2019 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Destination 2010	$346,239	$785,250	$1,131,489	$—	$1,131,489
Destination 2020	4,423,445	12,387,602	16,811,047	—	16,811,047
Destination 2025	6,129,644	18,269,396	24,399,040	—	24,399,040
Destination 2030	6,222,717	22,612,741	28,835,458	—	28,835,458
Destination 2035	5,110,879	18,543,326	23,654,205	—	23,654,205
Destination 2040	4,101,951	16,147,197	20,249,148	—	20,249,148
Destination 2045	3,217,468	12,883,845	16,101,313	—	16,101,313
Destination 2050	2,600,425	9,345,026	11,945,451	—	11,945,451
Destination 2055	1,408,757	4,715,385	6,124,142	—	6,124,142
Destination 2060	374,497	903,125	1,277,622	—	1,277,622
Destination Retirement	1,458,345	3,227,933	4,686,278	—	4,686,278

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended October 31, 2018 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Destination 2010	$381,196	$484,475	$865,671	$—	$865,671
Destination 2020	4,802,325	14,800,137	19,602,462	—	19,602,462
Destination 2025	6,232,850	19,584,797	25,817,647	—	25,817,647
Destination 2030	6,230,564	20,546,017	26,776,581	—	26,776,581
Destination 2035	5,110,275	16,892,450	22,002,725	—	22,002,725
Destination 2040	4,138,759	12,649,046	16,787,805	—	16,787,805
Destination 2045	3,173,319	9,227,092	12,400,411	—	12,400,411
Destination 2050	2,472,075	5,216,448	7,688,523	—	7,688,523
Destination 2055	1,306,258	1,835,205	3,141,463	—	3,141,463
Destination 2060	258,468	369,895	628,363	—	628,363
Destination Retirement	1,724,828	3,198,674	4,923,502	—	4,923,502

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

167

Notes to Financial Statements (Continued)

October 31, 2019

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
Destination 2010	$42,492	$155,081	$197,573	$—	$414,247	$611,820
Destination 2020	984,562	6,085,440	7,070,002	—	7,159,138	14,229,140
Destination 2025	1,233,652	11,584,840	12,818,492	—	10,806,280	23,624,772
Destination 2030	1,182,414	14,437,057	15,619,471	—	10,341,870	25,961,341
Destination 2035	913,747	13,835,940	14,749,687	—	8,110,527	22,860,214
Destination 2040	1,056,974	11,955,237	13,012,211	—	7,494,258	20,506,469
Destination 2045	182,360	9,705,443	9,887,803	—	6,559,000	16,446,803
Destination 2050	250,411	8,294,604	8,545,015	—	4,947,211	13,492,226
Destination 2055	227,922	4,326,637	4,554,559	—	2,387,229	6,941,788
Destination 2060	16,385	731,801	748,186	—	673,138	1,421,324
Destination Retirement	361,770	1,879,236	2,241,006	—	1,865,961	4,106,967

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of October 31, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

Fund	Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Destination 2010	$16,945,993	$457,197	$(42,950)	$414,247
Destination 2020	196,531,811	7,581,922	(422,784)	7,159,138
Destination 2025	288,633,227	13,182,326	(2,376,046)	10,806,280
Destination 2030	309,438,331	14,315,128	(3,973,258)	10,341,870
Destination 2035	258,538,349	12,176,330	(4,065,803)	8,110,527
Destination 2040	213,094,953	10,814,627	(3,320,369)	7,494,258
Destination 2045	169,989,056	9,276,636	(2,717,636)	6,559,000
Destination 2050	140,108,919	7,368,219	(2,421,008)	4,947,211
Destination 2055	77,876,788	3,360,581	(973,352)	2,387,229
Destination 2060	23,482,748	819,217	(146,079)	673,138
Destination Retirement	62,192,161	1,893,045	(27,084)	1,865,961

12.  Subsequent Events

On June 12, 2019, the Board of Trustees of the Trust (the “Board of Trustees”), including a majority of the trustees who are not interested persons, unanimously approved a Plan of Reorganization between Nationwide Destination 2010 Fund and Nationwide Destination Retirement Fund, each a series of the Trust, pursuant to which Nationwide Destination 2010 Fund was merged into Nationwide Destination Retirement Fund (the “Merger”). Shareholders of Nationwide Destination 2010 Fund were not required, and were not requested, to approve the Merger. Further information

168

Notes to Financial Statements (Continued)

October 31, 2019

regarding the details of the Merger and Nationwide Destination Retirement Fund will be provided in an information statement that will be delivered to Nationwide Destination 2010 Fund shareholders. The Merger will be finalized on or around January 24, 2020.

On December 4, 2019, in conjunction with the 15(c) Board meeting, certain of the Funds’ agreements were renewed. There were no significant changes to the terms of these agreements, outside of extending effective dates.

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

169

Report of Independent Registered Public Accounting Firm

October 31, 2019

To the Board of Trustees of Nationwide Mutual Funds and Shareholders of Nationwide Destination 2010 Fund, Nationwide Destination 2020 Fund, Nationwide Destination 2025 Fund, Nationwide Destination 2030 Fund, Nationwide Destination 2035 Fund, Nationwide Destination 2040 Fund, Nationwide Destination 2045 Fund, Nationwide Destination 2050 Fund, Nationwide Destination 2055 Fund, Nationwide Destination 2060 Fund and Nationwide Destination Retirement Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Nationwide Destination 2010 Fund, Nationwide Destination 2020 Fund, Nationwide Destination 2025 Fund, Nationwide Destination 2030 Fund, Nationwide Destination 2035 Fund, Nationwide Destination 2040 Fund, Nationwide Destination 2045 Fund, Nationwide Destination 2050 Fund, Nationwide Destination 2055 Fund, Nationwide Destination 2060 Fund and Nationwide Destination Retirement Fund (formerly, Nationwide Destination 2015 Fund) (eleven of the funds constituting Nationwide Mutual Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, and for Nationwide Destination 2010 Fund, Nationwide Destination 2020 Fund and Nationwide Destination Retirement Fund (formerly, Nationwide Destination 2015 Fund), the statements of cash flows for the year ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019, for Nationwide Destination 2010 Fund, Nationwide Destination 2020 Fund and Nationwide Destination Retirement Fund (formerly, Nationwide Destination 2015 Fund), the results of each of their cash flows for the year then ended and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned

170

Report of Independent Registered Public Accounting Firm (Continued)

October 31, 2019

as of October 31, 2019 by correspondence with the custodian, transfer agent and Nationwide Contract issuer. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Mutual Funds, since 1997.

171

Supplemental Information

October 31, 2019 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended October 31, 2019, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Destination 2010	18.46%
Destination 2020	18.27
Destination 2025	20.63
Destination 2030	24.09
Destination 2035	28.07
Destination 2040	30.16
Destination 2045	37.21
Destination 2050	37.11
Destination 2055	36.16
Destination 2060	40.43
Destination Retirement	15.51

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Destination 2010	$785,250
Destination 2020	12,387,602
Destination 2025	18,269,396
Destination 2030	22,612,741
Destination 2035	18,543,326
Destination 2040	16,147,197
Destination 2045	12,883,845
Destination 2050	9,345,026
Destination 2055	4,715,385
Destination 2060	903,125
Destination Retirement	3,227,933

172

Supplemental Information (Continued)

October 31, 2019 (Unaudited)

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2019, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
Destination 2010	$46,893	$0.0224
Destination 2020	920,166	0.0417
Destination 2025	1,533,003	0.0489
Destination 2030	1,829,204	0.0522
Destination 2035	1,711,314	0.0632
Destination 2040	1,429,725	0.0625
Destination 2045	1,129,024	0.0643
Destination 2050	947,193	0.0575
Destination 2055	534,718	0.0905
Destination 2060	138,650	0.0639
Destination Retirement	261,544	0.0345

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2019, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
Destination 2010	$4,339	$0.0021
Destination 2020	80,590	0.0036
Destination 2025	138,695	0.0044
Destination 2030	170,033	0.0049
Destination 2035	163,303	0.0060
Destination 2040	135,621	0.0059
Destination 2045	111,035	0.0063
Destination 2050	93,259	0.0057
Destination 2055	52,064	0.0088
Destination 2060	13,523	0.0062
Destination Retirement	22,791	0.0030

173

Management Information

October 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 50 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

174

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

175

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

176

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

177

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

178

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues, which includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Index with a remaining maturity of one to three years, including Treasurys, government-related issues and corporate securities.

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged index that measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury; a subset of the Global Inflation-Linked Index (Series-L).

ICE BofA Merrill Lynch Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

ICE BofA Merrill Lynch Global High Yield Index (USD Hedged): An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros. The index is hedged against the fluctuations of the constituent currencies versus the U.S. dollar.

ICE BofAML US High Yield Master II Index: An unmanaged index that tracks the performance of U.S. dollar-denominated below investment-grade corporate debt publicly issued in the U.S. domestic market.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality,

179

Market Index Definitions (cont.)

accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasurys, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the performance of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

Morningstar® Lifetime Moderate Income Index: An index representing a portfolio of global equities, bonds and traditional inflation hedges such as commodities and Treasury Inflation-Protected Securities. This portfolio is held in proportions appropriate for a U.S. investor who is at least ten years into retirement.

Morningstar® Target Risk Indexes: A series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

●	The Morningstar® Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar® Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar® Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar® Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar® Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its

180

Market Index Definitions (cont.)

portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Small Cap Index: An equity index capturing small-capitalization representation across developed markets countries around the world, excluding the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

181

Market Index Definitions (cont.)

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index: A market capitalization-weighted index based on the Russell 3000® Index. The Russell 3000 Growth Index includes companies that display signs of above-average growth. The index is used to provide a gauge of the performance of growth stocks in the United States.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P Biotechnology Select Industry Index: An unmanaged index designed to measure the performance of stocks in the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS®) biotechnology sub-industry.

S&P/Citigroup International Treasury Bond Ex-U.S. Index (Hedged): An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $2.4 billion to $8.2 billion).

S&P North American Technology Sector IndexTM: An unmanaged, modified, market capitalization-weighted index that measures the performance of the information technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

The S&P Target Date® Indexes: A series of 12 unmanaged, multi-asset class indexes consisting of the S&P Target Date Retirement Income Index plus 11 indexes that correspond to a specific target retirement date (ranging from 2010 through 2060+). The series reflects a subset of target date funds, each of which generally has an asset allocation mix and glide path featuring total equity exposure that continues to become more conservative after retirement. Each index in the series reflects varying levels of exposure to equities, bonds, and other asset classes.

182

Market Index Definitions (cont.)

The S&P Target Date® To Indexes: A series of 12 unmanaged, multi-asset class indexes consisting of the S&P Target Date To Retirement Income Index plus 11 indexes that correspond to a specific target retirement date (ranging from 2010 through 2060+). The series reflects a subset of target date funds, each of which generally has an asset allocation mix and glide path featuring relatively conservative total equity exposure near retirement and static total equity exposure after retirement. Each index in the series reflects varying levels of exposure to equities, bonds, and other asset classes and becomes more conservative with the approach of the target retirement date.

The S&P Total Market Index (S&P TMI): an unmanaged index designed to track the broad equity market, including large-, mid-, small-, and micro-cap stocks. The S&P 500® Index is a subset of the S&P TMI.

183

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established to issue securities and hold certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities the principal and earned interest.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Bottom-up investment approach: A method of investing that involves focusing on an individual company rather than on the industry in which a company operates or on the economy as a whole; it is the microeconomic analysis of a company or stock.

Convertible securities: Debt securities that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Equity securities: Securities that represent ownership interests in the issuers. Common stock is the most common type of equity security.

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as the ETFs are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent obligations by the issuers to pay specified rates of interest or dividends at specified times, and to pay the securities’ principal at maturity.

184

Glossary (cont.)

Futures: Contracts that obligate the buyers to buy and the sellers to sell specified quantities of underlying assets (or settle for the cash value of a contract based on underlying assets) at specified prices on each contract’s maturity date.

Growth style: Investing in equity securities of companies that the fund’s subadviser believes have above-average rates of earnings growth and which may experience above-average increases in stock price.

High-yield bonds (also known as junk bonds): Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates to help compensate for the fact that the issuers are at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Quantitative techniques: Mathematical and statistical methods used in the investment process to evaluate market conditions and to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s adviser to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in the fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Swap: An agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying asset.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

185

Glossary (cont.)

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States and may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a fund’s subadviser believes are undervalued, i.e., the securities are priced at less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall over time. A high level of volatility means that the fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the fund’s value is not expected to fluctuate significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

186

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfundprospectuses. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. © 2019

AR-TD  (12/19)

Annual Report

October 31, 2019

Nationwide Mutual Funds

Investor Destinations Funds

Nationwide Investor Destinations Aggressive Fund

Nationwide Investor Destinations Moderately Aggressive Fund

Nationwide Investor Destinations Moderate Fund

Nationwide Investor Destinations Moderately Conservative Fund

Nationwide Investor Destinations Conservative Fund

IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by the Securities and Exchange Commission, Nationwide Mutual Funds will no longer mail paper copies of your Fund’s annual and semiannual reports, unless you specifically request paper copies of those reports. Instead, Nationwide Mutual Funds will post the reports on the Funds’ website, nationwide.com/mutualfundprospectuses, and will mail you a notice of availability each time a report is posted and provide you with the website link to access the reports.

If you already have elected to receive these reports electronically (known as eDelivery), you will not be affected by this change and you do not need to take any action. You may elect to receive reports and other fund documents via eDelivery by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling Shareholder Services at 800-848-0920.

You may elect to receive all future reports in paper via U.S. mail free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly in a Nationwide Mutual Fund, you can call Shareholder Services at 800-848-0920 to register your preference that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all Funds held in your account.

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended October 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period and through the last two months of 2018, however, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 14.3% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 11.0% and the MSCI Emerging Markets® Index returning 11.9%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in nine of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth in the fourth calendar quarter of 2018 at 1.1%, followed by 3.1% in the first quarter of 2019, 2.0% in the second quarter and 1.9% in the third quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21% but has been negative in the first three quarters of 2019, driven by overseas weakness and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed is expected to pause for the remainder of the calendar year, with fading expectations for additional cuts in 2020 as the economy shows signs of rebounding. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 3.15% to 1.69% during the reporting period, and the 2-year Treasury yield dropping from 2.88% to 1.52%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.17% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of October 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	12.73%
Bloomberg Barclays Municipal Bond	9.42%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.89%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	20.14%
Bloomberg Barclays U.S. Aggregate Bond	11.51%
Bloomberg Barclays U.S. Corporate High Yield	8.38%
MSCI EAFE®	11.04%
MSCI Emerging Markets®	11.86%
MSCI World ex USA	11.27%
Russell 1000® Growth	17.10%
Russell 1000® Value	11.21%
Russell 2000®	4.90%
S&P 500®	14.33%

Source: Morningstar

2

Fund Commentary	Nationwide Investor Destinations Aggressive Fund

For the annual period ended October 31, 2019, the Nationwide Investor Destinations Aggressive Fund (Class A at NAV*) returned 11.65% versus 13.04% for its benchmark, the Morningstar® Aggressive Target Risk Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Allocation — 85%+ Equity (consisting of 176 funds as of October 31, 2019), was 10.47% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the reporting period was a product of positive results across asset classes and underlying investments. Although the market environment exhibited bouts of increased volatility and geopolitical uncertainty during the reporting period that often affected the day-to-day performance of asset classes, the overall result was almost uniformly positive.

During the reporting period, U.S. stocks posted strong results, with large-capitalization stocks leading the way as the S&P 500® Index returned 14.33% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, returned 9.02%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 4.90%. Non-U.S. stocks faced the headwinds of sluggish economic growth and global trade concerns, and thus did not fare as well as the S&P 500® Index. For the reporting period, the MSCI EAFE® Index (representing non-U.S. developed market countries) returned 11.04%, and the MSCI Emerging Markets® Index was up 11.86%.

U.S. and non-U.S. bonds also showed positive results during the reporting period amid continued economic growth paired with falling interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51% as the Federal Reserve cut interest rates during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II Index returned 8.32% for the reporting period, as positive economic fundamentals and investor demand for yield helped keep credit spreads tight. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 7.82% for the reporting period as international interest rates also fell amid economic and geopolitical uncertainty and central bank easing.

On December 13, 2018, the Fund invested in a new underlying Fund, the Nationwide Multi-Cap Portfolio, which is benchmarked to the Russell 3000® Index and intended to exceed the benchmark’s performance with limited tracking error via less-correlated alpha-generation strategies.** Allocations to the underlying Nationwide S&P 500 Index Fund, Nationwide Mid Cap Market Index Fund and Nationwide Small Cap Index Fund subsequently were reduced.

The Fund temporarily held U.S. equity futures while transitioning assets into the Nationwide Multi-Cap Portfolio. The impact of holding U.S. equity futures was not material to Fund performance over the reporting period.

All of the Fund’s 10 underlying investments held during the reporting period posted positive returns. The underlying Nationwide Multi-Cap Portfolio (Class R6) and the underlying Nationwide International Index Fund (Class R6) returned 17.11%† and 11.02%, respectively, and were the largest contributors to the Fund’s returns for the period. The smallest contributors to Fund returns were the underlying Nationwide Core Plus Bond Fund (Class R6) and the underlying Nationwide Amundi Global High Yield Fund (Class R6), which posted returns of 10.40% and 9.10%, respectively, during the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

* Performance is shown for the Fund’s Class A shares to correspond with the class used for performance reporting in the Fund’s prospectus. Service Class shares previously were shown in the Fund’s annual reports for performance reporting.

3

Fund Commentary (cont.)	Nationwide Investor Destinations Aggressive Fund

** Alpha is an investment’s return that is not a result of general market movement and refers to excess returns over the benchmark. An alpha of zero means that a fund is tracking perfectly with the benchmark index and that the manager has not added or lost additional value compared to the overall market.

† The return shown is for the period when the Fund added the Nationwide Multi-Cap Portfolio as an underlying investment on December 13, 2018, through October 31, 2019, rather than the full reporting period.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantees a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	Nationwide Investor Destinations Aggressive Fund

Asset Allocation1

Equity Funds	96.1%
Alternative Assets	2.0%
Fixed Income Funds	2.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings2

Nationwide Multi-Cap Portfolio, Class R6	44.9%
Nationwide International Index Fund, Class R6	22.8%
Nationwide Mid Cap Market Index Fund, Class R6	11.8%
iShares Core MSCI Emerging Markets ETF	8.6%
Nationwide International Small Cap Fund, Class R6	4.0%
Nationwide Loomis All Cap Growth Fund, Class R6	3.9%
Nationwide Bond Index Fund, Class R6	1.5%
Nationwide Emerging Markets Debt Fund, Class R6	1.0%
Nationwide Amundi Global High Yield Fund, Class R6	1.0%
Nationwide Core Plus Bond Fund, Class R6	0.5%
100.0%

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

5

Fund Performance	Nationwide Investor Destinations Aggressive Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	11.65%	6.64%	9.52%
	w/ SC2	5.25%	5.39%	8.87%
Class C	w/o SC1	10.71%	5.84%	8.74%
	w/SC3	9.74%	N/A	N/A
Class R4,5		11.27%	6.32%	9.17%
Class R6[4,6]		11.98%	7.01%	9.88%
Institutional Service Class[4]		11.93%	6.91%	6.80%	[7]
Service Class[4]		11.55%	6.59%	9.43%
Morningstar® Aggressive Target Risk Index		13.07%	7.67%	10.27%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of March 3, 2014.

Expense Ratios

Expense Ratio^
Class A	0.89%
Class C	1.63%
Class R	1.19%
Class R6	0.54%
Institutional Service Class	0.64%
Service Class	0.94%

^

Current effective prospectus dated February 28, 2019. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	Nationwide Investor Destinations Aggressive Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Aggressive Fund versus the Morningstar® Aggressive Target Risk Index over the 10-year period ended 10/31/19. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	Nationwide Investor Destinations Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Aggressive Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19(a)	Expense Ratio During Period (%) 5/1/19 - 10/31/19(a)
Class A Shares	Actual	(b)	1,000.00	1,022.00	2.70	0.53
	Hypothetical	(b)(c)	1,000.00	1,022.53	2.70	0.53
Class C Shares	Actual	(b)	1,000.00	1,018.10	6.51	1.28
	Hypothetical	(b)(c)	1,000.00	1,018.75	6.51	1.28
Class R Shares	Actual	(b)	1,000.00	1,019.90	4.33	0.85
	Hypothetical	(b)(c)	1,000.00	1,020.92	4.33	0.85
Class R6 Shares	Actual	(b)	1,000.00	1,023.30	0.97	0.19
	Hypothetical	(b)(c)	1,000.00	1,024.25	0.97	0.19
Institutional Service Class Shares	Actual	(b)	1,000.00	1,023.20	1.48	0.29
	Hypothetical	(b)(c)	1,000.00	1,023.74	1.48	0.29
Service Class Shares	Actual	(b)	1,000.00	1,021.60	3.01	0.59
	Hypothetical	(b)(c)	1,000.00	1,022.23	3.01	0.59

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

October 31, 2019

Nationwide Investor Destinations Aggressive Fund

Investment Companies 91.5%

	Shares	Value

Alternative Assets 2.0%
Nationwide Amundi Global High Yield Fund, Class R6 (a)	986,335	$9,685,810
Nationwide Emerging Markets Debt Fund, Class R6 (a)	961,474	9,797,418

Total Alternative Assets (cost $19,419,557)		19,483,228

Equity Funds 87.5%
Nationwide International Index Fund, Class R6 (a)	28,355,821	224,010,984
Nationwide International Small Cap Fund, Class R6 (a)	3,982,792	39,111,017
Nationwide Loomis All Cap Growth Fund, Class R6 (a)	3,155,873	38,501,654
Nationwide Mid Cap Market Index Fund, Class R6 (a)	7,482,421	116,201,991
Nationwide Multi-Cap Portfolio, Class R6 (a)	37,951,411	440,615,886

Total Equity Funds (cost $799,875,276)		858,441,532

Fixed Income Funds 2.0%
Nationwide Bond Index Fund, Class R6 (a)	1,277,364	14,498,078
Nationwide Core Plus Bond Fund, Class R6 (a)	463,524	4,829,917

Total Fixed Income Funds (cost $18,764,872)		19,327,995

Total Investment Companies (cost $838,059,705)		897,252,755

Exchange Traded Fund 8.6%
Equity Fund 8.6%
iShares Core MSCI Emerging Markets ETF	1,650,308	84,446,260

Total Exchange Traded Fund (cost $88,963,697)		84,446,260

Total Investments (cost $927,023,402) — 100.1%		981,699,015

Liabilities in excess of other assets — (0.1)%		(596,714)

NET ASSETS — 100.0%		$981,102,301

(a)	Investment in affiliate.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

October 31, 2019

Nationwide Investor Destinations Aggressive Fund
Assets:
Investment securities of affiliated issuers, at value (cost $838,059,705)	$897,252,755
Investment securities of unaffiliated issuer, at value (cost $88,963,697)	84,446,260
Interest receivable	4
Receivable for investments sold	674,962
Receivable for capital shares issued	175,221
Prepaid expenses	35,016

Total Assets	982,584,218

Liabilities:
Payable for capital shares redeemed	788,041
Cash overdraft (Note 2)	117,823
Accrued expenses and other payables:
Investment advisory fees	106,785
Fund administration fees	28,964
Distribution fees	185,022
Administrative servicing fees	173,973
Accounting and transfer agent fees	10,787
Trustee fees	4,192
Custodian fees	13,942
Compliance program costs (Note 3)	1,333
Professional fees	22,715
Printing fees	15,003
Other	13,337

Total Liabilities	1,481,917

Net Assets	$981,102,301

Represented by:
Capital	$875,987,762
Total distributable earnings (loss)	105,114,539

Net Assets	$981,102,301

Net Assets:
Class A Shares	$75,166,130
Class C Shares	21,287,745
Class R Shares	53,275,875
Class R6 Shares	213,223,888
Institutional Service Class Shares	6,970,662
Service Class Shares	611,178,001

Total	$981,102,301

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	7,948,300
Class C Shares	2,354,596
Class R Shares	5,790,619
Class R6 Shares	22,184,163
Institutional Service Class Shares	736,284
Service Class Shares	64,452,485

Total	103,466,447

10

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide Investor Destinations Aggressive Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.46
Class C Shares (b)	$9.04
Class R Shares	$9.20
Class R6 Shares	$9.61
Institutional Service Class Shares	$9.47
Service Class Shares	$9.48
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.04

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Investor Destinations Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$19,883,583
Dividend income from unaffiliated issuers	2,146,719
Interest income (unaffiliated)	26,371
Income from securities lending (Note 2)	25

Total Income	22,056,698

EXPENSES:
Investment advisory fees	1,255,181
Fund administration fees	267,215
Distribution fees Class A	165,703
Distribution fees Class C	304,329
Distribution fees Class R	287,734
Distribution fees Service Class	1,514,804
Administrative servicing fees Class A	60,205
Administrative servicing fees Class C	27,390
Administrative servicing fees Class R	91,559
Administrative servicing fees Institutional Service Class	6,510
Administrative servicing fees Service Class	913,814
Registration and filing fees	78,265
Professional fees	58,219
Printing fees	25,545
Trustee fees	34,940
Custodian fees	47,028
Accounting and transfer agent fees	41,952
Compliance program costs (Note 3)	4,720
Other	23,683

Total expenses before earnings credit	5,208,796

Earnings credit (Note 5)	(6,767)

Net Expenses	5,202,029

NET INVESTMENT INCOME	16,854,669

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated issuers	48,363,949
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	44,362,057
Transactions in investment securities of unaffiliated issuers	(2,030,792)
Expiration or closing of futures contracts (Note 2)	(4,815,410)

Net realized gains	85,879,804

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	(3,316,287)
Investment securities of unaffiliated issuers	5,758,632

Net change in unrealized appreciation/depreciation	2,442,345

Net realized/unrealized gains	88,322,149

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$105,176,818

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	Nationwide Investor Destinations Aggressive Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$16,854,669	$16,892,285
Net realized gains	85,879,804	102,060,149
Net change in unrealized appreciation/depreciation	2,442,345	(129,538,995)

Change in net assets resulting from operations	105,176,818	(10,586,561)

Distributions to Shareholders From:
Distributable earnings:
Class A	(7,645,251)	(9,472,589)
Class C	(3,779,549)	(5,426,405)
Class R	(7,160,071)	(10,004,288)
Class R6	(22,654,215)	(25,409,613)
Institutional Service Class	(761,575)	(1,001,523)
Service Class	(70,081,481)	(91,768,668)

Change in net assets from shareholder distributions	(112,082,142)	(143,083,086)

Change in net assets from capital transactions	15,205,431	40,766,730

Change in net assets	8,300,107	(112,902,917)

Net Assets:
Beginning of year	972,802,194	1,085,705,111

End of year	$981,102,301	$972,802,194

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$17,036,405	$11,698,987
Proceeds from shares issued in class conversion (Note 1)	868,931	–
Dividends reinvested	5,953,326	6,880,109
Cost of shares redeemed	(14,202,186)	(13,153,924)

Total Class A Shares	9,656,476	5,425,172

Class C Shares
Proceeds from shares issued	3,056,627	4,278,435
Dividends reinvested	3,016,894	4,080,148
Cost of shares redeemed in class conversion (Note 1)	(868,931)	–
Cost of shares redeemed	(17,261,803)	(9,787,504)

Total Class C Shares	(12,057,213)	(1,428,921)

Class R Shares
Proceeds from shares issued	5,035,708	5,837,072
Dividends reinvested	6,885,253	9,558,930
Cost of shares redeemed	(18,902,538)	(19,931,666)

Total Class R Shares	(6,981,577)	(4,535,664)

Class R6 Shares
Proceeds from shares issued	28,166,904	51,526,937
Dividends reinvested	22,570,115	25,409,465
Cost of shares redeemed	(30,304,575)	(34,934,869)

Total Class R6 Shares	20,432,444	42,001,533

Institutional Service Class Shares
Proceeds from shares issued	2,596,342	3,290,298
Dividends reinvested	288,499	237,235
Cost of shares redeemed	(2,456,807)	(3,201,212)

Total Institutional Service Class Shares	428,034	326,321

13

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Aggressive Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018

CAPITAL TRANSACTIONS: (continued)
Service Class Shares
Proceeds from shares issued	$29,482,183	$38,564,201
Dividends reinvested	70,080,770	91,768,657
Cost of shares redeemed	(95,835,686)	(131,354,569)

Total Service Class Shares	3,727,267	(1,021,711)

Change in net assets from capital transactions	$15,205,431	$40,766,730

SHARE TRANSACTIONS:
Class A Shares
Issued	1,909,673	1,124,350
Issued in class conversion (Note 1)	96,014	–
Reinvested	743,922	676,767
Redeemed	(1,580,466)	(1,262,625)

Total Class A Shares	1,169,143	538,492

Class C Shares
Issued	374,961	428,636
Reinvested	395,487	416,507
Redeemed in class conversion (Note 1)	(100,454)	–
Redeemed	(2,009,634)	(971,960)

Total Class C Shares	(1,339,640)	(126,817)

Class R Shares
Issued	573,118	570,530
Reinvested	886,556	962,602
Redeemed	(2,165,436)	(1,952,752)

Total Class R Shares	(705,762)	(419,620)

Class R6 Shares
Issued	3,051,201	4,807,423
Reinvested	2,770,650	2,463,942
Redeemed	(3,269,725)	(3,314,417)

Total Class R6 Shares	2,552,126	3,956,948

Institutional Service Class Shares
Issued	293,641	316,125
Reinvested	36,002	23,303
Redeemed	(273,334)	(305,505)

Total Institutional Service Class Shares	56,309	33,923

Service Class Shares
Issued	3,255,117	3,679,898
Reinvested	8,742,557	9,002,198
Redeemed	(10,496,125)	(12,459,959)

Total Service Class Shares	1,501,549	222,137

Total change in shares	3,233,725	4,205,063

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$9.69	0.16	0.75	0.91	(0.21)	(0.93)	(1.14)	$9.46	11.65%		$75,166,130	0.53%	1.74%	0.53%	57.66%	(g)
Year Ended October 31, 2018	$11.30	0.17	(0.27)	(0.10)	(0.26)	(1.25)	(1.51)	$9.69	(1.43%	)	$65,699,864	0.54%	1.59%	0.54%	24.35%
Year Ended October 31, 2017	$10.23	0.17	1.92	2.09	(0.19)	(0.83)	(1.02)	$11.30	21.96%		$70,514,120	0.54%	1.59%	0.54%	29.48%
Year Ended October 31, 2016	$10.82	0.15	0.07	0.22	(0.16)	(0.65)	(0.81)	$10.23	2.44%		$49,650,574	0.55%	1.47%	0.55%	16.38%
Year Ended October 31, 2015	$11.51	0.18	(0.15)	0.03	(0.21)	(0.51)	(0.72)	$10.82	0.29%		$57,311,373	0.54%	1.62%	0.54%	12.90%

Class C Shares
Year Ended October 31, 2019	$9.33	0.10	0.70	0.80	(0.16)	(0.93)	(1.09)	$9.04	10.71%		$21,287,745	1.28%	1.12%	1.28%	57.66%	(g)
Year Ended October 31, 2018	$10.94	0.09	(0.25)	(0.16)	(0.20)	(1.25)	(1.45)	$9.33	(2.10%	)	$34,450,261	1.28%	0.89%	1.28%	24.35%
Year Ended October 31, 2017	$9.94	0.10	1.85	1.95	(0.12)	(0.83)	(0.95)	$10.94	21.06%		$41,795,408	1.28%	0.99%	1.28%	29.48%
Year Ended October 31, 2016	$10.54	0.07	0.08	0.15	(0.10)	(0.65)	(0.75)	$9.94	1.74%		$63,892,420	1.27%	0.72%	1.27%	16.38%
Year Ended October 31, 2015	$11.24	0.10	(0.15)	(0.05)	(0.14)	(0.51)	(0.65)	$10.54	(0.49%	)	$70,749,797	1.28%	0.88%	1.28%	12.90%

Class R Shares
Year Ended October 31, 2019	$9.46	0.13	0.73	0.86	(0.19)	(0.93)	(1.12)	$9.20	11.27%		$53,275,875	0.85%	1.50%	0.85%	57.66%	(g)
Year Ended October 31, 2018	$11.07	0.14	(0.27)	(0.13)	(0.23)	(1.25)	(1.48)	$9.46	(1.75%	)	$61,474,465	0.84%	1.33%	0.84%	24.35%
Year Ended October 31, 2017	$10.04	0.14	1.88	2.02	(0.16)	(0.83)	(0.99)	$11.07	21.62%		$76,547,929	0.83%	1.35%	0.83%	29.48%
Year Ended October 31, 2016	$10.64	0.11	0.07	0.18	(0.13)	(0.65)	(0.78)	$10.04	2.09%		$76,511,414	0.84%	1.16%	0.84%	16.38%
Year Ended October 31, 2015	$11.32	0.15	(0.14)	0.01	(0.18)	(0.51)	(0.69)	$10.64	0.10%		$88,954,971	0.83%	1.37%	0.83%	12.90%

Class R6 Shares (h)
Year Ended October 31, 2019	$9.83	0.19	0.77	0.96	(0.25)	(0.93)	(1.18)	$9.61	11.98%		$213,223,888	0.19%	2.06%	0.19%	57.66%	(g)
Year Ended October 31, 2018	$11.44	0.20	(0.26)	(0.06)	(0.30)	(1.25)	(1.55)	$9.83	(1.06%	)	$193,019,743	0.19%	1.90%	0.19%	24.35%
Year Ended October 31, 2017	$10.35	0.20	1.95	2.15	(0.23)	(0.83)	(1.06)	$11.44	22.33%		$179,339,687	0.18%	1.91%	0.18%	29.48%
Year Ended October 31, 2016	$10.94	0.18	0.08	0.26	(0.20)	(0.65)	(0.85)	$10.35	2.79%		$202,807,208	0.18%	1.79%	0.18%	16.38%
Year Ended October 31, 2015	$11.62	0.22	(0.14)	0.08	(0.25)	(0.51)	(0.76)	$10.94	0.75%		$173,233,930	0.18%	1.94%	0.18%	12.90%

Institutional Service Class Shares
Year Ended October 31, 2019	$9.70	0.18	0.76	0.94	(0.24)	(0.93)	(1.17)	$9.47	11.93%		$6,970,662	0.29%	2.01%	0.29%	57.66%	(g)
Year Ended October 31, 2018	$11.31	0.20	(0.27)	(0.07)	(0.29)	(1.25)	(1.54)	$9.70	(1.19%	)	$6,597,269	0.29%	1.89%	0.29%	24.35%
Year Ended October 31, 2017	$10.24	0.19	1.93	2.12	(0.22)	(0.83)	(1.05)	$11.31	22.25%		$7,306,462	0.30%	1.76%	0.30%	29.48%
Year Ended October 31, 2016	$10.83	0.18	0.07	0.25	(0.19)	(0.65)	(0.84)	$10.24	2.70%		$2,529,258	0.29%	1.81%	0.29%	16.38%
Year Ended October 31, 2015	$11.52	0.20	(0.14)	0.06	(0.24)	(0.51)	(0.75)	$10.83	0.56%		$3,475,708	0.29%	1.81%	0.29%	12.90%

Service Class Shares
Year Ended October 31, 2019	$9.71	0.15	0.76	0.91	(0.21)	(0.93)	(1.14)	$9.48	11.55%		$611,178,001	0.59%	1.69%	0.59%	57.66%	(g)
Year Ended October 31, 2018	$11.32	0.16	(0.27)	(0.11)	(0.25)	(1.25)	(1.50)	$9.71	(1.50%	)	$611,560,592	0.60%	1.55%	0.60%	24.35%
Year Ended October 31, 2017	$10.25	0.17	1.92	2.09	(0.19)	(0.83)	(1.02)	$11.32	21.86%		$710,201,505	0.58%	1.59%	0.58%	29.48%
Year Ended October 31, 2016	$10.84	0.14	0.08	0.22	(0.16)	(0.65)	(0.81)	$10.25	2.40%		$685,933,267	0.58%	1.41%	0.58%	16.38%
Year Ended October 31, 2015	$11.52	0.18	(0.14)	0.04	(0.21)	(0.51)	(0.72)	$10.84	0.34%		$766,386,276	0.58%	1.59%	0.58%	12.90%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes securities received or delivered in-kind.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

15

Fund Commentary	Nationwide Investor Destinations Moderately Aggressive Fund

For the annual period ended October 31, 2019, the Nationwide Investor Destinations Moderately Aggressive Fund (Class A at NAV*) returned 11.40% versus 13.04% for its benchmark, the Morningstar® Moderately Aggressive Target Risk Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Allocation — 70% to 85% Equity (consisting of 337 funds as of October 31, 2019), was 9.62% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the reporting period was a product of positive results across asset classes and underlying investments. Although the market environment exhibited bouts of increased volatility and geopolitical uncertainty during the reporting period that often affected the day-to-day performance of asset classes, the overall result was almost uniformly positive.

During the reporting period, U.S. stocks posted strong results, with large-capitalization stocks leading the way as the S&P 500® Index returned 14.33% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, returned 9.02%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 4.90%. Non-U.S. stocks faced the headwinds of sluggish economic growth and global trade concerns, and thus did not fare as well as the S&P 500® Index. For the reporting period, the MSCI EAFE® Index (representing non-U.S. developed market countries) returned 11.04%, and the MSCI Emerging Markets® Index was up 11.86%.

U.S. and non-U.S. bonds also showed positive results during the reporting period amid continued economic growth paired with falling interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51% as the Federal Reserve cut interest rates during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II Index returned 8.32% for the reporting period, as positive economic fundamentals and investor demand for yield helped keep credit spreads tight. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 7.82% for the reporting period as international interest rates also fell amid economic and geopolitical uncertainty and central bank easing.

On December 13, 2018, the Fund invested in a new underlying Fund, the Nationwide Multi-Cap Portfolio, which is benchmarked to the Russell 3000® Index and intended to exceed the benchmark’s performance with limited tracking error via less-correlated alpha-generation strategies.** Allocations to the underlying Nationwide S&P 500 Index Fund, Nationwide Mid Cap Market Index Fund and Nationwide Small Cap Index Fund subsequently were reduced.

The Fund temporarily held U.S. equity futures while transitioning assets into the Nationwide Multi-Cap Portfolio. The impact of holding U.S. equity futures was not material to Fund performance over the reporting period.

All of the Fund’s 12 underlying investments held during the reporting period posted positive returns. The underlying Nationwide Multi-Cap Portfolio (Class R6) and the underlying Nationwide International Index Fund (Class R6) returned 17.11%† and 11.02%, respectively, and were the largest contributors to the Fund’s returns for the period. The smallest contributors to Fund returns were the underlying Nationwide Inflation-Protected Securities Fund (Class R6) and the underlying Nationwide Amundi Strategic Income Fund (Class R6), which posted returns of 8.82% and 6.33%, respectively, during the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

* Performance is shown for the Fund’s Class A shares to correspond with the class used for performance reporting in the Fund’s prospectus. Service Class shares previously were shown in the Fund’s annual reports for performance reporting.

16

Fund Commentary (cont.)	Nationwide Investor Destinations Moderately Aggressive Fund

** Alpha is an investment’s return that is not a result of general market movement and refers to excess returns over the benchmark. An alpha of zero means that a fund is tracking perfectly with the benchmark index and that the manager has not added or lost additional value compared to the overall market.

† The return shown is for the period when the Fund added the Nationwide Multi-Cap Portfolio as an underlying investment on December 13, 2018, through October 31, 2019, rather than the full reporting period.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantees a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

17

Fund Overview	Nationwide Investor Destinations Moderately Aggressive Fund

Asset Allocation1

Equity Funds	82.3%
Fixed Income Funds	11.3%
Alternative Assets	6.5%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings2

Nationwide Multi-Cap Portfolio, Class R6	42.9%
Nationwide International Index Fund, Class R6	17.9%
Nationwide Mid Cap Market Index Fund, Class R6	7.9%
iShares Core MSCI Emerging Markets ETF	7.2%
Nationwide Bond Index Fund, Class R6	6.4%
Nationwide Core Plus Bond Fund, Class R6	3.9%
Nationwide International Small Cap Fund, Class R6	3.5%
Nationwide Amundi Global High Yield Fund, Class R6	3.0%
Nationwide Loomis All Cap Growth Fund, Class R6	2.9%
Nationwide Emerging Markets Debt Fund, Class R6	2.0%
Other Holdings	2.4%
100.0%

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

18

Fund Performance	Nationwide Investor Destinations Moderately Aggressive Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	11.40%	6.27%	8.65%
	w/ SC2	5.04%	5.01%	8.00%
Class C	w/o SC1	10.62%	5.50%	7.86%
	w/SC3	9.66%	N/A	N/A
Class R4,5		11.07%	5.96%	8.28%
Class R6[4,6]		11.81%	6.64%	8.99%
Institutional Service Class[4]		11.73%	6.54%	6.45%	[7]
Service Class[4]		11.37%	6.23%	8.57%
Morningstar® Moderately Aggressive Target Risk Index		13.04%	6.97%	9.22%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of March 3, 2014.
Expense Ratios

Expense Ratio^
Class A	0.90%
Class C	1.62%
Class R	1.20%
Class R6	0.55%
Institutional Service Class	0.65%
Service Class	0.95%

^

Current effective prospectus dated February 28, 2019. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

19

Fund Performance (cont.)	Nationwide Investor Destinations Moderately Aggressive Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Moderately Aggressive Fund versus the Morningstar® Moderately Aggressive Target Risk Index over the 10-year period ended 10/31/19. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

20

Shareholder Expense Example	Nationwide Investor Destinations Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Moderately Aggressive Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19(a)	Expense Ratio During Period (%) 5/1/19 - 10/31/19(a)
Class A Shares	Actual	(b)	1,000.00	1,027.40	2.66	0.52
	Hypothetical	(b)(c)	1,000.00	1,022.58	2.65	0.52
Class C Shares	Actual	(b)	1,000.00	1,022.60	6.37	1.25
	Hypothetical	(b)(c)	1,000.00	1,018.90	6.36	1.25
Class R Shares	Actual	(b)	1,000.00	1,024.60	4.29	0.84
	Hypothetical	(b)(c)	1,000.00	1,020.97	4.28	0.84
Class R6 Shares	Actual	(b)	1,000.00	1,028.10	0.92	0.18
	Hypothetical	(b)(c)	1,000.00	1,024.30	0.92	0.18
Institutional Service Class Shares	Actual	(b)	1,000.00	1,027.70	1.43	0.28
	Hypothetical	(b)(c)	1,000.00	1,023.79	1.43	0.28
Service Class Shares	Actual	(b)	1,000.00	1,027.20	2.96	0.58
	Hypothetical	(b)(c)	1,000.00	1,022.28	2.96	0.58

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

21

Statement of Investments

October 31, 2019

Nationwide Investor Destinations Moderately Aggressive Fund

Investment Companies 92.9%

	Shares	Value

Alternative Assets 6.5%
Nationwide Amundi Global High Yield Fund, Class R6 (a)	4,655,780	$45,719,760
Nationwide Amundi Strategic Income Fund, Class R6 (a)	2,161,114	22,453,977
Nationwide Emerging Markets Debt Fund, Class R6 (a)	3,025,072	30,825,486

Total Alternative Assets (cost $98,701,994)		98,999,223

Equity Funds 75.1%
Nationwide International Index Fund, Class R6 (a)	34,921,216	275,877,610
Nationwide International Small Cap Fund, Class R6 (a)	5,484,048	53,853,355
Nationwide Loomis All Cap Growth Fund, Class R6 (a)	3,725,250	45,448,055
Nationwide Mid Cap Market Index Fund, Class R6 (a)	7,851,689	121,936,738
Nationwide Multi-Cap Portfolio, Class R6 (a)	57,009,181	661,876,594

Total Equity Funds (cost $1,082,921,395)		1,158,992,352

Fixed Income Funds 11.3%
Nationwide Bond Index Fund, Class R6 (a)	8,707,270	98,827,514
Nationwide Core Plus Bond Fund, Class R6 (a)	5,833,498	60,785,050
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	1,489,975	14,989,150

Total Fixed Income Funds (cost $170,037,629)		174,601,714

Total Investment Companies (cost $1,351,661,018)		1,432,593,289

Exchange Traded Fund 7.2%
Equity Fund 7.2%
iShares Core MSCI Emerging Markets ETF	2,179,655	111,532,946

Total Exchange Traded Fund (cost $114,580,829)		111,532,946

Total Investments (cost $1,466,241,847) — 100.1%		1,544,126,235

Liabilities in excess of other assets — (0.1)%		(861,612)

NET ASSETS — 100.0%		$1,543,264,623

(a)	Investment in affiliate.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

22

Statement of Assets and Liabilities

October 31, 2019

Nationwide Investor Destinations Moderately Aggressive Fund
Assets:
Investment securities of affiliated issuers, at value (cost $1,351,661,018)	$1,432,593,289
Investment securities of unaffiliated issuer, at value (cost $114,580,829)	111,532,946
Interest receivable	4
Receivable for investments sold	1,015,831
Receivable for capital shares issued	222,313
Prepaid expenses	39,558

Total Assets	1,545,403,941

Liabilities:
Payable for capital shares redeemed	1,224,829
Cash overdraft (Note 2)	87,157
Accrued expenses and other payables:
Investment advisory fees	168,287
Fund administration fees	41,023
Distribution fees	277,680
Administrative servicing fees	219,366
Accounting and transfer agent fees	18,214
Trustee fees	6,564
Custodian fees	22,089
Compliance program costs (Note 3)	2,103
Professional fees	31,031
Printing fees	20,785
Other	20,190

Total Liabilities	2,139,318

Net Assets	$1,543,264,623

Represented by:
Capital	$1,383,813,423
Total distributable earnings (loss)	159,451,200

Net Assets	$1,543,264,623

Net Assets:
Class A Shares	$147,843,150
Class C Shares	35,743,139
Class R Shares	112,622,378
Class R6 Shares	428,123,373
Institutional Service Class Shares	20,759,726
Service Class Shares	798,172,857

Total	$1,543,264,623

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	15,107,304
Class C Shares	3,789,935
Class R Shares	11,902,787
Class R6 Shares	43,813,104
Institutional Service Class Shares	2,129,576
Service Class Shares	81,809,998

Total	158,552,704

23

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide Investor Destinations Moderately Aggressive Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.79
Class C Shares (b)	$9.43
Class R Shares	$9.46
Class R6 Shares	$9.77
Institutional Service Class Shares	$9.75
Service Class Shares	$9.76
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.39

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

24

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Investor Destinations Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$35,868,087
Dividend income from unaffiliated issuers	2,315,585
Interest income (unaffiliated)	41,637
Income from securities lending (Note 2)	37

Total Income	38,225,346

EXPENSES:
Investment advisory fees	1,980,267
Fund administration fees	393,802
Distribution fees Class A	336,806
Distribution fees Class C	494,561
Distribution fees Class R	599,736
Distribution fees Service Class	2,005,984
Administrative servicing fees Class A	122,377
Administrative servicing fees Class C	30,080
Administrative servicing fees Class R	191,918
Administrative servicing fees Institutional Service Class	19,905
Administrative servicing fees Service Class	1,203,596
Registration and filing fees	79,044
Professional fees	81,357
Printing fees	30,714
Trustee fees	55,166
Custodian fees	72,540
Accounting and transfer agent fees	73,781
Compliance program costs (Note 3)	7,481
Other	35,542

Total expenses before earnings credit	7,814,657

Earnings credit (Note 5)	(8,173)

Net Expenses	7,806,484

NET INVESTMENT INCOME	30,418,862

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated issuers	66,815,387
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	74,573,155
Transactions in investment securities of unaffiliated issuer	(1,873,825)
Expiration or closing of futures contracts (Note 2)	(6,832,499)

Net realized gains	132,682,218

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	(3,479,830)
Investment securities of unaffiliated issuer	4,758,768

Net change in unrealized appreciation/depreciation	1,278,938

Net realized/unrealized gains	133,961,156

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$164,380,018

The accompanying notes are an integral part of these financial statements.

25

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderately Aggressive Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$30,418,862	$29,132,837
Net realized gains	132,682,218	163,345,650
Net change in unrealized appreciation/depreciation	1,278,938	(198,407,340)

Change in net assets resulting from operations	164,380,018	(5,928,853)

Distributions to Shareholders From:
Distributable earnings:
Class A	(16,077,993)	(16,958,296)
Class C	(6,347,947)	(7,104,541)
Class R	(15,358,434)	(17,660,281)
Class R6	(47,802,209)	(42,699,462)
Institutional Service Class	(2,454,483)	(2,459,978)
Service Class	(96,562,745)	(105,717,790)

Change in net assets from shareholder distributions	(184,603,811)	(192,600,348)

Change in net assets from capital transactions	37,581,704	6,990,689

Change in net assets	17,357,911	(191,538,512)

Net Assets:
Beginning of year	1,525,906,712	1,717,445,224

End of year	$1,543,264,623	$1,525,906,712

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$31,065,013	$17,698,710
Proceeds from shares issued in class conversion (Note 1)	1,626,214	–
Dividends reinvested	12,051,356	11,298,116
Cost of shares redeemed	(32,780,823)	(25,700,778)

Total Class A Shares	11,961,760	3,296,048

Class C Shares
Proceeds from shares issued	4,675,055	5,250,824
Dividends reinvested	5,714,625	6,039,016
Cost of shares redeemed in class conversion (Note 1)	(1,626,214)	–
Cost of shares redeemed	(25,609,881)	(14,870,569)

Total Class C Shares	(16,846,415)	(3,580,729)

Class R Shares
Proceeds from shares issued	5,789,330	9,736,561
Dividends reinvested	14,988,043	17,208,493
Cost of shares redeemed	(34,238,809)	(41,567,551)

Total Class R Shares	(13,461,436)	(14,622,497)

Class R6 Shares
Proceeds from shares issued	59,039,854	83,572,562
Dividends reinvested	46,750,892	42,680,465
Cost of shares redeemed	(47,950,344)	(60,474,584)

Total Class R6 Shares	57,840,402	65,778,443

Institutional Service Class Shares
Proceeds from shares issued	3,751,365	7,116,391
Dividends reinvested	1,562,387	479,348
Cost of shares redeemed	(4,522,799)	(5,266,989)

Total Institutional Service Class Shares	790,953	2,328,750

26

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Aggressive Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
CAPITAL TRANSACTIONS: (continued)
Service Class Shares
Proceeds from shares issued	$31,949,748	$40,957,204
Dividends reinvested	96,562,745	105,717,790
Cost of shares redeemed	(131,216,053)	(192,884,320)

Total Service Class Shares	(2,703,560)	(46,209,326)

Change in net assets from capital transactions	$37,581,704	$6,990,689

SHARE TRANSACTIONS:
Class A Shares
Issued	3,367,188	1,656,805
Issued in class conversion (Note 1)	172,634	–
Reinvested	1,437,251	1,076,230
Redeemed	(3,494,167)	(2,390,239)

Total Class A Shares	1,482,906	342,796

Class C Shares
Issued	529,231	507,106
Reinvested	709,629	593,346
Redeemed in class conversion (Note 1)	(179,098)	–
Redeemed	(2,849,498)	(1,433,163)

Total Class C Shares	(1,789,736)	(332,711)

Class R Shares
Issued	641,447	934,731
Reinvested	1,852,726	1,688,489
Redeemed	(3,775,011)	(3,979,734)

Total Class R Shares	(1,280,838)	(1,356,514)

Class R6 Shares
Issued	6,270,952	7,735,248
Reinvested	5,574,771	4,071,183
Redeemed	(5,185,359)	(5,639,646)

Total Class R6 Shares	6,660,364	6,166,785

Institutional Service Class Shares
Issued	409,877	664,726
Reinvested	186,823	45,756
Redeemed	(485,219)	(492,261)

Total Institutional Service Class Shares	111,481	218,221

Service Class Shares
Issued	3,419,540	3,823,170
Reinvested	11,565,295	10,101,134
Redeemed	(13,878,450)	(17,942,845)

Total Service Class Shares	1,106,385	(4,018,541)

Total change in shares	6,290,562	1,020,036

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

27

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$10.08	0.19	0.74	0.93	(0.23)	(0.99)	(1.22)	$9.79	11.40%		$147,843,150	0.53%	1.97%	0.53%	55.29%	(g)
Year Ended October 31, 2018	$11.41	0.19	(0.23)	(0.04)	(0.26)	(1.03)	(1.29)	$10.08	(0.72%	)	$137,274,611	0.53%	1.73%	0.53%	21.75%
Year Ended October 31, 2017	$10.49	0.19	1.68	1.87	(0.21)	(0.74)	(0.95)	$11.41	19.09%		$151,587,878	0.53%	1.78%	0.53%	26.51%
Year Ended October 31, 2016	$11.12	0.16	0.08	0.24	(0.17)	(0.70)	(0.87)	$10.49	2.59%		$110,119,313	0.54%	1.54%	0.54%	15.29%
Year Ended October 31, 2015	$11.75	0.19	(0.15)	0.04	(0.22)	(0.45)	(0.67)	$11.12	0.29%		$118,845,242	0.55%	1.66%	0.55%	16.31%

Class C Shares
Year Ended October 31, 2019	$9.76	0.12	0.71	0.83	(0.17)	(0.99)	(1.16)	$9.43	10.62%		$35,743,139	1.25%	1.36%	1.25%	55.29%	(g)
Year Ended October 31, 2018	$11.11	0.11	(0.23)	(0.12)	(0.20)	(1.03)	(1.23)	$9.76	(1.55%	)	$54,463,356	1.25%	1.04%	1.25%	21.75%
Year Ended October 31, 2017	$10.23	0.12	1.63	1.75	(0.13)	(0.74)	(0.87)	$11.11	18.29%		$65,665,095	1.27%	1.16%	1.27%	26.51%
Year Ended October 31, 2016	$10.86	0.08	0.09	0.17	(0.10)	(0.70)	(0.80)	$10.23	1.93%		$109,539,789	1.27%	0.79%	1.27%	15.29%
Year Ended October 31, 2015	$11.50	0.11	(0.16)	(0.05)	(0.14)	(0.45)	(0.59)	$10.86	(0.48%	)	$120,287,139	1.27%	0.95%	1.27%	16.31%

Class R Shares
Year Ended October 31, 2019	$9.78	0.16	0.71	0.87	(0.20)	(0.99)	(1.19)	$9.46	11.07%		$112,622,378	0.84%	1.72%	0.84%	55.29%	(g)
Year Ended October 31, 2018	$11.12	0.15	(0.23)	(0.08)	(0.23)	(1.03)	(1.26)	$9.78	(1.14%	)	$128,988,430	0.84%	1.46%	0.84%	21.75%
Year Ended October 31, 2017	$10.24	0.16	1.64	1.80	(0.18)	(0.74)	(0.92)	$11.12	18.81%		$161,689,916	0.82%	1.53%	0.82%	26.51%
Year Ended October 31, 2016	$10.88	0.13	0.07	0.20	(0.14)	(0.70)	(0.84)	$10.24	2.25%		$169,510,980	0.83%	1.25%	0.83%	15.29%
Year Ended October 31, 2015	$11.50	0.16	(0.14)	0.02	(0.19)	(0.45)	(0.64)	$10.88	0.10%		$204,113,180	0.83%	1.42%	0.83%	16.31%

Class R6 Shares (h)
Year Ended October 31, 2019	$10.06	0.22	0.75	0.97	(0.27)	(0.99)	(1.26)	$9.77	11.81%		$428,123,373	0.18%	2.30%	0.18%	55.29%	(g)
Year Ended October 31, 2018	$11.40	0.22	(0.23)	(0.01)	(0.30)	(1.03)	(1.33)	$10.06	(0.46%	)	$373,903,322	0.18%	2.04%	0.18%	21.75%
Year Ended October 31, 2017	$10.48	0.22	1.69	1.91	(0.25)	(0.74)	(0.99)	$11.40	19.51%		$353,319,609	0.18%	2.08%	0.18%	26.51%
Year Ended October 31, 2016	$11.11	0.19	0.09	0.28	(0.21)	(0.70)	(0.91)	$10.48	2.97%		$415,296,337	0.18%	1.88%	0.18%	15.29%
Year Ended October 31, 2015	$11.74	0.23	(0.15)	0.08	(0.26)	(0.45)	(0.71)	$11.11	0.67%		$359,712,315	0.18%	2.03%	0.18%	16.31%

Institutional Service Class Shares
Year Ended October 31, 2019	$10.04	0.21	0.75	0.96	(0.26)	(0.99)	(1.25)	$9.75	11.73%		$20,759,726	0.28%	2.22%	0.28%	55.29%	(g)
Year Ended October 31, 2018	$11.38	0.21	(0.23)	(0.02)	(0.29)	(1.03)	(1.32)	$10.04	(0.56%	)	$20,267,114	0.28%	1.99%	0.28%	21.75%
Year Ended October 31, 2017	$10.46	0.18	1.72	1.90	(0.24)	(0.74)	(0.98)	$11.38	19.47%		$20,484,770	0.27%	1.65%	0.27%	26.51%
Year Ended October 31, 2016	$11.09	0.18	0.08	0.26	(0.19)	(0.70)	(0.89)	$10.46	2.85%		$2,993,117	0.28%	1.74%	0.28%	15.29%
Year Ended October 31, 2015	$11.72	0.20	(0.13)	0.07	(0.25)	(0.45)	(0.70)	$11.09	0.57%		$2,485,047	0.30%	1.75%	0.30%	16.31%

Service Class Shares
Year Ended October 31, 2019	$10.05	0.18	0.75	0.93	(0.23)	(0.99)	(1.22)	$9.76	11.37%		$798,172,857	0.58%	1.93%	0.58%	55.29%	(g)
Year Ended October 31, 2018	$11.39	0.18	(0.23)	(0.05)	(0.26)	(1.03)	(1.29)	$10.05	(0.87%	)	$811,009,879	0.58%	1.71%	0.58%	21.75%
Year Ended October 31, 2017	$10.47	0.19	1.68	1.87	(0.21)	(0.74)	(0.95)	$11.39	19.06%		$964,697,956	0.58%	1.76%	0.58%	26.51%
Year Ended October 31, 2016	$11.09	0.15	0.09	0.24	(0.16)	(0.70)	(0.86)	$10.47	2.65%		$949,236,372	0.58%	1.48%	0.58%	15.29%
Year Ended October 31, 2015	$11.72	0.19	(0.16)	0.03	(0.21)	(0.45)	(0.66)	$11.09	0.26%		$1,091,754,734	0.58%	1.65%	0.58%	16.31%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes securities received or delivered in-kind.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

28

Fund Commentary	Nationwide Investor Destinations Moderate Fund

For the annual period ended October 31, 2019, the Nationwide Investor Destinations Moderate Fund (Class A at NAV*) returned 10.37% versus 12.46% for its benchmark, the Morningstar® Moderate Target Risk Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Allocation — 50% to 70% Equity (consisting of 703 funds as of October 31, 2019), was 9.90% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the reporting period was a product of positive results across asset classes and underlying investments. Although the market environment exhibited bouts of increased volatility and geopolitical uncertainty during the reporting period that often affected the day-to-day performance of asset classes, the overall result was almost uniformly positive.

During the reporting period, U.S. stocks posted strong results, with large-capitalization stocks leading the way as the S&P 500® Index returned 14.33% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, returned 9.02%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 4.90%. Non-U.S. stocks faced the headwinds of sluggish economic growth and global trade concerns, and thus did not fare as well as the S&P 500® Index. For the reporting period, the MSCI EAFE® Index (representing non-U.S. developed market countries) returned 11.04%, and the MSCI Emerging Markets® Index was up 11.86%.

U.S. and non-U.S. bonds also showed positive results during the reporting period amid continued economic growth paired with falling interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51% as the Federal Reserve cut interest rates during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II Index returned 8.32% for the reporting period, as positive economic fundamentals and investor demand for yield helped keep credit spreads tight. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 7.82% for the reporting period as international interest rates also fell amid economic and geopolitical uncertainty and central bank easing.

On December 13, 2018, the Fund invested in a new underlying Fund, the Nationwide Multi-Cap Portfolio, which is benchmarked to the Russell 3000® Index and intended to exceed the benchmark’s performance with limited tracking error via less-correlated alpha-generation strategies.** Allocations to the underlying Nationwide S&P 500 Index Fund, Nationwide Mid Cap Market Index Fund and Nationwide Small Cap Index Fund subsequently were reduced.

The Fund temporarily held U.S. equity futures while transitioning assets into the Nationwide Multi-Cap Portfolio. The impact of holding U.S. equity futures was not material to Fund performance over the reporting period.

All of the Fund’s 15 underlying investments held during the reporting period posted positive returns. The underlying Nationwide Multi-Cap Portfolio (Class R6) and the underlying Nationwide International Index Fund (Class R6) returned 17.11%† and 11.02%, respectively, and were the largest contributors to the Fund’s returns for the period. The smallest contributors to Fund returns were the underlying Nationwide Inflation-Protected Securities Fund (Class R6) and the underlying Nationwide Amundi Strategic Income Fund (Class R6), which posted returns of 8.82% and 6.33%, respectively, during the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

* Performance is shown for the Fund’s Class A shares to correspond with the class used for performance reporting in the Fund’s prospectus. Service Class shares previously were shown in the Fund’s annual reports for performance reporting.

29

Fund Commentary (cont.)	Nationwide Investor Destinations Moderate Fund

** Alpha is an investment’s return that is not a result of general market movement and refers to excess returns over the benchmark. An alpha of zero means that a fund is tracking perfectly with the benchmark index and that the manager has not added or lost additional value compared to the overall market.

† The return shown is for the period when the Fund added the Nationwide Multi-Cap Portfolio as an underlying investment on December 13, 2018, through October 31, 2019, rather than the full reporting period.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantees a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

30

Fund Overview	Nationwide Investor Destinations Moderate Fund

Asset Allocation1

Equity Funds	65.9%
Fixed Income Funds	17.3%
Investment Contract	10.4%
Alternative Assets	6.5%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings2

Nationwide Multi-Cap Portfolio, Class R6	37.2%
Nationwide International Index Fund, Class R6	14.5%
Nationwide Contract	10.4%
Nationwide Bond Index Fund, Class R6	6.4%
Nationwide Mid Cap Market Index Fund, Class R6	5.2%
Nationwide Core Plus Bond Fund, Class R6	5.0%
iShares Core MSCI Emerging Markets ETF	4.8%
Nationwide Loomis Short Term Bond Fund, Class R6	3.9%
Nationwide Amundi Global High Yield Fund, Class R6	3.0%
Nationwide Emerging Markets Debt Fund, Class R6	2.0%
Other Holdings	7.6%
100.0%

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

31

Fund Performance	Nationwide Investor Destinations Moderate Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	10.37%	5.36%	7.22%
	w/ SC2	4.00%	4.12%	6.59%
Class C	w/o SC1	9.46%	4.59%	6.45%
	w/SC3	8.48%	N/A	N/A
Class R4,5		9.90%	5.05%	6.87%
Class R6[4,6]		10.71%	5.73%	7.56%
Institutional Service Class[4]		10.60%	5.63%	5.57%	[7]
Service Class[4]		10.26%	5.31%	7.14%
Morningstar® Moderate Target Risk Index		12.46%	6.03%	7.81%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of March 3, 2014.

Expense Ratios

Expense Ratio^
Class A	0.86%
Class C	1.58%
Class R	1.16%
Class R6	0.51%
Institutional Service Class	0.61%
Service Class	0.91%

^

Current effective prospectus dated February 28, 2019. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

32

Fund Performance (cont.)	Nationwide Investor Destinations Moderate Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Moderate Fund versus the Morningstar® Moderate Target Risk Index over the 10-year period ended 10/31/19. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

33

Shareholder Expense Example	Nationwide Investor Destinations Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Moderate Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19(a)	Expense Ratio During Period (%) 5/1/19 - 10/31/19(a)
Class A Shares	Actual	(b)	1,000.00	1,027.30	2.71	0.53
	Hypothetical	(b)(c)	1,000.00	1,022.53	2.70	0.53
Class C Shares	Actual	(b)	1,000.00	1,023.20	6.37	1.25
	Hypothetical	(b)(c)	1,000.00	1,018.90	6.36	1.25
Class R Shares	Actual	(b)	1,000.00	1,025.60	4.29	0.84
	Hypothetical	(b)(c)	1,000.00	1,020.97	4.28	0.84
Class R6 Shares	Actual	(b)	1,000.00	1,029.30	0.97	0.19
	Hypothetical	(b)(c)	1,000.00	1,024.25	0.97	0.19
Institutional Service Class Shares	Actual	(b)	1,000.00	1,028.80	1.48	0.29
	Hypothetical	(b)(c)	1,000.00	1,023.74	1.48	0.29
Service Class Shares	Actual	(b)	1,000.00	1,027.20	3.01	0.59
	Hypothetical	(b)(c)	1,000.00	1,022.23	3.01	0.59

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

34

Statement of Investments

October 31, 2019

Nationwide Investor Destinations Moderate Fund

Investment Companies 83.7%

	Shares	Value

Alternative Assets 6.5%
Nationwide Amundi Global High Yield Fund, Class R6 (a)	3,812,808	$37,441,774
Nationwide Amundi Strategic Income Fund, Class R6 (a)	1,776,088	18,453,556
Nationwide Emerging Markets Debt Fund, Class R6 (a)	2,477,571	25,246,445

Total Alternative Assets (cost $80,896,673)		81,141,775

Equity Funds 61.0%
Nationwide International Index Fund, Class R6 (a)	23,040,973	182,023,685
Nationwide International Small Cap Fund, Class R6 (a)	2,565,939	25,197,520
Nationwide Loomis All Cap Growth Fund, Class R6 (a)	2,033,337	24,806,716
Nationwide Mid Cap Market Index Fund, Class R6 (a)	4,216,310	65,479,287
Nationwide Multi-Cap Portfolio, Class R6 (a)	40,282,025	467,674,313

Total Equity Funds (cost $708,980,366)		765,181,521

Fixed Income Funds 16.2%
Nationwide Bond Index Fund, Class R6 (a)	7,137,707	81,012,977
Nationwide Core Plus Bond Fund, Class R6 (a)	5,972,564	62,234,114
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	1,220,443	12,277,661
Nationwide Loomis Short Term Bond Fund, Class R6 (a)	4,802,890	48,509,194

Total Fixed Income Funds (cost $200,237,565)		204,033,946

Total Investment Companies (cost $990,114,604)		1,050,357,242

Exchange Traded Funds 6.0%
Equity Fund 4.9%
iShares Core MSCI Emerging Markets ETF	1,187,349	60,756,648

Fixed Income Fund 1.1%
iShares 20+ Year Treasury Bond ETF	95,239	13,451,557

Total Exchange Traded Funds (cost $75,896,323)		74,208,205

Investment Contract 10.4%

	Principal Amount	Value

Nationwide Contract, 2.50%^¥ (a)(b)	$131,059,368	$131,059,368

Total Investment Contract (cost $131,059,368)		131,059,368

Total Investments (cost $1,197,070,295) — 100.1%		1,255,624,815

Liabilities in excess of other assets — (0.1)%		(688,220)

NET ASSETS — 100.0%		$1,254,936,595

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

35

Statement of Assets and Liabilities

October 31, 2019

Nationwide Investor Destinations Moderate Fund
Assets:
Investment securities of affiliated issuers, at value (cost $1,121,173,972)	$1,181,416,610
Investment securities of unaffiliated issuers, at value (cost $75,896,323)	74,208,205
Interest receivable	5
Receivable for investments sold	262,755
Receivable for capital shares issued	733,266
Prepaid expenses	40,414

Total Assets	1,256,661,255

Liabilities:
Payable for capital shares redeemed	946,072
Cash overdraft (Note 2)	57,757
Accrued expenses and other payables:
Investment advisory fees	137,076
Fund administration fees	34,887
Distribution fees	235,287
Administrative servicing fees	191,921
Accounting and transfer agent fees	16,961
Trustee fees	5,325
Custodian fees	33,299
Compliance program costs (Note 3)	1,717
Professional fees	27,108
Printing fees	18,477
Other	18,773

Total Liabilities	1,724,660

Net Assets	$1,254,936,595

Represented by:
Capital	$1,160,097,700
Total distributable earnings (loss)	94,838,895

Net Assets	$1,254,936,595

Net Assets:
Class A Shares	$137,178,765
Class C Shares	50,158,279
Class R Shares	89,053,324
Class R6 Shares	369,915,572
Institutional Service Class Shares	13,521,461
Service Class Shares	595,109,194

Total	$1,254,936,595

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	14,232,473
Class C Shares	5,329,376
Class R Shares	9,541,885
Class R6 Shares	38,607,061
Institutional Service Class Shares	1,413,000
Service Class Shares	62,090,377

Total	131,214,172

36

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide Investor Destinations Moderate Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.64
Class C Shares (b)	$9.41
Class R Shares	$9.33
Class R6 Shares	$9.58
Institutional Service Class Shares	$9.57
Service Class Shares	$9.58
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.23

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

37

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Investor Destinations Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$26,747,264
Interest income from affiliated issuers	3,422,120
Dividend income from unaffiliated issuers	1,645,696
Interest income (unaffiliated)	145,010
Income from securities lending (Note 2)	786

Total Income	31,960,876

EXPENSES:
Investment advisory fees	1,617,436
Fund administration fees	330,446
Distribution fees Class A	311,584
Distribution fees Class C	665,197
Distribution fees Class R	473,621
Distribution fees Service Class	1,499,077
Administrative servicing fees Class A	113,243
Administrative servicing fees Class C	42,598
Administrative servicing fees Class R	142,087
Administrative servicing fees Institutional Service Class	14,744
Administrative servicing fees Service Class	899,451
Registration and filing fees	81,492
Professional fees	70,325
Printing fees	33,249
Trustee fees	45,118
Custodian fees	80,977
Accounting and transfer agent fees	66,178
Compliance program costs (Note 3)	6,147
Other	29,093

Total expenses before earnings credit	6,522,063

Earnings credit (Note 5)	(43,060)

Net Expenses	6,479,003

NET INVESTMENT INCOME	25,481,873

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated issuers	42,459,042
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	14,382,086
Transactions in investment securities of unaffiliated issuers	(2,253,792)
Expiration or closing of futures contracts (Note 2)	(4,954,737)

Net realized gains	49,632,599

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	40,771,699
Investment securities of unaffiliated issuers	5,746,428

Net change in unrealized appreciation/depreciation	46,518,127

Net realized/unrealized gains	96,150,726

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$121,632,599

The accompanying notes are an integral part of these financial statements.

38

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderate Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$25,481,873	$24,520,531
Net realized gains	49,632,599	109,186,280
Net change in unrealized appreciation/depreciation	46,518,127	(134,952,179)

Change in net assets resulting from operations	121,632,599	(1,245,368)

Distributions to Shareholders From:
Distributable earnings:
Class A	(12,889,468)	(11,383,123)
Class C	(7,061,283)	(6,381,830)
Class R	(10,305,816)	(9,407,237)
Class R6	(35,538,123)	(26,770,658)
Institutional Service Class	(1,757,231)	(1,250,838)
Service Class	(62,099,939)	(52,488,678)

Change in net assets from shareholder distributions	(129,651,860)	(107,682,364)

Change in net assets from capital transactions	13,218,282	(42,646,154)

Change in net assets	5,199,021	(151,573,886)

Net Assets:
Beginning of year	1,249,737,574	1,401,311,460

End of year	$1,254,936,595	$1,249,737,574

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$32,026,474	$19,228,180
Proceeds from shares issued in class conversion (Note 1)	2,172,405	–
Dividends reinvested	9,522,676	7,654,518
Cost of shares redeemed	(38,664,255)	(31,601,861)

Total Class A Shares	5,057,300	(4,719,163)

Class C Shares
Proceeds from shares issued	6,070,161	9,190,684
Dividends reinvested	6,379,476	5,501,004
Cost of shares redeemed in class conversion (Note 1)	(2,172,405)	–
Cost of shares redeemed	(32,964,523)	(24,270,406)

Total Class C Shares	(22,687,291)	(9,578,718)

Class R Shares
Proceeds from shares issued	5,439,855	6,098,719
Dividends reinvested	10,051,023	9,072,282
Cost of shares redeemed	(26,121,905)	(31,760,507)

Total Class R Shares	(10,631,027)	(16,589,506)

Class R6 Shares
Proceeds from shares issued	68,619,839	69,501,512
Dividends reinvested	34,431,619	26,737,241
Cost of shares redeemed	(50,414,963)	(73,242,102)

Total Class R6 Shares	52,636,495	22,996,651

39

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderate Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$3,170,815	$9,492,661
Dividends reinvested	1,010,761	481,148
Cost of shares redeemed	(8,155,240)	(6,528,290)

Total Institutional Service Class Shares	(3,973,664)	3,445,519

Service Class Shares
Proceeds from shares issued	33,012,135	41,461,792
Dividends reinvested	62,099,939	52,488,678
Cost of shares redeemed	(102,295,605)	(132,151,407)

Total Service Class Shares	(7,183,531)	(38,200,937)

Change in net assets from capital transactions	$13,218,282	$(42,646,154)

SHARE TRANSACTIONS:
Class A Shares
Issued	3,458,537	1,874,658
Issued in class conversion (Note 1)	232,343	–
Reinvested	1,122,418	755,689
Redeemed	(4,144,304)	(3,069,799)

Total Class A Shares	668,994	(439,452)

Class C Shares
Issued	682,747	914,791
Reinvested	773,455	554,599
Redeemed in class conversion (Note 1)	(237,681)	–
Redeemed	(3,642,162)	(2,409,244)

Total Class C Shares	(2,423,641)	(939,854)

Class R Shares
Issued	608,198	612,881
Reinvested	1,225,555	921,599
Redeemed	(2,924,358)	(3,175,411)

Total Class R Shares	(1,090,605)	(1,640,931)

Class R6 Shares
Issued	7,402,046	6,768,320
Reinvested	4,071,421	2,654,052
Redeemed	(5,487,037)	(7,207,481)

Total Class R6 Shares	5,986,430	2,214,891

Institutional Service Class Shares
Issued	350,331	935,283
Reinvested	120,081	47,787
Redeemed	(893,333)	(635,639)

Total Institutional Service Class Shares	(422,921)	347,431

Service Class Shares
Issued	3,569,877	4,052,404
Reinvested	7,367,135	5,208,030
Redeemed	(11,019,176)	(12,851,828)

Total Service Class Shares	(82,164)	(3,591,394)

Total change in shares	2,636,093	(4,049,309)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

40

Statement of Cash Flows

For the Year Ended October 31, 2019

Nationwide Investor Destinations Moderate Fund
DECREASE IN CASH
Cash flows provided by operating activities:
Net increase in net assets from operations	$121,632,599
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(505,010,490)
Proceeds from disposition of investment securities of affiliated issuers	217,120,114
Purchase of investment securities of unaffiliated issuers	(33,032,546)
Proceeds from disposition of investment securities of unaffiliated issuers	446,255,134
Reinvestment of dividend income from affiliated issuers	(26,747,264)
Reinvestment of interest income from affiliated issuers	(3,422,120)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(40,771,699)
Change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	(5,746,428)
Reinvestment of net realized gain distributions from affiliated issuers	(42,459,042)
Net realized gain from investment transactions with affiliated issuers	(14,382,086)
Net realized loss from transactions in investment securities of unaffiliated issuers	2,253,792
Decrease in receivable for investments sold	25,353
Increase in interest and dividends receivable	(5)
Increase in prepaid expenses	(4,154)
Decrease in investment advisory fees payable	(4,307)
Decrease in fund administration fees payable	(6,254)
Decrease in distribution fees payable	(34,957)
Decrease in administrative servicing fees payable	(13,174)
Decrease in accounting and transfer agent fees payable	(5,339)
Increase in trustee fees payable	1,211
Increase in custodian fees payable	22,949
Increase in compliance program costs payable	882
Increase in professional fees payable	4,763
Increase in printing fees payable	3,198
Increase in other payables	1,512

Net cash provided by operating activities	115,681,642

Cash flows used in financing activities:
Proceeds from shares issued	148,561,139
Cost of shares redeemed	(258,146,318)
Cash overdraft	57,757
Cash distributions paid to shareholders	(6,156,366)

Net cash used in financing activities	(115,683,788)

Net decrease in cash	(2,146)

Cash:
Beginning of period	2,146

End of period	$–

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $123,495,494.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated issuers of $72,628,426.

Non-cash operating activities not included herein consist of securities received in-kind from affiliated issuers of $428,812,472.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

41

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderate Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$9.79	0.19	0.68	0.87	(0.22)	(0.80)	(1.02)	$9.64	10.37%		$137,178,765	0.53%	2.03%	0.53%	49.80%	(g)
Year Ended October 31, 2018	$10.64	0.19	(0.21)	(0.02)	(0.23)	(0.60)	(0.83)	$9.79	(0.37%	)	$132,812,662	0.54%	1.82%	0.54%	21.55%
Year Ended October 31, 2017	$10.11	0.20	1.16	1.36	(0.22)	(0.61)	(0.83)	$10.64	14.35%		$149,005,220	0.54%	1.99%	0.54%	24.26%
Year Ended October 31, 2016	$10.78	0.16	0.10	0.26	(0.17)	(0.76)	(0.93)	$10.11	2.81%		$127,043,425	0.54%	1.60%	0.54%	18.69%
Year Ended October 31, 2015	$11.35	0.18	(0.13)	0.05	(0.21)	(0.41)	(0.62)	$10.78	0.42%		$135,981,642	0.55%	1.68%	0.55%	12.98%

Class C Shares
Year Ended October 31, 2019	$9.59	0.13	0.64	0.77	(0.15)	(0.80)	(0.95)	$9.41	9.46%		$50,158,279	1.25%	1.39%	1.25%	49.80%	(g)
Year Ended October 31, 2018	$10.43	0.11	(0.19)	(0.08)	(0.16)	(0.60)	(0.76)	$9.59	(1.00%	)	$74,319,207	1.26%	1.11%	1.26%	21.55%
Year Ended October 31, 2017	$9.92	0.13	1.13	1.26	(0.14)	(0.61)	(0.75)	$10.43	13.53%		$90,700,172	1.26%	1.30%	1.26%	24.26%
Year Ended October 31, 2016	$10.59	0.09	0.10	0.19	(0.10)	(0.76)	(0.86)	$9.92	2.11%	(h)	$124,781,047	1.26%	0.87%	1.26%	18.69%
Year Ended October 31, 2015	$11.17	0.10	(0.14)	(0.04)	(0.13)	(0.41)	(0.54)	$10.59	(0.39%	)(h)	$135,414,362	1.27%	0.95%	1.27%	12.98%

Class R Shares
Year Ended October 31, 2019	$9.52	0.16	0.64	0.80	(0.19)	(0.80)	(0.99)	$9.33	9.90%		$89,053,324	0.84%	1.77%	0.84%	49.80%	(g)
Year Ended October 31, 2018	$10.36	0.15	(0.19)	(0.04)	(0.20)	(0.60)	(0.80)	$9.52	(0.58%	)	$101,171,021	0.83%	1.54%	0.83%	21.55%
Year Ended October 31, 2017	$9.87	0.17	1.12	1.29	(0.19)	(0.61)	(0.80)	$10.36	13.95%		$127,193,776	0.83%	1.71%	0.83%	24.26%
Year Ended October 31, 2016	$10.54	0.13	0.10	0.23	(0.14)	(0.76)	(0.90)	$9.87	2.58%		$137,001,590	0.83%	1.31%	0.83%	18.69%
Year Ended October 31, 2015	$11.11	0.15	(0.13)	0.02	(0.18)	(0.41)	(0.59)	$10.54	0.15%		$157,858,210	0.82%	1.43%	0.82%	12.98%

Class R6 Shares (i)
Year Ended October 31, 2019	$9.74	0.22	0.67	0.89	(0.25)	(0.80)	(1.05)	$9.58	10.71%		$369,915,572	0.19%	2.35%	0.19%	49.80%	(g)
Year Ended October 31, 2018	$10.59	0.22	(0.20)	0.02	(0.27)	(0.60)	(0.87)	$9.74	(0.01%	)	$317,770,251	0.18%	2.16%	0.18%	21.55%
Year Ended October 31, 2017	$10.07	0.23	1.16	1.39	(0.26)	(0.61)	(0.87)	$10.59	14.71%		$322,034,922	0.18%	2.26%	0.18%	24.26%
Year Ended October 31, 2016	$10.74	0.19	0.10	0.29	(0.20)	(0.76)	(0.96)	$10.07	3.21%		$427,224,825	0.18%	1.95%	0.18%	18.69%
Year Ended October 31, 2015	$11.31	0.22	(0.13)	0.09	(0.25)	(0.41)	(0.66)	$10.74	0.81%		$378,818,840	0.18%	2.03%	0.18%	12.98%

Institutional Service Class Shares
Year Ended October 31, 2019	$9.73	0.22	0.66	0.88	(0.24)	(0.80)	(1.04)	$9.57	10.60%		$13,521,461	0.29%	2.39%	0.29%	49.80%	(g)
Year Ended October 31, 2018	$10.58	0.21	(0.20)	0.01	(0.26)	(0.60)	(0.86)	$9.73	(0.11%	)	$17,863,342	0.28%	2.04%	0.28%	21.55%
Year Ended October 31, 2017	$10.06	0.20	1.18	1.38	(0.25)	(0.61)	(0.86)	$10.58	14.65%		$15,748,468	0.26%	1.93%	0.26%	24.26%
Year Ended October 31, 2016	$10.73	0.19	0.09	0.28	(0.19)	(0.76)	(0.95)	$10.06	3.11%		$4,778,443	0.26%	1.86%	0.26%	18.69%
Year Ended October 31, 2015	$11.30	0.19	(0.11)	0.08	(0.24)	(0.41)	(0.65)	$10.73	0.69%		$4,642,375	0.30%	1.78%	0.30%	12.98%

Service Class Shares
Year Ended October 31, 2019	$9.74	0.18	0.67	0.85	(0.21)	(0.80)	(1.01)	$9.58	10.26%		$595,109,194	0.59%	1.98%	0.59%	49.80%	(g)
Year Ended October 31, 2018	$10.59	0.18	(0.20)	(0.02)	(0.23)	(0.60)	(0.83)	$9.74	(0.42%	)	$605,801,091	0.58%	1.78%	0.58%	21.55%
Year Ended October 31, 2017	$10.07	0.20	1.14	1.34	(0.21)	(0.61)	(0.82)	$10.59	14.25%		$696,628,902	0.58%	1.94%	0.58%	24.26%
Year Ended October 31, 2016	$10.73	0.15	0.11	0.26	(0.16)	(0.76)	(0.92)	$10.07	2.88%		$720,411,875	0.58%	1.55%	0.58%	18.69%
Year Ended October 31, 2015	$11.30	0.18	(0.13)	0.05	(0.21)	(0.41)	(0.62)	$10.73	0.39%		$863,020,205	0.58%	1.66%	0.58%	12.98%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes securities received or delivered in-kind.
(h)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

42

Fund Commentary	Nationwide Investor Destinations Moderately Conservative Fund

For the annual period ended October 31, 2019, the Nationwide Investor Destinations Moderately Conservative Fund (Class A at NAV*) returned 9.11% versus 11.67% for its benchmark, the Morningstar® Moderately Conservative Target Risk Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Allocation Funds — 30% to 50% Equity (consisting of 558 funds as of October 31, 2019), was 9.29% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the reporting period was a product of positive results across asset classes and underlying investments. Although the market environment exhibited bouts of increased volatility and geopolitical uncertainty during the reporting period that often affected the day-to-day performance of asset classes, the overall result was almost uniformly positive.

During the reporting period, U.S. stocks posted strong results, with large-capitalization stocks leading the way as the S&P 500® Index returned 14.33% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, returned 9.02%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 4.90%. Non-U.S. stocks faced the headwinds of sluggish economic growth and global trade concerns, and thus did not fare as well as the S&P 500® Index. For the reporting period, the MSCI EAFE® Index (representing non-U.S. developed market countries) returned 11.04%, and the MSCI Emerging Markets® Index was up 11.86%.

U.S. and non-U.S. bonds also showed positive results during the reporting period amid continued economic growth paired with falling interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51% as the Federal Reserve cut interest rates during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II Index returned 8.32% for the reporting period, as positive economic fundamentals and investor demand for yield helped keep credit spreads tight. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 7.82% for the reporting period as international interest rates also fell amid economic and geopolitical uncertainty and central bank easing.

On December 13, 2018, the Fund invested in a new underlying Fund, the Nationwide Multi-Cap Portfolio, which is benchmarked to the Russell 3000® Index and intended to exceed the benchmark’s performance with limited tracking error via less-correlated alpha-generation strategies.** Allocations to the underlying Nationwide S&P 500 Index Fund, Nationwide Mid Cap Market Index Fund and Nationwide Small Cap Index Fund subsequently were reduced.

The Fund temporarily held U.S. equity futures while transitioning assets into the Nationwide Multi-Cap Portfolio. The impact of holding U.S. equity futures was not material to Fund performance over the reporting period.

All of the Fund’s 14 underlying investments held during the reporting period posted positive returns. The underlying Nationwide Multi-Cap Portfolio (Class R6) and the underlying Nationwide International Index Fund (Class R6) returned 17.11%† and 11.02%, respectively, and were the largest contributors to the Fund’s returns for the period. The smallest contributors to Fund returns were the underlying Nationwide International Small Cap Fund (Class R6) and the underlying Nationwide Emerging Markets Debt Fund (Class R6), which posted returns of 11.37% and 15.04%, respectively, during the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

* Performance is shown for the Fund’s Class A shares to correspond with the class used for performance reporting in the Fund’s prospectus. Service Class shares previously were shown in the Fund’s annual reports for performance reporting.

43

Fund Commentary (cont.)	Nationwide Investor Destinations Moderately Conservative Fund

** Alpha is an investment’s return that is not a result of general market movement and refers to excess returns over the benchmark. An alpha of zero means that a fund is tracking perfectly with the benchmark index and that the manager has not added or lost additional value compared to the overall market.

† The return shown is for the period when the Fund added the Nationwide Multi-Cap Portfolio as an underlying investment on December 13, 2018, through October 31, 2019, rather than the full reporting period.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantees a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

44

Fund Overview	Nationwide Investor Destinations Moderately Conservative Fund

Asset Allocation1

Equity Funds	44.9%
Fixed Income Funds	33.4%
Investment Contract	16.3%
Alternative Assets	5.5%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings2

Nationwide Multi-Cap Portfolio, Class R6	25.9%
Nationwide Contract	16.3%
Nationwide Bond Index Fund, Class R6	14.5%
Nationwide International Index Fund, Class R6	10.1%
Nationwide Loomis Short Term Bond Fund, Class R6	7.8%
Nationwide Core Plus Bond Fund, Class R6	7.0%
Nationwide Mid Cap Market Index Fund, Class R6	4.5%
iShares Core MSCI Emerging Markets ETF	3.4%
Nationwide Amundi Global High Yield Fund, Class R6	3.0%
Nationwide Inflation-Protected Securities Fund, Class R6	2.9%
Other Holdings	4.6%
100.0%

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

45

Fund Performance	Nationwide Investor Destinations Moderately Conservative Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	9.11%	4.42%	5.70%
	w/ SC2	2.87%	3.19%	5.07%
Class C	w/o SC1	8.37%	3.66%	4.94%
	w/SC3	7.37%	N/A	N/A
Class R4,5		8.74%	4.08%	5.35%
Class R6[4,6]		9.47%	4.77%	6.04%
Institutional Service Class[4]		9.38%	4.66%	4.66%	[7]
Service Class[4]		8.96%	4.34%	5.61%
Morningstar® Moderately Conservative Target Risk Index		11.67%	5.07%	6.28%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of March 3, 2014.

Expense Ratios

Expense Ratio^
Class A	0.84%
Class C	1.57%
Class R	1.15%
Class R6	0.50%
Institutional Service Class	0.59%
Service Class	0.90%

^

Current effective prospectus dated February 28, 2019. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

46

Fund Performance (cont.)	Nationwide Investor Destinations Moderately Conservative Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Moderately Conservative Fund versus the Morningstar® Moderately Conservative Target Risk Index over the 10-year period ended 10/31/19. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

47

Shareholder Expense Example	Nationwide Investor Destinations Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Moderately Conservative Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19(a)	Expense Ratio During Period (%) 5/1/19 - 10/31/19(a)
Class A Shares	Actual	(b)	1,000.00	1,030.10	2.76	0.54
	Hypothetical	(b)(c)	1,000.00	1,022.48	2.75	0.54
Class C Shares	Actual	(b)	1,000.00	1,026.50	6.54	1.28
	Hypothetical	(b)(c)	1,000.00	1,018.75	6.51	1.28
Class R Shares	Actual	(b)	1,000.00	1,027.30	4.39	0.86
	Hypothetical	(b)(c)	1,000.00	1,020.87	4.38	0.86
Class R6 Shares	Actual	(b)	1,000.00	1,031.40	1.08	0.21
	Hypothetical	(b)(c)	1,000.00	1,024.15	1.07	0.21
Institutional Service Class Shares	Actual	(b)	1,000.00	1,030.90	1.89	0.37
	Hypothetical	(b)(c)	1,000.00	1,023.34	1.89	0.37
Service Class Shares	Actual	(b)	1,000.00	1,029.40	3.17	0.62
	Hypothetical	(b)(c)	1,000.00	1,022.08	3.16	0.62

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

48

Statement of Investments

October 31, 2019

Nationwide Investor Destinations Moderately Conservative Fund

Investment Companies 79.3%

	Shares	Value

Alternative Assets 5.5%
Nationwide Amundi Global High Yield Fund, Class R6 (a)	1,335,682	$13,116,399
Nationwide Amundi Strategic Income Fund, Class R6 (a)	622,086	6,463,475
Nationwide Emerging Markets Debt Fund, Class R6 (a)	433,980	4,422,258

Total Alternative Assets (cost $24,015,017)		24,002,132

Equity Funds 41.5%
Nationwide International Index Fund, Class R6 (a)	5,566,847	43,978,092
Nationwide International Small Cap Fund, Class R6 (a)	449,626	4,415,324
Nationwide Mid Cap Market Index Fund, Class R6 (a)	1,268,664	19,702,350
Nationwide Multi-Cap Portfolio, Class R6 (a)	9,734,232	113,014,431

Total Equity Funds (cost $168,220,644)		181,110,197

Fixed Income Funds 32.3%
Nationwide Bond Index Fund, Class R6 (a)	5,573,789	63,262,504
Nationwide Core Plus Bond Fund, Class R6 (a)	2,928,442	30,514,369
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	1,282,155	12,898,482
Nationwide Loomis Short Term Bond Fund, Class R6 (a)	3,363,987	33,976,267

Total Fixed Income Funds (cost $137,632,864)		140,651,622

Total Investment Companies (cost $329,868,525)		345,763,951

Exchange Traded Funds 4.5%
Equity Fund 3.4%
iShares Core MSCI Emerging Markets ETF	291,577	14,919,994

Fixed Income Fund 1.1%
iShares 20+ Year Treasury Bond ETF	33,284	4,701,033

Total Exchange Traded Funds (cost $19,774,971)		19,621,027

Investment Contract 16.3%

	Principal Amount	Value

Nationwide Contract, 2.50%^¥ (a)(b)	$70,933,606	$70,933,606

Total Investment Contract (cost $70,933,606)		70,933,606

Total Investments (cost $420,577,102) — 100.1%		436,318,584

Liabilities in excess of other assets — (0.1)%		(236,511)

NET ASSETS — 100.0%		$436,082,073

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

49

Statement of Assets and Liabilities

October 31, 2019

Nationwide Investor Destinations Moderately Conservative Fund
Assets:
Investment securities of affiliated issuers, at value (cost $400,802,131)	$416,697,557
Investment securities of unaffiliated issuers, at value (cost $19,774,971)	19,621,027
Interest receivable	6
Receivable for investments sold	245,165
Receivable for capital shares issued	47,279
Prepaid expenses	35,185

Total Assets	436,646,219

Liabilities:
Payable for capital shares redeemed	258,452
Cash overdraft (Note 2)	20,957
Accrued expenses and other payables:
Investment advisory fees	48,146
Fund administration fees	17,469
Distribution fees	96,440
Administrative servicing fees	63,068
Accounting and transfer agent fees	8,932
Trustee fees	1,848
Custodian fees	11,475
Compliance program costs (Note 3)	597
Professional fees	15,217
Printing fees	11,614
Other	9,931

Total Liabilities	564,146

Net Assets	$436,082,073

Represented by:
Capital	$417,432,706
Total distributable earnings (loss)	18,649,367

Net Assets	$436,082,073

Net Assets:
Class A Shares	$60,255,588
Class C Shares	42,816,557
Class R Shares	34,742,070
Class R6 Shares	137,632,868
Institutional Service Class Shares	8,865,165
Service Class Shares	151,769,825

Total	$436,082,073

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	6,033,786
Class C Shares	4,313,198
Class R Shares	3,470,378
Class R6 Shares	13,605,581
Institutional Service Class Shares	880,780
Service Class Shares	15,084,434

Total	43,388,157

50

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide Investor Destinations Moderately Conservative Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.99
Class C Shares (b)	$9.93
Class R Shares	$10.01
Class R6 Shares	$10.12
Institutional Service Class Shares	$10.07
Service Class Shares	$10.06
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.60

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

51

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Investor Destinations Moderately Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$9,376,075
Interest income from affiliated issuers	1,872,335
Dividend income from unaffiliated issuers	342,482
Interest income (unaffiliated)	48,134
Income from securities lending (Note 2)	38

Total Income	11,639,064

EXPENSES:
Investment advisory fees	568,118
Fund administration fees	147,265
Distribution fees Class A	143,423
Distribution fees Class C	467,938
Distribution fees Class R	187,942
Distribution fees Service Class	384,378
Administrative servicing fees Class A	46,369
Administrative servicing fees Class C	28,440
Administrative servicing fees Class R	56,383
Administrative servicing fees Institutional Service Class	14,773
Administrative servicing fees Service Class	243,504
Registration and filing fees	80,420
Professional fees	37,038
Printing fees	26,109
Trustee fees	15,906
Custodian fees	28,499
Accounting and transfer agent fees	33,549
Compliance program costs (Note 3)	2,167
Other	12,614

Total expenses before earnings credit	2,524,835

Earnings credit (Note 5)	(14,885)

Net Expenses	2,509,950

NET INVESTMENT INCOME	9,129,114

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated issuers	9,822,256
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	189,286
Transactions in investment securities of unaffiliated issuers	(679,838)
Expiration or closing of futures contracts (Note 2)	(1,153,104)

Net realized gains	8,178,600

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	19,400,950
Investment securities of unaffiliated issuers	1,268,374

Net change in unrealized appreciation/depreciation	20,669,324

Net realized/unrealized gains	28,847,924

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$37,977,038

The accompanying notes are an integral part of these financial statements.

52

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderately Conservative Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$9,129,114	$8,807,542
Net realized gains	8,178,600	23,007,918
Net change in unrealized appreciation/depreciation	20,669,324	(32,371,293)

Change in net assets resulting from operations	37,977,038	(555,833)

Distributions to Shareholders From:
Distributable earnings:
Class A	(4,188,823)	(3,805,431)
Class C	(3,177,028)	(2,586,977)
Class R	(2,732,393)	(2,671,373)
Class R6	(9,663,634)	(7,298,430)
Institutional Service Class	(927,171)	(684,679)
Service Class	(11,069,959)	(9,866,834)

Change in net assets from shareholder distributions	(31,759,008)	(26,913,724)

Change in net assets from capital transactions	(7,277,603)	(23,296,844)

Change in net assets	(1,059,573)	(50,766,401)

Net Assets:
Beginning of year	437,141,646	487,908,047

End of year	$436,082,073	$437,141,646

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$12,112,207	$11,697,906
Proceeds from shares issued in class conversion (Note 1)	812,375	–
Dividends reinvested	3,450,035	2,690,453
Cost of shares redeemed	(16,227,113)	(18,611,431)

Total Class A Shares	147,504	(4,223,072)

Class C Shares
Proceeds from shares issued	6,300,791	7,700,352
Dividends reinvested	2,868,899	2,332,597
Cost of shares redeemed in class conversion (Note 1)	(812,375)	–
Cost of shares redeemed	(12,812,529)	(13,031,496)

Total Class C Shares	(4,455,214)	(2,998,547)

Class R Shares
Proceeds from shares issued	3,887,740	4,050,412
Dividends reinvested	2,684,165	2,538,715
Cost of shares redeemed	(12,067,824)	(15,342,985)

Total Class R Shares	(5,495,919)	(8,753,858)

Class R6 Shares
Proceeds from shares issued	32,218,703	26,917,866
Dividends reinvested	9,056,022	7,280,326
Cost of shares redeemed	(26,555,292)	(26,130,869)

Total Class R6 Shares	14,719,433	8,067,323

53

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Conservative Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$7,292,097	$8,159,837
Dividends reinvested	573,819	348,121
Cost of shares redeemed	(11,848,325)	(5,681,734)

Total Institutional Service Class Shares	(3,982,409)	2,826,224

Service Class Shares
Proceeds from shares issued	16,305,384	18,428,830
Dividends reinvested	11,069,959	9,866,834
Cost of shares redeemed	(35,586,341)	(46,510,578)

Total Service Class Shares	(8,210,998)	(18,214,914)

Change in net assets from capital transactions	$(7,277,603)	$(23,296,844)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,254,378	1,140,314
Issued in class conversion (Note 1)	82,980	–
Reinvested	379,302	264,217
Redeemed	(1,674,849)	(1,812,656)

Total Class A Shares	41,811	(408,125)

Class C Shares
Issued	660,859	755,357
Reinvested	318,755	230,318
Redeemed in class conversion (Note 1)	(83,406)	–
Redeemed	(1,339,140)	(1,279,775)

Total Class C Shares	(442,932)	(294,100)

Class R Shares
Issued	400,855	394,293
Reinvested	295,191	248,881
Redeemed	(1,238,459)	(1,497,494)

Total Class R Shares	(542,413)	(854,320)

Class R6 Shares
Issued	3,284,977	2,583,499
Reinvested	981,257	707,142
Redeemed	(2,716,471)	(2,512,656)

Total Class R6 Shares	1,549,763	777,985

Institutional Service Class Shares
Issued	761,020	786,617
Reinvested	62,581	33,928
Redeemed	(1,215,794)	(553,867)

Total Institutional Service Class Shares	(392,193)	266,678

Service Class Shares
Issued	1,679,630	1,783,793
Reinvested	1,209,652	962,429
Redeemed	(3,633,357)	(4,486,655)

Total Service Class Shares	(744,075)	(1,740,433)

Total change in shares	(530,039)	(2,252,315)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

54

Statement of Cash Flows

For the Year Ended October 31, 2019

Nationwide Investor Destinations Moderately Conservative Fund
DECREASE IN CASH
Cash flows provided by operating activities:
Net increase in net assets from operations	$37,977,038
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(147,427,650)
Proceeds from disposition of investment securities of affiliated issuers	95,555,362
Purchase of investment securities of unaffiliated issuers	(14,282,289)
Proceeds from disposition of investment securities of unaffiliated issuers	108,421,435
Reinvestment of dividend income from affiliated issuers	(9,376,075)
Reinvestment of interest income from affiliated issuers	(1,872,335)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(19,400,950)
Change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	(1,268,374)
Reinvestment of net realized gain distributions from affiliated issuers	(9,822,256)
Net realized gain from investment transactions with affiliated issuers	(189,286)
Net realized loss from transactions in investment securities of unaffiliated issuers	679,838
Decrease in receivable for investments sold	938,517
Increase in interest and dividends receivable	(6)
Increase in prepaid expenses	(3,054)
Decrease in investment advisory fees payable	(1,056)
Decrease in fund administration fees payable	(4,761)
Decrease in distribution fees payable	(9,061)
Increase in administrative servicing fees payable	19,821
Decrease in accounting and transfer agent fees payable	(2,209)
Increase in trustee fees payable	413
Increase in custodian fees payable	7,973
Increase in compliance program costs payable	305
Decrease in professional fees payable	(1,261)
Increase in printing fees payable	5,186
Increase in other payables	226

Net cash provided by operating activities	39,945,491

Cash flows used in financing activities:
Proceeds from shares issued	78,225,135
Cost of shares redeemed	(116,136,174)
Cash overdraft	20,957
Cash distributions paid to shareholders	(2,056,109)

Net cash used in financing activities	(39,946,191)

Net decrease in cash	(700)

Cash:
Beginning of period	700

End of period	$–

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $29,702,899.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated issuers of $21,070,666.

Non-cash operating activities not included herein consist of securities received in-kind from affiliated issuers of $102,667,090.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

55

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$9.90	0.20	0.62	0.82	(0.22)	(0.51)	(0.73)	$9.99	9.11%		$60,255,588	0.55%	2.10%	0.55%	42.30%	(g)
Year Ended October 31, 2018	$10.51	0.20	(0.21)	(0.01)	(0.22)	(0.38)	(0.60)	$9.90	(0.22%	)	$59,304,391	0.55%	1.93%	0.55%	22.97%
Year Ended October 31, 2017	$10.14	0.21	0.72	0.93	(0.22)	(0.34)	(0.56)	$10.51	9.54%		$67,291,272	0.55%	2.02%	0.55%	22.71%
Year Ended October 31, 2016	$10.35	0.17	0.13	0.30	(0.18)	(0.33)	(0.51)	$10.14	3.11%		$54,037,826	0.54%	1.70%	0.54%	19.58%
Year Ended October 31, 2015	$10.68	0.18	(0.08)	0.10	(0.20)	(0.23)	(0.43)	$10.35	0.95%		$55,283,435	0.58%	1.70%	0.58%	13.81%

Class C Shares
Year Ended October 31, 2019	$9.84	0.14	0.61	0.75	(0.15)	(0.51)	(0.66)	$9.93	8.37%		$42,816,557	1.28%	1.40%	1.28%	42.30%	(g)
Year Ended October 31, 2018	$10.46	0.12	(0.21)	(0.09)	(0.15)	(0.38)	(0.53)	$9.84	(1.05%	)	$46,816,101	1.28%	1.18%	1.28%	22.97%
Year Ended October 31, 2017	$10.09	0.13	0.72	0.85	(0.14)	(0.34)	(0.48)	$10.46	8.74%		$52,822,319	1.28%	1.31%	1.28%	22.71%
Year Ended October 31, 2016	$10.29	0.10	0.14	0.24	(0.11)	(0.33)	(0.44)	$10.09	2.47%		$60,735,873	1.28%	0.95%	1.28%	19.58%
Year Ended October 31, 2015	$10.63	0.10	(0.08)	0.02	(0.13)	(0.23)	(0.36)	$10.29	0.15%		$60,039,930	1.28%	0.96%	1.28%	13.81%

Class R Shares
Year Ended October 31, 2019	$9.92	0.18	0.61	0.79	(0.19)	(0.51)	(0.70)	$10.01	8.74%		$34,742,070	0.87%	1.82%	0.87%	42.30%	(g)
Year Ended October 31, 2018	$10.54	0.17	(0.22)	(0.05)	(0.19)	(0.38)	(0.57)	$9.92	(0.63%	)	$39,807,735	0.86%	1.62%	0.86%	22.97%
Year Ended October 31, 2017	$10.16	0.18	0.73	0.91	(0.19)	(0.34)	(0.53)	$10.54	9.27%		$51,281,805	0.85%	1.75%	0.85%	22.71%
Year Ended October 31, 2016	$10.36	0.14	0.14	0.28	(0.15)	(0.33)	(0.48)	$10.16	2.88%		$57,969,013	0.85%	1.39%	0.85%	19.58%
Year Ended October 31, 2015	$10.70	0.15	(0.09)	0.06	(0.17)	(0.23)	(0.40)	$10.36	0.57%		$66,666,515	0.84%	1.45%	0.84%	13.81%

Class R6 Shares (h)
Year Ended October 31, 2019	$10.02	0.24	0.62	0.86	(0.25)	(0.51)	(0.76)	$10.12	9.47%		$137,632,868	0.22%	2.43%	0.22%	42.30%	(g)
Year Ended October 31, 2018	$10.63	0.23	(0.20)	0.03	(0.26)	(0.38)	(0.64)	$10.02	0.13%		$120,763,200	0.21%	2.24%	0.21%	22.97%
Year Ended October 31, 2017	$10.25	0.24	0.74	0.98	(0.26)	(0.34)	(0.60)	$10.63	9.89%		$119,928,414	0.21%	2.34%	0.21%	22.71%
Year Ended October 31, 2016	$10.45	0.21	0.13	0.34	(0.21)	(0.33)	(0.54)	$10.25	3.53%		$150,948,313	0.20%	2.02%	0.20%	19.58%
Year Ended October 31, 2015	$10.79	0.22	(0.09)	0.13	(0.24)	(0.23)	(0.47)	$10.45	1.23%		$125,766,263	0.20%	2.04%	0.20%	13.81%

Institutional Service Class Shares
Year Ended October 31, 2019	$9.97	0.23	0.62	0.85	(0.24)	(0.51)	(0.75)	$10.07	9.38%		$8,865,165	0.35%	2.35%	0.35%	42.30%	(g)
Year Ended October 31, 2018	$10.59	0.22	(0.21)	0.01	(0.25)	(0.38)	(0.63)	$9.97	(0.06%	)	$12,694,105	0.30%	2.12%	0.30%	22.97%
Year Ended October 31, 2017	$10.21	0.22	0.75	0.97	(0.25)	(0.34)	(0.59)	$10.59	9.85%		$10,656,590	0.30%	2.14%	0.30%	22.71%
Year Ended October 31, 2016	$10.41	0.20	0.13	0.33	(0.20)	(0.33)	(0.53)	$10.21	3.43%		$3,300,780	0.30%	1.94%	0.30%	19.58%
Year Ended October 31, 2015	$10.75	0.19	(0.07)	0.12	(0.23)	(0.23)	(0.46)	$10.41	1.12%		$3,028,431	0.32%	1.84%	0.32%	13.81%

Service Class Shares
Year Ended October 31, 2019	$9.97	0.20	0.61	0.81	(0.21)	(0.51)	(0.72)	$10.06	8.96%		$151,769,825	0.63%	2.04%	0.63%	42.30%	(g)
Year Ended October 31, 2018	$10.58	0.19	(0.20)	(0.01)	(0.22)	(0.38)	(0.60)	$9.97	(0.28%	)	$157,756,114	0.61%	1.86%	0.61%	22.97%
Year Ended October 31, 2017	$10.20	0.21	0.73	0.94	(0.22)	(0.34)	(0.56)	$10.58	9.50%		$185,927,647	0.60%	2.01%	0.60%	22.71%
Year Ended October 31, 2016	$10.40	0.16	0.14	0.30	(0.17)	(0.33)	(0.50)	$10.20	3.12%		$206,587,771	0.60%	1.63%	0.60%	19.58%
Year Ended October 31, 2015	$10.74	0.18	(0.09)	0.09	(0.20)	(0.23)	(0.43)	$10.40	0.82%		$245,435,520	0.60%	1.67%	0.60%	13.81%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes securities received or delivered in-kind.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

56

Fund Commentary	Nationwide Investor Destinations Conservative Fund

For the annual period ended October 31, 2019, the Nationwide Investor Destinations Conservative Fund (Class A at NAV*) returned 7.95% versus 10.72% for its benchmark, the Morningstar® Conservative Target Risk Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Allocation — 15% to 30% Equity (consisting of 198 funds as of October 31, 2019), was 8.10% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the reporting period was a product of positive results across asset classes and underlying investments. Although the market environment exhibited bouts of increased volatility and geopolitical uncertainty during the reporting period that often affected the day-to-day performance of asset classes, the overall result was almost uniformly positive.

During the reporting period, U.S. stocks posted strong results, with large-capitalization stocks leading the way as the S&P 500® Index returned 14.33% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, returned 9.02%, and U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 4.90%. Non-U.S. stocks faced the headwinds of sluggish economic growth and global trade concerns, and thus did not fare as well as the S&P 500® Index. For the reporting period, the MSCI EAFE® Index (representing non-U.S. developed market countries) returned 11.04%, and the MSCI Emerging Markets® Index was up 11.86%.

U.S. and non-U.S. bonds also showed positive results during the reporting period amid continued economic growth paired with falling interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51% as the Federal Reserve cut interest rates during the reporting period. Meanwhile the ICE Bank of America/Merrill Lynch US High Yield Master II Index returned 8.32% for the reporting period, as positive economic fundamentals and investor demand for yield helped keep credit spreads tight. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 7.82% for the reporting period as international interest rates also fell amid economic and geopolitical uncertainty and central bank easing.

On December 13, 2018, the Fund invested in a new underlying Fund, the Nationwide Multi-Cap Portfolio, which is benchmarked to the Russell 3000® Index and intended to exceed the benchmark’s performance with limited tracking error via less-correlated alpha-generation strategies.** Allocations to the underlying Nationwide S&P 500 Index Fund, Nationwide Mid Cap Market Index Fund and Nationwide Small Cap Index Fund subsequently were reduced.

The Fund temporarily held U.S. equity futures while transitioning assets into the Nationwide Multi-Cap Portfolio. The impact of holding U.S. equity futures was not material to Fund performance over the reporting period.

All of the Fund’s 14 underlying investments held during the reporting period posted positive returns. The underlying Nationwide Multi-Cap Portfolio (Class R6) and the underlying Nationwide Bond Index Fund (Class R6) returned 17.11%† and 11.34%, respectively, and were the largest contributors to the Fund’s returns for the period. The smallest contributors to Fund returns were the underlying Nationwide Emerging Markets Debt Fund (Class R6) and the underlying iShares Core MSCI Emerging Markets ETF, which posted returns of 15.04% and 11.64%, respectively, during the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

* Performance is shown for the Fund’s Class A shares to correspond with the class used for performance reporting in the Fund’s prospectus. Service Class shares previously were shown in the Fund’s annual reports for performance reporting.

57

Fund Commentary (cont.)	Nationwide Investor Destinations Conservative Fund

** Alpha is an investment’s return that is not a result of general market movement and refers to excess returns over the benchmark. An alpha of zero means that a fund is tracking perfectly with the benchmark index and that the manager has not added or lost additional value compared to the overall market.

† The return shown is for the period when the Fund added the Nationwide Multi-Cap Portfolio as an underlying investment on December 13, 2018, through October 31, 2019, rather than the full reporting period.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantees a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

58

Fund Overview	Nationwide Investor Destinations Conservative Fund

Asset Allocation1

Fixed Income Funds	48.1%
Investment Contract	23.2%
Equity Funds	22.7%
Alternative Assets	6.0%
Liabilities in excess of other assets†	0.0%
100.0%

Top Holdings2

Nationwide Contract	23.2%
Nationwide Bond Index Fund, Class R6	18.2%
Nationwide Loomis Short Term Bond Fund, Class R6	13.8%
Nationwide Multi-Cap Portfolio, Class R6	13.1%
Nationwide Core Plus Bond Fund, Class R6	9.1%
Nationwide International Index Fund, Class R6	5.6%
Nationwide Inflation-Protected Securities Fund, Class R6	5.0%
Nationwide Amundi Strategic Income Fund, Class R6	3.0%
iShares 20+ Year Treasury Bond ETF	2.1%
Nationwide Mid Cap Market Index Fund, Class R6	2.0%
Other Holdings	4.9%
100.0%

†	Amount rounds to less than 0.1%.

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

59

Fund Performance	Nationwide Investor Destinations Conservative Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	7.95%	3.33%	3.95%
	w/ SC2	1.75%	2.11%	3.34%
Class C	w/o SC1	7.08%	2.58%	3.20%
	w/SC3	6.08%	N/A	N/A
Class R4,5		7.51%	3.00%	3.61%
Class R6[4,6]		8.16%	3.66%	4.27%
Institutional Service Class[4]		8.21%	3.58%	3.61%	[7]
Service Class[4]		7.74%	3.27%	3.86%
Morningstar® Conservative Target Risk Index		10.72%	3.79%	4.52%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of March 3, 2014.

Expense Ratios

Expense Ratio^
Class A	0.81%
Class C	1.55%
Class R	1.13%
Class R6	0.48%
Institutional Service Class	0.56%
Service Class	0.88%

^

Current effective prospectus dated February 28, 2019. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

60

Fund Performance (cont.)	Nationwide Investor Destinations Conservative Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Conservative Fund versus the Morningstar® Conservative Target Risk Index over the 10-year period ended 10/31/19. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

61

Shareholder Expense Example	Nationwide Investor Destinations Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Conservative Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19(a)	Expense Ratio During Period (%) 5/1/19 - 10/31/19(a)
Class A Shares	Actual	(b)	1,000.00	1,031.50	2.77	0.54
	Hypothetical	(b)(c)	1,000.00	1,022.48	2.75	0.54
Class C Shares	Actual	(b)	1,000.00	1,026.80	6.54	1.28
	Hypothetical	(b)(c)	1,000.00	1,018.75	6.51	1.28
Class R Shares	Actual	(b)	1,000.00	1,028.80	4.45	0.87
	Hypothetical	(b)(c)	1,000.00	1,020.82	4.43	0.87
Class R6 Shares	Actual	(b)	1,000.00	1,032.00	1.08	0.21
	Hypothetical	(b)(c)	1,000.00	1,024.15	1.07	0.21
Institutional Service Class Shares	Actual	(b)	1,000.00	1,032.70	1.43	0.28
	Hypothetical	(b)(c)	1,000.00	1,023.79	1.43	0.28
Service Class Shares	Actual	(b)	1,000.00	1,030.00	3.12	0.61
	Hypothetical	(b)(c)	1,000.00	1,022.13	3.11	0.61

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

62

Statement of Investments

October 31, 2019

Nationwide Investor Destinations Conservative Fund

Investment Companies 73.2%

	Shares	Value

Alternative Assets 6.0%
Nationwide Amundi Global High Yield Fund, Class R6 (a)	1,375,830	$13,510,646
Nationwide Amundi Strategic Income Fund, Class R6 (a)	1,916,991	19,917,542
Nationwide Emerging Markets Debt Fund, Class R6 (a)	670,317	6,830,533

Total Alternative Assets (cost $40,372,818)		40,258,721

Equity Funds 21.2%
Nationwide International Index Fund, Class R6 (a)	4,734,667	37,403,872
Nationwide International Small Cap Fund, Class R6 (a)	347,448	3,411,935
Nationwide Mid Cap Market Index Fund, Class R6 (a)	870,651	13,521,210
Nationwide Multi-Cap Portfolio, Class R6 (a)	7,525,719	87,373,601

Total Equity Funds (cost $132,570,445)		141,710,618

Fixed Income Funds 46.0%
Nationwide Bond Index Fund, Class R6 (a)	10,695,241	121,390,984
Nationwide Core Plus Bond Fund, Class R6 (a)	5,818,610	60,629,919
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	3,303,334	33,231,544
Nationwide Loomis Short Term Bond Fund, Class R6 (a)	9,112,352	92,034,760

Total Fixed Income Funds (cost $300,685,440)		307,287,207

Total Investment Companies (cost $473,628,703)		489,256,546

Exchange Traded Funds 3.6%
Equity Fund 1.5%
iShares Core MSCI Emerging Markets ETF	189,728	9,708,382

Fixed Income Fund 2.1%
iShares 20+ Year Treasury Bond ETF	99,518	14,055,922

Total Exchange Traded Funds (cost $23,626,918)		23,764,304

Investment Contract 23.2%

	Principal Amount	Value

Nationwide Contract, 2.50%^¥ (a)(b)	$155,037,226	$155,037,226

Total Investment Contract (cost $155,037,226)		155,037,226

Total Investments (cost $652,292,847) — 100.0%		668,058,076

Liabilities in excess of other assets — 0.0%†		(193,133)

NET ASSETS — 100.0%		$667,864,943

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

†	Amount rounds to less than 0.1%.

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

63

Statement of Assets and Liabilities

October 31, 2019

Nationwide Investor Destinations Conservative Fund
Assets:
Investment securities of affiliated issuers, at value (cost $628,665,929)	$644,293,772
Investment securities of unaffiliated issuers, at value (cost $23,626,918)	23,764,304
Interest receivable	14
Receivable for investments sold	451,348
Receivable for capital shares issued	641,852
Prepaid expenses	35,357

Total Assets	669,186,647

Liabilities:
Payable for capital shares redeemed	845,236
Cash overdraft (Note 2)	50,853
Accrued expenses and other payables:
Investment advisory fees	73,438
Fund administration fees	22,311
Distribution fees	161,647
Administrative servicing fees	81,707
Accounting and transfer agent fees	13,002
Trustee fees	2,825
Custodian fees	17,219
Compliance program costs (Note 3)	925
Professional fees	18,329
Printing fees	26,131
Other	8,081

Total Liabilities	1,321,704

Net Assets	$667,864,943

Represented by:
Capital	$653,950,765
Total distributable earnings (loss)	13,914,178

Net Assets	$667,864,943

Net Assets:
Class A Shares	$84,754,172
Class C Shares	124,962,092
Class R Shares	28,863,925
Class R6 Shares	92,131,438
Institutional Service Class Shares	219,475,997
Service Class Shares	117,677,319

Total	$667,864,943

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	8,262,150
Class C Shares	12,251,858
Class R Shares	2,820,695
Class R6 Shares	8,932,323
Institutional Service Class Shares	21,332,181
Service Class Shares	11,433,423

Total	65,032,630

64

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide Investor Destinations Conservative Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.26
Class C Shares (b)	$10.20
Class R Shares	$10.23
Class R6 Shares	$10.31
Institutional Service Class Shares	$10.29
Service Class Shares	$10.29
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.89

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

65

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Investor Destinations Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$13,642,121
Interest income from affiliated issuers	3,990,922
Dividend income from unaffiliated issuers	453,403
Interest income (unaffiliated)	128,958
Income from securities lending (Note 2)	859

Total Income	18,216,263

EXPENSES:
Investment advisory fees	858,586
Fund administration fees	197,769
Distribution fees Class A	203,357
Distribution fees Class C	1,328,699
Distribution fees Class R	148,239
Distribution fees Service Class	290,873
Administrative servicing fees Class A	65,075
Administrative servicing fees Class C	93,008
Administrative servicing fees Class R	47,185
Administrative servicing fees Institutional Service Class	148,044
Administrative servicing fees Service Class	174,525
Registration and filing fees	85,777
Professional fees	45,750
Printing fees	59,636
Trustee fees	24,107
Custodian fees	43,204
Accounting and transfer agent fees	47,532
Compliance program costs (Note 3)	3,293
Other	18,120

Total expenses before earnings credit	3,882,779

Earnings credit (Note 5)	(22,795)

Net Expenses	3,859,984

NET INVESTMENT INCOME	14,356,279

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated issuers	7,268,993
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	(3,293,891)
Transactions in investment securities of unaffiliated issuers	(2,166,014)
Expiration or closing of futures contracts (Note 2)	(221,712)

Net realized gains	1,587,376

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	30,198,703
Investment securities of unaffiliated issuers	3,114,323

Net change in unrealized appreciation/depreciation	33,313,026

Net realized/unrealized gains	34,900,402

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$49,256,681

The accompanying notes are an integral part of these financial statements.

66

Statements of Changes in Net Assets

	Nationwide Investor Destinations Conservative Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$14,356,279	$14,416,904
Net realized gains	1,587,376	18,713,313
Net change in unrealized appreciation/depreciation	33,313,026	(36,153,897)

Change in net assets resulting from operations	49,256,681	(3,023,680)

Distributions to Shareholders From:
Distributable earnings:
Class A	(4,189,450)	(3,439,273)
Class C	(5,962,584)	(3,451,688)
Class R	(1,442,853)	(936,050)
Class R6	(4,685,758)	(2,785,516)
Institutional Service Class	(11,365,556)	(7,298,807)
Service Class	(5,712,773)	(3,781,056)

Change in net assets from shareholder distributions	(33,358,974)	(21,692,390)

Change in net assets from capital transactions	(33,968,877)	(22,498,502)

Change in net assets	(18,071,170)	(47,214,572)

Net Assets:
Beginning of year	685,936,113	733,150,685

End of year	$667,864,943	$685,936,113

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$21,626,858	$30,364,833
Proceeds from shares issued in class conversion (Note 1)	313,839	–
Dividends reinvested	3,757,424	2,908,605
Cost of shares redeemed	(34,725,561)	(56,659,793)

Total Class A Shares	(9,027,440)	(23,386,355)

Class C Shares
Proceeds from shares issued	16,905,585	29,348,272
Dividends reinvested	5,583,781	3,145,380
Cost of shares redeemed in class conversion (Note 1)	(313,839)	–
Cost of shares redeemed	(41,614,958)	(39,679,721)

Total Class C Shares	(19,439,431)	(7,186,069)

Class R Shares
Proceeds from shares issued	6,390,962	4,100,412
Dividends reinvested	1,421,399	917,645
Cost of shares redeemed	(10,132,190)	(11,094,873)

Total Class R Shares	(2,319,829)	(6,076,816)

Class R6 Shares
Proceeds from shares issued	24,200,953	16,804,377
Dividends reinvested	4,622,179	2,776,157
Cost of shares redeemed	(23,858,876)	(16,432,800)

Total Class R6 Shares	4,964,256	3,147,734

Institutional Service Class Shares
Proceeds from shares issued	81,512,350	126,991,668
Dividends reinvested	9,113,648	5,550,077
Cost of shares redeemed	(94,069,414)	(111,797,442)

Total Institutional Service Class Shares	(3,443,416)	20,744,303

67

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Conservative Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
CAPITAL TRANSACTIONS: (continued)
Service Class Shares
Proceeds from shares issued	$19,398,691	$20,992,033
Dividends reinvested	5,701,695	3,772,844
Cost of shares redeemed	(29,803,403)	(34,506,176)

Total Service Class Shares	(4,703,017)	(9,741,299)

Change in net assets from capital transactions	$(33,968,877)	$(22,498,502)

SHARE TRANSACTIONS:
Class A Shares
Issued	2,158,438	2,958,242
Issued in class conversion (Note 1)	30,890	–
Reinvested	389,416	284,183
Redeemed	(3,498,607)	(5,538,490)

Total Class A Shares	(919,863)	(2,296,065)

Class C Shares
Issued	1,704,150	2,875,428
Reinvested	583,729	308,533
Redeemed in class conversion (Note 1)	(31,042)	–
Redeemed	(4,197,276)	(3,893,126)

Total Class C Shares	(1,940,439)	(709,165)

Class R Shares
Issued	641,029	401,581
Reinvested	147,905	89,817
Redeemed	(1,018,789)	(1,082,867)

Total Class R Shares	(229,855)	(591,469)

Class R6 Shares
Issued	2,408,076	1,632,019
Reinvested	475,168	269,937
Redeemed	(2,356,949)	(1,595,296)

Total Class R6 Shares	526,295	306,660

Institutional Service Class Shares
Issued	8,121,919	12,348,640
Reinvested	940,827	540,901
Redeemed	(9,452,732)	(10,913,215)

Total Institutional Service Class Shares	(389,986)	1,976,326

Service Class Shares
Issued	1,933,202	2,039,983
Reinvested	588,488	367,302
Redeemed	(2,967,242)	(3,356,792)

Total Service Class Shares	(445,552)	(949,507)

Total change in shares	(3,399,400)	(2,263,220)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

68

Statement of Cash Flows

For the Year Ended October 31, 2019

Nationwide Investor Destinations Conservative Fund
DECREASE IN CASH
Cash flows provided by operating activities:
Net increase in net assets from operations	$49,256,681
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(138,600,305)
Proceeds from disposition of investment securities of affiliated issuers	134,350,111
Purchase of investment securities of unaffiliated issuers	(13,776,581)
Proceeds from disposition of investment securities of unaffiliated issuers	90,202,465
Reinvestment of dividend income from affiliated issuers	(13,642,121)
Reinvestment of interest income from affiliated issuers	(3,990,922)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(30,198,703)
Change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	(3,114,323)
Reinvestment of net realized gain distributions from affiliated issuers	(7,268,993)
Net realized loss from investment transactions with affiliated issuers	3,293,891
Net realized loss from transactions in investment securities of unaffiliated issuers	2,166,014
Decrease in receivable for investments sold	196,199
Increase in interest and dividends receivable	(14)
Decrease in prepaid expenses	1,044
Decrease in investment advisory fees payable	(4,283)
Decrease in fund administration fees payable	(5,813)
Decrease in distribution fees payable	(19,735)
Decrease in administrative servicing fees payable	(21,262)
Decrease in accounting and transfer agent fees payable	(2,968)
Increase in trustee fees payable	556
Increase in custodian fees payable	12,136
Increase in compliance program costs payable	459
Decrease in professional fees payable	(162)
Increase in printing fees payable	9,802
Increase in other payables	1,064

Net cash provided by operating activities	68,844,237

Cash flows used in financing activities:
Proceeds from shares issued	169,876,468
Cost of shares redeemed	(235,613,654)
Cash overdraft	50,853
Cash distributions paid to shareholders	(3,158,848)

Net cash used in financing activities	(68,845,181)

Net decrease in cash	(944)

Cash:
Beginning of period	944

End of period	$–

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $30,200,126.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated issuers of $24,902,036.

Non-cash operating activities not included herein consist of securities received in-kind from affiliated issuers of $75,753,006.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

69

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$10.01	0.22	0.54	0.76	(0.23)	(0.28)	(0.51)	$10.26	7.95%		$84,754,172	0.54%	2.22%	0.54%	27.16%	(g)
Year Ended October 31, 2018	$10.36	0.21	(0.25)	(0.04)	(0.21)	(0.10)	(0.31)	$10.01	(0.44%	)	$91,956,405	0.53%	2.03%	0.53%	21.58%
Year Ended October 31, 2017	$10.16	0.21	0.30	0.51	(0.21)	(0.10)	(0.31)	$10.36	5.15%		$118,949,342	0.53%	2.06%	0.53%	30.99%
Year Ended October 31, 2016	$10.14	0.17	0.16	0.33	(0.18)	(0.13)	(0.31)	$10.16	3.31%		$155,015,063	0.54%	1.67%	0.54%	14.83%
Year Ended October 31, 2015	$10.30	0.17	(0.08)	0.09	(0.18)	(0.07)	(0.25)	$10.14	0.91%		$89,550,546	0.55%	1.69%	0.55%	15.91%

Class C Shares
Year Ended October 31, 2019	$9.96	0.15	0.52	0.67	(0.15)	(0.28)	(0.43)	$10.20	7.08%		$124,962,092	1.28%	1.49%	1.28%	27.16%	(g)
Year Ended October 31, 2018	$10.31	0.13	(0.24)	(0.11)	(0.14)	(0.10)	(0.24)	$9.96	(1.18%	)	$141,350,080	1.27%	1.28%	1.27%	21.58%
Year Ended October 31, 2017	$10.11	0.13	0.31	0.44	(0.14)	(0.10)	(0.24)	$10.31	4.41%		$153,601,464	1.27%	1.30%	1.27%	30.99%
Year Ended October 31, 2016	$10.09	0.09	0.16	0.25	(0.10)	(0.13)	(0.23)	$10.11	2.58%		$148,901,612	1.28%	0.94%	1.28%	14.83%
Year Ended October 31, 2015	$10.25	0.09	(0.07)	0.02	(0.11)	(0.07)	(0.18)	$10.09	0.21%		$110,901,426	1.29%	0.92%	1.29%	15.91%

Class R Shares
Year Ended October 31, 2019	$9.99	0.19	0.53	0.72	(0.20)	(0.28)	(0.48)	$10.23	7.51%		$28,863,925	0.87%	1.90%	0.87%	27.16%	(g)
Year Ended October 31, 2018	$10.34	0.17	(0.24)	(0.07)	(0.18)	(0.10)	(0.28)	$9.99	(0.76%	)	$30,479,796	0.85%	1.70%	0.85%	21.58%
Year Ended October 31, 2017	$10.14	0.18	0.30	0.48	(0.18)	(0.10)	(0.28)	$10.34	4.83%		$37,657,787	0.84%	1.74%	0.84%	30.99%
Year Ended October 31, 2016	$10.12	0.14	0.15	0.29	(0.14)	(0.13)	(0.27)	$10.14	2.97%		$46,395,556	0.85%	1.37%	0.85%	14.83%
Year Ended October 31, 2015	$10.27	0.14	(0.07)	0.07	(0.15)	(0.07)	(0.22)	$10.12	0.67%		$42,487,159	0.86%	1.39%	0.86%	15.91%

Class R6 Shares (h)
Year Ended October 31, 2019	$10.07	0.25	0.53	0.78	(0.26)	(0.28)	(0.54)	$10.31	8.16%		$92,131,438	0.21%	2.52%	0.21%	27.16%	(g)
Year Ended October 31, 2018	$10.42	0.24	(0.24)	–	(0.25)	(0.10)	(0.35)	$10.07	(0.10%	)	$84,633,584	0.20%	2.35%	0.20%	21.58%
Year Ended October 31, 2017	$10.21	0.24	0.32	0.56	(0.25)	(0.10)	(0.35)	$10.42	5.58%		$84,374,346	0.20%	2.35%	0.20%	30.99%
Year Ended October 31, 2016	$10.19	0.20	0.16	0.36	(0.21)	(0.13)	(0.34)	$10.21	3.63%		$105,411,080	0.20%	2.02%	0.20%	14.83%
Year Ended October 31, 2015	$10.35	0.21	(0.08)	0.13	(0.22)	(0.07)	(0.29)	$10.19	1.25%		$83,673,339	0.21%	2.02%	0.21%	15.91%

Institutional Service Class Shares
Year Ended October 31, 2019	$10.04	0.25	0.53	0.78	(0.25)	(0.28)	(0.53)	$10.29	8.21%		$219,475,997	0.28%	2.49%	0.28%	27.16%	(g)
Year Ended October 31, 2018	$10.39	0.23	(0.24)	(0.01)	(0.24)	(0.10)	(0.34)	$10.04	(0.19%	)	$218,169,172	0.28%	2.26%	0.28%	21.58%
Year Ended October 31, 2017	$10.19	0.23	0.31	0.54	(0.24)	(0.10)	(0.34)	$10.39	5.40%		$205,208,144	0.29%	2.25%	0.29%	30.99%
Year Ended October 31, 2016	$10.17	0.19	0.16	0.35	(0.20)	(0.13)	(0.33)	$10.19	3.55%		$115,594,654	0.30%	1.90%	0.30%	14.83%
Year Ended October 31, 2015	$10.33	0.19	(0.07)	0.12	(0.21)	(0.07)	(0.28)	$10.17	1.17%		$46,044,533	0.31%	1.87%	0.31%	15.91%

Service Class Shares
Year Ended October 31, 2019	$10.05	0.21	0.53	0.74	(0.22)	(0.28)	(0.50)	$10.29	7.74%		$117,677,319	0.61%	2.14%	0.61%	27.16%	(g)
Year Ended October 31, 2018	$10.40	0.20	(0.24)	(0.04)	(0.21)	(0.10)	(0.31)	$10.05	(0.50%	)	$119,347,076	0.60%	1.95%	0.60%	21.58%
Year Ended October 31, 2017	$10.19	0.20	0.32	0.52	(0.21)	(0.10)	(0.31)	$10.40	5.17%		$133,359,602	0.59%	1.99%	0.59%	30.99%
Year Ended October 31, 2016	$10.17	0.16	0.16	0.32	(0.17)	(0.13)	(0.30)	$10.19	3.22%		$152,002,561	0.60%	1.63%	0.60%	14.83%
Year Ended October 31, 2015	$10.32	0.17	(0.07)	0.10	(0.18)	(0.07)	(0.25)	$10.17	0.94%		$173,472,921	0.61%	1.63%	0.61%	15.91%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes securities received or delivered in-kind.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

70

Notes to Financial Statements

October 31, 2019

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2019, the Trust operates forty-nine (49) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the five (5) series listed below (each, a “Fund”; collectively, the “Funds”). Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

- Nationwide Investor Destinations Aggressive Fund (“Investor Destinations Aggressive”)

- Nationwide Investor Destinations Moderately Aggressive Fund (“Investor Destinations Moderately Aggressive”)

- Nationwide Investor Destinations Moderate Fund (“Investor Destinations Moderate”)

- Nationwide Investor Destinations Moderately Conservative Fund (“Investor Destinations Moderately Conservative”)

- Nationwide Investor Destinations Conservative Fund (“Investor Destinations Conservative”)

Each of the Funds operates as a “fund-of-funds,” which means that each of the Funds pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, and in unaffiliated mutual funds (including exchange traded funds) (“Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. Each of the Funds may also invest in an unregistered fixed investment contract (the “Nationwide Contract”) issued by Nationwide Life Insurance Company (“NLIC”), which is a direct wholly owned subsidiary of NFS.

The Funds currently offer Class A, Class C, Class R, Service Class, Class R6 and Institutional Service Class shares. Effective October 3, 2019, the majority of Class C shares converted for shareholder accounts open for 10 years or longer and will continue to convert to Class A shares ten years after their purchase as described in each Fund’s prospectus. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Each of the Funds is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported

71

Notes to Financial Statements (Continued)

October 31, 2019

amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Certain Funds currently invest in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in a contract, which is currently assessed and may be adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, a Fund may lose money. Because the entire contract is issued by NLIC, the financial health of NLIC may have a greater impact on the value of a Fund that invests in it. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Funds a new fixed interest contract (or amend the existing contract). NFA can increase or

72

Notes to Financial Statements (Continued)

October 31, 2019

redeem all or a portion of a Fund’s investment in the Nationwide Contract on a daily basis for any reason without imposition of any sales charge or market value adjustment. Neither the Funds, NFA, NLIC nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income.

The Funds’ portfolio managers believe that the stable nature of the Nationwide Contract may reduce a Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper a Fund’s performance.

The interest credited to each Fund on a daily basis as a result of the investment in the Nationwide Contract is reinvested in the Nationwide Contract. Therefore, the par value represents the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the current interest rate); and (iii) current day net purchase or redemption. For the period from November 1, 2018 through December 31, 2018, the rate was 2.65%. For the period from January 1, 2019 through March 31, 2019, the rate was 2.65%. For the period from April 1, 2019 through June 30, 2019, the rate was 2.60%. For the period from July 1, 2019 through September 30, 2019, the rate was 2.50%. For the period from October 1, 2019 through October 31, 2019, the rate was 2.50%. Effective November 1, 2019, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

At October 31, 2019, 100% of the market value of Investor Destinations Aggressive and Investor Destinations Moderately Aggressive was determined based on Level 1 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2019. Please refer to the Statements of Investments for additional information on portfolio holdings.

Investor Destinations Moderate

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$74,208,205	$—	$—	$74,208,205
Investment Companies	1,050,357,242	—	—	1,050,357,242
Investment Contract	—	—	131,059,368	131,059,368
Total	$1,124,565,447	$—	$131,059,368	$1,255,624,815

Investor Destinations Moderately Conservative

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$19,621,027	$—	$—	$19,621,027
Investment Companies	345,763,951	—	—	345,763,951
Investment Contract	—	—	70,933,606	70,933,606
Total	$365,384,978	$—	$70,933,606	$436,318,584

73

Notes to Financial Statements (Continued)

October 31, 2019

Investor Destinations Conservative

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$23,764,304	$–	$–	$23,764,304
Investment Companies	489,256,546	–	–	489,256,546
Investment Contract	–	–	155,037,226	155,037,226
Total	$513,020,850	$–	$155,037,226	$668,058,076

Amounts designated as “—” are zero or have been rounded to zero.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

Investor Destinations Moderate

	Investment Contract	Total
Balance as of 10/31/2018	$139,314,583	$139,314,583
Purchases*	14,837,600	14,837,600
Sales	(23,092,815)	(23,092,815)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2019	$131,059,368	$131,059,368

Investor Destinations Moderately Conservative

	Investment Contract	Total
Balance as of 10/31/2018	$75,523,896	$75,523,896
Purchases*	9,582,057	9,582,057
Sales	(14,172,347)	(14,172,347)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2019	$70,933,606	$70,933,606

Investor Destinations Conservative

	Investment Contract	Total
Balance as of 10/31/2018	$165,332,384	$165,332,384
Purchases*	18,512,269	18,512,269
Sales	(28,807,427)	(28,807,427)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2019	$155,037,226	$155,037,226

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Funds’ Level 3 financial instrument. The significant unobservable inputs used in the fair value measurement of Funds’ investment in the Nationwide

74

Notes to Financial Statements (Continued)

October 31, 2019

Contract include interest rate and daily transactions value. Significant change in any of these inputs would significantly change the fair value measure of the Nationwide Contract. The interest rate and daily transactions value results in stable valuation of the Nationwide Contract.

Instrument	Principal Valuation Technique	Unobservable Inputs	Range (Weighted Average)*
Nationwide Contract	Cost Analysis	Interest Rate	2.50% (2.50%)
		Daily Transactions	$1.00 ($1.00)
*

NFA can increase or redeem all or a portion of each Fund’s investment in the Nationwide Contract on a daily basis for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

For additional information about the unaffiliated Underlying Funds’ valuation policies, please refer to the unaffiliated funds’ most recent annual or semiannual report.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

75

Notes to Financial Statements (Continued)

October 31, 2019

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

76

Notes to Financial Statements (Continued)

October 31, 2019

(b)	Cash Overdraft

As of October 31, 2019, certain Funds had overdrawn balances with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. These advances are separate from, and were not made pursuant to, the credit agreement discussed in Note 5. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

Funds that had overdrawn balances as of October 31, 2019 were as follows:

Fund	Amount
Investor Destinations Aggressive	$117,823
Investor Destinations Moderately Aggressive	87,157
Investor Destinations Moderate	57,757
Investor Destinations Moderately Conservative	20,957
Investor Destinations Conservative	50,853

(c)	Futures Contracts

Certain Funds are subject to equity price risk in the normal course of pursuing their objective(s). Certain Funds entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, a Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited

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Notes to Financial Statements (Continued)

October 31, 2019

counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Funds’ futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable/Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts”, as applicable.

At October 31, 2019, the Funds had no open futures contracts.

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of October 31, 2019:

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2019

Investor Destinations Aggressive

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(4,815,410)
Total	$(4,815,410)

Investor Destinations Moderately Aggressive

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(6,832,499)
Total	$(6,832,499)

Investor Destinations Moderate

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(4,954,737)
Total	$(4,954,737)

Investor Destinations Moderately Conservative

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(1,153,104)
Total	$(1,153,104)

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Notes to Financial Statements (Continued)

October 31, 2019

Investor Destinations Conservative

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(221,712)
Total	$(221,712)

The following tables provide a summary of the Funds’ average volume of derivative instruments held during the year ended October 31, 2019:

Investor Destinations Aggressive

Futures Contracts:
Average Notional Balance Long	$12,666,962

Investor Destinations Moderately Aggressive

Futures Contracts:
Average Notional Balance Long	$18,883,746

Investor Destinations Moderate

Futures Contracts:
Average Notional Balance Long	$14,184,027

Investor Destinations Moderately Conservative

Futures Contracts:
Average Notional Balance Long	$3,246,307

Investor Destinations Conservative

Futures Contracts:
Average Notional Balance Long	$2,588,558

(d)	Securities Lending

During the year ended October 31, 2019, certain Funds entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Funds. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.

The Funds receive payments from BBH equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Funds also receive interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from

79

Notes to Financial Statements (Continued)

October 31, 2019

BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Investments Money Market Government Portfolio, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Funds and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At October 31, 2019, the Funds did not have any portfolio securities on loan.

(e)	Joint Repurchase Agreements

During the year ended October 31, 2019, certain Funds, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, each Fund participates on a pro rata basis with other clients of BBH in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

At October 31, 2019, the Funds did not invest in any repurchase agreements.

80

Notes to Financial Statements (Continued)

October 31, 2019

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statement of Operations as such. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2019 are primarily attributable to tax equalization and investments in regulated investment companies. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of October 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, or interest expense deferred. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended October 31, 2019 were as follows:

Fund	Capital	Total Distributable Earnings (Loss)
Investor Destinations Aggressive	$8,908,052	$(8,908,052)
Investor Destinations Moderately Aggressive	12,904,425	(12,904,425)
Investor Destinations Moderate	—	—
Investor Destinations Moderately Conservative	—	—
Investor Destinations Conservative	—	—

Amounts designated as “—” are zero or have been rounded to zero.

(h)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

81

Notes to Financial Statements (Continued)

October 31, 2019

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, a Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Funds define Cash and Cash Equivalents as cash, restricted cash, money market funds and other investments held in lieu of cash.

(j)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. Each Fund pays NFA an investment advisory fee of 0.13% per year based on the Fund’s average daily net assets. For the year ended October 31, 2019, the Funds’ effective advisory fee rate was 0.13%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of a Fund’s business) from exceeding 0.25% for each share class until February 29, 2020.

NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or reimbursed by NFA is not

82

Notes to Financial Statements (Continued)

October 31, 2019

permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2019, the Funds had no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amounts were reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust (“NVIT”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the year ended October 31, 2019, NFM received $1,336,497 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2019, the Funds’ aggregate portion of such costs amounted to $23,808.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate of 0.25% for Class A shares, 1.00% for Class C shares, 0.50% for Class R shares, and 0.25% for Service Class shares of each Fund. Class R6 and Institutional Service Class shares do not pay a distribution fee.

83

Notes to Financial Statements (Continued)

October 31, 2019

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. The Funds’ Class A sales charges range from 0.00% to 5.75% based on the amount purchased. During the year ended October 31, 2019, the Funds imposed front-end sales charges of $526,271. From these fees, NFD retained a portion amounting to $66,911.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable Class A and Class C CDSCs are 1.00% for all Funds. During the year ended October 31, 2019, the Funds imposed CDSCs of $3,871. NFD retained all of the CDSCs imposed by the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, Class R, Institutional Service Class, and Service Class shares of each of the Funds.

For the year ended October 31, 2019, the effective rates for administrative services fees were as follows:

Fund	Class A	Class C	Class R	Institutional Service Class	Service Class
Investor Destinations Aggressive	0.09%	0.09%	0.16%	0.10%	0.15%
Investor Destinations Moderately Aggressive	0.09	0.06	0.16	0.10	0.15
Investor Destinations Moderate	0.09	0.06	0.15	0.10	0.15
Investor Destinations Moderately Conservative	0.08	0.06	0.15	0.13	0.16
Investor Destinations Conservative	0.08	0.07	0.16	0.07	0.15

For the year ended October 31, 2019, each Fund’s total administrative services fees were as follows:

Fund	Amount
Investor Destinations Aggressive	$1,099,478
Investor Destinations Moderately Aggressive	1,567,876
Investor Destinations Moderate	1,212,123
Investor Destinations Moderately Conservative	389,469
Investor Destinations Conservative	527,837

84

Notes to Financial Statements (Continued)

October 31, 2019

As of October 31, 2019, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Investor Destinations Aggressive	49.21%
Investor Destinations Moderately Aggressive	39.63
Investor Destinations Moderate	37.13
Investor Destinations Moderately Conservative	24.02
Investor Destinations Conservative	10.42

Each Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge a Fund any sales charge for buying or selling Underlying Fund shares. However, a Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how a Fund’s assets are allocated among the Underlying Funds.

During the year ended October 31, 2019, shares of affiliated Underlying Funds held by the Funds were redeemed in-kind for the below amounts:

	Nationwide S&P 500 Index Fund		Nationwide Small Cap Index Fund		Nationwide Mid Cap Market Index Fund
Fund	Securities Market Value	Cash	Securities Market Value	Cash	Securities Market Value	Cash
Investor Destinations Aggressive	$304,613,805	$5,649,244	$23,079,152	$1,159,050	$88,641,566	$4,152,635
Investor Destinations Moderately Aggressive	473,043,283	8,859,253	29,672,280	1,474,698	111,410,376	5,215,476
Investor Destinations Moderate	352,452,916	6,601,673	17,506,789	895,598	58,852,767	2,763,954
Investor Destinations Moderately Conservative	80,988,881	1,564,504	4,254,788	266,850	17,423,421	828,026
Investor Destinations Conservative	60,380,834	1,157,978	3,230,214	217,638	12,141,958	581,479

Each Fund subsequently sold the investments it had received in-kind. The realized gains (losses) from those transactions are included in the Statement of Operations under “Net realized gains (losses) from transactions in investment securities of unaffiliated issuers”.

85

Notes to Financial Statements (Continued)

October 31, 2019

4.  Investments in Affiliated Issuers

Each of the Funds invests in Class R6 shares of the affiliated Underlying Funds, and each of the Funds can invest in the Nationwide Contract. The Funds’ transactions in the shares of the affiliated Underlying Funds and in the Nationwide Contract during the year ended October 31, 2019 were as follows:

Investor Destinations Aggressive

Security Description	Shares/ Principal at October 31, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Global High Yield Fund, Class R6	986,335	10,422,852	1,470,447	(2,199,291)		(125,407)	117,209	9,685,810	782,597	37,792
Nationwide Emerging Markets Debt Fund, Class R6	961,474	10,368,928	1,356,056	(2,567,421)		(193,311)	833,166	9,797,418	599,694	89,529
Nationwide International Index Fund, Class R6	28,355,821	243,912,197	22,904,261	(50,691,313)		6,685,385	1,200,454	224,010,984	9,901,588	5,322,667
Nationwide International Small Cap Fund, Class R6	3,982,792	37,184,552	7,769,002	(5,304,200)		(625,354)	87,017	39,111,017	1,128,653	3,640,573
Nationwide Loomis All Cap Growth Fund, Class R6	3,155,873	39,656,270	3,979,543	(7,614,604)		864,977	1,615,468	38,501,654	124,763	2,737,412
Nationwide Mid Cap Market Index Fund, Class R6	7,482,421	193,276,350	39,467,484	(110,244,190	)(b)	2,637,456	(8,935,109)	116,201,991	1,692,585	14,198,885
Nationwide Multi-Cap Portfolio, Class R6	37,951,411	—	424,202,870	(35,249,810)		2,480,470	49,182,356	440,615,886	3,233,582	—
Nationwide S&P 500 Index Fund, Class R6	—	327,089,137	22,958,720	(336,192,012	)(b)	35,749,391	(49,605,236)	—	1,790,853	19,176,170
Nationwide Small Cap Index Fund, Class R6	—	24,031,886	3,640,035	(25,284,962	)(b)	(2,984,054)	597,095	—	74,258	3,160,505
Nationwide Bond Index Fund, Class R6	1,277,364	15,219,736	2,289,616	(4,160,739)		(82,598)	1,232,063	14,498,078	398,839	—
Nationwide Core Plus Bond Fund, Class R6	463,524	5,307,962	597,677	(1,390,054)		(44,898)	359,230	4,829,917	156,171	416
Total		906,469,870	530,635,711	(580,898,596)		44,362,057	(3,316,287)	897,252,755	19,883,583	48,363,949

Investor Destinations Moderately Aggressive

Security Description	Shares/ Principal at October 31, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Global High Yield Fund, Class R6	4,655,780	48,204,349	5,844,506	(8,318,264)	(465,277)	454,446	45,719,760	3,728,899	181,344
Nationwide Amundi Strategic Income Fund, Class R6	2,161,114	24,941,794	2,441,572	(5,275,051)	(181,926)	527,588	22,453,977	1,010,094	—
Nationwide Emerging Markets Debt Fund, Class R6	3,025,072	32,140,244	3,589,771	(6,943,465)	(499,172)	2,538,108	30,825,486	1,932,692	289,088
Nationwide International Index Fund, Class R6	34,921,216	324,444,574	28,893,961	(87,360,042)	13,329,485	(3,430,368)	275,877,610	12,793,407	7,181,172
Nationwide International Small Cap Fund, Class R6	5,484,048	50,449,070	11,149,533	(7,061,337)	(736,121)	52,210	53,853,355	1,541,183	4,965,828
Nationwide Loomis All Cap Growth Fund, Class R6	3,725,250	46,148,713	4,635,059	(8,298,025)	957,393	2,004,915	45,448,055	148,569	3,271,403

86

Notes to Financial Statements (Continued)

October 31, 2019

Investor Destinations Moderately Aggressive (continued)

Security Description	Shares/ Principal at October 31, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Mid Cap Market Index Fund, Class R6	7,851,689	240,730,009	27,421,932	(134,284,770	)(b)	3,583,955	(15,514,388)	121,936,738	1,967,139	17,940,323
Nationwide Multi-Cap Portfolio, Class R6	57,009,181	—	637,669,589	(53,182,784)		4,121,246	73,268,543	661,876,594	4,815,816	—
Nationwide S&P 500 Index Fund, Class R6	—	489,809,648	33,169,068	(504,160,949	)(b)	59,518,829	(78,336,596)	—	2,754,399	29,016,949
Nationwide Small Cap Index Fund, Class R6	—	29,830,760	4,855,653	(31,777,665	)(b)	(3,727,163)	818,415	—	93,138	3,964,072
Nationwide Bond Index Fund, Class R6	8,707,270	101,825,357	12,176,243	(23,074,808)		(970,087)	8,870,809	98,827,514	2,744,125	—
Nationwide Core Plus Bond Fund, Class R6	5,833,498	63,659,168	5,592,225	(12,456,538)		(279,742)	4,269,937	60,785,050	1,980,221	5,208
Nationwide Inflation-Protected Securities Fund, Class R6	1,489,975	16,258,552	1,301,599	(3,489,287)		(78,265)	996,551	14,989,150	358,405	—
Total		1,468,442,238	778,740,711	(885,682,985)		74,573,155	(3,479,830)	1,432,593,289	35,868,087	66,815,387

Investor Destinations Moderate

Security Description	Shares/ Principal at October 31, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Global High Yield Fund, Class R6	3,812,808	39,613,129	4,852,703	(7,010,841)		(384,118)	370,901	37,441,774	3,058,639	148,993
Nationwide Amundi Strategic Income Fund, Class R6	1,776,088	20,026,137	1,969,470	(3,829,733)		(131,786)	419,468	18,453,556	828,672	—
Nationwide Emerging Markets Debt Fund, Class R6	2,477,571	26,163,493	2,910,738	(5,502,689)		(389,523)	2,064,426	25,246,445	1,580,110	236,309
Nationwide International Index Fund, Class R6	23,040,973	196,425,420	23,794,505	(44,984,984)		(1,723,610)	8,512,354	182,023,685	8,070,788	4,351,995
Nationwide International Small Cap Fund, Class R6	2,565,939	23,484,389	5,878,026	(3,867,770)		(446,788)	149,663	25,197,520	717,895	2,311,747
Nationwide Loomis All Cap Growth Fund, Class R6	2,033,337	24,701,758	3,017,861	(4,580,794)		571,129	1,096,762	24,806,716	79,908	1,750,807
Nationwide Mid Cap Market Index Fund, Class R6	4,216,310	127,398,663	16,873,419	(72,603,269	)(b)	1,462,961	(7,652,487)	65,479,287	1,048,635	9,507,130
Nationwide Multi-Cap Portfolio, Class R6	40,282,025	—	452,513,113	(39,438,881)		2,951,245	51,648,836	467,674,313	3,384,322	—
Nationwide S&P 500 Index Fund, Class R6	—	364,472,807	26,826,895	(376,902,719	)(b)	16,462,653	(30,859,636)	—	2,058,514	21,760,870
Nationwide Small Cap Index Fund, Class R6	—	17,963,258	2,623,429	(18,792,812	)(b)	(2,720,197)	926,322	—	56,057	2,385,875
Nationwide Bond Index Fund, Class R6	7,137,707	83,682,837	10,042,484	(19,189,954)		(748,474)	7,226,084	81,012,977	2,250,278	—
Nationwide Core Plus Bond Fund, Class R6	5,972,564	65,397,672	5,715,016	(12,968,892)		(282,442)	4,372,760	62,234,114	2,026,940	5,316

87

Notes to Financial Statements (Continued)

October 31, 2019

Investor Destinations Moderate (continued)

Security Description	Shares/ Principal at October 31, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Inflation-Protected Securities Fund, Class R6	1,220,443	13,053,934	1,062,265	(2,590,476)	(52,329)	804,267	12,277,661	291,560	—
Nationwide Loomis Short Term Bond Fund, Class R6	4,802,890	52,858,415	4,721,392	(10,575,957)	(186,635)	1,691,979	48,509,194	1,294,946	—
Nationwide Contract^¥(a)	$131,059,368	139,314,583	14,837,600	(23,092,815)	—	—	131,059,368	3,422,120	—
Total		1,194,556,495	577,638,916	(645,932,586)	14,382,086	40,771,699	1,181,416,610	30,169,384	42,459,042

Investor Destinations Moderately Conservative

Security Description	Shares/ Principal at October 31, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Global High Yield Fund, Class R6	1,335,682	13,634,549	2,099,170	(2,648,787)		(117,708)	149,175	13,116,399	1,063,874	50,973
Nationwide Amundi Strategic Income Fund, Class R6	622,086	6,924,160	831,140	(1,401,031)		(39,417)	148,623	6,463,475	289,301	—
Nationwide Emerging Markets Debt Fund, Class R6	433,980	4,468,190	625,891	(975,998)		(58,396)	362,571	4,422,258	270,896	40,405
Nationwide International Index Fund, Class R6	5,566,847	52,826,697	8,899,768	(19,432,525)		(724,864)	2,409,016	43,978,092	2,077,997	1,182,653
Nationwide International Small Cap Fund, Class R6	449,626	1,996,446	3,165,832	(918,883)		(90,970)	262,899	4,415,324	68,578	196,745
Nationwide Mid Cap Market Index Fund, Class R6	1,268,664	37,275,862	6,487,873	(22,340,899	)(b)	(307,227)	(1,413,259)	19,702,350	312,265	2,799,069
Nationwide Multi-Cap Portfolio, Class R6	9,734,232	—	111,733,744	(12,433,262)		943,394	12,770,555	113,014,431	828,059	—
Nationwide S&P 500 Index Fund, Class R6	—	83,500,946	6,740,477	(86,977,360	)(b)	1,947,248	(5,211,311)	—	473,260	4,994,803
Nationwide Small Cap Index Fund, Class R6	—	4,177,376	841,018	(4,628,260	)(b)	(558,325)	168,191	—	13,041	555,041
Nationwide Bond Index Fund, Class R6	5,573,789	64,756,338	8,715,519	(15,273,556)		(460,081)	5,524,284	63,262,504	1,765,317	—
Nationwide Core Plus Bond Fund, Class R6	2,928,442	31,917,522	3,397,343	(6,821,362)		(141,398)	2,162,264	30,514,369	998,414	2,567
Nationwide Inflation-Protected Securities Fund, Class R6	1,282,155	13,558,938	1,383,430	(2,841,334)		(107,234)	904,682	12,898,482	305,466	—
Nationwide Loomis Short Term Bond Fund, Class R6	3,363,987	36,270,537	3,995,054	(7,356,848)		(95,736)	1,163,260	33,976,267	909,608	—
Nationwide Contract^¥(a)	$70,933,606	75,523,896	9,582,057	(14,172,347)		—	—	70,933,606	1,872,334	—
Total		426,831,457	168,498,316	(198,222,452)		189,286	19,400,950	416,697,557	11,248,410	9,822,256

88

Notes to Financial Statements (Continued)

October 31, 2019

Investor Destinations Conservative

Security Description	Shares/ Principal at October 31, 2019	Market Value October 31, 2018 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)		Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Global High Yield Fund, Class R6	1,375,830	14,232,429	2,241,233	(2,977,280)		(141,057)	155,321	13,510,646	1,074,948	51,754
Nationwide Amundi Strategic Income Fund, Class R6	1,916,991	21,109,333	2,233,602	(3,750,760)		(105,179)	430,546	19,917,542	868,690	—
Nationwide Emerging Markets Debt Fund, Class R6	670,317	7,237,380	926,937	(1,787,433)		(111,690)	565,339	6,830,533	412,669	61,606
Nationwide International Index Fund, Class R6	4,734,667	40,313,598	7,383,340	(11,672,134)		452,723	926,345	37,403,872	1,623,517	884,861
Nationwide International Small Cap Fund, Class R6	347,448	—	5,291,178	(2,173,368)		33,474	260,651	3,411,935	10,869	—
Nationwide Mid Cap Market Index Fund, Class R6	870,651	26,253,149	4,322,394	(15,794,971	)(b)	(950,279)	(309,083)	13,521,210	214,079	1,948,359
Nationwide Multi-Cap Portfolio, Class R6	7,525,719	—	85,003,677	(8,329,028)		517,643	10,181,309	87,373,601	633,233	—
Nationwide S&P 500 Index Fund, Class R6	—	68,099,710	4,468,370	(69,674,584	)(b)	(1,171,650)	(1,721,846)	—	359,859	3,894,786
Nationwide Small Cap Index Fund, Class R6	—	3,221,778	654,601	(3,580,350	)(b)	(397,662)	101,633	—	9,928	422,562
Nationwide Bond Index Fund, Class R6	10,695,241	123,977,200	13,930,304	(25,993,914)		(833,498)	10,310,892	121,390,984	3,315,202	—
Nationwide Core Plus Bond Fund, Class R6	5,818,610	62,504,476	6,055,334	(11,836,524)		(394,726)	4,301,359	60,629,919	1,940,852	5,065
Nationwide Inflation-Protected Securities Fund, Class R6	3,303,334	34,844,862	3,048,239	(6,652,907)		44,011	1,947,339	33,231,544	769,597	—
Nationwide Loomis Short Term Bond Fund, Class R6	9,112,352	96,863,437	9,430,863	(17,072,437)		(236,001)	3,048,898	92,034,760	2,408,678	—
Nationwide Contract^¥(a)	$155,037,226	165,332,384	18,512,269	(28,807,427)		—	—	155,037,226	3,990,922	—
Total		663,989,736	163,502,341	(210,103,117)		(3,293,891)	30,198,703	644,293,772	17,633,043	7,268,993

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
^	Value determined using significant unobservable inputs.

89

Notes to Financial Statements (Continued)

October 31, 2019

¥	Fair valued security.
(a)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate is assessed and may change quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(b)	Proceeds from sales includes securities received in-kind.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund or exchange traded fund) may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NVIT (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended October 31, 2019, the Funds had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended October 31, 2019, none of the Funds engaged in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in a Fund’s custody accounts, which are used to offset custody fees of a Fund. Credits earned, if any, are presented in the Statement of Operations.

90

Notes to Financial Statements (Continued)

October 31, 2019

6.  Investment Transactions

For the year ended October 31, 2019, purchases and sales of investments (excluding short-term securities) were as follows:

Fund	Purchases*^	Sales#
Investor Destinations Aggressive	$550,791,719	$588,412,779
Investor Destinations Moderately Aggressive	833,177,889	891,229,425
Investor Destinations Moderate	610,454,827	663,908,153
Investor Destinations Moderately Conservative	182,731,141	204,141,373
Investor Destinations Conservative	177,278,346	225,419,691
*	Purchases include reinvestment of income and realized gain distributions, as applicable.
^	Purchases exclude securities received in-kind from affiliated Underlying Funds as shown below.
#	Sales exclude sales of securities received in-kind from affiliated Underlying Funds as shown below.

Fund	Excluded from Purchases	Excluded from Sales
Investor Destinations Aggressive	$416,334,523	$414,665,910
Investor Destinations Moderately Aggressive	614,125,939	612,048,241
Investor Destinations Moderate	428,812,472	427,610,337
Investor Destinations Moderately Conservative	102,667,090	102,349,772
Investor Destinations Conservative	75,753,006	74,884,243

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated or unaffiliated Underlying Fund’s annual or semiannual report to shareholders.

The Underlying Funds in which the Funds invest may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Funds. Please refer to each current prospectus for a discussion of the risks associated with investing in the Funds. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Underlying Fund, may also be found in each such affiliated or unaffiliated Underlying Fund’s annual or semiannual report to shareholders.

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Investments Money Market Government Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Government Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Government Portfolio, Institutional Class may decline in value, causing losses to the Trust.

91

Notes to Financial Statements (Continued)

October 31, 2019

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. The Funds will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of November 1, 2019. As a result of the adoption of ASU 2017-08, as of November 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

Each Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge a Fund any sales charge for buying or selling Underlying Fund shares. However, a Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of a Fund. Actual indirect expenses vary depending on how a Fund’s assets are allocated among the Underlying Funds.

10.  Other

As of October 31, 2019, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Investor Destinations Aggressive	53.44%	3	(a)
Investor Destinations Moderately Aggressive	52.54	3	(a)
Investor Destinations Moderate	49.60	3	(a)
Investor Destinations Moderately Conservative	26.37	1
Investor Destinations Conservative	11.69	1
(a)	All or a portion of the accounts are the accounts of affiliated funds.

92

Notes to Financial Statements (Continued)

October 31, 2019

11.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2019 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Investor Destinations Aggressive	$21,776,774	$90,305,368	$112,082,142	$—	$112,082,142
Investor Destinations Moderately Aggressive	37,725,968	146,877,843	184,603,811	—	184,603,811
Investor Destinations Moderate	29,799,373	99,852,487	129,651,860	—	129,651,860
Investor Destinations Moderately Conservative	9,749,301	22,009,707	31,759,008	—	31,759,008
Investor Destinations Conservative	14,767,652	18,591,322	33,358,974	—	33,358,974

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended October 31, 2018 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Investor Destinations Aggressive	$26,473,366	$116,609,720	$143,083,086	$—	$143,083,086
Investor Destinations Moderately Aggressive	42,258,070	150,342,278	192,600,348	—	192,600,348
Investor Destinations Moderate	31,707,076	75,975,288	107,682,364	—	107,682,364
Investor Destinations Moderately Conservative	10,002,204	16,911,520	26,913,724	—	26,913,724
Investor Destinations Conservative	14,852,391	6,839,999	21,692,390	—	21,692,390

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include short-term capital gains, if any.

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
Investor Destinations Aggressive	$—	$73,172,871	$73,172,871	$—	$—	$31,941,668	$105,114,539
Investor Destinations Moderately Aggressive	1,771,439	105,518,561	107,290,000	—	—	52,161,200	159,451,200

93

Notes to Financial Statements (Continued)

October 31, 2019

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
Investor Destinations Moderate	1,869,027	46,342,701	48,211,728	—	—	46,627,167	94,838,895
Investor Destinations Moderately Conservative	910,216	8,397,966	9,308,182	—	—	9,341,185	18,649,367
Investor Destinations Conservative	1,271,539	2,185,363	3,456,902	—	—	10,457,276	13,914,178

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of October 31, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

Fund	Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investor Destinations Aggressive	$949,757,347	$43,719,050	$(11,777,382)	$31,941,668
Investor Destinations Moderately Aggressive	1,491,965,035	69,335,227	(17,174,027)	52,161,200
Investor Destinations Moderate	1,208,997,648	54,241,527	(7,614,360)	46,627,167
Investor Destinations Moderately Conservative	426,977,399	11,463,548	(2,122,363)	9,341,185
Investor Destinations Conservative	657,600,800	13,242,481	(2,785,205)	10,457,276

12.  Subsequent Events

On December 4, 2019, in conjunction with the 15(c) Board meeting, certain of the Funds’ agreements were renewed. There were no significant changes to the terms of these agreements, outside of extending effective dates.

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

94

Report of Independent Registered Public Accounting Firm

October 31, 2019

To the Board of Trustees of Nationwide Mutual Funds and Shareholders of Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund and Nationwide Investor Destinations Conservative Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of each of Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund and Nationwide Investor Destinations Conservative Fund (five of the funds constituting Nationwide Mutual Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, and for Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund and Nationwide Investor Destinations Conservative Fund, the statements of cash flows for the year ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019, for Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund and Nationwide Investor Destinations Conservative Fund, the results of each of their cash flows for the year then ended, and each of the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and Nationwide Contract issuer. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Mutual Funds, since 1997.

95

Supplemental Information

October 31, 2019 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended October 31, 2019, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Investor Destinations Aggressive	33.29%
Investor Destinations Moderately Aggressive	27.32
Investor Destinations Moderate	23.73
Investor Destinations Moderately Conservative	17.07
Investor Destinations Conservative	8.79

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Investor Destinations Aggressive	$99,213,420
Investor Destinations Moderately Aggressive	159,782,268
Investor Destinations Moderate	99,852,487
Investor Destinations Moderately Conservative	22,009,707
Investor Destinations Conservative	18,591,322

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2019, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
Investor Destinations Aggressive	$8,305,335	$0.0803
Investor Destinations Moderately Aggressive	11,604,492	0.0732
Investor Destinations Moderate	7,382,554	0.0563
Investor Destinations Moderately Conservative	1,615,591	0.0372
Investor Destinations Conservative	1,421,911	0.0219

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2019, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
Investor Destinations Aggressive	$813,662	$0.0079
Investor Destinations Moderately Aggressive	1,008,355	0.0064
Investor Destinations Moderate	617,300	0.0047
Investor Destinations Moderately Conservative	136,434	0.0031
Investor Destinations Conservative	112,382	0.0017

96

Management Information

October 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 50 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

97

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

98

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

99

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

100

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

101

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues, which includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Index with a remaining maturity of one to three years, including Treasurys, government-related issues and corporate securities.

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged index that measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury; a subset of the Global Inflation-Linked Index (Series-L).

ICE BofA Merrill Lynch Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

ICE BofA Merrill Lynch Global High Yield Index (USD Hedged): An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros. The index is hedged against the fluctuations of the constituent currencies versus the U.S. dollar.

ICE BofAML US High Yield Master II Index: An unmanaged index that tracks the performance of U.S. dollar-denominated below investment-grade corporate debt publicly issued in the U.S. domestic market.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality,

102

Market Index Definitions (cont.)

accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasurys, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the performance of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

Morningstar® Lifetime Moderate Income Index: An index representing a portfolio of global equities, bonds and traditional inflation hedges such as commodities and Treasury Inflation-Protected Securities. This portfolio is held in proportions appropriate for a U.S. investor who is at least ten years into retirement.

Morningstar® Target Risk Indexes: A series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

●	The Morningstar® Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar® Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar® Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar® Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar® Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its

103

Market Index Definitions (cont.)

portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Small Cap Index: An equity index capturing small-capitalization representation across developed markets countries around the world, excluding the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

104

Market Index Definitions (cont.)

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index: A market capitalization-weighted index based on the Russell 3000® Index. The Russell 3000 Growth Index includes companies that display signs of above-average growth. The index is used to provide a gauge of the performance of growth stocks in the United States.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P Biotechnology Select Industry Index: An unmanaged index designed to measure the performance of stocks in the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS®) biotechnology sub-industry.

S&P/Citigroup International Treasury Bond Ex-U.S. Index (Hedged): An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $2.4 billion to $8.2 billion).

S&P North American Technology Sector IndexTM: An unmanaged, modified, market capitalization-weighted index that measures the performance of the information technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

The S&P Target Date® Indexes: A series of 12 unmanaged, multi-asset class indexes consisting of the S&P Target Date Retirement Income Index plus 11 indexes that correspond to a specific target retirement date (ranging from 2010 through 2060+). The series reflects a subset of target date funds, each of which generally has an asset allocation mix and glide path featuring total equity exposure that continues to become more conservative after retirement. Each index in the series reflects varying levels of exposure to equities, bonds, and other asset classes.

105

Market Index Definitions (cont.)

The S&P Target Date® To Indexes: A series of 12 unmanaged, multi-asset class indexes consisting of the S&P Target Date To Retirement Income Index plus 11 indexes that correspond to a specific target retirement date (ranging from 2010 through 2060+). The series reflects a subset of target date funds, each of which generally has an asset allocation mix and glide path featuring relatively conservative total equity exposure near retirement and static total equity exposure after retirement. Each index in the series reflects varying levels of exposure to equities, bonds, and other asset classes and becomes more conservative with the approach of the target retirement date.

The S&P Total Market Index (S&P TMI): an unmanaged index designed to track the broad equity market, including large-, mid-, small-, and micro-cap stocks. The S&P 500® Index is a subset of the S&P TMI.

106

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established to issue securities and hold certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities the principal and earned interest.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Bottom-up investment approach: A method of investing that involves focusing on an individual company rather than on the industry in which a company operates or on the economy as a whole; it is the microeconomic analysis of a company or stock.

Convertible securities: Debt securities that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Equity securities: Securities that represent ownership interests in the issuers. Common stock is the most common type of equity security.

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as the ETFs are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent obligations by the issuers to pay specified rates of interest or dividends at specified times, and to pay the securities’ principal at maturity.

107

Glossary (cont.)

Futures: Contracts that obligate the buyers to buy and the sellers to sell specified quantities of underlying assets (or settle for the cash value of a contract based on underlying assets) at specified prices on each contract’s maturity date.

Growth style: Investing in equity securities of companies that the fund’s subadviser believes have above-average rates of earnings growth and which may experience above-average increases in stock price.

High-yield bonds (also known as junk bonds): Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates to help compensate for the fact that the issuers are at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Quantitative techniques: Mathematical and statistical methods used in the investment process to evaluate market conditions and to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s adviser to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in the fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Swap: An agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying asset.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

108

Glossary (cont.)

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States and may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a fund’s subadviser believes are undervalued, i.e., the securities are priced at less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall over time. A high level of volatility means that the fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the fund’s value is not expected to fluctuate significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

109

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfundprospectuses. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. © 2019

AR-ID  (12/19)

Annual Report

October 31, 2019

Nationwide Mutual Funds

Fixed-Income Funds

Nationwide Bond Fund

Nationwide Core Plus Bond Fund

Nationwide Government Money Market Fund

Nationwide Inflation-Protected Securities Fund

Nationwide Loomis Core Bond Fund

Nationwide Loomis Short Term Bond Fund

IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by the Securities and Exchange Commission, Nationwide Mutual Funds will no longer mail paper copies of your Fund’s annual and semiannual reports, unless you specifically request paper copies of those reports. Instead, Nationwide Mutual Funds will post the reports on the Funds’ website, nationwide.com/mutualfundprospectuses, and will mail you a notice of availability each time a report is posted and provide you with the website link to access the reports.

If you already have elected to receive these reports electronically (known as eDelivery), you will not be affected by this change and you do not need to take any action. You may elect to receive reports and other fund documents via eDelivery by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling Shareholder Services at 800-848-0920.

You may elect to receive all future reports in paper via U.S. mail free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly in a Nationwide Mutual Fund, you can call Shareholder Services at 800-848-0920 to register your preference that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all Funds held in your account.

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended October 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period and through the last two months of 2018, however, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 14.3% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 11.0% and the MSCI Emerging Markets® Index returning 11.9%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in nine of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth in the fourth calendar quarter of 2018 at 1.1%, followed by 3.1% in the first quarter of 2019, 2.0% in the second quarter and 1.9% in the third quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21% but has been negative in the first three quarters of 2019, driven by overseas weakness and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed is expected to pause for the remainder of the calendar year, with fading expectations for additional cuts in 2020 as the economy shows signs of rebounding. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 3.15% to 1.69% during the reporting period, and the 2-year Treasury yield dropping from 2.88% to 1.52%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.17% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right

1

Message to Investors (cont.)

balance for your goals. Thank you for your continued support and confidence.

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of October 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	12.73%
Bloomberg Barclays Municipal Bond	9.42%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.89%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	20.14%
Bloomberg Barclays U.S. Aggregate Bond	11.51%
Bloomberg Barclays U.S. Corporate High Yield	8.38%
MSCI EAFE®	11.04%
MSCI Emerging Markets®	11.86%
MSCI World ex USA	11.27%
Russell 1000® Growth	17.10%
Russell 1000® Value	11.21%
Russell 2000®	4.90%
S&P 500®	14.33%

Source: Morningstar

2

Fund Commentary	Nationwide Bond Fund

For the annual period ended October 31, 2019, the Nationwide Bond Fund (Institutional Service Class) returned 11.16% versus 11.51% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Intermediate Core-Plus Bond (consisting of 617 funds as of October 31, 2019), was 10.41% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The reporting period began with the sell-off of risky assets buoyed by trade war escalations between the United States and China, along with concerns of faster-than-anticipated 2019 rate hikes by the Federal Reserve (Fed). Once the 10-year rate rose above 3.20%, risky assets fled to the safe haven of government bonds. Dwindling tailwinds from the 2017 corporate tax cuts, slower demand driving oil prices down and fear of a global economic slowdown added to the tumultuous end of 2018.

When the Fed raised rates in December 2018, the consensus was that quantitative tightening would continue through 2019 (even though an ease was priced in by the markets). Although the consumer remained in solid shape, as unemployment hit 3.5%, a 50-year low, manufacturing and services data was becoming soft, which led the Fed to signal at its March 2019 Federal Open Market Committee (FOMC) meeting that there would be no more rate hikes in 2019. The Fed continued its dovish rhetoric with the softening economic data throughout 2019, which led to three separate 25-basis-point cuts made in July, September and October of 2019. On top of the fear of a U.S. economic slowdown were the headwinds created by geopolitical difficulties: namely, the U.S. and China trade war and the risk of a hard Brexit. There appears to be no end in sight to the trade war, but throughout the 12-month reporting period the random instances of escalation for tariffs caused momentary blips in the markets as investors tried to decipher potential impacts. The new prime minister of the UK promised that the UK would leave the European Union on October 31, 2019, but that did not occur and now

Brexit will hinge on a general election on December 12, 2019. Ultimately, risk assets ended the 12-month reporting period having generated solid returns from the sharp decrease in rates, tighter credit spreads and the lack of inflation generation from softening economic data.

Ten-year Treasuries began the reporting period at 3.14%, reached as high as 3.22% and settled at 1.69% by the end of the period. With the Fed’s dovish rhetoric and rate cuts to continue the current economic expansion, the S&P 500® Index was up 14.33% at the end of the reporting period. Rates were significantly lower by the end of the period, with investment grade credit spreads tightening from 1.12% to 1.05%, and 30-year agency mortgage-backed securities (MBS) spreads widening from 0.97% over comparable-duration Treasuries to 1.04%.

Contributors to Fund Performance

During the reporting period, the Fund had overweight positions in corporate bonds and Treasury Inflation-Protected Securities (TIPS). These overweight positions contributed positively to Fund performance due to the sharp decrease in rates and the lack of inflation generation. The Fund also had overweight positions in asset-backed securities (ABS) (primarily collateralized loan obligations), non-agency mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS). These overweight positions were based on the view that credit conditions were favorable. These positions all contributed positively to Fund performance for the reporting period.

Detractors from Fund Performance

Government securities, minus TIPS, as the Fund’s largest underweight position, proved to be the Fund’s biggest detractor from performance for the reporting period. The Fed’s change in policy from the beginning of the period to implementing and being poised for future rate cuts caused rates to sharply drop throughout the 12-month period. The Fund also was underweight MBS, which detracted from Fund performance. Throughout the reporting period, the Fund was short duration relative to the benchmark. With the significant rally in rates, this positioning detracted from Fund

3

Fund Commentary (cont.)	Nationwide Bond Fund

performance for the period but was slightly offset by the Fund’s positioning for a steeper yield curve.

During the reporting period, the Fund employed derivatives, specifically U.S. Treasury Futures, to manage duration exposure. Futures are an efficient means by which the portfolio manager hedges the Fund’s exposure to changes in interest rates and do not materially affect overall performance.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Gary S. Davis, CFA and Corsan Maley

The Fund is subject to the risks of investing in fixed-income securities (including high-yield bonds) and including default risk and interest rate risk. Funds that invest in high-yield securities are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds. Increased volatility may reduce the market value of high-yield bonds. They are also subject to the claims-paying ability of the issuing company. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may invest in derivatives (which create investment leverage and are highly volatile). The Fund’s holdings may subject the Fund to liquidity risk, making it more volatile than other mutual funds. Please refer to the most-recent prospectus for a more-detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	Nationwide Bond Fund

Asset Allocation1

Corporate Bonds	35.3%
Mortgage-Backed Securities	18.1%
Asset-Backed Securities	14.8%
U.S. Treasury Obligations	11.6%
Collateralized Mortgage Obligations	8.0%
Commercial Mortgage-Backed Securities	5.4%
Municipal Bonds	0.5%
Purchased Options†	0.0%
Written Options†	(0.0)%
Futures Contracts	(0.3)%
Other assets in excess of liabilities§	6.6%
100.0%

Top Industries2

Electric Utilities	5.1%
Banks	4.4%
Oil, Gas & Consumable Fuels	3.8%
Multi-Utilities	2.9%
Capital Markets	2.8%
Diversified Telecommunication Services	2.0%
Pharmaceuticals	2.0%
Equity Real Estate Investment Trusts (REITs)	1.7%
Insurance	1.5%
Aerospace & Defense	1.3%
Other Industries	72.5%
100.0%

Top Holdings2

U.S. Treasury Notes, 2.63%, 1/31/2026	5.5%
U.S. Treasury Notes, 1.50%, 8/31/2021	3.5%
UMBS, 3.50%, 8/1/2049	3.1%
UMBS, 3.50%, 2/1/2047	2.8%
UMBS, 4.50%, 8/1/2048	2.4%
UMBS, 3.50%, 8/1/2049	2.3%
UMBS, 3.50%, 2/1/2048	2.0%
BBCMS Mortgage Trust, 3.39%, 8/14/2036	1.8%
Chase Mortgage Finance Corp., 3.75%, 12/25/2045	1.8%
Long Beach Mortgage Loan Trust, 2.56%, 8/25/2035	1.7%
Other Holdings	73.1%
100.0%

†	Amount rounds to less than 0.1%.

§	Please refer to the Statement of Assets and Liabilities for additional details.

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

5

Fund Performance	Nationwide Bond Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	10.93%	2.97%	4.10%
	w/SC2	8.48%	2.50%	3.64%
Class C	w/o SC1	10.07%	2.18%	3.34%
	w/SC3	9.07%	N/A	N/A
Class R4,5		10.79%	2.63%	3.77%
Class R6[4,6]		11.34%	3.26%	3.03%	[7]
Institutional Service Class[8]	w/o SC1 w/SC9	11.16% 11.16%	3.21% 3.21%	4.35% 3.88%
Bloomberg Barclays U.S. Aggregate Bond Index		11.51%	3.24%	3.73%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Prior to October 29, 2013, a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of December 6, 2012.

[8]	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

[9]	A 4.50% front-end sales charge was deducted on Class D Shares through July 31, 2012. Effective August 1, 2012, the front-end sales charge was eliminated.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	0.80%	0.73%
Class C	1.56%	1.49%
Class R	1.21%	1.14%
Class R6	0.51%	0.44%
Institutional Service Class	0.57%	0.50%

^

Current effective prospectus dated February 28, 2019. The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	Nationwide Bond Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Bond Fund versus the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index over the 10-year period ended 10/31/19. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	Nationwide Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bond Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19	Expense Ratio During Period (%) 5/1/19 - 10/31/19
Class A Shares	Actual	(a)	1,000.00	1,052.10	3.72	0.72
	Hypothetical	(a)(b)	1,000.00	1,021.58	3.67	0.72
Class C Shares	Actual	(a)	1,000.00	1,046.80	7.69	1.49
	Hypothetical	(a)(b)	1,000.00	1,017.69	7.58	1.49
Class R Shares	Actual	(a)	1,000.00	1,050.80	4.91	0.95
	Hypothetical	(a)(b)	1,000.00	1,020.42	4.84	0.95
Class R6 Shares	Actual	(a)	1,000.00	1,053.40	2.28	0.44
	Hypothetical	(a)(b)	1,000.00	1,022.99	2.24	0.44
Institutional Service Class Shares	Actual	(a)	1,000.00	1,053.10	2.69	0.52
	Hypothetical	(a)(b)	1,000.00	1,022.58	2.65	0.52

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

October 31, 2019

Nationwide Bond Fund

Asset-Backed Securities 14.8%

	Principal Amount	Value

Airlines 1.9%
Air Canada Pass-Through Trust, Series 2015-1, Class B, 3.88%, 3/15/2023 (a)	$2,804,085	$2,842,258
American Airlines Pass-Through Trust, Series 2013-2, Class B, 5.60%, 7/15/2020 (a)	415,347	421,742
British Airways Pass-Through Trust, Series 2013-1, Class B, 5.63%, 6/20/2020 (a)	131,412	132,853
Continental Airlines Pass-Through Trust, Series 2007-1, Class B, 6.90%, 4/19/2022	131,969	137,649
United Airlines Pass-Through Trust
Series 2014-1, Class B, 4.75%, 4/11/2022	909,415	939,027
Series 2016-1, Class B, 3.65%, 1/7/2026	2,625,042	2,680,002

		7,153,531

Automobiles 1.9%
Flagship Credit Auto Trust, Series 2019-3, Class A, 2.33%, 2/15/2024 (a)	3,372,674	3,381,759
Foursight Capital Automobile Receivables Trust, Series 2018-2, Class A2, 3.32%, 4/15/2022 (a)	640,384	642,647
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A, 3.43%, 12/16/2024 (a)	3,000,000	3,049,670

		7,074,076

Home Equity 2.7%
Long Beach Mortgage Loan Trust, Series 2005-WL2, Class M2, 2.56%, 8/25/2035 (b)	5,782,950	5,807,015
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WCH1, Class M4, 3.07%, 1/25/2036 (b)	1,029,000	1,035,594
Soundview Home Loan Trust, Series 2006-WF2, Class M1, 2.04%, 12/25/2036 (b)	3,000,000	2,996,116
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-6XS, Class A6, 5.13%, 3/25/2034 (c)	1,420	1,426

		9,840,151

Other 8.3%
American Homes 4 Rent Trust, Series 2014-SFR3, Class A, 3.68%, 12/17/2036 (a)	893,620	940,341
CCG Receivables Trust, Series 2018-2, Class A2, 3.09%, 12/15/2025 (a)	2,247,640	2,268,963
Cedar Funding II CLO Ltd., Series 2013-1A, Class BR, 3.85%, 6/9/2030 (a)(b)	3,000,000	2,982,729

Asset-Backed Securities (continued)

	Principal Amount	Value

Other (continued)
CVS Pass-Through Trust, 6.94%, 1/10/2030	$1,624,466	$1,916,810
Golden Bear LLC, Series 2016-1A, Class A, 3.75%, 9/20/2047 (a)	1,773,173	1,836,537
Goodgreen, Series 2019-2A, Class A, 2.76%, 4/15/2055 (a)	1,800,000	1,787,632
Goodgreen Trust, Series 2017-1A, Class A, 3.74%, 10/15/2052 (a)	193,668	202,180
HERO Funding Trust
Series 2015-2A, Class A, 3.99%, 9/20/2040 (a)	288,837	298,854
Series 2015-1A, Class A, 3.84%, 9/21/2040 (a)	1,245,942	1,280,925
Invitation Homes Trust, Series 2018-SFR3, Class A, 2.89%, 7/17/2037 (a)(b)	1,913,298	1,915,383
Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class A, 3.20%, 4/19/2030 (a)(b)	1,250,000	1,249,833
Neuberger Berman Loan Advisers CLO 32 Ltd., Series 2019-32A, Class A, 3.30%, 1/19/2032 (a)(b)	500,000	498,742
New Residential Advance Receivables Trust Advance Receivables Backed, Series 2019-T2, Class AT2, 2.52%, 8/15/2053 (a)	4,570,000	4,564,388
NRZ Advance Receivables Trust, Series 2019-T1, Class AT1, 2.59%, 7/15/2052 (a)	2,642,000	2,657,108
Ocwen Master Advance Receivables Trust, Series 2019-T2, Class AT2, 2.42%, 8/15/2051 (a)	3,330,000	3,341,255
Renew, Series 2018-1, Class A, 3.95%, 9/20/2053 (a)	1,974,463	2,064,111
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Series 2019-T2, Class AT2, 2.32%, 10/15/2052 (a)	1,120,000	1,119,783

		30,925,574

Total Asset-Backed Securities (cost $54,036,003)		54,993,332

Collateralized Mortgage Obligations 8.0%
Alternative Loan Trust, Series 2007-2CB, Class 2A14, 5.75%, 3/25/2037	289,889	244,886
American Home Mortgage Investment Trust, Series 2004-3, Class 6A1, 5.32%, 10/25/2034 (c)	22,642	22,917

9

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Fund (continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

Chase Mortgage Finance Corp., Series 2016-SH2, Class M2, 3.75%, 12/25/2045 (a)(b)	$5,961,034	$6,223,826
CHL Mortgage Pass-Through Trust, Series 2005-15, Class A7, 5.50%, 8/25/2035	79,435	69,698
Citigroup Mortgage Loan Trust, Series 2015-RP2, Class A1, 3.50%, 1/25/2053 (a)(b)	1,139,629	1,153,487
FNMA REMICS
Series 2003-33, Class LB, 5.50%, 5/25/2023	259,290	268,266
Series 2009-42, Class AP, 4.50%, 3/25/2039	79,755	81,967
MASTR Alternative Loan Trust, Series 2005-6, Class 1A5, 5.50%, 12/25/2035	236,553	225,496
Mill City Mortgage Loan Trust, Series 2019-GS1, Class A1, 2.75%, 7/25/2059 (a)(b)	1,586,299	1,593,312
New Residential Mortgage Loan Trust
Series 2016-3A, Class A1, 3.75%, 9/25/2056 (a)(b)	1,540,887	1,598,258
Series 2019-1A, Class A1, 4.00%, 9/25/2057 (a)(b)	1,596,401	1,649,417
Series 2019-2A, Class A1, 4.25%, 12/25/2057 (a)(b)	493,122	516,563
Series 2018-5A, Class A1, 4.75%, 12/25/2057 (a)(b)	3,166,169	3,329,169
Series 2018-2A, Class A1, 4.50%, 2/25/2058 (a)(b)	1,592,204	1,674,331
Series 2018-3A, Class A1, 4.50%, 5/25/2058 (a)(b)	2,475,515	2,617,772
Series 2019-RPL2, Class A1, 3.25%, 2/25/2059 (a)(b)	3,847,869	3,944,867
RCO Trust, Series 2018-VFS1, Class A1, 4.27%, 12/26/2053 (a)(b)	1,750,033	1,785,046
Sequoia Mortgage Trust
Series 2017-CH1, Class A2, 3.50%, 8/25/2047 (a)(b)	707,590	718,676
Series 2018-CH4, Class A10, 4.50%, 10/25/2048 (a)(b)	1,022,591	1,030,858
Visio Trust, Series 2019-2, Class A2, 2.92%, 11/25/2054 (a)(b)	750,000	752,272

Total Collateralized Mortgage Obligations (cost $29,072,122)		29,501,084

Commercial Mortgage-Backed Securities 5.4%
Aventura Mall Trust
Series 2013-AVM, Class A, 3.74%, 12/5/2032 (a)(b)	590,000	596,316
Series 2018-AVM, Class A, 4.11%, 7/5/2040 (a)(b)	700,000	787,593
BANK, Series 2019-BN17, Class A4, 3.71%, 4/15/2052	1,900,000	2,093,606

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

Barclays Commercial Mortgage Trust, Series 2019-C3, Class A4, 3.58%, 5/15/2052	$850,000	$924,012
BBCMS Mortgage Trust
Series 2016-ETC, Class C, 3.39%, 8/14/2036 (a)	6,300,000	6,375,675
Series 2018-C2, Class A5, 4.31%, 12/15/2051	800,000	912,972
Benchmark Mortgage Trust
Series 2018-B5, Class A4, 4.21%, 7/15/2051	700,000	794,748
Series 2019-B11, Class AS, 3.78%, 5/15/2052	730,000	796,687
Series 2019-B10, Class A4, 3.72%, 3/15/2062	1,000,000	1,104,384
Series 2019-B10, Class AM, 3.98%, 3/15/2062	700,000	774,498
CSAIL Commercial Mortgage Trust, Series 2019-C15, Class A4, 4.05%, 3/15/2052	550,000	615,960
GS Mortgage Securities Corp. II, Series 2018-GS10, Class A5, 4.16%, 7/10/2051 (b)	510,000	576,405
Natixis Commercial Mortgage Securities Trust, Series 2019-LVL, Class A, 3.89%, 8/15/2038 (a)	400,000	439,776
UBS Commercial Mortgage Trust
Series 2018-C9, Class A4, 4.12%, 3/15/2051 (b)	860,000	963,387
Series 2018-C10, Class A4, 4.31%, 5/15/2051	720,000	818,839
Series 2019-C16, Class A4, 3.60%, 4/15/2052	1,450,000	1,576,669

Total Commercial Mortgage-Backed Securities (cost $19,489,993)		20,151,527

Corporate Bonds 35.3%
Aerospace & Defense 1.2%
Huntington Ingalls Industries, Inc., 3.48%, 12/1/2027	1,125,000	1,175,738
Lockheed Martin Corp.,
3.55%, 1/15/2026	1,100,000	1,188,114
United Technologies Corp.,
4.13%, 11/16/2028	1,900,000	2,155,991

		4,519,843

Banks 4.2%
Bank of America Corp.,
4.20%, 8/26/2024	1,000,000	1,076,637
Series L, 3.95%, 4/21/2025	1,750,000	1,863,843
(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 1/20/2028 (d)	2,000,000	2,152,306
Citigroup, Inc., 4.45%, 9/29/2027	2,000,000	2,200,364
Citizens Financial Group, Inc.,
3.75%, 7/1/2024	1,500,000	1,549,540
4.35%, 8/1/2025	1,850,000	1,980,694
Cooperatieve Rabobank UA, 5.75%, 12/1/2043	600,000	797,190

10

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
HSBC Holdings plc,
4.38%, 11/23/2026	$1,000,000	$1,080,565
JPMorgan Chase & Co.,
Series I, (ICE LIBOR USD 3 Month + 3.47%), 5.41%, 1/30/2020 (d)(e)	488,000	490,928
3.88%, 9/10/2024	500,000	533,223
4.95%, 6/1/2045	1,375,000	1,708,871

		15,434,161

Beverages 0.7%
Anheuser-Busch Cos. LLC,
3.65%, 2/1/2026	850,000	910,205
4.90%, 2/1/2046	1,000,000	1,199,563
Bacardi Ltd.,
5.30%, 5/15/2048 (a)	500,000	563,128

		2,672,896

Capital Markets 2.6%
FMR LLC, 4.95%, 2/1/2033 (a)	925,000	1,149,902
Nuveen Finance LLC,
4.13%, 11/1/2024 (a)	3,230,000	3,507,145
S&P Global, Inc., 4.50%, 5/15/2048	425,000	526,662
UBS Group AG,
2.65%, 2/1/2022 (a)	4,500,000	4,554,515

		9,738,224

Chemicals 0.2%
Cytec Industries, Inc., 3.95%, 5/1/2025	600,000	620,781
Mosaic Co. (The),
5.63%, 11/15/2043	200,000	230,168

		850,949

Commercial Services & Supplies 0.3%
Aramark Services, Inc.,
5.00%, 2/1/2028 (a)	950,000	992,750

Containers & Packaging 0.2%
Berry Global, Inc.,
4.88%, 7/15/2026 (a)	700,000	735,875

Diversified Financial Services 0.6%
HERO Funding Trust,
Series 2015-3, Class A, 4.28%, 9/20/2041	1,175,451	1,223,515
Shell International Finance BV,
4.38%, 5/11/2045	750,000	909,888

		2,133,403

Diversified Telecommunication Services 1.9%
AT&T, Inc.,
3.40%, 5/15/2025	500,000	523,901
4.10%, 2/15/2028	1,500,000	1,634,955
4.30%, 2/15/2030	1,981,000	2,178,803
CCO Holdings LLC,
5.75%, 2/15/2026 (a)	600,000	633,600
5.13%, 5/1/2027 (a)	1,825,000	1,923,094

		6,894,353

Corporate Bonds (continued)

	Principal Amount	Value

Electric Utilities 4.8%
Alliant Energy Finance LLC, 4.25%, 6/15/2028 (a)	$2,000,000	$2,173,538
Appalachian Power Co.,
3.40%, 6/1/2025	1,000,000	1,047,706
Entergy Arkansas LLC, 4.00%, 6/1/2028	2,650,000	2,922,369
Evergy, Inc.,
2.45%, 9/15/2024	2,250,000	2,263,285
Indiana Michigan Power Co., 3.85%, 5/15/2028	1,250,000	1,382,381
ITC Holdings Corp.,
3.65%, 6/15/2024	3,000,000	3,162,086
Jersey Central Power & Light Co., 4.30%, 1/15/2026 (a)	500,000	547,237
Metropolitan Edison Co.,
4.30%, 1/15/2029 (a)	1,000,000	1,123,909
Public Service Co. of Colorado,
2.90%, 5/15/2025	3,000,000	3,113,198

		17,735,709

Energy Equipment & Services 0.5%
Helmerich & Payne, Inc.,
4.65%, 3/15/2025	1,575,000	1,711,041

Entertainment 0.3%
Walt Disney Co. (The),
3.70%, 10/15/2025 (a)	1,000,000	1,087,608

Equity Real Estate Investment Trusts (REITs) 1.6%
Liberty Property LP, 3.75%, 4/1/2025	1,825,000	1,963,734
Piedmont Operating Partnership LP,
3.40%, 6/1/2023	1,500,000	1,526,748
4.45%, 3/15/2024	2,300,000	2,437,816

		5,928,298

Food & Staples Retailing 0.2%
CVS Pass-Through Trust,
7.51%, 1/10/2032 (a)	727,670	901,693

Food Products 0.7%
Cargill, Inc., 3.25%, 5/23/2029 (a)	1,775,000	1,903,317
Grupo Bimbo SAB de CV,
3.88%, 6/27/2024 (a)	825,000	860,252

		2,763,569

Health Care Equipment & Supplies 0.2%
Boston Scientific Corp.,
4.70%, 3/1/2049	700,000	850,996

Health Care Providers & Services 0.3%
CVS Health Corp.,
4.30%, 3/25/2028	900,000	978,873

Household Durables 1.0%
Newell Brands, Inc.,
5.00%, 11/15/2023	560,000	574,601
4.20%, 4/1/2026	2,850,000	2,978,674

		3,553,275

11

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Industrial Conglomerates 0.1%
General Electric Co.,
4.65%, 10/17/2021	$358,000	$373,540

Insurance 1.4%
MassMutual Global Funding II, 3.40%, 3/8/2026 (a)	2,000,000	2,137,719
Metropolitan Life Global Funding I,
3.45%, 12/18/2026 (a)	2,875,000	3,090,097

		5,227,816

Media 0.6%
Charter Communications Operating LLC,
4.91%, 7/23/2025	1,000,000	1,101,780
Comcast Corp.,
4.70%, 10/15/2048	1,000,000	1,231,439

		2,333,219

Multi-Utilities 2.7%
Black Hills Corp.,
3.95%, 1/15/2026	1,750,000	1,855,189
3.15%, 1/15/2027	1,000,000	1,014,387
Dominion Energy, Inc.,
Series A, 4.60%, 3/15/2049	1,000,000	1,174,111
Southern Co. Gas Capital Corp.,
3.88%, 11/15/2025	1,100,000	1,168,711
3.25%, 6/15/2026	2,000,000	2,059,126
WEC Energy Group, Inc.,
3.55%, 6/15/2025	2,500,000	2,670,700

		9,942,224

Oil, Gas & Consumable Fuels 3.5%
Aker BP ASA, 4.75%, 6/15/2024 (a)	1,050,000	1,092,000
BP Capital Markets plc,
3.51%, 3/17/2025	2,350,000	2,504,846
Continental Resources, Inc., 3.80%, 6/1/2024	575,000	588,064
Enbridge Energy Partners LP,
7.38%, 10/15/2045	400,000	594,577
Energy Transfer Operating LP,
4.20%, 4/15/2027	1,550,000	1,621,339
5.50%, 6/1/2027	1,000,000	1,122,726
Kinder Morgan, Inc.,
4.30%, 3/1/2028	300,000	325,408
5.05%, 2/15/2046	500,000	547,537
Noble Energy, Inc., 3.85%, 1/15/2028	875,000	908,928
Occidental Petroleum Corp.,
6.60%, 3/15/2046	275,000	352,833
Petroleos Mexicanos, 6.35%, 2/12/2048	1,391,000	1,330,144
Sabine Pass Liquefaction LLC,
5.63%, 3/1/2025	1,125,000	1,262,371
Williams Cos., Inc. (The),
5.75%, 6/24/2044	725,000	836,740

		13,087,513

Corporate Bonds (continued)

	Principal Amount	Value

Pharmaceuticals 1.8%
Allergan Funding SCS,
3.85%, 6/15/2024	$500,000	$527,647
3.80%, 3/15/2025	1,325,000	1,393,802
Bristol-Myers Squibb Co., 4.25%, 10/26/2049 (a)	450,000	526,264
Shire Acquisitions Investments Ireland DAC,
3.20%, 9/23/2026	1,875,000	1,936,331
Teva Pharmaceutical Finance Netherlands III BV,
2.80%, 7/21/2023	1,500,000	1,297,500
3.15%, 10/1/2026	1,500,000	1,128,750

		6,810,294

Road & Rail 0.4%
Burlington Northern Santa Fe LLC,
3.00%, 4/1/2025	300,000	314,331
4.15%, 4/1/2045	1,000,000	1,147,158

		1,461,489

Semiconductors & Semiconductor Equipment 1.1%
QUALCOMM, Inc.,
2.60%, 1/30/2023	4,000,000	4,077,822

Software 0.9%
Microsoft Corp.,
3.30%, 2/6/2027	3,000,000	3,247,397

Technology Hardware, Storage & Peripherals 0.3%
Digital Equipment Corp.,
7.75%, 4/1/2023	825,000	918,213

Thrifts & Mortgage Finance 0.5%
BPCE SA,
5.70%, 10/22/2023 (a)	1,500,000	1,659,980

Tobacco 0.5%
Reynolds American, Inc.,
4.45%, 6/12/2025	1,850,000	1,985,309

Total Corporate Bonds (cost $122,702,796)		130,608,332

Mortgage-Backed Securities 18.1%
FNMA Pool
Pool# AM7838 3.56%, 2/1/2035	2,302,237	2,531,095
Pool# AM9070 3.77%, 8/1/2045	2,995,000	3,230,107
UMBS Pool
Pool# BC0180 4.00%, 1/1/2046	2,232,450	2,359,931
Pool# BC9003 3.00%, 11/1/2046	305,006	313,115
Pool# AS8483 3.00%, 12/1/2046	247,377	253,852
Pool# MA2863 3.00%, 1/1/2047	2,530,288	2,594,692
Pool# AS8810 3.50%, 2/1/2047	9,467,123	9,839,888

12

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

UMBS Pool (continued)
Pool# BM2003 4.00%, 10/1/2047	$2,234,651	$2,347,315
Pool# BM3355 3.50%, 2/1/2048	6,687,187	6,924,955
Pool# CA2208 4.50%, 8/1/2048	7,872,932	8,294,833
Pool# CA2469 4.00%, 10/1/2048	4,903,040	5,085,745
Pool# BN0906 4.00%, 11/1/2048	4,283,179	4,482,175
Pool# MA3745 3.50%, 8/1/2049	10,505,354	10,786,322
Pool# SD8005 3.50%, 8/1/2049	7,719,845	7,930,612

Total Mortgage-Backed Securities (cost $66,264,192)		66,974,637

Municipal Bonds 0.5%
California 0.2%
Northern California Power Agency, RB, Series B, 7.31%, 6/1/2040	500,000	747,680

District of Columbia 0.3%
Metropolitan Washington Airports Authority, RB, Series D, 7.46%, 10/1/2046	600,000	995,226

Total Municipal Bonds (cost $1,333,428)		1,742,906

Purchased Options 0.0%†

	Number of Contracts

Call Option 0.0%†
Future Interest Rate Options 0.0%†
U.S. Treasury 30 Year Bond 11/22/19 at USD 169.00, American Style Notional Amount: USD 10,000,000.00 Exchange Traded*	100	4,687

Put Option 0.0%†
Future Interest Rate Options 0.0%†
U.S. Treasury 5 Year Note 11/22/19 at USD 118.00, American Style Notional Amount: USD 15,000,000.00 Exchange Traded*	150	4,688

Total Purchased Options (cost $101,556)		9,375

U.S. Treasury Obligations 11.6%

	Principal Amount

U.S. Treasury Notes
1.63%, 10/15/2020 (f)	1,200,000	1,200,469
2.50%, 1/31/2021	2,000,000	2,022,187
1.75%, 7/31/2021	2,000,000	2,006,094

U.S. Treasury Obligations (continued)

	Principal Amount	Value

U.S. Treasury Notes (continued)
1.50%, 8/31/2021	$12,000,000	$11,986,406
2.25%, 10/31/2024	3,000,000	3,101,602
2.75%, 2/28/2025	3,500,000	3,712,598
2.63%, 1/31/2026	18,000,000	19,099,687

Total U.S. Treasury Obligations (cost $42,735,649)		43,129,043

Total Investments (cost $335,735,739) — 93.7%		347,110,236

Other assets in excess of liabilities — 6.3%		23,183,456

NET ASSETS — 100.0%		$370,293,692

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at October 31, 2019 was $107,430,530 which represents 29.01% of net assets.

(b)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of October 31, 2019.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2019.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2019.

(e)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2019. The maturity date reflects the next call date.

(f)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

CLO	Collateralized Loan Obligations

FNMA	Federal National Mortgage Association

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

RB	Revenue Bond

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

UMBS	Uniform Mortgage-Backed Securities

Currency:

USD	United States Dollar

13

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Fund (Continued)

Futures contracts outstanding as of October 31, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
U.S. Treasury 2 Year Note	533	12/2019	USD	114,915,633	(301,091)
U.S. Treasury Long Bond	368	12/2019	USD	59,386,000	(1,088,821)

					(1,389,912)

Short Contracts
U.S. Treasury 5 Year Note	(593)	12/2019	USD	(70,687,453)	417,819
U.S. Treasury 10 Year Note	(249)	12/2019	USD	(32,443,922)	22,277

					440,096

					(949,816)

Currency:

USD	United States Dollar

Written Call Options Contracts as of October 31, 2019:

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price	Expiration Date	Value ($)
U.S. Treasury 30 Year Bond	Exchange Traded	100	USD	(10,000,000)	USD 171.00	11/22/2019	(3,125)

Written Put Options Contracts as of October 31, 2019:
Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price	Expiration Date	Value ($)
U.S. Treasury 30 Year Bond	Exchange Traded	50	USD	(5,000,000)	USD 158.00	11/22/2019	(10,937)
U.S. Treasury 5 Year Note	Exchange Traded	150	USD	(15,000,000)	USD 117.00	11/22/2019	(1,172)

							(12,109)

Total Written Options Contracts (Premiums Received ($61,179))							(15,234)

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

14

Statement of Assets and Liabilities

October 31, 2019

Nationwide Bond Fund
Assets:
Investment securities, at value (cost $335,735,739)	$347,110,236
Cash	12,856,656
Interest receivable	1,911,515
Receivable for investments sold	27,896,766
Receivable for capital shares issued	136,231
Receivable for variation margin on futures contracts	315,801
Reimbursement from investment adviser (Note 3)	21,331
Prepaid expenses	29,450

Total Assets	390,277,986

Liabilities:
Payable for investments purchased	19,215,653
Distributions payable	9,465
Payable for capital shares redeemed	503,569
Written options, at value (premiums $61,179)	15,234
Accrued expenses and other payables:
Investment advisory fees	126,318
Fund administration fees	22,093
Distribution fees	4,041
Administrative servicing fees	5,418
Accounting and transfer agent fees	11,885
Trustee fees	1,536
Custodian fees	5,557
Compliance program costs (Note 3)	516
Professional fees	38,495
Printing fees	17,875
Other	6,639

Total Liabilities	19,984,294

Net Assets	$370,293,692

Represented by:
Capital	$361,179,241
Total distributable earnings (loss)	9,114,451

Net Assets	$370,293,692

Net Assets:
Class A Shares	$13,438,635
Class C Shares	1,168,728
Class R Shares	266,824
Class R6 Shares	303,434,735
Institutional Service Class Shares	51,984,770

Total	$370,293,692

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,343,732
Class C Shares	116,728
Class R Shares	26,663
Class R6 Shares	30,285,561
Institutional Service Class Shares	5,190,949

Total	36,963,633

15

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.00
Class C Shares (b)	$10.01
Class R Shares	$10.01
Class R6 Shares	$10.02
Institutional Service Class Shares	$10.01
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.23

Maximum Sales Charge:
Class A Shares	2.25%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

16

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Bond Fund
INVESTMENT INCOME:
Interest income	$12,694,371
Income from securities lending (Note 2)	1,904

Total Income	12,696,275

EXPENSES:
Investment advisory fees	1,491,841
Fund administration fees	168,786
Distribution fees Class A	28,889
Distribution fees Class C	23,374
Distribution fees Class R	1,285
Administrative servicing fees Class A	3,553
Administrative servicing fees Class C	1,169
Administrative servicing fees Class R	26
Administrative servicing fees Institutional Service Class	31,535
Registration and filing fees	66,117
Professional fees	62,510
Printing fees	25,986
Trustee fees	13,579
Custodian fees	17,717
Accounting and transfer agent fees	46,731
Compliance program costs (Note 3)	1,882
Other	11,498

Total expenses before expenses reimbursed	1,996,478

Expenses reimbursed by adviser (Note 3)	(268,681)

Net Expenses	1,727,797

NET INVESTMENT INCOME	10,968,478

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	2,037,008
Expiration or closing of futures contracts (Note 2)	4,233,907
Expiration or closing of option contracts written (Note 2)	83,288

Net realized gains	6,354,203

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	21,427,356
Futures contracts (Note 2)	999,028
Options contracts written (Note 2)	45,945

Net change in unrealized appreciation/depreciation	22,472,329

Net realized/unrealized gains	28,826,532

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$39,795,010

The accompanying notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets

	Nationwide Bond Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$10,968,478	$11,763,020
Net realized gains (losses)	6,354,203	(891,877)
Net change in unrealized appreciation/depreciation	22,472,329	(17,018,102)

Change in net assets resulting from operations	39,795,010	(6,146,959)

Distributions to Shareholders From:
Distributable earnings:
Class A	(323,743)	(313,462)
Class C	(47,910)	(47,968)
Class R	(6,629)	(8,962)
Class R6	(9,600,110)	(10,193,168)
Institutional Service Class	(1,387,566)	(1,376,227)

Change in net assets from shareholder distributions	(11,365,958)	(11,939,787)

Change in net assets from capital transactions	(40,078,060)	(6,926,535)

Change in net assets	(11,649,008)	(25,013,281)

Net Assets:
Beginning of year	381,942,700	406,955,981

End of year	$370,293,692	$381,942,700

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,308,848	$1,641,015
Proceeds from shares issued in class conversion (Note 1)	932,695	–
Dividends reinvested	305,579	293,413
Cost of shares redeemed	(2,813,543)	(2,581,815)

Total Class A Shares	1,733,579	(647,387)

Class C Shares
Proceeds from shares issued	492,447	288,613
Dividends reinvested	44,781	43,591
Cost of shares redeemed in class conversion (Note 1)	(932,695)	–
Cost of shares redeemed	(761,059)	(1,033,442)

Total Class C Shares	(1,156,526)	(701,238)

Class R Shares
Proceeds from shares issued	17,794	27,872
Dividends reinvested	11	1,201
Cost of shares redeemed	(8,116)	(472,924)

Total Class R Shares	9,689	(443,851)

Class R6 Shares
Proceeds from shares issued	3,415,380	8,018,454
Dividends reinvested	9,600,069	10,193,153
Cost of shares redeemed	(59,311,714)	(18,871,791)

Total Class R6 Shares	(46,296,265)	(660,184)

18

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$12,129,394	$5,689,044
Dividends reinvested	1,286,265	1,246,333
Cost of shares redeemed	(7,784,196)	(11,409,252)

Total Institutional Service Class Shares	5,631,463	(4,473,875)

Change in net assets from capital transactions	$(40,078,060)	$(6,926,535)

SHARE TRANSACTIONS:
Class A Shares
Issued	343,043	172,545
Issued in class conversion (Note 1)	92,805	–
Reinvested	31,454	31,015
Redeemed	(292,898)	(272,555)

Total Class A Shares	174,404	(68,995)

Class C Shares
Issued	52,217	30,666
Reinvested	4,609	4,595
Redeemed in class conversion (Note 1)	(92,621)	–
Redeemed	(77,509)	(109,294)

Total Class C Shares	(113,304)	(74,033)

Class R Shares
Issued	1,838	2,930
Reinvested	1	124
Redeemed	(816)	(49,504)

Total Class R Shares	1,023	(46,450)

Class R6 Shares
Issued	353,030	850,122
Reinvested	987,583	1,075,624
Redeemed	(6,164,853)	(1,996,237)

Total Class R6 Shares	(4,824,240)	(70,491)

Institutional Service Class Shares
Issued	1,234,358	600,669
Reinvested	132,172	131,542
Redeemed	(795,400)	(1,204,710)

Total Institutional Service Class Shares	571,130	(472,499)

Total change in shares	(4,190,987)	(732,468)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

19

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$9.27	0.26	0.74	1.00	(0.27)	–	(0.27)	$10.00	10.93%		$13,438,635	0.72%	2.69%	0.79%	38.73%
Year Ended October 31, 2018	$9.70	0.26	(0.43)	(0.17)	(0.26)	–	(0.26)	$9.27	(1.76%	)	$10,834,040	0.74%	2.71%	0.81%	47.75%
Year Ended October 31, 2017	$9.87	0.22	(0.12)	0.10	(0.23)	(0.04)	(0.27)	$9.70	1.02%		$12,010,761	0.74%	2.32%	0.80%	61.91%
Year Ended October 31, 2016	$9.64	0.20	0.24	0.44	(0.21)	–	(0.21)	$9.87	4.59%		$13,183,195	0.74%	2.04%	0.82%	115.77%
Year Ended October 31, 2015	$9.94	0.23	(0.18)	0.05	(0.24)	(0.11)	(0.35)	$9.64	0.51%		$15,305,931	0.78%	2.41%	0.99%	75.71%

Class C Shares
Year Ended October 31, 2019	$9.28	0.19	0.74	0.93	(0.20)	–	(0.20)	$10.01	10.07%		$1,168,728	1.49%	1.95%	1.57%	38.73%
Year Ended October 31, 2018	$9.71	0.18	(0.42)	(0.24)	(0.19)	–	(0.19)	$9.28	(2.50%	)	$2,134,485	1.49%	1.95%	1.56%	47.75%
Year Ended October 31, 2017	$9.88	0.15	(0.12)	0.03	(0.16)	(0.04)	(0.20)	$9.71	0.26%		$2,952,903	1.49%	1.56%	1.55%	61.91%
Year Ended October 31, 2016	$9.65	0.12	0.24	0.36	(0.13)	–	(0.13)	$9.88	3.80%		$3,682,079	1.49%	1.28%	1.58%	115.77%
Year Ended October 31, 2015	$9.95	0.16	(0.19)	(0.03)	(0.16)	(0.11)	(0.27)	$9.65	(0.25%	)	$3,366,151	1.54%	1.66%	1.76%	75.71%

Class R Shares
Year Ended October 31, 2019	$9.27	0.24	0.75	0.99	(0.25)	–	(0.25)	$10.01	10.79%		$266,824	0.95%	2.47%	1.02%	38.73%
Year Ended October 31, 2018	$9.71	0.22	(0.43)	(0.21)	(0.23)	–	(0.23)	$9.27	(2.16%	)	$237,702	1.07%	2.34%	1.14%	47.75%
Year Ended October 31, 2017	$9.88	0.19	(0.13)	0.06	(0.19)	(0.04)	(0.23)	$9.71	0.62%		$699,767	1.14%	1.92%	1.20%	61.91%
Year Ended October 31, 2016	$9.65	0.16	0.24	0.40	(0.17)	–	(0.17)	$9.88	4.16%		$370,621	1.14%	1.64%	1.23%	115.77%
Year Ended October 31, 2015	$9.94	0.22	(0.20)	0.02	(0.20)	(0.11)	(0.31)	$9.65	0.22%		$438,245	1.20%	2.23%	1.46%	75.71%

Class R6 Shares (g)
Year Ended October 31, 2019	$9.28	0.29	0.75	1.04	(0.30)	–	(0.30)	$10.02	11.34%		$303,434,735	0.44%	2.98%	0.51%	38.73%
Year Ended October 31, 2018	$9.72	0.29	(0.44)	(0.15)	(0.29)	–	(0.29)	$9.28	(1.57%	)	$325,877,471	0.44%	3.01%	0.51%	47.75%
Year Ended October 31, 2017	$9.89	0.25	(0.12)	0.13	(0.26)	(0.04)	(0.30)	$9.72	1.32%		$341,836,155	0.44%	2.61%	0.50%	61.91%
Year Ended October 31, 2016	$9.66	0.23	0.24	0.47	(0.24)	–	(0.24)	$9.89	4.89%		$495,791,755	0.44%	2.32%	0.52%	115.77%
Year Ended October 31, 2015	$9.96	0.22	(0.14)	0.08	(0.27)	(0.11)	(0.38)	$9.66	0.82%		$334,795,513	0.44%	2.26%	0.54%	75.71%

Institutional Service Class Shares
Year Ended October 31, 2019	$9.28	0.28	0.74	1.02	(0.29)	–	(0.29)	$10.01	11.16%		$51,984,770	0.51%	2.90%	0.58%	38.73%
Year Ended October 31, 2018	$9.71	0.28	(0.43)	(0.15)	(0.28)	–	(0.28)	$9.28	(1.53%	)	$42,859,002	0.50%	2.95%	0.57%	47.75%
Year Ended October 31, 2017	$9.88	0.25	(0.13)	0.12	(0.25)	(0.04)	(0.29)	$9.71	1.26%		$49,456,395	0.50%	2.55%	0.56%	61.91%
Year Ended October 31, 2016	$9.65	0.22	0.24	0.46	(0.23)	–	(0.23)	$9.88	4.84%		$53,144,578	0.49%	2.28%	0.57%	115.77%
Year Ended October 31, 2015	$9.95	0.26	(0.18)	0.08	(0.27)	(0.11)	(0.38)	$9.65	0.79%		$50,016,098	0.50%	2.67%	0.71%	75.71%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

20

Fund Commentary	Nationwide Core Plus Bond Fund

For the annual period ended October 31, 2019, the Nationwide Core Plus Bond Fund (Class R6) returned 10.40% versus 11.51% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Intermediate Core-Plus Bond (consisting of 617 funds as of October 31, 2019), was 10.41% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Duration was the main driver of underperformance for the Fund during the reporting period. Rates fell across the yield curve for most of the period, and as a result the Fund’s shorter duration Treasury position weighed most on relative Fund performance for the period. The Fund’s duration positioning in securitized products, specifically mortgages, also negatively affected relative Fund performance. On the other hand, the Fund’s positioning along the yield curve, an overweight allocation to credit and duration positioning in credit were modest contributors to Fund performance for the period.

Macroeconomic, geopolitical and fiscal-policy events dominated headlines during the reporting period and served as key drivers of market returns. Sentiment swings predominantly stemming from concerns about global trade and the Federal Reserve’s actions contributed to market volatility. After raising rates in December, the Fed turned dovish in 2019 and lowered the target rate three times. This dovish tone supported strong rallies in credit, equities and Treasuries. For example, index sector returns for the fiscal year ended October 31, 2019, were as follows: U.S. Treasuries 11.08%, investment grade corporates 15.37%, securitized products 8.98% and high-yield bonds 8.38%.

We will continue to seek opportunities to increase portfolio quality through strong security selection. The Fund is positioned to take advantage of these conditions through our actively adjusting the portfolio using sector rotation, fundamental security analysis, and duration and yield curve positioning.

The Fund does not use derivatives.

Subadviser:

Thompson, Siegel & Walmsley LLC

Portfolio Manager:

William M. Bellamy, CFA

The Fund is subject to the risks of investing in fixed-income securities (including high-yield bonds) and including default risk and interest rate risk. Funds that invest in high-yield securities are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds. Increased volatility may reduce the market value of high-yield bonds. They are also subject to the claims-paying ability of the issuing company. Please refer to the most-recent prospectus for a more-detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

21

Fund Overview	Nationwide Core Plus Bond Fund

Asset Allocation1

Corporate Bonds	36.8%
Mortgage-Backed Securities	31.7%
U.S. Treasury Obligations	23.4%
Commercial Mortgage-Backed Securities	2.5%
Asset-Backed Securities	1.9%
Collateralized Mortgage Obligations	1.4%
U.S. Government Agency Security	0.8%
Preferred Stocks	0.8%
Municipal Bond	0.1%
Repurchase Agreements†	0.0%
Short-Term Investment†	0.0%
Other assets in excess of liabilities	0.6%
100.0%

Top Industries2

Oil, Gas & Consumable Fuels	4.1%
Banks	3.5%
Electric Utilities	2.6%
Capital Markets	2.4%
Specialty Retail	2.2%
Chemicals	2.2%
Hotels, Restaurants & Leisure	2.0%
Insurance	1.8%
Road & Rail	1.3%
Health Care Providers & Services	1.2%
Other Industries#	76.7%
100.0%

Top Holdings2

U.S. Treasury Notes, 2.88%, 5/15/2028	2.5%
U.S. Treasury Notes, 2.75%, 2/15/2024	2.0%
U.S. Treasury Notes, 2.38%, 5/15/2027	2.0%
U.S. Treasury Notes, 2.50%, 2/28/2026	1.9%
U.S. Treasury Notes, 1.63%, 9/30/2026	1.9%
U.S. Treasury Notes, 2.00%, 11/15/2026	1.8%
UMBS, 3.00%, 10/1/2049	1.6%
UMBS, 3.00%, 7/1/2049	1.4%
U.S. Treasury Notes, 2.50%, 1/31/2025	1.3%
U.S. Treasury Notes, 1.63%, 8/15/2029	1.2%
Other Holdings#	82.4%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

22

Fund Performance	Nationwide Core Plus Bond Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	10.03%	3.21%	2.76%	[2]
	w/SC3	5.37%	2.31%	2.07%	[2]
Class R6[4,5]		10.40%	3.57%	4.62%
Institutional Service Class[4]		10.28%	3.50%	3.05%	[2]
Bloomberg Barclays U.S. Aggregate Bond Index		11.51%	3.24%	3.73%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of April 24, 2013.

[3]	A 4.25% front-end sales charge was deducted.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.84%
Class R6	0.49%
Institutional Service Class	0.60%

^

Current effective prospectus dated February 28, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

23

Fund Performance (cont.)	Nationwide Core Plus Bond Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide Core Plus Bond Fund versus the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index over the 10-year period ended 10/31/19. Performance prior to the Fund’s inception on 4/24/13 is based on the Fund’s predecessor fund, the TS&W Fixed Income Portfolio. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

24

Shareholder Expense Example	Nationwide Core Plus Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Core Plus Bond Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19	Expense Ratio During Period (%) 5/1/19 - 10/31/19
Class A Shares	Actual	(a)	1,000.00	1,047.90	4.28	0.83
	Hypothetical	(a)(b)	1,000.00	1,021.02	4.23	0.83
Class R6 Shares	Actual	(a)	1,000.00	1,049.70	2.48	0.48
	Hypothetical	(a)(b)	1,000.00	1,022.79	2.45	0.48
Institutional Service Class Shares	Actual	(a)	1,000.00	1,049.10	3.00	0.58
	Hypothetical	(a)(b)	1,000.00	1,022.28	2.96	0.58

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

25

Statement of Investments

October 31, 2019

Nationwide Core Plus Bond Fund

Asset-Backed Securities 1.9%

	Principal Amount	Value

Airlines 0.1%
United Airlines Pass-Through Trust, Series 2016-1, Class B, 3.65%, 1/7/2026	$871,528	$889,775

Other 1.8%
Cedar Funding VII CLO Ltd., Series 2018-7A, Class A1, 2.97%, 1/20/2031 (a)(b)	8,250,000	8,182,540
Diamond CLO Ltd., Series 2019-1A, Class A1, 3.54%, 4/25/2029 (a)(b)	9,000,000	8,964,450
SBA Tower Trust, 3.87%, 10/8/2024 (b)	5,000,000	5,210,338

		22,357,328

Total Asset-Backed Securities (cost $22,988,426)		23,247,103

Collateralized Mortgage Obligations 1.4%
FHLMC REMICS
Series 4039, Class ME, 2.00%, 12/15/2040	665,676	664,943
Series 4026, Class WJ, 2.75%, 8/15/2041	2,187,715	2,245,604
JP Morgan Mortgage Trust
Series 2017-5, Class A1A, 3.00%, 10/26/2048 (a)(b)	9,314,141	9,342,866
Series 2019-3, Class A3, 4.00%, 9/25/2049 (a)(b)	4,034,953	4,090,434

Total Collateralized Mortgage Obligations (cost $16,280,421)		16,343,847

Commercial Mortgage-Backed Securities 2.5%
GNMA REMICS
Series 2018-17, Class MA, 2.60%, 5/1/2052	8,955,754	9,014,811
Series 2019-34, Class AL, 3.15%, 5/16/2059	11,600,123	11,867,630
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class A4, 3.72%, 12/15/2048	8,500,000	9,170,890

Total Commercial Mortgage-Backed Securities (cost $29,300,940)		30,053,331

Corporate Bonds 36.8%
Air Freight & Logistics 0.4%
FedEx Corp.,
4.05%, 2/15/2048	5,200,000	5,135,232

Airlines 0.6%
Delta Air Lines, Inc.,
2.90%, 10/28/2024	7,400,000	7,365,960

Auto Components 0.2%
American Axle & Manufacturing, Inc.,
6.63%, 10/15/2022	2,056,000	2,066,280

Corporate Bonds (continued)

	Principal Amount	Value

Banks 3.5%
Citigroup, Inc.,
3.70%, 1/12/2026	$2,253,000	$2,395,880
3.20%, 10/21/2026	4,000,000	4,148,472
JPMorgan Chase & Co., 3.20%, 6/15/2026	11,655,000	12,196,106
Landwirtschaftliche Rentenbank,
3.13%, 11/14/2023	10,400,000	11,010,820
Mitsubishi UFJ Financial Group, Inc., 3.85%, 3/1/2026	2,556,000	2,750,987
National Westminster Bank plc,
Series C, (ICE LIBOR USD 3 Month + 0.25%), 2.37%, 11/28/2019 (c)(d)	130,000	108,453
People’s United Financial, Inc., 3.65%, 12/6/2022	3,740,000	3,870,066
US Bancorp,
2.40%, 7/30/2024	4,750,000	4,833,275

		41,314,059

Biotechnology 1.0%
Amgen, Inc.,
3.20%, 11/2/2027	5,000,000	5,256,905
5.15%, 11/15/2041	3,875,000	4,708,732
5.38%, 5/15/2043	1,320,000	1,663,618

		11,629,255

Capital Markets 2.4%
BlackRock, Inc., 3.25%, 4/30/2029	7,445,000	7,995,913
FMR LLC,
7.57%, 6/15/2029 (b)	1,000,000	1,410,792
4.95%, 2/1/2033 (b)	5,150,000	6,402,157
FS KKR Capital Corp., 4.63%, 7/15/2024	4,420,000	4,535,152
Morgan Stanley, 7.25%, 4/1/2032	5,600,000	8,007,575

		28,351,589

Chemicals 2.2%
Blue Cube Spinco LLC, 9.75%, 10/15/2023	2,765,000	3,013,850
Chevron Phillips Chemical Co. LLC, 3.40%, 12/1/2026 (b)	6,865,000	7,280,901
Cornerstone Chemical Co., 6.75%, 8/15/2024 (b)	1,000,000	920,000
DuPont de Nemours, Inc., 5.32%, 11/15/2038	5,250,000	6,297,307
FXI Holdings, Inc., 7.88%, 11/1/2024 (b)	5,750,000	5,108,875
Methanex Corp., 5.25%, 12/15/2029	3,250,000	3,322,262

		25,943,195

Commercial Services & Supplies 0.6%
Cimpress NV, 7.00%, 6/15/2026 (b)	5,000,000	5,275,000
ILFC E-Capital Trust I, + 1.55%, 14.50% Cap), 3.77%, 12/21/2065 (b)(d)	3,000,000	2,212,500

		7,487,500

26

Statement of Investments (Continued)

October 31, 2019

Nationwide Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Communications Equipment 0.0%†
CommScope Technologies LLC, 6.00%, 6/15/2025 (b)	$130,000	$115,661

Construction & Engineering 0.0%†
Tutor Perini Corp., 6.88%, 5/1/2025 (b)	60,000	59,841

Consumer Finance 0.8%
American Express Co., 3.00%, 10/30/2024	3,877,000	4,031,444
Capital One Financial Corp., 3.20%, 1/30/2023	1,615,000	1,659,683
Enova International, Inc., 8.50%, 9/1/2024 (b)	40,000	37,100
Ford Motor Credit Co. LLC, 4.06%, 11/1/2024	1,000,000	1,003,420
John Deere Capital Corp., 2.25%, 9/14/2026	3,025,000	3,032,360
SquareTwo Financial Corp., + 0.00%), 0.00%, 5/24/2019^¥ (d)(e)	126,572	0

		9,764,007

Diversified Consumer Services 0.1%
Service Corp. International, 5.38%, 5/15/2024	1,099,000	1,133,344

Diversified Financial Services 0.7%
Berkshire Hathaway, Inc., 3.13%, 3/15/2026	2,500,000	2,658,639
GTP Acquisition Partners I LLC, 3.48%, 6/16/2025 (b)	5,000,000	5,196,967

		7,855,606

Diversified Telecommunication Services 0.9%
CCO Holdings LLC,
5.13%, 2/15/2023	1,350,000	1,378,687
5.88%, 4/1/2024 (b)	8,871,000	9,248,018

		10,626,705

Electric Utilities 2.6%
Drax Finco plc, 6.63%, 11/1/2025 (b)	800,000	847,000
Duke Energy Carolinas LLC, 4.00%, 9/30/2042	6,515,000	7,264,643
Duke Energy Florida LLC, 3.80%, 7/15/2028	7,325,000	8,102,653
Entergy Arkansas LLC, 4.20%, 4/1/2049	4,550,000	5,385,354
Evergy Metro, Inc., 4.20%, 3/15/2048	2,760,000	3,215,915
Evergy, Inc., 2.45%, 9/15/2024	4,250,000	4,275,094
MidAmerican Energy Co., 3.15%, 4/15/2050	2,300,000	2,362,873

		31,453,532

Electronic Equipment, Instruments & Components 0.6%
Corning, Inc., 7.25%, 8/15/2036	6,312,000	7,741,897

Corporate Bonds (continued)

	Principal Amount	Value

Energy Equipment & Services 0.2%
Bristow Group, Inc., 8.75%, 3/1/2023 (b)(f)	$2,751,000	$2,695,980
Transocean Phoenix 2 Ltd., 7.75%, 10/15/2024 (b)	42,000	43,365

		2,739,345

Equity Real Estate Investment Trusts (REITs) 1.2%
Crown Castle International Corp., 5.20%, 2/15/2049	2,000,000	2,493,782
HCP, Inc., 3.25%, 7/15/2026	1,000,000	1,044,423
Healthcare Trust of America Holdings LP, 3.10%, 2/15/2030	1,000,000	1,000,638
Omega Healthcare Investors, Inc., 3.63%, 10/1/2029	3,000,000	3,026,262
Public Storage, 3.39%, 5/1/2029	2,750,000	2,971,319
Sabra Health Care LP, 3.90%, 10/15/2029	3,500,000	3,473,750

		14,010,174

Food Products 0.1%
B&G Foods, Inc., 5.25%, 4/1/2025	1,134,000	1,158,097

Health Care Providers & Services 1.2%
Anthem, Inc., 5.10%, 1/15/2044	4,680,000	5,428,080
CVS Health Corp., 3.00%, 8/15/2026	2,000,000	2,033,565
HCA, Inc., 4.50%, 2/15/2027	6,135,000	6,636,125

		14,097,770

Hotels, Restaurants & Leisure 2.0%
McDonald’s Corp.,
4.60%, 5/26/2045	3,000,000	3,496,458
4.88%, 12/9/2045	5,000,000	6,053,503
Royal Caribbean Cruises Ltd., 7.50%, 10/15/2027	1,973,000	2,524,411
VOC Escrow Ltd., 5.00%, 2/15/2028 (b)	4,000,000	4,160,000
Wyndham Destinations, Inc., 6.35%, 10/1/2025 (g)	7,272,000	8,053,740

		24,288,112

Household Durables 0.2%
NVR, Inc., 3.95%, 9/15/2022	1,994,000	2,081,333
Shea Homes LP, 6.13%, 4/1/2025 (b)	10,000	10,350

		2,091,683

Household Products 0.3%
Central Garden & Pet Co., 6.13%, 11/15/2023	3,694,000	3,818,672

27

Statement of Investments (Continued)

October 31, 2019

Nationwide Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Independent Power and Renewable Electricity Producers 0.0%†
Vistra Energy Corp.,
8.00%, 1/15/2025 (b)	$125,000	$130,000

8.13%, 1/30/2026 (b)	100,000	107,250

		237,250

Industrial Conglomerates 0.5%
General Electric Co., (ICE LIBOR USD 3 Month + 1.00%), 3.12%, 3/15/2023 (d)	5,000,000	4,969,450
Ingersoll-Rand Global Holding Co. Ltd., 4.30%, 2/21/2048	1,000,000	1,104,037

		6,073,487

Insurance 1.3%
Brighthouse Financial, Inc., 3.70%, 6/22/2027	3,000,000	2,947,181
Fidelity National Financial, Inc., 4.50%, 8/15/2028	4,500,000	4,878,272
Globe Life, Inc., 7.88%, 5/15/2023	2,975,000	3,532,208
Sompo International Holdings Ltd., 4.70%, 10/15/2022	4,052,000	4,290,121

		15,647,782

Interactive Media & Services 0.1%
Tencent Holdings Ltd., 3.60%, 1/19/2028 (b)	1,000,000	1,041,965

Machinery 0.6%
BCD Acquisition, Inc., 9.63%, 9/15/2023 (b)	4,372,000	4,497,782
Terex Corp., 5.63%, 2/1/2025 (b)	2,500,000	2,506,250

		7,004,032

Media 0.7%
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/2022	4,050,000	4,951,986
Comcast Cable Holdings LLC, 9.88%, 6/15/2022	1,165,000	1,388,609
Comcast Corp., 2.65%, 2/1/2030	1,000,000	1,009,680
Omnicom Group, Inc., 3.60%, 4/15/2026	601,000	634,567

		7,984,842

Metals & Mining 0.2%
Alcoa Nederland Holding BV, 6.75%, 9/30/2024 (b)	20,000	21,075
FMG Resources August 2006 Pty. Ltd., 4.50%, 9/15/2027 (b)	3,000,000	2,960,625

		2,981,700

Multiline Retail 0.4%
Dillard’s, Inc., 7.75%, 7/15/2026	4,595,000	5,196,795

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels 4.1%
BP Capital Markets America, Inc., 3.41%, 2/11/2026	$3,500,000	$3,716,058
Enviva Partners LP, 8.50%, 11/1/2021	10,650,000	10,882,969
HollyFrontier Corp., 5.88%, 4/1/2026	9,000,000	10,080,782
NuStar Logistics LP, 6.00%, 6/1/2026	2,418,000	2,584,117
ONEOK Partners LP, 6.85%, 10/15/2037	3,793,000	4,842,831
PBF Holding Co. LLC,
7.00%, 11/15/2023	1,798,000	1,851,940
7.25%, 6/15/2025	2,250,000	2,351,250
Tengizchevroil Finance Co. International Ltd., 4.00%, 8/15/2026 (b)	3,000,000	3,144,396
TransCanada PipeLines Ltd., 6.20%, 10/15/2037	1,565,000	2,006,527
Valero Energy Corp.,
8.75%, 6/15/2030	2,500,000	3,505,024
7.50%, 4/15/2032	2,641,000	3,618,320

		48,584,214

Paper & Forest Products 0.5%
Louisiana-Pacific Corp., 4.88%, 9/15/2024	6,200,000	6,386,000

Pharmaceuticals 0.3%
Pfizer, Inc., 3.60%, 9/15/2028	3,070,000	3,364,991

Real Estate Management & Development 0.1%
Hunt Cos., Inc., 6.25%, 2/15/2026 (b)	400,000	392,763
Ohana Military Communities LLC, 5.78%, 10/1/2036 (b)	1,000,000	1,267,610

		1,660,373

Road & Rail 1.3%
Ashtead Capital, Inc., 5.63%, 10/1/2024 (b)	3,500,000	3,605,000
Burlington Northern Santa Fe LLC, 4.90%, 4/1/2044	7,050,000	8,832,857
Union Pacific Corp., 3.55%, 8/15/2039	3,300,000	3,486,179

		15,924,036

Semiconductors & Semiconductor Equipment 0.5%
Broadcom Corp., 3.50%, 1/15/2028	5,000,000	4,889,550
NVIDIA Corp., 3.20%, 9/16/2026	592,000	623,711

		5,513,261

Software 0.4%
Citrix Systems, Inc., 4.50%, 12/1/2027	4,000,000	4,375,719

Specialty Retail 2.2%
Advance Auto Parts, Inc., 4.50%, 12/1/2023	8,310,000	8,961,303

28

Statement of Investments (Continued)

October 31, 2019

Nationwide Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Specialty Retail (continued)
Foot Locker, Inc., 8.50%, 1/15/2022	$7,915,000	$8,706,500
Home Depot, Inc. (The), 4.50%, 12/6/2048	3,250,000	4,076,869
L Brands, Inc., 6.95%, 3/1/2033	5,800,000	4,582,000

		26,326,672

Technology Hardware, Storage & Peripherals 0.9%
Apple, Inc.,
2.85%, 5/11/2024	4,501,000	4,676,898
3.75%, 11/13/2047	4,700,000	5,297,676
Seagate HDD Cayman, 4.25%, 3/1/2022	1,046,000	1,083,091

		11,057,665

Textiles, Apparel & Luxury Goods 0.2%
Tapestry, Inc., 4.13%, 7/15/2027	2,070,000	2,108,652

Trading Companies & Distributors 0.3%
Fortress Transportation & Infrastructure Investors LLC, 6.75%, 3/15/2022 (b)	4,000,000	4,165,000

Water Utilities 0.4%
American Water Capital Corp., 2.95%, 9/1/2027	4,583,000	4,714,364

Total Corporate Bonds (cost $422,084,355)		440,596,316

Mortgage-Backed Securities 31.7%
FHLMC Gold Pool
Pool# J14732 4.00%, 3/1/2026	28	30
Pool# C91768 3.50%, 7/1/2034	5,422,734	5,649,158
Pool# G30692 3.50%, 8/1/2034	6,501,852	6,774,077
Pool# G30782 3.50%, 2/1/2035	2,006,420	2,090,292
Pool# C91846 3.00%, 9/1/2035	1,931,307	1,987,046
Pool# C91859 3.50%, 12/1/2035	1,957,992	2,033,305
Pool# C91868 3.50%, 4/1/2036	5,013,729	5,206,537
Pool# C92036 4.00%, 2/1/2039	12,163,087	12,667,882
Pool# A95406 4.00%, 12/1/2040	995,596	1,065,981
Pool# Q06025 4.00%, 2/1/2042	1,400,744	1,496,596
Pool# Q10392 3.50%, 8/1/2042	3,059,151	3,212,389
Pool# G08541 3.50%, 8/1/2043	4,419,192	4,638,301

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# G08554 3.50%, 10/1/2043	$2,547,653	$2,673,164
Pool# G08588 4.00%, 5/1/2044	2,150,723	2,274,919
Pool# C09071 4.00%, 2/1/2045	3,506,507	3,709,157
Pool# G08702 3.50%, 4/1/2046	12,106,822	12,620,436
Pool# G08721 3.00%, 9/1/2046	7,416,992	7,631,713
Pool# G08726 3.00%, 10/1/2046	10,887,649	11,185,987
Pool# Q44665 3.00%, 11/1/2046	6,922,519	7,109,353
Pool# Q46283 4.00%, 2/1/2047	6,406,116	6,734,103
Pool# G08758 4.00%, 4/1/2047	10,164,634	10,679,067
Pool# G08761 3.50%, 5/1/2047	9,469,891	9,833,757
Pool# Q50035 3.50%, 8/1/2047	12,464,598	12,930,473
Pool# G08779 3.50%, 9/1/2047	9,929,131	10,301,841
Pool# G08793 4.00%, 12/1/2047	9,873,438	10,401,176
FNMA Pool# AL8289, 2.41%, 4/1/2046 (a)	9,483,233	9,645,291
UMBS Pool
Pool# MA0848 3.50%, 9/1/2026	3,269,157	3,385,269
Pool# AL4235 3.50%, 1/1/2027	4,003,183	4,145,369
Pool# AL4180 3.50%, 9/1/2028	1,900,882	1,968,205
Pool# MA2124 3.00%, 12/1/2029	1,009,497	1,038,315
Pool# MA3313 3.50%, 3/1/2033	6,538,633	6,791,448
Pool# MA3340 3.50%, 4/1/2033	6,825,400	7,088,817
Pool# AL6591 3.00%, 9/1/2033	4,985,970	5,145,661
Pool# MA1608 3.50%, 10/1/2033	6,207,127	6,463,799
Pool# MA1982 3.50%, 8/1/2034	7,751,819	8,070,449
Pool# MA2610 3.00%, 5/1/2036	8,274,222	8,508,117
Pool# MA3697 3.00%, 7/1/2039	9,672,894	9,889,173
Pool# AE0311 3.50%, 8/1/2040	5,206,253	5,455,753
Pool# AB1845 4.00%, 11/1/2040	5,698,279	6,095,769
Pool# AH0315 4.00%, 12/1/2040	8,075,323	8,641,057
Pool# AJ9278 3.50%, 12/1/2041	5,669,377	5,949,158
Pool# AW8165 4.00%, 1/1/2042	4,204,165	4,498,272

29

Statement of Investments (Continued)

October 31, 2019

Nationwide Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

UMBS Pool (continued)
Pool# AJ8414 4.00%, 2/1/2042	$3,236,402	$3,459,776
Pool# AB4696 4.00%, 3/1/2042	1,947,771	2,082,779
Pool# AU2592 3.50%, 8/1/2043	3,001,544	3,150,151
Pool# AX4312 3.50%, 2/1/2045	2,783,212	2,901,187
Pool# AZ7353 3.50%, 11/1/2045	4,710,986	4,910,546
Pool# AS6408 3.50%, 1/1/2046	7,233,904	7,540,989
Pool# AS8583 3.50%, 1/1/2047	12,288,019	12,752,865
Pool# MA3058 4.00%, 7/1/2047	8,898,913	9,298,246
Pool# MA3088 4.00%, 8/1/2047	3,684,165	3,865,402
Pool# CA1191 3.50%, 11/1/2047	8,747,226	9,052,896
Pool# BM3280 4.50%, 11/1/2047	6,187,065	6,636,889
Pool# BN4180 4.00%, 12/1/2048	8,123,181	8,441,003
Pool# MA3691 3.00%, 7/1/2049	16,578,627	16,859,490
Pool# SD0040 3.00%, 7/1/2049	10,720,011	10,894,830
Pool# SD8016 3.00%, 10/1/2049	18,689,727	19,010,248

Total Mortgage-Backed Securities (cost $372,277,232)		378,543,959

Municipal Bond 0.1%
Virginia 0.1%
Montgomery County Economic Development Authority, RB, 3.04%, 6/1/2033	1,000,000	1,004,670

Total Municipal Bond (cost $1,005,510)		1,004,670

U.S. Government Agency Security 0.8%
FHLMC, 2.40%, 6/10/2022	9,955,000	9,985,937

Total U.S. Government Agency Security (cost $9,955,000)		9,985,937

U.S. Treasury Obligations 23.4%
U.S. Treasury Inflation Linked Notes
0.13%, 4/15/2022 (h)	11,000,000	11,514,880
0.38%, 7/15/2027 (h)	10,000,000	10,677,030
U.S. Treasury Notes
1.25%, 10/31/2021	5,000,000	4,969,141
1.50%, 2/28/2023	5,000,000	4,996,094
1.75%, 5/15/2023	10,000,000	10,075,781
2.75%, 5/31/2023	5,000,000	5,211,914
2.75%, 2/15/2024	22,500,000	23,636,426

U.S. Treasury Obligations (continued)

	Principal Amount	Value

U.S. Treasury Notes (continued)
2.25%, 4/30/2024	$6,050,000	$6,238,353
1.25%, 8/31/2024	9,940,000	9,816,915
2.50%, 1/31/2025	14,525,000	15,217,207
2.75%, 2/28/2025	10,000,000	10,607,422
3.00%, 9/30/2025	10,775,000	11,632,370
2.50%, 2/28/2026	21,240,000	22,393,266
1.63%, 9/30/2026	22,265,000	22,288,483
2.00%, 11/15/2026	20,690,000	21,235,537
2.38%, 5/15/2027	22,000,000	23,194,531
2.25%, 8/15/2027	9,500,000	9,934,551
2.25%, 11/15/2027	6,850,000	7,167,615
2.88%, 5/15/2028	26,865,000	29,468,596
2.38%, 5/15/2029	5,000,000	5,301,758
1.63%, 8/15/2029	14,060,000	13,975,969

Total U.S. Treasury Obligations (cost $272,705,981)		279,553,839

Preferred Stocks 0.8%

	Shares

Consumer Finance 0.0%†
SquareTwo Financial Corp., 0.00%, *^¥ (e)(i)	355	0

Insurance 0.5%
Enstar Group Ltd., 7.00%, 03/01/2024 (i)	140,000	3,780,000
Maiden Holdings North America Ltd., 7.75%, 12/01/2043 (i)	75,000	1,698,750
PartnerRe Ltd., 7.25%, 04/29/2021 (i)	31,383	845,772

		6,324,522

Mortgage Real Estate Investment Trusts (REITs) 0.2%
Two Harbors Investment Corp., (ICE LIBOR USD 3 Month + 5.35%), 7.63%, 07/27/2027 (d)(i)	100,000	2,621,000

Thrifts & Mortgage Finance 0.1%
FHLMC, (ICE LIBOR USD 3 Month + 4.16%, 7.88% Floor), 8.38%, 12/31/2022* (d)(i)(j)	35,000	406,000

Total Preferred Stocks (cost $9,567,324)		9,351,522

Short-Term Investment 0.0%†
Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 1.76% (k)(l)	37,449	37,449

Total Short-Term Investment (cost $37,449)		37,449

30

Statement of Investments (Continued)

October 31, 2019

Nationwide Core Plus Bond Fund (Continued)

Repurchase Agreements 0.0%†

	Principal Amount	Value

BNP Paribas Securities Corp. 1.70%, dated 10/31/2019, due 11/1/2019, repurchase price $259,116, collateralized by U.S. Treasury Note, 2.50%, maturing 2/28/2021; total market value $265,274. (l)(m)	$259,104	$259,104

Royal Bank of Canada 1.68%, dated 10/31/2019, due 11/1/2019, repurchase price $127,908, collateralized by U.S. Treasury Note, 3.00%, maturing 9/30/2025; total market value $130,934. (l)(m)	127,902	127,902

Total Repurchase Agreements (cost $387,006)		387,006

Total Investments (cost $1,156,589,644) — 99.4%		1,189,104,979

Other assets in excess of liabilities — 0.6%		7,094,439

NET ASSETS — 100.0%		$1,196,199,418

*	Denotes a non-income producing security.

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

†	Amount rounds to less than 0.1%.

(a)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of October 31, 2019.

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at October 31, 2019 was $110,654,851 which represents 9.25% of net assets.

(c)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2019. The maturity date reflects the next call date.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2019.

(e)	Zero Coupon Security. Debt security that pays no cash income but is sold at substantial discount from its value at maturity.

(f)	Security in default.
(g)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2019.

(h)	Principal amounts are not adjusted for inflation.

(i)

The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of October 31, 2019.

(j)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $401,940, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $37,449 and $387,006, respectively, a total value of $424,455.

(k)	Represents 7-day effective yield as of October 31, 2019.

(l)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2019 was $424,455.

(m)	Please refer to Note 2(g) for additional information on the joint repurchase agreement.

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

UMBS	Uniform Mortgage-Backed Securities

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

31

Statement of Assets and Liabilities

October 31, 2019

Nationwide Core Plus Bond Fund
Assets:
Investment securities, at value* (cost $1,156,202,638)	$1,188,717,973
Repurchase agreements, at value (cost $387,006)	387,006
Cash	8,243,862
Interest receivable	7,835,274
Securities lending income receivable	294
Receivable for investments sold	10,880,486
Receivable for capital shares issued	721,253
Prepaid expenses	20,458

Total Assets	1,216,806,606

Liabilities:
Payable for investments purchased	19,073,837
Distributions payable	21,450
Payable for capital shares redeemed	490,201
Payable upon return of securities loaned (Note 2)	424,455
Accrued expenses and other payables:
Investment advisory fees	427,218
Fund administration fees	43,889
Distribution fees	4,644
Administrative servicing fees	20,111
Accounting and transfer agent fees	5,608
Trustee fees	4,969
Custodian fees	16,332
Compliance program costs (Note 3)	1,643
Professional fees	49,204
Printing fees	13,800
Other	9,827

Total Liabilities	20,607,188

Net Assets	$1,196,199,418

Represented by:
Capital	$1,183,014,631
Total distributable earnings (loss)	13,184,787

Net Assets	$1,196,199,418

Net Assets:
Class A Shares	$21,798,928
Class R6 Shares	1,146,899,846
Institutional Service Class Shares	27,500,644

Total	$1,196,199,418

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,093,420
Class R6 Shares	110,072,014
Institutional Service Class Shares	2,638,398

Total	114,803,832

32

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide Core Plus Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.41
Class R6 Shares	$10.42
Institutional Service Class Shares	$10.42
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.87

Maximum Sales Charge:
Class A Shares	4.25%

*	Includes value of securities on loan of $401,940 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

33

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Core Plus Bond Fund
INVESTMENT INCOME:
Interest income	$41,756,911
Dividend income	659,623
Income from securities lending (Note 2)	43,068
Foreign tax withholding	(488)

Total Income	42,459,114

EXPENSES:
Investment advisory fees	5,057,700
Fund administration fees	375,848
Distribution fees Class A	54,299
Administrative servicing fees Class A	21,879
Administrative servicing fees Institutional Service Class	22,745
Registration and filing fees	48,975
Professional fees	93,270
Printing fees	24,079
Trustee fees	42,777
Custodian fees	56,322
Accounting and transfer agent fees	25,386
Compliance program costs (Note 3)	5,951
Other	22,915

Total expenses before fees waived	5,852,146

Investment advisory fees voluntarily waived (Note 3)	(127,590)

Net Expenses	5,724,556

NET INVESTMENT INCOME	36,734,558

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	6,820,265
Net change in unrealized appreciation/depreciation in the value of investment securities	72,383,970

Net realized/unrealized gains	79,204,235

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$115,938,793

The accompanying notes are an integral part of these financial statements.

34

Statements of Changes in Net Assets

	Nationwide Core Plus Bond Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$36,734,558	$39,123,394
Net realized gains (losses)	6,820,265	(13,046,204)
Net change in unrealized appreciation/depreciation	72,383,970	(47,079,063)

Change in net assets resulting from operations	115,938,793	(21,001,873)

Distributions to Shareholders From:
Distributable earnings:
Class A	(632,509)	(622,784)
Class R6	(36,751,648)	(39,418,897)
Institutional Service Class	(679,817)	(520,467)

Change in net assets from shareholder distributions	(38,063,974)	(40,562,148)

Change in net assets from capital transactions	(68,671,517)	37,527,963

Change in net assets	9,203,302	(24,036,058)

Net Assets:
Beginning of year	1,186,996,116	1,211,032,174

End of year	$1,196,199,418	$1,186,996,116

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,023,081	$2,487,184
Proceeds from shares issued from merger (Note 10)	–	20,590,932
Dividends reinvested	615,961	602,126
Cost of shares redeemed	(5,487,079)	(7,265,749)

Total Class A Shares	151,963	16,414,493

Class R6 Shares
Proceeds from shares issued	84,281,218	61,641,165
Proceeds from shares issued from merger (Note 10)	–	3,865,760
Dividends reinvested	36,503,261	39,190,332
Cost of shares redeemed	(197,856,651)	(89,172,614)

Total Class R6 Shares	(77,072,172)	15,524,643

Institutional Service Class Shares
Proceeds from shares issued	19,884,914	18,180,846
Proceeds from shares issued from merger (Note 10)	–	536,380
Dividends reinvested	659,994	492,124
Cost of shares redeemed	(12,296,216)	(13,620,523)

Total Institutional Service Class Shares	8,248,692	5,588,827

Change in net assets from capital transactions	$(68,671,517)	$37,527,963

35

Statements of Changes in Net Assets (Continued)

	Nationwide Core Plus Bond Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	507,526	247,726
Issued in merger (Note 10)	–	2,014,341
Reinvested	60,933	60,435
Redeemed	(546,695)	(725,951)

Total Class A Shares	21,764	1,596,551

Class R6 Shares
Issued	8,335,352	6,152,678
Issued in merger (Note 10)	–	377,939
Reinvested	3,609,463	3,926,794
Redeemed	(19,783,905)	(8,943,652)

Total Class R6 Shares	(7,839,090)	1,513,759

Institutional Service Class Shares
Issued	1,961,699	1,818,413
Issued in merger (Note 10)	–	52,421
Reinvested	65,108	49,326
Redeemed	(1,211,148)	(1,367,289)

Total Institutional Service Class Shares	815,659	552,871

Total change in shares	(7,001,667)	3,663,181

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

36

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Core Plus Bond Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$9.74	0.28	0.68	0.96	(0.29)	–	(0.29)	$10.41	10.03%		$21,798,928	0.83%	2.80%	0.84%	113.81%
Year Ended October 31, 2018	$10.24	0.29	(0.49)	(0.20)	(0.30)	–	(0.30)	$9.74	(2.01%	)	$20,176,256	0.86%	2.86%	0.86%	77.41%
Year Ended October 31, 2017	$10.36	0.27	(0.08)	0.19	(0.29)	(0.02)	(0.31)	$10.24	1.80%		$4,867,137	0.86%	2.60%	0.86%	90.67%
Year Ended October 31, 2016	$10.19	0.27	0.20	0.47	(0.30)	–	(0.30)	$10.36	4.67%		$4,432,115	0.86%	2.60%	0.86%	91.19%
Year Ended October 31, 2015	$10.28	0.25	(0.05)	0.20	(0.28)	(0.01)	(0.29)	$10.19	1.95%		$2,686,422	0.81%	2.41%	0.81%	77.82%

Class R6 Shares (g)
Year Ended October 31, 2019	$9.75	0.32	0.68	1.00	(0.33)	–	(0.33)	$10.42	10.40%		$1,146,899,846	0.48%	3.15%	0.49%	113.81%
Year Ended October 31, 2018	$10.25	0.32	(0.49)	(0.17)	(0.33)	–	(0.33)	$9.75	(1.65%	)	$1,149,050,660	0.49%	3.22%	0.49%	77.41%
Year Ended October 31, 2017	$10.37	0.30	(0.08)	0.22	(0.32)	(0.02)	(0.34)	$10.25	2.18%		$1,193,143,756	0.49%	2.96%	0.49%	90.67%
Year Ended October 31, 2016	$10.20	0.30	0.21	0.51	(0.34)	–	(0.34)	$10.37	5.05%		$1,035,970,447	0.49%	2.96%	0.49%	91.19%
Year Ended October 31, 2015	$10.29	0.28	(0.05)	0.23	(0.31)	(0.01)	(0.32)	$10.20	2.27%		$983,126,370	0.49%	2.73%	0.49%	77.82%

Institutional Service Class Shares
Year Ended October 31, 2019	$9.75	0.30	0.69	0.99	(0.32)	–	(0.32)	$10.42	10.28%		$27,500,644	0.58%	3.01%	0.59%	113.81%
Year Ended October 31, 2018	$10.25	0.31	(0.49)	(0.18)	(0.32)	–	(0.32)	$9.75	(1.76%	)	$17,769,200	0.60%	3.09%	0.60%	77.41%
Year Ended October 31, 2017	$10.37	0.29	(0.08)	0.21	(0.31)	(0.02)	(0.33)	$10.25	2.07%		$13,021,281	0.59%	2.83%	0.59%	90.67%
Year Ended October 31, 2016	$10.20	0.29	0.21	0.50	(0.33)	–	(0.33)	$10.37	4.95%		$6,722,061	0.59%	2.85%	0.59%	91.19%
Year Ended October 31, 2015	$10.28	0.27	(0.03)	0.24	(0.31)	(0.01)	(0.32)	$10.20	2.32%		$1,457,231	0.55%	2.67%	0.55%	77.82%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

37

Fund Commentary	Nationwide Government Money Market Fund

For the annual period ended October 31, 2019, the Nationwide Government Money Market Fund (Investor Shares) returned 1.84% versus 1.89% for its benchmark, the iMoneyNet Money Fund AverageTM Government All. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The 12-month reporting period ended October 31, 2019, could reasonably be divided into two distinct time periods — the first two months was characterized by rising short-term interest rates, with the remaining 10 months experiencing declining interest rates, including the inversion of the money market yield curve. This was due to a shift in Federal Reserve (Fed) sentiment regarding the optimal level of the federal funds target rate, given an outlook of slower economic growth and weaker inflation resulting from uncertainties in U.S. trade policy and slowing global growth.

Throughout the reporting period, the economy continued to expand at a healthy, albeit slower, pace. Leading into the reporting period, gross domestic product (GDP) growth for the third quarter of 2018 was 3.4%. However, in the fourth quarter of 2018, GDP growth slowed to 1.1%. This continued into 2019, with returns of 3.1%, 2.0% and 1.9% for the first quarter, second quarter, and third quarter, respectively. Meanwhile, the unemployment rate remained among historical lows throughout the period, fluctuating between 4.0% and 3.5%, to end at 3.6% in October 2019. Inflation was at or near the Fed’s 2% target level during the first three months of the reporting period, but then trended lower. The year-over-year change in the price index for core personal consumption expenditure fell from 2.0% in January 2019 to a low of 1.5% in April and again in June before rebounding somewhat to end at 1.7% in September.

From a market supply perspective, the third quarter of 2019 brought an early resolution to a potential debt ceiling crisis, as the U.S. Congress and President Trump reached a two-year budget agreement in early August, which included a two-year debt limit suspension. This resulted in net new bill issuance totaling $400 billion in the third quarter as the U.S. Treasury worked to replenish its cash balance. Also, during the reporting period, the Government Sponsored Enterprises (such as Fannie Mae and Freddie Mac) continued to issue floating-rate securities tied to the secured overnight financing rate (“SOFR”). SOFR is based on the Treasury repurchase market and has been designated as an alternative to the London Interbank Offered Rate (“LIBOR”) when and if LIBOR is phased out, as proposed, by the end of 2021.

The healthy economic environment coupled with evidence of increasing price pressures kept the Fed on a tightening path through the end of 2018 as it raised the federal funds target range at the December 2018 Federal Open Market Committee (FOMC) meeting. This policy action brought the target range 25 basis points higher, from 2.00% - 2.25% at the beginning of the reporting period to 2.25% - 2.50% at the end of December. However, during this time frame, trade tensions between the United States and China were well underway with the United States having implemented import tariffs on approximately $250 billion of Chinese goods with threats of more to come if a trade agreement could not be reached. China had retaliated with tariffs on over $60 billion of U.S. goods. In addition, Fed concerns over “global economic and financial developments” including challenges to the pace of global growth were increasing. As these potential headwinds to the economic outlook began to take shape, the Fed began to alter its communications to the market as well as its forward-looking economic projections, beginning with the December 2018 FOMC meeting. Over time, the Fed’s monetary policy stance shifted from one of tightening, to being “patient,” to potentially easing if deemed necessary to maintain the economic expansion. At the same time, in January 2019, the Federal Funds Futures Market implied a 65% probability of no Fed move in 2019. However, by June 2019, it was pricing in a 69% probability of the target range being reduced by at least 75 basis points by year-end. Subsequently, at each of the FOMC meetings in July, September and October, the Fed lowered the federal funds target range by

38

Fund Commentary (cont.)	Nationwide Government Money Market Fund

25 basis points, referring to each action as a “mid-cycle adjustment to policy” due to “implications of global developments for the economic outlook as well as muted inflation pressures.” These policy actions brought the target range a total of 75 basis points lower, from 2.25% - 2.50% to 1.50% - 1.75% by the end of the reporting period.

Over the 12-month reporting period, yields on Treasury securities generally rose while the Fed was raising rates and then reversed direction as sentiment shifted, with the yield curve eventually becoming inverted. For instance, the yield on the 1-month Treasury bill increased 14 basis points — from 2.32% at the beginning of the period to a peak of 2.46% in March 2019 — after which it declined 92 basis points to end the period at 1.54%. Similarly, the yield on the 1-year Treasury bill rose 9 basis points — from 2.65% at the beginning of the period to a peak of 2.74% in November 2018 — to then fall 123 basis points to end the period at 1.51%. The first portion of the Treasury bill curve to become inverted was the 6-month to 1-year area in March 2019, with the 1-month to 1-year inversion following in April. As of the end of the period, the yield spread between the 1-month and 1-year Treasury bills was a negative 3 basis points. Late in the reporting period, in September 2019, the market for repurchase agreements experienced significant volatility, with rates on overnight transactions collateralized by government securities exceeding 5% for a short period of time. The factors that drove rates higher were largely technical in nature — a confluence of events to include an increase in the amount of Treasury collateral to be financed as a result of a large Treasury settlement as well as a decrease in demand for repurchase agreements due to a corporate tax payment date — and was related to the manner in which the Fed implements monetary policy in an ample reserves regime. The Fed intervened over the ensuing weeks to provide liquidity on both a temporary and permanent basis in order to regain control over short-term rates. This event was not a reflection of credit-related concerns, and resulted in a temporary upward boost in yield to the Fund due to the core position that the Fund holds in repurchase agreements.

Against the backdrop of declining short-term interest rates in the second half of the reporting period, we increased the average maturity target range of the Fund from a range of 25 to 35 days at the beginning of the reporting period to 30 to 40 days in mid-March 2019. The average maturity extension was in response to the expectation of potential monetary policy easing by the Fed at some point in 2019. We extended the average maturity range again in October, taking it to 35 - 45 days as it seemed likely the Fed would not be raising rates in the very near term. We found value in Treasury and agency floating-rate notes, which comprised 28% of Fund assets at period-end. This includes SOFR-based floating-rate securities, which comprised 12% of fund assets at the end of the period versus 1% a year earlier. We also added to the Fund’s Treasury and agency fixed-rate securities, which comprised 22% of Fund assets at the end of the period versus 17% a year earlier. This was primarily the result of an increasing allocation to Treasury notes, as we maintained positions in Treasury bills and agency discount notes. The Fund’s weighted average maturity and weighted average life stood at 40 days and 112 days, respectively, at the end of October 2019, versus 29 days and 96 days a year earlier. The Fund’s longer average maturity stance and security allocations allowed it to remain competitive with comparably invested money market funds.

The Fund does not use derivatives.

Subadviser:

Federated Investment Management Company

The Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund is open to all investors and although it seeks to preserve the value of investments at $1.00 per share, it cannot guarantee it will do so. You could lose money by investing in the Fund. The Fund may impose a fee upon sale of shares or temporarily suspend the sale of shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

39

Fund Commentary (cont.)	Nationwide Government Money Market Fund

The Fund may invest in shares of other government money market mutual funds, including those advised by the Fund’s subadviser, to provide additional liquidity or to achieve higher yields. Please refer to the most recent prospectus for a more detailed description of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

40

Fund Overview	Nationwide Government Money Market Fund

Asset Allocation1

Repurchase Agreements	45.3%
U.S. Government Agency Securities	35.1%
U.S. Treasury Obligations	19.3%
Investment Companies	0.4%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings2

U.S. Treasury Notes, 1.75%, 1/31/2021	2.6%
FHLB Discount Notes, 2.11%, 11/15/2019	1.5%
U.S. Treasury Notes, 1.68%, 10/31/2020	1.3%
U.S. Treasury Bills, 2.13%, 2/27/2020	1.3%
FHLB, 1.70%, 4/3/2020	1.3%
FHLB Discount Notes, 2.02%, 11/6/2019	1.1%
U.S. Treasury Bills, 1.90%, 2/13/2020	1.0%
FHLB, 1.84%, 5/14/2020	0.9%
FHLB, 1.85%, 7/17/2020	0.9%
U.S. Treasury Bills, 2.14%, 12/12/2019	0.9%
Other Holdings#	87.2%
100.0%

#	For purposes of listing top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

41

Fund Performance	Nationwide Government Money Market Fund

Average Annual Total Return

(For periods ended October 31, 2019)

	1 Yr.	5 Yr.	10 Yr.
Class R6[1]	1.90%	0.70%	0.35%
Investor[2]	1.84%	0.64%	0.32%
Service Class	1.62%	0.54%	0.27%
iMoneyNet Money Fund AverageTM Government All	1.89%	0.71%	0.36%

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[2]	Effective September 30, 2016, Prime Shares were renamed Investor Shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class R6	0.48%	0.48%
Investor	0.58%	0.58%
Service Class	0.78%	0.75%

^

Current effective prospectus dated February 28, 2019. The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

42

Fund Performance (cont.)	Nationwide Government Money Market Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Investor Shares of the Nationwide Government Money Market Fund versus the iMoneyNet Money Fund AverageTM Government All over the 10-year period ended 10/31/19. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

43

Shareholder Expense Example	Nationwide Government Money Market Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Government Money Market Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19	Expense Ratio During Period (%) 5/1/19 - 10/31/19
Class R6 Shares	Actual	(a)	1,000.00	1,009.20	2.38	0.47
	Hypothetical	(a)(b)	1,000.00	1,022.84	2.40	0.47
Investor Shares	Actual	(a)	1,000.00	1,008.80	2.78	0.55
	Hypothetical	(a)(b)	1,000.00	1,022.43	2.80	0.55
Service Class Shares	Actual	(a)	1,000.00	1,007.80	3.80	0.75
	Hypothetical	(a)(b)	1,000.00	1,021.42	3.82	0.75

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

44

Statement of Investments

October 31, 2019

Nationwide Government Money Market Fund

U.S. Government Agency Securities 35.1%

	Principal Amount	Value

FFCB
(ICE LIBOR USD 1 Month - 0.08%), 1.84%, 11/13/2019 (a)	$1,250,000	$1,249,998
(ICE LIBOR USD 1 Month - 0.06%), 1.94%, 12/4/2019 (a)	2,000,000	1,999,995
(ICE LIBOR USD 1 Month - 0.08%), 1.72%, 1/27/2020 (a)	1,500,000	1,499,986
(ICE LIBOR USD 1 Month - 0.07%), 1.86%, 2/12/2020 (a)	1,250,000	1,249,956
(ICE LIBOR USD 1 Month - 0.02%), 1.96%, 4/8/2020 (a)	1,400,000	1,400,000
(ICE LIBOR USD 1 Month - 0.03%), 1.91%, 4/9/2020 (a)	500,000	500,000
(ICE LIBOR USD 1 Month + 0.00%), 1.92%, 4/14/2020 (a)	3,500,000	3,500,000
(ICE LIBOR USD 1 Month + 0.01%), 2.00%, 9/4/2020 (a)	2,500,000	2,499,947
(ICE LIBOR USD 1 Month + 0.00%), 1.92%, 11/13/2020 (a)	2,500,000	2,500,000
(ICE LIBOR USD 1 Month + 0.01%), 1.81%, 11/27/2020 (a)	1,250,000	1,249,967
(US Federal Funds Effective Rate (continuous series) + 0.13%), 1.95%, 3/8/2021 (a)	1,000,000	999,933
(SOFR + 0.12%), 1.94%, 3/18/2021 (a)	1,500,000	1,500,000
(SOFR + 0.08%), 1.90%, 6/10/2021 (a)	500,000	500,000
(SOFR + 0.08%), 1.90%, 7/9/2021 (a)	600,000	600,000
(SOFR + 0.08%), 1.90%, 9/13/2021 (a)	1,500,000	1,500,000
FFCB Discount Notes
2.60%, 11/4/2019	400,000	399,914
2.68%, 12/9/2019	1,000,000	997,182
2.40%, 12/10/2019	2,750,000	2,742,850
2.34%, 4/2/2020	330,000	326,746
2.34%, 5/20/2020	350,000	345,466
FHLB
(ICE LIBOR USD 1 Month - 0.10%), 1.75%, 11/21/2019 (a)	2,000,000	2,000,000
(ICE LIBOR USD 1 Month - 0.04%), 1.76%, 11/27/2019 (a)	2,000,000	2,000,000
(ICE LIBOR USD 1 Month - 0.05%), 1.95%, 12/4/2019 (a)	1,500,000	1,500,000
(ICE LIBOR USD 1 Month - 0.05%), 1.94%, 12/5/2019 (a)	2,000,000	2,000,000
(SOFR + 0.03%), 1.85%, 12/6/2019 (a)	4,500,000	4,500,000
(ICE LIBOR USD 3 Month - 0.23%), 1.90%, 12/12/2019 (a)	2,000,000	1,999,867
(ICE LIBOR USD 3 Month - 0.14%), 2.02%, 12/19/2019 (a)	1,500,000	1,500,000
(ICE LIBOR USD 1 Month - 0.06%), 1.79%, 12/20/2019 (a)	1,500,000	1,500,000
(ICE LIBOR USD 3 Month - 0.14%), 1.97%, 12/26/2019 (a)	850,000	850,061
(ICE LIBOR USD 1 Month - 0.05%), 1.84%, 1/17/2020 (a)	3,000,000	3,000,000
(SOFR + 0.05%), 1.87%, 1/17/2020 (a)	3,000,000	3,000,000
(ICE LIBOR USD 3 Month - 0.15%), 1.80%, 1/22/2020 (a)	1,250,000	1,250,000
(SOFR + 0.04%), 1.86%, 2/21/2020 (a)	750,000	750,054
(ICE LIBOR USD 3 Month - 0.12%), 2.02%, 2/28/2020 (a)	3,000,000	3,000,000

U.S. Government Agency Securities (continued)

	Principal Amount	Value

FHLB (continued)
(ICE LIBOR USD 1 Month - 0.01%), 1.99%, 3/5/2020 (a)	$1,000,000	$1,000,000
(SOFR + 0.03%), 1.85%, 3/6/2020 (a)	2,700,000	2,700,000
(ICE LIBOR USD 1 Month - 0.06%), 1.87%, 3/12/2020 (a)	2,000,000	2,000,000
(ICE LIBOR USD 1 Month - 0.05%), 1.80%, 3/19/2020 (a)	2,000,000	2,000,000
(ICE LIBOR USD 1 Month + 0.05%), 1.87%, 3/25/2020 (a)	2,000,000	2,000,000
(SOFR + 0.07%), 1.89%, 3/26/2020 (a)	2,000,000	2,000,000
(ICE LIBOR USD 1 Month + 0.05%), 1.85%, 3/27/2020 (a)	3,500,000	3,500,000
(SOFR + 0.07%), 1.89%, 3/27/2020 (a)	3,000,000	3,000,000
1.70%, 4/3/2020	7,000,000	6,996,943
1.72%, 4/16/2020	3,000,000	2,999,818
(ICE LIBOR USD 1 Month - 0.03%), 1.82%, 4/20/2020 (a)	2,000,000	2,000,000
1.69%, 4/28/2020	1,500,000	1,499,972
(ICE LIBOR USD 1 Month - 0.02%), 1.98%, 5/4/2020 (a)	2,000,000	2,000,000
(SOFR + 0.02%), 1.84%, 5/14/2020 (a)	5,000,000	5,000,000
1.95%, 6/17/2020	3,000,000	3,000,000
(SOFR + 0.04%), 1.86%, 6/19/2020 (a)	2,250,000	2,250,000
(SOFR + 0.03%), 1.85%, 7/17/2020 (a)	5,000,000	5,000,000
(SOFR + 0.10%), 1.92%, 7/17/2020 (a)	2,750,000	2,750,000
2.10%, 7/23/2020	3,000,000	3,000,000
1.94%, 9/4/2020	2,000,000	2,000,000
(SOFR + 0.05%), 1.87%, 9/28/2020 (a)	1,500,000	1,500,000
(SOFR + 0.11%), 1.93%, 10/1/2020 (a)	1,250,000	1,250,000
(SOFR + 0.12%), 1.94%, 10/7/2020 (a)	1,000,000	1,000,000
(SOFR + 0.13%), 1.95%, 10/16/2020 (a)	2,500,000	2,500,000
(ICE LIBOR USD 3 Month - 0.12%), 1.00%, 11/5/2020 (a)	2,500,000	2,500,000
(ICE LIBOR USD 1 Month + 0.00%), 1.91%, 11/16/2020 (a)	3,000,000	3,000,000
(SOFR + 0.10%), 1.92%, 12/23/2020 (a)	1,500,000	1,500,000
(SOFR + 0.05%), 1.87%, 1/22/2021 (a)	1,000,000	1,000,000
(SOFR + 0.05%), 1.87%, 1/28/2021 (a)	2,000,000	2,000,000
(SOFR + 0.07%), 1.89%, 2/26/2021 (a)	1,100,000	1,100,000
(SOFR + 0.17%), 1.99%, 4/9/2021 (a)	1,200,000	1,200,000
(SOFR + 0.08%), 1.90%, 6/11/2021 (a)	2,000,000	2,000,000
(SOFR + 0.08%), 1.90%, 7/8/2021 (a)	2,000,000	2,000,000
(SOFR + 0.08%), 1.90%, 7/23/2021 (a)	1,500,000	1,500,000
FHLB Discount Notes
2.02%, 11/6/2019	6,000,000	5,998,317
2.38%, 11/13/2019	1,500,000	1,498,812
2.11%, 11/15/2019	8,000,000	7,993,440
1.97%, 12/4/2019	3,000,000	2,994,599
1.94%, 12/16/2019	3,000,000	2,992,725
2.03%, 1/8/2020	1,500,000	1,494,277
1.75%, 1/21/2020	4,000,000	3,984,284
1.66%, 1/22/2020	4,500,000	4,483,087
1.71%, 2/26/2020	1,500,000	1,491,712
1.90%, 3/20/2020	1,500,000	1,488,975
FHLMC
2.46%, 4/8/2020	3,000,000	3,000,000
(SOFR + 0.04%), 1.86%, 9/10/2020 (a)	1,700,000	1,700,000
(SOFR + 0.06%), 1.88%, 6/14/2021 (a)	4,000,000	4,000,000

45

Statement of Investments (Continued)

October 31, 2019

Nationwide Government Money Market Fund (Continued)

U.S. Government Agency Securities (continued)

	Principal Amount	Value

FHLMC Discount Notes, 1.68%, 3/5/2020	$1,700,000	$1,690,148
FNMA
1.40%, 11/25/2019	3,000,000	2,997,750
(SOFR + 0.16%), 1.98%, 1/30/2020 (a)	1,400,000	1,400,000
(SOFR + 0.08%), 1.90%, 10/30/2020 (a)	1,500,000	1,500,000
(SOFR + 0.04%), 1.86%, 1/29/2021 (a)	750,000	750,000

Total U.S. Government Agency Securities (cost $188,616,781)		188,616,781

U.S. Treasury Obligations 19.3%
U.S. Treasury Bills
2.14%, 12/12/2019	4,750,000	4,738,445
2.13%, 12/19/2019	3,000,000	2,991,480
2.02%, 1/16/2020	3,500,000	3,485,148
1.90%, 2/13/2020	5,500,000	5,469,970
2.13%, 2/27/2020	7,250,000	7,199,606
1.84%, 3/12/2020	3,500,000	3,476,579
1.86%, 3/19/2020	3,950,000	3,921,745
1.64%, 4/9/2020	2,500,000	2,481,945
1.62%, 4/30/2020	2,000,000	1,983,811
1.64%, 7/16/2020	750,000	741,293
1.82%, 8/13/2020	2,000,000	1,971,400
1.76%, 9/10/2020	2,500,000	2,462,058
U.S. Treasury Notes
3.38%, 11/15/2019	4,500,000	4,501,450
1.50%, 11/30/2019	500,000	499,587
1.88%, 12/31/2019	1,250,000	1,248,662
1.25%, 1/31/2020	500,000	498,409
1.25%, 2/29/2020	3,000,000	2,991,447
1.13%, 3/31/2020	2,250,000	2,242,836
1.38%, 3/31/2020	1,000,000	995,156
1.50%, 4/15/2020	1,750,000	1,745,838
1.38%, 4/30/2020	3,500,000	3,492,266
(US Treasury 3 Month Bill Money Market Yield + 0.03%), 1.67%, 4/30/2020 (a)	1,500,000	1,500,059
2.38%, 4/30/2020	750,000	751,250
3.50%, 5/15/2020	1,750,000	1,763,824
1.38%, 5/31/2020	1,500,000	1,495,039
1.50%, 5/31/2020	3,000,000	2,994,352
2.50%, 6/30/2020	500,000	501,967
(US Treasury 3 Month Bill Money Market Yield + 0.04%), 1.68%, 7/31/2020 (a)	2,000,000	1,999,136
1.38%, 8/31/2020	500,000	498,775
2.63%, 8/31/2020	3,600,000	3,622,389
2.75%, 9/30/2020	2,250,000	2,272,370
(US Treasury 3 Month Bill Money Market Yield + 0.05%), 1.68%, 10/31/2020 (a)	7,250,000	7,246,686
2.63%, 11/15/2020	3,000,000	3,029,474
(US Treasury 3 Month Bill Money Market Yield + 0.12%), 1.75%, 1/31/2021 (a)	14,000,000	13,993,439
(US Treasury 3 Month Bill Money Market Yield + 0.14%), 1.78%, 4/30/2021 (a)	2,500,000	2,499,945

U.S. Treasury Obligations (continued)

	Principal Amount	Value

U.S. Treasury Notes (continued)
(US Treasury 3 Month Bill Money Market Yield + 0.30%), 1.94%, 10/31/2021 (a)	$750,000	$750,000

Total U.S. Treasury Obligations (cost $104,057,836)		104,057,836

Investment Companies 0.4%

	Shares

Asset Management 0.4%
Federated Government Obligations Fund, Premier Shares, 1.75% (b)	1,000,000	1,000,000
Federated Treasury Obligations Fund, Institutional Shares, 1.69% (b)	1,000,000	1,000,000

Total Investment Companies (cost $2,000,000)		2,000,000

Repurchase Agreements 45.3%

	Principal Amount

ABN Amro Bank NV, 1.75%, dated 10/31/2019, due 11/1/2019, repurchase price $50,002,431, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 5.00%, maturing 4/9/2020 - 1/1/2049; total market value $51,276,999. (c)	$50,000,000	50,000,000
Barclays Bank plc, 1.93%, dated 10/2/2019, due 11/1/2019, repurchase price $7,011,258, collateralized by U.S. Government Agency and Treasury Securities, ranging from 1.25% - 5.25%, maturing 5/6/2021 - 5/20/2049; total market value $7,151,306. (c)(d)	7,000,000	7,000,000
BNP Paribas SA, 1.98%, dated 9/24/2019, due 11/25/2019, repurchase price $20,068,200, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 8.50%, maturing 11/7/2019 - 8/1/2049; total market value $20,468,705. (c)(d)	20,000,000	20,000,000
BNP Paribas SA, 1.78%, dated 10/22/2019, due 12/2/2019, repurchase price $20,040,544, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 8.50%, maturing 3/31/2020 - 10/1/2049; total market value $20,440,891. (c)(d)	20,000,000	20,000,000
BNP Paribas SA, 1.71%, dated 10/30/2019, due 11/29/2019, repurchase price $8,011,400, collateralized by U.S. Government Treasury Securities, ranging from 2.13% - 5.25%, maturing 2/15/2021 - 2/15/2040; total market value $8,171,516. (c)(d)	8,000,000	8,000,000

46

Statement of Investments (Continued)

October 31, 2019

Nationwide Government Money Market Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

BNP Paribas SA, 2.06%, dated 9/5/2019, due 11/1/2019, repurchase price $15,048,925, collateralized by U.S. Government Treasury Securities, ranging from 0.38% - 4.25%, maturing 5/15/2020 - 2/15/2040; total market value $15,349,191. (c)(d)	$15,000,000	$15,000,000
BNP Paribas SA, 2.03%, dated 9/16/2019, due 12/16/2019, repurchase price $15,076,971, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 4.50%, maturing 11/7/2019 - 10/1/2049; total market value $15,377,353. (c)(d)	15,000,000	15,000,000
ING Financial Markets LLC, 1.75%, dated 10/31/2019, due 11/1/2019, repurchase price $38,901,891, collateralized by U.S. Government Agency Securities, ranging from 3.50% - 5.00%, maturing 9/1/2047 - 9/1/2049; total market value $39,679,929. (c)	38,900,000	38,900,000
Natixis Financial Products LLC, 1.90%, dated 10/18/2019, due 11/1/2019, repurchase price $10,007,389, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 5.14%, maturing 11/21/2019 - 8/1/2049; total market value $10,207,443. (c)(d)	10,000,000	10,000,000
Natixis Financial Products LLC, 1.75%, dated 10/31/2019, due 11/1/2019, repurchase price $10,000,486, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 5.50%, maturing 7/16/2020 - 8/1/2049; total market value $10,230,525. (c)	10,000,000	10,000,000
Wells Fargo Securities LLC, 1.75%, dated 10/31/2019, due 11/1/2019, repurchase price $50,002,431, collateralized by U.S. Government Agency Securities, ranging from 2.98% - 4.39%, maturing 3/25/2027 - 7/25/2052; total market value $51,502,504. (c)	50,000,000	50,000,000

Total Repurchase Agreements (cost $243,900,000)		243,900,000

Total Investments (cost $538,574,617) — 100.1%		538,574,617

Liabilities in excess of other assets — (0.1)%		(670,983)

NET ASSETS — 100.0%		$537,903,634

(a)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2019.

(b)	Represents 7-day effective yield as of October 31, 2019.

(c)	Please refer to Note 2(g) for additional information on the joint repurchase agreement.

(d)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2019. The maturity date represents the actual maturity date.

FFCB	Federal Farm Credit Bank

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

SOFR	Secured Overnight Financing Rate

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

47

Statement of Assets and Liabilities

October 31, 2019

Nationwide Government Money Market Fund
Assets:
Investment securities, at value (cost $294,674,617)	$294,674,617
Repurchase agreements, at value (cost $243,900,000)	243,900,000
Cash	844,204
Interest and dividends receivable	646,571
Receivable for capital shares issued	1,155,329
Prepaid expenses	27,095

Total Assets	541,247,816

Liabilities:
Payable for investments purchased	2,500,000
Distributions payable	5,549
Payable for capital shares redeemed	415,962
Accrued expenses and other payables:
Investment advisory fees	138,161
Fund administration fees	24,180
Distribution fees	234
Administrative servicing fees	27,676
Accounting and transfer agent fees	120,270
Trustee fees	2,285
Custodian fees	13,643
Compliance program costs (Note 3)	740
Professional fees	26,626
Printing fees	55,611
Other	13,245

Total Liabilities	3,344,182

Net Assets	$537,903,634

Represented by:
Capital	$537,909,295
Total distributable earnings (loss)	(5,661)

Net Assets	$537,903,634

Net Assets:
Class R6 Shares	$209,337,773
Investor Shares	326,771,557
Service Class Shares	1,794,304

Total	$537,903,634

Shares Outstanding (unlimited number of shares authorized):
Class R6 Shares	209,341,153
Investor Shares	326,774,322
Service Class Shares	1,794,328

Total	537,909,803

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class R6 Shares	$1.00
Investor Shares	$1.00
Service Class Shares	$1.00

The accompanying notes are an integral part of these financial statements.

48

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Government Money Market Fund
INVESTMENT INCOME:
Interest income	$12,948,880
Dividend income	43,551

Total Income	12,992,431

EXPENSES:
Investment advisory fees	1,652,560
Fund administration fees	201,934
Distribution fees Service Class	2,857
Administrative servicing fees Investor	206,392
Administrative servicing fees Service Class	2,856
Registration and filing fees	54,130
Professional fees	48,816
Printing fees	80,739
Trustee fees	20,124
Custodian fees	12,215
Accounting and transfer agent fees	497,797
Compliance program costs (Note 3)	2,845
Other	13,757

Total expenses before earnings credit and expenses reimbursed	2,797,022

Earnings credit (Note 4)	(1,858)
Expenses reimbursed by adviser (Note 3)	(350)

Net Expenses	2,794,814

NET INVESTMENT INCOME	10,197,617

REALIZED/UNREALIZED LOSSES FROM INVESTMENTS:
Net realized losses from transactions in investment securities	(40)

Net realized/unrealized losses	(40)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$10,197,577

The accompanying notes are an integral part of these financial statements.

49

Statements of Changes in Net Assets

	Nationwide Government Money Market Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$10,197,617	$6,438,986
Net realized gains (losses)	(40)	102

Change in net assets resulting from operations	10,197,577	6,439,088

Distributions to Shareholders From:
Distributable earnings:
Class R6	(4,285,515)	(2,892,478)
Investor	(5,881,486)	(3,534,247)
Service Class	(30,615)	(18,230)

Change in net assets from shareholder distributions	(10,197,616)	(6,444,955)

Change in net assets from capital transactions	(18,536,096)	(68,804,126)

Change in net assets	(18,536,135)	(68,809,993)

Net Assets:
Beginning of year	556,439,769	625,249,762

End of year	$537,903,634	$556,439,769

CAPITAL TRANSACTIONS:
Class R6 Shares
Proceeds from shares issued	$78,631,196	$80,613,044
Dividends reinvested	4,284,979	2,892,023
Cost of shares redeemed	(112,610,410)	(135,482,535)

Total Class R6 Shares	(29,694,235)	(51,977,468)

Investor Shares
Proceeds from shares issued	125,642,866	102,241,177
Dividends reinvested	5,809,573	3,507,054
Cost of shares redeemed	(120,221,166)	(122,310,747)

Total Investor Shares	11,231,273	(16,562,516)

Service Class Shares
Proceeds from shares issued	533,567	328,679
Dividends reinvested	30,615	18,186
Cost of shares redeemed	(637,316)	(611,007)

Total Service Class Shares	(73,134)	(264,142)

Change in net assets from capital transactions	$(18,536,096)	$(68,804,126)

SHARE TRANSACTIONS:
Class R6 Shares
Issued	78,631,196	80,613,046
Reinvested	4,284,979	2,892,024
Redeemed	(112,610,410)	(135,482,535)

Total Class R6 Shares	(29,694,235)	(51,977,465)

Investor Shares
Issued	125,642,866	102,241,177
Reinvested	5,809,568	3,506,988
Redeemed	(120,221,166)	(122,310,747)

Total Investor Shares	11,231,268	(16,562,582)

50

Statements of Changes in Net Assets (Continued)

	Nationwide Government Money Market Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	533,567	328,680
Reinvested	30,615	18,186
Redeemed	(637,316)	(611,007)

Total Service Class Shares	(73,134)	(264,141)

Total change in shares	(18,536,101)	(68,804,188)

The accompanying notes are an integral part of these financial statements.

51

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Government Money Market Fund

		Operations				Distributions				Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations		Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)
Class R6 Shares (e)
Year Ended October 31, 2019	$1.00	0.02	–	0.02		(0.02)	(0.02)	$1.00	1.90%	$209,337,773	0.47%	1.89%	0.47%
Year Ended October 31, 2018	$1.00	0.01	–	0.01		(0.01)	(0.01)	$1.00	1.21%	$239,032,023	0.48%	1.18%	0.48%
Year Ended October 31, 2017	$1.00	–	–	–		–	–	$1.00	0.34%	$291,012,172	0.46%	0.32%	0.47%
Year Ended October 31, 2016	$1.00	–	–	–		–	–	$1.00	0.04%	$406,423,512	0.47%	0.04%	0.51%
Year Ended October 31, 2015	$1.00	–	–	–	(f)	–	–	$1.00	– (f)	$543,749,831	0.23%	–	0.50%

Investor Shares (g)
Year Ended October 31, 2019	$1.00	0.02	–	0.02		(0.02)	(0.02)	$1.00	1.84%	$326,771,557	0.53%	1.82%	0.53%
Year Ended October 31, 2018	$1.00	0.01	–	0.01		(0.01)	(0.01)	$1.00	1.13%	$315,540,308	0.57%	1.11%	0.57%
Year Ended October 31, 2017	$1.00	–	–	–		–	–	$1.00	0.23%	$332,105,990	0.57%	0.22%	0.62%
Year Ended October 31, 2016	$1.00	–	–	–		–	–	$1.00	–	$375,742,483	0.51%	–	0.66%
Year Ended October 31, 2015	$1.00	–	–	–	(f)	–	–	$1.00	– (f)	$441,261,912	0.23%	–	0.65%

Service Class Shares
Year Ended October 31, 2019	$1.00	0.02	–	0.02		(0.02)	(0.02)	$1.00	1.62%	$1,794,304	0.75%	1.61%	0.77%
Year Ended October 31, 2018	$1.00	0.01	–	0.01		(0.01)	(0.01)	$1.00	0.94%	$1,867,438	0.75%	0.92%	0.78%
Year Ended October 31, 2017	$1.00	–	–	–		–	–	$1.00	0.14%	$2,131,600	0.66%	0.12%	0.77%
Year Ended October 31, 2016	$1.00	–	–	–		–	–	$1.00	–	$2,699,641	0.51%	–	0.83%
Year Ended October 31, 2015	$1.00	–	–	–	(f)	–	–	$1.00	– (f)	$3,095,785	0.23%	–	0.90%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(f)

Includes payment by the investment adviser to offset capital losses incurred by the Fund due to the sale of securities. The payment was less than $0.005 per share. The effect of such payment did not affect the amount shown as total return for the period.

(g)	Effective September 30, 2016, Prime Shares were renamed Investor Shares.

The accompanying notes are an integral part of these financial statements.

52

Fund Commentary	Nationwide Inflation-Protected Securities Fund

For the annual period ended October 31, 2019, the Nationwide Inflation-Protected Securities Fund (Class R6) returned 8.82% versus 8.96% for its benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Inflation-Protected Bond (consisting of 221 funds as of October 31, 2019), was 7.71% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The 12-month reporting period began with the sell-off of risky assets buoyed by trade war escalations between the United States and China, along with concerns of faster-than-anticipated 2019 rate hikes by the Federal Reserve (Fed). Once the 10-year rate rose above 3.20%, risky assets fled to the safe haven of government bonds. Dwindling tailwinds from the 2017 corporate tax cuts, slower demand driving oil prices down and fear of a global economic slowdown added to the tumultuous end of 2018.

When the Fed raised rates in December 2018, the consensus was that quantitative tightening would continue through 2019 (even though an ease was priced in by the markets). Although the consumer remained in solid shape, as unemployment hit 3.5%, a 50-year low, manufacturing and services data was becoming soft, which led the Fed to signal at its March 2019 Federal Open Market Committee (FOMC) meeting that there would be no more rate hikes in 2019. The Fed continued its dovish rhetoric with the softening economic data throughout 2019, which led to three separate 25-basis-point cuts in July, September and October of 2019. On top of the fear of a U.S. economic slowdown were the headwinds created by geopolitical difficulties: namely, the U.S. and China trade war and the risk of a hard Brexit. There appears to be no end in sight to the trade war, but throughout the 12-month reporting period the random instances of escalation for tariffs caused momentary blips in the markets as investors tried to decipher potential impacts. The new prime minister of the UK promised that the UK would leave the European Union on October 31, 2019, but that did not occur and now

Brexit will hinge on a general election on December 12, 2019. Ultimately, risk assets ended the 12-month reporting period having generated great returns from the sharp decrease in rates, tighter credit spreads and the lack of inflation generation from softening economic data.

Ten-year Treasuries began the reporting period at 3.14%, reached as high as 3.22% and settled at 1.69% by the end of the reporting period. With the Fed’s dovish rhetoric and rate cuts to continue the current economic expansion, the S&P 500® Index was up 14.33% at the end of the reporting period. Rates were significantly lower by the end of the period, with investment grade credit spreads tightening from 1.12% to 1.05%, and 30-year Agency mortgage-backed securities (MBS) spreads widening from 0.97% over comparable-duration Treasuries to 1.04%.

Contributors to Performance

The Fund was slightly long duration for most of the reporting period, which contributed positively to Fund performance as rates fell. The Fund’s positioning for a steeper TIPS break-even curve and the decision to maintain the small allocation to Agency Debentures and Agency MBS and Agency Collateralized Mortgage Obligations (CMOs) from the merger of the Nationwide Government Bond Fund on December 1, 2017, along with the out-of-benchmark addition of short-term asset-backed securities (ABS), were the biggest contributors to Fund performance for the 12-month reporting period. The out-of-benchmark exposures to Agency Debentures and Agency MBS and Agency CMOs were maintained on a view of better relative value.

Detractors from Performance

Throughout the reporting period, rates continued to decrease on the back of the Fed’s dovish rhetoric and rate cuts to help continue the economic expansion. The Fund was slightly short duration in December 2018, which detracted from Fund performance as rates fell.

During the reporting period, the Fund employed derivatives, specifically U.S. Treasury Futures, to manage duration exposure. Futures are an

53

Fund Commentary (cont.)	Nationwide Inflation-Protected Securities Fund

efficient means by which the portfolio manager hedges the Fund’s exposure to changes in interest rates and do not materially affect overall performance.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Chad W. Finefrock, CFA and Gary R. Hunt, CFA

The Fund’s value is not guaranteed by the U.S. government or any government agency. The Fund is subject to the risks of investing in fixed-income securities, including default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund also is subject to inflation-protected bonds risk since the inflation-adjustment feature of these bonds can cause them to have lower yields than those of conventional fixed-rate bonds. The Fund may invest in derivatives (which create investment leverage and are highly volatile). The Fund’s holdings may subject the Fund to liquidity risk, making it more volatile than other mutual funds. Please refer to the most-recent prospectus for a more-detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

54

Fund Overview	Nationwide Inflation-Protected Securities Fund

Asset Allocation1

U.S. Treasury Obligations	87.2%
U.S. Government Agency Securities	4.9%
Asset-Backed Securities	4.5%
Mortgage-Backed Securities	1.1%
Collateralized Mortgage Obligations	0.9%
Foreign Government Security	0.8%
Commercial Mortgage-Backed Security	0.1%
Futures Contracts	0.1%
Other assets in excess of liabilities	0.4%
100.0%

Top Holdings2

U.S. Treasury Inflation Linked Bonds, 0.63%, 2/15/2043	7.6%
U.S. Treasury Inflation Linked Bonds, 2.38%, 1/15/2025	7.4%
U.S. Treasury Inflation Linked Bonds, 0.75%, 2/15/2042	6.0%
U.S. Treasury Inflation Linked Notes, 0.38%, 7/15/2025	5.7%
U.S. Treasury Inflation Linked Notes, 0.13%, 7/15/2022	5.1%
U.S. Treasury Inflation Linked Bonds, 2.13%, 2/15/2041	5.0%
U.S. Treasury Inflation Linked Notes, 0.13%, 4/15/2021	4.9%
U.S. Treasury Inflation Linked Notes, 0.38%, 1/15/2027	4.8%
U.S. Treasury Inflation Linked Bonds, 3.63%, 4/15/2028	4.4%
U.S. Treasury Inflation Linked Notes, 0.63%, 1/15/2026	4.3%
Other Holdings	44.8%
100.0%

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

55

Fund Performance	Nationwide Inflation-Protected Securities Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	8.58%	1.85%	0.66%	[2]
	w/ SC3	6.10%	1.39%	0.06%	[2]
Class R6[4,5]		8.82%	2.13%	0.96%	[2]
Institutional Service Class		8.70%	N/A	2.96%	[6]
Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM		8.96%	2.33%	0.99%	[2]

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of September 17, 2012.

[3]	Prior to October 29, 2013, a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% front-end sales charge was deducted.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[6]	Since inception date of December 6, 2016.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	0.75%	0.67%
Class R6	0.38%	0.30%
Institutional Service Class	0.50%	0.42%

^

Current effective prospectus dated February 28, 2019. The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

56

Fund Performance (cont.)	Nationwide Inflation-Protected Securities Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide Inflation-Protected Securities Fund from inception through 10/31/19 versus the Bloomberg Barclays (BBgBarc) U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM for the same period. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

57

Shareholder Expense Example	Nationwide Inflation-Protected Securities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Inflation-Protected Securities Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19	Expense Ratio During Period (%) 5/1/19 - 10/31/19
Class A Shares	Actual	(a)	1,000.00	1,040.40	2.93	0.57
	Hypothetical	(a)(b)	1,000.00	1,022.33	2.91	0.57
Class R6 Shares	Actual	(a)	1,000.00	1,041.70	1.54	0.30
	Hypothetical	(a)(b)	1,000.00	1,023.69	1.53	0.30
Institutional Service Class Shares	Actual	(a)	1,000.00	1,041.60	2.16	0.42
	Hypothetical	(a)(b)	1,000.00	1,023.09	2.14	0.42

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

58

Statement of Investments

October 31, 2019

Nationwide Inflation-Protected Securities Fund

Asset-Backed Securities 4.5%

	Principal Amount	Value

Other 4.5%
CCG Receivables Trust, Series 2019-1, Class A2, 2.80%, 9/14/2026 (a)	$6,353,324	$6,412,467
NRZ Advance Receivables Trust, Series 2019-T1, Class AT1, 2.59%, 7/15/2052 (a)	3,303,000	3,321,889
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Series 2019-T2, Class AT2, 2.32%, 10/15/2052 (a)	670,000	669,870

Total Asset-Backed Securities (cost $10,325,164)		10,404,226

Collateralized Mortgage Obligations 0.9%
FHLMC REMICS
Series 1684, Class I, 6.50%, 3/15/2024	121,098	134,775
Series 2296, Class H, 6.50%, 3/15/2031	15	16
FNMA REMICS
Series 1990-7, Class B, 8.50%, 1/25/2020	38	38
Series 1993-16, Class Z, 7.50%, 2/25/2023	6,998	7,361
Series 1993-226, Class PK, 6.00%, 12/25/2023	56,387	59,789
Series 2013-59, Class MX, 2.50%, 9/25/2042	1,875,382	1,904,312

Total Collateralized Mortgage Obligations (cost $2,086,932)		2,106,291

Commercial Mortgage-Backed Security 0.1%
FNMA REMICS, Series 1998-73, Class MZ, 6.30%, 10/17/2038	153,898	155,582

Total Commercial Mortgage-Backed Security (cost $154,524)		155,582

Foreign Government Security 0.8%
UNITED STATES 0.8%
Ukraine Government AID Bond, 1.47%, 9/29/2021	2,000,000	1,993,209

Total Foreign Government Security (cost $2,000,000)		1,993,209

Mortgage-Backed Securities 1.1%
FNMA Pool
Pool# 874982 6.81%, 11/1/2025	1,459,528	1,678,853
Pool# 773298 4.91%, 4/1/2035 (b)	493,351	510,913

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# 745769 4.39%, 7/1/2036 (b)	$348,362	$364,623
Pool# 813605 4.69%, 7/1/2036 (b)	124,162	128,447

Total Mortgage-Backed Securities (cost $2,473,949)		2,682,836

U.S. Government Agency Securities 4.9%
FFCB, 2.43%, 9/13/2027	3,000,000	3,145,647
FHLB
5.37%, 9/9/2024	2,615,000	3,069,957
3.00%, 3/12/2027	2,000,000	2,159,013
Tennessee Valley Authority, 2.25%, 3/15/2020	3,000,000	3,005,951

Total U.S. Government Agency Securities (cost $10,989,410)		11,380,568

U.S. Treasury Obligations 87.2%
U.S. Treasury Inflation Linked Bonds
2.38%, 1/15/2025 (c)	11,300,000	17,107,027
1.75%, 1/15/2028 (c)	4,800,000	6,615,352
3.63%, 4/15/2028 (c)	5,000,000	10,181,518
2.50%, 1/15/2029 (c)	4,750,000	6,866,411
3.88%, 4/15/2029 (c)	3,300,000	6,908,938
2.13%, 2/15/2041 (c)	7,375,000	11,509,300
0.75%, 2/15/2042 (c)	11,750,000	14,018,623
0.63%, 2/15/2043 (c)	15,350,000	17,518,071
0.75%, 2/15/2045 (c)	1,000,000	1,142,103
0.88%, 2/15/2047 (c)	5,000,000	5,747,685
U.S. Treasury Inflation Linked Notes
0.13%, 4/15/2020 (c)	7,800,000	8,499,637
0.13%, 4/15/2021 (c)	10,500,000	11,274,530
0.63%, 7/15/2021 (c)	4,925,000	5,643,345
0.13%, 1/15/2022 (c)(d)	6,000,000	6,754,223
0.13%, 7/15/2022 (c)	10,550,000	11,751,502
0.25%, 1/15/2025 (c)	5,000,000	5,436,752
0.38%, 7/15/2025 (c)	12,000,000	13,183,847
0.63%, 1/15/2026 (c)	9,000,000	9,979,512
0.13%, 7/15/2026 (c)	6,000,000	6,421,898
0.38%, 1/15/2027 (c)	10,250,000	11,030,151
0.38%, 7/15/2027 (c)	9,250,000	9,876,253
0.50%, 1/15/2028 (c)	5,000,000	5,334,722

Total U.S. Treasury Obligations (cost $200,131,837)		202,801,400

Total Investments (cost $228,161,816) — 99.5%		231,524,112

Other assets in excess of liabilities — 0.5%		1,067,664

NET ASSETS — 100.0%		$232,591,776

59

Statement of Investments (Continued)

October 31, 2019

Nationwide Inflation-Protected Securities Fund (Continued)

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at October 31, 2019 was $10,404,226 which represents 4.47% of net assets.

(b)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of October 31, 2019.

(c)	Principal amounts are not adjusted for inflation.

(d)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

AID	Agency for International Development

FFCB	Federal Farm Credit Bank

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

REMICS	Real Estate Mortgage Investment Conduits

Futures contracts outstanding as of October 31, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
U.S. Treasury 5 Year Note	110	12/2019	USD	13,112,344	(6,553)
U.S. Treasury 10 Year Ultra Note	94	12/2019	USD	13,358,281	(186,038)
U.S. Treasury Ultra Bond	17	12/2019	USD	3,225,750	(105,361)

					(297,952)

Short Contracts
U.S. Treasury Long Bond	(165)	12/2019	USD	(26,626,875)	522,416

					522,416

					224,464

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

60

Statement of Assets and Liabilities

October 31, 2019

Nationwide Inflation-Protected Securities Fund
Assets:
Investment securities, at value (cost $228,161,816)	$231,524,112
Cash	804,679
Interest receivable	467,752
Receivable for capital shares issued	40,919
Reimbursement from investment adviser (Note 3)	14,378
Prepaid expenses	22,393

Total Assets	232,874,233

Liabilities:
Payable for capital shares redeemed	102,332
Payable for variation margin on futures contracts	42,999
Accrued expenses and other payables:
Investment advisory fees	49,655
Fund administration fees	18,499
Distribution fees	2,027
Administrative servicing fees	3,546
Accounting and transfer agent fees	6,745
Trustee fees	943
Custodian fees	3,183
Compliance program costs (Note 3)	319
Professional fees	28,316
Printing fees	15,440
Other	8,453

Total Liabilities	282,457

Net Assets	$232,591,776

Represented by:
Capital	$236,457,077
Total distributable earnings (loss)	(3,865,301)

Net Assets	$232,591,776

Net Assets:
Class A Shares	$9,491,215
Class R6 Shares	200,303,294
Institutional Service Class Shares	22,797,267

Total	$232,591,776

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	950,837
Class R6 Shares	19,915,937
Institutional Service Class Shares	2,268,892

Total	23,135,666

61

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide Inflation-Protected Securities Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.98
Class R6 Shares	$10.06
Institutional Service Class Shares	$10.05
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.21

Maximum Sales Charge:
Class A Shares	2.25%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

62

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Inflation-Protected Securities Fund
INVESTMENT INCOME:
Interest income	$4,779,148

Total Income	4,779,148

EXPENSES:
Investment advisory fees	584,430
Fund administration fees	133,602
Distribution fees Class A	26,703
Administrative servicing fees Class A	11,831
Administrative servicing fees Institutional Service Class	27,863
Registration and filing fees	44,107
Professional fees	42,801
Printing fees	21,603
Trustee fees	8,522
Custodian fees	11,214
Accounting and transfer agent fees	26,191
Compliance program costs (Note 3)	1,179
Other	7,633

Total expenses before expenses reimbursed	947,679

Expenses reimbursed by adviser (Note 3)	(186,762)

Net Expenses	760,917

NET INVESTMENT INCOME	4,018,231

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	(959,271)
Expiration or closing of futures contracts (Note 2)	(715,586)

Net realized losses	(1,674,857)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	17,291,445
Futures contracts (Note 2)	43,529

Net change in unrealized appreciation/depreciation	17,334,974

Net realized/unrealized gains	15,660,117

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$19,678,348

The accompanying notes are an integral part of these financial statements.

63

Statements of Changes in Net Assets

	Nationwide Inflation-Protected Securities Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$4,018,231	$6,113,423
Net realized gains (losses)	(1,674,857)	548,445
Net change in unrealized appreciation/depreciation	17,334,974	(10,142,369)

Change in net assets resulting from operations	19,678,348	(3,480,501)

Distributions to Shareholders From:
Distributable earnings:
Class A	(211,366)	(204,230)
Class R6	(4,638,174)	(3,942,283)
Institutional Service Class	(508,414)	(447,339)

Change in net assets from shareholder distributions	(5,357,954)	(4,593,852)

Change in net assets from capital transactions	(21,920,449)	34,080,809

Change in net assets	(7,600,055)	26,006,456

Net Assets:
Beginning of year	240,191,831	214,185,375

End of year	$232,591,776	$240,191,831

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,304,163	$2,962,339
Proceeds from shares issued from merger (Note 10)	–	11,352,285
Dividends reinvested	200,153	192,493
Cost of shares redeemed	(5,035,500)	(3,652,338)

Total Class A Shares	(2,531,184)	10,854,779

Class R6 Shares
Proceeds from shares issued	14,814,319	14,807,018
Dividends reinvested	4,638,174	3,942,283
Cost of shares redeemed	(36,629,248)	(19,629,885)

Total Class R6 Shares	(17,176,755)	(880,584)

Institutional Service Class Shares
Proceeds from shares issued	1,849,506	1,443,907
Proceeds from shares issued from merger (Note 10)	–	26,329,980
Dividends reinvested	461,891	405,398
Cost of shares redeemed	(4,523,907)	(4,072,671)

Total Institutional Service Class Shares	(2,212,510)	24,106,614

Change in net assets from capital transactions	$(21,920,449)	$34,080,809

SHARE TRANSACTIONS:
Class A Shares
Issued	239,846	306,728
Issued in merger (Note 10)	–	1,163,688
Reinvested	20,573	19,996
Redeemed	(518,264)	(379,707)

Total Class A Shares	(257,845)	1,110,705

64

Statements of Changes in Net Assets (Continued)

	Nationwide Inflation-Protected Securities Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS: (continued)
Class R6 Shares
Issued	1,498,260	1,531,951
Reinvested	471,971	406,843
Redeemed	(3,764,478)	(2,018,191)

Total Class R6 Shares	(1,794,247)	(79,397)

Institutional Service Class Shares
Issued	187,378	149,313
Issued in merger (Note 10)	–	2,681,887
Reinvested	47,064	41,843
Redeemed	(461,631)	(420,887)

Total Institutional Service Class Shares	(227,189)	2,452,156

Total change in shares	(2,279,281)	3,483,464

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

65

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Inflation-Protected Securities Fund

		Operations			Distributions		-			Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$9.38	0.14	0.66	0.80	(0.20)	(0.20)	$9.98	8.58%		$9,491,215	0.57%	1.46%		0.74%	14.70%
Year Ended October 31, 2018	$9.70	0.19	(0.35)	(0.16)	(0.16)	(0.16)	$9.38	(1.69%	)	$11,342,122	0.58%	1.98%		0.75%	13.69%
Year Ended October 31, 2017	$9.86	0.13	(0.19)	(0.06)	(0.10)	(0.10)	$9.70	(0.59%	)	$950,316	0.62%	1.29%		0.71%	32.57%
Year Ended October 31, 2016	$9.36	0.19	0.31	0.50	–	–	$9.86	5.34%		$1,139,444	0.58%	1.95%		0.67%	0.00%
Year Ended October 31, 2015	$9.55	0.05	(0.24)	(0.19)	–	–	$9.36	(1.94%	)	$65,519	0.54%	0.51%		0.59%	29.81%

Class R6 Shares (g)
Year Ended October 31, 2019	$9.46	0.17	0.66	0.83	(0.23)	(0.23)	$10.06	8.82%		$200,303,294	0.30%	1.74%		0.38%	14.70%
Year Ended October 31, 2018	$9.77	0.25	(0.38)	(0.13)	(0.18)	(0.18)	$9.46	(1.35%	)	$205,271,276	0.30%	2.55%		0.38%	13.69%
Year Ended October 31, 2017	$9.92	0.16	(0.19)	(0.03)	(0.12)	(0.12)	$9.77	(0.26%	)	$212,806,407	0.30%	1.67%		0.39%	32.57%
Year Ended October 31, 2016	$9.39	0.04	0.49	0.53	–	–	$9.92	5.64%		$145,280,035	0.30%	0.39%		0.38%	0.00%
Year Ended October 31, 2015	$9.57	(0.01)	(0.16)	(0.17)	(0.01)	(0.01)	$9.39	(1.76%	)	$208,706,579	0.30%	(0.07%	)	0.34%	29.81%

Institutional Service Class Shares
Year Ended October 31, 2019	$9.45	0.16	0.66	0.82	(0.22)	(0.22)	$10.05	8.70%		$22,797,267	0.42%	1.62%		0.50%	14.70%
Year Ended October 31, 2018	$9.76	0.21	(0.35)	(0.14)	(0.17)	(0.17)	$9.45	(1.45%	)	$23,578,433	0.42%	2.13%		0.50%	13.69%
Period Ended October 31, 2017 (h)	$9.72	0.18	(0.03)	0.15	(0.11)	(0.11)	$9.76	1.58%		$428,652	0.49%	2.02%		0.58%	32.57%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(h)	For the period from December 7, 2016 (commencement of operations) through October 31, 2017. Total return is calculated based on inception date of December 6, 2016 through October 31, 2017.

The accompanying notes are an integral part of these financial statements.

66

Fund Commentary	Nationwide Loomis Core Bond Fund

For the annual period ended October 31, 2019, the Nationwide Loomis Core Bond Fund (Class A at NAV*) returned 11.73% versus 11.51% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Intermediate Core-Plus Bond (consisting of 410 funds as of October 31, 2019), was 10.41% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Market Environment

Global fixed-income markets delivered healthy gains in the 12-month reporting period, reflecting the combination of slowing economic growth, persistently low inflation and the Federal Reserve’s (Fed’s) shift toward an increasingly accommodative monetary policy. As late as the fourth quarter of 2018, the markets generally anticipated that the Fed would continue to raise interest rates for at least another 12 months. As growth slowed in late 2018, however, the Fed indicated that its next move would likely be to reduce interest rates. The Fed indeed implemented three separate 25-basis-point rate cuts in July, September and October of 2019, bringing its benchmark federal funds target rate to a range of 1.75% to 2.00%. In addition, the markets appeared to be pricing in the likelihood of further reductions by mid-2020. The dramatic change in the outlook for Fed policy was the leading factor in the strong, broad-based rally in bonds.

These circumstances helped fueled gains for U.S. Treasuries, with longer-term issues registering the largest advance. The yield on the benchmark 10-year Treasury note, after reaching a peak of 3.23% in October 2018, fell to 1.47% in early September—near its lowest level of the past decade. (Prices and yields move in opposite directions.)

Investment grade corporates generated robust returns and finished the reporting period as the top-performing major fixed-income category. Corporates, in addition to benefiting from the rally in rate-sensitive assets, were boosted by both positive earnings trends and healthy investor risk appetites.

Securitized assets generated strong absolute returns, but their lower interest rate sensitivity caused them to lag Treasurys and investment grade corporates. Commercial Mortgage-Backed Securities (CMBS) delivered the largest gains, followed by Mortgage-Backed Securities (MBS) and Asset-Backed Securities (ABS), respectively.

Fund Performance

The Fund slightly outperformed its benchmark by 22 basis points during the reporting period.

Contributors

•	The Fund favored spread products during a period when risk assets fared well.

•	Sector allocation and security selection were the largest drivers of Fund performance, while duration/yield curve positioning slightly contributed to performance.

•	Investment grade corporate bonds dominated the attribution effects contributing to both allocation decisions and security selection.

Detractors

•	Securitized assets detracted from Fund performance due to an underweight to Agency MBS passthrough securities, an overweight to ABS and negative security selection from CMBS.

U.S. Treasury futures were used for duration management in the Fund. Duration/yield curve positively affected Fund performance and contributed 6 basis points to alpha during the reporting period.

Subadviser:

Loomis, Sayles & Company, L.P.

Portfolio Managers:

Christopher T. Harms; Clifton V. Rowe, CFA; and Kurt L. Wagner, CFA, CIC

67

Fund Commentary (cont.)	Nationwide Loomis Core Bond Fund

*Performance is shown for the Fund’s Class A shares to correspond with the class used for performance reporting in the Fund’s prospectus. Institutional Service Class shares previously were shown in the Fund’s annual reports for performance reporting.

The Fund is subject to the risks of investing in fixed-income securities, including default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in more-aggressive investments such as foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund’s holdings may subject the Fund to liquidity risk, making it more volatile than other mutual funds. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

68

Fund Overview	Nationwide Loomis Core Bond Fund

Asset Allocation1

Corporate Bonds	39.1%
Collateralized Mortgage Obligations	20.1%
U.S. Treasury Obligations	13.8%
Asset-Backed Securities	9.4%
Commercial Mortgage-Backed Securities	7.6%
Mortgage-Backed Securities	7.5%
Short-Term Investments	0.8%
Foreign Government Securities	0.6%
Futures Contracts†	(0.0)%
Other assets in excess of liabilities	1.1%
100.0%

Top Industries2

Banks	10.3%
Insurance	2.9%
Consumer Finance	2.7%
Equity Real Estate Investment Trusts (REITs)	2.6%
Electric Utilities	2.2%
Capital Markets	1.7%
Automobiles	1.3%
Oil, Gas & Consumable Fuels	1.1%
Road & Rail	1.0%
Diversified Financial Services	0.9%
Other Industries	73.3%
100.0%

Top Holdings2

FNMA, 2.07%, 11/25/2032	4.2%
U.S. Treasury Bonds, 2.25%, 8/15/2049	3.0%
U.S. Treasury Notes, 1.25%, 8/31/2024	2.8%
GNMA, 2.49%, 10/20/2068	2.7%
U.S. Treasury Notes, 1.63%, 8/15/2029	2.3%
U.S. Treasury Notes, 1.50%, 9/30/2024	2.0%
U.S. Treasury Bonds, 3.00%, 2/15/2049	1.9%
GNMA, 2.83%, 4/20/2069	1.8%
UBS-Barclays Commercial Mortgage Trust, 3.18%, 3/10/2046	1.6%
FNMA, 3.00%, 12/25/2034	1.6%
Other Holdings	76.1%
100.0%

†	Amount rounds to less than 0.1%.

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

69

Fund Performance	Nationwide Loomis Core Bond Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	11.73%	3.06%	3.83%
	w/SC3	9.27%	2.60%	3.59%
Class C1	w/o SC2	11.22%	2.62%	3.39%
	w/SC4	10.22%	N/A	N/A
Class R6[5,6]		12.14%	3.43%	3.72%	[7]
Institutional Service Class[1,5,8]		11.75%	3.20%	4.02%
Bloomberg Barclays U.S. Aggregate Bond Index		11.51%	3.24%	3.73%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

Expense Ratio^
Class A	0.90%
Class C	1.32%
Class R6	0.49%
Institutional Service Class	0.74%

^

Current effective prospectus dated February 28, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

70

Fund Performance (cont.)	Nationwide Loomis Core Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Loomis Core Bond Fund versus the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index over the 10-year period ended 10/31/19. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class A shares of the Fund’s predecessor fund, the HighMark Bond Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

71

Shareholder Expense Example	Nationwide Loomis Core Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Loomis Core Bond Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19	Expense Ratio During Period (%) 5/1/19 - 10/31/19
Class A Shares	Actual	(a)	1,000.00	1,057.70	4.56	0.88
	Hypothetical	(a)(b)	1,000.00	1,020.77	4.48	0.88
Class C Shares	Actual	(a)	1,000.00	1,055.60	6.94	1.34
	Hypothetical	(a)(b)	1,000.00	1,018.45	6.82	1.34
Class R6 Shares	Actual	(a)	1,000.00	1,060.50	2.60	0.50
	Hypothetical	(a)(b)	1,000.00	1,022.68	2.55	0.50
Institutional Service Class Shares	Actual	(a)	1,000.00	1,058.10	3.89	0.75
	Hypothetical	(a)(b)	1,000.00	1,021.42	3.82	0.75

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

72

Statement of Investments

October 31, 2019

Nationwide Loomis Core Bond Fund

Asset-Backed Securities 9.4%

	Principal Amount	Value

Airlines 0.3%
Continental Airlines Pass-Through Trust, Series 2010-1, Class A, 4.75%, 1/12/2021	$1,271,171	$1,304,424

Automobiles 6.4%
ACC Trust, Series 2018-1, Class A, 3.70%, 12/21/2020 (a)	35,542	35,582
Americredit Automobile Receivables Trust
Series 2019-1, Class A3, 2.97%, 11/20/2023	665,000	674,938
Series 2019-2, Class B, 2.54%, 7/18/2024	2,180,000	2,197,468
Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A, 3.35%, 9/22/2025 (a)	2,030,000	2,118,787
CPS Auto Receivables Trust
Series 2018-D, Class B, 3.61%, 11/15/2022 (a)	1,145,000	1,159,165
Series 2018-A, Class C, 3.05%, 12/15/2023 (a)	235,000	236,242
Credit Acceptance Auto Loan Trust, Series 2018-2A, Class A, 3.47%, 5/17/2027 (a)	1,295,000	1,313,740
Drive Auto Receivables Trust, Series 2019-3, Class B, 2.65%, 2/15/2024	995,000	1,004,789
DT Auto Owner Trust
Series 2018-3A, Class B, 3.56%, 9/15/2022 (a)	1,385,000	1,401,517
Series 2018-2A, Class C, 3.67%, 3/15/2024 (a)	1,175,000	1,190,275
Series 2019-1A, Class C, 3.61%, 11/15/2024 (a)	540,000	550,709
Series 2019-2A, Class C, 3.18%, 2/18/2025 (a)	235,000	238,600
Exeter Automobile Receivables Trust
Series 2018-1A, Class B, 2.75%, 4/15/2022 (a)	377,975	378,258
Series 2018-2A, Class B, 3.27%, 5/16/2022 (a)	952,814	955,256
Flagship Credit Auto Trust
Series 2018-2, Class B, 3.56%, 5/15/2023 (a)	1,550,000	1,577,533
Series 2018-4, Class B, 3.88%, 10/16/2023 (a)	380,000	391,626
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19%, 7/15/2031 (a)	1,900,000	1,987,171
GLS Auto Receivables Issuer Trust
Series 2019-2A, Class A, 3.06%, 4/17/2023 (a)	566,711	569,929
Series 2019-4A, Class B, 2.78%, 9/16/2024 (a)	425,000	424,949
GLS Auto Receivables Trust, Series 2018-3A, Class B, 3.78%, 8/15/2023 (a)	650,000	661,344

Asset-Backed Securities (continued)

	Principal Amount	Value

Automobiles (continued)
NextGear Floorplan Master Owner Trust
Series 2018-1A, Class A2, 3.22%, 2/15/2023 (a)	$1,060,000	$1,074,930
Series 2018-2A, Class A2, 3.69%, 10/15/2023 (a)	845,000	870,545
Santander Drive Auto Receivables Trust
Series 2019-2, Class C, 2.90%, 10/15/2024	1,035,000	1,049,956
Series 2018-5, Class C, 3.81%, 12/16/2024	340,000	345,910
Westlake Automobile Receivables Trust
Series 2018-1A, Class B, 2.67%, 5/17/2021 (a)	1,187,833	1,188,423
Series 2019-1A, Class B, 3.26%, 10/17/2022 (a)	485,000	489,926
Series 2019-2A, Class B, 2.62%, 7/15/2024 (a)	1,495,000	1,503,927

		25,591,495

Other 2.3%
Mariner Finance Issuance Trust, Series 2017-BA, Class A, 2.92%, 12/20/2029 (a)	1,710,000	1,715,284
Onemain Financial Issuance Trust, Series 2018-1A, Class A, 3.30%, 3/14/2029 (a)	3,585,000	3,636,552
Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2II, 4.67%, 9/5/2048 (a)	920,700	962,150
SCF Equipment Leasing LLC, Series 2018-1A, Class A2, 3.63%, 10/20/2024 (a)	859,059	871,056
Sofi Consumer Loan Program Trust, Series 2018-2, Class A2, 3.35%, 4/26/2027 (a)	2,210,000	2,229,105

		9,414,147

Student Loan 0.4%
Massachusetts Educational Financing Authority, Series 2018-A, Class A, 3.85%, 5/25/2033	785,886	802,594
Sofi Professional Loan Program LLC, Series 2018-A, Class A2B, 2.95%, 2/25/2042 (a)	700,000	713,763

		1,516,357

Total Asset-Backed Securities (cost $37,188,067)		37,826,423

Collateralized Mortgage Obligations 20.1%
Federal Agricultural Mortgage Corp., Series 2017-1, Class A2, 3.73%, 3/25/2047 (a)(b)	570,524	576,769
FHLMC REMICS
Series 1666, Class J, 6.25%, 1/15/2024	172,142	182,220

73

Statement of Investments (Continued)

October 31, 2019

Nationwide Loomis Core Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

FHLMC REMICS (continued)
Series 3747, Class CY, 4.50%, 10/15/2040	$1,000,000	$1,157,753
Series 3934, Class KB, 5.00%, 10/15/2041	1,000,000	1,172,110
Series 4030, Class BE, 4.00%, 4/15/2042	2,511,000	2,875,121
FNMA REMICS
Series 2010-92, Class B, 4.50%, 8/25/2030	1,500,000	1,715,680
Series 2017-82, Class FG, 2.07%, 11/25/2032 (b)	16,721,019	16,635,120
Series 2004-29, Class PS, IO, 5.78%, 5/25/2034 (b)	2,171,885	381,440
Series 2004-37, Class AL, 4.50%, 6/25/2034	1,100,000	1,283,366
Series 2016-32, Class SA, IO, 4.28%, 10/25/2034 (b)	11,402,138	1,870,343
Series 2014-78, Class QY, 3.00%, 12/25/2034	6,125,455	6,396,874
Series 2010-57, Class SA, IO, 4.63%, 6/25/2040 (b)	3,184,515	467,852
Series 2010-63, Class SA, IO, 4.68%, 6/25/2040 (b)	2,799,572	411,399
Series 2010-118, Class SN, IO, 4.78%, 10/25/2040 (b)	13,637,904	2,995,159
Series 2013-18, Class FB, 2.17%, 10/25/2041 (b)	1,702,634	1,708,426
Series 2012-14, Class Z, 4.00%, 3/25/2042	889,618	1,013,438
Series 2015-55, Class IN, IO, 4.50%, 8/25/2045	902,947	125,219
Series 2016-40, Class GA, 4.52%, 7/25/2046 (b)	800,754	836,107
Series 2017-26, Class ID, IO, 3.50%, 4/25/2047	1,290,192	183,500
Series 2018-4, Class FM, 2.12%, 2/25/2048 (b)	1,032,974	1,025,686
Series 2019-31, Class FA, 2.22%, 7/25/2049 (b)	3,221,992	3,215,120
GNMA REMICS
Series 2009-61, Class ZQ, 6.00%, 8/16/2039	3,023,891	4,071,768
Series 2019-21, Class , IO, 4.50%, 2/20/2049	11,307,763	1,694,197
Series 2012-H20, Class PT, 2.82%, 7/20/2062 (b)	953,682	958,301
Series 2018-H02, Class ZJ, 4.50%, 10/20/2064 (b)	485,495	531,485
Series 2017-H12, Class EZ, 4.92%, 6/20/2066 (b)	567,509	628,594
Series 2017-H13, Class JZ, 5.10%, 5/20/2067 (b)	619,813	657,767
Series 2017-H22, Class FD, 2.29%, 11/20/2067 (b)	1,105,628	1,103,347
Series 2017-H25, Class FD, 2.24%, 12/20/2067 (b)	1,260,389	1,256,602
Series 2019-H01, Class FT, 2.49%, 10/20/2068 (b)	10,936,803	10,916,152
Series 2019-H07, Class BZ, 4.28%, 1/20/2069 (b)	3,787,434	4,674,020

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

GNMA REMICS (continued)
Series 2019-H05, Class FT, 2.83%, 4/20/2069 (b)	$7,324,773	$7,313,849
Series 2019-H13, Class FT, 2.20%, 8/20/2069 (b)	1,159,953	1,159,479
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1, 4.66%, 12/25/2033 (b)	146,687	152,836

Total Collateralized Mortgage Obligations (cost $78,813,326)		81,347,099

Commercial Mortgage-Backed Securities 7.6%
COMM Mortgage Trust, Series 2013-CR6, Class A4, 3.10%, 3/10/2046	4,450,000	4,570,922
FHLMC Multifamily Structured Pass-Through CertificatesREMICS, Series K-1513, Class X1, IO, 1.00%, 8/25/2034 (b)	980,000	89,580
GNMA REMICS, Series 2018-82 IO, 0.51%, 5/16/2058 (b)	24,503,425	1,243,992
GS Mortgage Securities Trust, Series 2014-GC18, Class A4, 4.07%, 1/10/2047	4,139,865	4,442,322
Hudsons Bay Simon JV Trust, Series 2015-HB10, Class A10, 4.16%, 8/5/2034 (a)	2,015,000	2,110,682
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A4, 4.15%, 8/15/2046 (b)	1,130,000	1,208,502
Starwood Retail Property Trust, Series 2014-STAR, Class A, 3.13%, 11/15/2027 (a)(b)	655,893	654,713
UBS-Barclays Commercial Mortgage Trust
Series 2013-C5, Class A4, 3.18%, 3/10/2046	6,270,000	6,451,047
Series 2013-C6, Class A4, 3.24%, 4/10/2046	4,440,000	4,582,920
Wells Fargo Commercial Mortgage Trust,
Series 2013-LC12, Class A4, 4.22%, 7/15/2046 (b)	1,505,000	1,607,810
Series 2014-C19, Class A5, 4.10%, 3/15/2047	3,490,000	3,757,866

Total Commercial Mortgage-Backed Securities (cost $30,372,305)		30,720,356

Corporate Bonds 39.1%
Aerospace & Defense 0.2%
United Technologies Corp., 4.50%, 6/1/2042	630,000	755,975

74

Statement of Investments (Continued)

October 31, 2019

Nationwide Loomis Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Airlines 0.5%
Delta Air Lines, Inc., 2.90%, 10/28/2024	$1,990,000	$1,980,846

Automobiles 1.3%
BMW US Capital LLC, 1.85%, 9/15/2021 (a)	1,090,000	1,088,161
Hyundai Capital America,
3.95%, 2/1/2022 (a)	1,320,000	1,359,532
3.50%, 11/2/2026 (a)	1,115,000	1,127,339
Volkswagen Group of America Finance LLC,
3.20%, 9/26/2026 (a)	390,000	398,745
4.75%, 11/13/2028 (a)	1,100,000	1,247,517

		5,221,294

Banks 10.1%
ABN AMRO Bank NV,
2.65%, 1/19/2021 (a)	1,905,000	1,917,955
Bank of America Corp., (ICE LIBOR USD 3 Month + 1.32%), 4.08%, 4/23/2040 (c)	1,140,000	1,280,880
Bank of Ireland Group plc, 4.50%, 11/25/2023 (a)	620,000	655,427
Banque Federative du Credit Mutuel SA, 3.75%, 7/20/2023 (a)	765,000	805,607
Barclays plc, (ICE LIBOR USD 3 Month + 1.40%), 4.61%, 2/15/2023 (c)	945,000	987,112
(ICE LIBOR USD 3 Month + 1.61%), 3.93%, 5/7/2025 (c)	545,000	568,581
BB&T Corp.,
3.05%, 6/20/2022	1,620,000	1,662,191
2.50%, 8/1/2024	1,305,000	1,322,178
Capital One NA, 2.15%, 9/6/2022	320,000	319,888
Citibank NA, (ICE LIBOR USD 3 Month + 0.60%), 2.84%, 5/20/2022 (c)	745,000	754,387
Citigroup, Inc., (ICE LIBOR USD 3 Month + 0.72%), 3.14%, 1/24/2023 (c)	1,280,000	1,305,390
Comerica, Inc., 3.70%, 7/31/2023	570,000	601,286
Cooperatieve Rabobank UA, 2.75%, 1/10/2023	460,000	469,232
Credit Agricole SA, 3.75%, 4/24/2023 (a)	1,365,000	1,426,771
Danske Bank A/S,
3.88%, 9/12/2023 (a)	1,910,000	1,985,586
ING Groep NV,
4.63%, 1/6/2026 (a)	520,000	578,786
JPMorgan Chase & Co., (ICE LIBOR USD 3 Month + 0.70%), 3.21%, 4/1/2023 (c)	1,005,000	1,029,157
Lloyds Bank plc,
2.25%, 8/14/2022	450,000	452,239
Lloyds Banking Group plc,
4.05%, 8/16/2023	1,440,000	1,522,980
Mizuho Financial Group, Inc., (ICE LIBOR USD 3 Month + 1.31%), 2.87%, 9/13/2030 (c)	1,365,000	1,365,626

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
National Australia Bank Ltd.,
3.70%, 11/4/2021	$1,675,000	$1,730,693
NatWest Markets plc,
3.63%, 9/29/2022 (a)	1,920,000	1,989,958
PNC Financial Services Group, Inc. (The), 2.60%, 7/23/2026	1,355,000	1,379,543
Royal Bank of Canada,
2.25%, 11/1/2024	1,980,000	1,984,508
Santander Holdings USA, Inc.,
3.24%, 10/5/2026 (a)	1,510,000	1,514,605
Santander UK plc, 2.50%, 1/5/2021	1,735,000	1,744,851
(ICE LIBOR USD 3 Month + 0.62%),
2.76%, 6/1/2021 (c)	425,000	426,314
2.88%, 6/18/2024	980,000	1,002,112
Standard Chartered plc, (ICE LIBOR USD 3 Month + 1.56%), 3.79%, 5/21/2025 (a)(c)	1,015,000	1,055,418
Sumitomo Mitsui Financial Group, Inc.,
2.78%, 7/12/2022	350,000	355,852
3.04%, 7/16/2029	965,000	989,569
Svenska Handelsbanken AB,
3.90%, 11/20/2023	1,035,000	1,106,622
UniCredit SpA,
3.75%, 4/12/2022 (a)	1,730,000	1,772,109
US Bancorp,
3.95%, 11/17/2025	575,000	634,380
Wells Fargo & Co., (ICE LIBOR USD 3 Month + 1.17%), 2.88%, 10/30/2030 (c)	1,705,000	1,710,441
Westpac Banking Corp.,
2.80%, 1/11/2022	525,000	534,999

		40,943,233

Beverages 0.4%
Bacardi Ltd.,
5.30%, 5/15/2048 (a)	965,000	1,086,838
Brown-Forman Corp.,
3.50%, 4/15/2025	390,000	415,764

		1,502,602

Capital Markets 1.7%
Ares Capital Corp.,
4.20%, 6/10/2024	945,000	981,498
E*TRADE Financial Corp.,
2.95%, 8/24/2022	1,075,000	1,095,157
Lehman Brothers Holdings, Inc.,
5.63%, 1/24/2013 (d)	4,000,000	50,000
Macquarie Bank Ltd.,
2.10%, 10/17/2022 (a)	1,870,000	1,866,210
Northern Trust Corp., (ICE LIBOR USD 3 Month + 1.13%), 3.38%, 5/8/2032 (c)	1,750,000	1,813,090
State Street Corp., (ICE LIBOR USD 3 Month + 0.64%), 2.65%, 5/15/2023 (c)	1,080,000	1,097,838

		6,903,793

75

Statement of Investments (Continued)

October 31, 2019

Nationwide Loomis Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Chemicals 0.4%
Cabot Corp., 4.00%, 7/1/2029	$835,000	$878,438
Methanex Corp., 5.65%, 12/1/2044	825,000	783,780

		1,662,218

Consumer Finance 2.7%
American Express Co.,
3.70%, 8/3/2023	1,005,000	1,062,511
American Honda Finance Corp.,
3.63%, 10/10/2023	575,000	611,682
2.15%, 9/10/2024	1,640,000	1,648,520
Avolon Holdings Funding Ltd.,
3.63%, 5/1/2022 (a)	705,000	719,664
Capital One Financial Corp.,
3.90%, 1/29/2024	1,325,000	1,405,537
Caterpillar Financial Services Corp.,
3.65%, 12/7/2023	965,000	1,024,375
Ford Motor Credit Co. LLC,
2.98%, 8/3/2022	1,400,000	1,393,369
4.54%, 8/1/2026	900,000	906,554
Harley-Davidson Financial Services, Inc.,
4.05%, 2/4/2022 (a)	400,000	414,071
3.35%, 2/15/2023 (a)	610,000	624,478
John Deere Capital Corp.,
2.60%, 3/7/2024	255,000	261,669
LeasePlan Corp. NV,
2.88%, 10/24/2024 (a)	780,000	781,839

		10,854,269

Containers & Packaging 0.3%
WRKCo, Inc., 4.65%, 3/15/2026	1,070,000	1,182,484

Diversified Financial Services 0.9%
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/2035	645,000	680,764
Mitsubishi UFJ Lease & Finance Co. Ltd.,
2.65%, 9/19/2022 (a)	1,400,000	1,406,116
National Rural Utilities Cooperative Finance Corp., 4.30%, 3/15/2049	470,000	564,472
ORIX Corp., 3.25%, 12/4/2024	635,000	660,519
Pine Street Trust II, 5.57%, 2/15/2049 (a)	275,000	306,647

		3,618,518

Electric Utilities 2.2%
Alliant Energy Finance LLC,
4.25%, 6/15/2028 (a)	1,335,000	1,450,837
Duke Energy Corp.,
2.65%, 9/1/2026	450,000	454,317
Entergy Mississippi LLC,
3.85%, 6/1/2049	1,010,000	1,131,453
Entergy Texas, Inc.,
3.45%, 12/1/2027	415,000	432,612

Corporate Bonds (continued)

	Principal Amount	Value

Electric Utilities (continued)
Evergy, Inc., 2.90%, 9/15/2029	$1,045,000	$1,050,783
MidAmerican Energy Co.,
3.15%, 4/15/2050	965,000	991,379
NextEra Energy Capital Holdings, Inc.,
2.40%, 9/1/2021	1,365,000	1,375,419
2.75%, 11/1/2029	395,000	397,319
Vistra Operations Co. LLC,
4.30%, 7/15/2029 (a)	1,330,000	1,382,374

		8,666,493

Electronic Equipment, Instruments & Components 0.5%
Amphenol Corp.,
2.80%, 2/15/2030	980,000	966,027
Flex Ltd.,
4.88%, 6/15/2029	910,000	983,559

		1,949,586

Energy Equipment & Services 0.1%
Baker Hughes a GE Co. LLC,
4.08%, 12/15/2047	440,000	441,423

Entertainment 0.3%
Viacom, Inc.,
6.88%, 4/30/2036	830,000	1,095,755

Equity Real Estate Investment Trusts (REITs) 2.6%
Alexandria Real Estate Equities, Inc.,
2.75%, 12/15/2029	250,000	248,023
Boston Properties LP,
4.13%, 5/15/2021	1,475,000	1,515,213
Brixmor Operating Partnership LP,
3.65%, 6/15/2024	995,000	1,038,180
Host Hotels & Resorts LP,
Series H, 3.38%, 12/15/2029	1,210,000	1,212,402
Kilroy Realty LP,
3.05%, 2/15/2030	330,000	327,980
Kimco Realty Corp.,
3.70%, 10/1/2049	695,000	688,197
Omega Healthcare Investors, Inc.,
4.50%, 1/15/2025	405,000	430,977
Regency Centers LP,
2.95%, 9/15/2029	215,000	216,308
Sabra Health Care LP,
4.80%, 6/1/2024	365,000	384,454
Service Properties Trust,
4.95%, 10/1/2029	1,405,000	1,409,969
Spirit Realty LP,
3.40%, 1/15/2030	930,000	936,243
Ventas Realty LP,
4.88%, 4/15/2049	480,000	575,086
WEA Finance LLC,
2.88%, 1/15/2027 (a)	1,380,000	1,384,078

		10,367,110

Food & Staples Retailing 0.7%
Alimentation Couche-Tard, Inc.,
2.70%, 7/26/2022 (a)	1,710,000	1,730,034

76

Statement of Investments (Continued)

October 31, 2019

Nationwide Loomis Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Food & Staples Retailing (continued)
Sysco Corp.,
3.55%, 3/15/2025	$1,000,000	$1,067,865

		2,797,899

Food Products 0.4%
Bunge Ltd. Finance Corp.,
4.35%, 3/15/2024	1,000,000	1,057,991
Kraft Heinz Foods Co.,
3.00%, 6/1/2026	180,000	179,327
4.88%, 10/1/2049 (a)	490,000	505,838

		1,743,156

Gas Utilities 0.1%
Southern California Gas Co.,
Series WW, 3.95%, 2/15/2050	505,000	565,511

Health Care Equipment & Supplies 0.6%
Abbott Laboratories,
3.40%, 11/30/2023	1,508,000	1,590,802
DH Europe Finance II Sarl,
2.20%, 11/15/2024	840,000	844,819

		2,435,621

Health Care Providers & Services 0.8%
Cigna Corp.,
4.75%, 11/15/2021 (a)	1,690,000	1,775,528
3.75%, 7/15/2023	910,000	953,261
4.50%, 2/25/2026 (a)	140,000	152,414
Fresenius Medical Care US Finance III, Inc., 3.75%, 6/15/2029 (a)	346,000	353,620

		3,234,823

Hotels, Restaurants & Leisure 0.6%
Marriott International, Inc.,
Series Z, 4.15%, 12/1/2023	655,000	702,428
Royal Caribbean Cruises Ltd.,
2.65%, 11/28/2020	1,725,000	1,735,980

		2,438,408

Household Durables 0.5%
DR Horton, Inc.,
2.55%, 12/1/2020	1,080,000	1,083,704
Panasonic Corp.,
2.54%, 7/19/2022 (a)	975,000	983,117

		2,066,821

Independent Power and Renewable Electricity Producers 0.3%
Exelon Generation Co. LLC,
4.25%, 6/15/2022	1,330,000	1,393,784

Insurance 2.9%
Aflac, Inc.,
4.75%, 1/15/2049	355,000	441,337
American Financial Group, Inc.,
3.50%, 8/15/2026	1,075,000	1,115,323
American International Group, Inc.,
3.30%, 3/1/2021	1,560,000	1,585,354

Corporate Bonds (continued)

	Principal Amount	Value

Insurance (continued)
Assurant, Inc.,
4.20%, 9/27/2023	$565,000	$590,616
AXIS Specialty Finance LLC,
3.90%, 7/15/2029	245,000	258,081
Brighthouse Financial, Inc.,
3.70%, 6/22/2027	245,000	240,686
4.70%, 6/22/2047	805,000	716,191
Enstar Group Ltd.,
4.95%, 6/1/2029	265,000	283,577
Global Atlantic Fin Co.,
4.40%, 10/15/2029 (a)	665,000	667,228
Jackson National Life Global Funding,
3.88%, 6/11/2025 (a)	195,000	211,619
Markel Corp.,
4.15%, 9/17/2050	995,000	1,017,213
PartnerRe Finance B LLC,
3.70%, 7/2/2029	1,210,000	1,268,982
Protective Life Corp.,
3.40%, 1/15/2030 (a)	940,000	956,236
Reliance Standard Life Global Funding II,
3.85%, 9/19/2023 (a)	1,400,000	1,477,157
Unum Group,
4.50%, 12/15/2049	725,000	699,438

		11,529,038

IT Services 0.6%
IBM Credit LLC,
2.20%, 9/8/2022	1,075,000	1,081,836
Western Union Co. (The),
4.25%, 6/9/2023	1,240,000	1,314,375

		2,396,211

Machinery 0.8%
Caterpillar, Inc.,
3.25%, 9/19/2049	485,000	494,708
Kennametal, Inc.,
4.63%, 6/15/2028	1,100,000	1,171,013
Timken Co. (The),
4.50%, 12/15/2028	660,000	709,332
Wabtec Corp., (ICE LIBOR USD 3 Month + 1.30%), 3.42%, 9/15/2021 (c)	420,000	420,088
4.95%, 9/15/2028 (e)	375,000	413,891

		3,209,032

Media 0.7%
Charter Communications Operating LLC,
4.80%, 3/1/2050	800,000	818,919
Comcast Corp.,
2.65%, 2/1/2030	705,000	711,824
Cox Communications, Inc.,
3.15%, 8/15/2024 (a)	1,075,000	1,111,727
Interpublic Group of Cos., Inc. (The),
3.50%, 10/1/2020	310,000	314,032

		2,956,502

Metals & Mining 0.3%
ArcelorMittal,
3.60%, 7/16/2024	975,000	997,539

77

Statement of Investments (Continued)

October 31, 2019

Nationwide Loomis Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Metals & Mining (continued)
Glencore Funding LLC,
4.13%, 3/12/2024 (a)	$290,000	$304,719

		1,302,258

Multi-Utilities 0.6%
Ameren Corp.,
2.50%, 9/15/2024	400,000	402,676
Black Hills Corp.,
3.88%, 10/15/2049	785,000	801,028
Dominion Energy, Inc.,
3.07%, 8/15/2024 (e)	405,000	417,012
DTE Energy Co.,
Series C, 2.53%, 10/1/2024 (e)	985,000	987,662

		2,608,378

Oil, Gas & Consumable Fuels 1.1%
Kinder Morgan, Inc.,
7.80%, 8/1/2031	1,195,000	1,622,063
Midwest Connector Capital Co. LLC,
3.63%, 4/1/2022 (a)	830,000	853,165
MPLX LP, (ICE LIBOR USD 3 Month + 0.90%), 3.00%, 9/9/2021 (c)	2,000,000	2,008,037

		4,483,265

Pharmaceuticals 0.2%
Bayer US Finance II LLC,
3.38%, 7/15/2024 (a)	605,000	619,968

Real Estate Management & Development 0.1%
Celulosa Arauco y Constitucion SA,
4.20%, 1/29/2030 (a)	370,000	369,260

Road & Rail 1.0%
Burlington Northern Santa Fe LLC,
3.55%, 2/15/2050	590,000	625,911
Penske Truck Leasing Co. LP,
4.13%, 8/1/2023 (a)	1,315,000	1,396,543
4.45%, 1/29/2026 (a)	240,000	261,346
Ryder System, Inc.,
3.75%, 6/9/2023	600,000	629,975
3.88%, 12/1/2023	525,000	556,409
Union Pacific Corp.,
3.95%, 8/15/2059	485,000	510,628

		3,980,812

Semiconductors & Semiconductor Equipment 0.4%
Marvell Technology Group Ltd.,
4.20%, 6/22/2023	940,000	989,268
Microchip Technology, Inc.,
3.92%, 6/1/2021	355,000	363,348
Texas Instruments, Inc.,
2.25%, 9/4/2029	225,000	222,046

		1,574,662

Specialty Retail 0.7%
AutoNation, Inc.,
3.50%, 11/15/2024	800,000	822,888
4.50%, 10/1/2025	675,000	721,488

Corporate Bonds (continued)

	Principal Amount	Value

Specialty Retail (continued)
Best Buy Co., Inc.,
4.45%, 10/1/2028	$1,000,000	$1,092,437

		2,636,813

Technology Hardware, Storage & Peripherals 0.3%
Hewlett Packard Enterprise Co.,
3.50%, 10/5/2021	475,000	487,644
Seagate HDD Cayman,
4.88%, 3/1/2024	685,000	728,176

		1,215,820

Textiles, Apparel & Luxury Goods 0.0%†
Ralph Lauren Corp.,
3.75%, 9/15/2025	145,000	156,211

Thrifts & Mortgage Finance 0.3%
Nationwide Building Society, (ICE LIBOR USD 3 Month + 1.39%), 4.36%, 8/1/2024 (a)(c)	1,310,000	1,389,677

Trading Companies & Distributors 0.5%
Air Lease Corp.,
3.25%, 10/1/2029	1,000,000	992,586
Aviation Capital Group LLC,
3.88%, 5/1/2023 (a)	835,000	863,766

		1,856,352

Wireless Telecommunication Services 0.4%
Rogers Communications, Inc.,
3.70%, 11/15/2049	970,000	990,683
SK Telecom Co. Ltd.,
3.75%, 4/16/2023 (a)	560,000	584,292

		1,574,975

Total Corporate Bonds (cost $155,490,770)		157,680,856

Foreign Government Securities 0.6%
CANADA 0.3%
Province of Saskatchewan,
9.38%, 12/15/2020	1,000,000	1,078,300

ITALY 0.3%
Republic of Italy,
2.38%, 10/17/2024	1,380,000	1,367,997

Total Foreign Government Securities (cost $2,381,354)		2,446,297

Mortgage-Backed Securities 7.5%
FNMA Pool
Pool# AN3476 4.03%, 11/1/2031	4,071,787	4,650,660
Pool# AM6492 3.76%, 8/1/2034	2,315,522	2,622,699
GNMA I Pool
Pool# 348637 7.50%, 5/15/2023	7,247	7,565

78

Statement of Investments (Continued)

October 31, 2019

Nationwide Loomis Core Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA I Pool (continued)
Pool# 354696 6.50%, 12/15/2023	$3,913	$4,333
Pool# 369270 6.50%, 12/15/2023	1,736	1,923
Pool# 368677 7.50%, 1/15/2024	5,929	6,106
Pool# 359986 7.50%, 1/15/2024	489	490
Pool# 362734 7.50%, 1/15/2024	173	173
Pool# 371909 6.50%, 2/15/2024	10,549	11,682
Pool# 392055 7.00%, 4/15/2024	3,148	3,153
Pool# 442138 8.00%, 11/15/2026	24,461	26,476
Pool# 439463 8.00%, 12/15/2026	427	428
Pool# 399109 7.50%, 2/15/2027	7,284	7,701
Pool# 435777 7.50%, 2/15/2027	2,713	2,729
Pool# 445661 7.50%, 7/15/2027	2,909	2,960
Pool# 443887 7.50%, 8/15/2027	4,929	5,013
Pool# 455381 7.50%, 8/15/2027	3,603	3,912
Pool# 450591 7.50%, 8/15/2027	639	657
Pool# 453295 7.50%, 8/15/2027	379	392
Pool# 446699 6.00%, 8/15/2028	12,824	14,173
Pool# 482748 6.00%, 9/15/2028	32,755	36,202
Pool# 460906 6.00%, 9/15/2028	7,853	8,679
Pool# 476969 6.50%, 1/15/2029	25,212	27,921
Pool# 781029 6.50%, 5/15/2029	88,139	100,084
Pool# 503106 6.50%, 6/15/2029	10,911	12,083
GNMA II Pool
Pool# 767673 4.63%, 4/20/2064 (b)	1,098,122	1,187,064
Pool# BA7614 4.54%, 5/20/2067 (b)	961,261	1,049,079
Pool# BC3943 4.46%, 6/20/2067 (b)	4,104,951	4,534,292
Pool# BB0088 4.70%, 7/20/2067 (b)	4,079,749	4,579,992
UMBS Pool
Pool# 292234 8.00%, 8/1/2024	599	600
Pool# 303300 8.50%, 5/1/2025	2,688	2,900
Pool# 342718 6.50%, 5/1/2026	12,002	13,369

Mortgage-Backed Securities (continued)

	Principal Amount	Value

UMBS Pool (continued)
Pool# 250764 7.50%, 12/1/2026	$30,665	$33,600
Pool# 402854 6.00%, 12/1/2027	6,116	6,755
Pool# 251497 6.00%, 12/1/2027	311	343
Pool# 415652 6.50%, 3/1/2028	3,026	3,370
Pool# 432037 6.00%, 7/1/2028	34,237	37,813
Pool# 437979 6.00%, 8/1/2028	10,283	11,357
Pool# 446099 6.00%, 10/1/2028	4,857	5,364
Pool# 450653 6.00%, 12/1/2028	45,228	50,031
Pool# 440738 6.00%, 12/1/2028	39,897	44,385
Pool# 453865 6.00%, 12/1/2028	35,378	39,074
Pool# 252212 6.50%, 1/1/2029	72,218	81,215
Pool# 504076 6.50%, 6/1/2029	31,727	35,823
Pool# 484939 6.50%, 6/1/2029	9,504	10,586
Pool# 252570 6.50%, 7/1/2029	29,996	33,808
Pool# 506638 6.50%, 8/1/2029	13,361	14,882
Pool# 535300 6.50%, 5/1/2030	39,379	44,579
Pool# 539932 7.00%, 5/1/2030	5,542	5,547
Pool# 725027 5.00%, 11/1/2033	514,010	567,594
Pool# 725205 5.00%, 3/1/2034	175,028	193,230
Pool# MA3209 3.00%, 12/1/2047	5,026,002	5,137,874
Pool# MA3275 3.00%, 2/1/2048	5,026,415	5,130,922

Total Mortgage-Backed Securities (cost $29,385,894)		30,413,642

U.S. Treasury Obligations 13.8%
U.S. Treasury Bonds
4.25%, 5/15/2039	570,000	777,894
4.38%, 11/15/2039	2,400,000	3,331,406
3.00%, 2/15/2049	6,530,000	7,698,258
2.88%, 5/15/2049	2,980,000	3,433,752
2.25%, 8/15/2049	11,620,000	11,804,286
U.S. Treasury Notes
1.25%, 8/31/2024	11,465,000	11,323,031
1.50%, 9/30/2024	7,995,000	7,984,069
1.63%, 8/15/2029	9,210,000	9,154,956

Total U.S. Treasury Obligations (cost $54,070,973)		55,507,652

79

Statement of Investments (Continued)

October 31, 2019

Nationwide Loomis Core Bond Fund (Continued)

Short-Term Investments 0.8%

	Principal Amount	Value

U.S. Government Agency Security 0.6%
FHLB, 1.69%, 12/13/2019	$2,415,000	$2,410,295

U.S. Treasury Obligation 0.2%
U.S. Treasury Bills, 1.87%, 12/19/2019	1,000,000	998,067

Total Short-Term Investments (cost $3,407,777)		3,408,362

Total Investments (cost $391,110,466) — 98.9%		399,350,687

Other assets in excess of liabilities — 1.1%		4,400,084

NET ASSETS — 100.0%		$403,750,771

†	Amount rounds to less than 0.1%.

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at October 31, 2019 was $80,702,430 which represents 19.99% of net assets.

(b)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of October 31, 2019.

(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2019.

(d)	Security in default.

(e)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2019.

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

ICE	Intercontinental Exchange

IO	Interest only

LIBOR	London Interbank Offered Rate

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

UMBS	Uniform Mortgage-Backed Securities

Currency:

USD	United States Dollar

80

Statement of Investments (Continued)

October 31, 2019

Nationwide Loomis Core Bond Fund (Continued)

Futures contracts outstanding as of October 31, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
U.S. Treasury 5 Year Note	13	12/2019	USD	1,549,641	(735)
U.S. Treasury Ultra Bond	46	12/2019	USD	8,728,500	(277,534)

					(278,269)

Short Contracts
U.S. Treasury 10 Year Note	(111)	12/2019	USD	(14,462,953)	132,093
U.S. Treasury 10 Year Ultra Note	(37)	12/2019	USD	(5,258,047)	96,473

					228,566

					(49,703)

At October 31, 2019, the Fund had $335,000 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

81

Statement of Assets and Liabilities

October 31, 2019

Nationwide Loomis Core Bond Fund
Assets:
Investment securities, at value (cost $391,110,466)	$399,350,687
Cash	10,630,073
Deposits with broker for futures contracts	335,000
Interest receivable	2,065,237
Receivable for investments sold	2,684,366
Receivable for capital shares issued	144,389
Receivable for variation margin on futures contracts	17,218
Prepaid expenses	28,844

Total Assets	415,255,814

Liabilities:
Payable for investments purchased	11,082,332
Distributions payable	3,395
Payable for capital shares redeemed	23,616
Accrued expenses and other payables:
Investment advisory fees	135,059
Fund administration fees	22,418
Distribution fees	5,016
Administrative servicing fees	157,443
Accounting and transfer agent fees	6,171
Trustee fees	1,634
Custodian fees	6,444
Compliance program costs (Note 3)	544
Professional fees	38,129
Printing fees	14,967
Other	7,875

Total Liabilities	11,505,043

Net Assets	$403,750,771

Represented by:
Capital	$393,085,417
Total distributable earnings (loss)	10,665,354

Net Assets	$403,750,771

Net Assets:
Class A Shares	$12,836,362
Class C Shares	3,492,303
Class R6 Shares	23,342,884
Institutional Service Class Shares	364,079,222

Total	$403,750,771

82

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide Loomis Core Bond Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,157,610
Class C Shares	316,843
Class R6 Shares	2,066,607
Institutional Service Class Shares	32,223,631

Total	35,764,691

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.09
Class C Shares (b)	$11.02
Class R6 Shares	$11.30
Institutional Service Class Shares	$11.30
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.35

Maximum Sales Charge:
Class A Shares	2.25%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $250,000, a contingent deferred sales charge of 0.50% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

83

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Loomis Core Bond Fund
INVESTMENT INCOME:
Interest income	$13,781,801
Income from securities lending (Note 2)	1,228

Total Income	13,783,029

EXPENSES:
Investment advisory fees	1,580,892
Fund administration fees	171,994
Distribution fees Class A	29,828
Distribution fees Class C	25,900
Administrative servicing fees Class A	17,091
Administrative servicing fees Class C	2,832
Administrative servicing fees Institutional Service Class	896,807
Registration and filing fees	61,263
Professional fees	59,834
Printing fees	19,509
Trustee fees	14,474
Custodian fees	19,475
Accounting and transfer agent fees	26,520
Compliance program costs (Note 3)	1,947
Other	11,646

Total Expenses	2,940,012

NET INVESTMENT INCOME	10,843,017

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	9,661,880
Expiration or closing of futures contracts (Note 2)	(78,125)
Closed short positions in securities (Note 2)	(139,945)

Net realized gains	9,443,810

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	23,373,171
Futures contracts (Note 2)	408,509

Net change in unrealized appreciation/depreciation	23,781,680

Net realized/unrealized gains	33,225,490

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$44,068,507

The accompanying notes are an integral part of these financial statements.

84

Statements of Changes in Net Assets

	Nationwide Loomis Core Bond Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$10,843,017	$11,766,509
Net realized gains (losses)	9,443,810	(5,355,862)
Net change in unrealized appreciation/depreciation	23,781,680	(19,560,914)

Change in net assets resulting from operations	44,068,507	(13,150,267)

Distributions to Shareholders From:
Distributable earnings:
Class A	(326,650)	(424,110)
Class C	(79,805)	(77,964)
Class R6	(623,646)	(1,924,609)
Institutional Service Class	(10,140,343)	(9,604,923)

Change in net assets from shareholder distributions	(11,170,444)	(12,031,606)

Change in net assets from capital transactions	(24,390,935)	(202,716,269)

Change in net assets	8,507,128	(227,898,142)

Net Assets:
Beginning of year	395,243,643	623,141,785

End of year	$403,750,771	$395,243,643

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,467,529	$1,537,368
Dividends reinvested	300,000	392,900
Cost of shares redeemed	(1,558,261)	(15,000,308)

Total Class A Shares	209,268	(13,070,040)

Class C Shares
Proceeds from shares issued	1,181,867	273,328
Dividends reinvested	64,935	63,121
Cost of shares redeemed	(1,454,350)	(1,977,075)

Total Class C Shares	(207,548)	(1,640,626)

Class R6 Shares
Proceeds from shares issued	7,411,310	10,827,114
Dividends reinvested	586,637	533,089
Cost of shares redeemed	(16,890,766)	(89,729,464)

Total Class R6 Shares	(8,892,819)	(78,369,261)

Institutional Service Class Shares
Proceeds from shares issued	63,607,139	34,846,106
Dividends reinvested	10,133,104	9,463,636
Cost of shares redeemed	(89,240,079)	(153,946,084)

Total Institutional Service Class Shares	(15,499,836)	(109,636,342)

Change in net assets from capital transactions	$(24,390,935)	$(202,716,269)

85

Statements of Changes in Net Assets (Continued)

	Nationwide Loomis Core Bond Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	134,202	146,188
Reinvested	28,058	37,604
Redeemed	(146,078)	(1,451,554)

Total Class A Shares	16,182	(1,267,762)

Class C Shares
Issued	109,423	26,258
Reinvested	6,110	6,083
Redeemed	(135,199)	(190,587)

Total Class C Shares	(19,666)	(158,246)

Class R6 Shares
Issued	672,309	1,003,800
Reinvested	53,865	50,205
Redeemed	(1,604,466)	(8,460,308)

Total Class R6 Shares	(878,292)	(7,406,303)

Institutional Service Class Shares
Issued	5,879,420	3,268,787
Reinvested	930,755	890,831
Redeemed	(8,206,754)	(14,470,098)

Total Institutional Service Class Shares	(1,396,579)	(10,310,480)

Total change in shares	(2,278,355)	(19,142,791)

The accompanying notes are an integral part of these financial statements.

86

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Loomis Core Bond Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$10.20	0.28	0.91	1.19	(0.29)	(0.01)	(0.30)	$11.09	11.73%		$12,836,362	0.90%	2.65%	0.90%	145.32%
Year Ended October 31, 2018	$10.71	0.23	(0.50)	(0.27)	(0.24)	–	(0.24)	$10.20	(2.58%	)	$11,648,044	0.91%	2.16%	0.91%	289.06%
Year Ended October 31, 2017	$10.94	0.21	(0.12)	0.09	(0.22)	(0.10)	(0.32)	$10.71	0.90%		$25,793,140	0.89%	1.95%	0.89%	74.15%
Year Ended October 31, 2016	$10.69	0.21	0.28	0.49	(0.22)	(0.02)	(0.24)	$10.94	4.63%		$27,588,193	0.92%	1.96%	0.92%	57.39%
Year Ended October 31, 2015	$10.85	0.21	(0.08)	0.13	(0.22)	(0.07)	(0.29)	$10.69	1.20%		$24,955,130	0.94%	1.90%	0.94%	43.07%

Class C Shares
Year Ended October 31, 2019	$10.14	0.24	0.89	1.13	(0.24)	(0.01)	(0.25)	$11.02	11.22%		$3,492,303	1.34%	2.23%	1.34%	145.32%
Year Ended October 31, 2018	$10.64	0.19	(0.50)	(0.31)	(0.19)	–	(0.19)	$10.14	(2.90%	)	$3,413,350	1.33%	1.79%	1.33%	289.06%
Year Ended October 31, 2017	$10.87	0.16	(0.12)	0.04	(0.17)	(0.10)	(0.27)	$10.64	0.47%		$5,264,883	1.34%	1.52%	1.34%	74.15%
Year Ended October 31, 2016	$10.62	0.17	0.28	0.45	(0.18)	(0.02)	(0.20)	$10.87	4.22%		$7,248,212	1.34%	1.55%	1.34%	57.39%
Year Ended October 31, 2015	$10.79	0.16	(0.09)	0.07	(0.17)	(0.07)	(0.24)	$10.62	0.67%		$6,683,010	1.39%	1.47%	1.39%	43.07%

Class R6 Shares (g)
Year Ended October 31, 2019	$10.39	0.32	0.93	1.25	(0.33)	(0.01)	(0.34)	$11.30	12.14%		$23,342,884	0.50%	3.00%	0.50%	145.32%
Year Ended October 31, 2018	$10.90	0.27	(0.50)	(0.23)	(0.28)	–	(0.28)	$10.39	(2.14%	)	$30,609,113	0.48%	2.51%	0.48%	289.06%
Year Ended October 31, 2017	$11.13	0.25	(0.12)	0.13	(0.26)	(0.10)	(0.36)	$10.90	1.27%		$112,873,555	0.50%	2.27%	0.50%	74.15%
Year Ended October 31, 2016	$10.88	0.25	0.28	0.53	(0.26)	(0.02)	(0.28)	$11.13	4.96%		$332,764,296	0.50%	2.28%	0.50%	57.39%
Year Ended October 31, 2015	$11.05	0.25	(0.09)	0.16	(0.26)	(0.07)	(0.33)	$10.88	1.48%		$78,221,429	0.50%	2.29%	0.50%	43.07%

Institutional Service Class Shares
Year Ended October 31, 2019	$10.40	0.30	0.91	1.21	(0.30)	(0.01)	(0.31)	$11.30	11.75%		$364,079,222	0.75%	2.74%	0.75%	145.32%
Year Ended October 31, 2018	$10.91	0.25	(0.51)	(0.26)	(0.25)	–	(0.25)	$10.40	(2.37%	)	$349,573,136	0.73%	2.31%	0.73%	289.06%
Year Ended October 31, 2017	$11.14	0.22	(0.11)	0.11	(0.24)	(0.10)	(0.34)	$10.91	1.02%		$479,210,207	0.74%	2.05%	0.74%	74.15%
Year Ended October 31, 2016	$10.89	0.23	0.28	0.51	(0.24)	(0.02)	(0.26)	$11.14	4.72%		$208,735,518	0.73%	2.13%	0.73%	57.39%
Year Ended October 31, 2015	$11.05	0.23	(0.08)	0.15	(0.24)	(0.07)	(0.31)	$10.89	1.42%		$453,413,985	0.69%	2.10%	0.69%	43.07%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

87

Fund Commentary	Nationwide Loomis Short Term Bond Fund

For the annual period ended October 31, 2019, the Nationwide Loomis Short Term Bond Fund (Class A at NAV*) returned 5.57% versus 4.89% for its benchmark, the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Short-Term Bond (consisting of 559 funds as of October 31, 2019), was 4.80% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Market Environment

Global fixed-income markets delivered healthy gains in the 12-month reporting period, reflecting the combination of slowing economic growth, persistently low inflation and the Federal Reserve’s (Fed’s) shift toward an increasingly accommodative monetary policy. As late as the fourth quarter of 2018, the markets generally anticipated that the Fed would continue to raise interest rates for at least another 12 months. As growth slowed in late 2018, however, the Fed indicated that its next move would likely be to reduce interest rates. The Fed indeed implemented three separate 25-basis-point rate cuts in July, September and October of 2019, bringing its benchmark federal funds target rate to a range of 1.75% to 2.00%. In addition, the markets appeared to be pricing in the likelihood of further reductions by mid-2020. The dramatic change in the outlook for Fed policy was the leading factor in the strong, broad-based rally in bonds.

These circumstances helped fueled gains for U.S. Treasuries, with longer-term issues registering the largest advance. The yield on the benchmark 10-year Treasury note, after reaching a peak of 3.23% in October 2018, fell to 1.47% in early September—near its lowest level of the past decade. (Prices and yields move in opposite directions.)

Investment grade corporates generated robust returns and finished the reporting period as the top-performing major fixed-income category.

Corporates, in addition to benefiting from the rally in rate-sensitive assets, were boosted by both positive earnings trends and healthy investor risk appetites.

Securitized assets generated strong absolute returns, but their lower interest rate sensitivity caused them to lag Treasurys and investment grade corporates. Commercial mortgage-backed securities (CMBS) delivered the largest gains, followed by mortgage-backed securities (MBS) and asset-backed securities (ABS), respectively.

Fund Performance

The Fund outperformed its benchmark by 68 basis points during the reporting period.

Explanation of Fund Performance

Contributors

•	The Fund favored spread products during a period when risk assets fared well.

•	Sector allocation and security selection were the largest drivers of Fund performance, while duration/yield curve positioning slightly contributed to Fund performance.

•

Investment grade corporate bonds dominated the attribution effects contributing to both allocation decisions and security selection. An overweight to non-investment grade corporate bonds also positively contributed to Fund performance.

Detractors

•	Securitized assets provided additional ballast to Fund performance due to allocations in ABS and Agency MBS.

U.S. Treasury futures were used for duration management in the Fund. Duration/yield curve positively affected Fund performance, contributing 19 basis points.

88

Fund Commentary (cont.)	Nationwide Loomis Short Term Bond Fund

Subadviser:

Loomis, Sayles & Company, L.P.

Portfolio Managers:

Christopher T. Harms;

Clifton V. Rowe, CFA;

and Kurt L. Wagner, CFA, CIC

*Performance is shown for the Fund’s Class A shares to correspond with the class used for performance reporting in the Fund’s prospectus. Institutional Service Class shares previously were shown in the Fund’s annual reports for performance reporting.

The Fund is subject to the risks of investing in fixed-income securities, including default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in more-aggressive investments such as foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund’s holdings may subject the Fund to liquidity risk, making it more volatile than other mutual funds. Please refer to the most-recent prospectus for a more-detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

89

Fund Overview	Nationwide Loomis Short Term Bond Fund

Asset Allocation1

Corporate Bonds	57.8%
Asset-Backed Securities	16.1%
U.S. Treasury Obligations	14.5%
Collateralized Mortgage Obligations	5.2%
Mortgage-Backed Securities	2.4%
Commercial Mortgage-Backed Securities	2.4%
Foreign Government Securities	1.0%
Futures Contracts	0.1%
Other assets in excess of liabilities	0.5%
100.0%

Top Industries2

Banks	16.7%
Consumer Finance	5.6%
Automobiles	3.2%
Oil, Gas & Consumable Fuels	2.6%
Electric Utilities	2.5%
Insurance	2.5%
Health Care Providers & Services	2.4%
Equity Real Estate Investment Trusts (REITs)	2.4%
Capital Markets	2.3%
Pharmaceuticals	1.4%
Other Industries	58.4%
100.0%

Top Holdings2

U.S. Treasury Notes, 1.13%, 9/30/2021	6.0%
U.S. Treasury Notes, 1.50%, 8/15/2022	5.6%
U.S. Treasury Notes, 1.38%, 6/30/2023	2.2%
Nissan Auto Receivables Owner Trust, 1.75%, 10/15/2021	1.4%
JPMorgan Chase & Co., 4.25%, 10/15/2020	1.1%
UBS-Barclays Commercial Mortgage Trust, 3.18%, 3/10/2046	1.0%
National Bank of Canada, 2.15%, 6/12/2020	0.8%
Onemain Financial Issuance Trust, 3.30%, 3/14/2029	0.8%
Benchmark Mortgage Trust, 2.79%, 3/15/2062	0.7%
Metropolitan Life Global Funding I, 2.05%, 6/12/2020	0.7%
Other Holdings	79.7%
100.0%

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

90

Fund Performance	Nationwide Loomis Short Term Bond Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	5.57%	1.63%	1.61%
	w/ SC3	3.24%	1.17%	1.39%
Class C1	w/o SC2	5.07%	1.14%	1.13%
	w/ SC4	4.07%	N/A	N/A
Class R6[5,6]		5.90%	1.96%	1.84%	[7]
Institutional Service Class[1,5,8]		5.95%	1.92%	1.88%
Bloomberg Barclays U.S. 1-3 Yr Gov’t/Credit Bond Index		4.89%	1.60%	1.52%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A—Not	Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	0.80%	0.78%
Class C	1.29%	1.27%
Class R6	0.47%	0.45%
Institutional Service Class	0.54%	0.52%

^

Current effective prospectus dated February 28, 2019. The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

91

Fund Performance (cont.)	Nationwide Loomis Short Term Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Loomis Short Term Bond Fund versus the Bloomberg Barclays (BBgBarc) U.S. Government/Credit Bond 1-3 Year Index over the 10-year period ended 10/31/19. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class A shares of the Fund’s predecessor fund, the HighMark Short Term Bond Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

92

Shareholder Expense Example	Nationwide Loomis Short Term Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Loomis Short Term Bond Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19	Expense Ratio During Period (%) 5/1/19 - 10/31/19
Class A Shares	Actual	(a)	1,000.00	1,025.50	3.98	0.78
	Hypothetical	(a)(b)	1,000.00	1,021.27	3.97	0.78
Class C Shares	Actual	(a)	1,000.00	1,022.60	6.47	1.27
	Hypothetical	(a)(b)	1,000.00	1,018.80	6.46	1.27
Class R6 Shares	Actual	(a)	1,000.00	1,027.10	2.30	0.45
	Hypothetical	(a)(b)	1,000.00	1,022.94	2.29	0.45
Institutional Service Class Shares	Actual	(a)	1,000.00	1,026.90	2.55	0.50
	Hypothetical	(a)(b)	1,000.00	1,022.68	2.55	0.50

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

93

Statement of Investments

October 31, 2019

Nationwide Loomis Short Term Bond Fund

Asset-Backed Securities 16.1%

	Principal Amount	Value

Automobiles 12.2%
ACC Trust, Series 2018-1, Class A, 3.70%, 12/21/2020 (a)	$27,816	$27,847
Americredit Automobile Receivables Trust
Series 2019-1, Class A3, 2.97%, 11/20/2023	430,000	436,426
Series 2019-2, Class B, 2.54%, 7/18/2024	1,255,000	1,265,056
Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A, 3.35%, 9/22/2025 (a)	1,305,000	1,362,077
Bank of The West Auto Trust, Series 2019-1, Class A3, 2.43%, 4/15/2024 (a)	485,000	488,652
Carmax Auto Owner Trust, Series 2019-4, Class A2A, 2.01%, 3/15/2023	585,000	585,496
Carvana Auto Receivables Trust, Series 2019-3A, Class A3, 2.34%, 6/15/2023 (a)	675,000	677,460
CPS Auto Receivables Trust
Series 2018-D, Class B, 3.61%, 11/15/2022 (a)	1,010,000	1,022,495
Series 2019-C, Class B, 2.63%, 8/15/2023 (a)	380,000	381,857
Series 2018-A, Class C, 3.05%, 12/15/2023 (a)	120,000	120,634
Credit Acceptance Auto Loan Trust, Series 2018-2A, Class A, 3.47%, 5/17/2027 (a)	800,000	811,577
Drive Auto Receivables Trust, Series 2019-3, Class B, 2.65%, 2/15/2024	365,000	368,591
DT Auto Owner Trust
Series 2018-3A, Class B, 3.56%, 9/15/2022 (a)	950,000	961,329
Series 2018-2A, Class C, 3.67%, 3/15/2024 (a)	755,000	764,815
Series 2019-1A, Class C, 3.61%, 11/15/2024 (a)	350,000	356,941
Series 2019-2A, Class C, 3.18%, 2/18/2025 (a)	85,000	86,302
Exeter Automobile Receivables Trust
Series 2018-1A, Class B, 2.75%, 4/15/2022 (a)	193,712	193,858
Series 2018-2A, Class B, 3.27%, 5/16/2022 (a)	624,796	626,397
First Investors Auto Owner Trust
Series 2018-2A, Class A1, 3.23%, 12/15/2022 (a)	309,866	311,426
Series 2019-1A, Class A, 2.89%, 3/15/2024 (a)	372,545	375,775
Series 2019-2A, Class A, 2.21%, 9/16/2024 (a)	480,000	480,337
Flagship Credit Auto Trust
Series 2018-2, Class B, 3.56%, 5/15/2023 (a)	995,000	1,012,674
Series 2018-3, Class B, 3.59%, 12/16/2024 (a)	460,000	468,876

Asset-Backed Securities (continued)

	Principal Amount	Value

Automobiles (continued)
Ford Credit Auto Owner Trust, Series 2019-B, Class A2A, 2.35%, 2/15/2022	$615,000	$616,359
Ford Credit Floorplan Master Owner Trust, Series 2019-1, Class A, 2.84%, 3/15/2024	735,000	747,943
Foursight Capital Automobile Receivables Trust, Series 2018-2, Class A3, 3.64%, 5/15/2023 (a)	770,000	782,359
GLS Auto Receivables Issuer Trust
Series 2019-2A, Class A, 3.06%, 4/17/2023 (a)	706,448	710,460
Series 2019-4A, Class B, 2.78%, 9/16/2024 (a)	260,000	259,969
GLS Auto Receivables Trust, Series 2018-3A, Class B, 3.78%, 8/15/2023 (a)	430,000	437,504
GM Financial Consumer Automobile Receivables Trust, Series 2019-3, Class A3, 2.18%, 4/16/2024	475,000	477,639
Hyundai Auto Receivables Trust
Series 2016-B, Class A3, 1.29%, 4/15/2021	612,976	612,246
Series 2019-B, Class A3, 1.94%, 2/15/2024	830,000	829,962
NextGear Floorplan Master Owner Trust
Series 2018-1A, Class A2, 3.22%, 2/15/2023 (a)	610,000	618,592
Series 2018-2A, Class A2, 3.69%, 10/15/2023 (a)	580,000	597,534
Nissan Auto Receivables Owner Trust, Series 2017-B, Class A3, 1.75%, 10/15/2021	3,309,044	3,305,501
Prestige Auto Receivables Trust, Series 2019-1A, Class A3, 2.45%, 5/15/2023 (a)	1,135,000	1,139,606
Santander Drive Auto Receivables Trust
Series 2018-4, Class B, 3.27%, 1/17/2023	530,000	532,700
Series 2019-2, Class C, 2.90%, 10/15/2024	485,000	492,009
Toyota Auto Receivables Owner Trust, Series 2017-A, Class A3, 1.73%, 2/16/2021	960,083	959,422
Westlake Automobile Receivables Trust
Series 2018-1A, Class B, 2.67%, 5/17/2021 (a)	603,782	604,082
Series 2018-3A, Class A2A, 2.98%, 1/18/2022 (a)	429,060	430,073
Series 2019-1A, Class B, 3.26%, 10/17/2022 (a)	80,000	80,813
Series 2019-2A, Class B, 2.62%, 7/15/2024 (a)	905,000	910,404
Wheels SPV 2 LLC, Series 2019-1A, Class A2, 2.30%, 5/22/2028 (a)	380,000	381,258

94

Statement of Investments (Continued)

October 31, 2019

Nationwide Loomis Short Term Bond Fund (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Value

Automobiles (continued)
World Omni Automobile Lease Securitization Trust, Series 2018-A, Class A3, 2.83%, 7/15/2021	$805,000	$808,535

		29,521,868

Credit Card 0.9%
Barclays Dryrock Issuance Trust, Series 2019-1, Class A, 1.96%, 5/15/2025	925,000	927,127
World Financial Network Credit Card Master Trust, Series 2019-B, Class A, 2.49%, 4/15/2026	1,200,000	1,211,153

		2,138,280

Other 2.7%
Diamond Resorts Owner Trust, Series 2018-1, Class A, 3.70%, 1/21/2031 (a)	320,969	327,596
Mariner Finance Issuance Trust, Series 2017-BA, Class A, 2.92%, 12/20/2029 (a)	890,000	892,750
Onemain Financial Issuance Trust, Series 2018-1A, Class A, 3.30%, 3/14/2029 (a)	1,965,000	1,993,257
SCF Equipment Leasing LLC, Series 2018-1A, Class A2, 3.63%, 10/20/2024 (a)	548,764	556,427
Sofi Consumer Loan Program Trust
Series 2018-2, Class A2, 3.35%, 4/26/2027 (a)	1,240,000	1,250,719
Series 2018-4, Class A, 3.54%, 11/26/2027 (a)	919,237	929,133
Verizon Owner Trust, Series 2018-A, Class A1A, 3.23%, 4/20/2023	445,000	453,374

		6,403,256

Student Loan 0.3%
Massachusetts Educational Financing Authority, Series 2018-A, Class A, 3.85%, 5/25/2033	521,166	532,246
Sofi Professional Loan Program LLC, Series 2018-A, Class A1, 2.17%, 2/25/2042 (a)(b)	250,212	250,138

		782,384

Total Asset-Backed Securities (cost $38,476,956)		38,845,788

Collateralized Mortgage Obligations 5.2%
FHLMC REMICS
Series 3755, Class AL, 1.50%, 11/15/2020	10,408	10,358
Series 3645, Class EH, 3.00%, 12/15/2020	965	964
Series 3852, Class EA, 4.50%, 12/15/2021	2,821	2,837

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

FHLMC REMICS (continued)
Series 4060, Class EA, 1.75%, 6/15/2022	$108,109	$107,847
Series 2611, Class HD, 5.00%, 5/15/2023	68,276	70,962
Series 3585, Class LA, 3.50%, 10/15/2024	16,487	16,901
Series 3609, Class LE, 3.00%, 12/15/2024	714	714
Series 3718, Class BC, 2.00%, 2/15/2025	31,623	31,659
Series 3721, Class PE, 3.50%, 9/15/2040	103,320	108,712
FNMA REMICS
Series 2010-95, Class BK, 1.50%, 2/25/2020	743	742
Series 2012-99, Class TC, 1.50%, 9/25/2022	150,297	149,332
Series 2012-100, Class WA, 1.50%, 9/25/2027	275,032	271,201
Series 2012-93, Class DP, 1.50%, 9/25/2027	253,495	248,724
Series 2010-66, Class QA, 4.50%, 8/25/2039	3,256	3,262
GNMA REMICS
Series 2009-104, Class KE, 2.50%, 8/16/2039	44,443	44,423
Series 2010-4, Class JC, 3.00%, 8/16/2039	10,576	10,603
Series 2009-88, Class QE, 3.00%, 9/16/2039	87,621	88,940
Series 2011-39, Class NE, 3.50%, 9/16/2039	115,315	118,389
Series 2010-H22, Class FE, 2.44%, 5/20/2059 (b)	211,632	211,267
Series 2010-H02, Class FA, 2.73%, 2/20/2060 (b)	476,566	479,126
Series 2011-H11, Class FA, 2.59%, 3/20/2061 (b)	263,149	263,099
Series 2011-H23, Class HA, 3.00%, 12/20/2061	43,972	44,225
Series 2012-H18, Class NA, 2.61%, 8/20/2062 (b)	133,336	133,327
Series 2013-H02, Class FD, 2.43%, 12/20/2062 (b)	1,576,610	1,571,319
Series 2013-H14, Class FC, 2.56%, 6/20/2063 (b)	1,458,324	1,457,213
Series 2016-H13, Class FT, 2.67%, 5/20/2066 (b)	130,978	131,116
Series 2017-H14, Class FK, 1.95%, 5/20/2067 (b)	1,313,237	1,305,684
Series 2017-H24, Class FJ, 2.34%, 10/20/2067 (b)	1,581,789	1,580,192
Series 2017-H25, Class FD, 2.24%, 12/20/2067 (b)	966,604	963,700
Series 2019-H01, Class FJ, 2.39%, 9/20/2068 (b)	300,779	299,749
Series 2019-H01, Class FT, 2.49%, 10/20/2068 (b)	542,465	541,441
Series 2019-H05, Class FT, 2.83%, 4/20/2069 (b)	1,377,973	1,375,918

95

Statement of Investments (Continued)

October 31, 2019

Nationwide Loomis Short Term Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

GNMA REMICS (continued)
Series 2019-H13, Class FT, 2.20%, 8/20/2069 (b)	$943,364	$942,979
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1, 4.66%, 12/25/2033 (b)	50,784	52,913

Total Collateralized Mortgage Obligations (cost $12,684,361)		12,639,838

Commercial Mortgage-Backed Securities 2.4%
Benchmark Mortgage Trust, Series 2019-B10, Class A1, 2.79%, 3/15/2062	1,758,269	1,793,824
Starwood Retail Property Trust, Series 2014-STAR, Class A, 3.13%, 11/15/2027 (a)(b)	336,810	336,204
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/2046	2,440,000	2,510,455
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class A4, 4.22%, 7/15/2046 (b)	1,015,000	1,084,337

Total Commercial Mortgage-Backed Securities (cost $5,681,054)		5,724,820

Corporate Bonds 57.8%
Aerospace & Defense 0.3%
United Technologies Corp., 3.65%, 8/16/2023	705,000	745,726

Airlines 1.2%
Delta Air Lines, Inc., 2.60%, 12/4/2020	1,620,000	1,625,522
2.90%, 10/28/2024	1,200,000	1,194,480

		2,820,002

Automobiles 3.2%
BMW Finance NV, 2.25%, 8/12/2022 (a)	1,200,000	1,204,676
BMW US Capital LLC, 3.45%, 4/12/2023 (a)	750,000	780,879
Hyundai Capital America, 2.55%, 4/3/2020 (a)	845,000	846,400
3.00%, 6/20/2022 (a)	1,200,000	1,212,342
Nissan Motor Acceptance Corp., 2.15%, 9/28/2020 (a)	1,735,000	1,734,080
Volkswagen Group of America Finance LLC, 4.25%, 11/13/2023 (a)	765,000	819,677
2.85%, 9/26/2024 (a)	990,000	1,003,308

		7,601,362

Banks 16.6%
ANZ New Zealand Int’l Ltd., 2.75%, 1/22/2021 (a)	1,560,000	1,573,946
Bank of Ireland Group plc, 4.50%, 11/25/2023 (a)	360,000	380,570

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Bank of Montreal, 2.05%, 11/1/2022	$1,190,000	$1,190,926
Bank of Nova Scotia (The), 2.00%, 11/15/2022	1,205,000	1,202,604
Barclays plc,
(ICE LIBOR USD 3 Month + 1.40%), 4.61%, 2/15/2023 (c)	415,000	433,494
(ICE LIBOR USD 3 Month + 1.38%), 3.55%, 5/16/2024 (c)	850,000	857,010
BB&T Corp., 3.05%, 6/20/2022	1,240,000	1,272,295
BNP Paribas SA,
(ICE LIBOR USD 3 Month + 2.24%), 4.70%, 1/10/2025 (a)(c)	545,000	592,521
Canadian Imperial Bank of Commerce, 2.70%, 2/2/2021	210,000	212,042
Capital One NA, 2.15%, 9/6/2022	250,000	249,913
Citibank NA, 2.10%, 6/12/2020	500,000	500,690
Citigroup, Inc.,
(SOFR + 0.87%), 0.00%, 11/4/2022 (c)	950,000	952,736
(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 1/24/2023 (c)	650,000	662,893
Comerica, Inc., 3.70%, 7/31/2023	375,000	395,583
Commonwealth Bank of Australia, 3.45%, 3/16/2023 (a)	680,000	710,685
Credit Agricole SA, 3.75%, 4/24/2023 (a)	595,000	621,926
Danske Bank A/S, 3.88%, 9/12/2023 (a)	1,225,000	1,273,478
Fifth Third Bank, 3.35%, 7/26/2021	1,370,000	1,402,971
ING Groep NV, 4.10%, 10/2/2023	790,000	841,750
JPMorgan Chase & Co., 4.25%, 10/15/2020	2,500,000	2,554,325
(ICE LIBOR USD 3 Month + 0.70%), 3.21%, 4/1/2023 (c)	590,000	604,182
KeyBank NA, 3.30%, 2/1/2022	500,000	515,049
Lloyds Bank plc, 2.25%, 8/14/2022	230,000	231,144
Lloyds Banking Group plc, 4.05%, 8/16/2023	935,000	988,879
Mitsubishi UFJ Financial Group, Inc., 2.67%, 7/25/2022	685,000	694,247
Mizuho Financial Group, Inc.,
(ICE LIBOR USD 3 Month + 0.84%), 2.72%, 7/16/2023 (c)	1,150,000	1,162,498
National Australia Bank Ltd., 3.70%, 11/4/2021	1,125,000	1,162,406
National Bank of Canada, 2.15%, 6/12/2020	2,000,000	2,003,261
2.15%, 10/7/2022 (a)	645,000	645,985
NatWest Markets plc, 3.63%, 9/29/2022 (a)	1,200,000	1,243,724

96

Statement of Investments (Continued)

October 31, 2019

Nationwide Loomis Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Royal Bank of Canada, 2.80%, 4/29/2022	$1,260,000	$1,285,931
Santander Holdings USA, Inc., 3.24%, 10/5/2026 (a)	1,085,000	1,088,309
Santander UK plc, 2.50%, 1/5/2021	880,000	884,997
(ICE LIBOR USD 3 Month + 0.62%), 2.76%, 6/1/2021 (c)	545,000	546,684
Standard Chartered plc,
(ICE LIBOR USD 3 Month + 1.56%), 3.79%, 5/21/2025 (a)(c)	600,000	623,893
Sumitomo Mitsui Financial Group, Inc., 2.70%, 7/16/2024	1,210,000	1,227,294
SunTrust Bank,
(ICE LIBOR USD 3 Month + 0.30%), 2.59%, 1/29/2021 (c)	1,545,000	1,546,147
(ICE LIBOR USD 3 Month + 0.50%), 3.53%, 10/26/2021 (c)	1,045,000	1,059,958
Svenska Handelsbanken AB, 3.90%, 11/20/2023	685,000	732,402
Toronto-Dominion Bank (The), 3.25%, 6/11/2021	1,450,000	1,482,843
Wells Fargo & Co.,
(ICE LIBOR USD 3 Month + 1.17%), 2.88%, 10/30/2030 (c)	520,000	521,660
Westpac Banking Corp., 2.65%, 1/25/2021	1,445,000	1,458,720
2.80%, 1/11/2022	325,000	331,190

		39,923,761

Beverages 1.0%
Bacardi Ltd., 4.45%, 5/15/2025 (a)	565,000	607,901
Constellation Brands, Inc., 3.20%, 2/15/2023	1,635,000	1,683,468

		2,291,369

Biotechnology 0.7%
Amgen, Inc., 2.20%, 5/11/2020	1,665,000	1,667,396

Building Products 0.0%†
American Woodmark Corp., 4.88%, 3/15/2026 (a)	95,000	96,663

Capital Markets 2.3%
Ameriprise Financial, Inc., 3.00%, 3/22/2022	505,000	516,306
Ares Capital Corp., 4.20%, 6/10/2024	575,000	597,208
Charles Schwab Corp. (The), 3.25%, 5/21/2021	120,000	122,572
Deutsche Bank AG, 2.70%, 7/13/2020	890,000	890,317
Lehman Brothers Holdings, Inc., 5.63%, 1/24/2013 (d)	500,000	6,250
Macquarie Bank Ltd., 2.10%, 10/17/2022 (a)	1,210,000	1,207,547
State Street Corp., 1.95%, 5/19/2021	1,700,000	1,702,617

Corporate Bonds (continued)

	Principal Amount	Value

Capital Markets (continued)
USAA Capital Corp., 2.63%, 6/1/2021 (a)	$555,000	$561,881

		5,604,698

Chemicals 0.6%
Cabot Corp., 4.00%, 7/1/2029	430,000	452,369
Dow Chemical Co. (The), 3.15%, 5/15/2024 (a)	605,000	624,962
Ecolab, Inc., 4.35%, 12/8/2021	445,000	467,652

		1,544,983

Consumer Finance 5.6%
American Express Co., 3.70%, 11/5/2021	1,310,000	1,355,222
3.70%, 8/3/2023	665,000	703,055
American Honda Finance Corp., 2.20%, 6/27/2022	1,200,000	1,213,200
Avolon Holdings Funding Ltd., 5.25%, 5/15/2024 (a)	820,000	894,210
Capital One Financial Corp., 3.90%, 1/29/2024	855,000	906,969
Caterpillar Financial Services Corp.,
Series I, 2.65%, 5/17/2021	665,000	673,084
3.15%, 9/7/2021	490,000	501,923
Ford Motor Credit Co. LLC, 5.58%, 3/18/2024	870,000	927,219
4.54%, 8/1/2026	585,000	589,260
Harley-Davidson Financial Services, Inc., 4.05%, 2/4/2022 (a)	230,000	238,091
3.35%, 2/15/2023 (a)	395,000	404,375
John Deere Capital Corp., 2.60%, 3/7/2024	160,000	164,184
LeasePlan Corp. NV, 2.88%, 10/24/2024 (a)	495,000	496,167
Navient Corp., 7.25%, 1/25/2022	890,000	965,383
PACCAR Financial Corp., 1.90%, 2/7/2023	960,000	963,417
Springleaf Finance Corp., 6.13%, 3/15/2024	800,000	875,000
Synchrony Financial, 2.85%, 7/25/2022	155,000	156,790
4.38%, 3/19/2024	120,000	127,630
Toyota Motor Credit Corp., 3.05%, 1/8/2021	1,235,000	1,253,965

		13,409,144

Diversified Financial Services 0.3%
AXA Equitable Holdings, Inc., 3.90%, 4/20/2023	585,000	613,178

Diversified Telecommunication Services 0.5%
British Telecommunications plc, 4.50%, 12/4/2023	400,000	432,023
Virgin Media Secured Finance plc, 5.50%, 5/15/2029 (a)	740,000	786,250

		1,218,273

97

Statement of Investments (Continued)

October 31, 2019

Nationwide Loomis Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Electric Utilities 2.5%
Alliant Energy Finance LLC, 3.75%, 6/15/2023 (a)	$820,000	$857,649
American Electric Power Co., Inc., 2.15%, 11/13/2020	1,635,000	1,638,446
Edison International, 2.13%, 4/15/2020	880,000	877,800
Eversource Energy,
Series N, 3.80%, 12/1/2023	1,155,000	1,223,417
NextEra Energy Capital Holdings, Inc., 2.40%, 9/1/2021	840,000	846,412
Vistra Operations Co. LLC, 3.55%, 7/15/2024 (a)	615,000	629,845

		6,073,569

Electronic Equipment, Instruments & Components 0.2%
Flex Ltd., 4.88%, 6/15/2029	550,000	594,459

Equity Real Estate Investment Trusts (REITs) 2.4%
Alexandria Real Estate Equities, Inc., 2.75%, 12/15/2029	150,000	148,814
Digital Realty Trust LP, 2.75%, 2/1/2023	1,235,000	1,252,100
GLP Capital LP, 5.25%, 6/1/2025	600,000	657,912
Sabra Health Care LP, 4.80%, 6/1/2024	215,000	226,459
Service Properties Trust, 4.75%, 10/1/2026	840,000	861,143
Simon Property Group LP, 2.63%, 6/15/2022	1,165,000	1,186,231
Spirit Realty LP, 3.40%, 1/15/2030	560,000	563,759
WEA Finance LLC, 2.88%, 1/15/2027 (a)	845,000	847,497

		5,743,915

Food Products 0.4%
Bunge Ltd. Finance Corp., 4.35%, 3/15/2024	795,000	841,103
Conagra Brands, Inc.,
(ICE LIBOR USD 3 Month + 0.50%), 2.51%, 10/9/2020 (c)	200,000	200,293

		1,041,396

Gas Utilities 0.3%
CenterPoint Energy Resources Corp., 3.55%, 4/1/2023	750,000	780,336

Health Care Equipment & Supplies 1.2%
Becton Dickinson and Co.,
(ICE LIBOR USD 3 Month + 0.88%), 2.98%, 12/29/2020 (c)	1,079,000	1,079,518
DH Europe Finance II Sarl, 2.20%, 11/15/2024	515,000	517,954
Zimmer Biomet Holdings, Inc.,
(ICE LIBOR USD 3 Month + 0.75%), 2.91%, 3/19/2021 (c)	1,395,000	1,395,117

		2,992,589

Corporate Bonds (continued)

	Principal Amount	Value

Health Care Providers & Services 2.4%
Cigna Corp., 4.75%, 11/15/2021 (a)	$1,665,000	$1,749,263
3.75%, 7/15/2023	805,000	843,269
4.50%, 2/25/2026 (a)	120,000	130,641
CVS Health Corp., 3.70%, 3/9/2023	1,150,000	1,198,997
Fresenius Medical Care US Finance III, Inc., 3.75%, 6/15/2029 (a)	155,000	158,413
McKesson Corp., 3.65%, 11/30/2020	1,270,000	1,291,780
Tenet Healthcare Corp., 4.88%, 1/1/2026 (a)	410,000	424,350

		5,796,713

Hotels, Restaurants & Leisure 1.2%
Marriott International, Inc.,
Series Y, (ICE LIBOR USD 3 Month + 0.60%), 2.74%, 12/1/2020 (c)	1,280,000	1,283,271
2.13%, 10/3/2022	240,000	240,198
Royal Caribbean Cruises Ltd., 2.65%, 11/28/2020	1,460,000	1,469,294

		2,992,763

Household Durables 0.5%
DR Horton, Inc., 2.55%, 12/1/2020	720,000	722,469
Panasonic Corp., 2.54%, 7/19/2022 (a)	590,000	594,912

		1,317,381

Industrial Conglomerates 0.1%
Honeywell International, Inc., 1.85%, 11/1/2021	315,000	315,625

Insurance 2.5%
Assurant, Inc., 4.20%, 9/27/2023	305,000	318,828
Enstar Group Ltd., 4.95%, 6/1/2029	160,000	171,216
Global Atlantic Fin Co., 4.40%, 10/15/2029 (a)	415,000	416,391
Marsh & McLennan Cos., Inc., 3.50%, 12/29/2020	645,000	656,338
MassMutual Global Funding II, 2.25%, 7/1/2022 (a)	990,000	997,281
Metropolitan Life Global Funding I, 2.05%, 6/12/2020 (a)	1,770,000	1,772,033
2.40%, 6/17/2022 (a)	560,000	565,188
Reliance Standard Life Global Funding II, 3.85%, 9/19/2023 (a)	870,000	917,947
Unum Group, 4.00%, 6/15/2029	95,000	99,863

		5,915,085

Interactive Media & Services 0.4%
Baidu, Inc., 3.88%, 9/29/2023	1,030,000	1,069,196

98

Statement of Investments (Continued)

October 31, 2019

Nationwide Loomis Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Internet & Direct Marketing Retail 0.7%
eBay, Inc., 2.15%, 6/5/2020	$1,670,000	$1,672,223

IT Services 1.1%
IBM Credit LLC, 2.20%, 9/8/2022	620,000	623,943
International Business Machines Corp., 2.85%, 5/13/2022	585,000	598,499
3.00%, 5/15/2024	465,000	482,914
Western Union Co. (The), 4.25%, 6/9/2023	825,000	874,483

		2,579,839

Machinery 0.2%
Wabtec Corp.,
(ICE LIBOR USD 3 Month + 1.30%), 3.42%, 9/15/2021 (c)	400,000	400,084

Media 0.8%
Comcast Corp., 3.45%, 10/1/2021	1,350,000	1,391,248
DISH DBS Corp., 5.00%, 3/15/2023	275,000	277,062
Interpublic Group of Cos., Inc. (The), 3.50%, 10/1/2020	295,000	298,837

		1,967,147

Metals & Mining 0.5%
ArcelorMittal, 3.60%, 7/16/2024	595,000	608,754
Commercial Metals Co., 5.75%, 4/15/2026	365,000	376,406
Glencore Funding LLC, 4.13%, 3/12/2024 (a)	190,000	199,644

		1,184,804

Mortgage Real Estate Investment Trusts (REITs) 0.1%
Starwood Property Trust, Inc., 3.63%, 2/1/2021	240,000	241,800

Multi-Utilities 0.9%
Dominion Energy, Inc., 3.07%, 8/15/2024 (e)	295,000	303,749
DTE Energy Co.,
Series B, 2.60%, 6/15/2022	845,000	853,833
2.25%, 11/1/2022	835,000	840,178
Public Service Enterprise Group, Inc., 2.88%, 6/15/2024	255,000	261,712

		2,259,472

Oil, Gas & Consumable Fuels 2.6%
Antero Midstream Partners LP, 5.75%, 1/15/2028 (a)	520,000	392,600
Enbridge Energy Partners LP, 4.38%, 10/15/2020	1,180,000	1,203,625
EQM Midstream Partners LP, 4.75%, 7/15/2023	830,000	821,305
Midwest Connector Capital Co. LLC, 3.63%, 4/1/2022 (a)	770,000	791,490

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
MPLX LP,
(ICE LIBOR USD 3 Month + 0.90%), 3.00%, 9/9/2021 (c)	$395,000	$396,587
3.38%, 3/15/2023	780,000	801,140
Phillips 66,
(ICE LIBOR USD 3 Month + 0.60%), 2.73%, 2/26/2021 (c)	1,215,000	1,215,168
Total Capital International SA, 2.22%, 7/12/2021	595,000	598,600
Viper Energy Partners LP, 5.38%, 11/1/2027 (a)	30,000	30,300

		6,250,815

Pharmaceuticals 1.4%
AstraZeneca plc, 3.50%, 8/17/2023	695,000	728,297
Bayer US Finance II LLC, 3.38%, 7/15/2024 (a)	385,000	394,525
Bristol-Myers Squibb Co., 2.00%, 8/1/2022	100,000	100,580
Pfizer, Inc., 3.20%, 9/15/2023	675,000	707,203
Takeda Pharmaceutical Co. Ltd., 4.00%, 11/26/2021 (a)	1,270,000	1,316,513

		3,247,118

Real Estate Management & Development 0.1%
Celulosa Arauco y Constitucion SA, 4.20%, 1/29/2030 (a)	220,000	219,560

Road & Rail 1.0%
Ashtead Capital, Inc., 4.00%, 5/1/2028 (a)	545,000	547,044
Penske Truck Leasing Co. LP, 4.13%, 8/1/2023 (a)	845,000	897,398
Ryder System, Inc., 2.88%, 6/1/2022	75,000	76,351
3.75%, 6/9/2023	380,000	398,984
3.88%, 12/1/2023	350,000	370,939

		2,290,716

Semiconductors & Semiconductor Equipment 0.7%
Broadcom, Inc., 3.13%, 4/15/2021 (a)	615,000	622,226
Marvell Technology Group Ltd., 4.20%, 6/22/2023	600,000	631,448
Microchip Technology, Inc., 3.92%, 6/1/2021	230,000	235,408
Texas Instruments, Inc., 2.25%, 9/4/2029	100,000	98,687

		1,587,769

Technology Hardware, Storage & Peripherals 0.1%
Hewlett Packard Enterprise Co., 3.50%, 10/5/2021	325,000	333,651

Tobacco 0.5%
BAT Capital Corp., 2.79%, 9/6/2024	1,200,000	1,193,878

99

Statement of Investments (Continued)

October 31, 2019

Nationwide Loomis Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Trading Companies & Distributors 0.6%
Air Lease Corp., 3.50%, 1/15/2022	$240,000	$246,811
3.25%, 10/1/2029	605,000	600,514
Aviation Capital Group LLC, 3.88%, 5/1/2023 (a)	515,000	532,742

		1,380,067

Wireless Telecommunication Services 0.1%
SK Telecom Co. Ltd., 3.75%, 4/16/2023 (a)	315,000	328,664

Total Corporate Bonds (cost $136,805,689)		139,307,189

Foreign Government Securities 1.0%
ITALY 0.3%
Republic of Italy, 2.38%, 10/17/2024	865,000	857,477

JAPAN 0.7%
Japan Bank for International Cooperation, 2.13%, 11/16/2020	1,636,000	1,639,631

Total Foreign Government Securities (cost $2,496,596)		2,497,108

Mortgage-Backed Securities 2.4%
FHLMC Gold Pool
Pool# G11712 4.50%, 7/1/2020	10,128	10,441
Pool# G18065 5.00%, 7/1/2020	1,538	1,588
Pool# G11723 5.50%, 7/1/2020	2,929	2,943
Pool# G14780 2.50%, 7/1/2023	934,303	944,858
Pool# G14899 3.00%, 11/1/2023	203,455	208,338
Pool# G13746 4.50%, 1/1/2025	109,064	113,464
Pool# J11719 4.00%, 2/1/2025	37,144	38,727
Pool# G13888 5.00%, 6/1/2025	31,525	32,681
Pool# J12635 4.00%, 7/1/2025	111,964	116,755
Pool# J12604 4.00%, 7/1/2025	108,104	112,736
Pool# G13908 4.00%, 10/1/2025	26,184	27,306
Pool# J19197 3.00%, 5/1/2027	327,732	337,284
Pool# G18437 3.00%, 6/1/2027	399,863	411,519
Pool# C00748 6.00%, 4/1/2029	10,674	11,997
Pool# C01418 5.50%, 10/1/2032	61,735	68,129

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# G01740 5.50%, 12/1/2034	$36,179	$40,772
Pool# G04342 6.00%, 4/1/2038	41,416	47,427
FHLMC Non Gold Pool
Pool# 972136 4.77%, 1/1/2034 (b)	71,596	75,328
Pool# 848191 4.67%, 12/1/2034 (b)	257,598	272,075
FNMA Pool# 815323, 4.08%, 1/1/2035 (b)	66,387	68,602
GNMA II Pool# 5080, 4.00%, 6/20/2026	90,840	94,989
UMBS Pool
Pool# AB4251 2.50%, 1/1/2022	29,704	30,025
Pool# AQ6703 2.50%, 11/1/2022	535,742	541,531
Pool# 981257 5.00%, 5/1/2023	43,504	44,808
Pool# MA1577 2.50%, 9/1/2023	692,269	699,749
Pool# 931892 4.50%, 9/1/2024	368,791	384,031
Pool# AL0802 4.50%, 4/1/2025	85,892	90,135
Pool# AB2518 4.00%, 3/1/2026	72,668	75,921
Pool# AB4998 3.00%, 4/1/2027	573,005	589,405
Pool# MA1174 3.00%, 9/1/2027	85,615	88,070
Pool# 190307 8.00%, 6/1/2030	898	1,065
Pool# 253516 8.00%, 11/1/2030	571	678
Pool# 725773 5.50%, 9/1/2034	77,104	86,811
Pool# 811773 5.50%, 1/1/2035	69,227	77,860

Total Mortgage-Backed Securities (cost $5,699,061)		5,748,048

U.S. Treasury Obligations 14.5%
U.S. Treasury Notes 1.13%, 9/30/2021	14,585,000	14,464,218
1.50%, 8/15/2022	13,480,000	13,475,788
1.38%, 6/30/2023	5,335,000	5,306,658
1.25%, 8/31/2024	1,705,000	1,683,887

Total U.S. Treasury Obligations (cost $34,843,696)		34,930,551

Total Investments (cost $236,687,413) — 99.4%		239,693,342

Other assets in excess of liabilities — 0.6%		1,405,696

NET ASSETS — 100.0%		$241,099,038

100

Statement of Investments (Continued)

October 31, 2019

Nationwide Loomis Short Term Bond Fund (Continued)

†	Amount rounds to less than 0.1%.

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at October 31, 2019 was $62,628,769 which represents 25.98% of net assets.

(b)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of October 31, 2019.

(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2019.

(d)	Security in default.

(e)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2019.

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

SOFR	Secured Overnight Financing Rate

UMBS	Uniform Mortgage-Backed Securities

Currency:

USD	United States Dollar

101

Statement of Investments (Continued)

October 31, 2019

Nationwide Loomis Short Term Bond Fund (Continued)

Futures contracts outstanding as of October 31, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
U.S. Treasury 2 Year Note	10	12/2019	USD	2,156,015	(4,003)

					(4,003)

Short Contracts
U.S. Treasury 5 Year Note	(10)	12/2019	USD	(1,192,031)	(2,987)
U.S. Treasury 10 Year Note	(137)	12/2019	USD	(17,850,672)	163,033

					160,046

					156,043

At October 31, 2019, the Fund had $207,000 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

102

Statement of Assets and Liabilities

October 31, 2019

Nationwide Loomis Short Term Bond Fund
Assets:
Investment securities, at value (cost $236,687,413)	$239,693,342
Cash	5,326,386
Deposits with broker for futures contracts	207,000
Interest receivable	1,287,691
Receivable for investments sold	844,905
Receivable for capital shares issued	16,644
Reimbursement from investment adviser (Note 3)	5,654
Prepaid expenses	30,136

Total Assets	247,411,758

Liabilities:
Payable for investments purchased	5,836,441
Distributions payable	3,854
Payable for capital shares redeemed	174,395
Payable for variation margin on futures contracts	113,292
Accrued expenses and other payables:
Investment advisory fees	71,609
Fund administration fees	19,022
Distribution fees	8,997
Administrative servicing fees	15,876
Accounting and transfer agent fees	5,681
Trustee fees	1,011
Custodian fees	3,676
Compliance program costs (Note 3)	332
Professional fees	35,606
Printing fees	15,495
Other	7,433

Total Liabilities	6,312,720

Net Assets	$241,099,038

Represented by:
Capital	$245,750,258
Total distributable earnings (loss)	(4,651,220)

Net Assets	$241,099,038

Net Assets:
Class A Shares	$22,553,900
Class C Shares	6,439,831
Class R6 Shares	175,635,446
Institutional Service Class Shares	36,469,861

Total	$241,099,038

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,236,734
Class C Shares	630,945
Class R6 Shares	17,386,833
Institutional Service Class Shares	3,610,387

Total	23,864,899

103

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide Loomis Short Term Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.08
Class C Shares (b)	$10.21
Class R6 Shares	$10.10
Institutional Service Class Shares	$10.10
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.31

Maximum Sales Charge:
Class A Shares	2.25%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $250,000, a contingent deferred sales charge of 0.50% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

104

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Loomis Short Term Bond Fund
INVESTMENT INCOME:
Interest income	$7,497,221

Total Income	7,497,221

EXPENSES:
Investment advisory fees	863,417
Fund administration fees	138,515
Distribution fees Class A	56,352
Distribution fees Class C	69,209
Administrative servicing fees Class A	18,033
Administrative servicing fees Class C	6,460
Administrative servicing fees Institutional Service Class	18,996
Registration and filing fees	54,755
Professional fees	53,861
Printing fees	23,604
Trustee fees	8,957
Custodian fees	11,751
Accounting and transfer agent fees	24,475
Compliance program costs (Note 3)	1,229
Other	8,194

Total expenses before expenses reimbursed	1,357,808

Expenses reimbursed by adviser (Note 3)	(75,886)

Net Expenses	1,281,922

NET INVESTMENT INCOME	6,215,299

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	2,387,272
Expiration or closing of futures contracts (Note 2)	(1,311,917)

Net realized gains	1,075,355

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	6,842,397
Futures contracts (Note 2)	(47,840)

Net change in unrealized appreciation/depreciation	6,794,557

Net realized/unrealized gains	7,869,912

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$14,085,211

The accompanying notes are an integral part of these financial statements.

105

Statements of Changes in Net Assets

	Nationwide Loomis Short Term Bond Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$6,215,299	$5,746,088
Net realized gains (losses)	1,075,355	(1,686,936)
Net change in unrealized appreciation/depreciation	6,794,557	(2,982,467)

Change in net assets resulting from operations	14,085,211	1,076,685

Distributions to Shareholders From:
Distributable earnings:
Class A	(518,518)	(527,944)
Class C	(163,920)	(142,953)
Class R6	(4,654,207)	(4,413,672)
Institutional Service Class	(963,158)	(864,162)

Change in net assets from shareholder distributions	(6,299,803)	(5,948,731)

Change in net assets from capital transactions	(28,474,180)	(70,859,090)

Change in net assets	(20,688,772)	(75,731,136)

Net Assets:
Beginning of year	261,787,810	337,518,946

End of year	$241,099,038	$261,787,810

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,034,438	$5,371,857
Proceeds from shares issued in class conversion (Note 1)	292,876	–
Dividends reinvested	486,262	493,770
Cost of shares redeemed	(8,018,299)	(29,962,484)

Total Class A Shares	(2,204,723)	(24,096,857)

Class C Shares
Proceeds from shares issued	936,156	1,008,535
Dividends reinvested	156,122	134,868
Cost of shares redeemed in class conversion (Note 1)	(292,876)	–
Cost of shares redeemed	(4,596,391)	(4,773,482)

Total Class C Shares	(3,796,989)	(3,630,079)

Class R6 Shares
Proceeds from shares issued	14,040,167	8,044,763
Dividends reinvested	4,644,040	4,136,066
Cost of shares redeemed	(41,532,680)	(35,769,140)

Total Class R6 Shares	(22,848,473)	(23,588,311)

Institutional Service Class Shares
Proceeds from shares issued	31,995,718	19,278,419
Dividends reinvested	944,197	802,269
Cost of shares redeemed	(32,563,910)	(39,624,531)

Total Institutional Service Class Shares	376,005	(19,543,843)

Change in net assets from capital transactions	$(28,474,180)	$(70,859,090)

106

Statements of Changes in Net Assets (Continued)

	Nationwide Loomis Short Term Bond Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	505,592	546,333
Issued in class conversion (Note 1)	29,026	–
Reinvested	48,921	50,339
Redeemed	(808,832)	(3,039,990)

Total Class A Shares	(225,293)	(2,443,318)

Class C Shares
Issued	93,866	101,202
Reinvested	15,524	13,589
Redeemed in class conversion (Note 1)	(28,657)	–
Redeemed	(454,382)	(480,006)

Total Class C Shares	(373,649)	(365,215)

Class R6 Shares
Issued	1,407,405	815,460
Reinvested	466,287	421,022
Redeemed	(4,204,824)	(3,642,094)

Total Class R6 Shares	(2,331,132)	(2,405,612)

Institutional Service Class Shares
Issued	3,230,290	1,960,454
Reinvested	94,860	81,668
Redeemed	(3,277,813)	(4,030,455)

Total Institutional Service Class Shares	47,337	(1,988,333)

Total change in shares	(2,882,737)	(7,202,478)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

107

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Loomis Short Term Bond Fund

		Operations			Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$9.77	0.22	0.32	0.54	(0.23)	(0.23)	$10.08	5.57%		$22,553,900	0.78%	2.27%	0.81%	126.63%
Year Ended October 31, 2018	$9.92	0.16	(0.14)	0.02	(0.17)	(0.17)	$9.77	0.24%		$24,048,565	0.78%	1.66%	0.80%	134.55%
Year Ended October 31, 2017	$9.99	0.10	(0.05)	0.05	(0.12)	(0.12)	$9.92	0.48%		$48,678,419	0.78%	1.03%	0.79%	48.34%
Year Ended October 31, 2016	$9.95	0.09	0.06	0.15	(0.11)	(0.11)	$9.99	1.49%		$71,125,657	0.77%	0.87%	0.78%	48.30%
Year Ended October 31, 2015	$10.00	0.07	(0.02)	0.05	(0.10)	(0.10)	$9.95	0.49%		$81,296,544	0.76%	0.74%	0.78%	34.54%

Class C Shares
Year Ended October 31, 2019	$9.89	0.18	0.32	0.50	(0.18)	(0.18)	$10.21	5.07%		$6,439,831	1.27%	1.74%	1.30%	126.63%
Year Ended October 31, 2018	$10.04	0.11	(0.14)	(0.03)	(0.12)	(0.12)	$9.89	(0.26%	)	$9,932,901	1.27%	1.15%	1.28%	134.55%
Year Ended October 31, 2017	$10.11	0.05	(0.05)	–	(0.07)	(0.07)	$10.04	(0.03%	)	$13,758,670	1.28%	0.51%	1.28%	48.34%
Year Ended October 31, 2016	$10.07	0.04	0.06	0.10	(0.06)	(0.06)	$10.11	0.98%		$16,553,778	1.25%	0.38%	1.28%	48.30%
Year Ended October 31, 2015	$10.12	0.03	(0.03)	–	(0.05)	(0.05)	$10.07	0.04%		$17,967,265	1.20%	0.28%	1.28%	34.54%

Class R6 Shares (g)
Year Ended October 31, 2019	$9.79	0.26	0.31	0.57	(0.26)	(0.26)	$10.10	5.90%		$175,635,446	0.45%	2.59%	0.48%	126.63%
Year Ended October 31, 2018	$9.94	0.20	(0.14)	0.06	(0.21)	(0.21)	$9.79	0.57%		$192,943,772	0.45%	2.02%	0.47%	134.55%
Year Ended October 31, 2017	$10.01	0.14	(0.06)	0.08	(0.15)	(0.15)	$9.94	0.81%		$219,909,663	0.45%	1.36%	0.45%	48.34%
Year Ended October 31, 2016	$9.97	0.12	0.06	0.18	(0.14)	(0.14)	$10.01	1.82%		$238,167,319	0.45%	1.20%	0.45%	48.30%
Year Ended October 31, 2015	$10.02	0.10	(0.02)	0.08	(0.13)	(0.13)	$9.97	0.80%		$182,244,438	0.45%	1.04%	0.45%	34.54%

Institutional Service Class Shares
Year Ended October 31, 2019	$9.78	0.25	0.33	0.58	(0.26)	(0.26)	$10.10	5.95%		$36,469,861	0.50%	2.54%	0.53%	126.63%
Year Ended October 31, 2018	$9.94	0.19	(0.15)	0.04	(0.20)	(0.20)	$9.78	0.40%		$34,862,572	0.52%	1.91%	0.54%	134.55%
Year Ended October 31, 2017	$10.01	0.13	(0.06)	0.07	(0.14)	(0.14)	$9.94	0.73%		$55,172,194	0.53%	1.28%	0.53%	48.34%
Year Ended October 31, 2016	$9.96	0.11	0.07	0.18	(0.13)	(0.13)	$10.01	1.85%		$63,399,925	0.52%	1.12%	0.52%	48.30%
Year Ended October 31, 2015	$10.01	0.10	(0.02)	0.08	(0.13)	(0.13)	$9.96	0.76%		$91,631,542	0.49%	1.00%	0.49%	34.54%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

108

Notes to Financial Statements

October 31, 2019

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2019, the Trust operates forty-nine (49) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the six (6) series listed below (each, a “Fund”; collectively, the “Funds”). Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

- Nationwide Bond Fund (“Bond”)

- Nationwide Core Plus Bond Fund (“Core Plus Bond”)

- Nationwide Government Money Market Fund (“Government Money Market”)

- Nationwide Inflation-Protected Securities Fund (“Inflation-Protected Securities”)

- Nationwide Loomis Core Bond Fund (“Core Bond”)

- Nationwide Loomis Short Term Bond Fund (“Short Term Bond”)

The Funds, as applicable, currently offer Class A, Class C, Class R, Class R6, Investor Class, Service Class and Institutional Service Class shares. Effective October 3, 2019, the majority of Class C shares converted for shareholder accounts open for 10 years or longer and will continue to convert to Class A shares ten years after their purchase as described in each Fund’s prospectus. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Government Money Market seeks to maintain a stable price of $1.00 per share by using the amortized cost method of valuation to value portfolio securities. Government Money Market invests primarily in a portfolio of U.S. government securities and repurchase agreements that are collateralized fully by cash or U.S. government securities, and which mature in 397 calendar days or less, with certain exceptions permitted by applicable regulations. U.S. Government securities are debt securities issued and/or guaranteed as to principal and interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States. Government Money Market will limit investments to those securities that are Eligible Securities as defined by applicable regulations at the time of purchase.

Government Money Market operates as a “Government Money Market Fund,” as defined in Rule 2a-7 under the 1940 Act. This means that Government Money Market invests at least 99.5% of its total assets in (1) U.S. government securities, (2) repurchase agreements that are collateralized fully by U.S. government securities or cash, (3) cash, and/or (4) other money market mutual funds that operate as Government Money Market Funds. Under normal circumstances, Government Money Market invests at least 80% of its net assets, excluding cash, in U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities.

Government Money Market does not currently intend to impose liquidity fees or redemption gates on shareholder redemptions. However, the Board of Trustees of the Trust (“Board of Trustees”) may reserve the ability to subject Government Money Market to a liquidity fee and/or redemption gate in the future, after providing prior notice to shareholders. Because Government Money Market invests in short-term securities, Government Money Market’s subadviser generally sells securities

109

Notes to Financial Statements (Continued)

October 31, 2019

only to meet liquidity needs, to maintain target allocations or to take advantage of more favorable opportunities.

Each of the Funds is a diversified fund as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees, NFA assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid

110

Notes to Financial Statements (Continued)

October 31, 2019

price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Municipal securities are valued as determined by an independent pricing service. The independent pricing service utilizes internal models and uses observable inputs such as: (i) yields or prices of municipal securities of comparable quality, coupon, maturity and type; (ii) indications as to values from dealers; and (iii) general market conditions. Municipal securities are generally categorized as Level 2 investments within the hierarchy.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

Securities held by Government Money Market are valued at amortized cost, which approximates fair value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. Government Money Market’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the

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Notes to Financial Statements (Continued)

October 31, 2019

value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2019. Please refer to the Statements of Investments for additional information on portfolio holdings.

Bond

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$54,993,332	$—	$54,993,332
Collateralized Mortgage Obligations	—	29,501,084	—	29,501,084
Commercial Mortgage-Backed
Securities	—	20,151,527	—	20,151,527
Corporate Bonds	—	130,608,332	—	130,608,332
Futures Contracts	440,096	—	—	440,096
Mortgage-Backed Securities	—	66,974,637	—	66,974,637
Municipal Bonds	—	1,742,906	—	1,742,906
Purchased Options	9,375	—	—	9,375
U.S. Treasury Obligations	—	43,129,043	—	43,129,043
Total Assets	$449,471	$347,100,861	$—	$347,550,332
Liabilities:
Futures Contracts	$(1,389,912)	$—	$—	$(1,389,912)
Written Options	$(15,234)	$—	$—	$(15,234)
Total Liabilities	$(1,405,146)	$—	$—	$(1,405,146)
Total	$(955,675)	$347,100,861	$—	$346,145,186

112

Notes to Financial Statements (Continued)

October 31, 2019

Core Plus Bond

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$23,247,103	$—	$23,247,103
Collateralized Mortgage Obligations	—	16,343,847	—	16,343,847
Commercial Mortgage-Backed Securities	—	30,053,331	—	30,053,331
Corporate Bonds
Air Freight & Logistics	—	5,135,232	—	5,135,232
Airlines	—	7,365,960	—	7,365,960
Auto Components	—	2,066,280	—	2,066,280
Banks	—	41,314,059	—	41,314,059
Biotechnology	—	11,629,255	—	11,629,255
Capital Markets	—	28,351,589	—	28,351,589
Chemicals	—	25,943,195	—	25,943,195
Commercial Services & Supplies	—	7,487,500	—	7,487,500
Communications Equipment	—	115,661	—	115,661
Construction & Engineering	—	59,841	—	59,841
Consumer Finance	—	9,764,007	—	9,764,007
Diversified Consumer Services	—	1,133,344	—	1,133,344
Diversified Financial Services	—	7,855,606	—	7,855,606
Diversified Telecommunication Services	—	10,626,705	—	10,626,705
Electric Utilities	—	31,453,532	—	31,453,532
Electronic Equipment, Instruments & Components	—	7,741,897	—	7,741,897
Energy Equipment & Services	—	2,739,345	—	2,739,345
Equity Real Estate Investment
Trusts (REITs)	—	14,010,174	—	14,010,174
Food Products	—	1,158,097	—	1,158,097
Health Care Providers & Services	—	14,097,770	—	14,097,770
Hotels, Restaurants & Leisure	—	24,288,112	—	24,288,112
Household Durables	—	2,091,683	—	2,091,683
Household Products	—	3,818,672	—	3,818,672
Independent Power and Renewable Electricity Producers	—	237,250	—	237,250
Industrial Conglomerates	—	6,073,487	—	6,073,487
Insurance	—	15,647,782	—	15,647,782
Interactive Media & Services	—	1,041,965	—	1,041,965
Machinery	—	7,004,032	—	7,004,032
Media	—	7,984,842	—	7,984,842
Metals & Mining	—	2,981,700	—	2,981,700
Multiline Retail	—	5,196,795	—	5,196,795
Oil, Gas & Consumable Fuels	—	48,584,214	—	48,584,214
Paper & Forest Products	—	6,386,000	—	6,386,000
Pharmaceuticals	—	3,364,991	—	3,364,991
Real Estate Management & Development	—	1,660,373	—	1,660,373
Road & Rail	—	15,924,036	—	15,924,036
Semiconductors & Semiconductor Equipment	—	5,513,261	—	5,513,261
Software	—	4,375,719	—	4,375,719
Specialty Retail	—	26,326,672	—	26,326,672
Technology Hardware, Storage & Peripherals	—	11,057,665	—	11,057,665

113

Notes to Financial Statements (Continued)

October 31, 2019

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Corporate Bonds (continued)
Textiles, Apparel & Luxury Goods	$—	$2,108,652	$—	$2,108,652
Trading Companies & Distributors	—	4,165,000	—	4,165,000
Water Utilities	—	4,714,364	—	4,714,364
Total Corporate Bonds	$—	$440,596,316	$—	$440,596,316
Mortgage-Backed Securities	—	378,543,959	—	378,543,959
Municipal Bond	—	1,004,670	—	1,004,670
Preferred Stocks
Consumer Finance	—	—	—	—
Insurance	6,324,522	—	—	6,324,522
Mortgage Real Estate Investment Trusts (REITs)	2,621,000	—	—	2,621,000
Thrifts & Mortgage Finance	406,000	—	—	406,000
Total Preferred Stocks	$9,351,522	$—	$—	$9,351,522
Repurchase Agreements	—	387,006	—	387,006
Short-Term Investment	37,449	—	—	37,449
U.S. Government Agency Security	—	9,985,937	—	9,985,937
U.S. Treasury Obligations	—	279,553,839	—	279,553,839
Total	$9,388,971	$1,179,716,008	$—	$1,189,104,979

Government Money Market

	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$2,000,000	$—	$—	$2,000,000
Repurchase Agreements	—	243,900,000	—	243,900,000
U.S. Government Agency Securities	—	188,616,781	—	188,616,781
U.S. Treasury Obligations	—	104,057,836	—	104,057,836
Total	$2,000,000	$536,574,617	$—	$538,574,617

Core Bond

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$37,826,423	$—	$37,826,423
Collateralized Mortgage Obligations	—	81,347,099	—	81,347,099
Commercial Mortgage-Backed
Securities	—	30,720,356	—	30,720,356
Corporate Bonds	—	157,680,856	—	157,680,856
Foreign Government Securities	—	2,446,297	—	2,446,297
Futures Contracts	228,566	—	—	228,566
Mortgage-Backed Securities	—	30,413,642	—	30,413,642
Short-Term Investments	—	3,408,362	—	3,408,362
U.S. Treasury Obligations	—	55,507,652	—	55,507,652
Total Assets	$228,566	$399,350,687	$—	$399,579,253
Liabilities:
Futures Contracts	$(278,269)	$—	$—	$(278,269)
Total Liabilities	$(278,269)	$—	$—	$(278,269)
Total	$(49,703)	$399,350,687	$—	$399,300,984

114

Notes to Financial Statements (Continued)

October 31, 2019

Short Term Bond

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$38,845,788	$—	$38,845,788
Collateralized Mortgage Obligations	—	12,639,838	—	12,639,838
Commercial Mortgage-Backed Securities	—	5,724,820	—	5,724,820
Corporate Bonds	—	139,307,189	—	139,307,189
Foreign Government Securities	—	2,497,108	—	2,497,108
Futures Contracts	163,033	—	—	163,033
Mortgage-Backed Securities	—	5,748,048	—	5,748,048
U.S. Treasury Obligations	—	34,930,551	—	34,930,551
Total Assets	$163,033	$239,693,342	$—	$239,856,375
Liabilities:
Futures Contracts	$(6,990)	$—	$—	$(6,990)
Total Liabilities	$(6,990)	$—	$—	$(6,990)
Total	$156,043	$239,693,342	$—	$239,849,385

Inflation-Protected Securities

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$10,404,226	$—	$10,404,226
Collateralized Mortgage Obligations	—	2,106,291	—	2,106,291
Commercial Mortgage-Backed Security	—	155,582	—	155,582
Foreign Government Security	—	1,993,209	—	1,993,209
Futures Contracts	522,416	—	—	522,416
Mortgage-Backed Securities	—	2,682,836	—	2,682,836
U.S. Government Agency Securities	—	11,380,568	—	11,380,568
U.S. Treasury Obligations	—	202,801,400	—	202,801,400
Total Assets	$522,416	$231,524,112	$—	$232,046,528
Liabilities:
Futures Contracts	$(297,952)	$—	$—	$(297,952)
Total Liabilities	$(297,952)	$—	$—	$(297,952)
Total	$224,464	$231,524,112	$—	$231,748,576

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended October 31, 2019, Core Plus Bond held one corporate bond and one preferred stock investment that were categorized as Level 3 investments which were each valued at $0.

115

Notes to Financial Statements (Continued)

October 31, 2019

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

Core Plus Bond

	Corporate Bonds	Total
Balance as of 10/31/2018	$—	$—
Accrued Accretion/(Amortization)	4,660	4,660
Realized Gain (Loss)	—	—
Purchases	—	—
Sales	(5,845)	(5,845)
Change in Unrealized Appreciation/Depreciation	(10,587)	(10,587)
Transfers Into Level 3	11,772	11,772
Transfers Out of Level 3	—	—
Balance as of 10/31/2019	$—	$—
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 10/31/2019*	$(10,587)	$(10,587)

Amounts designated as “—” are zero or have been rounded to zero.

*	Included in the Statement of Operations under “Net change in unrealized appreciation/depreciation in the value of investment securities.

Transfers into or out of Level 3 are generally due to a change in market value methodology.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Options

Certain Funds purchased and wrote put and call options on futures contracts. Such option investments are utilized to hedge against increases in interest rates. Certain Funds also have

116

Notes to Financial Statements (Continued)

October 31, 2019

long positions in options on foreign currency futures contracts, which are exchange-traded. Such option investments are utilized to manage currency exposures and/or hedge against movements in the values of the foreign currencies in which the portfolio securities are denominated. The purchase of put options serves as a short hedge and the purchase of call options serves as a long hedge. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the strike price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value. The Fund segregates liquid assets to cover its obligations under its option contracts. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the call option will be exercised, and a Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option.

When a Fund writes an option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds from or offset against amounts paid on the underlying transaction to determine the realized gain or loss on such underlying transaction. When a Fund writes an option, it has no control over whether the option will be exercised, and as a result bears the risk of an unfavorable change in the price of the instrument underlying the written option. Writing options entails the risk that a Fund may not be able to enter into a closing transaction because of an illiquid market.

Options traded on an exchange are valued at the settlement price provided by an independent pricing service as approved by the Board. If a settlement price is not available, such options are valued at the last quoted sale price, if available, and otherwise at the average bid/ask price. Exchange-traded options are generally categorized as Level 1 investments within the hierarchy. Options traded in the over-the-counter (“OTC”) market, and which are not quoted by NASDAQ, are valued at the last quoted bid price, and are generally categorized as Level 2 investments within the hierarchy. The value of an option position reflects, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. American-style options can be exercised at any time prior to the expiration date of the option. European-style options can only be exercised at expiration of the option.

A Fund effectively terminates its right or obligation under an option by entering into a closing transaction. Closing transactions permit a Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

If a Fund is unable to affect a closing transaction for an option it purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

117

Notes to Financial Statements (Continued)

October 31, 2019

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between options and the securities markets may detract from the effectiveness of attempted hedging. Transactions using OTC options (other than options purchased by a Fund) expose a Fund to counterparty risk. To the extent required by Securities and Exchange Commission (“SEC”) guidelines, a Fund will not enter into any options transactions unless it owns either (i) an offsetting (“covered”) position in securities, other options, or futures or (ii) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account as required by SEC and U.S. Commodity Futures Trading Commission regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

The Funds’ options contracts written are disclosed in the Statement of Operations under “Net realized gains (losses) from expiration or closing of option contracts written”, as applicable.

The Funds’ purchased options are disclosed in the Statement of Operations under “Net realized gains (losses) from transactions in investment securities” and “Net change in unrealized appreciation/depreciation in the value of investment securities”, as applicable.

(d)	Futures Contracts

Certain Funds are subject to interest rate risk in the normal course of pursuing their objectives. Certain Funds entered into financial futures contracts (“futures contracts”) to gain exposure to and/ or hedge against changes in interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, a Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited

118

Notes to Financial Statements (Continued)

October 31, 2019

counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Funds’ futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable/Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts”, as applicable.

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of October 31, 2019:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of October 31, 2019

Bond

Assets:	Statement of Assets and Liabilities	Fair Value
Purchased Options Interest rate risk	Investment securities, at value	$9,375
Futures Contracts(a) Interest rate risk	Receivable for variation margin on futures contracts	440,096
Total		$449,471
Liabilities:
Written Options Interest rate risk	Written options, at value	$(15,234)
Futures Contracts(a) Interest rate risk	Receivable for variation margin on futures contracts	(1,389,912)
Total		$(1,405,146)

Inflation-Protected Securities

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a) Interest rate risk	Payable for variation margin on futures contracts	$522,416
Total		$522,416
Liabilities:
Futures Contracts(a) Interest rate risk	Payable for variation margin on futures contracts	$(297,952)
Total		$(297,952)

Core Bond

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a) Interest rate risk	Receivable for variation margin on futures contracts	$228,566
Total		$228,566
Liabilities:
Futures Contracts(a) Interest rate risk	Receivable for variation margin on futures contracts	$(278,269)
Total		$(278,269)

119

Notes to Financial Statements (Continued)

October 31, 2019

Short Term Bond

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a) Interest rate risk	Payable for variation margin on futures contracts	$163,033
Total		$163,033
Liabilities:
Futures Contracts(a) Interest rate risk	Payable for variation margin on futures contracts	$(6,990)
Total		$(6,990)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2019

Bond

Realized Gains (Losses):	Total
Purchased Options(a) Interest rate risk	$(311,205)
Written Options Interest rate risk	83,288
Futures Contracts Interest rate risk	4,233,907
Total	$4,005,990

Inflation-Protected Securities

Realized Gains (Losses):	Total
Futures Contracts Interest rate risk	$(715,586)
Total	$(715,586)

Core Bond

Realized Gains (Losses):	Total
Futures Contracts Interest rate risk	$(78,125)
Total	$(78,125)

Short Term Bond

Realized Gains (Losses):	Total
Futures Contracts Interest rate risk	$(1,311,917)
Total	$(1,311,917)
(a)	Realized gains (losses) from purchased options are included in “Net realized gains (losses) from transactions in investment securities.”

120

Notes to Financial Statements (Continued)

October 31, 2019

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended October 31, 2019

Bond

Unrealized Appreciation/Depreciation:	Total
Purchased Options(a) Interest rate risk	$(92,181)
Written Options Interest rate risk	45,945
Futures Contracts Interest rate risk	999,028
Total	$952,792

Inflation-Protected Securities

Unrealized Appreciation/Depreciation:	Total
Futures Contracts Interest rate risk	$43,529
Total	$43,529

Core Bond

Unrealized Appreciation/Depreciation:	Total
Futures Contracts Interest rate risk	$408,509
Total	$408,509

Short Term Bond

Unrealized Appreciation/Depreciation:	Total
Futures Contracts Interest rate risk	$(47,840)
Total	$(47,840)
(a)	Change in unrealized appreciation/depreciation from purchased options is included in “Net change in unrealized appreciation/depreciation in the value of investment securities.”

The following tables provide a summary of the Funds’ average volume of derivative instruments held during the year ended October 31, 2019:

Bond

Options:
Average Value Purchased	$8,894
Average Value Written	$2,855
Average Number of Purchased Option Contracts	73
Average Number of Written Option Contracts	92
Futures Contracts:
Average Notional Balance Long	$130,450,650
Average Notional Balance Short	$81,873,134

121

Notes to Financial Statements (Continued)

October 31, 2019

Inflation-Protected Securities

Futures Contracts:
Average Notional Balance Long	$25,605,466
Average Notional Balance Short	$26,429,683

Core Bond

Futures Contracts:
Average Notional Balance Long	$11,301,655
Average Notional Balance Short	$23,502,171

Short Term Bond

Futures Contracts:
Average Notional Balance Long	$1,156,082
Average Notional Balance Short	$16,845,673

The Funds are required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Funds’ financial position. At October 31, 2019, certain Funds have entered into futures contracts. The futures contract agreements do not provide for netting arrangements.

(e)	TBA

The Funds may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions. TBAs involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to the settlement date. TBAs are valued at the bid evaluation price as provided by an independent pricing service approved by the Board.

(f)	Securities Lending

During the year ended October 31, 2019, certain Funds entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Funds. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.

The Funds receive payments from BBH equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Funds also receive interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to

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borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of October 31, 2019, which were comprised of repurchase agreements purchased with cash collateral were as follows:

Fund	Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Core Plus Bond	$424,455

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Investments Money Market Government Portfolio, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Funds and accordingly are not reflected in the Funds’ total assets.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At October 31, 2019, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.

(g)	Joint Repurchase Agreements

During the year ended October 31, 2019, certain Funds, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the SEC, transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, each Fund participates on a pro rata basis

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Notes to Financial Statements (Continued)

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with other clients of BBH in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

At October 31, 2019, the joint repos on a gross basis were as follows:

BNP Paribas Securities Corp., 1.70%, dated 10/31/2019, due 11/1/2019, repurchase price $94,204,448, collateralized by U.S. Treasury Note, 2.50%, maturing 2/28/2021; total market value $96,443,296.

Royal Bank of Canada, 1.68%, dated 10/31/2019, due 11/1/2019, repurchase price $46,502,170, collateralized by U.S. Treasury Note, 3.00%, maturing 9/30/2025; total market value $47,602,303.

At October 31, 2019, the Funds’ investment in the joint repos was subject to an enforceable netting arrangement. The Funds’ proportionate holding in the joint repos was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Core Plus Bond	BNP Paribas Securities Corp.	$259,104	$—	$259,104	$(259,104)	$—
Core Plus Bond	Royal Bank of Canada	127,902	—	127,902	(127,902)	—
Total		$387,006	$—	$387,006	$(387,006)	$—

Amounts designated as “—” are zero.

*

At October 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for each Fund’s undivided interest in the each joint repo and related collateral.

During the year ended October 31, 2019, Government Money Market, along with another series of Nationwide Variable Insurance Trust (“NVIT”), pursuant to procedures adopted by the Board of Trustees and applicable guidance from the SEC, transferred cash through a joint account at JPMorgan Chase Bank, N.A. (“JPMorgan”), Government Money Market’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price,

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Notes to Financial Statements (Continued)

October 31, 2019

which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, Government Money Market has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by Government Money Market may be delayed or limited.

At October 31, 2019, the joint repos on a gross basis were as follows:

ABN Amro Bank NV, 1.75%, dated 10/31/2019, due 11/1/2019, repurchase price $100,004,862, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 5.00%, maturing 4/9/2020 - 1/1/2049; total market value $102,553,997.

Barclays Bank plc, 1.93%, dated 10/2/2019, due 11/1/2019, repurchase price $25,040,208, collateralized by U.S. Government Agency and Treasury Securities, ranging from 1.25% - 5.25%, maturing 5/6/2021 - 5/20/2049; total market value $25,540,378.

BNP Paribas SA, 1.98%, dated 9/24/2019, due 11/25/2019, repurchase price $65,221,650, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 8.50%, maturing 11/7/2019 - 8/1/2049; total market value $66,523,292.

BNP Paribas SA, 1.78%, dated 10/22/2019, due 12/2/2019, repurchase price $70,141,905, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 8.50%, maturing 3/31/2020 - 10/1/2049; total market value $71,543,118.

BNP Paribas SA, 1.71%, dated 10/30/2019, due 11/29/2019, repurchase price $25,035,625, collateralized by U.S. Government Treasury Securities, ranging from 2.13% - 5.25%, maturing 2/15/2021 - 2/15/2040; total market value $25,535,987.

BNP Paribas SA, 2.06%, dated 9/5/2019, due 11/1/2019, repurchase price $100,326,167, collateralized by U.S. Government Treasury Securities, ranging from 0.38% - 4.25%, maturing 5/15/2020 - 2/15/2040; total market value $102,327,939.

BNP Paribas SA, 2.03%, dated 9/16/2019, due 12/16/2019, repurchase price $65,333,540, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 4.50%, maturing 11/7/2019 - 10/1/2049; total market value $66,635,197.

ING Financial Markets LLC, 1.75%, dated 10/31/2019, due 11/1/2019, repurchase price $188,009,139, collateralized by U.S. Government Agency Securities, ranging from 3.50% - 5.00%, maturing 9/1/2047 - 9/1/2049; total market value $191,769,322.

Natixis Financial Products LLC, 1.90%, dated 10/18/2019, due 11/1/2019, repurchase price $50,036,945, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 5.14%, maturing 11/21/2019 - 8/1/2049; total market value $51,037,216.

Natixis Financial Products LLC, 1.75%, dated 10/31/2019, due 11/1/2019, repurchase price $50,002,430, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 5.50%, maturing 7/16/2020 - 8/1/2049; total market value $51,152,624.

Wells Fargo Securities LLC, 1.75%, dated 10/31/2019, due 11/1/2019, repurchase price $200,009,723, collateralized by U.S. Government Agency Securities, ranging from 2.98% - 4.39%, maturing 3/25/2027 - 7/25/2052; total market value $206,010,014.

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Notes to Financial Statements (Continued)

October 31, 2019

At October 31, 2019, Government Money Market’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Government Money Market	ABN Amro Bank NV	$50,000,000	$—	$50,000,000	$(50,000,000)	$—
Government Money Market	Barclays Bank plc	7,000,000	—	7,000,000	(7,000,000)	—
Government Money Market	BNP Paribas SA	20,000,000	—	20,000,000	(20,000,000)	—
Government Money Market	BNP Paribas SA	20,000,000	—	20,000,000	(20,000,000)	—
Government Money Market	BNP Paribas SA	8,000,000	—	8,000,000	(8,000,000)	—
Government Money Market	BNP Paribas SA	15,000,000	—	15,000,000	(15,000,000)	—
Government Money Market	BNP Paribas SA	15,000,000	—	15,000,000	(15,000,000)	—
Government Money Market	ING Financial Markets LLC	38,900,000	—	38,900,000	(38,900,000)	—
Government Money Market	Natixis Financial Products LLC	10,000,000	—	10,000,000	(10,000,000)	—
Government Money Market	Natixis Financial Products LLC	10,000,000	—	10,000,000	(10,000,000)	—
Government Money Market	Wells Fargo Securities LLC	50,000,000	—	50,000,000	(50,000,000)	—
Total		$243,900,000	$—	$243,900,000	$(243,900,000)	$—

Amounts designated as “—” are zero.

*

At October 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for each Fund’s undivided interest in the each joint repo and related collateral.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on a Fund’s Statement of Operations. In the event that a deflation reduction exceeds total interest income, the amount characterized as deflation is recorded as an increase to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/loss from investment transactions in the Statement of Operations. For securities with paydown provisions, principal payments received are treated as a

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Notes to Financial Statements (Continued)

October 31, 2019

proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), a Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. A Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to a Fund.

A Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(i)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly for Bond, Core Plus Bond, Government Money Market, Core Bond, and Short Term Bond and declared and paid quarterly for Inflation-Protected Securities. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2019 are primarily attributable to investments in interest/only securities and paydown reclass. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of October 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, or interest expense deferred. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

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Notes to Financial Statements (Continued)

October 31, 2019

Reclassifications for the year ended October 31, 2019 were as follows:

Fund	Capital	Total Distributable Earnings (Loss)
Bond	$—	$—
Core Plus Bond	(1)	1
Government Money Market	—	—
Inflation-Protected Securities	(1)	1
Core Bond	—	—
Short Term Bond	—	—

Amounts designated as “—” are zero or have been rounded to zero.

(j)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, a Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(k)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust.

Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA has selected the subadviser for each the Funds as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.

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Notes to Financial Statements (Continued)

October 31, 2019

As of October 31, 2019, the subadviser for each Fund is as follows:

Fund	Subadviser
Bond	Nationwide Asset Management, LLC (“NWAM”)(a)
Core Plus Bond	Thompson, Siegel & Walmsley LLC
Government Money Market	Federated Investment Management Company
Inflation-Protected Securities	NWAM(a)
Core Bond	Loomis, Sayles & Company, LP
Short Term Bond	Loomis, Sayles & Company, LP
(a)	NWAM is an affiliate of NFA.

Under the terms of the Investment Advisory agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. During the year ended October 31, 2019, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Bond	Up to $250 million	0.41%
	$250 million up to $1 billion	0.385%
	$1 billion up to $2 billion	0.36%
	$2 billion up to $5 billion	0.335%
	$5 billion and more	0.31%
Core Plus Bond(a)	Up to $500 million	0.45%
	$500 million up to $1 billion	0.425%
	$1 billion up to $1.5 billion	0.40%
	$1.5 billion and more	0.39%
Government Money Market	Up to $1 billion	0.30%
	$1 billion up to $2 billion	0.28%
	$2 billion up to $5 billion	0.26%
	$5 billion and more	0.24%
Inflation-Protected Securities	Up to $1 billion	0.25%
	$1 billion and more	0.23%
Core Bond	Up to $250 million	0.41%
	$250 million up to $1 billion	0.385%
	$1 billion up to $2 billion	0.36%
	$2 billion up to $5 billion	0.335%
	$5 billion and more	0.31%
Short Term Bond	Up to $500 million	0.35%
	$500 million up to $1 billion	0.34%
	$1 billion up to $3 billion	0.325%
	$3 billion up to $5 billion	0.30%
	$5 billion up to $10 billion	0.285%
	$10 billion and more	0.275%
(a)	For the period March 1, 2019 through October 31, 2019.

Prior to March 1, 2019, under the terms of the Investment Advisory Agreement, Core Plus Bond paid NFA an investment advisory fee based on that Fund’s average daily net assets according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Core Plus Bond	Up to $500 million	0.45%
	$500 million up to $1 billion	0.425%
	$1 billion and more	0.40%

129

Notes to Financial Statements (Continued)

October 31, 2019

For the year ended October 31, 2019, the effective advisory fee rates before and after voluntary advisory fee waivers and expense reimbursements, stemming from the expense limitation agreement described below, were as follows:

FUND	Effective Advisory Fee Rate Before Voluntary* Fee Waivers and Expense Reimbursements	Effective Advisory Fee Rate After Voluntary* Fee Waivers	Effective Advisory Fee Rate After Voluntary* Fee Waivers and Expense Reimbursements
Bond	0.40%	N/A	0.33%
Core Plus Bond	0.43	0.42%	0.42
Government Money Market	0.30	N/A	0.30
Inflation-Protected Securities	0.25	N/A	0.17
Core Bond	0.40	N/A	0.40
Short Term Bond	0.35	N/A	0.32

N/A — Not Applicable.

*	Voluntary waivers may be discontinued at any time at the discretion of NFA.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the affiliated and unaffiliated subadvisers. NFA paid the affiliated subadviser $701,900 during the year ended October 31, 2019.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until February 29, 2020.

Fund	Classes	Amount (annual rate)
Bond	All Classes	0.44%
Core Plus Bond	All Classes	0.70
Government Money Market	Class R6	0.59
	Investor Shares	0.59
	Service Class	0.75	(a)
Inflation-Protected Securities	Class A	0.21	(b)
	Class R6	0.30
	Institutional Service Class	0.30
Core Bond	All Classes	0.65
Short Term Bond	All Classes	0.45
(a)	Effective through February 29, 2020, Fund Operating Expenses including the Rule 12b-1 fees and fees paid pursuant to the Fund’s Administrative Services Plan shall be limited to 0.75%.
(b)	Effective through December 31, 2019, Fund Operating Expenses including the Rule 12b-1 fees and fees paid pursuant to the Fund’s Administrative Services Plan shall be limited to 0.21%.

NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the

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Notes to Financial Statements (Continued)

October 31, 2019

Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2019, the cumulative potential reimbursements for the Funds, listed by period or year in which NFA waived fees or reimbursed expenses to the Funds are:

Fund	Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Fiscal Year 2019 Amount	Total
Bond	$333,838	$270,795	$268,681	$873,314
Core Plus Bond	—	—	—	—
Government Money Market	—	543	350	893
Inflation-Protected Securities	169,094	212,067	186,762	567,923
Core Bond	—	—	—	—
Short Term Bond	9,796	54,951	75,886	140,633

Amounts designated as “—”are zero or have been rounded to zero.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NVIT, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the year ended October 31, 2019, NFM earned $1,190,679 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit)

131

Notes to Financial Statements (Continued)

October 31, 2019

testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2019, the Funds’ aggregate portion of such costs amounted to $15,033.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate as listed in the table below.

Fund	Class A Shares	Class C Shares(a)	Class R Shares(b)	Service Class Shares
Bond	0.25%	1.00%	0.50%	N/A
Core Plus Bond	0.25	N/A	N/A	N/A
Government Money Market	N/A	N/A	N/A	0.15%
Inflation-Protected Securities	0.25	N/A	N/A	N/A
Core Bond	0.25	0.75	N/A	N/A
Short Term Bond	0.25	0.75	N/A	N/A

N/A — Not Applicable.

(a)	For Class C Shares, 0.25% of the rate may be a service fee and the remainder a distribution fee.
(b)	For Class R Shares, 0.25% of the rate may be either a service fee or distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. Core Plus Bond Class A sales charges range from 0.00% to 4.25%, and Bond, Core Bond, Short Term Bond, and Inflation-Protected Securities Class A sales charges range from 0.00% to 2.25% based on the amount of the purchase. During the year ended October 31, 2019, the Funds imposed front-end sales charges of $66,390. From these fees, NFD retained a portion amounting to $6,884.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable Class A CDSCs are 0.75% for Bond, Core Plus Bond, and Inflation-Protected Securities and 0.50% for Core Bond, and Short Term Bond. Class C CDSCs are 1.00% for Bond, Core Bond, and Short Term Bond. During the year ended October 31, 2019, the Funds imposed CDSCs of $121. NFD retained all of the CDSCs imposed by the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, Class R, Investor Shares, Institutional Service Class, and Service Class shares of each of the Funds.

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October 31, 2019

For the year ended October 31, 2019, the effective rates for administrative services fees were as follows:

Fund	Class A	Class C	Class R	Institutional Service Class	Investor Class	Service Class
Bond	0.03%	0.05%	0.01%	0.07%	N/A	N/A
Core Plus Bond	0.10	N/A	N/A	0.10	N/A	N/A
Government Money Market	N/A	N/A	N/A	N/A	0.06%	0.15%
Inflation-Protected Securities	0.11	N/A	N/A	0.12	N/A	N/A
Core Bond	0.14	0.08	N/A	0.25	N/A	N/A
Short Term Bond	0.08	0.07	N/A	0.05	N/A	N/A

N/A — Not Applicable.

For the year ended October 31, 2019, each Fund’s total administrative services fees were as follows:

Fund	Amount
Bond	$36,283
Core Plus Bond	44,624
Government Money Market	209,248
Inflation-Protected Securities	39,694
Core Bond	916,730
Short Term Bond	43,489

As of October 31, 2019, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable fund.

Fund	% of Shares Outstanding Owned
Bond	83.42%
Core Plus Bond	85.39
Government Money Market	30.40
Inflation-Protected Securities	89.68
Core Bond	87.03
Short Term Bond	73.28

4.  Line of Credit, Interfund Lending, and Earnings Credit

The Trust, excluding Government Money Market, and NVIT (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No

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October 31, 2019

compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended October 31, 2019, the Funds had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended October 31, 2019, none of the Funds engaged in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Funds’ custody accounts, which are used to offset custody fees of a Fund. Credits earned, if any, are presented in the Statement of Operations.

5.  Investment Transactions

For the year ended October 31, 2019, purchases and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases*	Sales*
Bond	$141,110,887	$189,839,162
Core Plus Bond	1,315,311,845	1,351,569,207
Inflation-Protected Securities	34,214,043	59,000,185
Core Bond	558,640,475	584,893,455
Short Term Bond	307,736,461	335,021,192
*	Includes purchases and sales of long-term U.S. Government securities, if any.

For the year ended October 31, 2019, purchases and sales of U.S. Government securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Bond	$43,984,492	$71,182,522
Core Plus Bond	711,296,015	708,561,773
Inflation-Protected Securities	23,888,929	55,166,129
Core Bond	186,193,720	161,800,104
Short Term Bond	115,250,370	90,764,756

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October 31, 2019

6.  Portfolio Investment Risks

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues

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October 31, 2019

on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Bank Loans

The bank loans in which the Funds invest are subject to the risks that generally apply to fixed-income securities, such as interest rate risk, credit risk, liquidity risk, as well as, where applicable, foreign securities risk, emerging markets risk, and lower quality or high-yield risk. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. Collateral may include security interests in receivables, goods, commodities, or real property. For trade finance loan transactions, the collateral

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Notes to Financial Statements (Continued)

October 31, 2019

itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability to sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan). Interests in loan instruments may be tranched or tiered with respect to collateral rights. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Unsecured loans expose the lenders, and thus the Funds, to increased credit risk.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Low Quality/High Yield Securities

Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Other

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Investments Money Market Government Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Government Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Government Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In March 2017, FASB issued ASU 2017-08, “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The ASU is effective for

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Notes to Financial Statements (Continued)

October 31, 2019

all entities for fiscal years beginning after December 15, 2019, including interim periods therein. The Funds will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of November 1, 2019. As a result of the adoption of ASU 2017-08, as of November 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

9.  Other

As of October 31, 2019, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Bond	48.89%	3	(a)
Core Plus Bond	25.47	2	(a)
Government Money Market	51.64	3	(a)
Inflation-Protected Securities	51.52	4	(a)
Core Bond	79.81	2	(a)
Short Term Bond	72.41	3	(a)

(a) All or a portion of the accounts are the accounts of affiliated funds.

10.  Merger

At close of business on December 1, 2017, Nationwide Core Plus Bond Fund (“Acquiring Fund”) acquired all of the net assets of Nationwide High Yield Bond Fund (“Target Fund”), each a series of the Trust, pursuant to a plan of reorganization approved by the Board of Trustees at a meeting held on June 14, 2017. The reorganization of the Target Fund was not required to be approved by the shareholders of the Target Fund. The purpose of the reorganization was to combine funds managed by NFA that had comparable objectives and investment strategies. The reorganization was accomplished by a tax free exchange of 2,444,701 shares of the Acquiring Fund, valued at $24,993,072, for the assets of the Target Fund. The investment portfolio of the Target Fund, with a fair value of $23,364,698 and identified cost of $22,972,516 at December 1, 2017, was the principal asset acquired by the Acquiring Fund. The net assets of the Acquiring Fund immediately before the acquisition were $1,216,925,715. The net assets of the Acquiring Fund immediately following the acquisition were $1,241,918,787. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at the then current fair values; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Shareholders of Class A, Class R6 and Institutional Service Class shares of the Target Fund received a number of shares proportional to their ownership of the corresponding class of the Acquiring Fund. Shareholders of Class C shares of the Target Fund received a number of shares proportional to their ownership of Class A of the Acquiring Fund.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation/(Depreciation) immediately before and after the reorganization.

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Notes to Financial Statements (Continued)

October 31, 2019

Fund/Class	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ (Depreciation)
Target Fund
Nationwide High Yield Bond Fund				$392,182
Class A	2,827,578	$16,686,333	$5.9013
Class C	658,129	3,904,599	5.9329
Class R6	651,084	3,865,760	5.9374
Institutional Service Class	90,211	536,380	5.9458
Acquiring Fund
Nationwide Core Plus Bond Fund				$3,949,287
Class A	481,662	$4,923,653	$10.2222
Class R6	116,903,021	1,195,740,439	10.2285
Institutional Service Class	1,589,281	16,261,623	10.2321
After Reorganization
Nationwide Core Plus Bond Fund				$4,341,469
Class A	2,496,003	$25,514,585	$10.2222
Class R6	117,280,959	1,199,606,199	10.2285
Institutional Service Class	1,641,702	16,798,003	10.2321

The following pro forma information for the year ended October 31, 2019 is provided as though the reorganization had been completed on November 1, 2017, the beginning of the annual reporting period for the Fund:

●	Net investment income $39,503,127;

●	Net losses on investments $(12,966,359);

●	Net change in unrealized appreciation/depreciation $(46,963,150); and

●	Net decrease in net assets resulting from operations $(20,426,150).

Because the Fund’s combined investment portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statement of Operations since December 1, 2017.

At close of business on December 1, 2017, Nationwide Inflation-Protected Securities Fund (“Acquiring Fund”) acquired all of the net assets of Nationwide Government Bond Fund (“Target Fund”), each a series of the Trust, pursuant to a plan of reorganization approved by the Board of Trustees at a meeting held on June 14, 2017. The reorganization of the Target Fund was not required to be approved by the shareholders of the Target Fund. The purpose of the reorganization was to combine funds managed by NFA that had comparable objectives and investment strategies. The reorganization was accomplished by a tax free exchange of 3,845,575 shares of the Acquiring Fund, valued at $37,682,265, for the assets of the Target Fund. The investment portfolio of the Target Fund, with a fair value of $37,383,873 and identified cost of $36,942,291 at December 1, 2017, was the principal asset acquired by the Acquiring Fund. The net assets of the Acquiring Fund immediately before the acquisition were $214,149,561. The net assets of the Acquiring Fund immediately following the acquisition were $251,831,826. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at the then current fair values; however, the cost basis of the investments received was carried forward to align ongoing reporting

139

Notes to Financial Statements (Continued)

October 31, 2019

of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Shareholders of Class A and Institutional Service Class shares of the Target Fund received a number of shares proportional to their ownership of the corresponding class of the Acquiring Fund. Shareholders of Class C and Class R shares of the Target Fund received a number of shares proportional to their ownership of Class A of the Acquiring Fund.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation/(Depreciation) immediately before and after the reorganization.

Fund/Class	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ (Depreciation)
Target Fund
Nationwide Government Bond Fund				$441,582
Class A	1,074,593	$10,657,212	$9.9174
Class C	32,850	325,647	9.9131
Class R	37,243	369,426	9.9195
Institutional Service Class	2,654,363	26,329,980	9.9195
Acquiring Fund
Nationwide Inflation-Protected Securities Fund				$(2,660,215)
Class A	113,437	$1,106,626	$9.7554
Class R6	21,638,301	212,612,700	9.8258
Institutional Service Class	43,822	430,235	9.8177
After Reorganization
Nationwide Inflation-Protected Securities Fund				$(2,218,633)
Class A	1,277,125	$12,458,911	$9.7554
Class R6	21,638,301	212,612,700	9.8258
Institutional Service Class	2,725,709	26,760,215	9.8177

The following pro forma information for the year ended October 31, 2019 is provided as though the reorganization had been completed on November 1, 2017, the beginning of the annual reporting period for the Fund:

●	Net investment income $6,231,721;

●	Net losses on investments $545,490;

●	Net change in unrealized appreciation/depreciation $(9,634,416); and

●	Net decrease in net assets resulting from operations $(2,857,205).

Because the Fund’s combined investment portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statement of Operations since December 1, 2017.

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Notes to Financial Statements (Continued)

October 31, 2019

11.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2019 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Bond	$11,365,958	$—	$11,365,958	$—	$11,365,958
Core Plus Bond	38,063,974	—	38,063,974	—	38,063,974
Government Money Market	10,197,616	—	10,197,616	—	10,197,616
Inflation-Protected Securities	5,357,954	—	5,357,954	—	5,357,954
Core Bond	11,170,444	—	11,170,444	—	11,170,444
Short Term Bond	6,299,803	—	6,299,803	—	6,299,803

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended October 31, 2018 was as follows:

	Distributions paid from			Total Tax-exempt Distributions		Total Distributions Paid
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions		Return of Capital
Bond	$11,939,787	$—	$11,939,787	$—	$—	11,939,787
Core Plus Bond	40,562,148	—	40,562,148	—	—	40,562,148
Government Money Market	6,444,955	—	6,444,955	—	—	6,444,955
Inflation-Protected Securities	4,593,852	—	4,593,852	—	—	4,593,852
Core Bond	12,031,606	—	12,031,606	—	—	12,031,606
Short Term Bond	5,948,731	—	5,948,731	—	—	5,948,731

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings/ (Deficit)
Bond	$692,195	$—	$692,195	$(854,816)	$(1,871,946)	$11,149,018	$9,114,451
Core Plus Bond	3,210,119	—	3,210,119	(2,812,324)	(18,910,696)	31,697,688	13,184,787
Government Money Market	676,332	—	676,332	(681,953)	(40)	—	(5,661)
Inflation-Protected Securities	412,871	—	412,871	—	(4,250,494)	(27,678)	(3,865,301)
Core Bond	3,575,429	—	3,575,429	(829,096)	—	7,919,021	10,665,354
Short Term Bond	447,882	—	447,882	(488,445)	(7,555,309)	2,944,652	(4,651,220)

Amounts designated as “—” are zero or have been rounded to zero.

*

Differences between financial statement distributions payable and tax-basis distributions payable are a result of accrual-based accounting and cash-basis accounting used for federal tax reporting purposes.

**

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

141

Notes to Financial Statements (Continued)

October 31, 2019

As of October 31, 2019, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/depreciation for each Fund was as follows:

Fund	Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Bond	$334,621,128	$13,650,322	$(2,187,443)	$11,462,879
Core Plus Bond	1,157,281,629	35,782,285	(3,958,935)	31,823,350
Government Money Market	538,574,617	—	—	—
Inflation-Protected Securities	228,386,280	5,087,486	(1,725,189)	3,362,297
Core Bond	391,381,963	12,409,748	(4,490,727)	7,919,021
Short Term Bond	236,901,745	3,649,744	(702,104)	2,947,640

Amounts designated as “—” are zero or have been rounded to zero.

As of October 31, 2019, for federal income tax purposes, the Funds have capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

Capital loss carryforwards do not expire. The following table represents capital loss carryforwards available as of October 31, 2019.

Fund	Amount
Bond	$(1,871,946)
Core Plus Bond*	(18,910,696)
Government Money Market	(40)
Inflation-Protected Securities*	(4,250,494)
Core Bond	—
Short Term Bond*	(7,555,309)
*	A portion of the Fund’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the year ended October 31, 2019, the Funds had capital loss carryforwards that were utilized and are no longer eligible to offset future capital gains, if any, in the amounts listed below.

Fund	Utilized
Bond	$7,224,135
Core Plus Bond	5,792,902
Inflation-Protected Securities	1,750,748
Core Bond	7,047,634
Short Term Bond	990,757

12.  Subsequent Events

On December 4, 2019, in conjunction with the 15(c) Board meeting, certain of the Funds’ agreements were renewed. There were no significant changes to the terms of these agreements, outside of extending effective dates.

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

142

Report of Independent Registered Public Accounting Firm

October 31, 2019

To the Board of Trustees of Nationwide Mutual Funds and Shareholders of Nationwide Bond Fund, Nationwide Core Plus Bond Fund, Nationwide Government Money Market Fund, Nationwide Inflation-Protected Securities Fund, Nationwide Loomis Core Bond Fund and Nationwide Loomis Short Term Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Nationwide Bond Fund, Nationwide Core Plus Bond Fund, Nationwide Government Money Market Fund, Nationwide Inflation-Protected Securities Fund, Nationwide Loomis Core Bond Fund and Nationwide Loomis Short Term Bond Fund (six of the funds constituting Nationwide Mutual Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Mutual Funds, since 1997.

143

Supplemental Information

October 31, 2019 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended October 31, 2019, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Core Plus Bond	0.44%

144

Management Information

October 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 50 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

145

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

146

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

147

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

148

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

149

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues, which includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Index with a remaining maturity of one to three years, including Treasurys, government-related issues and corporate securities.

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged index that measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury; a subset of the Global Inflation-Linked Index (Series-L).

ICE BofA Merrill Lynch Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

ICE BofA Merrill Lynch Global High Yield Index (USD Hedged): An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros. The index is hedged against the fluctuations of the constituent currencies versus the U.S. dollar.

ICE BofAML US High Yield Master II Index: An unmanaged index that tracks the performance of U.S. dollar-denominated below investment-grade corporate debt publicly issued in the U.S. domestic market.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality,

150

Market Index Definitions (cont.)

accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasurys, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the performance of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

Morningstar® Lifetime Moderate Income Index: An index representing a portfolio of global equities, bonds and traditional inflation hedges such as commodities and Treasury Inflation-Protected Securities. This portfolio is held in proportions appropriate for a U.S. investor who is at least ten years into retirement.

Morningstar® Target Risk Indexes: A series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

●	The Morningstar® Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar® Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar® Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar® Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar® Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its

151

Market Index Definitions (cont.)

portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Small Cap Index: An equity index capturing small-capitalization representation across developed markets countries around the world, excluding the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

152

Market Index Definitions (cont.)

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index: A market capitalization-weighted index based on the Russell 3000® Index. The Russell 3000 Growth Index includes companies that display signs of above-average growth. The index is used to provide a gauge of the performance of growth stocks in the United States.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P Biotechnology Select Industry Index: An unmanaged index designed to measure the performance of stocks in the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS®) biotechnology sub-industry.

S&P/Citigroup International Treasury Bond Ex-U.S. Index (Hedged): An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $2.4 billion to $8.2 billion).

S&P North American Technology Sector IndexTM: An unmanaged, modified, market capitalization-weighted index that measures the performance of the information technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

The S&P Target Date® Indexes: A series of 12 unmanaged, multi-asset class indexes consisting of the S&P Target Date Retirement Income Index plus 11 indexes that correspond to a specific target retirement date (ranging from 2010 through 2060+). The series reflects a subset of target date funds, each of which generally has an asset allocation mix and glide path featuring total equity exposure that continues to become more conservative after retirement. Each index in the series reflects varying levels of exposure to equities, bonds, and other asset classes.

153

Market Index Definitions (cont.)

The S&P Target Date® To Indexes: A series of 12 unmanaged, multi-asset class indexes consisting of the S&P Target Date To Retirement Income Index plus 11 indexes that correspond to a specific target retirement date (ranging from 2010 through 2060+). The series reflects a subset of target date funds, each of which generally has an asset allocation mix and glide path featuring relatively conservative total equity exposure near retirement and static total equity exposure after retirement. Each index in the series reflects varying levels of exposure to equities, bonds, and other asset classes and becomes more conservative with the approach of the target retirement date.

The S&P Total Market Index (S&P TMI): an unmanaged index designed to track the broad equity market, including large-, mid-, small-, and micro-cap stocks. The S&P 500® Index is a subset of the S&P TMI.

154

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established to issue securities and hold certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities the principal and earned interest.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Bottom-up investment approach: A method of investing that involves focusing on an individual company rather than on the industry in which a company operates or on the economy as a whole; it is the microeconomic analysis of a company or stock.

Convertible securities: Debt securities that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Equity securities: Securities that represent ownership interests in the issuers. Common stock is the most common type of equity security.

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as the ETFs are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent obligations by the issuers to pay specified rates of interest or dividends at specified times, and to pay the securities’ principal at maturity.

155

Glossary (cont.)

Futures: Contracts that obligate the buyers to buy and the sellers to sell specified quantities of underlying assets (or settle for the cash value of a contract based on underlying assets) at specified prices on each contract’s maturity date.

Growth style: Investing in equity securities of companies that the fund’s subadviser believes have above-average rates of earnings growth and which may experience above-average increases in stock price.

High-yield bonds (also known as junk bonds): Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates to help compensate for the fact that the issuers are at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Quantitative techniques: Mathematical and statistical methods used in the investment process to evaluate market conditions and to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s adviser to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in the fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Swap: An agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying asset.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

156

Glossary (cont.)

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States and may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a fund’s subadviser believes are undervalued, i.e., the securities are priced at less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall over time. A high level of volatility means that the fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the fund’s value is not expected to fluctuate significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

157

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfundprospectuses. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. © 2019

AR-CFX  (12/19)

Annual Report

October 31, 2019

Nationwide Mutual Funds

Equity Funds

Nationwide Bailard Cognitive Value Fund

Nationwide Bailard Technology & Science Fund

Nationwide Diamond Hill Large Cap Concentrated Fund

Nationwide Dynamic U.S. Growth Fund

Nationwide Fund

Nationwide Geneva Mid Cap Growth Fund

Nationwide Long/Short Equity Fund

Nationwide Loomis All Cap Growth Fund

Nationwide Small Company Growth Fund

Nationwide U.S. Small Cap Value Fund

Nationwide WCM Focused Small Cap Fund

Nationwide Ziegler Equity Income Fund

IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by the Securities and Exchange Commission, Nationwide Mutual Funds will no longer mail paper copies of your Fund’s annual and semiannual reports, unless you specifically request paper copies of those reports. Instead, Nationwide Mutual Funds will post the reports on the Funds’ website, nationwide.com/mutualfundprospectuses, and will mail you a notice of availability each time a report is posted and provide you with the website link to access the reports.

If you already have elected to receive these reports electronically (known as eDelivery), you will not be affected by this change and you do not need to take any action. You may elect to receive reports and other fund documents via eDelivery by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling Shareholder Services at 800-848-0920.

You may elect to receive all future reports in paper via U.S. mail free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly in a Nationwide Mutual Fund, you can call Shareholder Services at 800-848-0920 to register your preference that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all Funds held in your account.

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended October 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period and through the last two months of 2018, however, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 14.3% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 11.0% and the MSCI Emerging Markets® Index returning 11.9%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in nine of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth in the fourth calendar quarter of 2018 at 1.1%, followed by 3.1% in the first quarter of 2019, 2.0% in the second quarter and 1.9% in the third quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21% but has been negative in the first three quarters of 2019, driven by overseas weakness and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed is expected to pause for the remainder of the calendar year, with fading expectations for additional cuts in 2020 as the economy shows signs of rebounding. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 3.15% to 1.69% during the reporting period, and the 2-year Treasury yield dropping from 2.88% to 1.52%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.17% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of October 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	12.73%
Bloomberg Barclays Municipal Bond	9.42%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.89%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	20.14%
Bloomberg Barclays U.S. Aggregate Bond	11.51%
Bloomberg Barclays U.S. Corporate High Yield	8.38%
MSCI EAFE®	11.04%
MSCI Emerging Markets®	11.86%
MSCI World ex USA	11.27%
Russell 1000® Growth	17.10%
Russell 1000® Value	11.21%
Russell 2000®	4.90%
S&P 500®	14.33%

Source: Morningstar

Fund Commentary	Nationwide Bailard Cognitive Value Fund

For the annual period ended October 31, 2019, the Nationwide Bailard Cognitive Value Fund (Class A at NAV*) returned 1.92% versus 3.22% for its benchmark, the Russell 2000® Value Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Small Value (consisting of 423 funds as of October 31, 2019), was 1.45% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Investor sentiment for the reporting period prevailed against both value stocks and micro-cap stocks. The Fund continues to adhere to its deeper value and greater micro-cap exposure disciplines while it awaits a return to the more historically typical higher returns to these styles. We made several enhancements to the Fund’s stock selection models during the reporting period. The first enhancement was integrating path-dependent momentum into the Fund’s real estate investment trust (REIT) selection model. The second enhancement was increasing both the number of stocks held in the Fund’s portfolio, and increasing the rate of portfolio turnover in order to more closely track the performance of the stock selection model’s top quintile. This enhancement provided the further benefit of reducing the Fund’s exposure to idiosyncratic (stock-specific) risk and also lowered the Fund’s tracking error to the benchmark. The third enhancement was allowing the Fund portfolio’s economic subsector weights to track more closely to the stock selection model’s top-quintile subsector weights. This allowed for greater exposure to high-scoring stocks in subsectors that otherwise would have been constrained to tracking closer to the weights of the index.

The Fund’s small-cap and micro-cap stock selection models both performed well during the reporting period, but our ability to translate that performance into the Fund’s portfolio was more successful in the Fund’s small-cap model than in the micro-cap model. We believe there were two reasons for this. First, we implemented the economic subsector tracking (as described above) to our small-cap stock selection model only, which helped capture additional returns. We expect to implement this feature in the Fund’s micro-cap stock selection model soon. Second, one of the factor components of the Fund’s micro-cap model, Analyst Herding Bias, has proved difficult to track, particularly recently, due to the factor’s rapid and volatile swings. We are re-engineering this factor to incorporate additional and less-volatile measures of herding bias, which we expect will allow for better model performance realization in the micro-cap portion of the portfolio.

For the reporting period, overweights to Capital Goods and Software & Services were the largest positive contributors to Fund performance, driven primarily by successful stock selection within the subsectors.

The biggest individual stock contributor to Fund performance was customer experience technology and services provider TTEC Holdings, due to massive sequential upside earnings surprises. K12 Inc., a provider of online educational programs and materials, was the second-largest contributor, as positive earnings results from a low initial valuation allowed for a substantial price increase. The third-largest individual stock performance contributor was Victory Capital, whose aggressive asset management acquisitions and cost reduction plans proved successful during the reporting period.

For the reporting period, a just-above-neutral weighting in Semiconductors & Semiconductor Equipment and an overweight in Healthcare Equipment & Services were the largest performance detractors for the Fund versus the benchmark. The underperformance in Semiconductors & Semiconductor Equipment was exclusively due to stock selection. The overweighting to Healthcare Equipment & Services proved to be incorrect, and was slightly compounded by poor stock selection within the subsector.

Energy exploration and production company Roan Resources was the largest individual performance detractor from Fund performance for the reporting period due to poor placement

Fund Commentary (cont.)	Nationwide Bailard Cognitive Value Fund

and spacing of wells along with legitimate questions about the company’s shale play exposure. Specialty paper producer Verso was the second-largest individual performance detractor as continued weakness in coated paper demand, an ultimately fruitless strategic review and an untimely purchase by the Fund all hurt Fund performance. The third-largest performance detractor was home automation solutions provider Resideo Technologies, as spinoff transition difficulties from former parent Honeywell and competition in its major product lines resulted in sequential negative earnings surprises.

No derivatives were used in this Fund.

Subadviser:

Bailard, Inc.

Portfolio Manager:

Thomas J. Mudge III, CFA

*

Performance is shown for the Fund’s Class A shares to correspond with the class used for performance reporting in the Fund’s prospectus. Class M shares previously were shown in the Fund’s annual reports for performance reporting.

The Fund is subject to the risks of investing in equity securities (including small and micro-cap companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. Value funds may underperform other funds that use different investing styles. The Fund may invest in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund also is subject to the risks of using Behavioral Finance techniques for stock selection. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Bailard Cognitive Value Fund

Asset Allocation1

Common Stocks	98.6%
Exchange Traded Fund	0.6%
Repurchase Agreements	0.5%
Short-Term Investment†	0.0%
Other assets in excess of liabilities	0.3%
100.0%

Top Industries2

Banks	16.5%
Equity Real Estate Investment Trusts (REITs)	9.7%
Electronic Equipment, Instruments & Components	4.2%
Thrifts & Mortgage Finance	3.7%
Machinery	3.4%
Trading Companies & Distributors	3.4%
IT Services	3.1%
Construction & Engineering	3.0%
Chemicals	3.0%
Insurance	2.7%
Other Industries#	47.3%
100.0%

Top Holdings2

Portland General Electric Co.	1.9%
NorthWestern Corp.	1.5%
Radian Group, Inc.	1.1%
MGIC Investment Corp.	1.0%
Black Hills Corp.	1.0%
Atkore International Group, Inc.	0.8%
First Merchants Corp.	0.8%
Anixter International, Inc.	0.8%
Financial Institutions, Inc.	0.8%
Builders FirstSource, Inc.	0.8%
Other Holdings#	89.5%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

Fund Performance	Nationwide Bailard Cognitive Value Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	1.92%	3.44%	10.03%
	w/SC3	(3.91)%	2.22%	9.41%
Class C1	w/o SC2	1.09%	2.68%	9.28%
	w/SC4	0.09%	N/A	N/A
Class M1,5		2.25%	3.80%	10.44%
Class R6[5,6]		2.26%	3.82%	5.39%	[7]
Institutional Service Class[1,5,8]		2.07%	3.73%	10.34%
Russell 2000® Value Index		3.22%	6.24%	11.08%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

Expense Ratio^
Class A	1.42%
Class C	2.18%
Class M	1.08%
Class R6	1.08%
Institutional Service Class	1.23%

^

Current effective prospectus dated February 28, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (cont.)	Nationwide Bailard Cognitive Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Bailard Cognitive Value Fund versus the Russell 2000® Value Index over the 10-year period ended 10/31/19. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class A shares of the Fund’s predecessor fund, the HighMark Cognitive Value Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Bailard Cognitive Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard Cognitive Value Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19	Expense Ratio During Period (%) 5/1/19 - 10/31/19
Class A Shares	Actual	(a)	1,000.00	973.10	7.16	1.44
	Hypothetical	(a)(b)	1,000.00	1,017.95	7.32	1.44
Class C Shares	Actual	(a)	1,000.00	968.60	10.52	2.12
	Hypothetical	(a)(b)	1,000.00	1,014.52	10.76	2.12
Class M Shares	Actual	(a)	1,000.00	974.40	5.32	1.07
	Hypothetical	(a)(b)	1,000.00	1,019.81	5.45	1.07
Class R6 Shares	Actual	(a)	1,000.00	974.40	5.32	1.07
	Hypothetical	(a)(b)	1,000.00	1,019.81	5.45	1.07
Institutional Service Class Shares	Actual	(a)	1,000.00	974.00	6.17	1.24
	Hypothetical	(a)(b)	1,000.00	1,018.95	6.31	1.24

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2019

Nationwide Bailard Cognitive Value Fund

Common Stocks 98.6%

	Shares	Value

Aerospace & Defense 0.3%
Vectrus, Inc.*	3,600	$164,556

Air Freight & Logistics 0.2%
Radiant Logistics, Inc.*	26,600	143,374

Airlines 0.9%
JetBlue Airways Corp.*	20,800	401,440
Mesa Air Group, Inc.*	22,300	169,926

		571,366

Auto Components 1.0%
Dana, Inc.	9,000	146,070
Modine Manufacturing Co.*	30,550	349,186
Standard Motor Products, Inc.	2,000	104,720

		599,976

Banks 16.4%
Arrow Financial Corp.	800	28,096
Associated Banc-Corp.	22,300	448,453
Bancorp, Inc. (The)*	24,500	267,050
Bank of Commerce Holdings	18,294	205,259
Bank of NT Butterfield & Son Ltd. (The)	12,100	398,695
BankUnited, Inc.	13,400	459,620
Banner Corp.	1,700	91,766
Boston Private Financial Holdings, Inc.	35,800	402,750
Central Pacific Financial Corp.	15,700	454,044
Century Bancorp, Inc., Class A	2,100	182,721
Civista Bancshares, Inc.	7,200	161,856
East West Bancorp, Inc.	10,900	467,828
Financial Institutions, Inc.	15,000	471,450
First Bancorp/PR	18,000	189,360
First Busey Corp.	5,800	152,946
First Financial Corp.	4,200	184,254
First Horizon National Corp.	7,700	122,969
First Merchants Corp.	12,200	482,510
First Midwest Bancorp, Inc.	4,500	92,430
Flushing Financial Corp.	7,200	155,808
Heritage Commerce Corp.	13,300	159,866
Hilltop Holdings, Inc.	19,400	453,184
IBERIABANK Corp.	6,200	455,018
Independent Bank Corp.	8,300	186,833
International Bancshares Corp.	3,500	143,360
Mercantile Bank Corp.	4,300	151,403
Midland States Bancorp, Inc.	5,800	155,440
MidWestOne Financial Group, Inc.	9,401	306,426
Northrim Bancorp, Inc.	4,417	172,042
Orrstown Financial Services, Inc.	8,980	194,776
Peapack Gladstone Financial Corp.	5,500	160,600
Peoples Bancorp, Inc.	5,800	189,718
Popular, Inc.	8,400	457,464
Premier Financial Bancorp, Inc.	4,200	74,550
Republic Bancorp, Inc., Class A	3,400	151,198
Simmons First National Corp., Class A	4,900	117,208
SmartFinancial, Inc.*	7,600	159,980
Synovus Financial Corp.	4,900	165,963
TriCo Bancshares	1,000	37,630
UMB Financial Corp.	2,700	176,202
Univest Financial Corp.	6,000	154,500
WesBanco, Inc.	2,400	90,216
Western Alliance Bancorp	9,400	463,702

		10,197,144

Common Stocks (continued)

	Shares	Value

Beverages 0.7%
Cott Corp.	35,000	$449,750

Biotechnology 1.8%
Akebia Therapeutics, Inc.*	14,900	55,577
Ardelyx, Inc.*	17,141	85,705
BioSpecifics Technologies Corp.*	2,500	121,075
Dicerna Pharmaceuticals, Inc.*	6,100	100,589
Eagle Pharmaceuticals, Inc.*	1,300	81,510
Esperion Therapeutics, Inc.*	1,700	67,609
Jounce Therapeutics, Inc.*	11,747	42,466
Kura Oncology, Inc.*	7,100	106,358
MEI Pharma, Inc.*	28,799	52,126
Rocket Pharmaceuticals, Inc.*	4,500	65,430
Sangamo Therapeutics, Inc.*	13,100	118,555
Veracyte, Inc.*	4,600	105,478
Viking Therapeutics, Inc.* (a)	17,200	111,284

		1,113,762

Building Products 2.6%
Advanced Drainage Systems, Inc.	9,600	355,392
Builders FirstSource, Inc.*	20,800	470,288
Masonite International Corp.*	6,100	374,601
Owens Corning	6,500	398,320

		1,598,601

Capital Markets 0.8%
Blucora, Inc.*	10,000	216,300
Silvercrest Asset Management Group, Inc., Class A	12,200	146,644
Victory Capital Holdings, Inc., Class A	8,036	125,040

		487,984

Chemicals 3.0%
Cabot Corp.	8,000	348,720
Hawkins, Inc.	2,395	102,386
Koppers Holdings, Inc.*	8,100	260,010
Kraton Corp.*	11,300	253,346
Trecora Resources*	17,463	153,151
Tredegar Corp.	19,900	395,612
Trinseo SA	8,200	348,500

		1,861,725

Commercial Services & Supplies 2.2%
ACCO Brands Corp.	41,500	379,725
Acme United Corp.	3,825	79,028
Knoll, Inc.	15,700	419,818
Matthews International Corp., Class A	1,000	36,980
SP Plus Corp.*	1,442	63,693
Steelcase, Inc., Class A	20,900	365,123

		1,344,367

Communications Equipment 0.9%
Comtech Telecommunications Corp.	6,900	241,155
PC-Tel, Inc.*	27,200	194,480
Ribbon Communications, Inc.*	32,300	138,567

		574,202

Statement of Investments (Continued)

October 31, 2019

Nationwide Bailard Cognitive Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Construction & Engineering 3.0%
AECOM*	10,300	$412,103
Arcosa, Inc.	11,600	445,556
EMCOR Group, Inc.	2,700	236,817
Great Lakes Dredge & Dock Corp.*	17,700	190,275
Limbach Holdings, Inc.*	20,234	90,648
MYR Group, Inc.*	4,933	169,745
Northwest Pipe Co.*	5,500	167,750
Sterling Construction Co., Inc.*	9,300	151,078

		1,863,972

Construction Materials 0.3%
Tecnoglass, Inc.	19,700	166,465

Consumer Finance 1.9%
Enova International, Inc.*	7,300	171,477
Navient Corp.	28,600	393,822
OneMain Holdings, Inc.	11,200	448,000
Regional Management Corp.*	5,400	156,222

		1,169,521

Containers & Packaging 1.1%
Graphic Packaging Holding Co.	21,300	333,558
Greif, Inc., Class A	5,700	223,269
Myers Industries, Inc.	9,149	154,892

		711,719

Diversified Consumer Services 0.8%
Adtalem Global Education, Inc.*	8,100	241,218
Aspen Group, Inc.*	16,000	100,000
Career Education Corp.*	10,500	148,680

		489,898

Diversified Financial Services 0.2%
On Deck Capital, Inc.*	33,971	151,511

Diversified Telecommunication Services 0.1%
IDT Corp., Class B*	11,300	76,953

Electric Utilities 2.1%
Genie Energy Ltd., Class B	16,300	121,435
Portland General Electric Co.	20,600	1,171,728

		1,293,163

Electrical Equipment 1.1%
Atkore International Group, Inc.*	14,500	503,150
Encore Wire Corp.	2,739	153,932

		657,082

Electronic Equipment, Instruments & Components 4.2%
Anixter International, Inc.*	5,700	471,675
Avnet, Inc.	3,400	134,504
Coda Octopus Group, Inc.* (a)	5,500	40,370
ePlus, Inc.*	2,000	156,260
Flex Ltd.*	14,300	168,025
Insight Enterprises, Inc.*	4,200	257,796
Jabil, Inc.	10,700	393,974
PC Connection, Inc.	4,500	219,780
ScanSource, Inc.*	11,800	381,140
SYNNEX Corp.	3,400	400,316

		2,623,840

Common Stocks (continued)

	Shares	Value

Energy Equipment & Services 1.3%
Dawson Geophysical Co.*	51,031	$122,475
Exterran Corp.*	21,100	267,337
Matrix Service Co.*	8,300	155,708
NexTier Oilfield Solutions, Inc.*	22,124	95,576
Parker Drilling Co.*	9,200	169,924

		811,020

Equity Real Estate Investment Trusts (REITs) 9.7%
American Homes 4 Rent, Class A	10,200	269,994
BRT Apartments Corp.	5,284	88,243
CareTrust REIT, Inc.	13,000	315,120
Community Healthcare Trust, Inc.	5,484	265,535
CorEnergy Infrastructure Trust, Inc.	3,900	187,863
CoreSite Realty Corp.	2,900	340,750
CubeSmart	9,500	301,150
CyrusOne, Inc.	4,200	299,376
DiamondRock Hospitality Co.	15,500	154,690
EPR Properties	4,000	311,160
First Industrial Realty Trust, Inc.	8,000	336,880
Four Corners Property Trust, Inc.	3,200	91,680
Getty Realty Corp.	3,100	103,974
Global Medical REIT, Inc.	8,100	98,010
Independence Realty Trust, Inc.	14,000	215,600
Kilroy Realty Corp.	3,900	327,327
National Storage Affiliates Trust	2,700	92,259
NexPoint Residential Trust, Inc.	6,000	292,620
Outfront Media, Inc.	11,400	299,934
PS Business Parks, Inc.	1,700	306,935
Rexford Industrial Realty, Inc.	6,800	327,012
Sabra Health Care REIT, Inc.	12,900	317,340
Sotherly Hotels, Inc.	7,620	49,073
Sunstone Hotel Investors, Inc.	22,400	302,624
Xenia Hotels & Resorts, Inc.	14,600	307,330

		6,002,479

Food & Staples Retailing 0.8%
Andersons, Inc. (The)	10,100	186,042
Ingles Markets, Inc., Class A	5,600	220,808
Performance Food Group Co.*	2,800	119,308

		526,158

Food Products 0.6%
Coffee Holding Co., Inc.*	13,131	49,635
Fresh Del Monte Produce, Inc.	1,900	60,610
John B Sanfilippo & Son, Inc.	2,190	232,403
Simply Good Foods Co. (The)*	2,300	56,442

		399,090

Health Care Equipment & Supplies 0.9%
Apyx Medical Corp.*	13,922	91,885
BioLife Solutions, Inc.*	3,500	59,535
Cardiovascular Systems, Inc.*	1,300	57,876
FONAR Corp.*	5,438	110,555
Pro-Dex, Inc.*	6,781	90,526
Sientra, Inc.*	20,800	133,744
Varex Imaging Corp.*	1,299	38,983

		583,104

Statement of Investments (Continued)

October 31, 2019

Nationwide Bailard Cognitive Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Health Care Providers & Services 2.0%
Encompass Health Corp.	3,200	$204,864
MEDNAX, Inc.*	17,850	391,986
National HealthCare Corp.	3,060	251,471
R1 RCM, Inc.*	9,300	98,859
Select Medical Holdings Corp.*	16,100	293,342

		1,240,522

Health Care Technology 0.2%
Simulations Plus, Inc.	3,300	116,853

Hotels, Restaurants & Leisure 0.9%
Extended Stay America, Inc.	27,900	396,459
J Alexander’s Holdings, Inc.*	15,300	147,645

		544,104

Household Durables 1.7%
Beazer Homes USA, Inc.*	10,400	156,104
Century Communities, Inc.*	2,000	60,340
M/I Homes, Inc.*	3,900	172,302
MDC Holdings, Inc.	2,700	104,517
Taylor Morrison Home Corp.*	12,300	308,115
TRI Pointe Group, Inc.*	7,700	121,198
William Lyon Homes, Class A*	8,400	162,540

		1,085,116

Household Products 0.2%
Oil-Dri Corp. of America	2,695	94,352

Independent Power and Renewable Electricity Producers 0.4%
Atlantic Power Corp.*	99,100	230,903

Insurance 2.7%
CNO Financial Group, Inc.	10,500	164,325
FedNat Holding Co.	11,800	169,330
Hallmark Financial Services, Inc.*	8,800	156,816
National General Holdings Corp.	5,900	125,788
Old Republic International Corp.	19,500	435,630
Primerica, Inc.	1,500	189,270
Third Point Reinsurance Ltd.*	37,000	351,130
Universal Insurance Holdings, Inc.	2,600	70,486

		1,662,775

Interactive Media & Services 0.2%
Meet Group, Inc. (The)*	32,600	138,876

Internet & Direct Marketing Retail 0.3%
1-800-Flowers.com, Inc., Class A*	11,200	159,712

IT Services 3.1%
CACI International, Inc., Class A*	1,800	402,750
ManTech International Corp., Class A	5,600	443,408
Perspecta, Inc.	15,300	406,062
Presidio, Inc.	17,180	285,188
Sykes Enterprises, Inc.*	13,100	404,724

		1,942,132

Common Stocks (continued)

	Shares	Value

Life Sciences Tools & Services 0.2%
Fluidigm Corp.*	12,800	$62,976
Quanterix Corp.*	2,300	47,955

		110,931

Machinery 3.4%
Commercial Vehicle Group, Inc.*	21,500	156,735
Crane Co.	4,400	336,688
EnPro Industries, Inc.	6,000	417,300
Hillenbrand, Inc.	2,400	73,896
Park-Ohio Holdings Corp.	5,000	153,800
Spartan Motors, Inc.	11,000	192,170
Timken Co. (The)	8,400	411,600
Wabash National Corp.	26,600	379,316

		2,121,505

Marine 0.2%
Matson, Inc.	3,800	145,084

Media 0.7%
Cumulus Media, Inc., Class A*	14,000	191,660
TechTarget, Inc.*	5,200	126,880
TEGNA, Inc.	7,800	117,234

		435,774

Metals & Mining 0.8%
Mayville Engineering Co., Inc.*	5,900	50,445
Ryerson Holding Corp.*	19,700	171,193
Steel Dynamics, Inc.	8,500	258,060

		479,698

Mortgage Real Estate Investment Trusts (REITs) 1.0%
Arbor Realty Trust, Inc.	22,100	301,886
Ladder Capital Corp.	17,700	305,679

		607,565

Multi-Utilities 2.4%
Black Hills Corp.	7,470	588,860
NorthWestern Corp.	12,800	928,256

		1,517,116

Oil, Gas & Consumable Fuels 0.7%
Amplify Energy Corp.	23,500	170,375
Dorian LPG Ltd.*	19,300	240,285
SilverBow Resources, Inc.*	200	1,580

		412,240

Paper & Forest Products 0.7%
Domtar Corp.	11,400	414,846

Pharmaceuticals 1.0%
Amphastar Pharmaceuticals, Inc.*	6,300	121,684
ANI Pharmaceuticals, Inc.*	1,500	117,165
Collegium Pharmaceutical, Inc.*	7,300	87,600
Cumberland Pharmaceuticals, Inc.*	11,816	62,152
Cymabay Therapeutics, Inc.*	8,700	39,063
Provention Bio, Inc.* (a)	12,500	81,125
SCYNEXIS, Inc.* (a)	95,440	111,665

		620,454

Statement of Investments (Continued)

October 31, 2019

Nationwide Bailard Cognitive Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Professional Services 1.6%
CRA International, Inc.	4,000	$197,000
DLH Holdings Corp.*	24,100	99,774
Kelly Services, Inc., Class A	16,800	403,368
Korn Ferry	700	25,683
Mistras Group, Inc.*	19,000	294,500

		1,020,325

Real Estate Management & Development 0.6%
Newmark Group, Inc., Class A	34,300	364,266

Semiconductors & Semiconductor Equipment 2.7%
ACM Research, Inc., Class A*	11,700	147,303
Diodes, Inc.*	8,600	401,190
Photronics, Inc.*	16,800	198,240
Rambus, Inc.*	29,900	413,966
Ultra Clean Holdings, Inc.*	4,500	96,165
Xperi Corp.	19,450	394,932

		1,651,796

Software 1.1%
Agilysys, Inc.*	3,509	88,392
American Software, Inc., Class A	9,600	155,616
NetSol Technologies, Inc.*	15,600	81,276
Progress Software Corp.	9,300	370,884

		696,168

Specialty Retail 1.4%
America’s Car-Mart, Inc.*	1,700	154,683
Boot Barn Holdings, Inc.*	4,200	147,210
Designer Brands, Inc., Class A	5,500	90,750
Sonic Automotive, Inc., Class A	9,100	293,293
Tilly’s, Inc., Class A	16,500	169,290

		855,226

Technology Hardware, Storage & Peripherals 0.6%
Xerox Holdings Corp.	11,800	400,374

Textiles, Apparel & Luxury Goods 1.0%
Crown Crafts, Inc.	11,400	70,338
Delta Apparel, Inc.*	6,300	157,185
Rocky Brands, Inc.	3,396	94,443
Steven Madden Ltd.	6,700	275,906

		597,872

Thrifts & Mortgage Finance 3.7%
Flagstar Bancorp, Inc.	11,800	428,812
FS Bancorp, Inc.	1,800	103,050
MGIC Investment Corp.	46,400	636,144
NMI Holdings, Inc., Class A*	3,400	99,450
Radian Group, Inc.	26,700	670,170
Riverview Bancorp, Inc.	24,000	172,560
Timberland Bancorp, Inc.	6,000	159,000

		2,269,186

Trading Companies & Distributors 3.4%
Applied Industrial Technologies, Inc.	7,200	430,848
BMC Stock Holdings, Inc.*	1,000	26,990
Fly Leasing Ltd., ADR-IE*	7,800	158,418
GMS, Inc.*	14,000	419,440

Common Stocks (continued)

	Shares	Value

Trading Companies & Distributors (continued)
Herc Holdings, Inc.*	8,700	$385,062
Titan Machinery, Inc.*	10,400	172,640
Triton International Ltd.	11,400	418,380
WESCO International, Inc.*	600	30,090
Willis Lease Finance Corp.*	1,000	54,510

		2,096,378

Water Utilities 0.3%
Consolidated Water Co. Ltd.	9,300	163,122

Wireless Telecommunication Services 0.5%
Telephone & Data Systems, Inc.	12,800	333,952

Total Common Stocks (cost $56,645,727)		61,162,005

Exchange Traded Fund 0.6%
Exchange Traded Fund 0.6%
Vanguard Small-Cap Value ETF	2,600	340,860

Total Exchange Traded Fund (cost $337,952)		340,860

Short-Term Investment 0.0%†
Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 1.76% (b)(c)	30,824	30,824

Total Short-Term Investment (cost $30,824)		30,824

Repurchase Agreements 0.5%

	Principal Amount

BNP Paribas Securities Corp., 1.70%, dated 10/31/2019, due 11/1/2019, repurchase price $213,273, collateralized by U.S. Treasury Note, 2.50%, maturing 2/28/2021; total market value $218,342. (c)(d)	$213,263	213,263
Royal Bank of Canada, 1.68%, dated 10/31/2019, due 11/1/2019, repurchase price $105,278, collateralized by U.S. Treasury Note, 3.00%, maturing 9/30/2025; total market value $107,769. (c)(d)	105,273	105,273

Total Repurchase Agreements (cost $318,536)		318,536

Total Investments (cost $57,333,039) — 99.7%		61,852,225

Other assets in excess of liabilities — 0.3%		204,401

NET ASSETS — 100.0%		$62,056,626

Statement of Investments (Continued)

October 31, 2019

Nationwide Bailard Cognitive Value Fund (Continued)

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.

(a)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $329,659, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $30,824 and $318,536, respectively, a total value of $349,360.

(b)	Represents 7-day effective yield as of October 31, 2019.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2019 was $349,360.

(d)	Please refer to Note 2(h) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

IE	Ireland

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2019

Nationwide Bailard Cognitive Value Fund
Assets:
Investment securities, at value* (cost $57,014,503)	$61,533,689
Repurchase agreements, at value (cost $318,536)	318,536
Cash	671,446
Interest and dividends receivable	15,131
Securities lending income receivable	539
Receivable for investments sold	2,846,882
Receivable for capital shares issued	661
Reimbursement from investment adviser (Note 3)	3,405
Prepaid expenses	26,494

Total Assets	65,416,783

Liabilities:
Payable for investments purchased	2,914,953
Payable upon return of securities loaned (Note 2)	349,360
Accrued expenses and other payables:
Investment advisory fees	38,699
Fund administration fees	15,470
Distribution fees	217
Administrative servicing fees	248
Accounting and transfer agent fees	4,149
Trustee fees	261
Custodian fees	1,017
Compliance program costs (Note 3)	81
Professional fees	24,106
Printing fees	6,244
Other	5,352

Total Liabilities	3,360,157

Net Assets	$62,056,626

Represented by:
Capital	$62,598,302
Total distributable earnings (loss)	(541,676)

Net Assets	$62,056,626

Net Assets:
Class A Shares	$457,508
Class C Shares	143,192
Class M Shares	61,224,712
Class R6 Shares	11,309
Institutional Service Class Shares	219,905

Total	$62,056,626

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	40,858
Class C Shares	14,076
Class M Shares	5,450,457
Class R6 Shares	1,007
Institutional Service Class Shares	19,551

Total	5,525,949

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide Bailard Cognitive Value Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.20
Class C Shares (b)	$10.17
Class M Shares	$11.23
Class R6 Shares	$11.23
Institutional Service Class Shares	$11.25
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.88

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $329,659 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Bailard Cognitive Value Fund
INVESTMENT INCOME:
Dividend income	$1,170,385
Interest income	21,738
Income from securities lending (Note 2)	6,872
Foreign tax withholding	(1,661)

Total Income	1,197,334

EXPENSES:
Investment advisory fees	482,080
Fund administration fees	99,161
Distribution fees Class A	1,070
Distribution fees Class C	1,855
Administrative servicing fees Class A	507
Administrative servicing fees Class C	123
Administrative servicing fees Institutional Service Class	295
Registration and filing fees	63,410
Professional fees	33,926
Printing fees	13,333
Trustee fees	2,285
Custodian fees	3,212
Accounting and transfer agent fees	13,948
Compliance program costs (Note 3)	265
Other	4,884

Total expenses before expenses reimbursed	720,354

Expenses reimbursed by adviser (Note 3)	(28,643)

Net Expenses	691,711

NET INVESTMENT INCOME	505,623

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from transactions in investment securities	(5,094,300)
Net change in unrealized appreciation/depreciation in the value of investment securities	3,609,102

Net realized/unrealized losses	(1,485,198)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(979,575)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Bailard Cognitive Value Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$505,623	$819,438
Net realized gains (losses)	(5,094,300)	7,860,917
Net change in unrealized appreciation/depreciation	3,609,102	(16,104,814)

Change in net assets resulting from operations	(979,575)	(7,424,459)

Distributions to Shareholders From:
Distributable earnings:
Class A	(48,958)	(66,896)
Class C	(22,615)	(32,783)
Class M	(8,431,453)	(10,204,573)
Class R6	(1,251)	(1,514)
Institutional Service Class	(19,274)	(65,846)

Change in net assets from shareholder distributions	(8,523,551)	(10,371,612)

Change in net assets from capital transactions	(14,203,225)	3,018,208

Change in net assets	(23,706,351)	(14,777,863)

Net Assets:
Beginning of year	85,762,977	100,540,840

End of year	$62,056,626	$85,762,977

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$105,398	$41,782
Proceeds from shares issued in class conversion (Note 1)	7,019	–
Dividends reinvested	44,806	62,324
Cost of shares redeemed	(105,309)	(298,363)

Total Class A Shares	51,914	(194,257)

Class C Shares
Proceeds from shares issued	4,904	37,904
Dividends reinvested	21,483	31,671
Cost of shares redeemed in class conversion (Note 1)	(7,019)	–
Cost of shares redeemed	(44,823)	(101,289)

Total Class C Shares	(25,455)	(31,714)

Class M Shares
Proceeds from shares issued	6,321,911	6,323,024
Dividends reinvested	6,159,869	7,415,506
Cost of shares redeemed	(26,777,480)	(9,983,111)

Total Class M Shares	(14,295,700)	3,755,419

Class R6 Shares
Proceeds from shares issued	1,077	–
Dividends reinvested	1,251	1,514
Cost of shares redeemed	(1,080)	(2,700)

Total Class R6 Shares	1,248	(1,186)

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard Cognitive Value Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$100,665	$27,764
Dividends reinvested	19,274	37,692
Cost of shares redeemed	(55,171)	(575,510)

Total Institutional Service Class Shares	64,768	(510,054)

Change in net assets from capital transactions	$(14,203,225)	$3,018,208

SHARE TRANSACTIONS:
Class A Shares
Issued	9,536	3,008
Issued in class conversion (Note 1)	654	–
Reinvested	4,512	4,576
Redeemed	(9,343)	(21,562)

Total Class A Shares	5,359	(13,978)

Class C Shares
Issued	498	2,680
Reinvested	2,366	2,502
Redeemed in class conversion (Note 1)	(719)	–
Redeemed	(4,558)	(8,097)

Total Class C Shares	(2,413)	(2,915)

Class M Shares
Issued	571,114	465,762
Reinvested	619,533	544,131
Redeemed	(2,512,649)	(728,933)

Total Class M Shares	(1,322,002)	280,960

Class R6 Shares
Issued	97	–
Reinvested	126	111
Redeemed	(98)	(193)

Total Class R6 Shares	125	(82)

Institutional Service Class Shares
Issued	8,891	2,038
Reinvested	1,935	2,765
Redeemed	(5,053)	(41,181)

Total Institutional Service Class Shares	5,773	(36,378)

Total change in shares	(1,313,158)	227,607

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard Cognitive Value Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$12.53	0.05	0.02	0.07	(0.07)	(1.33)	(1.40)	$11.20	1.92%		$457,508	1.44%	0.42%	1.49%	255.32%
Year Ended October 31, 2018	$15.21	0.08	(1.22)	(1.14)	(0.06)	(1.48)	(1.54)	$12.53	(8.35%)		$444,873	1.35%	0.57%	1.35%	138.27%
Year Ended October 31, 2017	$12.43	0.04	2.80	2.84	(0.06)	–	(0.06)	$15.21	22.90%		$752,352	1.32%	0.30%	1.32%	115.05%
Year Ended October 31, 2016	$12.13	0.08	0.30	0.38	(0.08)	–	(0.08)	$12.43	3.16	% (g)	$853,608	1.36%	0.67%	1.36%	95.42%
Year Ended October 31, 2015	$13.73	0.08	(0.15)	(0.07)	(0.09)	(1.44)	(1.53)	$12.13	0.01	% (g)	$825,797	1.36%	0.65%	1.36%	160.34%

Class C Shares
Year Ended October 31, 2019	$11.57	(0.03)	0.01	(0.02)	(0.05)	(1.33)	(1.38)	$10.17	1.18	% (g)	$143,192	2.14%	(0.27%)	2.19%	255.32%
Year Ended October 31, 2018	$14.24	(0.03)	(1.13)	(1.16)	(0.03)	(1.48)	(1.51)	$11.57	(9.06	%)(g)	$190,845	2.12%	(0.23%)	2.12%	138.27%
Year Ended October 31, 2017	$11.70	(0.06)	2.63	2.57	(0.03)	–	(0.03)	$14.24	22.01%		$276,274	2.09%	(0.49%)	2.09%	115.05%
Year Ended October 31, 2016	$11.51	–	0.26	0.26	(0.07)	–	(0.07)	$11.70	2.27%		$221,484	2.11%	(0.02%)	2.13%	95.42%
Year Ended October 31, 2015	$13.08	(0.01)	(0.12)	(0.13)	–	(1.44)	(1.44)	$11.51	(0.56%)		$401,139	2.06%	(0.06%)	2.06%	160.34%

Class M Shares
Year Ended October 31, 2019	$12.54	0.09	0.01	0.10	(0.08)	(1.33)	(1.41)	$11.23	2.25%		$61,224,712	1.07%	0.79%	1.12%	255.32%
Year Ended October 31, 2018	$15.21	0.12	(1.21)	(1.09)	(0.10)	(1.48)	(1.58)	$12.54	(8.02%)		$84,943,067	1.01%	0.88%	1.01%	138.27%
Year Ended October 31, 2017	$12.42	0.09	2.80	2.89	(0.10)	–	(0.10)	$15.21	23.29%		$98,734,045	1.00%	0.62%	1.00%	115.05%
Year Ended October 31, 2016	$12.12	0.12	0.29	0.41	(0.11)	–	(0.11)	$12.42	3.47%		$83,335,874	1.04%	1.00%	1.04%	95.42%
Year Ended October 31, 2015	$13.70	0.12	(0.14)	(0.02)	(0.12)	(1.44)	(1.56)	$12.12	0.44%		$83,363,710	0.99%	1.02%	0.99%	160.34%

Class R6 Shares (h)
Year Ended October 31, 2019	$12.54	0.09	0.01	0.10	(0.08)	(1.33)	(1.41)	$11.23	2.26%		$11,309	1.07%	0.78%	1.12%	255.32%
Year Ended October 31, 2018	$15.20	0.12	(1.20)	(1.08)	(0.10)	(1.48)	(1.58)	$12.54	(7.95%)		$11,059	1.01%	0.89%	1.01%	138.27%
Year Ended October 31, 2017	$12.42	0.08	2.80	2.88	(0.10)	–	(0.10)	$15.20	23.21%		$14,652	0.99%	0.57%	0.99%	115.05%
Year Ended October 31, 2016	$12.12	0.12	0.29	0.41	(0.11)	–	(0.11)	$12.42	3.47%		$11,885	1.03%	1.00%	1.03%	95.42%
Year Ended October 31, 2015	$13.69	0.12	(0.13)	(0.01)	(0.12)	(1.44)	(1.56)	$12.12	0.51%		$11,490	0.98%	1.03%	0.98%	160.34%

Institutional Service Class Shares
Year Ended October 31, 2019	$12.57	0.07	0.01	0.08	(0.07)	(1.33)	(1.40)	$11.25	2.07%		$219,905	1.24%	0.62%	1.29%	255.32%
Year Ended October 31, 2018	$15.22	0.11	(1.21)	(1.10)	(0.07)	(1.48)	(1.55)	$12.57	(8.08%)		$173,133	1.16%	0.79%	1.16%	138.27%
Year Ended October 31, 2017	$12.44	0.07	2.79	2.86	(0.08)	–	(0.08)	$15.22	23.05%		$763,517	1.12%	0.50%	1.12%	115.05%
Year Ended October 31, 2016	$12.14	0.08	0.33	0.41	(0.11)	–	(0.11)	$12.44	3.41%		$968,623	1.14%	0.66%	1.14%	95.42%
Year Ended October 31, 2015	$13.71	0.13	(0.12)	0.01	(0.14)	(1.44)	(1.58)	$12.14	0.61%		$177,910	0.90%	1.09%	0.90%	160.34%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Bailard Technology & Science Fund

For the annual period ended October 31, 2019, the Nationwide Bailard Technology & Science Fund (Class A at NAV*) returned 14.78%** versus 20.58% for its benchmark, the S&P North American Technology Sector IndexTM. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Technology (consisting of 230 funds as of October 31, 2019), was 16.23% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

To say that it was a volatile year for technology and science stocks is an understatement. The year ended October 31, 2019, saw periods of sharp drawdowns, followed by periods of strength, and finished with a dramatic rotation out of high-growth tech and into value.

Large and mega-capitalization technology stock performance has been exceptionally strong over the past few years, and with the average technology manager generally focused on smaller-cap stocks it has led to challenging conditions for the large and mega-capitalization technology group. The largest quintile of tech stocks by market cap outperformed the smallest quintile by a staggering 16.1% over the 12-month reporting period. Our strategy keeps a market cap profile closer to that of peers, and thus this was a headwind against the benchmark over the reporting period. The underperformance of value during the period was another important theme as the cheapest quintile of the benchmark dramatically underperformed the rest of the index. As confidence in the economy improved in September and October of 2019, this trend reversed sharply, although there remained a significant gap for the full reporting period.

The Fund’s allocation to disruptive, high-growth tech, which we call the Rising Stars, was a source of outperformance over the reporting period, although the path was tumultuous. The group bounced nicely with the markets to start the year and continued to move higher as investors shifted toward secular growth stories in a slow-growth economic environment. Mid-year, we noted that the relative valuation of the high-growth tech complex compared to the rest of tech was above the 90th percentile dating back to the tech bubble, and in line with our systematic process we adjusted the portfolio to shift away from high growth and toward more Core Tech. In September 2019, the high-growth group pulled back dramatically on concerns of spending weakness with many high-profile names down 30% or more. This pattern of exuberance followed by a correction is not uncommon in this space; indeed, we saw a similar move in high-growth tech in 2015/2016. We see this as further evidence of inefficiencies across the tech spectrum and we continue to see the ability to shift between Core Tech and the Rising Stars as an important source of alpha.

The top contributor to Fund performance for the reporting period came from the high-growth group in the form of cloud communication firm RingCentral, which continued to execute exceptionally well and saw shares double during the period. RingCentral signed an important deal with legacy competitor Avaya to become the exclusive provider of cloud communications solutions to the company’s customers. We are excited about this deal’s potential to further accelerate growth as Avaya’s customer base is multiples larger than RingCentral’s. Semiconductor equipment firm KLA Corp. was another exceptional performer as the company continued to benefit from the arms race among leading-edge semiconductor firms as well as a push from China to further develop its semiconductor supply chain. Finally, small-cap Tech Data Corp. was the third-largest contributor to Fund performance for the period as a return to strong, consistent execution led to a bounce-back in valuation multiples. Shares also benefited late in the reporting period from swirling rumors of potential private equity interest in the firm.

The top three detractors from Fund performance for the reporting period were all firms on the value end of the Fund’s barbell strategy, unsurprising given the broad struggles of this group over the period. DXC Technology was the largest detractor from Fund performance for the period as legacy business trends deteriorated

Fund Commentary (cont.)	Nationwide Bailard Technology & Science Fund

faster than management anticipated, leading investors to question durability of cash flow. Our thesis here was based on a strong management team, which previously had shown the ability to control costs and massively increase shareholder value at Computer Science Corp. Unfortunately, the team was unable to stabilize revenues, and as of this writing the stock is no longer in the portfolio. We also saw volatility in the storage market, particularly late in the year, as several large enterprises sharply slowed spending. As a result, storage solution provider NetApp posted disappointing results and was the second-largest detractor from Fund performance in 2019 after a very strong 2018. Finally, HP Inc. was the third-largest detractor from Fund performance during the period as challenges in the core printing business led to a surprise management change late in the year.

The Fund’s allocation to biotechnology stocks was another headwind during the reporting period as the S&P Biotechnology Select Industry Index posted returns of just 3.0% for the year ended October 31, 2019. Strong stock selection in the Fund’s biotechnology holdings helped mitigate the impact versus technology stocks by posting a return of 10.3% for the reporting period. Mergers & Acquisitions played out prominently in the attribution for the Fund’s biotechnology allocation. Four out of the five of the Fund’s top biotechnology contributors for the period were a result of acquisition announcements: Array, Tesaro, Spark and Celgene. We continue to believe there are attractive opportunities within the biotechnology sector with transformative technologies that can succeed regardless of external economic or political pressures.

No derivatives were used in this Fund.

Subadviser:

Bailard, Inc.

Portfolio Managers:

Warren M. Johnson; David H. Smith, CFA; and Sonya Thadhani Mughal, CFA

*

Performance is shown for the Fund’s Class A shares to correspond with the class used for performance reporting in the Fund’s prospectus. Class M shares previously were shown in the Fund’s annual reports for performance reporting.

**	High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities. Growth funds may underperform other funds that use different investing styles. Funds that concentrate on specific sectors may be subject to greater volatility than that of other mutual funds. The Fund may invest in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may invest in initial public offerings (IPOs), which often are subject to greater and more-unpredictable price changes than are more-established stocks. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Bailard Technology & Science Fund

Asset Allocation1

Common Stocks	98.2%
Repurchase Agreements	0.6%
Short-Term Investment	0.1%
Other assets in excess of liabilities	1.1%
100.0%

Top Industries2

Software	22.2%
Semiconductors & Semiconductor Equipment	17.5%
Interactive Media & Services	12.8%
IT Services	12.2%
Technology Hardware, Storage & Peripherals	8.9%
Biotechnology	7.1%
Entertainment	4.3%
Electronic Equipment, Instruments & Components	4.2%
Communications Equipment	3.8%
Internet & Direct Marketing Retail	3.6%
Other Industries#	3.4%
100.0%

Top Holdings2

Microsoft Corp.	9.3%
Alphabet, Inc., Class A	8.0%
Apple, Inc.	5.6%
Facebook, Inc., Class A	4.8%
Adobe, Inc.	3.8%
Cisco Systems, Inc.	3.8%
Amazon.com, Inc.	3.6%
Texas Instruments, Inc.	3.2%
PayPal Holdings, Inc.	2.9%
Broadcom, Inc.	2.8%
Other Holdings#	52.2%
100.0%

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

Fund Performance	Nationwide Bailard Technology & Science Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	14.78%	14.98%	15.63%
	w/SC3	8.16%	13.63%	14.98%
Class C1	w/o SC2	13.91%	14.12%	14.83%
	w/SC4	12.91%	N/A	N/A
Class M1,5		15.12%	15.35%	16.04%
Class R6[5,6]		15.11%	15.37%	16.50%	[7]
Institutional Service Class[1,5,8]		14.99%	15.25%	15.95%
S&P North American Technology Sector IndexTM		20.58%	19.22%	17.89%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

Expense Ratio^
Class A	1.24%
Class C	2.03%
Class M	0.93%
Class R6	0.93%
Institutional Service Class	1.03%

^

Current effective prospectus dated February 28, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (cont.)	Nationwide Bailard Technology & Science Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Bailard Technology & Science Fund versus the S&P North American (NA) Technology Sector IndexTM over the 10-year period ended 10/31/19. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class A shares of the Fund’s predecessor fund, the HighMark Enhanced Growth Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Bailard Technology & Science Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard Technology & Science Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19	Expense Ratio During Period (%) 5/1/19 - 10/31/19
Class A Shares	Actual	(a)	1,000.00	1,000.00	6.40	1.27
	Hypothetical	(a)(b)	1,000.00	1,018.80	6.46	1.27
Class C Shares	Actual	(a)	1,000.00	996.20	10.11	2.01
	Hypothetical	(a)(b)	1,000.00	1,015.07	10.21	2.01
Class M Shares	Actual	(a)	1,000.00	1,001.40	4.84	0.96
	Hypothetical	(a)(b)	1,000.00	1,020.37	4.89	0.96
Class R6 Shares	Actual	(a)	1,000.00	1,001.80	4.84	0.96
	Hypothetical	(a)(b)	1,000.00	1,020.37	4.89	0.96
Institutional Service Class Shares	Actual	(a)	1,000.00	1,000.90	5.45	1.08
	Hypothetical	(a)(b)	1,000.00	1,019.76	5.50	1.08

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2019

Nationwide Bailard Technology & Science Fund

Common Stocks 98.2%

	Shares	Value

Biotechnology 7.0%
Acceleron Pharma, Inc.*	13,000	$583,310
Alnylam Pharmaceuticals, Inc.*	3,500	303,590
Apellis Pharmaceuticals, Inc.*	15,000	440,850
Arena Pharmaceuticals, Inc.*	11,000	535,865
ArQule, Inc.*	59,141	597,916
Assembly Biosciences, Inc.*	15,000	247,650
Biogen, Inc.*	900	268,839
BioMarin Pharmaceutical, Inc.*	4,000	292,840
Bluebird Bio, Inc.*	2,000	162,000
Celgene Corp.*	2,800	302,484
Esperion Therapeutics, Inc.* (a)	11,200	445,424
FibroGen, Inc.*	9,000	352,350
Gilead Sciences, Inc.	6,600	420,486
Global Blood Therapeutics, Inc.*	5,000	239,750
Ionis Pharmaceuticals, Inc.*	5,800	323,176
Iovance Biotherapeutics, Inc.*	19,500	412,035
Kura Oncology, Inc.*	30,000	449,400
Marker Therapeutics, Inc.* (a)	51,000	195,840
Medicines Co. (The)*	11,000	577,390
Neurocrine Biosciences, Inc.*	4,900	487,501
Sage Therapeutics, Inc.*	1,700	230,605
Sangamo Therapeutics, Inc.*	33,000	298,650
Vertex Pharmaceuticals, Inc.*	2,200	430,056
Viking Therapeutics, Inc.* (a)	45,000	291,150
Xencor, Inc.*	11,000	376,310

		9,265,467

Communications Equipment 3.8%
Cisco Systems, Inc.	105,370	5,006,129

Electronic Equipment, Instruments & Components 4.2%
Insight Enterprises, Inc.*	25,200	1,546,776
TE Connectivity Ltd.	21,005	1,879,948
Tech Data Corp.*	17,500	2,126,250

		5,552,974

Entertainment 4.3%
Activision Blizzard, Inc.	44,100	2,470,923
Electronic Arts, Inc.*	27,850	2,684,740
Sea Ltd., ADR-TW*	17,500	520,800

		5,676,463

Household Durables 2.1%
Sony Corp., ADR-JP	46,800	2,846,844

Interactive Media & Services 12.6%
Alphabet, Inc., Class A*	5,600	7,049,280
Alphabet, Inc., Class C*	2,646	3,334,251
Facebook, Inc., Class A*	32,965	6,317,742

		16,701,273

Internet & Direct Marketing Retail 3.6%
Amazon.com, Inc.*	2,670	4,743,682

IT Services 12.0%
Booz Allen Hamilton Holding Corp.	36,400	2,561,468
Cognizant Technology Solutions Corp., Class A	19,225	1,171,571
Euronet Worldwide, Inc.*	25,850	3,620,810
Fiserv, Inc.*	14,000	1,485,960

Common Stocks (continued)

	Shares	Value

IT Services (continued)
PayPal Holdings, Inc.*	36,250	$3,773,625
Twilio, Inc., Class A*	20,600	1,989,136
Visa, Inc., Class A	7,630	1,364,702

		15,967,272

Pharmaceuticals 0.5%
Catalent, Inc.*	7,000	340,550
Provention Bio, Inc.* (a)	45,000	292,050

		632,600

Semiconductors & Semiconductor Equipment 17.3%
Broadcom, Inc.	12,516	3,665,310
KLA Corp.	20,490	3,463,630
Lam Research Corp.	9,940	2,694,138
Micron Technology, Inc.*	20,300	965,265
NVIDIA Corp.	14,200	2,854,484
NXP Semiconductors NV	26,250	2,984,100
QUALCOMM, Inc.	26,205	2,107,930
Texas Instruments, Inc.	35,750	4,218,142

		22,952,999

Software 22.0%
Adobe, Inc.*	18,050	5,016,636
Anaplan, Inc.*	13,550	639,560
Avalara, Inc.*	5,900	418,900
HubSpot, Inc.*	6,150	953,865
LogMeIn, Inc.	8,530	560,250
Microsoft Corp.	84,900	12,172,113
Oracle Corp.	46,900	2,555,581
Qualys, Inc.*	10,600	904,498
RingCentral, Inc., Class A*	20,900	3,375,768
ServiceNow, Inc.*	2,950	729,417
Varonis Systems, Inc.*	9,050	647,528
Workday, Inc., Class A*	6,900	1,118,904

		29,093,020

Technology Hardware, Storage & Peripherals 8.8%
Apple, Inc.	29,350	7,301,106
HP, Inc.	107,510	1,867,449
NetApp, Inc.	43,700	2,441,956

		11,610,511

Total Common Stocks (cost $54,154,177)		130,049,234

Short-Term Investment 0.1%
Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 1.76% (b)(c)	75,730	75,730

Total Short-Term Investment (cost $75,730)		75,730

Statement of Investments (Continued)

October 31, 2019

Nationwide Bailard Technology & Science Fund (Continued)

Repurchase Agreements 0.6%

	Principal Amount	Value

BNP Paribas Securities Corp., 1.70%, dated 10/31/2019, due 11/1/2019, repurchase price $523,983, collateralized by U.S. Treasury Note, 2.50%, maturing 2/28/2021; total market value $536,435. (c)(d)	$523,958	$523,958
Royal Bank of Canada, 1.68%, dated 10/31/2019, due 11/1/2019, repurchase price $258,654, collateralized by U.S. Treasury Note, 3.00%, maturing 9/30/2025; total market value $264,773. (c)(d)	258,642	258,642

Total Repurchase Agreements (cost $782,600)		782,600

Total Investments (cost $55,012,507) — 98.9%		130,907,564

Other assets in excess of liabilities — 1.1%		1,505,387

NET ASSETS — 100.0%		$132,412,951

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $806,605, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $75,730 and $782,600, respectively, a total value of $858,330.

(b)	Represents 7-day effective yield as of October 31, 2019.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2019 was $858,330.

(d)	Please refer to Note 2(h) for additional information on the joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2019

Nationwide Bailard Technology & Science Fund
Assets:
Investment securities, at value* (cost $54,229,907)	$130,124,964
Repurchase agreements, at value (cost $782,600)	782,600
Cash	2,227,216
Interest and dividends receivable	35,307
Securities lending income receivable	9,817
Receivable for investments sold	743,335
Receivable for capital shares issued	206,353
Prepaid expenses	26,945

Total Assets	134,156,537

Liabilities:
Payable for investments purchased	729,431
Payable for capital shares redeemed	3,200
Payable upon return of securities loaned (Note 2)	858,330
Accrued expenses and other payables:
Investment advisory fees	82,371
Fund administration fees	16,928
Distribution fees	1,907
Administrative servicing fees	2,504
Accounting and transfer agent fees	4,097
Trustee fees	552
Custodian fees	1,839
Compliance program costs (Note 3)	178
Professional fees	25,397
Printing fees	12,000
Other	4,852

Total Liabilities	1,743,586

Net Assets	$132,412,951

Represented by:
Capital	$46,745,063
Total distributable earnings (loss)	85,667,888

Net Assets	$132,412,951

Net Assets:
Class A Shares	$4,834,975
Class C Shares	1,074,269
Class M Shares	121,507,791
Class R6 Shares	2,918,634
Institutional Service Class Shares	2,077,282

Total	$132,412,951

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	230,403
Class C Shares	58,420
Class M Shares	5,460,617
Class R6 Shares	131,528
Institutional Service Class Shares	93,651

Total	5,974,619

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide Bailard Technology & Science Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$20.98
Class C Shares (b)	$18.39
Class M Shares	$22.25
Class R6 Shares	$22.19
Institutional Service Class Shares	$22.18
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$22.26

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $806,605 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Bailard Technology & Science Fund
INVESTMENT INCOME:
Dividend income	$1,284,532
Income from securities lending (Note 2)	55,014
Interest income	22,217
Foreign tax withholding	(3,839)

Total Income	1,357,924

EXPENSES:
Investment advisory fees	947,046
Fund administration fees	113,250
Distribution fees Class A	11,510
Distribution fees Class C	11,713
Administrative servicing fees Class A	2,764
Administrative servicing fees Class C	822
Administrative servicing fees Institutional Service Class	2,156
Registration and filing fees	64,098
Professional fees	37,291
Printing fees	20,167
Trustee fees	4,549
Custodian fees	6,100
Accounting and transfer agent fees	15,586
Compliance program costs (Note 3)	592
Other	5,806

Total Expenses	1,243,450

NET INVESTMENT INCOME	114,474

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	9,834,455
Net change in unrealized appreciation/depreciation in the value of investment securities	6,654,342

Net realized/unrealized gains	16,488,797

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$16,603,271

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Bailard Technology & Science Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income/(loss)	$114,474	$(148,334)
Net realized gains	9,834,455	17,986,055
Net change in unrealized appreciation/depreciation	6,654,342	(7,070,421)

Change in net assets resulting from operations	16,603,271	10,767,300

Distributions to Shareholders From:
Distributable earnings:
Class A	(563,697)	(357,679)
Class C	(196,154)	(171,264)
Class M	(16,458,707)	(12,448,540)
Class R6	(590,157)	(297,144)
Institutional Service Class	(242,615)	(185,145)

Change in net assets from shareholder distributions	(18,051,330)	(13,459,772)

Change in net assets from capital transactions	(597,962)	(5,199,867)

Change in net assets	(2,046,021)	(7,892,339)

Net Assets:
Beginning of year	134,458,972	142,351,311

End of year	$132,412,951	$134,458,972

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,428,264	$1,577,760
Proceeds from shares issued in class conversion (Note 1)	7,022	–
Dividends reinvested	536,465	335,740
Cost of shares redeemed	(1,140,285)	(1,529,038)

Total Class A Shares	831,466	384,462

Class C Shares
Proceeds from shares issued	60,988	154,985
Dividends reinvested	187,069	164,581
Cost of shares redeemed in class conversion (Note 1)	(7,022)	–
Cost of shares redeemed	(352,747)	(595,738)

Total Class C Shares	(111,712)	(276,172)

Class M Shares
Proceeds from shares issued	4,019,004	3,459,969
Dividends reinvested	13,279,577	10,338,567
Cost of shares redeemed	(17,397,531)	(20,443,534)

Total Class M Shares	(98,950)	(6,644,998)

Class R6 Shares
Proceeds from shares issued	773,016	3,228,625
Dividends reinvested	590,157	297,144
Cost of shares redeemed	(2,791,170)	(2,200,664)

Total Class R6 Shares	(1,427,997)	1,325,105

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard Technology & Science Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$187,547	$361,624
Dividends reinvested	242,615	156,834
Cost of shares redeemed	(220,931)	(506,722)

Total Institutional Service Class Shares	209,231	11,736

Change in net assets from capital transactions	$(597,962)	$(5,199,867)

SHARE TRANSACTIONS:
Class A Shares
Issued	76,801	70,828
Issued in class conversion (Note 1)	350	–
Reinvested	31,575	16,204
Redeemed	(57,112)	(69,131)

Total Class A Shares	51,614	17,901

Class C Shares
Issued	3,424	7,297
Reinvested	12,480	8,759
Redeemed in class conversion (Note 1)	(399)	–
Redeemed	(20,967)	(30,725)

Total Class C Shares	(5,462)	(14,669)

Class M Shares
Issued	192,836	147,885
Reinvested	738,986	477,091
Redeemed	(916,902)	(891,078)

Total Class M Shares	14,920	(266,102)

Class R6 Shares
Issued	37,207	137,980
Reinvested	32,933	13,744
Redeemed	(128,744)	(94,301)

Total Class R6 Shares	(58,604)	57,423

Institutional Service Class Shares
Issued	8,776	15,368
Reinvested	13,531	7,247
Redeemed	(10,799)	(21,291)

Total Institutional Service Class Shares	11,508	1,324

Total change in shares	13,976	(204,123)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard Technology & Science Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$21.57	(0.04)	2.51	2.47	–	(3.06)	(3.06)	$20.98	14.78%		$4,834,975	1.27%	(0.20%)	1.27%	23.24%
Year Ended October 31, 2018	$22.22	(0.09)	1.61	1.52	–	(2.17)	(2.17)	$21.57	7.25%		$3,856,959	1.26%	(0.41%)	1.26%	22.56%
Year Ended October 31, 2017	$17.26	(0.06)	6.29	6.23	(0.02)	(1.25)	(1.27)	$22.22	38.67%		$3,574,315	1.28%	(0.31%)	1.28%	26.17%
Year Ended October 31, 2016	$17.46	0.05	1.12	1.17	–	(1.37)	(1.37)	$17.26	7.35%		$2,720,410	1.31%	0.28%	1.31%	28.65%
Year Ended October 31, 2015	$17.54	–	1.51	1.51	(0.02)	(1.57)	(1.59)	$17.46	9.66%		$3,206,650	1.27%	(0.01%)	1.27%	25.31%

Class C Shares
Year Ended October 31, 2019	$19.44	(0.17)	2.18	2.01	–	(3.06)	(3.06)	$18.39	13.91%		$1,074,269	2.03%	(0.96%)	2.03%	23.24%
Year Ended October 31, 2018	$20.37	(0.24)	1.48	1.24	–	(2.17)	(2.17)	$19.44	6.46%		$1,241,656	2.03%	(1.19%)	2.03%	22.56%
Year Ended October 31, 2017	$16.01	(0.19)	5.80	5.61	–	(1.25)	(1.25)	$20.37	37.67%		$1,599,961	2.04%	(1.08%)	2.04%	26.17%
Year Ended October 31, 2016	$16.42	(0.08)	1.04	0.96	–	(1.37)	(1.37)	$16.01	6.47%		$1,052,416	2.07%	(0.52%)	2.09%	28.65%
Year Ended October 31, 2015	$16.68	(0.11)	1.42	1.31	–	(1.57)	(1.57)	$16.42	8.90%		$926,389	1.99%	(0.71%)	1.99%	25.31%

Class M Shares
Year Ended October 31, 2019	$22.63	0.02	2.67	2.69	(0.01)	(3.06)	(3.07)	$22.25	15.12%		$121,507,791	0.96%	0.11%	0.96%	23.24%
Year Ended October 31, 2018	$23.15	(0.02)	1.69	1.67	(0.02)	(2.17)	(2.19)	$22.63	7.66%		$123,213,676	0.93%	(0.08%)	0.93%	22.56%
Year Ended October 31, 2017	$17.89	–	6.55	6.55	(0.04)	(1.25)	(1.29)	$23.15	39.12%		$132,242,812	0.95%	0.02%	0.95%	26.17%
Year Ended October 31, 2016	$18.07	0.10	1.16	1.26	(0.07)	(1.37)	(1.44)	$17.89	7.67%		$101,722,940	0.98%	0.58%	0.98%	28.65%
Year Ended October 31, 2015	$18.10	0.07	1.55	1.62	(0.08)	(1.57)	(1.65)	$18.07	10.02%		$100,410,733	0.95%	0.39%	0.95%	25.31%

Class R6 Shares (g)
Year Ended October 31, 2019	$22.57	0.02	2.67	2.69	(0.01)	(3.06)	(3.07)	$22.19	15.16	%(h)	$2,918,634	0.96%	0.10%	0.96%	23.24%
Year Ended October 31, 2018	$23.10	(0.02)	1.68	1.66	(0.02)	(2.17)	(2.19)	$22.57	7.63	%(h)	$4,292,208	0.93%	(0.08%)	0.93%	22.56%
Year Ended October 31, 2017	$17.86	–	6.53	6.53	(0.04)	(1.25)	(1.29)	$23.10	39.07%		$3,066,228	0.95%	–	0.95%	26.17%
Year Ended October 31, 2016	$18.04	0.06	1.21	1.27	(0.08)	(1.37)	(1.45)	$17.86	7.69	%(h)	$1,246,501	0.98%	0.35%	0.98%	28.65%
Year Ended October 31, 2015	$18.06	0.03	1.60	1.63	(0.08)	(1.57)	(1.65)	$18.04	10.11%		$278,563	0.95%	0.16%	0.95%	25.31%

Institutional Service Class Shares
Year Ended October 31, 2019	$22.58	–	2.66	2.66	–	(3.06)	(3.06)	$22.18	14.99%		$2,077,282	1.08%	(0.01%)	1.08%	23.24%
Year Ended October 31, 2018	$23.11	(0.04)	1.69	1.65	(0.01)	(2.17)	(2.18)	$22.58	7.58%		$1,854,473	1.01%	(0.16%)	1.01%	22.56%
Year Ended October 31, 2017	$17.87	(0.02)	6.54	6.52	(0.03)	(1.25)	(1.28)	$23.11	39.00%		$1,867,995	1.06%	(0.08%)	1.06%	26.17%
Year Ended October 31, 2016	$18.03	0.08	1.17	1.25	(0.04)	(1.37)	(1.41)	$17.87	7.60%		$918,550	1.09%	0.48%	1.09%	28.65%
Year Ended October 31, 2015	$18.05	0.06	1.53	1.59	(0.04)	(1.57)	(1.61)	$18.03	9.89%		$1,019,308	1.03%	0.32%	1.03%	25.31%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(h)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Diamond Hill Large Cap Concentrated Fund

For the annual period ended October 31, 2019, the Nationwide Diamond Hill Large Cap Concentrated Fund (Class A at NAV*) returned 12.24% versus 11.21% for its benchmark, the Russell 1000® Value Index. For broader comparison, the median return for the Fund’s closest Morningstar® peer category, Large Value (consisting of 1,222 funds as of October 31, 2019), was 9.61% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Market Conditions

The Russell 1000 Index ended 2018 on a down note, declining 13.8% during the fourth quarter, the largest decline since the third quarter of 2011. Concerns that the Federal Reserve (Fed) would go too far in tightening monetary policy, coupled with continued global trade tensions, caused fear of a slowdown in global economic growth. As these concerns grew, defensive sectors performed better than most others, as might be expected. Utilities was the only sector to post a positive return during the quarter at 1.1%, and although Real Estate and Consumer Staples declined in the mid-single digits, these sectors were well ahead of the overall index.

The first quarter of 2019 was the best in nearly a decade for the Russell 1000 Index, which returned 14.0% and recovered nearly all the double-digit decline experienced in the fourth quarter of 2018. Fed Chairman Powell’s comments in January about being “patient and flexible” seem to have allayed the market’s fears that the Fed would tighten monetary policy too far. Sector performance largely reversed from the fourth quarter. Cyclicals outperformed the broader market and certain defensive sectors lagged, but sector returns were fairly strong across the board. With its large reliance on China, Information Technology was once again the strongest-performing sector as optimism grew around a trade deal being reached.

The second quarter of 2019 saw the Russell 1000 Index continue its strong performance with a 4.6% return. Much of the market’s movement was again driven by interest rates and expectations around a resolution to global trade tensions. After a strong April, markets slid in May on concern that trade talks were falling apart. Renewed optimism around a trade deal, along with a developing perception that the current low interest rate environment will persist for some time, led to a bounce-back in June. Similar to the first quarter, cyclical sectors outperformed the broader market while defensive sectors tended to lag. Energy was the worst-performing sector and the only one to post a negative return during the quarter. This was likely due to the modest decline in oil prices and concern over slowing economic growth.

Equity markets increased modestly in the third quarter of 2019, with the Russell 1000 Index increasing 1.42%. The on-and-off progress of trade negotiations continued to move markets, as did the rapid fluctuation of interest rates. Interest rates are currently near the lowest levels in decades, which is pushing many investors into defensive, high dividend-paying, bond-like areas of the equity market. Energy was by far the worst-performing sector, declining nearly 7% on concern over a slowdown in global economic growth as well as a lack of takeaway capacity (pipelines). Last year, domestic oil production outstripped pipeline capacity, an issue that now has been largely addressed. However, there is now a lack of takeaway capacity for natural gas and natural gas liquids, causing a sharp decline in price realizations.

Over the last two months of the reporting period, we have seen some shifts in market conditions with small-capitalization outperforming large-capitalization, and value outperforming growth areas of the market. It is too early to tell if this emerging rotation will continue; however, investors seem encouraged by third-quarter earnings that have been a bit better than expected, potential progress on global trade negotiations, and rising 10- and 30-year Treasury yields over the period.

All sectors except the Energy sector contributed to absolute return, led by holdings in the Financials, Communication Services, and Consumer Staples sectors.

Fund Commentary (cont.)	Nationwide Diamond Hill Large Cap Concentrated Fund

Outperformance relative to the benchmark was driven primarily by security selection in the Financials sector, led by the Fund’s positions in American International Group, Inc. (AIG), Citigroup, Inc. and MetLife, Inc. The Fund initiated its position in AIG in February of 2019, while the company’s core property and casualty insurance business was in the mid-stages of a turnaround. AIG’s second-quarter results were strong, and while third-quarter results came in below expectations due to seasonal/cyclical variations, the underlying trends are in line with our expectations, and we anticipate continued improvements in return on equity up to double-digit levels. Security selection in the Information Technology sector also was a large contributor to relative Fund return, though it was somewhat offset by an underweight position in the sector. Within the Information Technology sector, Microsoft Corp. has continued to generate increasing revenue and profit, as well as strong operating margins. Security selection in the Consumer Staples sector and a combination of security selection and an overweight position in the Communication Services sector also contributed to relative Fund return. Within the Consumer Staples sector, Procter & Gamble Co. reported multiple strong quarters, reflecting a better-than-expected U.S. pricing environment in late 2018 and broad-based contributions from both developed and developing markets across almost all major categories in 2019.

Security selection in the Energy sector was the largest detractor from relative Fund return, though it was partially offset by the Fund’s underweight position in the sector. Cimarex Energy Co. declined as concerns about demand growth affected the outlook for oil, natural gas liquids and natural gas prices. We believe a continued weakening in price realizations could have a significant impact on Cimarex’s cash flow generation and reinvestment potential, and decided to exit the position to allocate proceeds elsewhere. The Fund’s lack of exposure to the Real Estate and Utilities sectors also detracted from relative return. Over the past 12-month period, the yield on the 10-year Treasury was cut in half from above 3% at the end of October 2018, all the way down below 1.5% in August 2019. As interest rates declined, investors in search of yield have continued to flock to the bond-proxy areas of the market, such as Utilities and Real Estate, making these the top-returning sectors in the Russell 1000 Value over the past 12 months at 23% and 25%, respectively. Although the Fund’s lack of exposure to these two sectors has been a relative headwind over the reporting period, we continue to find the valuations in these sectors unattractive. Security selection in the Health Care sector also detracted from relative return, led by CVS Health Corp. Shares of CVS sold off during the quarter after the company revealed negative developments following its acquisition of Aetna. Our outlook on the stock deteriorated and we subsequently eliminated the position.

Our investment strategy is active and intrinsic value-focused with bottom-up analysis of primary importance. We use a five-year discounted cash flow methodology to estimate intrinsic value and then compare our estimate to the current market price.

The Fund did not hold derivatives during the reporting period.

Subadviser:

Diamond Hill Capital Management, Inc.

Portfolio Managers:

Charles Bath, CFA; Austin Hawley, CFA; and Christopher Welch, CFA

*

Performance is shown for the Fund’s Class A shares to correspond with the class used for performance reporting in the Fund’s prospectus. Institutional Service Class shares previously were shown in the Fund’s annual reports for performance reporting.

The Fund is subject to the risks of investing in equity securities. The Fund may invest in more-aggressive investments such foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund uses a value style of investing and may underperform other funds that use different investing styles. The Fund is nondiversified and may hold large positions in a smaller number of securities, and an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Diamond Hill Large Cap Concentrated Fund

Asset Allocation1

Common Stocks	98.7%
Other assets in excess of liabilities	1.3%
100.0%

Top Industries2

Insurance	11.2%
Interactive Media & Services	10.5%
Banks	8.2%
Health Care Equipment & Supplies	8.0%
Diversified Financial Services	6.4%
Tobacco	5.2%
Entertainment	4.9%
Aerospace & Defense	4.9%
Specialty Retail	4.8%
Software	4.7%
Other Industries	31.2%
100.0%

Top Holdings2

Citigroup, Inc.	8.2%
Abbott Laboratories	8.0%
Berkshire Hathaway, Inc., Class B	6.4%
Alphabet, Inc., Class A	6.0%
MetLife, Inc.	5.7%
American International Group, Inc.	5.5%
Philip Morris International, Inc.	5.2%
Walt Disney Co. (The)	4.9%
United Technologies Corp.	4.9%
TJX Cos., Inc. (The)	4.8%
Other Holdings	40.4%
100.0%

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

Fund Performance	Nationwide Diamond Hill Large Cap Concentrated Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	12.24%	8.67%	12.32%
	w/SC3	5.78%	7.39%	11.68%
Class C1	w/o SC2	11.36%	7.94%	11.61%
	w/SC4	10.36%	N/A	N/A
Class R6[5,6]		12.58%	9.05%	10.23%	[7]
Institutional Service Class[1,5,8]		12.46%	8.92%	12.62%
Russell 1000® Value Index		11.21%	10.55%	13.72%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.37%	1.17%
Class C	2.09%	1.89%
Class R6	1.02%	0.82%
Institutional Service Class	1.18%	0.98%

^

Current effective prospectus dated February 28, 2019. The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (cont.)	Nationwide Diamond Hill Large Cap Concentrated Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Diamond Hill Large Cap Concentrated Fund versus the Russell 1000® Value Index over the 10-year period ended 10/31/19. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class A shares of the Fund’s predecessor fund, the HighMark Large Cap Core Equity Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Diamond Hill Large Cap Concentrated Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Diamond Hill Large Cap Concentrated Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19	Expense Ratio During Period (%) 5/1/2019 - 10/31/19
Class A Shares	Actual	(a)	1,000.00	1,025.60	6.02	1.18
	Hypothetical	(a)(b)	1,000.00	1,019.26	6.01	1.18
Class C Shares	Actual	(a)	1,000.00	1,021.40	9.68	1.90
	Hypothetical	(a)(b)	1,000.00	1,015.63	9.65	1.90
Class R6 Shares	Actual	(a)	1,000.00	1,026.00	4.19	0.82
	Hypothetical	(a)(b)	1,000.00	1,021.07	4.18	0.82
Institutional Service Class Shares	Actual	(a)	1,000.00	1,026.40	5.06	0.99
	Hypothetical	(a)(b)	1,000.00	1,020.21	5.04	0.99

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2019

Nationwide Diamond Hill Large Cap Concentrated Fund

Common Stocks 98.7%

	Shares	Value

Aerospace & Defense 4.8%
United Technologies Corp.	7,826	$1,123,657

Auto Components 3.7%
BorgWarner, Inc.	20,852	869,111

Banks 8.0%
Citigroup, Inc.	26,115	1,876,624

Beverages 4.2%
PepsiCo, Inc.	7,189	986,115

Capital Markets 4.3%
KKR & Co., Inc., Class A	34,735	1,001,410

Consumer Finance 3.8%
Discover Financial Services	11,125	892,893

Diversified Financial Services 6.4%
Berkshire Hathaway, Inc., Class B*	6,973	1,482,320

Entertainment 4.8%
Walt Disney Co. (The)	8,650	1,123,808

Health Care Equipment & Supplies 7.9%
Abbott Laboratories	22,058	1,844,269

Household Durables 4.3%
NVR, Inc.*	275	1,000,062

Household Products 4.4%
Procter & Gamble Co. (The)	8,192	1,019,986

Insurance 11.1%
American International Group, Inc.	24,055	1,273,953
MetLife, Inc.	27,960	1,308,248

		2,582,201

Interactive Media & Services 10.4%
Alphabet, Inc., Class A*	1,104	1,389,715
Facebook, Inc., Class A*	5,358	1,026,861

		2,416,576

Oil, Gas & Consumable Fuels 2.0%
Chevron Corp.	3,990	463,399

Pharmaceuticals 4.0%
Pfizer, Inc.	24,567	942,636

Software 4.7%
Microsoft Corp.	7,625	1,093,196

Specialty Retail 4.8%
TJX Cos., Inc. (The)	19,313	1,113,395

Common Stocks (continued)

	Shares	Value

Tobacco 5.1%
Philip Morris International, Inc.	14,576	$1,187,070

Total Investments (cost $20,185,047) — 98.7%		23,018,728

Other assets in excess of liabilities — 1.3%		297,904

NET ASSETS — 100.0%		$23,316,632

*	Denotes a non-income producing security.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2019

Nationwide Diamond Hill Large Cap Concentrated Fund
Assets:
Investment securities, at value (cost $20,185,047)	$23,018,728
Cash	321,939
Interest and dividends receivable	13,656
Receivable for capital shares issued	5,947
Reimbursement from investment adviser (Note 3)	18,475
Prepaid expenses	24,375

Total Assets	23,403,120

Liabilities:
Payable for capital shares redeemed	19
Accrued expenses and other payables:
Investment advisory fees	11,710
Fund administration fees	14,307
Distribution fees	4,904
Administrative servicing fees	5,127
Accounting and transfer agent fees	4,044
Trustee fees	102
Custodian fees	451
Compliance program costs (Note 3)	32
Professional fees	24,405
Printing fees	15,313
Other	6,074

Total Liabilities	86,488

Net Assets	$23,316,632

Represented by:
Capital	$21,628,181
Total distributable earnings (loss)	1,688,451

Net Assets	$23,316,632

Net Assets:
Class A Shares	$18,152,635
Class C Shares	1,261,064
Class R6 Shares	791,203
Institutional Service Class Shares	3,111,730

Total	$23,316,632

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,682,023
Class C Shares	209,410
Class R6 Shares	116,472
Institutional Service Class Shares	455,648

Total	3,463,553

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide Diamond Hill Large Cap Concentrated Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$6.77
Class C Shares (b)	$6.02
Class R6 Shares	$6.79
Institutional Service Class Shares	$6.83
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.18

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Diamond Hill Large Cap Concentrated Fund
INVESTMENT INCOME:
Dividend income	$506,842
Interest income	10,203

Total Income	517,045

EXPENSES:
Investment advisory fees	149,396
Fund administration fees	88,195
Distribution fees Class A	45,717
Distribution fees Class C	20,059
Administrative servicing fees Class A	19,917
Administrative servicing fees Class C	1,605
Administrative servicing fees Institutional Service Class	5,634
Registration and filing fees	55,012
Professional fees	37,637
Printing fees	26,494
Trustee fees	896
Custodian fees	4,889
Accounting and transfer agent fees	14,708
Compliance program costs (Note 3)	94
Other	3,703

Total expenses before expenses reimbursed	473,956

Expenses reimbursed by adviser (Note 3)	(176,831)

Net Expenses	297,125

NET INVESTMENT INCOME	219,920

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from transactions in investment securities	(1,024,682)
Net change in unrealized appreciation/depreciation in the value of investment securities	3,097,260

Net realized/unrealized gains	2,072,578

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,292,498

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Diamond Hill Large Cap Concentrated Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$219,920	$510,962
Net realized gains (losses)	(1,024,682)	19,762,298
Net change in unrealized appreciation/depreciation	3,097,260	(16,043,021)
Net increase from payment by affiliated issuers (Note 3)	–	30,589

Change in net assets resulting from operations	2,292,498	4,260,828

Distributions to Shareholders From:
Distributable earnings:
Class A	(9,269,428)	(2,820,044)
Class C	(1,078,138)	(271,158)
Class R6	(1,025,877)	(3,822,874)
Institutional Service Class	(1,828,465)	(427,627)

Change in net assets from shareholder distributions	(13,201,908)	(7,341,703)

Change in net assets from capital transactions	308,783	(36,369,686)

Change in net assets	(10,600,627)	(39,450,561)

Net Assets:
Beginning of year	33,917,259	73,367,820

End of year	$23,316,632	$33,917,259

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$786,584	$742,462
Proceeds from shares issued in class conversion (Note 1)	551,155	–
Dividends reinvested	9,085,573	2,786,745
Cost of shares redeemed	(10,786,232)	(4,053,430)

Total Class A Shares	(362,920)	(524,223)

Class C Shares
Proceeds from shares issued	235,190	212,798
Dividends reinvested	1,002,417	231,254
Cost of shares redeemed in class conversion (Note 1)	(551,155)	–
Cost of shares redeemed	(580,724)	(1,106,490)

Total Class C Shares	105,728	(662,438)

Class R6 Shares
Proceeds from shares issued	34,015	104,176
Dividends reinvested	955,989	3,168,677
Cost of shares redeemed	(1,493,817)	(37,964,551)

Total Class R6 Shares	(503,813)	(34,691,698)

Institutional Service Class Shares
Proceeds from shares issued	2,542,246	293,817
Dividends reinvested	1,828,465	384,473
Cost of shares redeemed	(3,300,923)	(1,169,617)

Total Institutional Service Class Shares	1,069,788	(491,327)

Change in net assets from capital transactions	$308,783	$(36,369,686)

Statements of Changes in Net Assets (Continued)

	Nationwide Diamond Hill Large Cap Concentrated Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	119,755	54,195
Issued in class conversion (Note 1)	85,716	–
Reinvested	1,620,112	203,118
Redeemed	(1,063,162)	(292,645)

Total Class A Shares	762,421	(35,332)

Class C Shares
Issued	45,808	15,896
Reinvested	200,822	17,696
Redeemed in class conversion (Note 1)	(96,188)	–
Redeemed	(98,621)	(85,530)

Total Class C Shares	51,821	(51,938)

Class R6 Shares
Issued	4,519	7,405
Reinvested	169,921	230,277
Redeemed	(223,167)	(2,721,515)

Total Class R6 Shares	(48,727)	(2,483,833)

Institutional Service Class Shares
Issued	240,160	21,115
Reinvested	323,063	27,918
Redeemed	(368,061)	(84,435)

Total Institutional Service Class Shares	195,162	(35,402)

Total change in shares	960,677	(2,606,505)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Diamond Hill Large Cap Concentrated Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$13.59	0.06	0.10	0.16	(0.15)	(6.83)	(6.98)	$6.77	12.24%		$18,152,635	1.18%	0.90%	1.89%	32.93%
Year Ended October 31, 2018	$14.36	0.11	0.58	0.69	(0.11)	(1.35)	(1.46)	$13.59	4.77	%(g)	$26,081,368	1.16%	0.78%	1.40%	176.54%
Year Ended October 31, 2017	$12.72	0.08	2.62	2.70	(0.07)	(0.99)	(1.06)	$14.36	22.46%		$28,077,156	1.20%	0.61%	1.27%	81.60%
Year Ended October 31, 2016	$13.51	0.10	0.08	0.18	(0.09)	(0.88)	(0.97)	$12.72	1.62%		$24,245,435	1.22%	0.78%	1.28%	59.58%
Year Ended October 31, 2015	$13.66	0.08	0.36	0.44	(0.14)	(0.45)	(0.59)	$13.51	3.54%		$26,446,449	1.22%	0.60%	1.24%	73.41%

Class C Shares
Year Ended October 31, 2019	$12.91	0.01	0.02	0.03	(0.09)	(6.83)	(6.92)	$6.02	11.36%		$1,261,064	1.90%	0.18%	2.62%	32.93%
Year Ended October 31, 2018	$13.73	0.01	0.56	0.57	(0.04)	(1.35)	(1.39)	$12.91	4.05	%(g)	$2,033,783	1.89%	0.04%	2.11%	176.54%
Year Ended October 31, 2017	$12.24	–	2.51	2.51	(0.03)	(0.99)	(1.02)	$13.73	21.63%		$2,877,758	1.86%	(0.03%)	1.96%	81.60%
Year Ended October 31, 2016	$13.04	0.02	0.09	0.11	(0.03)	(0.88)	(0.91)	$12.24	1.06%		$3,222,103	1.82%	0.17%	1.97%	59.58%
Year Ended October 31, 2015	$13.21	(0.01)	0.36	0.35	(0.07)	(0.45)	(0.52)	$13.04	2.88%		$3,397,297	1.82%	(0.04%)	1.94%	73.41%

Class R6 Shares (h)
Year Ended October 31, 2019	$13.62	0.10	0.08	0.18	(0.18)	(6.83)	(7.01)	$6.79	12.58%		$791,203	0.82%	1.33%	1.51%	32.93%
Year Ended October 31, 2018	$14.40	0.15	0.59	0.74	(0.17)	(1.35)	(1.52)	$13.62	5.12	%(g)	$2,249,467	0.82%	1.10%	0.98%	176.54%
Year Ended October 31, 2017	$12.75	0.13	2.63	2.76	(0.12)	(0.99)	(1.11)	$14.40	22.95%		$38,148,500	0.82%	1.00%	0.90%	81.60%
Year Ended October 31, 2016	$13.54	0.14	0.09	0.23	(0.14)	(0.88)	(1.02)	$12.75	2.01%		$41,887,204	0.82%	1.09%	0.92%	59.58%
Year Ended October 31, 2015	$13.71	0.11	0.38	0.49	(0.21)	(0.45)	(0.66)	$13.54	3.91%		$331,641	0.82%	0.78%	0.85%	73.41%

Institutional Service Class Shares
Year Ended October 31, 2019	$13.64	0.07	0.11	0.18	(0.16)	(6.83)	(6.99)	$6.83	12.46%		$3,111,730	0.99%	1.06%	1.71%	32.93%
Year Ended October 31, 2018	$14.41	0.14	0.58	0.72	(0.14)	(1.35)	(1.49)	$13.64	4.96	%(g)	$3,552,641	0.97%	0.97%	1.20%	176.54%
Year Ended October 31, 2017	$12.76	0.11	2.63	2.74	(0.10)	(0.99)	(1.09)	$14.41	22.74%		$4,264,406	0.97%	0.85%	1.03%	81.60%
Year Ended October 31, 2016	$13.54	0.16	0.06	0.22	(0.12)	(0.88)	(1.00)	$12.76	1.89%		$4,145,469	0.94%	1.28%	0.94%	59.58%
Year Ended October 31, 2015	$13.71	0.14	0.34	0.48	(0.20)	(0.45)	(0.65)	$13.54	3.84%		$59,309,270	0.83%	1.06%	0.83%	73.41%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)

Includes payment by an affiliate which impacted the Fund’s per share operations activity and total return. The per share impact was $0.01 per share for all classes. Excluding the payment from the affiliate, the Class A, Class C, Class R6 and Institutional Service Class total returns are 4.69%, 3.89%, 4.88% and 4.88%, respectively. (Note 3)

(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Dynamic U.S. Growth Fund

For the annual period ended October 31, 2019, the Nationwide Dynamic U.S. Growth Fund (Class R6) returned 19.38%* versus 14.33% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the return for the Fund’s closest Morningstar® peer category, Large Blend (consisting of 1,396 funds as of October 31, 2019), was 12.45% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund produced a positive total return and outperformed the benchmark during the reporting period due to the Fund’s long Treasury bond and extended U.S. equity positions. U.S. Treasury yields fell significantly over the reporting period, helping the Bloomberg Barclays Long Treasury Index (Long Treasury Index) gain 27.60%. In January, Federal Reserve (Fed) Chair Powell suggested the Fed would be flexible and patient regarding future rate hikes and removed the language from its communication about “further increases” in rates, a marked change from his tone in late 2018. Treasuries rallied further after global central banks shifted to a dovish stance along with the Fed. Stubbornly low inflation and fears that ongoing trade tensions may cause further slowing in global growth also weighed on yields. The Fed cut interest rates by 25 basis points (bps) three times in 2019 (during July, September and October) to a range of 1.50% to 1.75%.

Despite increased volatility and bouts of risk aversion, the S&P 500 rose 14.33% for the reporting period. Equities overcame U.S.-China trade tensions and modestly slowing U.S. data as the Fed’s abrupt change in tone during early 2019 and subsequent tumbling interest rates kept risk appetite firm.

The Fund’s asset allocation was the main driver of the Fund’s performance. The Fund’s subadviser does not actively select individual securities. Rather, they employ an asset allocation model to best determine the proper allocation between stocks (S&P 500), bonds (Long Treasury Index), and cash. The model permits shorting and leverage.

The Fund had three allocation shifts during the reporting period. Early in December the target allocation was changed from 130% stocks and 20% bonds to approximately 120% stocks and 20% bonds. The key driver of the shift was the persistently higher levels of market volatility. Fund management incorporates market-based measures of volatility to determine the degree of uncertainty regarding fundamentals and macroeconomic conditions. Higher levels of non-transitory volatility can lead to a larger potential for negative surprises, which reduces the attractiveness of equities on the margin. Higher equity volatility also enhances the attractiveness of any negatively correlated hedging asset, all else being equal. Therefore, since Fund management continued to expect some degree of negative correlation between stocks and bonds, the bond allocation remained at 20%.

Early in January, the target allocation was changed from 120% stocks and 20% bonds to approximately 110% stocks and 20% bonds. The impetus for the change was largely the same as for the trade in December. Specifically, market volatility increased further due to growing fears of a sharp slowdown in both U.S. and global growth and ongoing uncertainty around trade tariffs. In addition to volatility, lower earnings expectations also factored into the reduced equity allocation as the Institutional Brokers’ Estimate System (IBES) earnings growth estimates for the S&P 500 declined marginally. This was the first earnings reduction we have seen in about a year, and though it was a modest reduction, analysts are typically slow to reduce estimates.

Finally, the strategy’s allocation was changed from 110% stocks and 20% bonds to approximately 110% stocks and 10% bonds during August. The steep rise in bond prices and flattening of the yield curve during 2019 prompted the move out of bonds. Decelerating economic momentum, falling inflation and a dovish turn from the Fed drove prices of long-term bonds significantly higher. Yields at the front end of the curve, meanwhile, have fallen less than long-term yields, leading to a compressed term

Fund Commentary (cont.)	Nationwide Dynamic U.S. Growth Fund

premium. Long Treasuries are thus less attractive relative to cash, prompting a 10% reduction in the bond allocation.

Derivatives in the Fund are used to gain cost-effective equity and bond exposure, and to hedge tail risk. The Fund can employ equity and Treasury index funds, futures contracts on equity index and Treasury bonds, as well as options to gain the relevant market exposure. These highly liquid benchmark-based instruments are extremely effective and cost-efficient in gaining relevant stock or bond market exposure, and generally have minimal market impact.

The Fund continues to utilize long call options for equity exposure above 100% (currently 10%) and opportunistically for the bond exposure. Options are another line of defense in the event of steep market declines or spikes in volatility. They have the dual benefit of providing upside participation when the underlying asset rallies while reducing exposure when the asset falls.

Subadviser:

Mellon Investments Corporation

Portfolio Managers:

Vassilis Dagioglu; Joseph Miletich, CFA; and James H. Stavena

*	High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities and fixed-income securities. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). The Fund’s holdings may subject the Fund to liquidity risk, making it more volatile than other mutual funds. The Fund’s strategy may lead to above-average short-term volatility. Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Dynamic U.S. Growth Fund

Asset Allocation1

Common Stocks	77.3%
Short-Term Investments	15.0%
Purchased Options	1.3%
Futures Contracts	0.4%
Repurchase Agreements	0.1%
Other assets in excess of liabilities§	5.9%
100.0%

Top Industries2

Software	5.5%
Banks	4.6%
IT Services	4.5%
Interactive Media & Services	4.1%
Technology Hardware, Storage & Peripherals	3.8%
Pharmaceuticals	3.6%
Semiconductors & Semiconductor Equipment	3.4%
Oil, Gas & Consumable Fuels	3.3%
Health Care Equipment & Supplies	2.9%
Internet & Direct Marketing Retail	2.9%
Other Industries#	61.4%
100.0%

Top Holdings2

U.S. Treasury Bills, 1.93%, 12/05/2019	15.2%
Microsoft Corp.	3.6%
Apple, Inc.	3.5%
Amazon.com, Inc.	2.4%
Facebook, Inc., Class A	1.5%
Berkshire Hathaway, Inc., Class B	1.4%
JPMorgan Chase & Co.	1.3%
Alphabet, Inc., Class C	1.3%
Alphabet, Inc., Class A	1.2%
Johnson & Johnson	1.1%
Other Holdings#	67.5%
100.0%

§	Please refer to the Statement of Assets and Liabilities for additional details.

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

Fund Performance	Nationwide Dynamic U.S. Growth Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	18.99%	12.00%	14.18%
	w/SC2	12.18%	10.69%	13.51%
Class C	w/o SC1	18.12%	11.10%	13.31%
	w/SC3	17.45%	N/A	N/A
Class R4,5		18.58%	11.68%	13.83%
Class R6[6,7]	w/o SC1	19.38%	12.34%	14.51%
	w/SC8	N/A	N/A	13.98%
Eagle Class Shares		19.32%	N/A	7.81%	[9]
Institutional Service Class[4]		19.19%	12.14%	14.24%	[10]
S&P 500® Index		14.33%	10.78%	13.70%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective August 1, 2012, Class D Shares were renamed Institutional Class Shares.

[7]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[8]	A 4.50% front-end sales charge was deducted on Class D Shares through July 31, 2012. Effective August 1, 2012, the front-end sales charge was eliminated.

[9]	Since inception date of September 28, 2018.

[10]	Since inception date of November 30, 2011.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.16%	0.95%
Class C	1.97%	1.76%
Class R	1.61%	1.40%
Class R6	0.86%	0.65%
Eagle Class Shares	0.96%	0.75%
Institutional Service Class	1.01%	0.80%

^

Current effective prospectus dated February 28, 2019. The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (cont.)	Nationwide Dynamic U.S. Growth Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide Dynamic U.S. Growth Fund versus the S&P 500® Index over the 10-year period ended 10/31/19. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Dynamic U.S. Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Dynamic U.S. Growth Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19	Expense Ratio During Period (%) 5/1/19 - 10/31/19
Class A Shares	Actual	(a)	1,000.00	1,067.30	4.59	0.88
	Hypothetical	(a)(b)	1,000.00	1,020.77	4.48	0.88
Class C Shares	Actual	(a)	1,000.00	1,062.90	8.53	1.64
	Hypothetical	(a)(b)	1,000.00	1,016.94	8.34	1.64
Class R Shares	Actual	(a)	1,000.00	1,065.60	6.51	1.25
	Hypothetical	(a)(b)	1,000.00	1,018.90	6.36	1.25
Class R6 Shares	Actual	(a)	1,000.00	1,068.80	3.02	0.58
	Hypothetical	(a)(b)	1,000.00	1,022.28	2.96	0.58
Eagle Class Shares	Actual	(a)	1,000.00	1,070.80	3.76	0.72
	Hypothetical	(a)(b)	1,000.00	1,021.58	3.67	0.72
Institutional Service Class Shares	Actual	(a)	1,000.00	1,068.60	3.65	0.70
	Hypothetical	(a)(b)	1,000.00	1,021.68	3.57	0.70

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2019

Nationwide Dynamic U.S. Growth Fund

Common Stocks 77.3%

	Shares	Value

Aerospace & Defense 2.0%
Arconic, Inc.	3,133	$86,064
Boeing Co. (The)	4,386	1,490,845
General Dynamics Corp.	1,997	353,070
Huntington Ingalls Industries, Inc.	345	77,853
L3Harris Technologies, Inc.	1,836	378,785
Lockheed Martin Corp.	2,040	768,427
Northrop Grumman Corp.	1,303	459,281
Raytheon Co.	2,288	485,536
Textron, Inc.	1,866	86,004
TransDigm Group, Inc.	409	215,249
United Technologies Corp.	6,657	955,812

		5,356,926

Air Freight & Logistics 0.4%
CH Robinson Worldwide, Inc.	1,125	85,095
Expeditors International of Washington, Inc.	1,374	100,219
FedEx Corp.	1,974	301,351
United Parcel Service, Inc., Class B	5,734	660,385

		1,147,050

Airlines 0.3%
Alaska Air Group, Inc.	990	68,736
American Airlines Group, Inc.	3,293	98,987
Delta Air Lines, Inc.	4,762	262,291
Southwest Airlines Co.	3,945	221,433
United Airlines Holdings, Inc.*	1,786	162,240

		813,687

Auto Components 0.1%
Aptiv plc	2,071	185,458
BorgWarner, Inc.	1,661	69,231

		254,689

Automobiles 0.3%
Ford Motor Co.	32,241	276,950
General Motors Co.	10,273	381,745
Harley-Davidson, Inc.	1,228	47,781

		706,476

Banks 4.3%
Bank of America Corp.	68,724	2,148,999
BB&T Corp.	6,299	334,162
Citigroup, Inc.	18,537	1,332,069
Citizens Financial Group, Inc.	3,709	130,408
Comerica, Inc.	1,211	79,224
Fifth Third Bancorp	5,904	171,688
First Republic Bank	1,360	144,650
Huntington Bancshares, Inc.	8,388	118,522
JPMorgan Chase & Co.	26,226	3,276,152
KeyCorp	8,108	145,701
M&T Bank Corp.	1,102	172,496
People’s United Financial, Inc.	3,222	52,100
PNC Financial Services Group, Inc. (The)	3,657	536,482
Regions Financial Corp.	8,064	129,830
SunTrust Banks, Inc.	3,653	249,646
SVB Financial Group*	418	92,579
US Bancorp	11,775	671,411
Wells Fargo & Co.	32,896	1,698,420
Zions Bancorp NA	1,456	70,572

		11,555,111

Common Stocks (continued)

	Shares	Value

Beverages 1.5%
Brown-Forman Corp., Class B	1,470	$96,314
Coca-Cola Co. (The)	31,574	1,718,573
Constellation Brands, Inc., Class A	1,376	261,894
Molson Coors Brewing Co., Class B	1,518	80,029
Monster Beverage Corp.*	3,188	178,943
PepsiCo, Inc.	11,472	1,573,614

		3,909,367

Biotechnology 1.8%
AbbVie, Inc.	12,135	965,339
Alexion Pharmaceuticals, Inc.*	1,848	194,779
Amgen, Inc.	4,923	1,049,830
Biogen, Inc.*	1,509	450,753
Celgene Corp.*	5,821	628,843
Gilead Sciences, Inc.	10,400	662,584
Incyte Corp.*	1,443	121,097
Regeneron Pharmaceuticals, Inc.*	658	201,532
Vertex Pharmaceuticals, Inc.*	2,113	413,049

		4,687,806

Building Products 0.2%
Allegion plc	748	86,798
AO Smith Corp.	1,160	57,629
Fortune Brands Home & Security, Inc.	1,160	69,658
Johnson Controls International plc	6,547	283,681
Masco Corp.	2,404	111,185

		608,951

Capital Markets 2.1%
Affiliated Managers Group, Inc.	400	31,952
Ameriprise Financial, Inc.	1,083	163,414
Bank of New York Mellon Corp. (The)	6,812	318,461
BlackRock, Inc.	965	445,540
Cboe Global Markets, Inc.	903	103,980
Charles Schwab Corp. (The)	9,563	389,310
CME Group, Inc.	2,941	605,111
E*TRADE Financial Corp.	1,920	80,237
Franklin Resources, Inc.	2,308	63,585
Goldman Sachs Group, Inc. (The)	2,647	564,817
Intercontinental Exchange, Inc.	4,605	434,343
Invesco Ltd.	3,029	50,948
MarketAxess Holdings, Inc.	310	114,263
Moody’s Corp.	1,338	295,283
Morgan Stanley	10,320	475,236
MSCI, Inc.	685	160,674
Nasdaq, Inc.	930	92,786
Northern Trust Corp.	1,771	176,533
Raymond James Financial, Inc.	1,010	84,325
S&P Global, Inc.	2,024	522,172
State Street Corp.	3,069	202,769
T. Rowe Price Group, Inc.	1,940	224,652

		5,600,391

Chemicals 1.5%
Air Products & Chemicals, Inc.	1,811	386,214
Albemarle Corp. (a)	890	54,058
Celanese Corp.	1,007	121,998
CF Industries Holdings, Inc.	1,819	82,492
Corteva, Inc.	6,052	159,652
Dow, Inc.	6,112	308,595

Statement of Investments (Continued)

October 31, 2019

Nationwide Dynamic U.S. Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Chemicals (continued)
DuPont de Nemours, Inc.	6,127	$403,830
Eastman Chemical Co.	1,141	86,762
Ecolab, Inc.	2,058	395,280
FMC Corp.	1,054	96,441
International Flavors & Fragrances, Inc. (a)	863	105,295
Linde plc	4,438	880,277
LyondellBasell Industries NV, Class A	2,134	191,420
Mosaic Co. (The)	2,976	59,163
PPG Industries, Inc.	1,945	243,358
Sherwin-Williams Co. (The)	675	386,316

		3,961,151

Commercial Services & Supplies 0.3%
Cintas Corp.	671	180,278
Copart, Inc.*	1,630	134,703
Republic Services, Inc.	1,711	149,730
Rollins, Inc.	1,159	44,169
Waste Management, Inc.	3,208	359,970

		868,850

Communications Equipment 0.8%
Arista Networks, Inc.*	440	107,611
Cisco Systems, Inc.	34,831	1,654,821
F5 Networks, Inc.*	486	70,023
Juniper Networks, Inc.	2,761	68,528
Motorola Solutions, Inc.	1,364	226,860

		2,127,843

Construction & Engineering 0.1%
Jacobs Engineering Group, Inc.	1,094	102,376
Quanta Services, Inc.	1,198	50,376

		152,752

Construction Materials 0.1%
Martin Marietta Materials, Inc.	505	132,264
Vulcan Materials Co.	1,095	156,443

		288,707

Consumer Finance 0.5%
American Express Co.	5,587	655,243
Capital One Financial Corp.	3,867	360,598
Discover Financial Services	2,622	210,442
Synchrony Financial	4,951	175,117

		1,401,400

Containers & Packaging 0.3%
Amcor plc	13,128	124,978
Avery Dennison Corp.	681	87,073
Ball Corp.	2,710	189,619
International Paper Co.	3,220	140,650
Packaging Corp. of America	765	83,737
Sealed Air Corp.	1,290	53,883
Westrock Co.	2,078	77,655

		757,595

Distributors 0.1%
Genuine Parts Co.	1,181	121,147
LKQ Corp.*	2,516	85,519

		206,666

Common Stocks (continued)

	Shares	Value

Diversified Consumer Services 0.0%†
H&R Block, Inc.	1,699	$42,458

Diversified Financial Services 1.3%
Berkshire Hathaway, Inc., Class B*	16,083	3,418,924

Diversified Telecommunication Services 1.7%
AT&T, Inc.	59,942	2,307,168
CenturyLink, Inc.	7,932	102,640
Verizon Communications, Inc.	33,930	2,051,747

		4,461,555

Electric Utilities 1.6%
Alliant Energy Corp.	1,920	102,413
American Electric Power Co., Inc.	4,059	383,129
Duke Energy Corp.	5,984	564,052
Edison International	2,950	185,555
Entergy Corp.	1,638	198,984
Evergy, Inc.	1,916	122,452
Eversource Energy	2,665	223,167
Exelon Corp.	7,987	363,329
FirstEnergy Corp.	4,447	214,879
NextEra Energy, Inc.	4,012	956,220
Pinnacle West Capital Corp.	896	84,331
PPL Corp.	5,950	199,265
Southern Co. (The)	8,586	537,999
Xcel Energy, Inc.	4,315	274,046

		4,409,821

Electrical Equipment 0.4%
AMETEK, Inc.	1,846	169,186
Eaton Corp. plc	3,455	300,965
Emerson Electric Co.	5,057	354,749
Rockwell Automation, Inc.	946	162,702

		987,602

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A	2,448	245,608
CDW Corp.	1,199	153,364
Corning, Inc.	6,433	190,610
FLIR Systems, Inc.	1,096	56,510
IPG Photonics Corp.*	277	37,196
Keysight Technologies, Inc.*	1,553	156,713
TE Connectivity Ltd.	2,725	243,887

		1,083,888

Energy Equipment & Services 0.3%
Baker Hughes Co.	5,328	114,019
Halliburton Co.	7,079	136,271
Helmerich & Payne, Inc.	885	33,188
National Oilwell Varco, Inc.	3,062	69,262
Schlumberger Ltd.	11,367	371,587
TechnipFMC plc	3,504	69,134

		793,461

Entertainment 1.4%
Activision Blizzard, Inc.	6,307	353,381
Electronic Arts, Inc.*	2,427	233,963
Netflix, Inc.*	3,593	1,032,664
Take-Two Interactive Software, Inc.*	915	110,120

Statement of Investments (Continued)

October 31, 2019

Nationwide Dynamic U.S. Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Entertainment (continued)
Viacom, Inc., Class B	2,860	$61,662
Walt Disney Co. (The)	14,778	1,919,958

		3,711,748

Equity Real Estate Investment Trusts (REITs) 2.4%
Alexandria Real Estate Equities, Inc.	917	145,574
American Tower Corp.	3,634	792,503
Apartment Investment & Management Co., Class A	1,235	67,777
AvalonBay Communities, Inc.	1,149	250,091
Boston Properties, Inc.	1,199	164,503
Crown Castle International Corp.	3,416	474,107
Digital Realty Trust, Inc.	1,715	217,874
Duke Realty Corp.	2,921	102,644
Equinix, Inc.	698	395,612
Equity Residential	2,869	254,366
Essex Property Trust, Inc.	531	173,706
Extra Space Storage, Inc.	1,039	116,648
Federal Realty Investment Trust	581	79,022
HCP, Inc.	3,969	149,314
Host Hotels & Resorts, Inc.	6,005	98,422
Iron Mountain, Inc.	2,373	77,834
Kimco Realty Corp.	3,352	72,269
Macerich Co. (The)	949	26,097
Mid-America Apartment Communities, Inc.	922	128,149
Prologis, Inc.	5,185	455,036
Public Storage	1,235	275,232
Realty Income Corp.	2,620	214,290
Regency Centers Corp.	1,354	91,043
SBA Communications Corp.	931	224,045
Simon Property Group, Inc.	2,532	381,522
SL Green Realty Corp.	652	54,507
UDR, Inc.	2,366	118,891
Ventas, Inc.	3,069	199,792
Vornado Realty Trust	1,351	88,666
Welltower, Inc.	3,334	302,360
Weyerhaeuser Co.	6,020	175,844

		6,367,740

Food & Staples Retailing 1.2%
Costco Wholesale Corp.	3,609	1,072,270
Kroger Co. (The)	6,456	159,076
Sysco Corp.	4,220	337,051
Walgreens Boots Alliance, Inc.	6,238	341,718
Walmart, Inc.	11,669	1,368,307

		3,278,422

Food Products 0.9%
Archer-Daniels-Midland Co.	4,501	189,222
Campbell Soup Co.	1,446	66,964
Conagra Brands, Inc.	3,932	106,360
General Mills, Inc.	4,967	252,622
Hershey Co. (The)	1,203	176,685
Hormel Foods Corp.	2,243	91,716
JM Smucker Co. (The)	922	97,437
Kellogg Co.	2,054	130,491
Kraft Heinz Co. (The)	5,028	162,555
Lamb Weston Holdings, Inc.	1,200	93,648
McCormick & Co., Inc. (Non-Voting)	995	159,886
Mondelez International, Inc., Class A	11,844	621,218

Common Stocks (continued)

	Shares	Value

Food Products (continued)
Tyson Foods, Inc., Class A	2,382	$197,206

		2,346,010

Gas Utilities 0.0%†
Atmos Energy Corp.	955	107,418

Health Care Equipment & Supplies 2.8%
Abbott Laboratories	14,504	1,212,679
ABIOMED, Inc.*	367	76,182
Align Technology, Inc.*	602	151,879
Baxter International, Inc.	4,199	322,063
Becton Dickinson and Co.	2,218	567,808
Boston Scientific Corp.*	11,445	477,257
Cooper Cos., Inc. (The)	401	116,691
Danaher Corp.	5,242	722,452
Dentsply Sirona, Inc.	1,813	99,316
Edwards Lifesciences Corp.*	1,709	407,391
Hologic, Inc.*	2,220	107,248
IDEXX Laboratories, Inc.*	696	198,367
Intuitive Surgical, Inc.*	947	523,644
Medtronic plc	11,011	1,199,098
ResMed, Inc.	1,161	171,735
Stryker Corp.	2,635	569,872
Teleflex, Inc.	374	129,931
Varian Medical Systems, Inc.*	736	88,916
Zimmer Biomet Holdings, Inc.	1,691	233,747

		7,376,276

Health Care Providers & Services 2.1%
AmerisourceBergen Corp.	1,265	108,006
Anthem, Inc.	2,102	565,606
Cardinal Health, Inc.	2,410	119,175
Centene Corp.*	3,342	177,393
Cigna Corp.	3,101	553,405
CVS Health Corp.	10,678	708,912
DaVita, Inc.*	877	51,392
HCA Healthcare, Inc.	2,188	292,186
Henry Schein, Inc.*	1,198	74,977
Humana, Inc.	1,111	326,856
Laboratory Corp. of America Holdings*	790	130,168
McKesson Corp.	1,522	202,426
Quest Diagnostics, Inc.	1,089	110,261
UnitedHealth Group, Inc.	7,775	1,964,743
Universal Health Services, Inc., Class B	651	89,486
WellCare Health Plans, Inc.*	407	120,716

		5,595,708

Health Care Technology 0.1%
Cerner Corp.	2,579	173,103

Hotels, Restaurants & Leisure 1.4%
Carnival Corp.	3,236	138,792
Chipotle Mexican Grill, Inc.*	206	160,301
Darden Restaurants, Inc.	993	111,484
Hilton Worldwide Holdings, Inc.	2,361	228,922
Las Vegas Sands Corp.	2,771	171,359
Marriott International, Inc., Class A	2,249	284,611
McDonald’s Corp.	6,232	1,225,834
MGM Resorts International	4,214	120,099

Statement of Investments (Continued)

October 31, 2019

Nationwide Dynamic U.S. Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Hotels, Restaurants & Leisure (continued)
Norwegian Cruise Line Holdings Ltd.*	1,743	$88,475
Royal Caribbean Cruises Ltd.	1,389	151,165
Starbucks Corp.	9,826	830,887
Wynn Resorts Ltd.	783	95,009
Yum! Brands, Inc.	2,503	254,580

		3,861,518

Household Durables 0.3%
DR Horton, Inc.	2,789	146,060
Garmin Ltd.	1,167	109,406
Leggett & Platt, Inc.	1,063	54,532
Lennar Corp., Class A	2,357	140,477
Mohawk Industries, Inc.*	500	71,690
Newell Brands, Inc.	3,193	60,571
NVR, Inc.*	28	101,825
PulteGroup, Inc.	2,083	81,737
Whirlpool Corp.	507	77,125

		843,423

Household Products 1.4%
Church & Dwight Co., Inc.	1,997	139,670
Clorox Co. (The)	1,041	153,745
Colgate-Palmolive Co.	7,050	483,630
Kimberly-Clark Corp.	2,829	375,918
Procter & Gamble Co. (The)	20,529	2,556,066

		3,709,029

Independent Power and Renewable Electricity Producers 0.1%
AES Corp.	5,365	91,473
NRG Energy, Inc.	2,056	82,487

		173,960

Industrial Conglomerates 1.0%
3M Co.	4,723	779,248
General Electric Co.	71,665	715,217
Honeywell International, Inc.	5,905	1,019,970
Roper Technologies, Inc.	856	288,438

		2,802,873

Insurance 1.8%
Aflac, Inc.	6,088	323,638
Allstate Corp. (The)	2,680	285,206
American International Group, Inc.	7,151	378,717
Aon plc	1,939	374,537
Arthur J Gallagher & Co.	1,504	137,195
Assurant, Inc.	485	61,144
Chubb Ltd.	3,743	570,508
Cincinnati Financial Corp.	1,228	139,022
Everest Re Group Ltd.	327	84,068
Globe Life, Inc.	811	78,935
Hartford Financial Services Group, Inc. (The)	2,923	166,845
Lincoln National Corp.	1,618	91,385
Loews Corp.	2,136	104,664
Marsh & McLennan Cos., Inc.	4,161	431,163
MetLife, Inc.	6,855	320,745
Principal Financial Group, Inc.	2,096	111,884
Progressive Corp. (The)	4,807	335,048
Prudential Financial, Inc.	3,306	301,309
Travelers Cos., Inc. (The)	2,142	280,730

Common Stocks (continued)

	Shares	Value

Insurance (continued)
Unum Group	1,631	$44,918
Willis Towers Watson plc	1,043	194,937

		4,816,598

Interactive Media & Services 3.8%
Alphabet, Inc., Class A*	2,457	3,092,871
Alphabet, Inc., Class C*	2,479	3,123,813
Facebook, Inc., Class A*	19,732	3,781,638
TripAdvisor, Inc.*	894	36,118
Twitter, Inc.*	6,370	190,909

		10,225,349

Internet & Direct Marketing Retail 2.7%
Amazon.com, Inc.*	3,408	6,054,857
Booking Holdings, Inc.*	349	715,021
eBay, Inc.	6,415	226,129
Expedia Group, Inc.	1,158	158,252

		7,154,259

IT Services 4.2%
Accenture plc, Class A	5,230	969,747
Akamai Technologies, Inc.*	1,334	115,391
Alliance Data Systems Corp.	357	35,700
Automatic Data Processing, Inc.	3,564	578,188
Broadridge Financial Solutions, Inc.	938	117,456
Cognizant Technology Solutions Corp., Class A	4,544	276,911
DXC Technology Co.	2,084	57,664
Fidelity National Information Services, Inc.	5,037	663,675
Fiserv, Inc.*	4,690	497,797
FleetCor Technologies, Inc.*	713	209,779
Gartner, Inc.*	729	112,324
Global Payments, Inc.	2,466	417,198
International Business Machines Corp.	7,271	972,351
Jack Henry & Associates, Inc.	634	89,749
Leidos Holdings, Inc.	1,136	97,957
Mastercard, Inc., Class A	7,324	2,027,356
Paychex, Inc.	2,633	220,224
PayPal Holdings, Inc.*	9,658	1,005,398
VeriSign, Inc.*	842	159,997
Visa, Inc., Class A	14,166	2,533,731
Western Union Co. (The)	3,412	85,505

		11,244,098

Leisure Products 0.0%†
Hasbro, Inc.	949	92,347

Life Sciences Tools & Services 0.8%
Agilent Technologies, Inc.	2,501	189,451
Illumina, Inc.*	1,208	356,988
IQVIA Holdings, Inc.*	1,500	216,630
Mettler-Toledo International, Inc.*	204	143,808
PerkinElmer, Inc.	884	75,988
Thermo Fisher Scientific, Inc.	3,287	992,608
Waters Corp.*	540	114,275

		2,089,748

Statement of Investments (Continued)

October 31, 2019

Nationwide Dynamic U.S. Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Machinery 1.3%
Caterpillar, Inc.	4,620	$636,636
Cummins, Inc.	1,299	224,051
Deere & Co.	2,587	450,500
Dover Corp.	1,176	122,175
Flowserve Corp.	1,059	51,722
Fortive Corp.	2,387	164,703
IDEX Corp.	624	97,051
Illinois Tool Works, Inc.	2,419	407,795
Ingersoll-Rand plc	1,990	252,511
PACCAR, Inc.	2,852	216,923
Parker-Hannifin Corp.	1,058	194,132
Pentair plc	1,357	56,275
Snap-on, Inc.	444	72,225
Stanley Black & Decker, Inc.	1,227	185,682
Wabtec Corp.	1,499	103,986
Xylem, Inc.	1,455	111,584

		3,347,951

Media 1.1%
CBS Corp. (Non-Voting), Class B	2,714	97,813
Charter Communications, Inc., Class A*	1,329	621,786
Comcast Corp., Class A	37,211	1,667,797
Discovery, Inc., Class A*	1,276	34,395
Discovery, Inc., Class C*	2,796	70,571
DISH Network Corp., Class A*	1,944	66,835
Fox Corp., Class A	2,864	91,762
Fox Corp., Class B	1,341	41,893
Interpublic Group of Cos., Inc. (The)	3,132	68,121
News Corp., Class A	3,119	42,761
News Corp., Class B	898	12,680
Omnicom Group, Inc.	1,758	135,700

		2,952,114

Metals & Mining 0.2%
Freeport-McMoRan, Inc.	11,726	115,149
Newmont Goldcorp Corp.	6,747	268,058
Nucor Corp.	2,449	131,879

		515,086

Multiline Retail 0.4%
Dollar General Corp.	2,114	338,959
Dollar Tree, Inc.*	1,948	215,059
Kohl’s Corp.	1,287	65,972
Macy’s, Inc.	2,490	37,749
Nordstrom, Inc. (a)	866	31,089
Target Corp.	4,198	448,808

		1,137,636

Multi-Utilities 0.9%
Ameren Corp.	2,010	156,177
CenterPoint Energy, Inc.	4,058	117,966
CMS Energy Corp.	2,294	146,633
Consolidated Edison, Inc.	2,734	252,129
Dominion Energy, Inc.	6,751	557,295
DTE Energy Co.	1,482	188,688
NiSource, Inc.	3,017	84,597
Public Service Enterprise Group, Inc.	4,161	263,433
Sempra Energy	2,257	326,159
WEC Energy Group, Inc.	2,597	245,157

		2,338,234

Common Stocks (continued)

	Shares	Value

Oil, Gas & Consumable Fuels 3.0%
Apache Corp.	3,013	$65,262
Cabot Oil & Gas Corp.	3,502	65,277
Chevron Corp.	15,575	1,808,880
Cimarex Energy Co.	796	33,607
Concho Resources, Inc.	1,625	109,720
ConocoPhillips	9,119	503,369
Devon Energy Corp.	3,294	66,802
Diamondback Energy, Inc.	1,317	112,946
EOG Resources, Inc.	4,772	330,747
Exxon Mobil Corp.	34,708	2,345,220
Hess Corp.	2,091	137,483
HollyFrontier Corp.	1,230	67,576
Kinder Morgan, Inc.	16,009	319,860
Marathon Oil Corp.	6,649	76,663
Marathon Petroleum Corp.	5,412	346,097
Noble Energy, Inc.	3,987	76,790
Occidental Petroleum Corp.	7,357	297,959
ONEOK, Inc.	3,399	237,352
Phillips 66	3,686	430,599
Pioneer Natural Resources Co.	1,351	166,200
Valero Energy Corp.	3,407	330,411
Williams Cos., Inc. (The)	9,979	222,631

		8,151,451

Personal Products 0.1%
Coty, Inc., Class A	2,553	29,845
Estee Lauder Cos., Inc. (The), Class A	1,819	338,825

		368,670

Pharmaceuticals 3.4%
Allergan plc	2,695	474,617
Bristol-Myers Squibb Co.	13,430	770,479
Eli Lilly & Co.	6,975	794,801
Johnson & Johnson	21,648	2,858,402
Merck & Co., Inc.	21,006	1,820,380
Mylan NV*	4,169	79,836
Perrigo Co. plc	1,099	58,269
Pfizer, Inc.	45,379	1,741,192
Zoetis, Inc.	3,923	501,830

		9,099,806

Professional Services 0.2%
Equifax, Inc.	977	133,566
IHS Markit Ltd.*	3,302	231,206
Nielsen Holdings plc	2,849	57,436
Robert Half International, Inc.	987	56,526
Verisk Analytics, Inc.	1,322	191,293

		670,027

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A*	2,718	145,549

Road & Rail 0.7%
CSX Corp.	6,558	460,830
JB Hunt Transport Services, Inc.	689	80,999
Kansas City Southern	813	114,454
Norfolk Southern Corp.	2,165	394,030
Union Pacific Corp.	5,782	956,690

		2,007,003

Statement of Investments (Continued)

October 31, 2019

Nationwide Dynamic U.S. Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Semiconductors & Semiconductor Equipment 3.2%
Advanced Micro Devices, Inc.*	8,929	$302,961
Analog Devices, Inc.	3,038	323,942
Applied Materials, Inc.	7,592	411,942
Broadcom, Inc.	3,267	956,741
Intel Corp.	36,342	2,054,413
KLA Corp.	1,311	221,612
Lam Research Corp.	1,185	321,182
Maxim Integrated Products, Inc.	2,193	128,641
Microchip Technology, Inc.	1,924	181,414
Micron Technology, Inc.*	9,070	431,279
NVIDIA Corp.	4,999	1,004,899
Qorvo, Inc.*	983	79,485
QUALCOMM, Inc.	9,980	802,791
Skyworks Solutions, Inc.	1,409	128,304
Texas Instruments, Inc.	7,664	904,275
Xilinx, Inc.	2,042	185,291

		8,439,172

Software 5.2%
Adobe, Inc.*	3,984	1,107,273
ANSYS, Inc.*	680	149,702
Autodesk, Inc.*	1,807	266,280
Cadence Design Systems, Inc.*	2,264	147,952
Citrix Systems, Inc.	997	108,533
Fortinet, Inc.*	1,183	96,485
Intuit, Inc.	2,137	550,278
Microsoft Corp.	62,617	8,977,399
Oracle Corp.	18,180	990,628
salesforce.com, Inc.*	7,197	1,126,259
Symantec Corp.	4,770	109,138
Synopsys, Inc.*	1,215	164,936

		13,794,863

Specialty Retail 1.8%
Advance Auto Parts, Inc.	577	93,751
AutoZone, Inc.*	202	231,165
Best Buy Co., Inc.	1,875	134,681
CarMax, Inc.*	1,374	128,016
Gap, Inc. (The)	1,833	29,805
Home Depot, Inc. (The)	8,984	2,107,467
L Brands, Inc.	1,794	30,570
Lowe’s Cos., Inc.	6,337	707,272
O’Reilly Automotive, Inc.*	629	273,936
Ross Stores, Inc.	2,998	328,791
Tiffany & Co.	905	112,681
TJX Cos., Inc. (The)	9,929	572,407
Tractor Supply Co.	964	91,599
Ulta Beauty, Inc.*	476	110,979

		4,953,120

Technology Hardware, Storage & Peripherals 3.5%
Apple, Inc.	34,838	8,666,301
Hewlett Packard Enterprise Co.	10,763	176,621
HP, Inc.	12,205	212,001
NetApp, Inc.	1,918	107,178
Seagate Technology plc	1,993	115,654
Western Digital Corp.	2,393	123,598
Xerox Holdings Corp.	1,577	53,507

		9,454,860

Common Stocks (continued)

	Shares	Value

Textiles, Apparel & Luxury Goods 0.5%
Capri Holdings Ltd.*	1,205	$37,439
Hanesbrands, Inc.	2,921	44,428
NIKE, Inc., Class B	10,275	920,126
PVH Corp.	622	54,214
Ralph Lauren Corp.	410	39,385
Tapestry, Inc.	2,320	59,995
Under Armour, Inc., Class A*	1,520	31,388
Under Armour, Inc., Class C*	1,570	29,045
VF Corp.	2,688	221,196

		1,437,216

Tobacco 0.6%
Altria Group, Inc.	15,338	686,989
Philip Morris International, Inc.	12,769	1,039,907

		1,726,896

Trading Companies & Distributors 0.1%
Fastenal Co.	4,634	166,546
United Rentals, Inc.*	622	83,080
WW Grainger, Inc.	364	112,418

		362,044

Water Utilities 0.1%
American Water Works Co., Inc.	1,460	179,974

Wireless Telecommunication Services 0.1%
T-Mobile US, Inc.*	2,603	215,164

Total Common Stocks (cost $186,029,911)		206,869,590

Purchased Options 1.3%

	Number of Contracts

Call Options 1.3%
Future Equity Index Options: 0.9%
S&P 500 E-Mini Index 12/20/2019 at USD 2,750.00, American Style Notional Amount: USD 15,187,800 Exchange Traded*	100	1,471,500
S&P 500 E-Mini Index 12/20/2019 at USD 2,850.00, American Style Notional Amount: USD 15,187,800 Exchange Traded*	100	1,008,500
Future Interest Rate Options: 0.4%
U.S. Treasury 30 Year Bond 11/22/2019 at USD 156.00, American Style Notional Amount: USD 20,900,000 Exchange Traded*	209	1,139,703

Total Purchased Options (cost $3,413,701)		3,619,703

Statement of Investments (Continued)

October 31, 2019

Nationwide Dynamic U.S. Growth Fund (Continued)

Short-Term Investments 15.0%

	Shares	Value

Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 1.76% (c)(d)	16,551	$16,551

	Principal Amount

U.S. Treasury Obligation 15.0%
U.S. Treasury Bills,
1.93% 12/05/2019	$38,155,000	38,101,208
1.77% 12/12/2019 (b)	1,960,000	1,956,713

Total U.S. Treasury Obligation (cost $40,041,769)		40,057,921

Total Short-Term Investment (cost $40,058,320)		40,074,472

Repurchase Agreements 0.1%
BNP Paribas Securities Corp., 1.70%, dated 10/31/2019, due 11/1/2019, repurchase price $114,520, collateralized by U.S. Treasury Note, 2.50%, maturing 2/28/2021; total market value $117,241. (c)(e)	114,514	114,514
Royal Bank of Canada, 1.68%, dated 10/31/2019, due 11/1/2019, repurchase price $56,530, collateralized by U.S. Treasury Note, 3.00%, maturing 9/30/2025; total market value $57,868. (c)(e)	56,528	56,528

Total Repurchase Agreements (cost $171,042)		171,042

Total Investments (cost $229,672,974) — 93.7%		250,734,807

Other assets in excess of liabilities — 6.3%		16,891,854

NET ASSETS — 100.0%		$267,626,661

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.

(a)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $181,509, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $16,551 and $171,042, respectively, a total value of $187,593.

(b)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2019 was $187,593.

(d)	Represents 7-day effective yield as of October 31, 2019.

(e)	Please refer to Note 2(h) for additional information on the joint repurchase agreement.

REIT	Real Estate Investment Trust

Currency:

USD	United States Dollar

Futures contracts outstanding as of October 31, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
S&P 500 E-Mini Index	398	12/2019	USD	60,412,420	955,775
U.S. Treasury Long Bond	67	12/2019	USD	10,812,125	59,266

					1,015,041

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2019

Nationwide Dynamic U.S. Growth Fund
Assets:
Investment securities, at value* (cost $229,501,932)	$250,563,765
Repurchase agreements, at value (cost $171,042)	171,042
Cash	16,977,697
Interest and dividends receivable	209,178
Securities lending income receivable	34
Receivable for capital shares issued	703,488
Reimbursement from investment adviser (Note 3)	36,519
Prepaid expenses	36,327

Total Assets	268,698,050

Liabilities:
Payable for capital shares redeemed	510,563
Payable for variation margin on futures contracts	119,526
Payable upon return of securities loaned (Note 2)	187,593
Accrued expenses and other payables:
Investment advisory fees	99,092
Fund administration fees	19,959
Distribution fees	13,223
Administrative servicing fees	8,595
Accounting and transfer agent fees	47,483
Trustee fees	1,088
Custodian fees	3,664
Compliance program costs (Note 3)	339
Professional fees	26,447
Printing fees	29,341
Other	4,476

Total Liabilities	1,071,389

Net Assets	$267,626,661

Represented by:
Capital	$227,826,794
Total distributable earnings (loss)	39,799,867

Net Assets	$267,626,661

Net Assets:
Class A Shares	$43,376,574
Class C Shares	5,277,086
Class R Shares	86,163
Class R6 Shares	185,332,637
Eagle Class Shares	5,425
Institutional Service Class Shares	33,548,776

Total	$267,626,661

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,468,015
Class C Shares	842,052
Class R Shares	9,228
Class R6 Shares	17,652,582
Eagle Class Shares	512
Institutional Service Class Shares	3,172,307

Total	26,144,696

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide Dynamic U.S. Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.71
Class C Shares (b)	$6.27
Class R Shares	$9.34
Class R6 Shares	$10.50
Eagle Class Shares	$10.60
Institutional Service Class Shares	$10.58
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.30

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $181,509 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Dynamic U.S. Growth Fund
INVESTMENT INCOME:
Dividend income	$4,336,198
Interest income	1,034,396
Income from securities lending (Note 2)	2,779

Total Income	5,373,373

EXPENSES:
Investment advisory fees	1,288,902
Fund administration fees	138,960
Distribution fees Class A	89,769
Distribution fees Class C	45,220
Distribution fees Class R	384
Administrative servicing fees Class A	14,343
Administrative servicing fees Class C	3,394
Administrative servicing fees Class R	143
Administrative servicing fees Eagle Class	4
Administrative servicing fees Institutional Service Class	17,689
Registration and filing fees	93,546
Professional fees	97,721
Printing fees	48,942
Trustee fees	8,284
Custodian fees	10,368
Accounting and transfer agent fees	184,395
Compliance program costs (Note 3)	1,153
Other	7,571

Total expenses before expenses reimbursed	2,050,788

Expenses reimbursed by adviser (Note 3)	(472,116)

Net Expenses	1,578,672

NET INVESTMENT INCOME	3,794,701

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	6,851,015
Expiration or closing of futures contracts (Note 2)	4,834,949

Net realized gains	11,685,964

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	19,512,523
Futures contracts (Note 2)	5,812,741

Net change in unrealized appreciation/depreciation	25,325,264

Net realized/unrealized gains	37,011,228

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$40,805,929

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Dynamic U.S. Growth Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$3,794,701	$1,233,775
Net realized gains	11,685,964	68,847,547
Net change in unrealized appreciation/depreciation	25,325,264	(49,198,642)

Change in net assets resulting from operations	40,805,929	20,882,680

Distributions to Shareholders From:
Distributable earnings:
Class A	(9,253,574)	(2,998,627)
Class C	(1,742,162)	(734,938)
Class R	(22,922)	(6,215)
Class R6	(52,402,819)	(16,474,497)
Eagle Class	(1,393)	– (a)
Institutional Service Class	(3,489,236)	(564,971)

Change in net assets from shareholder distributions	(66,912,106)	(20,779,248)

Change in net assets from capital transactions	82,039,156	(1,300,045)

Change in net assets	55,932,979	(1,196,613)

Net Assets:
Beginning of year	211,693,682	212,890,295

End of year	$267,626,661	$211,693,682

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$13,872,212	$3,503,473
Proceeds from shares issued in class conversion (Note 1)	72,705	–
Dividends reinvested	8,943,273	2,901,977
Cost of shares redeemed	(5,885,715)	(7,429,109)

Total Class A Shares	17,002,475	(1,023,659)

Class C Shares
Proceeds from shares issued	2,119,494	213,130
Dividends reinvested	1,554,343	647,419
Cost of shares redeemed in class conversion (Note 1)	(72,705)	–
Cost of shares redeemed	(1,658,649)	(2,748,497)

Total Class C Shares	1,942,483	(1,887,948)

Class R Shares
Proceeds from shares issued	9,127	4,300
Dividends reinvested	22,267	6,041
Cost of shares redeemed	(5,229)	(2,149)

Total Class R Shares	26,165	8,192

Class R6 Shares
Proceeds from shares issued	5,266,191	3,407,810
Dividends reinvested	51,047,383	16,011,623
Cost of shares redeemed	(22,275,396)	(17,343,449)

Total Class R6 Shares	34,038,178	2,075,984

Eagle Class Shares
Proceeds from shares issued	–	5,000 (a)
Dividends reinvested	1,393	– (a)
Cost of shares redeemed	–	– (a)

Total Eagle Class Shares	1,393	5,000 (a)

Statements of Changes in Net Assets (Continued)

	Nationwide Dynamic U.S. Growth Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$35,857,975	$1,272,399
Dividends reinvested	1,825,053	558,886
Cost of shares redeemed	(8,654,566)	(2,308,899)

Total Institutional Service Class Shares	29,028,462	(477,614)

Change in net assets from capital transactions	$82,039,156	$(1,300,045)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,595,526	281,651
Issued in class conversion (Note 1)	7,826	–
Reinvested	1,153,032	247,247
Redeemed	(646,107)	(604,040)

Total Class A Shares	2,110,277	(75,142)

Class C Shares
Issued	367,943	21,884
Reinvested	309,461	71,617
Redeemed in class conversion (Note 1)	(12,117)	–
Redeemed	(279,348)	(290,204)

Total Class C Shares	385,939	(196,703)

Class R Shares
Issued	1,043	353
Reinvested	2,989	527
Redeemed	(575)	(168)

Total Class R Shares	3,457	712

Class R6 Shares
Issued	556,178	257,613
Reinvested	6,093,474	1,290,830
Redeemed	(2,237,586)	(1,314,509)

Total Class R6 Shares	4,412,066	233,934

Eagle Class Shares
Issued	–	347 (a)
Reinvested	165	– (a)
Redeemed	–	– (a)

Total Eagle Class Shares	165	347 (a)

Institutional Service Class Shares
Issued	3,463,305	95,560
Reinvested	214,802	44,898
Redeemed	(944,207)	(174,530)

Total Institutional Service Class Shares	2,733,900	(34,072)

Total change in shares	9,645,804	(70,924)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from October 1, 2018 (commencement of operations) through October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Dynamic U.S. Growth Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$12.36	0.13	1.17	1.30	(0.12)	(3.83)	(3.95)	$9.71	18.99%		$43,376,574	0.90%	1.43%		1.10%	4.49%
Year Ended October 31, 2018	$12.46	0.04	1.11	1.15	(0.03)	(1.22)	(1.25)	$12.36	9.68%		$29,136,197	0.94%	0.34%		1.15%	153.29%
Year Ended October 31, 2017	$10.34	0.02	2.64	2.66	(0.02)	(0.52)	(0.54)	$12.46	26.88%		$30,306,398	0.96%	0.17%		1.16%	82.46%
Year Ended October 31, 2016	$11.07	0.04	(0.24)	(0.20)	(0.04)	(0.49)	(0.53)	$10.34	(1.83%	)	$28,098,839	0.97%	0.35%		1.19%	100.36%
Year Ended October 31, 2015	$12.70	0.01	0.81	0.82	(0.02)	(2.43)	(2.45)	$11.07	8.41%		$35,834,674	0.96%	0.13%		1.17%	95.18%

Class C Shares
Year Ended October 31, 2019	$9.46	0.04	0.67	0.71	(0.07)	(3.83)	(3.90)	$6.27	18.12%		$5,277,086	1.69%	0.65%		1.89%	4.49%
Year Ended October 31, 2018	$9.86	(0.05)	0.87	0.82	–	(1.22)	(1.22)	$9.46	8.84%		$4,314,906	1.76%	(0.50%	)	1.96%	153.29%
Year Ended October 31, 2017	$8.35	(0.06)	2.10	2.04	(0.01)	(0.52)	(0.53)	$9.86	25.68%		$6,439,140	1.76%	(0.62%	)	1.96%	82.46%
Year Ended October 31, 2016	$9.07	(0.04)	(0.18)	(0.22)	(0.01)	(0.49)	(0.50)	$8.35	(2.54%	)	$6,621,421	1.76%	(0.45%	)	1.98%	100.36%
Year Ended October 31, 2015	$10.91	(0.06)	0.65	0.59	–	(2.43)	(2.43)	$9.07	7.50%		$6,498,502	1.76%	(0.67%	)	1.96%	95.18%

Class R Shares
Year Ended October 31, 2019	$12.04	0.09	1.12	1.21	(0.08)	(3.83)	(3.91)	$9.34	18.58%		$86,163	1.30%	1.04%		1.50%	4.49%
Year Ended October 31, 2018	$12.20	(0.01)	1.08	1.07	(0.01)	(1.22)	(1.23)	$12.04	9.20%		$69,504	1.35%	(0.07%	)	1.55%	153.29%
Year Ended October 31, 2017	$10.17	(0.01)	2.57	2.56	(0.01)	(0.52)	(0.53)	$12.20	26.32%		$61,710	1.32%	(0.13%	)	1.52%	82.46%
Year Ended October 31, 2016	$10.90	0.05	(0.22)	(0.17)	(0.07)	(0.49)	(0.56)	$10.17	(1.61%	)	$135,566	0.79%	0.52%		1.01%	100.36%
Year Ended October 31, 2015	$12.57	(0.02)	0.78	0.76	–	(2.43)	(2.43)	$10.90	7.93%		$122,592	1.35%	(0.22%	)	1.55%	95.18%

Class R6 Shares (g)
Year Ended October 31, 2019	$13.02	0.17	1.29	1.46	(0.15)	(3.83)	(3.98)	$10.50	19.38%		$185,332,637	0.61%	1.70%		0.82%	4.49%
Year Ended October 31, 2018	$13.06	0.08	1.16	1.24	(0.06)	(1.22)	(1.28)	$13.02	10.00%		$172,430,086	0.65%	0.63%		0.85%	153.29%
Year Ended October 31, 2017	$10.81	0.06	2.76	2.82	(0.05)	(0.52)	(0.57)	$13.06	27.24%		$169,882,882	0.65%	0.48%		0.85%	82.46%
Year Ended October 31, 2016	$11.55	0.07	(0.24)	(0.17)	(0.08)	(0.49)	(0.57)	$10.81	(1.52%	)	$144,091,314	0.65%	0.67%		0.87%	100.36%
Year Ended October 31, 2015	$13.17	0.05	0.84	0.89	(0.08)	(2.43)	(2.51)	$11.55	8.73%		$160,968,539	0.65%	0.45%		0.85%	95.18%

Eagle Class Shares
Year Ended October 31, 2019	$13.09	0.16	1.32	1.48	(0.14)	(3.83)	(3.97)	$10.60	19.43%	(h)	$5,425	0.76%	1.56%		0.96%	4.49%
Period Ended October 31, 2018 (i)	$14.39	0.01	(1.31)	(1.30)	–	–	–	$13.09	(9.03%	)	$4,549	0.73%	0.72%		0.94%	153.29%

Institutional Service Class Shares
Year Ended October 31, 2019	$13.09	0.19	1.27	1.46	(0.14)	(3.83)	(3.97)	$10.58	19.19%		$33,548,776	0.72%	1.84%		0.91%	4.49%
Year Ended October 31, 2018	$13.12	0.06	1.17	1.23	(0.04)	(1.22)	(1.26)	$13.09	9.88%		$5,738,440	0.80%	0.49%		1.01%	153.29%
Year Ended October 31, 2017	$10.86	0.03	2.78	2.81	(0.03)	(0.52)	(0.55)	$13.12	26.98%		$6,200,165	0.86%	0.29%		1.06%	82.46%
Year Ended October 31, 2016	$11.59	0.05	(0.24)	(0.19)	(0.05)	(0.49)	(0.54)	$10.86	(1.66%	)	$15,316,156	0.86%	0.46%		1.08%	100.36%
Year Ended October 31, 2015	$13.19	0.02	0.84	0.86	(0.03)	(2.43)	(2.46)	$11.59	8.42%		$20,150,897	0.88%	0.21%		1.09%	95.18%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(h)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(i)	For the period from October 1, 2018 (commencement of operations) through October 31, 2018. Total return is calculated based on inception date of October 1, 2018 through October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Fund

For the annual period ended October 31, 2019, the Nationwide Fund (Institutional Service Class) returned 14.13%* versus 14.33% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the return for the Fund’s closest Morningstar® peer category, Large Blend (consisting of 1,396 funds as of October 31, 2019), was 12.45% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

U.S. equities, as measured by the S&P 500, posted positive results over the reporting period. Toward the end of 2018, volatility was elevated as markets contended with a confluence of moderating growth, tighter liquidity and monetary policy, trade uncertainty, swelling fiscal deficits and political turmoil. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% in December 2018. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, buoyed by a dovish shift in Fed policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter earnings, and corporate buybacks. The Fed left its benchmark interest rate unchanged during the quarter, signaling a more patient approach toward future policy-rate adjustments in response to slowing economic growth and muted inflation. By the summer of 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose for the third consecutive quarter with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues, and expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September by a combined 0.50% in an effort to sustain economic expansion and mitigate the risks of moderating growth and trade frictions. In the final month of the reporting period, the Fed lowered interest rates for a third time in 2019 by 0.25% and signaled its intention to pause further changes in policy. The United States and China made progress toward finalizing sections of a “phase one” trade agreement.

Performance Review

The Fund’s performance during the period was driven by strong stock selection in the Information Technology, Industrials and Materials sectors. This was partially offset by weak selection in the Consumer Staples, Consumer Discretionary and Utilities sectors.

Top contributors to relative Fund performance during the reporting period included Global Payments (Information Technology), American Tower (Real Estate) and Johnson & Johnson (Health Care). Global Payments, a payment technology company that helps merchants accept various payment types and improve business efficiency, was the top contributor during the period. The company reported a series of positive quarterly earnings results over the period, and also announced its acquisition of Total System Services. Investors are bullish on the combined entity’s large scale, competitive edge and earnings growth potential. Shares of American Tower, a U.S.-based telecom tower real estate investment trust (REIT), rose at the end of July after reporting solid second-quarter earnings driven by an increase in organic tenant billings growth in the United States and sustained momentum across international operations. Not holding Johnson & Johnson, a developer of medical devices, pharmaceuticals and consumer packaged goods, was a strong contributor to relative Fund performance. Shares were weak as concerns about lawsuits the company faces regarding its talc-based baby powder and its alleged role in the opioid crisis weighed on the stock.

Top detractors from relative Fund performance during the reporting period included TD Ameritrade (Financials), Apple (Information

Fund Commentary (cont.)	Nationwide Fund

Technology) and Anthem (Health Care). TD Ameritrade, an online brokerage company, was the top detractor during the period. Shares fell sharply toward the end of the period, after market leader Charles Schwab announced plans to eliminate commissions on U.S. stocks, ETFs and options. The escalating price war among online brokerages directly affects TD Ameritrade, as a significant portion of its revenue comes from commissions and fees. The Fund’s underweight position in Apple detracted from relative Fund performance as shares of Apple rose after the company reporting second-quarter earnings that were above expectations. The company’s guidance was strong and beat expectations as iPhone results were not as bad as feared, services remained strong, and wearables surprised to the upside. Anthem, a U.S.-based managed healthcare company, detracted from relative Fund performance. Anthem shares declined as the company continued to face political headwinds. Recent quarterly results revealed some temporary weakness in Anthem’s Medicaid business across a small subset of states where a key spending metric known as medical-loss ratios has been higher than expected.

The portfolio utilized exchange-traded funds (ETFs) during the reporting period to equitize cash. The positions did not have a material impact on the portfolio during the period.

Subadviser:

Wellington Management Company LLP

Portfolio Managers:

Mary L. Pryshlak, CFA and Jonathan G. White, CFA

*	High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Funds using both a growth style and a value style of investing may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Fund

Asset Allocation1

Common Stocks	98.7%
Exchange Traded Fund	0.9%
Repurchase Agreements	0.5%
Short-Term Investment	0.1%
Liabilities in excess of other assets	(0.2)%
100.0%

Top Industries2

Software	6.8%
Interactive Media & Services	6.3%
Internet & Direct Marketing Retail	5.3%
Pharmaceuticals	5.1%
IT Services	4.9%
Oil, Gas & Consumable Fuels	4.1%
Semiconductors & Semiconductor Equipment	3.8%
Aerospace & Defense	3.8%
Health Care Equipment & Supplies	3.7%
Insurance	3.7%
Other Industries#	52.5%
100.0%

Top Holdings2

Amazon.com, Inc.	4.4%
Alphabet, Inc., Class A	4.1%
Microsoft Corp.	4.0%
Bank of America Corp.	2.8%
Apple, Inc.	2.6%
Coca-Cola Co. (The)	2.2%
Procter & Gamble Co. (The)	2.2%
Facebook, Inc., Class A	2.1%
Verizon Communications, Inc.	1.8%
Comcast Corp., Class A	1.8%
Other Holdings#	72.0%
100.0%

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

Fund Performance	Nationwide Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	13.91%	9.45%	11.98%
	w/SC2	7.37%	8.16%	11.32%
Class C	w/o SC1	12.99%	8.61%	11.16%
	w/SC3	12.11%	N/A	N/A
Class R4,5		13.30%	8.97%	11.55%
Class R6	w/o SC1	14.27%	N/A	9.63%	[7]
Institutional	w/o SC	14.13%	9.71%	12.24%
Service Class[6]	w/SC8	14.13%	9.71%	11.73%
S&P 500® Index		14.33%	10.78%	13.70%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of April 10, 2018.

[8]	A 4.50% front-end sales charge was deducted on Class D Shares through July 31, 2012. Effective August 1, 2012, the front-end sales charge was eliminated.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	0.98%	0.94%
Class C	1.72%	1.68%
Class R	1.41%	1.37%
Class R6	0.73%	0.62%
Institutional Service Class	0.66%	0.69%

^

Current effective prospectus dated February 28, 2019. The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respesctive share class’ actual results.

Fund Performance (cont.)	Nationwide Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Fund versus the S&P 500® Index over the 10-year period ended 10/31/19. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19	Expense Ratio During Period (%) 5/1/19 - 10/31/19
Class A Shares	Actual	(a)	1,000.00	1,033.70	4.56	0.89
	Hypothetical	(a)(b)	1,000.00	1,020.72	4.53	0.89
Class C Shares	Actual	(a)	1,000.00	1,029.60	8.44	1.65
	Hypothetical	(a)(b)	1,000.00	1,016.89	8.39	1.65
Class R Shares	Actual	(a)	1,000.00	1,031.00	6.91	1.35
	Hypothetical	(a)(b)	1,000.00	1,018.40	6.87	1.35
Class R6 Shares	Actual	(a)	1,000.00	1,035.20	2.98	0.58
	Hypothetical	(a)(b)	1,000.00	1,022.28	2.96	0.58
Institutional Service Class Shares	Actual	(a)	1,000.00	1,034.80	3.44	0.67
	Hypothetical	(a)(b)	1,000.00	1,021.83	3.41	0.67

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2019

Nationwide Fund

Common Stocks 98.7%

	Shares	Value

Aerospace & Defense 3.8%
Boeing Co. (The)	27,808	$9,452,217
Lockheed Martin Corp.	35,374	13,324,678
United Technologies Corp.	111,120	15,954,610

		38,731,505

Air Freight & Logistics 0.3%
FedEx Corp.	20,956	3,199,143

Airlines 0.2%
Southwest Airlines Co.	29,012	1,628,444

Banks 2.8%
Bank of America Corp.	908,679	28,414,392

Beverages 2.2%
Coca-Cola Co. (The)	408,980	22,260,781

Biotechnology 1.2%
Alnylam Pharmaceuticals, Inc.*	9,507	824,637
Biogen, Inc.*	8,294	2,477,501
Incyte Corp.*	17,013	1,427,731
Regeneron Pharmaceuticals, Inc.*	2,109	645,944
Seattle Genetics, Inc.*	29,204	3,136,510
Vertex Pharmaceuticals, Inc.*	20,474	4,002,257

		12,514,580

Capital Markets 2.6%
Blackstone Group, Inc. (The), Class A	221,981	11,800,510
Raymond James Financial, Inc.	37,821	3,157,675
S&P Global, Inc.	19,150	4,940,509
TD Ameritrade Holding Corp.	163,348	6,269,296

		26,167,990

Chemicals 2.0%
Celanese Corp.	43,154	5,228,107
Dow, Inc.	40,332	2,036,363
FMC Corp.	49,709	4,548,374
Linde plc	22,331	4,429,354
PPG Industries, Inc.	35,062	4,386,957

		20,629,155

Construction & Engineering 0.2%
Jacobs Engineering Group, Inc.	24,748	2,315,918

Consumer Finance 0.5%
American Express Co.	46,575	5,462,316

Containers & Packaging 1.0%
Ball Corp.	66,306	4,639,431
Crown Holdings, Inc.*	43,238	3,149,456
International Paper Co.	57,346	2,504,873

		10,293,760

Diversified Financial Services 0.7%
Berkshire Hathaway, Inc., Class B*	34,346	7,301,273

Diversified Telecommunication Services 1.8%
Verizon Communications, Inc.	306,216	18,516,882

Common Stocks (continued)

	Shares	Value

Electric Utilities 2.2%
Duke Energy Corp.	52,275	$4,927,442
Edison International	27,008	1,698,803
Exelon Corp.	266,469	12,121,675
PPL Corp.	112,027	3,751,784

		22,499,704

Electrical Equipment 0.7%
AMETEK, Inc.	13,627	1,248,914
Emerson Electric Co.	38,639	2,710,526
Rockwell Automation, Inc.	18,689	3,214,321

		7,173,761

Energy Equipment & Services 0.4%
Schlumberger Ltd.	121,984	3,987,657

Entertainment 2.0%
Electronic Arts, Inc.*	55,927	5,391,363
Liberty Media Corp-Liberty Formula One, Class C*	48,604	2,065,670
Netflix, Inc.*	18,844	5,415,954
Spotify Technology SA*	12,126	1,749,782
Take-Two Interactive Software, Inc.*	10,069	1,211,804
Walt Disney Co. (The)	36,943	4,799,634

		20,634,207

Equity Real Estate Investment Trusts (REITs) 3.2%
Alexandria Real Estate Equities, Inc.	34,646	5,500,052
American Tower Corp.	49,828	10,866,490
Equinix, Inc.	12,755	7,229,279
HCP, Inc.	107,264	4,035,272
Public Storage	20,092	4,477,703

		32,108,796

Food Products 1.3%
Mondelez International, Inc., Class A	251,558	13,194,217

Health Care Equipment & Supplies 3.8%
Abbott Laboratories	196,178	16,402,443
Baxter International, Inc.	78,651	6,032,532
Danaher Corp.	61,408	8,463,250
Edwards Lifesciences Corp.*	30,511	7,273,212

		38,171,437

Health Care Providers & Services 2.6%
Anthem, Inc.	58,983	15,871,146
HCA Healthcare, Inc.	44,457	5,936,788
UnitedHealth Group, Inc.	18,819	4,755,561

		26,563,495

Hotels, Restaurants & Leisure 1.6%
Marriott International, Inc., Class A	29,494	3,732,466
McDonald’s Corp.	52,298	10,287,016
MGM Resorts International	73,246	2,087,511

		16,106,993

Household Durables 2.0%
DR Horton, Inc.	137,348	7,192,915
Lennar Corp., Class A	221,183	13,182,507

		20,375,422

Statement of Investments (Continued)

October 31, 2019

Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Value

Household Products 2.2%
Procter & Gamble Co. (The)	178,043	$22,168,134

Independent Power and Renewable Electricity Producers 0.8%
NRG Energy, Inc.	212,060	8,507,847

Industrial Conglomerates 0.2%
3M Co.	2,002	330,310
General Electric Co.	200,923	2,005,211

		2,335,521

Insurance 3.7%
American International Group, Inc.	167,801	8,886,741
Athene Holding Ltd., Class A*	126,402	5,479,527
Hartford Financial Services Group, Inc. (The)	114,087	6,512,086
Marsh & McLennan Cos., Inc.	77,637	8,044,746
Progressive Corp. (The)	46,820	3,263,354
Prudential Financial, Inc.	58,676	5,347,730

		37,534,184

Interactive Media & Services 6.3%
Alphabet, Inc., Class A*	33,012	41,555,506
Facebook, Inc., Class A*	114,577	21,958,682
Pinterest, Inc., Class A*	34,575	869,215

		64,383,403

Internet & Direct Marketing Retail 5.3%
Amazon.com, Inc.*	25,587	45,459,399
Expedia Group, Inc.	60,448	8,260,824

		53,720,223

IT Services 4.9%
FleetCor Technologies, Inc.*	28,864	8,492,366
Global Payments, Inc.	89,735	15,181,368
GoDaddy, Inc., Class A*	79,410	5,164,032
PayPal Holdings, Inc.*	58,761	6,117,020
Visa, Inc., Class A	86,179	15,413,976

		50,368,762

Life Sciences Tools & Services 1.2%
Thermo Fisher Scientific, Inc.	38,563	11,645,255

Machinery 2.5%
Caterpillar, Inc.	8,242	1,135,748
Dover Corp.	21,162	2,198,520
Fortive Corp.	79,118	5,459,142
Illinois Tool Works, Inc.	20,150	3,396,887
Ingersoll-Rand plc	47,906	6,078,792
PACCAR, Inc.	60,986	4,638,595
Wabtec Corp.	43,321	3,005,178

		25,912,862

Media 2.6%
Charter Communications, Inc., Class A*	17,934	8,390,601
Comcast Corp., Class A	412,092	18,469,964

		26,860,565

Metals & Mining 0.1%
Nucor Corp.	15,707	845,822

Common Stocks (continued)

	Shares	Value

Multi-Utilities 1.3%
National Grid plc, ADR-UK	38,567	$2,251,156
Sempra Energy	76,082	10,994,610

		13,245,766

Oil, Gas & Consumable Fuels 4.1%
BP plc, ADR-UK	66,979	2,539,174
Chevron Corp.	58,493	6,793,377
Concho Resources, Inc.	18,007	1,215,832
Diamondback Energy, Inc.	22,518	1,931,144
Encana Corp.	431,956	1,697,587
Exxon Mobil Corp.	193,572	13,079,660
Marathon Petroleum Corp.	95,506	6,107,609
Noble Energy, Inc.	107,277	2,066,155
Pioneer Natural Resources Co.	11,948	1,469,843
TC Energy Corp.	96,571	4,860,418

		41,760,799

Pharmaceuticals 5.1%
AstraZeneca plc, ADR-UK	337,154	16,530,661
Bristol-Myers Squibb Co.	212,243	12,176,381
Elanco Animal Health, Inc.*	38,552	1,041,675
Eli Lilly & Co.	61,188	6,972,372
Pfizer, Inc.	406,835	15,610,259

		52,331,348

Professional Services 1.2%
Equifax, Inc.	19,684	2,691,000
IHS Markit Ltd.*	138,510	9,698,470

		12,389,470

Road & Rail 1.7%
JB Hunt Transport Services, Inc.	21,408	2,516,724
Norfolk Southern Corp.	55,170	10,040,940
Uber Technologies, Inc.* (a)	146,986	4,630,059

		17,187,723

Semiconductors & Semiconductor Equipment 3.8%
Advanced Micro Devices, Inc.*	250,417	8,496,649
Intel Corp.	73,188	4,137,318
KLA Corp.	29,646	5,011,360
Marvell Technology Group Ltd.	175,109	4,270,908
Micron Technology, Inc.*	125,583	5,971,472
Taiwan Semiconductor Manufacturing Co. Ltd., ADR-TW	72,699	3,753,449
Texas Instruments, Inc.	62,966	7,429,358

		39,070,514

Software 6.8%
Adobe, Inc.*	13,722	3,813,756
Microsoft Corp.	288,352	41,341,026
salesforce.com, Inc.*	46,813	7,325,766
ServiceNow, Inc.*	6,417	1,586,668
Slack Technologies, Inc., Class A* (a)	36,396	800,712
Splunk, Inc.*	11,266	1,351,469
SS&C Technologies Holdings, Inc.	203,734	10,596,205
Workday, Inc., Class A*	17,735	2,875,908

		69,691,510

Statement of Investments (Continued)

October 31, 2019

Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Value

Specialty Retail 2.8%
Lowe’s Cos., Inc.	119,145	$13,297,774
TJX Cos., Inc. (The)	271,054	15,626,263

		28,924,037

Technology Hardware, Storage & Peripherals 3.0%
Apple, Inc.	104,942	26,105,372
Western Digital Corp.	86,518	4,468,655

		30,574,027

Total Common Stocks (cost $856,117,498)		1,007,709,600

Exchange Traded Fund 0.9%
Equity Fund 0.9%
SPDR S&P 500 ETF Trust	29,107	8,829,026

Total Exchange Traded Fund (cost $8,640,404)		8,829,026

Short-Term Investment 0.1%
Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 1.76% (b)(c)	514,647	514,647

Total Short-Term Investment (cost $514,647)		514,647

Repurchase Agreements 0.5%

	Principal Amount

BNP Paribas Securities Corp., 1.70%, dated 10/31/2019, due 11/1/2019, repurchase price $3,560,891, collateralized by U.S. Treasury Note, 2.50%, maturing 2/28/2021; total market value $3,645,518. (c)(d)	$3,560,722	3,560,722
Royal Bank of Canada, 1.68%, dated 10/31/2019, due 11/1/2019, repurchase price $1,757,763, collateralized by U.S. Treasury Note, 3.00%, maturing 9/30/2025; total market value $1,799,348. (c)(d)	1,757,681	1,757,681

Total Repurchase Agreements (cost $5,318,403)		5,318,403

Total Investments (cost $870,590,952) — 100.2%		1,022,371,676

Liabilities in excess of other assets — (0.2)%		(1,899,568)

NET ASSETS — 100.0%		$1,020,472,108

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $5,337,220, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $514,647 and $5,318,403, respectively, a total value of $5,833,050.

(b)	Represents 7-day effective yield as of October 31, 2019.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2019 was $5,833,050.

(d)	Please refer to Note 2(h) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

TW	Taiwan

UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2019

Nationwide Fund
Assets:
Investment securities, at value* (cost $865,272,549)	$1,017,053,273
Repurchase agreements, at value (cost $5,318,403)	5,318,403
Cash	5,716,532
Interest and dividends receivable	766,343
Securities lending income receivable	22,368
Receivable for investments sold	322,827
Receivable for capital shares issued	88,624
Reclaims receivable	81
Prepaid expenses	32,150

Total Assets	1,029,320,601

Liabilities:
Payable for investments purchased	1,870,694
Payable for capital shares redeemed	285,606
Payable upon return of securities loaned (Note 2)	5,833,050
Accrued expenses and other payables:
Investment advisory fees	417,966
Fund administration fees	39,473
Distribution fees	33,316
Administrative servicing fees	138,602
Accounting and transfer agent fees	97,549
Trustee fees	4,298
Custodian fees	14,427
Compliance program costs (Note 3)	1,396
Professional fees	37,950
Printing fees	60,881
Recoupment fees (Note 3)	4,356
Other	8,929

Total Liabilities	8,848,493

Net Assets	$1,020,472,108

Represented by:
Capital	$849,288,287
Total distributable earnings (loss)	171,183,821

Net Assets	$1,020,472,108

Net Assets:
Class A Shares	$153,344,474
Class C Shares	1,475,137
Class R Shares	7,432
Class R6 Shares	5,774
Institutional Service Class Shares	865,639,291

Total	$1,020,472,108

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	6,747,764
Class C Shares	71,804
Class R Shares	337
Class R6 Shares	260
Institutional Service Class Shares	38,977,448

Total	45,797,613

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$22.73
Class C Shares (b)	$20.54
Class R Shares	$22.05
Class R6 Shares	$22.21
Institutional Service Class Shares	$22.21
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$24.12

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $5,337,220 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Fund
INVESTMENT INCOME:
Dividend income	$16,770,668
Interest income	97,891
Income from securities lending (Note 2)	44,052
Foreign tax withholding	(78,458)

Total Income	16,834,153

EXPENSES:
Investment advisory fees	5,317,300
Fund administration fees	333,386
Distribution fees Class A	370,171
Distribution fees Class C	28,609
Distribution fees Class R	195
Administrative servicing fees Class A	84,630
Administrative servicing fees Class C	1,716
Administrative servicing fees Class R	98
Administrative servicing fees Institutional Service Class	651,179
Registration and filing fees	76,138
Professional fees	73,409
Printing fees	48,305
Trustee fees	36,145
Custodian fees	48,274
Accounting and transfer agent fees	377,537
Compliance program costs (Note 3)	4,866
Recoupment fees (Note 3)	4,356
Other	26,858

Total expenses before fees waived	7,483,172

Investment advisory fees waived (Note 3)	(449,314)

Net Expenses	7,033,858

NET INVESTMENT INCOME	9,800,295

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities (Note 10)	21,703,102
Foreign currency transactions (Note 2)	(2,510)

Net realized gains	21,700,592

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	99,940,891
Translation of assets and liabilities denominated in foreign currencies	2,758

Net change in unrealized appreciation/depreciation	99,943,649

Net realized/unrealized gains	121,644,241

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$131,444,536

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$9,800,295	$9,812,126
Net realized gains	21,700,592	188,390,178
Net change in unrealized appreciation/depreciation	99,943,649	(153,037,955)

Change in net assets resulting from operations	131,444,536	45,164,349

Distributions to Shareholders From:
Distributable earnings:
Class A	(28,614,394)	(13,991,482)
Class C	(642,159)	(330,751)
Class R	(11,565)	(5,417)
Class R6	(1,023)	(29	)(a)
Institutional Service Class	(168,576,285)	(84,222,401)

Change in net assets from shareholder distributions	(197,845,426)	(98,550,080)

Change in net assets from capital transactions	80,548,221	32,390,235

Change in net assets	14,147,331	(20,995,496)

Net Assets:
Beginning of year	1,006,324,777	1,027,320,273

End of year	$1,020,472,108	$1,006,324,777

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,006,945	$4,463,610
Proceeds from shares issued in class conversion (Note 1)	670,724	–
Dividends reinvested	28,190,935	13,799,886
Cost of shares redeemed	(19,156,155)	(18,565,528)

Total Class A Shares	14,712,449	(302,032)

Class C Shares
Proceeds from shares issued	223,512	162,975
Dividends reinvested	568,694	297,330
Cost of shares redeemed in class conversion (Note 1)	(670,724)	–
Cost of shares redeemed	(1,354,232)	(935,586)

Total Class C Shares	(1,232,750)	(475,281)

Class R Shares
Proceeds from shares issued	6,815	1,864
Dividends reinvested	11,565	5,417
Cost of shares redeemed	(61,794)	(5,252)

Total Class R Shares	(43,414)	2,029

Class R6 Shares
Proceeds from shares issued	–	4,997	(a)
Dividends reinvested	1,023	29	(a)
Cost of shares redeemed	–	–	(a)

Total Class R6 Shares	1,023	5,026	(a)

Institutional Service Class Shares
Proceeds from shares issued	19,457,837	48,479,805
Dividends reinvested	161,996,145	80,418,799
Cost of shares redeemed	(114,343,069)	(95,738,111)

Total Institutional Service Class Shares	67,110,913	33,160,493

Change in net assets from capital transactions	$80,548,221	$32,390,235

Statements of Changes in Net Assets (Continued)

	Nationwide Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	233,157	170,712
Issued in class conversion (Note 1)	30,866	–
Reinvested	1,486,366	546,024
Redeemed	(901,247)	(715,642)

Total Class A Shares	849,142	1,094

Class C Shares
Issued	11,208	6,363
Reinvested	33,208	12,705
Redeemed in class conversion (Note 1)	(34,116)	–
Redeemed	(69,385)	(39,761)

Total Class C Shares	(59,085)	(20,693)

Class R Shares
Issued	330	73
Reinvested	629	219
Redeemed	(3,027)	(212)

Total Class R Shares	(2,068)	80

Class R6 Shares
Issued	–	204 (a)
Reinvested	55	1 (a)
Redeemed	–	– (a)

Total Class R6 Shares	55	205 (a)

Institutional Service Class Shares
Issued	926,267	1,874,752
Reinvested	8,731,208	3,231,843
Redeemed	(5,330,832)	(3,723,589)

Total Institutional Service Class Shares	4,326,643	1,383,006

Total change in shares	5,114,687	1,363,692

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from April 11, 2018 (commencement of operations) through October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$25.12	0.17	2.31	2.48	(0.16)	(4.71)	(4.87)	$22.73	13.91%		$153,344,474	0.90%	0.78%		0.95%	53.33%
Year Ended October 31, 2018	$26.48	0.18	0.85	1.03	(0.21)	(2.18)	(2.39)	$25.12	3.87%		$148,186,807	0.95%	0.69%		1.00%	140.41%
Year Ended October 31, 2017	$22.25	0.21	4.98	5.19	(0.26)	(0.70)	(0.96)	$26.48	23.93%		$156,138,195	0.96%	0.86%		1.00%	79.20%
Year Ended October 31, 2016	$22.31	0.27	0.43	0.70	(0.22)	(0.54)	(0.76)	$22.25	3.30%		$136,414,821	0.96%	1.27%		1.04%	60.90%
Year Ended October 31, 2015	$21.77	0.22	0.57	0.79	(0.25)	–	(0.25)	$22.31	3.68%		$145,390,681	0.95%	0.98%		1.00%	72.24%	(h)

Class C Shares
Year Ended October 31, 2019	$23.24	0.01	2.04	2.05	(0.04)	(4.71)	(4.75)	$20.54	12.99%		$1,475,137	1.65%	0.07%		1.70%	53.33%
Year Ended October 31, 2018	$24.69	(0.01)	0.81	0.80	(0.07)	(2.18)	(2.25)	$23.24	3.15%		$3,042,181	1.66%	(0.02%	)	1.71%	140.41%
Year Ended October 31, 2017	$20.81	0.03	4.64	4.67	(0.09)	(0.70)	(0.79)	$24.69	22.99%		$3,742,859	1.72%	0.11%		1.77%	79.20%
Year Ended October 31, 2016	$20.93	0.10	0.40	0.50	(0.08)	(0.54)	(0.62)	$20.81	2.49%		$4,046,885	1.75%	0.49%		1.79%	60.90%
Year Ended October 31, 2015	$20.45	0.04	0.54	0.58	(0.10)	–	(0.10)	$20.93	2.88%		$4,645,828	1.72%	0.18%		1.77%	72.24%	(h)

Class R Shares
Year Ended October 31, 2019	$24.55	0.09	2.19	2.28	(0.07)	(4.71)	(4.78)	$22.05	13.30%		$7,432	1.35%	0.45%		1.39%	53.33%
Year Ended October 31, 2018	$25.92	0.09	0.85	0.94	(0.13)	(2.18)	(2.31)	$24.55	3.60%	(g)	$59,034	1.28%	0.35%		1.33%	140.41%
Year Ended October 31, 2017	$21.80	0.10	4.86	4.96	(0.14)	(0.70)	(0.84)	$25.92	23.33%	(g)	$60,273	1.39%	0.44%		1.44%	79.20%
Year Ended October 31, 2016	$21.87	0.17	0.43	0.60	(0.13)	(0.54)	(0.67)	$21.80	2.85%		$68,698	1.42%	0.79%		1.46%	60.90%
Year Ended October 31, 2015	$21.35	0.14	0.54	0.68	(0.16)	–	(0.16)	$21.87	3.19%		$56,905	1.41%	0.62%		1.46%	72.24%	(h)

Class R6 Shares
Year Ended October 31, 2019	$24.67	0.23	2.25	2.48	(0.23)	(4.71)	(4.94)	$22.21	14.27%		$5,774	0.58%	1.08%		0.65%	53.33%
Period Ended October 31, 2018 (j)	$24.56	0.13	0.12	0.25	(0.14)	–	(0.14)	$24.67	1.00%		$5,057	0.58%	0.91%		0.65%	140.41%

Institutional Service Class Shares
Year Ended October 31, 2019	$24.68	0.22	2.24	2.46	(0.22)	(4.71)	(4.93)	$22.21	14.13%		$865,639,291	0.67%	1.02%		0.71%	53.33%
Year Ended October 31, 2018	$26.07	0.25	0.85	1.10	(0.31)	(2.18)	(2.49)	$24.68	4.22%		$855,031,698	0.67%	0.97%		0.71%	140.41%
Year Ended October 31, 2017	$21.92	0.27	4.90	5.17	(0.32)	(0.70)	(1.02)	$26.07	24.22%		$867,378,946	0.71%	1.11%		0.76%	79.20%
Year Ended October 31, 2016	$21.99	0.32	0.42	0.74	(0.27)	(0.54)	(0.81)	$21.92	3.52%		$822,749,912	0.74%	1.49%		0.78%	60.90%
Year Ended October 31, 2015	$21.46	0.27	0.56	0.83	(0.30)	–	(0.30)	$21.99	3.93%		$828,756,789	0.73%	1.24%		0.78%	72.24%	(h)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(h)	Excludes merger activity.
(i)	For the period from April 11, 2018 (commencement of operations) through October 31, 2018. Total return is calculated based on inception date of April 10, 2018 through October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Geneva Mid Cap Growth Fund

For the annual period ended October 31, 2019, the Nationwide Geneva Mid Cap Growth Fund (Class A at NAV) returned 15.19%* versus 18.93% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Mid-Cap Growth (consisting of 619 funds as of October 31, 2019), was 13.71% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

While the market backdrop was volatile during the 12-month reporting period, the performance of the Russell Midcap Growth Index was very strong, driven by the large weighting to technology (nearly one-third of the index) and the strong performance of these companies. There was certainly volatility during the reporting period, fueled by the erratic nature of the U.S.-China trade discussions, an ominous cloud of headlines surrounding the Trump administration and a slowing economy. In retrospect, we should not be entirely surprised with the decelerating economic growth rates we are witnessing, as the markets are typically forward looking and the correction in the fourth quarter of 2018 portended the slowdown. In fact, this is the third such slowdown (the others were 2015–2016 and 2011–2012) since the commencement of this expansionary period, which is now the longest in modern history. Soft periods should not be feared but rather welcomed, as they are beneficial to remove some of the excess, which builds during bull markets. We have seen a healthy correction in some of the high-multiple stocks and have witnessed some of the value-oriented companies exhibit some strength. Quality metrics were mixed during the reporting period and different parts of the market experienced more of a quality rotation than others. Broadly speaking, the overall market favored quality, as high-quality companies (those rated B+ or better) returned 13.51% versus 1.37% for low-quality companies (those rated B or worse). At the index level the story was more muddled. In the Russell Midcap Growth Index, we observed high return on equity and low debt-to-cap companies outperforming, signaling a bias toward high quality, but offsetting this was the outperformance of low-growth stocks.

For the one-year period ended October 31, 2019, the Fund underperformed its benchmark by 3.74%. At the sector level, the top detractors from Fund performance during the reporting period were Technology, Financial Services and Consumer Discretionary, registering -1.41%, -1.31% and -0.88%, respectively. The top detracting stocks for the period were Abiomed, Grand Canyon Education and Ligand Pharmaceuticals, registering -0.79%, -0.63% and -0.61%, respectively. Abiomed develops, manufactures and markets cardiovascular products, and shares of the company were weak during the reporting period as the company experienced slowing growth and increased investments in sales and marketing. During the third quarter, shares of Abiomed were down over 30% as it was the second quarter in a row in which the company missed revenue expectations. Management cut the 2020 outlook and continues to work through execution-related issues; until the company is able to reaccelerate growth and the newly hired sales staff fully ramps up, the company is likely to continue to trade at a depressed multiple. Sentiment in the healthcare space also has been affected by the 2020 U.S. presidential race and the possible implementation of the medical device tax. We continue to believe in the long-term story and believe the recent weakness will be temporary as management works through its issues and the Abiomed products become more widely adopted. Grand Canyon Education provides online post-secondary education services. Shares of this company also have been affected by the 2020 presidential race. During the most recent quarter, the company reported earnings per share (EPS) solidly above expectations, but the weakness can be explained by the negative sentiment surrounding the space, specifically fears around potential risks involving for-profit education if the democrats were to take over the White House. Ligand Pharmaceuticals shares were down meaningfully during the reporting period, although a relatively small position size helped to mitigate the impact; during the period, the company reported disappointing results, but near-term results seem to be more in line with expectations. The company sold off its Promacta asset for $827 million in cash in early 2019. The company is

Fund Commentary (cont.)	Nationwide Geneva Mid Cap Growth Fund

currently using that cash for share buybacks and strategic mergers and acquisitions (M&A). The company’s OmniAB platform remains the next significant catalyst for the company, but timing on that event seems to be a couple of years out and investors are looking for the company to use the aforementioned cash for strategic M&A.

Contributing to Fund performance during the reporting period were holdings in Producer Durables, Health Care and Energy, returning 1.18%, 0.31% and 0.29%, respectively. The top-performing securities for the period were Copart, CoStar Group and POOLCORP, returning 1.30%, 1.11% and 0.80%, respectively. Copart provides vehicle suppliers with a variety of services to process and sell salvage vehicles through auctions. Shares of the company steadily climbed higher throughout the reporting period as the company executed on its strategy. During this most recent quarter, the company reported a very strong quarter, including upside across all key metrics. Momentum in the business remains extremely healthy and the company continues to invest for the long term (it aggressively has been buying land/leases) to capitalize on what management views as sustained strong secular growth tailwinds. Much like Copart, shares of CoStar Group slowly and steadily rose throughout the reporting period. The company provides building-specific information to the U.S. commercial real estate industry and related industries. Most recently, CoStar Group reported another strong quarter of growth that exceeded expectations; revenue, margins and earnings came in ahead of estimates and, based on first-half performance, the full-year guidance should prove to be conservative. Lastly, POOLCORP rounded out the top three contributors to Fund performance for the reporting period. The company is a wholesale distributor of swimming pool supplies, equipment and related products. POOLCORP is the largest player in what is an extremely fragmented market; the company continues to take market share and grow sales at a high single-digit rate while expanding margins and buying back shares. This leads to high-teens earnings-per-share growth and makes the company a very consistent performer. During the most recent quarter, the company beat on both the top and bottom lines and provided an upbeat outlook. Strong management execution and strength across markets and product categories drove the company’s strong performance.

The Fund did not invest in derivatives during the reporting period.

Subadviser:

Geneva Capital Management LLC

Portfolio Managers:

José Muñoz, CFA; William A. Priebe, CFA; and William S. Priebe

*	High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including mid-sized companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Geneva Mid Cap Growth Fund

Asset Allocation1

Common Stocks	96.5%
Repurchase Agreements	0.5%
Short-Term Investment†	0.0%
Other assets in excess of liabilities	3.0%
100.0%

Top Industries2

Health Care Equipment & Supplies	15.3%
Software	14.7%
IT Services	11.9%
Electronic Equipment, Instruments & Components	7.4%
Specialty Retail	6.4%
Professional Services	6.2%
Capital Markets	4.6%
Machinery	4.4%
Commercial Services & Supplies	3.4%
Banks	2.9%
Other Industries#	22.8%
100.0%

Top Holdings2

CoStar Group, Inc.	3.5%
Copart, Inc.	3.4%
Fiserv, Inc.	3.3%
Intuit, Inc.	3.2%
Tyler Technologies, Inc.	3.1%
IDEXX Laboratories, Inc.	3.1%
Amphenol Corp., Class A	2.9%
Broadridge Financial Solutions, Inc.	2.8%
O’Reilly Automotive, Inc.	2.8%
ANSYS, Inc.	2.7%
Other Holdings#	69.2%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

Fund Performance	Nationwide Geneva Mid Cap Growth Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	15.19%	9.85%	12.81%
	w/SC3	8.55%	8.56%	12.17%
Class C1	w/o SC2	14.34%	9.04%	12.05%
	w/SC4	13.34%	N/A	N/A
Class R6[5,6]		15.60%	10.26%	9.66%	[7]
Institutional Service Class[1,5,8]		15.49%	10.11%	13.09%
Russell Midcap® Growth Index		18.93%	10.92%	14.76%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

Expense Ratio^
Class A	1.14%
Class C	1.88%
Class R6	0.78%
Institutional Service Class	0.93%

^

Current effective prospectus dated February 28, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (cont.)	Nationwide Geneva Mid Cap Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Geneva Mid Cap Growth Fund versus the Russell Midcap® Growth Index over the 10-year period ended 10/31/19. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class A shares of the Fund’s predecessor fund, the HighMark Geneva Mid Cap Growth Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Geneva Mid Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Geneva Mid Cap Growth Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19	Expense Ratio During Period (%) 5/1/19 - 10/31/19
Class A Shares	Actual	(a)	1,000.00	1,010.70	5.98	1.18
	Hypothetical	(a)(b)	1,000.00	1,019.26	6.01	1.18
Class C Shares	Actual	(a)	1,000.00	1,006.40	9.71	1.92
	Hypothetical	(a)(b)	1,000.00	1,015.53	9.75	1.92
Class R6 Shares	Actual	(a)	1,000.00	1,012.30	4.16	0.82
	Hypothetical	(a)(b)	1,000.00	1,021.07	4.18	0.82
Institutional Service Class Shares	Actual	(a)	1,000.00	1,011.50	4.92	0.97
	Hypothetical	(a)(b)	1,000.00	1,020.32	4.94	0.97

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2019

Nationwide Geneva Mid Cap Growth Fund

Common Stocks 96.5%

	Shares	Value

Banks 2.8%
East West Bancorp, Inc.	185,204	$7,948,956
Signature Bank	67,458	7,981,630

		15,930,586

Biotechnology 0.5%
Ligand Pharmaceuticals, Inc.* (a)	28,150	3,063,002

Building Products 0.7%
Fortune Brands Home & Security, Inc.	71,068	4,267,633

Capital Markets 4.4%
Intercontinental Exchange, Inc.	155,328	14,650,537
Raymond James Financial, Inc.	130,604	10,904,128

		25,554,665

Commercial Services & Supplies 3.3%
Copart, Inc.*	230,511	19,049,429

Distributors 2.5%
Pool Corp.	70,841	14,692,423

Diversified Consumer Services 2.3%
frontdoor, Inc.*	80,047	3,860,667
Grand Canyon Education, Inc.*	99,671	9,165,745

		13,026,412

Electronic Equipment, Instruments & Components 7.1%
Amphenol Corp., Class A	161,884	16,241,822
Cognex Corp.	134,556	6,928,288
National Instruments Corp.	203,590	8,426,590
Trimble, Inc.*	238,000	9,481,920

		41,078,620

Health Care Equipment & Supplies 14.9%
ABIOMED, Inc.*	41,154	8,542,747
Align Technology, Inc.*	32,933	8,308,667
Cooper Cos., Inc. (The)	39,441	11,477,331
IDEXX Laboratories, Inc.*	60,333	17,195,508
Masimo Corp.*	48,823	7,117,905
STERIS plc	103,581	14,663,962
Teleflex, Inc.	33,121	11,506,567
Varian Medical Systems, Inc.*	56,175	6,786,502

		85,599,189

Health Care Providers & Services 1.1%
HealthEquity, Inc.*	106,719	6,060,572

Health Care Technology 0.5%
Cerner Corp.	40,931	2,747,289

Hotels, Restaurants & Leisure 1.4%
Texas Roadhouse, Inc.	145,467	8,218,886

Household Products 2.4%
Church & Dwight Co., Inc.	198,238	13,864,766

Industrial Conglomerates 2.3%
Roper Technologies, Inc.	39,105	13,176,821

Common Stocks (continued)

	Shares	Value

IT Services 11.5%
Broadridge Financial Solutions, Inc.	123,903	$15,515,134
EPAM Systems, Inc.*	40,781	7,175,825
Fiserv, Inc.*	173,599	18,425,798
Gartner, Inc.*	73,050	11,255,544
Global Payments, Inc.	82,770	14,003,028

		66,375,329

Leisure Products 1.5%
Hasbro, Inc.	87,074	8,473,171

Machinery 4.3%
IDEX Corp.	83,558	12,995,776
Snap-on, Inc.	32,843	5,342,571
WABCO Holdings, Inc.*	47,170	6,350,025

		24,688,372

Professional Services 6.0%
CoStar Group, Inc.*	35,784	19,664,023
Verisk Analytics, Inc.	102,181	14,785,591

		34,449,614

Road & Rail 1.0%
JB Hunt Transport Services, Inc.	46,900	5,513,564

Semiconductors & Semiconductor Equipment 1.6%
Microchip Technology, Inc. (a)	97,342	9,178,377

Software 14.3%
ANSYS, Inc.*	68,854	15,158,208
Blackline, Inc.*	118,345	5,531,445
HubSpot, Inc.*	26,248	4,071,065
Intuit, Inc.	69,899	17,998,993
RealPage, Inc.*	211,088	12,781,378
SS&C Technologies Holdings, Inc.	174,901	9,096,601
Tyler Technologies, Inc.*	65,476	17,581,616

		82,219,306

Specialty Retail 6.2%
Burlington Stores, Inc.*	71,753	13,788,774
O’Reilly Automotive, Inc.*	35,330	15,386,568
Ulta Beauty, Inc.*	27,439	6,397,403

		35,572,745

Textiles, Apparel & Luxury Goods 1.4%
Carter’s, Inc.	80,839	8,103,301

Trading Companies & Distributors 2.5%
Fastenal Co.	180,117	6,473,405
Watsco, Inc.	46,044	8,117,557

		14,590,962

Total Common Stocks (cost $382,835,582)		555,495,034

Statement of Investments (Continued)

October 31, 2019

Nationwide Geneva Mid Cap Growth Fund (Continued)

Short-Term Investment 0.0%†

	Shares	Value

Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 1.76% (b)(c)	277,423	$277,423

Total Short-Term Investment (cost $277,423)		277,423

Repurchase Agreements 0.5%

	Principal Amount

BNP Paribas Securities Corp., 1.70%, dated 10/31/2019, due 11/1/2019, repurchase price $1,919,517, collateralized by U.S. Treasury Note, 2.50%, maturing 2/28/2021; total market value $1,965,136. (c)(d)	$1,919,427	1,919,427
Royal Bank of Canada, 1.68%, dated 10/31/2019, due 11/1/2019, repurchase price $947,532, collateralized by U.S. Treasury Note, 3.00%, maturing 9/30/2025; total market value $969,948. (c)(d)	947,488	947,488

Total Repurchase Agreements (cost $2,866,915)		2,866,915

Total Investments (cost $385,979,920) — 97.0%		558,639,372

Other assets in excess of liabilities — 3.0%		17,088,207

NET ASSETS — 100.0%		$575,727,579

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.

(a)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $12,114,286, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $277,423 and $2,866,915, respectively, and by $9,504,687 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 3.63%, and maturity dates ranging from 11/14/2019 - 5/15/2048; a total value of $12,649,025.

(b)	Represents 7-day effective yield as of October 31, 2019.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2019 was $3,144,338.

(d)	Please refer to Note 2(h) for additional information on the joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2019

Nationwide Geneva Mid Cap Growth Fund
Assets:
Investment securities, at value* (cost $383,113,005)	$555,772,457
Repurchase agreements, at value (cost $2,866,915)	2,866,915
Cash	22,331,898
Interest and dividends receivable	221,068
Securities lending income receivable	1,052
Receivable for capital shares issued	545,219
Prepaid expenses	37,319

Total Assets	581,775,928

Liabilities:
Payable for investments purchased	717,711
Payable for capital shares redeemed	1,387,846
Payable upon return of securities loaned (Note 2)	3,144,338
Accrued expenses and other payables:
Investment advisory fees	349,542
Fund administration fees	27,864
Distribution fees	44,296
Administrative servicing fees	167,268
Accounting and transfer agent fees	14,030
Trustee fees	2,409
Custodian fees	11,252
Compliance program costs (Note 3)	800
Professional fees	33,349
Printing fees	136,239
Other	11,405

Total Liabilities	6,048,349

Net Assets	$575,727,579

Represented by:
Capital	$312,410,197
Total distributable earnings (loss)	263,317,382

Net Assets	$575,727,579

Net Assets:
Class A Shares	$104,022,586
Class C Shares	24,791,836
Class R6 Shares	130,569,546
Institutional Service Class Shares	316,343,611

Total	$575,727,579

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,807,793
Class C Shares	1,581,139
Class R6 Shares	5,648,357
Institutional Service Class Shares	13,875,557

Total	25,912,846

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide Geneva Mid Cap Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$21.64
Class C Shares (b)	$15.68
Class R6 Shares	$23.12
Institutional Service Class Shares	$22.80
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$22.96

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $12,114,286 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Geneva Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$4,406,287
Interest income	393,078
Income from securities lending (Note 2)	16,022

Total Income	4,815,387

EXPENSES:
Investment advisory fees	4,490,620
Fund administration fees	230,604
Distribution fees Class A	260,942
Distribution fees Class C	372,371
Administrative servicing fees Class A	114,815
Administrative servicing fees Class C	37,237
Administrative servicing fees Institutional Service Class	279,356
Registration and filing fees	70,451
Professional fees	57,867
Printing fees	199,246
Trustee fees	21,726
Custodian fees	32,248
Accounting and transfer agent fees	50,544
Compliance program costs (Note 3)	2,545
Other	19,353

Total Expenses	6,239,925

NET INVESTMENT LOSS	(1,424,538)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities (Note 10)	99,198,929
Net change in unrealized appreciation/depreciation in the value of investment securities	(9,824,572)

Net realized/unrealized gains	89,374,357

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$87,949,819

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Geneva Mid Cap Growth Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment loss	$(1,424,538)	$(2,646,906)
Net realized gains	99,198,929	179,747,109
Net change in unrealized appreciation/depreciation	(9,824,572)	(77,342,119)

Change in net assets resulting from operations	87,949,819	99,758,084

Distributions to Shareholders From:
Distributable earnings:
Class A	(28,244,481)	(14,180,812)
Class C	(13,169,532)	(6,306,658)
Class R6	(27,395,752)	(33,517,908)
Institutional Service Class	(109,448,470)	(51,571,340)

Change in net assets from shareholder distributions	(178,258,235)	(105,576,718)

Change in net assets from capital transactions	(45,356,986)	(308,632,586)

Change in net assets	(135,665,402)	(314,451,220)

Net Assets:
Beginning of year	711,392,981	1,025,844,201

End of year	$575,727,579	$711,392,981

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$15,715,337	$12,389,236
Proceeds from shares issued in class conversion (Note 1)	406,504	–
Dividends reinvested	27,575,024	13,803,609
Cost of shares redeemed	(38,274,161)	(52,816,088)

Total Class A Shares	5,422,704	(26,623,243)

Class C Shares
Proceeds from shares issued	2,731,024	2,476,760
Dividends reinvested	12,684,264	6,074,980
Cost of shares redeemed in class conversion (Note 1)	(406,504)	–
Cost of shares redeemed	(25,237,872)	(13,506,498)

Total Class C Shares	(10,229,088)	(4,954,758)

Class R6 Shares
Proceeds from shares issued	51,957,152	32,708,830
Dividends reinvested	27,202,788	33,363,184
Cost of shares redeemed	(47,742,279)	(298,489,806)

Total Class R6 Shares	31,417,661	(232,417,792)

Institutional Service Class Shares
Proceeds from shares issued	98,032,151	130,868,568
Dividends reinvested	100,221,398	50,171,246
Cost of shares redeemed	(270,221,812)	(225,676,607)

Total Institutional Service Class Shares	(71,968,263)	(44,636,793)

Change in net assets from capital transactions	$(45,356,986)	$(308,632,586)

Statements of Changes in Net Assets (Continued)

	Nationwide Geneva Mid Cap Growth Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	757,506	456,309
Issued in class conversion (Note 1)	19,220	–
Reinvested	1,563,210	546,245
Redeemed	(1,859,250)	(1,954,998)

Total Class A Shares	480,686	(952,444)

Class C Shares
Issued	187,393	114,012
Reinvested	985,568	296,775
Redeemed in class conversion (Note 1)	(26,517)	–
Redeemed	(1,637,098)	(618,044)

Total Class C Shares	(490,654)	(207,257)

Class R6 Shares
Issued	2,211,244	1,163,022
Reinvested	1,447,727	1,265,675
Redeemed	(2,152,485)	(10,119,979)

Total Class R6 Shares	1,506,486	(7,691,282)

Institutional Service Class Shares
Issued	4,506,999	4,699,910
Reinvested	5,402,771	1,919,328
Redeemed	(12,465,362)	(8,191,456)

Total Institutional Service Class Shares	(2,555,592)	(1,572,218)

Total change in shares	(1,059,074)	(10,423,201)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Geneva Mid Cap Growth Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Loss to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$26.00	(0.09)	2.50	2.41	–	(6.77)	(6.77)	$21.64	15.19%		$104,022,586	1.18%	(0.42%	)	1.18%	14.70%
Year Ended October 31, 2018	$26.98	(0.12)	1.99	1.87	–	(2.85)	(2.85)	$26.00	7.24%		$112,505,848	1.14%	(0.45%	)	1.14%	14.29%
Year Ended October 31, 2017	$23.72	(0.11)	5.41	5.30	–	(2.04)	(2.04)	$26.98	23.77%		$142,455,307	1.14%	(0.45%	)	1.14%	24.81%
Year Ended October 31, 2016	$28.54	(0.14)	(1.41)	(1.55)	–	(3.27)	(3.27)	$23.72	(5.64%	)	$160,222,910	1.15%	(0.55%	)	1.15%	31.03%
Year Ended October 31, 2015	$29.88	(0.20)	2.97	2.77	–	(4.11)	(4.11)	$28.54	10.89%		$202,116,190	1.20%	(0.72%	)	1.20%	15.30%

Class C Shares
Year Ended October 31, 2019	$20.93	(0.18)	1.70	1.52	–	(6.77)	(6.77)	$15.68	14.34%		$24,791,836	1.92%	(1.16%	)	1.92%	14.70%
Year Ended October 31, 2018	$22.41	(0.26)	1.63	1.37	–	(2.85)	(2.85)	$20.93	6.40%		$43,368,750	1.88%	(1.19%	)	1.88%	14.29%
Year Ended October 31, 2017	$20.16	(0.25)	4.54	4.29	–	(2.04)	(2.04)	$22.41	22.88%		$51,063,324	1.89%	(1.20%	)	1.89%	24.81%
Year Ended October 31, 2016	$24.92	(0.27)	(1.22)	(1.49)	–	(3.27)	(3.27)	$20.16	(6.30%	)	$55,956,882	1.88%	(1.29%	)	1.88%	31.03%
Year Ended October 31, 2015	$26.79	(0.35)	2.59	2.24	–	(4.11)	(4.11)	$24.92	10.06%		$78,741,743	1.88%	(1.40%	)	1.88%	15.30%

Class R6 Shares (g)
Year Ended October 31, 2019	$27.21	(0.01)	2.69	2.68	–	(6.77)	(6.77)	$23.12	15.60%		$130,569,546	0.82%	(0.05%	)	0.82%	14.70%
Year Ended October 31, 2018	$28.02	(0.03)	2.07	2.04	–	(2.85)	(2.85)	$27.21	7.61%		$112,697,592	0.78%	(0.09%	)	0.78%	14.29%
Year Ended October 31, 2017	$24.48	(0.02)	5.60	5.58	–	(2.04)	(2.04)	$28.02	24.21%		$331,542,252	0.77%	(0.08%	)	0.77%	24.81%
Year Ended October 31, 2016	$29.24	(0.04)	(1.45)	(1.49)	–	(3.27)	(3.27)	$24.48	(5.26%	)	$173,735,539	0.77%	(0.15%	)	0.77%	31.03%
Year Ended October 31, 2015	$30.41	(0.08)	3.02	2.94	–	(4.11)	(4.11)	$29.24	11.31%		$21,720,270	0.77%	(0.28%	)	0.77%	15.30%

Institutional Service Class Shares
Year Ended October 31, 2019	$26.95	(0.03)	2.65	2.62	–	(6.77)	(6.77)	$22.80	15.49%		$316,343,611	0.89%	(0.13%	)	0.89%	14.70%
Year Ended October 31, 2018	$27.82	(0.07)	2.05	1.98	–	(2.85)	(2.85)	$26.95	7.44%		$442,820,791	0.93%	(0.24%	)	0.93%	14.29%
Year Ended October 31, 2017	$24.35	(0.06)	5.57	5.51	–	(2.04)	(2.04)	$27.82	24.04%		$500,783,318	0.93%	(0.24%	)	0.93%	24.81%
Year Ended October 31, 2016	$29.14	(0.08)	(1.44)	(1.52)	–	(3.27)	(3.27)	$24.35	(5.40%	)	$593,862,140	0.92%	(0.33%	)	0.92%	31.03%
Year Ended October 31, 2015	$30.36	(0.13)	3.02	2.89	–	(4.11)	(4.11)	$29.14	11.14%		$801,296,568	0.92%	(0.44%	)	0.92%	15.30%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Long/Short Equity Fund

For the annual reporting period ended October 31, 2019, the Nationwide Long/Short Equity Fund (Institutional Service Class) returned 6.46% versus 14.33% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the return for the Fund’s closest Morningstar® peer category, Long-Short Equity (consisting of 239 funds as of October 31, 2019), was 4.02% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Significant weakness in the stock market in the first two months of the reporting period was followed by significant market strength over the next four months. In retrospect, we underestimated the market’s strength. Given the massive market declines in November and December 2018 and the market breadth thrusts that occurred in early January 2019, we should have recognized that we were in one of those no-win market environments for shorting. The market saw solid gains through April, thanks in part to a string of good corporate earnings reports, which reduced concerns that earnings growth had peaked in 2018. The S&P 500 ended April near new all-time highs. However, volatility returned in the first week of May when President Trump announced increased tariffs on $200 billion in Chinese goods as well as new tariffs on the remaining $325 billion worth of Chinese products imported into the United States. This news knocked the S&P 500 down by more than 6%. The stock market was able to find support and rebound strongly in June due to word of renewed progress in the China-U.S. trade talks. This news was beneficial to many of the holdings in the Fund’s growth portfolio (60% of the long portfolio). In fact, the performance of the Fund’s growth portfolio during the past year was a major contributor to overall Fund performance.

Within the Fund’s value universe (40% of the long portfolio), there was a disparity during the reporting period between higher-dividend-paying stocks and the rest of the value universe. Specifically, the top quintile of that universe ranked by dividend yield (i.e., the highest-yielding quintile) advanced much more moderately than lower-dividend-paying value stocks. This dynamic proved a headwind as the Fund’s value portfolio consists of high-dividend-yield stocks.

The market’s strong advance was a headwind for the Fund’s short portfolio, which tends to perform best in absolute performance when the market averages are flat to down.

For the reporting period, the Fund’s more-growth-oriented positions beat the more-defensive holdings. As mentioned, the strength in large-capitalization growth stocks aided Fund performance. Growth’s diminished strength toward the end of the year hindered relative Fund performance, but a flight to safety in the markets, particularly in September 2019, helped the Fund’s defensive positions. The Fund’s portfolio of defensive, growth and short positions is constructed to help the portfolio achieve its objective of making gains during market up legs while reducing volatility during market declines. In a sustained bull market, however, it becomes much more difficult for the strategy to outperform the S&P 500 as the Fund’s more-defensive high-dividend-paying value stocks and, especially, its short positions, can make it much more difficult to outpace a 100% long index. We believe that the benefits of a long-short strategy, especially one which also includes a blend of growth and value longs, are best demonstrated during periods of market declines or even a flattish market, when it becomes possible to achieve positive returns from both long and short positions. Admittedly, however, this type of environment has not really been experienced very often since the latest bull market cycle began in 2009.

Exposure/Sectors – Contributors/Detractors

For the reporting period, the Fund was on average 100% long and 31% short. The long portfolio contributed 16.4% to Fund returns and the short portfolio (including short hedges in exchange-traded funds) detracted 6.8% from returns. The net result was Fund performance that lagged the S&P 500 for the reporting period.

From a stock style sector perspective, the Fund’s growth portfolio increased 20.97% during the

Fund Commentary (cont.)	Nationwide Long/Short Equity Fund

reporting period, while the Fund’s value portfolio increased 8.3%. From a stock sector perspective, Information Technology, Consumer Discretionary and Financials sectors were the largest positive sector contributors to long Fund performance while Health Care was the largest detractor. On the short side, Consumer Discretionary was the largest detractor from Fund performance for the reporting period.

Individual stocks – Best/Worst

The top three contributors to Fund performance for the reporting period were AT&T, Mastercard and Apple. All three holdings remain in the portfolio. On the other side of the ledger, the top three negative contributors to Fund performance for the period were Kraft Heinz, BioTelemetry and Pfizer. Kraft Heinz has been sold because it no longer meets the Fund’s investment criteria.

The Fund’s short portfolio winners for the reporting period included Dorman Products, Winnebago and Canada Goose. All three companies remain in the portfolio. Short portfolio Fund performance was hurt by positions in Universal Display, Cerner and Hanes Brands. The Fund no longer has short positions in any of these companies.

The Fund does not use derivatives.

Subadviser:

Logan Capital Management, Inc.

Portfolio Managers:

Al Besse; Richard E. Buchwald, CFA; Guy Judkowski; Marvin I. Kline, CFA; Stephen S. Lee; David F. Schroll; and Dana H. Stewardson

The Fund is subject to the risks of investing in equity securities. The Fund uses a long/short strategy: a long position (i.e., the Fund owns a stock outright) will cause the Fund to lose money if the price of the stock declines and selling equity securities short will cause the Fund to lose money if the price of the stock increases. Short sales involve a form of leverage (investment exposure that exceeds the initial amount invested), which can exaggerate the Fund’s losses. The Fund may invest in more-aggressive investments such as exchange-traded funds (ETFs) (shareholders will bear additional costs). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund uses both a growth style and a value style of investing, and may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Fund Overview	Nationwide Long/Short Equity Fund

Asset Allocation1

Common Stocks	102.2%
Short-Term Investments and Liabilities in excess of other assets	(2.2)%
100.0%

Top Long Industries2

IT Services	13.8%
Banks	8.8%
Oil, Gas & Consumable Fuels	6.9%
Specialty Retail	5.6%
Diversified Telecommunication Services	4.7%
Biotechnology	4.6%
Chemicals	4.3%
Pharmaceuticals	4.2%
Tobacco	4.2%
Health Care Equipment & Supplies	4.1%
Other Industries	38.8%
100.0%

Top Long Holdings2

AT&T, Inc.	4.7%
Philip Morris International, Inc.	4.2%
General Motors Co.	3.9%
Chevron Corp.	3.6%
Apple, Inc.	3.4%
Royal Dutch Shell plc, Class B, ADR	3.4%
JPMorgan Chase & Co.	3.3%
Wells Fargo & Co.	3.3%
Mastercard, Inc., Class A	3.0%
Sherwin-Williams Co. (The)	2.5%
Other Holdings	64.7%
100.0%

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

Fund Performance	Nationwide Long/Short Equity Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	6.33%	N/A	1.29%	[2]
	w/SC3	0.19%	N/A	(1.83)%	[2]
Class R6[4,5,6]		6.58%	N/A	5.52%	[7]
Institutional Service Class[4,5,8]		6.46%	4.35%	5.84%	[9]
S&P 500® Index		14.33%	10.78%	13.30%	[9]

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of December 8, 2017.

[3]	A 5.75% front-end sales charge was deducted.

[4]	Not subject to any SCs.

[5]	Total returns prior to the Fund’s inception on December 8, 2017 are based on the performance of the Fund’s predecessor fund.

[6]	Effective December 9, 2017, Institutional Shares were renamed Class R6 Shares.

[7]	Since inception date of August 28, 2015.

[8]	Effective December 9, 2017, Investor Shares were renamed Institutional Service Class Shares.

[9]	Since inception date of September 28, 2012.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	3.88%	3.43%
Class R6	3.38%	2.93%
Institutional Service Class	3.48%	3.03%

^

Current effective prospectus dated February 28, 2019. The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (cont.)	Nationwide Long/Short Equity Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Long/Short Equity Fund from inception through 10/31/19 versus the S&P 500® Index for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. Performance prior to the Fund’s inception (12/8/17) is based on performance of the Investor Class shares of the Fund’s predecessor fund from 9/28/12 through 12/7/17.

Shareholder Expense Example	Nationwide Long/Short Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Long/Short Equity Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19	Expense Ratio During Period (%) 5/1/19 - 10/31/19
Class A Shares	Actual	(a)	1,000.00	1,003.60	16.11	3.19
	Hypothetical	(a)(b)	1,000.00	1,009.12	16.15	3.19
Class R6 Shares	Actual	(a)	1,000.00	1,004.20	14.85	2.94
	Hypothetical	(a)(b)	1,000.00	1,010.38	14.90	2.94
Institutional Service Class Shares	Actual	(a)	1,000.00	1,003.60	15.55	3.08
	Hypothetical	(a)(b)	1,000.00	1,009.68	15.60	3.08

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2019

Nationwide Long/Short Equity Fund

Long Positions 102.2%

Common Stocks 102.2%

	Shares	Value

Automobiles 4.0%
General Motors Co.	24,123	$896,411

Banks 9.0%
JPMorgan Chase & Co.	6,134	766,259
US Bancorp	8,672	494,477
Wells Fargo & Co.	14,701	759,013

		2,019,749

Beverages 2.1%
Coca-Cola Co. (The)	8,773	477,514

Biotechnology 4.7%
AbbVie, Inc.	6,618	526,462
Amgen, Inc.	2,452	522,889

		1,049,351

Building Products 2.0%
Lennox International, Inc.	1,346	332,946
PGT Innovations, Inc.*	7,089	125,192

		458,138

Capital Markets 1.6%
S&P Global, Inc.	1,382	356,542

Chemicals 4.4%
Ecolab, Inc.	2,149	412,758
Sherwin-Williams Co. (The)	1,022	584,911

		997,669

Communications Equipment 1.7%
Cisco Systems, Inc.	7,891	374,901

Diversified Consumer Services 1.0%
Grand Canyon Education, Inc.*	2,437	224,107

Diversified Telecommunication Services 4.8%
AT&T, Inc.	27,936	1,075,257

Electronic Equipment, Instruments & Components 1.0%
Littelfuse, Inc.	1,283	225,256

Health Care Equipment & Supplies 4.2%
Align Technology, Inc.*	1,674	422,333
Masimo Corp.*	3,602	525,136

		947,469

Health Care Providers & Services 2.4%
BioTelemetry, Inc.*	5,937	233,680
UnitedHealth Group, Inc.	1,261	318,655

		552,335

Hotels, Restaurants & Leisure 1.5%
Starbucks Corp.	4,046	342,130

Insurance 1.3%
Primerica, Inc.	2,409	303,968

Long Positions (continued)

Common Stocks (continued)

	Shares	Value

Interactive Media & Services 2.5%
Alphabet, Inc., Class A*	162	$203,926
Facebook, Inc., Class A*	1,902	364,518

		568,444

Internet & Direct Marketing Retail 1.9%
Amazon.com, Inc.*	237	421,068

IT Services 14.1%
Broadridge Financial Solutions, Inc.	3,159	395,570
EPAM Systems, Inc.*	1,971	346,817
Fiserv, Inc.*	5,202	552,140
FleetCor Technologies, Inc.*	1,215	357,478
Global Payments, Inc.	2,390	404,340
International Business Machines Corp.	3,264	436,495
Mastercard, Inc., Class A	2,467	682,890

		3,175,730

Machinery 1.4%
Caterpillar, Inc.	2,370	326,586

Oil, Gas & Consumable Fuels 7.1%
Chevron Corp.	7,094	823,897
Royal Dutch Shell plc, Class B, ADR-NL	13,279	774,033

		1,597,930

Pharmaceuticals 4.3%
Pfizer, Inc.	10,382	398,357
Zoetis, Inc.	4,419	565,279

		963,636

Professional Services 2.0%
Verisk Analytics, Inc.	3,128	452,622

Real Estate Management & Development 2.1%
CBRE Group, Inc., Class A*	8,768	469,526

Road & Rail 1.8%
CSX Corp.	5,736	403,069

Semiconductors & Semiconductor Equipment 3.6%
Broadcom, Inc.	1,721	503,995
ON Semiconductor Corp.*	15,172	309,509

		813,504

Software 2.1%
Paycom Software, Inc.*	2,288	483,981

Specialty Retail 5.8%
Five Below, Inc.*	3,121	390,468
Floor & Decor Holdings, Inc., Class A*	8,202	375,898
Home Depot, Inc. (The)	2,276	533,904

		1,300,270

Technology Hardware, Storage & Peripherals 3.5%
Apple, Inc.	3,166	787,574

Statement of Investments (Continued)

October 31, 2019

Nationwide Long/Short Equity Fund (Continued)

Long Positions (continued)

Common Stocks (continued)

	Shares	Value

Tobacco 4.3%
Philip Morris International, Inc.	11,778	$959,200

Total Common Stocks (cost $19,414,185)		23,023,937

Total Investments (cost $19,414,185) — 102.2%		23,023,937

Total Securities Sold Short (proceeds $5,857,214) — (28.0)%		(6,328,106)

Liabilities in excess of other assets — 25.8%		5,836,588

NET ASSETS — 100.0%		$22,532,419

Short Positions 28.0%

Common Stocks 17.5%
Auto Components 1.4%
Dorman Products, Inc.*	4,400	316,580

Automobiles 3.5%
Harley-Davidson, Inc.	9,600	373,536
Winnebago Industries, Inc.	8,800	423,016

		796,552

Building Products 1.9%
Patrick Industries, Inc.*	8,800	434,808

Electronic Equipment, Instruments & Components 1.7%
Cognex Corp.	7,500	386,175

Food Products 1.7%
TreeHouse Foods, Inc.*	7,000	378,140

Leisure Products 1.9%
Brunswick Corp.	7,300	425,152

Machinery 2.1%
Snap-on, Inc.	1,000	162,670
Welbilt, Inc.*	15,800	299,568

		462,238

Semiconductors & Semiconductor Equipment 0.2%
Maxim Integrated Products, Inc.	800	46,928

Software 1.6%
Fair Isaac Corp.*	1,200	364,848

Textiles, Apparel & Luxury Goods 1.5%
Canada Goose Holdings, Inc.*	8,200	343,006

Total Common Stocks (Proceeds $3,588,523)		3,954,427

Exchange Traded Funds 10.5%

	Shares	Value

iShares Russell 2000 ETF	7,445	$1,157,325
SPDR S&P 500 ETF Trust	4,010	1,216,354

Total Exchange Traded Funds (Proceeds $2,268,691)		2,373,679

TOTAL SECURITIES SOLD SHORT (Proceeds $5,857,214) — 28.0%		$6,328,106

*	Denotes a non-income producing security.

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

NL	Netherlands

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2019

Nationwide Long/Short Equity Fund
Assets:
Investment securities, at value (cost $19,414,185)	$23,023,937
Cash	1,027,455
Deposits with broker for short positions	4,889,202
Interest and dividends receivable	3,582
Reimbursement from investment adviser (Note 3)	11,745
Prepaid expenses	7,954

Total Assets	28,963,875

Liabilities:
Short positions in securities, at value (proceeds $5,857,214)	6,328,106
Accrued expenses and other payables:
Investment advisory fees	25,737
Fund administration fees	13,957
Distribution fees	11
Administrative servicing fees	1,317
Accounting and transfer agent fees	1,452
Trustee fees	172
Custodian fees	1,173
Compliance program costs (Note 3)	31
Professional fees	23,864
Printing fees	23,619
Other	12,017

Total Liabilities	6,431,456

Net Assets	$22,532,419

Represented by:
Capital	$19,393,944
Total distributable earnings (loss)	3,138,475

Net Assets	$22,532,419

Net Assets:
Class A Shares	$49,788
Class R6 Shares	15,455,160
Institutional Service Class Shares	7,027,471

Total	$22,532,419

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,541
Class R6 Shares	1,088,176
Institutional Service Class Shares	497,663

Total	1,589,380

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide Long/Short Equity Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$14.06
Class R6 Shares	$14.20
Institutional Service Class Shares	$14.12
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.92

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Long/Short Equity Fund
INVESTMENT INCOME:
Dividend income	$518,766
Interest income	17,165
Foreign tax withholding	(137)

Total Income	535,794

EXPENSES:
Investment advisory fees	305,752
Fund administration fees	85,289
Distribution fees Class A	128
Administrative servicing fees Class A	2
Administrative servicing fees Institutional Service Class	7,864
Registration and filing fees	52,379
Professional fees	23,303
Printing fees	37,707
Trustee fees	869
Custodian fees	1,843
Accounting and transfer agent fees	3,560
Compliance program costs (Note 3)	104
Other	10,485

Total expenses before dividend and interest expense on short position	529,285

Dividend expense on short positions	106,780
Broker interest expense on short positions	162,960

Total expenses before expenses reimbursed	799,025

Expenses reimbursed by adviser (Note 3)	(126,945)

Net Expenses	672,080

NET INVESTMENT LOSS	(136,286)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities (Note 10)	1,307,637
Closed short positions in securities (Note 2)	(908,401)

Net realized gains	399,236

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	1,772,100
Short positions in securities (Note 2)	(560,558)

1,211,542

Net realized/unrealized gains	1,610,778

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,474,492

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Long/Short Equity Fund

	Year Ended October 31, 2019	Period Ended October 31, 2018 (a)	Year Ended April 30, 2018
Operations:
Net investment loss	$(136,286)	$(77,411)	$(123,592)
Net realized gains	399,236	724,109	362,810
Net change in unrealized appreciation/depreciation	1,211,542	(1,217,245)	455,817

Change in net assets resulting from operations	1,474,492	(570,547)	695,035

Distributions to Shareholders From:
Distributable earnings:
Class A	(1,117)	–	–	(b)
Class R6 (c)	(331,754)	–	–
Institutional Service Class (d)	(191,895)	–	–

Change in net assets from shareholder distributions	(524,766)	–	–

Change in net assets from capital transactions	(1,386,193)	(1,786,245)	14,259,490

Change in net assets	(436,467)	(2,356,792)	14,954,525

Net Assets:
Beginning of year	22,968,886	25,325,678	10,371,153

End of year	$22,532,419	$22,968,886	$25,325,678

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$7,151	$46,492	$18,899	(b)
Dividends reinvested	1,117	–	–	(b)
Cost of shares redeemed	(9,091)	(14,000)	–	(b)

Total Class A Shares	(823)	32,492	18,899	(b)

Class R6 Shares (c)
Proceeds from shares issued	–	–	14,990,000
Dividends reinvested	331,754	–	–
Cost of shares redeemed	–	(16,288)	(15)

Total Class R6 Shares	331,754	(16,288)	14,989,985

Institutional Service Class Shares (d)
Proceeds from shares issued	81,594	15,440	455,032
Dividends reinvested	191,850	–	–
Cost of shares redeemed	(1,990,568)	(1,817,889)	(1,204,426)

Total Institutional Service Class Shares	(1,717,124)	(1,802,449)	(749,394)

Change in net assets from capital transactions	$(1,386,193)	$(1,786,245)	$14,259,490

SHARE TRANSACTIONS:
Class A Shares
Issued	531	3,280	1,312	(b)
Reinvested	88	–	–	(b)
Redeemed	(656)	(1,014)	–	(b)

Total Class A Shares	(37)	2,266	1,312	(b)

Class R6 Shares (c)
Issued	–	–	1,062,156
Reinvested	26,020	–	–
Redeemed	–	(1,140)	(1)

Total Class R6 Shares	26,020	(1,140)	1,062,155

Statements of Changes in Net Assets (Continued)

	Nationwide Long/Short Equity Fund

	Year Ended October 31, 2019	Period Ended October 31, 2018 (a)	Year Ended April 30, 2018
SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares (d)
Issued	5,891	1,086	32,700
Reinvested	15,118	–	–
Redeemed	(143,871)	(127,747)	(86,522)

Total Institutional Service Class Shares	(122,862)	(126,661)	(53,822)

Total change in shares	(96,879)	(125,535)	1,009,645

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from May 1, 2018 through October 31, 2018.
(b)	For the period from December 11, 2017 (commencement of operations) through April 30, 2018.
(c)	Effective December 9, 2017, Institutional Class Shares were renamed Class R6 Shares.
(d)	Effective December 9, 2017, Investor Class Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Statement of Cash Flows

For the Year Ended October 31, 2019

Nationwide Long/Short Equity Fund
DECREASE IN CASH
Cash flows provided by operating activities
Net increase in net assets from operations	$1,474,492
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of unaffiliated issuers	(5,855,446)
Proceeds from disposition of investment securities of unaffiliated issuers	8,862,041
Covers of investment securities sold short	(31,977,890)
Proceeds from investment securities sold short	32,259,159
Change in unrealized appreciation/depreciation in the value of investment securities	(1,772,100)
Change in unrealized appreciation/depreciation in the value of short positions in securities	560,558
Net realized gain from transactions in investment securities	(1,307,637)
Net realized loss from closed short positions in securities	908,401
Increase in reimbursement from investment adviser	(3,188)
Decrease in interest and dividends receivable	30,187
Decrease in prepaid expenses	8,849
Decrease in payable for investments purchased	(1,302,388)
Decrease in dividends expense payable on securities sold short	(26,612)
Decrease in investment advisory fees payable	(1,531)
Decrease in fund administration fees payable	(7,348)
Decrease in distribution fees payable	(1)
Decrease in administrative servicing fees payable	(192)
Increase in accounting and transfer agent fees payable	202
Increase in trustee fees payable	64
Increase in custodian fees payable	891
Increase in compliance program costs payable	9
Increase in professional fees payable	1,327
Increase in printing fees payable	22,345
Increase in other payables	6,307

Net cash provided by operating activities	1,880,499

Cash flows used in financing activities
Proceeds from shares issued	88,745
Cost of shares redeemed	(2,001,659)
Cash distributions paid to shareholders	(45)

Net cash used in financing activities	(1,912,959)

Net decrease in cash	(32,460)

Cash and restricted cash:
Beginning of period	5,949,117

End of period	$5,916,657

Reconciliation of cash and restricted cash at the end of the period to the Statement of Assets and Liabilities:
Cash	$1,027,455
Restricted cash:
Deposits with broker for short positions	4,889,202

$5,916,657

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $524,721.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Long/Short Equity Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Loss to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Ratio of Expenses to Average Net Assets (Excluding Dividend and Broker Interest Expense on Short Positions) (d)		Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$13.54	(0.11)	0.94	0.83	–	(0.31)	(0.31)	$14.06	6.40%	(g)	$49,788	3.19%	(0.83%	)	3.75%	2.56%		25.58%
Period Ended October 31, 2018 (h)	$13.92	(0.06)	(0.32)	(0.38)	–	–	–	$13.54	(2.73%	)(g)	$48,460	3.09%	(0.85%	)	3.57%	1.99%		13.17%
Period Ended April 30, 2018 (i)	$14.06	(0.08)	(0.06)	(0.14)	–	–	–	$13.92	1.00%		$18,268	3.39%	(1.49%	)	3.75%	2.24%		37.50%

Class R6 Shares (j)
Year Ended October 31, 2019	$13.64	(0.08)	0.95	0.87	–	(0.31)	(0.31)	$14.20	6.66%	(g)	$15,455,160	2.93%	(0.57%	)	3.49%	2.30%		25.58%
Period Ended October 31, 2018 (h)	$14.00	(0.04)	(0.32)	(0.36)	–	–	–	$13.64	(2.57%	)(g)	$14,492,518	2.92%	(0.61%	)	3.37%	1.74%		13.17%
Year Ended April 30, 2018	$12.96	(0.12)	1.16	1.04	–	–	–	$14.00	8.02%		$14,888,939	2.76%	(0.87%	)	3.09%	1.74%		37.50%
Year Ended April 30, 2017	$12.22	0.32	0.53	0.85	–	(0.11)	(0.11)	$12.96	7.03%		$14,787	3.04%	(0.71%	)	3.04%	1.74%	(k)	35.00%
Period Ended April 30, 2016 (l)	$11.92	(0.05)	0.55	0.50	–	(0.20)	(0.20)	$12.22	4.16%		$119,272	2.82%	(0.59%	)	2.82%	1.74%	(k)	83.00%

Institutional Service Class Shares (m)
Year Ended October 31, 2019	$13.58	(0.09)	0.94	0.85	–	(0.31)	(0.31)	$14.12	6.54%	(g)	$7,027,471	3.04%	(0.65%	)	3.59%	2.40%		25.58%
Period Ended October 31, 2018 (h)	$13.94	(0.05)	(0.31)	(0.36)	–	–	–	$13.58	(2.58%	)(g)	$8,427,908	3.00%	(0.66%	)	3.45%	1.82%		13.17%
Year Ended April 30, 2018	$12.93	(0.09)	1.10	1.01	–	–	–	$13.94	7.81%	(g)	$10,418,471	2.79%	(0.67%	)	3.97%	1.90%		37.50%
Year Ended April 30, 2017	$12.20	(0.12)	0.96	0.84	–	(0.11)	(0.11)	$12.93	6.96%		$10,356,366	3.10%	(0.80%	)	4.78%	1.99%	(k)	35.00%
Year Ended April 30, 2016	$12.24	(0.09)	0.25	0.16	–	(0.20)	(0.20)	$12.20	1.27%		$12,512,041	3.13%	(0.86%	)	4.33%	2.14%	(k)	83.00%
Year Ended April 30, 2015	$11.24	(0.10)	1.11	1.01	–	(0.01)	(0.01)	$12.24	9.01%		$10,401,111	3.33%	(1.23%	)	4.53%	2.5%	(k)	68.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(h)	For the period from May 1, 2018 through October 31, 2018.
(i)	For the period from December 11, 2017 (commencement of operations) through April 30, 2018. Total return is calculated based on inception date of December 8, 2017 through April 30, 2018.
(j)	Effective December 9, 2017, Institutional Shares were renamed Class R6 Shares.
(k)

In the prior year audited financial statements, the ratio was noted as 1.30% and 1.11% for the year ended April 30, 2017 and period ended April 30, 2016, respectively for Class R6 and 1.11%, 0.99%, 0.83%, and 0.98% for the years ended April 30, 2017, 2016, 2015 and 2014, respectively for Institutional Service Class, which included the ratio of interest expense and dividends on short positions to average net assets.

(l)	For the period from August 28, 2015 (commencement of operations) through April 30, 2016. Total return is calculated based on inception date of August 28, 2015 through April 30, 2016.
(m)	Effective December 9, 2017, Investor Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Loomis All Cap Growth Fund

For the annual period ended October 31, 2019, the Nationwide Loomis All Cap Growth Fund (Class R6) returned 14.93%* versus 16.34% for its benchmark, the Russell 3000® Growth Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Large Growth (consisting of 1,373 funds as of October 31, 2019), was 14.69% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Market Environment

Over the long term, management believes that markets are efficient. Near term, however, management believes innate behavioral biases, such as herding, overconfidence or loss aversion, influence investment decisions and create asset pricing anomalies. These pricing inefficiencies converge toward intrinsic value over time. Market efficiency is thereby dynamic, existing along a continuum between fully efficient and inefficient pricing. Therefore, we attempt to identify intrinsic value and exploit the long-term differential between this value and the market’s current perception. We look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.

Portfolio Highlights

The Fund underperformed its benchmark during the reporting period. Alibaba, Visa, Facebook, Starbucks and MSCI were among the top contributors to Fund performance. We highlight Alibaba, Visa and Facebook below. Schlumberger, BioMarin Pharmaceutical, Under Armour, United Parcel Service and Compass Minerals were among the largest detractors from Fund performance. We highlight Schlumberger, BioMarin and Under Armour below.

Top Contributors

Stock selection in the Financials, Communication Services, Industrials and Consumer Discretionary sectors as well as the Fund’s allocations to the Consumer Staples and Industrials sectors contributed positively to relative Fund return for the reporting period.

Demonstrating the power of its brands and network ecosystem, China e-commerce and consumer-engagement platform provider Alibaba reported fundamentally strong results during the reporting period. Revenue growth in the mid-double digits was well above our estimates for China consumer spending, online physical goods sales, and China IT spending, indicating the company continues to grow its leading market share. Operating margins declined year over year due to significant ongoing investments in four strategic but currently loss-generating areas, including local services through recently acquired delivery company Ele.me, globalization, “new retail” and lower-margin logistics affiliate Cainiao. However, we believe these investments are consistent with Alibaba’s long-term strategy to strengthen and extend its competitive positioning across commerce, advertising and cloud computing, while expanding its addressable market both internationally and through its “new retail” initiative. With GMV (gross merchandise volume) of $853 billion and 654 million active annual consumers on its China commerce retail sites in its latest fiscal year, Alibaba is the world’s largest retail platform. The long-term structural expansion of internet users and online shopping are drivers of secular growth for Alibaba in China, where because of a lack of traditional retail infrastructure, e-commerce is expanding consumption rather than simply replacing offline spending. Alibaba continues to execute well on its business model, allowing it to expand its already dominant market position and to invest to strengthen its competitive advantages. We believe the current market price embeds expectations for key revenue and cash flow growth drivers that are well below our long-term assumptions.

Visa is the largest payments technology company in the world, with a comprehensive offering of digital payment products. Through its open-loop, multi-party system, Visa has built a massive global network, orchestrating transaction settlements between merchants and cardholders in more than 200 countries. A growing global network with over 3.3 billion Visa-branded cards outstanding that are accepted by 54 million merchants worldwide creates a powerful virtuous cycle, reinforcing Visa’s difficult-to-replicate

Fund Commentary (cont.)	Nationwide Loomis All Cap Growth Fund

competitive advantages. During the period, Visa reported healthy revenue and earnings growth that was above market expectations. Payment volume growth of almost 10% in constant currency was well above the rate of growth in the approximately $47 trillion of global personal consumer expenditures, reflecting the ongoing, long-term secular shift from cash to electronic payments. We estimate Visa can generate double-digit revenue growth over our forecast period. As the company continues to scale its businesses in regions around the world, we expect it will be able to expand operating margins, improve its return on invested capital, and grow free cash flow faster than revenues. We believe the assumptions embedded in Visa’s share price underestimate the company’s significant long-term growth opportunities and the sustainability of its business model. We believe the company’s shares currently sell at a significant discount to our estimate of intrinsic value and thereby offer a compelling reward-to-risk opportunity.

A strategy holding since its IPO in 2012, social media company Facebook reported strong and above-expectations growth in revenue during the reporting period that was approximately two times the rate of growth in online advertising, indicating the company grew its market share. Despite recently reporting it had reached a $5 billion settlement with the U.S. Federal Trade Commission (FTC) regarding its privacy practices and that the FTC has opened an antitrust investigation, Facebook continues to grow its global user base, and user engagement as measured by daily and monthly active users has remained solid. In addition, demand from advertisers remains robust, and the company grew its average revenue per user throughout the reporting period. We believe Facebook is a high-quality company, benefiting from the secular shift from traditional advertising to online advertising and positioned for strong and sustainable growth over our investment horizon. We will continue to monitor ongoing regulatory actions, but we believe management’s decisions and actions illustrate their commitment to preserve platform integrity and to sustain the company’s leadership. With 2.8 billion people worldwide using its apps and more than 90 million global businesses with

Facebook pages, the scale and reach of Facebook’s network is unrivaled. We believe that corporations will continue to allocate an increasing proportion of their advertising spending online, and Facebook remains one of very few platforms where advertisers can reach consumers at such scale. We believe Facebook is selling at a significant discount to our estimate of intrinsic value and offers a compelling reward-to-risk opportunity.

Largest Detractors

Stock selection in the Consumer Staples, Health Care, Energy, Information Technology and Materials sectors as well as the Fund’s allocations to the Materials, Information Technology, Financials, Health Care and Communication Services sectors detracted from relative Fund performance for the reporting period.

Schlumberger is the world’s leading oil field services firm, with a 90-year history of delivering consistent service and product excellence across its broad, integrated product suite. A strategy holding since 2008, global sales for the trailing 12 months were flat compared with the prior-year period, while free cash flow increased 75% to $2.7 billion. However, stocks in the oil services sector came under pressure on concerns around slowing activity in North America, where record-setting production, coupled with insufficient takeaway capacity in the Permian basin, led operators to delay well completions and downwardly revise their 2019 spending outlook. Further, trade war rhetoric and concerns over global demand growth have contributed to falling oil prices, affecting expectations for global service activity. The need to replace naturally depleting reservoirs creates long-term secular growth in the demand for oil and the need to extract hydrocarbons from harsher environments. Oilfield services like those Schlumberger provides are key to accessing difficult-to-reach resources. Thanks to its superior products and services and its competitive advantages, we believe Schlumberger is well positioned to weather the current environment and capitalize on the growth in oilfield services as market supply and demand normalizes. We believe the shares of Schlumberger are selling at a significant discount

Fund Commentary (cont.)	Nationwide Loomis All Cap Growth Fund

to our estimate of intrinsic value and offer a compelling reward-to-risk opportunity.

BioMarin Pharmaceutical is a specialized biopharmaceutical company that develops and commercializes innovative therapies targeting rare diseases that lack treatment or are underserved by existing therapies. For large traditionally focused pharmaceutical companies, the rare disease patient populations are typically too small to justify the commitment of time and resources. Smaller biopharmaceutical companies generally don’t have the scale, connections or expertise to bring products to market effectively. As a result, rare disease-focused companies such as BioMarin have an advantage over both smaller and larger competitors in meeting stakeholder needs. Specifically, BioMarin has a broad and growing set of seven currently approved therapies that deliver transformative results to its patients and face little competition due to both regulatory protection and market sizes. The company’s scientific expertise, focus and two decades of investment have created a platform that we believe is poised for sustainable future growth, both from existing products and an anticipated stream of new product launches addressing even greater revenue opportunities. During the reporting period, the company reported financial results that were fundamentally solid but mixed from the standpoint of consensus expectations. While Biomarin therapies continue to effectively penetrate most of the company’s targeted patient populations, uneven timing of orders, especially from Latin American government clients, contributed to volatility of quarterly financial results. We believe the company has now reached the point at which its existing therapies will continue to contribute positively, and its subsequent innovations will shift its financial profile from that of an early stage biotech company to a maturing business with normalizing margins that is able to internally fund its ongoing growth needs. Over our investment horizon, we believe the company can generate mid-teens revenue growth while generating substantial annual free cash flow. We believe BioMarin’s market price embeds a lack of appreciation for the company’s significant long-term growth opportunities and the sustainability of its high-quality and difficult-to-replicate business model. As a result, we believe the shares trade at a significant discount to our estimate of intrinsic value and offer a compelling reward-to-risk opportunity.

Under Armour is a leading sports apparel, footwear and accessories provider, primarily engaged in developing, marketing and distributing performance-centric branded sportswear. In 20 years, Under Armour has accomplished what few have achieved by becoming a credible number-three global sportswear brand behind Nike and adidas. We believe the company’s strong and sustainable advantages include its brand, distribution and the benefits of scale needed to compete globally. We believe Under Armour is well positioned to benefit from secular growth in global per capita consumption of sportswear and can realize market share gains in footwear and international markets. A portfolio holding since the fourth quarter of 2017, Under Armour reported financial results that were generally in line with or better than consensus expectations but reflected ongoing weakness in North America, its largest market. Under Armour has spent the past several quarters refocusing on its premium segment and resizing its operations and expense base to improve profitability. In particular, the company’s ability to reduce excess inventory, which declined by a mid-20s percentage year over year, while protecting gross margins, reflects the company’s improved positioning as its turnaround continues. Having focused on operational discipline, the company is now better positioned to execute on the next leg of its recovery which we believe will include more granular customer segmentation in new product launches, greater innovation through technological differentiation, improved supply chain management, and better brand positioning. We believe this strategy will enable the company to achieve more full-price sales, lower its supply chain cost, and better manage inventory, all of which are important to margin recovery in the company’s North American business. We believe the current share price embeds growth and profitability assumptions for the business that are substantially below our estimates for the company’s long-term growth.

Fund Commentary (cont.)	Nationwide Loomis All Cap Growth Fund

As a result, we believe the company is trading at a significant discount to our estimate of intrinsic value and offers a compelling reward-to-risk opportunity.

The Fund does not use derivative instruments.

Subadviser:

Loomis, Sayles & Company, L.P.

Portfolio Manager:

Aziz V. Hamzaogullari, CFA

*	High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including small and mid-sized companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Growth funds may underperform other funds that use different investing styles. Funds that invest in a relatively small number of securities may be subject to greater volatility than that of a more diversified investment. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Loomis All Cap Growth Fund

Asset Allocation1

Common Stocks	99.2%
Other assets in excess of liabilities	0.8%
100.0%

Top Industries2

Internet & Direct Marketing Retail	11.9%
Software	11.5%
Interactive Media & Services	10.5%
Pharmaceuticals	7.0%
Hotels, Restaurants & Leisure	6.9%
Capital Markets	6.5%
IT Services	6.4%
Beverages	6.0%
Semiconductors & Semiconductor Equipment	6.0%
Biotechnology	5.2%
Other Industries	22.1%
100.0%

Top Holdings2

Amazon.com, Inc.	6.5%
Facebook, Inc., Class A	5.7%
Alibaba Group Holding Ltd., ADR	5.5%
Visa, Inc., Class A	5.4%
Oracle Corp.	4.9%
Alphabet, Inc., Class C	4.8%
Monster Beverage Corp.	4.4%
Autodesk, Inc.	4.0%
Expeditors International of Washington, Inc.	3.6%
Yum China Holdings, Inc.	3.1%
Other Holdings	52.1%
100.0%

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

Fund Performance	Nationwide Loomis All Cap Growth Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.		Inception
Class A	w/o SC1	14.48%	[2]	12.03%	[2]
	w/SC3	7.88%	[2]	9.32%	[2]
Class R6[4]		14.93%	[2]	12.49%	[2]
Eagle Class Shares		15.00%	[5]	8.98%	[5]
Institutional Service Class[4]		14.91%	[2]	12.33%	[2]
Russell 3000® Growth Index		16.34%		15.16%	[2]

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of May 31, 2017.

[3]	A 5.75% front-end sales charge was deducted.

[4]	Not subject to any SCs.

[5]	Since inception date of June 27, 2018.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.53%	1.35%
Class R6	1.03%	0.85%
Eagle Class Shares	1.13%	0.95%
Institutional Service Class	1.28%	1.10%

^

Current effective prospectus dated February 28, 2019. The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (cont.)	Nationwide Loomis All Cap Growth Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide Loomis All Cap Growth Fund from inception through 10/31/19 versus the Russell 3000® Growth Index for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Loomis All Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Loomis All Cap Growth Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19	Expense Ratio During Period (%) 5/1/19 - 10/31/19
Class A Shares	Actual	(a)	1,000.00	979.80	6.49	1.30
	Hypothetical	(a)(b)	1,000.00	1,018.65	6.61	1.30
Class R6 Shares	Actual	(a)	1,000.00	981.50	3.95	0.79
	Hypothetical	(a)(b)	1,000.00	1,021.22	4.02	0.79
Eagle Class Shares	Actual	(a)	1,000.00	981.70	5.24	1.05
	Hypothetical	(a)(b)	1,000.00	1,019.91	5.35	1.05
Institutional Service Class Shares	Actual	(a)	1,000.00	981.90	4.40	0.88
	Hypothetical	(a)(b)	1,000.00	1,020.77	4.48	0.88

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2019

Nationwide Loomis All Cap Growth Fund

Common Stocks 99.2%

	Shares	Value

Air Freight & Logistics 3.5%
Expeditors International of Washington, Inc.	162,376	$11,843,705

Beverages 6.0%
Coca-Cola Co. (The)	100,056	5,446,048
Monster Beverage Corp.*	258,359	14,501,691

		19,947,739

Biotechnology 5.2%
Amgen, Inc.	18,229	3,887,334
BioMarin Pharmaceutical, Inc.*	65,601	4,802,649
Regeneron Pharmaceuticals, Inc.*	28,295	8,666,193

		17,356,176

Capital Markets 6.4%
FactSet Research Systems, Inc.	22,714	5,758,453
MSCI, Inc.	31,022	7,276,521
SEI Investments Co.	139,223	8,342,242

		21,377,216

Communications Equipment 2.4%
Cisco Systems, Inc.	170,111	8,081,974

Consumer Finance 0.5%
American Express Co.	13,856	1,625,032

Energy Equipment & Services 1.2%
Schlumberger Ltd.	121,178	3,961,309

Food Products 2.0%
Danone SA, ADR-FR	409,403	6,755,149

Health Care Equipment & Supplies 1.3%
Alcon, Inc.*	9,457	560,516
Varian Medical Systems, Inc.*	30,175	3,645,442

		4,205,958

Health Care Technology 2.3%
Cerner Corp.	115,865	7,776,859

Hotels, Restaurants & Leisure 6.8%
Starbucks Corp.	90,765	7,675,088
Yum China Holdings, Inc.	238,659	10,143,008
Yum! Brands, Inc.	48,933	4,976,975

		22,795,071

Household Products 3.3%
Colgate-Palmolive Co.	69,220	4,748,492
Procter & Gamble Co. (The)	50,965	6,345,652

		11,094,144

Interactive Media & Services 10.5%
Alphabet, Inc., Class A*	6,421	8,082,755
Alphabet, Inc., Class C*	6,422	8,092,426
Facebook, Inc., Class A*	97,640	18,712,706

		34,887,887

Common Stocks (continued)

	Shares	Value

Internet & Direct Marketing Retail 11.9%
Alibaba Group Holding Ltd., ADR-CN*	102,373	$18,086,238
Amazon.com, Inc.*	12,079	21,460,276

		39,546,514

IT Services 6.4%
Automatic Data Processing, Inc.	20,521	3,329,122
Visa, Inc., Class A	100,088	17,901,740

		21,230,862

Machinery 2.4%
Deere & Co.	46,746	8,140,348

Pharmaceuticals 6.9%
Merck & Co., Inc.	27,969	2,423,794
Novartis AG, ADR-CH	47,291	4,135,125
Novo Nordisk A/S, ADR-DK	163,211	9,012,511
Roche Holding AG, ADR-CH	200,960	7,560,115

		23,131,545

Semiconductors & Semiconductor Equipment 5.9%
NVIDIA Corp.	48,952	9,840,331
QUALCOMM, Inc.	124,092	9,981,961

		19,822,292

Software 11.5%
Autodesk, Inc.*	89,667	13,213,329
Microsoft Corp.	60,602	8,688,509
Oracle Corp.	299,625	16,326,566

		38,228,404

Textiles, Apparel & Luxury Goods 2.8%
Under Armour, Inc., Class A*	445,180	9,192,967

Total Investments (cost $289,190,693) — 99.2%		331,001,151

Other assets in excess of liabilities — 0.8%		2,697,662

NET ASSETS — 100.0%		$333,698,813

*	Denotes a non-income producing security.

ADR	American Depositary Receipt

CH	Switzerland

CN	China

DK	Denmark

FR	France

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2019

Nationwide Loomis All Cap Growth Fund
Assets:
Investment securities, at value (cost $289,190,693)	$331,001,151
Cash	4,413,326
Interest and dividends receivable	116,011
Securities lending income receivable	373
Receivable for investments sold	166,450
Receivable for capital shares issued	170,903
Reimbursement from investment adviser (Note 3)	15,687
Prepaid expenses	29,359

Total Assets	335,913,260

Liabilities:
Payable for investments purchased	1,836,081
Payable for capital shares redeemed	59,141
Accrued expenses and other payables:
Investment advisory fees	221,993
Fund administration fees	20,826
Distribution fees	1,076
Administrative servicing fees	24,889
Accounting and transfer agent fees	1,199
Trustee fees	1,406
Custodian fees	4,566
Compliance program costs (Note 3)	460
Professional fees	27,214
Printing fees	6,719
Other	8,877

Total Liabilities	2,214,447

Net Assets	$333,698,813

Represented by:
Capital	$287,918,193
Total distributable earnings (loss)	45,780,620

Net Assets	$333,698,813

Net Assets:
Class A Shares	$5,161,915
Class R6 Shares	178,449,111
Eagle Class Shares	135,646,669
Institutional Service Class Shares	14,441,118

Total	$333,698,813

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	425,636
Class R6 Shares	14,622,130
Eagle Class Shares	11,112,435
Institutional Service Class Shares	1,185,145

Total	27,345,346

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide Loomis All Cap Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$12.13
Class R6 Shares	$12.20
Eagle Class Shares	$12.21
Institutional Service Class Shares	$12.19
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.87

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Loomis All Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$3,007,339
Interest income	86,727
Income from securities lending (Note 2)	4,863
Foreign tax withholding	(1,988)

Total Income	3,096,941

EXPENSES:
Investment advisory fees	2,286,206
Fund administration fees	118,460
Distribution fees Class A	9,287
Administrative servicing fees Class A	7,940
Administrative servicing fees Eagle Class	94,887
Administrative servicing fees Institutional Service Class	7,037
Registration and filing fees	59,863
Professional fees	54,079
Printing fees	9,185
Trustee fees	9,898
Custodian fees	14,598
Accounting and transfer agent fees	2,511
Compliance program costs (Note 3)	1,418
Other	9,163

Total expenses before expenses reimbursed	2,684,532

Expenses reimbursed by adviser (Note 3)	(129,013)

Net Expenses	2,555,519

NET INVESTMENT INCOME	541,422

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities (Note 10)	4,369,016
Net change in unrealized appreciation/depreciation in the value of investment securities	31,949,645

Net realized/unrealized gains	36,318,661

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$36,860,083

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Loomis All Cap Growth Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$541,422	$557,247
Net realized gains	4,369,016	12,318,472
Net change in unrealized appreciation/depreciation	31,949,645	(932,648)

Change in net assets resulting from operations	36,860,083	11,943,071

Distributions to Shareholders From:
Distributable earnings:
Class A	(42,498)	(819)
Class R6	(12,883,459)	(1,170,187)
Eagle Class	(281,861)	–	(a)
Institutional Service Class	(373,823)	(17,619)

Change in net assets from shareholder distributions	(13,581,641)	(1,188,625)

Change in net assets from capital transactions	128,469,885	(31,009,799)

Change in net assets	151,748,327	(20,255,353)

Net Assets:
Beginning of year	181,950,486	202,205,839

End of year	$333,698,813	$181,950,486

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,136,477	$732,134
Dividends reinvested	42,321	819
Cost of shares redeemed	(952,300)	(285,695)

Total Class A Shares	4,226,498	447,258

Class R6 Shares
Proceeds from shares issued	14,104,690	16,806,260
Dividends reinvested	12,883,459	1,170,187
Cost of shares redeemed	(33,312,391)	(55,866,478)

Total Class R6 Shares	(6,324,242)	(37,890,031)

Eagle Class Shares
Proceeds from shares issued	140,371,561	264,289	(a)
Dividends reinvested	281,861	–	(a)
Cost of shares redeemed	(16,443,101)	(6	)(a)

Total Eagle Class Shares	124,210,321	264,283	(a)

Institutional Service Class Shares
Proceeds from shares issued	12,365,995	11,335,020
Dividends reinvested	373,823	17,619
Cost of shares redeemed	(6,382,510)	(5,183,948)

Total Institutional Service Class Shares	6,357,308	6,168,691

Change in net assets from capital transactions	$128,469,885	$(31,009,799)

Statements of Changes in Net Assets (Continued)

	Nationwide Loomis All Cap Growth Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	448,335	61,168
Reinvested	4,109	72
Redeemed	(80,901)	(24,590)

Total Class A Shares	371,543	36,650

Class R6 Shares
Issued	1,204,346	1,431,444
Reinvested	1,244,907	101,556
Redeemed	(2,901,267)	(4,677,093)

Total Class R6 Shares	(452,014)	(3,144,093)

Eagle Class Shares
Issued	12,457,962	22,328 (a)
Reinvested	26,954	– (a)
Redeemed	(1,394,809)	– (a)

Total Eagle Class Shares	11,090,107	22,328 (a)

Institutional Service Class Shares
Issued	1,013,323	952,846
Reinvested	36,130	1,539
Redeemed	(541,681)	(432,240)

Total Institutional Service Class Shares	507,772	522,145

Total change in shares	11,517,408	(2,562,970)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from June 28, 2018 (commencement of operations) through October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Loomis All Cap Growth Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$11.45	(0.03)	1.54	1.51	(0.01)	(0.82)	(0.83)	$12.13	14.48%		$5,161,915	1.28%	(0.21%	)	1.32%	13.51%
Year Ended October 31, 2018	$10.97	(0.01)	0.54	0.53	–	(0.05)	(0.05)	$11.45	4.81%		$619,208	1.20%	(0.10%	)	1.41%	21.94%
Period Ended October 31, 2017 (g)	$10.00	(0.02)	0.99	0.97	–	–	–	$10.97	9.70%		$191,324	1.29%	(0.39%	)	1.43%	11.55%

Class R6 Shares
Year Ended October 31, 2019	$11.50	0.03	1.53	1.56	(0.04)	(0.82)	(0.86)	$12.20	14.93%		$178,449,111	0.82%	0.27%		0.87%	13.51%
Year Ended October 31, 2018	$11.00	0.03	0.54	0.57	(0.02)	(0.05)	(0.07)	$11.50	5.15%		$173,295,558	0.85%	0.28%		1.03%	21.94%
Period Ended October 31, 2017 (g)	$10.00	–	1.00	1.00	–	–	–	$11.00	10.00%		$200,310,013	0.85%	0.08%		0.98%	11.55%

Eagle Class Shares
Year Ended October 31, 2019	$11.48	0.01	1.56	1.57	(0.02)	(0.82)	(0.84)	$12.21	15.00%		$135,646,669	1.02%	0.07%		1.06%	13.51%
Period Ended October 31, 2018 (h)	$11.76	(0.01)	(0.27)	(0.28)	–	–	–	$11.48	(2.38%	)	$256,407	0.94%	(0.37%	)	1.36%	21.94%

Institutional Service Class Shares
Year Ended October 31, 2019	$11.48	0.02	1.54	1.56	(0.03)	(0.82)	(0.85)	$12.19	15.00%	(i)	$14,441,118	0.89%	0.16%		0.93%	13.51%
Year Ended October 31, 2018	$10.98	0.01	0.54	0.55	–	(0.05)	(0.05)	$11.48	5.00%		$7,779,313	0.97%	0.12%		1.18%	21.94%
Period Ended October 31, 2017 (g)	$10.00	(0.01)	0.99	0.98	–	–	–	$10.98	9.80%		$1,704,502	1.09%	(0.19%	)	1.23%	11.55%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 31, 2017 (commencement of operations) through October 31, 2017. Total return is calculated based on inception date of May 31, 2017 through October 31, 2017.
(h)	For the period from June 28, 2018 (commencement of operations) through October 31, 2018. Total return is calculated based on inception date of June 27, 2018 through October 31, 2018.
(i)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Small Company Growth Fund

For the annual period ended October 31, 2019, the Nationwide Small Company Growth Fund (Institutional Service Class) returned 11.40% versus 6.40% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Small Growth (consisting of 649 funds as of October 31, 2019), was 6.69% for the same period. Performance for the Fund’s other share class versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s portfolio strategy is benchmark agnostic and is not in any way structured relative to a benchmark. Therefore, we do not provide attribution analysis relative to a benchmark, or comment on benchmark sector performance. No derivatives were used during the reporting period.

Performance was due to many securities spread across the Fund’s sectors. Among the top contributors to Fund performance for the reporting period were Paycom Software (Business Services), Veeva Systems (Medical/Healthcare) and PROS Holdings (Business Services). On the downside, among the worse detractors from Fund performance were Inogen and Abiomed (both Medical/Healthcare) and Vocera Communications (Information/Knowledge).

Top Contributors

Paycom, one of the top contributors to Fund performance for the reporting period, provides cloud-based human capital management (HCM) software for small to mid-sized companies. This software provides a core system of record, maintained in a single database, for all HCM functions including talent acquisition and management, time and labor management, payroll and human resources management. As the functionality of Paycom’s solutions increases, the company continues to target larger clients. We believe stronger-than-expected quarterly results drove the recent outperformance and that long-term growth prospects remain attractive.

Veeva Systems provides cloud-based software to the global life-sciences industry, including the fields of biotechnology and pharmaceuticals. The company’s core products are Veeva CRM, a customer-relationship-management (CRM) solution, and Veeva Vault, a regulated content-management and collaboration solution. Veeva’s clients include many of the largest global pharmaceutical companies, including GlaxoSmithKline, AstraZeneca, Eli Lilly and Merck. Veeva is an innovative company that has successfully launched several products outside of its core CRM, meaningfully expanding its addressable market. We believe the company will achieve continued growth by selling new solutions to existing customers, capturing new customers within existing markets and entering adjacent markets.

PROS Holdings uses software embedded with artificial intelligence and machine-learning algorithms to optimize pricing for its customers. The company began more than three decades ago providing data analytics and dynamic pricing to the airline industry. Today PROS has expanded to a broad range of other industries including industrial materials, financial services, consumer goods, healthcare, automotive, energy and chemicals. The company is currently in the midst of a transition from a perpetual-license model to a subscription model, which will result in a more stable recurring-revenue stream. PROS is seeing increased demand for its products that help companies dynamically price and sell products and services online. Given the strength of PROS’s market position and the value of its products, we continue to believe in the company’s long-term growth prospects.

Top Detractors

Inogen manufactures portable oxygen concentrators (POCs) to treat patients with hypoxemia, an abnormally low level of oxygen in the blood which can damage organs, leading to costly hospitalizations and death. POCs increase the level of oxygen in the air that a patient inhales, allowing the patient to obtain the necessary level of oxygen in the blood. Inogen’s small, quiet, portable units, which can weigh less than three pounds, allow for greater patient mobility, improved quality of life and are approved for use on airplanes. The company

Fund Commentary (cont.)	Nationwide Small Company Growth Fund

reported lower-than-expected quarterly revenue recently, causing a reduction in earnings growth and forward growth estimates. Much of the revenue shortfall came from one large reseller that slowed its purchases. The company also is implementing changes to its salesforce to address lower-than-expected sales production, especially from new hires in its new Cleveland location. These announcements were the drivers of negative stock price action. Inogen is the market leader in the POC market, holding roughly 50% market share. As the market leader in POCs, which account for less than 15% of the total oxygen market and are growing faster than that market, we believe Inogen remains in a good position to address its current issues and continue to deliver growth in the future.

Abiomed manufactures and sells a portfolio of minimally invasive heart-recovery devices called the Impella, which pump blood for the heart during cardiac procedures. This gives the heart an opportunity to rest, preventing it from becoming overstressed during treatment. We believe Abiomed will drive revenue growth by increasing the adoption of key products, expanding the product portfolio with more FDA-approved devices and creating greater awareness with clinical studies and real-world evidence. Recently the company reported weaker-than-expected earnings results that contributed to the stock’s underperformance. Abiomed also announced that it will adjust its sales strategy to expand the salesforce, target additional hospitals and gain deeper penetration of its products within existing client locations. Sales growth in international markets, specifically in Europe and Japan, remains strong. Despite the negative results, we believe that the company’s products are compelling and that increasing awareness among users will drive Abiomed’s products closer to becoming the accepted standard of care in their markets. We believe that Abiomed’s long-term growth prospects remain intact.

Vocera Communications provides communication solutions to mobile workers primarily in the healthcare industry, in addition to other industries, such as hospitality, energy and education. The company’s communication platform increases efficiency for hospital staff, leading to improved patient outcomes and cost savings for hospitals. We believe the company has ample opportunity to grow through new product development and deeper penetration of existing accounts in both domestic and international markets. In a recent quarterly earnings call, Vocera reported lower-than-expected revenue and reduced its financial guidance, leading to the underperformance in the stock. Delays in government contracts during the government shutdown from December of 2018 thru January of 2019 as well as delays in customer purchases in anticipation of new product introductions affected Vocera’s revenues. We believe the poor results are short-term issues and the company’s long-term growth prospects remain intact.

We remain quite optimistic about the long-term potential of the portfolio overall. Of course, this does not mean that the portfolio is immune from negative company-specific events or that every portfolio holding will do well. And it most certainly does not mean that the portfolio will not be adversely affected by economic, political and/or other exogenous events. We do not spend our time determining probabilities for potential outcomes (political, economic or otherwise) and then subsequently repositioning the portfolio to take advantage of these expected outcomes. We do, however, assess and analyze the long-term fundamentals of industries and companies to determine whether an investment candidate or portfolio holding meets the criteria for our small company investment program.

At Brown Capital Management, our investment philosophy does not change quarter to quarter, and is not geared toward any specific market conditions or circumstances. While we are influenced by market movements, our consistent investment process does not change in anticipation of one or another type of market. Focusing on exceptional small companies that have the wherewithal to become exceptional large companies is where we concentrate our efforts. As long-term and benchmark-agnostic investors, our style is a disciplined and patient implementation of our small company investment

Fund Commentary (cont.)	Nationwide Small Company Growth Fund

process. As always, we are committed to building and maintaining a winning investment program that meets your required long-term investment needs.

Subadviser:

Brown Capital Management, LLC

Portfolio Managers:

Daman C. Blakeney; Damien L. Davis, CFA; Andrew J. Fones; Kempton M. Ingersol; Keith A. Lee; and Chaitanya Yaramada, CFA

The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. The investment strategy of holding stocks for long time periods with an emphasis on particular industries or sectors may subject the Fund to above-average short-term volatility. Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Small Company Growth Fund

Asset Allocation1

Common Stocks	97.7%
Repurchase Agreements†	0.0%
Short-Term Investment†	0.0%
Other assets in excess of liabilities	2.3%
100.0%

Top Industries2

Software	41.4%
Health Care Equipment & Supplies	25.5%
Health Care Technology	8.1%
Machinery	7.1%
Electronic Equipment, Instruments & Components	4.7%
Chemicals	4.2%
Life Sciences Tools & Services	3.4%
Biotechnology	2.3%
Energy Equipment & Services	1.4%
Communications Equipment	1.3%
Other Industries#	0.6%
100.0%

Top Holdings2

Tyler Technologies, Inc.	5.0%
Cognex Corp.	4.7%
Neogen Corp.	4.4%
ANSYS, Inc.	4.3%
Manhattan Associates, Inc.	4.3%
Veeva Systems, Inc., Class A	4.3%
Balchem Corp.	4.2%
Paycom Software, Inc.	4.2%
Guidewire Software, Inc.	3.9%
Quidel Corp.	3.7%
Other Holdings#	57.0%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

Fund Performance	Nationwide Small Company Growth Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	Inception[2]
Class A	w/o SC1	11.31%	13.50%	16.12%
	w/SC3	4.91%	12.17%	15.24%
Institutional Service Class[4]		11.40%	13.66%	16.31%
Russell 2000® Growth Index		6.40%	8.38%	12.42%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of January 3, 2012.

[3]	A 5.75% front-end sales charge was deducted.

[4]	Not subject to any SCs.

Expense Ratios

Expense Ratio^
Class A	1.32%
Institutional Service Class	1.19%

^

Current effective prospectus dated February 28, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (cont.)	Nationwide Small Company Growth Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Small Company Growth Fund from inception through 10/31/19 versus the Russell 2000® Growth Index for the same period. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Small Company Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Small Company Growth Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19	Expense Ratio During Period (%) 5/1/19 - 10/31/19
Class A Shares	Actual	(a)	1,000.00	957.90	6.56	1.33
	Hypothetical	(a)(b)	1,000.00	1,018.50	6.77	1.33
Institutional Service Class Shares	Actual	(a)	1,000.00	958.40	5.87	1.19
	Hypothetical	(a)(b)	1,000.00	1,019.21	6.06	1.19

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2019

Nationwide Small Company Growth Fund

Common Stocks 97.7%

	Shares	Value

Biotechnology 2.3%
Cyclerion Therapeutics, Inc.*	31,551	$75,407
Incyte Corp.*	8,469	710,719
Ironwood Pharmaceuticals, Inc.*	600,760	6,031,630

		6,817,756

Chemicals 4.1%
Balchem Corp.	122,501	12,398,326

Communications Equipment 1.3%
NetScout Systems, Inc.*	159,614	3,865,851

Electronic Equipment, Instruments & Components 4.5%
Cognex Corp.	264,810	13,635,067

Energy Equipment & Services 1.4%
DMC Global, Inc.	90,797	4,062,258

Health Care Equipment & Supplies 24.9%
ABIOMED, Inc.*	52,006	10,795,406
Cantel Medical Corp.	131,543	9,588,169
Cardiovascular Systems, Inc.*	170,885	7,607,800
Endologix, Inc.* (a)	21,154	51,827
Glaukos Corp.*	146,374	9,343,052
Inogen, Inc.*	115,693	6,297,749
iRhythm Technologies, Inc.*	97,659	6,525,574
Meridian Bioscience, Inc.	57,914	566,978
Neogen Corp.*	200,082	13,017,335
Quidel Corp.*	191,341	10,887,303

		74,681,193

Health Care Technology 8.0%
NextGen Healthcare, Inc.*	288,844	4,882,908
Veeva Systems, Inc., Class A*	88,619	12,568,833
Vocera Communications, Inc.*	320,646	6,387,268

		23,839,009

IT Services 0.5%
NIC, Inc.	67,916	1,597,384

Life Sciences Tools & Services 3.3%
Bio-Techne Corp.	47,569	9,902,439

Machinery 7.0%
Helios Technologies, Inc.	255,987	10,144,765
Proto Labs, Inc.*	111,168	10,779,961

		20,924,726

Software 40.4%
ACI Worldwide, Inc.*	20,439	641,580
Alarm.com Holdings, Inc.*	166,490	8,224,606
Alteryx, Inc., Class A*	102,543	9,382,685
American Software, Inc., Class A	161,125	2,611,836
ANSYS, Inc.*	57,797	12,724,010
Appfolio, Inc., Class A*	48,299	4,696,112
Blackbaud, Inc.	119,257	10,011,625
Guidewire Software, Inc.*	102,332	11,536,910
Manhattan Associates, Inc.*	168,991	12,665,875
Paycom Software, Inc.*	58,051	12,279,528
PROS Holdings, Inc.*	204,289	10,467,768
Q2 Holdings, Inc.*	137,791	9,850,679
Smartsheet, Inc., Class A*	39,857	1,570,366

Common Stocks (continued)

	Shares	Value

Software (continued)
Tyler Technologies, Inc.*	54,499	$14,634,071

		121,297,651

Total Common Stocks (cost $217,808,952)		293,021,660

Short-Term Investment 0.0%†
Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 1.76% (b)(c)	3,264	3,264

Total Short-Term Investment (cost $3,264)		3,264

Repurchase Agreements 0.0%†

	Principal Amount

BNP Paribas Securities Corp., 1.70%, dated 10/31/2019, due 11/1/2019, repurchase price $22,587, collateralized by U.S. Treasury Note, 2.50%, maturing 2/28/2021; total market value $23,124. (c)(d)	$22,586	22,586
Royal Bank of Canada, 1.68%, dated 10/31/2019, due 11/1/2019, repurchase price $11,150, collateralized by U.S. Treasury Note, 3.00%, maturing 9/30/2025; total market value $11,414. (c)(d)	11,149	11,149

Total Repurchase Agreements (cost $33,735)		33,735

Total Investments (cost $217,845,951) — 97.7%		293,058,659

Other assets in excess of liabilities — 2.3%		6,829,172

NET ASSETS — 100.0%		$299,887,831

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.

(a)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $36,260, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $3,264 and $33,735, respectively, a total value of $36,999.

(b)	Represents 7-day effective yield as of October 31, 2019.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2019 was $36,999.

(d)	Please refer to Note 2(h) for additional information on the joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2019

Nationwide Small Company Growth Fund
Assets:
Investment securities, at value* (cost $217,812,216)	$293,024,924
Repurchase agreements, at value (cost $33,735)	33,735
Cash	8,417,150
Interest receivable	8,986
Securities lending income receivable	224
Receivable for capital shares issued	75,604
Reimbursement from investment adviser (Note 3)	4,259
Prepaid expenses	13,527

Total Assets	301,578,409

Liabilities:
Payable for capital shares redeemed	1,260,167
Payable upon return of securities loaned (Note 2)	36,999
Accrued expenses and other payables:
Investment advisory fees	216,477
Fund administration fees	19,736
Distribution fees	7,476
Administrative servicing fees	97,963
Accounting and transfer agent fees	3,773
Trustee fees	1,266
Custodian fees	4,742
Compliance program costs (Note 3)	437
Professional fees	27,509
Printing fees	9,489
Other	4,544

Total Liabilities	1,690,578

Net Assets	$299,887,831

Represented by:
Capital	$199,492,694
Total distributable earnings (loss)	100,395,137

Net Assets	$299,887,831

Net Assets:
Class A Shares	$35,574,303
Institutional Service Class Shares	264,313,528

Total	$299,887,831

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,777,071
Institutional Service Class Shares	13,039,288

Total	14,816,359

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide Small Company Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$20.02
Institutional Service Class Shares	$20.27
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$21.24

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $36,260 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Small Company Growth Fund
INVESTMENT INCOME:
Dividend income	$507,395
Interest income	220,423
Income from securities lending (Note 2)	6,942

Total Income	734,760

EXPENSES:
Investment advisory fees	2,599,185
Fund administration fees	148,968
Distribution fees Class A	83,575
Administrative servicing fees Class A	44,362
Administrative servicing fees Institutional Service Class	689,990
Registration and filing fees	45,220
Professional fees	44,933
Printing fees	35,881
Trustee fees	11,097
Custodian fees	14,745
Accounting and transfer agent fees	15,674
Compliance program costs (Note 3)	1,469
Other	6,650

Total expenses before expenses reimbursed	3,741,749

Expenses reimbursed by adviser (Note 3)	(10,977)

Net Expenses	3,730,772

NET INVESTMENT LOSS	(2,996,012)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities (Note 10)	32,247,209
Net change in unrealized appreciation/depreciation in the value of investment securities	4,112,362

Net realized/unrealized gains	36,359,571

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$33,363,559

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Small Company Growth Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment loss	$(2,996,012)	$(2,722,634)
Net realized gains	32,247,209	14,300,814
Net change in unrealized appreciation/depreciation	4,112,362	16,193,023

Change in net assets resulting from operations	33,363,559	27,771,203

Distributions to Shareholders From:
Distributable earnings:
Class A	(1,405,057)	(702,399)
Institutional Service Class	(13,202,032)	(7,025,288)

Change in net assets from shareholder distributions	(14,607,089)	(7,727,687)

Change in net assets from capital transactions	(14,817,599)	34,029,333

Change in net assets	3,938,871	54,072,849

Net Assets:
Beginning of year	295,948,960	241,876,111

End of year	$299,887,831	$295,948,960

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$17,754,275	$18,954,577
Dividends reinvested	1,380,442	698,155
Cost of shares redeemed	(14,983,253)	(13,599,058)

Total Class A Shares	4,151,464	6,053,674

Institutional Service Class Shares
Proceeds from shares issued	33,753,526	49,287,811
Dividends reinvested	13,202,032	7,025,288
Cost of shares redeemed	(65,924,621)	(28,337,440)

Total Institutional Service Class Shares	(18,969,063)	27,975,659

Change in net assets from capital transactions	$(14,817,599)	$34,029,333

SHARE TRANSACTIONS:
Class A Shares
Issued	903,276	959,296
Reinvested	83,209	40,403
Redeemed	(751,016)	(675,237)

Total Class A Shares	235,469	324,462

Institutional Service Class Shares
Issued	1,691,925	2,425,259
Reinvested	786,772	402,826
Redeemed	(3,298,192)	(1,447,884)

Total Institutional Service Class Shares	(819,495)	1,380,201

Total change in shares	(584,026)	1,704,663

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Company Growth Fund

		Operations			Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Loss to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$19.03	(0.22)	2.17	1.95	–	(0.96)	(0.96)	$20.02	11.31%	$35,574,303	1.32%	(1.09%	)	1.33%	17.37%
Year Ended October 31, 2018	$17.52	(0.21)	2.28	2.07	–	(0.56)	(0.56)	$19.03	12.16%	$29,343,929	1.32%	(1.07%	)	1.32%	16.23%
Year Ended October 31, 2017	$13.50	(0.14)	4.63	4.49	–	(0.47)	(0.47)	$17.52	34.07%	$21,321,775	1.31%	(0.92%	)	1.33%	15.58%
Year Ended October 31, 2016	$13.26	(0.11)	0.67	0.56	–	(0.32)	(0.32)	$13.50	4.31%	$8,394,865	1.33%	(0.87%	)	1.36%	14.34%
Year Ended October 31, 2015	$16.77	(0.09)	0.94	0.85	–	(4.36)	(4.36)	$13.26	7.89%	$3,308,794	1.34%	(0.72%	)	1.72%	25.26%

Institutional Service Class Shares
Year Ended October 31, 2019	$19.24	(0.19)	2.18	1.99	–	(0.96)	(0.96)	$20.27	11.40%	$264,313,528	1.19%	(0.95%	)	1.19%	17.37%
Year Ended October 31, 2018	$17.67	(0.18)	2.31	2.13	–	(0.56)	(0.56)	$19.24	12.40%	$266,605,031	1.19%	(0.93%	)	1.19%	16.23%
Year Ended October 31, 2017	$13.60	(0.12)	4.66	4.54	–	(0.47)	(0.47)	$17.67	34.19%	$220,554,336	1.19%	(0.74%	)	1.20%	15.58%
Year Ended October 31, 2016	$13.34	(0.08)	0.66	0.58	–	(0.32)	(0.32)	$13.60	4.43%	$169,777,023	1.19%	(0.64%	)	1.22%	14.34%
Year Ended October 31, 2015	$16.82	(0.09)	0.97	0.88	–	(4.36)	(4.36)	$13.34	8.10%	$190,500,495	1.19%	(0.69%	)	1.33%	25.26%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide U.S. Small Cap Value Fund

For the annual period ended October 31, 2019, the Nationwide U.S. Small Cap Value Fund (Class A at NAV*) returned 0.01% versus 3.22% for its benchmark, the Russell 2000® Value Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Small Value (consisting of 423 funds as of October 31, 2019), was 1.45% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The U.S. market had positive performance for the 12-month reporting period, outperforming both developed ex U.S. and emerging markets. The Russell 3000® Index returned 13.5%, as compared to 10.7% for the MSCI World ex USA IMI (net dividends) and 11.6% for the MSCI Emerging Markets IMI (net dividends).

Along the market-capitalization dimension, small caps (Russell 2000® Index) underperformed large caps (Russell 1000® Index) by 9.2% for the reporting period. Mid-caps (Russell Midcap® Index), a subset of the Russell 1000 Index universe, outperformed small caps by 8.8% and underperformed large caps by 0.4%.

Along the relative price dimension, large-cap value stocks (Russell 1000® Value Index) underperformed large-cap growth stocks (Russell 1000® Growth Index) by 5.9% for the reporting period, and small-cap value stocks (Russell 2000® Value Index) underperformed small-cap growth stocks (Russell 2000® Growth Index) by 3.2%.

It is important to consider the interactions between size, value and profitability when reviewing the performance of the dimensions. Considering all three dimensions simultaneously, stocks with lower relative prices and higher profitability underperformed stocks with higher relative prices and lower profitability among both large and small caps.1 Performance of the premiums may vary depending on the particular segment of the market under analysis.

The Fund seeks to capture equity, size, value and profitability premiums in the small- and mid-cap value area of the market and does not use derivatives.

At the sector level, the Fund’s general exclusions of real estate investment trusts (REITs) and highly regulated utilities had a negative impact on relative Fund performance for the reporting period, as REITs and Utilities outperformed the overall index. With low-relative-price (value) stocks underperforming high-relative- price (growth) stocks among small- and mid-caps, the Fund’s greater emphasis on value stocks also detracted from relative Fund performance for the period. Conversely, the Fund’s inclusion of mid-caps had a positive impact on Fund performance relative to the small-cap benchmark, as mid-caps outperformed small-caps for the period. The Fund’s greater emphasis on stocks with higher profitability also contributed positively to relative Fund performance, as these stocks generally outperformed. At the sector level, the Fund’s greater allocation to Industrials benefited relative Fund performance, as Industrials outperformed the overall index. Other than the Fund’s general exclusions of REITs and highly regulated utilities, sector allocations are driven by the Fund’s focus on value stocks.

Holding weight differences between the Fund and the benchmark in Endo International PLC, Reliance Steel & Aluminum Co, and AECOM provided positive contribution to the Fund’s performance. Endo International PLC, the Fund held this security at a lower weight than did the benchmark, and the security underperformed the overall benchmark. In the cases of Reliance Steel & Aluminum Co and AECOM, the Fund held these securities at greater weights than did the benchmark, and the securities outperformed the overall benchmark.

Holding weight differences between the Fund and the benchmark in Antero Resources Corp, Valaris PLC, and Range Resources Corp detracted from the Fund’s performance. The Fund held these securities at greater weights than did the benchmark, and these securities underperformed the overall benchmark.

[1]	Dimensional’s classification of securities is based on size, value and profitability parameters.

Fund Commentary (cont.)	Nationwide U.S. Small Cap Value Fund

Subadviser:

Dimensional Fund Advisors LP

Portfolio Managers:

Jed S. Fogdall and Joel Schneider

*

Performance is shown for the Fund’s Class A shares to correspond with the class used for performance reporting in the Fund’s prospectus. Institutional Service Class shares previously were shown in the Fund’s annual reports for performance reporting.

The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. The Fund also is subject to risks associated with using a targeted strategy for stock selection. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide U.S. Small Cap Value Fund

Asset Allocation1

Common Stocks	99.7%
Repurchase Agreements	1.9%
Short-Term Investment	0.2%
Rights†	0.0%
Liabilities in excess of other assets	(1.8)%
100.0%

Top Industries2

Banks	16.6%
Insurance	5.6%
Electronic Equipment, Instruments & Components	5.4%
Oil, Gas & Consumable Fuels	4.9%
Machinery	3.9%
Specialty Retail	3.5%
Household Durables	3.4%
Thrifts & Mortgage Finance	3.1%
Chemicals	2.7%
Metals & Mining	2.5%
Other Industries#	48.4%
100.0%

Top Holdings2

US Foods Holding Corp.	0.6%
Arrow Electronics, Inc.	0.6%
Reliance Steel & Aluminum Co.	0.6%
News Corp., Class A	0.6%
Post Holdings, Inc.	0.6%
Voya Financial, Inc.	0.6%
Zions Bancorp NA	0.5%
AECOM	0.5%
Perrigo Co. plc	0.5%
Athene Holding Ltd., Class A	0.5%
Other Holdings#	94.4%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

Fund Performance	Nationwide U.S. Small Cap Value Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	0.01%	3.76%	10.33%
	w/SC2	(5.72)%	2.54%	9.67%
Class C	w/o SC1	(0.80)%	2.97%	9.53%
	w/SC3	(1.70)%	N/A	N/A
Class R6[4,5]		0.25%	4.10%	10.68%
Institutional Service Class[4]		0.06%	3.85%	10.41%
Russell 2000® Value Index		3.22%	6.24%	11.08%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	1.32%
Class C	2.08%
Class R6	0.98%
Institutional Service Class	1.23%

^

Current effective prospectus dated February 28, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (cont.)	Nationwide U.S. Small Cap Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide U.S. Small Cap Value Fund versus the Russell 2000® Value Index over the 10-year period ended 10/31/19. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide U.S. Small Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide U.S. Small Cap Value Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19	Expense Ratio During Period (%) 5/1/19 - 10/31/19
Class A Shares	Actual	(a)	1,000.00	971.10	6.81	1.37
	Hypothetical	(a)(b)	1,000.00	1,018.30	6.97	1.37
Class C Shares	Actual	(a)	1,000.00	967.90	10.66	2.15
	Hypothetical	(a)(b)	1,000.00	1,014.37	10.92	2.15
Class R6 Shares	Actual	(a)	1,000.00	972.20	5.22	1.05
	Hypothetical	(a)(b)	1,000.00	1,019.91	5.35	1.05
Institutional Service Class Shares	Actual	(a)	1,000.00	971.80	6.46	1.30
	Hypothetical	(a)(b)	1,000.00	1,018.65	6.61	1.30

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2019

Nationwide U.S. Small Cap Value Fund

Common Stocks 99.7%

	Shares	Value

Aerospace & Defense 0.7%
AAR Corp.	3,709	$154,851
Arotech Corp.*	6,700	19,899
Astronics Corp.*	684	19,795
Astronics Corp., Class B*	176	5,104
CPI Aerostructures, Inc.*	1,172	9,130
Cubic Corp.	1,924	141,876
Ducommun, Inc.*	1,870	92,714
Moog, Inc., Class A	2,175	182,069
National Presto Industries, Inc.	465	40,032
Park Aerospace Corp.	1,447	24,584
SIFCO Industries, Inc.*	425	1,084
Vectrus, Inc.*	1,492	68,199
Wesco Aircraft Holdings, Inc.*	10,585	116,647

		875,984

Air Freight & Logistics 0.5%
Air Transport Services Group, Inc.*	2,419	50,581
Atlas Air Worldwide Holdings, Inc. *	2,523	55,329
Echo Global Logistics, Inc.*	2,911	57,958
Forward Air Corp.	730	50,494
Hub Group, Inc., Class A*	3,218	147,385
Radiant Logistics, Inc.*	3,110	16,763
XPO Logistics, Inc.*	2,385	182,214

		560,724

Airlines 1.3%
Alaska Air Group, Inc.	3,774	262,029
Copa Holdings SA, Class A	760	77,322
Hawaiian Holdings, Inc.	4,077	116,643
JetBlue Airways Corp.*	27,914	538,740
Mesa Air Group, Inc.*	2,300	17,526
SkyWest, Inc.	5,610	334,076
Spirit Airlines, Inc.*	6,361	238,919

		1,585,255

Auto Components 2.1%
Adient plc*	8,696	184,268
American Axle & Manufacturing Holdings, Inc.*	14,035	117,333
BorgWarner, Inc.	9,919	413,424
Cooper Tire & Rubber Co.	4,888	138,037
Cooper-Standard Holdings, Inc.*	1,546	49,256
Dana, Inc.	13,383	217,206
Gentex Corp.	5,718	160,390
Gentherm, Inc.*	1,618	67,584
Goodyear Tire & Rubber Co. (The)	21,564	342,221
Horizon Global Corp.*	1,344	5,161
LCI Industries	560	54,387
Lear Corp.	3,242	381,810
Modine Manufacturing Co.*	6,171	70,534
Motorcar Parts of America, Inc.*	2,809	53,540
Shiloh Industries, Inc.*	3,700	13,394
Standard Motor Products, Inc.	3,035	158,913
Stoneridge, Inc.*	1,794	55,399
Strattec Security Corp.	442	10,002
Superior Industries International, Inc.	4,675	12,155
Tenneco, Inc., Class A	1,733	21,818

		2,526,832

Common Stocks (continued)

	Shares	Value

Automobiles 0.1%
Harley-Davidson, Inc.	1,182	$45,991
Winnebago Industries, Inc.	1,710	82,200

		128,191

Banks 16.9%
1st Source Corp.	2,826	144,635
Allegiance Bancshares, Inc.*	1,315	43,737
American National Bankshares, Inc.	1,014	36,707
Ameris Bancorp	5,538	237,303
AmeriServ Financial, Inc.	1,800	7,488
Arrow Financial Corp.	1,704	59,844
Associated Banc-Corp.	16,406	329,925
Atlantic Capital Bancshares, Inc.*	1,398	26,073
Atlantic Union Bankshares Corp.	3,550	130,853
Banc of California, Inc.	3,961	54,543
BancFirst Corp.	1,645	95,229
Bancorp, Inc. (The)*	9,306	101,435
BancorpSouth Bank	2,924	89,679
Bank of Commerce Holdings	1,636	18,356
Bank of Marin Bancorp	1,334	58,523
Bank OZK	12,684	355,913
BankFinancial Corp.	2,748	35,394
BankUnited, Inc.	8,830	302,869
Banner Corp.	3,048	164,531
Bar Harbor Bankshares	1,037	25,977
Baycom Corp.*	825	17,440
BCB Bancorp, Inc.	754	9,727
Berkshire Hills Bancorp, Inc.	4,408	136,780
Boston Private Financial Holdings, Inc.	8,268	93,015
Bridge Bancorp, Inc.	1,513	49,021
Brookline Bancorp, Inc.	8,104	127,233
Bryn Mawr Bank Corp.	2,086	79,497
Byline Bancorp, Inc.*	1,891	32,790
C&F Financial Corp.	391	19,886
Cadence Bancorp	9,119	140,250
Camden National Corp.	1,876	83,126
Capital City Bank Group, Inc.	2,801	79,688
Capstar Financial Holdings, Inc.	1,268	21,442
Carolina Financial Corp.	1,914	72,636
CenterState Bank Corp.	8,118	205,872
Central Pacific Financial Corp.	1,061	30,684
Central Valley Community Bancorp	600	12,498
Century Bancorp, Inc., Class A	429	37,327
CIT Group, Inc.	8,798	377,346
Citizens & Northern Corp.	1,281	32,935
Civista Bancshares, Inc.	1,335	30,011
CNB Financial Corp.	1,186	37,086
Columbia Banking System, Inc.	6,120	240,516
Community Bankers Trust Corp.	300	2,598
Community Trust Bancorp, Inc.	1,809	79,252
ConnectOne Bancorp, Inc.	3,571	86,704
Customers Bancorp, Inc.*	3,226	76,069
Eagle Bancorp, Inc.	2,484	112,128
Enterprise Bancorp, Inc.	843	25,130
Enterprise Financial Services Corp.	1,141	49,976
Equity Bancshares, Inc., Class A*	1,841	51,106
Farmers National Banc Corp.	3,278	48,908
FB Financial Corp.	1,044	39,327
Financial Institutions, Inc.	2,557	80,367
First Bancorp, Inc.	1,541	43,564

Statement of Investments (Continued)

October 31, 2019

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Banks (continued)
First Bancorp/NC	3,269	$123,405
First Bancorp/PR	19,311	203,152
First Bancshares, Inc. (The)	851	28,049
First Bank	980	10,349
First Busey Corp.	4,410	116,292
First Business Financial Services, Inc.	1,233	29,987
First Commonwealth Financial Corp.	10,295	145,057
First Community Bankshares, Inc.	2,396	76,265
First Financial Bancorp	10,299	241,409
First Financial Corp.	1,646	72,210
First Financial Northwest, Inc.	1,754	24,819
First Foundation, Inc.	4,412	70,636
First Horizon National Corp.	29,605	472,792
First Internet Bancorp	1,300	29,562
First Interstate BancSystem, Inc., Class A	2,876	120,677
First Merchants Corp.	4,698	185,806
First Mid Bancshares, Inc.	1,457	50,849
First Midwest Bancorp, Inc.	8,847	181,717
First Northwest Bancorp	900	15,813
First of Long Island Corp. (The)	1,976	46,317
Flushing Financial Corp.	3,637	78,705
FNB Corp.	29,456	355,239
Franklin Financial Network, Inc.	1,643	54,663
Fulton Financial Corp.	14,297	243,907
German American Bancorp, Inc.	2,205	72,875
Great Southern Bancorp, Inc.	1,663	100,478
Great Western Bancorp, Inc.	4,815	167,899
Hancock Whitney Corp.	8,218	320,502
Hanmi Financial Corp.	4,305	82,871
HarborOne Bancorp, Inc.*	1,450	14,805
Heartland Financial USA, Inc.	2,577	120,552
Heritage Commerce Corp.	4,047	48,645
Heritage Financial Corp.	3,974	109,404
Hilltop Holdings, Inc.	13,855	323,653
Home BancShares, Inc.	2,610	48,233
HomeTrust Bancshares, Inc.	1,832	48,914
Hope Bancorp, Inc.	13,907	198,453
Horizon Bancorp, Inc.	3,616	66,010
IBERIABANK Corp.	4,891	358,950
Independent Bank Corp.	3,660	201,110
Independent Bank Group, Inc.	3,527	188,589
International Bancshares Corp.	6,968	285,409
Investors Bancorp, Inc.	27,449	330,760
Lakeland Bancorp, Inc.	5,074	83,975
LCNB Corp.	700	12,656
LegacyTexas Financial Group, Inc.	3,739	159,057
Live Oak Bancshares, Inc. (a)	1,011	18,350
Macatawa Bank Corp.	3,062	32,013
Malvern Bancorp, Inc.*	490	10,966
Mercantile Bank Corp.	1,474	51,900
Midland States Bancorp, Inc.	2,018	54,082
MidWestOne Financial Group, Inc.	866	28,227
National Bank Holdings Corp., Class A	3,183	109,495
NBT Bancorp, Inc.	4,495	178,676
Nicolet Bankshares, Inc.*	349	24,074
Northeast Bank	528	11,304
Northrim Bancorp, Inc.	746	29,057
OFG Bancorp	5,084	103,256
Ohio Valley Banc Corp.	475	17,452
Old Line Bancshares, Inc.	1,554	45,501

Common Stocks (continued)

	Shares	Value

Banks (continued)
Old National Bancorp	15,793	$284,195
Old Second Bancorp, Inc.	1,364	16,463
Opus Bank	3,361	83,319
Pacific Premier Bancorp, Inc.	4,094	138,193
PacWest Bancorp	11,790	436,112
Park National Corp.	305	30,881
Peapack Gladstone Financial Corp.	2,410	70,372
Penns Woods Bancorp, Inc.	514	15,713
Peoples Bancorp of North Carolina, Inc.	709	21,086
Peoples Bancorp, Inc.	2,867	93,780
People’s United Financial, Inc.	36,349	587,763
People’s Utah Bancorp	949	27,616
Pinnacle Financial Partners, Inc.	7,232	425,386
Popular, Inc.	9,167	499,235
Preferred Bank	572	30,493
Premier Financial Bancorp, Inc.	1,453	25,791
QCR Holdings, Inc.	1,103	44,760
RBB Bancorp	1,162	23,403
Renasant Corp.	5,823	202,058
Republic Bancorp, Inc., Class A	1,700	75,599
Republic First Bancorp, Inc.*	1,850	7,493
S&T Bancorp, Inc.	3,602	135,633
Sandy Spring Bancorp, Inc.	3,487	120,302
Seacoast Banking Corp. of Florida*	1,504	42,112
Shore Bancshares, Inc.	1,088	16,984
Sierra Bancorp	1,940	52,846
Simmons First National Corp., Class A	7,996	191,264
SmartFinancial, Inc.*	1,179	24,818
South State Corp.	3,171	250,065
Southern First Bancshares, Inc.*	254	10,239
Southern National Bancorp of Virginia, Inc.	3,875	61,380
Southside Bancshares, Inc.	1,701	58,599
Sterling Bancorp	18,799	369,400
Synovus Financial Corp.	4,605	155,971
TCF Financial Corp.	11,653	461,342
Texas Capital Bancshares, Inc.*	4,152	224,457
Tompkins Financial Corp.	711	62,220
Towne Bank	6,760	189,888
TriCo Bancshares	3,016	113,492
TriState Capital Holdings, Inc.*	2,925	67,626
Triumph Bancorp, Inc.*	1,442	46,793
Trustmark Corp.	7,521	258,121
UMB Financial Corp.	316	20,622
Umpqua Holdings Corp.	20,454	323,582
United Bankshares, Inc.	5,418	214,228
United Community Banks, Inc.	5,419	163,708
United Security Bancshares	303	3,082
Univest Financial Corp.	3,120	80,340
Valley National Bancorp	25,363	293,704
Veritex Holdings, Inc.	2,781	68,468
Washington Trust Bancorp, Inc.	1,198	61,206
WesBanco, Inc.	5,658	212,684
West Bancorporation, Inc.	1,035	24,302
Wintrust Financial Corp.	3,665	233,900
Zions Bancorp NA	13,376	648,335

		20,418,203

Beverages 0.0%†
Craft Brew Alliance, Inc.*	3,854	28,096

Statement of Investments (Continued)

October 31, 2019

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Biotechnology 0.6%
Achillion Pharmaceuticals, Inc.*	12,733	$81,619
Acorda Therapeutics, Inc.*	3,960	6,534
Aduro Biotech, Inc.*	3,303	3,765
Akebia Therapeutics, Inc.*	8,529	31,813
AMAG Pharmaceuticals, Inc.* (a)	3,751	36,403
Anika Therapeutics, Inc.*	1,437	101,150
Applied Genetic Technologies Corp.*	3,020	9,151
Aravive, Inc.*	823	5,341
Ardelyx, Inc.*	2,126	10,630
Arena Pharmaceuticals, Inc.*	789	38,436
Catalyst Biosciences, Inc.*	1,000	5,440
Chimerix, Inc.*	6,949	9,937
Concert Pharmaceuticals, Inc.*	1,580	9,843
Ligand Pharmaceuticals, Inc.* (a)	111	12,078
Merrimack Pharmaceuticals, Inc.	1,009	3,986
Myriad Genetics, Inc.*	7,031	236,734
PDL BioPharma, Inc.*	16,214	45,724
Prothena Corp. plc*	1,980	18,018

		666,602

Building Products 1.5%
Alpha Pro Tech Ltd.*	4,000	14,400
American Woodmark Corp.*	830	82,303
Apogee Enterprises, Inc.	2,468	92,649
Armstrong Flooring, Inc.*	2,969	18,230
Builders FirstSource, Inc.*	1,500	33,915
Cornerstone Building Brands, Inc.*	1,800	11,250
CSW Industrials, Inc.	1,001	69,289
Gibraltar Industries, Inc.*	3,515	187,104
Griffon Corp.	5,052	107,658
Insteel Industries, Inc.	1,585	30,226
JELD-WEN Holding, Inc.*	1,181	20,183
Masonite International Corp.*	1,798	110,415
Owens Corning	8,940	547,843
Patrick Industries, Inc.*	449	22,185
Quanex Building Products Corp.	4,163	80,304
Resideo Technologies, Inc.*	8,297	79,070
Universal Forest Products, Inc.	6,042	304,275

		1,811,299

Capital Markets 1.7%
Blucora, Inc.*	8,815	190,668
Cowen, Inc., Class A*	3,305	49,476
GAIN Capital Holdings, Inc.	5,725	24,160
INTL. FCStone, Inc.*	1,928	77,120
Invesco Ltd.	34,637	582,594
Janus Henderson Group plc	18,927	437,782
Legg Mason, Inc.	7,430	276,842
Oppenheimer Holdings, Inc., Class A	1,662	45,206
Piper Jaffray Cos.	200	15,708
Stifel Financial Corp.	3,921	219,498
Virtus Investment Partners, Inc.	423	45,887
Waddell & Reed Financial, Inc., Class A (a)	5,045	83,545

		2,048,486

Chemicals 2.7%
AdvanSix, Inc.*	3,926	89,356
AgroFresh Solutions, Inc.*	3,582	8,239
Albemarle Corp. (a)	266	16,157
American Vanguard Corp.	4,235	59,205

Common Stocks (continued)

	Shares	Value

Chemicals (continued)
Ashland Global Holdings, Inc.	5,893	$455,941
Cabot Corp.	980	42,718
Core Molding Technologies, Inc.*	1,940	11,077
Element Solutions, Inc.*	24,748	268,763
Flotek Industries, Inc.*	5,361	10,240
FutureFuel Corp.	5,488	67,667
Hawkins, Inc.	1,132	48,393
HB Fuller Co.	3,891	189,881
Huntsman Corp.	21,182	468,758
Innophos Holdings, Inc.	1,471	47,984
Innospec, Inc.	2,367	216,249
Intrepid Potash, Inc.*	16,755	51,773
Kraton Corp.*	2,714	60,848
LSB Industries, Inc.*	3,802	16,082
Minerals Technologies, Inc.	3,209	158,685
Olin Corp.	15,651	287,039
PQ Group Holdings, Inc.*	7,200	118,584
Rayonier Advanced Materials, Inc.	3,889	16,217
Stepan Co.	1,275	124,593
Trecora Resources*	2,122	18,610
Tredegar Corp.	2,024	40,237
Trinseo SA	301	12,793
Tronox Holdings plc, Class A	4,777	40,557
Venator Materials plc*	423	1,045
Westlake Chemical Corp.	4,894	309,252

		3,256,943

Commercial Services & Supplies 2.0%
ABM Industries, Inc.	6,787	247,454
ACCO Brands Corp.	9,614	87,968
Acme United Corp.	200	4,132
ADT, Inc. (a)	16,914	130,914
Advanced Disposal Services, Inc.*	11,162	365,890
AMREP Corp.*	216	1,268
ARC Document Solutions, Inc.*	6,278	8,538
Brady Corp., Class A	3,007	169,414
BrightView Holdings, Inc.*	591	10,520
CECO Environmental Corp.*	7,173	49,207
Civeo Corp.*	25,762	27,308
Clean Harbors, Inc.*	1,556	128,308
Deluxe Corp.	831	43,071
Ennis, Inc.	2,261	44,293
Heritage-Crystal Clean, Inc.*	2,227	59,105
HNI Corp.	578	21,964
Knoll, Inc.	1,460	39,040
LSC Communications, Inc.	5,068	4,941
Matthews International Corp., Class A	2,491	92,117
McGrath RentCorp	2,306	175,971
Mobile Mini, Inc.	3,967	149,239
NL Industries, Inc.*	2,541	10,494
PICO Holdings, Inc.*	3,792	40,878
Quad/Graphics, Inc.	5,525	25,028
SP Plus Corp.*	2,112	93,287
Steelcase, Inc., Class A	5,964	104,191
Team, Inc.*	4,043	73,421
UniFirst Corp.	249	50,009
Viad Corp.	2,142	130,705
Virco Manufacturing Corp.	1,500	5,880
VSE Corp.	1,700	65,314

		2,459,869

Statement of Investments (Continued)

October 31, 2019

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Communications Equipment 0.9%
ADTRAN, Inc.	7,954	$70,075
Aviat Networks, Inc.*	639	8,825
BK Technologies Corp.	2,881	10,291
CalAmp Corp.*	800	8,976
Clearfield, Inc.*	800	9,864
CommScope Holding Co., Inc.*	3,021	33,835
Communications Systems, Inc.	2,369	14,096
Comtech Telecommunications Corp.	3,756	131,272
Digi International, Inc.*	5,164	74,465
EchoStar Corp., Class A*	4,946	192,894
EMCORE Corp.*	3,875	11,509
Harmonic, Inc.*	5,582	43,428
InterDigital, Inc.	2,424	129,999
KVH Industries, Inc.*	2,877	29,403
NETGEAR, Inc.*	2,672	72,598
NetScout Systems, Inc.*	6,915	167,481
Network-1 Technologies, Inc.	3,171	7,103
Optical Cable Corp.*	300	885
PC-Tel, Inc.*	1,200	8,580
Ribbon Communications, Inc.*	8,118	34,826
TESSCO Technologies, Inc.	1,310	17,410

		1,077,815

Construction & Engineering 2.4%
AECOM*	15,897	636,039
Aegion Corp.*	3,334	72,248
Ameresco, Inc., Class A*	4,700	69,278
Arcosa, Inc.	5,052	194,047
Argan, Inc.	1,566	59,273
Dycom Industries, Inc.*	600	27,354
EMCOR Group, Inc.	1,242	108,936
Fluor Corp.	5,145	82,886
Goldfield Corp. (The)*	6,069	13,777
Granite Construction, Inc.	4,355	102,517
Great Lakes Dredge & Dock Corp.*	9,891	106,328
IES Holdings, Inc.*	1,273	24,696
MasTec, Inc.*	5,046	317,595
MYR Group, Inc.*	2,463	84,752
Northwest Pipe Co.*	1,789	54,564
NV5 Global, Inc.*	663	48,021
Orion Group Holdings, Inc.*	7,050	34,545
Primoris Services Corp.	4,144	84,703
Quanta Services, Inc.	13,859	582,771
Sterling Construction Co., Inc.*	3,835	62,300
Tutor Perini Corp.*	5,075	78,510
WillScot Corp.*	2,064	32,529

		2,877,669

Construction Materials 0.2%
Summit Materials, Inc., Class A*	7,328	168,031
United States Lime & Minerals, Inc.	750	66,375
US Concrete, Inc.*	797	41,651

		276,057

Consumer Finance 1.5%
Asta Funding, Inc.*	267	1,842
Atlanticus Holdings Corp.*	1,995	15,781
Consumer Portfolio Services, Inc.*	1,523	5,140
Encore Capital Group, Inc.*	2,031	67,409
EZCORP, Inc., Class A*	7,524	39,576

Common Stocks (continued)

	Shares	Value

Consumer Finance (continued)
Navient Corp.	23,944	$329,709
Nelnet, Inc., Class A	3,488	213,710
OneMain Holdings, Inc.	9,401	376,040
PRA Group, Inc.*	3,602	122,216
Regional Management Corp.*	1,533	44,350
Santander Consumer USA Holdings, Inc.	21,343	535,282

		1,751,055

Containers & Packaging 0.5%
Graphic Packaging Holding Co.	25,838	404,623
Greif, Inc., Class A	2,634	103,174
Sonoco Products Co.	2,285	131,844
UFP Technologies, Inc.*	423	17,601

		657,242

Distributors 0.1%
Core-Mark Holding Co., Inc.	1,917	58,507
Weyco Group, Inc.	1,396	34,439

		92,946

Diversified Consumer Services 0.7%
Adtalem Global Education, Inc.*	5,212	155,213
American Public Education, Inc.*	2,534	55,039
Career Education Corp.*	870	12,319
Carriage Services, Inc.	2,154	55,487
Franchise Group, Inc., Class A*	1,516	18,131
Graham Holdings Co., Class B	437	275,162
Houghton Mifflin Harcourt Co.*	8,740	56,460
K12, Inc.*	5,104	101,008
Laureate Education, Inc., Class A*	4,460	68,929
Regis Corp.*	4,411	90,867
Zovio, Inc.*	1,950	3,822

		892,437

Diversified Financial Services 0.8%
Cannae Holdings, Inc.*	1,016	29,667
Jefferies Financial Group, Inc.	9,867	184,217
Marlin Business Services Corp.	1,601	38,008
On Deck Capital, Inc.*	3,647	16,266
Voya Financial, Inc.	12,996	701,264

		969,422

Diversified Telecommunication Services 0.3%
ATN International, Inc.	1,841	109,043
Cincinnati Bell, Inc.*	1,048	5,355
Consolidated Communications Holdings, Inc.	4,228	16,912
Frontier Communications Corp.* (a)	10,982	9,994
Iridium Communications, Inc.*	7,347	179,781
ORBCOMM, Inc.*	4,821	19,332

		340,417

Electric Utilities 0.0%†
Genie Energy Ltd., Class B	2,600	19,370

Electrical Equipment 0.8%
AZZ, Inc.	2,771	107,487
Broadwind Energy, Inc.*	2,432	3,989
Encore Wire Corp.	2,014	113,187

Statement of Investments (Continued)

October 31, 2019

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Electrical Equipment (continued)
EnerSys	983	$65,723
LSI Industries, Inc.	4,939	25,633
nVent Electric plc	5,977	137,830
Powell Industries, Inc.	1,855	72,642
Preformed Line Products Co.	824	44,990
Regal Beloit Corp.	3,895	288,425
Thermon Group Holdings, Inc.*	3,976	94,748
Ultralife Corp.*	3,374	29,151

		983,805

Electronic Equipment, Instruments & Components 5.5%
Anixter International, Inc.*	3,481	288,053
Arlo Technologies, Inc.*	9,221	31,444
Arrow Electronics, Inc.*	9,852	781,067
Avnet, Inc.	12,245	484,412
AVX Corp.	14,021	214,802
Bel Fuse, Inc., Class B	2,729	40,144
Belden, Inc.	2,787	142,917
Benchmark Electronics, Inc.	3,416	115,802
Coherent, Inc.*	72	10,722
CTS Corp.	2,980	79,506
Daktronics, Inc.	6,564	45,029
ePlus, Inc.*	849	66,332
Fabrinet*	3,019	169,758
FARO Technologies, Inc.*	1,844	87,922
Flex Ltd.*	27,639	324,758
Frequency Electronics, Inc.*	900	10,620
II-VI, Inc.* (a)	7,737	256,482
Insight Enterprises, Inc.*	3,011	184,815
Jabil, Inc.	13,610	501,120
KEMET Corp.	3,966	86,221
Key Tronic Corp.*	2,680	16,000
Kimball Electronics, Inc.*	4,062	60,361
Knowles Corp.*	7,419	160,102
Methode Electronics, Inc.	2,269	78,054
MTS Systems Corp.	1,181	66,703
OSI Systems, Inc.*	1,402	139,135
PC Connection, Inc.	2,743	133,968
Plexus Corp.*	2,911	215,239
RF Industries Ltd.	443	2,632
Richardson Electronics Ltd.	2,700	15,579
Rogers Corp.*	1,323	179,240
Sanmina Corp.*	7,551	232,042
ScanSource, Inc.*	3,182	102,779
SYNNEX Corp.	4,192	493,566
Tech Data Corp.*	3,403	413,465
TTM Technologies, Inc.*	9,648	112,978
Vishay Intertechnology, Inc.	14,096	284,034
Vishay Precision Group, Inc.*	1,428	48,623
Wayside Technology Group, Inc.	200	2,880

		6,679,306

Energy Equipment & Services 1.8%
Apergy Corp.*	3,876	97,559
Archrock, Inc.	11,177	107,746
Basic Energy Services, Inc.*	3,935	2,243
CARBO Ceramics, Inc.*	3,900	5,655
Dawson Geophysical Co.*	5,839	14,014
Diamond Offshore Drilling, Inc.* (a)	6,052	32,015
Dril-Quip, Inc.* (a)	3,445	141,314

Common Stocks (continued)

	Shares	Value

Energy Equipment & Services (continued)
Era Group, Inc.*	4,157	$40,198
Exterran Corp.*	3,920	49,666
Forum Energy Technologies, Inc.*	11,199	12,991
Frank’s International NV*	13,754	67,395
Geospace Technologies Corp.*	1,817	26,510
Gulf Island Fabrication, Inc.*	3,273	17,151
Helix Energy Solutions Group, Inc.*	18,435	158,357
Helmerich & Payne, Inc.	9,365	351,187
Hornbeck Offshore Services, Inc.*	6,751	3,421
Independence Contract Drilling, Inc.*	8,702	7,745
KLX Energy Services Holdings, Inc.*	2,240	17,786
Mammoth Energy Services, Inc.	402	643
Matrix Service Co.*	1,848	34,668
Mitcham Industries, Inc.*	4,242	9,757
Nabors Industries Ltd.	28,387	52,516
Natural Gas Services Group, Inc.*	2,509	29,832
NCS Multistage Holdings, Inc.*	1,277	2,873
Newpark Resources, Inc.*	14,022	84,132
NexTier Oilfield Solutions, Inc.* (a)	8,256	35,665
Nine Energy Service, Inc.*	884	4,995
Noble Corp. plc*	24,262	29,842
Oceaneering International, Inc.*	8,998	127,412
Oil States International, Inc.*	5,021	71,650
Patterson-UTI Energy, Inc.	16,329	135,857
ProPetro Holding Corp.*	3,438	26,644
SEACOR Holdings, Inc.*	2,369	101,654
SEACOR Marine Holdings, Inc.*	2,919	37,976
Select Energy Services, Inc., Class A*	7,447	56,597
Smart Sand, Inc.*	1,795	4,182
TETRA Technologies, Inc.*	10,011	17,019
Tidewater, Inc.*	3,724	60,441
US Silica Holdings, Inc. (a)	6,029	26,889
Valaris plc (a)	16,914	69,517

		2,173,714

Entertainment 0.3%
AMC Entertainment Holdings, Inc., Class A (a)	4,846	45,407
Ballantyne Strong, Inc.*	3,325	9,676
Cinemark Holdings, Inc.	532	19,471
Eros International plc* (a)	1,900	4,256
IMAX Corp.*	3,798	81,087
Lions Gate Entertainment Corp., Class A* (a)	6,364	50,849
Lions Gate Entertainment Corp., Class B*	12,641	94,681
Marcus Corp. (The)	1,682	60,720
Reading International, Inc., Class A*	3,433	39,033

		405,180

Food & Staples Retailing 1.1%
Andersons, Inc. (The)	3,529	65,004
Casey’s General Stores, Inc.	184	31,429
Chefs’ Warehouse, Inc. (The)*	641	21,233
Ingles Markets, Inc., Class A	1,755	69,200
Natural Grocers by Vitamin Cottage, Inc.*	2,516	22,065
PriceSmart, Inc.	1,776	131,602
SpartanNash Co.	3,662	47,954
United Natural Foods, Inc.*	4,664	34,980
US Foods Holding Corp.*	19,819	786,220
Village Super Market, Inc., Class A	1,765	46,772
Weis Markets, Inc.	2,146	82,600

		1,339,059

Statement of Investments (Continued)

October 31, 2019

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Food Products 2.5%
Alico, Inc.	847	$27,824
Bunge Ltd.	9,228	498,312
Cal-Maine Foods, Inc.	1,078	43,001
Darling Ingredients, Inc.*	15,392	297,066
Dean Foods Co. (a)	16,013	15,693
Fresh Del Monte Produce, Inc.	4,870	155,353
Hain Celestial Group, Inc. (The)*	5,411	127,916
Hostess Brands, Inc.*	9,922	126,803
Ingredion, Inc.	5,824	460,096
John B Sanfilippo & Son, Inc.	669	70,994
Landec Corp.*	3,974	39,144
Post Holdings, Inc.*	6,828	702,601
Sanderson Farms, Inc.	961	148,772
Sanderson Farms, Inc.*^¥	200	0
Seaboard Corp.	46	194,078
Seneca Foods Corp., Class A*	1,991	70,442
Simply Good Foods Co. (The)*	2,346	57,571

		3,035,666

Health Care Equipment & Supplies 0.6%
AngioDynamics, Inc.*	4,148	63,464
Avanos Medical, Inc.*	2,559	112,698
CONMED Corp.	1,843	202,767
FONAR Corp.*	951	19,334
Integer Holdings Corp.*	2,775	214,896
Invacare Corp.	5,401	41,696
Kewaunee Scientific Corp.	92	1,464
RTI Surgical Holdings, Inc.*	12,630	27,786
Varex Imaging Corp.*	760	22,807

		706,912

Health Care Providers & Services 1.5%
Acadia Healthcare Co., Inc.*	8,157	244,628
Brookdale Senior Living, Inc.*	15,457	113,609
Community Health Systems, Inc.* (a)	6,764	23,945
Covetrus, Inc.*	1,285	12,741
Cross Country Healthcare, Inc.*	2,975	32,160
DaVita, Inc.*	4,615	270,439
Digirad Corp.*	403	1,648
Diplomat Pharmacy, Inc.*	5,200	28,288
Five Star Senior Living, Inc.*	236	1,251
Magellan Health, Inc.*	2,237	145,181
MedCath Corp.*^¥	2,115	0
MEDNAX, Inc.*	7,691	168,894
National HealthCare Corp.	1,547	127,133
Owens & Minor, Inc.	8,102	54,526
Patterson Cos., Inc.	7,894	135,224
Premier, Inc., Class A*	1,770	57,667
Providence Service Corp. (The)*	1,500	95,805
Select Medical Holdings Corp.*	12,683	231,084
Surgery Partners, Inc.* (a)	2,120	16,854
Tivity Health, Inc.*	1,227	19,890
Triple-S Management Corp., Class B *	2,880	43,574

		1,824,541

Health Care Technology 0.3%
Allscripts Healthcare Solutions, Inc.*	18,435	201,679
Evolent Health, Inc., Class A*	6,660	50,749
HealthStream, Inc.*	2,414	67,737
Inovalon Holdings, Inc., Class A* (a)	827	12,926

Common Stocks (continued)

	Shares	Value

Health Care Technology (continued)
Micron Solutions, Inc.*	200	$472
NextGen Healthcare, Inc.*	694	11,732

		345,295

Hotels, Restaurants & Leisure 1.0%
Aramark	8,037	351,699
Ark Restaurants Corp.	318	6,519
BBX Capital Corp.	6,902	30,852
Biglari Holdings, Inc., Class A*	17	7,022
Biglari Holdings, Inc., Class B*	394	32,891
Carrols Restaurant Group, Inc.*	2,390	17,041
Chuy’s Holdings, Inc.*	1,775	43,257
Del Taco Restaurants, Inc.*	4,535	34,625
Dover Motorsports, Inc.	1,000	1,930
El Pollo Loco Holdings, Inc.*	1,518	17,639
Eldorado Resorts, Inc.*	431	19,296
Fiesta Restaurant Group, Inc.*	4,271	36,709
International Game Technology plc	9,079	120,206
J Alexander’s Holdings, Inc.*	2,426	23,411
Luby’s, Inc.*	3,390	6,237
Marriott Vacations Worldwide Corp.	2,973	326,822
Monarch Casino & Resort, Inc.*	505	21,811
Playa Hotels & Resorts NV*	8,250	68,805
Potbelly Corp.*	4,608	19,584
Red Lion Hotels Corp.*	3,236	19,416
Red Robin Gourmet Burgers, Inc.*	1,310	39,955

		1,245,727

Household Durables 3.5%
Bassett Furniture Industries, Inc.	1,614	24,614
Cavco Industries, Inc.*	680	130,322
Century Communities, Inc.*	2,596	78,321
CSS Industries, Inc.	1,000	4,500
Ethan Allen Interiors, Inc.	2,716	53,532
Flexsteel Industries, Inc.	964	15,973
Green Brick Partners, Inc.*	5,524	55,627
Hamilton Beach Brands Holding Co., Class A	207	3,861
Hooker Furniture Corp.	1,721	40,736
KB Home	6,868	245,119
La-Z-Boy, Inc.	4,472	158,801
LGI Homes, Inc.* (a)	148	11,615
Libbey, Inc.*	1,488	2,678
Lifetime Brands, Inc.	3,756	30,010
M/I Homes, Inc.*	5,099	225,274
MDC Holdings, Inc.	5,261	203,653
Meritage Homes Corp.*	7,800	562,302
New Home Co., Inc. (The)*	2,958	13,814
Newell Brands, Inc.	28,698	544,401
Orleans Homebuilders, Inc.*^¥	1,500	0
PulteGroup, Inc.	9,799	384,513
Taylor Morrison Home Corp.*	8,265	207,038
Toll Brothers, Inc.	14,377	571,773
TopBuild Corp.*	2,675	278,013
TRI Pointe Group, Inc.*	14,606	229,898
Universal Electronics, Inc.*	919	47,898
VOXX International Corp.*	5,943	28,824
William Lyon Homes, Class A*	2,713	52,497
ZAGG, Inc.*	2,669	19,671

		4,225,278

Statement of Investments (Continued)

October 31, 2019

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Household Products 0.2%
Central Garden & Pet Co.*	1,218	$36,565
Central Garden & Pet Co., Class A*	3,369	95,275
Oil-Dri Corp. of America	461	16,139
Spectrum Brands Holdings, Inc.	2,742	137,676

		285,655

Independent Power and Renewable Electricity Producers 0.2%
Ormat Technologies, Inc.	2,373	181,677
TerraForm Power, Inc., Class A	5,142	87,311

		268,988

Insurance 5.7%
Ambac Financial Group, Inc.*	3,825	78,412
American Equity Investment Life Holding Co.	9,595	236,805
American National Insurance Co.	2,294	275,234
Argo Group International Holdings Ltd.	3,638	225,083
Assurant, Inc.	1,648	207,763
Assured Guaranty Ltd.	10,642	499,323
Athene Holding Ltd., Class A*	14,372	623,026
Axis Capital Holdings Ltd.	5,403	321,100
Brighthouse Financial, Inc.*	2,556	96,515
CNO Financial Group, Inc.	26,729	418,309
Donegal Group, Inc., Class A	4,202	61,853
Employers Holdings, Inc.	3,584	151,747
Enstar Group Ltd.*	1,022	205,320
FBL Financial Group, Inc., Class A	2,469	141,671
FedNat Holding Co.	2,849	40,883
Genworth Financial, Inc., Class A*	26,992	115,526
Global Indemnity Ltd.	2,452	60,712
Greenlight Capital Re Ltd., Class A*	3,732	40,306
Hallmark Financial Services, Inc.*	3,425	61,033
Hanover Insurance Group, Inc. (The)	378	49,786
HCI Group, Inc.	1,029	43,269
Heritage Insurance Holdings, Inc.	2,811	37,443
Horace Mann Educators Corp.	4,125	179,685
Independence Holding Co.	1,556	60,840
Investors Title Co.	230	34,891
James River Group Holdings Ltd.	1,027	36,777
Kingstone Cos., Inc.	739	5,964
Maiden Holdings Ltd.*	15,509	8,918
MBIA, Inc.*	16,219	150,674
National General Holdings Corp.	7,319	156,041
National Western Life Group, Inc., Class A	367	100,044
Old Republic International Corp.	18,139	405,225
ProAssurance Corp.	2,026	79,460
Protective Insurance Corp., Class B	1,193	18,981
RenaissanceRe Holdings Ltd.	995	186,244
Safety Insurance Group, Inc.	1,302	126,554
Selective Insurance Group, Inc.	2,162	149,437
State Auto Financial Corp.	4,007	132,592
Stewart Information Services Corp.	2,344	95,916
Third Point Reinsurance Ltd.*	8,530	80,950
United Fire Group, Inc.	2,029	92,360
United Insurance Holdings Corp.	3,143	38,533
Unum Group	19,242	529,925
White Mountains Insurance Group Ltd.	209	223,839

		6,884,969

Common Stocks (continued)

	Shares	Value

Interactive Media & Services 0.1%
Cars.com, Inc.*	5,131	$58,032
DHI Group, Inc.*	6,813	24,663
Liberty TripAdvisor Holdings, Inc., Class A*	3,089	29,809
Meet Group, Inc. (The)*	7,706	32,827

		145,331

Internet & Direct Marketing Retail 0.3%
1-800-Flowers.com, Inc., Class A*	4,292	61,204
Lands’ End, Inc.*	2,455	29,632
Liquidity Services, Inc.*	5,122	33,241
Qurate Retail, Inc., Series A*	26,759	255,281

		379,358

IT Services 1.0%
Alithya Group, Inc., Class A*	477	1,298
CACI International, Inc., Class A*	1,304	291,770
Computer Task Group, Inc.*	2,911	15,690
Conduent, Inc.*	13,439	83,053
KBR, Inc.	8,735	245,978
ManTech International Corp., Class A	2,935	232,393
Perficient, Inc.*	3,807	149,234
Perspecta, Inc.	1,868	49,577
Presidio, Inc.	1,435	23,821
PRGX Global, Inc.*	338	1,690
Sykes Enterprises, Inc.*	4,572	141,252

		1,235,756

Leisure Products 0.4%
Acushnet Holdings Corp.	7,595	216,078
American Outdoor Brands Corp.*	5,100	36,108
Callaway Golf Co.	7,871	159,152
Clarus Corp.	2,100	26,775
Escalade, Inc.	1,700	19,482
JAKKS Pacific, Inc.*	744	573
Johnson Outdoors, Inc., Class A	618	36,184
Nautilus, Inc.*	3,248	5,359
Vista Outdoor, Inc.*	4,138	27,724

		527,435

Life Sciences Tools & Services 0.1%
Cambrex Corp.*	1,014	60,566
Harvard Bioscience, Inc.*	8,872	24,842
Luminex Corp.	3,340	68,453

		153,861

Machinery 4.0%
Actuant Corp., Class A	5,795	143,542
AGCO Corp.	5,044	386,824
Alamo Group, Inc.	1,621	173,544
Altra Industrial Motion Corp.	1,476	45,461
Astec Industries, Inc.	2,950	103,516
Barnes Group, Inc.	3,913	228,715
Briggs & Stratton Corp.	4,800	35,376
Chart Industries, Inc.*	1,766	103,541
CIRCOR International, Inc.*	1,910	73,134
Colfax Corp.*	11,650	391,440
Columbus McKinnon Corp.	2,281	85,583
Eastern Co. (The)	399	11,008
EnPro Industries, Inc.	1,038	72,193
ESCO Technologies, Inc.	2,438	205,987

Statement of Investments (Continued)

October 31, 2019

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Machinery (continued)
Federal Signal Corp.	4,033	$130,831
Franklin Electric Co., Inc.	2,274	122,455
FreightCar America, Inc.*	2,266	7,569
Gates Industrial Corp. plc*	4,750	47,500
Gencor Industries, Inc.*	1,501	18,763
Gorman-Rupp Co. (The)	2,146	79,273
Graham Corp.	1,887	42,759
Greenbrier Cos., Inc. (The)	2,870	84,062
Hurco Cos., Inc.	1,023	35,590
Hyster-Yale Materials Handling, Inc.	895	45,394
ITT, Inc.	2,342	139,232
Kadant, Inc.	453	41,132
Kennametal, Inc.	3,988	123,429
LB Foster Co., Class A*	1,392	25,334
LS Starrett Co. (The), Class A*	690	3,698
Lydall, Inc.*	1,755	34,345
Manitowoc Co., Inc. (The)*	3,776	48,182
Milacron Holdings Corp.*	1,467	24,528
Miller Industries, Inc.	1,996	71,756
NN, Inc.	3,856	27,840
Oshkosh Corp.	2,708	231,209
Park-Ohio Holdings Corp.	1,319	40,573
Perma-Pipe International Holdings, Inc.*	700	6,216
REV Group, Inc.	2,343	29,147
Rexnord Corp.*	1,917	54,232
Snap-on, Inc.	1,372	223,183
Spartan Motors, Inc.	4,855	84,817
SPX FLOW, Inc.*	1,769	80,100
Standex International Corp.	932	70,627
Terex Corp.	1,353	37,275
Timken Co. (The)	6,386	312,914
Titan International, Inc.	7,436	19,854
TriMas Corp.*	543	17,550
Trinity Industries, Inc.	12,446	246,182
Twin Disc, Inc.*	800	8,608
Wabash National Corp.	4,437	63,272
Watts Water Technologies, Inc., Class A	587	54,738

		4,794,033

Marine 0.6%
Costamare, Inc.	15,858	124,644
Eagle Bulk Shipping, Inc.* (a)	6,669	28,943
Genco Shipping & Trading Ltd.*	2,986	29,502
Golden Ocean Group Ltd.	4,045	23,137
Kirby Corp.*	3,532	279,593
Matson, Inc.	3,910	149,284
Scorpio Bulkers, Inc.	5,459	35,484

		670,587

Media 2.2%
AH Belo Corp., Class A	5,287	19,033
comScore, Inc.*	1,744	4,029
Cumulus Media, Inc., Class A*	820	11,226
Emerald Expositions Events, Inc.	5,721	55,608
Entercom Communications Corp., Class A	14,491	50,429
Entravision Communications Corp., Class A	7,660	21,754
EW Scripps Co. (The), Class A	7,618	102,348
Fluent, Inc.*	4,919	11,461
Gannett Co., Inc.	14,836	160,971
Gray Television, Inc.*	6,635	108,880

Common Stocks (continued)

	Shares	Value

Media (continued)
John Wiley & Sons, Inc., Class A	3,264	$150,372
Liberty Latin America Ltd., Class A*	4,522	84,516
Liberty Latin America Ltd., Class C*	10,152	186,899
Marchex, Inc., Class B*	3,687	12,204
Meredith Corp.	3,243	122,261
New Media Investment Group, Inc. (a)	6,592	58,076
News Corp., Class A	35,384	485,115
News Corp., Class B	18,270	257,972
Nexstar Media Group, Inc., Class A	2,900	282,141
Saga Communications, Inc., Class A	533	16,081
Salem Media Group, Inc.	4,000	6,040
Scholastic Corp.	2,898	111,573
Sinclair Broadcast Group, Inc., Class A	1,062	42,310
TEGNA, Inc.	18,208	273,666
Townsquare Media, Inc., Class A	2,500	16,975
Tribune Publishing Co.	1,593	14,273

		2,666,213

Metals & Mining 2.6%
Alcoa Corp.*	18,153	377,401
Allegheny Technologies, Inc.*	9,529	200,204
Ampco-Pittsburgh Corp.*	2,015	7,818
Carpenter Technology Corp.	4,302	210,884
Century Aluminum Co.*	9,510	55,443
Coeur Mining, Inc.*	17,652	97,439
Commercial Metals Co.	9,726	188,004
Friedman Industries, Inc.	1,708	11,836
Gold Resource Corp.	2,355	10,315
Haynes International, Inc.	1,992	68,644
Hecla Mining Co.	39,514	90,882
Kaiser Aluminum Corp.	193	20,667
Materion Corp.	2,569	146,022
Nexa Resources SA	5,400	57,726
Olympic Steel, Inc.	1,983	29,705
Reliance Steel & Aluminum Co.	6,661	772,943
Schnitzer Steel Industries, Inc., Class A	3,822	81,562
Steel Dynamics, Inc.	6,392	194,061
SunCoke Energy, Inc.*	7,382	39,051
Synalloy Corp.	400	6,264
TimkenSteel Corp.*	5,628	31,629
United States Steel Corp. (a)	11,057	127,266
Universal Stainless & Alloy Products, Inc.*	1,762	23,646
Warrior Met Coal, Inc.	4,130	80,453
Worthington Industries, Inc.	4,794	176,467

		3,106,332

Multiline Retail 0.8%
Big Lots, Inc.	1,016	22,017
Dillard’s, Inc., Class A (a)	2,808	193,696
JC Penney Co., Inc.* (a)	23,712	23,712
Kohl’s Corp.	5,795	297,052
Macy’s, Inc.	27,379	415,065
Tuesday Morning Corp.*	7,030	9,561

		961,103

Oil, Gas & Consumable Fuels 5.0%
Abraxas Petroleum Corp.*	9,300	2,697
Adams Resources & Energy, Inc.	928	27,840
Amplify Energy Corp.	2,497	18,103
Antero Resources Corp.*	21,541	53,852

Statement of Investments (Continued)

October 31, 2019

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Arch Coal, Inc., Class A	1,647	$129,932
Ardmore Shipping Corp.*	5,093	40,693
Berry Petroleum Corp.	4,080	38,311
Bonanza Creek Energy, Inc.*	1,916	34,143
Callon Petroleum Co.* (a)	18,056	68,613
Centennial Resource Development, Inc., Class A*	16,474	56,012
Chesapeake Energy Corp.* (a)	14,585	19,544
Cimarex Energy Co.	4,608	194,550
Clean Energy Fuels Corp.*	25,589	57,575
CNX Resources Corp.*	18,960	159,833
CONSOL Energy, Inc.*	2,275	30,098
Delek US Holdings, Inc.	6,304	251,845
Denbury Resources, Inc.*	25,568	25,519
DHT Holdings, Inc.	11,588	89,575
Dorian LPG Ltd.*	9,840	122,508
Earthstone Energy, Inc., Class A*	2,838	11,011
EnLink Midstream LLC*	36,417	227,606
Extraction Oil & Gas, Inc.* (a)	7,690	13,073
GasLog Ltd.	4,228	57,966
Green Plains, Inc.	3,632	44,783
Gulfport Energy Corp.*	13,783	38,386
Hallador Energy Co.	5,201	17,501
HighPoint Resources Corp.*	16,760	17,766
HollyFrontier Corp.	7,944	436,443
International Seaways, Inc.*	3,598	90,454
Kosmos Energy Ltd.	17,482	108,388
Laredo Petroleum, Inc.*	19,416	45,822
Lonestar Resources US, Inc., Class A*	3,464	8,314
Matador Resources Co.*	10,816	150,451
Montage Resources Corp.*	1,842	8,326
Murphy Oil Corp. (a)	15,981	329,688
NACCO Industries, Inc., Class A	839	42,369
Oasis Petroleum, Inc.*	25,917	67,643
Overseas Shipholding Group, Inc., Class A*	10,848	17,682
Panhandle Oil and Gas, Inc., Class A	1,332	18,901
Par Pacific Holdings, Inc.*	1,952	44,213
Parsley Energy, Inc., Class A	26,897	425,242
PBF Energy, Inc., Class A	10,492	338,682
PDC Energy, Inc.*	5,035	100,448
Peabody Energy Corp.	10,023	105,542
Penn Virginia Corp.*	1,473	35,057
QEP Resources, Inc.	32,096	106,880
Range Resources Corp. (a)	20,400	82,212
Renewable Energy Group, Inc.*	4,725	77,206
REX American Resources Corp.*	783	63,360
Ring Energy, Inc.*	5,773	9,583
SandRidge Energy, Inc.*	2,887	12,645
Scorpio Tankers, Inc.	5,003	159,145
SemGroup Corp., Class A	6,687	107,661
Ship Finance International Ltd.	9,895	143,181
SilverBow Resources, Inc.*	479	3,784
SM Energy Co.	8,752	68,616
Southwestern Energy Co.*	43,185	88,529
SRC Energy, Inc.*	19,047	59,427
Talos Energy, Inc.*	4,131	88,940
Teekay Tankers Ltd., Class A*	13,319	27,171
Unit Corp.*	10,139	20,684
Whiting Petroleum Corp.* (a)	4,615	29,259
World Fuel Services Corp.	5,410	225,976

Common Stocks (continued)

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
WPX Energy, Inc.*	39,261	$391,825

		5,989,084

Paper & Forest Products 0.7%
Boise Cascade Co.	3,102	110,958
Clearwater Paper Corp.*	1,387	25,715
Domtar Corp.	5,060	184,133
Louisiana-Pacific Corp.	8,765	256,201
Mercer International, Inc.	7,343	89,585
PH Glatfelter Co.	3,017	54,306
Resolute Forest Products, Inc.	8,740	31,639
Schweitzer-Mauduit International, Inc.	2,224	90,050
Verso Corp., Class A*	3,032	44,388

		886,975

Personal Products 0.2%
Edgewell Personal Care Co.*	5,097	178,395
Mannatech, Inc.	180	2,790

		181,185

Pharmaceuticals 0.9%
Akorn, Inc.*	3,370	16,816
Assertio Therapeutics, Inc.*	7,526	5,946
Cumberland Pharmaceuticals, Inc.*	3,851	20,256
Endo International plc*	3,379	15,510
Jazz Pharmaceuticals plc*	2,057	258,421
Mallinckrodt plc* (a)	6,627	20,941
Perrigo Co. plc	11,761	623,568
Prestige Consumer Healthcare, Inc.*	3,184	112,905
Taro Pharmaceutical Industries Ltd.	169	13,662

		1,088,025

Professional Services 1.4%
Acacia Research Corp.*	12,146	30,851
CBIZ, Inc.*	6,170	168,873
CRA International, Inc.	1,700	83,725
Franklin Covey Co.*	269	10,276
FTI Consulting, Inc.*	646	70,330
GP Strategies Corp.*	1,197	13,287
Heidrick & Struggles International, Inc.	1,731	49,264
Hudson Global, Inc.*	305	3,416
Huron Consulting Group, Inc.*	2,362	156,223
ICF International, Inc.	2,051	175,750
InnerWorkings, Inc.*	5,863	28,436
Kelly Services, Inc., Class A	3,220	77,312
Korn Ferry	5,219	191,485
ManpowerGroup, Inc.	3,145	285,943
Mistras Group, Inc.*	3,248	50,344
Nielsen Holdings plc	5,274	106,324
RCM Technologies, Inc.*	400	1,204
Resources Connection, Inc.	5,230	76,619
TrueBlue, Inc.*	3,132	71,723

		1,651,385

Real Estate Management & Development 0.3%
Consolidated-Tomoka Land Co.	425	27,187
Forestar Group, Inc.*	2,903	54,518
FRP Holdings, Inc.*	852	44,117
Griffin Industrial Realty, Inc.	535	21,068
Rafael Holdings, Inc., Class B*	2,237	38,857

Statement of Investments (Continued)

October 31, 2019

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Real Estate Management & Development (continued)
RE/MAX Holdings, Inc., Class A	1,401	$46,863
Realogy Holdings Corp. (a)	9,434	74,340
St Joe Co. (The)*	2,342	43,444
Tejon Ranch Co.*	3,020	48,562

		398,956

Road & Rail 2.5%
AMERCO	1,227	496,984
ArcBest Corp.	2,631	76,010
Covenant Transportation Group, Inc., Class A*	2,293	35,243
Genesee & Wyoming, Inc., Class A*	5,079	563,921
Heartland Express, Inc.	5,331	111,418
Hertz Global Holdings, Inc.*	12,828	173,306
Knight-Swift Transportation Holdings, Inc.	16,319	594,991
Marten Transport Ltd.	5,749	124,523
PAM Transportation Services, Inc.*	559	32,031
Patriot Transportation Holding, Inc.*	156	2,808
Ryder System, Inc.	4,211	204,781
Saia, Inc.*	1,691	150,837
Schneider National, Inc., Class B	8,533	195,150
USA Truck, Inc.*	1,450	11,498
Werner Enterprises, Inc.	5,843	213,270

		2,986,771

Semiconductors & Semiconductor Equipment 1.9%
Alpha & Omega Semiconductor Ltd.*	3,413	44,574
Amkor Technology, Inc.*	24,584	305,579
Amtech Systems, Inc.*	2,835	16,216
Axcelis Technologies, Inc.*	2,232	42,787
AXT, Inc.*	4,813	15,017
Cirrus Logic, Inc.*	2,971	201,909
Cohu, Inc.	4,221	70,153
CyberOptics Corp.*	960	17,645
Diodes, Inc.*	4,096	191,078
FormFactor, Inc.*	2,530	55,230
GSI Technology, Inc.*	2,857	22,342
Ichor Holdings Ltd.*	1,024	29,809
inTEST Corp.*	3,095	14,856
Kulicke & Soffa Industries, Inc.	6,257	148,572
MKS Instruments, Inc.	863	93,394
NeoPhotonics Corp.*	4,701	30,933
ON Semiconductor Corp.*	16,774	342,190
Onto Innovation, Inc.*	4,971	160,066
PDF Solutions, Inc.*	1,972	31,868
Photronics, Inc.*	9,094	107,309
Rambus, Inc.*	8,199	113,515
SMART Global Holdings, Inc.*	800	23,760
Synaptics, Inc.*	1,167	49,142
Ultra Clean Holdings, Inc.*	5,927	126,660
Veeco Instruments, Inc.*	5,185	70,723
Xperi Corp.	1,409	28,610

		2,353,937

Software 0.6%
Avaya Holdings Corp.*	6,338	76,627
Aware, Inc.*	1,965	5,227
BSQUARE Corp.*	700	756
LogMeIn, Inc.	4,781	314,016
OneSpan, Inc.*	1,358	25,408

Common Stocks (continued)

	Shares	Value

Software (continued)
RealNetworks, Inc.*	2,449	$3,967
Seachange International, Inc.*	5,075	15,276
TiVo Corp.	27,371	222,800

		664,077

Specialty Retail 3.6%
Aaron’s, Inc.	3,803	284,959
Abercrombie & Fitch Co., Class A	6,157	99,682
American Eagle Outfitters, Inc.	14,008	215,443
America’s Car-Mart, Inc.*	299	27,206
Ascena Retail Group, Inc.*	19,140	6,741
At Home Group, Inc.* (a)	906	7,719
AutoNation, Inc.*	7,770	395,105
Barnes & Noble Education, Inc.*	6,118	25,145
Bed Bath & Beyond, Inc. (a)	9,976	136,671
Big 5 Sporting Goods Corp. (a)	1,914	6,125
Boot Barn Holdings, Inc.*	1,847	64,737
Build-A-Bear Workshop, Inc.*	3,938	13,704
Caleres, Inc.	3,629	78,096
Cato Corp. (The), Class A	1,843	32,234
Chico’s FAS, Inc.	8,971	30,860
Citi Trends, Inc.	1,494	26,668
Conn’s, Inc.* (a)	3,259	78,835
Container Store Group, Inc. (The)*	6,565	27,704
Designer Brands, Inc., Class A	6,016	99,264
Destination XL Group, Inc.*	1,161	1,683
Dick’s Sporting Goods, Inc.	5,477	213,220
Express, Inc.*	6,072	19,552
Foot Locker, Inc.	9,862	429,096
Francesca’s Holdings Corp.*	255	4,424
GameStop Corp., Class A (a)	9,043	49,194
Gap, Inc. (The)	5,273	85,739
Genesco, Inc.*	1,855	72,067
Group 1 Automotive, Inc.	1,515	150,652
Guess?, Inc.	6,959	116,563
Haverty Furniture Cos., Inc.	1,834	33,269
Hibbett Sports, Inc.* (a)	2,306	55,021
J. Jill, Inc. (a)	1,033	1,787
Kirkland’s, Inc.*	2,678	4,231
Lithia Motors, Inc., Class A	2,123	334,330
MarineMax, Inc.*	3,673	56,748
Office Depot, Inc.	33,438	68,882
Party City Holdco, Inc.* (a)	4,471	25,127
Penske Automotive Group, Inc.	7,490	364,913
Pier 1 Imports, Inc.* (a)	896	5,045
RTW RetailWinds, Inc.*	7,295	10,797
Shoe Carnival, Inc. (a)	1,568	52,042
Signet Jewelers Ltd. (a)	4,557	73,094
Sonic Automotive, Inc., Class A	2,519	81,187
Tandy Leather Factory, Inc.*	1,309	6,663
Tilly’s, Inc., Class A	2,890	29,651
Trans World Entertainment Corp.*	107	318
TravelCenters of America, Inc.*	453	5,065
Urban Outfitters, Inc.*	7,119	204,315
Vitamin Shoppe, Inc.*	1,448	9,354
Zumiez, Inc.*	3,122	99,623

		4,320,550

Statement of Investments (Continued)

October 31, 2019

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Technology Hardware, Storage & Peripherals 0.6%
AstroNova, Inc.	765	$12,133
Intevac, Inc.*	3,894	22,507
Stratasys Ltd.*	4,328	89,503
Super Micro Computer, Inc.*	4,582	94,756
Xerox Holdings Corp.	14,519	492,630

		711,529

Textiles, Apparel & Luxury Goods 1.1%
Capri Holdings Ltd.*	5,160	160,321
Culp, Inc.	2,016	31,188
Delta Apparel, Inc.*	158	3,942
Fossil Group, Inc.*	3,794	41,279
G-III Apparel Group Ltd.*	3,438	86,328
Lakeland Industries, Inc.*	1,538	16,995
Movado Group, Inc.	1,572	40,951
Oxford Industries, Inc.	642	44,208
PVH Corp.	5,714	498,032
Rocky Brands, Inc.	1,432	39,824
Skechers U.S.A., Inc., Class A*	812	30,344
Superior Group of Cos., Inc.	1,724	24,946
Tapestry, Inc.	6,394	165,349
Unifi, Inc.*	2,251	61,452
Vera Bradley, Inc.*	3,532	38,004
Wolverine World Wide, Inc.	410	12,169

		1,295,332

Thrifts & Mortgage Finance 3.2%
Axos Financial, Inc.*	3,022	87,789
Capitol Federal Financial, Inc.	14,907	212,723
Dime Community Bancshares, Inc.	4,953	95,543
ESSA Bancorp, Inc.	1,116	18,247
Federal Agricultural Mortgage Corp., Class C	1,176	99,595
First Defiance Financial Corp.	3,062	94,677
First Place Financial Corp.*^¥	367	0
Flagstar Bancorp, Inc.	5,493	199,616
FS Bancorp, Inc.	194	11,106
Hingham Institution for Savings	29	5,510
Home Bancorp, Inc.	1,283	48,959
HomeStreet, Inc.*	2,750	82,527
Kearny Financial Corp.	10,289	144,355
Merchants Bancorp	700	11,431
Meridian Bancorp, Inc.	3,711	72,587
Meta Financial Group, Inc.	1,744	55,215
Mr. Cooper Group, Inc.*	7,292	93,338
New York Community Bancorp, Inc.	43,858	510,946
Northfield Bancorp, Inc.	5,785	98,403
Northwest Bancshares, Inc.	9,986	168,464
OceanFirst Financial Corp.	4,092	97,922
Ocwen Financial Corp.*	11,647	19,683
Oritani Financial Corp.	6,559	122,391
PCSB Financial Corp.	1,126	22,813
PennyMac Financial Services, Inc.*	956	29,760
Provident Financial Holdings, Inc.	1,703	34,162
Provident Financial Services, Inc.	6,278	156,636
Radian Group, Inc.	7,890	198,039
Riverview Bancorp, Inc.	3,853	27,703
Southern Missouri Bancorp, Inc.	598	21,773
Territorial Bancorp, Inc.	1,453	42,951
Timberland Bancorp, Inc.	690	18,285

Common Stocks (continued)

	Shares	Value

Thrifts & Mortgage Finance (continued)
TrustCo Bank Corp.	9,849	$85,095
United Community Financial Corp.	6,502	74,058
United Financial Bancorp, Inc.	5,752	81,218
Walker & Dunlop, Inc.	2,180	137,318
Washington Federal, Inc.	5,849	213,255
Waterstone Financial, Inc.	4,337	80,798
Western New England Bancorp, Inc.	4,598	43,957
WSFS Financial Corp.	4,575	192,928

		3,811,776

Tobacco 0.1%
Pyxus International, Inc.* (a)	1,474	16,833
Universal Corp.	2,195	120,286

		137,119

Trading Companies & Distributors 2.3%
Air Lease Corp.	10,720	471,466
Aircastle Ltd.	7,185	195,576
Applied Industrial Technologies, Inc.	659	39,435
Beacon Roofing Supply, Inc.*	6,376	197,911
BMC Stock Holdings, Inc.*	4,685	126,448
CAI International, Inc.*	1,776	42,216
DXP Enterprises, Inc.*	2,061	71,146
GATX Corp.	3,197	254,321
GMS, Inc.*	2,584	77,417
Herc Holdings, Inc.*	425	18,810
Houston Wire & Cable Co.*	5,159	21,926
Kaman Corp.	2,660	156,062
Lawson Products, Inc.*	1,201	55,186
MRC Global, Inc.*	1,120	12,723
MSC Industrial Direct Co., Inc., Class A	623	45,610
NOW, Inc.*	9,410	99,181
Rush Enterprises, Inc., Class A	3,110	135,876
Textainer Group Holdings Ltd.*	6,209	64,263
Titan Machinery, Inc.*	3,764	62,482
Triton International Ltd.	7,702	282,663
Univar Solutions, Inc.*	2,648	56,826
Veritiv Corp.*	2,525	34,441
WESCO International, Inc.*	4,155	208,373
Willis Lease Finance Corp.*	352	19,188

		2,749,546

Transportation Infrastructure 0.3%
Macquarie Infrastructure Corp.	8,640	372,730

Water Utilities 0.0%†
AquaVenture Holdings Ltd.*	1,200	23,544

Wireless Telecommunication Services 0.4%
Spok Holdings, Inc.	3,314	39,437
Telephone & Data Systems, Inc.	9,839	256,699
United States Cellular Corp.*	4,432	164,959

		461,095

Total Common Stocks (cost $121,467,638)		120,448,634

Statement of Investments (Continued)

October 31, 2019

Nationwide U.S. Small Cap Value Fund (Continued)

Rights 0.0%†

	Number of Rights	Value

Diversified Financial Services 0.0%†
First Eagle Private Credit LLC, CVR*^¥	8,788	$428

Media 0.0%†
Media General, Inc., CVR*^¥	5,993	0

Total Rights (cost $9,239)		428

Short-Term Investment 0.2%

	Shares

Money Market Fund 0.2%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 1.76% (b)(c)	223,259	223,259

Total Short-Term Investment (cost $223,259)		223,259

Repurchase Agreements 1.9%

	Principal Amount

BNP Paribas Securities Corp., 1.70%, dated 10/31/2019, due 11/1/2019, repurchase price $1,544,750, collateralized by U.S. Treasury Note, 2.50%, maturing 2/28/2021; total market value $1,581,462. (c)(d)	$1,544,677	1,544,677
Royal Bank of Canada, 1.68%, dated 10/31/2019, due 11/1/2019, repurchase price $762,535, collateralized by U.S. Treasury Note, 3.00%, maturing 9/30/2025; total market value $780,575. (c)(d)	762,500	762,500

Total Repurchase Agreements (cost $2,307,177)		2,307,177

Total Investments (cost $124,007,313) — 101.8%		122,979,498

Liabilities in excess of other assets — (1.8)%		(2,188,423)

NET ASSETS — 100.0%		$120,791,075

*	Denotes a non-income producing security.

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

†	Amount rounds to less than 0.1%.
(a)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $2,183,646, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $223,259 and $2,307,177, respectively, and by $9,419 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 3.63%, and maturity dates ranging from 11/14/2019 - 5/15/2048; a total value of $2,539,855.

(b)	Represents 7-day effective yield as of October 31, 2019.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2019 was $2,530,436.

(d)	Please refer to Note 2(h) for additional information on the joint repurchase agreement.

CVR	Contingent Value Rights

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2019

Nationwide U.S. Small Cap Value Fund
Assets:
Investment securities, at value* (cost $121,700,136)	$120,672,321
Repurchase agreements, at value (cost $2,307,177)	2,307,177
Interest and dividends receivable	57,067
Securities lending income receivable	5,060
Receivable for investments sold	2,692,252
Receivable for capital shares issued	85,440
Prepaid expenses	23,035

Total Assets	125,842,352

Liabilities:
Payable for investments purchased	48,325
Payable for capital shares redeemed	42,129
Cash overdraft (Note 2)	2,256,011
Payable upon return of securities loaned (Note 2)	2,530,436
Accrued expenses and other payables:
Investment advisory fees	86,542
Fund administration fees	16,738
Distribution fees	1,754
Administrative servicing fees	23,269
Accounting and transfer agent fees	3,906
Trustee fees	567
Custodian fees	486
Compliance program costs (Note 3)	165
Professional fees	28,048
Printing fees	9,173
Other	3,728

Total Liabilities	5,051,277

Net Assets	$120,791,075

Represented by:
Capital	$115,322,678
Total distributable earnings (loss)	5,468,397

Net Assets	$120,791,075

Net Assets:
Class A Shares	$2,981,836
Class C Shares	1,296,587
Class R6 Shares	5,764,194
Institutional Service Class Shares	110,748,458

Total	$120,791,075

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	258,679
Class C Shares	122,948
Class R6 Shares	487,152
Institutional Service Class Shares	9,532,270

Total	10,401,049

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide U.S. Small Cap Value Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.53
Class C Shares (b)	$10.55
Class R6 Shares	$11.83
Institutional Service Class Shares	$11.62
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.23

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $2,183,646 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2019

Nationwide U.S. Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$2,816,488
Income from securities lending (Note 2)	35,009
Interest income	13,511
Foreign tax withholding	(2,412)

Total Income	2,862,596

EXPENSES:
Investment advisory fees	1,300,434
Fund administration fees	118,051
Distribution fees Class A	9,746
Distribution fees Class C	18,135
Administrative servicing fees Class A	2,729
Administrative servicing fees Class C	1,813
Administrative servicing fees Institutional Service Class	353,496
Registration and filing fees	54,447
Professional fees	41,950
Printing fees	12,300
Trustee fees	5,656
Custodian fees	15,588
Accounting and transfer agent fees	11,582
Compliance program costs (Note 3)	659
Other	6,319

Total Expenses	1,952,905

NET INVESTMENT INCOME	909,691

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	6,097,019
Net change in unrealized appreciation/depreciation in the value of investment securities	(10,432,059)

Net realized/unrealized losses	(4,335,040)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,425,349)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide U.S. Small Cap Value Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$909,691	$804,654
Net realized gains	6,097,019	13,891,299
Net change in unrealized appreciation/depreciation	(10,432,059)	(21,465,564)

Change in net assets resulting from operations	(3,425,349)	(6,769,611)

Distributions to Shareholders From:
Distributable earnings:
Class A	(430,727)	(681,168)
Class C	(181,468)	(293,459)
Class R6	(651,740)	(461,902)
Institutional Service Class	(13,735,686)	(15,914,704)

Change in net assets from shareholder distributions	(14,999,621)	(17,351,233)

Change in net assets from capital transactions	(36,321,917)	17,629,924

Change in net assets	(54,746,887)	(6,490,920)

Net Assets:
Beginning of year	175,537,962	182,028,882

End of year	$120,791,075	$175,537,962

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$470,471	$1,235,733
Proceeds from shares issued in class conversion (Note 1)	9,875	–
Dividends reinvested	304,752	504,765
Cost of shares redeemed	(2,827,335)	(2,929,160)

Total Class A Shares	(2,042,237)	(1,188,662)

Class C Shares
Proceeds from shares issued	64,420	147,687
Dividends reinvested	163,267	257,321
Cost of shares redeemed in class conversion (Note 1)	(9,875)	–
Cost of shares redeemed	(960,906)	(747,931)

Total Class C Shares	(743,094)	(342,923)

Class R6 Shares
Proceeds from shares issued	1,760,718	4,316,671
Dividends reinvested	651,740	461,902
Cost of shares redeemed	(3,312,783)	(1,382,236)

Total Class R6 Shares	(900,325)	3,396,337

Institutional Service Class Shares
Proceeds from shares issued	25,237,446	34,922,525
Dividends reinvested	13,727,912	15,746,820
Cost of shares redeemed	(71,601,619)	(34,904,173)

Total Institutional Service Class Shares	(32,636,261)	15,765,172

Change in net assets from capital transactions	$(36,321,917)	$17,629,924

Statements of Changes in Net Assets (Continued)

	Nationwide U.S. Small Cap Value Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	42,254	88,309
Issued in class conversion (Note 1)	900	–
Reinvested	29,345	37,418
Redeemed	(244,963)	(212,174)

Total Class A Shares	(172,464)	(86,447)

Class C Shares
Issued	6,114	11,388
Reinvested	17,132	20,504
Redeemed in class conversion (Note 1)	(984)	–
Redeemed	(93,273)	(58,308)

Total Class C Shares	(71,011)	(26,416)

Class R6 Shares
Issued	148,228	308,000
Reinvested	61,060	33,399
Redeemed	(296,860)	(97,098)

Total Class R6 Shares	(87,572)	244,301

Institutional Service Class Shares
Issued	2,136,435	2,450,360
Reinvested	1,311,650	1,157,854
Redeemed	(6,457,758)	(2,493,617)

Total Institutional Service Class Shares	(3,009,673)	1,114,597

Total change in shares	(3,340,720)	1,246,035

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide U.S. Small Cap Value Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$12.67	0.06	(0.18)	(0.12)	(0.06)	(0.96)	(1.02)	$11.53	0.01%		$2,981,836	1.33%	0.53%		1.33%	26.04%
Year Ended October 31, 2018	$14.46	0.05	(0.48)	(0.43)	–	(1.36)	(1.36)	$12.67	(3.51%	)	$5,463,787	1.32%	0.35%		1.32%	27.09%
Year Ended October 31, 2017	$12.28	0.01	2.75	2.76	(0.02)	(0.56)	(0.58)	$14.46	22.67%		$7,485,527	1.38%	0.04%		1.38%	38.77%
Year Ended October 31, 2016	$13.01	0.02	0.36	0.38	(0.03)	(1.08)	(1.11)	$12.28	3.63%		$7,814,616	1.44%	0.19%		1.44%	27.10%
Year Ended October 31, 2015	$15.24	0.02	(0.38)	(0.36)	(0.01)	(1.86)	(1.87)	$13.01	(1.95%	)	$11,767,447	1.46%	0.17%		1.47%	26.93%

Class C Shares
Year Ended October 31, 2019	$11.71	(0.03)	(0.17)	(0.20)	–	(0.96)	(0.96)	$10.55	(0.80%	)	$1,296,587	2.12%	(0.26%	)	2.12%	26.04%
Year Ended October 31, 2018	$13.56	(0.05)	(0.44)	(0.49)	–	(1.36)	(1.36)	$11.71	(4.25%	)	$2,270,887	2.09%	(0.41%	)	2.09%	27.09%
Year Ended October 31, 2017	$11.61	(0.09)	2.60	2.51	–	(0.56)	(0.56)	$13.56	21.80%		$2,987,496	2.13%	(0.71%	)	2.13%	38.77%
Year Ended October 31, 2016	$12.42	(0.07)	0.34	0.27	–	(1.08)	(1.08)	$11.61	2.81%		$2,509,825	2.20%	(0.59%	)	2.20%	27.10%
Year Ended October 31, 2015	$14.73	(0.07)	(0.38)	(0.45)	–	(1.86)	(1.86)	$12.42	(2.70%	)	$3,224,309	2.19%	(0.57%	)	2.20%	26.93%

Class R6 Shares (g)
Year Ended October 31, 2019	$13.03	0.10	(0.20)	(0.10)	(0.14)	(0.96)	(1.10)	$11.83	0.25%		$5,764,194	1.02%	0.83%		1.02%	26.04%
Year Ended October 31, 2018	$14.84	0.09	(0.48)	(0.39)	(0.06)	(1.36)	(1.42)	$13.03	(3.18%	)	$7,488,444	0.98%	0.63%		0.98%	27.09%
Year Ended October 31, 2017	$12.58	0.06	2.82	2.88	(0.06)	(0.56)	(0.62)	$14.84	23.11%		$4,903,712	1.03%	0.39%		1.03%	38.77%
Year Ended October 31, 2016	$13.28	0.06	0.37	0.43	(0.05)	(1.08)	(1.13)	$12.58	3.99%		$4,883,788	1.09%	0.50%		1.09%	27.10%
Year Ended October 31, 2015	$15.50	0.07	(0.39)	(0.32)	(0.04)	(1.86)	(1.90)	$13.28	(1.64%	)	$3,942,243	1.09%	0.50%		1.09%	26.93%

Institutional Service Class Shares
Year Ended October 31, 2019	$12.78	0.07	(0.18)	(0.11)	(0.09)	(0.96)	(1.05)	$11.62	0.06%		$110,748,458	1.26%	0.59%		1.26%	26.04%
Year Ended October 31, 2018	$14.58	0.06	(0.48)	(0.42)	(0.02)	(1.36)	(1.38)	$12.78	(3.41%	)	$160,314,844	1.22%	0.44%		1.22%	27.09%
Year Ended October 31, 2017	$12.37	0.02	2.78	2.80	(0.03)	(0.56)	(0.59)	$14.58	22.83%		$166,652,147	1.25%	0.16%		1.25%	38.77%
Year Ended October 31, 2016	$13.10	0.03	0.36	0.39	(0.04)	(1.08)	(1.12)	$12.37	3.66%		$145,702,488	1.34%	0.25%		1.34%	27.10%
Year Ended October 31, 2015	$15.32	0.04	(0.39)	(0.35)	(0.01)	(1.86)	(1.87)	$13.10	(1.82%	)	$128,228,157	1.34%	0.27%		1.34%	26.93%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide WCM Focused Small Cap Fund

For the annual period ended October 31, 2019, the Nationwide WCM Focused Small Cap Fund (Class A at NAV*) returned 14.39%** versus 4.90% for its benchmark, the Russell 2000® Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Small Blend (consisting of 721 funds as of October 31, 2019), was 4.25% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Small-capitalization markets started the reporting period in a difficult environment and experienced downside volatility through December 2018. Markets began to bounce back in January 2019 and since have enjoyed generally strong, positive returns. However, volatile moments throughout the time period offered the Fund opportunities to add new businesses and manage its exposures in several current portfolio holdings, all of which resulted in strong outperformance for the Fund against its peers and benchmark.

Contributors to Performance

The three sectors that contributed most to relative Fund performance during the reporting period were Information Technology, Energy and Health Care. Strong stock selection and overweighting in the Information Technology sector was the largest contributor, as all stocks held by the Fund enjoyed positive returns during the period. Avoiding the Energy sector, which was the worst-performing sector in the benchmark by a wide margin, also significantly contributed to Fund performance. Underweighting and strong stock selection in the Health Care sector, driven by double-digit positive returns in three of the Fund’s holdings, was a final significant contributor.

The three stocks that contributed most to relative Fund performance for the reporting period were Manhattan Associates, Cabot Microelectronics and Versum Materials. Manhattan Associates delivered strong earnings during the period, thanks to strong sales of software aimed at brick-and-mortar retailers embracing an omni-channel, Amazon-like approach. Cabot

Microelectronics, a supplier to the semiconductor industry, benefited from the growing ubiquity of semiconductor chips in everyday electronic products. Another supplier to the semiconductor space, Versum Materials, was bought by a larger competitor; this stock is no longer held by the Fund.

Detractors from Performance

The three sectors that detracted most from Fund performance for the reporting period were Communication Services, Utilities and Industrials. Overweighting and poor stock selection in Communication Services was a negative contributor. The Fund did not hold any companies in the Utilities sector, which was a drag on Fund performance. Overweighting the Industrials sector was a positive for Fund performance, but the Fund’s stock selection slightly outweighed, leaving this sector as a negative contributor during the reporting period.

The three stocks that detracted most from Fund performance for the reporting period were Emerald Exposition Events, Dycom Industries and Helios Technologies. A new CEO and changing future plans at Emerald Exposition Events created market confusion and declines. For Dycom Industries, project delays in large telecommunication fiber projects caused short-term hiccups in earnings; long-term trends are fully intact. Newer management at Helios Technologies determined an acquisition-heavy approach was the way forward for the company, but we and others disagreed; this position is no longer held by the Fund.

Derivatives Used

We did not use derivatives in managing the Fund during the reporting period.

Subadviser:

WCM Investment Management, LLC

Portfolio Manager:

Jonathon Detter, CFA; Anthony B. Glickhouse, CFA; and Patrick McGee, CFA

Fund Commentary (cont.)	Nationwide WCM Focused Small Cap Fund

*

Performance is shown for the Fund’s Class A shares to correspond with the class used for performance reporting in the Fund’s prospectus. Institutional Service Class shares previously were shown in the Fund’s annual reports for performance reporting.

**	High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile) and foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Because the Fund may hold large positions in a smaller number of securities, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide WCM Focused Small Cap Fund

Asset Allocation1

Common Stocks	91.5%
Other assets in excess of liabilities§	8.5%
100.0%

Top Industries2

Commercial Services & Supplies	19.8%
IT Services	6.5%
Semiconductors & Semiconductor Equipment	6.2%
Capital Markets	6.2%
Construction & Engineering	6.1%
Electronic Equipment, Instruments & Components	5.9%
Trading Companies & Distributors	5.5%
Real Estate Management & Development	5.2%
Electrical Equipment	5.0%
Specialty Retail	4.7%
Other Industries	28.9%
100.0%

Top Holdings2

Cabot Microelectronics Corp.	6.2%
SP Plus Corp.	6.0%
Jones Lang LaSalle, Inc.	5.2%
UniFirst Corp.	5.2%
EnerSys	5.1%
America’s Car-Mart, Inc.	4.7%
ePlus, Inc.	4.5%
KAR Auction Services, Inc.	4.4%
Verra Mobility Corp.	4.3%
Healthcare Services Group, Inc.	4.2%
Other Holdings	50.2%
100.0%

§	Please refer to the Statement of Assets and Liabilities for additional details.

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

Fund Performance	Nationwide WCM Focused Small Cap Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	14.39%	8.84%	14.34%
	w/SC3	7.81%	7.56%	13.70%
Class C1	w/o SC2	13.54%	8.03%	13.57%
	w/SC4	12.54%	N/A	N/A
Class R6[5,6]		14.78%	9.23%	10.23%	[7]
Institutional Service Class[1,5,8]		14.62%	9.14%	14.67%
Russell 2000® Index		4.90%	7.37%	12.27%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

Expense Ratio^
Class A	1.40%
Class C	2.15%
Class R6	1.05%
Institutional Service Class	1.15%

^

Current effective prospectus dated February 28, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (cont.)	Nationwide WCM Focused Small Cap Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide WCM Focused Small Cap Fund versus the Russell 2000® Index over the 10-year period ended 10/31/19. Fund performance prior to the Fund’s inception on 9/16/13 is based on the performance of Class A shares of the Fund’s predecessor fund, the HighMark Small Cap Core Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide WCM Focused Small Cap Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide WCM Focused Small Cap Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19	Expense Ratio During Period (%) 5/1/19 - 10/31/19
Class A Shares	Actual	(a)	1,000.00	1,029.00	7.88	1.54
	Hypothetical	(a)(b)	1,000.00	1,017.44	7.83	1.54
Class C Shares	Actual	(a)	1,000.00	1,025.10	11.74	2.30
	Hypothetical	(a)(b)	1,000.00	1,013.61	11.67	2.30
Class R6 Shares	Actual	(a)	1,000.00	1,030.70	6.14	1.20
	Hypothetical	(a)(b)	1,000.00	1,019.16	6.11	1.20
Institutional Service Class Shares	Actual	(a)	1,000.00	1,030.10	6.65	1.30
	Hypothetical	(a)(b)	1,000.00	1,018.65	6.61	1.30

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2019

Nationwide WCM Focused Small Cap Fund

Common Stocks 91.5%

	Shares	Value

Auto Components 1.9%
Dorman Products, Inc.*	17,539	$1,261,931

Biotechnology 1.1%
Emergent BioSolutions, Inc.*	13,615	778,233

Building Products 2.1%
American Woodmark Corp.*	14,319	1,419,872

Capital Markets 5.6%
Focus Financial Partners, Inc., Class A*	74,691	1,634,239
Virtus Investment Partners, Inc.	20,055	2,175,566

		3,809,805

Chemicals 1.2%
Chase Corp.	6,748	790,528

Commercial Services & Supplies 18.1%
Healthcare Services Group, Inc.	107,374	2,615,631
KAR Auction Services, Inc.	108,254	2,691,195
SP Plus Corp.*	84,561	3,735,059
UniFirst Corp.	15,860	3,185,322

		12,227,207

Construction & Engineering 5.6%
Dycom Industries, Inc.* (a)	42,514	1,938,213
EMCOR Group, Inc.	20,745	1,819,544

		3,757,757

Electrical Equipment 4.6%
EnerSys	46,760	3,126,374

Electronic Equipment, Instruments & Components 5.4%
ePlus, Inc.*	35,974	2,810,648
FLIR Systems, Inc.	15,823	815,834

		3,626,482

Health Care Equipment & Supplies 3.2%
Natus Medical, Inc.*	64,754	2,180,915

Health Care Providers & Services 2.8%
Addus HomeCare Corp.*	22,128	1,863,399

Insurance 3.8%
Enstar Group Ltd.*	12,795	2,570,516

IT Services 5.9%
Cass Information Systems, Inc.	23,948	1,372,460
Verra Mobility Corp.*	184,349	2,645,408

		4,017,868

Machinery 3.5%
Crane Co.	30,983	2,370,819

Media 4.3%
Emerald Expositions Events, Inc.	158,097	1,536,703
Hemisphere Media Group, Inc.*	104,006	1,342,717

		2,879,420

Common Stocks (continued)

	Shares	Value

Paper & Forest Products 1.0%
Neenah, Inc.	10,239	$660,416

Real Estate Management & Development 4.8%
Jones Lang LaSalle, Inc.	22,109	3,239,411

Semiconductors & Semiconductor Equipment 5.6%
Cabot Microelectronics Corp.	25,272	3,819,105

Software 1.7%
Manhattan Associates, Inc.*	15,270	1,144,486

Specialty Retail 4.3%
America’s Car-Mart, Inc.*	32,023	2,913,773

Trading Companies & Distributors 5.0%
Beacon Roofing Supply, Inc.*	56,794	1,762,886
WESCO International, Inc.*	32,442	1,626,966

		3,389,852

Total Investments (cost $59,157,643) — 91.5%		61,848,169

Other assets in excess of liabilities — 8.5%		5,758,733

NET ASSETS — 100.0%		$67,606,902

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $70,300, which was collateralized by $74,800 in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 3.63%, and maturity dates ranging from 11/14/2019 - 5/15/2048.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2019

Nationwide WCM Focused Small Cap Fund
Assets:
Investment securities, at value* (cost $59,157,643)	$61,848,169
Cash	5,642,511
Interest and dividends receivable	22,434
Securities lending income receivable	6
Receivable for capital shares issued	235,469
Reimbursement from investment adviser (Note 3)	2,602
Prepaid expenses	22,650

Total Assets	67,773,841

Liabilities:
Payable for investments purchased	3,688
Payable for capital shares redeemed	41,989
Accrued expenses and other payables:
Investment advisory fees	42,179
Fund administration fees	15,090
Distribution fees	7,422
Administrative servicing fees	10,108
Accounting and transfer agent fees	3,365
Trustee fees	256
Custodian fees	1,004
Compliance program costs (Note 3)	78
Professional fees	25,266
Printing fees	10,376
Other	6,118

Total Liabilities	166,939

Net Assets	$67,606,902

Represented by:
Capital	$62,866,844
Total distributable earnings (loss)	4,740,058

Net Assets	$67,606,902

Net Assets:
Class A Shares	$15,309,267
Class C Shares	5,004,266
Class R6 Shares	2,230,227
Institutional Service Class Shares	45,063,142

Total	$67,606,902

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	624,432
Class C Shares	235,769
Class R6 Shares	86,324
Institutional Service Class Shares	1,755,227

Total	2,701,752

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide WCM Focused Small Cap Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$24.52
Class C Shares (b)	$21.23
Class R6 Shares	$25.84
Institutional Service Class Shares	$25.67
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$26.02

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $70,300 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2019

Nationwide WCM Focused Small Cap Fund
INVESTMENT INCOME:
Dividend income	$396,374
Interest income	99,197
Income from securities lending (Note 2)	254

Total Income	495,825

EXPENSES:
Investment advisory fees	474,701
Fund administration fees	95,237
Distribution fees Class A	33,111
Distribution fees Class C	67,498
Administrative servicing fees Class A	12,050
Administrative servicing fees Class C	6,517
Administrative servicing fees Institutional Service Class	38,217
Registration and filing fees	55,131
Professional fees	40,080
Printing fees	20,508
Trustee fees	2,000
Custodian fees	4,679
Accounting and transfer agent fees	11,799
Compliance program costs (Note 3)	227
Other	4,794

Total expenses before fees waived and expenses reimbursed	866,549

Investment advisory fees waived (Note 3)	(14,127)
Expenses reimbursed by adviser (Note 3)	(19,289)

Net Expenses	833,133

NET INVESTMENT LOSS	(337,308)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities (Note 10)	2,496,286
Net change in unrealized appreciation/depreciation in the value of investment securities	4,414,879

Net realized/unrealized gains	6,911,165

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,573,857

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide WCM Focused Small Cap Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment loss	$(337,308)	$(527,158)
Net realized gains	2,496,286	39,649,355
Net change in unrealized appreciation/depreciation	4,414,879	(37,363,879)

Change in net assets resulting from operations	6,573,857	1,758,318

Distributions to Shareholders From:
Distributable earnings:
Class A	(5,461,760)	(1,499,108)
Class C	(3,108,981)	(801,356)
Class R6	(584,433)	(6,754,014)
Institutional Service Class	(13,719,635)	(6,527,214)

Change in net assets from shareholder distributions	(22,874,809)	(15,581,692)

Change in net assets from capital transactions	13,282,990	(125,484,573)

Change in net assets	(3,017,962)	(139,307,947)

Net Assets:
Beginning of year	70,624,864	209,932,811

End of year	$67,606,902	$70,624,864

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,994,617	$1,802,775
Proceeds from shares issued in class conversion (Note 1)	261,495	–
Dividends reinvested	5,305,533	1,427,357
Cost of shares redeemed	(5,296,251)	(8,729,273)

Total Class A Shares	4,265,394	(5,499,141)

Class C Shares
Proceeds from shares issued	1,430,652	1,133,055
Dividends reinvested	2,671,963	621,266
Cost of shares redeemed in class conversion (Note 1)	(261,495)	–
Cost of shares redeemed	(4,935,789)	(1,923,869)

Total Class C Shares	(1,094,669)	(169,548)

Class R6 Shares
Proceeds from shares issued	1,302,978	965,512
Dividends reinvested	532,012	3,550,768
Cost of shares redeemed	(2,087,327)	(85,389,279)

Total Class R6 Shares	(252,337)	(80,872,999)

Institutional Service Class Shares
Proceeds from shares issued	20,886,006	24,907,658
Dividends reinvested	12,782,128	3,886,785
Cost of shares redeemed	(23,303,532)	(67,737,328)

Total Institutional Service Class Shares	10,364,602	(38,942,885)

Change in net assets from capital transactions	$13,282,990	$(125,484,573)

Statements of Changes in Net Assets (Continued)

	Nationwide WCM Focused Small Cap Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	169,604	47,104
Issued in class conversion (Note 1)	11,228	–
Reinvested	263,957	38,287
Redeemed	(233,951)	(229,147)

Total Class A Shares	210,838	(143,756)

Class C Shares
Issued	75,092	32,379
Reinvested	152,596	17,914
Redeemed in class conversion (Note 1)	(12,965)	–
Redeemed	(237,229)	(54,584)

Total Class C Shares	(22,506)	(4,291)

Class R6 Shares
Issued	57,255	24,263
Reinvested	25,190	92,782
Redeemed	(71,462)	(2,169,548)

Total Class R6 Shares	10,983	(2,052,503)

Institutional Service Class Shares
Issued	855,413	647,616
Reinvested	608,673	101,802
Redeemed	(914,046)	(1,743,530)

Total Institutional Service Class Shares	550,040	(994,112)

Total change in shares	749,355	(3,194,662)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide WCM Focused Small Cap Fund

		Operations			Distributions							Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$35.90	(0.16)	2.34	2.18	–	(13.56)	–	(13.56)	$24.52	14.39%		$15,309,267	1.54%	(0.66%	)	1.60%	52.18%
Year Ended October 31, 2018	$40.13	(0.23)	(0.82)	(1.05)	(0.04)	(3.14)	–	(3.18)	$35.90	(2.89%	)	$14,848,196	1.38%	(0.60%	)	1.40%	172.38%
Year Ended October 31, 2017	$30.79	–	9.39	9.39	–	(0.05)	–	(0.05)	$40.13	30.50%		$22,366,548	1.37%	(0.01%	)	1.37%	95.99%
Year Ended October 31, 2016	$30.22	0.03	1.40	1.43	(0.03)	(0.82)	(0.01)	(0.86)	$30.79	4.94%		$18,401,857	1.45%	0.10%		1.45%	69.62%
Year Ended October 31, 2015	$30.10	(0.05)	0.17	0.12	–	–	–	–	$30.22	0.40%		$24,362,293	1.44%	(0.17%	)	1.44%	103.94%

Class C Shares
Year Ended October 31, 2019	$33.18	(0.30)	1.91	1.61	–	(13.56)	–	(13.56)	$21.23	13.54%		$5,004,266	2.29%	(1.41%	)	2.35%	52.18%
Year Ended October 31, 2018	$37.57	(0.48)	(0.75)	(1.23)	(0.02)	(3.14)	–	(3.16)	$33.18	(3.62%	)	$8,569,392	2.13%	(1.37%	)	2.16%	172.38%
Year Ended October 31, 2017	$29.04	(0.26)	8.84	8.58	–	(0.05)	–	(0.05)	$37.57	29.55%		$9,863,605	2.12%	(0.76%	)	2.12%	95.99%
Year Ended October 31, 2016	$28.73	(0.19)	1.32	1.13	–	(0.82)	–	(0.82)	$29.04	4.11%		$7,751,965	2.21%	(0.67%	)	2.21%	69.62%
Year Ended October 31, 2015	$28.82	(0.27)	0.18	(0.09)	–	–	–	–	$28.73	(0.31%	)	$8,931,807	2.19%	(0.91%	)	2.19%	103.94%

Class R6 Shares (g)
Year Ended October 31, 2019	$36.97	(0.08)	2.51	2.43	–	(13.56)	–	(13.56)	$25.84	14.78%		$2,230,227	1.20%	(0.30%	)	1.25%	52.18%
Year Ended October 31, 2018	$41.11	(0.07)	(0.87)	(0.94)	(0.06)	(3.14)	–	(3.20)	$36.97	(2.54%	)	$2,785,456	1.00%	(0.18%	)	1.02%	172.38%
Year Ended October 31, 2017	$31.46	0.13	9.61	9.74	(0.04)	(0.05)	–	(0.09)	$41.11	30.97%		$87,473,796	1.01%	0.35%		1.01%	95.99%
Year Ended October 31, 2016	$30.87	0.12	1.46	1.58	(0.13)	(0.82)	(0.04)	(0.99)	$31.46	5.33%		$73,229,275	1.09%	0.42%		1.09%	69.62%
Year Ended October 31, 2015	$30.64	0.05	0.18	0.23	–	–	–	–	$30.87	0.75%		$338,296	1.05%	0.16%		1.05%	103.94%

Institutional Service Class Shares
Year Ended October 31, 2019	$36.86	(0.11)	2.48	2.37	–	(13.56)	–	(13.56)	$25.67	14.62%		$45,063,142	1.31%	(0.43%	)	1.37%	52.18%
Year Ended October 31, 2018	$41.03	(0.13)	(0.84)	(0.97)	(0.06)	(3.14)	–	(3.20)	$36.86	(2.63%	)	$44,421,820	1.11%	(0.33%	)	1.13%	172.38%
Year Ended October 31, 2017	$31.40	0.10	9.59	9.69	(0.01)	(0.05)	–	(0.06)	$41.03	30.88%		$90,228,862	1.09%	0.26%		1.09%	95.99%
Year Ended October 31, 2016	$30.84	0.12	1.41	1.53	(0.11)	(0.82)	(0.04)	(0.97)	$31.40	5.20%		$33,699,602	1.16%	0.40%		1.16%	69.62%
Year Ended October 31, 2015	$30.60	0.06	0.18	0.24	–	–	–	–	$30.84	0.78%		$114,942,706	1.10%	0.18%		1.10%	103.94%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Ziegler Equity Income Fund

For the annual period ended October 31, 2019, the Nationwide Ziegler Equity Income Fund (Class A at NAV) returned 11.14% versus 11.21% for its benchmark, the Russell 1000® Value Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Large Value (consisting of 1,222 funds as of October 31, 2019), was 9.61% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

At the beginning of the Fund’s fiscal year, the U.S. economy had a positive outlook calling for clear skies, but clouds began to develop over concerns of economic and policy fundamentals. U.S. economic data remained strong, with growth exceeding 3%, the unemployment rate at a 48-year low, and inflation on target, but these favorable trends peaked, as trade policy concerns began to offset much of the pro-growth sentiment stemming from the corporate tax cut. The Federal Reserve (Fed) raised the Federal Funds target rate from 2.25% to 2.50% at the December 2018 meeting against a controversial backdrop. By quarter-end, uncertainties around mid-term election results and a partial federal government shutdown over budget negotiations also began to erode business and consumer confidence. Equity market returns fell precipitously in the last two months of 2018.

U.S. economic data began to soften in early 2019, against a backdrop of waning fiscal stimulus and uncertainties around global economic growth, heightened by the slow progress on trade discussions. Federal Reserve meetings witnessed a move toward a more neutral stance, and the U.S. equity markets advanced steadily throughout the first five months of the year before selling off in May on concerns of slowing economic growth and the escalation of trade tensions. The Fed once again responded with more-dovish comments that saw stocks rally to historically high levels in July, before selling off in August over fears of the potential for a tariff-induced recession. The Fed met in July and September, lowering its benchmark rate of interest by 0.25% each time, yet an inverted yield curve still produced recession angst. An additional cut of 25 basis points in October left the federal funds rate at 1.50% to 1.75% and helped restore an upward slope to the yield curve. Equity markets finished the Fund’s fiscal year on a positive note, as recession fears began to abate.

U.S. equities performance for the 12-month reporting period ended October 31, 2019, saw a steady upward trend punctuated by corrections in December 2018, May 2019 and August 2019. Fund performance over the fiscal year favored growth-oriented strategies over value styles. Large-capitalization stocks demonstrating solid price momentum and higher earnings quality produced relatively strong performance, while smaller-capitalization stocks with higher volatility consistently underperformed. High-yielding stocks generally were rewarded by the market, as interest rates remained low over the year. The Fund is heavily exposed to the equity-yield factor, because of its mandate to invest only in dividend-paying stocks. While the Fund owns many high-yielding stocks, it also carries positions in stocks with favorable earnings growth and increasing dividends, which generally fared better over the fiscal year.

The Fund generally avoids large overweights or underweights to economic sectors relative to the benchmark, focusing instead on adding value through stock selection. No economic sector overweight or underweight had an effect of greater than 0.25%, positive or negative, on the Fund’s performance relative to the benchmark for the reporting period. The Fund seeks to hold a mix of dividend-paying stocks and balances the risk characteristics of the portfolio in an effort to perform consistently across all market environments. It holds positions in defensive, higher-yielding stocks with dependable but slower-growing earnings that tend to perform better during times of economic and market weakness and in a low interest rate environment. The Fund also invests in “dividend-growing” stocks that can more readily participate in an expanding economy and rising interest rate environment. The Fund carries a lower beta, relative to its benchmark and the broad market, which generally cushions it somewhat from

Fund Commentary (cont.)	Nationwide Ziegler Equity Income Fund

market downturns, but allows for participation in market advances.

The Fund’s holdings in Target Corporation and Walmart Stores returned strong performance for the Fund as they each benefited from improved consumer spending, and in the case of Target, sustained stronger-than-expected results from remodeled stores. The Fund’s position in First Energy Corporation also contributed to Fund performance during the reporting period, aided by a strong backdrop for the Utility sector overall. JP Morgan Chase & Co was among the top contributors for the Fund due to the company’s perceived ability to out-earn its peers relative to its business risk. A holding in Microsoft Corp. also was a top contributor to Fund performance for the period, as the company benefited from increased investment in information systems by companies and governments.

Helmerich & Payne detracted from Fund performance due to a slowdown in production in the Permian Basin; the Fund no longer holds this security. Integrated global energy provider Exxon Mobile Corp. also detracted from Fund performance over the fiscal year due to concerns over exploration efforts. Losses in both Kohl’s Corporation and Tapestry due to management missteps were detractors from Fund performance for the reporting period. The Fund no longer holds its position in Kohl’s Corporation. Carnival Corporation detracted from Fund performance due to concerns over excess capacity in the industry from weakness in Europe.

The Fund does not use derivatives.

We appreciate your investment in the Nationwide Ziegler Equity Income Fund.

Subadviser:

Ziegler Capital Management, LLC

Portfolio Managers:

Christian J. Greiner, CFA; Gary Hurlbut, CFA; and Donald J. Nesbitt, CFA

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in fixed-income securities, including default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Funds that concentrate on specific sectors may be subject to greater volatility than that of other mutual funds. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Ziegler Equity Income Fund

Asset Allocation1

Common Stocks	99.2%
Exchange Traded Fund	0.3%
Repurchase Agreements	0.2%
Short-Term Investment†	0.0%
Other assets in excess of liabilities	0.3%
100.0%

Top Industries2

Banks	16.2%
Pharmaceuticals	8.8%
Oil, Gas & Consumable Fuels	7.5%
Electric Utilities	7.1%
Insurance	4.7%
Equity Real Estate Investment Trusts (REITs)	4.3%
Semiconductors & Semiconductor Equipment	4.0%
Diversified Telecommunication Services	3.7%
Media	3.6%
Food & Staples Retailing	2.8%
Other Industries#	37.3%
100.0%

Top Holdings2

Verizon Communications, Inc.	3.7%
JPMorgan Chase & Co.	3.6%
PNC Financial Services Group, Inc. (The)	3.0%
Bank of America Corp.	2.8%
Walmart, Inc.	2.8%
CVS Health Corp.	2.7%
BB&T Corp.	2.6%
Johnson & Johnson	2.6%
Pfizer, Inc.	2.5%
Chevron Corp.	2.3%
Other Holdings#	71.4%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

Fund Performance	Nationwide Ziegler Equity Income Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	11.14%	7.91%	12.09%
	w/SC3	4.78%	6.63%	11.46%
Class C1	w/o SC2	10.24%	7.11%	11.32%
	w/SC4	9.24%	N/A	N/A
Class R6[5,6]		11.14%	8.21%	9.36%	[7]
Institutional Service Class[1,5,8]		11.32%	8.13%	12.28%
Russell 1000® Value Index		11.21%	7.61%	7.40%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	For the period from September 16, 2013 through July 31, 2014 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

Expense Ratio^
Class A	0.93%
Class C	1.68%
Class R6	0.60%
Institutional Service Class	0.72%

^

Current effective prospectus dated February 28, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (cont.)	Nationwide Ziegler Equity Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Ziegler Equity Income Fund versus the Russell 1000® Value Index over the 10-year period ended 10/31/19. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class A shares of the Fund’s predecessor fund, the HighMark Equity Income Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Ziegler Equity Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Ziegler Equity Income Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19	Expense Ratio During Period (%) 5/1/19 - 10/31/19
Class A Shares	Actual	(a)	1,000.00	1,035.60	5.44	1.06
	Hypothetical	(a)(b)	1,000.00	1,019.86	5.40	1.06
Class C Shares	Actual	(a)	1,000.00	1,031.20	9.47	1.85
	Hypothetical	(a)(b)	1,000.00	1,015.88	9.40	1.85
Class R6 Shares	Actual	(a)	1,000.00	1,034.20	5.85	1.14
	Hypothetical	(a)(b)	1,000.00	1,019.46	5.80	1.14
Institutional Service Class Shares	Actual	(a)	1,000.00	1,035.70	4.36	0.85
	Hypothetical	(a)(b)	1,000.00	1,020.92	4.33	0.85

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2019

Nationwide Ziegler Equity Income Fund

Common Stocks 99.2%
	Shares	Value

Airlines 1.4%
Delta Air Lines, Inc.	9,466	$521,387

Banks 16.1%
Bank of America Corp.	32,801	1,025,687
BB&T Corp.	18,502	981,531
JPMorgan Chase & Co.	10,814	1,350,885
PNC Financial Services Group, Inc. (The)	7,656	1,123,135
US Bancorp	13,592	775,016
Wells Fargo & Co.	14,443	745,692

		6,001,946

Beverages 1.7%
Coca-Cola Co. (The)	11,677	635,579

Biotechnology 2.3%
AbbVie, Inc.	7,329	583,022
Gilead Sciences, Inc.	4,258	271,277

		854,299

Capital Markets 1.2%
Legg Mason, Inc.	11,794	439,444

Chemicals 1.2%
Dow, Inc.	8,947	451,734

Communications Equipment 1.5%
Cisco Systems, Inc.	11,763	558,860

Consumer Finance 1.1%
Discover Financial Services	4,994	400,818

Containers & Packaging 2.0%
International Paper Co.	7,257	316,986
Westrock Co.	11,402	426,093

		743,079

Diversified Telecommunication Services 3.7%
Verizon Communications, Inc.	22,601	1,366,682

Electric Utilities 7.1%
Duke Energy Corp.	5,365	505,705
Edison International	7,757	487,915
FirstEnergy Corp.	16,116	778,725
PPL Corp.	14,312	479,309
Southern Co. (The)	6,299	394,696

		2,646,350

Electrical Equipment 2.1%
Eaton Corp. plc	8,988	782,945

Energy Equipment & Services 1.0%
Schlumberger Ltd.	11,499	375,902

Equity Real Estate Investment Trusts (REITs) 4.2%
Apartment Investment & Management Co., Class A	11,533	632,931
Duke Realty Corp.	17,477	614,142
Host Hotels & Resorts, Inc.	20,194	330,980

		1,578,053

Common Stocks (continued)
	Shares	Value

Food & Staples Retailing 2.8%
Walmart, Inc.	8,745	$1,025,439

Health Care Providers & Services 2.7%
CVS Health Corp.	15,204	1,009,394

Hotels, Restaurants & Leisure 1.4%
Carnival Corp.	4,872	208,960
McDonald’s Corp.	1,505	296,034

		504,994

Household Products 2.6%
Kimberly-Clark Corp.	3,190	423,887
Procter & Gamble Co. (The)	4,348	541,370

		965,257

Industrial Conglomerates 0.8%
3M Co.	1,883	310,676

Insurance 4.7%
Aflac, Inc.	12,179	647,436
American Financial Group, Inc.	4,561	474,526
MetLife, Inc.	13,462	629,887

		1,751,849

Machinery 2.7%
Caterpillar, Inc.	4,736	652,621
Cummins, Inc.	2,139	368,935

		1,021,556

Media 3.6%
Comcast Corp., Class A	18,523	830,201
Omnicom Group, Inc.	6,680	515,629

		1,345,830

Mortgage Real Estate Investment Trusts (REITs) 0.9%
Chimera Investment Corp.	16,172	327,645

Multiline Retail 1.9%
Target Corp.	6,719	718,328

Oil, Gas & Consumable Fuels 7.5%
Chevron Corp.	7,331	851,422
Exxon Mobil Corp.	9,703	655,632
Royal Dutch Shell plc, Class B, ADR-NL	10,990	640,607
Valero Energy Corp.	6,556	635,801

		2,783,462

Pharmaceuticals 8.8%
Eli Lilly & Co.	2,730	311,083
GlaxoSmithKline plc, ADR-UK	13,519	619,170
Johnson & Johnson	7,318	966,269
Merck & Co., Inc.	4,991	432,520
Pfizer, Inc.	24,261	930,895

		3,259,937

Road & Rail 1.0%
Union Pacific Corp.	2,279	377,083

Statement of Investments (Continued)

October 31, 2019

Nationwide Ziegler Equity Income Fund (Continued)

Common Stocks (continued)
	Shares	Value

Semiconductors & Semiconductor Equipment 4.0%
Broadcom, Inc.	1,884	$551,730
Intel Corp.	11,257	636,358
Maxim Integrated Products, Inc.	5,226	306,557

		1,494,645

Software 1.5%
Microsoft Corp.	3,970	569,179

Specialty Retail 2.4%
Best Buy Co., Inc.	7,504	539,012
Williams-Sonoma, Inc.	5,233	349,512

		888,524

Technology Hardware, Storage & Peripherals 2.2%
Hewlett Packard Enterprise Co.	32,124	527,155
Seagate Technology plc	5,281	306,456

		833,611

Textiles, Apparel & Luxury Goods 1.1%
Tapestry, Inc.	15,142	391,572

Total Common Stocks (cost $32,181,401)		36,936,059

Exchange Traded Fund 0.3%
Exchange Traded Fund 0.3%
Vanguard Value ETF (a)	943	107,257

Total Exchange Traded Fund (cost $91,567)		107,257

Short-Term Investment 0.0%†
Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 1.76% (b)(c)	7,195	7,195

Total Short-Term Investment (cost $7,195)		7,195

Repurchase Agreements 0.2%

	Principal Amount

BNP Paribas Securities Corp., 1.70%, dated 10/31/2019, due 11/1/2019, repurchase price $49,784, collateralized by U.S. Treasury Note, 2.50%, maturing 2/28/2021; total market value $50,967. (c)(d)	$49,781	49,781

Repurchase Agreements (continued)

	Principal Amount	Value

Royal Bank of Canada, 1.68%, dated 10/31/2019, due 11/1/2019, repurchase price $24,575, collateralized by U.S. Treasury Note, 3.00%, maturing 9/30/2025; total market value $25,156. (c)(d)	$24,574	$24,574

Total Repurchase Agreements (cost $74,355)		74,355

Total Investments (cost $32,354,518) — 99.7%		37,124,866

Other assets in excess of liabilities — 0.3%		126,921

NET ASSETS — 100.0%		$37,251,787

†	Amount rounds to less than 0.1%.

(a)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $79,618, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $7,195 and $74,355, respectively, a total value of $81,550.

(b)	Represents 7-day effective yield as of October 31, 2019.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2019 was $81,550.

(d)	Please refer to Note 2(h) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

NL	Netherlands

REIT	Real Estate Investment Trust

UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2019

Nationwide Ziegler Equity Income Fund
Assets:
Investment securities, at value* (cost $32,280,163)	$37,050,511
Repurchase agreements, at value (cost $74,355)	74,355
Cash	162,035
Interest and dividends receivable	59,515
Securities lending income receivable	8
Receivable for capital shares issued	74,924
Reimbursement from investment adviser (Note 3)	12,491
Prepaid expenses	24,469

Total Assets	37,458,308

Liabilities:
Payable for capital shares redeemed	19,133
Payable upon return of securities loaned (Note 2)	81,550
Accrued expenses and other payables:
Investment advisory fees	16,701
Fund administration fees	15,740
Distribution fees	8,279
Administrative servicing fees	13,660
Accounting and transfer agent fees	3,687
Trustee fees	159
Custodian fees	2,195
Compliance program costs (Note 3)	103
Professional fees	28,433
Printing fees	6,754
Other	10,127

Total Liabilities	206,521

Net Assets	$37,251,787

Represented by:
Capital	$28,774,240
Total distributable earnings (loss)	8,477,547

Net Assets	$37,251,787

Net Assets:
Class A Shares	$20,069,263
Class C Shares	4,734,880
Class R6 Shares	571,386
Institutional Service Class Shares	11,876,258

Total	$37,251,787

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,524,422
Class C Shares	364,590
Class R6 Shares	43,183
Institutional Service Class Shares	897,457

Total	2,829,652

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide Ziegler Equity Income Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$13.17
Class C Shares (b)	$12.99
Class R6 Shares	$13.23
Institutional Service Class Shares	$13.23
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.97

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $79,618 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Ziegler Equity Income Fund
INVESTMENT INCOME:
Dividend income	$4,763,423
Interest income	18,643
Income from securities lending (Note 2)	6,431

Total Income	4,788,497

EXPENSES:
Investment advisory fees	654,708
Fund administration fees	111,741
Distribution fees Class A	45,604
Distribution fees Class C	62,978
Administrative servicing fees Class A	11,091
Administrative servicing fees Class C	5,665
Administrative servicing fees Institutional Service Class	11,509
Registration and filing fees	51,759
Professional fees	37,807
Printing fees	15,617
Trustee fees	5,167
Custodian fees	6,073
Accounting and transfer agent fees	13,077
Compliance program costs (Note 3)	627
Other	9,360

Total expenses before expenses reimbursed	1,042,783

Expenses reimbursed by adviser (Note 3)	(87,893)

Net Expenses	954,890

NET INVESTMENT INCOME	3,833,607

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from:
Transactions in investment securities (Note 10)	3,419,819
Redemptions in-kind by affiliated issuers (Note 3)	57,308,737

Net realized gains	60,728,556

Net change in unrealized appreciation/depreciation in the value of investment securities	(50,526,949)

Net realized/unrealized gains	10,201,607

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$14,035,214

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Ziegler Equity Income Fund

	Year Ended October 31, 2019		Year Ended October 31, 2018
Operations:
Net investment income	$3,833,607		$9,982,936
Net realized gains	60,728,556		53,479,789
Net change in unrealized appreciation/depreciation	(50,526,949)		(39,776,380)

Change in net assets resulting from operations	14,035,214		23,686,345

Distributions to Shareholders From:
Distributable earnings:
Class A	(3,402,913)		(1,902,291)
Class C	(1,265,955)		(761,858)
Class R6	(49,918,070)		(42,385,665)
Institutional Service Class	(2,213,645)		(1,163,480)

Change in net assets from shareholder distributions	(56,800,583)		(46,213,294)

Change in net assets from capital transactions	(238,744,987)		(136,651,524)

Change in net assets	(281,510,356)		(159,178,473)

Net Assets:
Beginning of year	318,762,143		477,940,616

End of year	$37,251,787		$318,762,143

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,420,351		$2,347,820
Proceeds from shares issued in class conversion (Note 1)	361,901		–
Dividends reinvested	3,329,349		1,843,468
Cost of shares redeemed	(2,994,121)		(4,997,240)

Total Class A Shares	4,117,480		(805,952)

Class C Shares
Proceeds from shares issued	1,198,517		1,004,056
Dividends reinvested	1,112,633		670,679
Cost of shares redeemed in class conversion (Note 1)	(361,901)		–
Cost of shares redeemed	(3,384,546)		(2,244,424)

Total Class C Shares	(1,435,297)		(569,689)

Class R6 Shares
Proceeds from shares issued	2,558,645		11,814,426
Dividends reinvested	49,913,807		42,347,474
Cost of shares redeemed	(295,258,414	)(a)	(190,574,848)

Total Class R6 Shares	(242,785,962)		(136,412,948)

Institutional Service Class Shares
Proceeds from shares issued	2,798,365		3,778,610
Dividends reinvested	2,054,261		1,028,160
Cost of shares redeemed	(3,493,834)		(3,669,705)

Total Institutional Service Class Shares	1,358,792		1,137,065

Change in net assets from capital transactions	$(238,744,987)		$(136,651,524)

Statements of Changes in Net Assets (Continued)

	Nationwide Ziegler Equity Income Fund

	Year Ended October 31, 2019		Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	282,522		153,915
Issued in class conversion (Note 1)	28,860		–
Reinvested	287,195		120,703
Redeemed	(239,167)		(324,513)

Total Class A Shares	359,410		(49,895)

Class C Shares
Issued	101,215		64,877
Reinvested	97,463		44,333
Redeemed in class conversion (Note 1)	(29,256)		–
Redeemed	(273,931)		(147,795)

Total Class C Shares	(104,509)		(38,585)

Class R6 Shares
Issued	214,583		772,490
Reinvested	4,311,763		2,763,535
Redeemed	(23,479,323	)(a)	(12,299,223)

Total Class R6 Shares	(18,952,977)		(8,763,198)

Institutional Service Class Shares
Issued	221,612		245,065
Reinvested	176,357		67,034
Redeemed	(276,748)		(239,981)

Total Institutional Service Class Shares	121,221		72,118

Total change in shares	(18,576,855)		(8,779,560)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Amount includes in-kind redemptions. (See Note 3)

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Ziegler Equity Income Fund

		Operations			Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$14.83	0.31	0.87	1.18	(0.33)	(2.51)	(2.84)	$13.17	11.14%	$20,069,263	1.06%	2.40%	1.31%	37.15%	(g)
Year Ended October 31, 2018	$15.78	0.35	0.31	0.66	(0.36)	(1.25)	(1.61)	$14.83	4.07%	$17,278,778	0.93%	2.25%	0.93%	33.21%
Year Ended October 31, 2017	$13.49	0.37	2.33	2.70	(0.41)	–	(0.41)	$15.78	20.28%	$19,165,335	0.91%	2.48%	0.91%	59.73%
Year Ended October 31, 2016	$13.46	0.37	0.19	0.56	(0.32)	(0.21)	(0.53)	$13.49	4.35%	$18,197,057	0.91%	2.80%	0.91%	47.93%
Year Ended October 31, 2015	$13.87	0.31	(0.22)	0.09	(0.38)	(0.12)	(0.50)	$13.46	0.78%	$20,726,341	0.93%	2.29%	0.93%	56.34%

Class C Shares
Year Ended October 31, 2019	$14.69	0.21	0.85	1.06	(0.25)	(2.51)	(2.76)	$12.99	10.24%	$4,734,880	1.84%	1.67%	2.08%	37.15%	(g)
Year Ended October 31, 2018	$15.64	0.23	0.32	0.55	(0.25)	(1.25)	(1.50)	$14.69	3.34%	$6,889,591	1.69%	1.50%	1.69%	33.21%
Year Ended October 31, 2017	$13.38	0.25	2.31	2.56	(0.30)	–	(0.30)	$15.64	19.35%	$7,938,377	1.65%	1.74%	1.65%	59.73%
Year Ended October 31, 2016	$13.35	0.27	0.19	0.46	(0.22)	(0.21)	(0.43)	$13.38	3.62%	$6,794,975	1.65%	2.07%	1.65%	47.93%
Year Ended October 31, 2015	$13.76	0.21	(0.22)	(0.01)	(0.28)	(0.12)	(0.40)	$13.35	0.05%	$7,355,755	1.67%	1.55%	1.67%	56.34%

Class R6 Shares (h)
Year Ended October 31, 2019	$14.90	0.44	0.75	1.19	(0.35)	(2.51)	(2.86)	$13.23	11.14%	$571,386	0.62%	3.38%	0.62%	37.15%	(g)
Year Ended October 31, 2018	$15.84	0.41	0.32	0.73	(0.42)	(1.25)	(1.67)	$14.90	4.47%	$283,033,511	0.60%	2.65%	0.60%	33.21%
Year Ended October 31, 2017	$13.54	0.43	2.33	2.76	(0.46)	–	(0.46)	$15.84	20.68%	$439,687,649	0.56%	2.89%	0.56%	59.73%
Year Ended October 31, 2016	$13.51	0.41	0.20	0.61	(0.37)	(0.21)	(0.58)	$13.54	4.69%	$692,679,903	0.57%	3.09%	0.57%	47.93%
Year Ended October 31, 2015	$13.92	0.36	(0.22)	0.14	(0.43)	(0.12)	(0.55)	$13.51	1.13%	$463,282,131	0.59%	2.64%	0.59%	56.34%

Institutional Service Class Shares
Year Ended October 31, 2019	$14.89	0.34	0.87	1.21	(0.36)	(2.51)	(2.87)	$13.23	11.32%	$11,876,258	0.85%	2.61%	1.10%	37.15%	(g)
Year Ended October 31, 2018	$15.83	0.38	0.33	0.71	(0.40)	(1.25)	(1.65)	$14.89	4.35%	$11,560,263	0.72%	2.44%	0.72%	33.21%
Year Ended October 31, 2017	$13.54	0.41	2.32	2.73	(0.44)	–	(0.44)	$15.83	20.47%	$11,149,255	0.68%	2.75%	0.68%	59.73%
Year Ended October 31, 2016	$13.50	0.40	0.20	0.60	(0.35)	(0.21)	(0.56)	$13.54	4.65%	$12,236,349	0.68%	3.00%	0.68%	47.93%
Year Ended October 31, 2015	$13.92	0.34	(0.23)	0.11	(0.41)	(0.12)	(0.53)	$13.50	0.94%	$11,272,994	0.70%	2.51%	0.70%	56.34%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes securities received or delivered in-kind.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

October 31, 2019

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2019, the Trust operates forty-nine (49) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the twelve (12) series listed below (each, a “Fund”; collectively, the “Funds”). Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

- Nationwide Bailard Cognitive Value Fund (“Cognitive Value”)

- Nationwide Bailard Technology & Science Fund (“Technology & Science”)

- Nationwide Diamond Hill Large Cap Concentrated Fund (“Large Cap Concentrated”)

- Nationwide Dynamic U.S. Growth Fund (“U.S. Growth”)

- Nationwide Fund (“Nationwide Fund”)

- Nationwide Geneva Mid Cap Growth Fund (“Mid Cap Growth”)

- Nationwide Long/Short Equity Fund (“Long/Short Equity”)

- Nationwide Loomis All Cap Growth Fund (“All Cap Growth”)

- Nationwide Small Company Growth Fund (“Small Company Growth”)

- Nationwide U.S. Small Cap Value Fund (“U.S. Small Cap Value”)

- Nationwide WCM Focused Small Cap Fund (“Focused Small Cap”)

- Nationwide Ziegler Equity Income Fund (“Equity Income”)

The Funds, as applicable, currently offer Class A, Class C, Class M, Class R, Class R6, Eagle Class and Institutional Service Class shares. Effective October 3, 2019, the majority of Class C shares converted for shareholder accounts open for 10 years or longer and will continue to convert to Class A shares ten years after their purchase as described in each Fund’s prospectus. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Each of the Funds is a diversified fund, as defined in the 1940 Act.

Long/Short Equity commenced operations on December 11, 2017 as a result of a reorganization in which Long/Short Equity acquired all of the assets, subject to stated liabilities, of the Logan Capital Long/Short Fund, a former series of Advisors Series Trust (“Predecessor Fund”). Long/Short Equity has adopted the historical performance of the Predecessor Fund. Long/Short Equity and its Predecessor Fund have substantially similar investment goals and strategies.

The fiscal year end for Long/Short Equity has changed from April 30, 2018 to October 31, 2018. As such, the fiscal year ended October 31, 2018 for Long/Short Equity reflects the six month period from May 1, 2018 through October 31, 2018.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies

Notes to Financial Statements (Continued)

October 31, 2019

and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as

Notes to Financial Statements (Continued)

October 31, 2019

Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the

Notes to Financial Statements (Continued)

October 31, 2019

securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At October 31, 2019, 100% of the market value of Large Cap Concentrated, Long/Short Equity, All Cap Growth and Focused Small Cap was determined based on Level 1 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2019. Please refer to the Statements of Investments for additional information on portfolio holdings.

Cognitive Value

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$61,162,005	$—	$—	$61,162,005
Exchange Traded Fund	340,860	—	—	340,860
Repurchase Agreements	—	318,536	—	318,536
Short-Term Investment	30,824	—	—	30,824
Total	$61,533,689	$318,536	$—	$61,852,225

Technology & Science

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$130,049,234	$—	$—	$130,049,234
Repurchase Agreements	—	782,600	—	782,600
Short-Term Investment	75,730	—	—	75,730
Total	$130,124,964	$782,600	$—	$130,907,564

U.S. Growth

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$206,869,590	$—	$—	$206,869,590
Futures Contracts	1,015,041	—	—	1,015,041
Purchased Options	3,619,703	—	—	3,619,703
Repurchase Agreements	—	171,042	—	171,042
Short-Term Investments
Money Market Fund	16,551	—	—	16,551
U.S. Treasury Obligation	—	40,057,921	—	40,057,921
Total Short-Term Investments	$16,551	$40,057,921	$—	$40,074,472
Total	$211,520,885	$40,228,963	$—	$251,749,848

Notes to Financial Statements (Continued)

October 31, 2019

Nationwide Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,007,709,600	$—	$—	$1,007,709,600
Exchange Traded Fund	8,829,026	—	—	8,829,026
Repurchase Agreements	—	5,318,403	—	5,318,403
Short-Term Investment	514,647	—	—	514,647
Total	$1,017,053,273	$5,318,403	$—	$1,022,371,676

Mid Cap Growth

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$555,495,034	$—	$—	$555,495,034
Repurchase Agreements	—	2,866,915	—	2,866,915
Short-Term Investment	277,423	—	—	277,423
Total	$555,772,457	$2,866,915	$—	$558,639,372

Small Company Growth

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$293,021,660	$—	$—	$293,021,660
Repurchase Agreements	—	33,735	—	33,735
Short-Term Investment	3,264	—	—	3,264
Total	$293,024,924	$33,735	$—	$293,058,659

U.S. Small Cap Value

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$875,984	$—	$—	$875,984
Air Freight & Logistics	560,724	—	—	560,724
Airlines	1,585,255	—	—	1,585,255
Auto Components	2,526,832	—	—	2,526,832
Automobiles	128,191	—	—	128,191
Banks	20,418,203	—	—	20,418,203
Beverages	28,096	—	—	28,096
Biotechnology	666,602	—	—	666,602
Building Products	1,811,299	—	—	1,811,299
Capital Markets	2,048,486	—	—	2,048,486
Chemicals	3,256,943	—	—	3,256,943
Commercial Services & Supplies	2,459,869	—	—	2,459,869
Communications Equipment	1,077,815	—	—	1,077,815
Construction & Engineering	2,877,669	—	—	2,877,669
Construction Materials	276,057	—	—	276,057
Consumer Finance	1,751,055	—	—	1,751,055
Containers & Packaging	657,242	—	—	657,242
Distributors	92,946	—	—	92,946
Diversified Consumer Services	892,437	—	—	892,437
Diversified Financial Services	969,422	—	—	969,422

Notes to Financial Statements (Continued)

October 31, 2019

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Diversified Telecommunication Services	$340,417	$—	$—	$340,417
Electric Utilities	19,370	—	—	19,370
Electrical Equipment	983,805	—	—	983,805
Electronic Equipment, Instruments & Components	6,679,306	—	—	6,679,306
Energy Equipment & Services	2,173,714	—	—	2,173,714
Entertainment	405,180	—	—	405,180
Food & Staples Retailing	1,339,059	—	—	1,339,059
Food Products	3,035,666	—	—	3,035,666
Health Care Equipment & Supplies	706,912	—	—	706,912
Health Care Providers & Services	1,824,541	—	—	1,824,541
Health Care Technology	345,295	—	—	345,295
Hotels, Restaurants & Leisure	1,245,727	—	—	1,245,727
Household Durables	4,225,278	—	—	4,225,278
Household Products	285,655	—	—	285,655
Independent Power and Renewable Electricity Producers	268,988	—	—	268,988
Insurance	6,884,969	—	—	6,884,969
Interactive Media & Services	145,331	—	—	145,331
Internet & Direct Marketing Retail	379,358	—	—	379,358
IT Services	1,235,756	—	—	1,235,756
Leisure Products	527,435	—	—	527,435
Life Sciences Tools & Services	153,861	—	—	153,861
Machinery	4,794,033	—	—	4,794,033
Marine	670,587	—	—	670,587
Media	2,666,213	—	—	2,666,213
Metals & Mining	3,106,332	—	—	3,106,332
Multiline Retail	961,103	—	—	961,103
Oil, Gas & Consumable Fuels	5,989,084	—	—	5,989,084
Paper & Forest Products	886,975	—	—	886,975
Personal Products	181,185	—	—	181,185
Pharmaceuticals	1,088,025	—	—	1,088,025
Professional Services	1,651,385	—	—	1,651,385
Real Estate Management & Development	398,956	—	—	398,956
Road & Rail	2,986,771	—	—	2,986,771
Semiconductors & Semiconductor Equipment	2,353,937	—	—	2,353,937
Software	664,077	—	—	664,077
Specialty Retail	4,320,550	—	—	4,320,550
Technology Hardware, Storage & Peripherals	711,529	—	—	711,529
Textiles, Apparel & Luxury Goods	1,295,332	—	—	1,295,332
Thrifts & Mortgage Finance	3,811,776	—	—	3,811,776
Tobacco	137,119	—	—	137,119
Trading Companies & Distributors	2,749,546	—	—	2,749,546
Transportation Infrastructure	372,730	—	—	372,730
Water Utilities	23,544	—	—	23,544
Wireless Telecommunication Services	461,095	—	—	461,095
Total Common Stocks	$120,448,634	$—	$—	$120,448,634
Repurchase Agreements	$—	$2,307,177	$—	$2,307,177
Rights	—	—	428	428
Short-Term Investment	223,259	—	—	223,259
Total	$120,671,893	$2,307,177	$428	$122,979,498

Notes to Financial Statements (Continued)

October 31, 2019

Equity Income

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$36,936,059	$—	$—	$36,936,059
Exchange Traded Fund	107,257	—	—	107,257
Repurchase Agreements	—	74,355	—	74,355
Short-Term Investment	7,195	—	—	7,195
Total	$37,050,511	$74,355	$—	$37,124,866

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended October 31, 2019, U.S. Small Cap Value held four common stock investments and one rights investment that were categorized as Level 3 investments which were each valued at $0.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

U.S. Small Cap Value

	Rights	Total
Balance as of 10/31/2018	$—	$—
Accrued Accretion/(Amortization)	—	—
Realized Gain (Loss)	159	159
Purchases	—	—
Sales	(159)	(159)
Change in Unrealized Appreciation/Depreciation	(1,853)	(1,853)
Transfers Into Level 3	2,281	2,281
Transfers Out of Level 3	—	—
Balance as of 10/31/2019	$428	$428
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 10/31/2019*	$(1,853)	$(1,853)

Amounts designated as “—” are zero or have been rounded to zero.

*	Included in the Statement of Operations under “Net change in unrealized appreciation/depreciation in the value of investment securities.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Cash Overdraft

As of October 31, 2019, U.S. Small Cap Value had an overdrawn balance of $2,256,011 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 4. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

Notes to Financial Statements (Continued)

October 31, 2019

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(d)	Options

Certain Funds have long positions in options on equity index futures contracts and bond treasury futures contracts, which are exchange-traded. Such option investments are utilized to gain exposure to the value of equities and bonds. The purchase of call options provides a measure of downside risk control. The purchase of put options serves as a short hedge and the purchase of call options serves as a long hedge.

Options traded on an exchange are valued at the settlement price provided by an independent pricing service as approved by the Board. If a settlement price is not available, such options are valued at the last quoted sale price, if available, and otherwise at the average bid/ask price. Exchange-traded options are generally categorized as Level 1 investments within the hierarchy. Options traded in the over-the-counter (“OTC”) market, and which are not quoted by NASDAQ, are valued at the last quoted bid price, and are generally categorized as Level 2 investments within the hierarchy. The value of an option position reflects, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. American-style options can be exercised at any time prior to the expiration date of the option. European-style options can only be exercised at expiration of the option.

A Fund effectively terminates its right or obligation under an option by entering into a closing transaction. Closing transactions permit a Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

If a Fund is unable to affect a closing transaction for an option it purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

Notes to Financial Statements (Continued)

October 31, 2019

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between options and the securities markets may detract from the effectiveness of attempted hedging. Transactions using OTC options (other than options purchased by a Fund) expose a Fund to counterparty risk. To the extent required by Securities and Exchange Commission (“SEC”) guidelines, a Fund will not enter into any options transactions unless it owns either (i) an offsetting (“covered”) position in securities, other options, or futures or (ii) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account as required by SEC and U.S. Commodity Futures Trading Commission regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

The Funds’ purchased options are disclosed in the Statement of Assets and Liabilities under “Investment securities, at value”, in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from transactions in investment securities” and “Net change in unrealized appreciation/depreciation in the value of investment securities”, as applicable.

(e)	Futures Contracts

Certain Funds are subject to equity price and interest rate risk in the normal course of pursuing their objective(s). Certain Funds entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities and to gain exposure to and/or hedge against changes in interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, a Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited

Notes to Financial Statements (Continued)

October 31, 2019

counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Funds’ futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable/Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts”, as applicable.

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of October 31, 2019:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of October 31, 2019

U.S. Growth

Assets:	Statement of Assets and Liabilities	Fair Value
Purchased Options
Equity risk	Investment securities, at value	$2,480,000
Interest rate risk	Investment securities, at value	1,139,703
Futures Contracts(a)
Equity risk	Payable for variation margin on futures contracts	955,775
Interest rate risk	Payable for variation margin on futures contracts	59,266
Total		$4,634,744
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2019

U.S. Growth

Realized Gains (Losses):	Total
Purchased Options(a)
Equity risk	$100,226
Interest rate risk	5,477,383
Futures Contracts
Equity risk	768,332
Interest rate risk	4,066,617
Total	$10,412,558
(a)	Realized gains (losses) from purchased options are included in “Net realized gains (losses) from transactions in investment securities.”

Notes to Financial Statements (Continued)

October 31, 2019

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended October 31, 2019

U.S. Growth

Unrealized Appreciation/Depreciation:	Total
Purchased Options(a)
Equity risk	$252,042
Interest rate risk	163,720
Futures Contracts
Equity risk	4,595,455
Interest rate risk	1,217,286
Total	$6,228,503
(a)	Change in unrealized appreciation/depreciation from purchased options is included in “Net change in unrealized appreciation/depreciation in the value of investment securities.”

The following table provides a summary of the Funds’ average volume of derivative instruments held during the year ended October 31, 2019:

U.S. Growth

Options:
Average Value Purchased	$4,187,384
Average Number of Purchased Option Contracts	549
Futures Contracts:
Average Notional Balance Long	$74,620,344

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At October 31, 2019, certain Funds have entered into futures contracts. The futures contract agreement does not provide for netting arrangements.

(f)	Leverage and Short Sales

Long/Short Equity may use leverage in connection with its investment activities and may effect short sales of securities. Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage. The use of short sales creates investment leverage in the Fund’s portfolio. A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the

Notes to Financial Statements (Continued)

October 31, 2019

securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

(g)	Securities Lending

During the year ended October 31, 2019, certain Funds entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Funds. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.

The Funds receive payments from BBH equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Funds also receive interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of October 31, 2019, which were comprised of repurchase agreements purchased with cash collateral were as follows:

Fund	Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Cognitive Value	$349,360
Technology & Science	858,330
U.S. Growth	187,593
Nationwide Fund	5,833,050
Mid Cap Growth	3,144,338
Small Company Growth	36,999
U.S. Small Cap Value	2,530,436
Ziegler Equity Income	81,550

Notes to Financial Statements (Continued)

October 31, 2019

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Investments Money Market Government Portfolio, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Funds and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At October 31, 2019, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.

(h)	Joint Repurchase Agreement

During the year ended October 31, 2019, certain Funds, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the SEC, transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, each Fund participates on a pro rata basis with other clients of BBH in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

At October 31, 2019, the joint repos on a gross basis were as follows:

BNP Paribas Securities Corp., 1.70%, dated 10/31/2019, due 11/1/2019, repurchase price $94,204,448, collateralized by U.S. Treasury Note, 2.50%, maturing 2/28/2021; total market value $96,443,296.

Royal Bank of Canada, 1.68%, dated 10/31/2019, due 11/1/2019, repurchase price $46,502,170, collateralized by U.S. Treasury Note, 3.00%, maturing 9/30/2025; total market value $47,602,303.

Notes to Financial Statements (Continued)

October 31, 2019

At October 31, 2019, the Funds’ investment in the joint repos was subject to an enforceable netting arrangement. The Funds’ proportionate holding in the joint repos was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Cognitive Value	BNP Paribas Securities Corp.	$213,263	$—	$213,263	$(213,263)	$—
Cognitive Value	Royal Bank of Canada	105,273	—	105,273	(105,273)	—
Total		$318,536	$—	$318,536	$(318,536)	$—

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Technology & Science	BNP Paribas Securities Corp.	$523,958	$—	$523,958	$(523,958)	$—
Technology & Science	Royal Bank of Canada	258,642	—	258,642	(258,642)	—
Total		$782,600	$—	$782,600	$(782,600)	$—

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
U.S. Growth	BNP Paribas Securities Corp.	$114,514	$—	$114,514	$(114,514)	$—
U.S. Growth	Royal Bank of Canada	56,528	—	56,528	(56,528)	—
Total		$171,042	$—	$171,042	$(171,042)	$—

Notes to Financial Statements (Continued)

October 31, 2019

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Nationwide Fund	BNP Paribas Securities Corp.	$3,560,722	$—	$3,560,722	$(3,560,722)	$—
Nationwide Fund	Royal Bank of Canada	1,757,681	—	1,757,681	(1,757,681)	—
Total		$5,318,403	$—	$5,318,403	$(5,318,403)	$—

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Mid Cap Growth	BNP Paribas Securities Corp.	$1,919,427	$—	$1,919,427	$(1,919,427)	$—
Mid Cap Growth	Royal Bank of Canada	947,488	—	947,488	(947,488)	—
Total		$2,866,915	$—	$2,866,915	$(2,866,915)	$—

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Small Company Growth	BNP Paribas Securities Corp.	$22,586	$—	$22,586	$(22,586)	$—
Small Company Growth	Royal Bank of Canada	11,149	—	11,149	(11,149)	—
Total		$33,735	$—	$33,735	$(33,735)	$—

Notes to Financial Statements (Continued)

October 31, 2019

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
U.S. Small Cap Value	BNP Paribas Securities Corp.	$1,544,677	$—	$1,544,677	$(1,544,677)	$—
U.S. Small Cap Value	Royal Bank of Canada	762,500	—	762,500	(762,500)	—
Total		$2,307,177	$—	$2,307,177	$(2,307,177)	$—

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Ziegler Equity Income	BNP Paribas Securities Corp.	$49,781	$—	$49,781	$(49,781)	$—
Ziegler Equity Income	Royal Bank of Canada	24,574	—	24,574	(24,574)	—
Total		$74,355	$—	$74,355	$(74,355)	$—

Amounts designated as “—” are zero.

*

At October 31 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for each Fund’s undivided interest in the each joint repo and related collateral.

(i)	Redemption Fees

Effective December 9, 2017, Long/Short Equity does not impose redemption fees.

Prior to December 9, 2017, the Predecessor Fund charged a 1% redemption fee to shareholders who redeemed shares held for 60 days or less. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. For the period from May 1, 2017 through December 8, 2017, the Predecessor Fund received $0 in redemption fees.

(j)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Notes to Financial Statements (Continued)

October 31, 2019

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), a Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. A Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to a Fund.

A Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(k)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2019 are primarily attributable to investments in real estate investment trusts, non-taxable dividends, net operating losses, tax equalization, net operating loss netting to short-term gains, redemptions in-kind, investments in partnerships, dividend expense for securities sold short, and redesignation of distributions. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of October 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, or interest expense deferred. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Notes to Financial Statements (Continued)

October 31, 2019

Reclassifications for the year ended October 31, 2019 were as follows:

Fund	Capital	Total Distributable Earnings (Loss)
Cognitive Value	$—	$—
Technology & Science	—	—
Large Cap Concentrated	—	—
U.S. Growth	—	—
Nationwide Fund	235,404	(235,404)
Mid Cap Growth	4,615,381	(4,615,381)
Long/Short Equity	—	—
All Cap Growth	—	—
Small Company Growth	1,190,850	(1,190,850)
U.S. Small Cap Value	—	—
Focused Small Cap	(67,972)	67,972
Ziegler Equity Income	57,017,329	(57,017,329)

Amounts designated as “—” are zero or have been rounded to zero.

(l)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, a Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(m)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Funds define Cash and Cash Equivalents as cash, restricted cash, money market funds and other investments held in lieu of cash.

(n)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

Notes to Financial Statements (Continued)

October 31, 2019

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA has selected the subadviser for each of the Funds as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.

As of October 31, 2019, the subadvisers for each Fund were as follows:

Fund	Subadviser
Cognitive Value	Bailard, Inc. (“Bailard”)
Technology & Science	Bailard
Large Cap Concentrated	Diamond Hill Capital Management, Inc.
U.S. Growth	Mellon Investments Corporation
Nationwide Fund	Wellington Management Company, LLP
Mid Cap Growth	Geneva Capital Management LLC
Long/Short Equity	Logan Capital Management, Inc.
All Cap Growth	Loomis, Sayles & Company, LP
Small Company Growth	Brown Capital Management LLC
U.S. Small Cap Value	Dimensional Fund Advisors LP
Focused Small Cap	WCM Investment Management, LLC
Equity Income	Ziegler Capital Management, LLC

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. During the year ended October 31, 2019, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Cognitive Value	Up to $500 million	0.75%
	$500 million and more	0.70%
Technology & Science	Up to $500 million	0.75%
	$500 million up to $1 billion	0.70%
	$1 billion and more	0.65%
Large Cap Concentrated	Up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	$5 billion and more	0.50%
U.S. Growth (a)	Up to $5 billion	0.45%
	$5 billion and more	0.425%
Nationwide Fund	Up to $250 million	0.54%
	$250 million up to $1 billion	0.53%
	$1 billion up to $2 billion	0.52%
	$2 billion up to $5 billion	0.495%
	$5 billion and more	0.47%
Mid Cap Growth	Up to $250 million	0.75%
	$250 million up to $500 million	0.70%
	$500 million and more	0.65%

Notes to Financial Statements (Continued)

October 31, 2019

Fund	Fee Schedule	Advisory Fee (annual rate)
Long/Short Equity	All assets	1.35%
All Cap Growth	Up to $1 billion	0.80%
	$1 billion and more	0.775%
Small Company Growth	Up to $500 million	0.84%
	$500 million and more	0.79%
U.S. Small Cap Value	Up to $500 million	0.84%
	$500 million and more	0.79%
Focused Small Cap	Up to $500 million	0.84%
	$500 million and more	0.79%
Equity Income	Up to $100 million	0.55%
	$100 million up to $500 million	0.50%
	$500 million and more	0.45%
(a)	For the period August 5, 2019 through October 31, 2019.

Prior to August 5, 2019, under the terms of the Investment Advisory Agreement, U.S. Growth paid NFA an investment advisory fee based on that Fund’s average daily net assets according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
U.S. Growth	Up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	$5 billion and more	0.50%

The Trust and NFA have entered into a written contract waiving 0.045% of investment advisory fees of the Nationwide Fund until February 29, 2020. During the year ended October 31, 2019, the waiver of such investment advisory fees by NFA amounted to $449,314, for which NFA shall not be entitled to later seek recoupment.

The Trust and NFA have entered into a written contract waiving the amount of Focused Small Cap’s Advisory Fees equal to 100% of the savings amount in respect of Focused Small Cap until at least May 1, 2019. The “Savings Amount” represents the difference between the Old Subadvisory Fee Amount and the New Subadvisory Fee Amount. During the year ended October 31, 2019, the waiver of such investment advisory fees by NFA amounted to $14,127 for which NFA shall not be entitled to later seek recoupment.

For the year ended October 31, 2019, the effective advisory fee rates before and after contractual advisory fee waivers and expense reimbursements, stemming from the expense limitation agreement described below, were as follows:

FUND	Effective Advisory Fee Rate Before Contractual* Fee Waivers and Expense Reimbursements	Effective Advisory Fee Rate After Contractual* Fee Waivers	Effective Advisory Fee Rate After Contractual* Fee Waivers and Expense Reimbursements
Cognitive Value	0.75%	N/A	0.71%
Technology & Science	0.75	N/A	0.75
Large Cap Concentrated	0.60	N/A	0.00
U.S. Growth	0.56	N/A	0.35

Notes to Financial Statements (Continued)

October 31, 2019

FUND	Effective Advisory Fee Rate Before Contractual* Fee Waivers and Expense Reimbursements	Effective Advisory Fee Rate After Contractual* Fee Waivers	Effective Advisory Fee Rate After Contractual* Fee Waivers and Expense Reimbursements
Nationwide Fund	0.53%	0.49%	0.49%
Mid Cap Growth	0.71	N/A	0.71
Long/Short Equity	1.35	N/A	0.79
All Cap Growth	0.80	N/A	0.75
Small Company Growth	0.84	N/A	0.84
U.S. Small Cap Value	0.84	N/A	0.84
Focused Small Cap	0.84	0.82	0.78
Ziegler Equity Income	0.53	N/A	0.46

N/A — Not Applicable.

*	Please see above for additional information regarding contractual waivers.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until February 29, 2020.

Fund	Classes	Amount (annual rate)
Cognitive Value	All Classes	1.07%
Technology & Science	All Classes	1.05%
Diamond Hill Large Cap Concentrated	All Classes	0.82%
Dynamic U.S. Growth (a)	All Classes	0.50%
Mid Cap Growth	All Classes	0.98%
Long/Short Equity	All Classes	1.74%
All Cap Growth	All Classes	0.85%
Small Company Growth	All Classes	0.94%
U.S. Small Cap Value	All Classes	1.09%
Focused Small Cap	All Classes	1.22%
Equity Income	All Classes	0.75%
(a)	Until February 28, 2022

The Trust and NFA had entered into a written Expense Limitation Agreement that limited Dynamic U.S. Growth operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in

Notes to Financial Statements (Continued)

October 31, 2019

accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below.

Fund	Classes	Amount (annual rate)
Dynamic U.S. Growth (a)	All Classes	0.65%
(a)	Effective through August 5, 2019.

NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2019, the cumulative potential reimbursements for the following Funds, listed by the period or year in which NFA waived fees or reimbursed expenses to a Funds are:

Fund	Fiscal Year 2017 Amount		Period Ended April 30, 2018 Amount (a)			Fiscal Year 2018 Amount		Fiscal Year 2019 Amount	Total
Cognitive Value	$—		$	N/A		$—		$28,643	$28,643
Technology & Science	—			N/A		—		—	—
Large Cap Concentrated	57,984			N/A		117,674		176,831	352,489
U.S. Growth	405,754			N/A		449,657		472,116	1,327,527
Nationwide Fund	—			N/A		—		—	—
Mid Cap Growth	—			N/A		—		—	—
Long/Short Equity	—			34,330	(b)	55,232	(c)	126,945	216,507
All Cap Growth	69,417	(d)		N/A		367,907		129,013	566,337
Small Company Growth	23,498			N/A		657		10,977	35,132
U.S. Small Cap Value	—			N/A		—		—	—
Focused Small Cap	—			N/A		—		19,289	19,289
Equity Income	—			N/A		—		87,893	87,893
(a)	For the period from December 9, 2017 through April 30, 2018.
(b)	Reimbursement accrued by the Predecessor Fund in the amount of $112,633 is not eligible to be recouped by any party.
(c)	For the period from May 1, 2018 through October 31, 2018.
(d)	For the period from June 1, 2017 (commencement of operations) through October 31, 2017.

N/A — Not Applicable

Amounts designated as “—” are zero or have been rounded to zero.

Pursuant to an Expense Limitation Agreement, which expired on October 12, 2017, Nationwide Fund reimbursed NFA in the amount of $4,356 during the year ended October 31, 2019.

Notes to Financial Statements (Continued)

October 31, 2019

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust (“NVIT”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the year ended October 31, 2019, NFM earned $1,681,302 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2019, the Funds’ aggregate portion of such costs amounted to $14,019.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate as listed in the table below.

Fund	Class A Shares	Class C Shares (a)	Class R Shares (b)
Cognitive Value	0.25%	1.00%	N/A
Technology & Science	0.25%	1.00%	N/A
Large Cap Concentrated	0.25%	1.00%	N/A
U.S. Growth	0.25%	1.00%	0.50%
Nationwide Fund	0.25%	1.00%	0.50%
Mid Cap Growth	0.25%	1.00%	N/A

Notes to Financial Statements (Continued)

October 31, 2019

Fund	Class A Shares	Class C Shares (a)	Class R Shares (b)
Long/Short Equity	0.25%	N/A	N/A
All Cap Growth	0.25%	N/A	N/A
Small Company Growth	0.25%	N/A	N/A
U.S. Small Cap Value	0.25%	1.00%	N/A
Focused Small Cap	0.25%	1.00%	N/A
Equity Income	0.25%	1.00%	N/A
N/A — Not Applicable.

(a)	For Class C Shares, 0.25% of the rate may be a service fee and the remainder a distribution fee.
(b)	For Class R Shares, 0.25% of the rate may be either a service fee or distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. The Funds’ Class A sales charges range from 0.00% to 5.75% based on the amount of the purchased. During the year ended October 31, 2019, the Funds imposed front-end sales charges of $432,274. From these fees, NFD retained a portion amounting to $48,208.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable Class A and Class C CDSCs are 1.00% for all Funds. During the year ended October 31, 2019, the Funds imposed CDSCs of $1,005. NFD retained all of the CDSCs imposed by the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, Class R, and Institutional Service Class shares of each of the Funds.

For the year ended October 31, 2019, the effective rates for administrative services fees were as follows:

Fund	Class A	Class C	Class R	Eagle Class	Institutional Service Class
Cognitive Value	0.12%	0.07%	N/A	N/A	0.17%
Technology & Science	0.06	0.07	N/A	N/A	0.12
Large Cap Concentrated	0.11	0.08	N/A	N/A	0.17
U.S. Growth	0.04	0.08	0.19%	0.07%	0.13
Nationwide Fund	0.06	0.06	0.25	N/A	0.08
Mid Cap Growth	0.11	0.10	N/A	N/A	0.07
Long/Short Equity	0.00	N/A	N/A	N/A	0.10
All Cap Growth	0.21	N/A	N/A	0.10	0.07

Notes to Financial Statements (Continued)

October 31, 2019

Fund	Class A	Class C	Class R	Eagle Class	Institutional Service Class
Small Company Growth	0.13%	N/A	N/A	N/A	0.25%
U.S. Small Cap Value	0.07	0.10	N/A	N/A	0.25
Focused Small Cap	0.09	0.10	N/A	N/A	0.11
Ziegler Equity Income	0.06	0.09	N/A	N/A	0.10

N/A — Not Applicable.

For the year ended October 31, 2019, each Fund’s total administrative services fees were as follows:

Fund	Amount
Cognitive Value	$925
Technology & Science	5,742
Large Cap Concentrated	27,156
U.S. Growth	35,573
Nationwide Fund	737,623
Mid Cap Growth	431,408
Long/Short Equity	7,866
All Cap Growth	109,864
Small Company Growth	734,352
U.S. Small Cap Value	358,038
Focused Small Cap	56,784
Ziegler Equity Income	28,265

As of October 31, 2019, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Cognitive Value	0.02%
Technology & Sciences	—
Large Cap Concentrated	—
U.S. Growth	4.88
Nationwide Fund	35.83
Mid Cap Growth	—
Long/Short Equity	68.47
All Cap Growth	74.71
Small Company Growth	80.75
U.S. Small Cap Value	84.10
Focused Small Cap	—
Equity Income	—

Amounts designated as “—” are zero or have been rounded to zero.

On September 7, 2018, NFA made a contribution of $30,589 to the Large Cap Concentrated Fund primarily to offset capital losses incurred by the Fund due to a trade error on the sale of securities by an affiliate. See the Large Cap Concentrated Fund Financial Highlights for the impact to the total return of the Fund.

Notes to Financial Statements (Continued)

October 31, 2019

During the period, shares of certain Funds held by affiliated entities were redeemed for investments. The net realized gain on investments delivered through these in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is also included in share transactions in the accompanying Statements of Changes in Net Assets. The Fund recognized no gain or loss from the in-kind transactions for federal income tax purposes.

Fund	Class	Date of Redemption In-Kind	Net Assets of In-Kind Redemption	Shares	Securities Market Value	Cash	Realized Gain/ (Loss)
Equity Income	R6	2/22/2019	$287,586,278	22,926,202	$284,198,047	$3,388,231	$57,308,737

4.  Line of Credit and Interfund Lending

The Trust and NVIT (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held or owing by such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended October 31, 2019, the Funds had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended October 31, 2019, none of the Funds engaged in interfund lending.

Notes to Financial Statements (Continued)

October 31, 2019

5.  Investment Transactions

For the year ended October 31, 2019, purchases and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases*	Sales*		Securities Sold Short	Covers on Securities Sold Short
Cognitive Value	$163,257,999	$184,416,420		N/A	N/A
Technology & Science	29,263,034	48,950,302		N/A	N/A
Large Cap Concentrated	8,153,722	20,577,007		N/A	N/A
U.S. Growth	26,129,019	8,114,722		N/A	N/A
Nationwide Fund	531,816,048	639,148,228		N/A	N/A
Mid Cap Growth	90,529,476	308,595,647		N/A	N/A
Long/Short Equity	5,855,446	8,861,288		32,259,160	31,977,890
All Cap Growth	153,912,833	37,900,327		N/A	N/A
Small Company Growth	52,161,308	80,623,364		N/A	N/A
U.S. Small Cap Value	40,416,383	90,585,827		N/A	N/A
Focused Small Cap	27,753,325	41,907,878		N/A	N/A
Ziegler Equity Income	45,046,140	49,880,276	#	N/A	N/A
*	Includes purchases and sales of long-term U.S. Government securities, if any.
#	Sales exclude securities delivered in-kind. (See Note 3)

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Notes to Financial Statements (Continued)

October 31, 2019

Risks Associated with Short Positions

In taking a short position, a Fund sells a stock or debt instrument which it does not own, making delivery with instruments “borrowed” from a broker. The Fund is then obligated to replace the borrowed instrument by purchasing it at the market price at the time of replacement. Until the instrument is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the instrument, the Fund may also have to pay a premium and/or interest which would increase the cost of the transaction. A Fund will incur a loss from a short position if the price of the instrument increases between the date of the short sale and the date on which the Fund replaces the borrowed instrument. A Fund will realize a gain if the instrument declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the transaction.

Other

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Investments Money Market Government Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Government Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Government Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. The Funds will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of November 1, 2019. As a result of the adoption of ASU 2017-08, as of November 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

Notes to Financial Statements (Continued)

October 31, 2019

9.  Other

As of October 31, 2019, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Cognitive Value	69.62%	1
Technology & Science	63.58	1
Large Cap Concentrated	50.15	2
U.S. Growth	—	—
Nationwide Fund	30.17	2	(a)
Mid Cap Growth	39.03	3
Long/Short Equity	89.07	2	(a)
All Cap Growth	84.00	5	(a)
Small Company Growth	77.36	2	(a)
U.S. Small Cap Value	79.43	2	(a)
Focused Small Cap	51.37	3
Equity Income	58.46	4

Amounts designated as “—” are zero or have been rounded to zero.

(a)	All or a portion of the accounts are the accounts of affiliated funds.

10.  Recaptured Brokerage Commissions

The Funds have entered into agreements with brokers whereby the brokers will return a portion of the Funds’ brokerage commissions on behalf of certain Funds. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Funds’ Statement of Operations. During the year ended October 31, 2019, the Funds recaptured the following amounts of brokerage commissions:

Fund	Amount
Cognitive Value	$—
Technology & Science	—
Large Cap Concentrated	—
U.S. Growth	—
Nationwide Fund	8,461
Mid Cap Growth	41,161
Long/Short Equity	753
All Cap Growth	1,817
Small Company Growth	9,449
U.S. Small Cap Value	—
Focused Small Cap	2,779
Equity Income	1,670

Amounts designated as “—” are zero or have been rounded to zero.

Notes to Financial Statements (Continued)

October 31, 2019

11.  Reorganization

Effective December 9, 2017, Institutional Class and Investor Class shareholders of the Predecessor Fund received Class R6 and Institutional Service Class shares, respectively, of Long/Short Equity with an aggregate share net asset value equal to the aggregate share net asset value, $16,084 and $11,136,626, respectively, of their shares 1,139 and 792,321, respectively in the Predecessor Fund immediately prior to the reorganization. Long/Short Equity’s reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of Long/Short Equity reflects the historical basis of the assets of the Predecessor Fund as of the date of the reorganization. For financial reporting purposes, the Predecessor Fund’s operating history prior to the reorganization is reflected in Long/Short Equity’s financial statements and financial highlights.

12.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2019 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Cognitive Value	$1,347,643	$7,175,908	$8,523,551	$—	$8,523,551
Technology & Science	1,510,279	16,541,051	18,051,330	—	18,051,330
Large Cap Concentrated	5,126,226	8,075,682	13,201,908	—	13,201,908
U.S. Growth	17,839,968	49,072,138	66,912,106	—	66,912,106
Nationwide Fund	38,983,014	158,862,412	197,845,426	—	197,845,426
Mid Cap Growth	—	178,258,235	178,258,235	—	178,258,235
Long/Short Equity	—	524,766	524,766	—	524,766
All Cap Growth	8,922,390	4,659,251	13,581,641	—	13,581,641
Small Company Growth	—	14,607,089	14,607,089	—	14,607,089
U.S. Small Cap Value	3,868,603	11,131,018	14,999,621	—	14,999,621
Focused Small Cap	19,752,262	3,122,547	22,874,809	—	22,874,809
Ziegler Equity Income	6,147,815	50,652,768	56,800,583	—	56,800,583

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended October 31, 2018 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Cognitive Value	$691,255	$9,680,357	$10,371,612	$—	$10,371,612
Technology & Science	1,000,396	12,459,376	13,459,772	—	13,459,772
Large Cap Concentrated	1,828,136	5,513,567	7,341,703	—	7,341,703
U.S. Growth	4,297,197	16,482,051	20,779,248	—	20,779,248
Nationwide Fund	38,767,501	59,782,579	98,550,080	—	98,550,080
Mid Cap Growth	—	105,576,718	105,576,718	—	105,576,718
Long/Short Equity	—	—	—	—	—
All Cap Growth	1,188,625	—	1,188,625	—	1,188,625
Small Company Growth	—	7,727,687	7,727,687	—	7,727,687

Notes to Financial Statements (Continued)

October 31, 2019

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
U.S. Small Cap Value	$3,882,508	$13,468,725	$17,351,233	$—	$17,351,233
Focused Small Cap	217,692	15,364,000	15,581,692	—	15,581,692
Equity Income	9,729,228	36,484,066	46,213,294	—	46,213,294

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

Long/Short Equity did not make any distributions for the year ended April 30, 2018.

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
Cognitive Value	$192,676	$—	$192,676	$—	$(4,086,362)	$3,352,010	$(541,676)
Technology & Science	114,238	9,837,867	9,952,105	—	—	75,715,783	85,667,888
Large Cap Concentrated	20,636	—	20,636	—	(721,383)	2,389,198	1,688,451
U.S. Growth	7,854,238	11,251,100	19,105,338	—	—	20,694,529	39,799,867
Nationwide Fund	228,938	21,695,078	21,924,016	—	—	149,259,805	171,183,821
Mid Cap Growth	420,227	91,057,248	91,477,475	—	—	171,839,907	263,317,382
Long/Short Equity	—	178,157	178,157	—	(131,354)	3,091,672	3,138,475
All Cap Growth	1,002,732	3,954,313	4,957,045	—	—	40,823,575	45,780,620
Small Company Growth	—	28,143,514	28,143,514	—	(2,621,404)	74,873,027	100,395,137
U.S. Small Cap Value	575,944	5,942,290	6,518,234	—	—	(1,049,837)	5,468,397
Focused Small Cap	—	2,930,777	2,930,777	—	(269,336)	2,078,617	4,740,058
Ziegler Equity Income	314,767	3,425,931	3,740,698	—	—	4,736,849	8,477,547

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of October 31, 2019, the tax cost of investments (including derivative contracts and short positions) and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

Fund	Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Cognitive Value	$58,500,215	$5,192,892	$(1,840,882)	$3,352,010
Technology & Science	55,191,781	76,676,850	(961,067)	75,715,783
Large Cap Concentrated	20,629,530	2,752,367	(363,169)	2,389,198
U.S. Growth	231,055,319	29,961,976	(9,267,447)	20,694,529

Notes to Financial Statements (Continued)

October 31, 2019

Fund	Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Nationwide Fund	$873,111,854	$171,969,445	$(22,709,623)	$149,259,822
Mid Cap Growth	386,799,465	181,038,285	(9,198,378)	171,839,907
Long/Short Equity	19,461,373	4,215,892	(653,328)	3,562,564
All Cap Growth	290,177,576	46,866,633	(6,043,058)	40,823,575
Small Company Growth	218,185,632	88,222,506	(13,349,479)	74,873,027
U.S. Small Cap Value	124,029,335	22,001,487	(23,051,324)	(1,049,837)
Focused Small Cap	59,769,552	6,151,728	(4,073,111)	2,078,617
Ziegler Equity Income	32,388,017	5,377,947	(641,098)	4,736,849

As of October 31, 2019, for federal income tax purposes, the Funds have capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Capital loss carryforwards do not expire. The following table represents capital loss carryforwards available as of October 31, 2019.

Fund	Amount
Cognitive Value	$(4,086,362)
Large Cap Concentrated	(721,383)

Deferred late year losses represent ordinary losses realized on investment transactions from January 1, 2019 through October 31, 2019, that in accordance with federal income tax regulations the Funds have elected to defer and treat as having arisen on the first day of the following fiscal year. For the year ended October 31, 2019, the Funds elected to defer late year losses, if any, in the amounts listed below.

Fund	Amount
Long/Short Equity	$115,143
Small Company Growth	2,621,404
Focused Small Cap	269,336

13.  Subsequent Events

On August 2, 2019, the Board of Trustees of the Trust (the “Board of Trustees”), including a majority of the trustees who are not interested persons, unanimously approved a Plan of Reorganization between BNY Mellon Growth and Income Fund and Nationwide Dynamic U.S. Growth Fund (“U.S. Growth”), each a series of the Trust, pursuant to which BNY Mellon Growth and Income Fund was merged into U.S. Growth (the “Merger”). Further information regarding the details of the Merger and U.S. Growth will be provided in an information statement that will be delivered to BNY Mellon Growth and Income Fund shareholders. The Merger was finalized on December 13, 2019.

On December 4, 2019, the Board of Trustees approved Nationwide Dynamic U.S. Growth Fund to be renamed “Nationwide Mellon Dynamic U.S. Core Fund”. The change will be effective February 28, 2020.

On December 4, 2019, in conjunction with the 15(c) Board meeting, certain of the Funds’ agreements were renewed. There were no significant changes to the terms of these agreements, outside of extending effective dates.

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

October 31, 2019

To the Board of Trustees of Nationwide Mutual Funds and Shareholders of each of the twelve funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of each of the funds listed in the table below (twelve of the funds constituting Nationwide Mutual Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations, statements of changes in net assets, and for the one fund designated with an asterisk in the table below, the statement of cash flows for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations, the changes in each of their net assets, for the one fund designated with an asterisk in the table below, its cash flows and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Nationwide Bailard Cognitive Value Fund (1)	Nationwide Long/Short Equity Fund* (2)
Nationwide Bailard Technology & Science Fund (1)	Nationwide Loomis All Cap Growth Fund (1)
Nationwide Diamond Hill Large Cap Concentrated Fund (1)	Nationwide Small Company Growth Fund (1)
Nationwide Dynamic U.S. Growth Fund (1)	Nationwide U.S. Small Cap Value Fund (1)
Nationwide Fund (1)	Nationwide WCM Focused Small Cap Fund (1)
Nationwide Geneva Mid Cap Growth Fund (1)	Nationwide Ziegler Equity Income Fund (1)

(1) Statement of operations for the year ended October 31, 2019, statement of changes in net assets for the years ended October 31, 2019 and 2018, and the financial highlights for each of the periods indicated therein

(2)  Statement of operations and statement of cash flows for the year ended October 31, 2019, statement of changes in net assets for the year ended October 31, 2019 and for the period May 1, 2018 through October 31, 2018 and for the year ended April 30, 2018, and the financial highlights for the periods ended after April 30, 2017

The financial statements of the Nationwide Long/Short Equity Fund, as of and for the year ended April 30, 2017 and the financial highlights for each of the periods ended on or prior to April 30, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated June 29, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

Report of Independent Registered Public Accounting Firm (Continued)

October 31, 2019

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Mutual Funds, since 1997.

Supplemental Information

October 31, 2019 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended October 31, 2019, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund
Cognitive Value	84.39%
Technology & Science	74.78
Large Cap Concentrated	23.13
U.S. Growth	17.67
Nationwide Fund	50.09
All Cap Growth	21.54
U.S. Small Cap Value	72.91
Focused Small Cap	4.71
Ziegler Equity Income	83.34

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund
Cognitive Value	$7,175,908
Technology & Science	16,541,051
Large Cap Concentrated	8,075,682
U.S. Growth	49,072,138
Nationwide Fund	158,862,412
Mid Cap Growth	182,873,616
Long/Short Equity	524,766
All Cap Growth	4,659,251
Small Company Growth	16,302,885
U.S. Small Cap Value	11,131,018
Focused Small Cap	3,122,547
Ziegler Equity Income	50,845,853

Management Information

October 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 50 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues, which includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Index with a remaining maturity of one to three years, including Treasurys, government-related issues and corporate securities.

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged index that measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury; a subset of the Global Inflation-Linked Index (Series-L).

ICE BofA Merrill Lynch Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

ICE BofA Merrill Lynch Global High Yield Index (USD Hedged): An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros. The index is hedged against the fluctuations of the constituent currencies versus the U.S. dollar.

ICE BofAML US High Yield Master II Index: An unmanaged index that tracks the performance of U.S. dollar-denominated below investment-grade corporate debt publicly issued in the U.S. domestic market.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality,

Market Index Definitions (cont.)

accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasurys, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the performance of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

Morningstar® Lifetime Moderate Income Index: An index representing a portfolio of global equities, bonds and traditional inflation hedges such as commodities and Treasury Inflation-Protected Securities. This portfolio is held in proportions appropriate for a U.S. investor who is at least ten years into retirement.

Morningstar® Target Risk Indexes: A series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

●	The Morningstar® Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar® Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar® Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar® Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar® Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its

Market Index Definitions (cont.)

portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Small Cap Index: An equity index capturing small-capitalization representation across developed markets countries around the world, excluding the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Market Index Definitions (cont.)

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index: A market capitalization-weighted index based on the Russell 3000® Index. The Russell 3000 Growth Index includes companies that display signs of above-average growth. The index is used to provide a gauge of the performance of growth stocks in the United States.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P Biotechnology Select Industry Index: An unmanaged index designed to measure the performance of stocks in the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS®) biotechnology sub-industry.

S&P/Citigroup International Treasury Bond Ex-U.S. Index (Hedged): An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $2.4 billion to $8.2 billion).

S&P North American Technology Sector IndexTM: An unmanaged, modified, market capitalization-weighted index that measures the performance of the information technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

The S&P Target Date® Indexes: A series of 12 unmanaged, multi-asset class indexes consisting of the S&P Target Date Retirement Income Index plus 11 indexes that correspond to a specific target retirement date (ranging from 2010 through 2060+). The series reflects a subset of target date funds, each of which generally has an asset allocation mix and glide path featuring total equity exposure that continues to become more conservative after retirement. Each index in the series reflects varying levels of exposure to equities, bonds, and other asset classes.

Market Index Definitions (cont.)

The S&P Target Date® To Indexes: A series of 12 unmanaged, multi-asset class indexes consisting of the S&P Target Date To Retirement Income Index plus 11 indexes that correspond to a specific target retirement date (ranging from 2010 through 2060+). The series reflects a subset of target date funds, each of which generally has an asset allocation mix and glide path featuring relatively conservative total equity exposure near retirement and static total equity exposure after retirement. Each index in the series reflects varying levels of exposure to equities, bonds, and other asset classes and becomes more conservative with the approach of the target retirement date.

The S&P Total Market Index (S&P TMI): an unmanaged index designed to track the broad equity market, including large-, mid-, small-, and micro-cap stocks. The S&P 500® Index is a subset of the S&P TMI.

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established to issue securities and hold certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities the principal and earned interest.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Bottom-up investment approach: A method of investing that involves focusing on an individual company rather than on the industry in which a company operates or on the economy as a whole; it is the microeconomic analysis of a company or stock.

Convertible securities: Debt securities that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Equity securities: Securities that represent ownership interests in the issuers. Common stock is the most common type of equity security.

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as the ETFs are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent obligations by the issuers to pay specified rates of interest or dividends at specified times, and to pay the securities’ principal at maturity.

Glossary (cont.)

Futures: Contracts that obligate the buyers to buy and the sellers to sell specified quantities of underlying assets (or settle for the cash value of a contract based on underlying assets) at specified prices on each contract’s maturity date.

Growth style: Investing in equity securities of companies that the fund’s subadviser believes have above-average rates of earnings growth and which may experience above-average increases in stock price.

High-yield bonds (also known as junk bonds): Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates to help compensate for the fact that the issuers are at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Quantitative techniques: Mathematical and statistical methods used in the investment process to evaluate market conditions and to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s adviser to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in the fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Swap: An agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying asset.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

Glossary (cont.)

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States and may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a fund’s subadviser believes are undervalued, i.e., the securities are priced at less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall over time. A high level of volatility means that the fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the fund’s value is not expected to fluctuate significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

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Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfundprospectuses. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. © 2019

AR-CEQ (12/19)

Annual Report

October 31, 2019

Nationwide Mutual Funds

Equity Funds

Nationwide Multi-Cap Portfolio

IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by the Securities and Exchange Commission, Nationwide Mutual Funds will no longer mail paper copies of your Fund’s annual and semiannual reports, unless you specifically request paper copies of those reports. Instead, Nationwide Mutual Funds will post the reports on the Funds’ website, nationwide.com/mutualfundprospectuses, and will mail you a notice of availability each time a report is posted and provide you with the website link to access the reports.

If you already have elected to receive these reports electronically (known as eDelivery), you will not be affected by this change and you do not need to take any action. You may elect to receive reports and other fund documents via eDelivery by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling Shareholder Services at 800-848-0920.

You may elect to receive all future reports in paper via U.S. mail free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly in a Nationwide Mutual Fund, you can call Shareholder Services at 800-848-0920 to register your preference that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all Funds held in your account.

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended October 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period and through the last two months of 2018, however, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 14.3% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 11.0% and the MSCI Emerging Markets® Index returning 11.9%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in nine of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth in the fourth calendar quarter of 2018 at 1.1%, followed by 3.1% in the first quarter of 2019, 2.0% in the second quarter and 1.9% in the third quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21% but has been negative in the first three quarters of 2019, driven by overseas weakness and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed is expected to pause for the remainder of the calendar year, with fading expectations for additional cuts in 2020 as the economy shows signs of rebounding. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 3.15% to 1.69% during the reporting period, and the 2-year Treasury yield dropping from 2.88% to 1.52%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.17% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of October 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	12.73%
Bloomberg Barclays Municipal Bond	9.42%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.89%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	20.14%
Bloomberg Barclays U.S. Aggregate Bond	11.51%
Bloomberg Barclays U.S. Corporate High Yield	8.38%
MSCI EAFE®	11.04%
MSCI Emerging Markets®	11.86%
MSCI World ex USA	11.27%
Russell 1000® Growth	17.10%
Russell 1000® Value	11.21%
Russell 2000®	4.90%
S&P 500®	14.33%

Source: Morningstar

2

Fund Commentary	Nationwide Multi-Cap Portfolio

For the period from the Fund’s inception on December 6, 2018, through October 31, 2019, the Nationwide Multi-Cap Portfolio (Class R6) returned 17.11%* versus 17.82% for its benchmark, the Russell 3000® Index (Russell 3000).

This Fund uses a multi-manager approach, allocating portions of its assets to several different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diverse investment strategies. Therefore, the views of the individual managers are independent and may appear to be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by: Allianz Global Investors U.S. LLC; BlackRock Investment Management, LLC; and Western Asset Management Company, LLC

The following commentary is provided by Allianz Global Investors U.S. LLC

The Allianz sleeve is 100% passively invested in the Russell 3000 at all times via ownership of the stocks that constitute the index. The Allianz sleeve pursues consistent outperformance potential via its option overlay, which comprises long and short puts and calls on the S&P 500® Index (S&P 500).

The option overlay consists of (a) range-bound spreads, which are “short-volatility” positions constructed by selling options in pursuit of outperformance in normal market conditions; and (b) hedging positions, which are “long-volatility” holdings constructed by buying puts to manage option risk. The Allianz sleeve’s options portfolio is built with the aim of being as resilient as possible across a wide range of potential equity market scenarios. The Allianz sleeve continually combines long- and short-volatility exposures in targeting consistent risk-managed outperformance.

The reporting period was characterized by a strong upward trend for the U.S. equity market, yet with periodic fluctuations and favorable CBOE Volatility Index (VIX) levels. The VIX is a measure of implied volatility for options on the S&P 500, and represents a broad proxy for options prices in general. The healthy relationship between the VIX and the S&P 500 provided a favorable backdrop for position construction throughout the year. The average VIX in 2019 has been 16, and by comparison, the average VIX in the previous year also was approximately 16. Yet 2018 was a far more turbulent year in the equity markets.

The benchmark Russell 3000 returned 14.04% in the first quarter of 2019 alone, a powerful snapback from the difficult fourth quarter of 2018. The S&P 500, which underlies the Allianz sleeve’s index option positions and is therefore the relevant index to discuss when reviewing the overlay portfolio, surged 13.65% in the first quarter of 2019.

The first real market setback came in May, when the S&P 500 fell 6.35%. The index then round-tripped and ultimately ended the second quarter up 4.30%. But notably, the May decline occurred over several weeks rather than several days — more in line with historical moves than with what markets had been demonstrating over the prior few years. Gradual market declines tend to enable more of the Fund’s short option positions to cycle through expiration and give us the opportunity to roll into new short positions in a higher-volatility environment.

The VIX increased substantially during the reporting period and remained elevated for many weeks, which was beneficial for the options portfolio. When the VIX is high, we are able to build range-bound spreads that are more resilient and profitable than positions that are built in a comparatively lower VIX environment.

The equity-index descent meant that the portfolio’s May performance was hurt by negative mark-to-market: When the S&P 500 declined closer to the Fund’s short option strikes and the VIX increased, the prices of the Fund’s short options increased. However, mark-to-market declines tend to naturally reverse as positions cycle through expiration. The true impact of an index decline is the extent to which we had to

3

Fund Commentary (cont.)	Nationwide Multi-Cap Portfolio

incur realized costs to restructure our positions. Importantly, we did not have to restructure any option positions. As a result, all of May’s unrealized loss was recouped in June.

June saw a return to the accelerated market moves that have been the norm in recent years, with the S&P 500 rocketing up more than 5% in just five trading days during the first week of the month. As is typical following a sharp decline, the Allianz sleeve’s options portfolio was positioned prudently for a V-shaped rally, and was able to accommodate the index’s surge.

July and August brought another round of equity-index fluctuations. Just as it had in the second quarter, a higher prevailing level of implied volatility benefited the options portfolio’s resilience. July was calm until the end of the month, at which point the S&P 500 fell 6% over the course of just a week — akin to the May drawdown. After several additional large declines and rallies, the S&P 500 ended August registering -1.78%.

The S&P 500 recovered in September and October, returning 1.87% and 2.17%, respectively. The Russell 3000 behaved similarly, registering -3.05% in August, 1.76% in September and 2.15% in October.

In addition to the May experience, the S&P 500’s correction in early August provided a second successful test case of the Fund’s range-bound spread positions’ resilience. The Fund’s short S&P 500 options were able to withstand the equity market fluctuations throughout the reporting period, and we were able to hold all those positions to expiration, as is our goal.

Overall, we were encouraged by the improved responsiveness of the VIX to a market pullback. Unlike in prior periods, in 2019 implied volatility has tended to spike immediately when an equity decline occurs, and the VIX has been able to sustain a floor in the mid-teens.

As an example, it wasn’t just that the August drawdown sent the VIX as high as 25; it was that after the move, the VIX settled back down only to 15. This is quite an improvement over the 2018 environment, which saw post-drawdown volatility levels decline as low as 11. Even just a few additional VIX points can have a meaningful impact on the Allianz sleeve’s resilience.

Subadviser:

Allianz Global Investors U.S. LLC

Portfolio Managers:

Stephen Bond-Nelson; Scott Powell, CFA; Trevor Taylor; and Greg Tournant

The following commentary is provided by BlackRock Investment Management, LLC

In the fourth quarter of 2018, concerns over Federal Reserve (Fed) policy, U.S.-China trade tensions, and a potential slowdown in growth contributed to investor anxiety. The quarter began with Fed chairman Powell’s comment that the U.S. federal funds rate was “a long way from neutral.” The hawkish comment drove a temporary sell-off in Treasuries. However, this was short lived as declines in energy prices and softness in portions of the U.S. economy (the Institute of Supply Management [ISM] Purchasing Managers Index [PMI])** fell from 59.8 in September to 54.1 in December) contributed to a reduction in inflation expectations. This was accompanied by a broad-based risk-off in December — the worst December performance on record since 1931 — and the 10-year Treasury yield ended the quarter 0.57% lower than intra-quarter highs to 2.68%. Even though the United States and China were able to broker a 90-day trade war “truce” on December 1, 2018, volatility abounded in the wake of the Federal Open Market Committee (FOMC) December announcement. Although the Fed’s December rate hike and lowering of interest rate projections was largely expected, the Fed’s relatively hawkish tone and Powell’s affirmation that the balance sheet run-off was to run on autopilot was punished by the market.

In the first quarter of 2019, U.S. equities advanced as positive headlines regarding U.S.-China trade negotiations, relatively strong corporate earnings growth, and the Fed’s dovish pivot helped investor sentiment recover from steep losses in the previous quarter and contributed to a meaningful rebound in equity prices. In the January announcement, the Fed indicated it

4

Fund Commentary (cont.)	Nationwide Multi-Cap Portfolio

would refrain from interest rate hikes for the foreseeable future, a dovish assessment of U.S. economic conditions, and transparency around balance sheet normalization. This reduced market-based expectations of interest rates, serving as a boon for both equities and bonds. On the macroeconomic front, despite a 35-day government shutdown and global economic weakness, the U.S. economy continued to exhibit a tight labor market, low inflation and slowing but stable economic growth. The U-3 unemployment rate (representing the number of people actively looking for a job) remained at 3.8% in February, the lowest level since 1969. Core personal consumption expenditure dropped to 1.8% year-over-year in January, below the Fed’s inflation target of 2%. Though the ISM Manufacturing PMI was below two-year averages throughout the quarter, the indicator remained in expansionary territory at the end of the quarter (55.3). Less optimism was evident in the U.S. rates market. The pause in interest rate hiking by the Fed coupled with lowered forecasts for growth drove investors into longer-duration government bonds. The yield on the 10-year U.S. Treasury dropped from a quarterly high of 2.78% in mid-January to 2.40% at quarter end. The bid for long-term debt coupled with high short-term rates (federal funds target rate remained at 2.50% at the quarter’s end) catalyzed an inversion of the three-month 10-year Treasury spread. This spread is the Fed’s preferred measure for calculating recession probabilities, and its inversion has preceded every U.S. recession since the 1950s.

During the second quarter of 2019, the Chicago Fed National Activity Index was in contractionary territory in April and May. The ISM Manufacturing PMI decelerated throughout the quarter but remained in expansionary territory in June (51.7). The U-3 unemployment rate actually declined to 3.6% in April, but the moving average of continuing jobless claims accelerated throughout the quarter. In May, U.S. President Trump threatened an increase in tariffs and protectionism against both China and Mexico. The U.S. markets fell in May on these renewed trade concerns, and trade tensions were a source of intra-quarter volatility. However, these threats did not materialize, and sentiment eased heading into the G-20† meeting at the month’s end. On the macroeconomic front, there were signs of weaker U.S. economic conditions. In the June FOMC announcement, Fed Chair Powell stated that should trade tensions weigh on the FOMC’s economic outlook or should the shortfall of inflation from the target rate persist longer than expected, the Fed would provide more accommodation to sustain the expansion. The prospect of easy monetary policy broadly buoyed equities. In interest rates, the 10-year U.S. Treasury yield declined 0.50% in the quarter to 2% — the lowest level since 2016. The yield curve remained a source of uncertainty as the three-month, 10-year spread remained in negative territory while the five-year, 30-year spread expanded throughout the quarter.

In the third quarter of 2019, trade tensions were a key focus for both domestic and global investors. The U.S. markets suffered their worst week of 2019 to date in early August on the back of President Trump’s promise to impose 10% tariffs on all Chinese imports that were not already subject to 25% tariffs. U.S.-China tensions did ostensibly ease ahead of a new round of trade talks that were slated to be held in October. In monetary policy, the Fed lowered the target range for the federal funds rates in both the July and September meetings. Fed Chair Powell confirmed that the rate cuts were intended to offset potential downside risks from weak global growth and trade policy uncertainty. On the macroeconomic front, survey-based U.S. economic indicators continued to soften in the manufacturing and consumer sectors, while hard economic data releases exhibited resilience. The frequently tracked ISM Manufacturing PMI registered in contractionary territory in both August and September. The September reading was the lowest reading since the global financial crisis. Consumer sentiment also softened, with the University of Michigan Consumer Sentiment Index‡ falling to its lowest level since 2016 in August. More constructively, labor market conditions were stable as the U-3 unemployment rate remained at 3.7% throughout the quarter and average hourly earnings modestly accelerated. In interest rates, the 10-year Treasury yield declined 0.36% from the start of the quarter to the end,

5

Fund Commentary (cont.)	Nationwide Multi-Cap Portfolio

although the benchmark rate did fall as low as 1.45% intra-quarter. In August, the frequently monitored two-year, 10-year Treasury yield spread inverted for the first time since the global financial crisis but ended the quarter in positive territory.

Eight out of 11 sectors posted positive returns during the reporting period, with bond proxies Utilities and Real Estate leading the way. Bonds rose as the Fed cut rates 0.25% twice in the quarter in July and September, marking a return to Fed loosening of monetary policy after years of rate hikes following the long period of zero or near-zero interest rates after the global financial crisis in 2008. Growth stocks continued to outperform their value counterparts despite a violent factor rotation from growth to value in September. Fund performance was not spared from this. The IPO market also came under pressure in September amid the public market struggles of recent large IPOs from Uber, Lyft, Slack and Peloton and the $50 billion WeWork IPO getting shelved on valuation and governance concerns. Negative performance from index changes and IPOs was offset by slight positive contributions from buybacks and active trading around Custom In-Kind Basket (CIB) activity in select Exchange Traded Products (ETPs).

Futures are held by the Fund to equitize accruals and cash balances for purposes of keeping the portfolio 100% invested and maintaining index exposure. Swaps also are held by the Fund as a vehicle to gain exposure to merger and acquisitions alpha-generating opportunities. These futures and swaps did not have a material impact on Fund performance.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre; Jennifer Hsui, CFA; Allan Mason; Greg Savage, CFA; and Amy Whitelaw

The following commentary is provided by Western Asset Management Company, LLC

The nature of the strategy of the WAMCO sleeve is exposed to the returns of the Russell 3000 Total Return Equity Index via total return swaps and also is benchmarked to this index. The same set of factors that drove WAMCO sleeve returns over the inception-to-date period also drove benchmark returns.

Since inception of the WAMCO sleeve, market sentiment has been dominated by concerns around persistent low inflation, slowing global growth, escalating trade tensions between the United States and China, the effectiveness of monetary policy given negative rates and continued accommodation by global central banks, as well as continued spread sector volatility. The year 2019 began with the Federal Reserve (Fed) making explicit its dovish pivot with remarks by Fed Chair Powell at a conference in Atlanta. Though rates were kept on hold in March, three subsequent 0.25% cuts were made as the year progressed, as the Fed cited increased uncertainty regarding the economic outlook. Overseas, as economic data worsened in the eurozone, the European Central Bank (ECB) followed suit with its own dovish leanings. In September, ECB President Draghi announced a reinstatement of quantitative easing and leaned on governments to follow through with fiscal policy measures of their own, stating that “governments with fiscal space should act in an effective and timely manner.”

U.S. Treasury yields have fluctuated throughout the period and there have been multiple inversions of the yield curve; however, rates overall have declined meaningfully through October. All-in, the low rate backdrop has proved beneficial for the WAMCO sleeve’s rates positioning. In aggregate, the WAMCO sleeve’s duration and yield curve positioning was the largest positive performance driver for returns. After a period of dramatic spread widening in late 2018, spread sectors have generally tightened year-to-date; corporate credit exposures in the WAMCO sleeve (both investment grade and high-yield) have delivered strong returns. Structured products, in aggregate, also have contributed positively to the WAMCO sleeve’s returns as there has been some spread tightening and generally stable fundamentals in the sector throughout the reporting period. On the downside, the WAMCO sleeve’s exposures to Treasury Inflation-Protected Securities (TIPS)

6

Fund Commentary (cont.)	Nationwide Multi-Cap Portfolio

have detracted from performance as breakeven inflation rates have fallen meaningfully throughout the reporting period. Finally, the WAMCO sleeve’s emerging markets exposures also have been a mild detractor. Though the sector has seen some recovery from late last year, throughout much of the reporting period emerging markets were negatively affected by U.S.-China trade concerns, slowing China growth and events such as the economic crisis in Argentina.

During the reporting period, interest rate options, futures and swaps were used to manage the WAMCO sleeve’s duration and yield curve exposure. Equity index options, specifically total return swaps on the Russell 3000, were utilized in order to replicate the returns of the Russell 3000, in keeping with the nature of the strategy.

Subadviser:

Western Asset Management Company, LLC

Portfolio Managers:

John L. Bellows, Ph.D., CFA and Kenneth Leech

*	High double-digit returns are unusual and cannot be sustained.

The Fund employs an enhanced indexing strategy designed to match or incrementally exceed the performance of the U.S. equity market, regardless of whether the market is rising or falling. As a result, the Fund will be unable to avoid declining equity markets and may underperform actively managed non-index funds. The strategy also creates a greater chance of higher tracking error and a higher portfolio turnover rate than if the Fund were to follow a passive strategy designed to replicate an index. The Fund is subject to the risks of investing in equity securities, including small companies. Smaller companies: i) are usually less stable in price and less liquid than larger, more-established companies; ii) are more vulnerable than larger companies to adverse business and economic developments; and iii) may have more-limited resources. Therefore, they generally involve greater risk. The Fund may invest in initial public offerings (IPOs), which often are subject to greater and more-unpredictable price changes than are more-established stocks. The Fund is subject to the risks of investing in fixed-income securities (including high-yield bonds) and interest rate risk. Funds that invest in high-yield securities are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds. Increased volatility may reduce the market value of high-yield bonds. They also are subject to the claims-paying ability of the issuing company. The Fund may invest in corporate loans (which have speculative characteristics and are high risk). The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund’s holdings may subject the Fund to liquidity risk, making it more volatile than other mutual funds. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

7

Fund Overview	Nationwide Multi-Cap Portfolio

Asset Allocation1

Common Stocks	64.4%
Corporate Bonds	14.5%
Mortgage-Backed Securities	5.2%
Asset-Backed Securities	4.4%
U.S. Treasury Obligations	4.2%
Commercial Mortgage-Backed Securities	2.0%
Collateralized Mortgage Obligations	2.0%
Total Return Swaps	1.7%
Foreign Government Securities	1.4%
Repurchase Agreements	0.6%
Exchange Traded Funds	0.4%
Short-Term Investment†	0.0%
Rights†	0.0%
Futures Contracts†	0.0%
Purchased Options†	0.0%
Forward Currency Contracts†	0.0%
Written Swaptions†	(0.0)%
Credit Default Swaps†	(0.0)%
Interest Rate Swaps	(0.1)%
Written Options	(0.1)%
Other assets in excess of liabilities	(0.6)%
100.0%

Top Industries2

Banks	7.5%
Software	4.5%
Oil, Gas & Consumable Fuels	4.1%
IT Services	3.6%
Technology Hardware, Storage & Peripherals	2.9%
Interactive Media & Services	2.9%
Pharmaceuticals	2.8%
Equity Real Estate Investment Trusts (REITs)	2.7%
Health Care Providers & Services	2.6%
Semiconductors & Semiconductor Equipment	2.6%
Other Industries#	63.8%
100.0%

Top Holdings2

Apple, Inc.	2.4%
Microsoft Corp.	2.3%
Amazon.com, Inc.	1.6%
Facebook, Inc., Class A	1.0%
Berkshire Hathaway, Inc., Class B	0.9%
JPMorgan Chase & Co.	0.9%
Alphabet, Inc., Class C	0.8%
U.S. Treasury Bonds, 3.75%, 11/15/2043	0.8%
Alphabet, Inc., Class A	0.8%
Johnson & Johnson	0.8%
Other Holdings#	87.7%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

8

Fund Performance	Nationwide Multi-Cap Portfolio

Average Annual Total Return

(For periods ended October 31, 2019)

Inception[1]*
Class R6	17.11%
Russell 3000® Index	17.82%

*	Not annualized.

[1]	Since inception date of December 6, 2018.

9

Fund Performance (cont.)	Nationwide Multi-Cap Portfolio

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide Multi-Cap Portfolio from inception through 10/31/19 versus the Russell 3000® Index for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

10

Shareholder Expense Example	Nationwide Multi-Cap Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Multi-Cap Portfolio October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19	Expense Ratio During Period (%) 5/1/19 - 10/31/19
Class R6 Shares	Actual	(a)	1,000.00	1,038.70	1.44	0.28
	Hypothetical	(a)(b)	1,000.00	1,023.79	1.43	0.28

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

11

Statement of Investments

October 31, 2019

Nationwide Multi-Cap Portfolio

Asset-Backed Securities 4.4%

	Principal Amount	Value

Automobiles 0.5%
Avis Budget Rental Car Funding AESOP LLC
Series 2019-1A, Class A, 3.45%, 3/20/2023 (a)	$1,560,000	$1,601,831
Series 2017-2A, Class A, 2.97%, 3/20/2024 (a)	2,000,000	2,042,842
Ford Credit Floorplan Master Owner Trust
Series 2019-3, Class A1, 2.23%, 9/15/2024	6,590,000	6,628,005
Series 2018-4, Class A, 4.06%, 11/15/2030	1,150,000	1,276,763
Hertz Vehicle Financing II LP, Series 2016-4A, Class A, 2.65%, 7/25/2022 (a)	1,200,000	1,205,435

		12,754,876

Home Equity 0.6%
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-4, Class M2, 2.29%, 10/25/2035 (b)	2,330,000	2,235,140
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2003-W5, Class M1, 2.87%, 10/25/2033 (b)	1,203,185	1,209,201
Bear Stearns Asset-Backed Securities I Trust, Series 2004-HE7, Class M1, 2.72%, 8/25/2034 (b)	5,415,511	5,361,283
CWABS, Inc. Trust, Series 2004-6, Class 1A1, 2.36%, 12/25/2034 (b)	1,225,879	1,225,729
New Residential Mortgage Loan Trust, Series 2018-1A, Class A1A, 4.00%, 12/25/2057 (a)(b)	3,389,617	3,533,219
RAAC Series Trust, Series 2005-SP3, Class M2, 2.62%, 12/25/2035 (b)	1,370,000	1,376,460

		14,941,032

Other 2.3%
AMMC CLO 21 Ltd., Series 2017-21A, Class A, 3.52%, 11/2/2030 (a)(b)	392,000	391,639
Apidos CLO XII, Series 2013-12A, Class AR, 3.08%, 4/15/2031 (a)(b)	1,100,000	1,089,967
Avery Point V CLO Ltd., Series 2014-5A, Class AR, 2.98%, 7/17/2026 (a)(b)	819,899	820,667
Babson CLO Ltd., Series 2015-IA, Class AR, 2.96%, 1/20/2031 (a)(b)	2,600,000	2,572,609
BCC Funding Corp. XVI LLC, Series 2019-1A, Class A2, 2.48%, 8/20/2024 (a)	2,970,000	2,964,202

Asset-Backed Securities (continued)

	Principal Amount	Value

Other (continued)
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A1RR, 3.22%, 1/20/2029 (a)(b)	$1,385,000	$1,382,810
BlueMountain CLO Ltd.
Series 2012-2A, Class AR2, 3.19%, 11/20/2028 (a)(b)	160,000	160,045
Series 2015-3A, Class A1R, 2.97%, 4/20/2031 (a)(b)	1,215,000	1,204,339
California Street CLO XII Ltd., Series 2013-12A, Class AR, 3.03%, 10/15/2025 (a)(b)	291,032	291,086
Carlyle Global Market Strategies CLO Ltd., Series 2014-2RA, Class A1, 3.21%, 5/15/2031 (a)(b)	2,710,000	2,688,632
Carlyle US CLO Ltd.
Series 2017-1A, Class A1B, 3.20%, 4/20/2031 (a)(b)	2,250,000	2,249,883
Series 2017-1A, Class A1A, 3.27%, 4/20/2031 (a)(b)	450,000	449,771
Catskill Park CLO Ltd., Series 2017-1A, Class A2, 3.67%, 4/20/2029 (a)(b)	1,300,000	1,291,837
CBAM Ltd., Series 2017-1A, Class A1, 3.22%, 7/20/2030 (a)(b)	300,000	300,204
Cumberland Park CLO Ltd., Series 2015-2A, Class BR, 3.37%, 7/20/2028 (a)(b)	760,000	754,653
Cutwater Ltd., Series 2014-1A, Class A1AR, 3.25%, 7/15/2026 (a)(b)	1,421,178	1,422,275
Flatiron CLO 17 Ltd., Series 2017-1A, Class A, 3.41%, 5/15/2030 (a)(b)	2,340,000	2,337,922
Halcyon Loan Advisors Funding Ltd., Series 2017-2A, Class A2, 3.70%, 1/17/2030 (a)(b)	750,000	737,902
JFIN CLO 2014 Ltd., Series 2014-1A, Class AR, 2.92%, 4/21/2025 (a)(b)	1,044,473	1,044,044
LCM XXIV Ltd., Series 24A, Class A, 3.28%, 3/20/2030 (a)(b)	1,250,000	1,250,356
Legacy Mortgage Asset Trust, Series 2019-GS1, Class A1, 4.00%, 1/25/2059 (a)(c)	3,457,407	3,498,953
Midocean Credit CLO VII, Series 2017-7A, Class B, 3.90%, 7/15/2029 (a)(b)	1,000,000	993,914
Myers Park CLO Ltd., Series 2018-1A, Class B1, 3.57%, 10/20/2030 (a)(b)	510,000	501,372
Nassau 2017-II Ltd., Series 2017-IIA, Class AF, 3.38%, 1/15/2030 (a)	1,700,000	1,683,277
Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class A, 3.20%, 4/19/2030 (a)(b)	2,400,000	2,399,678

12

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Value

Other (continued)
Newark BSL CLO 1 Ltd., Series 2016-1A, Class A2, 4.46%, 12/21/2029 (a)(b)	$1,500,000	$1,498,816
Newark BSL CLO 2 Ltd., Series 2017-1A, Class A1, 3.21%, 7/25/2030 (a)(b)	835,000	835,327
Parallel Ltd., Series 2018-2A, Class A2, 3.82%, 10/20/2031 (a)(b)	250,000	248,202
Shackleton 2013-III CLO Ltd., Series 2013-3A, Class BR, 3.55%, 7/15/2030 (a)(b)	750,000	737,155
Sofi Consumer Loan Program LLC, Series 2017-2, Class A, 3.28%, 2/25/2026 (a)	2,733,319	2,756,754
Sudbury Mill CLO Ltd., Series 2013-1A, Class A1R, 3.15%, 1/17/2026 (a)(b)	1,062,723	1,064,417
Sunnova Helios II Issuer LLC, Series 2018-1A, Class A, 4.87%, 7/20/2048 (a)	2,440,093	2,546,723
Symphony CLO XVIII Ltd., Series 2016-18A, Class B, 3.73%, 1/23/2028 (a)(b)	750,000	748,508
TCW CLO AMR Ltd., Series 2019-1A, Class A, 3.60%, 2/15/2029 (a)(b)	1,310,000	1,309,417
THL Credit Wind River CLO Ltd., Series 2017-3A, Class A, 3.25%, 10/15/2030 (a)(b)	466,489	466,278
Towd Point Mortgage Trust, Series 2019-HY2, Class A1, 2.82%, 5/25/2058 (a)(b)	5,385,827	5,426,902
Tralee Clo VI Ltd., Series 2019-6A, Class AS, 3.32%, 10/25/2032 (a)(b)	2,150,000	2,148,865
Tryon Park CLO Ltd.
Series 2013-1A, Class A1SR, 2.89%, 4/15/2029 (a)(b)	1,025,000	1,018,828
Series 2013-1A, Class A2R, 3.50%, 4/15/2029 (a)(b)	1,500,000	1,476,588
Venture 31 CLO Ltd., Series 2018-31A, Class A1, 3.00%, 4/20/2031 (a)(b)	1,300,000	1,286,195

		58,051,012

Student Loan 1.0%
Brazos Higher Education Authority, Inc., Series 2005-1, Class 1A4, 2.26%, 3/26/2029 (b)	3,856,875	3,854,754
DRB Prime Student Loan Trust, Series 2015-B, Class A1, 3.72%, 10/27/2031 (a)(b)	1,352,916	1,371,122
Earnest Student Loan Program LLC, Series 2017-A, Class A2, 2.65%, 1/25/2041 (a)	1,192,900	1,197,164

Asset-Backed Securities (continued)

	Principal Amount	Value

Student Loan (continued)
Navient Student Loan Trust
Series 2015-1, Class A2, 2.42%, 4/25/2040 (b)	$906,929	$894,885
Series 2017-3A, Class A2, 2.42%, 7/26/2066 (a)(b)	4,000,000	4,007,003
Nelnet Student Loan Trust
Series 2006-2, Class A6, 2.32%, 4/25/2031 (a)(b)	4,370,959	4,363,396
Series 2012-2A, Class A, 2.62%, 12/26/2033 (a)(b)	2,754,570	2,743,843
SLM Student Loan Trust, Series 2005-7, Class A4, 2.09%, 10/25/2029 (b)	575,699	570,777
SMB Private Education Loan Trust
Series 2015-C, Class A3, 3.87%, 8/16/2032 (a)(b)	3,220,000	3,305,966
Series 2017-A, Class B, 3.50%, 6/17/2041 (a)	1,000,000	1,025,792

		23,334,702

Total Asset-Backed Securities (cost $108,263,171)		109,081,622

Collateralized Mortgage Obligations 2.0%
Connecticut Avenue Securities Trust
Series 2019-R02, Class 1M1, 2.67%, 8/25/2031 (a)(b)	752,061	752,427
Series 2019-R03, Class 1M1, 2.57%, 9/25/2031 (a)(b)	1,948,554	1,948,945
Series 2019-R05, Class 1M1, 2.57%, 7/25/2039 (a)(b)	2,335,327	2,336,005
Credit Suisse Mortgage Capital Certificates, Series 2019-RPL9, Class A1, 3.32%, 10/27/2059 (a)(b)	2,190,000	2,192,300
DSLA Mortgage Loan Trust, Series 2007-AR1, Class 1A1B, 1.99%, 4/19/2047 (b)	1,364,439	1,232,354
FHLMC Structured Agency Credit Risk Debt Notes
Series 2017-DNA2, Class M2, 5.27%, 10/25/2029 (b)	1,990,000	2,112,980
Series 2017-DNA3, Class M2, 4.32%, 3/25/2030 (b)	1,655,000	1,688,131
FNMA
Series 2014-C02, Class 1M2, 4.42%, 5/25/2024 (b)	2,098,821	2,182,011
Series 2014-C02, Class 2M2, 4.42%, 5/25/2024 (b)	1,425,332	1,473,719
Series 2014-C03, Class 1M2, 4.82%, 7/25/2024 (b)	1,260,515	1,323,610
Series 2016-C02, Class 1M2, 7.82%, 9/25/2028 (b)	1,502,117	1,637,700
Series 2016-C04, Class 1M2, 6.07%, 1/25/2029 (b)	1,680,000	1,773,401
Series 2017-C03, Class 1M1, 2.77%, 10/25/2029 (b)	2,086,485	2,089,595
Series 2018-C01, Class 1M2, 4.07%, 7/25/2030 (b)	2,160,000	2,180,969

13

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

GNMA REMICS, Series 2019-123, Class A, 3.00%, 10/20/2049	$400,000	$404,625
GSMSC Resecuritization Trust, Series 2015-7R, Class A, 2.18%, 9/26/2037 (a)(b)	2,928,465	2,885,846
Morgan Stanley Mortgage Loan Trust, Series 2005-2AR, Class A, 2.08%, 4/25/2035 (b)	2,549,148	2,539,384
New Residential Mortgage Loan Trust
Series 2017-3A, Class A1, 4.00%, 4/25/2057 (a)(b)	5,412,146	5,652,748
Series 2019-2A, Class A1, 4.25%, 12/25/2057 (a)(b)	5,653,289	5,922,029
Seasoned Credit Risk Transfer Trust, Series 2017-1, Class M1, 4.00%, 1/25/2056 (a)(b)	3,230,000	3,265,379
WaMu Mortgage Pass-Through Trust, Series 2004-AR9, Class A7, 4.41%, 8/25/2034 (b)	3,199,696	3,262,939

Total Collateralized Mortgage Obligations (cost $48,546,963)		48,857,097

Commercial Mortgage-Backed Securities 2.0%
BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY, Class A, 2.77%, 9/15/2034 (a)(b)	2,500,000	2,499,233
BANK
Series 2017-BNK8, Class A4, 3.49%, 11/15/2050	1,200,000	1,293,964
Series 2017-BNK9, Class A4, 3.54%, 11/15/2054	1,406,400	1,521,425
Series 2017-BNK5, Class A5, 3.39%, 6/15/2060	2,000,000	2,140,021
BBCMS Mortgage Trust, Series 2017-DELC, Class A, 2.76%, 8/15/2036 (a)(b)	2,610,000	2,603,427
BX Commercial Mortgage Trust, Series 2019-IMC, Class A, 2.92%, 4/15/2034 (a)(b)	4,420,000	4,419,993
BX Trust, Series 2018-MCSF, Class A, 2.49%, 4/15/2035 (a)(b)	2,660,000	2,654,142
CHT Mortgage Trust, Series 2017-CSMO, Class A, 2.85%, 11/15/2036 (a)(b)	1,670,000	1,669,998
Citigroup Commercial Mortgage Trust, Series 2019-SST2, Class A, 2.84%, 12/15/2036 (a)(b)	2,350,000	2,345,579
Credit Suisse Commercial Mortgage Securities Corp., Series 2019-SKLZ, Class A, 3.16%, 1/15/2034 (a)(b)	3,700,000	3,705,730

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class A, 2.89%, 5/15/2036 (a)(b)	$4,260,000	$4,269,237
Great Wolf Trust, Series 2017-WOLF, Class A, 2.76%, 9/15/2034 (a)(b)	3,650,000	3,648,845
GS Mortgage Securities Corp. Trust, Series 2019-SOHO, Class A, 2.81%, 6/15/2036 (a)(b)	4,200,000	4,203,915
GS Mortgage Securities Trust
Series 2015-GS1, Class A3, 3.73%, 11/10/2048	2,000,000	2,157,016
Series 2017-GS8, Class A4, 3.47%, 11/10/2050	1,250,000	1,342,658
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP6, Class A5, 3.49%, 7/15/2050	2,000,000	2,147,168
Morgan Stanley Capital I Trust
Series 2019-BPR, Class A, 3.32%, 5/15/2036 (a)(b)	1,780,000	1,777,734
Series 2018-H4, Class XA, IO, 0.87%, 12/15/2051 (b)	21,421,552	1,390,842
Rosslyn Portfolio Trust, Series 2017-ROSS, Class A, 2.86%, 6/15/2033 (a)(b)	2,400,000	2,399,996
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class A5, 4.21%, 5/15/2051	2,000,000	2,254,132

Total Commercial Mortgage-Backed Securities (cost $49,126,683)		50,445,055

Common Stocks 64.4%

	Shares

Aerospace & Defense 1.6%
AAR Corp.	1,799	75,108
Aerojet Rocketdyne Holdings, Inc.*	3,878	167,646
AeroVironment, Inc.*	1,137	65,923
Arconic, Inc.	21,066	578,683
Astronics Corp.*	1,306	37,796
Axon Enterprise, Inc.*	3,114	159,219
Boeing Co. (The)	28,488	9,683,356
BWX Technologies, Inc.	5,093	295,903
Cubic Corp.	1,676	123,588
Curtiss-Wright Corp.	2,288	309,452
Ducommun, Inc.*	578	28,657
General Dynamics Corp.	13,654	2,414,027
HEICO Corp.	6,189	648,405
Hexcel Corp.	4,557	340,043
Huntington Ingalls Industries, Inc.	2,187	493,519
Kratos Defense & Security Solutions, Inc.*	4,831	91,209
L3Harris Technologies, Inc.	11,815	2,437,553
Lockheed Martin Corp.	13,249	4,990,633
Maxar Technologies, Inc. (e)	3,243	27,533
Mercury Systems, Inc.*	2,898	213,467

14

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Aerospace & Defense (continued)
Moog, Inc., Class A	1,717	$143,730
National Presto Industries, Inc.	270	23,244
Northrop Grumman Corp.	8,503	2,997,138
Park Aerospace Corp.	1,068	18,145
Parsons Corp.*	1,022	36,383
Raytheon Co.	14,965	3,175,723
Spirit AeroSystems Holdings, Inc., Class A	5,543	453,528
Teledyne Technologies, Inc.*	1,919	632,503
Textron, Inc.	12,379	570,548
TransDigm Group, Inc.	2,621	1,379,380
Triumph Group, Inc.	2,744	56,993
United Technologies Corp.	43,515	6,247,884
Vectrus, Inc.*	604	27,609
Wesco Aircraft Holdings, Inc.*	2,758	30,393

		38,974,921

Air Freight & Logistics 0.3%
Air Transport Services Group, Inc.*	3,201	66,933
Atlas Air Worldwide Holdings, Inc.*	1,212	26,579
CH Robinson Worldwide, Inc.	7,204	544,911
Echo Global Logistics, Inc.*	1,545	30,761
Expeditors International of Washington, Inc.	9,189	670,246
FedEx Corp.	12,940	1,975,420
Forward Air Corp.	1,542	106,660
Hub Group, Inc., Class A*	1,758	80,516
Radiant Logistics, Inc.*	1,760	9,486
United Parcel Service, Inc., Class B	37,427	4,310,468
XPO Logistics, Inc.*	4,905	374,742

		8,196,722

Airlines 0.3%
Alaska Air Group, Inc.	6,458	448,379
Allegiant Travel Co.	696	116,462
American Airlines Group, Inc.	21,403	643,374
Copa Holdings SA, Class A	1,689	171,839
Delta Air Lines, Inc.	31,115	1,713,814
Hawaiian Holdings, Inc.	2,538	72,612
JetBlue Airways Corp.*	15,939	307,623
Mesa Air Group, Inc.*	933	7,110
SkyWest, Inc.	2,679	159,534
Southwest Airlines Co.	25,808	1,448,603
Spirit Airlines, Inc.*	3,666	137,695
United Airlines Holdings, Inc.*	12,517	1,137,044

		6,364,089

Auto Components 0.2%
Adient plc*	4,638	98,279
American Axle & Manufacturing Holdings, Inc.*	5,970	49,909
Aptiv plc	13,670	1,224,149
BorgWarner, Inc.	11,108	462,981
Cooper Tire & Rubber Co.	2,682	75,740
Cooper-Standard Holdings, Inc.*	854	27,208
Dana, Inc.	7,709	125,117
Dorman Products, Inc.*	1,442	103,752
Fox Factory Holding Corp.*	1,994	121,514
Gentex Corp.	13,744	385,519

Common Stocks (continued)

	Shares	Value

Auto Components (continued)
Gentherm, Inc.*	1,796	$75,019
Goodyear Tire & Rubber Co. (The)	12,502	198,407
LCI Industries	1,309	127,130
Lear Corp.	3,275	385,697
Modine Manufacturing Co.*	2,702	30,884
Motorcar Parts of America, Inc.*	1,051	20,032
Standard Motor Products, Inc.	1,079	56,496
Stoneridge, Inc.*	1,462	45,147
Tenneco, Inc., Class A	2,607	32,822
Visteon Corp.*	1,495	139,065

		3,784,867

Automobiles 0.3%
Ford Motor Co.	208,530	1,791,273
General Motors Co.	66,506	2,471,363
Harley-Davidson, Inc.	8,394	326,610
Tesla, Inc.* (e)	7,550	2,377,646
Thor Industries, Inc.	2,862	181,050
Winnebago Industries, Inc.	1,622	77,970

		7,225,912

Banks 3.7%
1st Constitution Bancorp	338	6,419
1st Source Corp.	770	39,409
ACNB Corp.	412	14,581
Allegiance Bancshares, Inc.*	876	29,136
Amalgamated Bank, Class A	626	11,399
Amerant Bancorp, Inc.*	1,072	21,065
American National Bankshares, Inc.	481	17,412
Ameris Bancorp	3,336	142,948
Ames National Corp.	912	25,262
Arrow Financial Corp.	699	24,549
Associated Banc-Corp.	8,628	173,509
Atlantic Capital Bancshares, Inc.*	1,233	22,995
Atlantic Union Bankshares Corp.	4,079	150,352
Banc of California, Inc.	2,536	34,921
BancFirst Corp.	839	48,570
Bancorp, Inc. (The)*	2,718	29,626
BancorpSouth Bank	5,168	158,503
Bank First Corp.	314	21,980
Bank of America Corp.	451,314	14,112,589
Bank of Commerce Holdings	779	8,740
Bank of Hawaii Corp.	2,165	189,026
Bank of Marin Bancorp	723	31,718
Bank of NT Butterfield & Son Ltd. (The)	2,926	96,412
Bank of Princeton (The)	251	7,219
Bank OZK	6,537	183,428
Bank7 Corp.	170	3,094
BankFinancial Corp.	627	8,076
BankUnited, Inc.	4,764	163,405
Bankwell Financial Group, Inc.	299	8,557
Banner Corp.	1,702	91,874
Bar Harbor Bankshares	832	20,842
Baycom Corp.*	489	10,337
BB&T Corp.	41,131	2,182,000
BCB Bancorp, Inc.	627	8,088
Berkshire Hills Bancorp, Inc.	2,524	78,320
BOK Financial Corp.	1,750	135,012

15

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Banks (continued)
Boston Private Financial Holdings, Inc.	3,734	$42,007
Bridge Bancorp, Inc.	737	23,879
Brookline Bancorp, Inc.	4,328	67,950
Bryn Mawr Bank Corp.	898	34,223
Business First Bancshares, Inc.	708	17,304
Byline Bancorp, Inc.*	1,300	22,542
C&F Financial Corp.	147	7,476
Cadence Bancorp	6,729	103,492
Cambridge Bancorp	241	18,680
Camden National Corp.	691	30,618
Capital Bancorp, Inc.*	353	5,115
Capital City Bank Group, Inc.	757	21,537
Capstar Financial Holdings, Inc.	658	11,127
Carolina Financial Corp.	1,167	44,288
Carter Bank & Trust*	1,229	24,150
Cathay General Bancorp	3,850	136,944
CBTX, Inc.	974	27,905
CenterState Bank Corp.	6,224	157,841
Central Pacific Financial Corp.	1,258	36,381
Central Valley Community Bancorp	519	10,811
Century Bancorp, Inc., Class A	170	14,792
Chemung Financial Corp.	159	6,769
CIT Group, Inc.	4,559	195,536
Citigroup, Inc.	121,110	8,702,965
Citizens & Northern Corp.	687	17,663
Citizens Financial Group, Inc.	24,217	851,470
City Holding Co.	867	68,788
Civista Bancshares, Inc.	860	19,333
CNB Financial Corp.	650	20,325
Coastal Financial Corp.*	349	5,252
Codorus Valley Bancorp, Inc.	432	9,343
Colony Bankcorp, Inc.	334	5,190
Columbia Banking System, Inc.	3,751	147,414
Comerica, Inc.	8,027	525,126
Commerce Bancshares, Inc.	5,345	344,004
Community Bank System, Inc.	2,558	173,381
Community Bankers Trust Corp.	970	8,400
Community Financial Corp. (The)	220	7,330
Community Trust Bancorp, Inc.	889	38,947
ConnectOne Bancorp, Inc.	1,853	44,991
CrossFirst Bankshares, Inc.*	295	3,944
Cullen/Frost Bankers, Inc.	3,046	274,384
Customers Bancorp, Inc.*	1,520	35,842
CVB Financial Corp.	7,229	150,219
DNB Financial Corp.	156	7,095
Eagle Bancorp, Inc.	1,798	81,162
East West Bancorp, Inc.	7,826	335,892
Enterprise Bancorp, Inc.	534	15,919
Enterprise Financial Services Corp.	1,312	57,466
Equity Bancshares, Inc., Class A*	813	22,569
Esquire Financial Holdings, Inc.*	287	6,974
Evans Bancorp, Inc.	211	8,016
Farmers & Merchants Bancorp, Inc.	600	15,360
Farmers National Banc Corp.	1,424	21,246
FB Financial Corp.	934	35,184
Fidelity D&D Bancorp, Inc.	125	8,244
Fifth Third Bancorp	39,456	1,147,380
Financial Institutions, Inc.	700	22,001
First Bancorp, Inc.	607	17,160

Common Stocks (continued)

	Shares	Value

Banks (continued)
First Bancorp/NC	1,550	$58,512
First Bancorp/PR	11,472	120,685
First Bancshares, Inc. (The)	749	24,687
First Bank	756	7,983
First Busey Corp.	2,852	75,207
First Business Financial Services, Inc.	374	9,096
First Capital, Inc.	152	8,922
First Choice Bancorp	454	10,151
First Citizens BancShares, Inc., Class A	392	192,833
First Commonwealth Financial Corp.	4,410	62,137
First Community Bankshares, Inc.	848	26,992
First Financial Bancorp	5,026	117,809
First Financial Bankshares, Inc.	6,967	231,862
First Financial Corp.	748	32,815
First Financial Northwest, Inc.	358	5,066
First Foundation, Inc.	2,120	33,941
First Guaranty Bancshares, Inc.	209	4,389
First Hawaiian, Inc.	7,267	198,607
First Horizon National Corp.	16,803	268,344
First Internet Bancorp	438	9,960
First Interstate BancSystem, Inc., Class A	2,073	86,983
First Merchants Corp.	2,923	115,605
First Mid Bancshares, Inc.	791	27,606
First Midwest Bancorp, Inc.	5,455	112,046
First Northwest Bancorp	404	7,098
First of Long Island Corp. (The)	1,317	30,870
First Republic Bank	8,954	952,347
Flushing Financial Corp.	1,528	33,066
FNB Corp.	16,595	200,136
FNCB Bancorp, Inc.	759	5,639
Franklin Financial Network, Inc.	726	24,154
Franklin Financial Services Corp.	187	6,693
Fulton Financial Corp.	8,789	149,940
FVCBankcorp, Inc.*	549	9,454
German American Bancorp, Inc.	1,397	46,171
Glacier Bancorp, Inc.	4,373	185,065
Great Southern Bancorp, Inc.	498	30,089
Great Western Bancorp, Inc.	2,574	89,755
Guaranty Bancshares, Inc.	488	15,450
Hancock Whitney Corp.	4,846	188,994
Hanmi Financial Corp.	1,364	26,257
HarborOne Bancorp, Inc.*	1,546	15,785
Hawthorn Bancshares, Inc.	252	6,048
HBT Financial, Inc.*	349	5,594
Heartland Financial USA, Inc.	1,812	84,765
Heritage Commerce Corp.	1,884	22,646
Heritage Financial Corp.	2,004	55,170
Hilltop Holdings, Inc.	3,797	88,698
Home BancShares, Inc.	7,818	144,477
HomeTrust Bancshares, Inc.	872	23,282
Hope Bancorp, Inc.	6,445	91,970
Horizon Bancorp, Inc.	1,685	30,760
Howard Bancorp, Inc.*	574	9,632
Huntington Bancshares, Inc.	56,049	791,972
IBERIABANK Corp.	2,817	206,740
Independent Bank Corp.	2,971	172,674
Independent Bank Group, Inc.	1,952	104,373
International Bancshares Corp.	3,039	124,477

16

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Banks (continued)
Investar Holding Corp.	420	$10,420
Investors Bancorp, Inc.	12,355	148,878
JPMorgan Chase & Co.	170,480	21,296,362
KeyCorp	54,014	970,632
Lakeland Bancorp, Inc.	2,582	42,732
Lakeland Financial Corp.	1,318	61,353
LCNB Corp.	743	13,433
LegacyTexas Financial Group, Inc.	2,530	107,626
Level One Bancorp, Inc.	231	5,636
Live Oak Bancshares, Inc. (e)	1,380	25,047
M&T Bank Corp.	7,196	1,126,390
Macatawa Bank Corp.	1,176	12,295
Mackinac Financial Corp.	415	6,491
MainStreet Bancshares, Inc.*	320	6,637
Malvern Bancorp, Inc.*	340	7,609
Mercantile Bank Corp.	722	25,422
Metropolitan Bank Holding Corp.*	401	17,219
Mid Penn Bancorp, Inc.	310	7,905
Midland States Bancorp, Inc.	1,256	33,661
MidWestOne Financial Group, Inc.	672	21,904
MutualFirst Financial, Inc.	262	10,451
MVB Financial Corp.	433	8,725
National Bank Holdings Corp., Class A	1,554	53,458
National Bankshares, Inc.	380	15,990
NBT Bancorp, Inc.	2,284	90,789
Nicolet Bankshares, Inc.*	444	30,627
Northeast Bank	338	7,237
Northrim Bancorp, Inc.	407	15,853
Norwood Financial Corp.	257	8,018
Oak Valley Bancorp	305	5,093
OFG Bancorp	2,677	54,370
Ohio Valley Banc Corp.	187	6,870
Old Line Bancshares, Inc.	883	25,854
Old National Bancorp	9,251	166,472
Old Second Bancorp, Inc.	1,305	15,751
Opus Bank	1,197	29,674
Origin Bancorp, Inc.	1,053	37,055
Orrstown Financial Services, Inc.	462	10,021
Pacific Mercantile Bancorp*	866	6,201
Pacific Premier Bancorp, Inc.	3,202	108,084
PacWest Bancorp	6,362	235,330
Park National Corp.	735	74,419
Parke Bancorp, Inc.	406	9,760
PCB Bancorp	557	9,319
Peapack Gladstone Financial Corp.	1,086	31,711
Penns Woods Bancorp, Inc.	309	9,446
Peoples Bancorp of North Carolina, Inc.	206	6,126
Peoples Bancorp, Inc.	811	26,528
Peoples Financial Services Corp.	400	19,672
People’s United Financial, Inc.	21,314	344,647
People’s Utah Bancorp	862	25,084
Pinnacle Financial Partners, Inc.	4,050	238,221
PNC Financial Services Group, Inc. (The)	23,828	3,495,568
Popular, Inc.	5,133	279,543
Preferred Bank	789	42,062
Premier Financial Bancorp, Inc.	586	10,401
Prosperity Bancshares, Inc.	3,582	247,230

Common Stocks (continued)

	Shares	Value

Banks (continued)
QCR Holdings, Inc.	858	$34,818
RBB Bancorp	921	18,549
Red River Bancshares, Inc.*	31	1,364
Regions Financial Corp.	53,972	868,949
Reliant Bancorp, Inc.	459	10,447
Renasant Corp.	3,107	107,813
Republic Bancorp, Inc., Class A	527	23,436
Republic First Bancorp, Inc.*	1,961	7,942
Richmond Mutual Bancorporation, Inc.*	589	8,217
S&T Bancorp, Inc.	1,816	68,381
Sandy Spring Bancorp, Inc.	1,853	63,928
SB One Bancorp	369	8,148
Seacoast Banking Corp. of Florida*	2,802	78,456
Select Bancorp, Inc.*	736	8,317
ServisFirst Bancshares, Inc.	2,534	88,690
Shore Bancshares, Inc.	569	8,882
Sierra Bancorp	637	17,352
Signature Bank	2,887	341,590
Simmons First National Corp., Class A	4,708	112,615
SmartFinancial, Inc.*	751	15,809
South Plains Financial, Inc.	158	2,646
South State Corp.	1,835	144,708
Southern First Bancshares, Inc.*	433	17,454
Southern National Bancorp of Virginia, Inc.	1,136	17,994
Southside Bancshares, Inc.	1,753	60,391
Spirit of Texas Bancshares, Inc.*	771	16,114
Sterling Bancorp	10,945	215,069
Stock Yards Bancorp, Inc.	1,045	41,737
Summit Financial Group, Inc.	633	16,116
SunTrust Banks, Inc.	23,665	1,617,266
SVB Financial Group*	2,786	617,043
Synovus Financial Corp.	7,959	269,571
TCF Financial Corp.	7,969	315,493
Texas Capital Bancshares, Inc.*	2,710	146,503
Tompkins Financial Corp.	786	68,783
Towne Bank	3,561	100,028
TriCo Bancshares	1,492	56,144
TriState Capital Holdings, Inc.*	1,099	25,409
Triumph Bancorp, Inc.*	1,291	41,893
Trustmark Corp.	3,443	118,164
UMB Financial Corp.	2,387	155,776
Umpqua Holdings Corp.	11,900	188,258
Union Bankshares, Inc.	175	5,817
United Bankshares, Inc.	4,949	195,683
United Community Banks, Inc.	3,547	107,155
United Security Bancshares	614	6,244
Unity Bancorp, Inc.	355	7,753
Univest Financial Corp.	1,294	33,320
US Bancorp	76,793	4,378,737
Valley National Bancorp	17,369	201,133
Veritex Holdings, Inc.	2,741	67,483
Washington Trust Bancorp, Inc.	826	42,200
Webster Financial Corp.	4,940	217,854
Wells Fargo & Co.	212,903	10,992,182
WesBanco, Inc.	2,868	107,808
West Bancorporation, Inc.	894	20,991
Westamerica Bancorp	1,387	91,570

17

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Banks (continued)
Western Alliance Bancorp	5,229	$257,947
Wintrust Financial Corp.	3,020	192,736
Zions Bancorp NA	9,206	446,215

		91,729,601

Beverages 1.1%
Boston Beer Co., Inc. (The), Class A*	443	165,886
Brown-Forman Corp., Class A	11,472	743,423
Celsius Holdings, Inc.* (e)	1,120	3,942
Coca-Cola Co. (The)	205,441	11,182,154
Coca-Cola Consolidated, Inc.	256	70,236
Constellation Brands, Inc., Class A	8,438	1,606,005
Craft Brew Alliance, Inc.*	739	5,387
Keurig Dr Pepper, Inc. (e)	10,975	309,056
MGP Ingredients, Inc. (e)	703	30,152
Molson Coors Brewing Co., Class B	9,309	490,770
Monster Beverage Corp.*	20,793	1,167,111
National Beverage Corp. (e)	617	27,123
New Age Beverages Corp.*	4,181	11,247
PepsiCo, Inc.	75,047	10,294,197
Primo Water Corp.*	1,875	22,678

		26,129,367

Biotechnology 1.7%
AbbVie, Inc.	77,532	6,167,671
Abeona Therapeutics, Inc.*	1,438	3,408
ACADIA Pharmaceuticals, Inc.*	5,698	241,652
Acceleron Pharma, Inc.*	2,432	109,124
Achillion Pharmaceuticals, Inc.*	7,497	48,056
Acorda Therapeutics, Inc.*	2,427	4,005
Adamas Pharmaceuticals, Inc.* (e)	1,032	4,242
ADMA Biologics, Inc.*	2,264	11,071
Aduro Biotech, Inc.*	2,951	3,364
Adverum Biotechnologies, Inc.*	2,886	20,981
Aeglea BioTherapeutics, Inc.*	2,880	21,917
Affimed NV*	2,695	7,923
Agenus, Inc.*	6,102	15,804
AgeX Therapeutics, Inc.*	910	1,420
Agios Pharmaceuticals, Inc.*	2,789	83,893
Aimmune Therapeutics, Inc.*	2,300	63,986
Akcea Therapeutics, Inc.* (e)	720	13,198
Akebia Therapeutics, Inc.*	6,051	22,570
Akero Therapeutics, Inc.* (e)	203	4,712
Albireo Pharma, Inc.*	608	11,169
Aldeyra Therapeutics, Inc.*	1,009	5,640
Alector, Inc.* (e)	1,371	23,088
Alexion Pharmaceuticals, Inc.*	11,628	1,225,591
Alkermes plc*	7,042	137,530
Allakos, Inc.* (e)	1,034	70,932
Allogene Therapeutics, Inc.* (e)	2,099	60,451
Alnylam Pharmaceuticals, Inc.*	5,565	482,708
AMAG Pharmaceuticals, Inc.*	1,850	17,954
Amgen, Inc.	32,151	6,856,201
Amicus Therapeutics, Inc.*	13,568	114,378
AnaptysBio, Inc.*	1,323	49,904
Anavex Life Sciences Corp.* (e)	1,941	5,280
Anika Therapeutics, Inc.*	727	51,174
Apellis Pharmaceuticals, Inc.*	2,564	75,356
Applied Therapeutics, Inc.*	87	1,436

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Aprea Therapeutics, Inc.*	640	$15,456
Arcus Biosciences, Inc.*	1,973	15,488
Ardelyx, Inc.*	2,089	10,445
Arena Pharmaceuticals, Inc.*	2,674	130,264
ArQule, Inc.*	5,892	59,568
Arrowhead Pharmaceuticals, Inc.*	4,927	197,326
Assembly Biosciences, Inc.*	1,258	20,770
Atara Biotherapeutics, Inc.*	2,714	29,637
Athenex, Inc.*	3,649	40,285
Athersys, Inc.*	5,879	7,525
Atreca, Inc., Class A*	291	3,274
Audentes Therapeutics, Inc.*	2,437	65,555
Avid Bioservices, Inc.*	2,516	13,461
Avrobio, Inc.*	918	13,329
Axcella Health, Inc.*	73	386
Beyondspring, Inc.* (e)	707	8,364
BioCryst Pharmaceuticals, Inc.*	5,782	11,564
Biogen, Inc.*	9,865	2,946,774
Biohaven Pharmaceutical Holding Co. Ltd.*	2,067	94,917
BioMarin Pharmaceutical, Inc.*	9,483	694,250
BioSpecifics Technologies Corp.*	344	16,660
Bioxcel Therapeutics, Inc.* (e)	271	1,127
Bluebird Bio, Inc.*	2,928	237,168
Blueprint Medicines Corp.*	2,610	179,672
Bridgebio Pharma, Inc.*	1,613	36,470
Cabaletta Bio, Inc.*	442	4,641
Calithera Biosciences, Inc.*	2,101	6,051
Calyxt, Inc.*	423	1,937
CareDx, Inc.*	2,212	57,977
CASI Pharmaceuticals, Inc.*	2,274	7,459
Castle Biosciences, Inc.*	172	4,049
Catalyst Pharmaceuticals, Inc.*	5,345	25,282
Celcuity, Inc.*	267	4,205
Celgene Corp.*	37,643	4,066,573
Cellular Biomedicine Group, Inc.*	544	9,950
CEL-SCI Corp.* (e)	1,222	8,383
Checkpoint Therapeutics, Inc.*	1,102	2,149
ChemoCentryx, Inc.*	2,265	19,479
Chimerix, Inc.*	2,197	3,142
Clovis Oncology, Inc.* (e)	2,609	8,271
Coherus Biosciences, Inc.*	3,253	56,505
Concert Pharmaceuticals, Inc.*	1,283	7,993
Constellation Pharmaceuticals, Inc.*	678	9,363
Corbus Pharmaceuticals Holdings, Inc.* (e)	2,928	15,138
Cortexyme, Inc.*	134	2,783
Crinetics Pharmaceuticals, Inc.* (e)	644	11,341
Cue Biopharma, Inc.*	879	7,542
Cyclerion Therapeutics, Inc.*	1,269	3,033
Cytokinetics, Inc.*	2,986	34,787
CytomX Therapeutics, Inc.*	2,403	14,730
Deciphera Pharmaceuticals, Inc.*	1,013	44,916
Denali Therapeutics, Inc.* (e)	2,492	39,050
Dicerna Pharmaceuticals, Inc.*	2,809	46,320
Dynavax Technologies Corp.* (e)	4,402	22,406
Eagle Pharmaceuticals, Inc.*	479	30,033
Editas Medicine, Inc.*	2,688	56,018
Eidos Therapeutics, Inc.*	497	24,104
Eiger BioPharmaceuticals, Inc.*	1,399	15,249

18

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Emergent BioSolutions, Inc.*	2,439	$139,413
Enanta Pharmaceuticals, Inc.*	928	56,497
Enochian Biosciences, Inc.* (e)	182	1,037
Epizyme, Inc.*	4,201	48,353
Esperion Therapeutics, Inc.*	1,356	53,928
Evelo Biosciences, Inc.*	616	4,022
Exact Sciences Corp.*	6,786	590,382
Exelixis, Inc.*	16,067	248,235
Fate Therapeutics, Inc.*	2,766	41,352
FibroGen, Inc.*	4,123	161,415
Five Prime Therapeutics, Inc.*	1,564	6,178
Flexion Therapeutics, Inc.*	1,973	33,876
Forty Seven, Inc.*	1,182	8,168
Frequency Therapeutics, Inc.*	174	2,506
G1 Therapeutics, Inc.*	1,976	41,931
Galectin Therapeutics, Inc.*	1,814	7,220
Genomic Health, Inc.*	1,450	96,686
Geron Corp.* (e)	10,367	14,825
Gilead Sciences, Inc.	68,345	4,354,260
Global Blood Therapeutics, Inc.*	3,085	147,926
GlycoMimetics, Inc.*	1,874	9,895
Gossamer Bio, Inc.*	2,891	59,482
Gritstone Oncology, Inc.* (e)	1,500	12,165
Halozyme Therapeutics, Inc.*	7,083	108,512
Harpoon Therapeutics, Inc.*	325	4,322
Heron Therapeutics, Inc.* (e)	3,983	84,639
Homology Medicines, Inc.*	1,343	17,634
Hookipa Pharma, Inc.*	302	2,470
IGM Biosciences, Inc.*	621	14,407
ImmunoGen, Inc.*	7,803	18,571
Immunomedics, Inc.*	9,154	146,464
Incyte Corp.*	9,560	802,275
Inovio Pharmaceuticals, Inc.* (e)	5,367	11,432
Insmed, Inc.*	4,671	86,834
Intellia Therapeutics, Inc.*	2,133	26,630
Intercept Pharmaceuticals, Inc.*	1,351	98,326
Intrexon Corp.* (e)	3,977	20,203
Invitae Corp.*	4,607	74,219
Ionis Pharmaceuticals, Inc.*	6,912	385,137
Iovance Biotherapeutics, Inc.*	6,122	129,358
Ironwood Pharmaceuticals, Inc.*	8,257	82,900
Jounce Therapeutics, Inc.*	737	2,664
Kadmon Holdings, Inc.*	5,818	16,814
KalVista Pharmaceuticals, Inc.*	711	7,537
Karuna Therapeutics, Inc.*	206	2,868
Karyopharm Therapeutics, Inc.*	3,187	37,288
Kezar Life Sciences, Inc.*	708	2,301
Kindred Biosciences, Inc.*	2,114	17,271
Kiniksa Pharmaceuticals Ltd., Class A*	845	5,957
Kodiak Sciences, Inc.* (e)	1,379	28,559
Krystal Biotech, Inc.*	565	23,205
Kura Oncology, Inc.*	1,810	27,114
La Jolla Pharmaceutical Co.*	923	6,475
Lexicon Pharmaceuticals, Inc.*	2,515	9,331
Ligand Pharmaceuticals, Inc.*	1,003	109,136
Lineage Cell Therapeutics, Inc.*	4,852	3,785
LogicBio Therapeutics, Inc.*	373	3,711
MacroGenics, Inc.*	2,553	21,700
Madrigal Pharmaceuticals, Inc.*	414	38,266

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Magenta Therapeutics, Inc.*	1,109	$11,545
MannKind Corp.* (e)	8,548	11,155
Marker Therapeutics, Inc.* (e)	1,219	4,681
Medicines Co. (The)*	4,014	210,695
MediciNova, Inc.* (e)	2,098	16,910
MEI Pharma, Inc.*	3,023	5,472
MeiraGTx Holdings plc*	921	13,308
Mersana Therapeutics, Inc.*	1,597	3,002
Millendo Therapeutics, Inc.*	423	3,050
Minerva Neurosciences, Inc.*	1,340	6,352
Mirati Therapeutics, Inc.*	1,443	135,902
Mirum Pharmaceuticals, Inc.*	121	869
Moderna, Inc.* (e)	10,794	180,799
Molecular Templates, Inc.*	768	6,497
Momenta Pharmaceuticals, Inc.*	5,355	82,895
Morphic Holding, Inc.*	226	3,164
Mustang Bio, Inc.*	1,258	3,334
Myriad Genetics, Inc.*	3,747	126,161
Natera, Inc.*	2,991	115,213
Neon Therapeutics, Inc.*	644	1,359
Neurocrine Biosciences, Inc.*	4,865	484,019
NextCure, Inc.*	135	3,375
Novavax, Inc.* (e)	1,222	5,096
Oncocyte Corp.*	983	1,671
OPKO Health, Inc.* (e)	18,136	25,753
Organogenesis Holdings, Inc.*	473	3,316
Oyster Point Pharma, Inc.*	699	13,127
Palatin Technologies, Inc.*	9,212	7,443
PDL BioPharma, Inc.*	6,557	18,491
Pfenex, Inc.*	2,870	26,461
PhaseBio Pharmaceuticals, Inc.*	635	2,610
Pieris Pharmaceuticals, Inc.*	2,064	6,832
PolarityTE, Inc.* (e)	658	1,783
Portola Pharmaceuticals, Inc.*	3,950	114,194
Precision BioSciences, Inc.*	412	2,674
Prevail Therapeutics, Inc.*	331	3,648
Principia Biopharma, Inc.*	728	25,706
Progenics Pharmaceuticals, Inc.*	4,735	25,143
Protagonist Therapeutics, Inc.*	765	10,289
Prothena Corp. plc*	2,308	21,003
PTC Therapeutics, Inc.*	3,219	131,625
Puma Biotechnology, Inc.*	1,495	10,166
Ra Pharmaceuticals, Inc.*	1,824	85,856
Radius Health, Inc.*	2,446	69,564
Recro Pharma, Inc.*	874	13,783
Regeneron Pharmaceuticals, Inc.*	4,393	1,345,488
REGENXBIO, Inc.*	1,792	63,956
Repligen Corp.*	2,734	217,326
Replimune Group, Inc.*	523	8,891
Retrophin, Inc.*	2,197	26,364
Rhythm Pharmaceuticals, Inc.* (e)	1,250	26,650
Rigel Pharmaceuticals, Inc.*	9,130	18,716
Rocket Pharmaceuticals, Inc.*	1,609	23,395
Rubius Therapeutics, Inc.* (e)	1,907	16,858
Sage Therapeutics, Inc.*	2,707	367,205
Sangamo Therapeutics, Inc.*	6,242	56,490
Sarepta Therapeutics, Inc.*	3,916	325,263
Savara, Inc.*	1,556	1,373
Scholar Rock Holding Corp.*	1,045	9,666
Seattle Genetics, Inc.*	6,185	664,269

19

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Seres Therapeutics, Inc.*	1,647	$5,764
Solid Biosciences, Inc.*	901	9,956
Sorrento Therapeutics, Inc.* (e)	6,729	10,228
Spark Therapeutics, Inc.* (e)	1,837	200,545
Spectrum Pharmaceuticals, Inc.*	6,109	47,406
Spero Therapeutics, Inc.*	494	5,419
SpringWorks Therapeutics, Inc.*	853	16,292
Stemline Therapeutics, Inc.*	2,402	24,020
Stoke Therapeutics, Inc.*	399	11,308
Sutro Biopharma, Inc.*	491	4,925
Syndax Pharmaceuticals, Inc.*	890	5,981
Synlogic, Inc.*	698	1,494
Synthorx, Inc.*	425	5,839
Syros Pharmaceuticals, Inc.*	1,553	8,037
TCR2 Therapeutics, Inc.*	528	6,563
TG Therapeutics, Inc.* (e)	4,385	29,950
Tocagen, Inc.*	956	603
Translate Bio, Inc.*	1,608	14,705
Turning Point Therapeutics, Inc.*	365	14,001
Twist Bioscience Corp.*	1,168	27,822
Tyme Technologies, Inc.* (e)	2,649	3,523
Ultragenyx Pharmaceutical, Inc.*	2,921	117,249
United Therapeutics Corp.*	2,314	207,890
UNITY Biotechnology, Inc.*	1,622	10,121
UroGen Pharma Ltd.*	1,016	22,992
Vanda Pharmaceuticals, Inc.*	2,348	31,721
VBI Vaccines, Inc.*	3,740	2,188
Veracyte, Inc.*	2,520	57,784
Vericel Corp.*	2,368	37,580
Vertex Pharmaceuticals, Inc.*	13,711	2,680,226
Viela Bio, Inc.*	537	11,680
Viking Therapeutics, Inc.* (e)	3,479	22,509
Vir Biotechnology, Inc.*	520	7,332
Voyager Therapeutics, Inc.*	1,306	20,099
X4 Pharmaceuticals, Inc.*	541	6,627
XBiotech, Inc.* (e)	852	9,261
Xencor, Inc.*	2,532	86,620
Y-mAbs Therapeutics, Inc.*	1,090	33,953
ZIOPHARM Oncology, Inc.* (e)	8,508	35,904

		43,260,468

Building Products 0.3%
AAON, Inc.	2,189	106,517
Advanced Drainage Systems, Inc.	1,913	70,819
Allegion plc	5,049	585,886
American Woodmark Corp.*	874	86,666
AO Smith Corp.	7,292	362,267
Apogee Enterprises, Inc.	1,391	52,218
Armstrong Flooring, Inc.*	800	4,912
Armstrong World Industries, Inc.	2,617	244,768
Builders FirstSource, Inc.*	6,103	137,989
Caesarstone Ltd.	1,269	21,433
Continental Building Products, Inc.*	1,835	54,885
Cornerstone Building Brands, Inc.*	2,787	17,419
CSW Industrials, Inc.	804	55,653
Fortune Brands Home & Security, Inc.	7,492	449,895
Gibraltar Industries, Inc.*	1,751	93,206
Griffon Corp.	1,939	41,320

Common Stocks (continued)

	Shares	Value

Building Products (continued)
Insteel Industries, Inc.	1,015	$19,356
JELD-WEN Holding, Inc.*	3,680	62,891
Johnson Controls International plc	42,563	1,844,255
Lennox International, Inc.	1,887	466,768
Masco Corp.	15,518	717,707
Masonite International Corp.*	1,291	79,280
Owens Corning	5,753	352,544
Patrick Industries, Inc.*	1,234	60,972
PGT Innovations, Inc.*	2,955	52,185
Quanex Building Products Corp.	1,753	33,815
Resideo Technologies, Inc.*	6,570	62,612
Simpson Manufacturing Co., Inc.	2,390	197,510
Trex Co., Inc.*	3,135	275,535
Universal Forest Products, Inc.	3,177	159,994

		6,771,277

Capital Markets 1.6%
Affiliated Managers Group, Inc.	2,394	191,233
Ameriprise Financial, Inc.	7,052	1,064,076
Ares Management Corp.	3,588	106,097
Artisan Partners Asset Management, Inc., Class A	2,746	75,103
Ashford, Inc.*	17	414
Assetmark Financial Holdings, Inc.*	633	17,369
Associated Capital Group, Inc., Class A	87	3,532
B. Riley Financial, Inc.	1,105	31,106
Bank of New York Mellon Corp. (The)	45,118	2,109,266
BGC Partners, Inc., Class A	15,729	81,791
BlackRock, Inc.	6,358	2,935,489
Blucora, Inc.*	2,598	56,195
Brightsphere Investment Group, Inc.	3,786	37,178
Cboe Global Markets, Inc.	5,866	675,470
Charles Schwab Corp. (The)	62,945	2,562,491
CME Group, Inc.	18,967	3,902,460
Cohen & Steers, Inc.	1,214	79,444
Cowen, Inc., Class A*	1,570	23,503
Diamond Hill Investment Group, Inc.	178	25,073
Donnelley Financial Solutions, Inc.*	1,776	20,069
E*TRADE Financial Corp.	12,668	529,396
Eaton Vance Corp.	6,024	274,694
Evercore, Inc., Class A	2,133	157,074
FactSet Research Systems, Inc.	2,011	509,829
Federated Investors, Inc., Class B	5,149	164,459
Focus Financial Partners, Inc., Class A*	1,579	34,549
Franklin Resources, Inc.	15,134	416,942
GAIN Capital Holdings, Inc.	882	3,722
GAMCO Investors, Inc., Class A	241	3,798
Goldman Sachs Group, Inc. (The)	17,324	3,696,595
Greenhill & Co., Inc.	948	15,358
Hamilton Lane, Inc., Class A	1,160	69,159
Houlihan Lokey, Inc.	1,902	89,889
Interactive Brokers Group, Inc., Class A	3,730	177,436
Intercontinental Exchange, Inc.	29,756	2,806,586
INTL. FCStone, Inc.*	865	34,600
Invesco Ltd.	21,236	357,190

20

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Capital Markets (continued)
Janus Henderson Group plc	8,059	$186,405
Ladenburg Thalmann Financial Services, Inc.	6,435	14,543
Lazard Ltd., Class A	4,682	174,779
Legg Mason, Inc.	4,585	170,837
LPL Financial Holdings, Inc.	4,409	356,424
MarketAxess Holdings, Inc.	1,975	727,965
Moelis & Co., Class A	2,544	90,770
Moody’s Corp.	8,773	1,936,113
Morgan Stanley	63,920	2,943,516
Morningstar, Inc.	1,057	171,065
MSCI, Inc.	4,408	1,033,940
Nasdaq, Inc.	6,126	611,191
Northern Trust Corp.	10,650	1,061,592
Oppenheimer Holdings, Inc., Class A	567	15,422
Piper Jaffray Cos.	740	58,120
PJT Partners, Inc., Class A	1,184	49,172
Pzena Investment Management, Inc., Class A	793	6,582
Raymond James Financial, Inc.	6,684	558,047
S&P Global, Inc.	13,165	3,396,438
Safeguard Scientifics, Inc.*	880	9,953
Sculptor Capital Management, Inc.	930	16,712
SEI Investments Co.	6,947	416,264
Siebert Financial Corp.*	351	3,148
Silvercrest Asset Management Group, Inc., Class A	392	4,712
State Street Corp.	20,014	1,322,325
Stifel Financial Corp.	3,424	191,676
T. Rowe Price Group, Inc.	12,282	1,422,256
TD Ameritrade Holding Corp.	14,400	552,672
Value Line, Inc.	47	951
Virtu Financial, Inc., Class A	2,744	46,538
Virtus Investment Partners, Inc.	346	37,534
Waddell & Reed Financial, Inc., Class A (e)	3,936	65,180
Westwood Holdings Group, Inc.	483	14,601
WisdomTree Investments, Inc.	7,048	36,015

		41,042,093

Chemicals 1.2%
Advanced Emissions Solutions, Inc.	738	10,207
AdvanSix, Inc.*	1,528	34,777
Air Products & Chemicals, Inc.	11,759	2,507,724
Albemarle Corp. (e)	5,660	343,789
American Vanguard Corp.	1,615	22,578
Amyris, Inc.* (e)	1,666	5,523
Ashland Global Holdings, Inc.	3,268	252,845
Axalta Coating Systems Ltd.*	11,096	327,221
Balchem Corp.	1,719	173,980
Cabot Corp.	3,065	133,603
Celanese Corp.	6,552	793,775
CF Industries Holdings, Inc.	11,664	528,962
Chase Corp.	396	46,391
Chemours Co. (The)	8,776	144,014
Corteva, Inc.	40,123	1,058,445
Dow, Inc.	40,026	2,020,913
DuPont de Nemours, Inc.	40,118	2,644,177
Eastman Chemical Co.	7,357	559,426

Common Stocks (continued)

	Shares	Value

Chemicals (continued)
Ecolab, Inc.	13,500	$2,592,945
Element Solutions, Inc.*	12,185	132,329
Ferro Corp.*	4,419	49,184
Flotek Industries, Inc.*	2,411	4,605
FMC Corp.	7,049	644,984
FutureFuel Corp.	1,501	18,507
GCP Applied Technologies, Inc.*	2,882	59,542
Hawkins, Inc.	528	22,572
HB Fuller Co.	2,717	132,590
Huntsman Corp.	11,861	262,484
Ingevity Corp.*	2,235	188,209
Innophos Holdings, Inc.	1,077	35,132
Innospec, Inc.	1,311	119,773
International Flavors & Fragrances, Inc. (e)	5,737	699,971
Intrepid Potash, Inc.*	5,393	16,664
Koppers Holdings, Inc.*	1,009	32,389
Kraton Corp.*	1,670	37,441
Kronos Worldwide, Inc.	1,266	16,053
Linde plc	29,077	5,767,423
Livent Corp.*	7,808	53,563
LSB Industries, Inc.*	1,019	4,310
LyondellBasell Industries NV, Class A	14,217	1,275,265
Marrone Bio Innovations, Inc.*	2,353	3,106
Minerals Technologies, Inc.	1,902	94,054
Mosaic Co. (The)	18,813	374,003
NewMarket Corp.	368	178,660
Olin Corp.	8,833	161,997
OMNOVA Solutions, Inc.*	2,567	25,952
Orion Engineered Carbons SA	3,191	52,843
PolyOne Corp.	4,103	131,501
PPG Industries, Inc.	12,659	1,583,894
PQ Group Holdings, Inc.*	2,111	34,768
Quaker Chemical Corp.	704	107,628
Rayonier Advanced Materials, Inc.	2,676	11,159
RPM International, Inc.	6,851	496,218
Scotts Miracle-Gro Co. (The)	2,110	211,823
Sensient Technologies Corp.	2,255	141,073
Sherwin-Williams Co. (The)	4,425	2,532,516
Stepan Co.	1,095	107,003
Trecora Resources*	962	8,437
Tredegar Corp.	1,402	27,872
Trinseo SA	2,176	92,480
Tronox Holdings plc, Class A	4,930	41,856
Valhi, Inc.	1,332	2,518
Valvoline, Inc.	10,071	214,915
Westlake Chemical Corp.	1,895	119,745
WR Grace & Co.	3,069	203,935

		30,734,241

Commercial Services & Supplies 0.4%
ABM Industries, Inc.	3,547	129,324
ACCO Brands Corp.	5,338	48,843
ADT, Inc. (e)	5,946	46,022
Advanced Disposal Services, Inc.*	3,900	127,842
Brady Corp., Class A	2,564	144,456
BrightView Holdings, Inc.*	1,676	29,833
Brink’s Co. (The)	2,664	226,333
Casella Waste Systems, Inc., Class A*	2,397	104,485

21

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Commercial Services & Supplies (continued)
CECO Environmental Corp.*	1,790	$12,279
Charah Solutions, Inc.*	435	831
Cimpress NV*	1,158	152,995
Cintas Corp.	4,471	1,201,224
Clean Harbors, Inc.*	2,763	227,837
CompX International, Inc.	75	1,099
Copart, Inc.*	10,609	876,728
Covanta Holding Corp.	6,308	91,088
Deluxe Corp.	2,315	119,986
Ennis, Inc.	1,362	26,682
Healthcare Services Group, Inc.	3,956	96,368
Heritage-Crystal Clean, Inc.*	823	21,842
Herman Miller, Inc.	3,182	147,963
HNI Corp.	2,323	88,274
IAA, Inc.*	7,190	274,298
Interface, Inc.	3,074	51,121
KAR Auction Services, Inc.	7,164	178,097
Kimball International, Inc., Class B	1,923	39,152
Knoll, Inc.	2,597	69,444
LSC Communications, Inc.	1,456	1,420
Matthews International Corp., Class A	1,618	59,834
McGrath RentCorp	1,300	99,203
Mobile Mini, Inc.	2,418	90,965
MSA Safety, Inc.	1,887	226,572
NL Industries, Inc.*	365	1,507
NRC Group Holdings Corp.* (e)	467	5,716
PICO Holdings, Inc.*	823	8,872
Pitney Bowes, Inc.	8,765	38,566
Quad/Graphics, Inc.	1,937	8,775
Republic Services, Inc.	11,408	998,314
Rollins, Inc.	7,624	290,551
RR Donnelley & Sons Co.	3,128	13,638
SP Plus Corp.*	1,234	54,506
Steelcase, Inc., Class A	4,649	81,218
Stericycle, Inc.*	4,752	273,715
Team, Inc.*	1,600	29,056
Tetra Tech, Inc.	2,916	255,063
UniFirst Corp.	810	162,680
US Ecology, Inc.	1,154	71,813
Viad Corp.	1,045	63,766
VSE Corp.	544	20,900
Waste Management, Inc.	22,697	2,546,830

		9,937,926

Communications Equipment 0.6%
Acacia Communications, Inc.*	2,033	133,487
ADTRAN, Inc.	2,572	22,659
Applied Optoelectronics, Inc.* (e)	859	8,040
Arista Networks, Inc.*	3,141	768,194
CalAmp Corp.*	1,847	20,723
Calix, Inc.*	2,656	20,318
Cambium Networks Corp.*	188	1,647
Casa Systems, Inc.*	1,417	9,522
Ciena Corp.*	8,264	306,760
Cisco Systems, Inc.	229,704	10,913,237
Clearfield, Inc.*	507	6,251
CommScope Holding Co., Inc.*	10,164	113,837
Comtech Telecommunications Corp.	1,289	45,051

Common Stocks (continued)

	Shares	Value

Communications Equipment (continued)
DASAN Zhone Solutions, Inc.*	353	$2,660
Digi International, Inc.*	1,552	22,380
EchoStar Corp., Class A*	2,554	99,606
Extreme Networks, Inc.*	6,383	41,107
F5 Networks, Inc.*	3,209	462,353
Harmonic, Inc.*	4,363	33,944
Infinera Corp.*	9,185	51,344
Inseego Corp.* (e)	2,021	11,580
InterDigital, Inc.	1,688	90,528
Juniper Networks, Inc.	18,339	455,174
KVH Industries, Inc.*	729	7,450
Lumentum Holdings, Inc.*	4,059	254,337
Motorola Solutions, Inc.	8,841	1,470,435
NETGEAR, Inc.*	1,660	45,102
NetScout Systems, Inc.*	3,918	94,894
Plantronics, Inc.	1,801	70,995
Ribbon Communications, Inc.*	3,447	14,788
TESSCO Technologies, Inc.	294	3,907
Ubiquiti, Inc. (e)	813	102,918
ViaSat, Inc.*	3,027	208,379
Viavi Solutions, Inc.*	12,249	195,494

		16,109,101

Construction & Engineering 0.1%
AECOM*	8,360	334,484
Aegion Corp.*	1,651	35,777
Ameresco, Inc., Class A*	1,244	18,336
Arcosa, Inc.	2,599	99,828
Argan, Inc.	808	30,583
Comfort Systems USA, Inc.	1,951	98,350
Concrete Pumping Holdings, Inc.*	734	2,525
Construction Partners, Inc., Class A*	563	9,638
Dycom Industries, Inc.*	1,621	73,901
EMCOR Group, Inc.	2,991	262,341
Fluor Corp.	6,308	101,622
Granite Construction, Inc.	2,506	58,991
Great Lakes Dredge & Dock Corp.*	3,198	34,378
IES Holdings, Inc.*	372	7,217
Jacobs Engineering Group, Inc.	7,079	662,453
MasTec, Inc.*	3,202	201,534
MYR Group, Inc.*	922	31,726
Northwest Pipe Co.*	578	17,629
NV5 Global, Inc.*	554	40,126
Primoris Services Corp.	2,295	46,910
Quanta Services, Inc.	7,598	319,496
Sterling Construction Co., Inc.*	1,458	23,685
Tutor Perini Corp.*	2,146	33,199
Valmont Industries, Inc.	1,146	157,220
WillScot Corp.*	2,783	43,860

		2,745,809

Construction Materials 0.1%
Eagle Materials, Inc.	2,278	208,073
Forterra, Inc.*	836	6,864
Martin Marietta Materials, Inc.	3,342	875,303
Summit Materials, Inc., Class A*	6,009	137,786
United States Lime & Minerals, Inc.	90	7,965

22

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Construction Materials (continued)
US Concrete, Inc.*	881	$46,041
Vulcan Materials Co.	6,955	993,661

		2,275,693

Consumer Finance 0.5%
Ally Financial, Inc.	20,740	635,266
American Express Co.	36,583	4,290,454
Capital One Financial Corp.	25,030	2,334,047
Credit Acceptance Corp.*	562	246,049
Curo Group Holdings Corp.*	757	10,590
Discover Financial Services	16,978	1,362,654
Elevate Credit, Inc.*	1,011	4,135
Encore Capital Group, Inc.*	1,614	53,569
Enova International, Inc.*	1,810	42,517
EZCORP, Inc., Class A*	2,749	14,460
FirstCash, Inc.	2,253	190,131
Green Dot Corp., Class A*	2,602	75,042
LendingClub Corp.*	3,491	44,126
Medallion Financial Corp.*	927	6,341
Navient Corp.	10,989	151,319
Nelnet, Inc., Class A	940	57,594
OneMain Holdings, Inc.	3,502	140,080
Oportun Financial Corp.*	731	11,784
PRA Group, Inc.*	2,479	84,112
Regional Management Corp.*	538	15,564
Santander Consumer USA Holdings, Inc.	5,629	141,175
SLM Corp.	23,100	194,964
Synchrony Financial	35,397	1,251,992
World Acceptance Corp.*	334	34,673

		11,392,638

Containers & Packaging 0.3%
AptarGroup, Inc.	3,432	405,491
Ardagh Group SA	1,060	19,790
Avery Dennison Corp.	4,526	578,694
Ball Corp.	17,782	1,244,207
Berry Global Group, Inc.*	7,083	294,015
Crown Holdings, Inc.*	6,983	508,642
Graphic Packaging Holding Co.	15,773	247,005
Greif, Inc., Class A	1,705	69,740
International Paper Co.	21,156	924,094
Myers Industries, Inc.	1,963	33,234
Owens-Illinois, Inc.	8,326	70,771
Packaging Corp. of America	4,926	539,200
Sealed Air Corp.	8,361	349,239
Silgan Holdings, Inc.	4,146	127,573
Sonoco Products Co.	5,296	305,579
UFP Technologies, Inc.*	395	16,436
Westrock Co.	13,633	509,465

		6,243,175

Distributors 0.1%
Core-Mark Holding Co., Inc.	2,417	73,767
Funko, Inc., Class A*	961	17,298
Genuine Parts Co.	7,560	775,505
Greenlane Holdings, Inc., Class A* (e)	284	1,116
LKQ Corp.*	16,626	565,118

Common Stocks (continued)

	Shares	Value

Distributors (continued)
Pool Corp.	2,066	$428,488
Weyco Group, Inc.	277	6,833

		1,868,125

Diversified Consumer Services 0.1%
Adtalem Global Education, Inc.*	3,019	89,906
American Public Education, Inc.*	854	18,549
Bright Horizons Family Solutions, Inc.*	3,088	458,630
Career Education Corp.*	3,622	51,288
Carriage Services, Inc.	937	24,137
Chegg, Inc.*	6,381	195,641
Collectors Universe, Inc.	361	10,346
frontdoor, Inc.*	4,570	220,411
Graham Holdings Co., Class B	225	141,673
Grand Canyon Education, Inc.*	2,569	236,245
H&R Block, Inc.	10,522	262,945
Houghton Mifflin Harcourt Co.*	5,392	34,832
K12, Inc.*	2,033	40,233
Laureate Education, Inc., Class A*	5,525	85,389
OneSpaWorld Holdings Ltd.*	2,421	37,647
Regis Corp.*	1,600	32,960
Select Interior Concepts, Inc., Class A*	1,283	14,703
Service Corp. International	9,489	431,560
ServiceMaster Global Holdings, Inc.*	7,102	286,779
Strategic Education, Inc.	1,138	140,008
WW International, Inc.*	2,495	87,001

		2,900,883

Diversified Financial Services 0.9%
AXA Equitable Holdings, Inc.	15,897	343,375
Banco Latinoamericano de Comercio Exterior SA, Class E	1,643	33,895
Berkshire Hathaway, Inc., Class B*	104,856	22,290,289
Cannae Holdings, Inc.*	3,607	105,325
FGL Holdings	7,779	70,244
GWG Holdings, Inc.*	83	851
Jefferies Financial Group, Inc.	14,202	265,151
Marlin Business Services Corp.	395	9,377
On Deck Capital, Inc.*	3,922	17,492
Voya Financial, Inc.	7,576	408,801

		23,544,800

Diversified Telecommunication Services 1.2%
Anterix, Inc.*	573	23,241
AT&T, Inc.	391,233	15,058,558
ATN International, Inc.	590	34,946
Bandwidth, Inc., Class A*	864	48,514
CenturyLink, Inc.	58,281	754,156
Cincinnati Bell, Inc.*	2,222	11,354
Cogent Communications Holdings, Inc.	2,259	132,468
Consolidated Communications Holdings, Inc.	3,790	15,160
Frontier Communications Corp.* (e)	4,716	4,292
GCI Liberty, Inc., Class A*	5,274	369,074
IDT Corp., Class B*	746	5,080
Intelsat SA*	3,577	90,820

23

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Diversified Telecommunication Services (continued)
Iridium Communications, Inc.*	5,294	$129,544
Ooma, Inc.*	889	10,090
ORBCOMM, Inc.*	4,008	16,072
Pareteum Corp.*	4,839	1,790
Verizon Communications, Inc.	221,895	13,417,991
Vonage Holdings Corp.*	12,156	118,764
Zayo Group Holdings, Inc.*	11,841	404,252

		30,646,166

Electric Utilities 1.2%
ALLETE, Inc.	2,769	238,300
Alliant Energy Corp.	12,770	681,152
American Electric Power Co., Inc.	26,437	2,495,388
Avangrid, Inc.	3,022	151,251
Duke Energy Corp.	39,075	3,683,210
Edison International	18,652	1,173,211
El Paso Electric Co.	2,170	144,761
Entergy Corp.	10,567	1,283,679
Evergy, Inc.	12,523	800,345
Eversource Energy	17,357	1,453,475
Exelon Corp.	51,912	2,361,477
FirstEnergy Corp.	28,542	1,379,149
Genie Energy Ltd., Class B	646	4,813
Hawaiian Electric Industries, Inc.	5,614	253,472
IDACORP, Inc.	2,700	290,574
MGE Energy, Inc.	1,883	145,066
NextEra Energy, Inc.	25,626	6,107,701
OGE Energy Corp.	10,482	451,355
Otter Tail Corp.	2,108	119,481
PG&E Corp.*	28,738	177,314
Pinnacle West Capital Corp.	6,015	566,132
PNM Resources, Inc.	4,263	222,316
Portland General Electric Co.	4,825	274,446
PPL Corp.	38,962	1,304,837
Southern Co. (The)	55,797	3,496,240
Spark Energy, Inc., Class A	532	5,091
Xcel Energy, Inc.	27,671	1,757,385

		31,021,621

Electrical Equipment 0.4%
Acuity Brands, Inc.	2,131	265,927
Allied Motion Technologies, Inc.	418	15,825
American Superconductor Corp.*	943	7,384
AMETEK, Inc.	12,182	1,116,480
Atkore International Group, Inc.*	2,434	84,460
AZZ, Inc.	1,417	54,965
Bloom Energy Corp., Class A* (e)	2,978	9,113
Eaton Corp. plc	22,561	1,965,289
Emerson Electric Co.	32,782	2,299,657
Encore Wire Corp.	1,061	59,628
Energous Corp.* (e)	1,258	3,447
EnerSys	2,295	153,444
Generac Holdings, Inc.*	3,259	314,754
GrafTech International Ltd.	3,321	40,118
Hubbell, Inc.	2,903	411,355
nVent Electric plc	8,178	188,585
Plug Power, Inc.* (e)	12,624	33,454
Powell Industries, Inc.	504	19,737
Preformed Line Products Co.	139	7,589

Common Stocks (continued)

	Shares	Value

Electrical Equipment (continued)
Regal Beloit Corp.	2,246	$166,316
Rockwell Automation, Inc.	6,198	1,065,994
Sensata Technologies Holding plc*	8,293	424,519
Sunrun, Inc.*	5,997	93,193
Thermon Group Holdings, Inc.*	1,778	42,370
TPI Composites, Inc.*	1,541	31,637
Vicor Corp.*	951	34,569
Vivint Solar, Inc.* (e)	2,449	17,167

		8,926,976

Electronic Equipment, Instruments & Components 0.5%
Airgain, Inc.*	407	4,628
Akoustis Technologies, Inc.* (e)	1,127	9,208
Amphenol Corp., Class A	15,570	1,562,138
Anixter International, Inc.*	1,631	134,965
Arlo Technologies, Inc.*	3,706	12,637
Arrow Electronics, Inc.*	4,444	352,320
Avnet, Inc.	5,536	219,004
AVX Corp.	2,550	39,066
Badger Meter, Inc.	1,536	88,781
Bel Fuse, Inc., Class B	455	6,693
Belden, Inc.	2,088	107,073
Benchmark Electronics, Inc.	2,007	68,037
CDW Corp.	7,762	992,837
Coda Octopus Group, Inc.* (e)	207	1,519
Cognex Corp.	8,729	449,456
Coherent, Inc.*	1,288	191,809
Corning, Inc.	41,427	1,227,482
CTS Corp.	1,710	45,623
Daktronics, Inc.	1,651	11,326
Dolby Laboratories, Inc., Class A	3,359	216,084
ePlus, Inc.*	697	54,457
Fabrinet*	1,946	109,424
FARO Technologies, Inc.*	933	44,485
Fitbit, Inc., Class A* (e)	11,632	71,886
FLIR Systems, Inc.	7,247	373,655
II-VI, Inc.* (e)	4,779	158,424
Insight Enterprises, Inc.*	1,891	116,070
IPG Photonics Corp.*	1,892	254,058
Iteris, Inc.*	1,798	9,637
Itron, Inc.*	1,832	139,708
Jabil, Inc.	7,981	293,860
KEMET Corp.	2,948	64,090
Keysight Technologies, Inc.*	10,065	1,015,659
Kimball Electronics, Inc.*	1,343	19,957
Knowles Corp.*	4,388	94,693
Littelfuse, Inc.	1,279	224,554
Methode Electronics, Inc.	1,947	66,977
MTS Systems Corp.	959	54,164
Napco Security Technologies, Inc.*	646	19,613
National Instruments Corp.	6,978	288,819
nLight, Inc.*	1,761	23,527
Novanta, Inc.*	1,800	160,290
OSI Systems, Inc.*	893	88,621
PAR Technology Corp.* (e)	658	16,490
PC Connection, Inc.	610	29,792
Plexus Corp.*	1,553	114,829
Rogers Corp.*	985	133,448
Sanmina Corp.*	3,616	111,120

24

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Electronic Equipment, Instruments & Components (continued)
ScanSource, Inc.*	1,344	$43,411
SYNNEX Corp.	2,223	261,736
Tech Data Corp.*	1,943	236,075
Trimble, Inc.*	13,495	537,641
TTM Technologies, Inc.*	5,128	60,049
Vishay Intertechnology, Inc.	7,088	142,823
Vishay Precision Group, Inc.*	568	19,340
Wrap Technologies, Inc.* (e)	371	1,458
Zebra Technologies Corp., Class A*	2,857	679,595

		11,875,121

Energy Equipment & Services 0.2%
Apergy Corp.*	4,171	104,984
Archrock, Inc.	7,076	68,213
Baker Hughes Co.	33,958	726,701
Cactus, Inc., Class A*	2,545	75,637
Covia Holdings Corp.*	1,847	2,549
Diamond Offshore Drilling, Inc.* (e)	3,513	18,584
DMC Global, Inc.	755	33,779
Dril-Quip, Inc.*	1,912	78,430
Era Group, Inc.*	875	8,461
Exterran Corp.*	1,664	21,083
Forum Energy Technologies, Inc.*	4,817	5,588
Frank’s International NV*	5,760	28,224
FTS International, Inc.*	1,487	2,260
Geospace Technologies Corp.*	592	8,637
Halliburton Co.	46,764	900,207
Helix Energy Solutions Group, Inc.*	7,452	64,013
Helmerich & Payne, Inc.	5,077	190,388
Independence Contract Drilling, Inc.*	2,162	1,924
KLX Energy Services Holdings, Inc.*	1,130	8,972
Liberty Oilfield Services, Inc., Class A (e)	2,806	25,843
Mammoth Energy Services, Inc.	591	946
Matrix Service Co.*	1,440	27,014
McDermott International, Inc.* (e)	9,671	15,764
Nabors Industries Ltd.	18,477	34,182
National Energy Services Reunited Corp.*	1,071	7,401
National Oilwell Varco, Inc.	20,750	469,365
Natural Gas Services Group, Inc.*	562	6,682
NCS Multistage Holdings, Inc.*	508	1,143
Newpark Resources, Inc.*	4,781	28,686
NexTier Oilfield Solutions, Inc.*	8,478	36,624
Nine Energy Service, Inc.*	957	5,407
Noble Corp. plc*	13,101	16,114
Oceaneering International, Inc.*	5,300	75,048
Oil States International, Inc.*	3,112	44,408
Pacific Drilling SA* (e)	1,649	4,123
Parker Drilling Co.*	417	7,702
Patterson-UTI Energy, Inc.	10,789	89,765
ProPetro Holding Corp.*	4,276	33,139
RigNet, Inc.*	657	3,443
RPC, Inc. (e)	3,160	13,082
Schlumberger Ltd.	74,449	2,433,738
SEACOR Holdings, Inc.*	954	40,936
SEACOR Marine Holdings, Inc.*	1,165	15,157
Seadrill Ltd.* (e)	3,552	6,252
Select Energy Services, Inc., Class A*	3,176	24,138

Common Stocks (continued)

	Shares	Value

Energy Equipment & Services (continued)
Smart Sand, Inc.*	977	$2,276
Solaris Oilfield Infrastructure, Inc., Class A	1,589	16,907
TETRA Technologies, Inc.*	5,419	9,212
Tidewater, Inc.*	2,104	34,148
Transocean Ltd.* (e)	31,155	147,986
US Silica Holdings, Inc.	3,901	17,398
US Well Services, Inc.*	884	1,688

		6,044,351

Entertainment 1.1%
Activision Blizzard, Inc.	40,664	2,278,404
AMC Entertainment Holdings, Inc., Class A (e)	2,780	26,049
Cinemark Holdings, Inc.	5,750	210,450
Electronic Arts, Inc.*	15,583	1,502,201
Eros International plc* (e)	3,876	8,682
Gaia, Inc.*	472	3,271
Glu Mobile, Inc.*	6,119	36,286
IMAX Corp.*	2,709	57,837
Liberty Media Corp.-Liberty Braves, Class C*	1,885	55,438
Liberty Media Corp.-Liberty Formula One, Class A*	1,350	54,580
Liberty Media Corp-Liberty Braves, Class A*	448	13,225
Liberty Media Corp-Liberty Formula One, Class C*	10,622	451,435
Lions Gate Entertainment Corp., Class A* (e)	8,645	66,093
Live Nation Entertainment, Inc.*	6,767	477,073
LiveXLive Media, Inc.* (e)	1,482	2,519
Madison Square Garden Co. (The), Class A*	1,006	268,522
Marcus Corp. (The)	1,168	42,165
Netflix, Inc.*	22,642	6,507,537
Reading International, Inc., Class A*	754	8,573
Rosetta Stone, Inc.*	1,097	21,019
Spotify Technology SA*	6,315	911,254
Take-Two Interactive Software, Inc.*	6,054	728,599
Viacom, Inc., Class A	19,619	424,293
Walt Disney Co. (The)	93,617	12,162,721
World Wrestling Entertainment, Inc., Class A (e)	2,355	131,974
Zynga, Inc., Class A*	45,710	282,031

		26,732,231

Equity Real Estate Investment Trusts (REITs) 2.6%
Acadia Realty Trust	4,057	113,515
Agree Realty Corp.	2,170	170,931
Alexander & Baldwin, Inc.	3,582	84,213
Alexander’s, Inc.	111	38,339
Alexandria Real Estate Equities, Inc.	5,987	950,436
American Assets Trust, Inc.	2,585	126,562
American Campus Communities, Inc.	7,324	366,054
American Finance Trust, Inc.	5,719	84,641
American Homes 4 Rent, Class A	13,752	364,015
American Tower Corp.	23,527	5,130,768
Americold Realty Trust	10,232	410,201

25

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Apartment Investment & Management Co., Class A	7,906	$433,881
Apple Hospitality REIT, Inc.	11,333	186,768
Armada Hoffler Properties, Inc.	2,823	52,903
Ashford Hospitality Trust, Inc.	5,381	14,690
AvalonBay Communities, Inc.	7,453	1,622,220
Bluerock Residential Growth REIT, Inc.	1,199	14,412
Boston Properties, Inc.	8,291	1,137,525
Braemar Hotels & Resorts, Inc.	1,742	16,079
Brandywine Realty Trust	9,486	144,946
Brixmor Property Group, Inc.	15,401	339,130
Brookfield Property REIT, Inc., Class A	3,594	67,927
BRT Apartments Corp.	445	7,431
Camden Property Trust	5,022	574,366
CareTrust REIT, Inc.	5,091	123,406
CatchMark Timber Trust, Inc., Class A	2,616	30,006
CBL & Associates Properties, Inc.	7,694	11,079
Cedar Realty Trust, Inc.	3,851	12,862
Chatham Lodging Trust	2,522	45,522
CIM Commercial Trust Corp.	60	873
City Office REIT, Inc.	2,065	27,960
Clipper Realty, Inc.	649	6,256
Colony Capital, Inc.	25,780	144,368
Columbia Property Trust, Inc.	5,820	119,426
Community Healthcare Trust, Inc.	1,021	49,437
CoreCivic, Inc.	6,370	97,206
CorEnergy Infrastructure Trust, Inc.	723	34,827
CorePoint Lodging, Inc.	2,149	21,168
CoreSite Realty Corp.	1,967	231,122
Corporate Office Properties Trust	6,014	178,255
Cousins Properties, Inc.	7,813	313,536
Crown Castle International Corp.	22,211	3,082,665
CubeSmart	10,262	325,305
CyrusOne, Inc.	6,009	428,322
DiamondRock Hospitality Co.	9,795	97,754
Digital Realty Trust, Inc.	11,174	1,419,545
Douglas Emmett, Inc.	8,804	381,389
Duke Realty Corp.	19,245	676,269
Easterly Government Properties, Inc.	4,048	90,351
EastGroup Properties, Inc.	1,954	261,738
Empire State Realty Trust, Inc., Class A	8,066	116,715
EPR Properties	3,979	309,526
Equinix, Inc.	4,483	2,540,875
Equity Commonwealth	6,406	206,145
Equity LifeStyle Properties, Inc.	9,234	645,826
Equity Residential	19,595	1,737,293
Essential Properties Realty Trust, Inc.	3,925	100,716
Essex Property Trust, Inc.	3,519	1,151,170
Extra Space Storage, Inc.	6,627	744,013
Farmland Partners, Inc.	1,244	8,335
Federal Realty Investment Trust	3,999	543,904
First Industrial Realty Trust, Inc.	6,731	283,442
Four Corners Property Trust, Inc.	3,651	104,601
Franklin Street Properties Corp.	5,719	49,183
Front Yard Residential Corp.	2,652	32,805
Gaming and Leisure Properties, Inc.	10,850	437,906

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
GEO Group, Inc. (The)	6,403	$97,454
Getty Realty Corp.	1,967	65,973
Gladstone Commercial Corp.	1,597	37,625
Gladstone Land Corp.	830	9,927
Global Medical REIT, Inc.	1,610	19,481
Global Net Lease, Inc.	4,582	89,257
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	3,384	101,046
HCP, Inc.	26,309	989,745
Healthcare Realty Trust, Inc.	6,856	238,383
Healthcare Trust of America, Inc., Class A	10,920	338,520
Hersha Hospitality Trust	1,865	25,737
Highwoods Properties, Inc.	5,483	256,604
Host Hotels & Resorts, Inc.	38,979	638,866
Hudson Pacific Properties, Inc.	8,203	294,652
Independence Realty Trust, Inc.	4,804	73,982
Industrial Logistics Properties Trust	3,504	74,425
Innovative Industrial Properties, Inc.	553	42,028
Investors Real Estate Trust	649	49,110
Invitation Homes, Inc.	24,985	769,288
Iron Mountain, Inc.	15,299	501,807
iStar, Inc.	3,164	41,164
JBG SMITH Properties	6,518	262,415
Jernigan Capital, Inc.	1,226	23,282
Kilroy Realty Corp.	5,179	434,673
Kimco Realty Corp.	21,642	466,602
Kite Realty Group Trust	4,398	78,372
Lamar Advertising Co., Class A	4,578	366,286
Lexington Realty Trust	12,347	134,335
Liberty Property Trust	8,278	488,981
Life Storage, Inc.	2,480	270,122
LTC Properties, Inc.	1,902	98,619
Macerich Co. (The)	6,766	186,065
Mack-Cali Realty Corp.	4,680	100,246
Medical Properties Trust, Inc.	23,402	485,123
Mid-America Apartment Communities, Inc.	6,079	844,920
Monmouth Real Estate Investment Corp.	5,023	75,747
National Health Investors, Inc.	2,233	191,569
National Retail Properties, Inc.	8,668	510,632
National Storage Affiliates Trust	3,171	108,353
New Senior Investment Group, Inc.	4,467	31,448
NexPoint Residential Trust, Inc.	1,044	50,916
Office Properties Income Trust	2,553	81,390
Omega Healthcare Investors, Inc.	11,486	505,843
One Liberty Properties, Inc.	897	25,484
Outfront Media, Inc.	7,638	200,956
Paramount Group, Inc.	10,837	145,974
Park Hotels & Resorts, Inc.	12,922	300,437
Pebblebrook Hotel Trust	6,948	178,633
Pennsylvania REIT	3,752	20,711
Physicians Realty Trust	9,960	185,953
Piedmont Office Realty Trust, Inc., Class A	6,216	139,487
PotlatchDeltic Corp.	3,531	149,962
Preferred Apartment Communities, Inc., Class A	2,384	34,139
Prologis, Inc.	33,648	2,952,948

26

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
PS Business Parks, Inc.	1,063	$191,925
Public Storage	7,954	1,772,628
QTS Realty Trust, Inc., Class A	2,932	157,126
Rayonier, Inc.	6,938	187,187
Realty Income Corp.	17,050	1,394,520
Regency Centers Corp.	8,912	599,243
Retail Opportunity Investments Corp.	6,013	112,233
Retail Properties of America, Inc., Class A	10,599	145,842
Retail Value, Inc.	834	30,533
Rexford Industrial Realty, Inc.	5,794	278,633
RLJ Lodging Trust	9,203	151,021
RPT Realty	4,065	58,943
Ryman Hospitality Properties, Inc.	2,450	206,217
Sabra Health Care REIT, Inc.	10,028	246,689
Safehold, Inc.	475	16,426
Saul Centers, Inc.	639	34,212
SBA Communications Corp.	5,976	1,438,124
Senior Housing Properties Trust	12,568	124,737
Seritage Growth Properties, Class A	1,819	79,108
Service Properties Trust	8,738	221,071
Simon Property Group, Inc.	16,450	2,478,686
SITE Centers Corp.	7,532	116,972
SL Green Realty Corp.	4,440	371,184
Spirit Realty Capital, Inc.	4,801	239,282
STAG Industrial, Inc.	6,840	212,314
STORE Capital Corp.	11,292	457,326
Summit Hotel Properties, Inc.	5,671	69,526
Sun Communities, Inc.	4,703	764,943
Sunstone Hotel Investors, Inc.	12,022	162,417
Tanger Factory Outlet Centers, Inc.	4,891	78,843
Taubman Centers, Inc.	3,160	113,065
Terreno Realty Corp.	3,429	193,430
UDR, Inc.	15,412	774,453
UMH Properties, Inc.	2,048	30,577
Uniti Group, Inc.	9,884	68,397
Universal Health Realty Income Trust	681	81,196
Urban Edge Properties	6,246	131,853
Urstadt Biddle Properties, Inc., Class A	1,332	32,408
Ventas, Inc.	19,871	1,293,602
VEREIT, Inc.	54,831	539,537
VICI Properties, Inc.	24,599	579,306
Vornado Realty Trust	9,289	609,637
Washington Prime Group, Inc.	9,513	40,145
Washington REIT	4,298	133,324
Weingarten Realty Investors	6,524	207,007
Welltower, Inc.	21,773	1,974,593
Weyerhaeuser Co.	40,046	1,169,744
Whitestone REIT	2,057	29,292
WP Carey, Inc.	9,051	833,235
Xenia Hotels & Resorts, Inc.	6,079	127,963

		65,921,427

Food & Staples Retailing 0.9%
Andersons, Inc. (The)	1,631	30,043
BJ’s Wholesale Club Holdings, Inc.*	6,019	160,707
Casey’s General Stores, Inc.	1,954	333,763

Common Stocks (continued)

	Shares	Value

Food & Staples Retailing (continued)
Chefs’ Warehouse, Inc. (The)*	1,275	$42,234
Costco Wholesale Corp.	23,609	7,014,470
Grocery Outlet Holding Corp.*	848	27,051
HF Foods Group, Inc.*	467	9,074
Ingles Markets, Inc., Class A	770	30,361
Kroger Co. (The)	42,638	1,050,600
Natural Grocers by Vitamin Cottage, Inc.*	403	3,534
Performance Food Group Co.*	5,499	234,313
PriceSmart, Inc.	1,253	92,847
Rite Aid Corp.* (e)	2,825	25,990
SpartanNash Co.	1,914	25,064
Sprouts Farmers Market, Inc.*	6,388	123,991
Sysco Corp.	25,466	2,033,970
United Natural Foods, Inc.*	2,850	21,375
US Foods Holding Corp.*	11,370	451,048
Village Super Market, Inc., Class A	371	9,832
Walgreens Boots Alliance, Inc.	40,821	2,236,174
Walmart, Inc.	75,267	8,825,809
Weis Markets, Inc.	533	20,515

		22,802,765

Food Products 0.7%
Alico, Inc.	182	5,979
Archer-Daniels-Midland Co.	29,923	1,257,963
B&G Foods, Inc. (e)	3,466	53,896
Beyond Meat, Inc.* (e)	774	65,364
Bridgford Foods Corp.*	80	1,974
Bunge Ltd.	7,393	399,222
Calavo Growers, Inc. (e)	872	75,629
Cal-Maine Foods, Inc.	1,716	68,451
Campbell Soup Co.	8,976	415,679
Conagra Brands, Inc.	25,936	701,569
Darling Ingredients, Inc.*	8,805	169,936
Dean Foods Co. (e)	5,000	4,900
Farmer Brothers Co.*	627	8,044
Flowers Foods, Inc.	10,002	217,243
Fresh Del Monte Produce, Inc.	1,616	51,550
Freshpet, Inc.*	1,821	95,165
General Mills, Inc.	31,968	1,625,892
Hain Celestial Group, Inc. (The)*	4,943	116,853
Hershey Co. (The)	7,665	1,125,759
Hormel Foods Corp.	14,919	610,038
Hostess Brands, Inc.*	6,233	79,658
Ingredion, Inc.	3,579	282,741
J&J Snack Foods Corp.	814	155,279
JM Smucker Co. (The)	5,795	612,416
John B Sanfilippo & Son, Inc.	468	49,664
Kellogg Co.	13,003	826,081
Kraft Heinz Co. (The)	33,121	1,070,802
Lamb Weston Holdings, Inc.	7,853	612,848
Lancaster Colony Corp.	1,011	140,711
Landec Corp.*	1,099	10,825
Limoneira Co.	900	17,028
McCormick & Co., Inc. (Non-Voting)	6,510	1,046,092
Mondelez International, Inc., Class A	76,224	3,997,949
Pilgrim’s Pride Corp.*	2,818	85,554
Post Holdings, Inc.*	3,479	357,989
Sanderson Farms, Inc.	1,075	166,421

27

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Food Products (continued)
Seaboard Corp.	14	$59,067
Seneca Foods Corp., Class A*	298	10,543
Simply Good Foods Co. (The)*	3,792	93,056
Tootsie Roll Industries, Inc.	740	25,367
TreeHouse Foods, Inc.*	2,987	161,358
Tyson Foods, Inc., Class A	15,338	1,269,833

		18,202,388

Gas Utilities 0.1%
Atmos Energy Corp.	6,259	704,012
Chesapeake Utilities Corp.	913	86,552
National Fuel Gas Co.	4,373	198,141
New Jersey Resources Corp.	4,730	206,228
Northwest Natural Holding Co.	1,630	113,057
ONE Gas, Inc.	2,797	259,674
RGC Resources, Inc.	342	9,976
South Jersey Industries, Inc.	4,945	159,031
Southwest Gas Holdings, Inc.	2,776	242,345
Spire, Inc.	2,651	222,843
UGI Corp.	10,864	517,887

		2,719,746

Health Care Equipment & Supplies 2.2%
Abbott Laboratories	92,379	7,723,808
ABIOMED, Inc.*	2,387	495,493
Accuray, Inc.*	4,936	12,834
Align Technology, Inc.*	4,246	1,071,223
Alphatec Holdings, Inc.*	1,716	11,806
AngioDynamics, Inc.*	1,952	29,866
Antares Pharma, Inc.*	9,187	30,868
Apyx Medical Corp.*	1,491	9,841
AtriCure, Inc.*	2,034	54,084
Atrion Corp.	77	64,944
Avanos Medical, Inc.*	2,540	111,862
Avedro, Inc.*	350	8,134
Axogen, Inc.*	1,742	21,662
Axonics Modulation Technologies, Inc.*	830	20,518
Baxter International, Inc.	25,803	1,979,090
Becton Dickinson and Co.	14,364	3,677,184
BioLife Solutions, Inc.*	304	5,171
BioSig Technologies, Inc.* (e)	709	4,701
Boston Scientific Corp.*	74,319	3,099,102
Cantel Medical Corp.	1,987	144,832
Cardiovascular Systems, Inc.*	1,901	84,632
Cerus Corp.*	7,396	32,173
Conformis, Inc.*	3,870	7,392
CONMED Corp.	1,470	161,729
Cooper Cos., Inc. (The)	2,576	749,616
CryoLife, Inc.*	1,919	43,082
CryoPort, Inc.*	1,649	23,135
Cutera, Inc.*	736	23,184
CytoSorbents Corp.* (e)	1,374	6,526
Danaher Corp.	34,090	4,698,284
Dentsply Sirona, Inc.	11,959	655,114
DexCom, Inc.*	4,851	748,218
Edwards Lifesciences Corp.*	11,082	2,641,727
ElectroCore, Inc.* (e)	566	894
Envista Holdings Corp.*	860	25,224

Common Stocks (continued)

	Shares	Value

Health Care Equipment & Supplies (continued)
GenMark Diagnostics, Inc.*	3,054	$17,133
Glaukos Corp.*	1,925	122,873
Globus Medical, Inc., Class A*	4,053	212,256
Haemonetics Corp.*	2,734	330,076
Heska Corp.*	376	30,463
Hill-Rom Holdings, Inc.	3,574	374,162
Hologic, Inc.*	14,255	688,659
ICU Medical, Inc.*	1,034	167,105
IDEXX Laboratories, Inc.*	4,554	1,297,936
Inogen, Inc.*	981	53,401
Insulet Corp.*	3,177	461,682
Integer Holdings Corp.*	1,733	134,203
Integra LifeSciences Holdings Corp.*	3,797	220,454
IntriCon Corp.*	370	7,652
Intuitive Surgical, Inc.*	6,125	3,386,819
Invacare Corp.	1,492	11,518
iRadimed Corp.*	202	5,100
iRhythm Technologies, Inc.*	1,323	88,403
Lantheus Holdings, Inc.*	2,077	43,305
LeMaitre Vascular, Inc.	878	30,379
LivaNova plc*	2,607	184,393
Masimo Corp.*	2,514	366,516
Medtronic plc	71,858	7,825,336
Meridian Bioscience, Inc.	2,272	22,243
Merit Medical Systems, Inc.*	2,864	59,156
Mesa Laboratories, Inc.	205	46,689
Misonix, Inc.*	663	11,503
Natus Medical, Inc.*	1,740	58,603
Neogen Corp.*	2,741	178,329
Neuronetics, Inc.*	584	5,203
Nevro Corp.*	1,584	136,541
Novocure Ltd.*	4,498	322,237
NuVasive, Inc.*	2,780	196,101
OraSure Technologies, Inc.*	3,340	28,524
Orthofix Medical, Inc.*	937	39,382
OrthoPediatrics Corp.* (e)	500	19,340
Penumbra, Inc.* (e)	1,697	264,681
Pulse Biosciences, Inc.*	509	7,167
Quidel Corp.*	1,894	107,769
ResMed, Inc.	7,535	1,114,577
Rockwell Medical, Inc.*	2,781	6,146
RTI Surgical Holdings, Inc.*	3,403	7,487
SeaSpine Holdings Corp.*	710	9,826
Senseonics Holdings, Inc.* (e)	5,515	6,453
Shockwave Medical, Inc.*	366	12,451
SI-BONE, Inc.*	929	15,468
Sientra, Inc.*	1,733	11,143
Silk Road Medical, Inc.*	598	19,806
Soliton, Inc.* (e)	237	2,635
STAAR Surgical Co.*	2,356	77,230
STERIS plc	4,505	637,773
Stryker Corp.	18,363	3,971,366
Surmodics, Inc.*	707	33,590
Tactile Systems Technology, Inc.*	942	42,786
Tandem Diabetes Care, Inc.*	2,963	182,462
Teleflex, Inc.	2,476	860,187
TransEnterix, Inc.*	11,216	2,559
TransMedics Group, Inc.*	300	5,382
Utah Medical Products, Inc.	201	20,596
Vapotherm, Inc.*	663	6,829

28

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Health Care Equipment & Supplies (continued)
Varex Imaging Corp.*	1,976	$59,300
Varian Medical Systems, Inc.*	4,896	591,486
ViewRay, Inc.*	3,674	9,552
West Pharmaceutical Services, Inc.	3,941	566,873
Wright Medical Group NV*	6,722	139,818
Zimmer Biomet Holdings, Inc.	10,915	1,508,780
Zynex, Inc. (e)	701	6,477

		55,970,283

Health Care Providers & Services 1.6%
Acadia Healthcare Co., Inc.*	4,678	140,293
Addus HomeCare Corp.*	566	47,663
Amedisys, Inc.*	1,677	215,528
American Renal Associates Holdings, Inc.*	833	6,931
AmerisourceBergen Corp.	8,127	693,883
AMN Healthcare Services, Inc.*	2,465	144,843
Anthem, Inc.	13,784	3,708,999
Apollo Medical Holdings, Inc.*	1,224	18,323
Avalon GloboCare Corp.* (e)	966	1,410
BioTelemetry, Inc.*	1,781	70,100
Brookdale Senior Living, Inc.*	9,943	73,081
Cardinal Health, Inc.	16,017	792,041
Catasys, Inc.* (e)	321	5,011
Centene Corp.*	21,817	1,158,046
Chemed Corp.	835	328,915
Cigna Corp.	19,901	3,551,532
Community Health Systems, Inc.* (e)	3,860	13,664
CorVel Corp.*	490	38,769
Covetrus, Inc.*	5,254	52,093
Cross Country Healthcare, Inc.*	2,023	21,869
CVS Health Corp.	69,606	4,621,142
DaVita, Inc.*	6,616	387,698
Diplomat Pharmacy, Inc.*	3,113	16,935
Encompass Health Corp.	5,226	334,569
Ensign Group, Inc. (The)	2,685	113,441
Enzo Biochem, Inc.*	1,978	6,251
Genesis Healthcare, Inc.*	3,789	4,850
Guardant Health, Inc.*	1,924	133,718
Hanger, Inc.*	1,960	44,316
HCA Healthcare, Inc.	14,412	1,924,578
HealthEquity, Inc.*	3,591	203,933
Henry Schein, Inc.*	7,805	488,476
Humana, Inc.	7,243	2,130,891
Joint Corp. (The)*	800	15,256
Laboratory Corp. of America Holdings*	5,266	867,679
LHC Group, Inc.*	1,618	179,549
Magellan Health, Inc.*	986	63,991
McKesson Corp.	9,879	1,313,907
MEDNAX, Inc.*	4,427	97,217
Molina Healthcare, Inc.*	3,327	391,388
National HealthCare Corp.	644	52,924
National Research Corp.	645	37,042
Option Care Health, Inc.*	7,150	25,311
Owens & Minor, Inc.	2,729	18,366
Patterson Cos., Inc.	4,464	76,468
Pennant Group, Inc. (The)*	1,342	24,143
PetIQ, Inc.*	976	24,127

Common Stocks (continued)

	Shares	Value

Health Care Providers & Services (continued)
Premier, Inc., Class A*	2,781	$90,605
Progyny, Inc.*	895	14,705
Providence Service Corp. (The)*	624	39,855
Quest Diagnostics, Inc.	7,200	729,000
R1 RCM, Inc.*	5,443	57,859
RadNet, Inc.*	2,243	35,036
Select Medical Holdings Corp.*	5,917	107,808
Surgery Partners, Inc.* (e)	1,081	8,594
Tenet Healthcare Corp.*	5,470	138,610
Tivity Health, Inc.*	2,424	39,293
Triple-S Management Corp., Class B*	1,234	18,670
UnitedHealth Group, Inc.	50,583	12,782,324
Universal Health Services, Inc., Class B	4,267	586,542
US Physical Therapy, Inc.	671	94,926
WellCare Health Plans, Inc.*	2,660	788,956

		40,213,943

Health Care Technology 0.1%
Allscripts Healthcare Solutions, Inc.*	8,850	96,819
Castlight Health, Inc., Class B*	5,809	8,772
Cerner Corp.	16,884	1,133,254
Change Healthcare, Inc.*	2,209	29,203
Computer Programs & Systems, Inc.	709	16,357
Evolent Health, Inc., Class A*	3,733	28,445
Health Catalyst, Inc.*	366	11,771
HealthStream, Inc.*	1,389	38,975
HMS Holdings Corp.*	4,659	152,303
Inovalon Holdings, Inc., Class A* (e)	3,710	57,987
Inspire Medical Systems, Inc.*	734	44,759
Livongo Health, Inc.* (e)	647	13,969
NextGen Healthcare, Inc.*	2,851	48,196
Omnicell, Inc.*	2,203	155,069
OptimizeRx Corp.*	624	8,112
Phreesia, Inc.*	458	13,570
Simulations Plus, Inc.	664	23,512
Tabula Rasa HealthCare, Inc.* (e)	1,052	53,589
Teladoc Health, Inc.* (e)	3,881	297,285
Veeva Systems, Inc., Class A*	6,948	985,435
Vocera Communications, Inc.*	1,693	33,725

		3,251,107

Hotels, Restaurants & Leisure 1.3%
Aramark	13,134	574,744
BBX Capital Corp.	2,951	13,191
Biglari Holdings, Inc., Class B*	36	3,005
BJ’s Restaurants, Inc.	1,135	44,935
Bloomin’ Brands, Inc.	4,664	92,394
Bluegreen Vacations Corp.	325	3,123
Boyd Gaming Corp.	4,287	116,821
Brinker International, Inc.	2,005	89,122
Caesars Entertainment Corp.*	30,547	375,117
Carnival Corp.	21,165	907,767
Carrols Restaurant Group, Inc.*	1,994	14,217
Century Casinos, Inc.*	1,603	11,846
Cheesecake Factory, Inc. (The) (e)	2,248	93,944
Chipotle Mexican Grill, Inc.*	1,378	1,072,304
Choice Hotels International, Inc.	1,784	157,848
Churchill Downs, Inc.	1,865	242,431

29

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Hotels, Restaurants & Leisure (continued)
Chuy’s Holdings, Inc.*	905	$22,055
Cracker Barrel Old Country Store, Inc. (e)	1,027	159,699
Darden Restaurants, Inc.	6,605	741,543
Dave & Buster’s Entertainment, Inc.	1,965	78,168
Del Taco Restaurants, Inc.*	1,594	12,170
Denny’s Corp.*	3,009	60,541
Dine Brands Global, Inc.	879	64,299
Domino’s Pizza, Inc.	2,203	598,379
Drive Shack, Inc.*	3,282	13,095
Dunkin’ Brands Group, Inc.	4,425	347,894
El Pollo Loco Holdings, Inc.*	929	10,795
Eldorado Resorts, Inc.* (e)	3,508	157,053
Empire Resorts, Inc.*	171	1,660
Everi Holdings, Inc.*	3,774	37,966
Extended Stay America, Inc.	10,179	144,644
Fiesta Restaurant Group, Inc.*	1,403	12,059
Golden Entertainment, Inc.*	811	11,743
Habit Restaurants, Inc. (The), Class A*	924	9,711
Hilton Grand Vacations, Inc.*	4,645	161,321
Hilton Worldwide Holdings, Inc.	15,091	1,463,223
Hyatt Hotels Corp., Class A	1,998	149,331
Inspired Entertainment, Inc.*	396	2,911
International Game Technology plc	5,287	70,000
J Alexander’s Holdings, Inc.*	578	5,578
Jack in the Box, Inc.	1,378	115,780
Kura Sushi USA, Inc., Class A*	151	2,786
Las Vegas Sands Corp.	18,298	1,131,548
Lindblad Expeditions Holdings, Inc.*	1,255	19,754
Marriott International, Inc., Class A	14,627	1,851,047
Marriott Vacations Worldwide Corp.	2,312	254,158
McDonald’s Corp.	41,150	8,094,205
MGM Resorts International	26,723	761,606
Monarch Casino & Resort, Inc.*	611	26,389
Nathan’s Famous, Inc.	132	10,045
Noodles & Co.*	1,286	6,854
Norwegian Cruise Line Holdings Ltd.*	11,500	583,740
Papa John’s International, Inc. (e)	1,147	67,157
Penn National Gaming, Inc.*	5,902	125,801
Planet Fitness, Inc., Class A*	4,533	288,571
PlayAGS, Inc.*	1,430	16,502
Potbelly Corp.*	952	4,046
RCI Hospitality Holdings, Inc.	539	10,106
Red Lion Hotels Corp.*	1,089	6,534
Red Robin Gourmet Burgers, Inc.*	709	21,625
Red Rock Resorts, Inc., Class A	3,731	81,261
Royal Caribbean Cruises Ltd.	9,231	1,004,610
Ruth’s Hospitality Group, Inc.	1,565	32,208
Scientific Games Corp.*	2,919	70,027
SeaWorld Entertainment, Inc.*	2,560	67,635
Shake Shack, Inc., Class A*	1,544	127,040
Six Flags Entertainment Corp.	4,086	172,388
Starbucks Corp.	64,263	5,434,079
Target Hospitality Corp.*	1,898	10,515
Texas Roadhouse, Inc.	3,530	199,445
Twin River Worldwide Holdings, Inc.	1,066	26,757
Vail Resorts, Inc.	2,163	502,616
Wendy’s Co. (The)	9,965	211,059

Common Stocks (continued)

	Shares	Value

Hotels, Restaurants & Leisure (continued)
Wingstop, Inc.	1,566	$130,651
Wyndham Destinations, Inc.	4,899	227,363
Wyndham Hotels & Resorts, Inc.	5,156	278,269
Wynn Resorts Ltd.	5,242	636,064
Yum China Holdings, Inc.	19,517	829,473
Yum! Brands, Inc.	16,354	1,663,365

		33,251,726

Household Durables 0.3%
Bassett Furniture Industries, Inc.	443	6,756
Beazer Homes USA, Inc.*	1,688	25,337
Cavco Industries, Inc.*	461	88,351
Century Communities, Inc.*	1,437	43,354
DR Horton, Inc.	18,240	955,229
Ethan Allen Interiors, Inc.	1,334	26,293
Flexsteel Industries, Inc.	339	5,617
Garmin Ltd.	7,798	731,063
GoPro, Inc., Class A* (e)	6,762	28,130
Green Brick Partners, Inc.*	1,089	10,966
Hamilton Beach Brands Holding Co., Class A	297	5,539
Helen of Troy Ltd.*	1,342	200,978
Hooker Furniture Corp.	703	16,640
Installed Building Products, Inc.*	1,222	79,699
iRobot Corp.* (e)	1,462	70,264
KB Home	4,617	164,781
La-Z-Boy, Inc.	2,430	86,289
Legacy Housing Corp.*	262	4,153
Leggett & Platt, Inc.	7,077	363,050
Lennar Corp., Class A	15,606	921,186
LGI Homes, Inc.*	1,058	83,032
Lifetime Brands, Inc.	540	4,315
Lovesac Co. (The)* (e)	392	6,401
M/I Homes, Inc.*	1,422	62,824
MDC Holdings, Inc.	2,661	103,007
Meritage Homes Corp.*	1,915	138,052
Mohawk Industries, Inc.*	3,196	458,243
Newell Brands, Inc.	20,464	388,202
NVR, Inc.*	165	600,037
PulteGroup, Inc.	13,667	536,293
Purple Innovation, Inc.*	169	1,222
Roku, Inc.*	4,562	671,526
Skyline Champion Corp.*	2,623	74,047
Sonos, Inc.*	3,789	49,560
Taylor Morrison Home Corp.*	5,664	141,883
Tempur Sealy International, Inc.*	2,465	224,192
Toll Brothers, Inc.	7,098	282,287
TopBuild Corp.*	1,802	187,282
TRI Pointe Group, Inc.*	7,697	121,151
Tupperware Brands Corp.	2,661	25,625
Universal Electronics, Inc.*	697	36,328
Whirlpool Corp.	3,328	506,255
William Lyon Homes, Class A*	1,699	32,876
ZAGG, Inc.*	1,262	9,301

		8,577,616

Household Products 1.0%
Central Garden & Pet Co.*	2,930	83,680
Church & Dwight Co., Inc.	13,231	925,376

30

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Household Products (continued)
Clorox Co. (The)	6,775	$1,000,600
Colgate-Palmolive Co.	45,097	3,093,654
Energizer Holdings, Inc.	3,391	144,084
Kimberly-Clark Corp.	18,279	2,428,914
Oil-Dri Corp. of America	233	8,157
Procter & Gamble Co. (The) (d)	132,650	16,516,251
Spectrum Brands Holdings, Inc.	2,250	112,973
WD-40 Co.	741	138,863

		24,452,552

Independent Power and Renewable Electricity Producers 0.1%
AES Corp.	35,591	606,827
Atlantic Power Corp.*	4,795	11,172
Clearway Energy, Inc., Class A	5,789	103,172
NRG Energy, Inc.	13,702	549,724
Ormat Technologies, Inc.	2,122	162,460
Pattern Energy Group, Inc., Class A	4,743	132,946
Sunnova Energy International, Inc.*	603	6,404
TerraForm Power, Inc., Class A	3,874	65,781
Vistra Energy Corp.	22,681	613,067

		2,251,553

Industrial Conglomerates 0.7%
3M Co.	29,971	4,944,915
Carlisle Cos., Inc.	3,010	458,333
General Electric Co.	463,417	4,624,902
Honeywell International, Inc.	38,465	6,644,059
Raven Industries, Inc.	1,945	67,842
Roper Technologies, Inc.	5,449	1,836,095

		18,576,146

Insurance 1.7%
Aflac, Inc.	39,443	2,096,790
Alleghany Corp.*	753	586,052
Allstate Corp. (The)	17,614	1,874,482
Ambac Financial Group, Inc.*	2,341	47,990
American Equity Investment Life Holding Co.	4,580	113,034
American Financial Group, Inc.	3,960	411,998
American International Group, Inc.	46,635	2,469,790
American National Insurance Co.	410	49,192
AMERISAFE, Inc.	861	54,699
Aon plc	12,506	2,415,659
Arch Capital Group Ltd.*	20,638	861,843
Argo Group International Holdings Ltd.	1,764	109,139
Arthur J Gallagher & Co.	9,877	900,980
Assurant, Inc.	3,312	417,544
Assured Guaranty Ltd.	5,236	245,673
Athene Holding Ltd., Class A*	7,696	333,622
Axis Capital Holdings Ltd.	4,454	264,701
Brighthouse Financial, Inc.*	5,396	203,753
Brown & Brown, Inc.	13,731	517,384
BRP Group, Inc., Class A*	735	11,907
Chubb Ltd.	24,411	3,720,725
Cincinnati Financial Corp.	8,193	927,530
Citizens, Inc.* (e)	2,755	18,348
CNA Financial Corp.	1,556	69,771
CNO Financial Group, Inc.	7,710	120,661

Common Stocks (continued)

	Shares	Value

Insurance (continued)
Crawford & Co., Class A	741	$7,847
Donegal Group, Inc., Class A	464	6,830
eHealth, Inc.*	1,175	81,122
Employers Holdings, Inc.	1,422	60,207
Enstar Group Ltd.*	626	125,763
Erie Indemnity Co., Class A	1,310	241,394
Everest Re Group Ltd.	2,157	554,543
FBL Financial Group, Inc., Class A	554	31,789
FedNat Holding Co.	520	7,462
Fidelity National Financial, Inc.	14,184	650,195
First American Financial Corp.	5,865	362,340
Genworth Financial, Inc., Class A*	27,096	115,971
Global Indemnity Ltd.	401	9,929
Globe Life, Inc.	5,824	566,850
Goosehead Insurance, Inc., Class A	610	31,220
Greenlight Capital Re Ltd., Class A*	1,720	18,576
Hallmark Financial Services, Inc.*	589	10,496
Hanover Insurance Group, Inc. (The)	2,132	280,806
Hartford Financial Services Group, Inc. (The)	19,376	1,105,982
HCI Group, Inc.	376	15,811
Health Insurance Innovations, Inc., Class A*	454	12,022
Heritage Insurance Holdings, Inc.	1,452	19,341
Horace Mann Educators Corp.	2,231	97,182
Independence Holding Co.	224	8,758
Investors Title Co.	85	12,895
James River Group Holdings Ltd.	1,528	54,718
Kemper Corp.	3,313	238,138
Kinsale Capital Group, Inc.	1,084	114,600
Lincoln National Corp.	10,752	607,273
Loews Corp.	13,887	680,463
Markel Corp.*	718	840,778
Marsh & McLennan Cos., Inc.	27,163	2,814,630
MBIA, Inc.*	4,354	40,449
Mercury General Corp.	1,470	70,648
MetLife, Inc.	42,421	1,984,879
National General Holdings Corp.	3,645	77,711
National Western Life Group, Inc., Class A	125	34,075
NI Holdings, Inc.*	423	7,403
Old Republic International Corp.	15,137	338,161
Palomar Holdings, Inc.*	381	17,202
Primerica, Inc.	2,252	284,157
Principal Financial Group, Inc.	14,884	794,508
ProAssurance Corp.	2,739	107,424
Progressive Corp. (The)	31,192	2,174,082
ProSight Global, Inc.*	411	6,518
Protective Insurance Corp., Class B	415	6,603
Prudential Financial, Inc.	21,703	1,978,011
Reinsurance Group of America, Inc.	3,370	547,524
RenaissanceRe Holdings Ltd.	2,338	437,627
RLI Corp.	2,140	208,265
Safety Insurance Group, Inc.	755	73,386
Selective Insurance Group, Inc.	2,886	199,480
State Auto Financial Corp.	989	32,726
Stewart Information Services Corp.	1,244	50,904
Third Point Reinsurance Ltd.*	4,178	39,649
Tiptree, Inc.	1,114	8,188
Travelers Cos., Inc. (The)	13,986	1,833,005

31

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Insurance (continued)
Trupanion, Inc.* (e)	1,547	$36,664
United Fire Group, Inc.	1,173	53,395
United Insurance Holdings Corp.	1,188	14,565
Universal Insurance Holdings, Inc.	1,694	45,924
Unum Group	11,250	309,825
Watford Holdings Ltd.*	1,108	29,850
White Mountains Insurance Group Ltd.	167	178,857
Willis Towers Watson plc	6,870	1,284,003
WR Berkley Corp.	7,575	529,492

		42,464,358

Interactive Media & Services 2.8%
Alphabet, Inc., Class A*	32,320	40,705,753
Care.com, Inc.*	968	11,306
Cargurus, Inc.*	3,975	133,520
Cars.com, Inc.*	3,644	41,214
DHI Group, Inc.*	2,275	8,235
Eventbrite, Inc., Class A* (e)	1,959	35,223
EverQuote, Inc., Class A*	392	7,958
Facebook, Inc., Class A*	128,014	24,533,883
IAC/InterActiveCorp*	3,929	892,865
Liberty TripAdvisor Holdings, Inc., Class A*	4,011	38,706
Match Group, Inc. (e)	2,934	214,153
Meet Group, Inc. (The)*	4,417	18,816
QuinStreet, Inc.*	2,370	30,407
Travelzoo*	236	2,388
TripAdvisor, Inc.*	5,703	230,401
TrueCar, Inc.*	5,359	17,578
Twitter, Inc.*	40,238	1,205,933
Yelp, Inc.*	3,754	129,551
Zillow Group, Inc., Class A* (e)	9,498	308,820

		68,566,710

Internet & Direct Marketing Retail 1.9%
1-800-Flowers.com, Inc., Class A*	1,336	19,051
Amazon.com, Inc.*	22,171	39,390,329
Booking Holdings, Inc.*	2,280	4,671,196
Duluth Holdings, Inc., Class B*	484	4,472
eBay, Inc.	42,636	1,502,919
Etsy, Inc.*	6,225	276,950
Expedia Group, Inc.	7,448	1,017,844
Groupon, Inc.*	24,281	67,501
GrubHub, Inc.*	4,903	166,996
Lands’ End, Inc.*	476	5,745
Leaf Group Ltd.*	789	2,343
Liquidity Services, Inc.*	1,226	7,957
Overstock.com, Inc.*	2,132	22,450
PetMed Express, Inc. (e)	1,117	26,155
Quotient Technology, Inc.*	3,933	33,863
Qurate Retail, Inc. Series A*	18,176	173,399
RealReal, Inc. (The)* (e)	735	16,986
Rubicon Project, Inc. (The)*	2,193	18,640
Shutterstock, Inc.*	1,043	42,325
Stamps.com, Inc.*	953	80,462
Stitch Fix, Inc., Class A* (e)	2,207	50,452

Common Stocks (continued)

	Shares	Value

Internet & Direct Marketing Retail (continued)
Waitr Holdings, Inc.* (e)	3,225	$1,402
Wayfair, Inc., Class A* (e)	3,351	275,553

		47,874,990

IT Services 3.3%
Accenture plc, Class A	34,197	6,340,808
Akamai Technologies, Inc.*	8,509	736,029
Alliance Data Systems Corp.	2,110	211,000
Amdocs Ltd.	7,275	474,330
Automatic Data Processing, Inc.	23,344	3,787,097
Black Knight, Inc.*	8,905	571,701
Booz Allen Hamilton Holding Corp.	7,185	505,608
Brightcove, Inc.*	2,086	19,838
Broadridge Financial Solutions, Inc.	6,134	768,099
CACI International, Inc., Class A*	1,312	293,560
Carbonite, Inc.*	1,738	29,841
Cardtronics plc, Class A*	2,045	70,062
Cass Information Systems, Inc.	756	43,326
Cognizant Technology Solutions Corp., Class A	29,591	1,803,276
Conduent, Inc.*	9,325	57,629
CoreLogic, Inc.*	4,323	175,038
CSG Systems International, Inc.	1,771	102,080
DXC Technology Co.	14,189	392,610
Endurance International Group Holdings, Inc.*	4,033	15,809
EPAM Systems, Inc.*	2,778	488,817
Euronet Worldwide, Inc.*	2,683	375,808
EVERTEC, Inc.	3,223	98,592
Evo Payments, Inc., Class A*	1,855	52,738
Exela Technologies, Inc.*	2,003	1,224
ExlService Holdings, Inc.*	1,803	125,543
Fidelity National Information Services, Inc.	32,677	4,305,522
Fiserv, Inc.*	30,285	3,214,450
FleetCor Technologies, Inc.*	4,547	1,337,818
Gartner, Inc.*	4,687	722,173
Genpact Ltd.	9,257	362,597
Global Payments, Inc.	15,967	2,701,297
GoDaddy, Inc., Class A*	9,445	614,208
GTT Communications, Inc.* (e)	1,717	12,929
Hackett Group, Inc. (The)	1,326	22,423
I3 Verticals, Inc., Class A*	786	16,074
Information Services Group, Inc.*	1,588	3,430
International Business Machines Corp.	47,406	6,339,604
International Money Express, Inc.*	614	9,406
Jack Henry & Associates, Inc.	4,128	584,360
KBR, Inc.	7,552	212,664
Leidos Holdings, Inc.	7,323	631,462
Limelight Networks, Inc.*	6,494	27,405
LiveRamp Holdings, Inc.*	3,556	139,004
ManTech International Corp., Class A	1,434	113,544
Mastercard, Inc., Class A	48,114	13,318,436
MAXIMUS, Inc.	3,384	259,688
MongoDB, Inc.* (e)	2,083	266,145
NIC, Inc.	3,510	82,555
Okta, Inc.*	5,377	586,469
Paychex, Inc.	17,139	1,433,506

32

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

IT Services (continued)
PayPal Holdings, Inc.*	62,943	$6,552,366
Paysign, Inc.* (e)	1,631	17,582
Perficient, Inc.*	1,745	68,404
Perspecta, Inc.	7,574	201,014
Presidio, Inc.	2,493	41,384
PRGX Global, Inc.*	935	4,675
Priority Technology Holdings, Inc.*	294	1,017
Sabre Corp.	14,803	347,574
Science Applications International Corp.	3,155	260,666
Square, Inc., Class A*	18,224	1,119,500
StarTek, Inc.*	746	4,849
Switch, Inc., Class A	3,156	46,614
Sykes Enterprises, Inc.*	2,014	62,223
TTEC Holdings, Inc.	764	36,191
Tucows, Inc., Class A* (e)	525	29,159
Twilio, Inc., Class A*	6,362	614,315
Unisys Corp.*	2,766	28,379
VeriSign, Inc.*	5,647	1,073,043
Verra Mobility Corp.*	6,035	86,602
Virtusa Corp.*	1,563	58,269
Visa, Inc., Class A	93,328	16,692,646
Western Union Co. (The)	22,812	571,669
WEX, Inc.*	2,303	435,682

		83,211,455

Leisure Products 0.1%
Acushnet Holdings Corp.	1,895	53,913
American Outdoor Brands Corp.*	2,898	20,518
Brunswick Corp.	4,587	267,147
Callaway Golf Co.	4,991	100,918
Clarus Corp.	1,048	13,362
Escalade, Inc.	487	5,581
Hasbro, Inc.	6,136	597,094
Johnson Outdoors, Inc., Class A	272	15,926
Malibu Boats, Inc., Class A*	1,114	36,339
Marine Products Corp.	332	4,455
MasterCraft Boat Holdings, Inc.*	1,007	15,860
Mattel, Inc.* (e)	18,353	219,135
Polaris, Inc.	3,100	305,815
Sturm Ruger & Co., Inc.	884	40,452
Vista Outdoor, Inc.*	3,092	20,716
YETI Holdings, Inc.* (e)	1,651	54,995

		1,772,226

Life Sciences Tools & Services 0.7%
Accelerate Diagnostics, Inc.* (e)	1,472	22,669
Adaptive Biotechnologies Corp.*	1,126	29,349
Agilent Technologies, Inc.	16,570	1,255,178
Avantor, Inc.*	11,045	156,950
Bio-Rad Laboratories, Inc., Class A*	1,146	380,037
Bio-Techne Corp.	1,947	405,307
Bruker Corp.	5,498	244,661
Cambrex Corp.*	1,807	107,932
Charles River Laboratories International, Inc.*	2,587	336,258
ChromaDex Corp.*	1,796	5,190
Codexis, Inc.*	2,733	36,950
Fluidigm Corp.*	3,698	18,194

Common Stocks (continued)

	Shares	Value

Life Sciences Tools & Services (continued)
Illumina, Inc.*	7,843	$2,317,763
IQVIA Holdings, Inc.*	9,579	1,383,399
Luminex Corp.	2,144	43,941
Medpace Holdings, Inc.*	1,476	108,678
Mettler-Toledo International, Inc.*	1,311	924,176
NanoString Technologies, Inc.*	1,778	40,183
NeoGenomics, Inc.*	4,997	114,581
Pacific Biosciences of California, Inc.*	7,331	35,482
PerkinElmer, Inc.	5,921	508,969
Personalis, Inc.*	395	4,092
PRA Health Sciences, Inc.*	3,173	310,034
QIAGEN NV*	11,843	353,040
Quanterix Corp.*	700	14,595
Syneos Health, Inc.*	3,324	166,699
Thermo Fisher Scientific, Inc.	21,311	6,435,496
Waters Corp.*	3,520	744,902

		16,504,705

Machinery 1.3%
Actuant Corp., Class A	3,044	75,400
AGCO Corp.	3,404	261,053
Alamo Group, Inc.	528	56,528
Albany International Corp., Class A	1,625	136,467
Allison Transmission Holdings, Inc.	5,940	259,043
Altra Industrial Motion Corp.	3,452	106,322
Astec Industries, Inc.	1,231	43,196
Barnes Group, Inc.	2,527	147,703
Blue Bird Corp.*	879	17,176
Briggs & Stratton Corp.	2,207	16,266
Caterpillar, Inc.	29,226	4,027,343
Chart Industries, Inc.*	1,912	112,101
CIRCOR International, Inc.*	1,042	39,898
Colfax Corp.*	4,968	166,925
Columbus McKinnon Corp.	1,235	46,337
Commercial Vehicle Group, Inc.*	1,376	10,031
Crane Co.	2,556	195,585
Cummins, Inc.	8,244	1,421,925
Deere & Co.	16,981	2,957,071
Donaldson Co., Inc.	6,863	361,955
Douglas Dynamics, Inc.	1,198	56,102
Dover Corp.	7,761	806,290
Eastern Co. (The)	243	6,704
Energy Recovery, Inc.* (e)	2,043	19,020
EnPro Industries, Inc.	1,108	77,061
ESCO Technologies, Inc.	1,378	116,427
Evoqua Water Technologies Corp.*	4,043	70,227
Federal Signal Corp.	3,219	104,424
Flowserve Corp.	7,004	342,075
Fortive Corp.	15,855	1,093,995
Franklin Electric Co., Inc.	2,497	134,463
Gardner Denver Holdings, Inc.*	7,078	225,293
Gates Industrial Corp. plc*	2,484	24,840
Gencor Industries, Inc.*	398	4,975
Gorman-Rupp Co. (The)	952	35,167
Graco, Inc.	8,883	401,512
Graham Corp.	433	9,812
Greenbrier Cos., Inc. (The)	1,448	42,412
Harsco Corp.*	4,271	86,573
Helios Technologies, Inc.	1,590	63,012

33

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Machinery (continued)
Hillenbrand, Inc.	3,343	$102,931
Hurco Cos., Inc.	285	9,915
Hyster-Yale Materials Handling, Inc.	540	27,389
IDEX Corp.	4,054	630,519
Illinois Tool Works, Inc.	17,389	2,931,438
Ingersoll-Rand plc	12,938	1,641,703
ITT, Inc.	4,716	280,366
John Bean Technologies Corp.	1,663	170,907
Kadant, Inc.	573	52,028
Kennametal, Inc.	4,372	135,313
LB Foster Co., Class A*	597	10,865
Lincoln Electric Holdings, Inc.	3,179	284,743
Lindsay Corp.	559	52,775
Luxfer Holdings plc	1,405	23,688
Lydall, Inc.*	964	18,865
Manitowoc Co., Inc. (The)*	1,883	24,027
Meritor, Inc.*	4,230	93,187
Middleby Corp. (The)*	2,985	361,036
Milacron Holdings Corp.*	3,623	60,577
Miller Industries, Inc.	626	22,505
Mueller Industries, Inc.	2,972	91,448
Mueller Water Products, Inc., Class A	8,450	98,865
Navistar International Corp.*	2,645	82,736
NN, Inc.	2,309	16,671
Nordson Corp.	3,080	482,975
Omega Flex, Inc.	130	12,071
Oshkosh Corp.	3,647	311,381
PACCAR, Inc.	18,187	1,383,303
Parker-Hannifin Corp.	6,866	1,259,842
Park-Ohio Holdings Corp.	512	15,749
Pentair plc	8,966	371,820
Proto Labs, Inc.*	1,443	139,928
RBC Bearings, Inc.*	1,293	207,449
REV Group, Inc.	1,483	18,449
Rexnord Corp.*	5,639	159,527
Snap-on, Inc.	2,936	477,599
Spartan Motors, Inc.	1,862	32,529
SPX Corp.*	2,304	104,924
SPX FLOW, Inc.*	2,241	101,472
Standex International Corp.	660	50,015
Stanley Black & Decker, Inc.	8,135	1,231,070
Tennant Co.	974	75,417
Terex Corp.	3,391	93,422
Timken Co. (The)	3,592	176,008
Titan International, Inc.	3,062	8,176
Toro Co. (The)	5,670	437,327
TriMas Corp.*	2,473	79,927
Trinity Industries, Inc.	4,975	98,406
Twin Disc, Inc.*	453	4,874
Wabash National Corp.	2,918	41,611
WABCO Holdings, Inc.*	2,765	372,224
Wabtec Corp.	9,505	659,362
Watts Water Technologies, Inc., Class A	1,472	137,264
Welbilt, Inc.*	6,952	131,810
Woodward, Inc.	2,944	314,007
Xylem, Inc.	9,599	736,147

		31,129,291

Common Stocks (continued)

	Shares	Value

Marine 0.0%†
Costamare, Inc.	2,938	$23,093
Eagle Bulk Shipping, Inc.* (e)	1,990	8,637
Genco Shipping & Trading Ltd.*	680	6,718
Kirby Corp.*	3,173	251,175
Matson, Inc.	2,280	87,050
Safe Bulkers, Inc.*	2,300	3,749
Scorpio Bulkers, Inc.	3,265	21,222

		401,644

Media 1.0%
Altice USA, Inc., Class A*	17,004	526,274
AMC Networks, Inc., Class A*	2,069	90,105
Boston Omaha Corp., Class A* (e)	468	10,511
Cable One, Inc.	225	298,208
Cardlytics, Inc.*	777	32,564
CBS Corp. (Non-Voting), Class B	17,814	642,017
Central European Media Enterprises Ltd., Class A*	4,866	21,824
Charter Communications, Inc., Class A*	8,571	4,010,028
Clear Channel Outdoor Holdings, Inc.*	2,214	5,159
Comcast Corp., Class A	241,731	10,834,383
comScore, Inc.*	2,854	6,593
Cumulus Media, Inc., Class A*	864	11,828
Daily Journal Corp.* (e)	50	14,051
Discovery, Inc., Class A*	27,196	700,896
DISH Network Corp., Class A*	12,566	432,019
Emerald Expositions Events, Inc.	1,451	14,104
Entercom Communications Corp., Class A	6,605	22,985
Entravision Communications Corp., Class A	2,742	7,787
EW Scripps Co. (The), Class A	2,881	38,706
Fluent, Inc.*	1,928	4,492
Fox Corp., Class A	27,748	881,984
Gannett Co., Inc.	5,471	59,360
Gray Television, Inc.*	4,915	80,655
Hemisphere Media Group, Inc.*	766	9,889
Interpublic Group of Cos., Inc. (The)	20,682	449,834
John Wiley & Sons, Inc., Class A	2,372	109,278
Lee Enterprises, Inc.*	2,423	4,386
Liberty Broadband Corp., Class A*	6,892	813,635
Liberty Latin America Ltd., Class A*	8,111	149,905
Liberty Media Corp-Liberty SiriusXM*	13,020	587,080
Loral Space & Communications, Inc.*	712	28,473
Marchex, Inc., Class B*	1,606	5,316
MDC Partners, Inc., Class A*	2,558	8,007
Meredith Corp.	2,153	81,168
MSG Networks, Inc., Class A*	3,196	51,807
National CineMedia, Inc.	2,806	23,556
New Media Investment Group, Inc. (e)	3,274	28,844
New York Times Co. (The), Class A	8,751	270,406
News Corp., Class A	27,260	376,459
Nexstar Media Group, Inc., Class A	2,390	232,523
Omnicom Group, Inc.	11,457	884,366
Saga Communications, Inc., Class A	170	5,129
Scholastic Corp.	1,637	63,025

34

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Media (continued)
Sinclair Broadcast Group, Inc., Class A	3,290	$131,074
Sirius XM Holdings, Inc. (e)	72,285	485,755
TechTarget, Inc.*	1,216	29,670
TEGNA, Inc.	11,686	175,641
Tribune Publishing Co.	791	7,087
WideOpenWest, Inc.*	1,108	7,036

		23,765,882

Metals & Mining 0.3%
AK Steel Holding Corp.*	16,680	39,365
Alcoa Corp.*	9,996	207,817
Allegheny Technologies, Inc.*	6,732	141,439
Carpenter Technology Corp.	2,531	124,070
Century Aluminum Co.*	2,933	17,099
Cleveland-Cliffs, Inc. (e)	14,462	104,560
Coeur Mining, Inc.*	11,646	64,286
Commercial Metals Co.	6,249	120,793
Compass Minerals International, Inc.	1,827	103,189
Freeport-McMoRan, Inc.	76,678	752,978
Gold Resource Corp.	2,734	11,975
Haynes International, Inc.	686	23,640
Hecla Mining Co.	26,882	61,829
Kaiser Aluminum Corp.	857	91,768
Materion Corp.	1,059	60,194
Mayville Engineering Co., Inc.*	285	2,437
Newmont Goldcorp Corp.	43,283	1,719,634
Novagold Resources, Inc.*	12,376	90,097
Nucor Corp.	16,361	881,040
Olympic Steel, Inc.	411	6,157
Ramaco Resources, Inc.*	368	1,306
Reliance Steel & Aluminum Co.	3,469	402,543
Royal Gold, Inc.	3,492	403,116
Ryerson Holding Corp.*	724	6,292
Schnitzer Steel Industries, Inc., Class A	1,415	30,196
Southern Copper Corp.	4,424	157,406
Steel Dynamics, Inc.	11,278	342,400
SunCoke Energy, Inc.*	4,177	22,096
Synalloy Corp.	374	5,857
TimkenSteel Corp.*	2,278	12,802
United States Steel Corp. (e)	9,197	105,857
Warrior Met Coal, Inc.	2,763	53,823
Worthington Industries, Inc.	2,093	77,043

		6,245,104

Mortgage Real Estate Investment Trusts (REITs) 0.2%
AG Mortgage Investment Trust, Inc.	1,705	26,666
AGNC Investment Corp.	28,635	488,227
Annaly Capital Management, Inc.	77,757	698,258
Anworth Mortgage Asset Corp.	5,867	20,065
Apollo Commercial Real Estate Finance, Inc.	8,128	148,742
Ares Commercial Real Estate Corp.	1,597	24,753
Arlington Asset Investment Corp., Class A	2,176	12,577
ARMOUR Residential REIT, Inc.	3,214	53,770
Blackstone Mortgage Trust, Inc., Class A	6,680	242,484

Common Stocks (continued)

	Shares	Value

Mortgage Real Estate Investment Trusts (REITs) (continued)
Capstead Mortgage Corp.	4,201	$32,474
Cherry Hill Mortgage Investment Corp.	832	11,249
Chimera Investment Corp.	9,783	198,204
Colony Credit Real Estate, Inc.	4,386	62,851
Dynex Capital, Inc.	1,076	17,388
Ellington Financial, Inc.	1,621	29,859
Exantas Capital Corp.	1,712	20,133
Granite Point Mortgage Trust, Inc.	2,884	53,642
Great Ajax Corp.	750	11,738
Invesco Mortgage Capital, Inc.	7,651	120,427
KKR Real Estate Finance Trust, Inc.	1,347	27,007
Ladder Capital Corp.	5,477	94,588
MFA Financial, Inc.	23,788	180,551
New Residential Investment Corp.	22,250	352,440
New York Mortgage Trust, Inc.	12,181	76,253
Orchid Island Capital, Inc.	2,842	15,830
PennyMac Mortgage Investment Trust	4,516	103,371
Ready Capital Corp.	1,656	26,214
Redwood Trust, Inc.	5,243	85,671
Starwood Property Trust, Inc.	14,560	358,176
TPG RE Finance Trust, Inc.	2,660	53,812
Two Harbors Investment Corp.	14,511	201,268
Western Asset Mortgage Capital Corp.	2,329	23,383

		3,872,071

Multiline Retail 0.3%
Big Lots, Inc.	1,762	38,182
Dillard’s, Inc., Class A (e)	467	32,214
Dollar General Corp.	13,877	2,225,038
Dollar Tree, Inc.*	12,592	1,390,157
JC Penney Co., Inc.* (e)	17,754	17,754
Kohl’s Corp.	8,745	448,269
Macy’s, Inc.	16,142	244,713
Nordstrom, Inc. (e)	5,429	194,901
Ollie’s Bargain Outlet Holdings, Inc.*	2,829	180,716
Target Corp.	26,714	2,855,994

		7,627,938

Multi-Utilities 0.7%
Ameren Corp.	13,161	1,022,610
Avista Corp.	3,504	168,297
Black Hills Corp.	3,247	255,961
CenterPoint Energy, Inc.	26,995	784,745
CMS Energy Corp.	15,259	975,355
Consolidated Edison, Inc.	17,835	1,644,744
Dominion Energy, Inc.	42,925	3,543,459
DTE Energy Co.	9,827	1,251,173
MDU Resources Group, Inc.	10,181	294,129
NiSource, Inc.	20,009	561,052
NorthWestern Corp.	2,565	186,014
Public Service Enterprise Group, Inc.	26,951	1,706,268
Sempra Energy	14,673	2,120,395
Unitil Corp.	803	50,003
WEC Energy Group, Inc.	16,953	1,600,363

		16,164,568

35

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Oil, Gas & Consumable Fuels 2.3%
Abraxas Petroleum Corp.*	7,133	$2,069
Altus Midstream Co.* (e)	2,253	4,957
Amplify Energy Corp.	594	4,306
Antero Midstream Corp. (e)	12,231	78,768
Antero Resources Corp.*	14,403	36,007
Apache Corp.	20,196	437,445
Arch Coal, Inc., Class A	874	68,950
Ardmore Shipping Corp.*	2,022	16,156
Berry Petroleum Corp.	3,353	31,485
Bonanza Creek Energy, Inc.*	1,062	18,925
Brigham Minerals, Inc., Class A	884	16,876
Cabot Oil & Gas Corp.	21,724	404,935
California Resources Corp.* (e)	2,467	13,791
Callon Petroleum Co.* (e)	12,286	46,687
Carrizo Oil & Gas, Inc.*	4,884	35,946
Centennial Resource Development, Inc., Class A*	9,844	33,470
Chaparral Energy, Inc., Class A*	1,404	1,316
Cheniere Energy, Inc.*	12,513	770,175
Chesapeake Energy Corp.* (e)	70,840	94,926
Chevron Corp.	102,439	11,897,265
Cimarex Energy Co.	4,847	204,640
Clean Energy Fuels Corp.*	7,475	16,819
CNX Resources Corp.*	10,033	84,578
Comstock Resources, Inc.* (e)	670	4,583
Concho Resources, Inc.	10,699	722,396
ConocoPhillips	59,642	3,292,238
CONSOL Energy, Inc.*	1,430	18,919
Continental Resources, Inc.*	4,665	137,478
Contura Energy, Inc.*	1,023	23,468
CVR Energy, Inc.	1,578	74,829
Delek US Holdings, Inc.	4,005	160,000
Denbury Resources, Inc.*	23,965	23,919
Devon Energy Corp.	21,738	440,847
DHT Holdings, Inc.	4,794	37,058
Diamond S Shipping, Inc.*	1,325	19,345
Diamondback Energy, Inc.	8,811	755,631
Dorian LPG Ltd.*	1,676	20,866
Earthstone Energy, Inc., Class A*	889	3,449
Energy Fuels, Inc.* (e)	5,355	10,764
EOG Resources, Inc.	31,042	2,151,521
EQT Corp.	13,825	148,480
Equitrans Midstream Corp.	10,961	152,577
Evolution Petroleum Corp.	1,223	6,873
Extraction Oil & Gas, Inc.* (e)	5,046	8,578
Exxon Mobil Corp. (d)	226,943	15,334,538
Falcon Minerals Corp.	2,168	13,355
GasLog Ltd.	2,175	29,819
Golar LNG Ltd.	5,122	70,530
Goodrich Petroleum Corp.*	403	3,881
Green Plains, Inc.	2,020	24,907
Gulfport Energy Corp.*	8,971	24,984
Hallador Energy Co.	914	3,076
Hess Corp.	14,420	948,115
HighPoint Resources Corp.*	5,029	5,331
HollyFrontier Corp.	8,230	452,156
International Seaways, Inc.*	1,357	34,115
Jagged Peak Energy, Inc.* (e)	3,585	25,418
Kinder Morgan, Inc.	104,479	2,087,490
Kosmos Energy Ltd.	19,485	120,807

Common Stocks (continued)

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Laredo Petroleum, Inc.*	9,767	$23,050
Magnolia Oil & Gas Corp., Class A* (e)	5,389	52,920
Marathon Oil Corp.	42,384	488,687
Marathon Petroleum Corp.	35,058	2,241,959
Matador Resources Co.*	5,925	82,417
Montage Resources Corp.*	962	4,348
Murphy Oil Corp. (e)	8,375	172,776
NACCO Industries, Inc., Class A	165	8,332
NextDecade Corp.*	515	3,049
Noble Energy, Inc.	25,457	490,302
Nordic American Tankers Ltd.	7,931	28,393
Northern Oil and Gas, Inc.*	15,134	29,663
Oasis Petroleum, Inc.*	17,032	44,453
Occidental Petroleum Corp.	47,857	1,938,208
ONEOK, Inc.	22,083	1,542,056
Overseas Shipholding Group, Inc., Class A*	2,948	4,805
Panhandle Oil and Gas, Inc., Class A	968	13,736
Par Pacific Holdings, Inc.*	1,892	42,854
Parsley Energy, Inc., Class A	12,838	202,969
PBF Energy, Inc., Class A	6,404	206,721
PDC Energy, Inc.*	3,388	67,591
Peabody Energy Corp.	3,680	38,750
Penn Virginia Corp.*	724	17,231
Phillips 66	24,013	2,805,199
Pioneer Natural Resources Co.	8,865	1,090,572
PrimeEnergy Resources Corp.*	23	3,644
QEP Resources, Inc.	12,928	43,050
Range Resources Corp. (e)	11,274	45,434
Renewable Energy Group, Inc.*	1,922	31,405
REX American Resources Corp.*	306	24,762
Ring Energy, Inc.*	2,680	4,449
Roan Resources, Inc.*	1,620	2,430
Rosehill Resources, Inc.*	476	733
SandRidge Energy, Inc.*	1,392	6,097
Scorpio Tankers, Inc.	2,354	74,881
SemGroup Corp., Class A	4,227	68,055
Ship Finance International Ltd.	4,356	63,031
SilverBow Resources, Inc.*	318	2,512
SM Energy Co.	6,039	47,346
Southwestern Energy Co.*	29,456	60,385
SRC Energy, Inc.*	13,096	40,860
Talos Energy, Inc.*	1,093	23,532
Targa Resources Corp.	12,279	477,408
Teekay Corp.	3,066	15,667
Teekay Tankers Ltd., Class A*	8,546	17,434
Tellurian, Inc.* (e)	5,026	40,057
Unit Corp.*	2,737	5,583
Uranium Energy Corp.* (e)	7,981	7,559
Valero Energy Corp.	22,288	2,161,490
W&T Offshore, Inc.*	5,374	21,657
Whiting Petroleum Corp.* (e)	4,868	30,863
Williams Cos., Inc. (The)	65,297	1,456,776
World Fuel Services Corp.	3,454	144,274
WPX Energy, Inc.*	22,559	225,139

		58,500,387

36

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Paper & Forest Products 0.0%†
Boise Cascade Co.	2,028	$72,542
Clearwater Paper Corp.*	934	17,316
Domtar Corp.	3,361	122,307
Louisiana-Pacific Corp.	6,667	194,876
Neenah, Inc.	917	59,147
PH Glatfelter Co.	2,333	41,994
Schweitzer-Mauduit International, Inc.	1,647	66,687
Verso Corp., Class A*	1,858	27,201

		602,070

Personal Products 0.1%
BellRing Brands, Inc., Class A*	1,552	27,113
Coty, Inc., Class A	15,451	180,622
Edgewell Personal Care Co.*	2,898	101,430
elf Beauty, Inc.*	1,445	24,276
Estee Lauder Cos., Inc. (The), Class A	11,491	2,140,429
Herbalife Nutrition Ltd.*	5,484	244,970
Inter Parfums, Inc.	914	70,771
Lifevantage Corp.*	619	8,394
Medifast, Inc.	611	67,784
Nature’s Sunshine Products, Inc.*	398	3,757
Nu Skin Enterprises, Inc., Class A	2,957	131,823
Revlon, Inc., Class A* (e)	316	8,308
USANA Health Sciences, Inc.*	699	51,803
Youngevity International, Inc.*	384	1,793

		3,063,273

Pharmaceuticals 2.5%
AcelRx Pharmaceuticals, Inc.* (e)	3,506	7,012
Acer Therapeutics, Inc.*	228	714
Aclaris Therapeutics, Inc.*	1,388	2,429
Aerie Pharmaceuticals, Inc.* (e)	2,294	50,904
Akorn, Inc.*	4,983	24,865
Allergan plc	17,574	3,094,957
Amneal Pharmaceuticals, Inc.*	4,695	14,461
Amphastar Pharmaceuticals, Inc.*	1,947	37,606
ANI Pharmaceuticals, Inc.*	507	39,602
Arvinas, Inc.*	988	20,412
Assertio Therapeutics, Inc.*	2,905	2,295
Axsome Therapeutics, Inc.* (e)	1,366	32,893
BioDelivery Sciences International, Inc.*	4,636	26,796
Bristol-Myers Squibb Co.	85,423	4,900,718
Cara Therapeutics, Inc.* (e)	2,104	43,679
Catalent, Inc.*	7,545	367,064
cbdMD, Inc.*	467	1,644
Cerecor, Inc.*	950	3,268
Chiasma, Inc.*	1,533	8,033
Collegium Pharmaceutical, Inc.*	1,720	20,640
Corcept Therapeutics, Inc.*	5,191	75,737
CorMedix, Inc.*	1,061	5,920
Cymabay Therapeutics, Inc.*	3,745	16,815
Dermira, Inc.*	2,557	17,106
Dova Pharmaceuticals, Inc.*	375	10,691
Elanco Animal Health, Inc.*	19,712	532,618
Eli Lilly & Co.	46,076	5,250,360
Eloxx Pharmaceuticals, Inc.*	1,125	6,851
Endo International plc*	12,165	55,837

Common Stocks (continued)

	Shares	Value

Pharmaceuticals (continued)
Evofem Biosciences, Inc.*	638	$3,247
Evolus, Inc.* (e)	759	12,106
EyePoint Pharmaceuticals, Inc.*	2,804	6,337
Fulcrum Therapeutics, Inc.*	225	1,411
Horizon Therapeutics plc*	10,019	289,649
Innoviva, Inc.*	3,311	38,474
Intersect ENT, Inc.*	1,597	28,459
Intra-Cellular Therapies, Inc.*	2,496	23,088
Jazz Pharmaceuticals plc*	2,890	363,071
Johnson & Johnson (d)	142,211	18,777,540
Kala Pharmaceuticals, Inc.* (e)	986	3,579
Kaleido Biosciences, Inc.* (e)	229	1,342
Lannett Co., Inc.*	1,411	16,777
Liquidia Technologies, Inc.*	608	2,663
Mallinckrodt plc* (e)	4,640	14,662
Marinus Pharmaceuticals, Inc.*	2,239	2,620
Menlo Therapeutics, Inc.*	695	3,524
Merck & Co., Inc.	137,819	11,943,395
Mylan NV*	27,023	517,490
MyoKardia, Inc.*	2,390	137,019
Nektar Therapeutics*	8,724	149,399
NGM Biopharmaceuticals, Inc.*	303	3,930
Ocular Therapeutix, Inc.* (e)	1,867	6,049
Odonate Therapeutics, Inc.*	642	20,390
Omeros Corp.* (e)	2,546	40,329
Optinose, Inc.* (e)	1,127	8,813
Osmotica Pharmaceuticals plc*	366	1,621
Pacira BioSciences, Inc.*	2,183	88,390
Paratek Pharmaceuticals, Inc.* (e)	1,442	4,449
Perrigo Co. plc	6,789	359,953
Pfizer, Inc.	298,190	11,441,550
Phathom Pharmaceuticals, Inc.*	477	11,267
Phibro Animal Health Corp., Class A	1,120	26,835
Prestige Consumer Healthcare, Inc.*	2,720	96,451
Reata Pharmaceuticals, Inc., Class A* (e)	1,075	221,536
resTORbio, Inc.*	685	4,966
Revance Therapeutics, Inc.*	2,331	36,503
Satsuma Pharmaceuticals, Inc.*	485	5,713
SIGA Technologies, Inc.*	3,150	17,482
Strongbridge Biopharma plc*	1,627	3,449
Supernus Pharmaceuticals, Inc.*	2,668	74,144
TherapeuticsMD, Inc.* (e)	10,807	28,747
Theravance Biopharma, Inc.*	2,243	36,157
Tricida, Inc.*	1,164	43,545
Verrica Pharmaceuticals, Inc.*	578	7,815
WaVe Life Sciences Ltd.* (e)	1,150	29,084
Xeris Pharmaceuticals, Inc.*	1,549	12,671
Zoetis, Inc.	25,640	3,279,869
Zogenix, Inc.*	2,292	102,338
Zynerba Pharmaceuticals, Inc.* (e)	1,049	8,140

		63,029,965

Professional Services 0.3%
Acacia Research Corp.*	2,197	5,580
ASGN, Inc.*	2,735	173,919
Barrett Business Services, Inc.	386	33,864
BG Staffing, Inc.	449	8,589
CBIZ, Inc.*	2,718	74,392

37

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Professional Services (continued)
CoStar Group, Inc.*	1,918	$1,053,979
CRA International, Inc.	450	22,163
Equifax, Inc.	6,448	881,506
Exponent, Inc.	2,771	176,042
Forrester Research, Inc.	600	20,688
Franklin Covey Co.*	557	21,277
FTI Consulting, Inc.*	1,993	216,978
GP Strategies Corp.*	574	6,372
Heidrick & Struggles International, Inc.	1,038	29,542
Huron Consulting Group, Inc.*	1,229	81,286
ICF International, Inc.	852	73,008
IHS Markit Ltd.*	21,065	1,474,971
InnerWorkings, Inc.*	1,998	9,690
Insperity, Inc.	2,056	217,175
Kelly Services, Inc., Class A	1,770	42,498
Kforce, Inc.	1,200	49,092
Korn Ferry	3,029	111,134
ManpowerGroup, Inc.	3,189	289,944
Mistras Group, Inc.*	810	12,555
Nielsen Holdings plc	19,140	385,862
Resources Connection, Inc.	1,657	24,275
Robert Half International, Inc.	6,220	356,219
TransUnion	10,031	828,761
TriNet Group, Inc.*	2,386	126,434
TrueBlue, Inc.*	2,090	47,861
Upwork, Inc.*	3,014	45,331
Verisk Analytics, Inc.	8,496	1,229,371
Willdan Group, Inc.*	556	16,847

		8,147,205

Real Estate Management & Development 0.1%
Altisource Portfolio Solutions SA*	260	4,628
American Realty Investors, Inc.*	113	1,802
CBRE Group, Inc., Class A*	17,947	961,062
Consolidated-Tomoka Land Co.	284	18,168
Cushman & Wakefield plc*	5,425	101,176
eXp World Holdings, Inc.*	731	6,557
Forestar Group, Inc.*	472	8,864
FRP Holdings, Inc.*	393	20,350
Griffin Industrial Realty, Inc.	44	1,733
Howard Hughes Corp. (The)*	2,156	241,084
Jones Lang LaSalle, Inc.	2,765	405,128
Kennedy-Wilson Holdings, Inc.	6,652	153,063
Marcus & Millichap, Inc.*	1,229	43,900
Maui Land & Pineapple Co., Inc.*	304	3,128
Newmark Group, Inc., Class A	7,729	82,082
Rafael Holdings, Inc., Class B*	616	10,700
RE/MAX Holdings, Inc., Class A	981	32,814
Realogy Holdings Corp. (e)	5,806	45,751
Redfin Corp.* (e)	4,728	82,220
RMR Group, Inc. (The), Class A	770	37,268
St Joe Co. (The)*	1,904	35,319
Stratus Properties, Inc.*	264	7,281
Tejon Ranch Co.*	1,174	18,878
Transcontinental Realty Investors, Inc.*	47	1,482

		2,324,438

Common Stocks (continued)

	Shares	Value

Road & Rail 0.6%
AMERCO	477	$193,204
ArcBest Corp.	1,337	38,626
Avis Budget Group, Inc.*	3,157	93,794
Covenant Transportation Group, Inc., Class A*	570	8,761
CSX Corp.	40,828	2,868,984
Daseke, Inc.*	2,068	5,563
Genesee & Wyoming, Inc., Class A*	3,007	333,867
Heartland Express, Inc.	2,428	50,745
Hertz Global Holdings, Inc.*	5,318	71,846
JB Hunt Transport Services, Inc.	4,478	526,434
Kansas City Southern	5,294	745,289
Knight-Swift Transportation Holdings, Inc.	6,629	241,693
Landstar System, Inc.	2,124	240,331
Lyft, Inc., Class A*	1,784	73,929
Marten Transport Ltd.	2,028	43,926
Norfolk Southern Corp.	14,233	2,590,406
Old Dominion Freight Line, Inc.	3,462	630,361
PAM Transportation Services, Inc.*	86	4,928
Roadrunner Transportation Systems, Inc.*	161	1,810
Ryder System, Inc.	2,794	135,872
Saia, Inc.*	1,401	124,969
Schneider National, Inc., Class B	3,055	69,868
Uber Technologies, Inc.* (e)	9,766	307,629
Union Pacific Corp.	37,980	6,284,171
Universal Logistics Holdings, Inc.	374	7,052
US Xpress Enterprises, Inc., Class A*	998	5,180
Werner Enterprises, Inc.	2,442	89,133
YRC Worldwide, Inc.*	1,500	5,025

		15,793,396

Semiconductors & Semiconductor Equipment 2.5%
Adesto Technologies Corp.*	1,209	11,074
Advanced Energy Industries, Inc.*	2,032	120,091
Advanced Micro Devices, Inc.*	53,056	1,800,190
Alpha & Omega Semiconductor Ltd.*	899	11,741
Ambarella, Inc.*	1,691	88,997
Amkor Technology, Inc.*	5,353	66,538
Analog Devices, Inc.	19,650	2,095,279
Applied Materials, Inc.	49,913	2,708,279
Axcelis Technologies, Inc.*	1,746	33,471
AXT, Inc.*	1,723	5,376
Broadcom, Inc.	20,630	6,041,496
Brooks Automation, Inc.	3,780	160,537
Cabot Microelectronics Corp.	1,548	233,934
CEVA, Inc.*	1,191	32,419
Cirrus Logic, Inc.*	3,113	211,559
Cohu, Inc.	2,202	36,597
Cree, Inc.*	5,482	261,656
Cypress Semiconductor Corp.	19,732	459,164
Diodes, Inc.*	2,197	102,490
DSP Group, Inc.*	1,237	18,444
Enphase Energy, Inc.* (e)	4,942	96,023
Entegris, Inc.	7,214	346,272
First Solar, Inc.*	4,394	227,565
FormFactor, Inc.*	4,026	87,888
GSI Technology, Inc.*	720	5,630
Ichor Holdings Ltd.*	1,177	34,262

38

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Impinj, Inc.* (e)	797	$26,217
Inphi Corp.*	2,391	171,865
Intel Corp.	237,607	13,431,924
KLA Corp.	8,478	1,433,121
Lam Research Corp.	7,715	2,091,074
Lattice Semiconductor Corp.*	6,667	130,607
MACOM Technology Solutions Holdings, Inc.*	2,489	56,600
Marvell Technology Group Ltd.	35,126	856,723
Maxim Integrated Products, Inc.	14,540	852,916
MaxLinear, Inc.*	3,503	66,417
Microchip Technology, Inc.	12,362	1,165,613
Micron Technology, Inc.*	59,116	2,810,966
MKS Instruments, Inc.	2,892	312,972
Monolithic Power Systems, Inc.	2,226	333,722
NeoPhotonics Corp.*	1,725	11,351
NVE Corp.	268	16,683
NVIDIA Corp.	31,168	6,265,391
ON Semiconductor Corp.*	21,839	445,516
Onto Innovation, Inc.*	2,582	83,132
PDF Solutions, Inc.*	1,558	25,177
Photronics, Inc.*	3,488	41,158
Power Integrations, Inc.	1,517	138,214
Qorvo, Inc.*	6,316	510,712
QUALCOMM, Inc.	65,119	5,238,172
Rambus, Inc.*	6,025	83,416
Semtech Corp.*	3,508	177,014
Silicon Laboratories, Inc.*	2,291	243,396
Skyworks Solutions, Inc.	9,211	838,754
SMART Global Holdings, Inc.*	757	22,483
SunPower Corp.* (e)	3,354	29,381
Synaptics, Inc.*	1,847	77,777
Teradyne, Inc.	9,167	561,204
Texas Instruments, Inc.	50,141	5,916,137
Ultra Clean Holdings, Inc.*	2,075	44,343
Universal Display Corp.	2,284	457,211
Veeco Instruments, Inc.*	2,580	35,191
Xilinx, Inc.	13,679	1,241,232
Xperi Corp.	2,592	52,631

		61,593,385

Software 4.5%
2U, Inc.*	2,989	53,578
8x8, Inc.*	5,056	97,682
A10 Networks, Inc.*	3,149	23,397
ACI Worldwide, Inc.*	6,110	191,793
Adobe, Inc.*	26,145	7,266,480
Agilysys, Inc.*	1,100	27,709
Alarm.com Holdings, Inc.*	1,964	97,022
Altair Engineering, Inc., Class A*	2,093	77,169
Alteryx, Inc., Class A*	2,416	221,064
American Software, Inc., Class A	1,581	25,628
Anaplan, Inc.*	4,472	211,078
ANSYS, Inc.*	4,476	985,391
Appfolio, Inc., Class A*	815	79,242
Appian Corp.*	1,667	74,415
Aspen Technology, Inc.*	3,693	425,101
Atlassian Corp. plc, Class A*	5,675	685,483
Autodesk, Inc.*	11,771	1,734,575

Common Stocks (continued)

	Shares	Value

Software (continued)
Avalara, Inc.*	2,445	$173,595
Avaya Holdings Corp.*	5,937	71,778
Benefitfocus, Inc.*	1,601	36,399
Blackbaud, Inc.	2,606	218,774
Blackline, Inc.*	2,290	107,035
Bottomline Technologies DE, Inc.*	2,301	94,226
Box, Inc., Class A*	7,700	130,284
Cadence Design Systems, Inc.*	14,926	975,414
CDK Global, Inc.	6,310	318,907
Cerence, Inc.*	1,840	28,520
Ceridian HCM Holding, Inc.*	4,188	202,071
ChannelAdvisor Corp.*	1,623	15,272
Cision Ltd.*	4,978	50,128
Citrix Systems, Inc.	6,736	733,281
Cloudera, Inc.*	12,601	106,857
CommVault Systems, Inc.*	2,126	105,598
Cornerstone OnDemand, Inc.*	3,023	177,057
Coupa Software, Inc.*	3,269	449,455
Digimarc Corp.* (e)	629	22,392
Digital Turbine, Inc.*	4,322	30,211
DocuSign, Inc.*	8,198	542,626
Domo, Inc., Class B*	936	15,051
Dropbox, Inc., Class A*	11,364	225,235
Dynatrace, Inc.*	1,669	33,764
Ebix, Inc. (e)	1,212	51,668
eGain Corp.*	917	6,900
Elastic NV*	2,333	167,999
Envestnet, Inc.*	2,575	160,912
Everbridge, Inc.*	1,777	123,519
Fair Isaac Corp.*	1,519	461,837
FireEye, Inc.*	10,744	170,185
Five9, Inc.*	3,183	176,688
ForeScout Technologies, Inc.*	2,215	68,133
Fortinet, Inc.*	7,545	615,370
GTY Technology Holdings, Inc.*	2,048	10,670
Guidewire Software, Inc.*	4,409	497,071
HubSpot, Inc.*	2,136	331,294
Ideanomics, Inc.* (e)	2,315	2,662
Instructure, Inc.*	1,803	84,254
Intelligent Systems Corp.* (e)	330	14,906
Intuit, Inc.	13,333	3,433,248
j2 Global, Inc.	2,478	235,311
LivePerson, Inc.*	3,374	138,503
LogMeIn, Inc.	2,643	173,592
Majesco*	340	2,927
Manhattan Associates, Inc.*	3,458	259,177
Medallia, Inc.*	721	20,967
Microsoft Corp.	405,047	58,071,588
MicroStrategy, Inc., Class A*	432	66,204
Mitek Systems, Inc.*	1,657	15,973
MobileIron, Inc.*	5,106	31,964
Model N, Inc.*	1,733	51,626
New Relic, Inc.*	2,765	177,126
Nuance Communications, Inc.*	14,731	240,410
Nutanix, Inc., Class A*	7,513	219,530
OneSpan, Inc.*	1,762	32,967
Oracle Corp.	120,165	6,547,791
PagerDuty, Inc.*	564	12,966
Palo Alto Networks, Inc.*	4,975	1,131,265
Paycom Software, Inc.*	2,637	557,805

39

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Software (continued)
Paylocity Holding Corp.*	1,743	$178,832
Pegasystems, Inc.	2,051	154,256
Phunware, Inc.* (e)	1,493	2,463
Ping Identity Holding Corp.*	917	15,323
Pluralsight, Inc., Class A* (e)	3,285	59,393
Progress Software Corp.	2,325	92,721
Proofpoint, Inc.*	2,941	339,303
PROS Holdings, Inc.*	1,756	89,977
PTC, Inc.*	5,588	373,893
Q2 Holdings, Inc.*	2,289	163,641
QAD, Inc., Class A	597	27,749
Qualys, Inc.*	1,818	155,130
Rapid7, Inc.*	2,590	129,733
RealPage, Inc.*	4,089	247,589
Rimini Street, Inc.*	905	3,539
RingCentral, Inc., Class A*	3,729	602,308
SailPoint Technologies Holding, Inc.*	4,512	87,352
salesforce.com, Inc.*	43,956	6,878,674
SecureWorks Corp., Class A*	370	4,499
ServiceNow, Inc.*	9,965	2,463,946
SharpSpring, Inc.*	462	4,708
ShotSpotter, Inc.*	450	9,090
Smartsheet, Inc., Class A*	4,661	183,643
SolarWinds Corp.*	2,415	45,764
Splunk, Inc.*	7,999	959,560
SPS Commerce, Inc.*	1,877	99,049
SS&C Technologies Holdings, Inc.	11,843	615,954
SVMK, Inc.*	4,581	84,290
Symantec Corp.	31,337	716,991
Synchronoss Technologies, Inc.* (e)	2,220	13,320
Synopsys, Inc.*	7,983	1,083,692
Telaria, Inc.*	2,448	18,531
Telenav, Inc.*	1,925	9,067
Tenable Holdings, Inc.*	1,901	47,905
Teradata Corp.*	6,107	182,783
TiVo Corp.	6,454	52,536
Trade Desk, Inc. (The), Class A*	2,056	412,845
Tyler Technologies, Inc.*	2,167	581,883
Upland Software, Inc.*	1,222	45,801
Varonis Systems, Inc.*	1,585	113,407
Verint Systems, Inc.*	3,501	158,910
VirnetX Holding Corp.* (e)	3,357	19,638
VMware, Inc., Class A	4,054	641,627
Workday, Inc., Class A*	8,518	1,381,279
Workiva, Inc.*	1,951	81,298
Yext, Inc.*	4,934	81,214
Zendesk, Inc.*	5,845	412,949
Zix Corp.*	2,853	18,858
Zscaler, Inc.* (e)	3,317	145,882
Zuora, Inc., Class A*	4,622	65,864

		111,864,404

Specialty Retail 1.5%
Aaron’s, Inc.	3,606	270,198
Abercrombie & Fitch Co., Class A	3,575	57,879
Advance Auto Parts, Inc.	3,690	599,551
American Eagle Outfitters, Inc.	8,701	133,821
America’s Car-Mart, Inc.*	334	30,391
Asbury Automotive Group, Inc.*	1,045	107,771

Common Stocks (continued)

	Shares	Value

Specialty Retail (continued)
Ascena Retail Group, Inc.*	7,053	$2,484
At Home Group, Inc.* (e)	2,495	21,257
AutoNation, Inc.*	2,897	147,312
AutoZone, Inc.*	1,306	1,494,560
Barnes & Noble Education, Inc.*	1,836	7,546
Bed Bath & Beyond, Inc. (e)	6,646	91,050
Best Buy Co., Inc.	12,323	885,161
Boot Barn Holdings, Inc.*	1,508	52,855
Buckle, Inc. (The) (e)	1,591	33,284
Burlington Stores, Inc.*	3,507	673,940
Caleres, Inc.	2,099	45,171
Camping World Holdings, Inc., Class A (e)	1,871	17,681
CarMax, Inc.*	8,922	831,263
Carvana Co.*	2,363	191,592
Cato Corp. (The), Class A	1,080	18,889
Chico’s FAS, Inc.	6,335	21,792
Children’s Place, Inc. (The) (e)	826	67,658
Citi Trends, Inc.	512	9,139
Conn’s, Inc.* (e)	967	23,392
Container Store Group, Inc. (The)*	712	3,005
Designer Brands, Inc., Class A	3,418	56,397
Dick’s Sporting Goods, Inc.	3,558	138,513
Express, Inc.*	3,998	12,874
Five Below, Inc.*	2,953	369,450
Floor & Decor Holdings, Inc., Class A*	3,611	165,492
Foot Locker, Inc.	5,946	258,710
GameStop Corp., Class A (e)	4,676	25,437
Gap, Inc. (The)	11,742	190,925
Genesco, Inc.*	881	34,227
GNC Holdings, Inc., Class A* (e)	3,678	9,710
Group 1 Automotive, Inc.	934	92,877
Guess?, Inc.	2,855	47,821
Haverty Furniture Cos., Inc.	998	18,104
Hibbett Sports, Inc.* (e)	956	22,810
Home Depot, Inc. (The)	59,042	13,850,072
Hudson Ltd., Class A*	1,787	22,195
J. Jill, Inc. (e)	760	1,315
L Brands, Inc.	12,288	209,388
Lithia Motors, Inc., Class A	1,185	186,614
Lowe’s Cos., Inc.	42,032	4,691,192
Lumber Liquidators Holdings, Inc.*	1,613	14,888
MarineMax, Inc.*	1,230	19,004
Michaels Cos., Inc. (The)*	4,483	39,137
Monro, Inc.	1,743	122,202
Murphy USA, Inc.*	1,632	192,462
National Vision Holdings, Inc.*	4,123	98,127
Office Depot, Inc.	29,707	61,196
O’Reilly Automotive, Inc.*	4,038	1,758,589
Party City Holdco, Inc.* (e)	2,975	16,720
Penske Automotive Group, Inc.	1,853	90,278
Rent-A-Center, Inc.	2,545	65,839
Restoration Hardware Holdings, Inc.* (e)	899	163,348
Ross Stores, Inc.	19,229	2,108,844
RTW RetailWinds, Inc.*	1,388	2,054
Sally Beauty Holdings, Inc.*	6,514	100,967
Shoe Carnival, Inc.	563	18,686
Signet Jewelers Ltd. (e)	2,899	46,500
Sleep Number Corp.*	1,492	71,795

40

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Specialty Retail (continued)
Sonic Automotive, Inc., Class A	1,295	$41,738
Sportsman’s Warehouse Holdings, Inc.*	1,915	13,041
Tailored Brands, Inc. (e)	2,728	12,658
Tiffany & Co.	6,499	809,191
Tile Shop Holdings, Inc.	1,693	2,844
Tilly’s, Inc., Class A	977	10,024
TJX Cos., Inc. (The)	64,977	3,745,924
Tractor Supply Co.	6,414	609,458
Ulta Beauty, Inc.*	3,028	705,978
Urban Outfitters, Inc.*	3,754	107,740
Williams-Sonoma, Inc.	4,208	281,052
Winmark Corp.	110	19,800
Zumiez, Inc.*	1,065	33,984

		37,626,833

Technology Hardware, Storage & Peripherals 2.6%
3D Systems Corp.* (e)	6,174	58,591
Apple, Inc.	242,093	60,223,055
AstroNova, Inc.	304	4,821
Avid Technology, Inc.*	1,675	11,315
Dell Technologies, Inc., Class C*	8,110	428,938
Diebold Nixdorf, Inc.*	4,159	29,113
Hewlett Packard Enterprise Co.	71,499	1,173,299
HP, Inc.	80,812	1,403,704
Immersion Corp.*	1,513	12,437
NCR Corp.*	6,446	188,288
NetApp, Inc.	12,742	712,023
Pure Storage, Inc., Class A*	12,301	239,377
Sonim Technologies, Inc.*	165	394
Stratasys Ltd.*	2,792	57,739
Western Digital Corp.	15,767	814,365
Xerox Holdings Corp.	9,890	335,568

		65,693,027

Textiles, Apparel & Luxury Goods 0.5%
Capri Holdings Ltd.*	7,675	238,462
Carter’s, Inc.	2,359	236,466
Centric Brands, Inc.*	755	1,887
Columbia Sportswear Co.	1,602	144,901
Crocs, Inc.*	3,357	117,461
Culp, Inc.	496	7,673
Deckers Outdoor Corp.*	1,563	238,983
Delta Apparel, Inc.*	281	7,011
Fossil Group, Inc.*	2,473	26,906
G-III Apparel Group Ltd.*	2,423	60,842
Hanesbrands, Inc.	19,350	294,313
Kontoor Brands, Inc.	2,372	90,136
Lululemon Athletica, Inc.*	6,351	1,297,319
Movado Group, Inc.	849	22,116
NIKE, Inc., Class B	66,203	5,928,479
Oxford Industries, Inc.	871	59,977
PVH Corp.	3,998	348,466
Ralph Lauren Corp.	2,743	263,493
Rocky Brands, Inc.	313	8,705
Skechers U.S.A., Inc., Class A*	7,047	263,346
Steven Madden Ltd.	4,508	185,639
Superior Group of Cos., Inc.	480	6,946
Tapestry, Inc.	15,537	401,787

Common Stocks (continued)

	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Under Armour, Inc., Class A*	20,560	$402,191
Unifi, Inc.*	859	23,451
Vera Bradley, Inc.*	1,258	13,536
VF Corp.	16,398	1,349,391
Vince Holding Corp.*	138	2,915
Wolverine World Wide, Inc.	4,529	134,421

		12,177,219

Thrifts & Mortgage Finance 0.1%
Axos Financial, Inc.*	3,115	90,491
Bridgewater Bancshares, Inc.*	1,333	16,782
Capitol Federal Financial, Inc.	7,121	101,617
Columbia Financial, Inc.*	2,935	48,398
Dime Community Bancshares, Inc.	1,712	33,025
Entegra Financial Corp.*	303	9,120
ESSA Bancorp, Inc.	428	6,998
Essent Group Ltd.	5,180	269,826
Federal Agricultural Mortgage Corp., Class C	492	41,668
First Defiance Financial Corp.	876	27,086
Flagstar Bancorp, Inc.	1,531	55,637
FS Bancorp, Inc.	180	10,305
Greene County Bancorp, Inc.	149	4,145
Hingham Institution for Savings	81	15,389
Home Bancorp, Inc.	453	17,287
HomeStreet, Inc.*	1,203	36,102
Kearny Financial Corp.	4,557	63,935
LendingTree, Inc.*	414	148,978
Luther Burbank Corp.	1,281	14,821
Merchants Bancorp	389	6,352
Meridian Bancorp, Inc.	2,164	42,328
Meta Financial Group, Inc.	1,907	60,376
MGIC Investment Corp.	19,129	262,259
MMA Capital Holdings, Inc.*	221	7,034
Mr. Cooper Group, Inc.*	3,968	50,790
New York Community Bancorp, Inc.	24,410	284,377
NMI Holdings, Inc., Class A*	3,486	101,966
Northfield Bancorp, Inc.	2,343	39,854
Northwest Bancshares, Inc.	5,299	89,394
OceanFirst Financial Corp.	2,697	64,539
Ocwen Financial Corp.*	7,992	13,506
OP Bancorp	592	5,802
Oritani Financial Corp.	1,767	32,972
PCSB Financial Corp.	913	18,497
PDL Community Bancorp*	382	5,359
PennyMac Financial Services, Inc.*	1,121	34,897
Pioneer Bancorp, Inc.*	500	6,750
Provident Bancorp, Inc.*	386	4,400
Provident Financial Holdings, Inc.	263	5,276
Provident Financial Services, Inc.	3,202	79,890
Prudential Bancorp, Inc.	395	6,893
Radian Group, Inc.	11,001	276,125
Riverview Bancorp, Inc.	957	6,881
Southern Missouri Bancorp, Inc.	467	17,003
Sterling Bancorp, Inc.	743	7,200
Territorial Bancorp, Inc.	349	10,316
TFS Financial Corp.	2,634	50,731
Timberland Bancorp, Inc.	332	8,798
TrustCo Bank Corp.	4,791	41,394

41

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Common Stocks (continued)

	Shares	Value

Thrifts & Mortgage Finance (continued)
United Community Financial Corp.	3,492	$39,774
United Financial Bancorp, Inc.	2,762	38,999
Walker & Dunlop, Inc.	1,493	94,044
Washington Federal, Inc.	4,149	151,273
Waterstone Financial, Inc.	1,298	24,182
Western New England Bancorp, Inc.	1,070	10,229
WSFS Financial Corp.	2,830	119,341

		3,131,411

Tobacco 0.5%
22nd Century Group, Inc.* (e)	7,172	13,555
Altria Group, Inc.	99,989	4,478,507
Philip Morris International, Inc.	83,116	6,768,967
Pyxus International, Inc.* (e)	382	4,362
Turning Point Brands, Inc.	449	9,371
Universal Corp.	1,316	72,117
Vector Group Ltd.	5,799	70,748

		11,417,627

Trading Companies & Distributors 0.2%
Air Lease Corp.	5,591	245,892
Aircastle Ltd.	2,758	75,073
Applied Industrial Technologies, Inc.	2,057	123,091
Beacon Roofing Supply, Inc.*	3,633	112,768
BlueLinx Holdings, Inc.*	402	12,567
BMC Stock Holdings, Inc.*	3,607	97,353
CAI International, Inc.*	822	19,539
DXP Enterprises, Inc.*	845	29,169
EVI Industries, Inc.	198	6,809
Fastenal Co.	30,715	1,103,897
Foundation Building Materials, Inc.*	884	16,434
GATX Corp.	1,917	152,497
General Finance Corp.*	523	5,115
GMS, Inc.*	1,719	51,501
H&E Equipment Services, Inc.	1,683	57,121
HD Supply Holdings, Inc.*	9,219	364,519
Herc Holdings, Inc.*	1,307	57,848
Kaman Corp.	1,472	86,362
Lawson Products, Inc.*	188	8,639
MRC Global, Inc.*	4,182	47,508
MSC Industrial Direct Co., Inc., Class A	2,350	172,044
NOW, Inc.*	5,793	61,058
Rush Enterprises, Inc., Class A	1,681	73,286
SiteOne Landscape Supply, Inc.*	2,177	191,707
Systemax, Inc.	731	15,819
Textainer Group Holdings Ltd.*	1,651	17,088
Titan Machinery, Inc.*	1,042	17,297
Transcat, Inc.*	312	9,778
Triton International Ltd.	2,973	109,109
United Rentals, Inc.*	4,138	552,713
Univar Solutions, Inc.*	8,507	182,560
Veritiv Corp.*	784	10,694
Watsco, Inc.	1,744	307,467
WESCO International, Inc.*	2,274	114,041
Willis Lease Finance Corp.*	130	7,086
WW Grainger, Inc.	2,360	728,862

		5,244,311

Common Stocks (continued)

	Shares	Value

Transportation Infrastructure 0.0%†
Macquarie Infrastructure Corp.	3,963	$170,964

Water Utilities 0.1%
American States Water Co.	1,844	175,420
American Water Works Co., Inc.	9,722	1,198,431
Aqua America, Inc.	11,621	526,780
AquaVenture Holdings Ltd.*	633	12,419
Artesian Resources Corp., Class A	360	13,356
Cadiz, Inc.* (e)	592	7,009
California Water Service Group	2,602	145,634
Consolidated Water Co. Ltd.	775	13,594
Global Water Resources, Inc.	535	6,554
Middlesex Water Co.	849	57,095
Pure Cycle Corp.*	760	8,497
SJW Group	1,415	102,375
York Water Co. (The)	675	29,727

		2,296,891

Wireless Telecommunication Services 0.1%
Boingo Wireless, Inc.*	2,253	21,336
Gogo, Inc.* (e)	2,478	15,240
Shenandoah Telecommunications Co.	2,583	83,069
Spok Holdings, Inc.	1,066	12,685
Sprint Corp.*	30,511	189,473
Telephone & Data Systems, Inc.	5,387	140,547
T-Mobile US, Inc.*	16,832	1,391,333
United States Cellular Corp.*	813	30,260

		1,883,943

Total Common Stocks (cost $1,452,008,718)		1,606,831,117

Corporate Bonds 14.5%

	Principal Amount

Aerospace & Defense 0.5%
General Dynamics Corp., (ICE LIBOR USD 3 Month + 0.38%), 2.56%, 5/11/2021 (f)	$3,305,000	3,320,663
Northrop Grumman Corp., 2.08%, 10/15/2020	4,300,000	4,305,746
United Technologies Corp.,
1.90%, 5/4/2020	500,000	500,179
(ICE LIBOR USD 3 Month + 0.65%), 2.82%, 8/16/2021 (f)	5,310,000	5,311,025

		13,437,613

Automobiles 0.2%
BMW US Capital LLC, 2.15%, 4/6/2020 (a)	2,500,000	2,502,555
Daimler Finance North America LLC, (ICE LIBOR USD 3 Month + 0.55%), 2.84%, 5/4/2021 (a)(f)	2,400,000	2,400,645

42

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Automobiles (continued)
General Motors Co., (ICE LIBOR USD 3 Month + 0.90%), 3.03%, 9/10/2021 (f)	$230,000	$230,118

		5,133,318

Banks 3.8%
ABN AMRO Bank NV, (ICE LIBOR USD 3 Month + 0.57%), 2.70%, 8/27/2021 (a)(f)	3,000,000	3,011,076
Banco Santander Chile, 2.50%, 12/15/2020 (a)	1,880,000	1,877,650
Banco Santander SA, (ICE LIBOR USD 3 Month + 1.09%), 3.24%, 2/23/2023 (f)	4,400,000	4,423,438
Bank of America Corp.,
2.63%, 10/19/2020	2,000,000	2,013,389
2.63%, 4/19/2021	4,000,000	4,042,785
3.30%, 1/11/2023	2,400,000	2,488,272
(ICE LIBOR USD 3 Month + 0.79%), 2.92%, 3/5/2024 (f)	2,000,000	2,012,885
Bank of Montreal,
Series D, (ICE LIBOR USD 3 Month + 0.46%), 2.46%, 4/13/2021 (f)	3,000,000	3,012,840
2.50%, 6/28/2024	1,360,000	1,378,471
BNP Paribas SA,
2.38%, 5/21/2020	2,400,000	2,406,335
3.50%, 3/1/2023 (a)	2,000,000	2,076,281
Citigroup, Inc.,
2.70%, 3/30/2021	7,000,000	7,068,513
(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 1/24/2023 (f)	1,500,000	1,529,754
Credit Agricole SA,
(ICE LIBOR USD 3 Month + 0.97%), 3.10%, 6/10/2020 (a)(f)	1,200,000	1,206,179
(ICE LIBOR USD 3 Month + 1.18%), 3.28%, 7/1/2021 (a)(f)	1,400,000	1,419,392
Credit Suisse Group Funding Guernsey Ltd., 3.13%, 12/10/2020	500,000	505,477
HSBC Holdings plc,
3.60%, 5/25/2023	4,450,000	4,648,036
(ICE LIBOR USD 3 Month + 1.00%), 3.12%, 5/18/2024 (f)	3,450,000	3,474,081
Intesa Sanpaolo SpA,
3.13%, 7/14/2022 (a)	2,000,000	2,014,537
3.38%, 1/12/2023 (a)	2,000,000	2,021,220
JPMorgan Chase & Co., (ICE LIBOR USD 3 Month + 1.00%), 4.02%, 12/5/2024 (f)	4,520,000	4,826,446
Lloyds Banking Group plc,
3.10%, 7/6/2021	2,000,000	2,033,059
3.90%, 3/12/2024	600,000	633,853
Manufacturers & Traders Trust Co., 2.05%, 8/17/2020	4,500,000	4,505,636
MUFG Bank Ltd., 2.30%, 3/5/2020 (a)	1,950,000	1,951,626
Nordea Bank Abp, 4.88%, 5/13/2021 (a)	500,000	518,825

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Royal Bank of Canada,
2.13%, 3/2/2020	$1,000,000	$1,000,758
(ICE LIBOR USD 3 Month + 0.66%), 2.70%, 10/5/2023 (f)	5,400,000	5,419,445
Santander UK Group Holdings plc, 3.57%, 1/10/2023	500,000	510,922
Standard Chartered plc, 3.95%, 1/11/2023 (a)	4,000,000	4,135,890
Sumitomo Mitsui Financial Group, Inc., (ICE LIBOR USD 3 Month + 0.80%), 2.80%, 10/16/2023 (f)	2,500,000	2,507,596
Svenska Handelsbanken AB, (ICE LIBOR USD 3 Month + 0.47%), 2.60%, 5/24/2021 (f)	2,000,000	2,008,237
Toronto-Dominion Bank (The), (ICE LIBOR USD 3 Month + 0.27%), 2.41%, 3/17/2021 (f)	3,460,000	3,467,100
Wells Fargo & Co.,
Series N, 2.15%, 1/30/2020	2,000,000	2,001,258
Series N, (ICE LIBOR USD 3 Month + 0.68%), 2.62%, 1/30/2020 (f)	1,500,000	1,502,370
(ICE LIBOR USD 3 Month + 1.23%), 3.16%, 10/31/2023 (f)	4,000,000	4,070,087

		93,723,719

Beverages 0.4%
Anheuser-Busch InBev Worldwide, Inc., (ICE LIBOR USD 3 Month + 0.74%), 2.74%, 1/12/2024 (f)	3,790,000	3,808,998
Constellation Brands, Inc., (ICE LIBOR USD 3 Month + 0.70%), 2.86%, 11/15/2021 (f)	3,625,000	3,625,276
Diageo Capital plc, (ICE LIBOR USD 3 Month + 0.24%), 2.36%, 5/18/2020 (f)	335,000	335,244
Molson Coors Brewing Co., 2.25%, 3/15/2020	1,554,000	1,554,506

		9,324,024

Biotechnology 0.4%
AbbVie, Inc., 2.90%, 11/6/2022	4,200,000	4,281,252
Amgen, Inc., 2.13%, 5/1/2020	1,000,000	1,001,027
Celgene Corp.,
2.88%, 8/15/2020	2,000,000	2,012,795
2.25%, 8/15/2021	1,845,000	1,854,214
Gilead Sciences, Inc., 2.55%, 9/1/2020	1,000,000	1,005,492

		10,154,780

Capital Markets 0.8%
Bank of New York Mellon Corp. (The), (ICE LIBOR USD 3 Month + 0.87%), 2.99%, 8/17/2020 (f)	4,000,000	4,024,041
Credit Suisse AG, 3.63%, 9/9/2024	2,830,000	3,007,418

43

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Capital Markets (continued)
Goldman Sachs Group, Inc. (The), (ICE LIBOR USD 3 Month + 1.36%), 3.30%, 4/23/2021 (f)	$7,950,000	$8,057,887
Morgan Stanley,
5.50%, 1/26/2020	1,200,000	1,209,554
(ICE LIBOR USD 3 Month + 1.40%), 3.37%, 4/21/2021 (f)	1,000,000	1,016,060
UBS Group AG, (ICE LIBOR USD 3 Month + 0.95%), 3.11%, 8/15/2023 (a)(f)	2,100,000	2,111,775

		19,426,735

Chemicals 0.1%
Equate Petrochemical BV, 3.00%, 3/3/2022 (a)	1,990,000	1,991,473

Commercial Services & Supplies 0.0%†
Republic Services, Inc., 5.25%, 11/15/2021	1,000,000	1,065,200

Consumer Finance 0.3%
AerCap Ireland Capital DAC, 4.50%, 5/15/2021	1,500,000	1,551,637
American Express Co., (ICE LIBOR USD 3 Month + 0.60%), 2.89%, 11/5/2021 (f)	2,500,000	2,513,225
American Express Credit Corp., Series F, 2.60%, 9/14/2020	2,000,000	2,011,199
General Motors Financial Co., Inc., 3.70%, 11/24/2020	1,500,000	1,522,332
Park Aerospace Holdings Ltd., 5.25%, 8/15/2022 (a)	185,000	197,016

		7,795,409

Diversified Financial Services 0.4%
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/2020	2,500,000	2,498,439
Shell International Finance BV,
(ICE LIBOR USD 3 Month + 0.45%), 2.63%, 5/11/2020 (f)	3,457,000	3,464,748
(ICE LIBOR USD 3 Month + 0.40%), 2.58%, 11/13/2023 (f)	4,000,000	4,002,048

		9,965,235

Diversified Telecommunication Services 0.3%
AT&T, Inc., (ICE LIBOR USD 3 Month + 1.18%), 3.31%, 6/12/2024 (f)	6,000,000	6,104,264

Electric Utilities 0.5%
Duke Energy Carolinas LLC, 2.50%, 3/15/2023	1,000,000	1,019,812
Duke Energy Corp.,
3.55%, 9/15/2021	2,300,000	2,358,970
2.40%, 8/15/2022	1,000,000	1,009,797
FirstEnergy Corp.,
Series A, 2.85%, 7/15/2022	2,855,000	2,908,297
Series B, 4.25%, 3/15/2023	2,162,000	2,291,111

Corporate Bonds (continued)

	Principal Amount	Value

Electric Utilities (continued)
Georgia Power Co., Series C, 2.00%, 9/8/2020	$1,700,000	$1,701,380
Perusahaan Listrik Negara PT, 5.45%, 5/21/2028 (a)	1,830,000	2,095,350

		13,384,717

Energy Equipment & Services 0.0%†
Halliburton Co., 3.25%, 11/15/2021	767,000	784,254

Food & Staples Retailing 0.2%
Walmart, Inc.,
(ICE LIBOR USD 3 Month + 0.23%), 2.39%, 6/23/2021 (f)	5,080,000	5,096,444

Food Products 0.1%
JM Smucker Co. (The), 2.50%, 3/15/2020	1,000,000	1,001,634
Kraft Heinz Foods Co., 2.80%, 7/2/2020	133,000	133,348
Tyson Foods, Inc., 2.25%, 8/23/2021	1,000,000	1,004,921

		2,139,903

Health Care Equipment & Supplies 0.2%
Becton Dickinson and Co.,
2.40%, 6/5/2020	2,097,000	2,102,415
(ICE LIBOR USD 3 Month + 0.88%), 2.98%, 12/29/2020 (f)	683,000	683,328
3.36%, 6/6/2024	1,000,000	1,047,451

		3,833,194

Health Care Providers & Services 1.0%
Anthem, Inc., 2.50%, 11/21/2020	2,200,000	2,213,102
Cigna Corp.,
(ICE LIBOR USD 3 Month + 0.65%), 2.79%, 9/17/2021 (f)	2,420,000	2,420,387
(ICE LIBOR USD 3 Month + 0.89%), 2.89%, 7/15/2023 (f)	7,160,000	7,186,319
CVS Health Corp.,
(ICE LIBOR USD 3 Month + 0.72%), 2.82%, 3/9/2021 (f)	4,980,000	5,007,490
3.70%, 3/9/2023	2,280,000	2,377,142
Humana, Inc.,
2.50%, 12/15/2020	610,000	612,612
3.15%, 12/1/2022	1,500,000	1,539,359
UnitedHealth Group, Inc.,
(ICE LIBOR USD 3 Month + 0.07%), 2.07%, 10/15/2020 (f)	2,080,000	2,077,254
2.88%, 12/15/2021	1,000,000	1,021,722

		24,455,387

Hotels, Restaurants & Leisure 0.1%
Marriott International, Inc.,
Series Y, (ICE LIBOR USD 3 Month + 0.60%), 2.74%, 12/1/2020 (f)	290,000	290,741
(ICE LIBOR USD 3 Month + 0.65%), 2.75%, 3/8/2021 (f)	300,000	301,311

44

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Hotels, Restaurants & Leisure (continued)
Sands China Ltd., 4.60%, 8/8/2023	$2,010,000	$2,126,419

		2,718,471

Household Products 0.1%
Reckitt Benckiser Treasury Services plc, (ICE LIBOR USD 3 Month + 0.56%), 2.69%, 6/24/2022 (a)(f)	2,100,000	2,104,556

Industrial Conglomerates 0.5%
3M Co.,
2.25%, 3/15/2023	2,000,000	2,022,023
(ICE LIBOR USD 3 Month + 0.30%), 2.48%, 2/14/2024 (f)	2,600,000	2,593,718
General Electric Co.,
3.15%, 9/7/2022	7,000,000	7,133,676

		11,749,417

Interactive Media & Services 0.1%
Tencent Holdings Ltd., Reg. S, 2.99%, 1/19/2023	1,980,000	2,016,288

Internet & Direct Marketing Retail 0.1%
Amazon.com, Inc., 1.90%, 8/21/2020	1,500,000	1,500,562

IT Services 0.2%
Visa, Inc., 2.20%, 12/14/2020	6,000,000	6,029,522

Media 0.6%
Charter Communications Operating LLC, (ICE LIBOR USD 3 Month + 1.65%), 3.90%, 2/1/2024 (f)	3,700,000	3,807,004
Comcast Corp.,
(ICE LIBOR USD 3 Month + 0.33%), 2.43%, 10/1/2020 (f)	1,650,000	1,654,141
(ICE LIBOR USD 3 Month + 0.63%), 2.63%, 4/15/2024 (f)	4,700,000	4,741,018
Time Warner Cable LLC, 5.00%, 2/1/2020	3,500,000	3,523,381

		13,725,544

Metals & Mining 0.3%
ArcelorMittal, 5.50%, 3/1/2021 (c)	1,000,000	1,040,589
Glencore Finance Canada Ltd., 4.25%, 10/25/2022 (a)(c)	1,000,000	1,045,950
Glencore Funding LLC,
3.00%, 10/27/2022 (a)	1,240,000	1,251,966
4.13%, 3/12/2024 (a)	2,000,000	2,101,511
Southern Copper Corp., 3.88%, 4/23/2025	1,860,000	1,948,987
Vale Overseas Ltd.,
4.38%, 1/11/2022	150,000	156,150
6.88%, 11/21/2036	520,000	661,440

		8,206,593

Corporate Bonds (continued)

	Principal Amount	Value

Multi-Utilities 0.1%
Consolidated Edison, Inc., 2.00%, 5/15/2021	$1,100,000	$1,100,739
Dominion Energy, Inc., 2.52%, 7/1/2020 (c)	1,200,000	1,203,577

		2,304,316

Oil, Gas & Consumable Fuels 1.7%
Apache Corp., 3.25%, 4/15/2022	1,000,000	1,017,725
BP Capital Markets America, Inc.,
(ICE LIBOR USD 3 Month + 0.65%), 2.81%, 9/19/2022 (f)	1,000,000	1,005,543
BP Capital Markets plc,
(ICE LIBOR USD 3 Month + 0.87%), 2.99%, 9/16/2021 (f)	590,000	596,965
3.56%, 11/1/2021	2,200,000	2,273,738
Chevron Corp.,
1.99%, 3/3/2020	700,000	700,289
2.10%, 5/16/2021	320,000	321,579
Cimarex Energy Co., 4.38%, 6/1/2024	2,300,000	2,409,698
CNOOC Finance 2015 USA LLC, 4.38%, 5/2/2028	1,840,000	2,040,258
Continental Resources, Inc., 3.80%, 6/1/2024	1,000,000	1,022,720
Ecopetrol SA, 5.88%, 9/18/2023	1,050,000	1,163,873
Enterprise Products Operating LLC, 2.80%, 2/15/2021	5,280,000	5,334,380
KazMunayGas National Co. JSC,
3.88%, 4/19/2022 (a)	4,160,000	4,265,581
4.75%, 4/24/2025 (a)	500,000	545,590
Lukoil International Finance BV, 4.75%, 11/2/2026 (a)	1,860,000	2,037,262
MPLX LP, (ICE LIBOR USD 3 Month + 1.10%), 3.20%, 9/9/2022 (f)	4,350,000	4,365,833
Occidental Petroleum Corp.,
Series 1, 4.10%, 2/1/2021	3,200,000	3,261,421
4.85%, 3/15/2021	1,400,000	1,447,013
(ICE LIBOR USD 3 Month + 1.45%), 3.64%, 8/15/2022 (f)	2,530,000	2,545,650
Petrobras Global Finance BV,
6.13%, 1/17/2022	1,510,000	1,620,985
5.30%, 1/27/2025	150,000	163,898
5.75%, 2/1/2029	300,000	333,855
Petroleos del Peru SA, 4.75%, 6/19/2032 (a)	1,970,000	2,128,979
Sinopec Group Overseas Development 2014 Ltd., 4.38%, 4/10/2024 (a)	2,120,000	2,277,796

		42,880,631

Paper & Forest Products 0.1%
Suzano Austria GmbH, 5.75%, 7/14/2026 (a)	2,010,000	2,229,110

45

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Pharmaceuticals 0.3%
AstraZeneca plc, (ICE LIBOR USD 3 Month + 0.67%), 2.79%, 8/17/2023 (f)	$2,186,000	$2,188,911
Bristol-Myers Squibb Co., 2.60%, 5/16/2022 (a)	2,670,000	2,724,456
Elanco Animal Health, Inc., 3.91%, 8/27/2021	666,000	683,840
Eli Lilly & Co., 2.35%, 5/15/2022	400,000	405,611
GlaxoSmithKline Capital plc, (ICE LIBOR USD 3 Month + 0.35%), 2.53%, 5/14/2021 (f)	1,500,000	1,503,813

		7,506,631

Semiconductors & Semiconductor Equipment 0.1%
QUALCOMM, Inc., (ICE LIBOR USD 3 Month + 0.73%), 2.67%, 1/30/2023 (f)	2,700,000	2,722,294

Software 0.0%†
Microsoft Corp., 1.85%, 2/6/2020	1,000,000	1,000,245

Specialty Retail 0.1%
Home Depot, Inc. (The), (ICE LIBOR USD 3 Month + 0.31%), 2.45%, 3/1/2022 (f)	1,000,000	1,002,603
Lowe’s Cos., Inc., 3.12%, 4/15/2022	2,500,000	2,558,811

		3,561,414

Technology Hardware, Storage & Peripherals 0.2%
Apple, Inc.,
1.80%, 5/11/2020	1,500,000	1,500,053
1.55%, 8/4/2021	2,400,000	2,393,637
Dell International LLC, 4.42%, 6/15/2021 (a)	1,500,000	1,549,107

		5,442,797

Thrifts & Mortgage Finance 0.1%
BPCE SA, 3.00%, 5/22/2022 (a)	2,770,000	2,816,900

Tobacco 0.3%
Altria Group, Inc.,
3.49%, 2/14/2022	1,680,000	1,727,152
3.80%, 2/14/2024	1,200,000	1,258,971
BAT Capital Corp.,
2.76%, 8/15/2022	3,500,000	3,533,489
(ICE LIBOR USD 3 Month + 0.88%), 3.04%, 8/15/2022 (f)	40,000	40,199
Philip Morris International, Inc., 1.88%, 11/1/2019	1,000,000	1,000,000
Reynolds American, Inc., 3.25%, 6/12/2020	500,000	503,368

		8,063,179

Corporate Bonds (continued)

	Principal Amount	Value

Trading Companies & Distributors 0.1%
International Lease Finance Corp., 5.88%, 8/15/2022	$2,600,000	$2,850,390

Wireless Telecommunication Services 0.2%
Vodafone Group plc, (ICE LIBOR USD 3 Month + 0.99%), 2.99%, 1/16/2024 (f)	4,349,000	4,393,744

Total Corporate Bonds (cost $354,584,366)		361,638,273

Exchange Traded Funds 0.4%

	Shares

Equity Funds 0.4%
iShares Russell 3000 ETF	63,317	11,238,768
SPDR S&P 500 ETF Trust	346	104,952

Total Exchange Traded Funds (cost $10,986,214)		11,343,720

Foreign Government Securities 1.4%

	Principal Amount

ARGENTINA 0.1%
Provincia de Buenos Aires, 6.50%, 2/15/2023 (a)	$1,200,000	402,012
Republic of Argentina, 5.63%, 1/26/2022	3,060,000	1,285,200

		1,687,212

COLOMBIA 0.1%
Republic of Colombia, 4.38%, 7/12/2021	3,070,000	3,172,845

ECUADOR 0.1%
Republic of Ecuador, 8.75%, 6/2/2023 (a)	1,560,000	1,579,516

EGYPT 0.0%†
Arab Republic of Egypt, Reg. S, 6.59%, 2/21/2028	1,220,000	1,241,350

INDONESIA 0.1%
Republic of Indonesia,
3.75%, 4/25/2022 (a)	1,200,000	1,234,181
2.95%, 1/11/2023	2,490,000	2,522,111

		3,756,292

KUWAIT 0.1%
Kuwait Government Bond,
2.75%, 3/20/2022 (a)	900,000	912,593
3.50%, 3/20/2027 (a)	1,260,000	1,355,457

		2,268,050

46

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Foreign Government Securities (continued)

	Principal Amount		Value

MEXICO 0.3%
United Mexican States,
4.00%, 10/2/2023		$3,060,000	$3,247,058
8.00%, 11/7/2047	MXN	53,130,000	3,041,251

			6,288,309

QATAR 0.1%
Qatar Government Bond,
2.38%, 6/2/2021 (a)		$500,000	501,250
Reg. S, 3.88%, 4/23/2023		2,220,000	2,341,621
3.38%, 3/14/2024 (a)		760,000	794,200

			3,637,071

RUSSIA 0.2%
Russian Federal Bond — OFZ,
6.90%, 5/23/2029	RUB	121,670,000	1,967,877
7.65%, 4/10/2030		144,850,000	2,471,977
7.25%, 5/10/2034		2,250,000	37,229

			4,477,083

SAUDI ARABIA 0.1%
Kingdom of Saudi Arabia, 4.50%, 4/17/2030 (a)		$1,450,000	1,641,081

SENEGAL 0.1%
Republic of Senegal, 6.25%, 5/23/2033 (a)		1,260,000	1,286,173

UNITED ARAB EMIRATES 0.1%
Abu Dhabi Government Bond,
2.50%, 10/11/2022 (a)		1,400,000	1,414,420
4.13%, 10/11/2047 (a)		1,970,000	2,265,015

			3,679,435

Total Foreign Government Securities (cost $34,518,913)			34,714,417

Mortgage-Backed Securities 5.2%
FHLMC Gold Pool
Pool# G67701 3.00%, 10/1/2046		2,142,830	2,207,718
Pool# G61739 3.00%, 9/1/2048		1,194,934	1,231,066
Pool# G08837 4.50%, 9/1/2048		795,470	837,956
Pool# Q59271 4.00%, 10/1/2048		82,575	85,833
Pool# V85283 3.50%, 3/1/2049		747,398	777,170
Pool# Q63195 3.00%, 4/1/2049		1,956,877	1,992,153
Pool# Q63579 3.00%, 5/1/2049		873,132	894,965
Pool# G08887 3.00%, 6/1/2049		1,057,586	1,076,198
GNMA I Pool
Pool# AB2892 3.00%, 9/15/2042		119,395	123,368

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA I Pool (continued)
Pool# AB9109 3.00%, 10/15/2042	$375,522	$388,018
Pool# AB9108 3.00%, 10/15/2042	110,886	114,576
Pool# AB9207 3.00%, 11/15/2042	332,482	343,547
GNMA II Pool
Pool# MA2678 3.50%, 3/20/2045	36,023	37,802
Pool# MA3937 3.50%, 9/20/2046	608,950	637,287
Pool# MA4511 4.00%, 6/20/2047	684,562	718,203
Pool# MA4838 4.00%, 11/20/2047	1,066,423	1,118,997
Pool# MA4901 4.00%, 12/20/2047	143,788	150,894
Pool# MA5019 3.50%, 2/20/2048	900,270	934,946
Pool# MA5020 4.00%, 2/20/2048	367,745	385,131
Pool# MA5078 4.00%, 3/20/2048	439,324	459,889
Pool# MA5137 4.00%, 4/20/2048	437,714	457,086
Pool# MA5265 4.50%, 6/20/2048	66,954	70,496
Pool# MA5330 4.00%, 7/20/2048	75,338	78,554
Pool# MA5331 4.50%, 7/20/2048	66,912	70,535
Pool# MA5398 4.00%, 8/20/2048	303,602	316,753
Pool# MA5529 4.50%, 10/20/2048	5,132,919	5,401,971
Pool# MA5762 3.50%, 2/20/2049	1,462,972	1,518,908
Pool# MA5931 4.00%, 5/20/2049	1,473,824	1,534,976
Pool# MA6154 3.50%, 9/20/2049	2,365,036	2,458,160
Pool# 784825 3.50%, 10/20/2049	900,000	918,548
Pool# BM9734 4.00%, 10/20/2049	200,000	211,057
GNMA TBA
3.00%, 11/15/2049	4,000,000	4,117,497
3.50%, 11/15/2049	2,100,000	2,179,406
4.00%, 11/15/2049	300,000	311,953
2.50%, 12/15/2049	2,600,000	2,629,444
UMBS Pool
Pool# AL3026 3.50%, 12/1/2042	70,784	74,274
Pool# BM4751 3.50%, 3/1/2043	867,578	911,320
Pool# BM4750 3.50%, 2/1/2045	92,163	96,697
Pool# BC1509 3.00%, 8/1/2046	373,078	383,270
Pool# BC2817 3.00%, 9/1/2046	809,345	832,963

47

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

UMBS Pool (continued)
Pool# AS7844 3.00%, 9/1/2046	$525,015	$539,299
Pool# AL9397 3.00%, 10/1/2046	534,971	549,195
Pool# BM4897 3.50%, 12/1/2046	1,251,474	1,313,037
Pool# BM4226 3.00%, 1/1/2047	172,546	178,083
Pool# CA0858 3.50%, 12/1/2047	696,936	722,080
Pool# MA3238 3.50%, 1/1/2048	1,433,002	1,484,024
Pool# MA3383 3.50%, 6/1/2048	2,716,395	2,808,115
Pool# ZT0711 3.50%, 10/1/2048	5,382,571	5,534,451
Pool# ZT1319 3.50%, 11/1/2048	3,287,525	3,378,201
Pool# ZT1320 4.00%, 11/1/2048	3,258,084	3,378,208
Pool# CA2855 4.50%, 12/1/2048	237,870	250,785
Pool# 890876 3.50%, 2/1/2049	186,006	194,717
Pool# ZN4906 3.00%, 4/1/2049	558,630	568,318
Pool# BN5424 3.50%, 4/1/2049	1,145,625	1,180,404
Pool# FM1458 4.50%, 4/1/2049	1,184,198	1,247,407
Pool# CA3471 3.50%, 5/1/2049	966,852	1,004,529
Pool# CA3478 3.50%, 5/1/2049	775,166	798,698
Pool# FM1637 4.50%, 5/1/2049	1,501,000	1,605,854
Pool# QA0241 3.00%, 6/1/2049	1,726,012	1,760,403
Pool# ZN6631 3.00%, 6/1/2049	1,649,127	1,681,543
Pool# QA0445 3.00%, 6/1/2049	1,077,427	1,096,071
Pool# ZN6682 3.00%, 6/1/2049	778,610	792,053
Pool# BO1205 3.00%, 6/1/2049	591,525	601,672
Pool# ZN6689 3.00%, 6/1/2049	589,982	600,191
Pool# QA0120 3.00%, 6/1/2049	296,753	301,876
Pool# QA0190 3.00%, 6/1/2049	198,635	202,057
Pool# BN7876 3.00%, 6/1/2049	99,406	101,118
Pool# BN5943 3.00%, 6/1/2049	99,166	100,848
Pool# MA3686 3.50%, 6/1/2049	5,894,966	6,047,409
Pool# CA3634 3.50%, 6/1/2049	494,344	514,933

Mortgage-Backed Securities (continued)

	Principal Amount	Value

UMBS Pool (continued)
Pool# CA3637 3.50%, 6/1/2049	$492,468	$507,343
Pool# BO0955 3.50%, 6/1/2049	97,736	100,688
Pool# BO0968 4.00%, 6/1/2049	593,485	617,064
Pool# RA1103 3.00%, 7/1/2049	588,377	601,826
Pool# BN9558 3.00%, 7/1/2049	392,487	399,309
Pool# CA3809 3.00%, 7/1/2049	392,294	401,838
Pool# QA0794 3.00%, 7/1/2049	196,960	200,353
Pool# BN8577 3.00%, 7/1/2049	96,833	98,535
Pool# RA1224 3.00%, 8/1/2049	3,644,876	3,707,395
Pool# CA4017 3.00%, 8/1/2049	1,089,636	1,108,995
Pool# QA1597 3.00%, 8/1/2049	883,704	898,893
Pool# BO3815 3.00%, 8/1/2049	591,386	601,541
Pool# SD8004 3.00%, 8/1/2049	394,300	400,730
Pool# FM1341 3.00%, 8/1/2049	292,712	298,273
Pool# QA2090 3.00%, 8/1/2049	197,985	201,881
Pool# QA1627 3.00%, 8/1/2049	195,074	198,578
Pool# BO3074 3.00%, 8/1/2049	193,192	196,515
Pool# CA4248 3.00%, 9/1/2049	3,292,694	3,349,163
Pool# CA4121 3.00%, 9/1/2049	1,881,844	1,923,114
Pool# CA4110 3.00%, 9/1/2049	1,789,123	1,832,773
Pool# RA1352 3.00%, 9/1/2049	1,787,296	1,819,050
Pool# RA1355 3.00%, 9/1/2049	1,686,423	1,716,385
Pool# CA4134 3.00%, 9/1/2049	1,296,164	1,324,589
Pool# RA1341 3.00%, 9/1/2049	1,293,907	1,325,476
Pool# RA1340 3.00%, 9/1/2049	1,192,049	1,218,191
Pool# QA2427 3.00%, 9/1/2049	1,090,458	1,113,321
Pool# RA1293 3.00%, 9/1/2049	988,893	1,018,205
Pool# CA4133 3.00%, 9/1/2049	794,640	815,498
Pool# FM1503 3.00%, 9/1/2049	398,411	406,720
Pool# RA1343 3.00%, 9/1/2049	398,407	407,144

48

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

UMBS Pool (continued)
Pool# CA4078 3.00%, 9/1/2049	$299,034	$304,162
Pool# BO5586 3.00%, 9/1/2049	196,413	199,902
Pool# QA2593 3.00%, 9/1/2049	99,292	101,469
Pool# RA1371 3.50%, 9/1/2049	3,968,498	4,124,103
Pool# RA1493 3.00%, 10/1/2049	3,795,761	3,888,370
Pool# BO2256 3.00%, 10/1/2049	2,700,000	2,759,212
Pool# RA1496 3.00%, 10/1/2049	1,596,904	1,629,462
Pool# RA1460 3.00%, 10/1/2049	898,660	918,368
Pool# BO3106 3.00%, 10/1/2049	798,699	814,953
Pool# BO2864 3.00%, 10/1/2049	497,300	505,829
Pool# BO2822 3.00%, 10/1/2049	100,000	101,715
UMBS, 30 Year, Single Family TBA
3.00%, 11/25/2049	4,300,000	4,369,376
4.00%, 11/25/2049	2,700,000	2,801,883

Total Mortgage-Backed Securities (cost $129,874,965)		130,953,354

Purchased Options 0.0%†

	Number of Contracts

Call Options 0.0%†
Future Interest Rate Options 0.0%†
Mid-Curve 1-Year Eurodollar 12/13/19 at USD 98.00, American Style, Notional Amount: USD 905,000 Exchange Traded*	362	504,537
U.S. Treasury 10 Year Note 11/22/19 at USD 130.00, American Style, Notional Amount: USD 5,500,000 Exchange Traded*	55	38,672
U.S. Treasury 10 Year Note 11/22/19 at USD 130.50, American Style, Notional Amount: USD 2,700,000 Exchange Traded*	27	12,234
U.S. Treasury 5 Year Note 11/22/19 at USD 120.00, American Style, Notional Amount: USD 10,200,000 Exchange Traded*	102	9,563
U.S. Treasury 5 Year Note 11/22/19 at USD 118.75, American Style, Notional Amount: USD 7,000,000 Exchange Traded*	70	42,109

Purchased Options (continued)

	Number of Contracts	Value

Call Options (continued)
Future Interest Rate Options (continued)
U.S. Treasury 5 Year Note 11/22/19 at USD 119.00, American Style, Notional Amount: USD 5,000,000 Exchange Traded*	50	$22,266

		629,381

Put Options 0.0%†
Future Equity Index Options 0.0%†
S&P 500 Index 11/22/19 at USD 1,950.00, European Style, Notional Amount: USD 7,290,144 Exchange Traded*	24	240
S&P 500 Index 11/22/19 at USD 1,850.00, European Style, Notional Amount: USD 14,276,532 Exchange Traded*	47	235
S&P 500 Index 11/22/19 at USD 1,900.00, European Style, Notional Amount: USD 121,502,400 Exchange Traded*	400	2,800
S&P 500 Index 11/20/19 at USD 1,900.00, European Style, Notional Amount: USD 14,580,288 Exchange Traded*	48	480
S&P 500 Index 11/20/19 at USD 2,000.00, European Style, Notional Amount: USD 121,502,400 Exchange Traded*	400	4,000
S&P 500 Index 11/15/19 at USD 2,050.00, European Style, Notional Amount: USD 60,751,200 Exchange Traded*	200	600
S&P 500 Index 11/15/19 at USD 2,025.00, European Style, Notional Amount: USD 21,262,920 Exchange Traded*	70	210
S&P 500 Index 11/15/19 at USD 1,875.00, European Style, Notional Amount: USD 7,290,144 Exchange Traded*	24	120
S&P 500 Index 11/15/19 at USD 2,000.00, European Style, Notional Amount: USD 7,290,144 Exchange Traded*	24	120
S&P 500 Index 11/29/19 at USD 2,050.00, European Style, Notional Amount: USD 14,580,288 Exchange Traded*	48	480
S&P 500 Index 11/29/19 at USD 2,000.00, European Style, Notional Amount: USD 83,229,144 Exchange Traded*	274	1,918
S&P 500 Index 11/01/19 at USD 1,800.00, European Style, Notional Amount: USD 7,290,144 Exchange Traded*	24	240

49

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Purchased Options (continued)

	Number of Contracts	Value

Put Options (continued)
Future Equity Index Options (continued)
S&P 500 Index 11/01/19 at USD 2,000.00, European Style, Notional Amount: USD 6,682,632 Exchange Traded*	22	$220
S&P 500 Index 11/01/19 at USD 1,900.00, European Style, Notional Amount: USD 216,881,784 Exchange Traded*	714	3,570
S&P 500 Index 11/08/19 at USD 1,800.00, European Style, Notional Amount: USD 7,290,144 Exchange Traded*	24	240
S&P 500 Index 11/08/19 at USD 1,850.00, Notional Amount: USD 53,157,300.00 Exchange Traded*	175	875
S&P 500 Index 11/08/19 at USD 1,900.00, European Style, Notional Amount: USD 120,591,132.00 Exchange Traded*	397	3,970

		20,318

Total Purchased Options (cost $280,565)		649,699

Rights 0.0%†

	Number of Rights

Biotechnology 0.0%†
Alder Biopharmaceuticals, Inc., CVR*^¥ (e)	3,287	0
Oncternal Therapeutics, Inc., CVR*¥	31	64

		64

Metals & Mining 0.0%†
Pan American Silver Corp., 2/22/2029*¥	9,275	7,859

Pharmaceuticals —%†
Elanco Animal Health, Inc., CVR*^¥	2,818	0

Total Rights (cost $—)		7,923

U.S. Treasury Obligations 4.2%

	Principal Amount

U.S. Treasury Bonds
3.75%, 11/15/2043	$15,550,000	20,216,215
3.00%, 2/15/2048	3,970,000	4,659,012
3.00%, 2/15/2049	280,000	330,094
2.88%, 5/15/2049	2,630,000	3,030,458
U.S. Treasury Inflation Linked Bonds
1.38%, 2/15/2044 (g)	4,290,000	5,638,574
1.00%, 2/15/2046 (g)	1,830,000	2,199,660
1.00%, 2/15/2049 (g)	6,760,000	7,749,640

U.S. Treasury Obligations (continued)

	Principal Amount	Value

U.S. Treasury Notes
2.13%, 5/31/2021	$10,740,000	$10,829,360
1.75%, 7/31/2021	1,870,000	1,875,698
2.50%, 2/15/2022	9,550,000	9,754,803
1.75%, 7/15/2022	1,050,000	1,056,193
1.50%, 10/31/2024	4,770,000	4,764,969
2.25%, 11/15/2025	3,660,000	3,798,823
2.13%, 5/31/2026	5,380,000	5,554,850
1.38%, 8/31/2026	15,360,000	15,131,400
1.63%, 8/15/2029	7,350,000	7,306,072

Total U.S. Treasury Obligations (cost $100,885,988)		103,895,821

Short-Term Investments 0.0%†

	Shares

Money Market Funds 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 1.76% (h)(i)	963,008	963,008

Total Short-Term Investments (cost $963,008)		963,008

Repurchase Agreements 0.6%

	Principal Amount

BNP Paribas Securities Corp. 1.70%, dated 10/31/2019, due 11/1/2019, repurchase price $6,663,138, collateralized by U.S. Treasury Note, 2.50%, maturing 2/28/2021; total market value $6,821,493. (i)(j)	$6,662,823	6,662,823
Goldman Sachs & Co. LLC, 1.73%, dated 10/31/2019, due 11/1/2019, repurchase price $4,500,216, collateralized by U.S. Treasury Note, 3.00%, maturing 11/15/2045; total market value $4,593,589.	4,500,000	4,500,000
Royal Bank of Canada 1.68%, dated 10/31/2019, due 11/1/2019, repurchase price $3,289,127, collateralized by U.S. Treasury Note, 3.00%, maturing 9/30/2025; total market value $3,366,940. (i)(j)	3,288,973	3,288,973

Total Repurchase Agreements (cost $14,451,796)		14,451,796

Total Investments (cost $2,304,491,350) — 99.1%		2,473,832,902

Other assets in excess of liabilities — 0.9%		21,249,444

NET ASSETS — 100.0%		$2,495,082,346

50

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

*	Denotes a non-income producing security.

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

†	Amount rounds to less than 0.1%.

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at October 31, 2019 was $217,598,285 which represents 8.72% of net assets.

(b)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of October 31, 2019.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2019.

(d)	Security or a portion of the security was used as collateral for option contracts written.

(e)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $10,372,415, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $963,008 and $9,951,796, respectively, a total value of $10,914,804.

(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2019.

(g)	Principal amounts are not adjusted for inflation.

(h)	Represents 7-day effective yield as of October 31, 2019.

(i)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2019 was $10,914,804.

(j)	Please refer to Note 2(i) for additional information on the joint repurchase agreement.

CLO	Collateralized Loan Obligations

CVR	Contingent Value Rights

ETF	Exchange Traded Fund

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

ICE	Intercontinental Exchange

IO	Interest only

LIBOR	London Interbank Offered Rate

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

TBA	To Be Announced; Security is subject to delayed delivery

UMBS	Uniform Mortgage-Backed Securities

Currency:

MXN	Mexican Peso

RUB	Russian Ruble

USD	United States Dollar

Centrally Cleared Credit default swap contracts outstanding — buy protection as of October 31, 2019(1):

Reference Obligation/Index	Financing Rate Paid by the Fund (%)	Payment Frequency	Maturity Date	Implied Credit Spread (%)(2)	Notional Amount(3)	Upfront Payments (Receipts) ($)(4)	Unrealized Appreciation (Depreciation) ($)	Value ($)
Markit CDX North American Investment Grade Index Series 33-V1	1.00	Quarterly	12/20/2024	0.55	USD 21,060,000	(376,379)	(108,159)	(484,538)

						(376,379)	(108,159)	(484,538)

1

The Fund, as a buyer of credit protection, pays periodic payments and any upfront premium to the protection seller, and is obligated to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of each individual swap contract.

2

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make a payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to

51

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.
3	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
4

Upfront premiums generally related to payments received or paid at the initiation of the swap agreement to compensate for differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Currency:

USD	United States Dollar

Centrally Cleared Interest rate swap contracts outstanding as of October 31, 2019:

Floating Rate Index	Fixed Rate	Pay/ Receive Floating Rate	Maturity Date	Notional Amount		Upfront Payments (Receipts)($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
1 Day Fed Funds rate	1.35% annually	Receive	9/15/2021	USD	24,437,000	(4,648)	(35,494)	(40,142)
3 Month LIBOR quarterly	1.52% semi-annually	Receive	7/31/2026	USD	44,323,000	161,481	(239,401)	(77,920)
3 Month LIBOR quarterly	1.55% semi-annually	Receive	6/30/2026	USD	160,416,000	570,875	(1,135,657)	(564,782)
3 Month LIBOR quarterly	1.73% semi-annually	Receive	6/27/2021	USD	22,990,000	–	(137,518)	(137,518)

						727,708	(1,548,070)	(820,362)

Currency:

USD	United States Dollar

OTC Total return swap contracts outstanding as of October 31, 2019:

Reference Entity	Payments Made by Fund	Payments Received by Fund	Frequency of Payments Made/ Received	Counterparty	Maturity Date	Notional Amount		Upfront Payments (Receipts) ($)*	Unrealized Appreciation (Depreciation) ($)	Value ($)
Acacia Communications, Inc.	1 Day Fed Funds rate + 0.20% and decreases in total return of reference	Increases in total return of reference entity	At Termination	Morgan Stanley Capital Services, Inc.	11/18/2020	USD	247,600	–	2,907	2,907
Allergan Plc	1 Day Fed Funds rate + 0.20% and decreases in total return of reference	Increases in total return of reference entity	At Termination	Morgan Stanley Capital Services, Inc.	11/18/2020	USD	326,610	–	9,515	9,515
Apple, Inc.	1 Day Fed Funds rate + 0.20% and decreases in total return of reference	Increases in total return of reference entity	At Termination	Morgan Stanley Capital Services, Inc.	11/6/2020	USD	225	–	23	23
Callon Petroleum Co.	Decreases in total return of reference entity	1 Day Fed Funds rate + 1.27% and increases in total return of reference	At Termination	Morgan Stanley Capital Services, Inc.	11/16/2020	USD	43,389	–	1,465	1,465
Celgene Corp.	1 Day Fed Funds rate + 0.20% and decreases in total return of reference	Increases in total return of reference entity	At Termination	Morgan Stanley Capital Services, Inc.	11/18/2020	USD	211,801	–	14,684	14,684
Vanguard Russell 3000 ETF	1 month USD LIBOR + 0.27% and decreases in total return of index	Increases in total return of index	Monthly	JPMorgan Chase Bank NA	12/17/2019	USD	523,822,018	–	25,969,014	25,969,014
Vanguard Russell 3000 ETF	1 month USD LIBOR + 0.27% and decreases in total return of index	Increases in total return of index	Monthly	JPMorgan Chase Bank NA	12/17/2019	USD	41,792,389	–	2,071,900	2,071,900
Vanguard Russell 3000 ETF	1 month USD LIBOR + 0.24% and decreases in total return of index	Increases in total return of index	Monthly	Bank of America NA	3/11/2020	USD	279,684,057	–	13,870,984	13,870,984

52

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Reference Entity	Payments Made by Fund	Payments Received by Fund	Frequency of Payments Made/ Received	Counterparty	Maturity Date	Notional Amount		Upfront Payments (Receipts) ($)*	Unrealized Appreciation (Depreciation) ($)	Value ($)
Vanguard Russell 3000 ETF	1 month USD LIBOR + 0.24% and decreases in total return of index	Increases in total return of index	Monthly	Bank of America NA	3/11/2020	USD	2,572,534	–	127,585	127,585

								–	42,068,077	42,068,077

Carrizo Oil & Gas, Inc.	1 Day Fed Funds rate + 0.20% and decreases in total return of reference	Increases in total return of reference entity	At Termination	Morgan Stanley Capital Services, Inc..	11/18/2020	USD	41,876	–	(2,288)	(2,288)
El Paso Electric Co.	1 Day Fed Funds rate + 0.20% and decreases in total return of reference	Increases in total return of reference entity	At Termination	Morgan Stanley Capital Services, Inc.	11/18/2020	USD	296,158	–	(2,986)	(2,986)
Pacific Biosciences of California, Inc.	1 Day Fed Funds rate + 0.20% and decreases in total return of reference	Increases in total return of reference entity	At Termination	Morgan Stanley Capital Services, Inc.	11/18/2020	USD	96,832	–	(10,257)	(10,257)

								–	(15,531)	(15,531)

								–	42,052,546	42,052,546

Currency:

USD	United States Dollar

*	There are no upfront payments (receipts) on the swap contracts listed above.

At October 31, 2019, the Fund has $6,528,000 segregated as collateral for swap contracts.

Forward Foreign Currency Contracts outstanding as of October 31, 2019

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
BRL	16,870,000	USD	4,047,116	JPMorgan Chase Bank**	1/17/2020	141,554
CAD	6,064,252	USD	4,559,969	JPMorgan Chase Bank	1/17/2020	46,259

Total unrealized appreciation						187,813

USD	4,176,240	RUB	271,547,503	JPMorgan Chase Bank**	1/17/2020	(16,388)

Total unrealized depreciation						(16,388)

Net unrealized appreciation						171,425

**	Non-deliverable forward.

Currency:

BRL	Brazilian Real

CAD	Canadian Dollar

RUB	Russian Ruble

USD	United States Dollar

Futures contracts outstanding as of October 31, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
S&P 500 E-Mini Index	1	12/2019	USD	151,790	2,273
U.S. Treasury 10 Year Note	1,932	12/2019	USD	251,733,563	(796,917)
30 Day Federal Funds	106	5/2020	USD	43,582,736	1,882

53

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
3 Month Eurodollar	176	6/2020	USD	43,335,600	508,080
30 Day Federal Funds	103	7/2020	USD	42,366,431	(47,408)
3 Month Eurodollar	146	12/2020	USD	35,972,575	400,631

					68,541

Short Contracts
30 Day Federal Funds	(668)	11/2019	USD	(273,936,705)	(264,199)
U.S. Treasury 2 Year Note	(645)	12/2019	USD	(139,063,008)	329,860
U.S. Treasury 5 Year Note	(1,591)	12/2019	USD	(189,652,172)	423,443
U.S. Treasury Long Bond	(114)	12/2019	USD	(18,396,750)	286,264
U.S. Treasury Ultra Bond	(89)	12/2019	USD	(16,887,750)	98,482
30 Day Federal Funds	(4)	1/2020	USD	(1,641,798)	(9,842)

					864,008

					932,549

At October 31, 2019, the Fund had $3,776,960 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

Written Call Options Contracts as of October 31, 2019:

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price	Expiration Date	Value ($)
Mid-Curve 1-Year Eurodollar	Exchange Traded	180	USD	450,000	USD 97.75	12/13/2019	(362,250)
Mid-Curve 1-Year Eurodollar	Exchange Traded	181	USD	452,500	USD 98.50	12/13/2019	(61,087)
U.S. Treasury 10 Year Note	Exchange Traded	56	USD	5,600,000	USD 131.00	11/22/2019	(15,750)
U.S. Treasury 10 Year Note	Exchange Traded	55	USD	5,500,000	USD 131.00	12/27/2019	(33,516)
U.S. Treasury 10 Year Note	Exchange Traded	54	USD	5,400,000	USD 131.50	11/22/2019	(8,437)
U.S. Treasury 10 Year Note	Exchange Traded	75	USD	7,500,000	USD 133.00	11/22/2019	(2,344)
U.S. Treasury 30 Year Bond	Exchange Traded	23	USD	2,300,000	USD 163.00	11/22/2019	(14,375)
U.S. Treasury 5 Year Note	Exchange Traded	140	USD	14,000,000	USD 120.25	12/27/2019	(37,187)

							(534,946)

Written Put Options Contracts as of October 31, 2019:
Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price	Expiration Date	Value ($)
S&P 500 Index	Exchange Traded	6	USD	1,822,536	USD 2,000.00	12/31/2019	(240)
S&P 500 Index	Exchange Traded	6	USD	1,822,536	USD 2,000.00	1/17/2020	(480)
S&P 500 Index	Exchange Traded	21	USD	6,378,876	USD 2,075.00	1/17/2020	(2,415)
S&P 500 Index	Exchange Traded	6	USD	1,822,536	USD 2,100.00	1/17/2020	(780)
S&P 500 Index	Exchange Traded	6	USD	1,822,536	USD 2,100.00	3/20/2020	(2,400)
S&P 500 Index	Exchange Traded	4	USD	1,215,024	USD 2,150.00	12/20/2019	(220)
S&P 500 Index	Exchange Traded	6	USD	1,822,536	USD 2,150.00	1/17/2020	(852)
S&P 500 Index	Exchange Traded	12	USD	3,645,072	USD 2,150.00	3/20/2020	(5,808)
S&P 500 Index	Exchange Traded	9	USD	2,733,804	USD 2,175.00	12/20/2019	(405)
S&P 500 Index	Exchange Traded	6	USD	1,822,536	USD 2,175.00	1/17/2020	(912)
S&P 500 Index	Exchange Traded	30	USD	9,112,680	USD 2,200.00	12/20/2019	(1,950)
S&P 500 Index	Exchange Traded	5	USD	1,518,780	USD 2,200.00	3/20/2020	(2,825)
S&P 500 Index¥	Exchange Traded	6	USD	1,822,536	USD 2,200.00	5/15/2020	(7,034)
S&P 500 Index¥	Exchange Traded	11	USD	3,341,316	USD 2,200.00	5/29/2020	(14,687)
S&P 500 Index	Exchange Traded	10	USD	3,037,560	USD 2,250.00	12/20/2019	(750)
S&P 500 Index	Exchange Traded	15	USD	4,556,340	USD 2,250.00	12/31/2019	(1,500)
S&P 500 Index	Exchange Traded	6	USD	1,822,536	USD 2,250.00	1/17/2020	(1,350)

54

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Written Put Options Contracts as of October 31, 2019: (continued)
Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price	Expiration Date	Value ($)
S&P 500 Index¥	Exchange Traded	17	USD	5,163,852	USD 2,250.00	2/21/2020	(8,097)
S&P 500 Index	Exchange Traded	5	USD	1,518,780	USD 2,250.00	3/20/2020	(3,400)
S&P 500 Index¥	Exchange Traded	11	USD	3,341,316	USD 2,250.00	5/29/2020	(17,286)
S&P 500 Index	Exchange Traded	12	USD	3,645,072	USD 2,250.00	6/30/2020	(36,120)
S&P 500 Index	Exchange Traded	21	USD	6,378,876	USD 2,275.00	1/17/2020	(4,767)
S&P 500 Index	Exchange Traded	11	USD	3,341,316	USD 2,275.00	6/30/2020	(22,693)
S&P 500 Index	Exchange Traded	15	USD	4,556,340	USD 2,300.00	12/20/2019	(1,410)
S&P 500 Index	Exchange Traded	120	USD	36,450,720	USD 2,300.00	12/31/2019	(16,800)
S&P 500 Index	Exchange Traded	17	USD	5,163,852	USD 2,300.00	1/17/2020	(3,689)
S&P 500 Index	Exchange Traded	33	USD	10,023,948	USD 2,300.00	2/21/2020	(17,160)
S&P 500 Index	Exchange Traded	10	USD	3,037,560	USD 2,300.00	3/20/2020	(8,650)
S&P 500 Index	Exchange Traded	6	USD	1,822,536	USD 2,300.00	3/31/2020	(5,988)
S&P 500 Index¥	Exchange Traded	16	USD	4,860,096	USD 2,300.00	5/15/2020	(26,031)
S&P 500 Index¥	Exchange Traded	6	USD	1,822,536	USD 2,300.00	5/15/2020	(9,762)
S&P 500 Index	Exchange Traded	20	USD	6,075,120	USD 2,300.00	6/19/2020	(40,140)
S&P 500 Index	Exchange Traded	16	USD	4,860,096	USD 2,325.00	12/31/2019	(2,160)
S&P 500 Index	Exchange Traded	12	USD	3,645,072	USD 2,325.00	1/17/2020	(2,904)
S&P 500 Index	Exchange Traded	5	USD	1,518,780	USD 2,325.00	3/20/2020	(4,550)
S&P 500 Index	Exchange Traded	60	USD	18,225,360	USD 2,350.00	12/20/2019	(7,800)
S&P 500 Index	Exchange Traded	83	USD	25,211,748	USD 2,350.00	12/31/2019	(16,185)
S&P 500 Index	Exchange Traded	7	USD	2,126,292	USD 2,350.00	1/17/2020	(2,226)
S&P 500 Index	Exchange Traded	17	USD	5,163,852	USD 2,350.00	1/31/2020	(7,480)
S&P 500 Index	Exchange Traded	33	USD	10,023,948	USD 2,350.00	2/21/2020	(22,143)
S&P 500 Index	Exchange Traded	32	USD	9,720,192	USD 2,350.00	2/28/2020	(21,920)
S&P 500 Index	Exchange Traded	15	USD	4,556,340	USD 2,350.00	3/20/2020	(15,675)
S&P 500 Index	Exchange Traded	40	USD	12,150,240	USD 2,350.00	3/31/2020	(45,040)
S&P 500 Index	Exchange Traded	10	USD	3,037,560	USD 2,350.00	6/19/2020	(23,200)
S&P 500 Index¥	Exchange Traded	11	USD	3,341,316	USD 2,350.00	7/17/2020	(37,102)
S&P 500 Index	Exchange Traded	16	USD	4,860,096	USD 2,375.00	12/20/2019	(2,240)
S&P 500 Index	Exchange Traded	7	USD	2,126,292	USD 2,375.00	12/31/2019	(1,435)
S&P 500 Index	Exchange Traded	21	USD	6,378,876	USD 2,375.00	1/17/2020	(7,350)
S&P 500 Index	Exchange Traded	32	USD	9,720,192	USD 2,375.00	3/31/2020	(49,792)
S&P 500 Index¥	Exchange Traded	11	USD	3,341,316	USD 2,375.00	7/17/2020	(38,732)
S&P 500 Index	Exchange Traded	60	USD	18,225,360	USD 2,400.00	12/20/2019	(8,700)
S&P 500 Index	Exchange Traded	32	USD	9,720,192	USD 2,400.00	1/31/2020	(18,016)
S&P 500 Index	Exchange Traded	62	USD	18,832,872	USD 2,400.00	3/20/2020	(78,740)
S&P 500 Index	Exchange Traded	25	USD	7,593,900	USD 2,400.00	3/31/2020	(35,750)
S&P 500 Index¥	Exchange Traded	11	USD	3,341,316	USD 2,400.00	7/31/2020	(41,934)
S&P 500 Index	Exchange Traded	45	USD	13,669,020	USD 2,425.00	12/20/2019	(7,875)
S&P 500 Index	Exchange Traded	5	USD	1,518,780	USD 2,425.00	3/31/2020	(10,050)
S&P 500 Index	Exchange Traded	16	USD	4,860,096	USD 2,450.00	1/31/2020	(10,720)
S&P 500 Index	Exchange Traded	31	USD	9,416,436	USD 2,450.00	3/20/2020	(47,120)
S&P 500 Index	Exchange Traded	15	USD	4,556,340	USD 2,450.00	3/31/2020	(25,200)
S&P 500 Index¥	Exchange Traded	34	USD	10,327,704	USD 2,450.00	4/17/2020	(71,284)
S&P 500 Index	Exchange Traded	15	USD	4,556,340	USD 2,475.00	12/20/2019	(2,535)
S&P 500 Index	Exchange Traded	24	USD	7,290,144	USD 2,475.00	12/31/2019	(6,840)
S&P 500 Index	Exchange Traded	33	USD	10,023,948	USD 2,475.00	4/17/2020	(76,725)
S&P 500 Index	Exchange Traded	32	USD	9,720,192	USD 2,500.00	12/31/2019	(11,232)
S&P 500 Index	Exchange Traded	16	USD	4,860,096	USD 2,500.00	1/17/2020	(8,960)
S&P 500 Index¥	Exchange Traded	33	USD	10,023,948	USD 2,500.00	4/30/2020	(89,670)
S&P 500 Index	Exchange Traded	54	USD	16,402,824	USD 2,520.00	12/31/2019	(20,034)
S&P 500 Index	Exchange Traded	32	USD	9,720,192	USD 2,525.00	12/31/2019	(12,640)
S&P 500 Index	Exchange Traded	67	USD	20,351,652	USD 2,525.00	1/17/2020	(44,220)
S&P 500 Index	Exchange Traded	19	USD	5,771,364	USD 2,530.00	12/31/2019	(8,208)
S&P 500 Index	Exchange Traded	19	USD	5,771,364	USD 2,550.00	12/31/2019	(8,493)

55

Statement of Investments (Continued)

October 31, 2019

Nationwide Multi-Cap Portfolio (Continued)

Written Put Options Contracts as of October 31, 2019: (continued)
Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price	Expiration Date	Value ($)
S&P 500 Index	Exchange Traded	17	USD	5,163,852	USD 2,560.00	12/20/2019	(4,284)
S&P 500 Index	Exchange Traded	17	USD	5,163,852	USD 2,560.00	12/31/2019	(7,769)
S&P 500 Index	Exchange Traded	19	USD	5,771,364	USD 2,570.00	12/31/2019	(15,770)
S&P 500 Index	Exchange Traded	19	USD	5,771,364	USD 2,580.00	12/31/2019	(12,730)
S&P 500 Index	Exchange Traded	17	USD	5,163,852	USD 2,590.00	12/20/2019	(6,800)
S&P 500 Index	Exchange Traded	18	USD	5,467,608	USD 2,590.00	12/31/2019	(9,900)
S&P 500 Index	Exchange Traded	17	USD	5,163,852	USD 2,595.00	12/20/2019	(6,120)
S&P 500 Index	Exchange Traded	38	USD	11,542,728	USD 2,595.00	1/17/2020	(50,084)
S&P 500 Index	Exchange Traded	51	USD	15,491,556	USD 2,610.00	12/20/2019	(19,737)
S&P 500 Index	Exchange Traded	17	USD	5,163,852	USD 2,615.00	12/20/2019	(5,984)
S&P 500 Index	Exchange Traded	17	USD	5,163,852	USD 2,620.00	12/20/2019	(7,395)
S&P 500 Index	Exchange Traded	19	USD	5,771,364	USD 2,620.00	1/17/2020	(20,235)
S&P 500 Index	Exchange Traded	34	USD	10,327,704	USD 2,625.00	12/20/2019	(16,898)
S&P 500 Index	Exchange Traded	19	USD	5,771,364	USD 2,625.00	1/31/2020	(25,992)
S&P 500 Index	Exchange Traded	17	USD	5,163,852	USD 2,630.00	12/20/2019	(8,160)
S&P 500 Index	Exchange Traded	17	USD	5,163,852	USD 2,635.00	12/20/2019	(6,800)
S&P 500 Index	Exchange Traded	19	USD	5,771,364	USD 2,635.00	1/17/2020	(21,641)
S&P 500 Index	Exchange Traded	17	USD	5,163,852	USD 2,645.00	12/20/2019	(9,792)
S&P 500 Index	Exchange Traded	19	USD	5,771,364	USD 2,645.00	1/17/2020	(22,040)
S&P 500 Index	Exchange Traded	19	USD	5,771,364	USD 2,650.00	1/17/2020	(23,959)
S&P 500 Index	Exchange Traded	19	USD	5,771,364	USD 2,650.00	1/31/2020	(28,861)
S&P 500 Index	Exchange Traded	38	USD	11,542,728	USD 2,655.00	1/17/2020	(62,700)
S&P 500 Index	Exchange Traded	19	USD	5,771,364	USD 2,670.00	1/17/2020	(25,365)
S&P 500 Index	Exchange Traded	36	USD	10,935,216	USD 2,670.00	1/31/2020	(61,560)
S&P 500 Index	Exchange Traded	38	USD	11,542,728	USD 2,680.00	1/31/2020	(71,250)
S&P 500 Index	Exchange Traded	36	USD	10,935,216	USD 2,690.00	1/31/2020	(70,380)
U.S. Treasury 10 Year Note	Exchange Traded	61	USD	6,100,000	USD 128.75	11/22/2019	(4,766)
U.S. Treasury 10 Year Note	Exchange Traded	46	USD	4,600,000	USD 129.00	11/22/2019	(5,750)

							(1,852,203)

Total Written Options Contracts (Premiums Received ($5,382,802))							(2,387,149)

¥ Fair valued security.

Currency:

USD	United States Dollar

OTC Interest Rate Swaptions Written

Description	Rate Paid by the Fund	Rate Received by the Fund	Counterparty	Expiration Date	Exercise Rate	Notional Amount	Value
Call
10-Year Interest Rate Swap	3 month LIBOR quarterly	1.35% Monthly	Bank of America NA	12/9/2019	1.35%	USD 3,410,000	$(5,818)
10-Year Interest Rate Swap	3 month LIBOR quarterly	1.35% Monthly	Bank of America NA	12/9/2019	1.35	USD 1,980,000	(3,378)
Put
10-Year Interest Rate Swap	1.85% Semi-Annually	3 month LIBOR quarterly	Bank of America NA	12/9/2019	1.85	USD 3,410,000	(3,936)
10-Year Interest Rate Swap	1.85% Semi-Annually	3 month LIBOR quarterly	Bank of America NA	12/9/2019	1.85	USD 1,980,000	(2,285)

Total OTC Interest Rate Swaptions Written (Premiums Received ($53,091))							$(15,417)

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

56

Statement of Assets and Liabilities

October 31, 2019

Nationwide Multi-Cap Portfolio
Assets:
Investment securities, at value* (cost $2,290,039,554)	$2,459,381,106
Repurchase agreements, at value (cost $14,451,796)	14,451,796
Cash	795,925
Deposits with broker for futures contracts	3,776,960
Cash pledged for swap contracts	6,528,000
Foreign currencies, at value (cost $198,570)	197,896
Interest and dividends receivable	5,449,924
Securities lending income receivable	23,132
Receivable for investments sold	16,341,394
Receivable for capital shares issued	52,752
Swap contracts, at value (Note 2)	42,068,077
Unrealized appreciation on forward foreign currency contracts (Note 2)	187,813
Prepaid offering costs	14,135
Prepaid expenses	3,837

Total Assets	2,549,272,747

Liabilities:
Payable for investments purchased	34,521,182
Payable for capital shares redeemed	2,142,188
Payable for variation margin on futures contracts	1,343,498
Payable for variation margin on centrally cleared swap contracts	2,135,325
Written options, at value (premiums $5,435,893)	2,402,566
Swap contracts, at value (Note 2)	15,531
Unrealized depreciation on forward foreign currency contracts (Note 2)	16,388
Payable upon return of securities loaned (Note 2)	10,914,804
Accrued expenses and other payables:
Investment advisory fees	471,759
Fund administration fees	83,306
Accounting and transfer agent fees	4,736
Trustee fees	10,521
Compliance program costs (Note 3)	3,369
Offering costs	8,743
Professional fees	73,828
Printing fees	26,997
Other	15,660

Total Liabilities	54,190,401

Net Assets	$2,495,082,346

Represented by:
Capital	$2,200,939,665
Total distributable earnings (loss)	294,142,681

Net Assets	$2,495,082,346

Net Assets:
Class R6 Shares	$2,495,082,346

Total	$2,495,082,346

Shares Outstanding (unlimited number of shares authorized):
Class R6 Shares	214,986,180

Total	214,986,180

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class R6 Shares	$11.61

*	Includes value of securities on loan of $10,372,415 (Note 2).

The accompanying notes are an integral part of these financial statements.

57

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Multi-Cap Portfolio (a)
INVESTMENT INCOME:
Dividend income	$24,858,399
Interest income	21,442,133
Income from securities lending (Note 2)	124,034
Foreign tax withholding	(1,859)

Total Income	46,422,707

EXPENSES:
Investment advisory fees	4,376,331
Fund administration fees	552,706
Professional fees	140,072
Printing fees	31,737
Trustee fees	68,414
Custodian fees	67,658
Offering costs^	50,865
Accounting and transfer agent fees	24,233
Compliance program costs (Note 3)	11,515
Other	36,715

Total Expenses	5,360,246

NET INVESTMENT INCOME	41,062,461

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	16,858,527
Expiration or closing of futures contracts (Note 2)	(8,395,039)
Settlement of forward foreign currency contracts (Note 2)	(379,624)
Foreign currency transactions (Note 2)	33,118
Expiration or closing of option contracts written (Note 2)	8,375,373
Expiration or closing of swap contracts (Note 2)	40,886,784

Net realized gains	57,379,139

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	169,341,552
Futures contracts (Note 2)	932,549
Forward foreign currency contracts (Note 2)	171,425
Translation of assets and liabilities denominated in foreign currencies	57
Options contracts written (Note 2)	3,033,327
Swap contracts (Note 2)	40,396,317

Net change in unrealized appreciation/depreciation	213,875,227

Net realized/unrealized gains	271,254,366

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$312,316,827

(a)	For the period from December 7, 2018 (commencement of operations) through October 31, 2019.
^	Amounts are amortized over 12-month period.

The accompanying notes are an integral part of these financial statements.

58

Statement of Changes in Net Assets

Nationwide Multi-Cap Portfolio

Period Ended October 31, 2019 (a)
Operations:
Net investment income	$41,062,461
Net realized gains	57,379,139
Net change in unrealized appreciation/depreciation	213,875,227

Change in net assets resulting from operations	312,316,827

Distributions to Shareholders From:
Distributable earnings:
Class R6	(18,225,011)

Change in net assets from shareholder distributions	(18,225,011)

Change in net assets from capital transactions	2,200,990,530

Change in net assets	2,495,082,346

Net Assets:
Beginning of period	–

End of period	$2,495,082,346

CAPITAL TRANSACTIONS:
Class R6 Shares
Proceeds from shares issued	$2,463,253,934
Dividends reinvested	18,225,011
Cost of shares redeemed	(280,488,415)

Total Class R6 Shares	2,200,990,530

Change in net assets from capital transactions	$2,200,990,530

SHARE TRANSACTIONS:
Class R6 Shares
Issued	238,700,344
Reinvested	1,673,576
Redeemed	(25,387,740)

Total Class R6 Shares	214,986,180

Total change in shares	214,986,180

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from December 7, 2018 (commencement of operations) through October 31, 2019.

The accompanying notes are an integral part of these financial statements.

59

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Multi-Cap Portfolio

		Operations			Distributions				Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (b)
Class R6 Shares
Period Ended October 31, 2019 (d)	$10.00	0.21	1.49	1.70	(0.09)	(0.09)	$11.61	17.11%	$2,495,082,346	0.28%	2.14%	0.28%	74.59%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year, unless otherwise stated.
(d)	For the period from December 7, 2018 (commencement of operations) through October 31, 2019. Total return is calculated based on inception date of December 6, 2018 through October 31, 2019.

The accompanying notes are an integral part of these financial statements.

60

Notes to Financial Statements

October 31, 2019

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2019, the Trust operates forty-nine (49) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Nationwide Multi-Cap Portfolio (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

The Fund currently offers Class R6 shares.

The Fund is a diversified fund, as defined in the 1940 Act.

The Fund commenced operations on December 7, 2018.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to the Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

61

Notes to Financial Statements (Continued)

October 31, 2019

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

62

Notes to Financial Statements (Continued)

October 31, 2019

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of October 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

Multi-Cap Portfolio

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$109,081,622	$—	$109,081,622
Collateralized Mortgage Obligations	—	48,857,097	—	48,857,097
Commercial Mortgage-Backed Securities	—	50,445,055	—	50,445,055
Common Stocks	1,606,831,117	—	—	1,606,831,117
Corporate Bonds	—	361,638,273	—	361,638,273
Exchange Traded Funds	11,343,720	—	—	11,343,720
Foreign Government Securities	—	34,714,417	—	34,714,417
Forward Foreign Currency Contracts	—	187,813	—	187,813
Futures Contracts	2,050,915	—	—	2,050,915
Mortgage-Backed Securities	—	130,953,354	—	130,953,354
Purchased Options	649,699	—	—	649,699
Repurchase Agreements	—	14,451,796	—	14,451,796
Rights	—	7,923	—	7,923
Short-Term Investments	963,008	—	—	963,008
Total Return Swaps*	—	42,068,077	—	42,068,077
U.S. Treasury Obligations	—	103,895,821	—	103,895,821
Total Assets	$1,621,838,459	$896,301,248	$—	$2,518,139,707

63

Notes to Financial Statements (Continued)

October 31, 2019

	Level 1	Level 2	Level 3	Total
Liabilities:
Credit Default Swaps*	$—	$(108,159)	$—	$(108,159)
Forward Foreign Currency Contracts	—	(16,388)	—	(16,388)
Futures Contracts	(1,118,366)	—	—	(1,118,366)
Interest Rate Swaps*	—	(1,548,070)	—	(1,548,070)
Total Return Swaps*	—	(15,531)	—	(15,531)
Written Options	(2,025,530)	(361,619)	—	(2,387,149)
Written Swaptions	—	(15,417)	—	(15,417)
Total Liabilities	$(3,143,896)	$(2,065,184)	$—	$(5,209,080)
Total	$1,618,694,563	$894,236,064	$—	$2,512,930,627

Amounts designated as “—” are zero or have been rounded to zero.

*	Swap contracts are included in the table at value, with the exception of centrally cleared swap contracts, which are included in the table at unrealized appreciation/(depreciation).

During the period ended October 31, 2019, the Fund held two rights investments that were categorized as Level 3 investments which were each valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Options

The Fund purchased and wrote put and call options on futures contracts. Such option investments are utilized to gain exposure to and/or hedge against changes in interest rates and to capitalize on the return-generating features of selling options (short volatility) while simultaneously benefiting from the risk-control attributes associated with buying options (long volatility). The Fund purchased and wrote options on indexes. Such option investments are utilized to generate consistent outperformance. The purchase of put options serves as a short

64

Notes to Financial Statements (Continued)

October 31, 2019

hedge and the purchase of call options serves as a long hedge. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the strike price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value. The Fund segregates liquid assets to cover its obligations under its option contracts. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the call option will be exercised, and a Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option.

When the Fund writes an option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds from or offset against amounts paid on the underlying transaction to determine the realized gain or loss on such underlying transaction. When the Fund writes an option, it has no control over whether the option will be exercised, and as a result bears the risk of an unfavorable change in the price of the instrument underlying the written option. Writing options entails the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market.

Options traded on an exchange are valued at the settlement price provided by an independent pricing service as approved by the Board. If a settlement price is not available, such options are valued at the last quoted sale price, if available, and otherwise at the average bid/ask price. Exchange-traded options are generally categorized as Level 1 investments within the hierarchy. Options traded in the over-the-counter (“OTC”) market, and which are not quoted by NASDAQ, are valued at the last quoted bid price, and are generally categorized as Level 2 investments within the hierarchy. The value of an option position reflects, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. American-style options can be exercised at any time prior to the expiration date of the option. European-style options can only be exercised at expiration of the option.

The Fund effectively terminates its right or obligation under an option by entering into a closing transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

If the Fund is unable to affect a closing transaction for an option it purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between options and the securities markets may detract from the effectiveness of attempted hedging. Transactions using OTC options (other than

65

Notes to Financial Statements (Continued)

October 31, 2019

options purchased by the Fund) expose the Fund to counterparty risk. To the extent required by Securities and Exchange Commission (“SEC”) guidelines, the Fund will not enter into any options transactions unless it owns either (i) an offsetting (“covered”) position in securities, other options, or futures or (ii) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account as required by SEC and U.S. Commodity Futures Trading Commission regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The Fund’s options contracts written are disclosed in the Statement of Assets and Liabilities under “Written options, at value”, in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of option contracts written” and “Net change in unrealized appreciation/depreciation in the value of option contracts written”, as applicable.

The Fund’s purchased options are disclosed in the Statement of Assets and Liabilities under “Investment securities, at value”, in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from transactions in investment securities” and “Net change in unrealized appreciation/depreciation in the value of investment securities”, as applicable.

Swaptions. The Fund may purchase and write (sell) options on swap agreements. The Fund entered into put and call swaptions to gain exposure to and/or hedge against changes in interest rates. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities a Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in a Fund’s use of options.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

The Fund’s swaption contracts are disclosed in the Statement of Assets and Liabilities under “Written options, at value”, in a table in the Statement of Investments and in the Statement of

66

Notes to Financial Statements (Continued)

October 31, 2019

Operations under “Net realized gains (losses) from expiration or closing of option contracts written” and “Net change in unrealized appreciation/depreciation in the value of option contracts written”, as applicable.

(d)	Swap Contracts

Credit Default Swap Contracts — The Fund entered into credit default swap contracts during the period ended October 31, 2019. Credit default swap contracts are either privately negotiated agreements between the Fund and a counterparty or traded through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty.

The Fund utilized credit default swap contracts to manage broad credit market spread exposure. Each Fund segregates liquid assets to cover its obligations under its credit default swap contracts. Upfront premiums received or paid at the beginning of the initiation period are included in the Statement of Assets and Liabilities under “Swap contracts, at value” for OTC swaps and under “Receivable/Payable for variation margin on centrally cleared credit default swap contracts” for centrally cleared swaps, as applicable. These upfront premiums are amortized and accreted daily and are recorded as realized gains or losses on the Statement of Operations upon maturity or termination of the credit default swap contract.

As the protection purchaser in a credit default swap contract, a Fund pays the counterparty a periodic stream of payments over the term of the contract, provided that no credit event or default (or similar event) occurs. However, a Fund is required to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. If a credit event or default (or similar event) occurs, a Fund either (i) receives from the counterparty an amount equal to the notional amount of the swap and the counterparty takes delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) receives from the counterparty a net settlement amount in the form of cash or securities to the notional amount of the swap and the recovery value of the referenced obligation or underlying securities comprising the referenced index. As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

As the protection seller in a credit default swap contract, a Fund receives from the counterparty a periodic stream of payments over the term of the contract, provided that no credit event or default (or similar event) occurs. However, a Fund is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, if no credit event or default (or similar event) occurs, a Fund keeps the stream of payments and would have no payment of obligations.

If a credit event or default (or similar event) occurs, a Fund either (i) pays to the counterparty an amount equal to the notional amount of the swap and takes delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pays the counterparty a net settlement amount in the form of cash or securities to the notional amount of the swap and the recovery value of the referenced obligation or underlying securities comprising the referenced index. By selling a credit default swap contract, a Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, a Fund is subject to investment exposure on the notional amount of the swap.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of

67

Notes to Financial Statements (Continued)

October 31, 2019

a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices include high-yield securities. Credit indices are traded using credit default swap contracts with standardized terms including a fixed spread and standard maturity dates. An index credit default swap contract references all the names in the index, and if there is a default, the credit event is settled based on the name’s weight in the index. For most indices, each name has an equal weight in the index. The composition of the indices changes periodically. The use of credit default swap contracts on indices is often less expensive than it would be to buy many issuer-specific credit default swap contracts to achieve a similar effect.

Credit default swap contracts are marked-to-market daily based on valuations from independent pricing services. Credit default swap contracts are generally categorized as Level 2 investments within the hierarchy.

Implied credit spreads are utilized in determining the market value of credit default swap agreements on credit indices and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Implied credit spreads utilized in valuing a Fund’s investments as of October 31, 2019 are disclosed in the Statement of Investments. The implied credit spread of a particular referenced entity reflects the cost of selling protection on such entity’s debt, and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting value serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as credit derivatives. In a centrally cleared credit default swap contract, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Fund’s counterparty on the swap agreement becomes the CCP. A Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap contract, a Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Statement of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared credit default swap contracts. The daily change in valuation of centrally cleared credit default swap contracts is recorded as a receivable or payable for variation margin on centrally cleared credit default swap contracts in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

Total Return Swap Contracts — The Fund entered into total return swap contracts to obtain exposure to a foreign market and/or foreign index without owning such securities or investing directly in that foreign market and/or foreign index. Total return swap contracts are agreements in which the Fund and the counterparty each agree to pay the other party the difference between the relative investment performance that would have been achieved if the notional amount of the total return swap contract had been invested in the particular foreign market and/or foreign indices and the return for payments equal to the fixed or floating rate of interest.

68

Notes to Financial Statements (Continued)

October 31, 2019

The counterparty to a total return swap contract is a financial institution. The Fund has segregated liquid assets to cover its obligations under the total return swap contract.

The Fund entered into total return swap contracts on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments are made at the conclusion of a total return swap contract or periodically during its term. Total return swap contracts normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to total return swap contracts is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to a total return swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Total return swap contracts are marked-to-market daily based on valuations from an independent pricing service. An independent pricing service can utilize daily swap curves and models that incorporate a number of market data factors, such as, but not limited to, discounted cash flows, trades, and values of the underlying reference instruments, such as the foreign market and/or foreign index. Total return swap contracts are generally categorized as Level 2 investments within the hierarchy.

Interest Rate Swap Contracts — The Fund entered into interest rate swap contracts to hedge against investment risks, to manage portfolio duration, to obtain exposure to the investment characteristics of certain bonds or groups of bonds, and/or to otherwise increase returns. Interest rate swap contracts are swaps contracts in which the parties exchange their rights to receive payments on a security or other reference rate. For example, the parties might swap the right to receive floating rate payments for the right to receive fixed rate payments. The Fund has segregated liquid assets to cover its obligations under the interest rate swap contract.

Interest rate swap contracts are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swap contracts may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated. The use of interest rate swap contracts involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the Fund. Interest rate swap contracts also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the Fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the Fund’s initial investment. Interest rate swap contracts are marked-to-market daily based on valuations from an independent pricing service. Interest rate swap contracts are generally categorized as Level 2 investments within the hierarchy.

The Fund’s swap agreements are disclosed in the Statement of Assets and Liabilities under “Swap contracts, at value” for OTC swaps and under “Receivable/Payable for Variation margin on centrally cleared interest rate swap contracts” for centrally cleared swaps, in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of swap contracts” and “Net change in unrealized appreciation/depreciation in the value of swap contracts”, as applicable.

(e)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency, to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency, or to enhance returns. A

69

Notes to Financial Statements (Continued)

October 31, 2019

forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked-to-market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or at the time of delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from settlement of forward foreign currency contracts” and “Net change in unrealized appreciation/depreciation in the value of forward foreign currency contracts”, as applicable.

(f)	Futures Contracts

The Fund is subject to equity price and interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to/hedge against changes in interest rates for the purpose of reducing active risk in the portfolio. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

70

Notes to Financial Statements (Continued)

October 31, 2019

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable/Payable for variation margin on futures contracts”, in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts”, as applicable.

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of October 31, 2019:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of October 31, 2019

Assets:	Statement of Assets and Liabilities	Fair Value
Purchased Options
Equity risk	Investment securities, at value	$20,318
Interest rate risk	Investment securities, at value	629,381
Swap Contracts(a)
Equity risk	Swap contracts, at value	42,068,077
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	187,813
Futures Contracts(b)
Equity risk	Payable for variation margin on futures contracts	2,273
Interest rate risk	Payable for variation margin on futures contracts	2,048,642
Total		$44,956,504
Liabilities:
Written Options
Equity risk	Written options, at value	$(1,841,687)
Interest rate risk	Written options, at value	(545,462)
Written Swaptions
Interest rate risk	Written options, at value	(15,417)
Swap Contracts(a)
Equity risk	Swap contracts, at value	(15,531)
Credit risk	Receivable for variation margin on centrally cleared swap contracts	(108,159)
Interest rate risk	Receivable for variation margin on centrally cleared swap contracts	(1,548,070)
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	(16,388)
Futures Contracts(b)
Interest rate risk	Payable for variation margin on futures contracts	(1,118,366)
Total		$(5,209,080)
(a)

Swap contracts are included in the table at value, with the exception of centrally cleared swap contracts which are included in the table at unrealized appreciation/(depreciation). For centrally cleared swap contracts, only the variation margin on swap contracts is reported in the Statement of Assets and Liabilities.

71

Notes to Financial Statements (Continued)

October 31, 2019

(b)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended October 31, 2019

Realized Gains (Losses):	Total
Purchased Options(a)
Equity risk	$(240,039)
Interest rate risk	(271,255)
Written Options
Equity risk	6,187,393
Interest rate risk	2,187,980
Swap Contracts
Credit risk	42,002
Equity risk	45,260,116
Interest rate risk	(4,415,334)
Forward Foreign Currency Contracts
Currency risk	(379,624)
Futures Contracts
Equity risk	71,026
Interest rate risk	(8,466,065)
Total	$39,376,200
(a)	Realized gains (losses) from purchased options are included in “Net realized gains (losses) from transactions in investment securities.”

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Period Ended October 31, 2019

Unrealized Appreciation/Depreciation:	Total
Purchased Options(a)
Equity risk	$(12,910)
Interest rate risk	382,045
Written Options
Equity risk	3,229,693
Interest rate risk	(234,040)
Written Swaptions
Interest rate risk	37,674
Swap Contracts
Credit risk	(108,159)
Equity risk	42,052,546
Interest rate risk	(1,548,070)
Forward Foreign Currency Contracts
Currency risk	171,425
Futures Contracts(a)
Equity risk	2,273
Interest rate risk	930,276
Total	$44,902,753
(a)	Change in unrealized appreciation/depreciation from purchased options is included in “Net change in unrealized appreciation/depreciation in the value of investment securities.”

72

Notes to Financial Statements (Continued)

October 31, 2019

The following tables provide a summary of the Fund’s average volume of derivative instruments held during the period ended October 31, 2019:

Options:
Average Value Purchased	$308,030
Average Value Written	$2,155,043
Average Number of Purchased Option Contracts	1,884
Average Number of Written Option Contracts	4,459
Written Swaptions
Average Value Written	$5,794
Average Number of Written Swaption Contracts	1,960,000
Centrally Cleared Credit Index Swaps:
Average Notional Balance — Buy Protection	$1,914,545
Centrally Cleared Interest Rate Swaps:
Average Notional Balance — Pays Fixed Rate	$99,723,818
Average Notional Balance — Pays Float Rate	$2,051,636
Total Return Swaps:
Average Notional Balance — Receives Float Rate	$770,581,561
Average Notional Balance — Pays Float Rate	$1,003
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$8,144,197
Average Settlement Value Sold	$1,827,383
Futures Contracts:
Average Notional Balance Long	$233,745,076
Average Notional Balance Short	$495,989,720

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution. At October 31, 2019, the centrally cleared swap agreements do not provide for a netting arrangement. At October 31, 2019, the Fund has entered into futures contracts. The futures contract agreements do not provide for netting arrangements.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that may be subject to netting arrangements on the “Statement of Assets and Liabilities.” The following tables set forth the Fund’s net exposure by counterparty for forward

73

Notes to Financial Statements (Continued)

October 31, 2019

foreign currency contracts, OTC swaptions and OTC swap contracts that are subject to enforceable master netting arrangements or similar arrangements as of October 31, 2019:

Offsetting of Financial Assets, Derivative Assets and Collateral Received by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Asset Derivatives	Derivatives Available for Offset	Collateral Received*	Net Amount of Asset Derivatives
Bank of America NA	Swap Contracts	$13,998,569	$—	$—	$13,998,569
JPMorgan Chase Bank NA	Swap Contracts	28,040,914	—	—	28,040,914
	Forward Foreign Currency Contracts	187,813	(16,388)	—	171,425
	Total JPMorgan Chase Bank NA	28,228,727	(16,388)	—	28,212,339
Morgan Stanley Capital Services, Inc.	Swap Contracts	28,594	(15,531)	—	13,063
Total		$42,255,890	$(31,919)	$—	$42,223,971

Amounts designated as “—” are zero.

*

Per GAAP disclosure requirements, the table above does not include the additional collateral received from the counterparties. Total additional collateral received from Bank of America NA and JPMorgan Chase Bank NA was securities with market value of $14,446,852 and $33,293,156, respectively.

Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Liability Derivatives	Derivatives Available for Offset	Collateral Pledged	Net Amount of Liability Derivatives
Bank of America NA	Swaptions	$(15,417)	$—	$—	$(15,417)
Morgan Stanley Capital Services, Inc.	Swap Contracts	(15,531)	15,531	—	—
JPMorgan Chase Bank NA	Forward Foreign Currency Contracts	(16,388)	16,388	—	—
Total		$(47,336)	$31,919	$—	$(15,417)

Amounts designated as “—” are zero.

74

Notes to Financial Statements (Continued)

October 31, 2019

(g)	TBA

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions. TBAs involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to the settlement date. TBAs are valued at the bid evaluation price as provided by an independent pricing service approved by the Board.

(h)	Securities Lending

During the period ended October 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from BBH equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of October 31, 2019, which were comprised of a money market fund and repurchase agreements purchased with cash collateral, were as follows:

Amounts of Liabilities Presented in the Statements of Assets and Liabilities
$10,914,804

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new

75

Notes to Financial Statements (Continued)

October 31, 2019

loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Investments Money Market Government Portfolio, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At October 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(i)	Repurchase Agreements

During the period ended October 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the SEC, transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, each Fund participates on a pro rata basis with other clients of BBH in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At October 31, 2019, the joint repos on a gross basis were as follows:

BNP Paribas Securities Corp., 1.70%, dated 10/31/2019, due 11/1/2019, repurchase price $94,204,448, collateralized by U.S. Treasury Note, 2.50%, maturing 2/28/2021; total market value $96,443,296.

Royal Bank of Canada, 1.68%, dated 10/31/2019, due 11/1/2019, repurchase price $46,502,170, collateralized by U.S. Treasury Note, 3.00%, maturing 9/30/2025; total market value $47,602,303.

76

Notes to Financial Statements (Continued)

October 31, 2019

At October 31, 2019, the Fund’s investment in the joint repos were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos were as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
BNP Paribas Securities Corp.	$6,662,823	$—	$6,662,823	$(6,662,823)	$—
Royal Bank of Canada	3,288,973	—	3,288,973	(3,288,973)	—
Total	$9,951,796	$—	$9,951,796	$(9,951,796)	$—

Amounts designated as “—” are zero.

*

At October 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for each Fund’s undivided interest in the each joint repo and related collateral.

During the period ended October 31, 2019, the Fund, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the SEC, transferred cash through an account at JPMorgan Chase Bank, N.A. (“JPMorgan”), the Fund’s custodian, the daily balance of which is invested in one or more repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

77

Notes to Financial Statements (Continued)

October 31, 2019

At October 31, 2019, the Fund’s investment in the repo was subject to an enforceable netting arrangement. The Fund’s holding in the repo was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Goldman Sachs & Co. LLC	$4,500,000	$—	$4,500,000	$(4,500,000)	$—
Total	$4,500,000	$—	$4,500,000	$(4,500,000)	$—

Amounts designated as “—” are zero.

*

At October 31, 2019, the value of the collateral received exceeded the market value of the Fund’s holding in the repo. Please refer to the Statement of Investments for the Fund’s interest in the repo and related collateral.

(j)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Fund’s Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on the Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

78

Notes to Financial Statements (Continued)

October 31, 2019

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(k)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2019 are primarily attributable to treatment of notional principal contracts. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of October 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, or interest expense deferred. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the period ended October 31, 2019 were as follows:

Capital	Total distributable earnings (loss)
$(50,865)	$50,865

(l)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which they invest. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

79

Notes to Financial Statements (Continued)

October 31, 2019

(m)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected the subadvisers for the Fund as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.

Subadvisers
Allianz Global Investors U.S. LLC
Blackrock Investment Management, LLC
Western Asset Management Company, LLC

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the period ended October 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.23%
$1.5 billion up to $3 billion	0.21%
$3 billion and more	0.19%

For the period ended October 31, 2019, the Fund’s effective advisory fee rate was 0.23%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated subadvisers.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust (“NVIT”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the period ended October 31, 2019, NFM earned $552,706 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that

80

Notes to Financial Statements (Continued)

October 31, 2019

NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the period ended October 31, 2019, the Fund’s portion of such costs amounted to $11,515.

As of October 31, 2019, NFA or its affiliates directly held 100% of the shares outstanding of the Fund.

4.  Line of Credit and Interfund Lending

The Trust and NVIT (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually. As of July 12, 2019, the Fund was added to the credit agreement which next expires on July 9, 2020. During the period ended October 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the period ended October 31, 2019, the Fund did not engage in interfund lending.

81

Notes to Financial Statements (Continued)

October 31, 2019

5.  Investment Transactions

For the period ended October 31, 2019, the Fund had purchases of $3,591,921,329 and sales of $1,329,001,273 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

82

Notes to Financial Statements (Continued)

October 31, 2019

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be

83

Notes to Financial Statements (Continued)

October 31, 2019

adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Other

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Investments Money Market Government Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Government Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Government Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of November 1, 2019. As a result of the adoption of ASU 2017-08, as of November 1, 2019, for a Fund with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

84

Notes to Financial Statements (Continued)

October 31, 2019

9.  Other

As of October 31, 2019, the Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Fund. The Fund had 3 accounts holding 62.89% of the total outstanding shares of the Fund, all or a portion of which are the accounts of affiliated funds.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal period ended October 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$18,225,011	$—	$18,225,011	$—	$18,225,011

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$126,527,255	$5,303,050	$131,830,305	$—	$—	$162,312,376	$294,142,681

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of October 31, 2019, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) for the Fund was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,347,087,519	$228,298,356	$(62,103,919)	$166,194,437

11.  Subsequent Events

On December 4, 2019, in conjunction with the 15(c) Board meeting, certain of the Funds’ agreements were renewed. There were no significant changes to the terms of these agreements, outside of extending effective dates.

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

85

Report of Independent Registered Public Accounting Firm

October 31, 2019

To the Board of Trustees of Nationwide Mutual Funds and Shareholders of Nationwide Multi-Cap Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Nationwide Multi-Cap Portfolio (one of the funds constituting Nationwide Mutual Funds, referred to hereafter as the “Fund”) as of October 31, 2019, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period December 7, 2018 (commencement of operations) through October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations, changes in its net assets, and the financial highlights for the period December 7, 2018 (commencement of operations) through October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Mutual Funds, since 1997.

86

Supplemental Information

October 31, 2019 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended October 31, 2019, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 15.10%.

87

Management Information

October 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 50 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

88

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

89

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

90

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

91

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

92

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues, which includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Index with a remaining maturity of one to three years, including Treasurys, government-related issues and corporate securities.

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged index that measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury; a subset of the Global Inflation-Linked Index (Series-L).

ICE BofA Merrill Lynch Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

ICE BofA Merrill Lynch Global High Yield Index (USD Hedged): An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros. The index is hedged against the fluctuations of the constituent currencies versus the U.S. dollar.

ICE BofAML US High Yield Master II Index: An unmanaged index that tracks the performance of U.S. dollar-denominated below investment-grade corporate debt publicly issued in the U.S. domestic market.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality,

93

Market Index Definitions (cont.)

accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasurys, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the performance of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

Morningstar® Lifetime Moderate Income Index: An index representing a portfolio of global equities, bonds and traditional inflation hedges such as commodities and Treasury Inflation-Protected Securities. This portfolio is held in proportions appropriate for a U.S. investor who is at least ten years into retirement.

Morningstar® Target Risk Indexes: A series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

●	The Morningstar® Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar® Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar® Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar® Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar® Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its

94

Market Index Definitions (cont.)

portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Small Cap Index: An equity index capturing small-capitalization representation across developed markets countries around the world, excluding the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

95

Market Index Definitions (cont.)

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index: A market capitalization-weighted index based on the Russell 3000® Index. The Russell 3000 Growth Index includes companies that display signs of above-average growth. The index is used to provide a gauge of the performance of growth stocks in the United States.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P Biotechnology Select Industry Index: An unmanaged index designed to measure the performance of stocks in the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS®) biotechnology sub-industry.

S&P/Citigroup International Treasury Bond Ex-U.S. Index (Hedged): An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $2.4 billion to $8.2 billion).

S&P North American Technology Sector IndexTM: An unmanaged, modified, market capitalization-weighted index that measures the performance of the information technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

The S&P Target Date® Indexes: A series of 12 unmanaged, multi-asset class indexes consisting of the S&P Target Date Retirement Income Index plus 11 indexes that correspond to a specific target retirement date (ranging from 2010 through 2060+). The series reflects a subset of target date funds, each of which generally has an asset allocation mix and glide path featuring total equity exposure that continues to become more conservative after retirement. Each index in the series reflects varying levels of exposure to equities, bonds, and other asset classes.

96

Market Index Definitions (cont.)

The S&P Target Date® To Indexes: A series of 12 unmanaged, multi-asset class indexes consisting of the S&P Target Date To Retirement Income Index plus 11 indexes that correspond to a specific target retirement date (ranging from 2010 through 2060+). The series reflects a subset of target date funds, each of which generally has an asset allocation mix and glide path featuring relatively conservative total equity exposure near retirement and static total equity exposure after retirement. Each index in the series reflects varying levels of exposure to equities, bonds, and other asset classes and becomes more conservative with the approach of the target retirement date.

The S&P Total Market Index (S&P TMI): an unmanaged index designed to track the broad equity market, including large-, mid-, small-, and micro-cap stocks. The S&P 500® Index is a subset of the S&P TMI.

97

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established to issue securities and hold certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities the principal and earned interest.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Bottom-up investment approach: A method of investing that involves focusing on an individual company rather than on the industry in which a company operates or on the economy as a whole; it is the microeconomic analysis of a company or stock.

Convertible securities: Debt securities that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Equity securities: Securities that represent ownership interests in the issuers. Common stock is the most common type of equity security.

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as the ETFs are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent obligations by the issuers to pay specified rates of interest or dividends at specified times, and to pay the securities’ principal at maturity.

98

Glossary (cont.)

Futures: Contracts that obligate the buyers to buy and the sellers to sell specified quantities of underlying assets (or settle for the cash value of a contract based on underlying assets) at specified prices on each contract’s maturity date.

Growth style: Investing in equity securities of companies that the fund’s subadviser believes have above-average rates of earnings growth and which may experience above-average increases in stock price.

High-yield bonds (also known as junk bonds): Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates to help compensate for the fact that the issuers are at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Quantitative techniques: Mathematical and statistical methods used in the investment process to evaluate market conditions and to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s adviser to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in the fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Swap: An agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying asset.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

99

Glossary (cont.)

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States and may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a fund’s subadviser believes are undervalued, i.e., the securities are priced at less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall over time. A high level of volatility means that the fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the fund’s value is not expected to fluctuate significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

100

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfundprospectuses. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. © 2019

AR-MCP (12/19)

Annual Report

October 31, 2019

Nationwide Mutual Funds

Equity Funds

Nationwide Geneva Small Cap Growth Fund

IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by the Securities and Exchange Commission, Nationwide Mutual Funds will no longer mail paper copies of your Fund’s annual and semiannual reports, unless you specifically request paper copies of those reports. Instead, Nationwide Mutual Funds will post the reports on the Funds’ website, nationwide.com/mutualfundprospectuses, and will mail you a notice of availability each time a report is posted and provide you with the website link to access the reports.

If you already have elected to receive these reports electronically (known as eDelivery), you will not be affected by this change and you do not need to take any action. You may elect to receive reports and other fund documents via eDelivery by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling Shareholder Services at 800-848-0920.

You may elect to receive all future reports in paper via U.S. mail free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly in a Nationwide Mutual Fund, you can call Shareholder Services at 800-848-0920 to register your preference that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all Funds held in your account.

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended October 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period and through the last two months of 2018, however, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 14.3% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 11.0% and the MSCI Emerging Markets® Index returning 11.9%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in nine of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth in the fourth calendar quarter of 2018 at 1.1%, followed by 3.1% in the first quarter of 2019, 2.0% in the second quarter and 1.9% in the third quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21% but has been negative in the first three quarters of 2019, driven by overseas weakness and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed is expected to pause for the remainder of the calendar year, with fading expectations for additional cuts in 2020 as the economy shows signs of rebounding. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 3.15% to 1.69% during the reporting period, and the 2-year Treasury yield dropping from 2.88% to 1.52%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.17% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of October 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	12.73%
Bloomberg Barclays Municipal Bond	9.42%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.89%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	20.14%
Bloomberg Barclays U.S. Aggregate Bond	11.51%
Bloomberg Barclays U.S. Corporate High Yield	8.38%
MSCI EAFE®	11.04%
MSCI Emerging Markets®	11.86%
MSCI World ex USA	11.27%
Russell 1000® Growth	17.10%
Russell 1000® Value	11.21%
Russell 2000®	4.90%
S&P 500®	14.33%

Source: Morningstar

2

Fund Commentary	Nationwide Geneva Small Cap Growth Fund

For the annual period ended October 31, 2019, the Nationwide Geneva Small Cap Growth Fund (Class A at NAV*) returned 9.13% versus 6.40% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the median return for the Fund’s closest Morningstar® peer category, Small Growth (consisting of 649 funds as of October 31, 2019) was 6.69% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

While the market backdrop was volatile during the 12-month reporting period, the performance of the Russell 2000 Growth Index was benign. There was certainly volatility during the reporting period, fueled by the erratic nature of the U.S.-China trade discussions, an ominous cloud of headlines surrounding the Trump administration and a slowing economy. In retrospect, we should not be entirely surprised with the decelerating economic growth rates we are witnessing, as the markets are typically forward looking and the correction in the fourth quarter of 2018 portended the slowdown. In fact, this is the third such slowdown (the others were 2015 - 2016 and 2011 - 2012) since the commencement of this expansionary period, which is now the longest in modern history. Soft periods should not be feared but rather welcomed, as they are healthy to remove some of the excess, which builds during bull markets. We have seen a healthy correction in some of the high-multiple stocks and have witnessed some of the value-oriented companies exhibit some strength. Quality metrics were mixed during the reporting period and different parts of the market experienced more of a quality rotation than others. Broadly speaking, the overall market favored quality, as high-quality companies (those rated B+ or better) returned 13.51% versus 1.37% for low-quality companies (those rated B or worse). At the index level the story was more muddled. In the Russell 2000 Growth Index we observed high return on equity and low debt-to-cap companies outperforming, signaling a bias toward high quality, but offsetting this was the outperformance of low-growth stocks.

The Fund outperformed its benchmark by 2.73% during the reporting period. At the sector level,

the top performers contributing to Fund performance during the reporting period were Financial Services, Technology and Energy, returning 3.06%, 1.69% and 0.68%, respectively. The strength in the Financial Services sector stemmed from superior stock selection. The strength in the Technology sector also was due to stock selection and a meaningful overweight. The outperformance in the Energy sector was the result of having no allocation to this sector; it was by far the worst performer during the reporting period and underperformed the broader market by 38.58%. The top-contributing holdings for the Fund during the reporting period were Paycom Software, MarketAxess Holdings and Fair Isaac Corporation (FICO), returning 1.59%, 1.55% and 1.33%, respectively. Paycom is a software provider servicing a human capital management space; throughout the year the company reported a number of “beat and raise” quarters with management most recently raising full-year guidance beyond its most recent beat. The company consistently has posted revenue growth in excess of 30% year-over-year and has driven strong EBITDA and earnings-per-share growth as well. Management has continued to make investments in new offices and has driven customer engagement, which in turn has driven higher client retention. MarketAxess Holdings operates an electronic fixed-income trading platform; good fundamentals during the reporting period drove performance. Most recently, the company reported strong results during October 2019, with broad-based growth across product category and regions. This was a consistent theme with the company during the reporting period as it continued to take market share and innovate with new opportunities for growth. FICO provides analytics and consulting services to help companies acquire customers more efficiently; during the reporting period, the company reported strong results and it is seeing a tailwind from its plan to increase scores pricing. The increased pricing drove revenue upside in the business, and the company is looking to expand margins opportunistically in other business lines.

At the sector level, the top three detractors from Fund performance during the reporting period were Consumer Discretionary, Health Care and Producer Durables, registering -1.79%, -0.68% and

3

Fund Commentary (cont.)	Nationwide Geneva Small Cap Growth Fund

-0.28%, respectively. The top three detractors for the period at the holdings level were Bottomline Technologies, At Home Group and HealthEquity, registering -0.91%, -0.81% and -0.80%, respectively. Bottomline Technologies provides collaborative payment, invoice and document automation solutions to corporations worldwide; in November 2018 the company reported earnings that disappointed investors, and shares were down over 20%. This weakness continued into early 2019, but in May the company outlined its long-term operating model; in doing so, the company said it would be investing heavily during the next three to four years to drive growth. While investors appreciated the long-term visibility on the operating model, they did not appreciate the lack of margin expansion, and shares reacted negatively; over the long term we continue to believe in the thesis and opportunity for the company, but we are similarly frustrated with the lack of margin opportunity. At Home Group owns and operates home décor stores in the United States; the company reported in June and results were relatively in line with previously lowered expectations, but the company once again provided weak expectations for its current fiscal year overall. Poor results were attributed to unfavorable weather across 75% of the unit base. While weather is not controllable, the broader softer growth of the home furnishings space and the choppiness of At Home Group’s comps performance in recent quarters have been a bit unnerving to investors. Given the negative outlook for the business, we decided to move on from the position. HealthEquity provides technology-enabled services platforms that allow consumers to make healthcare saving and spending decisions; shares of the company were volatile during the reporting period as outside influences such as the 2020 U.S. presidential race and the volatility in interest rates negatively affected the company. The recent talk about universal healthcare has put pressure on shares as HealthEquity’s primary product, Health Savings Accounts (HSAs), may not be necessary in such an environment. The volatility in rates also was a negative for the company as investors believe this would negatively affect the yield the company collects on unused balances. After speaking with management, we believe this is less of an issue than investors realize. Also, in June of

2019 the company completed an all-cash offer to acquire the outstanding shares of WageWorks. This acquisition gives HealthEquity a broader portfolio of consumer-driven benefits with which to sell and will give the business greater scale, greater distribution access and a larger addressable market.

The Fund does not use derivatives.

Subadviser:

Geneva Capital Management LLC

Portfolio Managers:

José Muñoz, CFA; William A. Priebe, CFA; and William S. Priebe

*Performance is shown for the Fund’s Class A shares to correspond with the class used for performance reporting in the Fund’s prospectus. Institutional Service Class shares previously were shown in the Fund’s annual reports for performance reporting.

The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	Nationwide Geneva Small Cap Growth Fund

Asset Allocation1

Common Stocks	95.6%
Repurchase Agreements	2.6%
Short-Term Investment	0.3%
Other assets in excess of liabilities	1.5%
100.0%

Top Industries2

Software	17.9%
Health Care Equipment & Supplies	12.4%
Machinery	7.6%
Health Care Technology	4.4%
Health Care Providers & Services	3.9%
Electronic Equipment, Instruments & Components	3.7%
Semiconductors & Semiconductor Equipment	3.7%
Building Products	3.7%
Auto Components	3.5%
Diversified Consumer Services	3.3%
Other Industries#	35.9%
100.0%

Top Holdings2

Bright Horizons Family Solutions, Inc.	3.3%
Kinsale Capital Group, Inc.	2.9%
Exponent, Inc.	2.8%
Fair Isaac Corp.	2.8%
Masimo Corp.	2.8%
Bio-Techne Corp.	2.7%
RBC Bearings, Inc.	2.6%
J&J Snack Foods Corp.	2.3%
Fox Factory Holding Corp.	2.2%
Omnicell, Inc.	2.1%
Other Holdings#	73.5%
100.0%

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

5

Fund Performance	Nationwide Geneva Small Cap Growth Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	9.13%	12.26%	15.32%
	w/SC3	2.85%	10.93%	14.67%
Class C1	w/o SC2	8.34%	11.45%	14.55%
	w/SC4	7.34%	N/A	N/A
Class R6[5,6]		9.54%	12.68%	10.91%	[7]
Institutional Service Class[1,5,8]		9.41%	12.56%	15.62%	[4]
Russell 2000® Growth Index		6.40%	8.38%	13.38%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

Expense Ratio^
Class A	1.24%
Class C	1.95%
Class R6	0.86%
Institutional Service Class	0.96%

^

Current effective prospectus dated February 28, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	Nationwide Geneva Small Cap Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Geneva Small Cap Growth Fund versus the Russell 2000® Growth Index over the 10-year period ended 10/31/19. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class A shares of the Fund’s predecessor fund, the HighMark Geneva Small Cap Growth Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	Nationwide Geneva Small Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Geneva Small Cap Growth Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19	Expense Ratio During Period (%) 5/1/19 - 10/31/19
Class A Shares	Actual	(a)	1,000.00	998.80	6.20	1.23
	Hypothetical(a)(b)		1,000.00	1,019.00	6.26	1.23
Class C Shares	Actual	(a)	1,000.00	995.20	9.86	1.96
	Hypothetical(a)(b)		1,000.00	1,015.32	9.96	1.96
Class R6 Shares	Actual	(a)	1,000.00	1,000.60	4.34	0.86
	Hypothetical(a)(b)		1,000.00	1,020.87	4.38	0.86
Institutional Service Class Shares	Actual	(a)	1,000.00	1,000.00	4.99	0.99
	Hypothetical(a)(b)		1,000.00	1,020.21	5.04	0.99

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

October 31, 2019

Nationwide Geneva Small Cap Growth Fund

Common Stocks 95.6%

	Shares	Value

Airlines 1.9%
Allegiant Travel Co.	122,542	$20,504,953

Auto Components 3.4%
Dorman Products, Inc.*	190,777	13,726,405
Fox Factory Holding Corp.*	379,303	23,114,725

		36,841,130

Banks 2.8%
Pacific Premier Bancorp, Inc. (a)	430,374	14,527,274
Texas Capital Bancshares, Inc.*	276,753	14,961,267

		29,488,541

Biotechnology 1.0%
Ligand Pharmaceuticals, Inc.* (a)	93,841	10,210,839

Building Products 3.6%
AAON, Inc.	361,295	17,580,615
Trex Co., Inc.*	237,768	20,897,429

		38,478,044

Capital Markets 1.8%
MarketAxess Holdings, Inc.	53,181	19,601,985

Chemicals 2.9%
Balchem Corp.	181,351	18,354,534
Sensient Technologies Corp.	197,671	12,366,298

		30,720,832

Diversified Consumer Services 3.3%
Bright Horizons Family Solutions, Inc.*	236,502	35,125,277

Electronic Equipment, Instruments & Components 3.7%
ePlus, Inc.*	190,215	14,861,498
Novanta, Inc.*	155,604	13,856,536
Rogers Corp.*	78,787	10,674,063

		39,392,097

Food Products 2.3%
J&J Snack Foods Corp.	128,029	24,422,812

Health Care Equipment & Supplies 12.2%
Cantel Medical Corp.	253,807	18,499,992
Globus Medical, Inc., Class A*	337,518	17,675,818
LeMaitre Vascular, Inc.	300,657	10,402,732
Masimo Corp.*	199,359	29,064,549
Neogen Corp.*	301,642	19,624,828
STAAR Surgical Co.*	409,833	13,434,326
Tactile Systems Technology, Inc.*	465,266	21,132,382

		129,834,627

Health Care Providers & Services 3.8%
HealthEquity, Inc.*	267,454	15,188,713
LHC Group, Inc.*	128,029	14,207,378
PetIQ, Inc.* (a)	447,257	11,056,193

		40,452,284

Health Care Technology 4.3%
Omnicell, Inc.*	321,057	22,599,202

Common Stocks (continued)

	Shares	Value

Health Care Technology (continued)
Tabula Rasa HealthCare, Inc.* (a)	229,608	$11,696,232
Vocera Communications, Inc.* (a)	576,834	11,490,533

		45,785,967

Hotels, Restaurants & Leisure 1.6%
Texas Roadhouse, Inc.	299,109	16,899,658

Insurance 2.8%
Kinsale Capital Group, Inc.	284,900	30,119,628

IT Services 2.3%
Evo Payments, Inc., Class A*	252,182	7,169,534
ExlService Holdings, Inc.*	251,134	17,486,461

		24,655,995

Life Sciences Tools & Services 2.7%
Bio-Techne Corp.	138,018	28,731,207

Machinery 7.5%
Barnes Group, Inc.	243,114	14,210,013
Donaldson Co., Inc.	378,741	19,974,800
Middleby Corp. (The)*	49,383	5,972,874
Proto Labs, Inc.*	133,938	12,987,968
RBC Bearings, Inc.*	168,126	26,974,136

		80,119,791

Multiline Retail 1.7%
Ollie’s Bargain Outlet Holdings, Inc.*	286,584	18,306,986

Pharmaceuticals 0.8%
Supernus Pharmaceuticals, Inc.*	292,075	8,116,764

Professional Services 2.8%
Exponent, Inc.	465,969	29,603,011

Road & Rail 2.9%
Genesee & Wyoming, Inc., Class A*	155,886	17,308,023
Marten Transport Ltd.	624,247	13,521,190

		30,829,213

Semiconductors & Semiconductor Equipment 3.6%
Inphi Corp.*	298,265	21,439,288
Monolithic Power Systems, Inc.	116,633	17,485,619

		38,924,907

Software 17.6%
Alarm.com Holdings, Inc.*	357,215	17,646,421
Blackbaud, Inc.	206,394	17,326,776
Blackline, Inc.*	267,735	12,513,934
Bottomline Technologies DE, Inc.*	379,303	15,532,458
Descartes Systems Group, Inc. (The)*	459,920	17,895,487
Envestnet, Inc.*	349,758	21,856,377
Fair Isaac Corp.*	97,077	29,515,291
Paycom Software, Inc.*	97,921	20,713,229
Q2 Holdings, Inc.*	219,197	15,670,394
Tyler Technologies, Inc.*	72,915	19,579,136

		188,249,503

9

Statement of Investments (Continued)

October 31, 2019

Nationwide Geneva Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Thrifts & Mortgage Finance 1.0%
Axos Financial, Inc.*	353,838	$10,278,994

Trading Companies & Distributors 1.3%
SiteOne Landscape Supply, Inc.*	155,464	13,690,160

Total Common Stocks (cost $771,099,875)		1,019,385,205

Short-Term Investment 0.3%
Money Market Fund 0.3%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 1.76% (b)(c)	2,707,593	2,707,593

Total Short-Term Investment (cost $2,707,593)		2,707,593

Repurchase Agreements 2.6%

	Principal Amount

BNP Paribas Securities Corp., 1.70%, dated 10/31/2019, due 11/1/2019, repurchase price $18,734,080, collateralized by U.S. Treasury Note, 2.50%, maturing 2/28/2021; total market value $19,179,311. (c)(d)	$18,733,196	18,733,196
Royal Bank of Canada, 1.68%, dated 10/31/2019, due 11/1/2019, repurchase price $9,247,710, collateralized by U.S. Treasury Note, 3.00%, maturing 9/30/2025; total market value $9,466,489. (c)(d)	9,247,278	9,247,278

Total Repurchase Agreements (cost $27,980,474)		27,980,474

Total Investments (cost $801,787,942) — 98.5%		1,050,073,272

Other assets in excess of liabilities — 1.5%		16,217,002

NET ASSETS — 100.0%		$1,066,290,274

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $29,711,803, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $2,707,593 and $27,980,474, respectively, and by

$128,298 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 3.63%, and maturity dates ranging from 11/14/2019 - 5/15/2048; a total value of $30,816,365.

(b)	Represents 7-day effective yield as of October 31, 2019.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2019 was $30,688,067.

(d)	Please refer to Note 2(c) for additional information on the joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

October 31, 2019

Nationwide Geneva Small Cap Growth Fund
Assets:
Investment securities, at value* (cost $773,807,468)	$1,022,092,798
Repurchase agreements, at value (cost $27,980,474)	27,980,474
Cash	47,842,447
Interest and dividends receivable	159,330
Securities lending income receivable	4,365
Receivable for capital shares issued	968,270
Prepaid expenses	45,900

Total Assets	1,099,093,584

Liabilities:
Payable for capital shares redeemed	967,057
Payable upon return of securities loaned (Note 2)	30,688,067
Accrued expenses and other payables:
Investment advisory fees	694,528
Fund administration fees	40,312
Distribution fees	49,658
Administrative servicing fees	266,202
Accounting and transfer agent fees	17,048
Trustee fees	4,479
Custodian fees	15,411
Compliance program costs (Note 3)	1,468
Professional fees	37,780
Printing fees	15,248
Other	6,052

Total Liabilities	32,803,310

Net Assets	$1,066,290,274

Represented by:
Capital	$801,437,324
Total distributable earnings (loss)	264,852,950

Net Assets	$1,066,290,274

Net Assets:
Class A Shares	$85,091,825
Class C Shares	37,438,329
Class R6 Shares	195,408,988
Institutional Service Class Shares	748,351,132

Total	$1,066,290,274

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,401,704
Class C Shares	670,086
Class R6 Shares	3,088,859
Institutional Service Class Shares	11,918,086

Total	17,078,735

11

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide Geneva Small Cap Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$60.71
Class C Shares (b)	$55.87
Class R6 Shares	$63.26
Institutional Service Class Shares	$62.79
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$64.41

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $29,711,803 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Geneva Small Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$4,140,109
Interest income	836,290
Income from securities lending (Note 2)	45,568

Total Income	5,021,967

EXPENSES:
Investment advisory fees	7,955,071
Fund administration fees	340,978
Distribution fees Class A	198,947
Distribution fees Class C	423,001
Administrative servicing fees Class A	98,646
Administrative servicing fees Class C	39,842
Administrative servicing fees Institutional Service Class	925,331
Registration and filing fees	87,827
Professional fees	75,827
Printing fees	109,299
Trustee fees	36,826
Custodian fees	48,420
Accounting and transfer agent fees	65,690
Compliance program costs (Note 3)	4,975
Other	29,269

Total Expenses	10,439,949

NET INVESTMENT LOSS	(5,417,982)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities (Note 10)	22,185,135
Net change in unrealized appreciation/depreciation in the value of investment securities	75,198,976

Net realized/unrealized gains	97,384,111

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$91,966,129

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	Nationwide Geneva Small Cap Growth Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment loss	$(5,417,982)	$(5,156,138)
Net realized gains	22,185,135	57,776,462
Net change in unrealized appreciation/depreciation	75,198,976	16,196,770

Change in net assets resulting from operations	91,966,129	68,817,094

Distributions to Shareholders From:
Distributable earnings:
Class A	(4,301,146)	(4,739,681)
Class C	(2,495,731)	(2,117,954)
Class R6	(7,777,675)	(2,975,704)
Institutional Service Class	(36,190,402)	(22,757,130)

Change in net assets from shareholder distributions	(50,764,954)	(32,590,469)

Change in net assets from capital transactions	48,166,978	216,803,062

Change in net assets	89,368,153	253,029,687

Net Assets:
Beginning of year	976,922,121	723,892,434

End of year	$1,066,290,274	$976,922,121

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$26,276,928	$26,109,218
Proceeds from shares issued in class conversion (Note 1)	22,692	–
Dividends reinvested	4,148,884	4,618,954
Cost of shares redeemed	(29,522,904)	(63,677,631)

Total Class A Shares	925,600	(32,949,459)

Class C Shares
Proceeds from shares issued	2,865,140	4,705,947
Dividends reinvested	2,300,120	1,932,235
Cost of shares redeemed in class conversion (Note 1)	(22,692)	–
Cost of shares redeemed	(12,277,664)	(8,639,599)

Total Class C Shares	(7,135,096)	(2,001,417)

Class R6 Shares
Proceeds from shares issued	85,731,129	97,700,511
Dividends reinvested	7,599,636	2,814,821
Cost of shares redeemed	(52,831,422)	(27,061,811)

Total Class R6 Shares	40,499,343	73,453,521

Institutional Service Class Shares
Proceeds from shares issued	220,670,547	391,021,396
Dividends reinvested	33,468,866	20,985,049
Cost of shares redeemed	(240,262,282)	(233,706,028)

Total Institutional Service Class Shares	13,877,131	178,300,417

Change in net assets from capital transactions	$48,166,978	$216,803,062

14

Statements of Changes in Net Assets (Continued)

	Nationwide Geneva Small Cap Growth Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	448,458	438,727
Issued in class conversion (Note 1)	385	–
Reinvested	81,671	84,488
Redeemed	(510,195)	(1,075,754)

Total Class A Shares	20,319	(552,539)

Class C Shares
Issued	55,719	85,119
Reinvested	48,887	37,717
Redeemed in class conversion (Note 1)	(418)	–
Redeemed	(228,498)	(153,544)

Total Class C Shares	(124,310)	(30,708)

Class R6 Shares
Issued	1,446,138	1,633,265
Reinvested	144,014	49,864
Redeemed	(862,786)	(443,760)

Total Class R6 Shares	727,366	1,239,369

Institutional Service Class Shares
Issued	3,723,671	6,280,713
Reinvested	638,353	373,599
Redeemed	(4,057,002)	(3,861,846)

Total Institutional Service Class Shares	305,022	2,792,466

Total change in shares	928,397	3,448,588

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Geneva Small Cap Growth Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Loss to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$59.11	(0.43)	5.21	4.78	–	(3.18)	(3.18)	$60.71	9.13%		$85,091,825	1.23%	(0.74%	)	1.23%	17.37%
Year Ended October 31, 2018	$56.05	(0.47)	6.12	5.65	–	(2.59)	(2.59)	$59.11	10.45%		$81,648,828	1.24%	(0.79%	)	1.24%	19.60%
Year Ended October 31, 2017	$42.70	(0.41)	13.84	13.43	–	(0.08)	(0.08)	$56.05	31.48%		$108,399,265	1.27%	(0.82%	)	1.27%	22.48%
Year Ended October 31, 2016	$44.80	(0.36)	0.42	0.06	–	(2.16)	(2.16)	$42.70	0.20%	(g)	$79,769,181	1.31%	(0.86%	)	1.31%	15.18%
Year Ended October 31, 2015	$42.54	(0.43)	5.23	4.80	–	(2.54)	(2.54)	$44.80	12.27%	(g)	$58,860,727	1.43%	(1.00%	)	1.43%	31.89%

Class C Shares
Year Ended October 31, 2019	$55.05	(0.79)	4.79	4.00	–	(3.18)	(3.18)	$55.87	8.34%		$37,438,329	1.95%	(1.46%	)	1.95%	17.37%
Year Ended October 31, 2018	$52.73	(0.84)	5.75	4.91	–	(2.59)	(2.59)	$55.05	9.67%		$43,731,100	1.95%	(1.50%	)	1.95%	19.60%
Year Ended October 31, 2017	$40.46	(0.73)	13.08	12.35	–	(0.08)	(0.08)	$52.73	30.55%		$43,511,654	1.98%	(1.54%	)	1.98%	22.48%
Year Ended October 31, 2016	$42.88	(0.65)	0.39	(0.26)	–	(2.16)	(2.16)	$40.46	(0.57%	)	$30,572,627	2.05%	(1.60%	)	2.05%	15.18%
Year Ended October 31, 2015	$41.10	(0.71)	5.03	4.32	–	(2.54)	(2.54)	$42.88	11.49%		$20,731,518	2.16%	(1.70%	)	2.16%	31.89%

Class R6 Shares (h)
Year Ended October 31, 2019	$61.23	(0.23)	5.44	5.21	–	(3.18)	(3.18)	$63.26	9.54%		$195,408,988	0.85%	(0.37%	)	0.85%	17.37%
Year Ended October 31, 2018	$57.76	(0.26)	6.32	6.06	–	(2.59)	(2.59)	$61.23	10.86%		$144,598,599	0.86%	(0.42%	)	0.86%	19.60%
Year Ended October 31, 2017	$43.83	(0.23)	14.24	14.01	–	(0.08)	(0.08)	$57.76	31.99%		$64,816,478	0.90%	(0.45%	)	0.90%	22.48%
Year Ended October 31, 2016	$45.78	(0.21)	0.42	0.21	–	(2.16)	(2.16)	$43.83	0.54%	(g)	$40,080,981	0.94%	(0.49%	)	0.94%	15.18%
Year Ended October 31, 2015	$43.25	(0.32)	5.39	5.07	–	(2.54)	(2.54)	$45.78	12.72%		$29,607,199	0.94%	(0.71%	)	0.94%	31.89%

Institutional Service Class Shares
Year Ended October 31, 2019	$60.87	(0.30)	5.40	5.10	–	(3.18)	(3.18)	$62.79	9.41%		$748,351,132	0.98%	(0.49%	)	0.98%	17.37%
Year Ended October 31, 2018	$57.50	(0.32)	6.28	5.96	–	(2.59)	(2.59)	$60.87	10.74%		$706,943,594	0.96%	(0.52%	)	0.96%	19.60%
Year Ended October 31, 2017	$43.68	(0.29)	14.19	13.90	–	(0.08)	(0.08)	$57.50	31.85%		$507,165,037	1.00%	(0.56%	)	1.00%	22.48%
Year Ended October 31, 2016	$45.67	(0.26)	0.43	0.17	–	(2.16)	(2.16)	$43.68	0.45%		$300,779,497	1.04%	(0.59%	)	1.04%	15.18%
Year Ended October 31, 2015	$43.19	(0.31)	5.33	5.02	–	(2.54)	(2.54)	$45.67	12.61%		$166,949,030	1.16%	(0.71%	)	1.16%	31.89%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

16

Notes to Financial Statements

October 31, 2019

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2019, the Trust operates forty-nine (49) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Nationwide Geneva Small Cap Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

The Fund currently offers Class A, Class C, Class R6 and Institutional Service Class shares. Effective October 3, 2019, the majority of Class C shares converted for shareholder accounts open for 10 years or longer and will continue to convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to the Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

17

Notes to Financial Statements (Continued)

October 31, 2019

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

18

Notes to Financial Statements (Continued)

October 31, 2019

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of October 31, 2019. Please refer to the Statement of Investments for additional information on portfolio holdings.

Small Cap Growth

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,019,385,205	$—	$—	$1,019,385,205
Repurchase Agreements	—	27,980,474	—	27,980,474
Short-Term Investment	2,707,593	—	—	2,707,593
Total	$1,022,092,798	$27,980,474	$—	$1,050,073,272

Amounts designated as “—” are zero or have been rounded to zero.

(b)	Securities Lending

During the year ended October 31, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from BBH equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also

19

Notes to Financial Statements (Continued)

October 31, 2019

receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of October 31, 2019, which were comprised of repurchase agreements purchased with cash were as follows:

Amounts of Liabilities Presented in the Statements of Assets and Liabilities
$30,688,067

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Investments Money Market Government Portfolio, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At October 31, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(c)	Joint Repurchase Agreement

During the year ended October 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities

20

Notes to Financial Statements (Continued)

October 31, 2019

and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, each Fund participates on a pro rata basis with other clients of BBH in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At October 31, 2019, the joint repos on a gross basis were as follows:

BNP Paribas Securities Corp., 1.70%, dated 10/31/2019, due 11/1/2019, repurchase price $94,204,448, collateralized by U.S. Treasury Note, 2.50%, maturing 2/28/2021; total market value $96,443,296.

Royal Bank of Canada, 1.68%, dated 10/31/2019, due 11/1/2019, repurchase price $46,502,170, collateralized by U.S. Treasury Note, 3.00%, maturing 9/30/2025; total market value $47,602,303.

At October 31, 2019, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
BNP Paribas Securities Corp.	$18,733,196	$—	$18,733,196	$(18,733,196)	$—
Royal Bank of Canada	9,247,278	—	9,247,278	(9,247,278)	—
Total	$27,980,474	$—	$27,980,474	$(27,980,474)	$—

Amounts designated as “—” are zero.

*

At October 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for each Fund’s undivided interest in the each joint repo and related collateral.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the

21

Notes to Financial Statements (Continued)

October 31, 2019

accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Fund’s Statement of Operations. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on the Fund’s Statement of Operations.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2019 are primarily attributable to net operating losses. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of October 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, or interest expense deferred. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended October 31, 2019 were as follows:

Capital	Total Distributable Earnings (Loss)
$(1,865,679)	$1,865,679

(f)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which they invest. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

22

Notes to Financial Statements (Continued)

October 31, 2019

(g)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Geneva Capital Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended October 31, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $250 million	0.84%
$250 million up to $500 million	0.79%
$500 million and more	0.74%

For the year ended October 31, 2019, the Fund’s effective advisory fee rate was 0.78%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.22% for each share class until February 29, 2020.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2019, the Fund had no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amounts were reimbursed to NFA pursuant to the Expense Limitation Agreement.

23

Notes to Financial Statements (Continued)

October 31, 2019

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust (“NVIT”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the year ended October 31, 2019, NFM earned $340,978 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2019, the Fund’s portion of such costs amounted to $4,975.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% for Class A shares and 1.00% for Class C shares of the Fund. For Class C Shares, 0.25% of the rate may be a service fee and 0.75% may be a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Fund in the continuous distribution of its shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Fund. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Fund. The Fund’s Class A sales charges range from 0.00% to 5.75% based on the amount of the purchase. During the year ended October 31, 2019, the Fund imposed front-end sales charges of $64,971. From these fees, NFD retained a portion amounting to $8,740.

24

Notes to Financial Statements (Continued)

October 31, 2019

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Class A and Class C CDSCs are 1.00%. During the year ended October 31, 2019, the Fund imposed CDSCs of $484. NFD retained all of the CDSCs imposed by the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, and Institutional Service Class shares of the Fund. For the year ended October 31, 2019, the effective rate for administrative services fees were 0.12%, 0.09%, and 0.13% for Class A, Class C, and Institutional Service Class shares, respectively, for a total amount of $1,063,819.

As of October 31, 2019, NFA or its affiliates directly held 0.25% of the shares outstanding of the Fund.

4.  Line of Credit and Interfund Lending

The Trust and NVIT (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended October 31, 2019, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Fund to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Fund as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended October 31, 2019, the Fund did not engage in interfund lending.

25

Notes to Financial Statements (Continued)

October 31, 2019

5.  Investment Transactions

For the year ended October 31, 2019, the Fund had purchases of $171,763,626 and sales of $185,708,968 (excluding short-term securities).

6.  Portfolio Investment Risks

Other

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Investments Money Market Government Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Government Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Government Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In March 2017, FASB issued ASU 2017-08, “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. The Funds will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of November 1, 2019. As a result of the adoption of ASU 2017-08, as of November 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

9.  Other

As of October 31, 2019, the Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Fund. The Fund had 2 accounts holding 31.76% of the total outstanding shares of the Fund.

10.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. During the year ended October 31, 2019, the Fund recaptured $28,438 of brokerage commissions.

26

Notes to Financial Statements (Continued)

October 31, 2019

11.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$—	$50,764,954	$50,764,954	$—	$50,764,954

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended October 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$—	$32,590,469	$32,590,469	$—	$32,590,469

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$—	$23,487,665	$23,487,665	$—	$(4,873,375)	$246,238,660	$264,852,950

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of October 31, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for the Fund was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$803,834,612	$270,451,261	$(24,212,601)	$246,238,660

The Fund may elect to have certain late year losses incurred after October 31 and within the taxable year deemed to arise on the first business day of the Fund’s next taxable year. For the year ended October 31, 2019, the Fund’s qualified late year losses amounted to $4,873,375.

12.  Subsequent Events

On December 4, 2019, in conjunction with the 15(c) Board meeting, certain of the Funds’ agreements were renewed. There were no significant changes to the terms of these agreements, outside of extending effective dates.

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

27

Report of Independent Registered Public Accounting Firm

October 31, 2019

To the Board of Trustees of Nationwide Mutual Funds and Shareholders of Nationwide Geneva Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Nationwide Geneva Small Cap Growth Fund (one of the funds constituting Nationwide Mutual Funds, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Mutual Funds, since 1997.

28

Supplemental Information

October 31, 2019 (Unaudited)

Other Federal Tax Information

The Fund designates $50,764,954, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

29

Management Information

October 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 50 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

30

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

31

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

32

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

33

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

34

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues, which includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Index with a remaining maturity of one to three years, including Treasurys, government-related issues and corporate securities.

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged index that measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury; a subset of the Global Inflation-Linked Index (Series-L).

ICE BofA Merrill Lynch Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

ICE BofA Merrill Lynch Global High Yield Index (USD Hedged): An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros. The index is hedged against the fluctuations of the constituent currencies versus the U.S. dollar.

ICE BofAML US High Yield Master II Index: An unmanaged index that tracks the performance of U.S. dollar-denominated below investment-grade corporate debt publicly issued in the U.S. domestic market.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality,

35

Market Index Definitions (cont.)

accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasurys, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the performance of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

Morningstar® Lifetime Moderate Income Index: An index representing a portfolio of global equities, bonds and traditional inflation hedges such as commodities and Treasury Inflation-Protected Securities. This portfolio is held in proportions appropriate for a U.S. investor who is at least ten years into retirement.

Morningstar® Target Risk Indexes: A series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

●	The Morningstar® Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar® Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar® Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar® Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar® Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its

36

Market Index Definitions (cont.)

portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Small Cap Index: An equity index capturing small-capitalization representation across developed markets countries around the world, excluding the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

37

Market Index Definitions (cont.)

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index: A market capitalization-weighted index based on the Russell 3000® Index. The Russell 3000 Growth Index includes companies that display signs of above-average growth. The index is used to provide a gauge of the performance of growth stocks in the United States.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P Biotechnology Select Industry Index: An unmanaged index designed to measure the performance of stocks in the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS®) biotechnology sub-industry.

S&P/Citigroup International Treasury Bond Ex-U.S. Index (Hedged): An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $2.4 billion to $8.2 billion).

S&P North American Technology Sector IndexTM: An unmanaged, modified, market capitalization-weighted index that measures the performance of the information technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

The S&P Target Date® Indexes: A series of 12 unmanaged, multi-asset class indexes consisting of the S&P Target Date Retirement Income Index plus 11 indexes that correspond to a specific target retirement date (ranging from 2010 through 2060+). The series reflects a subset of target date funds, each of which generally has an asset allocation mix and glide path featuring total equity exposure that continues to become more conservative after retirement. Each index in the series reflects varying levels of exposure to equities, bonds, and other asset classes.

38

Market Index Definitions (cont.)

The S&P Target Date® To Indexes: A series of 12 unmanaged, multi-asset class indexes consisting of the S&P Target Date To Retirement Income Index plus 11 indexes that correspond to a specific target retirement date (ranging from 2010 through 2060+). The series reflects a subset of target date funds, each of which generally has an asset allocation mix and glide path featuring relatively conservative total equity exposure near retirement and static total equity exposure after retirement. Each index in the series reflects varying levels of exposure to equities, bonds, and other asset classes and becomes more conservative with the approach of the target retirement date.

The S&P Total Market Index (S&P TMI): an unmanaged index designed to track the broad equity market, including large-, mid-, small-, and micro-cap stocks. The S&P 500® Index is a subset of the S&P TMI.

39

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established to issue securities and hold certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities the principal and earned interest.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Bottom-up investment approach: A method of investing that involves focusing on an individual company rather than on the industry in which a company operates or on the economy as a whole; it is the microeconomic analysis of a company or stock.

Convertible securities: Debt securities that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Equity securities: Securities that represent ownership interests in the issuers. Common stock is the most common type of equity security.

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as the ETFs are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent obligations by the issuers to pay specified rates of interest or dividends at specified times, and to pay the securities’ principal at maturity.

40

Glossary (cont.)

Futures: Contracts that obligate the buyers to buy and the sellers to sell specified quantities of underlying assets (or settle for the cash value of a contract based on underlying assets) at specified prices on each contract’s maturity date.

Growth style: Investing in equity securities of companies that the fund’s subadviser believes have above-average rates of earnings growth and which may experience above-average increases in stock price.

High-yield bonds (also known as junk bonds): Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates to help compensate for the fact that the issuers are at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Quantitative techniques: Mathematical and statistical methods used in the investment process to evaluate market conditions and to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s adviser to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in the fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Swap: An agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying asset.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

41

Glossary (cont.)

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States and may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a fund’s subadviser believes are undervalued, i.e., the securities are priced at less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall over time. A high level of volatility means that the fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the fund’s value is not expected to fluctuate significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

42

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfundprospectuses. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. © 2019

AR-SCG (12/19)

Annual Report

September 30, 2019

October 31, 2019

Nationwide Mutual Funds

International Funds

Nationwide AllianzGI International Growth Fund

IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by the Securities and Exchange Commission, Nationwide Mutual Funds will no longer mail paper copies of your Fund’s annual and semiannual reports, unless you specifically request paper copies of those reports. Instead, Nationwide Mutual Funds will post the reports on the Funds’ website, nationwide.com/mutualfundprospectuses, and will mail you a notice of availability each time a report is posted and provide you with the website link to access the reports.

If you already have elected to receive these reports electronically (known as eDelivery), you will not be affected by this change and you do not need to take any action. You may elect to receive reports and other fund documents via eDelivery by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling Shareholder Services at 800-848-0920.

You may elect to receive all future reports in paper via U.S. mail free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly in a Nationwide Mutual Fund, you can call Shareholder Services at 800-848-0920 to register your preference that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all Funds held in your account.

Nationwide Funds®

Commentary in this report is provided by the Fund’s portfolio manager as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Fund, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for the Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Message to Investors

Dear Investor,

Nationwide Funds is pleased to welcome you as an investor in the Nationwide AllianzGI International Growth Fund (the Fund). The Fund launched on June 3, 2019 after the Fund adopted the AllianzGI International Growth Fund on June 1, 2019. The Fund is subadvised by Allianz Global Investors LLC with the same experienced team of portfolio managers that was responsible for the day-to-day management of the AllianzGI International Growth Fund. The following commentary covers the period ending October 31, 2019.*

Economic Review

Equity markets reached all-time highs during the annual reporting period, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period and through the last two months of 2018, however, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 14.3% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 11.0% and the MSCI Emerging Markets® Index returning 11.9%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in nine of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth in the fourth calendar quarter of 2018 at 1.1%, followed by 3.1% in the first quarter of 2019, 2.0% in the second quarter and 1.9% in the third quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21% but has been negative in the first three quarters of 2019, driven by overseas weakness and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed is expected to pause for the remainder of the calendar year, with fading expectations for additional cuts in 2020 as the economy shows signs of rebounding. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 3.15% to 1.69% during the reporting period, and the 2-year Treasury yield dropping from 2.88% to 1.52%. The

1

Message to Investors (cont.)

yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.17% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

*	After the close of the September 30, 2019 fiscal year, the Fund changed its fiscal year end from September 30 to October 31.

Index	Annual Total Return (as of October 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	12.73%
Bloomberg Barclays Municipal Bond	9.42%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.89%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	20.14%
Bloomberg Barclays U.S. Aggregate Bond	11.51%
Bloomberg Barclays U.S. Corporate High Yield	8.38%
MSCI EAFE®	11.04%
MSCI Emerging Markets®	11.86%
MSCI World ex USA	11.27%
Russell 1000® Growth	17.10%
Russell 1000® Value	11.21%
Russell 2000®	3.22%
S&P 500®	14.33%

Source: Morningstar

Index Definitions

Index returns do not reflect any fees, expenses or sales charges. Investors cannot invest directly in an index.

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund (IMF).

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the US Aggregate Bond Index with maturities of 1-3 years, including fixed-rate Treasuries, government-related issues and corporate securities.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of US dollar-denominated, investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate

2

Message to Investors (cont.)

bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA: An unmanaged index that captures large- and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

A Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. The Fund is not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

3

Fund Commentary	Nationwide AllianzGI International Growth Fund

For the period ended September 30, 2019*, the Nationwide Fund AllianzGI International Growth Fund (Class R6) returned -0.60% versus 2.03% for its benchmark, the MSCI ACWI ex USA Growth.

For the period ended October 31, 2019, the Nationwide AllianzGI International Growth Fund (Class R6) returned 16.16% versus 16.66% for its benchmark, the MSCI ACWI ex USA Growth.

Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Market Review

The reporting period includes the challenging fourth quarter sell-off of late 2018 where stock performance was largely driven by sentiment-driven investors, with the Fund enjoying stronger relative performance year-to-date.

It was a volatile 12 months for international equities. Despite suffering a sizable correction in the final quarter of 2018 and two smaller set-backs in May and August of 2019, most markets advanced over the reporting period. The intensifying trade dispute between the United States and China continued to unsettle markets, with both sides raising tariffs on an ever-wider range of each other’s exports. Political risks also caused some concern, mainly due to heightened tensions in the Middle East and the ongoing uncertainty related to Brexit. However, this was frequently countered by an increasingly supportive stance from central banks.

Consequentially, this led to risk-on, risk-off behavior from investors, inflating some defensively labeled sectors and most recently leading to sharp corrections following third quarter 2018 earnings results. Higher yielding, defensive stocks in the Utilities and Real Estate sectors performed the best during the reporting period, while Energy stocks retreated sharply as oil prices fell.

Fund performance since June 2019 was restrained by uncertainty generated from trade war news flow, monetary policy decisions and Brexit to a lesser degree, which have continued to fuel more volatile, sentiment-driven markets. This is a challenging environment for the underlying strategy, as management maintains its long-term orientation and does not try to time markets. Instead, the Investment Team is focused on structural growth drivers, quality, and the underlying earnings growth and reinvestment opportunities for those companies, as we seek to find a more sustainable level of growth that compounds over time. Therefore, the current environment has been particularly difficult, since the Fund performs best in fundamentally driven markets.

Most recently in October 2019, markets saw modest gains again. This was fueled by optimism over an improvement in U.S./China trade relations, and the prospect of further interest rate cuts, leading also to a rotation from momentum to value despite the late-cycle environment. Management believes this rotation is unsustainable because macroeconomic indicators still trend down overall, and given the stage in the cycle. Of note in October, strong performance was driven by the third quarter earnings season, with positive results announced by many companies in which the Fund holds securities.

Performance Attribution

The Fund’s strategy is sector and country agnostic, although the performance attribution shows the overweight to Information Technology had been supported by particular strength in this sector, while the underweight to Health Care was unhelpful, because it was one of the better performing sectors during the reporting period. Stock selection within Financials was particularly strong, and weakest within Communication Services.

From a country perspective, the Fund’s underweight to Japan contributed most considering country allocation, while the Fund’s underweight to France was the biggest detractor from Fund performance during the reporting period. Canada proved to be the best hunting ground for stock picking, while selection within China was more challenged.

Fund holding Shopify, which enables online merchant sales, was the best active contributor to

4

Fund Commentary (cont.)	Nationwide AllianzGI International Growth Fund

Fund performance over the reporting period. Shopify is strengthening its growth profile via its new fulfillment network, international expansion and ancillary services that are becoming bigger growth drivers for Shopify than its subscription fees. ASML Holding was the second-largest contributor to Fund performance during the period, with the market appreciating the high-quality European firm’s defensive characteristics alongside its strong double-digit growth profile. ASML Holding has a monopoly-like position on its state-of-the-art extreme ultraviolet lithography technology (growing at 20% to 25%), which is essential in semiconductor production. Fund holding HDFC Bank, India’s second-largest private lender, continued to make use of its strong market position during the reporting period and is set to benefit from India’s corporate tax cuts.

Fund holding Ambu, pioneering the single-use endoscope market globally, was the top detractor from active Fund performance during the reporting period. This came about as a result of the surprise exit of the company’s CEO in May and subsequent adjustments to corporate strategy, which will see Ambu invest in more-profitable and faster direct distribution, including a tripling of its sales force. As long-term investors, we support this approach to consolidating the company’s first-mover advantage. During the reporting period, Fund holding Asos, a leader in online fashion internationally, was subject to downgrades, with both revenues and margins thought to decline on weak pricing, promotional activity, lack of product newness and adverse weather. The new CFO joined in May and has launched positive initiatives to date. Baidu, China’s dominant search engine, faced headwinds in terms of local macroeconomic conditions and slowing advertising sales; the stock was sold in August 2019.

The Fund does not hold derivatives.

Subadviser:

Allianz Global Investors U.S. LLC

Portfolio Managers:

Robert Hofmann, CFA and Tobias Kohls, CFA, FRM

*After	the close of the September 30, 2019, fiscal year, the Fund changed its fiscal year end from September 30 to October 31.

The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies generally involve greater risk because: i) they are usually less stable in price and less liquid than larger, more-established companies; ii) they are more vulnerable than larger companies to adverse business and economic developments; and iii) they may have more-limited resources. The Fund may invest in initial public offerings (IPOs), which often are subject to greater and more-unpredictable price changes than more-established stocks. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may concentrate investments in specific countries or sectors, subjecting it to greater volatility than that of other mutual funds. Some of the Fund’s investments may subject the Fund to liquidity risk, making it more volatile than other mutual funds. Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Index returns do not reflect any fees, expenses or sales charges. Investors cannot invest directly in an index.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

5

Fund Overview	Nationwide AllianzGI International Growth Fund

September 30, 2019

Asset Allocation1

Common Stocks	99.7%
Repurchase Agreements	4.1%
Short-Term Investment	0.3%
Liabilities in excess of other assets	(4.1)%
100.0%

Top Industries2

IT Services	12.8%
Software	9.0%
Semiconductors & Semiconductor Equipment	7.5%
Internet & Direct Marketing Retail	7.0%
Interactive Media & Services	5.8%
Banks	5.0%
Health Care Equipment & Supplies	4.5%
Road & Rail	3.9%
Diversified Financial Services	3.8%
Insurance	3.8%
Other Industries#	36.9%
100.0%

Top Holdings2

Alibaba Group Holding Ltd., ADR	5.3%
Tencent Holdings Ltd.	4.7%
ASML Holding NV	4.5%
HDFC Bank Ltd., ADR	4.1%
Ambu A/S, Class B	4.0%
AIA Group Ltd.	3.8%
StoneCo Ltd., Class A	3.6%
Wix.com Ltd.	3.5%
SAP SE	3.0%
Infineon Technologies AG	3.0%
Other Holdings#	60.5%
100.0%

Top Countries2

Germany	12.1%
China	11.8%
Denmark	11.2%
Canada	10.1%
Sweden	7.1%
Brazil	4.5%
Netherlands	4.5%
Switzerland	4.5%
United Kingdom	4.3%
India	4.1%
Other Countries#	25.8%
100.0%

#	For purposes of listing top industries, top countries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of September 30, 2019.

[2]	Percentages indicated are based upon total investments as of September 30, 2019.

6

Fund Overview	Nationwide AllianzGI International Growth Fund

October 31, 2019

Asset Allocation1

Common Stocks	98.2%
Repurchase Agreements	5.0%
Short-Term Investment	0.5%
Liabilities in excess of other assets	(3.7)%
100.0%

Top Industries2

IT Services	11.2%
Software	9.0%
Semiconductors & Semiconductor Equipment	7.7%
Internet & Direct Marketing Retail	7.4%
Interactive Media & Services	5.4%
Banks	5.2%
Health Care Equipment & Supplies	4.2%
Diversified Financial Services	4.1%
Air Freight & Logistics	4.0%
Insurance	3.8%
Other Industries#	38.0%
100.0%

Top Holdings2

Alibaba Group Holding Ltd., ADR	5.3%
ASML Holding NV	4.4%
HDFC Bank Ltd., ADR	4.3%
Tencent Holdings Ltd.	4.2%
Wix.com Ltd.	3.9%
AIA Group Ltd.	3.8%
StoneCo Ltd., Class A	3.6%
Ambu A/S, Class B	3.6%
SAP SE	3.2%
Infineon Technologies AG	3.2%
Other Holdings#	60.5%
100.0%

Top Countries2

China	12.6%
Germany	10.9%
Denmark	10.9%
Canada	9.3%
Sweden	7.4%
Switzerland	4.6%
Netherlands	4.4%
India	4.3%
United Kingdom	4.1%
Brazil	4.0%
Other Countries#	27.5%
100.0%

#	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

7

Fund Performance	Nationwide AllianzGI International Growth Fund

Average Annual Total Return

(For Periods Ended September 30, 2019)

		1 Yr.	3 Yr.	Inception
Class A1	w/o SC2	(0.88)%	7.61%	7.04%	[3]
	w/SC4	(6.32)%	5.61%	5.76%	[3]
Class R6[1,5,6]		(0.60)%	7.88%	7.32%	[3]
Eagle Class[5]		N/A	N/A	3.88%	[7]*
Institutional Service Class[5]		N/A	N/A	3.82%	[7]*
MSCI ACWI® ex US Growth		(1.23)%	6.33%	4.01%	[3]

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

*	Not annualized.

[1]	Total returns prior to the Fund’s adoption of the AllianzGI International Growth Fund (predecessor fund) on June 1, 2019 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Since inception date of February 2, 2015.

[4]	For the period from June 1, 2019 through September 30, 2019, a 5.75% front-end sales charge was deducted. Prior to June 1, 2019, a front-end sales charge of 5.50% was deducted.

[5]	Not subject to any SCs.

[6]	Effective June 1, 2019, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of June 3, 2019.

[8]	The fiscal year end for the Fund has changed from September 30, 2019 to October 31, 2019.

[9]	For the period from June 1, 2019 through October 31, 2019, a 5.75% front-end sales charge was deducted. Prior to June 1, 2019, a front-end sales charge of 5.50% was deducted.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.94%	1.05%
Class R6[1]	1.61%	0.72%
Eagle Class	1.71%	0.82%
Institutional Service Class	1.86%	0.97%

^

Current effective prospectus dated February 26, 2019 (as revised June 3, 2019). The difference between gross and net operating expenses reflects contractual waivers in place through June 30, 2022. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective June 1, 2019, Institutional Class Shares were renamed Class R6 Shares.

Average Annual Total Return

(For Periods Ended October 31, 20198)

		1 Yr.	3 Yr.	Inception
Class A1	w/o SC2	15.86%	11.20%	7.98%	[3]
	w/SC9	9.52%	9.11%	6.70%	[3]
Class R6[1,5,6]		16.16%	11.50%	8.27%	[3]
Eagle Class[5]		N/A	N/A	8.16%	[7]*
Institutional Service Class[5]		N/A	N/A	7.99%	[7]*
MSCI ACWI® ex US Growth		11.27%	8.07%	4.69%	[3]

8

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Fund Performance (cont.)	Nationwide AllianzGI International Growth Fund

September 30, 2019

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide AllianzGI International Growth Fund from inception through 9/30/19 versus the MSCI ACWI® ex US Growth for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

10

Fund Performance (cont.)	Nationwide AllianzGI International Growth Fund

October 31, 2019

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide AllianzGI International Growth Fund from inception through 10/31/19 versus the MSCI ACWI® ex US Growth for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

11

Shareholder Expense Example	Nationwide AllianzGI International Growth Fund

September 30, 2019

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (April 1, 2019) and continued to hold your shares at the end of the reporting period (September 30, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from April 1, 2019 through September 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from April 1, 2019 through September 30, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide AllianzGI International Growth Fund September 30, 2019			Beginning Account Value ($) 4/1/19	Ending Account Value ($) 9/30/19	Expenses Paid During Period ($) 4/1/19 - 9/30/19	Expense Ratio During Period (%) 4/1/19 - 9/30/19
Class A Shares	Actual	(a)	1,000.00	1,000.00	5.26	1.05
	Hypothetical(a)(b)		1,000.00	1,019.80	5.32	1.05
Class R6 Shares(c)	Actual	(a)	1,000.00	1,001.20	3.91	0.78
	Hypothetical(a)(b)		1,000.00	1,021.16	3.95	0.78
Eagle Class Shares	Actual	(d)	1,000.00	1,038.80	2.86	0.86
	Hypothetical(b)(e)		1,000.00	1,020.76	4.36	0.86
Institutional Service Class Shares	Actual	(d)	1,000.00	1,038.20	3.22	0.97
	Hypothetical(b)(e)		1,000.00	1,020.21	4.91	0.97

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from April 1, 2019 through September 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective June 1, 2019, Institutional Class Shares were renamed Class R6 Shares.

(d)

Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from June 4, 2019 through September 30, 2019 to reflect the period from commencement of operations.

(e)

Hypothetical expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from April 1, 2019 through September 30, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

12

Shareholder Expense Example	Nationwide AllianzGI International Growth Fund

October 31, 2019

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (October 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from October 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from October 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide AllianzGI International Growth Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19	Expense Ratio During Period (%) 5/1/19 - 10/31/19
Class A Shares	Actual	(a)	1,000.00	1,047.60	0.91	1.05
	Hypothetical	(b)(c)	1,000.00	1,019.91	5.35	1.05
Class R6 Shares	Actual	(a)	1,000.00	1,048.20	0.63	0.72
	Hypothetical	(b)(c)	1,000.00	1,021.58	3.67	0.72
Eagle Class Shares	Actual	(a)	1,000.00	1,048.10	0.75	0.86
	Hypothetical	(b)(c)	1,000.00	1,020.87	4.38	0.86
Institutional Service Class Shares	Actual	(a)	1,000.00	1,048.10	0.83	0.95
	Hypothetical	(b)(c)	1,000.00	1,020.42	4.84	0.95

(a)

Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from October 1, 2019 through October 31, 2019 multiplied to reflect the period from change in fiscal year end.

(b)	Represents the hypothetical 5% return before expenses.

(c)

Hypothetical expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

13

Statement of Investments

September 30, 2019

Nationwide AllianzGI International Growth Fund

Common Stocks 99.7%

	Shares	Value

AUSTRALIA 2.2%
Biotechnology 1.0%
CSL Ltd.	380	$60,047

Hotels, Restaurants & Leisure 1.2%
Domino’s Pizza Enterprises Ltd.	2,417	75,764

		135,811

BRAZIL 4.7%
Food & Staples Retailing 0.6%
Raia Drogasil SA*	1,492	34,404

IT Services 3.7%
StoneCo Ltd., Class A*	6,692	232,748

Multiline Retail 0.4%
Lojas Renner SA*	2,291	27,829

		294,981

CANADA 10.5%
Food & Staples Retailing 2.8%
Alimentation Couche-Tard, Inc., Class B	5,630	172,532

Hotels, Restaurants & Leisure 1.8%
Restaurant Brands International, Inc.	1,594	113,337

IT Services 2.0%
Shopify, Inc., Class A*	390	121,547

Road & Rail 1.2%
Canadian National Railway Co.	866	77,759

Software 2.7%
Constellation Software, Inc.	169	168,783

		653,958

CHINA 12.3%
Diversified Consumer Services 0.8%
TAL Education Group, ADR*	1,368	46,840

Interactive Media & Services 6.0%
Tencent Holdings Ltd.	7,095	301,110
Weibo Corp., ADR*	1,765	78,984

		380,094

Internet & Direct Marketing Retail 5.5%
Alibaba Group Holding Ltd., ADR*	2,035	340,313

		767,247

DENMARK 11.6%
Health Care Equipment & Supplies 4.6%
Ambu A/S, Class B (a)	15,639	259,106
Coloplast A/S, Class B	283	34,117

		293,223

Pharmaceuticals 1.6%
Novo Nordisk A/S, Class B	1,882	97,177

Road & Rail 2.8%
DSV A/S	1,836	174,884

Software 2.6%
Netcompany Group A/S Reg. S* (b)	3,981	158,853

		724,137

GERMANY 12.7%
Diversified Financial Services 1.6%
GRENKE AG	1,196	98,576

Common Stocks (continued)

	Shares	Value

GERMANY (continued)
Internet & Direct Marketing Retail 0.9%
Zalando SE Reg. S* (b)	1,246	$56,867

IT Services 3.9%
Bechtle AG	977	99,412
Wirecard AG	890	142,235

		241,647

Semiconductors & Semiconductor Equipment 3.1%
Infineon Technologies AG	10,731	192,901

Software 3.2%
SAP SE	1,678	197,273

		787,264

HONG KONG 3.9%
Insurance 3.9%
AIA Group Ltd.	26,157	245,435

INDIA 4.3%
Banks 4.3%
HDFC Bank Ltd., ADR	4,708	268,591

INDONESIA 1.8%
Banks 0.9%
Bank Central Asia Tbk. PT	27,604	59,044

Specialty Retail 0.9%
Ace Hardware Indonesia Tbk. PT	443,908	55,359

		114,403

IRELAND 2.6%
Airlines 1.1%
Ryanair Holdings plc, ADR*	1,004	66,646

Building Products 1.5%
Kingspan Group plc	1,929	94,566

		161,212

ISRAEL 3.7%
IT Services 3.7%
Wix.com Ltd.*	1,955	228,227

JAPAN 3.8%
Electronic Equipment, Instruments & Components 2.4%
Keyence Corp.	243	151,398

Trading Companies & Distributors 1.4%
MonotaRO Co. Ltd.	3,195	84,204

		235,602

NETHERLANDS 4.7%
Semiconductors & Semiconductor Equipment 4.7%
ASML Holding NV	1,169	290,148

NEW ZEALAND 1.5%
Air Freight & Logistics 1.5%
Mainfreight Ltd.	3,671	91,617

PHILIPPINES 0.5%
Hotels, Restaurants & Leisure 0.5%
Jollibee Foods Corp.	7,319	31,362

14

Statement of Investments (Continued)

September 30, 2019

Nationwide AllianzGI International Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

SOUTH AFRICA 2.4%
Diversified Financial Services 2.4%
PSG Group Ltd.	10,580	$147,581

SWEDEN 7.4%
Building Products 0.8%
Assa Abloy AB, Class B	2,360	52,573

Chemicals 1.4%
Hexpol AB	11,155	85,669

Electronic Equipment, Instruments & Components 1.2%
Hexagon AB, Class B	1,506	72,770

Machinery 2.3%
Atlas Copco AB, Class A	3,143	96,760
Trelleborg AB, Class B	3,181	44,612

		141,372

Trading Companies & Distributors 1.7%
AddTech AB, Class B	4,042	105,160

		457,544

SWITZERLAND 4.6%
Capital Markets 1.6%
Partners Group Holding AG	130	99,722

Chemicals 1.2%
Sika AG (Registered)	521	76,258

Machinery 0.9%
VAT Group AG Reg. S* (b)	453	57,202

Software 0.9%
Temenos AG (Registered)*	335	56,139

		289,321

UNITED KINGDOM 4.5%
Industrial Conglomerates 2.1%
DCC plc	1,510	131,700

Internet & Direct Marketing Retail 1.0%
ASOS plc*	2,008	61,106

Personal Products 1.4%
Unilever plc	1,421	85,442

		278,248

Total Common Stocks (cost $4,628,968)		6,202,689

Short-Term Investment 0.3%
Money Market Fund 0.3%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 1.90%, (c)(d)	16,419	16,419

Total Short-Term Investment (cost $16,419)		16,419

Repurchase Agreements 4.1%

	Principal Amount	Value

BNP Paribas Securities Corp., 2.35%, dated 9/30/2019, due 10/1/2019, repurchase price $187,014, collateralized by U.S. Treasury Notes, 2.25% - 2.88%, maturing 11/15/2025 - 5/15/2028; total market value $191,269. (d)(e)	$187,002	$187,002
Royal Bank of Canada, 2.25%, dated 9/30/2019, due 10/1/2019, repurchase price $69,066, collateralized by U.S. Treasury Note, 1.63%, maturing 2/15/2026; total market value $70,778. (d)(e)	69,062	69,062

Total Repurchase Agreements (cost $256,064)		256,064

Total Investments (cost $4,901,451) — 104.1%		6,475,172

Liabilities in excess of other assets — (4.1)%		(252,953)

NET ASSETS — 100.0%		$6,222,219

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at September 30, 2019. The total value of securities on loan at September 30, 2019 was $256,505, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $16,419 and $256,064, respectively, a total value of $272,483.

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at September 30, 2019 was $272,922 which represents 4.39% of net assets.

(c)	Represents 7-day effective yield as of September 30, 2019.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of September 30, 2019 was $272,483.

(e)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

The accompanying notes are an integral part of these financial statements.

15

Statement of Investments

October 31, 2019

Nationwide AllianzGI International Growth Fund

Common Stocks 98.2%

	Shares	Value

AUSTRALIA 2.4%
Biotechnology 1.0%
CSL Ltd.	13,084	$2,302,928

Hotels, Restaurants & Leisure 1.4%
Domino’s Pizza Enterprises Ltd.	92,418	3,243,026

		5,545,954

BRAZIL 4.2%
IT Services 3.8%
StoneCo Ltd., Class A*	235,359	8,658,858

Multiline Retail 0.4%
Lojas Renner SA	72,431	916,562

		9,575,420

CANADA 9.6%
Food & Staples Retailing 2.7%
Alimentation Couche-Tard, Inc., Class B	202,694	6,078,818

Hotels, Restaurants & Leisure 1.6%
Restaurant Brands International, Inc.	57,388	3,754,555

IT Services 1.7%
Shopify, Inc., Class A*	12,624	3,958,508

Road & Rail 1.2%
Canadian National Railway Co.	31,178	2,788,527

Software 2.4%
Constellation Software, Inc.	5,612	5,542,676

		22,123,084

CHINA 13.1%
Diversified Consumer Services 0.9%
TAL Education Group, ADR*	47,797	2,046,190

Entertainment 1.0%
Tencent Music Entertainment Group, ADR*	163,217	2,258,923

Interactive Media & Services 5.7%
Tencent Holdings Ltd.	243,522	9,930,244
Weibo Corp., ADR*	63,544	3,125,729

		13,055,973

Internet & Direct Marketing Retail 5.5%
Alibaba Group Holding Ltd., ADR*	71,566	12,643,565

		30,004,651

DENMARK 11.3%
Air Freight & Logistics 2.7%
DSV PANALPINA A/S	64,596	6,267,654

Health Care Equipment & Supplies 4.3%
Ambu A/S, Class B	546,166	8,602,280
Coloplast A/S, Class B	10,188	1,227,602

		9,829,882

Pharmaceuticals 1.4%
Novo Nordisk A/S, Class B	57,674	3,175,428

Software 2.9%
Netcompany Group A/S Reg. S* (b)	156,758	6,690,363

		25,963,327

Common Stocks (continued)

	Shares	Value

GERMANY 11.3%
Diversified Financial Services 1.8%
GRENKE AG (a)	43,058	$4,074,843

Internet & Direct Marketing Retail 0.8%
Zalando SE Reg. S* (b)	44,858	1,943,087

IT Services 2.0%
Bechtle AG	35,174	3,810,774
Wirecard AG	7,021	892,429

		4,703,203

Semiconductors & Semiconductor Equipment 3.3%
Infineon Technologies AG	386,343	7,534,912

Software 3.4%
SAP SE	58,384	7,733,569

		25,989,614

HONG KONG 3.9%
Insurance 3.9%
AIA Group Ltd.	907,604	9,005,661

INDIA 4.5%
Banks 4.5%
HDFC Bank Ltd., ADR	169,726	10,368,561

INDONESIA 1.7%
Banks 0.9%
Bank Central Asia Tbk. PT	974,368	2,178,546

Specialty Retail 0.8%
Ace Hardware Indonesia Tbk. PT	14,940,568	1,797,270

		3,975,816

IRELAND 2.7%
Airlines 1.2%
Ryanair Holdings plc, ADR*	36,146	2,697,937

Building Products 1.5%
Kingspan Group plc	69,448	3,603,100

		6,301,037

ISRAEL 4.1%
IT Services 4.1%
Wix.com Ltd.*	76,810	9,376,197

JAPAN 3.7%
Electronic Equipment, Instruments & Components 2.3%
Keyence Corp.	8,328	5,258,361

Trading Companies & Distributors 1.4%
MonotaRO Co. Ltd.	109,185	3,302,790

		8,561,151

NETHERLANDS 4.6%
Semiconductors & Semiconductor Equipment 4.6%
ASML Holding NV	40,536	10,634,587

NEW ZEALAND 1.4%
Air Freight & Logistics 1.4%
Mainfreight Ltd.	128,174	3,297,355

PHILIPPINES 0.5%
Hotels, Restaurants & Leisure 0.5%
Jollibee Foods Corp.	258,346	1,179,842

16

Statement of Investments (Continued)

October 31, 2019

Nationwide AllianzGI International Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

SOUTH AFRICA 2.5%
Diversified Financial Services 2.5%
PSG Group Ltd.	365,675	$5,717,107

SWEDEN 7.7%
Building Products 0.9%
Assa Abloy AB, Class B	84,965	2,015,773

Chemicals 1.6%
Hexpol AB	420,071	3,742,775

Electronic Equipment, Instruments & Components 1.2%
Hexagon AB, Class B	54,219	2,769,107

Machinery 2.4%
Atlas Copco AB, Class A	106,140	3,751,751
Trelleborg AB, Class B	114,524	1,850,419

		5,602,170

Trading Companies & Distributors 1.6%
AddTech AB, Class B	132,189	3,676,753

		17,806,578

SWITZERLAND 4.8%
Capital Markets 1.6%
Partners Group Holding AG	4,521	3,532,454

Chemicals 1.4%
Sika AG (Registered)	18,106	3,113,438

Machinery 1.0%
VAT Group AG Reg. S* (b)	16,309	2,392,665

Software 0.8%
Temenos AG (Registered)*	13,642	1,948,030

		10,986,587

UNITED KINGDOM 4.2%
Industrial Conglomerates 2.1%
DCC plc	53,407	5,007,076

Internet & Direct Marketing Retail 1.4%
ASOS plc*	69,103	3,168,976

Personal Products 0.7%
Unilever plc	26,665	1,599,927

		9,775,979

Total Common Stocks (cost $220,774,359)		226,188,508

Short-Term Investment 0.5%
Money Market Fund 0.5%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 1.76% (c)(d)	1,103,871	1,103,871

Total Short-Term Investment (cost $1,103,871)		1,103,871

Repurchase Agreements 5.0%

	Principal Amount	Value

BNP Paribas Securities Corp., 1.70%, dated 10/31/2019, due 11/1/2019, repurchase price $7,637,786, collateralized by U.S. Treasury Note, 2.50%, maturing 2/28/2021; total market value $7,819,305. (d)(e)	$7,637,426	$7,637,426
Royal Bank of Canada, 1.68%, dated 10/31/2019, due 11/1/2019, repurchase price $3,770,243, collateralized by U.S. Treasury Note, 3.00%, maturing 9/30/2025; total market value $3,859,438. (d)(e)	3,770,067	3,770,067

Total Repurchase Agreements (cost $11,407,493)		11,407,493

Total Investments (cost $233,285,723) — 103.7%		238,699,872

Liabilities in excess of other assets — (3.7)%		(8,439,296)

NET ASSETS — 100.0%		$230,260,576

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $3,917,936, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $1,103,871 and $11,407,493, respectively, a total value of $12,511,364.

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at October 31, 2019 was $11,026,115 which represents 4.79% of net assets.

(c)	Represents 7-day effective yield as of October 31, 2019.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2019 was $12,511,364.

(e)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

The accompanying notes are an integral part of these financial statements.

17

Statement of Assets and Liabilities

	Nationwide AllianzGI International Growth Fund

	October 31, 2019	September 30, 2019
Assets:
Investment securities, at value* (cost $221,878,230 and $4,645,387, respectively)	$227,292,379	$6,219,108
Repurchase agreements, at value (cost $11,407,493 and $256,064, respectively)	11,407,493	256,064
Cash	8,500,581	20,993
Foreign currencies, at value (cost $96 and $357, respectively)	96	357
Dividends receivable	13,378	2,707
Securities lending income receivable	3,026	–
Receivable for investments sold	3,425,224	–
Receivable for capital shares issued	104,586	–
Reclaims receivable	28,471	27,967
Reimbursement from investment adviser (Note 3)	8,281	10,537
Prepaid expenses	42,740	48,623

Total Assets	250,826,255	6,586,356

Liabilities:
Payable for investments purchased	7,940,850	–
Payable for capital shares redeemed	–	10
Payable upon return of securities loaned (Note 2)	12,511,364	272,483
Accrued expenses and other payables:
Investment advisory fees	61,609	3,644
Fund administration fees	15,135	6,966
Distribution fees	128	126
Administrative servicing fees	21,239	53
Accounting and transfer agent fees	2,653	2,731
Trustee fees	325	325
Custodian fees	3,151	36,416
Professional fees	3,901	36,247
Printing fees	4,999	4,988
Other	325	148

Total Liabilities	20,565,679	364,137

Net Assets	$230,260,576	$6,222,219

Represented by:
Capital	$224,862,580	$4,705,200
Total distributable earnings (loss)	5,397,996	1,517,019

Net Assets	$230,260,576	$6,222,219

18

Statement of Assets and Liabilities (Continued)

	Nationwide AllianzGI International Growth Fund

	October 31, 2019	September 30, 2019

Net Assets:
Class A Shares	$621,828	$593,320
Class R6 Shares	436,837	5,618,720
Eagle Class Shares	5,336	5,091
Institutional Service Class Shares	229,196,575	5,088

Total	$230,260,576	$6,222,219

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	34,463	34,465
Class R6 Shares	23,608	318,349
Eagle Class Shares	288	288
Institutional Service Class Shares	12,376,300	288

Total	12,434,659	353,390

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$18.04	$17.22
Class R6 Shares	$18.50	$17.65
Eagle Class Shares	$18.53	$17.68
Institutional Service Class Shares	$18.52	$17.67
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$19.14	$18.27

Maximum Sales Charge:
Class A Shares	5.75%	5.75%

*	Includes value of securities on loan of $3,917,936 and $256,505, respectively (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

19

Statement of Operations

	Nationwide AllianzGI International Growth Fund

	Period Ended October 31, 2019 (a)	Year Ended September 30, 2019
INVESTMENT INCOME:
Dividend income	$45,871	$246,066
Income from securities lending (Note 2)	3,697	149
Interest income	74	3,194
Foreign tax withholding	(5,099)	(28,800)

Total Income	44,543	220,609

EXPENSES:
Investment advisory fees	61,609	133,021
Fund administration fees	8,287	7,315
Distribution fees Class A	128	1,865
Administrative servicing fees Class A	41	170
Administrative servicing fees Eagle Class	–	1
Administrative servicing fees Institutional Service Class	21,175	5
Registration and filing fees	5,883	60,803
Professional fees	4	63,718
Printing fees	11	9,632
Trustee fees	–	2,121
Custodian fees	–	19,628
Accounting and transfer agent fees	74	5,312
Compliance program costs (Note 3)	7	7
Other	210	9,805

Total expenses before expenses reimbursed	97,429	313,403

Expenses reimbursed by adviser (Note 3)	(8,281)	(160,539)

Net Expenses	89,148	152,864

NET INVESTMENT INCOME (LOSS)	(44,605)	67,745

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	44,361	(105,511)†
Redemptions in-kind (Note 3)	–	1,964,565
Foreign currency transactions (Note 2)	(151,761)	(15,490)

Net realized gains (losses)	(107,400)	1,843,564

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	3,840,428	(2,280,472)††
Translation of assets and liabilities denominated in foreign currencies	(2,806)	(560)

Net change in unrealized appreciation/depreciation	3,837,622	(2,281,032)

Net realized/unrealized gains (losses)	3,730,222	(437,468)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,685,617	$(369,723)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from October 1, 2019 through October 31, 2019.
†	Net of capital gain country taxes of $8,603.
††	Net of decrease in deferred capital gain country tax accrual on unrealized appreciation of $2,725.

The accompanying notes are an integral part of these financial statements.

20

Statements of Changes in Net Assets

	Nationwide AllianzGI International Growth Fund

	Period Ended October 31, 2019 (a)	Year Ended September 30, 2019		Year Ended September 30, 2018
Operations:
Net investment income (loss)	$(44,605)	$67,745		$74,437
Net realized gains (losses)	(107,400)	1,843,564		608,356
Net change in unrealized appreciation/depreciation	3,837,622	(2,281,032)		55,677

Change in net assets resulting from operations	3,685,617	(369,723)		738,470

Distributions to Shareholders From:
Distributable earnings:
Class A	–	(17,226)		(24,200)
Class R6 (b)	–	(670,187)		(2,304,442)
Eagle Class	–	–	(c)	–
Institutional Service Class	–	–	(c)	–

Change in net assets from shareholder distributions	–	(687,413)		(2,328,642)

Change in net assets from capital transactions	220,352,740	(21,330,682)		11,545,769

Change in net assets	224,038,357	(22,387,818)		9,955,597

Net Assets:
Beginning of period	6,222,219	28,610,037		18,654,440

End of period	$230,260,576	$6,222,219		$28,610,037

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$115	$262,665		$1,293,246
Dividends reinvested	–	17,196		24,200
Cost of shares redeemed	(150)	(802,938)		(170,014)

Total Class A Shares	(35)	(523,077)		1,147,432

Class R6 Shares (b)
Proceeds from shares issued	–	7,020,600		9,437,985
Dividends reinvested	–	670,187		2,304,442
Cost of shares redeemed	(5,368,247)	(28,508,192	)(d)	(1,344,090)

Total Class R6 Shares	(5,368,247)	(20,817,405)		10,398,337

Eagle Class Shares
Proceeds from shares issued	–	4,900	(c)	–
Dividends reinvested	–	–	(c)	–
Cost of shares redeemed	–	–	(c)	–

Total Eagle Class Shares	–	4,900	(c)	–

Institutional Service Class Shares
Proceeds from shares issued	226,602,889	4,900	(c)	–
Dividends reinvested	–	–	(c)	–
Cost of shares redeemed	(881,867)	–	(c)	–

Total Institutional Service Class Shares	225,721,022	4,900	(c)	–

Change in net assets from capital transactions	$220,352,740	$(21,330,682)		$11,545,769

21

Statements of Changes in Net Assets (Continued)

	Nationwide AllianzGI International Growth Fund

	Period Ended October 31, 2019 (a)	Year Ended September 30, 2019		Year Ended September 30, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	6	16,033		70,377
Reinvested	–	1,171		1,355
Redeemed	(8)	(48,796)		(9,345)

Total Class A Shares	(2)	(31,592)		62,387

Class R6 Shares (b)
Issued	–	409,852		502,575
Reinvested	–	44,440		126,340
Redeemed	(294,741)	(1,632,773	)(d)	(66,082)

Total Class R6 Shares	(294,741)	(1,178,481)		562,833

Eagle Class Shares
Issued	–	288	(c)	–
Reinvested	–	–	(c)	–
Redeemed	–	–	(c)	–

Total Eagle Class Shares	–	288	(c)	–

Institutional Service Class Shares
Issued	12,424,034	288	(c)	–
Reinvested	–	–	(c)	–
Redeemed	(48,022)	–	(c)	–

Total Institutional Service Class Shares	12,376,012	288	(c)	–

Total change in shares	12,081,269	(1,209,497)		625,220

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from October 1, 2019 through October 31, 2019.
(b)	Effective June 1, 2019, Institutional Class Shares were renamed Class R6 Shares.
(c)	For the period from June 4, 2019 (commencement of operations) through September 30, 2019.
(d)	Amount includes in-kind redemptions. (See Note 3)

The accompanying notes are an integral part of these financial statements.

22

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide AllianzGI International Growth Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Period Ended October 31, 2019 (g)(h)	$17.22	(0.01)	0.83	0.82	–	–	–	$18.04	4.76%	(i)	$621,828	1.05%	(0.67%	)	2.26%	4.81%
Year Ended September 30, 2019	$17.91	–	(0.23)	(0.23)	(0.06)	(0.40)	(0.46)	$17.22	(0.88%	)	$593,320	1.05%	0.02%		2.36%	44.46%	(j)
Year Ended September 30, 2018	$19.73	0.02	0.82	0.84	(0.31)	(2.35)	(2.66)	$17.91	4.32%		$1,182,948	1.05%	0.10%		1.89%	17.00%
Year Ended September 30, 2017	$16.37	0.04	3.32	3.36	–	–	–	$19.73	20.53%		$72,396	1.12%	0.23%		1.82%	18.00%
Year Ended September 30, 2016	$14.13	0.09	2.29	2.38	(0.14)	–	(0.14)	$16.37	16.97%		$50,750	1.20%	0.60%		6.68%	20.00%
Period Ended September 30, 2015 (k)(l)	$15.00	0.11	(0.98)	(0.87)	–	–	–	$14.13	(5.80%	)	$10,335	1.20%	1.12%		8.22%	3.00%

Class R6 Shares (m)
Period Ended October 31, 2019 (g)(h)	$17.65	(0.01)	0.86	0.85	–	–	–	$18.50	4.82%	(i)	$436,837	0.72%	(0.42%	)	2.93%	4.81%
Year Ended September 30, 2019	$18.32	0.06	(0.24)	(0.18)	(0.09)	(0.40)	(0.49)	$17.65	(0.60%	)	$5,618,720	0.79%	0.37%		1.62%	44.46%	(j)
Year Ended September 30, 2018	$19.90	0.07	0.82	0.89	(0.12)	(2.35)	(2.47)	$18.32	4.54%		$27,427,089	0.80%	0.37%		1.61%	17.00%
Year Ended September 30, 2017	$16.49	0.08	3.35	3.43	(0.02)	–	(0.02)	$19.90	20.82%		$18,582,044	0.87%	0.49%		1.49%	18.00%
Year Ended September 30, 2016	$14.15	0.11	2.33	2.44	(0.10)	–	(0.10)	$16.49	17.34%		$28,386,167	0.95%	0.75%		5.77%	20.00%
Period Ended September 30, 2015 (k)(l)	$15.00	0.14	(0.99)	(0.85)	–	–	–	$14.15	(5.67%	)	$2,874,322	0.95%	1.38%		7.99%	3.00%

Eagle Class Shares
Period Ended October 31, 2019 (g)(h)	$17.68	(0.01)	0.86	0.85	–	–	–	$18.53	4.81%	(i)	$5,336	0.86%	(0.49%	)	2.06%	4.81%
Period Ended September 30, 2019 (n)	$17.02	(0.01)	0.67	0.66	–	–	–	$17.68	3.88%		$5,091	0.86%	(0.18%	)	2.75%	44.46%	(j)

Institutional Service Class Shares
Period Ended October 31, 2019 (g)(h)	$17.67	(0.01)	0.86	0.85	–	–	–	$18.52	4.81%		$229,196,575	0.95%	(0.47%	)	0.97%	4.81%
Period Ended September 30, 2019 (n)	$17.02	(0.02)	0.67	0.65	–	–	–	$17.67	3.82%		$5,088	0.97%	(0.29%	)	2.86%	44.46%	(j)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from October 1, 2019 through October 31, 2019.
(h)	Fiscal year end changed from September 30th to October 31st.
(i)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(j)	Portfolio turnover excludes securities received or delivered in-kind.
(k)	For the period from February 2, 2015 (commencement of operations) through September 30, 2015. Total return is calculated based on inception date of February 2, 2015 through September 30, 2015.
(l)	Fiscal year end changed from November 30th to September 30th.
(m)	Effective June 1, 2019, Institutional Class Shares were renamed Class R6 Shares.
(n)	For the period from June 4, 2019 (commencement of operations) through September 30, 2019. Total return is calculated based on inception date of June 3, 2019 through September 30, 2019.

The accompanying notes are an integral part of these financial statements.

23

Notes to Financial Statements

September 30, 2019 and October 31, 2019

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2019, the Trust operates forty-nine (49) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Nationwide AllianzGI International Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

The Fund currently offers Class A, Class R6, Eagle Class and Institutional Service Class shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

The Fund commenced operations on June 3, 2019 as a result of a reorganization in which the Fund acquired all of the assets, subject to stated liabilities, of the AllianzGI International Growth Fund (“Predecessor Fund”). The Fund has adopted the historical performance of the Predecessor Fund. The Fund and its Predecessor Fund have substantially similar investment goals and strategies.

The fiscal year end for the Fund has changed from September 30, 2019 to October 31, 2019. As such, the fiscal year ended October 31, 2019 for the Fund reflects the 1 month period from October 1, 2019 through October 31, 2019.

Eagle Class and Institutional Service Class shares commenced operations on June 4, 2019.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of their financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in

24

Notes to Financial Statements (Continued)

September 30, 2019 and October 31, 2019

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service.

Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news

25

Notes to Financial Statements (Continued)

September 30, 2019 and October 31, 2019

relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of October 31, 2019.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Air Freight & Logistics	$—	$9,565,009	$—	$9,565,009
Airlines	2,697,937	—	—	2,697,937
Banks	10,368,561	2,178,546	—	12,547,107
Biotechnology	—	2,302,928	—	2,302,928
Building Products	—	5,618,873	—	5,618,873
Capital Markets	—	3,532,454	—	3,532,454
Chemicals	—	6,856,213	—	6,856,213
Diversified Consumer Services	2,046,190	—	—	2,046,190
Diversified Financial Services	—	9,791,950	—	9,791,950
Electronic Equipment, Instruments & Components	—	8,027,468	—	8,027,468
Entertainment	2,258,923	—	—	2,258,923
Food & Staples Retailing	6,078,818	—	—	6,078,818

26

Notes to Financial Statements (Continued)

September 30, 2019 and October 31, 2019

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Health Care Equipment & Supplies	$—	$9,829,882	$—	$9,829,882
Hotels, Restaurants & Leisure	3,754,555	4,422,868	—	8,177,423
Industrial Conglomerates	—	5,007,076	—	5,007,076
Insurance	—	9,005,661	—	9,005,661
Interactive Media & Services	3,125,729	9,930,244	—	13,055,973
Internet & Direct Marketing Retail	12,643,565	5,112,063	—	17,755,628
IT Services	21,993,563	4,703,203	—	26,696,766
Machinery	—	7,994,835	—	7,994,835
Multiline Retail	916,562	—	—	916,562
Personal Products	—	1,599,927	—	1,599,927
Pharmaceuticals	—	3,175,428	—	3,175,428
Road & Rail	2,788,527	—	—	2,788,527
Semiconductors & Semiconductor Equipment	—	18,169,499	—	18,169,499
Software	5,542,676	16,371,962	—	21,914,638
Specialty Retail	—	1,797,270	—	1,797,270
Trading Companies & Distributors	—	6,979,543	—	6,979,543
Total Common Stocks	$74,215,606	$151,972,902	$—	$226,188,508
Repurchase Agreements	$—	$11,407,493	$—	$11,407,493
Short-Term Investment	1,103,871	—	—	1,103,871
Total	$75,319,477	$163,380,395	$—	$238,699,872

Amounts designated as “—” are zero or have been rounded to zero.

The following table provides a summary of the inputs used to value the Fund’s net assets as of September 30, 2019.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Air Freight & Logistics	$—	$91,617	$—	$91,617
Airlines	66,646	—	—	66,646
Banks	268,591	59,044	—	327,635
Biotechnology	—	60,047	—	60,047
Building Products	—	147,139	—	147,139
Capital Markets	—	99,722	—	99,722
Chemicals	—	161,927	—	161,927
Diversified Consumer Services	46,840	—	—	46,840
Diversified Financial Services	—	246,157	—	246,157
Electronic Equipment, Instruments & Components	—	224,168	—	224,168
Food & Staples Retailing	206,936	—	—	206,936
Health Care Equipment & Supplies	—	293,223	—	293,223
Hotels, Restaurants & Leisure	113,337	107,126	—	220,463
Industrial Conglomerates	—	131,700	—	131,700
Insurance	—	245,435	—	245,435
Interactive Media & Services	78,984	301,110	—	380,094
Internet & Direct Marketing Retail	340,313	117,973	—	458,286
IT Services	582,522	241,647	—	824,169
Machinery	—	198,574	—	198,574
Multiline Retail	27,829	—	—	27,829
Personal Products	—	85,442	—	85,442
Pharmaceuticals	—	97,177	—	97,177

27

Notes to Financial Statements (Continued)

September 30, 2019 and October 31, 2019

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Road & Rail	$77,759	$174,884	$—	$252,643
Semiconductors & Semiconductor Equipment	—	483,049	—	483,049
Software	168,783	412,265	—	581,048
Specialty Retail	—	55,359	—	55,359
Trading Companies & Distributors	—	189,364	—	189,364
Total Common Stocks	$1,978,540	$4,224,149	$—	$6,202,689
Repurchase Agreements	$—	$256,064	$—	$256,064
Short-Term Investment	16,419	—	—	16,419
Total	$1,994,959	$4,480,213	$—	$6,475,172

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Please refer to the Statements of Investments for additional information on portfolio holdings.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

Effective June 1, 2019, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.

The Fund receives payments from BBH equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to

28

Notes to Financial Statements (Continued)

September 30, 2019 and October 31, 2019

the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of October 31, 2019 and September 30, 2019, which were comprised of a money market fund and repurchase agreements purchased with cash collateral, were as follows:

Amounts of Liabilities Presented in the Statement of Assets and Liabilities
October 31, 2019	September 30, 2019
$12,511,364	$272,483

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Investments Money Market Government Portfolio, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At October 31, 2019 and September 30, 2019, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

Effective June 1, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions,

29

Notes to Financial Statements (Continued)

September 30, 2019 and October 31, 2019

through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of BBH in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At October 31, 2019, the joint repo on a gross basis was as follows:

BNP Paribas Securities Corp., 1.70%, dated 10/31/2019, due 11/1/2019, repurchase price $94,204,448, collateralized by U.S. Treasury Note, 2.50%, maturing 2/28/2021; total market value $96,443,296.

Royal Bank of Canada, 1.68%, dated 10/31/2019, due 11/1/2019, repurchase price $46,502,170, collateralized by U.S. Treasury Note, 3.00%, maturing 9/30/2025; total market value $47,602,303.

At October 31, 2019, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos at October 31, 2019 was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
BNP Paribas Securities Corp.	$7,637,426	$—	$7,637,426	$(7,637,426)	$—
Royal Bank of Canada	3,770,067	—	3,770,067	(3,770,067)	—
	$11,407,493	$—	$11,407,493	$(11,407,493)	$—

Amounts designated as “—” are zero.

*

At October 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

30

Notes to Financial Statements (Continued)

September 30, 2019 and October 31, 2019

At September 30, 2019, the joint repo on a gross basis was as follows:

BNP Paribas Securities Corp., 2.35%, dated 9/30/2019, due 10/1/2019, repurchase price $112,107,318, collateralized by U.S. Treasury Notes, 2.25% - 2.88%, maturing 11/15/2025 - 5/15/2028; total market value $114,632,145.

Royal Bank of Canada, 2.25%, dated 9/30/2019, due 10/1/2019, repurchase price $41,402,588, collateralized by U.S. Treasury Note, 1.63%, maturing 2/15/2026; total market value $42,312,679.

At September 30, 2019, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos at September 30, 2019 was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
BNP Paribas Securities Corp.	$187,002	$—	$187,002	$(187,002)	$—
Royal Bank of Canada	69,062	—	69,062	(69,062)	—
	$256,064	$—	$256,064	$(256,064)	$—

Amounts designated as “—” are zero.

*

At September 30, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes, a portion of which may be reclaimable, and capital gains taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

(f)	Distributions to Shareholders

Effective June 1, 2019, distributions from net investment income, if any, are declared and paid quarterly by the Fund. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

31

Notes to Financial Statements (Continued)

September 30, 2019 and October 31, 2019

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2019 are primarily attributable to foreign currency gain/loss and net operating losses. The permanent differences as of September 30, 2019 are primarily attributable to redemptions in-kind, foreign currency gain/loss and foreign capital gains taxes. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the period ended October 31, 2019 and year ended September 30, 2019 were as follows:

	Capital	Total distributable earnings (loss)
October 31, 2019	$(195,360)	$195,360
September 30, 2019	$1,927,165	$(1,927,165)

Prior to June 1, 2019, the Predecessor Fund declared and paid distributions from net investment income annually. Any net realized capital gains, if any, were declared and distributed at least annually.

(g)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, a Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files a U.S. federal income tax return and, if applicable, returns in various foreign jurisdictions in which they invest. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

32

Notes to Financial Statements (Continued)

September 30, 2019 and October 31, 2019

3.  Transactions with Affiliates

Effective June 1, 2019, under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Allianz Global Investors U.S. LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Effective June 1, 2019, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the period ended October 31, 2019 and year ended September 30, 2019, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.70%
$1 billion and more	0.67%

Prior to June 1, 2019, the Predecessor Fund was managed by and paid investment advisory fees to Allianz Global Investors U.S. LLC (“Predecessor Manager”) at an annual rate of 0.70% of the Predecessor Fund’s average daily net assets.

For the period ended October 31, 2019, the Fund’s effective advisory fee rates before and after expense reimbursements, stemming from the expense limitation agreement described below, were 0.65% and 0.57%, respectively.

For the year ended September 30, 2019, the Fund’s effective advisory fee rates before and after expense reimbursements, stemming from the expense limitation agreement described below, were 0.70% and 0.00%, respectively.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated subadviser.

Effective June 1, 2019, the Trust and NFA had entered into a written Expense Limitation Agreement that limits Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.72% for each share class until June 30, 2022.

Prior to June 1, 2019, the Predecessor Manager had contractually agreed to reimburse the Predecessor Fund to ensure that net annual operating expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, did not exceed the following amounts of the average daily net assets for each class of shares:

Class	Expense Limitation
Class A	1.05%
Institutional Class	0.80%

33

Notes to Financial Statements (Continued)

September 30, 2019 and October 31, 2019

NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2019, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund are:

Period Ended September 30, 2019 Amount(a)		Period Ended October 31, 2019 Amount(b)	Total
$39,968	(c)	$8,281	$48,249
(a)	For the period from June 1, 2019 through September 30, 2019.
(b)	For the period from October 1, 2019 through October 31, 2019.
(c)	Reimbursement accrued by the Predecessor Fund in the amount of $120,571 is not eligible to be recouped by any party.

For the period June 1, 2019 through September 30, 2019, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund are:

Period Ended September 30, 2019 Amount(a)		Total
$39,968	(b)	$39,968
(a)	For the period from June 1, 2019 through September 30, 2019.
(b)	Reimbursement accrued by the Predecessor Fund in the amount of $120,571 is not eligible to be recouped by any party.

For the period ended October 31, 2019 and the period June 1, 2019 through September 30, 2019, no amounts were reimbursed to NFA pursuant to the Expense Limitation Agreement.

Effective June 1, 2019, NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Effective June 1, 2019, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust (“NVIT”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

34

Notes to Financial Statements (Continued)

September 30, 2019 and October 31, 2019

For the period ended October 31, 2019 and the period from June 1, 2019 through September 30, 2019, NFM earned $8,287 and $7,315, respectively, in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

Effective June 1, 2019, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Effective June 1, 2019, under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the period ended October 31, 2019 and the period from June 1, 2019 through September 30, 2019, the Fund’s portion of such costs amounted to $7 and $7, respectively.

Effective June 1, 2019, under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of the average daily net assets of Class A shares of the Fund (distribution or service fee).

Prior to June 1, 2019, the Predecessor Fund had adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permitted the Predecessor Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Predecessor Fund’s Class A shares. The expenses covered by the Plan may have included the cost in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts. For the period from October 1, 2018 through May 31, 2019, the Predecessor Fund incurred distribution expenses on its Class A shares of $1,333.

Effective June 1, 2019, pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Fund in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Fund. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Fund. Charges range from 0.00% to 5.75% based on the amount of the purchase. During the period ended October 31, 2019, the Fund imposed front-end sales charges of $292. From these fees, NFD retained a portion amounting to $37. During the year ended September 30, 2019, the Fund did not receive front-end sales charges. NFD did not retain any amounts.

Prior to June 1, 2019, Allianz Global Investor Distributor LLC (the “Distributor”) acted as the Predecessor Fund’s principal underwriter in a continuous public offering of the Predecessor Fund’s shares. The Distributor was an affiliate of the Predecessor Manager.

35

Notes to Financial Statements (Continued)

September 30, 2019 and October 31, 2019

Effective June 1, 2019, NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions. Applicable Class A CDSCs are 1.00% for the Fund. During the period ended October 31, 2019 and the period June 1, 2019 through September 30, 2019, the Fund imposed CDSCs of $0 and $0, respectively.

Effective June 1, 2019, under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25%, of the average daily net assets of the Class A and Institutional Service Class shares of the Fund and up to 0.10% of the average daily net assets of Eagle Class shares. For the period ended October 31, 2019, the effective rates for administrative service fees were 0.08%, 0.07%, and 0.23% for Class A, Eagle Class and Institutional Service Class shares, respectively, for a total amount of $21,216. For the period June 1, 2019 through September 30, 2019, the effective rates for administrative service fees were 0.02%, 0.07%, and 0.25% for Class A, Eagle Class and Institutional Service Class shares, respectively, for a total amount of $176.

As of October 31, 2019 and September 30, 2019, NFA or its affiliates directly held 99.53% and 83.28%, respectively, of the shares outstanding of the Fund.

On May 17, 2019, shares of the Predecessor Fund held by affiliated entities of the Predecessor Fund were redeemed for investments. The net realized gain on investments delivered through these in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is also included in share transactions in the accompanying Statements of Changes in Net Assets. The Fund recognized no gain or loss from the in-kind transactions for federal income tax purposes.

Class	Net Assets of In-Kind Redemption	Shares	Securities Market Value	Cash	Realized Gain (Loss)
Class R6(a)	$21,973,765	1,247,800	$21,770,934	$202,831	$1,964,565
(a)	Effective June 1, 2019, Institutional Class Shares were renamed Class R6 Shares.

4.  Line of Credit and Interfund Lending

The Trust and NVIT (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may

36

Notes to Financial Statements (Continued)

September 30, 2019 and October 31, 2019

not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually. As of July 12, 2019, the Fund was added to the credit agreement which next expires on July 9, 2020. During the period ended October 31, 2019 and the period June 1, 2019 through September 30, 2019, the Fund had no borrowings under the line of credit.

Effective June 1, 2019, pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the NFA. The program allows the participating Fund to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Fund as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the period ended October 31, 2019 and the period June 1, 2019 through September 30, 2019, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the period ended October 31, 2019, the Fund had purchases of $221,693,309 and sales of $5,592,368 (excluding short-term securities). For the year ended September 30, 2019, the Fund had purchases of $8,483,626 and sales of $8,266,343 (excluding short-term securities and securities delivered in-kind).

6.  Portfolio Investment Risks

Risks Associated with Credit and Emerging Markets

Investments in emerging market instruments are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher-rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less-liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

37

Notes to Financial Statements (Continued)

September 30, 2019 and October 31, 2019

Other

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Investments Money Market Government Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Government Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Government Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of October 1, 2019. As a result of the adoption of ASU 2017-08, as of October 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased, but there was no impact on net assets or overall results from operations.

9.  Other

As of October 31, 2019 and September 30, 2019, the Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding. At October 31, 2019, the Fund had 2 accounts holding 96.60% of the total outstanding shares of the Fund. At September 30, 2019, the Fund had 1 account holding 83.28% of the total outstanding shares of the Fund.

10.  Recaptured Brokerage Commissions

Effective June 1, 2019, the Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on behalf of the Fund. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. During the period ended October 31, 2019 and the period June 1, 2019 through September 30, 2019, the Fund did not recapture any brokerage commissions.

11.  Reorganization

Effective June 1, 2019, Class A and Institutional Class shareholders of the Predecessor Fund received Class A and Class R6 shares, respectively, of the Fund with an aggregate share net asset value

38

Notes to Financial Statements (Continued)

September 30, 2019 and October 31, 2019

equal to the aggregate share net asset value of their shares in the Predecessor Fund immediately prior to the reorganization. The Fund’s reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Fund reflects the historical basis of the assets of the Predecessor Fund as of the date of the reorganization. For financial reporting purposes, the Predecessor Fund’s operating history prior to the reorganization is reflected in the Fund’s financial statements and financial highlights.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Predecessor Fund received the same aggregate share net asset value in the Fund as noted below:

Class	Shares	Value
Class A	43,860	$727,970
Class R6(a)	302,879	$5,157,535
(a)	Effective June 1, 2019, Institutional Class Shares were renamed Class R6 Shares.

12.  Federal Tax Information

The Fund did not make any distributions during the period ended October 31, 2019.

The tax character of distributions paid during the year ended September 30, 2019 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$174,865	$512,548	$687,413	$—	$687,413

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the year ended September 30, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,328,642	$—	$2,328,642	$—	$2,328,642

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$8,966	$26,669	$35,635	$—	$5,362,361	$5,397,996

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

39

Notes to Financial Statements (Continued)

September 30, 2019 and October 31, 2019

As of September 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$8,966	$—	$8,966	$(48,218)	$1,556,271	$1,517,019

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of October 31, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$233,333,841	$7,359,263	$(1,993,232)	$5,366,031

As of September 30, 2019, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$4,918,037	$1,676,151	$(119,016)	$1,557,135

Post-October capital losses represent net capital losses realized on investment transactions from November 1, 2018 through September 30, 2019, that in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen on the first day of the following fiscal year. For the year ended September 30, 2019, the Fund elected to defer the following post-October capital losses.

Short-Term Capital Losses	Long-Term Capital Gains	Post-October Capital Loss Deferral
$118,903	$(70,685)	$48,218

13.   Subsequent Events

On December 4, 2019, in conjunction with the 15(c) Board meeting, certain of the Funds’ agreements were renewed. There were no significant changes to the terms of these agreements, outside of extending effective dates.

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

September 30, 2019 and October 31, 2019

To the Board of Trustees of Nationwide Mutual Funds and Shareholders of Nationwide AllianzGI International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Nationwide AllianzGI International Growth Fund (one of the series constituting Nationwide Mutual Funds, referred to hereafter as the “Fund”) as of October 31, 2019 and September 30, 2019, the related statements of operations for the period October 1, 2019 through October 31, 2019 and for the year ended September 30, 2019, the statements of changes in net assets for the period October 1, 2019 through October 31, 2019 and for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019 and September 30, 2019, the results of its operations for the period October 1, 2019 through October 31, 2019 and for the year ended September 30, 2019, the changes in its net assets for the period October 1, 2019 through October 31, 2019 and for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 and October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 10, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Mutual Funds, since 1997.

42

Supplemental Information

September 30, 2019 and October 31, 2019 (Unaudited)

Other Federal Tax Information

For the taxable years ended September 30, 2019 and October 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable years ended September 30, 2019 and October 31, 2019, the Fund designates $512,548 and $0, respectively, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of September 30, 2019, the foreign source income for the Fund was $86,733 or $0.2454 per outstanding share. As of October 31, 2019, the foreign source income for the Fund was $0 or $0.0000 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of September 30, 2019, the foreign tax credit for the Fund was $35,788 or $0.1013 per outstanding share. As of October 31, 2019, the foreign tax credit for the Fund was $5,156 or $0.0004 per outstanding share.

Nationwide AllianzGI International Growth Fund — Initial Approval of Advisory Agreements

Summary of Factors Considered by the Board

At the December 4-5, 2018 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the Nationwide AllianzGI International Growth Fund (the “Fund”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Sub-advisory Agreement with Allianz Global Investors U.S., LLC (“Allianz”) (each, an

“Advisory Agreement,” and together, the “Advisory Agreements”). The Trustees were provided with detailed materials relating to the Fund and Allianz in advance of the meeting. The Independent Trustees met in executive session with their independent legal counsel prior to the meeting to discuss information relating to the Advisory Agreements.

The Trustees considered that the Fund was being organized in connection with a fund adoption transaction involving the AllianzGI International Growth Fund (the “Original Fund”), a series of Allianz Funds Multi-Strategy Trust, and that it was expected that the Original Fund would be reorganized into the Fund in connection with that transaction. They considered that Allianz was the investment adviser to the Original Fund, and that it was the expectation in connection with the fund adoption that Allianz would continue to serve as investment adviser to the Fund following the transaction.

In making their determinations, the Trustees took into account information provided to them as to Allianz, including information relating to Allianz’s investment strategy and process. The Trustees considered the experience of the investment personnel of Allianz who would be managing the Fund. The Trustees considered information concerning the past performance record of Allianz in managing the Original Fund. The Trustees considered the services proposed to be provided by NFA to the Fund, and the bases on which NFA determined to propose Allianz to serve as sub-adviser to the Fund.

The Trustees considered that the fund adoption agreement NFA entered into with Allianz contained a non-termination or “lock-up” provision, meaning that NFA would be obligated to pay Allianz additional compensation under certain circumstances if its sub-advisory agreement relating to the Fund should be terminated, and the circumstances under which NFA would be permitted to terminate Allianz without paying a termination fee.

43

Supplemental Information (Continued)

September 30, 2019 and October 31, 2019 (Unaudited)

The Board considered the advisory fee that NFA proposed for the Fund. The Board considered the category of peer funds to which NFA expected each Fund to be assigned by Lipper Inc., and considered information prepared by the Broadridge organization showing that the Fund’s anticipated actual investment management fee would rank in the second comparative quintile against a peer group selected by Broadridge, and that its net total expense ratio was expected to rank in the first comparative quintile. The Board also considered that the non-compensatory terms of the proposed Advisory Agreements were substantially similar in all material respects to the terms of advisory and sub-advisory agreements that the Trust currently has in place for other Nationwide Funds.

The Board considered that the Fund’s proposed fee schedules to each of the Advisory Agreements include a breakpoint that should have the effect of passing on to the Fund’s shareholders some of the benefits of economies of scale.

The Board determined to defer any review of potential fallout benefits of the Advisory Agreements to NFA and Allianz, if any, until the Fund had been in operation for a reasonable period of time.

Based on these and other considerations, none of which was individually determinative of the outcome, and after discussion and consideration among themselves, and with NFA, Trust counsel, and independent legal counsel, the Board, including all of the Independent Trustees, voting separately, unanimously approved the Advisory Agreements for a two-year period commencing from the execution of the Advisory Agreements.

44

Management Information

October 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 50 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

45

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

46

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

47

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

48

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

49

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfundprospectuses. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. © 2019

AR-IG  (12/19)

Annual Report

October 31, 2019

Nationwide Mutual Funds

International Funds

Nationwide Amundi Global High Yield Fund

Nationwide Amundi Strategic Income Fund

Nationwide Bailard International Equities Fund

Nationwide Emerging Markets Debt Fund

Nationwide Global Sustainable Equity Fund

Nationwide International Small Cap Fund

IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by the Securities and Exchange Commission, Nationwide Mutual Funds will no longer mail paper copies of your Fund’s annual and semiannual reports, unless you specifically request paper copies of those reports. Instead, Nationwide Mutual Funds will post the reports on the Funds’ website, nationwide.com/mutualfundprospectuses, and will mail you a notice of availability each time a report is posted and provide you with the website link to access the reports.

If you already have elected to receive these reports electronically (known as eDelivery), you will not be affected by this change and you do not need to take any action. You may elect to receive reports and other fund documents via eDelivery by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling Shareholder Services at 800-848-0920.

You may elect to receive all future reports in paper via U.S. mail free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly in a Nationwide Mutual Fund, you can call Shareholder Services at 800-848-0920 to register your preference that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all Funds held in your account.

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended October 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period and through the last two months of 2018, however, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 14.3% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 11.0% and the MSCI Emerging Markets® Index returning 11.9%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in nine of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth in the fourth calendar quarter of 2018 at 1.1%, followed by 3.1% in the first quarter of 2019, 2.0% in the second quarter and 1.9% in the third quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21% but has been negative in the first three quarters of 2019, driven by overseas weakness and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed is expected to pause for the remainder of the calendar year, with fading expectations for additional cuts in 2020 as the economy shows signs of rebounding. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 3.15% to 1.69% during the reporting period, and the 2-year Treasury yield dropping from 2.88% to 1.52%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.17% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of October 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	12.73%
Bloomberg Barclays Municipal Bond	9.42%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.89%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	20.14%
Bloomberg Barclays U.S. Aggregate Bond	11.51%
Bloomberg Barclays U.S. Corporate High Yield	8.38%
MSCI EAFE®	11.04%
MSCI Emerging Markets®	11.86%
MSCI World ex USA	11.27%
Russell 1000® Growth	17.10%
Russell 1000® Value	11.21%
Russell 2000®	4.90%
S&P 500®	14.33%

Source: Morningstar

2

Fund Commentary	Nationwide Amundi Global High Yield Fund

For the annual period ended October 31, 2019, the Nationwide Amundi Global High Yield Fund (Class R6) returned 9.10% versus 8.70% for its benchmark, the ICE BofA Merrill Lynch (BofAML) Global High Yield Index, and 9.53% for its secondary benchmark, the ICE BofAML Global High Yield Index (USD Hedged). For broader comparison, the return for the Fund’s closest Morningstar® peer category, High Yield Bond (consisting of 721 funds as of October 31, 2019), was 7.42% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The 12-month period ended October 31, 2019, opened with two consecutive months of negative returns for “risky” assets, including high-yield bonds, driven by market fears regarding Federal Reserve (Fed) interest rate increases. When signals emerged that the Fed was willing to listen to investors’ concerns, risky assets rallied, leading to strong returns through November 2019.

The fourth quarter of 2018 was a volatile period for high yield. The Fed’s campaign to raise short-term interest rates peaked with the Fed’s Board of Governors’ decision to increase the target to 2.25%–2.50% in the middle of December, even though the equity and high-yield markets had been selling off over fears that the rate increases would push the U.S. economy into joining the emerging global slowdown. Concerns over Chinese growth also had been increasing during the fourth quarter, as the U.S.–China trade war escalated, and tariffs were seen as likely to negatively affect Chinese manufacturing exports. Performance for the Fund was below benchmark in both November and December, as the Fund’s portfolio was positioned to reflect the positive economic growth environment at the time.

A strong rally in risk assets began in early 2019. The benchmark index rallied 3.97% in January and 6.75% in the first quarter as U.S. economic data remained positive and the Fed indicated that it would be patient with rate increases. The Fund’s performance in the first quarter was above its benchmark, as bonds that had declined in price during the fourth quarter of 2018 rebounded.

In the second quarter of 2019, focus remained on Fed policy as various Governors dropped hints of future policy direction during speaking engagements. Additionally, evidence emerged that certain European countries, particularly Germany, were on the brink of recession as their exports to China slowed. Volatility returned to the benchmark, with the benchmark index experiencing its only negative month in 2019 in May. However, the second quarter was the Fund’s best quarter relative to the benchmark this year, as the Fund’s focus on security selection produced positive results.

The Fed finally reduced rates at its July meeting and announced a second rate reduction in September. Third-quarter returns for the Fund’s benchmark were positive but smaller in scale than those of the year’s first two quarters, as was the Fund’s relative performance compared to the benchmark. Returns for the Energy sector became negative, with the U.S. High Yield Energy sub index losing over 3% in the quarter as crude oil retreated from its second-quarter highs. For the year ended October 31, 2019, the Energy sector lost over 7%, although the Fund’s performance in that sector was much better because of the underweight in Energy Exploration & Production companies and overweight of Midstream/Pipeline companies whose revenues are tied to volumes moved rather than the price of the commodity.

In early September 2019, the U.S. Treasury 10-year note fell to a multi-year low of 1.47%, a steep decline from the 3.22% rate in early November 2018; this steep decline in bond yields resulted in strong returns for Treasuries, investment grade corporates and BB-rated high-yield bonds with call protection. The decline in Treasury rates reflects fears that the global growth environment is likely to be challenging for many years. Further, negative yields in other markets were seen as pulling Treasury yields down. Emerging markets (EM) also had a negative surprise in the third quarter, as an Argentine primary election indicated that a bondholder-unfriendly administration would return to power, dramatically affecting Argentine debt and pulling broader EM lower. In Europe, the Brexit negotiations dragged on, with a mutually beneficial compromise remaining elusive.

3

Fund Commentary (cont.)	Nationwide Amundi Global High Yield Fund

October returns were positive for the benchmark but slightly negative for the Fund. The Fed chose to reduce rates for the third time in 2019 and indicated that it would be dependent on data developments regarding additional cuts. Across the year, global economic growth slowed, with the most-frequently cited contributing reason being the U.S.–China trade war. The Fund’s positioning for the reporting period was underweight BBs, which was the best-performing rating tier, but the Fund’s positive relative performance reflected superior sector and security selection. Similarly, the Fund also was overweight Energy, the worst-performing sector, yet had good relative performance due to the portfolio management team’s strategy of focusing on better-quality companies within Energy and using the deep price decline as an opportunity to find bonds whose issuers would perform better than peers.

Security selection within the United States was the largest driver of relative returns for the Fund during the reporting period, but sector allocation also played a role. The best sectors for the Fund for security selection were Basic Industries, Energy and Consumer Goods. In Basic Industries, the Fund benefited from owning more Homebuilders than the benchmark. The Fund’s best-performing securities holdings were Enterprise Development Authority 12% of 2024, a Native American casino near Sacramento, California, that recently opened a Hard Rock-branded hotel and casino. Tervita 7.625% of 2021, an energy services company, and Simmons Foods 5.75% of 2024 also were strong performers for the Fund during the reporting period. The Fund’s weakest performers for the period were Stoneway 10% of 2027, an Argentine utility; Halcon 6.75% of 2025, a U.S. Exploration & Production energy company; and Intralot 5.25% of 2024, a gaming company. Utilities were the Fund’s worst-performing sector, largely due to the Fund’s Argentine holdings.

Currency trading is not a source of active return for the Fund; instead, holdings denominated in foreign currencies are hedged to U.S. dollars through currency forwards. The use of currency forwards had a very small positive impact on Fund returns during the reporting period in addition to the hedging effect.

Subadviser:

Amundi Pioneer Institutional Asset Management, Inc.

Portfolio Managers:

Jonathan M. Duensing, CFA; Andrew D. Feltus, CFA; and Kenneth J. Monaghan

The Fund is subject to the risks of investing in fixed-income securities (including high-yield bonds). Funds that invest in high-yield securities are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds. Increased volatility may reduce the market value of high-yield bonds. They also are subject to the claims-paying ability of the issuing company. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and illiquidity, and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	Nationwide Amundi Global High Yield Fund

Asset Allocation1

Corporate Bonds	87.1%
Loan Participations	10.3%
Repurchase Agreements	1.6%
Short-Term Investment	0.2%
Forward Currency Contracts†	(0.0)%
Other assets in excess of liabilities	0.8%
100.0%

Top Industries2

Oil, Gas & Consumable Fuels	8.9%
Hotels, Restaurants & Leisure	7.3%
Diversified Telecommunication Services	6.2%
Metals & Mining	6.0%
Energy Equipment & Services	4.4%
Health Care Providers & Services	4.3%
Media	4.1%
Chemicals	3.9%
Food Products	3.9%
Pharmaceuticals	3.5%
Other Industries#	47.5%
100.0%

Top Holdings2

Enterprise Development Authority (The), 12.00%, 7/15/2024	1.4%
Joseph T Ryerson & Son, Inc., 11.00%, 5/15/2022	1.3%
American Midstream Partners LP, 9.50%, 12/15/2021	1.2%
Aleris International, Inc., 1st Lien Term Loan, 6.54%, 2/27/2023	1.2%
Avation Capital SA, 6.50%, 5/15/2021	1.2%
Freedom Mortgage Corp., 8.13%, 11/15/2024	1.1%
Grupo Posadas SAB de CV, 7.88%, 6/30/2022	1.1%
CCO Holdings LLC, 4.75%, 3/1/2030	1.1%
Golden Nugget, Inc., 8.75%, 10/1/2025	1.0%
Commercial Metals Co., 5.75%, 4/15/2026	1.0%
Other Holdings#	88.4%
100.0%
Top Countries2

United States	67.3%
Canada	5.4%
Brazil	3.2%
Luxembourg	2.4%
United Kingdom	2.3%
Mexico	2.1%
Switzerland	1.9%
Argentina	1.8%
Germany	1.7%
Chile	1.4%
Other Countries#	10.5%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

5

Fund Performance	Nationwide Amundi Global High Yield Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	3 Yr.	Inception
Class A	w/o SC1	8.70%	6.70%	7.23%	[2]
	w/SC3	6.21%	5.89%	6.62%	[2]
Class C	w/o SC1	7.95%	5.92%	6.43%	[2]
	w/SC4	6.95%	5.92%	6.43%	[2]
Class R6[5,6]		9.10%	7.01%	7.54%	[2]
Institutional Service Class[5]		8.99%	6.93%	7.47%	[2]
ICE BofA Merrill Lynch Global High Yield Index		8.70%	5.98%	6.78%
ICE BofA Merrill Lynch Global High Yield Index (USD Hedged)

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of November 2, 2015.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.34%	1.20%
Class C	2.09%	1.95%
Class R6	0.84%	0.70%
Institutional Service Class	1.09%	0.95%

^

Current effective prospectus dated February 28, 2019. The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	Nationwide Amundi Global High Yield Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide Amundi Global High Yield Fund from inception through 10/31/19 versus the ICE BofA Merrill Lynch (BofAML) Global High Yield Index and the ICE BofAML Global High Yield Index (USD Hedged) for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	Nationwide Amundi Global High Yield Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Amundi Global High Yield Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19	Expense Ratio During Period (%) 5/1/19 - 10/31/19
Class A Shares	Actual	(a)	1,000.00	1,035.10	4.98	0.97
	Hypothetical	(a)(b)	1,000.00	1,020.32	4.94	0.97
Class C Shares	Actual	(a)	1,000.00	1,030.40	8.90	1.74
	Hypothetical	(a)(b)	1,000.00	1,016.43	8.84	1.74
Class R6 Shares	Actual	(a)	1,000.00	1,036.40	3.59	0.70
	Hypothetical	(a)(b)	1,000.00	1,021.68	3.57	0.70
Institutional Service Shares	Actual	(a)	1,000.00	1,035.90	4.11	0.80
	Hypothetical	(a)(b)	1,000.00	1,021.17	4.08	0.80

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

October 31, 2019

Nationwide Amundi Global High Yield Fund

Corporate Bonds 87.1%

	Principal Amount	Value

ARGENTINA 1.8%
Electric Utilities 1.4%
Pampa Energia SA, 7.50%, 1/24/2027 (a)	$1,230,000	$985,242
Stoneway Capital Corp., 10.00%, 3/1/2027 (a)	1,625,045	828,789

		1,814,031

Oil, Gas & Consumable Fuels 0.4%
YPF Energia Electrica SA, 10.00%, 7/25/2026 (a)	605,000	456,775

		2,270,806

AUSTRALIA 0.3%
Chemicals 0.3%
Nufarm Australia Ltd., 5.75%, 4/30/2026 (a)	410,000	412,050

BELGIUM 0.3%
Professional Services 0.3%
House of Finance NV (The), 4.38%, 7/15/2026 (a)	EUR 325,000	354,442

BRAZIL 3.2%
Banks 0.3%
Banco BTG Pactual SA, 5.50%, 1/31/2023 (a)	$400,000	419,000

Chemicals 0.7%
Braskem Netherlands Finance BV, 4.50%, 1/10/2028 (a)	815,000	817,852

Electric Utilities 0.5%
Light Servicos de Eletricidade SA, 7.25%, 5/3/2023 (a)	585,000	630,344

Food Products 0.7%
Minerva Luxembourg SA, 5.88%, 1/19/2028 (a)	800,000	815,600

Independent Power and Renewable Electricity Producers 0.8%
Cemig Geracao e Transmissao SA, 9.25%, 12/5/2024 (a)	860,000	1,002,769

Oil, Gas & Consumable Fuels 0.2%
Petrobras Global Finance BV, 5.09%, 1/15/2030 (a)	291,000	308,387

		3,993,952

CANADA 5.4%
Aerospace & Defense 0.8%
Bombardier, Inc., 7.88%, 4/15/2027 (a)	1,085,000	1,022,612

Chemicals 0.6%
NOVA Chemicals Corp.
4.88%, 6/1/2024 (a)	130,000	131,950
5.25%, 6/1/2027 (a)	585,000	601,087

		733,037

Commercial Services & Supplies 1.2%
GFL Environmental, Inc., 8.50%, 5/1/2027 (a)	894,000	983,400
GW B-CR Security Corp., 9.50%, 11/1/2027 (a)	530,000	544,575

		1,527,975

Corporate Bonds (continued)

	Principal Amount	Value

CANADA (continued)
Energy Equipment & Services 1.3%
Ensign Drilling, Inc., 9.25%, 4/15/2024 (a)	$608,000	$516,800
Tervita Corp., 7.63%, 12/1/2021 (a)	1,121,000	1,106,988

		1,623,788

Household Durables 0.5%
Brookfield Residential Properties, Inc., 6.25%, 9/15/2027 (a)	620,000	632,400

Metals & Mining 0.7%
Teck Resources Ltd., 5.20%, 3/1/2042	865,000	855,683

Oil, Gas & Consumable Fuels 0.3%
Parkland Fuel Corp., 5.88%, 7/15/2027 (a)	330,000	349,246

		6,744,741

CHILE 1.3%
Airlines 1.3%
Latam Finance Ltd.
6.88%, 4/11/2024 (a)	645,000	681,765
7.00%, 3/1/2026 (a)	935,000	1,006,995

		1,688,760

FRANCE 0.8%
Banks 0.8%
Societe Generale SA, (USD Swap Semi 5 Year + 4.30%), 7.38%, 10/04/2023 (a)(b)(c)	890,000	951,187

GERMANY 1.8%
Machinery 0.6%
Platin 1426 GmbH, 5.38%, 6/15/2023 (a)	EUR 685,000	717,714

Paper & Forest Products 0.4%
Mercer International, Inc., 7.38%, 1/15/2025 (a)	$535,000	555,062

Pharmaceuticals 0.8%
Nidda BondCo GmbH, 5.00%, 9/30/2025 (a)	EUR 300,000	341,282
Nidda Healthcare Holding GmbH, 3.50%, 9/30/2024 (a)	490,000	564,258

		905,540

		2,178,316

INDONESIA 0.3%
Oil, Gas & Consumable Fuels 0.3%
Medco Oak Tree Pte. Ltd., 7.38%, 5/14/2026 (a)	$310,000	315,594

IRELAND 0.2%
Media 0.2%
LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027 (a)	300,000	307,875

9

Statement of Investments (Continued)

October 31, 2019

Nationwide Amundi Global High Yield Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

ISRAEL 0.6%
Pharmaceuticals 0.6%
Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/2023	$940,000	$813,100

ITALY 1.3%
Aerospace & Defense 0.3%
F-Brasile SpA, Series XR, 7.38%, 8/15/2026 (a)	295,000	308,275

Household Durables 0.5%
International Design Group SpA, 6.50%, 11/15/2025 (a)	EUR 530,000	597,020

Pharmaceuticals 0.5%
Rossini Sarl, 6.75%, 10/30/2025 (a)	530,000	653,353

		1,558,648

LUXEMBOURG 2.4%
Chemicals 0.6%
INEOS Finance plc, 2.88%, 5/1/2026 (a)	710,000	781,965

Diversified Telecommunication Services 0.4%
Intelsat Jackson Holdings SA, 5.50%, 8/1/2023	$505,000	472,175

Food Products 0.5%
FAGE International SA, 5.63%, 8/15/2026 (a)(d)	710,000	638,148

Media 0.8%
Altice Luxembourg SA, 10.50%, 5/15/2027 (a)	850,000	961,562

Transportation Infrastructure 0.1%
Swissport Financing Sarl, 5.25%, 8/15/2024 (a)	EUR 135,000	154,706

		3,008,556

MEXICO 2.1%
Consumer Finance 1.0%
Unifin Financiera SAB de CV, 8.38%, 1/27/2028 (a)	$1,180,000	1,210,975

Hotels, Restaurants & Leisure 1.1%
Grupo Posadas SAB de CV, 7.88%, 6/30/2022 (a)	1,375,000	1,375,000

		2,585,975

NETHERLANDS 0.7%
Chemicals 0.2%
OCI NV, 3.13%, 11/1/2024 (a)	EUR 265,000	301,466

Professional Services 0.5%
Intertrust Group BV, 3.38%, 11/15/2025 (a)	580,000	676,889

		978,355

NIGERIA 1.1%
Construction & Engineering 0.6%
IHS Netherlands Holdco BV
7.13%, 3/18/2025 (a)	400,000	413,080

Corporate Bonds (continued)

	Principal Amount	Value

NIGERIA (continued)
Construction & Engineering (continued)
8.00%, 9/18/2027 (a)	EUR 320,000	$334,464

		747,544

Oil, Gas & Consumable Fuels 0.5%
SEPLAT Petroleum Development Co. plc, 9.25%, 4/1/2023 (a)	$650,000	682,630

		1,430,174

SINGAPORE 1.2%
Consumer Finance 1.2%
Avation Capital SA, 6.50%, 5/15/2021 (a)	1,395,000	1,454,288

SWITZERLAND 1.8%
Auto Components 0.4%
Garrett LX I Sarl, 5.13%, 10/15/2026 (a)	EUR 535,000	551,934

Capital Markets 1.4%
UBS Group AG, (USD Swap Semi 5 Year + 4.34%), 7.00%, 1/31/2024 (a)(b)(c)	$665,000	713,213
VistaJet Malta Finance plc, 10.50%, 6/1/2024 (a)	1,112,000	1,081,420

		1,794,633

		2,346,567

UKRAINE 1.0%
Food Products 0.4%
Kernel Holding SA, 6.50%, 10/17/2024 (a)	525,000	527,100

Metals & Mining 0.6%
Metinvest BV, 7.75%, 10/17/2029 (a)	865,000	855,139

		1,382,239

UNITED ARAB EMIRATES 0.8%
Energy Equipment & Services 0.8%
Shelf Drilling Holdings Ltd., 8.25%, 2/15/2025 (a)	1,240,000	1,041,600

UNITED KINGDOM 2.3%
Banks 0.7%
Barclays plc, (USD Swap Semi 5 Year + 4.84%), 7.75%, 9/15/2023 (b)(c)	800,000	852,000

Insurance 0.2%
Galaxy Bidco Ltd., 6.50%, 7/31/2026 (a)	GBP 225,000	295,461

Oil, Gas & Consumable Fuels 0.7%
Neptune Energy Bondco plc, 6.63%, 5/15/2025 (a)	$905,000	900,475

Road & Rail 0.7%
Ashtead Capital, Inc.
4.13%, 8/15/2025 (a)	590,000	601,800
4.00%, 5/1/2028 (a)	135,000	135,506
4.25%, 11/1/2029 (a)	110,000	111,100

		848,406

		2,896,342

10

Statement of Investments (Continued)

October 31, 2019

Nationwide Amundi Global High Yield Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

UNITED STATES 56.4%
Auto Components 1.6%
American Axle & Manufacturing, Inc., 6.25%, 3/15/2026	$965,000	$916,750
JB Poindexter & Co., Inc., 7.13%, 4/15/2026 (a)	595,000	620,287
Panther BF Aggregator 2 LP, 4.38%, 5/15/2026 (a)	EUR 415,000	466,321

		2,003,358

Biotechnology 0.9%
Horizon Pharma USA, Inc., 5.50%, 8/1/2027 (a)	$1,125,000	1,174,219

Building Products 1.7%
Builders FirstSource, Inc., 6.75%, 6/1/2027 (a)	532,000	577,220
Patrick Industries, Inc., 7.50%, 10/15/2027 (a)	479,000	496,962
Standard Industries, Inc., 4.75%, 1/15/2028 (a)	614,000	637,025
Summit Materials LLC, 6.50%, 3/15/2027 (a)	359,000	387,720

		2,098,927

Chemicals 1.5%
Olin Corp., 5.63%, 8/1/2029	885,000	918,869
Trinseo Materials Operating SCA, 5.38%, 9/1/2025 (a)	972,000	936,765

		1,855,634

Commercial Services & Supplies 1.8%
Covanta Holding Corp., 6.00%, 1/1/2027	1,025,000	1,071,125
Prime Security Services Borrower LLC
5.25%, 4/15/2024 (a)	220,000	225,225
5.75%, 4/15/2026 (a)	975,000	999,083

		2,295,433

Communications Equipment 0.3%
Avaya, Inc., 7.00%, 4/1/2019^¥ (a)	2,135,000	0
CommScope, Inc., 6.00%, 3/1/2026 (a)	363,000	372,982

		372,982

Consumer Finance 0.6%
Ford Motor Credit Co. LLC, 5.58%, 3/18/2024	755,000	804,655

Diversified Consumer Services 0.5%
Sotheby’s, 7.38%, 10/15/2027 (a)	575,000	575,000

Diversified Financial Services 0.4%
Verscend Escrow Corp., 9.75%, 8/15/2026 (a)	478,000	508,473

Diversified Telecommunication Services 3.7%
CCO Holdings LLC, 4.75%, 3/1/2030 (a)	1,290,000	1,315,413
Frontier Communications Corp.
7.13%, 1/15/2023	900,000	405,000
8.50%, 4/1/2026 (a)	1,170,000	1,172,925
Level 3 Financing, Inc., 4.63%, 9/15/2027 (a)	1,050,000	1,068,375

Corporate Bonds (continued)

	Principal Amount	Value

UNITED STATES (continued)
Diversified Telecommunication Services (continued)
Windstream Services LLC, 8.63%, 10/31/2025 (a)(e)	$734,000	$734,918

		4,696,631

Electric Utilities 0.5%
Vistra Operations Co. LLC, 5.63%, 2/15/2027 (a)	565,000	598,900

Electronic Equipment, Instruments & Components 1.1%
Belden, Inc.
3.38%, 7/15/2027 (a)	EUR 780,000	889,435
3.88%, 3/15/2028 (a)	455,000	527,985

		1,417,420

Energy Equipment & Services 2.2%
Archrock Partners LP, 6.88%, 4/1/2027 (a)	615,000	634,926
Exterran Energy Solutions LP, 8.13%, 5/1/2025	733,000	725,670
FTS International, Inc., 6.25%, 5/1/2022	540,000	385,425
Transocean Sentry Ltd., 5.38%, 5/15/2023 (a)	72,000	71,280
Transocean, Inc., 7.25%, 11/1/2025 (a)	799,000	705,117
USA Compression Partners LP, 6.88%, 9/1/2027 (a)	257,000	257,000

		2,779,418

Entertainment 1.1%
Netflix, Inc.
4.88%, 4/15/2028	$425,000	439,148
3.88%, 11/15/2029 (a)	EUR 400,000	456,448
3.63%, 6/15/2030 (a)	445,000	495,688

		1,391,284

Equity Real Estate Investment Trusts (REITs) 1.0%
iStar, Inc., 4.75%, 10/1/2024	735,000	757,969
MPT Operating Partnership LP, 4.63%, 8/1/2029	455,000	474,628

		1,232,597

Food & Staples Retailing 1.0%
Albertsons Cos., Inc.
5.75%, 3/15/2025	$589,000	609,438
7.50%, 3/15/2026 (a)	135,000	150,019
5.88%, 2/15/2028 (a)	425,000	453,688

		1,213,145

Food Products 2.3%
Darling Ingredients, Inc., 5.25%, 4/15/2027 (a)	585,000	614,250
JBS USA LUX SA
6.75%, 2/15/2028 (a)	185,000	203,502
5.50%, 1/15/2030 (a)	565,000	608,081
Pilgrim’s Pride Corp., 5.88%, 9/30/2027 (a)	572,000	612,909
Simmons Foods, Inc., 5.75%, 11/1/2024 (a)	870,000	851,513

		2,890,255

11

Statement of Investments (Continued)

October 31, 2019

Nationwide Amundi Global High Yield Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

UNITED STATES (continued)
Health Care Providers & Services 3.4%
BCPE Cycle Merger Sub II, Inc., 10.63%, 7/15/2027 (a)	$860,000	$804,100
Encompass Health Corp.
4.50%, 2/1/2028	170,000	173,825
4.75%, 2/1/2030	295,000	304,219
HCA, Inc., 5.63%, 9/1/2028	500,000	561,875
Surgery Center Holdings, Inc.
6.75%, 7/1/2025 (a)(d)	735,000	679,875
10.00%, 4/15/2027 (a)	575,000	582,187
Tenet Healthcare Corp.
4.88%, 1/1/2026 (a)	390,000	403,650
5.13%, 11/1/2027 (a)	325,000	338,000
West Street Merger Sub, Inc., 6.38%, 9/1/2025 (a)	405,000	385,763

		4,233,494

Health Care Technology 0.3%
IQVIA, Inc., 2.25%, 1/15/2028 (a)	EUR 360,000	410,140

Hotels, Restaurants & Leisure 6.2%
Caesars Resort Collection LLC, 5.25%, 10/15/2025 (a)	$604,000	618,345
Enterprise Development Authority (The), 12.00%, 7/15/2024 (a)	1,550,000	1,697,250
Golden Nugget, Inc., 8.75%, 10/1/2025 (a)	1,215,000	1,278,787
International Game Technology plc
6.25%, 1/15/2027 (a)	465,000	519,638
2.38%, 4/15/2028 (a)	EUR 550,000	609,090
MGM Resorts International, 5.50%, 4/15/2027	330,000	363,000
Scientific Games International, Inc.
3.38%, 2/15/2026 (a)	625,000	705,776
8.25%, 3/15/2026 (a)	$856,000	905,220
VOC Escrow Ltd., 5.00%, 2/15/2028 (a)	1,018,000	1,058,720

		7,755,826

Household Durables 1.9%
Beazer Homes USA, Inc., 7.25%, 10/15/2029 (a)	775,000	811,813
KB Home, 6.88%, 6/15/2027	590,000	672,600
Taylor Morrison Communities, Inc., 5.88%, 6/15/2027 (a)	863,000	963,712

		2,448,125

Independent Power and Renewable Electricity Producers 0.7%
Clearway Energy Operating LLC, 5.75%, 10/15/2025	340,000	348,925
Talen Energy Supply LLC
10.50%, 1/15/2026 (a)	15,000	12,900
7.25%, 5/15/2027 (a)	398,000	397,005
6.63%, 1/15/2028 (a)	120,000	115,800

		874,630

Corporate Bonds (continued)

	Principal Amount	Value

UNITED STATES (continued)
Insurance 0.4%
Liberty Mutual Group, Inc., (EUR Swap Annual 5 Year + 3.70%), 3.63%, 5/23/2059 (a)(c)	EUR 410,000	$474,476

Machinery 1.7%
Cloud Crane LLC, 10.13%, 8/1/2024 (a)	$1,000,000	1,056,250
EnPro Industries, Inc., 5.75%, 10/15/2026	405,000	428,287
Titan International, Inc., 6.50%, 11/30/2023	798,000	658,350

		2,142,887

Media 2.8%
Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/2024 (a)	209,000	229,900
CSC Holdings LLC, 5.38%, 2/1/2028 (a)	460,000	486,450
Diamond Sports Group LLC, 6.63%, 8/15/2027 (a)(d)	895,000	921,850
Gray Television, Inc., 5.88%, 7/15/2026 (a)	610,000	641,275
MDC Partners, Inc., 6.50%, 5/1/2024 (a)	1,261,000	1,205,831

		3,485,306

Metals & Mining 2.9%
Commercial Metals Co., 5.75%, 4/15/2026	1,220,000	1,258,125
Freeport-McMoRan, Inc., 5.25%, 9/1/2029	730,000	742,994
Joseph T Ryerson & Son, Inc., 11.00%, 5/15/2022 (a)	1,550,000	1,641,062

		3,642,181

Oil, Gas & Consumable Fuels 6.0%
American Midstream Partners LP, 9.50%, 12/15/2021 (a)(e)	1,641,000	1,526,130
Blue Racer Midstream LLC, 6.63%, 7/15/2026 (a)	830,000	776,050
Cheniere Energy Partners LP, 4.50%, 10/1/2029 (a)	365,000	371,844
Endeavor Energy Resources LP, 5.75%, 1/30/2028 (a)	410,000	431,533
EnLink Midstream LLC, 5.38%, 6/1/2029	70,000	62,125
Genesis Energy LP
6.50%, 10/1/2025	830,000	788,500
6.25%, 5/15/2026	865,000	800,125
Global Partners LP, 7.00%, 8/1/2027 (a)	180,000	187,231
Indigo Natural Resources LLC, 6.88%, 2/15/2026 (a)	880,000	800,800
PBF Holding Co. LLC, 7.25%, 6/15/2025	785,000	820,325
Targa Resources Partners LP
6.50%, 7/15/2027 (a)	35,000	37,451
5.00%, 1/15/2028	425,000	420,750

12

Statement of Investments (Continued)

October 31, 2019

Nationwide Amundi Global High Yield Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

UNITED STATES (continued)
Oil, Gas & Consumable Fuels (continued)
TerraForm Power Operating LLC, 4.75%, 1/15/2030 (a)	$445,000	$460,019
WPX Energy, Inc., 5.25%, 10/15/2027	75,000	72,937

		7,555,820

Paper & Forest Products 0.9%
Schweitzer-Mauduit International, Inc., 6.88%, 10/1/2026 (a)	1,055,000	1,126,213

Pharmaceuticals 1.6%
Bausch Health Americas, Inc., 8.50%, 1/31/2027 (a)	85,000	95,387
Bausch Health Cos., Inc.
Reg. S, 4.50%, 5/15/2023	EUR 490,000	552,509
9.00%, 12/15/2025 (a)	$460,000	516,442
5.75%, 8/15/2027 (a)	65,000	70,586
7.00%, 1/15/2028 (a)	39,000	42,071
7.25%, 5/30/2029 (a)	57,000	62,771
Par Pharmaceutical, Inc., 7.50%, 4/1/2027 (a)	710,000	674,500

		2,014,266

Road & Rail 0.2%
Hertz Corp. (The), 7.13%, 8/1/2026 (a)	245,000	252,963

Specialty Retail 1.2%
L Brands, Inc., 5.25%, 2/1/2028	760,000	704,900
Michaels Stores, Inc., 8.00%, 7/15/2027 (a)	856,000	845,043

		1,549,943

Thrifts & Mortgage Finance 2.2%
Freedom Mortgage Corp., 8.13%, 11/15/2024 (a)	1,525,000	1,429,687
Nationstar Mortgage Holdings, Inc.
8.13%, 7/15/2023 (a)	602,000	638,120
9.13%, 7/15/2026 (a)	103,000	112,914
Provident Funding Associates LP, 6.38%, 6/15/2025 (a)	665,000	646,513

		2,827,234

Trading Companies & Distributors 1.2%
Herc Holdings, Inc., 5.50%, 7/15/2027 (a)	635,000	658,019
United Rentals North America, Inc.
3.88%, 11/15/2027	205,000	207,101
5.25%, 1/15/2030	600,000	630,750

		1,495,870

Wireless Telecommunication Services 0.6%
Sprint Corp.
7.63%, 2/15/2025	100,000	109,875
7.63%, 3/1/2026	545,000	602,906

		712,781

		70,910,486

Total Corporate Bonds (cost $109,635,819)		109,624,053

Loan Participations 10.3%

	Principal Amount	Value

UNITED STATES 10.3%
Auto Components 0.7%
Trico Group LLC, Term Loan, (ICE LIBOR USD 3 Month + 7.00%), 9.10%, 2/2/2024 (c)	$951,813	$923,259

Commercial Services & Supplies 0.4%
West Corp., Term Loan, (ICE LIBOR USD 1 Month + 4.00%), 5.93%, 10/10/2024 (c)	580,451	481,565

Communications Equipment 0.3%
CommScope, Inc., Term Loan B2, (ICE LIBOR USD 1 Month + 3.25%), 5.04%, 4/6/2026 (c)	410,000	401,673

Containers & Packaging 0.7%
Kloeckner Pentaplast, Term Loan, (ICE LIBOR USD 3 Month + 4.25%), 6.18%, 6/30/2022 (c)	1,117,200	916,104

Diversified Telecommunication Services 2.1%
CenturyLink, Inc., Term Loan, (ICE LIBOR USD 1 Month + 2.75%), 4.54%, 1/31/2025 (c)	947,765	937,463
Numericable US LLC, Term Loan B11, (ICE LIBOR USD 1 Month + 2.75%), 4.54%, 7/31/2025 (c)	1,140,750	1,102,603
Windstream Refinance, 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 4.25%), 9.00%, 2/17/2024 (c)	620,000	618,277

		2,658,343

Health Care Providers & Services 0.9%
RegionalCare Hospital Partners Holdings, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 4.50%), 6.30%, 11/16/2025 (c)	1,156,263	1,152,724

IT Services 0.9%
Dyncorp International, Inc., Term Loan, (ICE LIBOR USD 1 Month + 6.00%), 7.91%, 8/18/2025 (c)	1,120,000	1,089,906

Machinery 0.5%
Shape Technologies Group, Inc., Term Loan, (ICE LIBOR USD 3 Month + 3.00%), 4.93%, 4/19/2025 (c)	649,500	584,550

Media 0.3%
Diamond Sports Group LLC, Term Loan, (ICE LIBOR USD 1 Month + 3.25%), 5.08%, 8/24/2026 (c)	355,000	356,331

Metals & Mining 1.6%
Aleris International, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 4.75%), 6.54%, 2/27/2023 (c)	1,466,438	1,465,528
Big River Steel LLC, 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 5.00%), 7.10%, 8/23/2023 (c)	607,600	601,907

		2,067,435

13

Statement of Investments (Continued)

October 31, 2019

Nationwide Amundi Global High Yield Fund (Continued)

Loan Participations (continued)

	Principal Amount	Value

UNITED STATES (continued)
Oil, Gas & Consumable Fuels 0.4%
Delek US Holdings, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 2.25%), 4.04%, 3/31/2025 (c)	$443,256	$437,161

Personal Products 0.8%
Alphabet Holding Co., Inc., Term Loan, (ICE LIBOR USD 1 Month + 3.50%), 5.29%, 9/26/2024 (c)	1,078,509	981,745

Wireless Telecommunication Services 0.7%
Sprint Communications, Inc., Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 4.81%, 2/2/2024 (c)	888,288	882,363

Total Loan Participation (cost $13,365,748)		12,933,159

Short-Term Investment 0.2%

	Shares

Money Market Fund 0.2%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 1.76% (f)(g)	196,652	196,652

Total Short-Term Investment (cost $196,652)		196,652

Repurchase Agreements 1.6%

	Principal Amount

BNP Paribas Securities Corp. 1.70%, dated 10/31/2019, due 11/1/2019, repurchase price $1,360,656, collateralized by U.S. Treasury Note, 2.50%, maturing 2/28/2021; total market value $1,392,993. (g)(h)	$1,360,592	1,360,592
Royal Bank of Canada 1.68%, dated 10/31/2019, due 11/1/2019, repurchase price $671,661, collateralized by U.S. Treasury Note, 3.00%, maturing 9/30/2025; total market value $687,551. (g)(h)	671,630	671,630

Total Repurchase Agreements (cost $2,032,222)		2,032,222

Total Investments (cost $125,230,441) — 99.2%		124,786,086

Other assets in excess of liabilities — 0.8%		1,029,612

NET ASSETS — 100.0%		$125,815,698

^	Value determined using significant unobservable inputs.
¥	Fair valued security.

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at October 31, 2019 was $87,837,415 which represents 69.81% of net assets.

(b)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2019. The maturity date reflects the next call date.

(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2019.

(d)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $2,136,370, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $196,652 and $2,032,222, respectively, a total value of $2,228,874.

(e)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2019.

(f)	Represents 7-day effective yield as of October 31, 2019.

(g)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2019 was $2,228,874.

(h)	Please refer to Note 2(j) for additional information on the joint repurchase agreement.

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

Currency:

EUR	Euro

GBP	British Pound

USD	United States Dollar

14

Statement of Investments (Continued)

October 31, 2019

Nationwide Amundi Global High Yield Fund (Continued)

Forward foreign currency contracts outstanding as of October 31, 2019:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	11,553,368	EUR	10,370,000	JPMorgan Chase Bank	11/29/2019	(31,119)
USD	290,012	GBP	225,000	JPMorgan Chase Bank	11/29/2019	(1,670)

Net unrealized depreciation						(32,789)

At October 31, 2019, the Fund has $310,000 segregated as collateral for forward foreign currency contracts.

Currency:

EUR	Euro

GBP	British Pound

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities

October 31, 2019

Nationwide Amundi Global High Yield Fund
Assets:
Investment securities, at value* (cost $123,198,219)	$122,753,864
Repurchase agreements, at value (cost $2,032,222)	2,032,222
Cash	1,012,739
Restricted cash, collateral for forward foreign currency contracts	310,000
Foreign currencies, at value (cost $35,492)	35,853
Interest receivable	1,899,972
Securities lending income receivable	1,268
Receivable for investments sold	878,950
Receivable for capital shares issued	17,800
Reclaims receivable	5,634
Reimbursement from investment adviser (Note 3)	15,266
Prepaid expenses	34,859

Total Assets	128,998,427

Liabilities:
Payable for investments purchased	720,113
Payable for capital shares redeemed	59,142
Unrealized depreciation on forward foreign currency contracts (Note 2)	32,789
Payable upon return of securities loaned (Note 2)	2,228,874
Accrued expenses and other payables:
Investment advisory fees	68,336
Fund administration fees	16,173
Distribution fees	563
Administrative servicing fees	680
Accounting and transfer agent fees	2,258
Trustee fees	530
Custodian fees	1,789
Compliance program costs (Note 3)	171
Professional fees	34,455
Printing fees	10,109
Other	6,747

Total Liabilities	3,182,729

Net Assets	$125,815,698

Represented by:
Capital	$127,244,193
Total distributable earnings (loss)	(1,428,495)

Net Assets	$125,815,698

Net Assets:
Class A Shares	$1,595,616
Class C Shares	293,471
Class R6 Shares	119,517,691
Institutional Service Shares	4,408,920

Total	$125,815,698

16

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide Amundi Global High Yield Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	162,597
Class C Shares	29,932
Class R6 Shares	12,167,700
Institutional Service Shares	449,129

Total	12,809,358

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.81
Class C Shares (b)	$9.80
Class R6 Shares	$9.82
Institutional Service Shares	$9.82
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.04

Maximum Sales Charge:
Class A Shares	2.25%

*	Includes value of securities on loan of $2,136,370 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Amundi Global High Yield Fund
INVESTMENT INCOME:
Interest income	$8,577,205
Income from securities lending (Note 2)	34,281

Total Income	8,611,486

EXPENSES:
Investment advisory fees	790,444
Fund administration fees	113,132
Distribution fees Class A	3,513
Distribution fees Class C	1,665
Administrative servicing fees Class A	281
Administrative servicing fees Class C	40
Administrative servicing fees Institutional Service	2,405
Registration and filing fees	54,518
Professional fees	53,079
Printing fees	11,983
Trustee fees	4,501
Custodian fees	6,097
Accounting and transfer agent fees	8,958
Compliance program costs (Note 3)	617
Other	5,300

Total expenses before expenses reimbursed	1,056,533

Expenses reimbursed by adviser (Note 3)	(182,610)

Net Expenses	873,923

NET INVESTMENT INCOME	7,737,563

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	(2,884,518)
Settlement of forward foreign currency contracts (Note 2)	502,879
Foreign currency transactions (Note 2)	232,982

Net realized losses	(2,148,657)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	4,999,033
Forward foreign currency contracts (Note 2)	(110,330)
Translation of assets and liabilities denominated in foreign currencies	4,509

Net change in unrealized appreciation/depreciation	4,893,212

Net realized/unrealized gains	2,744,555

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$10,482,118

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

	Nationwide Amundi Global High Yield Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$7,737,563	$8,404,283
Net realized gains (losses)	(2,148,657)	1,851,903
Net change in unrealized appreciation/depreciation	4,893,212	(8,874,008)

Change in net assets resulting from operations	10,482,118	1,382,178

Distributions to Shareholders From:
Distributable earnings:
Class A	(108,427)	(97,498)
Class C	(12,204)	(11,890)
Class R6	(10,180,548)	(13,181,019)
Institutional Service	(165,871)	(96,190)

Change in net assets from shareholder distributions	(10,467,050)	(13,386,597)

Change in net assets from capital transactions	(3,259,919)	(5,454,683)

Change in net assets	(3,244,851)	(17,459,102)

Net Assets:
Beginning of year	129,060,549	146,519,651

End of year	$125,815,698	$129,060,549

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$503,665	$425,809
Dividends reinvested	58,737	71,902
Cost of shares redeemed	(228,352)	(125,861)

Total Class A Shares	334,050	371,850

Class C Shares
Proceeds from shares issued	164,827	63,300
Dividends reinvested	12,083	11,475
Cost of shares redeemed	(37,002)	(45,211)

Total Class C Shares	139,908	29,564

Class R6 Shares
Proceeds from shares issued	6,333,337	1,015,269
Dividends reinvested	10,180,548	13,181,019
Cost of shares redeemed	(23,155,081)	(21,160,999)

Total Class R6 Shares	(6,641,196)	(6,964,711)

Institutional Service Shares
Proceeds from shares issued	4,355,157	6,919,730
Dividends reinvested	163,352	95,276
Cost of shares redeemed	(1,611,190)	(5,906,392)

Total Institutional Service Shares	2,907,319	1,108,614

Change in net assets from capital transactions	$(3,259,919)	$(5,454,683)

19

Statements of Changes in Net Assets (Continued)

	Nationwide Amundi Global High Yield Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018

SHARE TRANSACTIONS:
Class A Shares
Issued	52,953	42,152
Reinvested	6,226	7,135
Redeemed	(24,196)	(12,426)

Total Class A Shares	34,983	36,861

Class C Shares
Issued	16,849	6,365
Reinvested	1,285	1,139
Redeemed	(3,826)	(4,546)

Total Class C Shares	14,308	2,958

Class R6 Shares
Issued	661,750	99,632
Reinvested	1,081,163	1,306,925
Redeemed	(2,430,913)	(2,095,994)

Total Class R6 Shares	(688,000)	(689,437)

Institutional Service Shares
Issued	449,027	688,285
Reinvested	17,177	9,502
Redeemed	(168,202)	(588,601)

Total Institutional Service Shares	298,002	109,186

Total change in shares	(340,707)	(540,432)

The accompanying notes are an integral part of these financial statements.

20

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Amundi Global High Yield Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$9.81	0.58	0.22	0.80	(0.76)	(0.04)	(0.80)	$9.81	8.70%		$1,595,616	0.97%	5.97%	1.12%	74.60%
Year Ended October 31, 2018	$10.69	0.59	(0.51)	0.08	(0.47)	(0.49)	(0.96)	$9.81	0.76%		$1,251,332	0.97%	5.90%	1.11%	103.59%
Year Ended October 31, 2017	$10.36	0.62	0.47	1.09	(0.71)	(0.05)	(0.76)	$10.69	10.89%		$970,539	0.96%	5.89%	1.06%	126.89%
Period Ended October 31, 2016 (g)	$10.00	0.58	0.27	0.85	(0.49)	–	(0.49)	$10.36	8.83%		$213,186	0.99%	5.83%	1.15%	96.27%

Class C Shares
Year Ended October 31, 2019	$9.80	0.50	0.23	0.73	(0.69)	(0.04)	(0.73)	$9.80	7.95%		$293,471	1.72%	5.22%	1.87%	74.60%
Year Ended October 31, 2018	$10.69	0.52	(0.52)	–	(0.40)	(0.49)	(0.89)	$9.80	(0.08%	)	$153,147	1.70%	5.16%	1.84%	103.59%
Year Ended October 31, 2017	$10.35	0.54	0.48	1.02	(0.63)	(0.05)	(0.68)	$10.69	10.17%		$135,407	1.70%	5.19%	1.80%	126.89%
Period Ended October 31, 2016 (g)	$10.00	0.50	0.27	0.77	(0.42)	–	(0.42)	$10.35	7.95%		$107,982	1.75%	5.02%	1.91%	96.27%

Class R6 Shares (h)
Year Ended October 31, 2019	$9.81	0.61	0.22	0.83	(0.78)	(0.04)	(0.82)	$9.82	9.10%		$119,517,691	0.70%	6.27%	0.85%	74.60%
Year Ended October 31, 2018	$10.70	0.62	(0.52)	0.10	(0.50)	(0.49)	(0.99)	$9.81	0.94%		$126,173,486	0.70%	6.15%	0.84%	103.59%
Year Ended October 31, 2017	$10.36	0.65	0.47	1.12	(0.73)	(0.05)	(0.78)	$10.70	11.26%		$144,964,962	0.70%	6.21%	0.80%	126.89%
Period Ended October 31, 2016 (g)	$10.00	0.60	0.28	0.88	(0.52)	–	(0.52)	$10.36	9.11%		$162,889,448	0.70%	6.08%	0.84%	96.27%

Institutional Service Class Shares
Year Ended October 31, 2019	$9.81	0.59	0.23	0.82	(0.77)	(0.04)	(0.81)	$9.82	8.99%		$4,408,920	0.80%	6.09%	0.95%	74.60%
Year Ended October 31, 2018	$10.70	0.61	(0.52)	0.09	(0.49)	(0.49)	(0.98)	$9.81	0.83%		$1,482,584	0.82%	6.06%	0.96%	103.59%
Year Ended October 31, 2017	$10.36	0.65	0.47	1.12	(0.73)	(0.05)	(0.78)	$10.70	11.26%		$448,743	0.70%	6.14%	0.81%	126.89%
Period Ended October 31, 2016 (g)	$10.00	0.60	0.28	0.88	(0.52)	–	(0.52)	$10.36	9.09%		$130,983	0.75%	6.07%	0.91%	96.27%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from November 3, 2015 (commencement of operations) through October 31, 2016. Total return is calculated based on inception date of November 2, 2015 through October 31, 2016.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

21

Fund Commentary	Nationwide Amundi Strategic Income Fund

For the annual period ended October 31, 2019, the Nationwide Amundi Strategic Income Fund (Institutional Service Class*) returned 6.18% versus 11.51% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Multisector Bond (consisting of 311 funds as of October 31, 2019), was 8.05 for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Driven by strong employment, the U.S. economy continued to expand during the one-year reporting period ended October 31, 2019, although at a slower pace than in the prior 12-month period. The unemployment rate fell from 3.8% to 3.6%, a marginal improvement, with the labor force participation rate edging up from 62.9% to 63.3%. Average hourly earnings growth flattened from the 3.3% pace in the last period to 3.0%, the lower figure indicating a tight labor market. The Core Consumer Price Index expanded from the 2.1% pace seen in October 2018 to 2.4% in September 2019.

Even with strong U.S. economic data, U.S. yields fell dramatically. Responding to the strong economic growth in 2018, the Federal Reserve (Fed) increased its short-term rate target to 2.25–2.5% at its December meeting. In contrast to the Fed’s optimism regarding the U.S. economy, markets for “risky” assets sold off strongly in late 2018 as investors became concerned about the effects of the expanding U.S.–China trade war, which many believed would push the United States into recession. The constant maturity U.S. Treasury 10-Year note, which had risen to 3.24% in early November 2018, closed 2018 at 2.69%, as bond investors’ sentiments swung from concerns about growth overheating the U.S. economy to believing there was an immediate need for interest rate cuts.

Spread assets rallied strongly at the beginning of 2019, supported by the Fed’s announcement of a policy of patience at its January meeting. Across the first half of 2019, close attention was paid to the Fed’s Board of Governors’ comments on monetary policy, although the first rate cut didn’t occur until the Fed’s July meeting. Economic data outside the United States deteriorated during 2019, with Germany, the largest European Union economy, swinging to the brink of recession. Although economic data continued to indicate that the U.S. economy was expanding, the Fed further reduced rates in September and October of 2019, with most observers describing the rate cuts as insurance against the spreading global weakness. With the Fed cutting rates, bond yields responded across the curve, with the U.S Treasury 10-Year note yield falling to 1.47% in late August. Markets stabilized in October, with the U.S. stock market nearing new records.

The Fund management team utilizes a relative value-driven investment process supported by an active management style that focuses on security selection and sector rotation. The Fund held exposures to multiple domestic and global fixed-income asset classes in which the Fund’s portfolio managers (PMs) adjusted allocations in response to changing market conditions. These asset classes included Investment Grade and High Yield Corporate Bonds, Leveraged Loans, Mortgage-Backed Securities, Asset-Backed Securities, and Non-U.S. Securities. The Fund’s PMs are positive on corporate credit fundamentals but are concerned about current tight spreads. The Fund’s PMs view the strong consumer as beneficial for Mortgage-Backed Securities and certain Asset-Backed Securities and find more relative value in these asset classes. Given the Fund’s PMs’ views on the relative attractiveness of credit spread markets over interest rates, the Fund was positioned with duration, or interest rate sensitivity, under one year.

For the reporting period, the Fund underperformed the returns of 11.51% for the Bloomberg Barclays U.S. Aggregate Index (U.S. Aggregate) and 8.38% for the Bloomberg Barclays U.S. High Yield Index (U.S. High Yield). The return for the U.S. Aggregate was driven primarily by duration, as its yield fell 1.35% for the period. As spreads moved 0.01% wider for the U.S. Aggregate and 0.20% wider for the U.S. High Yield, returns were a function of interest rate

22

Fund Commentary (cont.)	Nationwide Amundi Strategic Income Fund

positioning and coupon income. Security selection and asset allocation both contributed positively to Fund performance for the period. The Fund’s overweight to Industrials and Financial Corporate Debt as well as Securitized Credit sectors produced strong relative returns, and security selection was favorable in all three categories. The Fund’s positions in Bank Loans, Residential Mortgage-Backed Securities and Asset-Backed Securities further added to Fund performance for the period.

The Fund’s exposure to credit default swap indices, used to hedge the corporate bond exposures, detracted from Fund performance for the reporting period. Overall, the largest detractor from relative Fund return for the period was yield curve positioning and duration.

Subadviser:

Amundi Pioneer Institutional Asset Management, Inc.

Portfolio Managers:

Jonathan M. Duensing, CFA and Kenneth J. Monaghan

* Performance is shown for the Fund’s Institutional Service Class shares to correspond with the class used for performance reporting in the Fund’s prospectus. Class R6 shares previously were shown in the Fund’s annual reports for performance reporting.

The Fund is subject to the risks of investing in fixed-income securities (including high-yield bonds) and including default risk and interest rate risk. Funds that invest in high-yield securities are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds. Increased volatility may reduce the market value of high-yield bonds. They also are subject to the claims-paying ability of the issuing company. The Fund may invest in corporate loans (which have speculative characteristics and are high risk) and sovereign debt (a governmental entity may delay or refuse to pay interest or repay principal). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may concentrate on specific sectors or countries, subjecting it to greater volatility than that of other mutual funds. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and illiquidity and are highly volatile). The Fund’s holdings may subject the Fund to liquidity risk, making it more volatile than other mutual funds. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

23

Fund Overview	Nationwide Amundi Strategic Income Fund

Asset Allocation1

Corporate Bonds	53.7%
Collateralized Mortgage Obligations	18.1%
Loan Participations	9.0%
Asset-Backed Securities	6.6%
Commercial Mortgage-Backed Securities	3.7%
Foreign Government Securities	1.7%
Repurchase Agreements	0.9%
Supranational	0.6%
Short-Term Investment	0.1%
Futures Contracts	0.3%
Forward Currency Contracts†	(0.0)%
Credit Default Swaps	(0.6)%
Other assets in excess of liabilities§	5.9%
100.0%

Top Industries2

Banks	8.6%
Oil, Gas & Consumable Fuels	6.4%
Diversified Telecommunication Services	6.1%
Media	3.7%
Electric Utilities	2.5%
Capital Markets	2.5%
Chemicals	2.3%
Metals & Mining	2.1%
Insurance	2.1%
Hotels, Restaurants & Leisure	1.8%
Other Industries#	61.9%
100.0%

Top Holdings2

Verizon Communications, Inc., 1.50%, 9/19/2039	1.4%
FHLMC STACR Trust, 12.57%, 1/25/2049	1.4%
Petroleos Mexicanos, 6.84%, 1/23/2030	1.3%
Duke Energy Corp., 4.88%, 9/16/2024	1.2%
Expedia Group, Inc., 3.25%, 2/15/2030	1.2%
Charter Communications Operating LLC, 4.80%, 3/1/2050	1.1%
FNMA, 3.82%, 3/25/2031	1.1%
Neptune Energy Bondco plc, 6.63%, 5/15/2025	1.1%
Connecticut Avenue Securities Trust, 5.57%, 9/25/2039	1.1%
Flex Ltd., 4.88%, 6/15/2029	1.0%
Other Holdings#	88.1%
100.0%

Top Countries2

United States	71.8%
Bermuda	5.0%
United Kingdom	2.6%
Italy	2.2%
Switzerland	1.9%
Mexico	1.9%
Netherlands	1.6%
Singapore	1.6%
Luxembourg	1.4%
United Arab Emirates	1.2%
Other Countries#	8.8%
100.0%

†	Amount rounds to less than 0.1%.

§	Please refer to the Statement of Assets and Liabilities for additional details.

#	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

24

Fund Performance	Nationwide Amundi Strategic Income Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	3 Yr.	Inception
Class A	w/o SC1	5.86%	6.38%	6.82%	[2]
	w/SC3	3.43%	5.57%	6.21%	[2]
Class C	w/o SC1	5.08%	5.59%	6.03%	[2]
	w/SC4	4.08%	5.59%	6.03%	[2]
Class R6[5,6]		6.33%	6.73%	7.17%	[2]
Institutional Service Class[5]		6.18%	6.69%	7.12%	[2]
Bloomberg Barclays U.S. Aggregate Bond Index		11.51%	3.29%	3.55%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of November 2, 2015.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.34%	1.17%
Class C	2.09%	1.92%
Class R6	0.84%	0.67%
Institutional Service Class	1.09%	0.92%

^

Current effective prospectus dated February 28, 2019. The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

25

Fund Performance (cont.)	Nationwide Amundi Strategic Income Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Amundi Strategic Income Fund from inception through 10/31/19 versus the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

26

Shareholder Expense Example	Nationwide Amundi Strategic Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Amundi Strategic Income Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19	Expense Ratio During Period (%) 5/1/19 - 10/31/19
Class A Shares	Actual	(a)	1,000.00	1,024.30	5.61	1.10
	Hypothetical	(a)(b)	1,000.00	1,019.66	5.60	1.10
Class C Shares	Actual	(a)	1,000.00	1,021.30	9.07	1.78
	Hypothetical	(a)(b)	1,000.00	1,016.23	9.05	1.78
Class R6 Shares	Actual	(a)	1,000.00	1,027.50	3.42	0.67
	Hypothetical	(a)(b)	1,000.00	1,021.83	3.41	0.67
Institutional Service Shares	Actual	(a)	1,000.00	1,027.10	3.88	0.76
	Hypothetical	(a)(b)	1,000.00	1,021.37	3.87	0.76

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

27

Statement of Investments

October 31, 2019

Nationwide Amundi Strategic Income Fund

Asset-Backed Securities 6.6%

	Principal Amount	Value

CANADA 0.0%†
Airlines 0.0%†
Air Canada Pass-Through Trust, Series 2013-1, Class B, 5.38%, 5/15/2021 (a)	$60,633	$62,380

UNITED STATES 6.6%
Automobiles 2.3%
CPS Auto Receivables Trust, Series 2018-A, Class D, 3.66%, 12/15/2023 (a)	170,000	173,280
First Investors Auto Owner Trust, Series 2017-2A, Class E, 5.48%, 10/15/2024 (a)	350,000	363,025
Foursight Capital Automobile Receivables Trust
Series 2018-1, Class E, 5.56%, 1/16/2024 (a)	230,000	240,037
Series 2018-1, Class F, 6.82%, 4/15/2025 (a)	1,080,000	1,121,680
Tidewater Auto Receivables Trust, Series 2018-AA, Class E, 5.48%, 10/15/2026 (a)	750,000	767,761
United Auto Credit Securitization Trust, Series 2019-1, Class E, 4.29%, 8/12/2024 (a)	650,000	658,636
Westlake Automobile Receivables Trust, Series 2018-3A, Class E, 4.90%, 12/15/2023 (a)	490,000	507,305

		3,831,724

Credit Card 0.7%
Continental Credit Card ABS LLC, Series 2019-1A, Class C, 6.16%, 8/15/2026 (a)	1,200,000	1,213,930

Other 3.6%
BCC Funding XIV LLC, Series 2018-1A, Class E, 6.00%, 4/21/2025 (a)	750,000	770,197
Conn’s Receivables Funding LLC, Series 2018-A, Class C, 6.02%, 1/15/2023 (a)	708,144	713,974
Progress Residential Trust
Series 2017-SFR1, Class E, 4.26%, 8/17/2034 (a)	310,000	317,981
Series 2017-SFR1, Class F, 5.35%, 8/17/2034 (a)	1,200,000	1,240,402
Series 2018-SFR1, Class F, 4.78%, 3/17/2035 (a)	900,000	914,114
Series 2019-SFR2, Class E, 4.14%, 5/17/2036 (a)	1,000,000	1,025,171
Tricon American Homes Trust
Series 2016-SFR1, Class F, 5.77%, 11/17/2033 (a)	240,000	246,370
Series 2017-SFR2, Class D, 3.67%, 1/17/2036 (a)	150,000	153,771
Series 2017-SFR2, Class E, 4.22%, 1/17/2036 (a)	475,000	487,257
Series 2017-SFR2, Class F, 5.10%, 1/17/2036 (a)	140,000	145,659

		6,014,896

		11,060,550

Total Asset-Backed Securities (cost $10,878,059)		11,122,930

Collateralized Mortgage Obligations 18.1%

	Principal Amount	Value

BERMUDA 4.0%
Bellemeade Re Ltd.
Series 2018-1A, Class M1B, 3.42%, 4/25/2028 (a)(b)	$905,005	$905,965
Series 2018-2A, Class B1, 4.47%, 8/25/2028 (a)(b)	460,000	461,708
Eagle RE Ltd., Series 2019-1, Class M1B, 3.62%, 4/25/2029 (a)(b)	1,190,000	1,192,910
Home Re Ltd., Series 2018-1, Class M1, 3.42%, 10/25/2028 (a)(b)	790,918	791,328
Oaktown Re II Ltd., Series 2018-1A, Class M1, 3.37%, 7/25/2028 (a)(b)	1,205,687	1,205,973
Oaktown Re III Ltd., Series 2019-1A, Class B1B, 6.17%, 7/25/2029 (a)(b)	1,520,000	1,526,317
Radnor RE Ltd., Series 2019-2, Class B1, 4.52%, 6/25/2029 (a)(b)	640,000	639,804

		6,724,005

UNITED STATES 14.1%
Angel Oak Mortgage Trust LLC, Series 2017-1, Class B1, 6.18%, 1/25/2047 (a)(b)	470,000	474,157
Connecticut Avenue Securities Trust
Series 2019-R04, Class 2B1, 7.07%, 6/25/2039 (a)(b)	720,000	786,231
Series 2019-R05, Class 1B1, 5.92%, 7/25/2039 (a)(b)	500,000	518,927
Series 2019-R06, Class 2B1, 5.57%, 9/25/2039 (a)(b)	1,660,000	1,673,561
Deephaven Residential Mortgage Trust
Series 2018-2A, Class M1, 4.38%, 4/25/2058 (a)(b)	350,000	354,204
Series 2018-2A, Class B2, 6.04%, 4/25/2058 (a)(b)	940,000	977,103
Series 2019-3A, Class B2, 5.66%, 7/25/2059 (a)(b)	400,000	402,550
FHLMC REMICS
Series 4395, Class TI, IO, 4.00%, 5/15/2026	150,216	10,818
Series 3927, Class AI, IO, 4.50%, 8/15/2026	406,554	26,830
Series 4097, Class CI, IO, 3.00%, 8/15/2027	567,135	42,503
Series 4123, Class DI, IO, 3.00%, 10/15/2027	1,473,215	113,636
Series 4244, Class AI, IO, 4.50%, 8/15/2028	295,588	22,231
FHLMC STACR Trust
Series 2018-HQA2, Class B2, 12.82%, 10/25/2048 (a)(b)	1,090,000	1,374,790
Series 2019-DNA1, Class B2, 12.57%, 1/25/2049 (a)(b)	1,700,000	2,173,753
Series 2019-HRP1, Class B1, 5.87%, 2/25/2049 (a)(b)	1,100,000	1,151,084

28

Statement of Investments (Continued)

October 31, 2019

Nationwide Amundi Strategic Income Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

UNITED STATES (continued)
FHLMC STACR Trust (continued)
Series 2019-HQA1, Class B2, 14.07%, 2/25/2049 (a)(b)	$600,000	$798,308
Series 2019-HQA2, Class B1, 5.92%, 4/25/2049 (a)(b)	100,000	104,899
Series 2019-HQA2, Class B2, 13.07%, 4/25/2049 (a)(b)	510,000	637,859
Series 2019-DNA3, Class B2, 9.97%, 7/25/2049 (a)(b)	1,410,000	1,555,408
FHLMC Structured Agency Credit Risk Debt Notes
Series 2015-HQ1, Class B, 12.57%, 3/25/2025(b)	404,187	530,796
Series 2015-HQA1, Class B, 10.62%, 3/25/2028 (b)	565,040	693,980
Series 2017-HQA1, Class B1, 6.82%, 8/25/2029 (b)	1,000,000	1,130,220
FNMA
Series 2016-C05, Class 2M2, 6.27%, 1/25/2029 (b)	1,342,749	1,412,712
Series 2016-C04, Class 1B, 12.07%, 1/25/2029 (b)	199,316	267,426
Series 2018-C06, Class 1M2, 3.82%, 3/25/2031 (b)	1,750,000	1,753,079
Series 2018-C06, Class 1B1, 5.57%, 3/25/2031 (b)	600,000	632,026
FNMA REMICS
Series 2012-130, Class UI, IO, 3.00%, 12/25/2027	717,522	50,194
Series 2012-150, Class BI, IO, 3.00%, 1/25/2028	671,781	50,264
Series 2013-5, Class YI, IO, 3.00%, 2/25/2028	757,387	55,492
Series 2009-31, Class PI, IO, 5.00%, 11/25/2038	167,071	19,742
GNMA REMICS
Series 2011-167, Class, IO, 5.00%, 12/16/2020	7,877	111
Series 2013-84, Class SC, IO, 4.69%, 3/16/2040 (b)	133,790	21,402
Series 2011-135, Class QI, IO, 4.50%, 6/16/2041	157,663	23,006
Series 2012-140, Class IC, IO, 3.50%, 11/20/2042	203,657	34,889
Series 2016-5, Class CS, IO, 4.30%, 1/20/2046 (b)	269,911	51,548
Series 2016-20, Class SB, IO, 4.25%, 2/20/2046 (b)	295,978	51,925
Series 2016-17, Class JS, IO, 4.25%, 2/20/2046 (b)	257,326	43,691
Series 2016-81, Class, IO, 4.00%, 6/20/2046	164,164	25,829
Series 2016-88, Class SM, IO, 4.25%, 7/20/2046 (b)	264,312	45,588
Series 2016-108, Class QI, IO, 4.00%, 8/20/2046	135,090	35,688
Series 2016-118, Class DS, IO, 4.25%, 9/20/2046 (b)	272,349	54,910
Series 2016-145, Class UI, IO, 3.50%, 10/20/2046	186,635	30,727

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

UNITED STATES (continued)
STACR Trust
Series 2018-HRP2, Class B1, 6.02%, 2/25/2047 (a)(b)	$1,310,000	$1,392,531
Series 2018-HRP2, Class B2, 12.32%, 2/25/2047 (a)(b)	1,380,000	1,521,946
Verus Securitization Trust, Series 2019-INV2, Class B1, 4.45%, 7/25/2059 (a)(b)	430,000	434,459

		23,563,033

Total Collateralized Mortgage Obligations (cost $28,182,200)		30,287,038

Commercial Mortgage-Backed Securities 3.7%
UNITED STATES 3.7%
COMM Mortgage Trust, Series 2015-CR26, Class D, 3.48%, 10/10/2048(b)	1,350,000	1,284,914
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class D, 3.58%, 11/15/2048 (b)	250,000	247,924
GS Mortgage Securities Trust, Series 2016-GS4, Class D, 3.23%, 11/10/2049 (a)(b)	1,340,000	1,255,602
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, Class D, 4.77%, 6/15/2047 (a)(b)	950,000	769,580
Morgan Stanley Capital I Trust, Series 2016-UBS9, Class D, 3.00%, 3/15/2049 (a)	785,000	728,211
Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, 5.05%, 10/15/2049 (a)(b)	500,000	514,375
UBS Commercial Mortgage Trust, Series 2017-C4, Class C, 4.45%, 10/15/2050 (b)	810,000	872,873
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class D, 4.88%, 1/15/2059 (b)	125,000	133,154
WFRBS Commercial Mortgage Trust, Series 2013-C12, Class D, 4.40%, 3/15/2048 (a)(b)	445,000	446,913

Total Commercial Mortgage-Backed Securities (cost $5,818,390)		6,253,546

Corporate Bonds 53.7%
ARGENTINA 0.4%
Electric Utilities 0.4%
Stoneway Capital Corp., 10.00%, 3/1/2027 (a)	1,381,510	704,584

BERMUDA 0.7%
Beverages 0.7%
Bacardi Ltd., 5.30%, 5/15/2048 (a)	1,000,000	1,126,257

29

Statement of Investments (Continued)

October 31, 2019

Nationwide Amundi Strategic Income Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

BRAZIL 0.5%
Chemicals 0.5%
Braskem Netherlands Finance BV, 4.50%, 1/10/2028 (a)	$885,000	$888,098

CANADA 0.9%
Aerospace & Defense 0.5%
Bombardier, Inc., 7.88%, 4/15/2027 (a)	835,000	786,987

Energy Equipment & Services 0.4%
Tervita Corp., 7.63%, 12/1/2021 (a)	704,000	695,200

		1,482,187

CHILE 0.6%
Airlines 0.6%
Latam Finance Ltd., 7.00%, 3/1/2026 (a)	895,000	963,915

DENMARK 0.7%
Banks 0.7%
Danske Bank A/S (ICE LIBOR USD 3 Month + 1.25%), 3.00%, 9/20/2022 (a)(c)	637,000	643,008
5.38%, 1/12/2024 (a)	448,000	493,736

		1,136,744

FRANCE 0.4%
Banks 0.4%
Societe Generale SA, (USD Swap Semi 5 Year + 4.30%), 7.38%, 10/04/2023 (a)(c)(d)	675,000	721,406

IRELAND 1.1%
Banks 0.4%
AIB Group plc, (ICE LIBOR USD 3 Month + 1.87%), 4.26%, 4/10/2025 (a)(c)	620,000	653,024

Consumer Finance 0.5%
Avolon Holdings Funding Ltd., 3.63%, 5/1/2022 (a)	800,000	816,640

Media 0.2%
LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027 (a)	395,000	405,369

		1,875,033

ITALY 2.2%
Banks 1.4%
Intesa Sanpaolo SpA, Series XR, 4.70%, 9/23/2049 (a)	945,000	967,584
UniCredit SpA, (USD ICE Swap Rate 5 Year + 3.70%), 5.86%, 6/19/2032 (a)(c)	1,260,000	1,309,945

		2,277,529

Household Durables 0.4%
International Design Group SpA, 6.50%, 11/15/2025 (a)	EUR 585,000	658,975

Corporate Bonds (continued)

	Principal Amount	Value

ITALY (continued)
Pharmaceuticals 0.4%
Rossini Sarl, 6.75%, 10/30/2025 (a)	$475,000	$585,552

		3,522,056

JAPAN 0.7%
Banks 0.7%
Sumitomo Mitsui Financial Group, Inc., 3.20%, 9/17/2029	1,155,000	1,167,773

LUXEMBOURG 1.3%
Chemicals 0.5%
INEOS Finance plc, 2.88%, 5/1/2026 (a)	EUR 725,000	798,485

Media 0.8%
Altice Luxembourg SA, 10.50%, 5/15/2027 (a)	$1,200,000	1,357,500

		2,155,985

MEXICO 1.8%
Hotels, Restaurants & Leisure 0.6%
Grupo Posadas SAB de CV, 7.88%, 6/30/2022 (a)	988,000	988,000

Oil, Gas & Consumable Fuels 1.2%
Petroleos Mexicanos, 6.84%, 1/23/2030 (a)	1,925,000	2,054,937

		3,042,937

NETHERLANDS 1.5%
Banks 0.9%
ING Groep NV, 3.55%, 4/9/2024	1,440,000	1,509,357

Chemicals 0.4%
OCI NV, 3.13%, 11/1/2024 (a)	EUR 575,000	654,123

Professional Services 0.2%
Intertrust Group BV, 3.38%, 11/15/2025 (a)	300,000	350,115

		2,513,595

SINGAPORE 1.4%
Consumer Finance 0.7%
Avation Capital SA, 6.50%, 5/15/2021 (a)	$1,205,000	1,256,212

Trading Companies & Distributors 0.7%
BOC Aviation Ltd., 3.50%, 10/10/2024 (a)	1,160,000	1,192,653

		2,448,865

SWITZERLAND 1.8%
Auto Components 0.3%
Garrett LX I Sarl, 5.13%, 10/15/2026 (a)	EUR 475,000	490,035

Capital Markets 1.5%
Credit Suisse Group AG, (USD Swap Semi 5 Year + 4.60%), 7.50%, 7/17/2023 (a)(c)(d)	$675,000	727,920

30

Statement of Investments (Continued)

October 31, 2019

Nationwide Amundi Strategic Income Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

SWITZERLAND (continued)
Capital Markets (continued)
UBS Group AG, (USD Swap Semi 5 Year + 4.34%), 7.00%, 1/31/2024 (a)(c)(d)	$640,000	$686,400
VistaJet Malta Finance plc, 10.50%, 6/1/2024 (a)	1,208,000	1,174,780

		2,589,100

		3,079,135

UKRAINE 0.7%
Metals & Mining 0.7%
Metinvest BV, 7.75%, 10/17/2029 (a)	1,120,000	1,107,232

UNITED ARAB EMIRATES 0.3%
Energy Equipment & Services 0.3%
Shelf Drilling Holdings Ltd., 8.25%, 2/15/2025 (a)	560,000	470,400

UNITED KINGDOM 2.3%
Banks 0.8%
Barclays plc
(USD Swap Semi 5 Year + 4.84%), 7.75%, 9/15/2023 (c)(d)	800,000	852,000
(ICE LIBOR USD 3 Month + 3.05%), 5.09%, 6/20/2030 (c)	545,000	592,332

		1,444,332

Insurance 0.2%
Galaxy Bidco Ltd., 6.50%, 7/31/2026 (a)	GBP 255,000	334,856

Oil, Gas & Consumable Fuels 1.0%
Neptune Energy Bondco plc, 6.63%, 5/15/2025 (a)	$1,715,000	1,706,425

Road & Rail 0.3%
Ashtead Capital, Inc.
4.00%, 5/1/2028 (a)	300,000	301,125
4.25%, 11/1/2029 (a)	240,000	242,400

		543,525

		4,029,138

UNITED STATES 34.4%
Auto Components 0.2%
Panther BF Aggregator 2 LP, 4.38%, 5/15/2026 (a)	EUR 325,000	365,191

Banks 2.8%
Bank of America Corp., Series JJ, (ICE LIBOR USD 3 Month + 3.29%), 5.13%, 6/20/2024 (c)(d)	$1,410,000	1,484,025
Citigroup, Inc., (ICE LIBOR USD 3 Month + 0.90%), 3.35%, 4/24/2025 (c)	1,070,000	1,113,185
JPMorgan Chase & Co., Series FF, (SOFR + 3.38%), 5.00%, 8/01/2024 (c)(d)	932,000	969,280
Wells Fargo & Co., (ICE LIBOR USD 3 Month + 1.17%), 2.88%, 10/30/2030 (c)	1,085,000	1,088,463

		4,654,953

Corporate Bonds (continued)

	Principal Amount	Value

UNITED STATES (continued)
Biotechnology 0.8%
Horizon Pharma USA, Inc., 5.50%, 8/1/2027 (a)	$1,215,000	$1,268,156

Building Products 0.6%
Patrick Industries, Inc., 7.50%, 10/15/2027 (a)	617,000	640,138
Summit Materials LLC, 6.50%, 3/15/2027 (a)	345,000	372,600

		1,012,738

Capital Markets 0.8%
Goldman Sachs Group, Inc. (The), (ICE LIBOR USD 3 Month + 1.16%), 3.81%, 4/23/2029 (c)	1,210,000	1,284,400

Chemicals 0.8%
Hexion, Inc., 7.88%, 7/15/2027 (a)	655,000	630,438
Olin Corp., 5.63%, 8/1/2029	605,000	628,153

		1,258,591

Commercial Services & Supplies 0.8%
Prime Security Services Borrower LLC
5.25%, 4/15/2024 (a)	220,000	225,225
5.75%, 4/15/2026 (a)	1,090,000	1,116,923

		1,342,148

Consumer Finance 0.5%
Ford Motor Credit Co. LLC, 5.58%, 3/18/2024	745,000	793,998

Diversified Consumer Services 0.4%
Sotheby’s, 7.38%, 10/15/2027 (a)	745,000	745,000

Diversified Financial Services 0.5%
Fixed Income Trust, Series 2013-A, 7.70%, 10/15/2097 (a)(e)	420,000	550,843
Verscend Escrow Corp., 9.75%, 8/15/2026 (a)	335,000	356,356

		907,199

Diversified Telecommunication Services 3.9%
CCO Holdings LLC, 4.75%, 3/1/2030 (a)	1,320,000	1,346,004
Frontier Communications Corp.
7.13%, 1/15/2023	750,000	337,500
8.50%, 4/1/2026 (a)	265,000	265,662
Level 3 Financing, Inc., 4.63%, 9/15/2027 (a)	1,345,000	1,368,538
Verizon Communications, Inc., 1.50%, 9/19/2039	EUR 2,000,000	2,210,083
Windstream Services LLC, 8.63%, 10/31/2025 (a)(e)	$1,000,000	1,001,250

		6,529,037

Electric Utilities 1.9%
Duke Energy Corp., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.39%), 4.88%, 9/16/2024 (c)(d)	1,816,000	1,915,880

31

Statement of Investments (Continued)

October 31, 2019

Nationwide Amundi Strategic Income Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

UNITED STATES (continued)
Electric Utilities (continued)
Southern California Edison Co., Series B, 4.88%, 3/1/2049	$600,000	$713,531
Vistra Operations Co. LLC, 5.63%, 2/15/2027 (a)	540,000	572,400

		3,201,811

Electronic Equipment, Instruments & Components 1.6%
Belden, Inc., 3.88%, 3/15/2028 (a)	EUR 905,000	1,050,169
Flex Ltd., 4.88%, 6/15/2029	$1,512,000	1,634,221

		2,684,390

Energy Equipment & Services 0.5%
Transocean Sentry Ltd., 5.38%, 5/15/2023 (a)	785,000	777,150

Entertainment 1.0%
Netflix, Inc.
3.88%, 11/15/2029 (a)	EUR 560,000	639,027
3.63%, 6/15/2030 (a)	965,000	1,074,919

		1,713,946

Equity Real Estate Investment Trusts (REITs) 0.7%
iStar, Inc., 4.75%, 10/1/2024	$625,000	644,531
MPT Operating Partnership LP, 4.63%, 8/1/2029	505,000	526,786

		1,171,317

Food Products 0.5%
Simmons Foods, Inc., 5.75%, 11/1/2024 (a)	911,000	891,641

Health Care Providers & Services 0.9%
BCPE Cycle Merger Sub II, Inc., 10.63%, 7/15/2027 (a)	930,000	869,550
Surgery Center Holdings, Inc., 10.00%, 4/15/2027 (a)	585,000	592,312

		1,461,862

Hotels, Restaurants & Leisure 1.1%
Enterprise Development Authority (The), 12.00%, 7/15/2024 (a)	1,175,000	1,286,625
Scientific Games International, Inc., 3.38%, 2/15/2026 (a)	EUR 135,000	152,448
VOC Escrow Ltd., 5.00%, 2/15/2028 (a)	$440,000	457,600

		1,896,673

Independent Power and Renewable Electricity Producers 0.2%
Clearway Energy Operating LLC, 5.75%, 10/15/2025	300,000	307,875

Insurance 1.8%
CNO Financial Group, Inc., 5.25%, 5/30/2029	560,000	617,607
Farmers Exchange Capital III, (ICE LIBOR USD 3 Month + 3.45%), 5.45%, 10/15/2054 (a)(c)	1,070,000	1,232,116
Liberty Mutual Group, Inc., (EUR Swap Annual 5 Year + 3.70%), 3.63%, 5/23/2059 (a)(c)	EUR 950,000	1,099,395

		2,949,118

Corporate Bonds (continued)

	Principal Amount	Value

UNITED STATES (continued)
Internet & Direct Marketing Retail 1.1%
Expedia Group, Inc., 3.25%, 2/15/2030 (a)	$1,905,000	$1,906,298

IT Services 0.4%
Fiserv, Inc., 1.63%, 7/1/2030	EUR 630,000	746,579

Machinery 0.5%
EnPro Industries, Inc., 5.75%, 10/15/2026	$790,000	835,425

Media 2.3%
Charter Communications Operating LLC, 4.80%, 3/1/2050	1,765,000	1,806,740
Diamond Sports Group LLC, 6.63%, 8/15/2027 (a)(f)	445,000	458,350
MDC Partners, Inc., 6.50%, 5/1/2024 (a)	1,517,000	1,450,631

		3,715,721

Metals & Mining 0.5%
Freeport-McMoRan, Inc., 5.25%, 9/1/2029	830,000	844,774

Oil, Gas & Consumable Fuels 3.8%
Blue Racer Midstream LLC, 6.63%, 7/15/2026 (a)	715,000	668,525
Cheniere Energy Partners LP, 4.50%, 10/1/2029 (a)	625,000	636,719
EnLink Midstream LLC, 5.38%, 6/1/2029	871,000	773,012
EQT Corp., 3.90%, 10/1/2027(f)	1,250,000	1,113,939
Genesis Energy LP
6.50%, 10/1/2025	880,000	836,000
6.25%, 5/15/2026	425,000	393,125
Midwest Connector Capital Co. LLC, 4.63%, 4/1/2029 (a)	587,000	643,964
MPLX LP, 4.50%, 4/15/2038	610,000	623,316
TerraForm Power Operating LLC, 4.75%, 1/15/2030 (a)	575,000	594,406

		6,283,006

Paper & Forest Products 0.6%
Schweitzer-Mauduit International, Inc., 6.88%, 10/1/2026 (a)	940,000	1,003,450

Pharmaceuticals 0.4%
Bausch Health Cos., Inc.
7.00%, 1/15/2028 (a)	257,000	277,239
7.25%, 5/30/2029 (a)	373,000	410,766

		688,005

Semiconductors & Semiconductor Equipment 0.2%
Broadcom, Inc., 4.25%, 4/15/2026 (a)	384,000	400,876

Specialty Retail 0.6%
Michaels Stores, Inc., 8.00%, 7/15/2027 (a)	929,000	917,109

Technology Hardware, Storage & Peripherals 0.4%
Dell International LLC, 4.90%, 10/1/2026 (a)	560,000	607,595

32

Statement of Investments (Continued)

October 31, 2019

Nationwide Amundi Strategic Income Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

UNITED STATES (continued)
Thrifts & Mortgage Finance 1.0%
Freedom Mortgage Corp.
8.13%, 11/15/2024 (a)	$1,175,000	$1,101,562
8.25%, 4/15/2025 (a)	580,000	546,650

		1,648,212

Trading Companies & Distributors 0.3%
United Rentals North America, Inc., 3.88%, 11/15/2027	540,000	545,535

		57,359,779

Total Corporate Bonds (cost $88,301,172)		89,795,119

Foreign Government Securities 1.7%
QATAR 0.8%
Qatar Government Bond, 4.82%, 3/14/2049 (a)	1,135,000	1,395,846

UNITED ARAB EMIRATES 0.9%
Abu Dhabi Government Bond, 3.13%, 9/30/2049 (a)	1,483,000	1,427,061

Total Foreign Government Securities (cost $2,582,988)		2,822,907

Supranational 0.6%
SUPRANATIONAL 0.6%
Banque Ouest Africaine de Developpement, 4.70%, 10/22/2031 (a)	950,000	956,004

Total Supranational (cost $950,000)		956,004

Loan Participations 9.0%
UNITED STATES 9.0%
Auto Components 0.4%
Trico Group LLC, Term Loan, (ICE LIBOR USD 3 Month + 7.00%), 9.10%, 2/2/2024 (c)	611,416	593,074

Commercial Services & Supplies 0.1%
West Corp., Term Loan, (ICE LIBOR USD 1 Month + 4.00%), 5.93%, 10/10/2024 (c)	120,093	99,634

Communications Equipment 0.2%
CommScope, Inc., Term Loan B2, (ICE LIBOR USD 1 Month + 3.25%), 5.04%, 4/6/2026 (c)	395,000	386,978

Containers & Packaging 0.2%
Kloeckner Pentaplast, Term Loan, (ICE LIBOR USD 3 Month + 4.25%), 6.18%, 6/30/2022 (c)	450,800	369,656

Diversified Telecommunication Services 1.9%
CenturyLink, Inc., Term Loan, (ICE LIBOR USD 1 Month + 2.75%), 4.54%, 1/31/2025 (c)	1,200,833	1,187,780

Loan Participations (continued)

	Principal Amount	Value

UNITED STATES (continued)
Diversified Telecommunication Services (continued)
Numericable US LLC, Term Loan B11, (ICE LIBOR USD 1 Month + 2.75%), 4.54%, 7/31/2025 (c)	$438,750	$424,078
Windstream Corp., Term Loan B, (ICE LIBOR USD 1 Month + 5.00%), 9.75%, 3/29/2021 (c)	850,278	858,025
Windstream Refinance, 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 4.25%), 9.00%, 2/17/2024 (c)	615,000	613,290

		3,083,173

Equity Real Estate Investment Trusts (REITs) 0.2%
Iron Mountain, Inc., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 1.75%), 3.54%, 1/2/2026 (c)	329,975	324,887

Food Products 0.8%
JBS USA LLC, Term Loan B, (ICE LIBOR USD 1 Month + 2.50%), 4.29%, 5/1/2026 (c)	1,373,100	1,376,684

Health Care Providers & Services 0.6%
RegionalCare Hospital Partners Holdings, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 4.50%), 6.30%, 11/16/2025 (c)	1,057,013	1,053,778

IT Services 0.8%
Dyncorp International, Inc., Term Loan, (ICE LIBOR USD 1 Month + 6.00%), 7.91%, 8/18/2025 (c)	1,270,000	1,235,875

Machinery 0.5%
Shape Technologies Group, Inc., Term Loan, (ICE LIBOR USD 3 Month + 3.00%), 4.93%, 4/19/2025 (c)	995,729	896,156

Media 0.2%
Diamond Sports Group LLC, Term Loan, (ICE LIBOR USD 1 Month + 3.25%), 5.08%, 8/24/2026 (c)	380,000	381,425

Metals & Mining 0.8%
Aleris International, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 4.75%), 6.54%, 2/27/2023 (c)	1,234,375	1,233,610
Big River Steel LLC, 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 5.00%), 7.10%, 8/23/2023 (c)	122,500	121,352

		1,354,962

Personal Products 0.5%
Alphabet Holding Co., Inc., Term Loan, (ICE LIBOR USD 1 Month + 3.50%), 5.29%, 9/26/2024 (c)	890,768	810,848

Pharmaceuticals 0.2%
Bausch Health Cos., Inc., Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 4.92%, 6/2/2025 (c)	378,976	380,200

33

Statement of Investments (Continued)

October 31, 2019

Nationwide Amundi Strategic Income Fund (Continued)

Loan Participations (continued)

	Principal Amount	Value

UNITED STATES (continued)
Semiconductors & Semiconductor Equipment 0.3%
Microchip Technology, Inc., Term Loan, (ICE LIBOR USD 1 Month + 2.00%), 3.79%, 5/29/2025 (c)	$508,779	$509,415

Wireless Telecommunication Services 1.3%
SBA Senior Finance II LLC, 2nd Lien Term Loan, (ICE LIBOR USD 1 Month + 2.00%), 3.79%, 4/6/2025 (c)	1,318,313	1,321,081
Sprint Communications, Inc., Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 4.81%, 2/2/2024 (c)	808,888	803,492

		2,124,573

Total Loan Participation (cost $15,138,328)		14,981,318

Short-Term Investment 0.1%

	Shares

Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 1.76% (g)(h)	138,434	138,434

Total Short-Term Investment (cost $138,434)		138,434

Repurchase Agreements 0.9%

	Principal Amount

BNP Paribas Securities Corp. 1.70%, dated 10/31/2019, due 11/1/2019, repurchase price $957,836, collateralized by U.S. Treasury Note, 2.50%, maturing 2/28/2021; total market value $980,599. (h)(i)	$957,790	957,790
Royal Bank of Canada 1.68%, dated 10/31/2019, due 11/1/2019, repurchase price $472,817, collateralized by U.S. Treasury Note, 3.00%, maturing 9/30/2025; total market value $484,002. (h)(i)	472,795	472,795

Total Repurchase Agreements (cost $1,430,585)		1,430,585

Total Investments (cost $153,420,156) — 94.4%		157,787,881

Other assets in excess of liabilities — 5.6%		9,374,051

NET ASSETS — 100.0%		$167,161,932

†	Amount rounds to less than 0.1%.

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at October 31, 2019 was $102,557,991 which represents 61.35% of net assets.

(b)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of October 31, 2019.

(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2019.

(d)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2019. The maturity date reflects the next call date.

(e)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2019.

(f)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $1,550,497, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $138,434 and $1,430,585, respectively, a total value of $1,569,019.

(g)	Represents 7-day effective yield as of October 31, 2019.

(h)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2019 was $1,569,019.

(i)	Please refer to Note 2(j) for additional information on the joint repurchase agreement.

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

ICE	Intercontinental Exchange

IO	Interest only

LIBOR	London Interbank Offered Rate

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

SOFR	Secured Overnight Financing Rate

Currency:

EUR	Euro

GBP	British Pound

USD	United States Dollar

34

Statement of Investments (Continued)

October 31, 2019

Nationwide Amundi Strategic Income Fund (Continued)

Centrally Cleared Credit default swap contracts outstanding — buy protection as of October 31, 2019(1):

Reference Obligation/Index	Financing Rate Paid by the Fund (%)	Payment Frequency	Maturity Date	Implied Credit Spread (%)(2)	Notional Amount(3)	Upfront Payments (Receipts) ($)(4)	Unrealized Appreciation (Depreciation) ($)	Value ($)
Markit CDX North American High Yield Index Series 33-V1	5.00	Quarterly	12/20/2024	3.39	USD 42,800,000	(2,472,415)	(820,410)	(3,292,825)
Markit CDX North American Investment Grade Index Series 33-V1	1.00	Quarterly	12/20/2024	0.55	USD 34,750,000	(649,955)	(149,555)	(799,510)

						(3,122,370)	(969,965)	(4,092,335)

1

The Fund, as a buyer of credit protection, pays periodic payments and any upfront premium to the protection seller, and is obligated to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of each individual swap contract.

2

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make a payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

3	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
4

Upfront premiums generally related to payments received or paid at the initiation of the swap agreement to compensate for differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

At October 31, 2019, the Fund has $1,846,451 segregated as collateral for swap contracts.

Currency:

USD	United States Dollar

Forward foreign currency contracts outstanding as of October 31, 2019:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	9,018,758	EUR	8,095,000	JPMorgan Chase Bank	11/29/2019	(24,292)
USD	328,680	GBP	255,000	JPMorgan Chase Bank	11/29/2019	(1,893)

Net unrealized depreciation						(26,185)

At October 31, 2019, the Fund has $270,000 segregated as collateral for forward foreign currency contracts.

Currency:

EUR	Euro

GBP	British Pound

USD	United States Dollar

35

Statement of Investments (Continued)

October 31, 2019

Nationwide Amundi Strategic Income Fund (Continued)

Futures contracts outstanding as of October 31, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Short Contracts
Euro-Bund	(51)	12/2019	EUR	(9,769,760)	230,195
U.S. Treasury 2 Year Note	(72)	12/2019	USD	(15,523,312)	(15,551)
U.S. Treasury 5 Year Note	(301)	12/2019	USD	(35,880,141)	133,965
U.S. Treasury 10 Year Note	(27)	12/2019	USD	(3,518,016)	(17,838)
U.S. Treasury 10 Year Ultra Note	(51)	12/2019	USD	(7,247,578)	75,791
U.S. Treasury Ultra Bond	(60)	12/2019	USD	(11,385,000)	46,120
USD 10 Year Interest Rate	(26)	12/2019	USD	(2,575,219)	43,492

					496,174

At October 31, 2019, the Fund had $899,953 segregated as collateral with the broker for open futures contracts.

Currency:

EUR	Euro

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

36

Statement of Assets and Liabilities

October 31, 2019

Nationwide Amundi Strategic Income Fund
Assets:
Investment securities, at value* (cost $151,989,571)	$156,357,296
Repurchase agreements, at value (cost $1,430,585)	1,430,585
Cash	6,871,904
Cash pledged for centrally cleared swap contracts	1,846,451
Deposits with broker for futures contracts	899,953
Restricted cash, collateral for forward foreign currency contracts	270,000
Foreign currencies, at value (cost $21,420)	21,482
Interest receivable	1,318,906
Securities lending income receivable	386
Receivable for investments sold	1,189,669
Receivable for capital shares issued	250,800
Reclaims receivable	521
Receivable for variation margin on futures contracts	229,303
Receivable for variation margin on centrally cleared swap contracts	122,592
Reimbursement from investment adviser (Note 3)	9,752
Prepaid expenses	36,090

Total Assets	170,855,690

Liabilities:
Payable for investments purchased	1,866,569
Payable for capital shares redeemed	66,868
Unrealized depreciation on forward foreign currency contracts (Note 2)	26,185
Payable upon return of securities loaned (Note 2)	1,569,019
Accrued expenses and other payables:
Investment advisory fees	78,121
Fund administration fees	16,843
Distribution fees	1,624
Administrative servicing fees	10,651
Accounting and transfer agent fees	2,783
Trustee fees	683
Custodian fees	1,909
Compliance program costs (Note 3)	219
Professional fees	38,345
Printing fees	9,124
Other	4,815

Total Liabilities	3,693,758

Net Assets	$167,161,932

Represented by:
Capital	$166,324,653
Total distributable earnings (loss)	837,279

Net Assets	$167,161,932

Net Assets:
Class A Shares	$4,882,738
Class C Shares	728,956
Class R6 Shares	108,035,017
Institutional Service Shares	53,515,221

Total	$167,161,932

37

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide Amundi Strategic Income Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	470,176
Class C Shares	70,298
Class R6 Shares	10,401,720
Institutional Service Shares	5,153,970

Total	16,096,164

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.38
Class C Shares (b)	$10.37
Class R6 Shares	$10.39
Institutional Service Shares	$10.38
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.62

Maximum Sales Charge:
Class A Shares	2.25%

*	Includes value of securities on loan of $1,550,497 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

38

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Amundi Strategic Income Fund
INVESTMENT INCOME:
Interest income	$7,936,947
Income from securities lending (Note 2)	2,370

Total Income	7,939,317

EXPENSES:
Investment advisory fees	748,492
Fund administration fees	115,221
Distribution fees Class A	8,272
Distribution fees Class C	4,173
Administrative servicing fees Class A	4,664
Administrative servicing fees Class C	423
Administrative servicing fees Institutional Service	16,597
Registration and filing fees	55,009
Professional fees	57,921
Printing fees	13,861
Trustee fees	4,947
Custodian fees	6,302
Accounting and transfer agent fees	12,761
Compliance program costs (Note 3)	716
Other	4,518

Total expenses before expenses reimbursed	1,053,877

Expenses reimbursed by adviser (Note 3)	(121,719)

Net Expenses	932,158

NET INVESTMENT INCOME	7,007,159

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	1,237,942
Expiration or closing of futures contracts (Note 2)	(4,736,258)
Settlement of forward foreign currency contracts (Note 2)	216,649
Foreign currency transactions (Note 2)	137,300
Expiration or closing of swap contracts (Note 2)	(1,594,793)

Net realized losses	(4,739,160)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	6,589,201
Futures contracts (Note 2)	272,698
Forward foreign currency contracts (Note 2)	(46,926)
Translation of assets and liabilities denominated in foreign currencies	609
Swap contracts (Note 2)	(969,852)

Net change in unrealized appreciation/depreciation	5,845,730

Net realized/unrealized gains	1,106,570

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,113,729

The accompanying notes are an integral part of these financial statements.

39

Statements of Changes in Net Assets

	Nationwide Amundi Strategic Income Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$7,007,159	$4,375,192
Net realized losses	(4,739,160)	(431,443)
Net change in unrealized appreciation/depreciation	5,845,730	(2,820,614)

Change in net assets resulting from operations	8,113,729	1,123,135

Distributions to Shareholders From:
Distributable earnings:
Class A	(128,693)	(48,094)
Class C	(12,867)	(11,503)
Class R6	(4,661,521)	(2,828,759)
Institutional Service	(921,479)	(1,656,472)

Change in net assets from shareholder distributions	(5,724,560)	(4,544,828)

Change in net assets from capital transactions	47,672,592	90,114,973

Change in net assets	50,061,761	86,693,280

Net Assets:
Beginning of year	117,100,171	30,406,891

End of year	$167,161,932	$117,100,171

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,601,009	$1,967,348
Proceeds from shares issued in class conversion (Note 1)	54,878	–
Dividends reinvested	127,030	47,157
Cost of shares redeemed	(2,967,876)	(414,154)

Total Class A Shares	2,815,041	1,600,351

Class C Shares
Proceeds from shares issued	686,377	68,016
Dividends reinvested	12,867	11,503
Cost of shares redeemed in class conversion (Note 1)	(54,878)	–
Cost of shares redeemed	(126,085)	(39,394)

Total Class C Shares	518,281	40,125

Class R6 Shares
Proceeds from shares issued	13,144,521	114,216,141
Dividends reinvested	4,661,521	2,828,759
Cost of shares redeemed	(23,217,370)	(2,982,220)

Total Class R6 Shares	(5,411,328)	114,062,680

Institutional Service Shares
Proceeds from shares issued	51,487,504	3,371,022
Dividends reinvested	918,203	1,653,599
Cost of shares redeemed	(2,655,109)	(30,612,804)

Total Institutional Service Shares	49,750,598	(25,588,183)

Change in net assets from capital transactions	$47,672,592	$90,114,973

40

Statements of Changes in Net Assets (Continued)

	Nationwide Amundi Strategic Income Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	549,932	190,431
Issued in class conversion (Note 1)	5,297	–
Reinvested	12,448	4,568
Redeemed	(293,725)	(40,356)

Total Class A Shares	273,952	154,643

Class C Shares
Issued	66,791	6,572
Reinvested	1,260	1,114
Redeemed in class conversion (Note 1)	(5,302)	–
Redeemed	(12,208)	(3,843)

Total Class C Shares	50,541	3,843

Class R6 Shares
Issued	1,281,440	10,951,781
Reinvested	458,886	274,811
Redeemed	(2,286,279)	(290,172)

Total Class R6 Shares	(545,953)	10,936,420

Institutional Service Shares
Issued	5,017,826	326,784
Reinvested	89,400	159,877
Redeemed	(258,650)	(2,960,623)

Total Institutional Service Shares	4,848,576	(2,473,962)

Total change in shares	4,627,116	8,620,944

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

41

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Amundi Strategic Income Fund

		Operations			Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$10.21	0.50	0.08	0.58	(0.41)	–	(0.41)	$10.38	5.86%	$4,882,738	1.06%	4.83%	1.15%	93.97%
Year Ended October 31, 2018	$10.68	0.47	(0.17)	0.30	(0.37)	(0.40)	(0.77)	$10.21	2.91%	$2,003,603	0.94%	4.52%	1.15%	135.53%
Year Ended October 31, 2017	$10.37	0.55	0.49	1.04	(0.53)	(0.20)	(0.73)	$10.68	10.50%	$444,015	0.93%	5.20%	1.52%	199.38%
Period Ended October 31, 2016 (g)	$10.00	0.45	0.34	0.79	(0.42)	–	(0.42)	$10.37	8.13%	$132,789	0.97%	4.55%	1.97%	191.67%

Class C Shares
Year Ended October 31, 2019	$10.21	0.42	0.09	0.51	(0.35)	–	(0.35)	$10.37	5.08%	$728,956	1.77%	4.11%	1.86%	93.97%
Year Ended October 31, 2018	$10.68	0.39	(0.16)	0.23	(0.30)	(0.40)	(0.70)	$10.21	2.14%	$201,674	1.72%	3.73%	1.96%	135.53%
Year Ended October 31, 2017	$10.37	0.46	0.50	0.96	(0.45)	(0.20)	(0.65)	$10.68	9.69%	$169,906	1.67%	4.41%	2.27%	199.38%
Period Ended October 31, 2016 (g)	$10.00	0.38	0.34	0.72	(0.35)	–	(0.35)	$10.37	7.35%	$141,305	1.71%	3.85%	2.72%	191.67%

Class R6 Shares (h)
Year Ended October 31, 2019	$10.21	0.54	0.09	0.63	(0.45)	–	(0.45)	$10.39	6.33%	$108,035,017	0.67%	5.29%	0.76%	93.97%
Year Ended October 31, 2018	$10.68	0.49	(0.16)	0.33	(0.40)	(0.40)	(0.80)	$10.21	3.20%	$111,777,775	0.67%	4.75%	0.79%	135.53%
Year Ended October 31, 2017	$10.37	0.57	0.50	1.07	(0.56)	(0.20)	(0.76)	$10.68	10.80%	$120,138	0.67%	5.41%	1.27%	199.38%
Period Ended October 31, 2016 (g)	$10.00	0.48	0.34	0.82	(0.45)	–	(0.45)	$10.37	8.47%	$108,493	0.67%	4.84%	1.67%	191.67%

Institutional Service Class Shares
Year Ended October 31, 2019	$10.21	0.52	0.09	0.61	(0.44)	–	(0.44)	$10.38	6.18%	$53,515,221	0.74%	5.07%	0.82%	93.97%
Year Ended October 31, 2018	$10.68	0.48	(0.14)	0.34	(0.41)	(0.40)	(0.81)	$10.21	3.22%	$3,117,119	0.67%	4.55%	1.08%	135.53%
Year Ended October 31, 2017	$10.37	0.57	0.50	1.07	(0.56)	(0.20)	(0.76)	$10.68	10.80%	$29,672,832	0.67%	5.41%	1.27%	199.38%
Period Ended October 31, 2016 (g)	$10.00	0.48	0.33	0.81	(0.44)	–	(0.44)	$10.37	8.41%	$26,796,866	0.72%	4.79%	1.73%	191.67%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from November 3, 2015 (commencement of operations) through October 31, 2016. Total return is calculated based on inception date of November 2, 2015 through October 31, 2016.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

42

Fund Commentary	Nationwide Bailard International Equities Fund

For the annual period ended October 31, 2019, the Nationwide Bailard International Equities Fund (Class A at NAV*) returned 7.62% versus 11.04% for its benchmark, the MSCI EAFE® Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Foreign Large Blend (consisting of 724 funds as of October 31, 2019), was 10.21% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Which sectors and holdings contributed the most to the Fund’s performance relative to its benchmark?

The Fund focuses first on country allocation and then on stock selection within each market; sector selection is not pursued as part of the strategy. The shortfall relative to the Fund’s benchmark over the reporting period was attributable to negative results from both country allocation and stock selection.

Though international equities finished the one-year period in strongly positive territory, the last two months of 2018 realized steep declines, before a turnaround began in the last few days of the calendar year and persisted for several months. Foreign currencies held their ground against the U.S. dollar, though U.S. equity indices led foreign ones slightly (due in part to a greater concentration of strong-performing technology firms). The Fund’s allocation timing to Hong Kong was additive, benefiting from improving sentiment over U.S.-China trade negotiations earlier in the period, shifting to underweight before the worst impacts of recent political protests were felt on its market. Emerging market allocations to Russia and Egypt also were significant contributors. A tactical hedge on the British pound also was well-timed, as initial pessimism about Boris Johnson’s political ascendency led to a sudden fall in the currency, before limits to his political sway were revealed.

The Fund’s stock selection in the UK and Australia, where stable, quality characteristics were rewarded by investors, made significant positive impacts on Fund performance for the reporting period. Israel and Argentina also were markets in which the Fund’s stock selection during the reporting period preserved value despite falling MSCI country indices. Notable individual contributors to Fund performance included Japanese semiconductor testing device producer Advantest, private-equity and infrastructure investor 3i Group of the UK, and Argentina-based e-commerce platform MercadoLibre.

Which sectors and holdings detracted the most from the Fund’s performance relative to its benchmark?

Despite the successes noted above, country allocation results were negative overall due to the Fund’s ill-timed allocations to Israel and Argentina in addition to Norway, where a steep drop in oil prices reversed the country’s previous strength. The former two names deserve special mention, as portfolio holdings in those countries were selected specifically to avoid key risks in those markets (opioid litigation for Israeli index giant Teva Pharmaceutical Industries Ltd. and domestic political risks in Argentina), and so stock selection largely neutralized the country allocation shortfalls. The Fund’s emerging market allocations to Pakistan, Indonesia and Colombia also detracted from Fund performance for the period (the latter name due to oil weakness).

During the reporting period, the benefits to Fund performance from stock selection in the markets mentioned above were outweighed by underperformance in Hong Kong, Norway, Brazil and Japan. Broadly speaking, the period was a difficult one for valuation-sensitive investors, as cheap stocks underperformed expensive ones. In Hong Kong, the portfolio’s selection of smaller local bank Dah Sing Group instead of large insurer AIA Group detracted significantly from Fund performance. French media company Lagardere also fell during the period, as did previous high-fliers Wirecard of Germany and Fevertree Drinks of the UK prior to their liquidation from the Fund.

The Fund employed a currency hedge (forward contract) on the British pound, opened in July 2019 and closed in September 2019,

43

Fund Commentary (cont.)	Nationwide Bailard International Equities Fund

capturing a period of modest weakness in the currency and adding 0.07% to Fund return. The hedge was closed before the pound’s recent run of strength; there was no currency hedging or other derivative exposure as of the end of the reporting period.

Subadviser:

Bailard, Inc.

Portfolio Managers:

Anthony Craddock; Peter M. Hill; Eric P. Leve, CFA; and Daniel McKellar, CFA

* Performance is shown for the Fund’s Class A shares to correspond with the class used for performance reporting in the Fund’s prospectus. Class M shares previously were shown in the Fund’s annual reports for performance reporting.

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging and frontier markets). The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). The Fund may concentrate on specific sectors, subjecting it to greater volatility than that of other mutual funds. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

44

Fund Overview	Nationwide Bailard International Equities Fund

Asset Allocation1

Common Stocks	97.9%
Exchange Traded Fund	0.8%
Repurchase Agreements	0.3%
Short-Term Investment†	0.0%
Other assets in excess of liabilities	1.0%
100.0%

Top Industries2

Banks	8.6%
Pharmaceuticals	8.6%
Insurance	6.0%
Oil, Gas & Consumable Fuels	4.9%
Capital Markets	4.4%
Professional Services	4.3%
Automobiles	3.8%
Construction & Engineering	3.6%
Food Products	3.5%
Metals & Mining	3.4%
Other Industries#	48.9%
100.0%

Top Holdings2

Nestle SA (Registered)	2.3%
Roche Holding AG	2.0%
Eiffage SA	1.4%
Logitech International SA (Registered)	1.3%
Novartis AG (Registered)	1.3%
Allianz SE (Registered)	1.3%
L’Oreal SA	1.3%
Royal Dutch Shell plc, Class B	1.3%
Schneider Electric SE	1.2%
3i Group plc	1.2%
Other Holdings#	85.4%
100.0%

Top Countries2

Japan	20.0%
France	13.4%
United Kingdom	11.9%
Switzerland	9.6%
Australia	8.3%
Netherlands	6.2%
Germany	4.1%
Italy	2.9%
Singapore	1.9%
United States	1.8%
Other Countries#	19.9%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

45

Fund Performance	Nationwide Bailard International Equities Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	7.62%	2.16%	4.78%
	w/SC3	1.37%	0.96%	4.19%
Class C1	w/o SC2	7.00%	1.41%	4.04%
	w/SC4	6.00%	N/A	N/A
Class M1,5		8.17%	2.54%	5.14%
Class R6[5,6]		8.03%	2.54%	3.10%	[7]
Institutional Service Class[1,5,8]		7.95%	2.44%	5.02%
MSCI EAFE® Index		11.04%	4.31%	5.41%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

Expense Ratio^
Class A	1.20%
Class C	1.95%
Class M	0.85%
Class R6	0.85%
Institutional Service Class	0.95%

^

Current effective prospectus dated February 28, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

46

Fund Performance (cont.)	Nationwide Bailard International Equities Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Bailard International Equities Fund versus the MSCI EAFE® Index over the 10-year period ended 10/31/19. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class A shares of the Fund’s predecessor fund, the HighMark International Opportunities Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

47

Shareholder Expense Example	Nationwide Bailard International Equities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard International Equities Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19	Expense Ratio During Period (%) 5/1/19 - 10/31/19
Class A Shares	Actual	(a)	1,000.00	1,024.90	6.48	1.27
	Hypothetical	(a)(b)	1,000.00	1,018.80	6.46	1.27
Class C Shares	Actual	(a)	1,000.00	1,020.60	10.29	2.02
	Hypothetical	(a)(b)	1,000.00	1,015.02	10.26	2.02
Class M Shares	Actual	(a)	1,000.00	1,027.20	4.75	0.93
	Hypothetical	(a)(b)	1,000.00	1,020.52	4.74	0.93
Class R6 Shares	Actual	(a)	1,000.00	1,027.20	4.75	0.93
	Hypothetical	(a)(b)	1,000.00	1,020.52	4.74	0.93
Institutional Service Class Shares	Actual	(a)	1,000.00	1,026.50	5.01	0.98
	Hypothetical	(a)(b)	1,000.00	1,020.27	4.99	0.98

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

48

Statement of Investments

October 31, 2019

Nationwide Bailard International Equities Fund

Common Stocks 97.9%

	Shares	Value

ARGENTINA 0.7%
Internet & Direct Marketing Retail 0.3%
MercadoLibre, Inc.*	1,500	$782,280

Software 0.4%
Globant SA*	10,000	932,600

		1,714,880

AUSTRALIA 8.2%
Banks 0.4%
Commonwealth Bank of Australia	15,000	811,850

Biotechnology 0.9%
CSL Ltd.	12,500	2,200,138

Capital Markets 1.6%
ASX Ltd.	45,000	2,548,166
Macquarie Group Ltd.	6,000	552,558
Magellan Financial Group Ltd.	25,000	827,893

		3,928,617

Equity Real Estate Investment Trusts (REITs) 0.8%
Goodman Group	175,000	1,733,234

Food Products 0.1%
Inghams Group Ltd.	150,000	320,100

Health Care Equipment & Supplies 0.6%
Cochlear Ltd.	9,000	1,309,511

Hotels, Restaurants & Leisure 0.7%
Aristocrat Leisure Ltd.	70,000	1,522,066

Metals & Mining 1.8%
BHP Group Ltd.	70,000	1,711,765
BHP Group plc	50,000	1,059,306
Rio Tinto plc	30,000	1,558,634

		4,329,705

Multiline Retail 0.4%
Wesfarmers Ltd.	30,000	820,401

Oil, Gas & Consumable Fuels 0.4%
Beach Energy Ltd.	550,000	858,630

Professional Services 0.5%
SEEK Ltd.	70,000	1,091,627

		18,925,879

BELGIUM 0.5%
Insurance 0.5%
Ageas	18,000	1,037,075

BRAZIL 1.5%
Beverages 0.4%
Ambev SA, ADR*	200,000	862,000

Capital Markets 0.4%
B3 SA — Brasil Bolsa Balcao	70,000	844,433

Diversified Telecommunication Services 0.4%
Telefonica Brasil SA, ADR	80,000	1,053,601

Metals & Mining 0.3%
Vale SA*	60,000	706,146

		3,466,180

Common Stocks (continued)

	Shares	Value

CANADA 0.6%
Food & Staples Retailing 0.3%
Empire Co. Ltd., Class A	25,000	$663,769

Software 0.3%
Open Text Corp.	15,000	606,104

		1,269,873

CHINA 1.0%
Entertainment 0.5%
NetEase, Inc., ADR	4,000	1,143,440

Internet & Direct Marketing Retail 0.5%
Alibaba Group Holding Ltd., ADR*	6,000	1,060,020

		2,203,460

COLOMBIA 1.2%
Banks 0.8%
Bancolombia SA, ADR	17,900	928,652
Grupo Aval Acciones y Valores SA, ADR	120,000	978,000

		1,906,652

Oil, Gas & Consumable Fuels 0.4%
Ecopetrol SA, ADR	51,100	932,575

		2,839,227

DENMARK 1.5%
Air Freight & Logistics 0.3%
DSV PANALPINA A/S	8,000	776,228

Electric Utilities 0.3%
Orsted A/S Reg. S (a)	8,000	702,482

Pharmaceuticals 0.9%
Novo Nordisk A/S, Class B	35,000	1,927,038

		3,405,748

EGYPT 1.0%
Banks 1.0%
Commercial International Bank Egypt SAE (Registered), GDR Reg. S	447,693	2,209,839

FINLAND 0.3%
Multiline Retail 0.3%
Tokmanni Group Corp.	55,000	704,407

FRANCE 13.4%
Auto Components 0.6%
Faurecia SE	31,500	1,469,464

Automobiles 1.0%
Peugeot SA	90,000	2,280,267

Banks 0.3%
BNP Paribas SA	15,000	783,659

Chemicals 1.0%
Air Liquide SA	16,500	2,192,852

Construction & Engineering 2.4%
Bouygues SA	30,000	1,272,059
Eiffage SA	30,000	3,223,743
Vinci SA (b)	7,000	785,676

		5,281,478

Electrical Equipment 1.2%
Schneider Electric SE	30,000	2,794,828

49

Statement of Investments (Continued)

October 31, 2019

Nationwide Bailard International Equities Fund (Continued)

Common Stocks (continued)

	Shares	Value

FRANCE (continued)
Food & Staples Retailing 0.3%
Carrefour SA	38,000	$646,996

Food Products 0.5%
Danone SA	13,000	1,079,617

IT Services 0.6%
Capgemini SE	12,500	1,408,169

Media 0.7%
Lagardere SCA	70,000	1,564,733

Multi-Utilities 0.7%
Engie SA	100,000	1,672,901

Oil, Gas & Consumable Fuels 1.0%
TOTAL SA	45,000	2,371,899

Personal Products 1.3%
L’Oreal SA	10,000	2,920,953

Pharmaceuticals 0.3%
Sanofi	7,500	691,371

Textiles, Apparel & Luxury Goods 1.5%
Kering SA	1,900	1,082,102
LVMH Moet Hennessy Louis Vuitton SE	5,500	2,348,065

		3,430,167

		30,589,354

GERMANY 4.1%
Aerospace & Defense 0.3%
MTU Aero Engines AG	3,000	801,322

Air Freight & Logistics 0.3%
Deutsche Post AG (Registered)	20,000	708,184

Construction Materials 0.2%
HeidelbergCement AG	7,000	520,157

Diversified Telecommunication Services 0.4%
Deutsche Telekom AG (Registered)	55,000	967,253

Insurance 1.4%
Allianz SE (Registered)	12,000	2,928,690

Professional Services 0.6%
Amadeus Fire AG	11,536	1,458,964

Textiles, Apparel & Luxury Goods 0.4%
adidas AG	3,000	925,306

Transportation Infrastructure 0.5%
Hamburger Hafen und Logistik AG	40,128	1,039,453

		9,349,329

HONG KONG 1.2%
Diversified Telecommunication Services 0.3%
HKT Trust & HKT Ltd.	400,000	620,493

Food Products 0.4%
WH Group Ltd. Reg. S (a)	850,000	891,376

Hotels, Restaurants & Leisure 0.1%
Cafe de Coral Holdings Ltd.	126,000	343,318

Insurance 0.4%
AIA Group Ltd.	100,000	992,245

		2,847,432

Common Stocks (continued)

	Shares	Value

HUNGARY 1.1%
Banks 0.6%
OTP Bank Nyrt.	30,000	$1,383,168

Oil, Gas & Consumable Fuels 0.3%
MOL Hungarian Oil & Gas plc	65,000	642,679

Pharmaceuticals 0.2%
Richter Gedeon Nyrt	26,000	482,296

		2,508,143

INDONESIA 0.5%
Diversified Telecommunication Services 0.3%
Telekomunikasi Indonesia Persero Tbk. PT	2,500,000	726,956

Food Products 0.2%
Indofood CBP Sukses Makmur Tbk. PT	650,000	537,012

		1,263,968

ISRAEL 1.3%
Banks 0.9%
Bank Leumi Le-Israel BM	170,000	1,238,891
Israel Discount Bank Ltd., Class A	180,000	822,872

		2,061,763

Software 0.4%
Nice Ltd., ADR*	6,000	946,740

		3,008,503

ITALY 2.9%
Automobiles 0.3%
Ferrari NV	5,000	802,839

Banks 1.1%
Intesa Sanpaolo SpA	400,000	1,005,915
Mediobanca Banca di Credito Finanziario SpA	120,000	1,429,766

		2,435,681

Electric Utilities 0.7%
Enel SpA	220,000	1,703,605

Insurance 0.4%
Assicurazioni Generali SpA	40,000	812,549

Oil, Gas & Consumable Fuels 0.4%
Eni SpA	60,000	909,362

		6,664,036

JAPAN 19.9%
Auto Components 0.7%
Bridgestone Corp.	20,900	868,190
Denso Corp.	15,000	696,184

		1,564,374

Automobiles 2.4%
Mazda Motor Corp.	120,000	1,103,120
Suzuki Motor Corp.	12,800	601,387
Toyota Motor Corp.	35,000	2,424,922
Yamaha Motor Co. Ltd.	60,000	1,174,517

		5,303,946

Banks 1.8%
Mitsubishi UFJ Financial Group, Inc.	350,000	1,831,171
Sumitomo Mitsui Financial Group, Inc.	60,000	2,136,828

		3,967,999

50

Statement of Investments (Continued)

October 31, 2019

Nationwide Bailard International Equities Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Chemicals 1.8%
Mitsui Chemicals, Inc.	80,000	$1,902,042
Teijin Ltd.	100,000	2,002,346

		3,904,388

Commercial Services & Supplies 0.8%
Kokuyo Co. Ltd.	130,000	1,908,684

Construction & Engineering 1.0%
Obayashi Corp.	225,000	2,311,623

Diversified Financial Services 0.3%
ORIX Corp.	45,000	705,350

Diversified Telecommunication Services 1.0%
Nippon Telegraph & Telephone Corp.	45,000	2,229,820

Electrical Equipment 0.5%
Fuji Electric Co. Ltd.	33,000	1,044,875

Electronic Equipment, Instruments & Components 1.4%
Hitachi Ltd.	60,000	2,237,142
Topcon Corp.	73,000	1,002,746

		3,239,888

Entertainment 0.9%
Nintendo Co. Ltd.	6,000	2,140,074

Food & Staples Retailing 0.3%
Seven & i Holdings Co. Ltd.	20,000	754,224

Health Care Equipment & Supplies 0.8%
Hoya Corp.	20,000	1,774,548

Household Durables 1.0%
Haseko Corp.	130,000	1,674,768
Sekisui Chemical Co. Ltd.	40,000	695,222

		2,369,990

Insurance 0.6%
MS&AD Insurance Group Holdings, Inc.	44,000	1,417,725

Machinery 0.5%
Komatsu Ltd.	50,000	1,171,766

Pharmaceuticals 1.6%
Astellas Pharma, Inc.	115,000	1,974,532
Shionogi & Co. Ltd.	30,000	1,795,437

		3,769,969

Professional Services 0.6%
Recruit Holdings Co. Ltd.	45,000	1,491,990

Real Estate Management & Development 0.3%
Daito Trust Construction Co. Ltd.	6,000	794,093

Semiconductors & Semiconductor Equipment 0.4%
Advantest Corp.	20,000	912,593

Technology Hardware, Storage & Peripherals 0.9%
Canon, Inc.	75,000	2,040,951

Trading Companies & Distributors 0.3%
Sumitomo Corp.	45,000	728,716

		45,547,586

NETHERLANDS 6.1%
Capital Markets 0.4%
Euronext NV Reg. S (a)	10,000	806,698

Chemicals 0.4%
Koninklijke DSM NV	7,000	829,937

Common Stocks (continued)

	Shares	Value

NETHERLANDS (continued)
Food & Staples Retailing 0.9%
Koninklijke Ahold Delhaize NV	80,000	$1,992,519

Health Care Equipment & Supplies 0.5%
Koninklijke Philips NV	25,000	1,095,390

Insurance 0.6%
NN Group NV	35,000	1,334,510

IT Services 0.3%
Adyen NV Reg. S* (a)	1,000	702,280

Oil, Gas & Consumable Fuels 1.2%
Royal Dutch Shell plc, Class B	100,000	2,880,008

Professional Services 0.7%
Wolters Kluwer NV	22,000	1,620,264

Semiconductors & Semiconductor Equipment 1.1%
ASML Holding NV (Registered), NYRS	6,600	1,729,002
NXP Semiconductors NV	10,000	1,136,800

		2,865,802

		14,127,408

NEW ZEALAND 1.0%
Diversified Telecommunication Services 0.4%
Spark New Zealand Ltd.	317,515	911,210

Health Care Equipment & Supplies 0.3%
Fisher & Paykel Healthcare Corp. Ltd.	60,000	733,040

Independent Power and Renewable Electricity Producers 0.3%
Meridian Energy Ltd.	230,000	677,580

		2,321,830

NORWAY 0.6%
Banks 0.3%
DNB ASA	35,000	635,973

Oil, Gas & Consumable Fuels 0.3%
Equinor ASA	35,000	650,523

		1,286,496

PAKISTAN 0.4%
Banks 0.1%
MCB Bank Ltd.	200,000	222,039

Chemicals 0.1%
Engro Fertilizers Ltd.	600,000	274,911

Oil, Gas & Consumable Fuels 0.2%
Oil & Gas Development Co. Ltd.	500,000	414,655

		911,605

RUSSIA 1.3%
Banks 0.4%
Sberbank of Russia PJSC, ADR	60,000	882,469

Metals & Mining 0.2%
Severstal PJSC, GDR Reg. S	40,000	546,377

Oil, Gas & Consumable Fuels 0.7%
LUKOIL PJSC, ADR	12,000	1,105,194
Rosneft Oil Co. PJSC, GDR Reg. S	80,000	530,657

		1,635,851

		3,064,697

51

Statement of Investments (Continued)

October 31, 2019

Nationwide Bailard International Equities Fund (Continued)

Common Stocks (continued)

	Shares	Value

SINGAPORE 1.9%
Banks 0.6%
DBS Group Holdings Ltd.	75,000	$1,430,203

Real Estate Management & Development 0.6%
CapitaLand Ltd.	522,162	1,374,045

Road & Rail 0.7%
ComfortDelGro Corp. Ltd.	953,733	1,610,045

		4,414,293

SOUTH AFRICA 1.1%
Metals & Mining 1.1%
Anglo American plc	100,000	2,570,675

SPAIN 0.2%
Construction & Engineering 0.2%
ACS Actividades de Construccion y Servicios SA	13,005	528,133

SWEDEN 1.5%
Banks 0.4%
Skandinaviska Enskilda Banken AB, Class A	100,000	958,542

Communications Equipment 0.7%
Telefonaktiebolaget LM Ericsson, Class B	200,000	1,745,117

Specialty Retail 0.4%
Hennes & Mauritz AB, Class B (b)	40,000	836,077

		3,539,736

SWITZERLAND 9.5%
Beverages 0.4%
Coca-Cola HBC AG*	30,000	913,389

Capital Markets 0.6%
Partners Group Holding AG	1,800	1,406,418

Food Products 2.3%
Nestle SA (Registered)	50,000	5,338,849

Health Care Equipment & Supplies 0.5%
Sonova Holding AG (Registered)	5,000	1,145,710

Insurance 1.1%
Swiss Life Holding AG (Registered)	5,000	2,504,354

Pharmaceuticals 3.3%
Novartis AG (Registered)	35,000	3,057,518
Roche Holding AG	15,000	4,524,152

		7,581,670

Technology Hardware, Storage & Peripherals 1.3%
Logitech International SA (Registered)	75,000	3,070,384

		21,960,774

TAIWAN 0.6%
Entertainment 0.6%
Sea Ltd., ADR*	45,000	1,339,200

UNITED KINGDOM 11.9%
Aerospace & Defense 0.3%
BAE Systems plc	100,000	746,487

Beverages 1.1%
Diageo plc	60,000	2,456,392

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Capital Markets 1.4%
3i Group plc	180,000	$2,634,991
Man Group plc	280,000	520,620

		3,155,611

Electronic Equipment, Instruments & Components 0.4%
Electrocomponents plc	100,000	881,442

Hotels, Restaurants & Leisure 1.4%
Compass Group plc	70,000	1,865,874
InterContinental Hotels Group plc	20,882	1,263,212

		3,129,086

Insurance 1.1%
Direct Line Insurance Group plc	300,000	1,058,135
Phoenix Group Holdings plc	150,000	1,369,737

		2,427,872

Interactive Media & Services 0.6%
Auto Trader Group plc Reg. S (a)	200,000	1,458,343

Personal Products 1.0%
Unilever NV	17,000	1,005,144
Unilever plc	20,000	1,200,020

		2,205,164

Pharmaceuticals 2.2%
AstraZeneca plc, ADR	50,000	2,451,500
GlaxoSmithKline plc	110,000	2,521,121

		4,972,621

Professional Services 1.7%
Experian plc	40,000	1,258,243
Intertek Group plc	12,000	833,983
RELX plc	80,000	1,926,092

		4,018,318

Specialty Retail 0.7%
WH Smith plc	60,000	1,701,614

		27,152,950

UNITED STATES 0.9%
Software 0.4%
CyberArk Software Ltd.*	8,000	812,640

Trading Companies & Distributors 0.5%
Ferguson plc	16,000	1,365,182

		2,177,822

Total Common Stocks (cost $200,459,702)		224,950,538

Exchange Traded Fund 0.8%

		Market Value

UNITED STATES 0.8%
VanEck Vectors Vietnam ETF	120,000	1,946,400

Total Exchange Traded Fund (cost $2,217,415)		1,946,400

52

Statement of Investments (Continued)

October 31, 2019

Nationwide Bailard International Equities Fund (Continued)

Short-Term Investment 0.0%†

	Shares	Value

Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 1.76% (c)(d)	71,256	$71,256

Total Short-Term Investment (cost $71,256)		71,256

Repurchase Agreements 0.3%

	Principal Amount

BNP Paribas Securities Corp., 1.70%, dated 10/31/2019, due 11/1/2019, repurchase price $493,027, collateralized by U.S. Treasury Note, 2.50%, maturing 2/28/2021; total market value $504,745. (d)(e)	$493,004	493,004
Royal Bank of Canada, 1.68%, dated 10/31/2019, due 11/1/2019, repurchase price $243,373, collateralized by U.S. Treasury Note, 3.00%, maturing 9/30/2025; total market value $249,131. (d)(e)	243,362	243,362

Total Repurchase Agreements (cost $736,366)		736,366

Total Investments (cost $203,484,739) — 99.0%		227,704,560

Other assets in excess of liabilities — 1.0%		2,396,137

NET ASSETS — 100.0%		$230,100,697

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at October 31, 2019 was $4,561,179 which represents 1.98% of net assets.

(b)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $1,605,536, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $71,256 and $736,366, respectively, and by $951,603 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 3.63%, and maturity dates ranging from 11/14/2019 - 5/15/2048; a total value of $1,759,225.

(c)	Represents 7-day effective yield as of October 31, 2019.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2019 was $807,622.

(e)	Please refer to Note 2(j) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

GDR	Global Depositary Receipt

NYRS	New York Registry Shares

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

53

Statement of Assets and Liabilities

October 31, 2019

Nationwide Bailard International Equities Fund
Assets:
Investment securities, at value* (cost $202,748,373)	$226,968,194
Repurchase agreements, at value (cost $736,366)	736,366
Cash	2,302,944
Foreign currencies, at value (cost $77,189)	79,725
Interest and dividends receivable	572,341
Securities lending income receivable	1,569
Receivable for investments sold	4,934,491
Receivable for capital shares issued	19,648
Reclaims receivable	547,180
Prepaid expenses	28,118

Total Assets	236,190,576

Liabilities:
Payable for investments purchased	4,634,407
Payable for capital shares redeemed	390,051
Payable upon return of securities loaned (Note 2)	807,622
Accrued expenses and other payables:
Investment advisory fees	143,896
Fund administration fees	18,954
Distribution fees	4,231
Administrative servicing fees	30,409
Accounting and transfer agent fees	4,576
Trustee fees	883
Custodian fees	116
Compliance program costs (Note 3)	262
Professional fees	36,016
Printing fees	11,992
Other	6,464

Total Liabilities	6,089,879

Net Assets	$230,100,697

Represented by:
Capital	$216,465,687
Total distributable earnings (loss)	13,635,010

Net Assets	$230,100,697

Net Assets:
Class A Shares	$5,542,966
Class C Shares	3,584,256
Class M Shares	188,067,638
Class R6 Shares	9,033,643
Institutional Service Class Shares	23,872,194

Total	$230,100,697

54

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide Bailard International Equities Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	712,288
Class C Shares	466,252
Class M Shares	24,183,236
Class R6 Shares	1,161,703
Institutional Service Class Shares	3,071,675

Total	29,595,154

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$7.78
Class C Shares (b)	$7.69
Class M Shares	$7.78
Class R6 Shares	$7.78
Institutional Service Class Shares	$7.77
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.25

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $1,605,536 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

55

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Bailard International Equities Fund
INVESTMENT INCOME:
Dividend income	$8,262,106
Income from securities lending (Note 2)	109,215
Interest income	47,509
Foreign tax withholding	(681,181)

Total Income	7,737,649

EXPENSES:
Investment advisory fees	1,753,890
Fund administration fees	136,806
Distribution fees Class A	17,734
Distribution fees Class C	43,880
Administrative servicing fees Class A	6,516
Administrative servicing fees Class C	4,030
Administrative servicing fees Institutional Service Class	22,729
Registration and filing fees	65,937
Professional fees	68,186
Printing fees	34,538
Trustee fees	8,576
Custodian fees	27,818
Accounting and transfer agent fees	27,271
Compliance program costs (Note 3)	922
Other	11,626

Total Expenses	2,230,459

NET INVESTMENT INCOME	5,507,190

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	(1,745,638)
Settlement of forward foreign currency contracts (Note 2)	(111,911)
Foreign currency transactions (Note 2)	(135,707)

Net realized losses	(1,993,256)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	8,186,904
Forward foreign currency contracts (Note 2)	330,717
Translation of assets and liabilities denominated in foreign currencies	13,581

Net change in unrealized appreciation/depreciation	8,531,202

Net realized/unrealized gains	6,537,946

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$12,045,136

The accompanying notes are an integral part of these financial statements.

56

Statements of Changes in Net Assets

	Nationwide Bailard International Equities Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$5,507,190	$10,605,628
Net realized losses	(1,993,256)	(1,845,637)
Net change in unrealized appreciation/depreciation	8,531,202	(65,057,682)

Change in net assets resulting from operations	12,045,136	(56,297,691)

Distributions to Shareholders From:
Distributable earnings:
Class A	(410,395)	(225,637)
Class C	(218,305)	(84,979)
Class M	(7,782,987)	(4,481,732)
Class R6	(2,267,848)	(4,403,408)
Institutional Service Class	(2,651,584)	(2,062,888)

Change in net assets from shareholder distributions	(13,331,119)	(11,258,644)

Change in net assets from capital transactions	(156,898,931)	(43,642,723)

Change in net assets	(158,184,914)	(111,199,058)

Net Assets:
Beginning of year	388,285,611	499,484,669

End of year	$230,100,697	$388,285,611

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$969,645	$5,449,953
Proceeds from shares issued in class conversion (Note 1)	82,053	–
Dividends reinvested	377,793	209,023
Cost of shares redeemed	(4,702,330)	(13,192,102)

Total Class A Shares	(3,272,839)	(7,533,126)

Class C Shares
Proceeds from shares issued	242,289	1,530,180
Dividends reinvested	195,401	73,657
Cost of shares redeemed in class conversion (Note 1)	(82,053)	–
Cost of shares redeemed	(2,212,453)	(1,927,572)

Total Class C Shares	(1,856,816)	(323,735)

Class M Shares
Proceeds from shares issued	55,560,078	10,035,884
Dividends reinvested	5,577,369	3,288,403
Cost of shares redeemed	(42,761,305)	(12,008,899)

Total Class M Shares	18,376,142	1,315,388

Class R6 Shares
Proceeds from shares issued	1,366,311	28,608,517
Dividends reinvested	778,176	2,022,254
Cost of shares redeemed	(133,901,913)	(63,903,466)

Total Class R6 Shares	(131,757,426)	(33,272,695)

57

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard International Equities Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$5,806,818	$50,247,449
Dividends reinvested	2,179,026	1,605,410
Cost of shares redeemed	(46,373,836)	(55,681,414)

Total Institutional Service Class Shares	(38,387,992)	(3,828,555)

Change in net assets from capital transactions	$(156,898,931)	$(43,642,723)

SHARE TRANSACTIONS:
Class A Shares
Issued	130,403	612,932
Issued in class conversion (Note 1)	11,103	–
Reinvested	54,342	23,883
Redeemed	(637,214)	(1,494,009)

Total Class A Shares	(441,366)	(857,194)

Class C Shares
Issued	33,004	172,246
Reinvested	28,738	8,431
Redeemed in class conversion (Note 1)	(11,225)	–
Redeemed	(303,951)	(229,183)

Total Class C Shares	(253,434)	(48,506)

Class M Shares
Issued	7,429,519	1,124,738
Reinvested	793,241	377,014
Redeemed	(5,900,955)	(1,396,807)

Total Class M Shares	2,321,805	104,945

Class R6 Shares
Issued	184,432	3,293,348
Reinvested	112,344	231,303
Redeemed	(17,972,859)	(7,423,686)

Total Class R6 Shares	(17,676,083)	(3,899,035)

Institutional Service Class Shares
Issued	785,593	5,655,241
Reinvested	314,152	184,049
Redeemed	(6,370,382)	(6,526,450)

Total Institutional Service Class Shares	(5,270,637)	(687,160)

Total change in shares	(21,319,715)	(5,386,950)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

58

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard International Equities Fund

		Operations			Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (c)(e)
Class A Shares
Year Ended October 31, 2019	$7.63	0.16	0.37	0.53	(0.38)	(0.38)	$7.78	7.62%		$5,542,966	1.26%	2.16%	1.26%	71.60%
Year Ended October 31, 2018	$8.87	0.16	(1.23)	(1.07)	(0.17)	(0.17)	$7.63	(12.32%	)	$8,802,111	1.21%	1.78%	1.21%	70.96%
Year Ended October 31, 2017	$7.60	0.17	1.28	1.45	(0.18)	(0.18)	$8.87	19.48%		$17,840,518	1.21%	2.02%	1.21%	95.51%
Year Ended October 31, 2016	$7.98	0.14	(0.36)	(0.22)	(0.16)	(0.16)	$7.60	(2.73%	)	$6,050,685	1.22%	1.87%	1.22%	84.41%
Year Ended October 31, 2015	$8.22	0.13	(0.02)	0.11	(0.35)	(0.35)	$7.98	1.47%		$6,691,049	1.17%	1.55%	1.17%	98.51%

Class C Shares
Year Ended October 31, 2019	$7.54	0.10	0.37	0.47	(0.32)	(0.32)	$7.69	6.86%	(f)	$3,584,256	2.01%	1.39%	2.01%	71.60%
Year Ended October 31, 2018	$8.77	0.10	(1.22)	(1.12)	(0.11)	(0.11)	$7.54	(12.97%	)(f)	$5,425,148	1.96%	1.14%	1.96%	70.96%
Year Ended October 31, 2017	$7.52	0.09	1.29	1.38	(0.13)	(0.13)	$8.77	18.68%		$6,736,677	1.97%	1.10%	1.97%	95.51%
Year Ended October 31, 2016	$7.93	0.09	(0.37)	(0.28)	(0.13)	(0.13)	$7.52	(3.49%	)	$4,320,265	1.97%	1.19%	1.97%	84.41%
Year Ended October 31, 2015	$8.15	0.07	(0.02)	0.05	(0.27)	(0.27)	$7.93	0.70%		$5,255,233	1.94%	0.90%	1.94%	98.51%

Class M Shares
Year Ended October 31, 2019	$7.63	0.19	0.37	0.56	(0.41)	(0.41)	$7.78	8.03%	(f)	$188,067,638	0.92%	2.50%	0.92%	71.60%
Year Ended October 31, 2018	$8.87	0.19	(1.23)	(1.04)	(0.20)	(0.20)	$7.63	(11.95%	)(f)	$166,741,655	0.85%	2.22%	0.85%	70.96%
Year Ended October 31, 2017	$7.60	0.18	1.29	1.47	(0.20)	(0.20)	$8.87	19.87%		$193,049,933	0.85%	2.28%	0.85%	95.51%
Year Ended October 31, 2016	$7.97	0.17	(0.36)	(0.19)	(0.18)	(0.18)	$7.60	(2.35%	)	$161,881,871	0.86%	2.24%	0.86%	84.41%
Year Ended October 31, 2015	$8.22	0.15	(0.02)	0.13	(0.38)	(0.38)	$7.97	1.82%		$169,724,549	0.86%	1.89%	0.86%	98.51%

Class R6 Shares (g)
Year Ended October 31, 2019	$7.63	0.14	0.42	0.56	(0.41)	(0.41)	$7.78	8.03%		$9,033,643	0.90%	1.93%	0.90%	71.60%
Year Ended October 31, 2018	$8.88	0.19	(1.24)	(1.05)	(0.20)	(0.20)	$7.63	(12.05%	)	$143,744,353	0.85%	2.20%	0.85%	70.96%
Year Ended October 31, 2017	$7.60	0.18	1.30	1.48	(0.20)	(0.20)	$8.88	20.00%		$201,818,155	0.85%	2.28%	0.85%	95.51%
Year Ended October 31, 2016	$7.97	0.18	(0.37)	(0.19)	(0.18)	(0.18)	$7.60	(2.35%	)	$145,180,828	0.86%	2.39%	0.86%	84.41%
Year Ended October 31, 2015	$8.22	0.16	(0.03)	0.13	(0.38)	(0.38)	$7.97	1.82%		$1,660,603	0.85%	2.01%	0.85%	98.51%

Institutional Service Class Shares
Year Ended October 31, 2019	$7.62	0.17	0.39	0.56	(0.41)	(0.41)	$7.77	7.95%		$23,872,194	0.98%	2.24%	0.98%	71.60%
Year Ended October 31, 2018	$8.86	0.19	(1.23)	(1.04)	(0.20)	(0.20)	$7.62	(12.06%	)(f)	$63,572,344	0.95%	2.18%	0.95%	70.96%
Year Ended October 31, 2017	$7.59	0.17	1.30	1.47	(0.20)	(0.20)	$8.86	19.77%	(f)	$80,039,386	0.97%	2.10%	0.97%	95.51%
Year Ended October 31, 2016	$7.96	0.16	(0.36)	(0.20)	(0.17)	(0.17)	$7.59	(2.49%	)	$48,822,689	0.98%	2.10%	0.98%	84.41%
Year Ended October 31, 2015	$8.21	0.15	(0.02)	0.13	(0.38)	(0.38)	$7.96	1.74%		$140,742,502	0.93%	1.80%	0.93%	98.51%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(g)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

59

Fund Commentary	Nationwide Emerging Markets Debt Fund

For the annual period ended October 31, 2019, the Nationwide Emerging Markets Debt Fund (Class R6) returned 15.04%* versus 14.35% for its benchmark, the JPM EMBI Global Diversified Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Emerging Markets Bond (consisting of 285 funds as of October 31, 2019), was 10.94% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The beginning of the new fiscal year for the Fund in November 2018 coincided with cheap emerging market (EM) assets and the beginnings of the pivot from the Federal Reserve (Fed) from tightening toward easing that drove double-digit annual returns from EM bond markets. Investment-grade EM sovereigns gave the strongest returns as the very long maturity bonds in the investment universe responded to lower Treasury yields. EM local currency bonds followed; their returns were not driven by currency particularly (the broad U.S. dollar [USD] index actually was stronger over the period) but by the high yields on offer in local market assets and a switch from several EM central banks away from tightening in 2018 toward rate cutting in 2019 that has driven returns from domestic bond markets. Frontier sovereign bonds and high-yield corporates also have delivered strong returns but were under pressure in the last two months of 2018, meaning they lagged a modest amount over the full period.

Despite the high headline return, the reporting period was not without volatility, most notably in Argentina. With the finances of Argentina so stretched, the poor relationship that the incoming Fernández-Kirchner administration is likely to have with the International Monetary Fund (IMF), and the history of Kirchner’s relationship with bondholders caused the prices of bonds to drop to the low 40s or even lower. Other stressed credits also have struggled this year, with Zambia underperforming (although staying current has still delivered a 9% return to bondholders) and Lebanon also weakening gradually throughout the year as deposit growth in the banking system

turned negative, drying up a traditional source of finance for the government.

Corporate bond markets have seen heavy gross issuance in the past 12 months, but the focus of companies has been on liability management with maturities and buybacks also being large. Very few companies have come to the bond market to finance expansion of capital expenditure plans. It also was another year of low defaults in the asset class with less than 1% of companies defaulting. This has helped EM corporates be the least-volatile part of the asset classes again. The market also has remained disciplined, with a trend that weaker companies have been unable to come to the market to borrow. The one country that stood out for corporate performance was Argentina, which was weak following the volatility in sovereign bond markets described above. Corporates fared far better than the sovereign, as most are expected to be able to keep current on obligations despite rising risks to the operating and financial environment.

Local market returns were driven by a relatively stable U.S. dollar and returns from carry and movements in the yield curve. While low-yielding markets did well during the second quarter of 2019, the real value was in high-yielding curves, where central banks had been forced either to hike rates last year to defend currencies or to put off interest rate cuts. Cycles have been reversed or resumed in 2019 as the change in stance of the Federal Open Market Committee (FOMC) opened up space, pulling bond yields lower in many markets.

Fund Performance

The Fund outperformed its benchmark by 0.69% during the reporting period. The biggest driver of relative Fund performance by country was the Fund’s allocation to Mexico, which was composed of two parts. In USD assets, there are several investment-grade corporates from Mexico that have had attractive long-duration bonds that the Fund has held for some time. The rally in U.S. Treasuries was the main driver behind the outperformance here, although spreads also tightened for these names. The larger contribution to Fund performance, though, came

60

Fund Commentary (cont.)	Nationwide Emerging Markets Debt Fund

from the Fund’s allocation to domestic Mexican fixed income, which was increased substantially in December 2018 following a conservative budget proposal from the incoming administration. Yields remain high, and in recent months returns have been driven by slowing growth and the start of a rate-cutting cycle from Banxico.

A heavy allocation to Saudi Arabian bonds was the next-biggest contributor to Fund performance for the reporting period, again driven by the strong returns from U.S. Treasuries and the effect on other high-quality USD-denominated fixed income. Saudi Arabia remains cheap to comparably rated sovereigns from Latin America despite spread tightening in the last 12 months driven by the inclusion of the country in the JPMorgan EMBI Global suite of indexes in early 2019. Allocations to Egypt and Costa Rica (in both cases a combination of local markets and USD sovereigns) also contributed to Fund returns for the period.

The biggest drags on Fund returns for the reporting period came from an underweight in Thailand (both duration in the local market and an underweight in the Thai baht, which continues to perform well) and from an underweight in Turkey, primarily because the allocations to USD-denominated Turkish bonds have been very low. Other areas that have been a drag have primarily been parts of the market that had responded well to lower U.S. yields and in which the Fund was underexposed. While the allocation to Argentina was not zero, security selection protected the Fund from too much damage. Local market investments were in floating-rate notes that outperformed immensely in the first half of 2019 and were sold ahead of the Argentine election, while most USD exposure was taken through corporates whose prices fell only to the 80–95 range rather than sovereign bonds, whose prices fell into the 40s.

Interest rate swaps were used to take a negative view on interest rates in Poland and the Czech Republic, a position that cost the Fund some return during the reporting period as global bond markets were strong. Foreign exchange options also were used to take a negative view on the South Korean currency, the won, versus the USD.

This position benefited the Fund as the won softened on the back of trade concerns, the weakening Chinese economy and falling semiconductor prices.

Subadviser:

Standard Life Investments (Corporate Funds) Limited

Portfolio Managers:

Mark Baker, CFA and Kieran Curtis

* High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in fixed-income securities (including high-yield bonds) and including default risk and interest rate risk. Funds that invest in high-yield securities are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds. Increased volatility may reduce the market value of high-yield bonds. They also are subject to the claims-paying ability of the issuing company. The Fund may invest in sovereign debt (a governmental entity may delay or refuse to pay interest or repay principal). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging and frontier markets). The Fund may concentrate on specific countries, subjecting it to greater volatility than that of other mutual funds. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and illiquidity, and are highly volatile). The Fund’s holdings may subject the Fund to liquidity risk, making it more volatile than other mutual funds. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

61

Fund Overview	Nationwide Emerging Markets Debt Fund

Asset Allocation1

Foreign Government Securities	71.5%
Corporate Bonds	24.6%
Asset-Backed Security	0.6%
Forward Currency Contracts†	(0.0)%
Interest Rate Swaps	(0.1)%
Other assets in excess of liabilities	3.4%
100.0%

Top Industries2

Banks	5.4%
Oil, Gas & Consumable Fuels	4.2%
Consumer Finance	2.3%
Electric Utilities	2.2%
Metals & Mining	1.8%
Chemicals	1.5%
Construction & Engineering	1.3%
Wireless Telecommunication Services	1.2%
Diversified Telecommunication Services	1.0%
Automobiles	1.0%
Other Industries	78.1%
100.0%

Top Holdings2

Federative Republic of Brazil, 10.00%, 1/1/2025	5.1%
Republic of South Africa, 8.25%, 3/31/2032	3.9%
Kingdom of Thailand, 1.25%, 3/12/2028	2.9%
United Mexican States, 5.75%, 3/5/2026	2.7%
Qatar Government Bond, 4.50%, 4/23/2028	2.2%
Kingdom of Saudi Arabia, 3.63%, 3/4/2028	2.1%
Qatar Government Bond, 4.82%, 3/14/2049	2.0%
Commonwealth of the Bahamas, 6.00%, 11/21/2028	2.0%
Titulos de Tesoreria, 7.75%, 9/18/2030	1.9%
Ukraine Government Bond, 7.75%, 9/1/2023	1.9%
Other Holdings	73.3%
100.0%

Top Countries2

Mexico	12.0%
Brazil	6.7%
Indonesia	5.9%
South Africa	5.2%
Russia	4.8%
Thailand	4.3%
Qatar	4.2%
Saudi Arabia	4.0%
Ukraine	3.2%
Peru	3.1%
Other Countries	46.6%
100.0%

†	Amount rounds to less than 0.1%.

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

62

Fund Performance	Nationwide Emerging Markets Debt Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	3 Yr.	Inception
Class A	w/o SC1	14.75%	5.19%	7.11%	[2]
	w/SC3	12.16%	4.39%	6.45%	[2]
Class C	w/o SC1	13.77%	4.39%	6.29%	[2]
	w/SC4	12.77%	N/A	N/A
Class R6[5,6]		15.04%	5.46%	7.39%	[2]
Institutional Service Class[5]		15.05%	5.46%	7.38%	[2]
JPM EMBI Global Diversified Index		14.35%	5.14%	7.33%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of February 29, 2016.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.50%	1.40%
Class C	2.25%	2.15%
Class R6	1.00%	0.90%
Institutional Service Class	1.25%	1.15%

^

Current effective prospectus dated February 28, 2019. The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

63

Fund Performance (cont.)	Nationwide Emerging Markets Debt Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide Emerging Markets Debt Fund from inception through 10/31/19 versus the JPM EMBI Global Diversified Index for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

64

Shareholder Expense Example	Nationwide Emerging Markets Debt Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Emerging Markets Debt Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19	Expense Ratio During Period (%) 5/1/19 - 10/31/19
Class A Shares	Actual	(a)	1,000.00	1,071.10	6.00	1.15
	Hypothetical	(a)(b)	1,000.00	1,019.41	5.85	1.15
Class C Shares	Actual	(a)	1,000.00	1,066.40	10.16	1.95
	Hypothetical	(a)(b)	1,000.00	1,015.38	9.91	1.95
Class R6 Shares	Actual	(a)	1,000.00	1,072.50	4.70	0.90
	Hypothetical	(a)(b)	1,000.00	1,020.67	4.58	0.90
Institutional Service Class Shares	Actual	(a)	1,000.00	1,071.60	4.70	0.90
	Hypothetical	(a)(b)	1,000.00	1,020.67	4.58	0.90

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

65

Statement of Investments

October 31, 2019

Nationwide Emerging Markets Debt Fund

Asset-Backed Security 0.6%

	Principal Amount	Value

CHILE 0.6%
Airlines 0.6%
Latam Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 11/15/2027	$453,833	$469,717

Total Asset-Backed Securities (cost $438,263)		469,717

Corporate Bonds 24.6%
ARGENTINA 0.5%
Diversified Telecommunication Services 0.5%
Telecom Argentina SA, Reg. S, 6.50%, 6/15/2021	410,000	388,475

BAHRAIN 0.6%
Oil, Gas & Consumable Fuels 0.6%
Oil and Gas Holding Co. BSCC (The), 7.63%, 11/7/2024 (a)	380,000	430,350

BRAZIL 1.6%
Chemicals 1.1%
Braskem Netherlands Finance BV, 4.50%, 1/31/2030 (a)	820,000	812,620

Paper & Forest Products 0.5%
Suzano Austria GmbH, 5.00%, 1/15/2030	383,000	394,299

		1,206,919

CHINA 0.9%
Automobiles 0.9%
Geely Automobile Holdings Ltd., Reg. S, 3.63%, 1/25/2023	700,000	708,058

COLOMBIA 0.6%
Oil, Gas & Consumable Fuels 0.6%
Transportadora de Gas Internacional SA ESP, 5.55%, 11/1/2028 (a)	400,000	462,500

CONGO, DEMOCRATIC REPUBLIC OF THE 0.5%
Machinery 0.5%
HTA Group Ltd., Reg. S, 9.13%, 3/8/2022	390,000	405,662

DOMINICAN REPUBLIC 0.5%
Electric Utilities 0.5%
AES Andres BV, Reg. S, 7.95%, 5/11/2026	340,000	362,103

GEORGIA 1.0%
Banks 1.0%
Bank of Georgia JSC, Reg. S, 6.00%, 7/26/2023	749,000	773,642

INDIA 1.1%
Electric Utilities 0.6%
Adani Transmission Ltd., 4.00%, 8/3/2026 (a)	500,000	511,813

Corporate Bonds (continued)

	Principal Amount		Value

INDIA (continued)
Metals & Mining 0.5%
Vedanta Resources Ltd., Reg. S, 6.13%, 8/9/2024		$450,000	$416,949

			928,762

INDONESIA 1.0%
Electric Utilities 1.0%
Perusahaan Listrik Negara PT, 6.25%, 1/25/2049 (a)		620,000	792,534

JAMAICA 0.2%
Wireless Telecommunication Services 0.2%
Digicel Group One Ltd., 8.25%, 12/30/2022 (a)		200,000	118,250

MEXICO 4.4%
Banks 0.5%
BBVA Bancomer SA, Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 5.13%, 1/18/2033 (b)		420,000	408,979

Consumer Finance 1.1%
Credito Real SAB de CV SOFOM ER, 9.50%, 2/7/2026 (a)		370,000	425,500
Unifin Financiera SAB de CV Reg. S, 7.00%, 1/15/2025		238,000	238,024
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.31%), 8.88%, 1/29/2025 (a)(b)(c)		259,000	234,397

			897,921

Equity Real Estate Investment Trusts (REITs) 0.6%
Trust F/1401, Reg. S, 6.95%, 1/30/2044		375,000	433,598

Oil, Gas & Consumable Fuels 1.2%
Petroleos Mexicanos, Reg. S, 7.19%, 9/12/2024	MXN	11,891,200	550,161
Petroleos Mexicanos, Series 14-2, 7.47%, 11/12/2026		9,600,000	421,698

			971,859

Wireless Telecommunication Services 1.0%
Sixsigma Networks Mexico SA de CV, 7.50%, 5/2/2025 (a)		$800,000	800,000

			3,512,357

NIGERIA 0.8%
Construction & Engineering 0.8%
IHS Netherlands Holdco BV, 7.13%, 3/18/2025 (a)		580,000	598,966

PANAMA 1.5%
Banks 1.1%
Global Bank Corp., (ICE LIBOR USD 3 Month + 3.30%), 5.25%, 4/16/2029 (a)(b)		770,000	824,285

66

Statement of Investments (Continued)

October 31, 2019

Nationwide Emerging Markets Debt Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Value

PANAMA (continued)
Entertainment 0.4%
Cable Onda SA, 4.50%, 1/30/2030 (a)		$283,000	$286,755

			1,111,040

RUSSIA 1.0%
Consumer Finance 1.0%
GTLK Europe DAC, Reg. S, 5.13%, 5/31/2024		740,000	769,600

SAUDI ARABIA 0.3%
Oil, Gas & Consumable Fuels 0.3%
Saudi Arabian Oil Co., 4.25%, 4/16/2039 (a)		200,000	214,378

SINGAPORE 0.5%
Oil, Gas & Consumable Fuels 0.5%
Puma International Financing SA, 5.00%, 1/24/2026 (a)		404,000	386,794

SOUTH AFRICA 0.9%
Chemicals 0.4%
Sasol Financing USA LLC, 5.88%, 3/27/2024		307,000	331,050

Diversified Telecommunication Services 0.5%
Liquid Telecommunications Financing plc, Reg. S, 8.50%, 7/13/2022		365,000	363,394

			694,444

SPAIN 0.5%
Construction & Engineering 0.5%
International Airport Finance SA, 12.00%, 3/15/2033 (a)		357,000	385,025

THAILAND 0.8%
Oil, Gas & Consumable Fuels 0.8%
PTTEP Treasury Center Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.72%), 4.60%, 7/17/2022 (a)(b)(c)		600,000	615,655

TUNISIA 1.6%
Banks 1.6%
Banque Centrale de Tunisie International Bond
6.75%, 10/31/2023 (a)	EUR	608,000	683,460
6.38%, 7/15/2026 (a)		479,000	521,033

			1,204,493

TURKEY 1.0%
Banks 1.0%
Turkiye Garanti Bankasi A/S, Reg. S, 5.88%, 3/16/2023		$800,000	811,195

UKRAINE 0.5%
Metals & Mining 0.5%
Metinvest BV, 8.50%, 4/23/2026 (a)		338,000	353,941

Corporate Bonds (continued)

	Principal Amount		Value

UNITED ARAB EMIRATES 1.5%
Airlines 0.7%
Zahidi Ltd., Reg. S, 4.50%, 3/22/2028		$511,359	$519,838

Diversified Financial Services 0.5%
ICD Sukuk Co. Ltd., Reg. S, 5.00%, 2/1/2027		370,000	387,368

Multi-Utilities 0.3%
Abu Dhabi National Energy Co. PJSC, 4.88%, 4/23/2030 (a)		200,000	226,348

			1,133,554

VENEZUELA, BOLIVARIAN REPUBLIC OF 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
Petroleos de Venezuela SA, Reg. S, 5.50%, 4/12/2037 (d)		560,000	33,600

ZAMBIA 0.8%
Metals & Mining 0.8%
First Quantum Minerals Ltd.
Reg. S, 7.25%, 5/15/2022		400,000	400,000
Reg. S, 6.88%, 3/1/2026		200,000	195,750

			595,750

Total Corporate Bonds (cost $18,409,550)			18,998,047

Foreign Government Securities 71.5%
ARMENIA 1.5%
Republic of Armenia
Reg. S, 7.15%, 3/26/2025		448,000	520,738
3.95%, 9/26/2029 (a)		670,000	652,726

			1,173,464

BAHAMAS 2.0%
Commonwealth of the Bahamas, 6.00%, 11/21/2028 (a)		1,390,000	1,506,426

BAHRAIN 1.0%
CBB International Sukuk Programme Co. SPC, 4.50%, 3/30/2027 (a)		770,000	795,684

BELIZE 0.5%
Republic of Belize,Reg. S, 4.94%, 2/20/2034 (e)		685,400	418,094

BENIN 1.0%
Benin Government International Bond,Reg. S, 5.75%, 3/26/2026	EUR	670,000	768,734

BRAZIL 4.9%
Federative Republic of Brazil, 10.00%, 1/1/2025	BRL	12,889,000	3,770,790

COLOMBIA 2.3%
Republic of Colombia, 7.50%, 8/26/2026	COP	1,053,700,000	345,147
Titulos de Tesoreria, 7.75%, 9/18/2030		4,303,200,000	1,444,764

			1,789,911

67

Statement of Investments (Continued)

October 31, 2019

Nationwide Emerging Markets Debt Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount		Value

COSTA RICA 0.8%
Republic of Costa Rica
Reg. S, 10.35%, 6/19/2030	CRC	204,000,000	$370,063
Reg. S, 7.00%, 4/4/2044		$200,000	197,252
Reg. S, 7.16%, 3/12/2045		21,000	20,895

			588,210

DOMINICAN REPUBLIC 1.4%
Dominican Republic Bond
Reg. S, 5.50%, 1/27/2025		705,000	751,713
Reg. S, 9.75%, 6/5/2026	DOP	16,300,000	313,808

			1,065,521

ECUADOR 2.4%
Republic of Ecuador
Reg. S, 10.75%, 3/28/2022		$752,000	795,248
7.88%, 3/27/2025 (a)		297,000	279,922
Reg. S, 9.65%, 12/13/2026		766,000	752,603

			1,827,773

EGYPT 2.1%
Arab Republic of Egypt
6.13%, 1/31/2022 (a)		388,000	400,959
6.20%, 3/1/2024 (a)		212,000	223,660
7.60%, 3/1/2029 (a)		242,000	255,781
5.63%, 4/16/2030 (a)	EUR	668,000	746,511

			1,626,911

EL SALVADOR 1.4%
Republic of El Salvador
Reg. S, 5.88%, 1/30/2025		$626,000	648,699
Reg. S, 8.63%, 2/28/2029		224,000	265,442
Reg. S, 8.25%, 4/10/2032		119,000	137,000

			1,051,141

GEORGIA 1.2%
Republic of Georgia, Reg. S, 6.88%, 4/12/2021		911,000	962,371

GHANA 0.6%
Ghana Government Bond, 8.63%, 6/16/2049 (a)		467,000	465,832

INDONESIA 4.7%
Republic of Indonesia
8.38%, 3/15/2024	IDR	8,352,000,000	638,077
8.38%, 9/15/2026		11,666,000,000	907,981
6.63%, 5/15/2033		12,831,000,000	859,559
8.38%, 3/15/2034		15,714,000,000	1,210,214

			3,615,831

IRAQ 0.6%
Republic of Iraq, Reg. S, 6.75%, 3/9/2023		$456,000	459,383

JAMAICA 1.5%
Jamaica Government Bond, 7.88%, 7/28/2045		900,000	1,186,884

Foreign Government Securities (continued)

	Principal Amount		Value

JORDAN 0.3%
Hashemite Kingdom of Jordan, Reg. S, 7.38%, 10/10/2047		$200,000	$210,570

MALAYSIA 0.9%
Malaysia Government Bond
3.84%, 4/15/2033	MYR	1,507,000	364,785
4.64%, 11/7/2033		1,320,000	346,305

			711,090

MEXICO 7.1%
United Mexican States
10.00%, 12/5/2024	MXN	6,603,600	393,195
5.75%, 3/5/2026		40,426,600	2,000,094
7.50%, 6/3/2027		16,504,600	896,542
8.50%, 5/31/2029		20,750,300	1,208,752
8.50%, 11/18/2038		15,968,200	952,057

			5,450,640

MONTENEGRO 0.5%
Republic of Montenegro, 2.55%, 10/3/2029 (a)	EUR	370,000	410,598

NIGERIA 0.4%
Nigeria Government Bond, 7.14%, 2/23/2030 (a)		$297,000	297,821

PARAGUAY 1.3%
Republic of Paraguay, 5.40%, 3/30/2050 (a)		920,000	1,043,059

PERU 3.0%
Republic of Peru
Reg. S, 8.20%, 8/12/2026	PEN	2,066,000	782,323
Reg. S, 5.94%, 2/12/2029 (a)		3,664,000	1,241,391
Reg. S, 6.90%, 8/12/2037		713,000	263,349

			2,287,063

PHILIPPINES 1.8%
Republic of Philippines
6.25%, 3/22/2028	PHP	15,700,000	345,145
6.88%, 1/10/2029		36,000,000	833,526
6.25%, 1/14/2036		10,000,000	237,314

			1,415,985

QATAR 4.1%
Qatar Government Bond
4.50%, 4/23/2028 (a)		$1,450,000	1,656,741
Reg. S, 4.82%, 3/14/2049		1,230,000	1,512,679

			3,169,420

ROMANIA 0.1%
Socialist Republic of Romania, 5.00%, 2/12/2029	RON	250,000	62,208

RUSSIA 3.7%
Russian Federal Bond — OFZ
7.10%, 10/16/2024	RUB	51,085,000	829,438
6.90%, 5/23/2029		75,154,000	1,215,532

68

Statement of Investments (Continued)

October 31, 2019

Nationwide Emerging Markets Debt Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount		Value

RUSSIA (continued)
Russian Federal Bond — OFZ (continued)
7.70%, 3/16/2039	RUB	45,024,000	$783,276

			2,828,246

SAUDI ARABIA 3.6%
Kingdom of Saudi Arabia
Reg. S, 3.63%, 3/4/2028		$1,481,000	1,558,255
4.38%, 4/16/2029 (a)		443,000	494,517
Reg. S, 4.50%, 4/17/2030		356,000	402,914
Reg. S, 4.63%, 10/4/2047		270,000	302,176

			2,757,862

SENEGAL 1.4%
Republic of Senegal
Reg. S, 4.75%, 3/13/2028	EUR	573,000	660,763
6.25%, 5/23/2033 (a)		$380,000	387,894

			1,048,657

SERBIA 0.5%
Republic of Serbia, 1.50%, 6/26/2029 (a)	EUR	358,000	410,777

SOUTH AFRICA 4.1%
Republic of South Africa
8.25%, 3/31/2032	ZAR	49,183,000	2,947,060
6.25%, 3/31/2036		5,000,000	236,442

			3,183,502

SRI LANKA 1.0%
Democratic Socialist Republic of Sri Lanka, 7.55%, 3/28/2030 (a)		$780,000	788,870

THAILAND 3.3%
Kingdom of Thailand Reg. S, 1.25%, 3/12/2028 (f)	THB	66,213,107	2,136,146
3.78%, 6/25/2032		10,456,000	431,647

			2,567,793

TURKEY 0.9%
Republic of Turkey, 12.20%, 1/18/2023	TRY	4,085,000	713,075

UKRAINE 2.6%
Ukraine Government Bond
Reg. S, 7.75%, 9/1/2023		$1,298,000	1,387,237
Reg. S, 7.38%, 9/25/2032		600,000	627,599

			2,014,836

URUGUAY 0.9%
Oriental Republic of Uruguay, 4.38%, 12/15/2028 (f)	UYU	24,923,798	704,111

Foreign Government Securities (continued)

	Principal Amount	Value

VENEZUELA, BOLIVARIAN REPUBLIC OF 0.1%
Bolivarian Republic of Venezuela Reg. S,Reg. S, 11.75%, 10/21/2026 (d)	$445,000	$46,169

Total Foreign Government Securities (cost $52,318,070)		55,195,312

Total Investments (cost $71,165,883) — 96.7%		74,663,076

Other assets in excess of liabilities — 3.3%		2,551,481

NET ASSETS — 100.0%		$77,214,557

†	Amount rounds to less than 0.1%.

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at October 31, 2019 was $21,743,773 which represents 28.16% of net assets.

(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2019.

(c)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2019. The maturity date reflects the next call date.

(d)	Security in default.

(e)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2019.

(f)	Principal amounts are not adjusted for inflation.

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

Currency:

BRL	Brazilian Real

COP	Colombian Peso

69

Statement of Investments (Continued)

October 31, 2019

Nationwide Emerging Markets Debt Fund (Continued)

CRC	Costa Rica Colón

DOP	Dominican Peso

EUR	Euro

IDR	Indonesian Rupiah

MXN	Mexican Peso

MYR	Malaysia Ringgit

PEN	Peru Nuevo Sol

PHP	Philippines Peso

RON	Romanian Leu

RUB	Russia Ruble

THB	Thailand Baht

TRY	Turkish Lira

USD	United States Dollar

UYU	Uruguay Peso

ZAR	South Africa Rand

Forward Foreign Currency Contracts outstanding as of October 31, 2019:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CZK	56,357,057	USD	2,409,734	Barclays Bank plc	1/23/2020	56,691
EGP	14,324,836	USD	864,927	Barclays Bank plc**	1/23/2020	3,803
INR	113,500,000	USD	1,574,884	Royal Bank of Canada**	1/23/2020	12,412
KZT	280,000,000	USD	702,899	Barclays Bank plc**	1/23/2020	5,864
PLN	5,800,174	USD	1,487,903	JPMorgan Chase Bank	1/23/2020	31,078
USD	1,274,758	ZAR	19,330,000	Royal Bank of Canada	1/23/2020	9,501

Total unrealized appreciation						119,349

CLP	200,000,000	USD	278,633	Deutsche Bank Securities, Inc.**	1/23/2020	(8,360)
USD	1,203,015	BRL	5,015,000	Royal Bank of Canada**	1/23/2020	(41,762)
USD	3,967,748	EUR	3,569,592	Credit Lyonnais London	1/23/2020	(36,400)
USD	2,398,453	MXN	46,830,000	Barclays Bank plc	1/23/2020	(6,199)
USD	1,078,118	PEN	3,650,000	Royal Bank of Canada**	1/23/2020	(10,378)
USD	1,292,085	PHP	66,700,000	Deutsche Bank Securities, Inc.**	1/23/2020	(18,221)
USD	749,041	RUB	48,730,000	HSBC Bank plc**	1/23/2020	(2,893)
USD	2,044,147	THB	62,000,000	HSBC Bank plc	1/23/2020	(11,170)

Total unrealized depreciation						(135,383)

Net unrealized depreciation						(16,034)

** Non-deliverable forward.

Currency:

BRL	Brazilian Real

CLP	Chilean Peso

CZK	Czech Republic Koruna

EGP	Egyptian Pound

EUR	Euro

INR	Indian Rupee

70

Statement of Investments (Continued)

October 31, 2019

Nationwide Emerging Markets Debt Fund (Continued)

KZT	Kazakhstani Tenge

MXN	Mexican Peso

PEN	Peru Nuevo Sol

PHP	Philippines Peso

PLN	Poland New Zloty

RUB	Russia Ruble

THB	Thailand Baht

USD	United States Dollar

ZAR	South African Rand

Centrally Cleared Interest rate swap contracts outstanding as of October 31, 2019:

Floating Rate Index	Fixed Rate	Pay/ Receive Floating Rate	Maturity Date	Notional Amount	Upfront Payments (Receipts) ($)*	Unrealized Appreciation (Depreciation) ($)	Value ($)
6 Month WIBOR semi-annually	2.25 annually	Receive	5/7/2024	PLN 14,400,000	–	(91,356)	(91,356)

					–	(91,356)	(91,356)

*	There are no upfront payments (receipts) on the swap contracts listed above.

At October 31, 2019, the Fund had $81,235 segregated as collateral for swap contracts.

Currency:

PLN	Poland New Zloty

The accompanying notes are an integral part of these financial statements.

71

Statement of Assets and Liabilities

October 31, 2019

Nationwide Emerging Markets Debt Fund
Assets:
Investment securities, at value (cost $71,165,883)	$74,663,076
Cash	2,703,422
Cash pledged for centrally cleared swap contracts	81,235
Foreign currencies, at value (cost $214,676)	217,493
Interest receivable	1,110,808
Receivable for investments sold	426,236
Reclaims receivable	30,761
Unrealized appreciation on forward foreign currency contracts (Note 2)	119,349
Due from custodian	173,549
Reimbursement from investment adviser (Note 3)	8,466
Receivable for capital gain country tax	28,176
Prepaid expenses	16,719

Total Assets	79,579,290

Liabilities:
Payable for investments purchased	1,713,282
Payable for capital shares redeemed	37,587
Payable for variation margin on centrally cleared swap contracts	3,756
Unrealized depreciation on forward foreign currency contracts (Note 2)	135,383
Accrued expenses and other payables:
Investment advisory fees	45,833
Fund administration fees	15,459
Distribution fees	26
Administrative servicing fees	112
Accounting and transfer agent fees	2,344
Trustee fees	327
Due to broker	320,000
Deferred capital gain country tax	30,941
Custodian fees	1,029
Compliance program costs (Note 3)	107
Professional fees	42,785
Printing fees	9,263
Other	6,499

Total Liabilities	2,364,733

Net Assets	$77,214,557

Represented by:
Capital	$74,937,103
Total distributable earnings (loss)	2,277,454

Net Assets	$77,214,557

Net Assets:
Class A Shares	$92,331
Class C Shares	7,762
Class R6 Shares	77,094,995
Institutional Service Class Shares	19,469

Total	$77,214,557

72

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide Emerging Markets Debt Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	9,064
Class C Shares	767
Class R6 Shares	7,568,686
Institutional Service Class Shares	1,912

Total	7,580,429

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.19
Class C Shares (b)	$10.12
Class R6 Shares	$10.19
Institutional Service Class Shares	$10.18
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.42

Maximum Sales Charge:
Class A Shares	2.25%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

73

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Emerging Markets Debt Fund
INVESTMENT INCOME:
Interest income	$5,177,760
Foreign tax withholding	(33,026)

Total Income	5,144,734

EXPENSES:
Investment advisory fees	536,917
Fund administration fees	100,012
Distribution fees Class A	302
Distribution fees Class C	531
Registration and filing fees	52,906
Professional fees	64,756
Printing fees	11,983
Trustee fees	2,796
Custodian fees	3,745
Accounting and transfer agent fees	10,745
Compliance program costs (Note 3)	394
Other	3,551

Total expenses before expenses reimbursed	788,638

Expenses reimbursed by adviser (Note 3)	(96,599)

Net Expenses	692,039

NET INVESTMENT INCOME	4,452,695

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities†	(3,880,148)
Settlement of forward foreign currency contracts (Note 2)	103,887
Foreign currency transactions (Note 2)	(60,536)
Expiration or closing of swap contracts (Note 2)	76,650

Net realized losses	(3,760,147)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities††	10,255,490
Forward foreign currency contracts (Note 2)	(173,301)
Translation of assets and liabilities denominated in foreign currencies	18,315
Swap contracts (Note 2)	(170,302)

Net change in unrealized appreciation/depreciation	9,930,202

Net realized/unrealized gains	6,170,055

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$10,622,750

†	Net of capital gain country taxes of $1,581.
††	Net of increase in deferred capital gain country tax accrual on unrealized appreciation of $28,179.

The accompanying notes are an integral part of these financial statements.

74

Statements of Changes in Net Assets

	Nationwide Emerging Markets Debt Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$4,452,695	$4,659,125
Net realized gains (losses)	(3,760,147)	1,226,828
Net change in unrealized appreciation/depreciation	9,930,202	(9,315,251)

Change in net assets resulting from operations	10,622,750	(3,429,298)

Distributions to Shareholders From:
Distributable earnings:
Class A	(9,802)	(8,408)
Class C	(5,897)	(4,895)
Class R6	(5,513,230)	(4,623,698)
Institutional Service Class	(6,337)	(5,799)

Change in net assets from shareholder distributions	(5,535,266)	(4,642,800)

Change in net assets from capital transactions	(8,588,051)	(6,235,734)

Change in net assets	(3,500,567)	(14,307,832)

Net Assets:
Beginning of year	80,715,124	95,022,956

End of year	$77,214,557	$80,715,124

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$19,230	$4,550
Dividends reinvested	9,802	8,408
Cost of shares redeemed	(88,619)	(30,008)

Total Class A Shares	(59,587)	(17,050)

Class C Shares
Proceeds from shares issued	–	–
Dividends reinvested	5,897	4,895
Cost of shares redeemed	(91,013)	(18,000)

Total Class C Shares	(85,116)	(13,105)

Class R6 Shares
Proceeds from shares issued	3,896,755	5,474,158
Dividends reinvested	5,513,230	4,623,698
Cost of shares redeemed	(17,778,122)	(16,289,234)

Total Class R6 Shares	(8,368,137)	(6,191,378)

Institutional Service Class Shares
Proceeds from shares issued	10,500	–
Dividends reinvested	6,337	5,799
Cost of shares redeemed	(92,048)	(20,000)

Total Institutional Service Class Shares	(75,211)	(14,201)

Change in net assets from capital transactions	$(8,588,051)	$(6,235,734)

75

Statements of Changes in Net Assets (Continued)

	Nationwide Emerging Markets Debt Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	1,931	443
Reinvested	1,090	824
Redeemed	(9,272)	(3,113)

Total Class A Shares	(6,251)	(1,846)

Class C Shares
Issued	–	1
Reinvested	660	479
Redeemed	(9,600)	(1,869)

Total Class C Shares	(8,940)	(1,389)

Class R6 Shares
Issued	407,556	559,149
Reinvested	611,006	454,036
Redeemed	(1,893,312)	(1,585,441)

Total Class R6 Shares	(874,750)	(572,256)

Institutional Service Class Shares
Issued	1,094	–
Reinvested	704	569
Redeemed	(9,664)	(2,075)

Total Institutional Service Class Shares	(7,866)	(1,506)

Total change in shares	(897,807)	(576,997)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

76

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Emerging Markets Debt Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$9.52	0.54	0.78	1.32	(0.56)	(0.09)	(0.65)	$10.19	14.75%		$92,331	1.15%	5.61%	1.28%	74.40%
Year Ended October 31, 2018	$10.49	0.52	(1.00)	(0.48)	(0.30)	(0.19)	(0.49)	$9.52	(4.87%	)(g)	$145,814	1.15%	5.17%	1.25%	86.23%
Year Ended October 31, 2017	$10.76	0.50	0.16	0.66	(0.50)	(0.43)	(0.93)	$10.49	6.73%		$180,079	1.15%	4.80%	1.23%	106.38%
Period Ended October 31, 2016 (h)	$10.00	0.30	0.74	1.04	(0.28)	–	(0.28)	$10.76	10.44%	(g)	$150,084	1.20%	4.29%	1.35%	99.02%

Class C Shares
Year Ended October 31, 2019	$9.50	0.48	0.75	1.23	(0.52)	(0.09)	(0.61)	$10.12	13.77%		$7,762	1.91%	5.11%	2.03%	74.40%
Year Ended October 31, 2018	$10.49	0.44	(0.99)	(0.55)	(0.25)	(0.19)	(0.44)	$9.50	(5.53%	)(g)	$92,176	1.90%	4.42%	2.00%	86.23%
Year Ended October 31, 2017	$10.76	0.42	0.16	0.58	(0.42)	(0.43)	(0.85)	$10.49	5.93%		$116,449	1.90%	4.05%	1.97%	106.38%
Period Ended October 31, 2016 (h)	$10.00	0.25	0.73	0.98	(0.22)	—	(0.22)	$10.76	9.89%	(g)	$114,103	1.96%	3.49%	2.11%	99.02%

Class R6 Shares (i)
Year Ended October 31, 2019	$9.52	0.56	0.78	1.34	(0.58)	(0.09)	(0.67)	$10.19	15.04%		$77,094,995	0.90%	5.81%	1.03%	74.40%
Year Ended October 31, 2018	$10.49	0.55	(1.01)	(0.46)	(0.32)	(0.19)	(0.51)	$9.52	(4.63%	)(g)	$80,384,035	0.90%	5.44%	1.00%	86.23%
Year Ended October 31, 2017	$10.76	0.52	0.16	0.68	(0.52)	(0.43)	(0.95)	$10.49	7.00%		$94,608,019	0.90%	5.04%	0.98%	106.38%
Period Ended October 31, 2016 (h)	$10.00	0.32	0.74	1.06	(0.30)	–	(0.30)	$10.76	10.67%	(g)	$101,081,348	0.90%	4.53%	1.05%	99.02%

Institutional Service Class Shares
Year Ended October 31, 2019	$9.52	0.57	0.77	1.34	(0.59)	(0.09)	(0.68)	$10.18	14.94%	(g)	$19,469	0.90%	6.05%	1.03%	74.40%
Year Ended October 31, 2018	$10.49	0.54	(1.00)	(0.46)	(0.32)	(0.19)	(0.51)	$9.52	(4.62%	)(g)	$93,099	0.90%	5.42%	1.00%	86.23%
Year Ended October 31, 2017	$10.76	0.52	0.16	0.68	(0.52)	(0.43)	(0.95)	$10.49	7.00%		$118,409	0.90%	5.05%	0.98%	106.38%
Period Ended October 31, 2016 (h)	$10.00	0.32	0.73	1.05	(0.29)	–	(0.29)	$10.76	10.63%	(g)	$110,648	0.96%	4.48%	1.11%	99.02%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(h)	For the period from March 1, 2016 (commencement of operations) through October 31, 2016. Total return is calculated based on inception date of February 29, 2016 through October 31, 2016.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

77

Fund Commentary	Nationwide Global Sustainable Equity Fund

For the annual period ended October 31, 2019, the Nationwide Global Sustainable Equity Fund (Class R6*) returned 13.20% versus 12.69% for its benchmark, the MSCI World IndexSM Free. For broader comparison, the return for the Fund’s closest Morningstar® peer category, World Large Stock (consisting of 870 funds as of October 31, 2019), was 11.86% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund outperformed its benchmark by 0.51% for the reporting period. Fund performance came from stock selection, while sector allocation was negative.

Stock selection in Financials, Materials and Consumer Staples contributed the most to Fund performance for the reporting period. The strategy’s small underweight to the Energy sector and small overweight to Communication Services were the only positive contributors to Fund performance in terms of sector allocation for the period.

In terms of individual stocks, Medicines Company, Sage Group and Zurich Insurance were the largest positive contributors to Fund performance for the reporting period.

Medicines Company announced positive efficacy and, more important, clean safety data for the two remaining pivotal trials for Inclisiran, a cholesterol drug. This puts the company on track for regulatory submission in the U.S. in the fourth quarter of 2019 and the European Union in the first quarter of 2020, with approval expected by year-end 2020.

Sage Group performed well during the reporting period, thanks to continued strong cash generation, high-20s margins and a solid position in the accounting software market. Sage Group is a high-quality and very cash-generative software company selling into the small and medium-sized enterprises market, with the potential for improved organic growth and eventually higher margins. In the third quarter of 2019, Sage

Group’s share price declined because its July trading statement was mildly disappointing, with third-quarter organic sales growth below the first half of 2019 and about 100 basis points (bps) below market consensus estimates.

Zurich Insurance reported strong results for the first half of 2019, with business operating profit up 16%, driven by the company’s Property and Casualty business (up 46%). Targets announced in 2016 were overachieved and the business is now much less volatile than it was three years ago. The company has a very solid balance sheet and limited asset risks, with still some dividend yield and share price appreciation potential.

The Fund’s stock selection in Utilities, HealthCare and Real Estate detracted the most from Fund performance for the reporting period. In addition, sector allocation to these sectors constituted a negative contribution to Fund performance (underweight to Utilities and Real Estate, overweight to Health Care).

Fund holdings Centrica, LivaNova and Simon Property Group were the three individual stocks that detracted the most from Fund performance for the reporting period.

Centrica was the largest detractor. Our initial thesis on the company was based around our expectation that Centrica could maintain market share leadership while significantly reducing costs. The introduction of a price cap and the fact that key competitors were all loss-making strengthened our belief that the company would be able to maintain leadership. While the company was rated in the top decile on environmental, social and governance (ESG) scoring, Fund management believed that there needed to be improvements in Centrica’s management of its business. In July 2019, Centrica’s management reported on the much-anticipated restructuring. The price of Centrica shares fell dramatically since that time as Centrica announced first-half 2019 losses of British pound sterling (GBP) 446 million, a re-basing of the dividend and the departure of its chief executive officer (CEO). The departure of the CEO was both expected and a desired outcome. However, the

78

Fund Commentary (cont.)	Nationwide Global Sustainable Equity Fund

additional restructuring costs of around GBP 1.3 billion were not expected. The Fund reduced its position in Centrica and sold it after the end of the reporting period.

LivaNova shares traded off sharply in early April after the company pre-announced flat first-quarter 2019 revenues on an as-reported basis and suspended its fiscal-year 2019 earnings-per-share guidance, driven primarily by weakness in the U.S. neuromodulation business. The U.S. neuromodulation business was affected by competition and salesforce turnover. In addition, there are delays in the ongoing effort to expand the use of vagus nerve stimulation to patients with treatment-resistant depression. Despite these near-term challenges, LivaNova remains one of the only medical technology companies with a significant portion of its products in growing end markets and that is trading at attractive valuation.

Commercial real estate company Simon Property Group was directly affected by the sluggish landscape for the retail industry and a drop in tourism. The most-recent results show an improvement, with normalized funds from operations up 7% year-to-date 2019. We believe that any temporary dislocation related to specific retailer weakness could be compensated for by new tenants paying higher rents, and therefore we would expect same-store net operating income to pick up in the medium term.

Country/region performance attribution reflects the bottom-up stock-picking approach, with most of the Fund’s performance coming from stock selection within countries, particularly in the United States and Europe. Stock selection in Asia had a negative impact on Fund performance for the reporting period.

No derivatives were held in the portfolio during the reporting period.

Subadviser:

UBS Asset Management (Americas) Inc.

Portfolio Managers:

Bruno Bertocci and Joseph Elegante, CFA

* Performance is shown for the Fund’s Class R6 shares to correspond with the class used for performance reporting in the Fund’s prospectus. Class A shares previously were shown in the Fund’s annual reports for performance reporting.

The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). Funds that concentrate on specific countries may be subject to greater volatility than that of other mutual funds. Sustainability factors used in the subadviser’s investment process will likely make the Fund perform differently from a fund that relies solely or primarily on financial metrics. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

79

Fund Overview	Nationwide Global Sustainable Equity Fund

Asset Allocation1

Common Stocks	98.3%
Other assets in excess of liabilities	1.7%
100.0%

Top Industries2

Banks	7.0%
Pharmaceuticals	6.9%
Chemicals	6.0%
Machinery	5.3%
Insurance	5.3%
Software	5.3%
Entertainment	5.1%
Internet & Direct Marketing Retail	4.2%
Oil, Gas & Consumable Fuels	4.0%
Biotechnology	4.0%
Other Industries	46.9%
100.0%

Top Holdings2

Amazon.com, Inc.	3.0%
Microsoft Corp.	2.8%
TJX Cos., Inc. (The)	2.4%
Sony Corp.	2.3%
Ecolab, Inc.	2.2%
Zurich Insurance Group AG	2.1%
UnitedHealth Group, Inc.	2.0%
T. Rowe Price Group, Inc.	1.9%
Linde plc	1.9%
Unilever NV	1.9%
Other Holdings	77.5%
100.0%

Top Countries2

United States	51.0%
Japan	10.4%
United Kingdom	10.0%
Germany	4.9%
Switzerland	4.5%
China	3.0%
Netherlands	2.7%
Denmark	2.3%
Finland	2.0%
India	1.6%
Other Countries	7.6%
100.0%

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

80

Fund Performance	Nationwide Global Sustainable Equity Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	12.83%	6.11%	8.00%
	w/SC3	6.33%	4.86%	7.40%
Class C1	w/o SC2	11.83%	5.28%	7.21%
	w/SC4	10.84%	5.28%	7.21%
Class R6[1,5,6,7]		13.20%	6.53%	8.39%
Institutional Service Class[5]		13.07%	6.42%	9.51%	[8]
MSCI World IndexSM Free		12.69%	7.58%	9.48%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Total returns prior to the Fund’s inception on November 19, 2012 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective November 19, 2012, Class Y Shares were renamed Institutional Class Shares.

[7]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[8]	Since inception date of November 21, 2012.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.61%	1.35%
Class C	2.37%	2.11%
Class R6	1.21%	0.95%
Institutional Service Class	1.29%	1.03%

^

Current effective prospectus dated February 28, 2019. The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

81

Fund Performance (cont.)	Nationwide Global Sustainable Equity Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide Global Sustainable Equity Fund versus the MSCI World IndexSM Free over the 10-year period ended 10/31/19. Fund performance prior to the Fund’s inception on 11/19/12 is based on Class Y shares of the Fund’s predecessor fund, the UBS Global Equity Fund. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

82

Shareholder Expense Example	Nationwide Global Sustainable Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Global Sustainable Equity Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19	Expense Ratio During Period (%) 5/1/19 - 10/31/19
Class A Shares	Actual	(a)	1,000.00	1,021.10	6.62	1.30
	Hypothetical	(a)(b)	1,000.00	1,018.65	6.61	1.30
Class C Shares	Actual	(a)	1,000.00	1,017.20	10.73	2.11
	Hypothetical	(a)(b)	1,000.00	1,014.57	10.71	2.11
Class R6 Shares	Actual	(a)	1,000.00	1,022.90	4.84	0.95
	Hypothetical	(a)(b)	1,000.00	1,020.42	4.84	0.95
Institutional Service Class Shares	Actual	(a)	1,000.00	1,022.10	5.20	1.02
	Hypothetical	(a)(b)	1,000.00	1,020.06	5.19	1.02

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

83

Statement of Investments

October 31, 2019

Nationwide Global Sustainable Equity Fund

Common Stocks 98.3%

	Shares	Value

AUSTRALIA 1.4%
Commercial Services & Supplies 1.4%
Brambles Ltd.	90,559	$745,771

AUSTRIA 0.8%
Banks 0.8%
Erste Group Bank AG	11,672	412,478

BELGIUM 0.8%
Banks 0.8%
KBC Group NV	6,071	426,051

CANADA 1.0%
Entertainment 1.0%
Entertainment One Ltd.	73,181	527,993

CHINA 3.0%
Chemicals 0.0%†
Tianhe Chemicals Group Ltd. Reg. S*^¥ (a)	2,702,000	0

Insurance 1.5%
Ping An Insurance Group Co. of China Ltd., Class H	69,000	790,768

Internet & Direct Marketing Retail 0.4%
Prosus NV*	3,103	213,980

Wireless Telecommunication Services 1.1%
China Mobile Ltd.	70,000	568,148

		1,572,896

DENMARK 2.3%
Biotechnology 0.8%
Genmab A/S*	1,882	410,160

Marine 1.1%
AP Moller — Maersk A/S, Class B	477	607,894

Pharmaceuticals 0.4%
H Lundbeck A/S	5,831	199,068

		1,217,122

FINLAND 2.0%
Banks 0.9%
Nordea Bank Abp	64,774	475,075

Oil, Gas & Consumable Fuels 1.1%
Neste OYJ	16,176	584,709

		1,059,784

GERMANY 4.8%
Auto Components 1.4%
Continental AG	5,289	707,015

Chemicals 1.1%
LANXESS AG	9,308	605,452

Household Products 1.0%
Henkel AG & Co. KGaA (Preference)	5,160	536,386

Machinery 1.3%
Jungheinrich AG (Preference)	11,761	298,345
KION Group AG	5,960	398,576

		696,921

		2,545,774

Common Stocks (continued)

	Shares	Value

INDIA 1.6%
Banks 1.6%
Axis Bank Ltd., GDR Reg. S	16,366	$849,493

INDONESIA 1.0%
Banks 1.0%
Bank Mandiri Persero Tbk. PT	1,085,500	541,776

JAPAN 10.2%
Diversified Financial Services 0.7%
ORIX Corp.	24,800	388,726

Diversified Telecommunication Services 0.8%
Nippon Telegraph & Telephone Corp.	8,500	421,188

Entertainment 1.0%
Nintendo Co. Ltd.	1,500	535,019

Household Durables 2.3%
Sony Corp.	19,600	1,194,287

Machinery 1.4%
MINEBEA MITSUMI, Inc.	14,600	276,901
Nabtesco Corp.	14,600	465,727

		742,628

Personal Products 1.8%
Kao Corp.	11,900	957,249

Pharmaceuticals 1.7%
Takeda Pharmaceutical Co. Ltd.	24,859	899,279

Professional Services 0.5%
TechnoPro Holdings, Inc.	4,200	258,243

		5,396,619

NETHERLANDS 2.6%
Chemicals 0.7%
Koninklijke DSM NV	2,981	353,434

Food & Staples Retailing 1.0%
Koninklijke Ahold Delhaize NV	20,474	509,936

Semiconductors & Semiconductor Equipment 0.9%
NXP Semiconductors NV	4,585	521,223

		1,384,593

NORWAY 1.1%
Oil, Gas & Consumable Fuels 1.1%
Equinor ASA	30,788	572,237

SOUTH AFRICA 0.8%
Internet & Direct Marketing Retail 0.8%
Naspers Ltd., Class N	2,982	423,751

SPAIN 0.6%
Biotechnology 0.6%
Grifols SA, ADR	15,300	335,223

SWITZERLAND 4.4%
Health Care Equipment & Supplies 0.7%
Alcon, Inc.*	6,568	388,038

Insurance 2.0%
Zurich Insurance Group AG	2,743	1,072,246

Pharmaceuticals 0.8%
Novartis AG (Registered)	4,738	413,901

84

Statement of Investments (Continued)

October 31, 2019

Nationwide Global Sustainable Equity Fund (Continued)

Common Stocks (continued)

	Shares	Value

SWITZERLAND (continued)
Textiles, Apparel & Luxury Goods 0.9%
Cie Financiere Richemont SA (Registered)	5,782	$455,199

		2,329,384

UNITED KINGDOM 9.8%
Chemicals 1.8%
Linde plc	5,003	992,345

Electronic Equipment, Instruments & Components 1.3%
Spectris plc	21,932	679,960

Multi-Utilities 0.5%
Centrica plc	272,164	257,175

Personal Products 1.8%
Unilever NV	16,441	972,093

Pharmaceuticals 1.7%
GlaxoSmithKline plc	38,992	893,668

Software 1.7%
Sage Group plc (The)	94,519	881,575

Trading Companies & Distributors 1.0%
Ashtead Group plc	17,247	524,732

		5,201,548

UNITED STATES 50.1%
Airlines 1.4%
Delta Air Lines, Inc.	13,848	762,748

Banks 1.9%
Investors Bancorp, Inc.	14,047	169,266
US Bancorp	8,758	499,382
Wells Fargo & Co.	6,243	322,326

		990,974

Biotechnology 2.6%
Incyte Corp.*	6,081	510,318
Ironwood Pharmaceuticals, Inc.*	47,952	481,438
Medicines Co. (The)*	6,966	365,645

		1,357,401

Building Products 1.4%
Allegion plc	6,600	765,864

Capital Markets 3.0%
Ameriprise Financial, Inc.	3,831	578,060
T. Rowe Price Group, Inc.	8,730	1,010,934

		1,588,994

Chemicals 2.2%
Ecolab, Inc.	6,073	1,166,441

Commercial Services & Supplies 0.8%
MSA Safety, Inc.	3,589	430,931

Entertainment 3.0%
Electronic Arts, Inc.*	6,951	670,076
Walt Disney Co. (The)	7,170	931,527

		1,601,603

Equity Real Estate Investment Trusts (REITs) 1.0%
Simon Property Group, Inc.	3,516	529,791

Food & Staples Retailing 1.4%
Costco Wholesale Corp.	2,459	730,593

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Health Care Equipment & Supplies 1.5%
LivaNova plc*	6,300	$445,599
Medtronic plc	3,100	337,590

		783,189

Health Care Providers & Services 2.5%
Laboratory Corp. of America Holdings*	1,625	267,751
UnitedHealth Group, Inc.	4,143	1,046,936

		1,314,687

Household Durables 1.5%
Mohawk Industries, Inc.*	5,722	820,420

Household Products 1.5%
Procter & Gamble Co. (The)	6,461	804,459

Insurance 1.7%
Marsh & McLennan Cos., Inc.	8,451	875,693

Internet & Direct Marketing Retail 2.9%
Amazon.com, Inc.*	873	1,551,024

IT Services 1.5%
Visa, Inc., Class A	4,571	817,569

Life Sciences Tools & Services 1.5%
Bio-Rad Laboratories, Inc., Class A*	2,476	821,091

Machinery 2.5%
AGCO Corp.	10,328	792,054
Gardner Denver Holdings, Inc.*	17,294	550,468

		1,342,522

Media 1.8%
Comcast Corp., Class A	20,997	941,086

Oil, Gas & Consumable Fuels 1.8%
Hess Corp.	14,553	956,860

Pharmaceuticals 2.2%
Elanco Animal Health, Inc.*	17,102	462,095
Eli Lilly & Co.	3,070	349,827
Johnson & Johnson	2,816	371,825

		1,183,747

Semiconductors & Semiconductor Equipment 1.2%
Micron Technology, Inc.*	13,935	662,609

Software 3.6%
Adobe, Inc.*	1,286	357,418
Microsoft Corp.	10,344	1,483,020

		1,840,438

Specialty Retail 2.3%
TJX Cos., Inc. (The)	21,237	1,224,313

Technology Hardware, Storage & Peripherals 1.4%
Western Digital Corp.	14,127	729,660

		26,594,707

Total Investments (cost $44,256,499) — 98.3%		52,137,200

Other assets in excess of liabilities — 1.7%		927,817

NET ASSETS — 100.0%		$53,065,017

85

Statement of Investments (Continued)

October 31, 2019

Nationwide Global Sustainable Equity Fund (Continued)

*	Denotes a non-income producing security.

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

†	Amount rounds to less than 0.1%.

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at October 31, 2019 was $0 which represents 0.0% of net assets.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

86

Statement of Assets and Liabilities

October 31, 2019

Nationwide Global Sustainable Equity Fund
Assets:
Investment securities, at value (cost $44,256,499)	$52,137,200
Cash	111,114
Foreign currencies, at value (cost $90,949)	91,649
Interest and dividends receivable	66,228
Securities lending income receivable	17
Receivable for investments sold	694,246
Receivable for capital shares issued	57
Reclaims receivable	76,049
Reimbursement from investment adviser (Note 3)	14,313
Prepaid expenses	23,236

Total Assets	53,214,109

Liabilities:
Payable for capital shares redeemed	12,346
Accrued expenses and other payables:
Investment advisory fees	33,063
Fund administration fees	14,933
Distribution fees	10,514
Administrative servicing fees	21,739
Accounting and transfer agent fees	3,273
Trustee fees	230
Custodian fees	241
Compliance program costs (Note 3)	74
Professional fees	33,887
Printing fees	14,081
Other	4,711

Total Liabilities	149,092

Net Assets	$53,065,017

Represented by:
Capital	$42,088,891
Total distributable earnings (loss)	10,976,126

Net Assets	$53,065,017

Net Assets:
Class A Shares	$38,590,822
Class C Shares	2,268,427
Class R6 Shares	6,548,746
Institutional Service Class Shares	5,657,022

Total	$53,065,017

87

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide Global Sustainable Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,107,898
Class C Shares	132,462
Class R6 Shares	346,169
Institutional Service Class Shares	298,765

Total	2,885,294

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$18.31
Class C Shares (b)	$17.13
Class R6 Shares	$18.92
Institutional Service Class Shares	$18.93
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$19.43

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

88

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Global Sustainable Equity Fund
INVESTMENT INCOME:
Dividend income	$1,089,234
Income from non-cash dividends	265,175
Interest income	19,094
Income from securities lending (Note 2)	15,550
Foreign tax withholding	(65,778)

Total Income	1,323,275

EXPENSES:
Investment advisory fees	395,863
Fund administration fees	94,587
Distribution fees Class A	79,824
Distribution fees Class C	91,808
Administrative servicing fees Class A	31,945
Administrative servicing fees Class C	13,822
Administrative servicing fees Institutional Service Class	3,307
Registration and filing fees	53,764
Professional fees	47,782
Printing fees	29,115
Trustee fees	1,913
Custodian fees	3,766
Accounting and transfer agent fees	21,839
Compliance program costs (Note 3)	258
Other	3,866

Total expenses before expenses reimbursed	873,459

Expenses reimbursed by adviser (Note 3)	(150,643)

Net Expenses	722,816

NET INVESTMENT INCOME	600,459

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	2,946,974
Foreign currency transactions (Note 2)	7,006

Net realized gains	2,953,980

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	2,668,378
Translation of assets and liabilities denominated in foreign currencies	3,820

Net change in unrealized appreciation/depreciation	2,672,198

Net realized/unrealized gains	5,626,178

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,226,637

The accompanying notes are an integral part of these financial statements.

89

Statements of Changes in Net Assets

	Nationwide Global Sustainable Equity Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$600,459	$250,256
Net realized gains	2,953,980	5,150,014
Net change in unrealized appreciation/depreciation	2,672,198	(4,522,009)

Change in net assets resulting from operations	6,226,637	878,261

Distributions to Shareholders From:
Distributable earnings:
Class A	(3,382,374)	(120,099)
Class C	(1,070,153)	–
Class R6	(795,064)	(52,101)
Institutional Service Class	(487,876)	(14,887)

Change in net assets from shareholder distributions	(5,735,467)	(187,087)

Change in net assets from capital transactions	(435,488)	(4,396,630)

Change in net assets	55,682	(3,705,456)

Net Assets:
Beginning of year	53,009,335	56,714,791

End of year	$53,065,017	$53,009,335

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$7,715,240	$821,265
Dividends reinvested	3,205,761	114,563
Cost of shares redeemed	(5,243,824)	(4,472,059)

Total Class A Shares	5,677,177	(3,536,231)

Class C Shares
Proceeds from shares issued	193,882	515,003
Dividends reinvested	1,048,410	–
Cost of shares redeemed	(8,660,872)	(1,560,893)

Total Class C Shares	(7,418,580)	(1,045,890)

Class R6 Shares
Proceeds from shares issued	4,287	759,866
Dividends reinvested	717,656	48,620
Cost of shares redeemed	(1,647,768)	(1,807,042)

Total Class R6 Shares	(925,825)	(998,556)

Institutional Service Class Shares
Proceeds from shares issued	4,730,289	2,625,804
Dividends reinvested	298,647	12,755
Cost of shares redeemed	(2,797,196)	(1,454,512)

Total Institutional Service Class Shares	2,231,740	1,184,047

Change in net assets from capital transactions	$(435,488)	$(4,396,630)

90

Statements of Changes in Net Assets (Continued)

	Nationwide Global Sustainable Equity Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	446,096	42,048
Reinvested	206,682	6,021
Redeemed	(304,601)	(233,739)

Total Class A Shares	348,177	(185,670)

Class C Shares
Issued	12,144	27,776
Reinvested	72,506	–
Redeemed	(538,401)	(86,032)

Total Class C Shares	(453,751)	(58,256)

Class R6 Shares
Issued	237	38,821
Reinvested	44,748	2,474
Redeemed	(91,494)	(93,055)

Total Class R6 Shares	(46,509)	(51,760)

Institutional Service Class Shares
Issued	264,179	129,872
Reinvested	18,531	645
Redeemed	(158,325)	(74,753)

Total Institutional Service Class Shares	124,385	55,764

Total change in shares	(27,698)	(239,922)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

91

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Global Sustainable Equity Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$18.30	0.22	1.75	1.97	(0.18)	(1.78)	(1.96)	$18.31	12.83%		$38,590,822	1.30%	1.29%		1.59%	47.52%
Year Ended October 31, 2018	$18.09	0.10	0.17	0.27	(0.06)	–	(0.06)	$18.30	1.50%		$32,209,451	1.33%	0.53%		1.59%	34.22%
Year Ended October 31, 2017	$14.42	0.11	3.77	3.88	(0.21)	–	(0.21)	$18.09	27.11%		$35,195,711	1.37%	0.68%		1.60%	37.98%
Year Ended October 31, 2016	$14.98	0.14	(0.55)	(0.41)	(0.15)	–	(0.15)	$14.42	(2.75%	)	$33,122,348	1.37%	0.97%		1.63%	147.44%
Year Ended October 31, 2015	$16.03	0.10	(0.89)	(0.79)	(0.26)	–	(0.26)	$14.98	(4.97%	)	$38,699,660	1.35%	0.62%		1.51%	37.86%

Class C Shares
Year Ended October 31, 2019	$17.25	0.01	1.70	1.71	(0.05)	(1.78)	(1.83)	$17.13	11.90%	(g)	$2,268,427	2.10%	0.09%		2.39%	47.52%
Year Ended October 31, 2018	$17.12	(0.05)	0.18	0.13	–	–	–	$17.25	0.76%		$10,109,970	2.11%	(0.25%	)	2.37%	34.22%
Year Ended October 31, 2017	$13.67	(0.02)	3.57	3.55	(0.10)	–	(0.10)	$17.12	26.14%		$11,034,886	2.13%	(0.10%	)	2.36%	37.98%
Year Ended October 31, 2016	$14.22	0.03	(0.53)	(0.50)	(0.05)	–	(0.05)	$13.67	(3.52%	)	$10,653,487	2.13%	0.22%		2.39%	147.44%
Year Ended October 31, 2015	$15.18	(0.02)	(0.84)	(0.86)	(0.10)	–	(0.10)	$14.22	(5.67%	)	$14,756,387	2.13%	(0.17%	)	2.30%	37.86%

Class R6 Shares (h)
Year Ended October 31, 2019	$18.85	0.27	1.83	2.10	(0.25)	(1.78)	(2.03)	$18.92	13.20%		$6,548,746	0.95%	1.53%		1.24%	47.52%
Year Ended October 31, 2018	$18.62	0.17	0.19	0.36	(0.13)	–	(0.13)	$18.85	1.90%		$7,401,742	0.95%	0.88%		1.21%	34.22%
Year Ended October 31, 2017	$14.82	0.18	3.88	4.06	(0.26)	–	(0.26)	$18.62	27.68%		$8,275,044	0.95%	1.08%		1.19%	37.98%
Year Ended October 31, 2016	$15.40	0.20	(0.57)	(0.37)	(0.21)	–	(0.21)	$14.82	(2.39%	)	$7,375,010	0.95%	1.38%		1.21%	147.44%
Year Ended October 31, 2015	$16.52	0.17	(0.92)	(0.75)	(0.37)	–	(0.37)	$15.40	(4.54%	)	$8,783,188	0.95%	1.04%		1.11%	37.86%

Institutional Service Class Shares
Year Ended October 31, 2019	$18.86	0.29	1.79	2.08	(0.23)	(1.78)	(2.01)	$18.93	13.07%		$5,657,022	1.02%	1.59%		1.31%	47.52%
Year Ended October 31, 2018	$18.62	0.16	0.19	0.35	(0.11)	–	(0.11)	$18.86	1.86%		$3,288,172	1.03%	0.83%		1.29%	34.22%
Year Ended October 31, 2017	$14.82	0.16	3.89	4.05	(0.25)	–	(0.25)	$18.62	27.56%		$2,209,150	1.06%	0.96%		1.29%	37.98%
Year Ended October 31, 2016	$15.40	0.18	(0.57)	(0.39)	(0.19)	–	(0.19)	$14.82	(2.52%	)	$1,505,046	1.07%	1.26%		1.33%	147.44%
Year Ended October 31, 2015	$16.50	0.15	(0.92)	(0.77)	(0.33)	–	(0.33)	$15.40	(4.70%	)	$2,052,712	1.05%	0.91%		1.22%	37.86%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

92

Fund Commentary	Nationwide International Small Cap Fund

For the annual period ended October 31, 2019, the Nationwide International Small Cap Fund (Class R6) returned 11.37% versus 8.82% for its benchmark, the MSCI EAFE® Small Cap Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Foreign Small/Mid Blend (consisting of 117 funds as of October 31, 2019), was 7.41% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Market Commentary

Global equities, as measured by the MSCI ACWI, rose more than 13.2% for the reporting period. Toward the end of 2018, global equities tumbled as concerns about slowing global growth weighed heavily on the markets. China’s economy grew at the weakest pace in a decade, and economic growth in the eurozone moderated. On the monetary policy front, the Federal Reserve (Fed) raised rates by 0.25%, to the highest level in a decade.

In the first quarter of 2019, global markets recovered and surged due to productive trade negotiations between the United States and China, and by dovish rhetoric and policy actions for the major central banks. The United States delayed its plan to increase tariffs on US$200 billion of imports from China amid constructive dialogue between U.S. and Chinese trade representatives. Brexit remained a key area of concern, with the British Parliament rejecting Prime Minister Theresa May’s deal for the third time.

In the second quarter of 2019, global equities rose for the second straight quarter. Trade tensions between China and the United States escalated in May but eased at the end of the quarter after the two countries agreed at the G20 summit to resume trade negotiations. Brexit was a major concern, with the United Kingdom (UK) avoiding an abrupt no-deal departure after the European Union (EU) leaders granted the UK a flexible extension until October 31. Prime Minister May announced that she would resign on June 7 after failing to secure a Brexit deal.

In the third quarter of 2019, Boris Johnson was appointed as the new prime minister of the UK after his victory in the Conservative Party leadership contest. UK opposition parties vowed to block Prime Minister Johnson’s bid for a general election, and Parliament passed legislation requiring him to request an extension to the Brexit process if he fails to secure an acceptable deal. On the monetary front, the Federal Reserve (Fed) cut interest rates in July and September in an effort to extend the U.S. economic expansion amid a slowdown in growth and trade uncertainty. The European Central Bank unveiled a sweeping, long-term economic stimulus package to bolster the eurozone economy against slowing growth and trade frictions, including an open-ended asset purchase program and more-favorable bank lending conditions.

In the final month of the reporting period, markets benefited from easing geopolitical tension. U.S. President Donald Trump canceled a tariff increase scheduled for October, and the United States and China have made substantial progress toward a “phase one” trade agreement. The risk of a no-deal Brexit declined significantly after a draft Brexit deal was agreed upon by the UK and the EU. On the monetary front, most global central banks reiterated their dovish policy stances. The Fed cut interest rates for the third time this year, signaling that it intends to pause the current easing cycle.

Portfolio Review

The Fund outperformed the MSCI EAFE Small Cap Index by 2.55% during the reporting period. The Fund’s relative outperformance during the period was driven by strong stock selection in the Utilities, Information Technology and Health Care sectors. This strong selection was partially offset by weaker selection in the Consumer Discretionary sector.

Top contributors to relative Fund performance during the reporting period included AltaGas Canada (Utilities), Cellnex Telecom (Communication Services) and Catena (Real Estate). AltaGas Canada, a Canada-based natural gas distribution company, was the top

93

Fund Commentary (cont.)	Nationwide International Small Cap Fund

contributor during the period. The stock rose sharply in October after the company announced that it would be acquired by the Public Sector Pension Investment Board and the Alberta Teachers’ Retirement Fund Board in an all-cash deal for a substantial premium. Cellnex Telecom, a Spain-based wireless telecommunications company, also was a top contributor during the period. Shares rose toward the end of the period after the company announced the acquisition of 7,400 mobile towers in the UK from privately held Arqiva. The transaction makes the company Britain’s largest independent wireless tower operator and a central player in the country’s rollout of 5G. Catena, a Sweden-based logistics real estate company, rose in August after CLS Holdings, a major shareholder of Catena, announced double-digit profit growth in the first half of 2019 boosted by portfolio valuation gains. In early September, CLS announced that it will explore a potential sale of its entire stake in Catena.

Top detractors from relative Fund performance during the reporting period included Yume No Machi Souzou (Consumer Discretionary), UroGen Pharma (Health Care) and Maisons du Monde (Consumer Discretionary). Yume No Machi Souzou, the leading food delivery company in Japan, was the top detractor during the period. Shares fell in late March after the company announced first-half fiscal-year results at a loss, driven by weaker-than-expected sales growth and a high cost basis. Shares fell again in October following a downgrade by a key analyst who viewed the emergence of Uber Eats as a direct threat to the company’s market share. UroGen Pharma, a biopharmaceutical company focused on treatments for urothelial cancer, detracted from relative results. The stock declined in September after the company reported that response rates for its bladder cancer treatment, UGN-102, were in line with expectations, but were not accompanied by a durability study to enable investors to assess results compared to a bladder tumor removal procedure. Maisons du Monde, a France-based home décor and furniture company, reported lower-than-expected EBITDA* with margins down during the period, highlighting a combination of currency headwinds, heightened promotional activity (to reduce inventory) and increased marketing costs as some of the drivers of weakness.

The portfolio utilized exchange-traded funds (ETFs) during the reporting period to equitize cash. The positions did not have a material impact on the portfolio during the period.

Subadviser:

Wellington Management Company LLP

Portfolio Managers:

Mary L. Pryshlak, CFA, and Jonathan D. White, CFA

* EBITDA (earnings before interest, taxes, depreciation and amortization) is a measure of a company’s overall financial performance.

The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies are usually less stable in price and less liquid than larger, more-established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more-limited resources. Therefore, they generally involve greater risk. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and illiquidity, and are highly volatile). The Fund’s holdings may subject the Fund to liquidity risk, making it more volatile than other mutual funds. The Fund uses both a growth style and a value style of investing, and may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

94

Fund Overview	Nationwide International Small Cap Fund

Asset Allocation1

Common Stocks	98.5%
Repurchase Agreements	3.1%
Exchange Traded Fund	0.5%
Short-Term Investment	0.3%
Rights†	0.0%
Liabilities in excess of other assets	(2.4)%
100.0%

Top Industries2

Equity Real Estate Investment Trusts (REITs)	7.9%
IT Services	6.2%
Machinery	4.9%
Real Estate Management & Development	4.3%
Gas Utilities	3.4%
Chemicals	3.2%
Health Care Equipment & Supplies	3.2%
Capital Markets	3.1%
Banks	2.9%
Hotels, Restaurants & Leisure	2.9%
Other Industries#	58.0%
100.0%

Top Holdings2

AltaGas Canada, Inc.	2.6%
Tecan Group AG (Registered)	1.5%
DiaSorin SpA	1.3%
GMO Payment Gateway, Inc.	1.2%
Derwent London plc	1.2%
Catena AB	1.2%
Fastighets AB Balder, Class B	1.1%
Ichigo Office REIT Investment	1.1%
Comforia Residential REIT, Inc.	1.1%
Nippon Accommodations Fund, Inc.	1.1%
Other Holdings#	86.6%
100.0%

Top Countries2

Japan	24.7%
United Kingdom	11.4%
Italy	6.3%
Sweden	5.0%
Australia	4.7%
Switzerland	4.4%
Canada	3.2%
China	3.0%
Netherlands	3.0%
France	3.0%
Other Countries#	31.3%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

95

Fund Performance	Nationwide International Small Cap Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	Inception*
Class A	w/o SC1	11.12%	8.23%	[2]
	w/SC3	4.75%	6.00%	[2]
Class R6[4]		11.37%	8.58%	[2]
Institutional Service Class[4]		11.20%	8.50%	[2]
MSCI EAFE® Small Cap Index		8.82%	9.45%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of December 29, 2016.

[3]	A 5.75% front-end sales charge was deducted.

[4]	Not subject to any SCs.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.54%	1.50%
Class R6	1.04%	1.00%
Institutional Service Class	1.29%	1.25%

^

Current effective prospectus dated February 28, 2019. The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

96

Fund Performance (cont.)	Nationwide International Small Cap Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide International Small Cap Fund from inception through 10/31/19 versus the MSCI EAFE® Small Cap Index for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

97

Shareholder Expense Example	Nationwide International Small Cap Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide International Small Cap Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19	Expense Ratio During Period (%) 5/1/19 - 10/31/19
Class A Shares	Actual	(a)	1,000.00	1,032.00	6.40	1.25
	Hypothetical	(a)(b)	1,000.00	1,018.90	6.36	1.25
Class R6 Shares	Actual	(a)	1,000.00	1,033.90	5.08	0.99
	Hypothetical	(a)(b)	1,000.00	1,020.21	5.04	0.99
Institutional Service Class Shares	Actual	(a)	1,000.00	1,033.30	5.69	1.11
	Hypothetical	(a)(b)	1,000.00	1,019.61	5.65	1.11

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

98

Statement of Investments

October 31, 2019

Nationwide International Small Cap Fund

Common Stocks 98.5%

	Shares	Value

AUSTRALIA 4.8%
Capital Markets 0.4%
Pendal Group Ltd.	426,442	$2,094,799

Chemicals 0.3%
Nufarm Ltd.*	358,942	1,460,450

Containers & Packaging 0.6%
Orora Ltd.	1,456,065	3,092,207

Equity Real Estate Investment Trusts (REITs) 0.5%
Charter Hall Social Infrastructure REIT	988,067	2,467,105

Insurance 0.5%
AUB Group Ltd.	397,458	3,381,463

Metals & Mining 0.4%
Evolution Mining Ltd.	357,153	1,031,840
Northern Star Resources Ltd.	137,566	943,220

		1,975,060

Oil, Gas & Consumable Fuels 0.4%
Beach Energy Ltd.	337,116	526,287
Karoon Energy Ltd.* (a)	929,385	613,867
Whitehaven Coal Ltd.	442,688	1,003,634

		2,143,788

Professional Services 0.2%
IPH Ltd.	151,850	842,868

Software 0.6%
Bravura Solutions Ltd.	1,073,654	3,031,559

Trading Companies & Distributors 0.3%
Seven Group Holdings Ltd.	113,313	1,461,256

Transportation Infrastructure 0.6%
Atlas Arteria Ltd.	331,261	1,831,915
Qube Holdings Ltd.	774,709	1,732,393

		3,564,308

		25,514,863

AUSTRIA 0.6%
Banks 0.4%
BAWAG Group AG Reg. S (b)	52,436	2,167,302

Construction Materials 0.1%
Wienerberger AG	26,314	711,672

Electrical Equipment 0.1%
Zumtobel Group AG*	69,955	555,570

		3,434,544

BELGIUM 1.4%
Biotechnology 0.8%
Galapagos NV* (a)	21,000	3,867,979

Equity Real Estate Investment Trusts (REITs) 0.6%
Warehouses De Pauw CVA	17,677	3,276,993

		7,144,972

BRAZIL 1.8%
Chemicals 0.3%
Braskem SA (Preference), Class A	244,300	1,687,348

Hotels, Restaurants & Leisure 0.3%
Arcos Dorados Holdings, Inc., Class A	235,253	1,757,340

Common Stocks (continued)

	Shares	Value

BRAZIL (continued)
IT Services 1.1%
Pagseguro Digital Ltd., Class A*	69,069	$2,561,079
StoneCo Ltd., Class A* (a)	80,863	2,974,950

		5,536,029

Water Utilities 0.1%
Cia de Saneamento do Parana	27,400	623,084

		9,603,801

CANADA 3.2%
Chemicals 0.2%
EcoSynthetix, Inc.*	604,202	1,293,637

Gas Utilities 2.7%
AltaGas Canada, Inc.	558,182	14,205,650

Metals & Mining 0.2%
ERO Copper Corp.*	101,161	1,264,224

Oil, Gas & Consumable Fuels 0.1%
Parex Resources, Inc.*	28,928	392,047

		17,155,558

CHINA 3.1%
Air Freight & Logistics 0.5%
Kerry Logistics Network Ltd.	977,500	1,556,765
Sinotrans Ltd., Class H	3,968,355	1,160,105

		2,716,870

Auto Components 0.1%
Nexteer Automotive Group Ltd.	676,000	628,307

Biotechnology 0.3%
Zai Lab Ltd., ADR*	52,209	1,764,142

Chemicals 0.3%
Sinopec Shanghai Petrochemical Co. Ltd., Class H	6,070,000	1,677,869

Containers & Packaging 0.3%
AMVIG Holdings Ltd.	5,991,891	1,541,303

Electronic Equipment, Instruments & Components 0.3%
Kingboard Holdings Ltd.	569,500	1,510,510

Independent Power and Renewable Electricity Producers 0.4%
China Longyuan Power Group Corp. Ltd., Class H	2,104,245	1,136,831
Huaneng Renewables Corp. Ltd., Class H	2,596,000	988,854

		2,125,685

Interactive Media & Services 0.2%
Wise Talent Information Technology Co. Ltd. Reg. S* (a)	335,600	841,304

Internet & Direct Marketing Retail 0.1%
Maoyan Entertainment Reg. S* (b)	237,254	341,884

Machinery 0.1%
Precision Tsugami China Corp. Ltd. Reg. S	780,000	749,287

Marine 0.3%
SITC International Holdings Co. Ltd.	1,244,000	1,372,068

Professional Services 0.1%
51job, Inc., ADR*	4,914	387,076

99

Statement of Investments (Continued)

October 31, 2019

Nationwide International Small Cap Fund (Continued)

Common Stocks (continued)

	Shares	Value

CHINA (continued)
Software 0.1%
Kingdee International Software Group Co. Ltd.	583,000	$634,624

		16,290,929

COLOMBIA 0.7%
Oil, Gas & Consumable Fuels 0.2%
Canacol Energy Ltd.*	349,829	1,288,187

Wireless Telecommunication Services 0.5%
Millicom International Cellular SA, SDR	56,503	2,575,590

		3,863,777

DENMARK 1.1%
Biotechnology 0.4%
Ascendis Pharma A/S, ADR*	7,177	793,633
Zealand Pharma A/S* (a)	43,742	1,306,631

		2,100,264

Building Products 0.5%
Rockwool International A/S, Class B	13,099	2,573,326

Machinery 0.2%
FLSmidth & Co. A/S	25,340	906,658

		5,580,248

FINLAND 1.7%
Chemicals 0.3%
Kemira OYJ	94,863	1,540,204

Machinery 0.5%
Cargotec OYJ, Class B (a)	29,989	1,050,747
Konecranes OYJ	30,769	949,118
Valmet OYJ	38,948	870,640

		2,870,505

Real Estate Management & Development 0.9%
Kojamo OYJ	276,949	4,666,955

		9,077,664

FRANCE 3.0%
Airlines 0.1%
Air France-KLM*	53,544	637,767

Commercial Services & Supplies 0.2%
SPIE SA	40,897	862,276

Gas Utilities 0.0%†
Rubis SCA	97	5,627

Health Care Equipment & Supplies 0.6%
BioMerieux	38,212	3,126,666

Household Durables 1.0%
Kaufman & Broad SA	133,993	5,108,054

IT Services 0.2%
Worldline SA Reg. S* (b)	21,628	1,314,048

Media 0.2%
JCDecaux SA	35,612	973,338

Semiconductors & Semiconductor Equipment 0.4%
SOITEC*	20,157	2,219,342

Common Stocks (continued)

	Shares	Value

FRANCE (continued)
Specialty Retail 0.3%
Maisons du Monde SA Reg. S (b)	133,765	$1,848,923

		16,096,041

GERMANY 2.6%
Biotechnology 0.2%
Affimed NV*	329,217	967,898

Electrical Equipment 0.3%
OSRAM Licht AG (a)	30,591	1,367,185

Health Care Equipment & Supplies 0.4%
Sartorius AG (Preference)	12,517	2,430,444

Industrial Conglomerates 0.4%
Rheinmetall AG	22,201	2,671,718

Internet & Direct Marketing Retail 0.5%
Delivery Hero SE Reg. S* (b)	51,578	2,416,552

Metals & Mining 0.3%
Aurubis AG	28,656	1,405,285

Professional Services 0.3%
Bertrandt AG	28,997	1,446,675

Road & Rail 0.2%
Sixt SE	9,417	919,842

		13,625,599

GHANA 0.5%
Oil, Gas & Consumable Fuels 0.5%
Kosmos Energy Ltd.	154,355	957,001
Tullow Oil plc	656,915	1,757,505

		2,714,506

GREECE 0.4%
Diversified Telecommunication Services 0.4%
Hellenic Telecommunications Organization SA	133,953	2,028,297

HONG KONG 1.1%
IT Services 0.5%
SUNeVision Holdings Ltd.*	3,666,611	2,701,316

Machinery 0.2%
Singamas Container Holdings Ltd.	11,477,427	1,286,350

Marine 0.4%
Pacific Basin Shipping Ltd.	8,489,000	1,968,094

		5,955,760

INDIA 0.3%
Capital Markets 0.1%
Edelweiss Financial Services Ltd.	493,594	642,828

Entertainment 0.1%
PVR Ltd.	34,039	852,733

Software 0.1%
Cyient Ltd.	57,773	331,220

		1,826,781

INDONESIA 0.2%
Diversified Telecommunication Services 0.2%
Link Net Tbk. PT	3,849,835	1,206,971

100

Statement of Investments (Continued)

October 31, 2019

Nationwide International Small Cap Fund (Continued)

Common Stocks (continued)

	Shares	Value

IRELAND 1.8%
Containers & Packaging 1.0%
Smurfit Kappa Group plc	146,253	$4,879,552

Equity Real Estate Investment Trusts (REITs) 0.6%
Irish Residential Properties REIT plc	1,730,329	3,389,245

Marine 0.2%
Irish Continental Group plc	214,406	1,024,297
Irish Continental Group plc	152	746

		1,025,043

		9,293,840

ISRAEL 0.8%
IT Services 0.5%
Wix.com Ltd.*	20,937	2,555,779

Oil, Gas & Consumable Fuels 0.2%
Delek Group Ltd.	5,762	719,341
Tamar Petroleum Ltd. Reg. S (b)	110,155	284,470

		1,003,811

Pharmaceuticals 0.1%
MediWound Ltd.*	227,990	668,011

		4,227,601

ITALY 6.5%
Automobiles 0.1%
Piaggio & C SpA	142,560	448,602

Capital Markets 0.5%
Anima Holding SpA Reg. S (b)	193,467	842,364
Banca Generali SpA	51,281	1,676,798

		2,519,162

Commercial Services & Supplies 0.6%
Fila SpA (a)	191,918	3,302,231

Construction Materials 0.3%
Buzzi Unicem SpA	68,072	1,649,267

Diversified Financial Services 0.9%
Banca Farmafactoring SpA Reg. S (b)	378,712	2,294,503
Cerved Group SpA	277,545	2,704,356

		4,998,859

Gas Utilities 0.7%
Italgas SpA	593,492	3,827,276

Health Care Equipment & Supplies 1.4%
DiaSorin SpA	62,841	7,097,906

Hotels, Restaurants & Leisure 0.5%
Autogrill SpA	243,841	2,409,638

Independent Power and Renewable Electricity Producers 0.0%†
ERG SpA	8,143	172,609

Machinery 0.4%
Interpump Group SpA	71,616	1,964,280

Textiles, Apparel & Luxury Goods 1.0%
OVS SpA Reg. S* (a)(b)	1,557,108	3,114,174
Salvatore Ferragamo SpA (a)	117,320	2,196,842

		5,311,016

Common Stocks (continued)

	Shares	Value

ITALY (continued)
Transportation Infrastructure 0.1%
Enav SpA Reg. S (b)	68,732	$400,647

		34,101,493

JAPAN 25.3%
Auto Components 0.8%
Musashi Seimitsu Industry Co. Ltd.	48,400	670,926
NGK Spark Plug Co. Ltd.	51,400	1,042,040
Nippon Seiki Co. Ltd.	81,900	1,263,356
TPR Co. Ltd.	42,200	754,741
Unipres Corp.	44,100	719,770

		4,450,833

Banks 1.2%
Bank of Kyoto Ltd. (The)	51,316	2,035,641
Fukuoka Financial Group, Inc.	107,300	2,068,654
Shiga Bank Ltd. (The)	84,900	2,045,864

		6,150,159

Beverages 0.4%
Ito En Ltd.	46,400	2,257,986

Capital Markets 0.4%
DSB Co. Ltd.	80,000	436,202
Ichiyoshi Securities Co. Ltd.	145,000	935,537
Marusan Securities Co. Ltd.	193,000	929,361

		2,301,100

Chemicals 0.5%
JSR Corp.	106,407	1,998,894
Tokyo Ohka Kogyo Co. Ltd.	17,330	684,553

		2,683,447

Commercial Services & Supplies 0.1%
Raksul, Inc.* (a)	15,074	497,378

Construction & Engineering 0.5%
Chiyoda Corp.* (a)	279,671	724,870
JGC Holdings Corp.	129,962	1,884,365

		2,609,235

Construction Materials 0.2%
Taiheiyo Cement Corp.	40,409	1,141,982

Consumer Finance 0.5%
Acom Co. Ltd.	598,250	2,402,963

Diversified Financial Services 0.6%
Mitsubishi UFJ Lease & Finance Co. Ltd.	331,800	2,037,123
NEC Capital Solutions Ltd.	52,300	1,110,871

		3,147,994

Entertainment 0.5%
DeNA Co. Ltd.	30,178	515,470
Heroz, Inc.* (a)	1,660	185,309
Toei Co. Ltd.	14,790	2,047,121

		2,747,900

Equity Real Estate Investment Trusts (REITs) 3.2%
Comforia Residential REIT, Inc.	1,757	5,726,384
Ichigo Office REIT Investment	5,587	5,748,723
Nippon Accommodations Fund, Inc.	908	5,716,715

		17,191,822

101

Statement of Investments (Continued)

October 31, 2019

Nationwide International Small Cap Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Food & Staples Retailing 1.2%
Create SD Holdings Co. Ltd.	80,000	$1,980,169
Kobe Bussan Co. Ltd. (a)	73,000	2,163,534
Tsuruha Holdings, Inc.	19,700	2,215,257

		6,358,960

Food Products 0.8%
Itoham Yonekyu Holdings, Inc.	309,000	1,987,677
Nichirei Corp.	90,800	2,075,790

		4,063,467

Gas Utilities 0.0%†
Nippon Gas Co. Ltd.	8,600	244,513

Health Care Equipment & Supplies 0.3%
Asahi Intecc Co. Ltd.	55,300	1,512,278

Hotels, Restaurants & Leisure 0.8%
Kyoritsu Maintenance Co. Ltd.	90,800	4,010,482

Interactive Media & Services 0.5%
Dip Corp. (a)	95,800	2,599,916

Internet & Direct Marketing Retail 1.5%
ASKUL Corp.	123,400	3,390,557
Yume No Machi Souzou Iinkai Co. Ltd. (a)	163,300	1,505,275
ZOZO, Inc. (a)	131,181	3,067,289

		7,963,121

IT Services 2.9%
Argo Graphics, Inc.	16,302	451,684
GMO Payment Gateway, Inc.	89,769	6,622,842
NET One Systems Co. Ltd.	57,653	1,557,180
Nihon Unisys Ltd.	21,000	695,588
Obic Co. Ltd.	41,030	5,150,939
TechMatrix Corp.	31,405	703,196

		15,181,429

Machinery 0.8%
Daifuku Co. Ltd.	3,774	200,231
Fuji Corp.	20,974	348,437
MINEBEA MITSUMI, Inc.	51,100	969,151
Nabtesco Corp.	15,660	499,540
OKUMA Corp.	16,100	958,632
THK Co. Ltd.	29,200	835,792
Yamashin-Filter Corp. (a)	73,800	607,238

		4,419,021

Media 1.3%
CyberAgent, Inc.	10,941	354,036
Hakuhodo DY Holdings, Inc.	223,054	3,323,062
Nippon Television Holdings, Inc.	242,573	3,164,737

		6,841,835

Multiline Retail 0.5%
H2O Retailing Corp.	214,715	2,432,635

Oil, Gas & Consumable Fuels 0.4%
Idemitsu Kosan Co. Ltd.	62,200	1,829,067
Japan Petroleum Exploration Co. Ltd.	4,400	112,594

		1,941,661

Personal Products 0.4%
Fancl Corp.	76,000	2,157,610

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Professional Services 0.7%
BayCurrent Consulting, Inc.	29,550	$1,493,371
Grace Technology, Inc. (a)	13,157	372,982
TechnoPro Holdings, Inc.	27,600	1,697,027

		3,563,380

Real Estate Management & Development 0.6%
Tokyo Tatemono Co. Ltd.	238,700	3,395,726

Road & Rail 0.6%
Sankyu, Inc.	31,700	1,612,036
Seino Holdings Co. Ltd.	122,445	1,571,759

		3,183,795

Semiconductors & Semiconductor Equipment 0.9%
Lasertec Corp.	19,810	1,419,139
SCREEN Holdings Co. Ltd.	20,901	1,461,594
Tri Chemical Laboratories, Inc. (a)	7,100	466,292
Ulvac, Inc.	28,800	1,257,072

		4,604,097

Software 0.8%
Infomart Corp.	161,450	2,427,548
Sansan, Inc.*	20,441	728,252
Systena Corp.	50,650	726,687
TeamSpirit, Inc.* (a)	23,800	404,699

		4,287,186

Textiles, Apparel & Luxury Goods 0.8%
Asics Corp.	255,500	4,380,225

Transportation Infrastructure 0.6%
Japan Airport Terminal Co. Ltd. (a)	37,500	1,851,269
Mitsubishi Logistics Corp.	51,500	1,306,502

		3,157,771

		133,881,907

JERSEY 0.5%
Capital Markets 0.5%
Sanne Group plc	364,655	2,497,286

KAZAKHSTAN 0.7%
Metals & Mining 0.4%
KAZ Minerals plc	339,257	2,064,067

Oil, Gas & Consumable Fuels 0.3%
NAC Kazatomprom JSC, GDR Reg. S	109,660	1,474,532

		3,538,599

LUXEMBOURG 0.5%
Banks 0.5%
Addiko Bank AG*	139,903	2,447,747

MALAYSIA 0.2%
Electronic Equipment, Instruments & Components 0.1%
Inari Amertron Bhd.	1,095,800	511,736

Semiconductors & Semiconductor Equipment 0.1%
ViTrox Corp. Bhd.	274,300	506,933

		1,018,669

102

Statement of Investments (Continued)

October 31, 2019

Nationwide International Small Cap Fund (Continued)

Common Stocks (continued)

	Shares	Value

MEXICO 0.7%
Chemicals 0.7%
Alpek SAB de CV	1,572,900	$1,694,201
Orbia Advance Corp. SAB de CV	884,041	1,907,651

		3,601,852

NETHERLANDS 3.1%
Biotechnology 0.7%
Argenx SE, ADR*	13,700	1,677,701
Merus NV* (a)	61,648	965,408
ProQR Therapeutics NV*	166,457	1,131,908

		3,775,017

Chemicals 0.4%
Corbion NV	67,786	1,957,662

Construction & Engineering 0.2%
Boskalis Westminster (a)	59,563	1,307,811

Hotels, Restaurants & Leisure 0.3%
DP Eurasia NV Reg. S* (b)	1,649,592	1,476,338

IT Services 0.7%
InterXion Holding NV*	42,466	3,746,351

Trading Companies & Distributors 0.8%
IMCD NV	51,429	4,016,309

		16,279,488

NEW ZEALAND 1.0%
Health Care Equipment & Supplies 0.6%
Fisher & Paykel Healthcare Corp. Ltd.	256,032	3,128,028

Oil, Gas & Consumable Fuels 0.3%
New Zealand Refining Co. Ltd. (The)	1,327,801	1,744,801

Software 0.1%
Xero Ltd.*	8,047	381,415

		5,254,244

NORWAY 1.3%
Banks 0.7%
SpareBank 1 SMN	361,072	3,887,076

Energy Equipment & Services 0.3%
Aker Solutions ASA*	586,641	1,349,201

Food Products 0.3%
Salmar ASA	38,103	1,777,246

		7,013,523

PORTUGAL 0.2%
Media 0.2%
NOS SGPS SA	220,860	1,312,074

RUSSIA 0.2%
Interactive Media & Services 0.1%
Mail.Ru Group Ltd., GDR Reg. S*	22,048	468,588

Professional Services 0.1%
HeadHunter Group plc, ADR	19,100	333,486

		802,074

Common Stocks (continued)

	Shares	Value

SINGAPORE 0.1%
Semiconductors & Semiconductor Equipment 0.1%
Kulicke & Soffa Industries, Inc.	13,285	$315,452

SOUTH AFRICA 0.5%
Construction Materials 0.3%
PPC Ltd.*	5,328,001	1,359,340

Containers & Packaging 0.2%
Nampak Ltd.*	2,362,111	1,254,872

		2,614,212

SOUTH KOREA 0.6%
Auto Components 0.2%
S&T Motiv Co. Ltd.	23,267	911,027

Diversified Telecommunication Services 0.2%
LG Uplus Corp.	121,170	1,399,894

Software 0.2%
Douzone Bizon Co. Ltd.	13,057	823,096

		3,134,017

SPAIN 2.4%
Banks 0.2%
Liberbank SA	2,374,181	759,149
Unicaja Banco SA Reg. S (b)	422,159	382,227

		1,141,376

Commercial Services & Supplies 0.1%
Atento SA* (a)	211,222	633,666

Diversified Telecommunication Services 0.8%
Cellnex Telecom SA Reg. S* (b)	100,286	4,325,050

Equity Real Estate Investment Trusts (REITs) 0.4%
Arima Real Estate SOCIMI SA*	201,041	2,264,848

Food Products 0.9%
Ebro Foods SA	92,425	2,030,687
Viscofan SA	43,374	2,350,996

		4,381,683

		12,746,623

SWEDEN 5.1%
Aerospace & Defense 0.2%
Saab AB, Class B	41,489	1,279,719

Capital Markets 0.4%
Vostok Emerging Finance Ltd., SDR*	8,348,774	2,371,630

Commercial Services & Supplies 0.1%
Bravida Holding AB Reg. S (b)	67,254	619,699

Construction & Engineering 0.1%
Sweco AB, Class B	15,162	533,309

Containers & Packaging 0.3%
BillerudKorsnas AB (a)	117,222	1,410,865

Hotels, Restaurants & Leisure 0.3%
SkiStar AB	150,784	1,808,403

Machinery 0.9%
Trelleborg AB, Class B	290,068	4,686,767

103

Statement of Investments (Continued)

October 31, 2019

Nationwide International Small Cap Fund (Continued)

Common Stocks (continued)

	Shares	Value

SWEDEN (continued)
Paper & Forest Products 0.2%
Svenska Cellulosa AB SCA, Class B	121,022	$1,236,408

Real Estate Management & Development 2.4%
Catena AB	171,760	6,282,780
Fastighets AB Balder, Class B*	157,348	6,103,065

		12,385,845

Trading Companies & Distributors 0.2%
Indutrade AB	26,372	813,890

		27,146,535

SWITZERLAND 4.5%
Air Freight & Logistics 0.1%
Panalpina Welttransport Holding AG (Registered)	2,182	504,427

Commercial Services & Supplies 0.1%
IWG plc	138,171	686,511

Life Sciences Tools & Services 1.5%
Tecan Group AG (Registered)	33,868	8,013,842

Machinery 1.2%
Bucher Industries AG (Registered)	4,037	1,246,916
OC Oerlikon Corp. AG (Registered)	212,401	2,175,227
Sulzer AG (Registered) REG	11,046	1,115,625
VAT Group AG Reg. S* (b)	13,070	1,917,477

		6,455,245

Real Estate Management & Development 0.6%
PSP Swiss Property AG (Registered)	23,198	3,069,528

Software 0.5%
Temenos AG (Registered)*	16,929	2,417,403

Specialty Retail 0.5%
Dufry AG (Registered)*	27,946	2,432,631

		23,579,587

TAIWAN 2.0%
Electrical Equipment 0.1%
Bizlink Holding, Inc.	96,000	648,968

Electronic Equipment, Instruments & Components 0.7%
Chroma ATE, Inc.	288,358	1,439,847
ITEQ Corp.	326,000	1,640,985
Walsin Technology Corp.	60,753	366,228

		3,447,060

Industrial Conglomerates 0.4%
Far Eastern New Century Corp.	1,973,115	1,911,806

Machinery 0.1%
Airtac International Group	27,000	365,039

Semiconductors & Semiconductor Equipment 0.7%
Globalwafers Co. Ltd.	15,790	186,959
King Yuan Electronics Co. Ltd.	1,224,000	1,523,341
LandMark Optoelectronics Corp.	60,000	506,038
Novatek Microelectronics Corp.	75,000	480,942
Realtek Semiconductor Corp.	185,000	1,365,132
Vanguard International Semiconductor Corp.	150,000	320,662

		4,383,074

		10,755,947

Common Stocks (continued)

	Shares	Value

THAILAND 0.2%
Marine 0.2%
Precious Shipping PCL*	3,427,500	$956,293

UKRAINE 0.1%
Metals & Mining 0.1%
Ferrexpo plc	197,273	322,167

UNITED ARAB EMIRATES 0.9%
Health Care Providers & Services 0.4%
NMC Health plc (a)	82,958	2,353,611

IT Services 0.5%
Network International Holdings plc Reg. S* (b)	379,166	2,656,663

		5,010,274

UNITED KINGDOM 11.7%
Aerospace & Defense 0.4%
Cobham plc	638,377	1,304,831
QinetiQ Group plc	115,250	470,534
Ultra Electronics Holdings plc	12,904	326,032

		2,101,397

Beverages 0.3%
Fevertree Drinks plc	73,048	1,761,019

Capital Markets 0.8%
Intermediate Capital Group plc	175,087	3,373,711
XPS Pensions Group plc Reg. S	526,895	854,478

		4,228,189

Chemicals 0.3%
Synthomer plc	401,337	1,450,934

Commercial Services & Supplies 0.4%
Aggreko plc	54,080	555,444
Rentokil Initial plc	267,729	1,576,455

		2,131,899

Construction & Engineering 0.2%
Balfour Beatty plc	139,906	409,967
John Laing Group plc Reg. S (b)	97,887	462,974

		872,941

Equity Real Estate Investment Trusts (REITs) 2.6%
Derwent London plc	142,509	6,553,731
Safestore Holdings plc	477,524	4,334,712
UNITE Group plc (The)	234,148	3,413,077

		14,301,520

Food Products 0.8%
Cranswick plc	52,002	2,091,481
Tate & Lyle plc	254,679	2,220,785

		4,312,266

Hotels, Restaurants & Leisure 0.8%
Domino’s Pizza Group plc	330,925	1,227,747
Restaurant Group plc (The)	1,247,678	2,197,504
SSP Group plc	73,130	603,889

		4,029,140

Insurance 1.3%
Beazley plc	432,876	3,291,246
Direct Line Insurance Group plc	1,013,663	3,575,308

		6,866,554

104

Statement of Investments (Continued)

October 31, 2019

Nationwide International Small Cap Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Internet & Direct Marketing Retail 0.4%
Just Eat plc*	208,640	$1,989,183

Machinery 0.6%
IMI plc	53,950	701,152
Rotork plc	591,389	2,309,940

		3,011,092

Multiline Retail 0.7%
B&M European Value Retail SA	754,325	3,621,940

Oil, Gas & Consumable Fuels 0.3%
Cairn Energy plc*	477,780	1,102,613
Hurricane Energy plc* (a)	699,617	386,128

		1,488,741

Road & Rail 0.9%
Firstgroup plc*	709,934	1,187,401
Go-Ahead Group plc (The)	36,544	967,936
National Express Group plc	444,277	2,572,396

		4,727,733

Trading Companies & Distributors 0.3%
Grafton Group plc	52,482	531,099
Travis Perkins plc	50,193	933,816

		1,464,915

Transportation Infrastructure 0.6%
BBA Aviation plc	858,566	3,381,887

		61,741,350

UNITED STATES 1.1%
Auto Components 0.2%
TI Fluid Systems plc Reg. S (b)	450,982	1,076,364

Biotechnology 0.3%
UroGen Pharma Ltd.* (a)	77,549	1,754,934

Building Products 0.5%
Caesarstone Ltd.	63,305	1,069,221
Reliance Worldwide Corp. Ltd.	456,735	1,312,921

		2,382,142

Oil, Gas & Consumable Fuels 0.1%
Diversified Gas & Oil plc Reg. S	347,820	482,874

		5,696,314

Total Common Stocks (cost $484,122,403)		520,409,479

Exchange Traded Fund 0.5%

		Market Value

UNITED STATES 0.5%
iShares MSCI EAFE Small-Cap ETF	42,413	2,526,967

Total Exchange Traded Fund (cost $2,340,590)		2,526,967

Rights 0.0%†

	Number of Rights	Value

CANADA 0.0%†
Biotechnology 0.0%†
Clementia Pharmaceuticals, Inc., CVR*¥	16,268	$17,407

Total Rights (cost $—)		17,407

Short-Term Investment 0.3%

	Shares

Money Market Fund 0.3%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 1.76%, (c)(d)	1,611,123	1,611,123

Total Short-Term Investment (cost $1,611,123)		1,611,123

Repurchase Agreements 3.1%

	Principal Amount

BNP Paribas Securities Corp., 1.70%, dated 10/31/2019, due 11/1/2019, repurchase price $11,147,505, collateralized by U.S. Treasury Note, 2.50%, maturing 2/28/2021; total market value $11,412,435. (d)(e)	$11,146,979	11,146,979
Royal Bank of Canada, 1.68%, dated 10/31/2019, due 11/1/2019, repurchase price $5,502,746, collateralized by U.S. Treasury Note, 3.00%, maturing 9/30/2025; total market value $5,632,929. (d)(e)	5,502,490	5,502,490

Total Repurchase Agreements (cost $16,649,469)		16,649,469

Total Investments (cost $504,723,585) — 102.4%		541,214,445

Liabilities in excess of other assets — (2.4)%		(12,585,410)

NET ASSETS — 100.0%		$528,629,035

*	Denotes a non-income producing security.

¥	Fair valued security.

†	Amount rounds to less than 0.1%.

(a)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $24,518,062, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $1,611,123 and $16,649,469, respectively, and by $8,576,980 of collateral in the form of U.S. Government

105

Statement of Investments (Continued)

October 31, 2019

Nationwide International Small Cap Fund (Continued)

Treasury Securities, interest rates ranging from 0.00% - 3.63%, and maturity dates ranging from 11/14/2019 - 5/15/2048; a total value of $26,837,572.

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at October 31, 2019 was $27,941,659 which represents 5.29% of net assets.

(c)	Represents 7-day effective yield as of October 31, 2019.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2019 was $18,260,592.

(e)	Please refer to Note 2(j) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

CVA	Dutch Certification

CVR	Contingent Value Rights

ETF	Exchange Traded Fund

GDR	Global Depositary Receipt

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

SDR	Swedish Depository Receipt

SOCIMI	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

106

Statement of Assets and Liabilities

October 31, 2019

Nationwide International Small Cap Fund
Assets:
Investment securities, at value* (cost $488,074,116)	$524,564,976
Repurchase agreements, at value (cost $16,649,469)	16,649,469
Cash	2,590,747
Interest and dividends receivable	1,032,784
Securities lending income receivable	61,599
Receivable for investments sold	13,985,994
Receivable for capital shares issued	6,903
Reclaims receivable	380,044
Reimbursement from investment adviser (Note 3)	23,416
Prepaid expenses	11,088

Total Assets	559,307,020

Liabilities:
Payable for investments purchased	9,700,249
Payable for capital shares redeemed	1,941,923
Foreign currency overdraft payable (cost 260,494)	264,269
Payable upon return of securities loaned (Note 2)	18,260,592
Accrued expenses and other payables:
Investment advisory fees	417,774
Fund administration fees	24,375
Distribution fees	22
Administrative servicing fees	3,414
Accounting and transfer agent fees	1,103
Trustee fees	2,078
Deferred capital gain country tax	12,358
Custodian fees	1,397
Compliance program costs (Note 3)	660
Professional fees	34,928
Printing fees	9,954
Other	2,889

Total Liabilities	30,677,985

Net Assets	$528,629,035

Represented by:
Capital	$508,771,315
Total distributable earnings (loss)	19,857,720

Net Assets	$528,629,035

Net Assets:
Class A Shares	$107,676
Class R6 Shares	514,642,742
Institutional Service Class Shares	13,878,617

Total	$528,629,035

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	11,005
Class R6 Shares	52,405,877
Institutional Service Class Shares	1,414,127

Total	53,831,009

107

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide International Small Cap Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.78
Class R6 Shares	$9.82
Institutional Service Class Shares	$9.81
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.38

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $24,518,062 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

108

Statement of Operations

For the Year Ended October 31, 2019

Nationwide International Small Cap Fund
INVESTMENT INCOME:
Dividend income	$11,256,365
Income from securities lending (Note 2)	512,520
Interest income	180,666
Foreign tax withholding	(1,100,657)

Total Income	10,848,894

EXPENSES:
Investment advisory fees	4,264,094
Fund administration fees	182,268
Distribution fees Class A	258
Administrative servicing fees Class A	11
Administrative servicing fees Institutional Service Class	7,920
Registration and filing fees	44,330
Professional fees	82,110
Printing fees	11,625
Trustee fees	16,235
Custodian fees	21,884
Accounting and transfer agent fees	5,280
Compliance program costs (Note 3)	2,230
Other	16,017

Total expenses before and expenses reimbursed	4,654,262

Expenses reimbursed by adviser (Note 3)	(193,035)

Net Expenses	4,461,227

NET INVESTMENT INCOME	6,387,667

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities (Note 10)†	(17,961,190)
Foreign currency transactions (Note 2)	4,007

Net realized losses	(17,957,183)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities††	62,879,446
Translation of assets and liabilities denominated in foreign currencies	5,860

Net change in unrealized appreciation/depreciation	62,885,306

Net realized/unrealized gains	44,928,123

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$51,315,790

†	Net of capital gain country taxes of $9,176.
††	Net of increase in deferred capital gain country tax accrual on unrealized appreciation of $12,358.

The accompanying notes are an integral part of these financial statements.

109

Statements of Changes in Net Assets

	Nationwide International Small Cap Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$6,387,667	$5,867,894
Net realized gains (losses)	(17,957,183)	48,049,376
Net change in unrealized appreciation/depreciation	62,885,306	(92,702,823)

Change in net assets resulting from operations	51,315,790	(38,785,553)

Distributions to Shareholders From:
Distributable earnings:
Class A	(13,109)	(6,386)
Class R6	(52,271,332)	(55,168,342)
Institutional Service Class	(37,487)	(1,243)

Change in net assets from shareholder distributions	(52,321,928)	(55,175,971)

Change in net assets from capital transactions	128,666,735	(71,635,159)

Change in net assets	127,660,597	(165,596,683)

Net Assets:
Beginning of year	400,968,438	566,565,121

End of year	$528,629,035	$400,968,438

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6,833	$71,883
Dividends reinvested	13,109	6,386
Cost of shares redeemed	(10,533)	(19,565)

Total Class A Shares	9,409	58,704

Class R6 Shares
Proceeds from shares issued	96,421,790	8,787,926
Dividends reinvested	52,255,420	55,168,342
Cost of shares redeemed	(33,073,344)	(135,655,145)

Total Class R6 Shares	115,603,866	(71,698,877)

Institutional Service Class Shares
Proceeds from shares issued	14,852,071	6,771
Dividends reinvested	37,487	1,243
Cost of shares redeemed	(1,836,098)	(3,000)

Total Institutional Service Class Shares	13,053,460	5,014

Change in net assets from capital transactions	$128,666,735	$(71,635,159)

110

Statements of Changes in Net Assets (Continued)

	Nationwide International Small Cap Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	704	6,027
Reinvested	1,591	551
Redeemed	(1,121)	(1,708)

Total Class A Shares	1,174	4,870

Class R6 Shares
Issued	10,477,616	746,794
Reinvested	6,304,459	4,756,875
Redeemed	(3,531,340)	(11,272,850)

Total Class R6 Shares	13,250,735	(5,769,181)

Institutional Service Class Shares
Issued	1,596,315	571
Reinvested	4,026	107
Redeemed	(187,637)	(255)

Total Institutional Service Class Shares	1,412,704	423

Total change in shares	14,664,613	(5,763,888)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

111

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Small Cap Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$10.21	0.11	0.77	0.88	(0.29)	(1.02)	(1.31)	$9.78	11.01%	(g)	$107,676	1.25%	1.17%	1.29%	71.10%
Year Ended October 31, 2018	$12.57	0.14	(1.29)	(1.15)	(0.23)	(0.98)	(1.21)	$10.21	(10.29%	)(g)	$100,332	1.27%	1.19%	1.31%	69.54%
Period Ended October 31, 2017 (h)	$10.00	0.06	2.51	2.57	–	–	–	$12.57	25.70%		$62,358	1.39%	0.57%	1.46%	90.35%

Class R6 Shares (i)
Year Ended October 31, 2019	$10.24	0.13	0.78	0.91	(0.31)	(1.02)	(1.33)	$9.82	11.37%		$514,642,742	0.99%	1.42%	1.03%	71.10%
Year Ended October 31, 2018	$12.61	0.14	(1.26)	(1.12)	(0.27)	(0.98)	(1.25)	$10.24	(10.06%	)	$400,853,541	0.99%	1.18%	1.03%	69.54%
Period Ended October 31, 2017 (h)	$10.00	0.12	2.49	2.61	–	–	–	$12.61	26.10%		$566,490,161	0.99%	1.28%	1.03%	90.35%

Institutional Service Class Shares
Year Ended October 31, 2019	$10.24	0.13	0.77	0.90	(0.31)	(1.02)	(1.33)	$9.81	11.20%		$13,878,617	1.11%	1.33%	1.15%	71.10%
Year Ended October 31, 2018	$12.60	0.16	(1.28)	(1.12)	(0.26)	(0.98)	(1.24)	$10.24	(10.04%	)	$14,565	0.99%	1.35%	1.03%	69.54%
Period Ended October 31, 2017 (h)	$10.00	0.09	2.51	2.60	–	–	–	$12.60	26.00%		$12,602	1.08%	0.98%	1.17%	90.35%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(h)	For the period from December 30, 2016 (commencement of operations) through October 31, 2017. Total return is calculated based on inception date of December 29, 2016 through October 31, 2017.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

112

Notes to Financial Statements

October 31, 2019

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2019, the Trust operates forty-nine (49) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the six (6) series listed below (each, a “Fund”; collectively, the “Funds”). Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

- Nationwide Amundi Global High Yield Fund (“Global High Yield”)

- Nationwide Amundi Strategic Income Fund (“Strategic Income”)

- Nationwide Bailard International Equities Fund (“International Equities”)

- Nationwide Emerging Markets Debt Fund (“Emerging Markets Debt”)

- Nationwide Global Sustainable Equity Fund (“Global Sustainable Equity”)

- Nationwide International Small Cap Fund (“International Small Cap”)

The Funds, as applicable, currently offer Class A, Class C, Class M, Class R6 and Institutional Service Class shares. Effective October 3, 2019, the majority of Class C shares converted for shareholder accounts open for 10 years or longer and will continue to convert to Class A shares ten years after their purchase as described in each Fund’s prospectus. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Each of the Funds, except Emerging Markets Debt, is a diversified fund as defined in the 1940 Act. Emerging Markets Debt is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”),

113

Notes to Financial Statements (Continued)

October 31, 2019

NFA, assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The

114

Notes to Financial Statements (Continued)

October 31, 2019

independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

115

Notes to Financial Statements (Continued)

October 31, 2019

At October 31, 2019, 100% of the market value of Emerging Markets Debt was determined based on Level 2 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2019. Please refer to the Statements of Investments for additional information on portfolio holdings.

Global High Yield

	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds
Aerospace & Defense	$—	$1,330,887	$—	$1,330,887
Airlines	—	1,688,760	—	1,688,760
Auto Components	—	2,555,292	—	2,555,292
Banks	—	2,222,187	—	2,222,187
Biotechnology	—	1,174,219	—	1,174,219
Building Products	—	2,098,927	—	2,098,927
Capital Markets	—	1,794,633	—	1,794,633
Chemicals	—	4,902,004	—	4,902,004
Commercial Services & Supplies	—	3,823,408	—	3,823,408
Communications Equipment	—	372,982	—	372,982
Construction & Engineering	—	747,544	—	747,544
Consumer Finance	—	3,469,918	—	3,469,918
Diversified Consumer Services	—	575,000	—	575,000
Diversified Financial Services	—	508,473	—	508,473
Diversified Telecommunication Services	—	5,168,806	—	5,168,806
Electric Utilities	—	3,043,275	—	3,043,275
Electronic Equipment, Instruments & Components	—	1,417,420	—	1,417,420
Energy Equipment & Services	—	5,444,806	—	5,444,806
Entertainment	—	1,391,284	—	1,391,284
Equity Real Estate Investment Trusts (REITs)	—	1,232,597	—	1,232,597
Food & Staples Retailing	—	1,213,145	—	1,213,145
Food Products	—	4,871,103	—	4,871,103
Health Care Providers & Services	—	4,233,494	—	4,233,494
Health Care Technology	—	410,140	—	410,140
Hotels, Restaurants & Leisure	—	9,130,826	—	9,130,826
Household Durables	—	3,677,545	—	3,677,545
Independent Power and Renewable Electricity Producers	—	1,877,399	—	1,877,399
Insurance	—	769,937	—	769,937
Machinery	—	2,860,601	—	2,860,601
Media	—	4,754,743	—	4,754,743
Metals & Mining	—	5,353,003	—	5,353,003
Oil, Gas & Consumable Fuels	—	10,568,927	—	10,568,927
Paper & Forest Products	—	1,681,275	—	1,681,275
Pharmaceuticals	—	4,386,259	—	4,386,259
Professional Services	—	1,031,331	—	1,031,331
Road & Rail	—	1,101,369	—	1,101,369
Specialty Retail	—	1,549,943	—	1,549,943
Thrifts & Mortgage Finance	—	2,827,234	—	2,827,234
Trading Companies & Distributors	–	1,495,870	–	1,495,870
Transportation Infrastructure	–	154,706	–	154,706
Wireless Telecommunication Services	—	712,781	—	712,781
Total Corporate Bonds	$—	$109,624,053	$—	$109,624,053

116

Notes to Financial Statements (Continued)

October 31, 2019

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Loan Participations	$—	$12,933,159	$—	$12,933,159
Repurchase Agreements	—	2,032,222	—	2,032,222
Short-Term Investment	196,652	—	—	196,652
Total Assets	$196,652	$124,589,434	$—	$124,786,086
Liabilities:
Forward Foreign Currency Contracts	$—	$(32,789)	$—	$(32,789)
Total Liabilities	$—	$(32,789)	$—	$(32,789)
Total	$196,652	$124,556,645	$—	$124,753,297

Strategic Income

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$11,122,930	$—	$11,122,930
Collateralized Mortgage Obligations	—	30,287,038	—	30,287,038
Commercial Mortgage-Backed Securities	—	6,253,546	—	6,253,546
Corporate Bonds	—	89,795,119	—	89,795,119
Foreign Government Securities	—	2,822,907	—	2,822,907
Futures Contracts	529,563	—	—	529,563
Loan Participations	—	14,981,318	—	14,981,318
Repurchase Agreements	—	1,430,585	—	1,430,585
Short-Term Investment	138,434	—	—	138,434
Supranational	—	956,004	—	956,004
Total Assets	$667,997	$157,649,447	$—	$158,317,444
Liabilities:
Swap Contracts*	$—	$(969,965)	$—	$(969,965)
Forward Foreign Currency Contracts	—	(26,185)	—	(26,185)
Futures Contracts	(33,389)	—	—	(33,389)
Total Liabilities	$(33,389)	$(996,150)	$—	$(1,029,539)
Total	$634,608	$156,653,297	$—	$157,287,905

International Equities

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$1,547,809	$—	$1,547,809
Air Freight & Logistics	—	1,484,412	—	1,484,412
Auto Components	—	3,033,838	—	3,033,838
Automobiles	—	8,387,052	—	8,387,052
Banks	2,542,625	17,147,212	—	19,689,837
Beverages	862,000	3,369,781	—	4,231,781
Biotechnology	—	2,200,138	—	2,200,138
Capital Markets	844,433	9,297,344	—	10,141,777
Chemicals	—	7,202,088	—	7,202,088
Commercial Services & Supplies	—	1,908,684	—	1,908,684
Communications Equipment	—	1,745,117	—	1,745,117
Construction & Engineering	—	8,121,234	—	8,121,234
Construction Materials	—	520,157	—	520,157

117

Notes to Financial Statements (Continued)

October 31, 2019

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Diversified Financial Services	$—	$705,350	$—	$705,350
Diversified Telecommunication Services	1,053,601	5,455,732	—	6,509,333
Electric Utilities	—	2,406,087	—	2,406,087
Electrical Equipment	—	3,839,703	—	3,839,703
Electronic Equipment, Instruments & Components	—	4,121,330	—	4,121,330
Entertainment	2,482,640	2,140,074	—	4,622,714
Equity Real Estate Investment Trusts (REITs)	—	1,733,234	—	1,733,234
Food & Staples Retailing	663,769	3,393,739	—	4,057,508
Food Products	—	8,166,954	—	8,166,954
Health Care Equipment & Supplies	—	6,058,199	—	6,058,199
Hotels, Restaurants & Leisure	—	4,994,470	—	4,994,470
Household Durables	—	2,369,990	—	2,369,990
Independent Power and Renewable Electricity Producers	—	677,580	—	677,580
Insurance	—	13,455,020	—	13,455,020
Interactive Media & Services	—	1,458,343	—	1,458,343
Internet & Direct Marketing Retail	1,842,300	—	—	1,842,300
IT Services	—	2,110,449	—	2,110,449
Machinery	—	1,171,766	—	1,171,766
Media	—	1,564,733	—	1,564,733
Metals & Mining	706,146	7,446,757	—	8,152,903
Multiline Retail	—	1,524,808	—	1,524,808
Multi-Utilities	—	1,672,901	—	1,672,901
Oil, Gas & Consumable Fuels	932,575	10,363,607	—	11,296,182
Personal Products	—	5,126,117	—	5,126,117
Pharmaceuticals	2,451,500	16,973,465	—	19,424,965
Professional Services	—	9,681,163	—	9,681,163
Real Estate Management & Development	—	2,168,138	—	2,168,138
Road & Rail	—	1,610,045	—	1,610,045
Semiconductors & Semiconductor Equipment	2,865,802	912,593	—	3,778,395
Software	3,298,084	—	—	3,298,084
Specialty Retail	—	2,537,691	—	2,537,691
Technology Hardware, Storage & Peripherals	—	5,111,335	—	5,111,335
Textiles, Apparel & Luxury Goods	—	4,355,473	—	4,355,473
Trading Companies & Distributors	—	2,093,898	—	2,093,898
Transportation Infrastructure	—	1,039,453	—	1,039,453
Total Common Stocks	$20,545,475	$204,405,063	$—	$224,950,538
Exchange Traded Fund	$1,946,400	$—	$—	$1,946,400
Repurchase Agreements	—	736,366	—	736,366
Short-Term Investment	71,256	—	—	71,256
Total	$22,563,131	$205,141,429	$—	$227,704,560

Global Sustainable Equity

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Airlines	$762,748	$—	$—	$762,748
Auto Components	—	707,015	—	707,015

118

Notes to Financial Statements (Continued)

October 31, 2019

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Banks	$990,974	$2,704,873	$—	$3,695,847
Biotechnology	1,692,624	410,160	—	2,102,784
Building Products	765,864	—	—	765,864
Capital Markets	1,588,994	—	—	1,588,994
Chemicals	2,158,786	958,886	—	3,117,672
Commercial Services & Supplies	430,931	745,771	—	1,176,702
Diversified Financial Services	—	388,726	—	388,726
Diversified Telecommunication Services	—	421,188	—	421,188
Electronic Equipment, Instruments & Components	—	679,960	—	679,960
Entertainment	1,601,603	1,063,012	—	2,664,615
Equity Real Estate Investment Trusts (REITs)	529,791	—	—	529,791
Food & Staples Retailing	730,593	509,936	—	1,240,529
Health Care Equipment & Supplies	783,189	388,038	—	1,171,227
Health Care Providers & Services	1,314,687	—	—	1,314,687
Household Durables	820,420	1,194,287	—	2,014,707
Household Products	804,459	536,386	—	1,340,845
Insurance	875,693	1,863,014	—	2,738,707
Internet & Direct Marketing Retail	1,765,004	423,751	—	2,188,755
IT Services	817,569	—	—	817,569
Life Sciences Tools & Services	821,091	—	—	821,091
Machinery	1,342,522	1,439,549	—	2,782,071
Marine	—	607,894	—	607,894
Media	941,086	—	—	941,086
Multi-Utilities	—	257,175	—	257,175
Oil, Gas & Consumable Fuels	956,860	1,156,946	—	2,113,806
Personal Products	—	1,929,342	—	1,929,342
Pharmaceuticals	1,183,747	2,405,916	—	3,589,663
Professional Services	—	258,243	—	258,243
Semiconductors & Semiconductor Equipment	1,183,832	—	—	1,183,832
Software	1,840,438	881,575	—	2,722,013
Specialty Retail	1,224,313	—	—	1,224,313
Technology Hardware, Storage & Peripherals	729,660	—	—	729,660
Textiles, Apparel & Luxury Goods	—	455,199	—	455,199
Trading Companies & Distributors	—	524,732	—	524,732
Wireless Telecommunication Services	—	568,148	—	568,148
Total Common Stocks	$28,657,478	$23,479,722	$—	$52,137,200
Total Assets	$28,657,478	$23,479,722	$—	$52,137,200

International Small Cap

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$3,381,116	$—	$3,381,116
Air Freight & Logistics	—	3,221,297	—	3,221,297
Airlines	—	637,767	—	637,767
Auto Components	—	7,066,531	—	7,066,531
Automobiles	—	448,602	—	448,602
Banks	3,887,076	11,906,584	—	15,793,660

119

Notes to Financial Statements (Continued)

October 31, 2019

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Beverages	$—	$4,019,005	$—	$4,019,005
Biotechnology	9,055,624	5,174,610	—	14,230,234
Building Products	1,069,221	3,886,247	—	4,955,468
Capital Markets	—	16,654,994	—	16,654,994
Chemicals	6,582,837	10,770,566	—	17,353,403
Commercial Services & Supplies	633,666	8,099,994	—	8,733,660
Construction & Engineering	—	5,323,296	—	5,323,296
Construction Materials	—	4,862,261	—	4,862,261
Consumer Finance	—	2,402,963	—	2,402,963
Containers & Packaging	—	12,178,799	—	12,178,799
Diversified Financial Services	—	8,146,853	—	8,146,853
Diversified Telecommunication Services	—	8,960,212	—	8,960,212
Electrical Equipment	—	2,571,723	—	2,571,723
Electronic Equipment, Instruments & Components	—	5,469,306	—	5,469,306
Energy Equipment & Services	1,349,201	—	—	1,349,201
Entertainment	—	3,600,633	—	3,600,633
Equity Real Estate Investment Trusts (REITs)	—	42,891,533	—	42,891,533
Food & Staples Retailing	—	6,358,960	—	6,358,960
Food Products	—	14,534,662	—	14,534,662
Gas Utilities	14,205,650	4,077,416	—	18,283,066
Health Care Equipment & Supplies	—	17,295,322	—	17,295,322
Health Care Providers & Services	—	2,353,611	—	2,353,611
Hotels, Restaurants & Leisure	1,757,340	13,734,001	—	15,491,341
Household Durables	—	5,108,054	—	5,108,054
Independent Power and Renewable Electricity Producers	—	2,298,294	—	2,298,294
Industrial Conglomerates	—	4,583,524	—	4,583,524
Insurance	—	10,248,017	—	10,248,017
Interactive Media & Services	—	3,909,808	—	3,909,808
Internet & Direct Marketing Retail	—	12,710,740	—	12,710,740
IT Services	11,838,159	21,853,456	—	33,691,615
Life Sciences Tools & Services	—	8,013,842	—	8,013,842
Machinery	—	26,714,244	—	26,714,244
Marine	746	5,320,752	—	5,321,498
Media	—	9,127,247	—	9,127,247
Metals & Mining	1,264,224	5,766,579	—	7,030,803
Multiline Retail	—	6,054,575	—	6,054,575
Oil, Gas & Consumable Fuels	3,356,576	11,318,372	—	14,674,948
Paper & Forest Products	—	1,236,408	—	1,236,408
Personal Products	—	2,157,610	—	2,157,610
Pharmaceuticals	668,011	—	—	668,011
Professional Services	720,562	5,852,923	—	6,573,485
Real Estate Management & Development	—	23,518,054	—	23,518,054
Road & Rail	—	8,831,370	—	8,831,370
Semiconductors & Semiconductor Equipment	315,452	11,713,446	—	12,028,898
Software	—	11,906,503	—	11,906,503
Specialty Retail	—	4,281,554	—	4,281,554
Textiles, Apparel & Luxury Goods	—	9,691,241	—	9,691,241
Trading Companies & Distributors	—	7,756,370	—	7,756,370
Transportation Infrastructure	—	10,504,613	—	10,504,613

120

Notes to Financial Statements (Continued)

October 31, 2019

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Water Utilities	$623,084	$—	$—	$623,084
Wireless Telecommunication Services	—	2,575,590	—	2,575,590
Total Common Stocks	$57,327,429	$463,082,050	$—	$520,409,479
Exchange Traded Fund	$2,526,967	$—	$—	$2,526,967
Repurchase Agreements	—	16,649,469	—	16,649,469
Rights	—	17,407	—	17,407
Short-Term Investment	1,611,123	—	—	1,611,123
Total	$61,465,519	$479,748,926	$—	$541,214,445

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	Centrally cleared swap contracts are included in the table at unrealized appreciation/(depreciation).

During the year ended October 31, 2019, Global High Yield held one corporate bond investment that was categorized as a Level 3 investment which was valued at $0. During the year ended October 31, 2019, Global Sustainable Equity held one common stock investment that was categorized as a Level 3 investment which was valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Cash Overdraft

As of April 30, 2019 October 31, 2019, International Small Cap had an overdrawn foreign currency balance of $264,269 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 4. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the

121

Notes to Financial Statements (Continued)

October 31, 2019

relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies.” if applicable.

(d)	Options

Certain Funds have long positions in options on foreign currency futures contracts. Such option investments are utilized to manage currency exposures and/or hedge against movements in the values of the foreign currencies in which the portfolio securities are denominated. The purchase of put options serves as a short hedge and the purchase of call options serves as a long hedge.

Options traded on an exchange are valued at the settlement price provided by an independent pricing service as approved by the Board. If a settlement price is not available, such options are valued at the last quoted sale price, if available, and otherwise at the average bid/ask price. Exchange-traded options are generally categorized as Level 1 investments within the hierarchy. Options traded in the over-the-counter (“OTC”) market, and which are not quoted by NASDAQ, are valued at the last quoted bid price, and are generally categorized as Level 2 investments within the hierarchy. The value of an option position reflects, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. American-style options can be exercised at any time prior to the expiration date of the option. European-style options can only be exercised at expiration of the option.

A Fund effectively terminates its right or obligation under an option by entering into a closing transaction. Closing transactions permit a Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

If a Fund is unable to affect a closing transaction for an option it purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between options and the securities markets may detract from the effectiveness of attempted hedging. Transactions using OTC options (other than options purchased by a Fund) expose a Fund to counterparty risk. To the extent required by Securities and Exchange Commission (“SEC”) guidelines, a Fund will not enter into any options transactions unless it owns either (i) an offsetting (“covered”) position in securities, other options, or futures or (ii) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account as required by SEC and U.S. Commodity Futures Trading Commission regulations. Assets used as

122

Notes to Financial Statements (Continued)

October 31, 2019

cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

The Funds’ options contracts written are disclosed in the Statement of Assets and Liabilities under “Option contracts written, at value”, in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of option contracts written and “Net change in unrealized appreciation/depreciation in the value of option contracts written”, as applicable.

The Funds’ purchased options are disclosed in the Statement of Assets and Liabilities under “Investment securities, at value”, in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from transactions in investment securities” and “Net change in unrealized appreciation/depreciation in the value of investment securities”, as applicable.

At October 31, 2019, the Funds had no open option contracts.

(e)	Swap Contracts

Credit Default Swaps — Certain Funds entered into credit default swap contracts during the year ended October 31, 2019. Credit default swap contracts are either privately negotiated agreements between a Fund and a counterparty or traded through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty.

Certain Funds utilized credit default swap contracts to manage broad credit market spread exposure. Each Fund segregates liquid assets to cover its obligations under its credit default swap contracts. Upfront premiums received or paid at the beginning of the initiation period are included in the Statement of Assets and Liabilities under “Swap contracts, at value” for OTC swaps and under “Receivable/Payable for variation margin on centrally cleared credit default swap contracts” for centrally cleared swaps, as applicable. These upfront premiums are amortized and accreted daily and are recorded as realized gains or losses on the Statement of Operations upon maturity or termination of the credit default swap contract.

As the protection purchaser in a credit default swap contract, a Fund pays the counterparty a periodic stream of payments over the term of the contract, provided that no credit event or default (or similar event) occurs. However, a Fund is required to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. If a credit event or default (or similar event) occurs, a Fund either (i) receives from the counterparty an amount equal to the notional amount of the swap and the counterparty takes delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) receives from the counterparty a net settlement amount in the form of cash or securities to the notional amount of the swap and the recovery value of the referenced obligation or underlying securities comprising the referenced index. As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

Credit default swap contracts are marked-to-market daily based on valuations from independent pricing services. Credit default swap contracts are generally categorized as Level 2 investments within the hierarchy.

123

Notes to Financial Statements (Continued)

October 31, 2019

Implied credit spreads are utilized in determining the market value of credit default swap agreements on credit indices and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Implied credit spreads utilized in valuing a Fund’s investments as of October 31, 2019 are disclosed in the Statement of Investments. The implied credit spread of a particular referenced entity reflects the cost of selling protection on such entity’s debt, and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting value serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as credit derivatives. In a centrally cleared credit default swap contract, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Fund’s counterparty on the swap agreement becomes the CCP. A Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap contract, a Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Statement of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared credit default swap contracts. The daily change in valuation of centrally cleared credit default swap contracts is recorded as a receivable or payable for variation margin on centrally cleared credit default swap contracts in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

Interest Rate Swaps — Certain Funds entered into interest rate swap contracts to hedge against investment risks, to manage portfolio duration, to obtain exposure to the investment characteristics of certain bonds or groups of bonds, and/or to otherwise increase returns. Interest rate swap contracts are swaps contracts in which the parties exchange their rights to receive payments on a security or other reference rate. For example, the parties might swap the right to receive floating rate payments for the right to receive fixed rate payments. The Fund has segregated liquid assets to cover its obligations under the interest rate swap contract.

Interest rate swap contracts are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swap contracts may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated. The use of interest rate swap contracts involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the Fund. Interest rate swap contracts also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the Fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the Fund’s initial investment. Interest rate swap contracts are marked-to-market daily based on valuations from an independent pricing service. Interest rate swap contracts are generally categorized as Level 2 investments within the hierarchy.

The Funds’ swap agreements are disclosed in the Statement of Assets and Liabilities under “Swap contracts, at value” for OTC swaps and under “Receivable/Payable for variation margin on centrally cleared interest rate swap contracts” for centrally cleared swaps and in the

124

Notes to Financial Statements (Continued)

October 31, 2019

Statement of Operations under “Net realized gains (losses) from expiration or closing of swap contracts” and “Net change in unrealized appreciation/depreciation in the value of swap contracts”, as applicable.

(f)	Forward Foreign Currency Contracts

The Funds are subject to foreign currency exchange risk in the normal course of pursuing their objective(s). Certain Funds entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency and/or to manage currency exposures and/or to express a view on a foreign currency vs the U.S. dollar or other foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked-to-market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or at the time of delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Funds’ forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from settlement of forward foreign currency contracts” and “Net change in unrealized appreciation/depreciation in the value of forward foreign currency contracts”, as applicable

At October 31, 2019, International Equities and International Small Cap had no open forward foreign currency contracts.

(g)	Futures Contracts

Certain Funds are subject to interest rate risk in the normal course of pursuing their objective(s). Certain Funds entered into financial futures contracts (“futures contracts”) to gain exposure to and/or hedge against changes in interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, a Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

125

Notes to Financial Statements (Continued)

October 31, 2019

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Funds’ futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable/Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts”, as applicable.

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of October 31, 2019:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of October 31, 2019

Global High Yield

Liabilities:	Statement of Assets and Liabilities	Fair Value
Forward Foreign Currency Contracts Currency risk	Unrealized depreciation on forward foreign currency contracts	$(32,789)
Total		$(32,789)

Strategic Income

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts (a) Interest rate risk	Receivable for variation margin on futures contracts	$529,563
Total		$529,563

Liabilities:
Swap Contracts (b) Credit risk	Receivable for variation margin on centrally cleared swap contracts	$(969,965)
Forward Foreign Currency Contracts Currency risk	Unrealized depreciation on forward foreign currency contracts	(26,185)
Futures Contracts (a) Interest rate risk	Receivable for variation margin on futures contract	(33,389)
Total		$(1,029,539)

126

Notes to Financial Statements (Continued)

October 31, 2019

Emerging Markets Debt

Assets:	Statement of Assets and Liabilities	Fair Value
Forward Foreign Currency Contracts Currency risk	Unrealized appreciation on forward foreign currency contracts	$119,349
Total		$119,349

Liabilities:
Swap Contracts (b) Interest rate risk	Payable for variation margin on centrally cleared swap contracts	$(91,356)
Forward Foreign Currency Contracts Currency risk	Unrealized depreciation on forward foreign currency contracts	(135,383)
Total		$(226,739)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)

Swap contracts are included in the table at value, with the exception of centrally cleared swap contracts which are included in the table at unrealized appreciation/(depreciation). For centrally cleared credit swap contracts, only the variation margin on swap contracts is reported in the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2019

Global High Yield

Realized Gains (Losses):	Total
Forward Foreign Currency Contracts
Currency risk	$502,879
Total	$502,879

Strategic Income

Realized Gains (Losses):	Total
Swap Contracts
Credit risk	$(1,594,793)
Forward Foreign Currency Contracts
Currency risk	216,649
Futures Contracts
Interest rate risk	(4,736,258)
Total	$(6,114,402)

127

Notes to Financial Statements (Continued)

October 31, 2019

International Equities

Realized Gains (Losses):	Total
Forward Foreign Currency Contracts
Currency risk	$(111,911)
Total	$(111,911)

Emerging Markets Debt

Realized Gains (Losses):	Total
Purchased Options (a)
Currency risk	$45,955
Swap Contracts
Interest rate risk	76,650
Forward Foreign Currency Contracts
Currency risk	103,887
Total	$226,492
(a)	Realized gains (losses) from purchased options are included in “Net realized gains (losses) from transactions in investment securities.”

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Period Ended October 31, 2019

Global High Yield

Unrealized Appreciation/Depreciation:	Total
Forward Foreign Currency Contracts
Currency risk	$(110,330)
Total	$(110,330)

Strategic Income

Unrealized Appreciation/Depreciation:	Total
Swap Contracts
Credit risk	$(969,852)
Forward Foreign Currency Contracts
Currency risk	(46,926)
Futures Contracts
Interest rate risk	272,698
Total	$(744,080)

International Equities

Unrealized Appreciation/Depreciation:	Total
Forward Foreign Currency Contracts
Currency risk	$330,717
Total	$330,717

128

Notes to Financial Statements (Continued)

October 31, 2019

Emerging Markets Debt

Unrealized Appreciation/Depreciation:	Total
Purchased Options (a)
Currency risk	$(17,570)
Swap Contracts
Interest rate risk	(170,302)
Forward Foreign Currency Contracts
Currency risk	(173,301)
Total	$(361,173)
(a)	Change in unrealized appreciation/depreciation from purchased options is included in “Net change in unrealized appreciation/depreciation in the value of investment securities.”

The following tables provide a summary of the Funds’ average volume of derivative instruments held during the year ended October 31, 2019:

Global High Yield

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$44,446
Average Settlement Value Sold	$13,511,053

Strategic Income

Centrally Cleared Credit Index Rate Swaps:
Average Notional Balance — Sell Protection	$54,973,077

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Sold	$6,854,931

Futures Contracts:
Average Notional Balance Long	$3,242,244
Average Notional Balance Short	$57,420,169

International Equities

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$2,927,645
Average Settlement Value Sold	$2,315,862

Emerging Markets Debt

Options:
Average Value Purchased	$62,247
Average Number of Purchased Option Contracts	2,619,231

Centrally Cleared Interest Rate Swaps:
Average Notional Balance — Buy Protection	$5,045,092

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$8,996,320
Average Settlement Value Sold	$13,836,180

129

Notes to Financial Statements (Continued)

October 31, 2019

The Funds are required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Funds’ financial position. In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, certain Funds entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution. At October 31, 2019, certain Funds have entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

For financial reporting purposes, certain Funds do not offset derivative assets and derivative liabilities that may be subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth the Funds’ net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar arrangements as of October 31, 2019:

Global High Yield

Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Liability Derivatives	Derivatives Available for Offset	Collateral Pledged	Net Amount of Liability Derivatives
JPMorgan Chase Bank	Forward Foreign Currency Contracts	$(32,789)	$—	$32,789	$—
Total		$(32,789)	$—	$32,789	$—

Amounts designated as “—” are zero.

130

Notes to Financial Statements (Continued)

October 31, 2019

Strategic Income

Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Liability Derivatives	Derivatives Available for Offset	Collateral Pledged	Net Amount of Liability Derivatives
JPMorgan Chase Bank	Forward Foreign Currency Contracts	$(26,185)	$—	$26,185	$—
Total		$(26,185)	$—	$26,185	$—

Amounts designated as “—” are zero.

Emerging Markets Debt

Offsetting of Financial Assets, Derivative Assets and Collateral Received by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Asset Derivatives	Derivatives Available for Offset	Collateral Received	Net Amount of Asset Derivatives
Barclays Bank plc	Forward Foreign Currency Contracts	$66,358	$(6,199)	$—	$60,159
JPMorgan Chase Bank	Forward Foreign Currency Contracts	31,078	—	—	31,078
Royal Bank of Canada	Forward Foreign Currency Contracts	21,913	(21,913)	—	—
Total		$119,349	$(28,112)	$—	$91,237

Amounts designated as “—” are zero.

131

Notes to Financial Statements (Continued)

October 31, 2019

Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Liability Derivatives	Derivatives Available for Offset	Collateral Pledged	Net Amount of Liability Derivatives
Barclays Bank plc	Forward Foreign Currency Contracts	$(6,199)	$6,199	$—	$—
Credit Lyonnais London	Forward Foreign Currency Contracts	(36,400)	—	—	(36,400)
Deutsche Bank Securities, Inc.	Forward Foreign Currency Contracts	(26,581)	—	—	(26,581)
HSBC Bank plc	Forward Foreign Currency Contracts	(14,063)	—	—	(14,063)
Royal Bank of Canada	Forward Foreign Currency Contracts	(52,140)	21,913	—	(30,227)
Total		$(135,383)	$28,112	$—	$(107,271)

Amounts designated as “—” are zero.

(h)	Unfunded Commitments

Each Fund may enter into commitments to buy and sell investments including commitments to buy Loan Participations to settle on future dates as part of its normal investment activities. Commitments are generally traded and priced as part of a related Loan Participations. The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation (depreciation) from unfunded commitments is reported on the Statement of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

(i)	Securities Lending

During the year ended October 31, 2019, certain Funds entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Funds. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.

The Funds receive payments from BBH equivalent to any dividends and interest while on loan, in lieu of income which is included as “Dividend income” and “Interest income” on the Statement of Operations. The Funds also receive interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of

132

Notes to Financial Statements (Continued)

October 31, 2019

Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of October 31, 2019, which were comprised of repurchase agreements purchased with cash collateral, were as follows:

Fund	Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Global High Yield	$2,228,874
Strategic Income	1,569,019
International Equities	807,622
International Small Cap	18,260,592

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Investments Money Market Government Portfolio, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Funds and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At October 31, 2019, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.

(j)	Joint Repurchase Agreements

During the year ended October 31, 2019, certain Funds, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the

133

Notes to Financial Statements (Continued)

October 31, 2019

SEC, transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, each Fund participates on a pro rata basis with other clients of BBH in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

At October 31, 2019, the joint repos on a gross basis were as follows:

BNP Paribas Securities Corp., 1.70%, dated 10/31/2019, due 11/1/2019, repurchase price $94,204,448, collateralized by U.S. Treasury Note, 2.50%, maturing 2/28/2021; total market value $96,443,296.

Royal Bank of Canada, 1.68%, dated 10/31/2019, due 11/1/2019, repurchase price $46,502,170, collateralized by U.S. Treasury Note, 3.00%, maturing 9/30/2025; total market value $47,602,303.

At October 31, 2019, the Funds’ investment in the joint repos was subject to an enforceable netting arrangement. The Funds’ proportionate holding in the joint repos was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Global High Yield	BNP Paribas Securities Corp.	$1,360,592	$—	$1,360,592	$(1,360,592)	$—
Global High Yield	Royal Bank of Canada	671,630	—	671,630	(671,630)	—
Total		$2,032,222	$—	$2,032,222	$(2,032,222)	$—

134

Notes to Financial Statements (Continued)

October 31, 2019

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Strategic Income	BNP Paribas Securities Corp.	$957,790	$—	$957,790	$(957,790)	$—
Strategic Income	Royal Bank of Canada	472,795	—	472,795	(472,795)	—
Total		$1,430,585	$—	$1,430,585	$(1,430,585)	$—

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
International Equities	BNP Paribas Securities Corp.	$493,004	$—	$493,004	$(493,004)	$—
International Equities	Royal Bank of Canada	243,362	—	243,362	(243,362)	—
Total		$736,366	$—	$736,366	$(736,366)	$—

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
International Small Cap	BNP Paribas Securities Corp.	$11,146,979	$—	$11,146,979	$(11,146,979)	$—
International Small Cap	Royal Bank of Canada	5,502,490	—	5,502,490	(5,502,490)	—
Total		$16,649,469	$—	$16,649,469	$(16,649,469)	$—

Amounts designated as “—” are zero.

*

At October 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for each Fund’s undivided interest in the each joint repo and related collateral.

135

Notes to Financial Statements (Continued)

October 31, 2019

(k)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Dividend income and expenses, as applicable are recorded on the ex-dividend date and are recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes, a portion of which may be reclaimable, and capital gains taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), a Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. A Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to a Fund.

A Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(l)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly for Global High Yield, Strategic Income, and Emerging Markets Debt, and are declared and paid quarterly for International Equities, Global Sustainable Equity, and International Small Cap. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2018 are primarily attributable to foreign currency gain/loss, redesignation of distributions, tax equalization, treatment of notional principal contracts, and investments in passive foreign investment companies (PFICs). Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will

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reverse at some time in the future. The temporary differences as of October 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain futures contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, or interest expense deferred. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended October 31, 2019 were as follows:

Fund	Capital	Total Distributable Earnings (Loss)
Global High Yield	$—	$—
Strategic Income	(1)	1
International Equities	—	—
Emerging Markets Debt	48,300	(48,300)
Global Sustainable Equity	—	—
International Small Cap	—	—

Amounts designated as “—” are zero or have been rounded to zero.

(m)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, a Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(n)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and

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procedures established by the Board of Trustees. NFA has selected the subadviser for each the Funds as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.

As of October 31, 2019, the subadviser for each Fund is as follows:

Fund	Subadviser
Global High Yield	Amundi Pioneer Institutional Asset Management, Inc. (“Amundi”)
Strategic Income	Amundi
International Equities	Bailard, Inc. (‘Bailard’)
Emerging Markets Debt	Standard Life Investments (Corporate Funds) Limited
Global Sustainable Equity	UBS Asset Management (Americas) Inc.
International Small Cap	Wellington Management Company LLP

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. During the year ended October 31, 2019, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Global High Yield	Up to $500 million	0.64%
	$500 million and more	0.62%
Strategic Income	All Assets	0.56%
International Equities	Up to $1 billion	0.75%
	$1 billion and more	0.70%
Emerging Markets Debt	All Assets	0.70%
Global Sustainable Equity	Up to $250 million	0.75%
	$250 million up to $500 million	0.70%
	$500 million up to $1 billion	0.68%
	$1 billion and more	0.65%
International Small Cap	Up to $500 million	0.95%
	$500 million up to $1 billion	0.925%
	$1 billion and more	0.90%

For the year ended October 31, 2019, the effective advisory fee rates before and after expense reimbursementsdue to the expense limitation agreement described below were as follows:

FUND	Effective Advisory Fee Rate Before Expense Reimbursements	Effective Advisory Fee Rate After Expense Reimbursements
Global High Yield	0.64%	0.49%
Strategic Income	0.56	0.47
International Equities	0.75	0.75
Emerging Markets Debt	0.70	0.57
Global Sustainable Equity	0.75	0.46
International Small Cap	0.95	0.91

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA had entered into a written Expense Limitation Agreement that limits Funds’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred

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in connection with the purchase and sale of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Funds’ business) from exceeding the amounts listed in the table below until February 29, 2020.

Fund	Classes	Amount (annual rate)
Global High Yield	All Classes	0.70%
Strategic Income	All Classes	0.67
International Equities	All Classes	1.10
Emerging Markets Debt	All Classes	0.90
Global Sustainable Equity	All Classes	0.95
International Small Cap	All Classes	0.99

NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2019, the cumulative potential reimbursements for the Funds, listed by the period in which NFA waived fees or reimbursed expenses to the Funds are:

Fund	Fiscal Year 2017 Amount		Fiscal Year 2018 Amount	Fiscal Year 2019 Amount	Total
Global High Yield	$154,808		$185,412	$182,610	$522,830
Strategic Income	172,109		149,735	121,719	443,563
International Equities	—		—	—	—
Emerging Markets Debt	73,719		84,709	96,599	255,027
Global Sustainable Equity	128,621		151,155	150,643	430,419
International Small Cap	160,480	(a)	187,748	193,035	541,263

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from December 30, 2016 (commencement of operations) through October 31, 2017.

During the year ended October 31, 2019, no amounts were reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

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Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust (“NVIT”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the year ended October 31, 2019, NFM earned $ $742,026 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2019, the Funds’ aggregate portion of such costs amounted to $5,137.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate as follows:

●	0.25% of the average daily net assets of Class A shares of each Fund (distribution or service fee)

●	1.00% of the average daily net assets of Class C shares of each Fund (0.75% of which may be a distribution fee and 0.25% service fee)

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. International Equities, Global Sustainable Equity and International Small Cap Class A sales charges range from 0.00% to 5.75%, and Global High Yield, Strategic Income and Emerging Markets Debt Class A sales charges range from 0.00% to 2.25% based on the amount of the purchase. During the year ended October 31, 2019, the Funds imposed front-end sales charges of $32,030. From these fees, NFD retained a portion amounting to $4,588.

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NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions, and Class C shares made within 1 year of purchase. Applicable Class A CDSCs are 1.00% for International Equities, Global Sustainable Equity and International Small Cap. Applicable Class A CDSCs are 0.75% for Global High Yield, Strategic Income and Emerging Markets Debt. Class C CDSCs are 1.00% for all Funds. During the year ended October 31, 2019, the Funds imposed CDSCs of $0.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, and Institutional Service Class shares of each of the Funds.

For the year ended October 31, 2019, the effective rates for administrative services fees were as follows:

Fund	Class A	Class C	Institutional Service Class
Global High Yield	0.02%	0.02%	0.10%
Strategic Income	0.14	0.10	0.07
International Equities	0.09	0.09	0.06
Emerging Markets Debt	N/A	N/A	N/A
Global Sustainable Equity	0.10	0.15	0.07
International Small Cap	0.01	N/A	0.11

N/A — Not Applicable.

For the year ended October 31, 2019, each Fund’s total administrative services fees were as follows:

Fund	Amount
Global High Yield	$2,726
Strategic Income	21,684
International Equities	33,275
Emerging Markets Debt	N/A
Global Sustainable Equity	49,074
International Small Cap	7,931

N/A — Not Applicable.

As of October 31, 2019, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Global High Yield	95.07%
Strategic Income	64.70
International Equities	—
Emerging Markets Debt	99.86
Global Sustainable Equity	—
International Small Cap	83.85

Amounts designated as “—” are zero or have been rounded to zero.

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Notes to Financial Statements (Continued)

October 31, 2019

4.  Line of Credit and Interfund Lending

The Trust and NVIT (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the year ended October 31, 2019, the Funds had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended October 31, 2019, none of the Funds engaged in interfund lending.

5.  Investment Transactions

For the year ended October 31, 2019, purchases and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases*	Sales*
Global High Yield	$89,475,134	$93,762,426
Strategic Income	158,323,921	118,612,135
International Equities	168,665,255	331,573,765
Emerging Markets Debt	54,109,440	60,681,086
Global Sustainable Equity	24,470,275	29,375,677
International Small Cap	399,717,181	312,344,884
*	Includes purchases and sales of long-term U.S. Government securities, if any.

6.  Portfolio Investment Risks

Risks Associated with Credit and Emerging Markets

Investments in emerging market instruments are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit

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October 31, 2019

risk. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher-rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less-liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

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Notes to Financial Statements (Continued)

October 31, 2019

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be

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Notes to Financial Statements (Continued)

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adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Bank Loans

The bank loans in which the Funds invest are subject to the risks that generally apply to fixed-income securities, such as interest rate risk, credit risk, liquidity risk, as well as, where applicable, foreign securities risk, emerging markets risk, and lower quality or high-yield risk. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. Collateral may include security interests in receivables, goods, commodities, or real property. For trade finance loan transactions, the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability to sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan). Interests in loan instruments may be tranched or tiered with respect to collateral rights. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Unsecured loans expose the lenders, and thus the Funds, to increased credit risk.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Low Quality/High Yield Securities

Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Other

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Investments Money Market Government Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Government Portfolio, Institutional Class are neither

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Notes to Financial Statements (Continued)

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guaranteed nor insured, and shares of the Fidelity Investments Money Market Government Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. The Funds will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of November 1, 2019. As a result of the adoption of ASU 2017-08, as of November 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

9.  Other

As of October 31, 2019, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Global High Yield	87.29%	4	(a)
Strategic Income	47.70	4	(a)
International Equities	56.33	1
Emerging Markets Debt	85.27	3	(a)
Global Sustainable Equity	45.90	1
International Small Cap	63.76	5	(a)
(a)	All or a portion of the accounts are the accounts of affiliated funds.

10.  Recaptured Brokerage Commissions

The Funds have entered into agreements with brokers whereby the brokers will return a portion of the Funds’ brokerage commissions on behalf of certain Funds. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Funds’ Statement of Operations. During the year ended October 31, 2019, the Funds recaptured the following amounts of brokerage commissions:

Fund	Amount
International Small Cap	$1,787

146

Notes to Financial Statements (Continued)

October 31, 2019

11.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2019 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Global High Yield	$10,316,268	$150,782	$10,467,050	$—	$10,467,050
Strategic Income	5,724,560	—	5,724,560	—	5,724,560
International Equities	13,331,119	—	13,331,119	—	13,331,119
Emerging Markets Debt	5,042,251	493,015	5,535,266	—	5,535,266
Global Sustainable Equity	420,568	5,314,899	5,735,467	—	5,735,467
International Small Cap	29,840,942	22,480,986	52,321,928	—	52,321,928

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended October 31, 2018 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Global High Yield	$9,591,680	$3,794,917	$13,386,597	$—	$13,386,597
Strategic Income	4,104,512	440,316	4,544,828	—	4,544,828
International Equities	11,258,644	—	11,258,644	—	11,258,644
Emerging Markets Debt	3,464,446	1,178,354	4,642,800	—	4,642,800
Global Sustainable Equity	187,087	—	187,087	—	187,087
International Small Cap	55,175,971	—	55,175,971	—	55,175,971

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Other Gains and Losses	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
Global High Yield	$1,588,735	$—	$1,588,735	$24,612	$(2,598,337)	$(443,505)	$(1,428,495)
Strategic Income	537,525	—	537,525	87,124	(4,118,643)	4,331,273	837,279
International Equities	3,309,172	—	3,309,172	—	(11,578,720)	21,904,558	13,635,010
Emerging Markets Debt	462,401	—	462,401	13,848	(292,589)	2,093,794	2,277,454
Global Sustainable Equity	872,204	2,409,967	3,282,171	—	—	7,693,955	10,976,126
International Small Cap	12,280,194	—	12,280,194	—	(21,311,375)	28,888,901	19,857,720

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

147

Notes to Financial Statements (Continued)

October 31, 2019

As of October 31, 2019, the tax cost of securities (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global High Yield	$125,197,652	$3,525,698	$(3,970,053)	$(444,355)
Strategic Income	149,855,458	7,307,399	(2,997,322)	4,310,077
International Equities	205,793,985	28,879,776	(6,969,201)	21,910,575
Emerging Markets Debt	71,239,515	4,443,532	(1,127,361)	3,316,171
Global Sustainable Equity	44,443,124	9,883,005	(2,188,929)	7,694,076
International Small Cap	512,311,139	66,299,322	(37,396,016)	28,903,306

As of October 31, 2019, for federal income tax purposes, the Funds have capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Capital loss carryforwards do not expire. The following table represents capital loss carryforwards available as of October 31, 2019.

Fund	Amount
Global High Yield	$(2,598,337)
Strategic Income	(4,118,643)
International Equities	(11,578,720)
Emerging Markets Debt	(292,589)
Global Sustainable Equity	—
International Small Cap	(21,311,375)

Amounts designated as “—” are zero or have been rounded to zero.

12.  Subsequent Events

On December 4, 2019, in conjunction with the 15(c) Board meeting, certain of the Funds’ agreements were renewed. There were no significant changes to the terms of these agreements, outside of extending effective dates.

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

148

Report of Independent Registered Public Accounting Firm

October 31, 2019

To the Board of Trustees of Nationwide Mutual Funds and Shareholders of Nationwide Amundi Global High Yield Fund, Nationwide Amundi Strategic Income Fund, Nationwide Bailard International Equities Fund, Nationwide Emerging Markets Debt Fund, Nationwide Global Sustainable Equity Fund and Nationwide International Small Cap Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Nationwide Amundi Global High Yield Fund, Nationwide Amundi Strategic Income Fund, Nationwide Bailard International Equities Fund, Nationwide Emerging Markets Debt Fund, Nationwide Global Sustainable Equity Fund and Nationwide International Small Cap Fund (six of the funds constituting Nationwide Mutual Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year ended October 31, 2019, the changes in each of their net assets for each of the two years in the period ended October 31, 2019, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Mutual Funds, since 1997.

149

Supplemental Information

October 31, 2019 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended October 31, 2019, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
International Equities	0.19%
Global Sustainable Equity	62.28%
International Small Cap	0.05%

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Global High Yield	$150,782
Emerging Markets Debt	493,015
Global Sustainable Equity	5,314,899
International Small Cap	22,480,986

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2019, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
International Equities	$6,222,412	$0.2103
Emerging Markets Debt	4,367,603	0.5762
Global Sustainable Equity	547,818	0.1899
International Small Cap	8,712,815	0.1619

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2019, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
International Equities	$530,561	$0.0179
Emerging Markets Debt	33,262	0.0044
Global Sustainable Equity	54,812	0.0190
International Small Cap	1,068,387	0.0198

150

Management Information

October 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 50 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

151

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

152

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

153

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

154

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

155

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues, which includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Index with a remaining maturity of one to three years, including Treasurys, government-related issues and corporate securities.

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged index that measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury; a subset of the Global Inflation-Linked Index (Series-L).

ICE BofA Merrill Lynch Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

ICE BofA Merrill Lynch Global High Yield Index (USD Hedged): An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros. The index is hedged against the fluctuations of the constituent currencies versus the U.S. dollar.

ICE BofAML US High Yield Master II Index: An unmanaged index that tracks the performance of U.S. dollar-denominated below investment-grade corporate debt publicly issued in the U.S. domestic market.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality,

156

Market Index Definitions (cont.)

accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasurys, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the performance of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

Morningstar® Lifetime Moderate Income Index: An index representing a portfolio of global equities, bonds and traditional inflation hedges such as commodities and Treasury Inflation-Protected Securities. This portfolio is held in proportions appropriate for a U.S. investor who is at least ten years into retirement.

Morningstar® Target Risk Indexes: A series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

●	The Morningstar® Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar® Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar® Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar® Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar® Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its

157

Market Index Definitions (cont.)

portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Small Cap Index: An equity index capturing small-capitalization representation across developed markets countries around the world, excluding the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

158

Market Index Definitions (cont.)

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index: A market capitalization-weighted index based on the Russell 3000® Index. The Russell 3000 Growth Index includes companies that display signs of above-average growth. The index is used to provide a gauge of the performance of growth stocks in the United States.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P Biotechnology Select Industry Index: An unmanaged index designed to measure the performance of stocks in the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS®) biotechnology sub-industry.

S&P/Citigroup International Treasury Bond Ex-U.S. Index (Hedged): An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $2.4 billion to $8.2 billion).

S&P North American Technology Sector IndexTM: An unmanaged, modified, market capitalization-weighted index that measures the performance of the information technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

The S&P Target Date® Indexes: A series of 12 unmanaged, multi-asset class indexes consisting of the S&P Target Date Retirement Income Index plus 11 indexes that correspond to a specific target retirement date (ranging from 2010 through 2060+). The series reflects a subset of target date funds, each of which generally has an asset allocation mix and glide path featuring total equity exposure that continues to become more conservative after retirement. Each index in the series reflects varying levels of exposure to equities, bonds, and other asset classes.

159

Market Index Definitions (cont.)

The S&P Target Date® To Indexes: A series of 12 unmanaged, multi-asset class indexes consisting of the S&P Target Date To Retirement Income Index plus 11 indexes that correspond to a specific target retirement date (ranging from 2010 through 2060+). The series reflects a subset of target date funds, each of which generally has an asset allocation mix and glide path featuring relatively conservative total equity exposure near retirement and static total equity exposure after retirement. Each index in the series reflects varying levels of exposure to equities, bonds, and other asset classes and becomes more conservative with the approach of the target retirement date.

The S&P Total Market Index (S&P TMI): an unmanaged index designed to track the broad equity market, including large-, mid-, small-, and micro-cap stocks. The S&P 500® Index is a subset of the S&P TMI.

160

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established to issue securities and hold certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities the principal and earned interest.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Bottom-up investment approach: A method of investing that involves focusing on an individual company rather than on the industry in which a company operates or on the economy as a whole; it is the microeconomic analysis of a company or stock.

Convertible securities: Debt securities that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Equity securities: Securities that represent ownership interests in the issuers. Common stock is the most common type of equity security.

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as the ETFs are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent obligations by the issuers to pay specified rates of interest or dividends at specified times, and to pay the securities’ principal at maturity.

161

Glossary (cont.)

Futures: Contracts that obligate the buyers to buy and the sellers to sell specified quantities of underlying assets (or settle for the cash value of a contract based on underlying assets) at specified prices on each contract’s maturity date.

Growth style: Investing in equity securities of companies that the fund’s subadviser believes have above-average rates of earnings growth and which may experience above-average increases in stock price.

High-yield bonds (also known as junk bonds): Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates to help compensate for the fact that the issuers are at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Quantitative techniques: Mathematical and statistical methods used in the investment process to evaluate market conditions and to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s adviser to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in the fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Swap: An agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying asset.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

162

Glossary (cont.)

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States and may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a fund’s subadviser believes are undervalued, i.e., the securities are priced at less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall over time. A high level of volatility means that the fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the fund’s value is not expected to fluctuate significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

163

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfundprospectuses. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. © 2019

AR-INT  (12/19)

Annual Report

October 31, 2019

Nationwide Mutual Funds

Index Funds

Nationwide Bond Index Fund

Nationwide International Index Fund

Nationwide Mid Cap Market Index Fund

Nationwide S&P 500 Index Fund

Nationwide Small Cap Index Fund

Nationwide Ziegler NYSE Arca Tech 100 Index Fund

IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by the Securities and Exchange Commission, Nationwide Mutual Funds will no longer mail paper copies of your Fund’s annual and semiannual reports, unless you specifically request paper copies of those reports. Instead, Nationwide Mutual Funds will post the reports on the Funds’ website, nationwide.com/mutualfundprospectuses, and will mail you a notice of availability each time a report is posted and provide you with the website link to access the reports.

If you already have elected to receive these reports electronically (known as eDelivery), you will not be affected by this change and you do not need to take any action. You may elect to receive reports and other fund documents via eDelivery by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling Shareholder Services at 800-848-0920.

You may elect to receive all future reports in paper via U.S. mail free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly in a Nationwide Mutual Fund, you can call Shareholder Services at 800-848-0920 to register your preference that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all Funds held in your account.

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Message to Investors

Dear Investor,

Equity markets reached all-time highs during the annual reporting period ended October 31, 2019, as investors were encouraged by an incrementally dovish Federal Reserve (Fed) and hopes for a trade deal with China.

Leading into the reporting period and through the last two months of 2018, however, markets were weak in reaction to a global economic slowdown driven by trade concerns and geopolitical uncertainty. The S&P 500® Index (S&P 500) registered -13.7% in the fourth calendar quarter of 2018 — the worst quarter in seven years. Conditions improved immediately, however, with the S&P 500 returning 13.5% in the first calendar quarter of 2019 (the best quarter since the financial crisis of 2008) and delivering a 14.3% return overall for the reporting period. Fixed-income returns were sharply higher on falling interest rates and tightening credit spreads as demand for yield by investors continued to be strong.

International stocks also rallied during the reporting period, although both developed and emerging market indexes lagged the S&P 500, with the MSCI EAFE® Index returning 11.0% and the MSCI Emerging Markets® Index returning 11.9%. Investors initially were concerned that the synchronized global growth story was cracking due to disappointing economic growth and the prospect for trade tariffs. Markets recovered on stabilizing economic data and accommodative monetary policy by central banks across the globe.

The S&P 500 was higher in nine of the 12 months during the reporting period.

Universally, risk assets (those with a significant degree of price volatility) were higher during the 12-month reporting period, led by strength in the equity market and the long-dated bond market. Growth stocks substantially outperformed value, while large-capitalization stocks beat small-cap stocks.

Economic growth was modest for the reporting period due to trade disputes and sluggishness overseas, with gross domestic product (GDP) growth in the fourth calendar quarter of 2018 at 1.1%, followed by 3.1% in the first quarter of 2019, 2.0% in the second quarter and 1.9% in the third quarter. Corporate profit growth was weak for the reporting period. S&P 500 earnings growth spiked in 2018 to 21% but has been negative in the first three quarters of 2019, driven by overseas weakness and the strong U.S. dollar. The profit picture appears to be stabilizing, with healthy growth projected for 2020, providing a strong backdrop for equity returns.

U.S. economic activity remains relatively supportive for equity market returns.

The performance of fixed-income markets was broadly higher for the reporting period as falling interest rates and tightening credit spreads drove performance. The Fed reversed course following a steady path of hikes to the federal funds rate. At the December 2018 meeting, the Federal Open Market Committee (FOMC) hiked the rate for the fourth time in 2018 and guided two additional hikes for 2019. By the August 2019 meeting, the FOMC entered an easing phase to address a mid-cycle slowdown that followed with additional cuts in September and October. The Fed is expected to pause for the remainder of the calendar year, with fading expectations for additional cuts in 2020 as the economy shows signs of rebounding. The shift to a dovish stance led to a drastic drop in interest rates across the yield curve, with the 10-year Treasury yield falling from 3.15% to 1.69% during the reporting period, and the 2-year Treasury yield dropping from 2.88% to 1.52%. The yield curve was flat by historical standards, with the spread between the 10-year and 2-year yields at 0.17% at period end.

As volatility continues in the markets, it is important to remember that investing is a long-term process. Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. Thank you for your continued support and confidence.

1

Message to Investors (cont.)

Sincerely,

Michael S. Spangler

President and CEO

Nationwide Funds

Index	Annual Total Return (as of October 31, 2019)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	12.73%
Bloomberg Barclays Municipal Bond	9.42%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.89%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	20.14%
Bloomberg Barclays U.S. Aggregate Bond	11.51%
Bloomberg Barclays U.S. Corporate High Yield	8.38%
MSCI EAFE®	11.04%
MSCI Emerging Markets®	11.86%
MSCI World ex USA	11.27%
Russell 1000® Growth	17.10%
Russell 1000® Value	11.21%
Russell 2000®	4.90%
S&P 500®	14.33%

Source: Morningstar

2

Fund Commentary	Nationwide Bond Index Fund

For the annual period ended October 31, 2019, the Nationwide Bond Index Fund (Class A at NAV*) returned 10.75% versus 11.51% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Intermediate Core Bond (consisting of 410 funds as of October 31, 2019), was 5.07% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

In the fourth quarter of 2018, concerns over Federal Reserve (Fed) policy, U.S.-China trade tensions, and a potential slowdown in growth contributed to investor anxiety. The quarter began with Fed chairman Powell’s comment that the U.S. federal funds rate was “a long way from neutral.” The hawkish comment drove a temporary sell-off in Treasuries. However, this was short lived as declines in energy prices and softness in portions of the U.S. economy (the Institute of Supply Management [ISM] Purchasing Managers Index [PMI]** fell from 59.8 in September to 54.1 in December) contributed to a reduction in inflation expectations. This was accompanied by a broad-based risk-off in December — the worst December performance on record since 1931 — and the 10-year Treasury yield ended the quarter 0.57% lower than intra-quarter highs to 2.68%. Even though the United States and China were able to broker a 90-day trade war “truce” on December 1, 2018, volatility abounded in the wake of the Federal Open Market Committee (FOMC) December announcement. Although the Fed’s December rate hike and lowering of interest rate projections was largely expected, the Fed’s relatively hawkish tone and Powell’s affirmation that the balance sheet run-off was to run on autopilot was punished by the market.

In the first quarter of 2019, U.S. equities advanced as positive headlines regarding U.S.-China trade negotiations, relatively strong corporate earnings growth, and the Fed’s dovish pivot helped investor sentiment recover from steep losses in the previous quarter and contributed to a meaningful rebound in equity prices. In the

January announcement, the Fed indicated it would refrain from interest rate hikes for the foreseeable future, a dovish assessment of U.S. economic conditions, and transparency around balance sheet normalization. This reduced market-based expectations of interest rates, serving as a boon for both equities and bonds. On the macroeconomic front, despite a 35-day government shutdown and global economic weakness, the U.S. economy continued to exhibit a tight labor market, low inflation and slowing but stable economic growth. The U-3 unemployment rate (representing the number of people actively looking for a job) remained at 3.8% in February, the lowest level since 1969. Core personal consumption expenditure dropped to 1.8% year-over-year in January, below the Fed’s inflation target of 2%. Though the ISM Manufacturing PMI was below two-year averages throughout the quarter, the indicator remained in expansionary territory at the end of the quarter (55.3). Less optimism was evident in the U.S. rates market. The pause in interest rate hiking by the Fed coupled with lowered forecasts for growth drove investors into longer-duration government bonds. The yield on the 10-year U.S. Treasury dropped from a quarterly high of 2.78% in mid-January to 2.40% at quarter end. The bid for long-term debt coupled with high short-term rates (federal funds target rate remained at 2.50% at the quarter’s end) catalyzed an inversion of the three-month, 10-year Treasury spread. This spread is the Fed’s preferred measure for calculating recession probabilities, and its inversion has preceded every U.S. recession since the 1950s.

During the second quarter of 2019, the Chicago Fed National Activity Index was in contractionary territory in April and May. The ISM Manufacturing PMI decelerated throughout the quarter but remained in expansionary territory in June (51.7). The U-3 unemployment rate actually declined to 3.6% in April, but the moving average of continuing jobless claims accelerated throughout the quarter. In May, U.S. President Trump threatened an increase in tariffs and protectionism against both China and Mexico. The U.S. markets fell in May on these renewed trade concerns, and trade tensions were a source of

3

Fund Commentary (cont.)	Nationwide Bond Index Fund

intra-quarter volatility. However, these threats did not materialize, and sentiment eased heading into the G-20† meeting at the month’s end. On the macroeconomic front, there were signs of weaker U.S. economic conditions. In the June FOMC announcement, Fed Chair Powell stated that should trade tensions weigh on the FOMC’s economic outlook or should the shortfall of inflation from the target rate persist longer than expected, the Fed would provide more accommodation to sustain the expansion. The prospect of easy monetary policy broadly buoyed equities. In interest rates, the 10-year U.S. Treasury yield declined 0.50% in the quarter to 2% — the lowest level since 2016. The yield curve remained a source of uncertainty as the three-month, 10-year spread remained in negative territory while the five-year, 30-year spread expanded throughout the quarter.

In the third quarter of 2019, trade tensions were a key focus for both domestic and global investors. The U.S. markets suffered their worst week of 2019 in early August on the back of President Trump’s promise to impose 10% tariffs on all Chinese imports that were not already subject to 25% tariffs. U.S.-China tensions did ostensibly ease ahead of a new round of trade talks that were slated to be held in October. In monetary policy, the Fed lowered the target range for the federal funds rates in both the July and September meetings. Fed Chair Powell confirmed that the rate cuts were intended to offset potential downside risks from weak global growth and trade policy uncertainty. On the macroeconomic front, survey-based U.S. economic indicators continued to soften in the manufacturing and consumer sectors, while hard economic data releases exhibited resilience. The frequently tracked ISM Manufacturing PMI registered in contractionary territory in both August and September. The September reading was the lowest reading since the global financial crisis. Consumer sentiment also softened, with the University of Michigan Consumer Sentiment Index‡ falling to its lowest level since 2016 in August. More constructively, labor market conditions were stable as the U-3 unemployment rate remained at 3.7% throughout the quarter and average hourly earnings modestly accelerated. In interest rates, the 10-year Treasury yield declined 0.36% from the start of the quarter to the end, although the benchmark rate did fall as low as 1.45% intra-quarter. In August, the frequently monitored two-year, 10-year Treasury yield spread inverted for the first time since the global financial crisis, but ended the quarter in positive territory.

U.S. bonds, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, increased approximately 11.51% for the year ended October 31, 2019. From a sector perspective, security sampling in the Industrials, Commercial Mortgage-Backed Securities, and Treasury sectors contributed positively, while sampling in the Mortgage, Utilities, and Asset-Backed Securities sectors detracted.

The Fund did not use derivatives for the reporting period.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Scott Radell and Karen Uyehara

*

Performance is shown for the Fund’s Class A shares to correspond with the class used for performance reporting in the Fund’s prospectus. Class R6 shares previously were shown in the Fund’s annual reports for performance reporting.

**

The ISM Manufacturing Index is a widely anticipated indicator of recent U.S. economic activity and is released on the first business day of each month. A number above 50 indicates a growing manufacturing sector.

†

The G20 (or Group of Twenty) is an international forum for the governments and central bank governors from 19 countries and the European Union (EU) created for the purpose of international coordination of economic policy.

‡	The University of Michigan Consumer Sentiment Index is a monthly survey of consumers, which is used to estimate future spending and saving.

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in fixed-income securities (including high-yield bonds), and including default risk and interest rate risk. Funds that invest in high-yield securities are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The

4

Fund Commentary (cont.)	Nationwide Bond Index Fund

prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds. Increased volatility may reduce the market value of high-yield bonds. They are also subject to the claims paying ability of the issuing company. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Nationwide Bond Index Fund

Asset Allocation1

U.S. Treasury Obligations	38.6%
Mortgage-Backed Securities	26.6%
Corporate Bonds	25.5%
Commercial Mortgage-Backed Securities	2.4%
Foreign Government Securities	1.8%
U.S. Government Agency Securities	1.3%
Supranational	1.2%
Municipal Bonds	0.7%
Asset-Backed Securities	0.5%
Other assets in excess of liabilities	1.4%
100.0%

Top Industries2

Banks	4.7%
Oil, Gas & Consumable Fuels	2.4%
Electric Utilities	1.3%
Capital Markets	1.3%
Diversified Telecommunication Services	1.1%
Health Care Providers & Services	1.1%
Pharmaceuticals	0.9%
Consumer Finance	0.9%
Insurance	0.9%
Media	0.8%
Other Industries	84.6%
100.0%

Top Holdings2

U.S. Treasury Notes, 2.25%, 12/31/2023	1.4%
U.S. Treasury Notes, 2.25%, 11/15/2027	1.3%
U.S. Treasury Notes, 2.50%, 2/28/2021	1.2%
UMBS, 30 Year, Single Family, 3.50%, 11/25/2049	1.0%
U.S. Treasury Bonds, 3.00%, 11/15/2044	1.0%
U.S. Treasury Bonds, 5.50%, 8/15/2028	0.8%
U.S. Treasury Notes, 2.88%, 10/15/2021	0.8%
U.S. Treasury Notes, 2.00%, 2/15/2025	0.8%
U.S. Treasury Notes, 2.25%, 11/15/2024	0.8%
U.S. Treasury Notes, 1.50%, 8/15/2026	0.8%
Other Holdings	90.1%
100.0%

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

6

Fund Performance	Nationwide Bond Index Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	10.75%	2.55%	3.05%
	w/SC2	8.28%	2.08%	2.45%
Class C	w/o SC1	10.11%	1.86%	2.38%
	w/SC3	9.11%	N/A	N/A
Class R6[4,5]		11.34%	2.98%	3.46%
Institutional Service Class[4]		11.06%	N/A	3.83%	[6]*
Bloomberg Barclays U.S. Aggregate Bond Index		11.51%	3.24%	3.73%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]

Effective October 29, 2013, a 2.25% front-end sales charge was deducted. For the period from March 1, 2011 through October 29, 2013 a 4.25% front-end sales charge was deducted. Prior to February 28, 2011, a 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[6]	Since inception date of December 6, 2016.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	0.67%	0.65%
Class C	1.35%	1.33%
Class R	1.01%	0.99%
Class R6	0.26%	0.24%
Institutional Service Class	0.51%	0.49%

^

Current effective prospectus dated February 28, 2019. The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	Nationwide Bond Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Bond Index Fund versus the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index over the 10-year period ended 10/31/19. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Nationwide Bond Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bond Index Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19	Expense Ratio During Period (%) 5/1/19 - 10/31/19
Class A Shares	Actual	(a)	1,000.00	1,054.10	3.42	0.66
	Hypothetical	(a)(b)	1,000.00	1,021.88	3.36	0.66
Class C Shares	Actual	(a)	1,000.00	1,050.50	6.93	1.34
	Hypothetical	(a)(b)	1,000.00	1,018.45	6.82	1.34
Class R6 Shares	Actual	(a)	1,000.00	1,056.50	1.24	0.24
	Hypothetical	(a)(b)	1,000.00	1,024.00	1.22	0.24
Institutional Service Class Shares	Actual	(a)	1,000.00	1,055.10	2.54	0.49
	Hypothetical	(a)(b)	1,000.00	1,022.74	2.50	0.49

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

October 31, 2019

Nationwide Bond Index Fund

Asset-Backed Securities 0.5%

	Principal Amount	Value

Airlines 0.0%†
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 1/15/2023	$124,152	$130,222
United Airlines Pass-Through Trust, Series 2013-1, Class A, 4.30%, 8/15/2025	188,162	202,848

		333,070

Credit Card 0.5%
BA Credit Card Trust, Series 2018-A3, Class A3, 3.10%, 12/15/2023	2,500,000	2,554,924
Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/15/2024	625,000	630,339
Citibank Credit Card Issuance Trust, Series 2017-A3, Class A3, 1.92%, 4/7/2022	1,000,000	1,000,304

		4,185,567

Total Asset-Backed Securities (cost $4,439,298)		4,518,637

Commercial Mortgage-Backed Securities 2.4%
BBCMS Mortgage Trust, Series 2017-C1, Class A4, 3.67%, 2/15/2050	450,000	487,918
Benchmark Mortgage Trust, Series 2019-B11, Class A4, 3.28%, 5/15/2052	1,000,000	1,069,045
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class A4, 3.57%, 6/15/2050	850,000	909,201
Citigroup Commercial Mortgage Trust
Series 2013-GC17, Class A4, 4.13%, 11/10/2046	650,000	696,900
Series 2014-GC25, Class A4, 3.64%, 10/10/2047	500,000	534,400
Series 2019-GC43, Class A4, 3.04%, 11/10/2052	980,000	1,023,507
COMM Mortgage Trust
Series 2013-CR12, Class A4, 4.05%, 10/10/2046	300,000	319,548
Series 2014-CR16, Class A4, 4.05%, 4/10/2047	750,000	804,232
FHLMC Multifamily Structured Pass-Through Certificates REMICS
Series K020, Class A2, 2.37%, 5/25/2022	600,000	605,808
Series K026, Class A2, 2.51%, 11/25/2022	200,000	203,343
Series K031, Class A2, 3.30%, 4/25/2023 (a)	100,000	104,362
Series K033, Class A2, 3.06%, 7/25/2023 (a)	100,000	103,786
Series K038, Class A1, 2.60%, 10/25/2023	82,992	83,940
Series K037, Class A2, 3.49%, 1/25/2024	200,000	211,383

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Multifamily Structured Pass-Through Certificates REMICS (continued)
Series K038, Class A2, 3.39%, 3/25/2024	$800,000	$844,591
Series K066, Class A2, 3.12%, 6/25/2027	750,000	801,454
FNMA ACES REMICS
Series 2014-M6, Class A2, 2.68%, 5/25/2021 (a)	86,525	87,332
Series 2014-M2, Class ASV2, 2.78%, 6/25/2021 (a)	217,528	218,445
GS Mortgage Securities Trust
Series 2015-GC28, Class A2, 2.90%, 2/10/2048	841,160	840,923
Series 2015-GC30, Class A4, 3.38%, 5/10/2050	750,000	795,390
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class A3, 4.17%, 8/15/2046	135,692	139,722
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP7, Class A5, 3.45%, 9/15/2050	750,000	803,668
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C7, Class A4, 2.92%, 2/15/2046	1,300,000	1,330,528
Series 2013-C10, Class ASB, 3.91%, 7/15/2046 (a)	999,266	1,027,518
Series 2013-C10, Class A5, 4.08%, 7/15/2046 (a)	250,000	266,292
Series 2014-C17, Class A5, 3.74%, 8/15/2047	1,500,000	1,598,472
Morgan Stanley Capital I Trust
Series 2016-UBS9, Class A4, 3.59%, 3/15/2049	900,000	964,613
Series 2017-H1, Class A5, 3.53%, 6/15/2050	750,000	807,741
Series 2019-H6, Class A4, 3.42%, 6/15/2052	150,000	161,147
Wells Fargo Commercial Mortgage Trust, Series 2015-SG1, Class A4, 3.79%, 9/15/2048	1,700,000	1,829,381
WFRBS Commercial Mortgage Trust
Series 2013-C11, Class A4, 3.04%, 3/15/2045	500,000	512,663
Series 2012-C7, Class A2, 3.43%, 6/15/2045	300,000	308,974

Total Commercial Mortgage-Backed Securities (cost $20,104,373)		20,496,227

Corporate Bonds 25.5%
Aerospace & Defense 0.4%
Boeing Co. (The),
3.20%, 3/1/2029	500,000	526,117
3.30%, 3/1/2035	65,000	65,726
3.75%, 2/1/2050	150,000	159,773
General Dynamics Corp., 3.88%, 7/15/2021	150,000	154,255
L3Harris Technologies, Inc.,
4.95%, 2/15/2021 (b)	250,000	257,008

10

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Aerospace & Defense (continued)
L3Harris Technologies, Inc., (continued)
3.83%, 4/27/2025	$250,000	$268,315
4.85%, 4/27/2035	55,000	65,272
Lockheed Martin Corp.,
3.55%, 1/15/2026	150,000	162,016
3.60%, 3/1/2035	55,000	59,709
4.07%, 12/15/2042	191,000	220,181
Northrop Grumman Corp., 4.75%, 6/1/2043	250,000	306,046
Raytheon Co.,
3.15%, 12/15/2024	75,000	78,872
Rockwell Collins, Inc., 3.50%, 3/15/2027	150,000	160,454
Textron, Inc.,
4.30%, 3/1/2024	250,000	268,639
United Technologies Corp.,
3.65%, 8/16/2023	200,000	211,553
4.13%, 11/16/2028	150,000	170,210
6.13%, 7/15/2038	150,000	207,869
4.50%, 6/1/2042	250,000	299,990
4.05%, 5/4/2047	100,000	115,525

		3,757,530

Air Freight & Logistics 0.1%
FedEx Corp.,
3.25%, 4/1/2026	45,000	46,703
3.30%, 3/15/2027	70,000	72,420
3.88%, 8/1/2042	50,000	48,784
4.55%, 4/1/2046	250,000	262,023
United Parcel Service, Inc.,
2.50%, 9/1/2029	55,000	55,320
6.20%, 1/15/2038	205,000	287,923
3.40%, 9/1/2049	35,000	35,713

		808,886

Airlines 0.0%†
Delta Air Lines, Inc.,
3.75%, 10/28/2029	100,000	99,587

Auto Components 0.0%†
Aptiv Corp., 4.15%, 3/15/2024	150,000	159,187
BorgWarner, Inc.,
3.38%, 3/15/2025	70,000	73,206

		232,393

Automobiles 0.1%
Ford Motor Co.,
7.45%, 7/16/2031	100,000	116,259
5.29%, 12/8/2046	250,000	230,990
General Motors Co.,
4.20%, 10/1/2027	250,000	255,656
5.20%, 4/1/2045	250,000	248,395
Toyota Motor Corp.,
3.42%, 7/20/2023	200,000	210,762

		1,062,062

Banks 4.7%
Banco Santander SA, 4.25%, 4/11/2027	200,000	216,338
Bank of America Corp.,
(ICE LIBOR USD 3 Month + 0.37%), 2.74%, 1/23/2022 (c)	250,000	251,950

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Bank of America Corp., (continued)
(ICE LIBOR USD 3 Month + 1.16%), 3.12%, 1/20/2023 (c)	$250,000	$255,215
(ICE LIBOR USD 3 Month + 0.93%), 2.82%, 7/21/2023 (c)	500,000	507,810
4.10%, 7/24/2023	250,000	266,886
(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (c)	271,000	277,214
(ICE LIBOR USD 3 Month + 0.97%), 3.46%, 3/15/2025 (c)	250,000	261,207
3.88%, 8/1/2025	250,000	269,605
4.45%, 3/3/2026	55,000	60,061
3.50%, 4/19/2026	145,000	154,181
4.25%, 10/22/2026	145,000	157,418
3.25%, 10/21/2027	250,000	259,934
Series L, 4.18%, 11/25/2027	100,000	108,166
(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (c)	281,000	294,126
(ICE LIBOR USD 3 Month + 1.07%), 3.97%, 3/5/2029 (c)	250,000	272,171
(ICE LIBOR USD 3 Month + 1.31%), 4.27%, 7/23/2029 (c)	500,000	555,119
(ICE LIBOR USD 3 Month + 1.21%), 3.97%, 2/7/2030 (c)	250,000	272,813
5.88%, 2/7/2042	250,000	352,028
(ICE LIBOR USD 3 Month + 1.99%), 4.44%, 1/20/2048 (c)	250,000	300,481
Bank of Montreal,
Series D, 3.10%, 4/13/2021	100,000	101,795
2.90%, 3/26/2022	500,000	510,204
Bank of Nova Scotia (The),
2.70%, 3/7/2022	100,000	101,729
2.38%, 1/18/2023	350,000	353,313
Barclays plc,
3.65%, 3/16/2025	200,000	206,924
4.34%, 1/10/2028	250,000	270,334
(ICE LIBOR USD 3 Month + 1.90%), 4.97%, 5/16/2029 (c)	250,000	281,624
BB&T Corp.,
2.75%, 4/1/2022	250,000	254,236
2.85%, 10/26/2024	250,000	258,208
BBVA USA, 3.88%, 4/10/2025	250,000	263,624
BNP Paribas SA,
4.25%, 10/15/2024	250,000	266,389
Branch Banking & Trust Co.,
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.15%), 2.64%, 9/17/2029 (c)	250,000	249,344
Citibank NA, 3.65%, 1/23/2024	250,000	265,507
Citigroup, Inc.,
3.88%, 10/25/2023	100,000	106,109
3.75%, 6/16/2024	300,000	318,657
3.30%, 4/27/2025	155,000	162,309
5.50%, 9/13/2025	250,000	285,985
3.70%, 1/12/2026	250,000	265,854
4.60%, 3/9/2026	105,000	115,229
3.40%, 5/1/2026	200,000	209,843
4.30%, 11/20/2026	200,000	216,687
(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (c)	250,000	264,521

11

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Citigroup, Inc., (continued)
(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (c)	$250,000	$263,174
(ICE LIBOR USD 3 Month + 1.34%), 3.98%, 3/20/2030 (c)	350,000	381,536
6.63%, 6/15/2032	182,000	241,962
4.65%, 7/23/2048	250,000	308,356
Citizens Financial Group, Inc., 2.85%, 7/27/2026	250,000	254,087
Comerica, Inc.,
4.00%, 2/1/2029	100,000	110,932
Cooperatieve Rabobank UA,
3.88%, 2/8/2022	250,000	260,216
3.75%, 7/21/2026	250,000	261,989
5.25%, 5/24/2041	125,000	172,375
Credit Suisse Group Funding Guernsey Ltd.,
3.13%, 12/10/2020	250,000	252,739
3.80%, 9/15/2022	250,000	260,537
Discover Bank, 4.20%, 8/8/2023	250,000	266,891
Fifth Third Bancorp,
3.50%, 3/15/2022	300,000	309,764
3.95%, 3/14/2028	250,000	274,255
HSBC Bank USA NA, 5.88%, 11/1/2034	498,000	644,844
HSBC Holdings plc,
3.60%, 5/25/2023	200,000	208,900
4.25%, 3/14/2024	250,000	265,479
(ICE LIBOR USD 3 Month + 0.99%), 3.95%, 5/18/2024 (c)	200,000	209,868
4.30%, 3/8/2026	200,000	218,077
3.90%, 5/25/2026	250,000	267,107
(ICE LIBOR USD 3 Month + 1.35%), 4.29%, 9/12/2026 (c)	500,000	540,641
Huntington Bancshares, Inc., 3.15%, 3/14/2021	250,000	253,617
ING Groep NV,
3.55%, 4/9/2024	400,000	419,266
JPMorgan Chase & Co.,
2.55%, 3/1/2021	250,000	252,115
4.35%, 8/15/2021	1,000,000	1,041,862
3.38%, 5/1/2023	250,000	260,414
3.63%, 5/13/2024	350,000	372,210
3.13%, 1/23/2025	250,000	259,850
(SOFR + 1.16%), 2.30%, 10/15/2025 (c)	250,000	249,491
3.30%, 4/1/2026	250,000	262,736
4.13%, 12/15/2026	250,000	272,969
(ICE LIBOR USD 3 Month + 1.25%), 3.96%, 1/29/2027 (c)	250,000	270,634
8.00%, 4/29/2027	202,000	269,818
(ICE LIBOR USD 3 Month + 1.36%), 3.88%, 7/24/2038 (c)	300,000	328,601
5.60%, 7/15/2041	200,000	268,569
4.85%, 2/1/2044	250,000	315,151
(ICE LIBOR USD 3 Month + 1.58%), 4.26%, 2/22/2048 (c)	250,000	291,760
KeyCorp,
5.10%, 3/24/2021	150,000	156,160
2.55%, 10/1/2029	250,000	244,705

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Korea Development Bank (The), 4.63%, 11/16/2021	$200,000	$209,712
Kreditanstalt fuer Wiederaufbau,
2.00%, 11/30/2021	1,000,000	1,007,911
2.13%, 3/7/2022	2,000,000	2,024,215
2.88%, 4/3/2028	200,000	217,794
Landwirtschaftliche Rentenbank,
Series 36, 2.00%, 12/6/2021	500,000	503,919
Lloyds Banking Group plc,
4.50%, 11/4/2024	250,000	266,693
4.34%, 1/9/2048	250,000	264,721
Mitsubishi UFJ Financial Group, Inc.,
3.46%, 3/2/2023	750,000	778,669
3.76%, 7/26/2023	200,000	210,849
3.85%, 3/1/2026	250,000	269,071
Mizuho Financial Group, Inc.,
(ICE LIBOR USD 3 Month + 0.84%), 2.72%, 7/16/2023 (c)	400,000	404,347
3.17%, 9/11/2027	250,000	259,328
MUFG Americas Holdings Corp., 3.00%, 2/10/2025	200,000	205,237
National Australia Bank Ltd.,
3.38%, 1/14/2026	250,000	264,520
PNC Bank NA,
2.95%, 1/30/2023	350,000	358,796
3.30%, 10/30/2024	250,000	263,563
Royal Bank of Canada,
2.50%, 1/19/2021	250,000	252,248
2.80%, 4/29/2022	350,000	357,203
2.25%, 11/1/2024	250,000	250,569
Royal Bank of Scotland Group plc,
(ICE LIBOR USD 3 Month + 1.48%), 3.50%, 5/15/2023 (c)	200,000	204,319
4.80%, 4/5/2026	250,000	277,340
(ICE LIBOR USD 3 Month + 1.91%), 5.08%, 1/27/2030 (c)	250,000	286,503
Santander Holdings USA, Inc., 4.40%, 7/13/2027	200,000	215,279
Santander UK plc,
2.50%, 1/5/2021	500,000	502,839
Sumitomo Mitsui Financial Group, Inc.,
2.78%, 7/12/2022	750,000	762,540
2.45%, 9/27/2024	250,000	251,248
3.78%, 3/9/2026	250,000	269,100
3.20%, 9/17/2029	250,000	252,765
SunTrust Bank, 2.45%, 8/1/2022	500,000	505,663
Toronto-Dominion Bank (The),
1.80%, 7/13/2021	750,000	749,602
US Bancorp,
4.13%, 5/24/2021	100,000	103,328
3.38%, 2/5/2024	250,000	263,920
Series X, 3.15%, 4/27/2027	250,000	264,581
Wells Fargo & Co.,
3.00%, 1/22/2021	500,000	506,740
2.50%, 3/4/2021	240,000	241,630
2.63%, 7/22/2022	250,000	253,380
3.75%, 1/24/2024	750,000	793,627
3.00%, 2/19/2025	60,000	61,754

12

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Wells Fargo & Co., (continued)
3.00%, 4/22/2026	$250,000	$257,047
4.30%, 7/22/2027	200,000	218,901
5.38%, 2/7/2035	118,000	151,299
5.61%, 1/15/2044	333,000	435,962
3.90%, 5/1/2045	150,000	169,509
4.90%, 11/17/2045	250,000	302,498
4.40%, 6/14/2046	100,000	113,385
Wells Fargo Bank NA,
(ICE LIBOR USD 3 Month + 0.65%), 2.08%, 9/9/2022 (c)	250,000	250,180
Westpac Banking Corp.,
2.10%, 5/13/2021	100,000	100,347
3.30%, 2/26/2024	350,000	367,488
(USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (c)	250,000	266,161
Zions Bancorp NA,
3.25%, 10/29/2029	250,000	249,524

		40,202,629

Beverages 0.7%
Anheuser-Busch Cos. LLC,
3.65%, 2/1/2026	250,000	267,708
4.70%, 2/1/2036	350,000	406,391
4.90%, 2/1/2046	215,000	257,906
Anheuser-Busch InBev Worldwide, Inc.,
4.00%, 4/13/2028	100,000	110,386
4.75%, 1/23/2029	100,000	116,221
4.38%, 4/15/2038	100,000	111,703
4.60%, 4/15/2048	150,000	171,164
4.44%, 10/6/2048	130,000	145,920
5.55%, 1/23/2049	350,000	462,213
4.75%, 4/15/2058	150,000	176,406
5.80%, 1/23/2059	50,000	67,371
Coca-Cola Co. (The),
3.15%, 11/15/2020	200,000	202,731
3.20%, 11/1/2023	150,000	158,088
1.75%, 9/6/2024	250,000	248,705
2.90%, 5/25/2027	100,000	105,501
Constellation Brands, Inc., 3.50%, 5/9/2027	400,000	420,974
Diageo Investment Corp.,
2.88%, 5/11/2022	500,000	511,677
Keurig Dr Pepper, Inc.,
3.20%, 11/15/2021	250,000	253,698
5.09%, 5/25/2048	175,000	210,379
Molson Coors Brewing Co.,
3.50%, 5/1/2022	100,000	102,973
3.00%, 7/15/2026	95,000	95,892
5.00%, 5/1/2042	150,000	163,305
PepsiCo, Inc.,
3.13%, 11/1/2020	200,000	202,686
3.60%, 3/1/2024	250,000	267,104
2.85%, 2/24/2026	175,000	182,982
3.45%, 10/6/2046	250,000	271,908
2.88%, 10/15/2049	100,000	97,570

		5,789,562

Biotechnology 0.5%
AbbVie, Inc.,
2.90%, 11/6/2022	500,000	509,673
3.20%, 5/14/2026	185,000	189,457

Corporate Bonds (continued)

	Principal Amount	Value

Biotechnology (continued)
AbbVie, Inc., (continued)
4.50%, 5/14/2035	$135,000	$146,500
4.30%, 5/14/2036	100,000	106,208
4.40%, 11/6/2042	75,000	77,711
4.88%, 11/14/2048	150,000	165,610
Amgen, Inc.,
2.70%, 5/1/2022	500,000	508,540
4.56%, 6/15/2048	187,000	214,938
4.66%, 6/15/2051	279,000	326,184
Baxalta, Inc., 4.00%, 6/23/2025	30,000	32,234
Biogen, Inc.,
3.63%, 9/15/2022	250,000	261,272
4.05%, 9/15/2025	95,000	104,119
Celgene Corp.,
3.25%, 8/15/2022	200,000	206,314
4.63%, 5/15/2044	150,000	181,120
5.00%, 8/15/2045	250,000	318,340
Gilead Sciences, Inc.,
4.50%, 4/1/2021	100,000	103,247
3.70%, 4/1/2024	150,000	159,489
3.65%, 3/1/2026	75,000	80,647
4.50%, 2/1/2045	250,000	287,492
4.75%, 3/1/2046	150,000	179,547

		4,158,642

Building Products 0.1%
Allegion plc, 3.50%, 10/1/2029	100,000	103,107
Fortune Brands Home & Security, Inc.,
3.25%, 9/15/2029	150,000	152,144
Johnson Controls International plc,
3.90%, 2/14/2026	46,000	49,164
4.50%, 2/15/2047	100,000	108,582
Masco Corp., 3.50%, 11/15/2027	100,000	102,932
Owens Corning,
4.30%, 7/15/2047	150,000	138,439

		654,368

Capital Markets 1.2%
Ameriprise Financial, Inc., 4.00%, 10/15/2023	250,000	267,055
Bank of New York Mellon Corp. (The),
2.95%, 1/29/2023	100,000	103,208
Series G, 3.00%, 2/24/2025	105,000	110,022
3.30%, 8/23/2029	250,000	264,844
Brookfield Finance, Inc., 4.25%, 6/2/2026	250,000	270,403
Charles Schwab Corp. (The),
4.00%, 2/1/2029	250,000	278,885
CME Group, Inc., 3.00%, 3/15/2025	250,000	262,835
Credit Suisse USA, Inc.,
7.13%, 7/15/2032	195,000	282,112
Deutsche Bank AG,
Series D, 5.00%, 2/14/2022	250,000	260,891
4.10%, 1/13/2026	100,000	101,560
Franklin Resources, Inc., 2.80%, 9/15/2022	250,000	255,204
Goldman Sachs Group, Inc. (The),
5.75%, 1/24/2022	250,000	269,402

13

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Capital Markets (continued)
Goldman Sachs Group, Inc. (The), (continued)
3.20%, 2/23/2023	$500,000	$515,622
(ICE LIBOR USD 3 Month + 0.99%), 2.90%, 7/24/2023 (c)	500,000	507,667
3.63%, 2/20/2024	250,000	262,800
4.00%, 3/3/2024	250,000	267,329
3.75%, 2/25/2026	315,000	335,111
(ICE LIBOR USD 3 Month + 1.30%), 4.22%, 5/1/2029 (c)	200,000	218,571
6.75%, 10/1/2037	100,000	136,068
(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (c)	250,000	269,915
(ICE LIBOR USD 3 Month + 1.43%), 4.41%, 4/23/2039 (c)	250,000	282,385
6.25%, 2/1/2041	250,000	350,247
Intercontinental Exchange, Inc.,
3.45%, 9/21/2023	100,000	105,250
3.75%, 12/1/2025	80,000	86,647
Jefferies Group LLC,
6.88%, 4/15/2021	250,000	265,454
4.15%, 1/23/2030	100,000	101,139
Moody’s Corp., 4.50%, 9/1/2022	100,000	106,218
Morgan Stanley,
5.50%, 7/28/2021	150,000	158,704
2.75%, 5/19/2022	350,000	355,406
4.10%, 5/22/2023	350,000	370,617
4.00%, 7/23/2025	155,000	168,098
3.88%, 1/27/2026	250,000	270,023
3.13%, 7/27/2026	250,000	259,622
4.35%, 9/8/2026	250,000	272,283
3.63%, 1/20/2027	250,000	266,594
3.95%, 4/23/2027	250,000	266,321
7.25%, 4/1/2032	226,000	323,163
(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (c)	100,000	116,068
4.38%, 1/22/2047	250,000	294,888
Northern Trust Corp.,
3.38%, 8/23/2021	50,000	51,260
3.65%, 8/3/2028	50,000	55,039
S&P Global, Inc., 4.40%, 2/15/2026	250,000	280,087
State Street Corp.,
4.38%, 3/7/2021	300,000	309,785
3.30%, 12/16/2024	155,000	163,861
TD Ameritrade Holding Corp.,
2.95%, 4/1/2022	250,000	255,530

		10,774,193

Chemicals 0.4%
Cabot Corp., 4.00%, 7/1/2029	100,000	105,202
Dow Chemical Co. (The),
4.13%, 11/15/2021	150,000	155,447
3.50%, 10/1/2024	250,000	262,395
4.25%, 10/1/2034	100,000	107,447
4.38%, 11/15/2042	150,000	157,199
DuPont de Nemours, Inc.,
4.73%, 11/15/2028	500,000	570,119
Eastman Chemical Co., 3.60%, 8/15/2022	250,000	258,297

Corporate Bonds (continued)

	Principal Amount	Value

Chemicals (continued)
Ecolab, Inc.,
4.35%, 12/8/2021	$81,000	$85,123
3.25%, 1/14/2023	250,000	259,621
Lubrizol Corp. (The), 6.50%, 10/1/2034	103,000	146,207
LyondellBasell Industries NV,
6.00%, 11/15/2021	400,000	427,003
4.63%, 2/26/2055	100,000	104,607
Mosaic Co. (The), 5.45%, 11/15/2033	150,000	172,106
Nutrien Ltd.,
3.15%, 10/1/2022	50,000	51,289
5.88%, 12/1/2036	125,000	151,310
6.13%, 1/15/2041	100,000	124,233
PPG Industries, Inc., 2.80%, 8/15/2029	100,000	100,482
Praxair, Inc.,
4.05%, 3/15/2021	150,000	154,537
3.20%, 1/30/2026	250,000	264,843
Sherwin-Williams Co. (The),
4.50%, 6/1/2047	150,000	168,253

		3,825,720

Commercial Services & Supplies 0.1%
Cintas Corp. No. 2, 4.30%, 6/1/2021	100,000	103,319
Republic Services, Inc.,
5.25%, 11/15/2021	350,000	372,820
3.20%, 3/15/2025	100,000	104,577
Waste Management, Inc.,
2.90%, 9/15/2022	300,000	308,410
3.90%, 3/1/2035	90,000	100,033

		989,159

Communications Equipment 0.1%
Cisco Systems, Inc.,
2.50%, 9/20/2026	250,000	257,474
5.50%, 1/15/2040	250,000	343,903
Motorola Solutions, Inc.,
4.00%, 9/1/2024	150,000	159,031

		760,408

Construction Materials 0.0%†
Vulcan Materials Co.,
3.90%, 4/1/2027	100,000	106,251

Consumer Finance 0.9%
AerCap Ireland Capital DAC, 3.65%, 7/21/2027	250,000	257,619
Ally Financial, Inc.,
3.88%, 5/21/2024	250,000	261,100
American Express Co.,
2.50%, 8/1/2022	1,000,000	1,012,580
3.63%, 12/5/2024	150,000	159,471
American Honda Finance Corp.,
2.20%, 6/27/2022	250,000	252,750
3.45%, 7/14/2023	100,000	105,374
Capital One Financial Corp.,
3.50%, 6/15/2023	350,000	364,715
3.75%, 4/24/2024	100,000	105,674
3.30%, 10/30/2024	100,000	104,114
3.75%, 3/9/2027	250,000	265,560

14

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Consumer Finance (continued)
Caterpillar Financial Services Corp., 2.75%, 8/20/2021	$500,000	$506,952
Discover Financial Services,
4.50%, 1/30/2026	100,000	109,828
Ford Motor Credit Co. LLC,
3.34%, 3/18/2021	250,000	251,428
5.88%, 8/2/2021	250,000	262,279
3.35%, 11/1/2022	200,000	200,596
3.66%, 9/8/2024	250,000	247,294
4.54%, 8/1/2026	200,000	201,456
General Motors Financial Co., Inc.,
4.38%, 9/25/2021	100,000	103,658
4.15%, 6/19/2023	500,000	520,208
5.25%, 3/1/2026	350,000	379,830
4.00%, 10/6/2026	250,000	255,276
John Deere Capital Corp.,
2.65%, 1/6/2022	140,000	142,543
2.70%, 1/6/2023	200,000	204,865
2.25%, 9/14/2026	250,000	250,608
Synchrony Financial, 4.50%, 7/23/2025	190,000	205,072
Toyota Motor Credit Corp.,
2.95%, 4/13/2021	200,000	203,137
3.65%, 1/8/2029	500,000	555,082

		7,489,069

Containers & Packaging 0.0%†
International Paper Co., 4.80%, 6/15/2044	250,000	271,204
WRKCo, Inc.,
4.20%, 6/1/2032	100,000	110,987

		382,191

Diversified Consumer Services 0.1%
Massachusetts Institute of Technology, 4.68%, 7/1/2114	200,000	271,912
Northwestern University,
Series 2017, 3.66%, 12/1/2057	12,000	13,846
President & Fellows of Harvard College,
3.15%, 7/15/2046	50,000	53,347
3.30%, 7/15/2056	100,000	108,961
Princeton University, 5.70%, 3/1/2039	200,000	284,481
University of Notre Dame du Lac,
Series 2017, 3.39%, 2/15/2048	30,000	32,851

		765,398

Diversified Financial Services 0.3%
AXA Equitable Holdings, Inc.,
7.00%, 4/1/2028	92,000	114,430
5.00%, 4/20/2048	50,000	53,910
Berkshire Hathaway, Inc., 2.75%, 3/15/2023	200,000	206,009
GE Capital International Funding Co. Unlimited Co.,
2.34%, 11/15/2020	206,000	205,871
4.42%, 11/15/2035	382,000	403,181
National Rural Utilities Cooperative Finance Corp.,
3.40%, 2/7/2028	50,000	53,825
8.00%, 3/1/2032	61,000	91,569

Corporate Bonds (continued)

	Principal Amount	Value

Diversified Financial Services (continued)
Shell International Finance BV,
1.88%, 5/10/2021	$250,000	$250,330
4.13%, 5/11/2035	150,000	172,723
6.38%, 12/15/2038	250,000	364,046
4.00%, 5/10/2046	150,000	171,568
3.75%, 9/12/2046	150,000	167,078
Voya Financial, Inc.,
3.65%, 6/15/2026	100,000	105,460

		2,360,000

Diversified Telecommunication Services 1.1%
AT&T, Inc.,
3.80%, 3/15/2022	500,000	520,043
3.95%, 1/15/2025	350,000	375,002
3.60%, 7/15/2025	250,000	263,531
4.13%, 2/17/2026	250,000	271,884
2.95%, 7/15/2026	250,000	254,806
4.25%, 3/1/2027	250,000	274,576
4.50%, 5/15/2035	310,000	341,975
5.25%, 3/1/2037	250,000	294,241
5.35%, 9/1/2040	175,000	207,292
4.30%, 12/15/2042	267,000	282,615
4.65%, 6/1/2044	150,000	163,163
4.80%, 6/15/2044	150,000	167,039
4.75%, 5/15/2046	250,000	277,560
5.45%, 3/1/2047	200,000	241,665
4.50%, 3/9/2048	160,000	171,119
4.55%, 3/9/2049	100,000	107,598
British Telecommunications plc, 9.63%, 12/15/2030 (d)	191,000	293,079
Deutsche Telekom International Finance BV,
8.75%, 6/15/2030 (d)	106,000	156,674
Orange SA,
9.00%, 3/1/2031 (d)	133,000	207,584
5.50%, 2/6/2044	100,000	132,236
Telefonica Emisiones SA,
5.46%, 2/16/2021	150,000	156,487
4.57%, 4/27/2023	200,000	216,207
4.10%, 3/8/2027	350,000	380,894
4.90%, 3/6/2048	150,000	167,892
5.52%, 3/1/2049	150,000	182,572
TELUS Corp., 4.30%, 6/15/2049	100,000	113,501
Verizon Communications, Inc.,
3.50%, 11/1/2024	400,000	424,959
4.13%, 3/16/2027	250,000	278,789
4.33%, 9/21/2028	254,000	289,241
4.02%, 12/3/2029	500,000	559,646
4.40%, 11/1/2034	300,000	346,321
4.81%, 3/15/2039	269,000	327,120
3.85%, 11/1/2042	250,000	268,110
6.55%, 9/15/2043	250,000	372,360
4.52%, 9/15/2048	250,000	297,404
5.01%, 4/15/2049	95,000	122,667

		9,507,852

Electric Utilities 1.3%
Appalachian Power Co.,
Series Y, 4.50%, 3/1/2049	250,000	302,317
Arizona Public Service Co., 4.20%, 8/15/2048	50,000	57,754

15

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Electric Utilities (continued)
Baltimore Gas & Electric Co.,
3.20%, 9/15/2049	$45,000	$44,720
CenterPoint Energy Houston Electric LLC, 3.95%, 3/1/2048	150,000	173,869
Cleco Corporate Holdings LLC,
3.38%, 9/15/2029 (b)	100,000	99,847
Cleveland Electric Illuminating Co. (The), 5.50%, 8/15/2024	200,000	231,512
Connecticut Light & Power Co. (The),
Series A, 3.20%, 3/15/2027	100,000	106,256
4.00%, 4/1/2048	100,000	117,558
Dominion Energy South Carolina, Inc., 6.05%, 1/15/2038	200,000	273,328
DTE Electric Co.,
3.65%, 3/15/2024	250,000	265,658
3.70%, 3/15/2045	80,000	88,818
Duke Energy Corp.,
3.05%, 8/15/2022	200,000	205,344
3.75%, 4/15/2024	150,000	159,385
3.75%, 9/1/2046	250,000	258,772
4.20%, 6/15/2049	150,000	167,065
Duke Energy Florida LLC, 4.20%, 7/15/2048	50,000	57,823
Duke Energy Indiana LLC,
3.75%, 5/15/2046	250,000	268,559
Duke Energy Ohio, Inc.,
Series A, 5.40%, 6/15/2033	51,000	63,038
3.70%, 6/15/2046	100,000	108,112
Emera US Finance LP, 3.55%, 6/15/2026	250,000	262,577
Entergy Arkansas LLC,
3.50%, 4/1/2026	100,000	106,392
4.20%, 4/1/2049	150,000	177,539
Entergy Corp., 4.00%, 7/15/2022	200,000	209,217
Evergy Metro, Inc.,
3.65%, 8/15/2025	100,000	106,934
Series 2019, 4.13%, 4/1/2049	150,000	173,236
Evergy, Inc.,
4.85%, 6/1/2021	100,000	103,608
2.90%, 9/15/2029	100,000	100,554
Eversource Energy,
Series H, 3.15%, 1/15/2025	125,000	129,999
Exelon Corp.,
3.50%, 6/1/2022 (d)	250,000	257,263
5.63%, 6/15/2035	250,000	312,464
FirstEnergy Corp.,
Series B, 4.25%, 3/15/2023	500,000	529,859
Florida Power & Light Co.,
5.65%, 2/1/2037	200,000	269,722
4.05%, 10/1/2044	100,000	116,245
4.13%, 6/1/2048	150,000	179,041
Georgia Power Co.,
Series A, 2.20%, 9/15/2024	250,000	249,640
4.30%, 3/15/2042	100,000	109,843
Hydro-Quebec,
8.40%, 1/15/2022	153,000	173,999
Series GF, 8.88%, 3/1/2026	109,000	151,651
Iberdrola International BV, 5.81%, 3/15/2025	82,000	94,745

Corporate Bonds (continued)

	Principal Amount	Value

Electric Utilities (continued)
MidAmerican Energy Co.,
5.80%, 10/15/2036	$200,000	$267,807
Nevada Power Co., 5.45%, 5/15/2041	100,000	126,204
Northern States Power Co.,
4.00%, 8/15/2045	85,000	96,975
Ohio Power Co., 4.15%, 4/1/2048	150,000	175,747
Oncor Electric Delivery Co. LLC,
5.30%, 6/1/2042	150,000	199,395
PacifiCorp, 5.25%, 6/15/2035	123,000	152,985
PPL Capital Funding, Inc.,
5.00%, 3/15/2044	250,000	294,487
Progress Energy, Inc., 7.75%, 3/1/2031	164,000	234,508
Public Service Co. of Colorado,
3.60%, 9/15/2042	100,000	108,102
Public Service Electric & Gas Co., 3.95%, 5/1/2042	200,000	228,990
Southern California Edison Co.,
Series B, 2.40%, 2/1/2022	250,000	250,004
6.00%, 1/15/2034	123,000	150,371
4.00%, 4/1/2047	250,000	262,813
Southern Co. (The),
3.25%, 7/1/2026	210,000	219,214
4.40%, 7/1/2046	250,000	281,890
Union Electric Co., 3.25%, 10/1/2049	100,000	102,122
Virginia Electric & Power Co.,
Series B, 4.20%, 5/15/2045	120,000	138,026
Wisconsin Electric Power Co.,
2.95%, 9/15/2021	250,000	253,917
5.63%, 5/15/2033	41,000	54,124
Wisconsin Power & Light Co., 3.00%, 7/1/2029	250,000	261,003
Xcel Energy, Inc.,
6.50%, 7/1/2036	123,000	167,429

		10,890,376

Electrical Equipment 0.1%
ABB Finance USA, Inc., 4.38%, 5/8/2042	100,000	121,366
Eaton Corp.,
2.75%, 11/2/2022	250,000	255,463
4.00%, 11/2/2032	150,000	172,542

		549,371

Electronic Equipment, Instruments & Components 0.1%
Amphenol Corp., 2.80%, 2/15/2030	100,000	98,574
Arrow Electronics, Inc.,
4.50%, 3/1/2023	100,000	105,156
Corning, Inc.,
2.90%, 5/15/2022	365,000	370,876
5.35%, 11/15/2048	100,000	130,435
Tyco Electronics Group SA,
3.50%, 2/3/2022	150,000	154,496

		859,537

16

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Energy Equipment & Services 0.1%
Baker Hughes a GE Co. LLC,
3.20%, 8/15/2021	$250,000	$255,742
3.34%, 12/15/2027	145,000	149,393
Halliburton Co.,
3.80%, 11/15/2025	100,000	105,343
6.70%, 9/15/2038	100,000	131,216
5.00%, 11/15/2045	100,000	110,225
National Oilwell Varco, Inc.,
3.95%, 12/1/2042	100,000	92,644

		844,563

Entertainment 0.2%
NBCUniversal Media LLC, 5.95%, 4/1/2041	100,000	137,844
TWDC Enterprises 18 Corp.,
3.00%, 2/13/2026	50,000	52,815
3.70%, 12/1/2042	100,000	111,526
3.00%, 7/30/2046	60,000	59,995
Viacom, Inc., 4.38%, 3/15/2043	200,000	206,256
Walt Disney Co. (The),
3.70%, 9/15/2024 (b)	100,000	107,308
3.70%, 10/15/2025 (b)	100,000	108,761
7.28%, 6/30/2028 (b)	53,000	71,032
2.00%, 9/1/2029	100,000	97,494
6.55%, 3/15/2033 (b)	450,000	640,404

		1,593,435

Equity Real Estate Investment Trusts (REITs) 0.7%
Alexandria Real Estate Equities, Inc., 4.00%, 2/1/2050	100,000	109,893
American Tower Corp.,
4.40%, 2/15/2026	25,000	27,399
3.95%, 3/15/2029	250,000	269,206
AvalonBay Communities, Inc., 3.45%, 6/1/2025	100,000	106,485
Boston Properties LP,
2.75%, 10/1/2026	150,000	152,359
2.90%, 3/15/2030	100,000	100,440
Camden Property Trust, 3.35%, 11/1/2049	100,000	101,298
Crown Castle International Corp.,
3.70%, 6/15/2026	280,000	296,983
4.00%, 11/15/2049	60,000	62,665
CubeSmart LP, 3.00%, 2/15/2030	100,000	99,864
Duke Realty LP,
3.88%, 10/15/2022	250,000	261,323
ERP Operating LP,
2.85%, 11/1/2026	250,000	257,652
3.00%, 7/1/2029	100,000	103,627
2.50%, 2/15/2030	150,000	149,517
Essex Portfolio LP, 3.00%, 1/15/2030	150,000	152,435
GLP Capital LP,
5.38%, 11/1/2023	50,000	54,310
5.30%, 1/15/2029	50,000	55,280
HCP, Inc., 3.40%, 2/1/2025	300,000	315,123
Healthcare Trust of America Holdings LP,
3.10%, 2/15/2030	100,000	100,064

Corporate Bonds (continued)

	Principal Amount	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Highwoods Realty LP, 3.05%, 2/15/2030	$100,000	$98,595
Host Hotels & Resorts LP,
Series D, 3.75%, 10/15/2023	100,000	104,301
Series E, 4.00%, 6/15/2025	190,000	202,359
Series H, 3.38%, 12/15/2029	50,000	50,100
Kilroy Realty LP, 3.05%, 2/15/2030	100,000	99,388
Kimco Realty Corp.,
4.45%, 9/1/2047	100,000	111,111
Omega Healthcare Investors, Inc., 4.50%, 4/1/2027	250,000	269,960
Realty Income Corp.,
4.65%, 8/1/2023	250,000	271,817
3.25%, 6/15/2029	150,000	158,039
Regency Centers LP, 4.65%, 3/15/2049	100,000	119,888
Sabra Health Care LP,
3.90%, 10/15/2029	100,000	99,250
Service Properties Trust, 4.38%, 2/15/2030	100,000	96,508
Simon Property Group LP,
2.45%, 9/13/2029	100,000	98,818
4.75%, 3/15/2042	250,000	305,418
Spirit Realty LP, 4.00%, 7/15/2029	85,000	89,848
UDR, Inc.,
3.20%, 1/15/2030	150,000	154,762
Ventas Realty LP, 4.88%, 4/15/2049	150,000	179,714
Welltower, Inc.,
4.13%, 3/15/2029	250,000	273,604
Weyerhaeuser Co., 7.38%, 3/15/2032	100,000	139,781
WP Carey, Inc.,
3.85%, 7/15/2029	50,000	53,244

		5,752,428

Food & Staples Retailing 0.4%
Costco Wholesale Corp.,
2.25%, 2/15/2022	85,000	86,122
2.75%, 5/18/2024	200,000	207,618
Kroger Co. (The),
4.00%, 2/1/2024	100,000	106,904
7.50%, 4/1/2031	178,000	247,596
5.40%, 1/15/2049	100,000	118,687
Sysco Corp.,
3.75%, 10/1/2025	75,000	81,069
3.30%, 7/15/2026	130,000	137,234
Walgreen Co., 3.10%, 9/15/2022	150,000	154,749
Walgreens Boots Alliance, Inc.,
3.45%, 6/1/2026	305,000	316,195
4.50%, 11/18/2034	155,000	166,758
Walmart, Inc.,
3.40%, 6/26/2023	500,000	528,295
3.55%, 6/26/2025	100,000	108,469
7.55%, 2/15/2030	82,000	119,995
5.25%, 9/1/2035	92,000	121,296
6.20%, 4/15/2038	198,000	293,784
4.05%, 6/29/2048	250,000	298,468

		3,093,239

17

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Food Products 0.4%
Archer-Daniels-Midland Co., 2.50%, 8/11/2026	$250,000	$253,614
Campbell Soup Co.,
4.25%, 4/15/2021	100,000	102,924
4.15%, 3/15/2028	150,000	161,786
4.80%, 3/15/2048	50,000	56,755
Conagra Brands, Inc.,
4.60%, 11/1/2025	100,000	110,964
7.00%, 10/1/2028	154,000	194,973
5.40%, 11/1/2048	100,000	118,477
General Mills, Inc.,
3.15%, 12/15/2021	200,000	204,438
4.70%, 4/17/2048	150,000	176,739
Hershey Co. (The), 2.45%, 11/15/2029	150,000	151,761
JM Smucker Co. (The),
4.25%, 3/15/2035	100,000	108,035
Kellogg Co.,
3.25%, 4/1/2026	40,000	41,721
4.30%, 5/15/2028	250,000	278,700
Kraft Heinz Foods Co.,
3.00%, 6/1/2026	60,000	59,776
6.88%, 1/26/2039	70,000	86,934
5.20%, 7/15/2045	150,000	159,457
4.38%, 6/1/2046	250,000	244,259
Mead Johnson Nutrition Co., 4.13%, 11/15/2025	110,000	120,777
Tyson Foods, Inc.,
4.50%, 6/15/2022	250,000	264,733
4.35%, 3/1/2029	250,000	285,181
4.55%, 6/2/2047	50,000	57,211
Unilever Capital Corp., 2.00%, 7/28/2026	250,000	247,220
5.90%, 11/15/2032	50,000	68,043

		3,554,478

Gas Utilities 0.1%
Atmos Energy Corp., 4.13%, 10/15/2044	100,000	116,237
CenterPoint Energy Resources Corp.,
4.50%, 1/15/2021	212,000	216,955
Dominion Energy Gas Holdings LLC, 2.80%, 11/15/2020	335,000	337,604
National Fuel Gas Co.,
3.75%, 3/1/2023	250,000	256,917
Washington Gas Light Co.,
3.65%, 9/15/2049	50,000	51,610

		979,323

Health Care Equipment & Supplies 0.3%
Abbott Laboratories,
3.88%, 9/15/2025	45,000	49,251
3.75%, 11/30/2026	226,000	247,616
5.30%, 5/27/2040	250,000	323,102
Baxter International, Inc., 2.60%, 8/15/2026	100,000	101,190
Becton Dickinson and Co.,
3.13%, 11/8/2021	250,000	255,099
3.30%, 3/1/2023	250,000	256,527
4.67%, 6/6/2047	100,000	120,276

Corporate Bonds (continued)

	Principal Amount	Value

Health Care Equipment & Supplies (continued)
Boston Scientific Corp., 4.70%, 3/1/2049	$150,000	$182,356
DH Europe Finance II Sarl,
2.60%, 11/15/2029	45,000	45,464
Koninklijke Philips NV, 5.00%, 3/15/2042	100,000	120,643
Medtronic, Inc.,
3.15%, 3/15/2022	135,000	139,265
4.38%, 3/15/2035	175,000	208,838
4.63%, 3/15/2045	150,000	192,638
Stryker Corp.,
3.38%, 11/1/2025	80,000	85,203
3.50%, 3/15/2026	35,000	37,314
4.63%, 3/15/2046	150,000	183,389
Zimmer Biomet Holdings, Inc.,
3.38%, 11/30/2021	150,000	153,410
4.25%, 8/15/2035	48,000	48,340

		2,749,921

Health Care Providers & Services 1.0%
Advocate Health & Hospitals Corp., 4.27%, 8/15/2048	21,000	25,010
Aetna, Inc.,
6.63%, 6/15/2036	100,000	131,338
3.88%, 8/15/2047	100,000	96,840
AmerisourceBergen Corp., 4.25%, 3/1/2045	100,000	103,208
Anthem, Inc.,
3.50%, 8/15/2024	250,000	262,960
4.65%, 8/15/2044	250,000	275,374
Cardinal Health, Inc.,
3.20%, 6/15/2022	200,000	204,633
3.75%, 9/15/2025	170,000	178,861
Cigna Corp.,
3.40%, 9/17/2021	100,000	102,418
3.90%, 2/15/2022 (b)	250,000	259,354
3.25%, 4/15/2025 (b)	250,000	257,443
4.50%, 2/25/2026 (b)	100,000	108,868
3.05%, 10/15/2027 (b)	100,000	100,684
4.38%, 10/15/2028	200,000	219,653
4.80%, 7/15/2046 (b)	150,000	167,291
4.90%, 12/15/2048	150,000	174,222
CommonSpirit Health,
4.35%, 11/1/2042	50,000	52,742
4.19%, 10/1/2049	25,000	25,611
CVS Health Corp.,
3.50%, 7/20/2022	500,000	517,222
3.70%, 3/9/2023	250,000	260,652
4.10%, 3/25/2025	250,000	268,574
4.30%, 3/25/2028	500,000	543,818
4.88%, 7/20/2035	100,000	113,685
4.78%, 3/25/2038	250,000	277,479
5.05%, 3/25/2048	350,000	403,421
Duke University Health System, Inc.,
Series 2017, 3.92%, 6/1/2047	138,000	156,658
HCA, Inc.,
5.00%, 3/15/2024	200,000	217,962
4.50%, 2/15/2027	250,000	270,421
5.13%, 6/15/2039	30,000	32,948
5.25%, 6/15/2049	100,000	110,663

18

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Health Care Providers & Services (continued)
Humana, Inc.,
3.15%, 12/1/2022	$250,000	$256,560
2.90%, 12/15/2022	250,000	254,719
3.95%, 8/15/2049	100,000	102,565
Kaiser Foundation Hospitals, 4.15%, 5/1/2047	150,000	176,281
Laboratory Corp. of America Holdings,
3.75%, 8/23/2022	200,000	207,474
McKesson Corp., 3.95%, 2/16/2028	100,000	106,233
Northwell Healthcare, Inc.,
4.26%, 11/1/2047	20,000	22,131
Providence St Joseph Health Obligated Group,
Series A, 3.93%, 10/1/2048	15,000	16,954
Quest Diagnostics, Inc., 4.20%, 6/30/2029	50,000	55,311
Stanford Health Care,
Series 2018, 3.80%, 11/15/2048	12,000	13,584
Sutter Health,
Series 2018, 4.09%, 8/15/2048	36,000	41,023
UnitedHealth Group, Inc.,
2.88%, 12/15/2021	500,000	510,861
3.70%, 12/15/2025	250,000	271,157
3.38%, 4/15/2027	250,000	266,604
4.63%, 7/15/2035	25,000	30,283
5.80%, 3/15/2036	200,000	265,808
4.45%, 12/15/2048	250,000	295,048
3.88%, 8/15/2059	150,000	158,758

		8,971,367

Hotels, Restaurants & Leisure 0.2%
Hyatt Hotels Corp., 5.38%, 8/15/2021	100,000	104,400
Marriott International, Inc.,
Series N, 3.13%, 10/15/2021	250,000	254,491
McDonald’s Corp.,
3.70%, 1/30/2026	250,000	269,931
4.88%, 7/15/2040	50,000	59,868
4.88%, 12/9/2045	250,000	302,675
Sands China Ltd., 5.40%, 8/8/2028	200,000	226,278
Starbucks Corp.,
3.80%, 8/15/2025	100,000	108,738
4.00%, 11/15/2028	250,000	280,456

		1,606,837

Household Durables 0.1%
DR Horton, Inc., 2.50%, 10/15/2024	85,000	85,104
Newell Brands, Inc.,
4.20%, 4/1/2026	280,000	292,641
Whirlpool Corp.,
3.70%, 5/1/2025	100,000	105,531

		483,276

Household Products 0.1%
Colgate-Palmolive Co., 2.45%, 11/15/2021	100,000	101,452

Corporate Bonds (continued)

	Principal Amount	Value

Household Products (continued)
Kimberly-Clark Corp.,
3.20%, 7/30/2046	$210,000	$212,958
Procter & Gamble Co. (The),
3.50%, 10/25/2047	100,000	114,384

		428,794

Independent Power and Renewable Electricity Producers 0.1%
Exelon Generation Co. LLC,
5.75%, 10/1/2041	150,000	176,317
5.60%, 6/15/2042	200,000	234,186
Oglethorpe Power Corp., 5.05%, 10/1/2048	75,000	90,779
Southern Power Co.,
4.15%, 12/1/2025	250,000	273,461

		774,743

Industrial Conglomerates 0.3%
3M Co.,
3.00%, 8/7/2025	250,000	263,479
3.38%, 3/1/2029	250,000	269,791
5.70%, 3/15/2037	50,000	67,374
3.25%, 8/26/2049	25,000	25,299
General Electric Co.,
5.30%, 2/11/2021	72,000	74,610
3.15%, 9/7/2022	200,000	203,819
2.70%, 10/9/2022	250,000	251,617
3.38%, 3/11/2024	150,000	154,919
6.75%, 3/15/2032	106,000	135,022
6.15%, 8/7/2037	144,000	177,084
6.88%, 1/10/2039	100,000	132,391
Honeywell International, Inc., 1.85%, 11/1/2021	500,000	500,991
Ingersoll-Rand Global Holding Co. Ltd.,
5.75%, 6/15/2043	50,000	64,096
Ingersoll-Rand Luxembourg Finance SA,
3.55%, 11/1/2024	250,000	262,608

		2,583,100

Insurance 0.9%
Aflac, Inc., 3.63%, 11/15/2024	250,000	267,415
Alleghany Corp.,
4.95%, 6/27/2022	250,000	267,704
Allstate Corp. (The),
(ICE LIBOR USD 3 Month + 2.12%), 6.50%, 5/15/2057 (c)	145,000	179,061
American International Group, Inc.,
3.30%, 3/1/2021	445,000	452,232
4.25%, 3/15/2029	250,000	277,560
4.80%, 7/10/2045	100,000	117,255
4.75%, 4/1/2048	150,000	176,788
Aon plc, 3.88%, 12/15/2025	100,000	108,171
Arch Capital Finance LLC,
4.01%, 12/15/2026	250,000	275,492
Berkshire Hathaway Finance Corp., 4.40%, 5/15/2042	150,000	178,592
4.25%, 1/15/2049	100,000	119,217
Brighthouse Financial, Inc., 3.70%, 6/22/2027	250,000	245,599

19

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Insurance (continued)
Chubb INA Holdings, Inc.,
2.70%, 3/13/2023	$250,000	$255,378
3.35%, 5/3/2026	45,000	48,383
4.35%, 11/3/2045	250,000	307,564
CNA Financial Corp., 5.75%, 8/15/2021	250,000	265,875
Hartford Financial Services Group, Inc. (The),
6.10%, 10/1/2041	100,000	135,874
Loews Corp., 4.13%, 5/15/2043	100,000	109,430
Manulife Financial Corp.,
4.15%, 3/4/2026	100,000	111,512
Markel Corp.,
3.35%, 9/17/2029	100,000	102,152
5.00%, 5/20/2049	100,000	116,125
Marsh & McLennan Cos., Inc.,
4.80%, 7/15/2021	300,000	311,386
4.90%, 3/15/2049	150,000	188,558
MetLife, Inc.,
3.05%, 12/15/2022 (d)	250,000	258,255
5.70%, 6/15/2035	86,000	115,917
6.40%, 12/15/2036	200,000	242,922
4.60%, 5/13/2046	85,000	104,715
Nationwide Financial Services, Inc., 6.75%, 5/15/2037 (e)	75,000	87,192
Principal Financial Group, Inc.,
3.30%, 9/15/2022	250,000	258,122
Progressive Corp. (The),
3.75%, 8/23/2021	150,000	155,120
6.25%, 12/1/2032	113,000	157,497
Prudential Financial, Inc.,
6.63%, 6/21/2040	100,000	144,405
(ICE LIBOR USD 3 Month + 3.92%), 5.63%, 6/15/2043 (c)	150,000	162,375
3.91%, 12/7/2047	130,000	140,293
Reinsurance Group of America, Inc., 5.00%, 6/1/2021	100,000	104,393
Travelers Cos., Inc. (The),
4.00%, 5/30/2047	150,000	173,210
Travelers Property Casualty Corp., 6.38%, 3/15/2033	133,000	186,764
Unum Group,
4.00%, 6/15/2029	250,000	262,797
Willis North America, Inc., 2.95%, 9/15/2029	30,000	29,852
Willis Towers Watson plc,
5.75%, 3/15/2021	100,000	104,697
XLIT Ltd.,
4.45%, 3/31/2025	150,000	163,699

		7,469,548

Interactive Media & Services 0.0%†
Alphabet, Inc., 3.63%, 5/19/2021	100,000	102,865
Baidu, Inc.,
4.38%, 5/14/2024	200,000	212,631

		315,496

Corporate Bonds (continued)

	Principal Amount	Value

Internet & Direct Marketing Retail 0.2%
Alibaba Group Holding Ltd.,
3.13%, 11/28/2021	$200,000	$203,584
4.20%, 12/6/2047	250,000	282,776
Amazon.com, Inc.,
3.30%, 12/5/2021	250,000	257,542
2.80%, 8/22/2024	150,000	155,995
3.15%, 8/22/2027	250,000	266,730
4.80%, 12/5/2034	100,000	124,842
3.88%, 8/22/2037	100,000	113,706
4.05%, 8/22/2047	200,000	237,749
eBay, Inc., 3.80%, 3/9/2022	140,000	144,730
Expedia Group, Inc.,
3.25%, 2/15/2030 (b)	65,000	65,044
QVC, Inc.,
4.38%, 3/15/2023	100,000	103,873

		1,956,571

IT Services 0.4%
Broadridge Financial Solutions, Inc., 3.40%, 6/27/2026	80,000	83,942
DXC Technology Co.,
4.45%, 9/18/2022	100,000	104,635
Fidelity National Information Services, Inc., 5.00%, 10/15/2025	250,000	285,699
Fiserv, Inc.,
4.75%, 6/15/2021	200,000	208,735
4.40%, 7/1/2049	200,000	223,988
International Business Machines Corp.,
2.90%, 11/1/2021	150,000	153,051
3.45%, 2/19/2026	250,000	267,234
5.88%, 11/29/2032	250,000	330,423
4.25%, 5/15/2049	300,000	341,824
Mastercard, Inc., 3.95%, 2/26/2048	150,000	176,961
PayPal Holdings, Inc.,
2.40%, 10/1/2024	35,000	35,236
2.85%, 10/1/2029	70,000	70,418
Visa, Inc.,
3.15%, 12/14/2025	195,000	208,459
4.15%, 12/14/2035	150,000	180,508
4.30%, 12/14/2045	200,000	247,931
Western Union Co. (The),
6.20%, 11/17/2036	100,000	113,946

		3,032,990

Life Sciences Tools & Services 0.1%
Agilent Technologies, Inc., 2.75%, 9/15/2029	100,000	99,602
Bio-Rad Laboratories, Inc.,
4.88%, 12/15/2020	100,000	102,260
PerkinElmer, Inc., 3.30%, 9/15/2029	50,000	50,410
Thermo Fisher Scientific, Inc.,
3.20%, 8/15/2027	250,000	262,686
2.60%, 10/1/2029	65,000	64,667

		579,625

20

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Machinery 0.2%
Caterpillar, Inc.,
2.60%, 6/26/2022	$250,000	$254,212
6.05%, 8/15/2036	123,000	169,096
3.80%, 8/15/2042	97,000	108,524
Deere & Co., 3.90%, 6/9/2042	100,000	113,970
Dover Corp.,
5.38%, 3/1/2041	50,000	62,329
IDEX Corp., 4.20%, 12/15/2021	200,000	206,284
Illinois Tool Works, Inc.,
4.88%, 9/15/2041	200,000	258,237
Parker-Hannifin Corp., 4.20%, 11/21/2034	250,000	281,225
Stanley Black & Decker, Inc.,
2.90%, 11/1/2022	150,000	154,393

		1,608,270

Media 0.8%
CBS Corp.,
2.50%, 2/15/2023	250,000	251,758
3.70%, 8/15/2024	250,000	262,912
5.50%, 5/15/2033	82,000	99,751
Charter Communications Operating LLC,
3.75%, 2/15/2028	500,000	515,139
5.05%, 3/30/2029	250,000	281,929
6.83%, 10/23/2055	250,000	319,348
Comcast Corp.,
3.45%, 10/1/2021	250,000	257,638
3.00%, 2/1/2024	250,000	259,797
3.15%, 3/1/2026	250,000	263,810
4.25%, 1/15/2033	100,000	115,378
7.05%, 3/15/2033	105,000	150,560
4.20%, 8/15/2034	150,000	173,316
6.50%, 11/15/2035	70,000	98,659
4.60%, 10/15/2038	250,000	297,055
4.00%, 8/15/2047	250,000	276,223
3.97%, 11/1/2047	296,000	324,249
4.70%, 10/15/2048	500,000	615,719
Discovery Communications LLC,
3.45%, 3/15/2025	135,000	139,949
4.90%, 3/11/2026	50,000	55,975
3.95%, 3/20/2028	100,000	105,312
5.00%, 9/20/2037	100,000	108,595
5.30%, 5/15/2049	100,000	112,422
Fox Corp., 5.48%, 1/25/2039 (b)	150,000	184,461
Grupo Televisa SAB,
5.00%, 5/13/2045	250,000	264,749
Omnicom Group, Inc.,
3.63%, 5/1/2022	50,000	51,855
3.60%, 4/15/2026	250,000	263,963
Time Warner Cable LLC,
6.75%, 6/15/2039	150,000	184,210
5.50%, 9/1/2041	100,000	110,262
4.50%, 9/15/2042	250,000	250,208
WPP Finance 2010,
4.75%, 11/21/2021	100,000	104,920
3.75%, 9/19/2024	250,000	262,661

		6,762,783

Corporate Bonds (continued)

	Principal Amount	Value

Metals & Mining 0.2%
ArcelorMittal, 6.75%, 3/1/2041 (d)	$150,000	$178,472
Barrick Gold Corp.,
5.25%, 4/1/2042	200,000	244,367
BHP Billiton Finance USA Ltd.,
6.42%, 3/1/2026	55,000	67,030
5.00%, 9/30/2043	150,000	195,944
Newmont Goldcorp Corp., 5.88%, 4/1/2035	164,000	210,562
Nucor Corp.,
4.00%, 8/1/2023	250,000	265,487
Rio Tinto Alcan, Inc., 5.75%, 6/1/2035	144,000	187,027
Rio Tinto Finance USA plc,
4.13%, 8/21/2042	50,000	57,759
Southern Copper Corp.,
6.75%, 4/16/2040	100,000	129,125
5.88%, 4/23/2045	50,000	60,626
Teck Resources Ltd., 5.20%, 3/1/2042	150,000	148,384
Vale Overseas Ltd.,
6.88%, 11/10/2039	100,000	127,876

		1,872,659

Multiline Retail 0.1%
Dollar Tree, Inc., 3.70%, 5/15/2023	200,000	209,305
Kohl’s Corp.,
3.25%, 2/1/2023	150,000	152,033
Nordstrom, Inc., 4.00%, 10/15/2021	250,000	256,135
Target Corp.,
2.50%, 4/15/2026	250,000	257,197
3.90%, 11/15/2047	100,000	114,529

		989,199

Multi-Utilities 0.5%
Ameren Corp., 3.65%, 2/15/2026	250,000	264,256
Ameren Illinois Co.,
2.70%, 9/1/2022	350,000	356,850
Berkshire Hathaway Energy Co.,
3.50%, 2/1/2025	250,000	265,766
4.45%, 1/15/2049	250,000	299,888
Black Hills Corp., 3.05%, 10/15/2029	125,000	126,341
CenterPoint Energy, Inc.,
2.50%, 9/1/2022	100,000	100,895
CMS Energy Corp., 3.00%, 5/15/2026	250,000	257,232
Consolidated Edison Co. of New York, Inc.,
5.70%, 6/15/2040	150,000	201,047
3.95%, 3/1/2043	250,000	274,612
Consumers Energy Co., 3.75%, 2/15/2050	150,000	169,459
Dominion Energy, Inc.,
4.25%, 6/1/2028	500,000	560,578
Series B, 5.95%, 6/15/2035	174,000	222,921
Series C, 4.90%, 8/1/2041	100,000	118,277

21

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Multi-Utilities (continued)
DTE Energy Co., 2.95%, 3/1/2030	$100,000	$100,510
NiSource, Inc.,
5.95%, 6/15/2041	150,000	189,932
Puget Energy, Inc., 3.65%, 5/15/2025	250,000	260,126
Sempra Energy,
4.05%, 12/1/2023	200,000	211,779
6.00%, 10/15/2039	100,000	127,324
4.00%, 2/1/2048	150,000	157,079
Southern Co. Gas Capital Corp., 4.40%, 6/1/2043	100,000	111,680
WEC Energy Group, Inc.,
3.55%, 6/15/2025	100,000	106,828

		4,483,380

Oil, Gas & Consumable Fuels 2.3%
Apache Corp., 4.75%, 4/15/2043	250,000	228,103
BP Capital Markets America, Inc.,
3.41%, 2/11/2026	250,000	265,433
BP Capital Markets plc,
3.56%, 11/1/2021	250,000	258,379
3.06%, 3/17/2022	210,000	215,747
3.51%, 3/17/2025	250,000	266,473
Canadian Natural Resources Ltd., 6.25%, 3/15/2038	210,000	265,529
Cenovus Energy, Inc.,
5.40%, 6/15/2047	175,000	196,435
Cheniere Corpus Christi Holdings LLC, 5.13%, 6/30/2027	100,000	107,750
Chevron Corp.,
2.36%, 12/5/2022	250,000	253,743
2.95%, 5/16/2026	250,000	262,927
Concho Resources, Inc., 4.30%, 8/15/2028	250,000	269,777
ConocoPhillips,
5.90%, 10/15/2032	123,000	162,413
6.50%, 2/1/2039	200,000	292,956
Devon Energy Corp., 5.00%, 6/15/2045	200,000	227,556
Ecopetrol SA,
5.88%, 5/28/2045	125,000	144,094
Enable Midstream Partners LP, 5.00%, 5/15/2044 (d)	50,000	44,077
Enbridge Energy Partners LP,
5.88%, 10/15/2025	250,000	290,718
Enbridge, Inc., 5.50%, 12/1/2046	150,000	189,960
Encana Corp.,
6.50%, 2/1/2038	150,000	175,246
Energy Transfer Operating LP,
4.65%, 6/1/2021	100,000	102,984
5.20%, 2/1/2022	250,000	263,242
5.25%, 4/15/2029	250,000	281,197
6.05%, 6/1/2041	100,000	112,782
6.50%, 2/1/2042	250,000	299,426
Enterprise Products Operating LLC,
3.13%, 7/31/2029	100,000	102,668
6.13%, 10/15/2039	215,000	278,782

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
Enterprise Products Operating LLC, (continued)
4.85%, 8/15/2042	$150,000	$172,772
4.95%, 10/15/2054	250,000	290,462
EOG Resources, Inc., 4.10%, 2/1/2021	200,000	205,442
EQM Midstream Partners LP,
6.50%, 7/15/2048	100,000	91,569
Equinor ASA,
2.75%, 11/10/2021	500,000	509,260
2.45%, 1/17/2023	250,000	254,417
3.95%, 5/15/2043	150,000	172,339
Exxon Mobil Corp.,
3.18%, 3/15/2024	200,000	210,548
2.71%, 3/6/2025	250,000	259,044
3.04%, 3/1/2026	75,000	79,227
3.00%, 8/16/2039	100,000	101,338
4.11%, 3/1/2046	100,000	119,231
Hess Corp.,
4.30%, 4/1/2027	250,000	262,714
7.30%, 8/15/2031	127,000	160,017
Husky Energy, Inc., 3.95%, 4/15/2022	200,000	206,947
Kinder Morgan Energy Partners LP,
5.80%, 3/15/2035	144,000	168,825
6.38%, 3/1/2041	100,000	122,214
Kinder Morgan, Inc.,
4.30%, 6/1/2025	85,000	91,937
5.30%, 12/1/2034	200,000	230,182
5.05%, 2/15/2046	250,000	273,768
Magellan Midstream Partners LP, 4.25%, 9/15/2046	100,000	106,141
Marathon Oil Corp.,
6.80%, 3/15/2032	82,000	103,296
Marathon Petroleum Corp.,
5.13%, 3/1/2021	300,000	312,287
6.50%, 3/1/2041	100,000	128,218
MPLX LP,
4.50%, 7/15/2023	150,000	159,326
4.13%, 3/1/2027	250,000	262,372
4.00%, 3/15/2028	250,000	259,891
4.70%, 4/15/2048	150,000	152,807
Nexen, Inc.,
5.88%, 3/10/2035	92,000	118,966
6.40%, 5/15/2037	100,000	138,141
Noble Energy, Inc.,
3.90%, 11/15/2024	250,000	263,400
6.00%, 3/1/2041	150,000	173,785
Occidental Petroleum Corp.,
3.13%, 2/15/2022	200,000	203,325
5.55%, 3/15/2026	250,000	283,847
3.40%, 4/15/2026	140,000	142,501
3.00%, 2/15/2027	50,000	49,576
6.45%, 9/15/2036	269,000	329,726
4.20%, 3/15/2048	150,000	146,020
ONEOK, Inc., 4.95%, 7/13/2047	250,000	270,700
Petroleos Mexicanos,
6.38%, 2/4/2021	350,000	365,050
4.50%, 1/23/2026	250,000	247,125
6.50%, 3/13/2027	250,000	265,000
6.84%, 1/23/2030 (b)	200,000	213,500

22

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
Petroleos Mexicanos, (continued)
6.63%, 6/15/2035	$201,000	$204,728
5.50%, 6/27/2044	80,000	71,700
6.38%, 1/23/2045	250,000	242,500
5.63%, 1/23/2046	100,000	89,900
6.75%, 9/21/2047	359,000	357,205
7.69%, 1/23/2050 (b)	150,000	162,996
Phillips 66, 5.88%, 5/1/2042	150,000	200,066
Phillips 66 Partners LP,
3.75%, 3/1/2028	250,000	262,535
Pioneer Natural Resources Co., 3.95%, 7/15/2022	50,000	52,141
Plains All American Pipeline LP,
4.70%, 6/15/2044	200,000	186,765
Sabine Pass Liquefaction LLC,
6.25%, 3/15/2022	250,000	269,417
5.00%, 3/15/2027	250,000	274,600
Spectra Energy Partners LP, 3.50%, 3/15/2025	250,000	260,954
Suncor Energy, Inc.,
3.60%, 12/1/2024	120,000	126,795
5.95%, 5/15/2035	189,000	242,369
Sunoco Logistics Partners Operations LP, 5.35%, 5/15/2045	150,000	160,670
Total Capital International SA,
3.70%, 1/15/2024	500,000	534,769
TransCanada PipeLines Ltd.,
4.25%, 5/15/2028	250,000	276,269
4.63%, 3/1/2034	250,000	285,382
5.85%, 3/15/2036	150,000	184,276
Transcanada Trust,
(ICE LIBOR USD 3 Month + 4.15%), 5.50%, 9/15/2079 (c)	100,000	106,750
Valero Energy Corp.,
3.65%, 3/15/2025	205,000	216,463
7.50%, 4/15/2032	82,000	112,345
6.63%, 6/15/2037	100,000	130,489
Western Midstream Operating LP, 5.30%, 3/1/2048	150,000	127,132
Williams Cos., Inc. (The),
3.90%, 1/15/2025	250,000	262,871
5.40%, 3/4/2044	250,000	277,480
4.85%, 3/1/2048	100,000	107,077

		20,022,294

Paper & Forest Products 0.0%†
Georgia-Pacific LLC,
8.88%, 5/15/2031	100,000	158,300

Pharmaceuticals 0.9%
Allergan Finance LLC, 3.25%, 10/1/2022	200,000	204,472
Allergan Funding SCS,
3.45%, 3/15/2022	155,000	158,821
3.85%, 6/15/2024	40,000	42,212
4.55%, 3/15/2035	100,000	106,951
4.75%, 3/15/2045	84,000	89,405
AstraZeneca plc,
3.38%, 11/16/2025	250,000	264,412
6.45%, 9/15/2037	50,000	70,613
4.38%, 8/17/2048	150,000	178,139

Corporate Bonds (continued)

	Principal Amount	Value

Pharmaceuticals (continued)
Bristol-Myers Squibb Co.,
2.00%, 8/1/2022	$350,000	$352,030
2.90%, 7/26/2024 (b)	250,000	259,078
4.25%, 10/26/2049 (b)	350,000	409,317
Eli Lilly & Co.,
2.75%, 6/1/2025	45,000	47,066
3.10%, 5/15/2027	200,000	212,272
3.88%, 3/15/2039	250,000	289,680
GlaxoSmithKline Capital plc,
2.85%, 5/8/2022	250,000	255,841
3.38%, 6/1/2029	250,000	270,386
GlaxoSmithKline Capital, Inc., 5.38%, 4/15/2034	139,000	181,711
Johnson & Johnson,
2.45%, 12/5/2021	250,000	252,834
2.45%, 3/1/2026	75,000	76,935
4.95%, 5/15/2033	287,000	365,176
3.63%, 3/3/2037	250,000	280,237
Merck & Co., Inc.,
2.75%, 2/10/2025	220,000	228,406
4.15%, 5/18/2043	250,000	300,250
Mylan NV,
3.15%, 6/15/2021	250,000	253,139
3.95%, 6/15/2026	100,000	104,037
Mylan, Inc., 4.55%, 4/15/2028	150,000	160,668
Novartis Capital Corp.,
3.40%, 5/6/2024	250,000	265,985
3.00%, 11/20/2025	250,000	264,432
Pfizer, Inc.,
3.00%, 12/15/2026	250,000	265,167
7.20%, 3/15/2039	375,000	590,433
4.00%, 3/15/2049	100,000	116,888
Pharmacia LLC, 6.60%, 12/1/2028 (d)	123,000	162,566
Shire Acquisitions Investments Ireland DAC,
2.40%, 9/23/2021	250,000	251,556
3.20%, 9/23/2026	190,000	196,215
Zoetis, Inc.,
3.25%, 2/1/2023	250,000	258,212
4.50%, 11/13/2025	115,000	128,022

		7,913,564

Professional Services 0.0%†
Thomson Reuters Corp.,
3.35%, 5/15/2026	140,000	145,065

Road & Rail 0.4%
Burlington Northern Santa Fe LLC,
7.95%, 8/15/2030	144,000	208,724
5.05%, 3/1/2041	350,000	437,896
4.70%, 9/1/2045	150,000	183,899
Canadian National Railway Co.,
6.90%, 7/15/2028	168,000	225,048
6.20%, 6/1/2036	64,000	90,611
Canadian Pacific Railway Co.,
2.90%, 2/1/2025	100,000	103,138
4.80%, 8/1/2045	150,000	190,072

23

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Road & Rail (continued)
CSX Corp.,
5.50%, 4/15/2041	$100,000	$125,219
3.95%, 5/1/2050	250,000	269,668
Norfolk Southern Corp.,
2.90%, 2/15/2023	92,000	94,128
4.84%, 10/1/2041	15,000	17,982
4.45%, 6/15/2045	50,000	58,165
3.40%, 11/1/2049	70,000	70,095
4.05%, 8/15/2052	132,000	146,542
Ryder System, Inc., 2.50%, 9/1/2024	45,000	45,360
Union Pacific Corp.,
3.25%, 8/15/2025	250,000	263,644
3.60%, 9/15/2037	250,000	261,100
4.05%, 3/1/2046	105,000	115,527
4.50%, 9/10/2048	150,000	181,113

		3,087,931

Semiconductors & Semiconductor Equipment 0.5%
Applied Materials, Inc.,
4.30%, 6/15/2021	300,000	311,530
4.35%, 4/1/2047	100,000	121,745
Broadcom Corp., 3.63%, 1/15/2024	750,000	772,129
Broadcom, Inc.,
3.63%, 10/15/2024 (b)	200,000	205,481
Intel Corp.,
1.70%, 5/19/2021	500,000	500,118
2.70%, 12/15/2022	250,000	256,874
3.70%, 7/29/2025	150,000	163,125
4.10%, 5/11/2047	100,000	116,888
3.73%, 12/8/2047	207,000	233,157
KLA Corp., 4.65%, 11/1/2024	215,000	237,354
Lam Research Corp.,
3.80%, 3/15/2025	145,000	155,478
NXP BV, 4.30%, 6/18/2029 (b)	150,000	159,901
QUALCOMM, Inc.,
2.60%, 1/30/2023	70,000	71,362
3.25%, 5/20/2027	250,000	263,019
4.65%, 5/20/2035	250,000	293,133
Texas Instruments, Inc.,
4.15%, 5/15/2048	100,000	121,200

		3,982,494

Software 0.5%
Adobe, Inc., 3.25%, 2/1/2025	70,000	74,083
CA, Inc.,
4.50%, 8/15/2023	240,000	251,690
Microsoft Corp.,
2.00%, 8/8/2023	250,000	252,498
2.88%, 2/6/2024	185,000	192,876
2.40%, 8/8/2026	215,000	220,521
3.30%, 2/6/2027	250,000	270,616
3.50%, 2/12/2035	65,000	71,270
3.45%, 8/8/2036	250,000	274,405
4.45%, 11/3/2045	75,000	95,252
3.70%, 8/8/2046	500,000	568,978
4.25%, 2/6/2047	250,000	310,466
4.50%, 2/6/2057	150,000	194,912

Corporate Bonds (continued)

	Principal Amount	Value

Software (continued)
Oracle Corp.,
1.90%, 9/15/2021	$500,000	$501,034
2.40%, 9/15/2023	100,000	101,371
2.65%, 7/15/2026	145,000	148,537
3.25%, 5/15/2030	100,000	106,514
4.30%, 7/8/2034	350,000	410,161
4.13%, 5/15/2045	150,000	169,015
4.00%, 7/15/2046	100,000	111,225
4.00%, 11/15/2047	250,000	280,224

		4,605,648

Specialty Retail 0.2%
AutoZone, Inc.,
4.00%, 11/15/2020	200,000	203,086
3.25%, 4/15/2025	165,000	171,919
Home Depot, Inc. (The),
2.63%, 6/1/2022	250,000	255,499
3.35%, 9/15/2025	45,000	48,516
5.88%, 12/16/2036	230,000	319,758
5.95%, 4/1/2041	100,000	141,403
4.40%, 3/15/2045	200,000	240,420
Lowe’s Cos., Inc.,
6.50%, 3/15/2029	164,000	211,017
4.25%, 9/15/2044	250,000	272,707

		1,864,325

Technology Hardware, Storage & Peripherals 0.5%
Apple, Inc.,
2.30%, 5/11/2022	750,000	760,009
1.70%, 9/11/2022	130,000	130,009
3.45%, 5/6/2024	300,000	320,054
2.50%, 2/9/2025	170,000	174,989
3.25%, 2/23/2026	95,000	101,281
2.45%, 8/4/2026	190,000	194,032
3.00%, 11/13/2027	100,000	105,684
2.20%, 9/11/2029	235,000	231,132
3.85%, 5/4/2043	250,000	280,623
4.38%, 5/13/2045	145,000	175,477
4.65%, 2/23/2046	230,000	288,247
2.95%, 9/11/2049	100,000	96,678
Dell International LLC,
4.42%, 6/15/2021 (b)	500,000	516,369
6.02%, 6/15/2026 (b)	240,000	273,931
8.35%, 7/15/2046 (b)	150,000	199,736
Hewlett Packard Enterprise Co.,
2.25%, 4/1/2023	250,000	249,812
4.90%, 10/15/2025 (d)	250,000	279,856
HP, Inc., 6.00%, 9/15/2041	100,000	115,255
NetApp, Inc.,
3.38%, 6/15/2021	150,000	152,800
Seagate HDD Cayman,
4.75%, 1/1/2025	98,000	103,696

		4,749,670

Textiles, Apparel & Luxury Goods 0.0%†
NIKE, Inc., 3.38%, 11/1/2046	100,000	105,620
VF Corp.,
3.50%, 9/1/2021	200,000	204,894

		310,514

24

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Thrifts & Mortgage Finance 0.0%†
BPCE SA,
4.00%, 4/15/2024	$250,000	$268,698

Tobacco 0.3%
Altria Group, Inc.,
2.85%, 8/9/2022	250,000	253,734
4.25%, 8/9/2042	100,000	97,461
5.38%, 1/31/2044	100,000	111,801
5.95%, 2/14/2049	250,000	294,079
BAT Capital Corp.,
2.76%, 8/15/2022	150,000	151,435
3.22%, 8/15/2024	150,000	152,282
4.39%, 8/15/2037	100,000	98,757
4.54%, 8/15/2047	250,000	241,780
Philip Morris International, Inc.,
3.60%, 11/15/2023	250,000	263,665
3.25%, 11/10/2024	350,000	367,045
4.88%, 11/15/2043	150,000	176,666
4.25%, 11/10/2044	100,000	110,252
Reynolds American, Inc.,
4.45%, 6/12/2025	250,000	268,285
5.70%, 8/15/2035	75,000	84,716

		2,671,958

Trading Companies & Distributors 0.0%†
Air Lease Corp., 3.63%, 12/1/2027	250,000	259,940
Aircastle Ltd.,
5.00%, 4/1/2023	50,000	53,523
4.13%, 5/1/2024	100,000	104,589

		418,052

Water Utilities 0.0%†
American Water Capital Corp.,
4.30%, 9/1/2045	150,000	174,724

Wireless Telecommunication Services 0.2%
America Movil SAB de CV,
3.13%, 7/16/2022	250,000	256,277
6.38%, 3/1/2035	123,000	165,879
Rogers Communications, Inc., 5.00%, 3/15/2044	250,000	307,567
Vodafone Group plc,
7.88%, 2/15/2030	144,000	200,299
6.15%, 2/27/2037	75,000	95,736
5.25%, 5/30/2048	250,000	291,244
4.25%, 9/17/2050	40,000	41,020

		1,358,022

Total Corporate Bonds (cost $204,040,804)		220,242,468

Foreign Government Securities 1.8%
CANADA 0.4%
Canada Government Bond, 2.00%, 11/15/2022	250,000	253,104
Export Development Canada,
2.50%, 1/24/2023	500,000	513,820
Province of Alberta, 3.30%, 3/15/2028	100,000	110,151

Foreign Government Securities (continued)

	Principal Amount	Value

CANADA (continued)
Province of British Columbia,
2.00%, 10/23/2022	$500,000	$505,007
Province of New Brunswick, 3.63%, 2/24/2028	100,000	111,534
Province of Ontario,
2.20%, 10/3/2022	500,000	506,743
3.05%, 1/29/2024	500,000	525,956
Province of Quebec,
2.50%, 4/20/2026	200,000	207,729
7.50%, 9/15/2029	200,000	295,181

		3,029,225

CHILE 0.1%
Republic of Chile, 3.24%, 2/6/2028	500,000	532,640

COLOMBIA 0.1%
Republic of Colombia,
4.00%, 2/26/2024	250,000	264,155
3.88%, 4/25/2027	200,000	212,400
7.38%, 9/18/2037	100,000	141,751
5.00%, 6/15/2045	350,000	407,400

		1,025,706

HUNGARY 0.1%
Hungary Government Bond, 5.38%, 3/25/2024	500,000	562,555

INDONESIA 0.0%†
Republic of Indonesia, 4.35%, 1/11/2048	250,000	272,956

ISRAEL 0.1%
Israel Government Bond,
3.15%, 6/30/2023	250,000	260,080
2.88%, 3/16/2026	250,000	262,072

		522,152

ITALY 0.0%†
Republic of Italy, 5.38%, 6/15/2033	234,000	281,239

JAPAN 0.2%
Japan Bank for International Cooperation,
3.38%, 10/31/2023	1,000,000	1,057,914
2.88%, 6/1/2027	500,000	531,137

		1,589,051

MEXICO 0.2%
United Mexican States,
3.63%, 3/15/2022	500,000	515,755
4.13%, 1/21/2026	250,000	268,378
3.75%, 1/11/2028	250,000	260,625
6.75%, 9/27/2034	200,000	270,752
5.55%, 1/21/2045	200,000	243,790
4.60%, 1/23/2046	250,000	266,565
5.75%, 10/12/2110	200,000	231,752

		2,057,617

25

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Index Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount	Value

PANAMA 0.1%
Republic of Panama,
3.88%, 3/17/2028	$200,000	$217,252
3.16%, 1/23/2030	200,000	206,500
6.70%, 1/26/2036	250,000	351,877

		775,629

PERU 0.0%†
Republic of Peru, 5.63%, 11/18/2050	200,000	293,252

PHILIPPINES 0.1%
Republic of Philippines,
7.75%, 1/14/2031	250,000	369,945
6.38%, 10/23/2034	250,000	352,429
3.95%, 1/20/2040	250,000	287,100

		1,009,474

POLAND 0.1%
Republic of Poland,
5.13%, 4/21/2021	125,000	130,515
3.00%, 3/17/2023	500,000	515,630
4.00%, 1/22/2024	250,000	270,254

		916,399

SOUTH KOREA 0.1%
Export-Import Bank of Korea,
4.00%, 1/29/2021	350,000	357,773
2.88%, 1/21/2025	350,000	361,801
Republic of Korea,
5.63%, 11/3/2025	200,000	239,517
2.50%, 6/19/2029	200,000	204,434

		1,163,525

SWEDEN 0.1%
Svensk Exportkredit AB,
3.13%, 11/8/2021	500,000	514,194
2.88%, 3/14/2023	200,000	208,052

		722,246

URUGUAY 0.1%
Oriental Republic of Uruguay,
4.50%, 8/14/2024	350,000	377,825
4.38%, 10/27/2027	250,000	275,628
5.10%, 6/18/2050	300,000	359,250

		1,012,703

Total Foreign Government Securities (cost $14,792,341)		15,766,369

Mortgage-Backed Securities 26.6%
FHLMC Gold Pool
Pool# G18022 5.50%, 11/1/2019	20	19
Pool# B14288 5.50%, 12/1/2019	122	122
Pool# J00935 5.00%, 12/1/2020	1,737	1,790
Pool# J00854 5.00%, 1/1/2021	2,177	2,243

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# J00855 5.50%, 1/1/2021	$2,032	$2,049
Pool# J01279 5.50%, 2/1/2021	621	628
Pool# J01570 5.50%, 4/1/2021	1,225	1,241
Pool# J06015 5.00%, 5/1/2021	3,415	3,519
Pool# J01771 5.00%, 5/1/2021	2,278	2,347
Pool# J05950 5.50%, 5/1/2021	8,410	8,515
Pool# G18122 5.00%, 6/1/2021	1,988	2,048
Pool# J01980 6.00%, 6/1/2021	2,808	2,818
Pool# J03074 5.00%, 7/1/2021	1,135	1,170
Pool# J03028 5.50%, 7/1/2021	535	537
Pool# C00351 8.00%, 7/1/2024	171	184
Pool# D60780 8.00%, 6/1/2025	924	998
Pool# G30267 5.00%, 8/1/2025	93,595	100,002
Pool# J13883 3.50%, 12/1/2025	281,587	291,727
Pool# J18702 3.00%, 3/1/2027	151,712	156,139
Pool# J18127 3.00%, 3/1/2027	145,397	149,640
Pool# J19106 3.00%, 5/1/2027	63,606	65,462
Pool# J20471 3.00%, 9/1/2027	278,003	286,110
Pool# D82854 7.00%, 10/1/2027	410	434
Pool# G14609 3.00%, 11/1/2027	375,534	386,489
Pool# C00566 7.50%, 12/1/2027	614	695
Pool# G15100 2.50%, 7/1/2028	118,482	120,288
Pool# C18271 7.00%, 11/1/2028	1,493	1,634
Pool# C00678 7.00%, 11/1/2028	866	983
Pool# C00836 7.00%, 7/1/2029	423	481
Pool# C31285 7.00%, 9/1/2029	976	1,091
Pool# C31282 7.00%, 9/1/2029	46	47
Pool# C32914 8.00%, 11/1/2029	693	708
Pool# G18536 2.50%, 1/1/2030	1,413,787	1,432,918
Pool# C37436 8.00%, 1/1/2030	1,347	1,571
Pool# C36429 7.00%, 2/1/2030	445	456

26

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# C36306 7.00%, 2/1/2030	$442	$456
Pool# C00921 7.50%, 2/1/2030	722	828
Pool# G01108 7.00%, 4/1/2030	317	360
Pool# C37703 7.50%, 4/1/2030	490	514
Pool# G18552 3.00%, 5/1/2030	640,204	658,877
Pool# J32243 3.00%, 7/1/2030	602,257	620,028
Pool# J32257 3.00%, 7/1/2030	40,865	42,107
Pool# J32255 3.00%, 7/1/2030	36,232	37,300
Pool# C41561 8.00%, 8/1/2030	1,369	1,422
Pool# C01051 8.00%, 9/1/2030	1,380	1,620
Pool# C43550 7.00%, 10/1/2030	2,213	2,353
Pool# C44017 7.50%, 10/1/2030	321	325
Pool# C43967 8.00%, 10/1/2030	3,280	3,287
Pool# C44957 8.00%, 11/1/2030	1,167	1,231
Pool# C01106 7.00%, 12/1/2030	6,158	7,052
Pool# C01103 7.50%, 12/1/2030	679	808
Pool# C46932 7.50%, 1/1/2031	465	479
Pool# C01116 7.50%, 1/1/2031	422	491
Pool# C47287 7.50%, 2/1/2031	999	1,043
Pool# G01217 7.00%, 3/1/2031	6,335	7,314
Pool# C48206 7.50%, 3/1/2031	1,232	1,234
Pool# C91366 4.50%, 4/1/2031	99,004	106,322
Pool# G18601 3.00%, 5/1/2031	37,055	38,136
Pool# G18605 3.00%, 6/1/2031	19,599	20,170
Pool# C91377 4.50%, 6/1/2031	51,640	55,467
Pool# C53324 7.00%, 6/1/2031	1,133	1,191
Pool# C01209 8.00%, 6/1/2031	478	541
Pool# C54792 7.00%, 7/1/2031	1,630	1,691
Pool# J35107 2.50%, 8/1/2031	40,845	41,468
Pool# G01309 7.00%, 8/1/2031	936	1,069
Pool# G01311 7.00%, 9/1/2031	6,503	7,459

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# C01222 7.00%, 9/1/2031	$778	$898
Pool# G01315 7.00%, 9/1/2031	221	254
Pool# J35522 2.50%, 10/1/2031	207,420	210,231
Pool# C58694 7.00%, 10/1/2031	3,116	3,339
Pool# C60012 7.00%, 11/1/2031	526	540
Pool# C61298 8.00%, 11/1/2031	1,829	1,874
Pool# J35957 2.50%, 12/1/2031	359,396	364,268
Pool# C61105 7.00%, 12/1/2031	3,883	4,120
Pool# C01305 7.50%, 12/1/2031	537	601
Pool# C63171 7.00%, 1/1/2032	4,276	4,847
Pool# V61548 2.50%, 2/1/2032	381,836	387,663
Pool# G01391 7.00%, 4/1/2032	11,143	12,800
Pool# C01345 7.00%, 4/1/2032	3,595	4,132
Pool# C01370 8.00%, 4/1/2032	779	867
Pool# G16285 3.50%, 5/1/2032	30,753	32,153
Pool# C66916 7.00%, 5/1/2032	8,203	8,725
Pool# C01381 8.00%, 5/1/2032	9,937	11,621
Pool# C68300 7.00%, 6/1/2032	2,493	2,623
Pool# C68290 7.00%, 6/1/2032	1,676	1,799
Pool# G01449 7.00%, 7/1/2032	7,000	8,049
Pool# C69908 7.00%, 8/1/2032	17,600	19,669
Pool# C91558 3.50%, 9/1/2032	113,625	118,397
Pool# G16407 2.50%, 1/1/2033	143,391	145,881
Pool# G16408 2.50%, 1/1/2033	85,433	86,779
Pool# G01536 7.00%, 3/1/2033	9,038	10,438
Pool# G30646 3.00%, 5/1/2033	169,094	174,568
Pool# G30642 3.00%, 5/1/2033	75,584	78,051
Pool# K90535 3.00%, 5/1/2033	31,608	32,641
Pool# G18696 3.50%, 7/1/2033	34,890	36,194
Pool# A16419 6.50%, 11/1/2033	11,002	12,261

27

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# A16522 6.50%, 12/1/2033	$19,500	$22,360
Pool# C01806 7.00%, 1/1/2034	8,701	9,116
Pool# A21356 6.50%, 4/1/2034	34,682	39,647
Pool# C01851 6.50%, 4/1/2034	19,239	22,359
Pool# A22067 6.50%, 5/1/2034	23,302	26,432
Pool# A24301 6.50%, 5/1/2034	20,124	22,427
Pool# G18737 3.50%, 6/1/2034	255,314	264,678
Pool# A24988 6.50%, 7/1/2034	8,061	8,983
Pool# G01741 6.50%, 10/1/2034	7,902	9,079
Pool# G08023 6.50%, 11/1/2034	17,038	19,541
Pool# A33137 6.50%, 1/1/2035	2,717	3,027
Pool# G08064 6.50%, 4/1/2035	8,206	9,508
Pool# G01947 7.00%, 5/1/2035	8,043	9,293
Pool# G08088 6.50%, 10/1/2035	72,504	83,590
Pool# A39759 5.50%, 11/1/2035	7,520	8,460
Pool# A40376 5.50%, 12/1/2035	5,898	6,634
Pool# A42305 5.50%, 1/1/2036	15,781	17,351
Pool# A41548 7.00%, 1/1/2036	12,013	13,571
Pool# G08111 5.50%, 2/1/2036	20,621	23,227
Pool# A43886 5.50%, 3/1/2036	263,446	296,033
Pool# A43861 5.50%, 3/1/2036	47,317	50,939
Pool# G08116 5.50%, 3/1/2036	23,457	26,439
Pool# A43534 6.50%, 3/1/2036	1,587	1,769
Pool# A48735 5.50%, 5/1/2036	5,136	5,530
Pool# G08136 6.50%, 6/1/2036	10,012	11,393
Pool# A53039 6.50%, 10/1/2036	32,805	36,558
Pool# A53219 6.50%, 10/1/2036	845	942
Pool# G04251 6.50%, 4/1/2038	4,596	5,309
Pool# G04569 6.50%, 8/1/2038	5,721	6,457
Pool# C92013 3.50%, 9/1/2038	408,098	423,295

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# A84252 6.50%, 1/1/2039	$18,851	$21,367
Pool# A84287 6.50%, 1/1/2039	9,521	11,012
Pool# G05535 4.50%, 7/1/2039	766,245	831,053
Pool# A91165 5.00%, 2/1/2040	1,274,166	1,408,782
Pool# G60342 4.50%, 5/1/2042	158,678	172,052
Pool# G60195 4.00%, 6/1/2042	375,576	401,870
Pool# G07158 3.50%, 10/1/2042	240,274	252,221
Pool# Q12051 3.50%, 10/1/2042	150,425	157,970
Pool# G07163 3.50%, 10/1/2042	122,429	128,570
Pool# Q11532 3.50%, 10/1/2042	103,265	108,444
Pool# Q12052 3.50%, 10/1/2042	65,949	69,243
Pool# C09020 3.50%, 11/1/2042	559,648	587,719
Pool# G07264 3.50%, 12/1/2042	262,051	275,158
Pool# Q14292 3.50%, 1/1/2043	50,758	53,305
Pool# Q14881 3.50%, 1/1/2043	47,664	50,048
Pool# Q15884 3.00%, 2/1/2043	541,644	559,046
Pool# V80002 2.50%, 4/1/2043	286,028	286,363
Pool# Q16915 3.00%, 4/1/2043	513,792	530,312
Pool# Q17675 3.50%, 4/1/2043	246,637	259,002
Pool# Q18523 3.50%, 5/1/2043	643,143	675,488
Pool# Q18751 3.50%, 6/1/2043	1,006,428	1,055,853
Pool# G07410 3.50%, 7/1/2043	95,245	100,490
Pool# Q20332 3.50%, 7/1/2043	23,633	24,809
Pool# G07459 3.50%, 8/1/2043	488,199	512,648
Pool# G60038 3.50%, 1/1/2044	727,374	763,773
Pool# Q26869 4.00%, 6/1/2044	740,755	788,571
Pool# G07946 4.00%, 7/1/2044	133,883	142,128
Pool# Q28607 3.50%, 9/1/2044	137,427	144,556
Pool# G61231 3.50%, 9/1/2044	23,270	24,433
Pool# G08609 3.50%, 10/1/2044	73,844	77,186

28

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# Q30833 4.00%, 1/1/2045	$12,638	$13,367
Pool# G60400 4.50%, 1/1/2045	124,845	134,186
Pool# Q34165 4.00%, 6/1/2045	249,302	263,738
Pool# V81873 4.00%, 8/1/2045	33,175	35,090
Pool# G08669 4.00%, 9/1/2045	185,486	196,198
Pool# Q38357 4.00%, 1/1/2046	12,672	13,391
Pool# G61365 4.50%, 1/1/2046	126,893	136,259
Pool# Q39434 3.50%, 3/1/2046	54,762	57,184
Pool# Q39440 4.00%, 3/1/2046	14,675	15,351
Pool# G08704 4.50%, 4/1/2046	24,022	25,694
Pool# Q40097 4.50%, 4/1/2046	1,765	1,880
Pool# G60582 3.50%, 5/1/2046	144,504	151,775
Pool# Q40718 3.50%, 5/1/2046	53,218	55,389
Pool# G08707 4.00%, 5/1/2046	230,124	242,829
Pool# G08708 4.50%, 5/1/2046	18,404	19,666
Pool# Q40728 4.50%, 5/1/2046	1,716	1,813
Pool# Q41548 3.00%, 7/1/2046	37,895	38,961
Pool# Q41903 3.50%, 7/1/2046	259,111	269,906
Pool# Q41491 3.50%, 7/1/2046	37,151	38,685
Pool# Q41935 3.50%, 7/1/2046	17,736	18,658
Pool# G61791 4.00%, 7/1/2046	22,530	23,827
Pool# Q41947 4.50%, 7/1/2046	10,536	11,156
Pool# G08715 3.00%, 8/1/2046	351,437	361,267
Pool# Q42596 3.50%, 8/1/2046	236,947	246,686
Pool# Q42393 3.50%, 8/1/2046	48,013	49,973
Pool# Q42203 3.50%, 8/1/2046	35,631	37,151
Pool# G61323 3.00%, 9/1/2046	321,085	331,299
Pool# G08721 3.00%, 9/1/2046	260,891	268,444
Pool# V82617 3.50%, 9/1/2046	145,493	152,149
Pool# G08722 3.50%, 9/1/2046	41,783	43,572

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# G60733 4.50%, 9/1/2046	$48,070	$52,187
Pool# G60722 3.00%, 10/1/2046	456,527	469,225
Pool# Q44035 3.00%, 10/1/2046	323,254	331,975
Pool# G61815 4.00%, 10/1/2046	21,627	22,865
Pool# G61257 3.00%, 11/1/2046	599,309	613,962
Pool# Q44452 3.00%, 11/1/2046	127,584	131,027
Pool# G08732 3.00%, 11/1/2046	40,966	42,072
Pool# Q44473 3.50%, 11/1/2046	35,870	37,284
Pool# Q44223 3.50%, 11/1/2046	25,818	26,677
Pool# G08734 4.00%, 11/1/2046	319,179	335,937
Pool# V82849 3.00%, 12/1/2046	1,650,241	1,700,216
Pool# G08737 3.00%, 12/1/2046	1,424,338	1,462,781
Pool# G60989 3.00%, 12/1/2046	186,593	191,743
Pool# Q45878 3.00%, 12/1/2046	48,899	50,142
Pool# G08738 3.50%, 12/1/2046	1,154,266	1,200,913
Pool# Q45024 3.50%, 12/1/2046	71,407	75,245
Pool# G61862 3.50%, 12/1/2046	47,424	49,430
Pool# G08741 3.00%, 1/1/2047	334,964	343,936
Pool# G08747 3.00%, 2/1/2047	524,904	538,839
Pool# G08748 3.50%, 2/1/2047	68,135	70,961
Pool# G08749 4.00%, 2/1/2047	562,566	591,280
Pool# G08751 3.50%, 3/1/2047	317,318	329,799
Pool# Q47592 3.50%, 4/1/2047	154,032	160,006
Pool# Q47484 3.50%, 4/1/2047	63,353	66,158
Pool# G60988 3.00%, 5/1/2047	995,390	1,023,070
Pool# Q48098 3.50%, 5/1/2047	238,754	249,529
Pool# G61390 3.00%, 6/1/2047	288,618	296,335
Pool# V83270 3.50%, 7/1/2047	114,991	119,244
Pool# G08770 3.50%, 7/1/2047	113,000	117,166
Pool# G61339 3.00%, 8/1/2047	114,436	117,485

29

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# G08774 3.50%, 8/1/2047	$179,754	$186,450
Pool# Q49917 3.50%, 8/1/2047	77,849	80,676
Pool# Q53085 3.00%, 9/1/2047	90,895	93,515
Pool# G08779 3.50%, 9/1/2047	285,929	296,662
Pool# G61295 3.50%, 9/1/2047	178,543	188,099
Pool# G61622 3.00%, 10/1/2047	264,201	271,482
Pool# G08785 4.00%, 10/1/2047	19,000	19,945
Pool# Q52075 4.00%, 11/1/2047	349,373	367,413
Pool# V83598 3.50%, 12/1/2047	105,921	109,795
Pool# G67707 3.50%, 1/1/2048	207,123	220,531
Pool# T65458 3.50%, 2/1/2048	494,986	504,322
Pool# G61311 3.50%, 2/1/2048	378,144	391,655
Pool# G08800 3.50%, 2/1/2048	47,812	49,613
Pool# Q54460 4.00%, 2/1/2048	171,190	180,927
Pool# G08801 4.00%, 2/1/2048	124,520	130,402
Pool# G61298 4.00%, 2/1/2048	21,756	23,075
Pool# G61929 3.50%, 3/1/2048	118,830	123,135
Pool# Q54727 3.50%, 3/1/2048	89,111	92,220
Pool# Q55401 5.00%, 4/1/2048	23,475	25,125
Pool# V84237 3.50%, 5/1/2048	375,525	387,947
Pool# G08820 4.50%, 5/1/2048	511,164	538,528
Pool# G08816 3.50%, 6/1/2048	116,317	120,018
Pool# G67713 4.00%, 6/1/2048	43,132	45,746
Pool# G08817 4.00%, 6/1/2048	41,340	43,152
Pool# G67712 4.00%, 6/1/2048	21,475	23,201
Pool# G08824 4.00%, 7/1/2048	2,359,021	2,455,188
Pool# G08827 4.50%, 7/1/2048	266,147	279,819
Pool# Q57401 4.50%, 7/1/2048	61,736	65,812
Pool# Q57402 4.50%, 7/1/2048	22,708	24,346
Pool# G08831 4.00%, 8/1/2048	362,644	376,931

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# G08836 4.00%, 9/1/2048	$1,348,580	$1,401,745
Pool# G67716 4.50%, 10/1/2048	169,385	183,460
Pool# G08843 4.50%, 10/1/2048	71,430	75,246
Pool# G08852 4.00%, 12/1/2048	303,670	315,538
Pool# V85044 4.00%, 12/1/2048	111,759	118,253
Pool# V85082 4.50%, 12/1/2048	788,786	828,827
Pool# G61846 4.00%, 1/1/2049	787	817
Pool# V85139 4.50%, 1/1/2049	40,346	42,581
Pool# V85279 3.50%, 4/1/2049	78,668	82,402
Pool# Q63655 3.00%, 5/1/2049	156,056	158,845
Pool# Q63556 3.00%, 6/1/2049	29,605	30,137
Pool# G08882 4.00%, 6/1/2049	429,907	446,107
FHLMC Non Gold Pool
Pool# 1B8478 4.57%, 7/1/2041 (a)	53,662	56,027
Pool# 2B0108 4.85%, 1/1/2042 (a)	3,475	3,628
FNMA Pool
Pool# AC9890 4.59%, 4/1/2040 (a)	355,910	373,818
Pool# AJ1249 4.07%, 9/1/2041 (a)	87,205	91,210
Pool# AL1437 4.82%, 1/1/2042 (a)	31,780	33,497
Pool# AK0714 4.93%, 2/1/2042 (a)	7,682	8,004
Pool# AP1961 4.45%, 8/1/2042 (a)	50,227	52,103
Pool# BF0203 3.00%, 2/1/2047	384,909	388,720
Pool# BF0206 4.00%, 2/1/2047	87,080	92,020
Pool# BF0200 3.50%, 11/1/2051	413,441	432,968
GNMA I Pool
Pool# 376510 7.00%, 5/15/2024	401	421
Pool# 457801 7.00%, 8/15/2028	1,639	1,765
Pool# 486936 6.50%, 2/15/2029	829	935
Pool# 502969 6.00%, 3/15/2029	2,375	2,625
Pool# 487053 7.00%, 3/15/2029	1,209	1,319
Pool# 781014 6.00%, 4/15/2029	1,933	2,186
Pool# 509099 7.00%, 6/15/2029	2,212	2,260

30

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA I Pool (continued)
Pool# 470643 7.00%, 7/15/2029	$8,630	$9,052
Pool# 434505 7.50%, 8/15/2029	38	38
Pool# 416538 7.00%, 10/15/2029	86	86
Pool# 524269 8.00%, 11/15/2029	3,752	3,761
Pool# 781124 7.00%, 12/15/2029	5,807	6,725
Pool# 507396 7.50%, 9/15/2030	28,778	29,829
Pool# 531352 7.50%, 9/15/2030	1,792	1,840
Pool# 536334 7.50%, 10/15/2030	125	128
Pool# 540659 7.00%, 1/15/2031	576	582
Pool# 486019 7.50%, 1/15/2031	645	667
Pool# 535388 7.50%, 1/15/2031	395	401
Pool# 537406 7.50%, 2/15/2031	239	239
Pool# 528589 6.50%, 3/15/2031	14,014	15,520
Pool# 508473 7.50%, 4/15/2031	2,768	2,943
Pool# 544470 8.00%, 4/15/2031	1,726	1,730
Pool# 781287 7.00%, 5/15/2031	2,830	3,269
Pool# 781319 7.00%, 7/15/2031	848	991
Pool# 485879 7.00%, 8/15/2031	5,164	5,715
Pool# 572554 6.50%, 9/15/2031	31,042	34,377
Pool# 781328 7.00%, 9/15/2031	2,763	3,237
Pool# 550991 6.50%, 10/15/2031	527	584
Pool# 571267 7.00%, 10/15/2031	752	848
Pool# 574837 7.50%, 11/15/2031	1,373	1,397
Pool# 555171 6.50%, 12/15/2031	903	1,000
Pool# 781380 7.50%, 12/15/2031	843	1,003
Pool# 781481 7.50%, 1/15/2032	4,037	4,802
Pool# 580972 6.50%, 2/15/2032	131	145
Pool# 781401 7.50%, 2/15/2032	2,511	3,006
Pool# 781916 6.50%, 3/15/2032	40,537	45,846
Pool# 552474 7.00%, 3/15/2032	3,381	3,852

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA I Pool (continued)
Pool# 781478 7.50%, 3/15/2032	$1,582	$1,886
Pool# 781429 8.00%, 3/15/2032	2,820	3,400
Pool# 781431 7.00%, 4/15/2032	10,215	12,096
Pool# 552616 7.00%, 6/15/2032	27,796	31,417
Pool# 570022 7.00%, 7/15/2032	10,358	12,015
Pool# 595077 6.00%, 10/15/2032	5,650	6,478
Pool# 552903 6.50%, 11/15/2032	69,435	76,896
Pool# 552952 6.00%, 12/15/2032	3,842	4,289
Pool# 602102 6.00%, 2/15/2033	10,682	11,806
Pool# 588192 6.00%, 2/15/2033	2,958	3,269
Pool# 553144 5.50%, 4/15/2033	16,393	18,240
Pool# 604243 6.00%, 4/15/2033	7,587	8,698
Pool# 611526 6.00%, 5/15/2033	6,003	6,635
Pool# 553320 6.00%, 6/15/2033	18,521	20,963
Pool# 573916 6.00%, 11/15/2033	24,150	26,691
Pool# 604788 6.50%, 11/15/2033	54,621	61,409
Pool# 781688 6.00%, 12/15/2033	25,852	29,614
Pool# 604875 6.00%, 12/15/2033	20,305	23,254
Pool# 781690 6.00%, 12/15/2033	10,422	11,945
Pool# 781699 7.00%, 12/15/2033	3,910	4,478
Pool# 621856 6.00%, 1/15/2034	6,587	7,280
Pool# 564799 6.00%, 3/15/2034	23,693	26,185
Pool# 630038 6.50%, 8/15/2034	45,922	51,030
Pool# 781804 6.00%, 9/15/2034	28,476	32,652
Pool# 781847 6.00%, 12/15/2034	22,648	25,944
Pool# 486921 5.50%, 2/15/2035	8,740	9,811
Pool# 781902 6.00%, 2/15/2035	25,314	29,010
Pool# 649513 5.50%, 10/15/2035	208,868	230,410
Pool# 649510 5.50%, 10/15/2035	103,010	114,576
Pool# 652207 5.50%, 3/15/2036	31,011	33,299

31

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA I Pool (continued)
Pool# 655519 5.00%, 5/15/2036	$14,457	$15,500
Pool# 652539 5.00%, 5/15/2036	10,658	11,734
Pool# 606308 5.50%, 5/15/2036	15,777	17,247
Pool# 606314 5.50%, 5/15/2036	5,109	5,485
Pool# 656666 6.00%, 6/15/2036	25,913	29,644
Pool# 657912 6.50%, 8/15/2036	3,376	3,739
Pool# 704630 5.50%, 7/15/2039	34,468	38,688
Pool# 757039 4.00%, 12/15/2040	236,983	256,962
Pool# 757038 4.00%, 12/15/2040	193,933	211,724
Pool# 755656 4.00%, 12/15/2040	79,816	87,147
Pool# 757044 4.00%, 12/15/2040	76,370	81,486
Pool# 742235 4.00%, 12/15/2040	70,677	75,573
Pool# 755655 4.00%, 12/15/2040	51,193	55,534
Pool# 757043 4.00%, 12/15/2040	35,584	38,823
Pool# 756631 4.00%, 12/15/2040	21,823	23,826
Pool# 755959 4.00%, 1/15/2041	165,290	177,544
Pool# 742244 4.00%, 1/15/2041	163,914	175,407
Pool# 753826 4.00%, 1/15/2041	71,666	77,735
Pool# 690662 4.00%, 1/15/2041	64,536	70,018
Pool# 719486 4.00%, 1/15/2041	24,547	26,149
Pool# 757557 4.00%, 2/15/2041	41,992	45,452
Pool# 757555 4.00%, 2/15/2041	32,083	33,739
Pool# AD6012 3.50%, 4/15/2043	338,092	356,654
Pool# AD7471 3.50%, 4/15/2043	293,430	309,547
Pool# AA6307 3.50%, 4/15/2043	196,216	206,991
Pool# AD9472 3.50%, 4/15/2043	179,893	190,174
Pool# AD7472 3.50%, 4/15/2043	139,613	147,575
Pool# AB3946 3.50%, 4/15/2043	95,798	101,020
Pool# AA6403 3.00%, 5/15/2043	679,377	701,987
Pool# 783781 3.50%, 6/15/2043	99,339	104,833

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA I Pool (continued)
Pool# 784015 3.00%, 7/15/2043	$38,781	$40,071
Pool# 784714 3.00%, 1/15/2044	145,309	150,169
Pool# 784459 3.00%, 12/15/2046	100,027	103,160
Pool# 784355 4.00%, 12/15/2046	78,388	84,358
Pool# 784500 3.00%, 2/15/2047	151,773	156,259
Pool# 784713 3.00%, 2/15/2047	30,268	31,167
Pool# 784458 3.50%, 12/15/2047	273,364	287,142
Pool# 784747 4.00%, 5/15/2048	184,000	193,182
GNMA II Pool
Pool# 3851 5.50%, 5/20/2036	153,175	171,069
Pool# 4559 5.00%, 10/20/2039	233,617	258,655
Pool# 4715 5.00%, 6/20/2040	236,549	261,941
Pool# 4747 5.00%, 7/20/2040	130,648	144,610
Pool# 4771 4.50%, 8/20/2040	394,436	426,455
Pool# 4834 4.50%, 10/20/2040	1,053,263	1,139,018
Pool# 737727 4.00%, 12/20/2040	783,344	842,453
Pool# 737730 4.00%, 12/20/2040	237,785	255,664
Pool# 4923 4.50%, 1/20/2041	153,628	166,154
Pool# 4978 4.50%, 3/20/2041	22,990	24,862
Pool# 5017 4.50%, 4/20/2041	246,659	266,720
Pool# 5082 4.50%, 6/20/2041	413,754	447,416
Pool# 5175 4.50%, 9/20/2041	302,395	326,991
Pool# 675523 3.50%, 3/20/2042	303,225	320,071
Pool# MA0392 3.50%, 9/20/2042	1,669,262	1,773,522
Pool# MA0462 3.50%, 10/20/2042	593,599	630,675
Pool# MA0534 3.50%, 11/20/2042	1,536,698	1,632,681
Pool# MA0625 3.50%, 12/20/2042	436,470	463,732
Pool# MA0698 3.00%, 1/20/2043	373,862	388,049
Pool# MA0852 3.50%, 3/20/2043	686,302	729,170
Pool# MA0934 3.50%, 4/20/2043	805,509	855,824
Pool# AF1001 3.50%, 6/20/2043	236,179	249,693

32

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA II Pool (continued)
Pool# MA1376 4.00%, 10/20/2043	$670,359	$714,475
Pool# AJ9335 3.50%, 10/20/2044	23,497	24,725
Pool# MA2754 3.50%, 4/20/2045	310,222	325,534
Pool# MA2824 2.50%, 5/20/2045	343,442	348,790
Pool# MA2825 3.00%, 5/20/2045	641,073	665,110
Pool# MA2891 3.00%, 6/20/2045	1,691,505	1,754,415
Pool# AO1103 3.50%, 9/20/2045	519,945	546,947
Pool# AO1099 3.50%, 9/20/2045	17,669	18,587
Pool# MA3106 4.00%, 9/20/2045	91,992	97,733
Pool# MA3172 3.00%, 10/20/2045	185,380	191,824
Pool# MA3173 3.50%, 10/20/2045	11,812	12,438
Pool# MA3174 4.00%, 10/20/2045	17,262	18,281
Pool# MA3243 3.00%, 11/20/2045	161,808	167,441
Pool# MA3244 3.50%, 11/20/2045	218,688	229,502
Pool# MA3309 3.00%, 12/20/2045	323,843	335,109
Pool# MA3310 3.50%, 12/20/2045	89,222	93,824
Pool# MA3377 4.00%, 1/20/2046	47,495	50,459
Pool# 784119 3.00%, 2/20/2046	648,588	672,787
Pool# MA3521 3.50%, 3/20/2046	524,812	550,549
Pool# MA3522 4.00%, 3/20/2046	496,675	527,671
Pool# MA3596 3.00%, 4/20/2046	302,135	312,640
Pool# MA3597 3.50%, 4/20/2046	94,249	98,908
Pool# MA3662 3.00%, 5/20/2046	549,205	567,794
Pool# MA3735 3.00%, 6/20/2046	626,633	647,732
Pool# MA3736 3.50%, 6/20/2046	1,810,292	1,895,463
Pool# MA3802 3.00%, 7/20/2046	1,101,295	1,138,968
Pool# MA3804 4.00%, 7/20/2046	44,553	46,903
Pool# MA3873 3.00%, 8/20/2046	1,090,678	1,128,009
Pool# MA3876 4.50%, 8/20/2046	17,468	18,634
Pool# MA3936 3.00%, 9/20/2046	964,435	997,947

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA II Pool (continued)
Pool# MA3939 4.50%, 9/20/2046	$9,751	$10,401
Pool# MA4126 3.00%, 12/20/2046	2,061,651	2,132,746
Pool# MA4127 3.50%, 12/20/2046	453,101	473,101
Pool# MA4194 2.50%, 1/20/2047	386,230	391,296
Pool# MA4196 3.50%, 1/20/2047	62,241	64,933
Pool# MA4261 3.00%, 2/20/2047	480,445	496,619
Pool# MA4262 3.50%, 2/20/2047	3,281,500	3,420,733
Pool# MA4264 4.50%, 2/20/2047	21,663	22,970
Pool# MA4321 3.50%, 3/20/2047	905,649	944,144
Pool# MA4382 3.50%, 4/20/2047	488,570	509,539
Pool# AZ1974 3.50%, 4/20/2047	204,738	215,372
Pool# MA4384 4.50%, 4/20/2047	22,675	23,873
Pool# MA4511 4.00%, 6/20/2047	914,716	959,667
Pool# MA4512 4.50%, 6/20/2047	65,128	68,540
Pool# MA4585 3.00%, 7/20/2047	38,117	39,292
Pool# MA4587 4.00%, 7/20/2047	1,009,263	1,059,023
Pool# BC1888 3.50%, 8/20/2047	307,036	322,985
Pool# MA4652 3.50%, 8/20/2047	266,198	277,277
Pool# 784471 3.50%, 8/20/2047	239,862	252,321
Pool# MA4653 4.00%, 8/20/2047	36,967	38,816
Pool# 784408 3.50%, 10/20/2047	143,088	150,547
Pool# MA4836 3.00%, 11/20/2047	396,853	409,191
Pool# MA4837 3.50%, 11/20/2047	790,596	823,187
Pool# MA4838 4.00%, 11/20/2047	1,955,545	2,051,952
Pool# MA4899 3.00%, 12/20/2047	406,016	418,434
Pool# MA4900 3.50%, 12/20/2047	607,804	631,387
Pool# 784421 3.50%, 12/20/2047	276,067	290,467
Pool# MA4962 3.50%, 1/20/2048	594,549	617,900
Pool# MA5078 4.00%, 3/20/2048	961,576	1,006,588
Pool# 784480 3.50%, 4/20/2048	108,897	114,574

33

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA II Pool (continued)
Pool# 784479 3.50%, 4/20/2048	$68,823	$72,412
Pool# 784481 3.50%, 4/20/2048	24,179	25,379
Pool# MA5137 4.00%, 4/20/2048	387,537	404,688
Pool# BD4034 4.00%, 4/20/2048	65,123	68,710
Pool# MA5139 5.00%, 4/20/2048	99,233	105,411
Pool# MA5192 4.00%, 5/20/2048	1,402,340	1,463,486
Pool# MA5194 5.00%, 5/20/2048	48,542	51,534
Pool# MA5265 4.50%, 6/20/2048	758,270	798,389
Pool# MA5331 4.50%, 7/20/2048	273,000	287,783
Pool# MA5398 4.00%, 8/20/2048	851,190	888,060
Pool# MA5399 4.50%, 8/20/2048	591,389	622,393
Pool# BJ2692 4.00%, 11/20/2048	44,237	45,997
Pool# MA5597 5.00%, 11/20/2048	69,646	73,798
Pool# 784656 4.50%, 12/20/2048	274,727	288,203
Pool# BK2856 4.50%, 12/20/2048	41,779	43,782
Pool# MA5653 5.00%, 12/20/2048	120,024	126,830
Pool# MA5712 5.00%, 1/20/2049	601,900	636,026
Pool# MA5818 4.50%, 3/20/2049	231,559	242,632
Pool# MA5878 5.00%, 4/20/2049	80,691	85,366
Pool# MA5933 5.00%, 5/20/2049	54,527	57,698
Pool# MA5987 4.50%, 6/20/2049	1,121,833	1,179,355
Pool# MA6040 4.00%, 7/20/2049	204,332	213,057
Pool# MA6041 4.50%, 7/20/2049	472,038	496,808
Pool# MA6092 4.50%, 8/20/2049	149,896	157,881
GNMA TBA
2.50%, 11/15/2049	35,000	35,465
3.00%, 11/15/2049	2,233,000	2,298,592
3.50%, 11/15/2049	3,002,000	3,115,513
4.00%, 11/15/2049	2,140,500	2,225,786
4.50%, 11/15/2049	352,000	368,500
5.00%, 11/15/2049	31,000	32,728
UMBS Pool
Pool# 969977 5.00%, 5/1/2023	87,782	90,413
Pool# AA2549 4.00%, 4/1/2024	44,677	46,544

Mortgage-Backed Securities (continued)

	Principal Amount	Value

UMBS Pool (continued)
Pool# 935348 5.50%, 6/1/2024	$9,195	$9,230
Pool# AC1374 4.00%, 8/1/2024	58,625	61,095
Pool# AC1529 4.50%, 9/1/2024	23,753	24,584
Pool# AD0244 4.50%, 10/1/2024	19,997	20,825
Pool# AD4089 4.50%, 5/1/2025	204,996	215,209
Pool# 890216 4.50%, 7/1/2025	34,813	36,557
Pool# AH1361 3.50%, 12/1/2025	134,205	138,979
Pool# AH1518 3.50%, 12/1/2025	65,786	68,117
Pool# AE6384 4.00%, 1/1/2026	12,412	12,937
Pool# AL0298 4.00%, 5/1/2026	191,179	199,775
Pool# AB4277 3.00%, 1/1/2027	593,175	610,145
Pool# AP4746 3.00%, 8/1/2027	95,172	97,924
Pool# AP7855 3.00%, 9/1/2027	598,192	615,450
Pool# AP4640 3.00%, 9/1/2027	64,867	66,744
Pool# AQ5096 3.00%, 11/1/2027	128,055	131,756
Pool# AB6887 3.00%, 11/1/2027	103,842	106,848
Pool# AQ4532 3.00%, 11/1/2027	89,279	91,868
Pool# AQ7406 3.00%, 11/1/2027	66,757	68,694
Pool# AQ3758 3.00%, 11/1/2027	65,070	66,957
Pool# AB6886 3.00%, 11/1/2027	50,160	51,651
Pool# AQ2884 3.00%, 12/1/2027	58,862	60,566
Pool# AS0487 2.50%, 9/1/2028	247,642	251,621
Pool# 930998 4.50%, 4/1/2029	31,137	33,088
Pool# MA0243 5.00%, 11/1/2029	17,209	18,392
Pool# BM1507 2.50%, 12/1/2029	93,995	95,106
Pool# AL8077 3.50%, 12/1/2029	20,763	21,583
Pool# MA0268 5.00%, 12/1/2029	14,661	15,669
Pool# AX7727 2.50%, 3/1/2030	389,945	394,513
Pool# AD5655 5.00%, 5/1/2030	34,490	36,886
Pool# AB1038 5.00%, 5/1/2030	21,736	23,247

34

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

UMBS Pool (continued)
Pool# MA0443 5.00%, 5/1/2030	$20,652	$22,087
Pool# AS5412 2.50%, 7/1/2030	56,694	57,432
Pool# AS5420 3.00%, 7/1/2030	82,056	84,427
Pool# AL7152 3.50%, 7/1/2030	495,002	516,578
Pool# AS5702 2.50%, 8/1/2030	431,051	436,663
Pool# AZ4898 2.50%, 8/1/2030	308,239	312,250
Pool# AY8448 3.00%, 8/1/2030	267,530	275,164
Pool# AZ2953 3.00%, 9/1/2030	325,023	334,318
Pool# AZ5718 3.00%, 9/1/2030	314,195	322,374
Pool# MA0559 5.00%, 9/1/2030	7,273	7,779
Pool# AS6060 3.00%, 10/1/2030	359,398	369,453
Pool# AZ9234 3.50%, 10/1/2030	22,621	23,444
Pool# AS6272 2.50%, 12/1/2030	80,853	81,905
Pool# AH1515 4.00%, 12/1/2030	311,408	329,822
Pool# AD0716 6.50%, 12/1/2030	204,177	228,756
Pool# BA6532 2.50%, 1/1/2031	71,480	72,307
Pool# BM5016 3.00%, 1/1/2031	249,721	257,161
Pool# MA0641 4.00%, 2/1/2031	314,069	332,614
Pool# 560868 7.50%, 2/1/2031	476	482
Pool# BC0774 3.00%, 3/1/2031	59,355	61,237
Pool# AS6919 3.50%, 3/1/2031	61,483	63,758
Pool# BC5968 2.50%, 4/1/2031	94,072	95,238
Pool# BC4430 3.00%, 4/1/2031	26,497	27,218
Pool# AL8566 3.00%, 6/1/2031	75,422	77,600
Pool# AL8565 3.00%, 6/1/2031	65,092	67,033
Pool# AL8561 3.50%, 6/1/2031	49,387	51,881
Pool# AS8028 2.50%, 9/1/2031	243,285	246,461
Pool# BM1888 2.50%, 10/1/2031	698,081	707,077
Pool# MA2775 2.50%, 10/1/2031	496,432	502,905
Pool# AS8038 2.50%, 10/1/2031	266,048	269,518

Mortgage-Backed Securities (continued)

	Principal Amount	Value

UMBS Pool (continued)
Pool# BC4777 2.50%, 10/1/2031	$166,521	$168,693
Pool# AS8612 3.00%, 10/1/2031	97,631	100,124
Pool# 607212 7.50%, 10/1/2031	2,532	2,590
Pool# 607632 6.50%, 11/1/2031	61	67
Pool# MA2830 2.50%, 12/1/2031	185,520	187,941
Pool# BM3814 2.50%, 12/1/2031	125,160	127,004
Pool# AS8609 3.00%, 1/1/2032	97,981	100,608
Pool# AL9786 3.00%, 1/1/2032	65,626	67,763
Pool# AL9585 3.50%, 1/1/2032	24,043	25,259
Pool# BM1036 2.50%, 2/1/2032	805,157	817,862
Pool# BM4624 3.00%, 2/1/2032	87,785	90,536
Pool# AS8767 3.00%, 2/1/2032	83,132	85,614
Pool# AL9740 3.00%, 2/1/2032	42,055	43,311
Pool# AL9871 3.00%, 2/1/2032	33,673	34,770
Pool# BM1007 2.50%, 3/1/2032	208,848	211,568
Pool# AL9899 3.00%, 3/1/2032	127,524	131,336
Pool# BM3269 2.50%, 4/1/2032	206,847	209,569
Pool# MA1029 3.50%, 4/1/2032	281,041	292,667
Pool# AS9695 3.50%, 5/1/2032	112,472	117,695
Pool# BM4088 3.00%, 6/1/2032	78,827	81,142
Pool# 890786 3.50%, 6/1/2032	79,654	83,676
Pool# MA1107 3.50%, 7/1/2032	76,725	79,891
Pool# BH6610 3.50%, 7/1/2032	25,743	26,754
Pool# BM1669 3.00%, 8/1/2032	40,716	42,043
Pool# BH5355 3.50%, 8/1/2032	32,285	33,540
Pool# MA1166 3.50%, 9/1/2032	439,590	457,759
Pool# BM5167 3.50%, 9/1/2032	22,674	23,552
Pool# CA0586 2.50%, 10/1/2032	20,578	20,924
Pool# BH9391 3.50%, 10/1/2032	24,812	25,776
Pool# BM3389 3.00%, 11/1/2032	81,268	83,919

35

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

UMBS Pool (continued)
Pool# BM3977 3.00%, 12/1/2032	$183,778	$189,096
Pool# CA0951 3.00%, 12/1/2032	124,580	127,962
Pool# BM4338 2.50%, 1/1/2033	195,780	198,334
Pool# BM3919 3.00%, 2/1/2033	39,611	40,904
Pool# 656559 6.50%, 2/1/2033	24,339	27,109
Pool# 694846 6.50%, 4/1/2033	7,648	8,519
Pool# AB9402 3.00%, 5/1/2033	202,353	208,843
Pool# AB9403 3.00%, 5/1/2033	82,630	85,280
Pool# AB9300 3.00%, 5/1/2033	71,121	73,385
Pool# MA3372 4.00%, 5/1/2033	56,112	58,523
Pool# 254767 5.50%, 6/1/2033	486,941	544,923
Pool# MA1527 3.00%, 8/1/2033	407,515	420,585
Pool# 750229 6.50%, 10/1/2033	19,916	22,183
Pool# 725228 6.00%, 3/1/2034	507,676	583,726
Pool# 725424 5.50%, 4/1/2034	551,737	621,391
Pool# QN0248 3.00%, 7/1/2034	96,989	99,365
Pool# MA3739 3.50%, 8/1/2034	244,895	253,741
Pool# SB0069 3.00%, 9/1/2034	2,002,945	2,061,420
Pool# 788027 6.50%, 9/1/2034	16,715	18,618
Pool# 735141 5.50%, 1/1/2035	281,871	317,405
Pool# 735227 5.50%, 2/1/2035	314,145	353,698
Pool# AL4260 5.50%, 9/1/2036	40,297	45,391
Pool# 310104 5.50%, 8/1/2037	303,434	341,724
Pool# 955194 7.00%, 11/1/2037	153,325	179,641
Pool# MA3464 3.50%, 9/1/2038	209,773	217,561
Pool# AB1735 3.50%, 11/1/2040	7,674	7,879
Pool# AB2067 3.50%, 1/1/2041	378,892	398,080
Pool# AB2068 3.50%, 1/1/2041	221,665	232,596
Pool# 932888 3.50%, 1/1/2041	123,549	131,114
Pool# 932891 3.50%, 1/1/2041	22,356	23,480

Mortgage-Backed Securities (continued)

	Principal Amount	Value

UMBS Pool (continued)
Pool# AL6521 5.00%, 4/1/2041	$757,948	$836,959
Pool# AL5863 4.50%, 6/1/2041	481,957	522,022
Pool# AI9920 4.00%, 9/1/2041	13,815	14,335
Pool# AI9851 4.50%, 9/1/2041	53,298	57,783
Pool# AL0761 5.00%, 9/1/2041	549,730	605,999
Pool# AJ5431 4.50%, 10/1/2041	107,387	116,436
Pool# AL0933 5.00%, 10/1/2041	106,140	116,971
Pool# AJ4861 4.00%, 12/1/2041	202,118	215,835
Pool# AX5316 4.50%, 1/1/2042	18,892	20,482
Pool# AL2499 4.50%, 1/1/2042	8,587	9,331
Pool# AX5297 5.00%, 1/1/2042	24,695	27,255
Pool# AW8167 3.50%, 2/1/2042	512,582	537,821
Pool# AB5185 3.50%, 5/1/2042	355,167	372,565
Pool# AO3575 4.50%, 5/1/2042	60,377	64,416
Pool# 890621 5.00%, 5/1/2042	71,680	79,045
Pool# AO4647 3.50%, 6/1/2042	601,762	631,572
Pool# AO8036 4.50%, 7/1/2042	751,996	805,473
Pool# AP2092 4.50%, 8/1/2042	32,521	34,198
Pool# AP6579 3.50%, 9/1/2042	689,525	723,634
Pool# AP7489 4.00%, 9/1/2042	454,898	485,051
Pool# AP6756 4.00%, 9/1/2042	14,687	15,604
Pool# AL2782 4.50%, 9/1/2042	79,856	86,575
Pool# AB6524 3.50%, 10/1/2042	1,135,606	1,191,858
Pool# AB7074 3.00%, 11/1/2042	939,691	969,235
Pool# AP8785 3.00%, 11/1/2042	130,376	134,486
Pool# AB6786 3.50%, 11/1/2042	384,665	403,719
Pool# AL2677 3.50%, 11/1/2042	173,782	182,348
Pool# AB7362 3.00%, 12/1/2042	515,547	531,784
Pool# MA1273 3.50%, 12/1/2042	276,332	290,021
Pool# AR4210 3.50%, 1/1/2043	237,150	248,891

36

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

UMBS Pool (continued)
Pool# AR8213 3.50%, 4/1/2043	$236,627	$248,341
Pool# AB9238 3.00%, 5/1/2043	649,200	669,647
Pool# AB9237 3.00%, 5/1/2043	459,690	474,192
Pool# AB9236 3.00%, 5/1/2043	108,818	112,318
Pool# AB9362 3.50%, 5/1/2043	472,770	496,761
Pool# AT4145 3.00%, 6/1/2043	217,815	224,687
Pool# AB9814 3.00%, 7/1/2043	620,632	640,212
Pool# AS0203 3.00%, 8/1/2043	274,016	282,519
Pool# AS0255 4.50%, 8/1/2043	208,331	225,523
Pool# AS0516 3.00%, 9/1/2043	285,851	294,574
Pool# AL6951 3.50%, 10/1/2043	418,272	438,942
Pool# BM4222 3.00%, 1/1/2044	393,983	406,389
Pool# AS2276 4.50%, 4/1/2044	352,068	378,199
Pool# AW1006 4.00%, 5/1/2044	149,365	161,308
Pool# AL7767 4.50%, 6/1/2044	12,165	13,184
Pool# AS3161 4.00%, 8/1/2044	423,290	447,401
Pool# BM4650 3.00%, 10/1/2044	720,167	742,946
Pool# CA0688 3.50%, 10/1/2044	241,309	253,149
Pool# BC5090 4.00%, 10/1/2044	60,037	63,600
Pool# AS3946 4.00%, 12/1/2044	557,541	597,404
Pool# AL8303 3.00%, 1/1/2045	129,883	133,973
Pool# BM4384 4.00%, 1/1/2045	151,634	160,583
Pool# BM3611 4.00%, 1/1/2045	104,909	111,865
Pool# BM3804 3.50%, 2/1/2045	43,883	46,042
Pool# AL9555 4.00%, 2/1/2045	1,365,568	1,459,607
Pool# AX9524 4.00%, 2/1/2045	429,779	467,197
Pool# AS4418 4.00%, 2/1/2045	304,310	330,801
Pool# AS4375 4.00%, 2/1/2045	213,223	231,787
Pool# AL6889 4.50%, 2/1/2045	88,774	96,324
Pool# BM3931 3.00%, 3/1/2045	88,773	91,517

Mortgage-Backed Securities (continued)

	Principal Amount	Value

UMBS Pool (continued)
Pool# AY1312 3.50%, 3/1/2045	$869,825	$918,074
Pool# AS4578 4.00%, 3/1/2045	144,171	156,723
Pool# BM3664 3.00%, 5/1/2045	393,963	406,356
Pool# AS4921 3.50%, 5/1/2045	584,875	614,941
Pool# AS5012 4.00%, 5/1/2045	566,759	616,101
Pool# BM5562 4.00%, 6/1/2045	136,772	145,282
Pool# AL7207 4.50%, 8/1/2045	109,760	119,111
Pool# AZ2947 4.00%, 9/1/2045	345,595	365,279
Pool# BA2164 3.00%, 11/1/2045	91,561	94,153
Pool# AS6213 4.00%, 11/1/2045	33,742	35,636
Pool# AS6282 3.50%, 12/1/2045	1,025,382	1,077,979
Pool# AS6311 3.50%, 12/1/2045	801,776	835,815
Pool# BC0326 3.50%, 12/1/2045	186,916	194,829
Pool# AS6362 4.50%, 12/1/2045	22,483	24,121
Pool# AS6474 3.50%, 1/1/2046	136,957	145,770
Pool# AS6539 3.50%, 1/1/2046	122,138	129,995
Pool# AS6527 4.00%, 1/1/2046	122,115	129,013
Pool# BC2667 4.00%, 2/1/2046	35,374	36,939
Pool# AL9781 4.50%, 2/1/2046	185,724	201,110
Pool# BM4621 3.50%, 3/1/2046	113,135	118,700
Pool# BA6972 4.00%, 3/1/2046	41,251	43,559
Pool# BC0823 3.50%, 4/1/2046	182,952	190,734
Pool# AS7026 4.00%, 4/1/2046	221,207	233,491
Pool# AS7251 4.00%, 5/1/2046	281,996	297,218
Pool# AL8833 4.00%, 6/1/2046	150,411	163,502
Pool# AS7593 3.50%, 7/1/2046	716,047	748,305
Pool# AS7594 3.50%, 7/1/2046	668,457	698,571
Pool# AS7545 3.50%, 7/1/2046	286,390	298,339
Pool# AL8824 3.50%, 7/1/2046	86,502	92,067
Pool# BC1452 4.00%, 7/1/2046	856,859	903,456

37

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

UMBS Pool (continued)
Pool# MA2705 3.00%, 8/1/2046	$500,782	$513,985
Pool# BC1489 3.00%, 8/1/2046	44,241	45,553
Pool# BD4890 3.50%, 8/1/2046	598,714	623,024
Pool# AS7760 4.00%, 8/1/2046	189,981	202,007
Pool# AS7648 4.00%, 8/1/2046	151,832	158,543
Pool# AS7795 4.00%, 8/1/2046	123,236	129,797
Pool# BD3911 4.00%, 8/1/2046	19,258	20,086
Pool# BD3923 4.00%, 8/1/2046	15,959	16,778
Pool# AS7770 4.50%, 8/1/2046	21,109	22,413
Pool# AL8947 3.50%, 9/1/2046	27,938	29,422
Pool# AL9263 3.00%, 10/1/2046	96,037	98,591
Pool# BM3932 3.50%, 10/1/2046	195,300	203,350
Pool# AL9234 3.50%, 10/1/2046	48,897	52,043
Pool# BC4766 4.50%, 10/1/2046	32,822	34,884
Pool# AS8154 4.50%, 10/1/2046	21,848	23,231
Pool# BC9003 3.00%, 11/1/2046	134,109	137,675
Pool# MA2806 3.00%, 11/1/2046	107,349	110,197
Pool# AS8369 3.50%, 11/1/2046	534,822	558,943
Pool# BE5067 3.50%, 11/1/2046	411,262	428,747
Pool# BE5038 4.00%, 11/1/2046	23,341	25,571
Pool# MA2833 3.00%, 12/1/2046	2,583,740	2,651,832
Pool# AS8483 3.00%, 12/1/2046	686,663	704,638
Pool# BC9067 3.00%, 12/1/2046	126,263	129,594
Pool# AS8488 3.00%, 12/1/2046	125,064	128,776
Pool# AS8509 3.00%, 12/1/2046	25,418	26,345
Pool# BM1121 3.50%, 12/1/2046	457,822	483,190
Pool# AS8572 3.50%, 12/1/2046	396,013	411,386
Pool# AS8417 3.50%, 12/1/2046	183,086	190,256
Pool# AS8492 3.50%, 12/1/2046	103,315	109,962
Pool# AS8650 3.00%, 1/1/2047	880,867	903,744

Mortgage-Backed Securities (continued)

	Principal Amount	Value

UMBS Pool (continued)
Pool# AL9697 3.00%, 1/1/2047	$325,345	$334,998
Pool# AS8647 3.00%, 1/1/2047	243,299	249,718
Pool# BE5775 3.00%, 1/1/2047	193,752	198,784
Pool# AS8692 3.50%, 1/1/2047	260,094	270,750
Pool# BM3204 3.50%, 1/1/2047	186,433	198,414
Pool# BD2440 3.50%, 1/1/2047	64,955	67,489
Pool# AL9774 3.50%, 1/1/2047	64,031	68,383
Pool# BE7115 4.50%, 1/1/2047	10,456	11,053
Pool# MA2895 3.00%, 2/1/2047	3,403,981	3,492,905
Pool# BM3688 3.50%, 2/1/2047	418,255	435,678
Pool# BD5046 3.50%, 2/1/2047	75,905	78,955
Pool# AL9859 3.00%, 3/1/2047	576,754	592,035
Pool# AL9848 3.00%, 3/1/2047	340,857	349,844
Pool# AS8966 4.00%, 3/1/2047	65,339	68,604
Pool# AS8979 4.50%, 3/1/2047	43,657	46,824
Pool# BM3707 2.50%, 4/1/2047	90,171	90,222
Pool# AS9463 3.50%, 4/1/2047	351,771	371,223
Pool# AS9451 3.50%, 4/1/2047	330,175	342,150
Pool# BD7122 4.00%, 4/1/2047	608,688	639,413
Pool# AS9467 4.00%, 4/1/2047	18,954	20,158
Pool# AS9470 4.50%, 4/1/2047	151,132	161,965
Pool# BH0304 4.50%, 4/1/2047	22,354	23,599
Pool# AS9562 3.00%, 5/1/2047	63,146	64,740
Pool# BM3237 3.50%, 5/1/2047	233,001	247,189
Pool# AS9577 3.50%, 5/1/2047	198,267	208,790
Pool# AS9586 4.00%, 5/1/2047	1,059,905	1,135,462
Pool# BM1268 4.00%, 5/1/2047	312,878	332,813
Pool# BE3670 3.50%, 6/1/2047	421,297	437,333
Pool# AS9794 3.50%, 6/1/2047	193,159	204,718
Pool# BM3549 4.00%, 6/1/2047	262,759	277,368

38

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

UMBS Pool (continued)
Pool# BE3702 4.00%, 6/1/2047	$168,463	$177,256
Pool# BM1295 4.50%, 6/1/2047	144,056	154,318
Pool# BE9624 4.50%, 6/1/2047	88,041	93,031
Pool# BM3801 3.00%, 7/1/2047	303,418	311,452
Pool# BM1551 3.50%, 7/1/2047	258,152	272,457
Pool# AS9909 3.50%, 7/1/2047	142,426	150,244
Pool# AS9973 4.00%, 7/1/2047	21,100	22,026
Pool# 890673 3.00%, 8/1/2047	243,414	250,007
Pool# MA3087 3.50%, 8/1/2047	511,226	529,850
Pool# BM1658 3.50%, 8/1/2047	249,095	261,751
Pool# CA0240 3.50%, 8/1/2047	200,000	207,493
Pool# BH7375 3.50%, 8/1/2047	148,085	153,517
Pool# CA0123 4.00%, 8/1/2047	318,108	339,850
Pool# BH2597 4.00%, 8/1/2047	212,687	223,457
Pool# CA0133 4.00%, 8/1/2047	92,609	97,043
Pool# CA0407 3.50%, 9/1/2047	412,106	427,281
Pool# CA0265 4.00%, 9/1/2047	661,615	695,119
Pool# BH4004 4.00%, 9/1/2047	236,395	248,365
Pool# CA0392 4.00%, 9/1/2047	109,287	114,659
Pool# BM3556 4.00%, 9/1/2047	43,537	47,596
Pool# CA0487 3.50%, 10/1/2047	739,226	766,430
Pool# BM1959 3.50%, 10/1/2047	263,197	280,114
Pool# CA0493 4.00%, 10/1/2047	513,785	539,645
Pool# CA0549 4.00%, 10/1/2047	138,860	146,104
Pool# CA0496 4.50%, 10/1/2047	164,138	177,959
Pool# CA0623 4.50%, 10/1/2047	39,416	41,576
Pool# CA0693 3.50%, 11/1/2047	602,356	622,095
Pool# BM3358 3.50%, 11/1/2047	68,134	72,943
Pool# CA0696 4.00%, 11/1/2047	488,072	509,642
Pool# CA0808 4.00%, 11/1/2047	149,990	157,432

Mortgage-Backed Securities (continued)

	Principal Amount	Value

UMBS Pool (continued)
Pool# BM3191 4.00%, 11/1/2047	$53,404	$55,709
Pool# BM3379 3.00%, 12/1/2047	401,179	412,751
Pool# BJ1699 4.00%, 12/1/2047	180,674	191,472
Pool# MA3238 3.50%, 1/1/2048	475,000	491,912
Pool# CA1015 4.00%, 1/1/2048	273,820	286,603
Pool# CA1025 4.50%, 1/1/2048	905,645	956,868
Pool# CA1242 3.50%, 2/1/2048	115,198	122,529
Pool# MA3277 4.00%, 2/1/2048	372,731	390,317
Pool# BK1972 4.50%, 3/1/2048	45,242	48,650
Pool# CA1510 3.50%, 4/1/2048	153,717	159,128
Pool# CA1531 3.50%, 4/1/2048	45,790	48,578
Pool# CA1551 4.00%, 4/1/2048	2,471,366	2,584,238
Pool# CA1560 4.50%, 4/1/2048	100,297	107,309
Pool# BJ2681 5.00%, 4/1/2048	31,657	33,864
Pool# BM4024 3.50%, 5/1/2048	23,798	25,329
Pool# MA3358 4.50%, 5/1/2048	484,905	511,700
Pool# MA3384 4.00%, 6/1/2048	82,797	86,517
Pool# CA1898 4.50%, 6/1/2048	155,958	168,855
Pool# CA1951 4.00%, 7/1/2048	146,350	152,827
Pool# CA1988 4.50%, 7/1/2048	122,994	129,673
Pool# BK6577 4.50%, 7/1/2048	30,883	32,568
Pool# CA2065 5.00%, 7/1/2048	79,434	85,913
Pool# BK4766 4.50%, 8/1/2048	378,547	405,475
Pool# CA2216 5.00%, 8/1/2048	94,617	103,054
Pool# CA2376 4.00%, 9/1/2048	310,615	322,957
Pool# MA3495 4.00%, 10/1/2048	494,158	513,387
Pool# BM4664 4.50%, 10/1/2048	111,564	119,416
Pool# FM1001 3.50%, 11/1/2048	57,000	59,007
Pool# MA3521 4.00%, 11/1/2048	379,212	393,674
Pool# ZT1321 4.50%, 11/1/2048	460,840	484,863

39

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

UMBS Pool (continued)
Pool# MA3536 4.00%, 12/1/2048	$387,490	$402,125
Pool# BN0340 4.50%, 12/1/2048	497,850	523,177
Pool# CA2779 4.50%, 12/1/2048	134,966	144,568
Pool# BN3944 4.00%, 1/1/2049	89,713	94,823
Pool# BN6135 4.00%, 2/1/2049	202,853	211,190
Pool# ZA6536 4.00%, 3/1/2049	70,074	72,950
Pool# ZA6380 4.00%, 3/1/2049	60,287	62,663
Pool# CA3387 4.00%, 4/1/2049	222,473	236,958
Pool# CA3382 5.00%, 4/1/2049	49,762	54,199
Pool# CA3489 4.00%, 5/1/2049	133,504	142,359
Pool# MA3665 4.50%, 5/1/2049	378,829	398,488
Pool# FM1051 4.50%, 5/1/2049	205,091	216,654
Pool# CA3669 4.00%, 6/1/2049	256,060	271,409
Pool# CA3639 4.00%, 6/1/2049	104,757	110,813
Pool# CA3825 4.00%, 7/1/2049	66,996	71,765
Pool# CA3844 4.50%, 7/1/2049	358,593	378,767
Pool# CA4030 4.00%, 8/1/2049	660,718	687,738
Pool# CA4035 4.50%, 8/1/2049	236,059	249,333
Pool# BJ9610 4.00%, 9/1/2049	300,000	311,873
UMBS, 15 Year, Single Family TBA
4.00%, 11/25/2033	625,000	651,533
2.50%, 11/25/2034	1,071,000	1,082,505
3.00%, 11/25/2034	737,598	755,260
3.50%, 11/25/2034	1,436,000	1,487,550
UMBS, 30 Year, Single Family TBA
2.50%, 11/25/2049	306,000	304,267
3.00%, 11/25/2049	3,875,000	3,937,519
3.50%, 11/25/2049	8,496,000	8,723,002
4.00%, 11/25/2049	3,423,504	3,552,688
4.50%, 11/25/2049	2,071,000	2,178,271
5.50%, 11/25/2049	23,000	24,794

Total Mortgage-Backed Securities (cost $224,987,841)		229,470,615

Municipal Bonds 0.7%
California 0.3%
Bay Area Toll Authority, RB
Series F-2, 6.26%, 4/1/2049	150,000	234,258
Series S-3, 6.91%, 10/1/2050	100,000	166,089
California State, GO, 7.60%, 11/1/2040	100,000	168,730

Municipal Bonds (continued)

	Principal Amount	Value

California (continued)
East Bay Municipal Utility District, RB, 5.87%, 6/1/2040	$100,000	$139,618
Los Angeles Community College District, GO, 6.75%, 8/1/2049	100,000	166,460
Los Angeles Unified School District, GO, Series RY, 6.76%, 7/1/2034	100,000	140,211
Los Angeles, Department of Water & Power, RB, Series D, 6.57%, 7/1/2045	210,000	328,190
San Diego County Water Authority, RB, Series B, 6.14%, 5/1/2049	125,000	182,354
Santa Clara Valley Transportation Authority, RB, Series A, 5.88%, 4/1/2032	200,000	249,620
State of California, GO
7.55%, 4/1/2039	125,000	205,019
7.63%, 3/1/2040	220,000	358,309
University of California, RB
Series AX, 3.06%, 7/1/2025	50,000	52,544
Series R, 5.77%, 5/15/2043	50,000	68,440
Series AD, 4.86%, 5/15/2112	200,000	259,216

		2,719,058

Connecticut 0.0%†
State of Connecticut, GO, Series D, 5.09%, 10/1/2030	200,000	231,894

Georgia 0.0%†
Municipal Electric Authority of Georgia, Refunding, RB, Series A, 6.66%, 4/1/2057	149,000	216,096

Illinois 0.1%
State of Illinois, GO, 5.10%, 6/1/2033	435,000	470,318

Massachusetts 0.0%†
Commonwealth of Massachusetts, RB, Series A, 5.73%, 6/1/2040	150,000	200,407

New Jersey 0.1%
New Jersey Economic Development Authority, RB, NATL-RE Insured, Series A, 7.43%, 2/15/2029	150,000	191,050
New Jersey Turnpike Authority, RB, Series F, 7.41%, 1/1/2040	165,000	264,221
Rutgers-State University of New Jersey, RB, Series H, 5.67%, 5/1/2040	250,000	327,813

		783,084

New York 0.1%
Metropolitan Transportation Authority, RB, Series C, 7.34%, 11/15/2039	140,000	220,681
New York City Municipal Water Finance Authority, Water and Sewer System Revenue Taxable, Second General Resolution, RB, 5.88%, 6/15/2044	100,000	146,825

40

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Index Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Value

New York (continued)
New York City Transitional Finance Authority, Future Tax Secured, RB, Series B, 5.57%, 11/1/2038	$100,000	$128,949
Port Authority of New York & New Jersey, RB
6.04%, 12/1/2029	300,000	394,110
4.46%, 10/1/2062	100,000	126,155

		1,016,720

Oregon 0.0%†
Oregon School Boards Association, Limited Tax Pension, GO, AGM Insured, 5.53%, 6/30/2028	200,000	237,246

Texas 0.1%
Dallas Independent School District, Texas School Building, GO, PSF-GTD, Series C, 6.45%, 2/15/2035	150,000	157,933
Texas State Taxable Build America Bond, GO, 5.52%, 4/1/2039	50,000	68,320
Texas Transportation Commission, RB, Series B, 5.18%, 4/1/2030	100,000	122,254

		348,507

Wisconsin 0.0%†
State of Wisconsin Bond, RB, Series C, 3.15%, 5/1/2027	20,000	21,075

Total Municipal Bonds (cost $5,001,071)		6,244,405

Supranational 1.2%
Asian Development Bank
1.75%, 6/8/2021	500,000	500,717
2.63%, 1/30/2024	500,000	520,822
2.50%, 11/2/2027	500,000	528,884
2.75%, 1/19/2028	200,000	215,443
European Bank for Reconstruction & Development, 2.75%, 3/7/2023	250,000	259,267
European Investment Bank
1.63%, 6/15/2021	500,000	499,819
1.38%, 9/15/2021	750,000	746,603
2.13%, 10/15/2021	250,000	252,447
2.25%, 3/15/2022	750,000	761,420
2.63%, 3/15/2024	500,000	521,385
2.50%, 10/15/2024	500,000	520,830
Inter-American Development Bank
1.88%, 3/15/2021	250,000	250,774
2.13%, 1/18/2022	500,000	505,582
1.75%, 9/14/2022	250,000	251,215
2.63%, 1/16/2024	500,000	520,105
2.00%, 6/2/2026	200,000	203,898
International Bank for Reconstruction & Development
2.75%, 7/23/2021	500,000	509,575
1.38%, 9/20/2021	500,000	497,685
7.63%, 1/19/2023	677,000	802,351
3.00%, 9/27/2023	250,000	263,307

Supranational (continued)

	Principal Amount	Value

International Bank for Reconstruction & Development (continued)
2.50%, 3/19/2024	$500,000	$519,198
2.50%, 7/29/2025	250,000	262,067
International Finance Corp., 2.25%, 1/25/2021	500,000	503,454

Total Supranational (cost $10,108,749)		10,416,848

U.S. Government Agency Securities 1.3%
FFCB, 2.85%, 9/20/2021	745,000	762,180
FHLB
3.63%, 6/11/2021	1,200,000	1,238,870
3.13%, 6/13/2025	1,075,000	1,160,839
5.50%, 7/15/2036	300,000	433,268
FHLMC
2.38%, 2/16/2021	2,000,000	2,020,586
1.13%, 8/12/2021	1,137,000	1,127,957
2.38%, 1/13/2022	1,650,000	1,678,568
6.75%, 9/15/2029	388,000	555,158
6.75%, 3/15/2031	400,000	591,452
6.25%, 7/15/2032	365,000	537,745
FNMA
2.63%, 1/11/2022	355,000	363,062
6.25%, 5/15/2029	500,000	689,672
Tennessee Valley Authority, 4.88%, 1/15/2048	300,000	422,740

Total U.S. Government Agency Securities (cost $10,721,653)		11,582,097

U.S. Treasury Obligations 38.6%
U.S. Treasury Bonds
8.13%, 8/15/2021	1,800,000	2,006,227
7.13%, 2/15/2023	1,000,000	1,178,750
6.25%, 8/15/2023	869,000	1,019,310
6.00%, 2/15/2026	1,444,500	1,825,374
5.50%, 8/15/2028	5,300,000	6,961,219
5.25%, 11/15/2028	1,000,000	1,300,117
4.50%, 5/15/2038	500,000	698,809
4.50%, 8/15/2039	185,000	260,597
4.38%, 11/15/2039	1,080,000	1,499,133
3.88%, 8/15/2040	600,000	784,008
4.25%, 11/15/2040	500,000	686,172
3.75%, 8/15/2041	3,250,000	4,184,375
3.13%, 11/15/2041	2,000,000	2,355,859
3.13%, 2/15/2042	2,650,000	3,122,135
3.13%, 2/15/2043	1,750,000	2,062,607
3.63%, 8/15/2043	2,000,000	2,549,609
3.75%, 11/15/2043	1,850,000	2,405,145
3.63%, 2/15/2044	800,000	1,022,437
3.38%, 5/15/2044	1,700,000	2,094,254
3.13%, 8/15/2044	2,400,000	2,843,812
3.00%, 11/15/2044	7,000,000	8,130,117
2.88%, 8/15/2045	2,500,000	2,848,340
3.00%, 11/15/2045	3,200,000	3,732,125
2.50%, 2/15/2046	4,200,000	4,471,687
2.50%, 5/15/2046	2,950,000	3,141,059
2.25%, 8/15/2046	6,000,000	6,083,906
2.88%, 11/15/2046	2,700,000	3,088,230

41

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Index Fund (Continued)

U.S. Treasury Obligations (continued)

	Principal Amount	Value

U.S. Treasury Bonds (continued)
3.00%, 2/15/2047	$400,000	$468,594
3.00%, 5/15/2047	1,600,000	1,873,500
2.75%, 8/15/2047	1,000,000	1,118,750
3.00%, 8/15/2048	1,250,000	1,469,385
2.25%, 8/15/2049	1,200,000	1,219,031
U.S. Treasury Notes
1.75%, 12/31/2020	4,000,000	4,005,781
2.38%, 12/31/2020	3,000,000	3,025,781
2.13%, 1/31/2021	3,000,000	3,019,688
2.25%, 2/15/2021	6,000,000	6,049,922
3.63%, 2/15/2021	2,500,000	2,564,453
2.50%, 2/28/2021	10,000,000	10,116,797
2.25%, 3/31/2021	3,000,000	3,027,305
2.25%, 4/30/2021	2,000,000	2,019,297
3.13%, 5/15/2021	1,250,000	1,278,955
1.38%, 5/31/2021	2,000,000	1,993,125
1.13%, 6/30/2021	2,000,000	1,984,922
2.13%, 6/30/2021	3,500,000	3,531,309
2.25%, 7/31/2021	5,000,000	5,057,812
2.13%, 8/15/2021	1,500,000	1,514,355
1.50%, 9/30/2021	1,750,000	1,748,359
2.88%, 10/15/2021	6,500,000	6,663,516
1.25%, 10/31/2021	4,000,000	3,975,312
1.75%, 11/30/2021	2,000,000	2,008,125
2.00%, 12/31/2021	2,000,000	2,019,141
1.50%, 1/31/2022	2,000,000	1,998,594
1.75%, 2/28/2022	3,000,000	3,014,531
1.75%, 3/31/2022	1,000,000	1,005,234
1.75%, 4/30/2022	2,000,000	2,010,781
1.88%, 4/30/2022	2,000,000	2,016,719
1.75%, 5/15/2022	1,700,000	1,709,563
1.75%, 5/31/2022	2,000,000	2,011,406
1.75%, 6/30/2022	1,000,000	1,006,211
2.13%, 6/30/2022	500,000	507,891
1.88%, 7/31/2022	4,000,000	4,037,344
2.00%, 7/31/2022	3,000,000	3,038,789
1.63%, 8/15/2022	5,200,000	5,215,844
1.63%, 8/31/2022	1,750,000	1,755,127
1.88%, 8/31/2022	3,500,000	3,534,863
1.75%, 9/30/2022	2,000,000	2,013,359
1.88%, 9/30/2022	500,000	505,176
1.38%, 10/15/2022	3,500,000	3,485,645
2.00%, 11/30/2022	1,400,000	1,419,852
2.13%, 12/31/2022	4,500,000	4,584,023
1.50%, 2/28/2023	1,000,000	999,219
1.50%, 3/31/2023	2,500,000	2,498,633
1.63%, 5/31/2023	2,000,000	2,007,031
1.38%, 6/30/2023	2,700,000	2,685,656
2.50%, 8/15/2023	3,800,000	3,935,375
1.38%, 8/31/2023	3,700,000	3,680,344
2.75%, 8/31/2023	2,000,000	2,090,547
2.13%, 11/30/2023	3,900,000	3,991,406
2.25%, 12/31/2023	11,500,000	11,831,523
2.25%, 1/31/2024	4,800,000	4,941,375
2.75%, 2/15/2024	4,500,000	4,727,285
2.13%, 3/31/2024	4,500,000	4,613,730
2.00%, 4/30/2024	2,000,000	2,040,078
2.25%, 4/30/2024	2,700,000	2,784,059
2.50%, 5/15/2024	1,700,000	1,771,719
2.00%, 5/31/2024	3,500,000	3,574,375
2.00%, 6/30/2024	2,500,000	2,551,660

U.S. Treasury Obligations (continued)

	Principal Amount	Value

U.S. Treasury Notes (continued)
2.13%, 7/31/2024	$1,500,000	$1,540,020
2.38%, 8/15/2024	3,250,000	3,374,414
1.88%, 8/31/2024	1,000,000	1,015,703
2.13%, 9/30/2024	2,500,000	2,568,652
2.25%, 10/31/2024	1,000,000	1,033,867
2.25%, 11/15/2024	6,160,000	6,368,141
2.13%, 11/30/2024	1,200,000	1,233,516
2.50%, 1/31/2025	1,500,000	1,571,484
2.00%, 2/15/2025	6,500,000	6,645,234
2.63%, 3/31/2025	3,200,000	3,375,625
2.13%, 5/15/2025	1,600,000	1,646,812
2.00%, 8/15/2025	2,000,000	2,046,484
3.00%, 10/31/2025	500,000	540,254
2.25%, 11/15/2025	1,500,000	1,556,895
1.63%, 2/15/2026	1,500,000	1,502,578
1.63%, 5/15/2026	3,000,000	3,004,805
1.50%, 8/15/2026	6,400,000	6,357,250
2.00%, 11/15/2026	1,000,000	1,026,367
2.25%, 2/15/2027	5,300,000	5,533,531
2.38%, 5/15/2027	4,000,000	4,217,188
2.25%, 8/15/2027	3,500,000	3,660,098
2.25%, 11/15/2027	10,370,000	10,850,828
2.75%, 2/15/2028	1,000,000	1,085,508
2.88%, 5/15/2028	3,000,000	3,290,742
2.88%, 8/15/2028	3,000,000	3,295,547
2.63%, 2/15/2029	1,657,000	1,791,502
2.38%, 5/15/2029	2,000,000	2,120,703
1.63%, 8/15/2029	1,500,000	1,491,035

Total U.S. Treasury Obligations (cost $318,265,150)		333,448,378

Total Investments (cost $812,461,280) — 98.6%		852,186,044

Other assets in excess of liabilities — 1.4%		12,056,069

NET ASSETS — 100.0%		$864,242,113

†	Amount rounds to less than 0.1%.

(a)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 7 for further information. The interest rate shown was the current rate as of October 31, 2019.

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at October 31, 2019 was $4,827,814 which represents 0.56% of net assets.

(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2019.

42

Statement of Investments (Continued)

October 31, 2019

Nationwide Bond Index Fund (Continued)

(d)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2019.

(e)	Investment in affiliate.

ACES	Alternative Credit Enhancement Services

AGM	Assured Guaranty Municipal Corp.

FFCB	Federal Farm Credit Bank

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

NATL	National Public Finance Guarantee Corp.

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

RE	Reinsured

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

SOFR	Secured Overnight Financing Rate

TBA	To Be Announced; Security is subject to delayed delivery

UMBS	Uniform Mortgage-Backed Securities

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

43

Statement of Assets and Liabilities

October 31, 2019

Nationwide Bond Index Fund
Assets:
Investment security of affiliated issuer, at value (cost $43,860)	$87,192
Investment securities of unaffiliated issuers, at value (cost $812,417,420)	852,098,852
Cash	38,543,710
Interest receivable	5,115,904
Securities lending income receivable	3
Receivable for investments sold	20,639,093
Receivable for capital shares issued	298,939
Reclaims receivable	312
Prepaid expenses	20,796

Total Assets	916,804,801

Liabilities:
Payable for investments purchased	51,455,873
Distributions payable	75,127
Payable for capital shares redeemed	704,146
Accrued expenses and other payables:
Investment advisory fees	120,882
Fund administration fees	34,528
Distribution fees	48,180
Administrative servicing fees	27,111
Accounting and transfer agent fees	11,655
Trustee fees	3,580
Custodian fees	12,317
Compliance program costs (Note 3)	1,191
Professional fees	47,631
Printing fees	11,620
Other	8,847

Total Liabilities	52,562,688

Net Assets	$864,242,113

Represented by:
Capital	$833,449,880
Total distributable earnings (loss)	30,792,233

Net Assets	$864,242,113

Net Assets:
Class A Shares	$226,260,387
Class C Shares	1,037,563
Class R6 Shares	629,549,890
Institutional Service Class Shares	7,394,273

Total	$864,242,113

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	19,900,128
Class C Shares	91,253
Class R6 Shares	55,481,205
Institutional Service Class Shares	651,750

Total	76,124,336

44

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide Bond Index Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.37
Class C Shares (b)	$11.37
Class R6 Shares	$11.35
Institutional Service Class Shares	$11.35
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.63

Maximum Sales Charge:
Class A Shares	2.25%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

45

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Bond Index Fund
INVESTMENT INCOME:
Interest income from unaffiliated issuers	$23,998,231
Interest income from affiliated issuer	5,063
Income from securities lending (Note 2)	626

Total Income	24,003,920

EXPENSES:
Investment advisory fees	1,531,052
Fund administration fees	283,308
Distribution fees Class A	539,678
Distribution fees Class C	12,343
Administrative servicing fees Class A	360,365
Administrative servicing fees Class C	1,234
Administrative servicing fees Institutional Service Class	14,352
Registration and filing fees	58,399
Professional fees	83,105
Printing fees	17,787
Trustee fees	29,952
Custodian fees	40,016
Accounting and transfer agent fees	62,903
Compliance program costs (Note 3)	4,223
Other	22,975

Total expenses before fees waived	3,061,692

Investment advisory fees waived (Note 3)	(114,448)

Net Expenses	2,947,244

NET INVESTMENT INCOME	21,056,676

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities of unaffiliated issuers	2,613,922
Closed short positions in securities (Note 2)	(18,572)

Net realized gains	2,595,350

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	6,940
Investment securities of unaffiliated issuers	63,726,940

Net change in unrealized appreciation/depreciation	63,733,880

Net realized/unrealized gains	66,329,230

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$87,385,906

The accompanying notes are an integral part of these financial statements.

46

Statements of Changes in Net Assets

	Nationwide Bond Index Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$21,056,676	$21,170,642
Net realized gains (losses)	2,595,350	(8,282,249)
Net change in unrealized appreciation/depreciation	63,733,880	(36,393,047)

Change in net assets resulting from operations	87,385,906	(23,504,654)

Distributions to Shareholders From:
Distributable earnings:
Class A	(5,091,134)	(4,656,012)
Class C	(20,654)	(20,737)
Class R6	(16,806,642)	(17,478,413)
Institutional Service Class	(144,793)	(53,505)

Change in net assets from shareholder distributions	(22,063,223)	(22,208,667)

Change in net assets from capital transactions	25,255,817	(216,123,536)

Change in net assets	90,578,500	(261,836,857)

Net Assets:
Beginning of year	773,663,613	1,035,500,470

End of year	$864,242,113	$773,663,613

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$87,281,932	$47,221,453
Dividends reinvested	4,210,906	3,957,341
Cost of shares redeemed	(71,261,618)	(64,942,779)

Total Class A Shares	20,231,220	(13,763,985)

Class C Shares
Proceeds from shares issued	355,197	113,333
Dividends reinvested	20,170	20,330
Cost of shares redeemed	(585,029)	(853,891)

Total Class C Shares	(209,662)	(720,228)

Class R6 Shares
Proceeds from shares issued	132,222,253	70,111,403
Dividends reinvested	16,806,642	17,478,115
Cost of shares redeemed	(147,591,451)	(292,336,337)

Total Class R6 Shares	1,437,444	(204,746,819)

Institutional Service Class Shares
Proceeds from shares issued	5,586,481	5,707,865
Dividends reinvested	144,793	53,452
Cost of shares redeemed	(1,934,459)	(2,653,821)

Total Institutional Service Class Shares	3,796,815	3,107,496

Change in net assets from capital transactions	$25,255,817	$(216,123,536)

47

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Index Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	8,032,822	4,365,202
Reinvested	382,245	368,178
Redeemed	(6,495,749)	(6,041,484)

Total Class A Shares	1,919,318	(1,308,104)

Class C Shares
Issued	32,102	10,557
Reinvested	1,832	1,890
Redeemed	(52,079)	(78,676)

Total Class C Shares	(18,145)	(66,229)

Class R6 Shares
Issued	12,148,901	6,487,899
Reinvested	1,527,800	1,627,283
Redeemed	(13,557,557)	(27,179,247)

Total Class R6 Shares	119,144	(19,064,065)

Institutional Service Class Shares
Issued	514,547	530,941
Reinvested	13,106	5,002
Redeemed	(177,066)	(250,343)

Total Institutional Service Class Shares	350,587	285,600

Total change in shares	2,370,904	(20,152,798)

The accompanying notes are an integral part of these financial statements.

48

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Index Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$10.51	0.25	0.87	1.12	(0.26)	–	(0.26)	$11.37	10.75%		$226,260,387	0.66%	2.24%	0.67%	98.29%
Year Ended October 31, 2018	$11.04	0.22	(0.51)	(0.29)	(0.24)	–	(0.24)	$10.51	(2.68%	)	$188,895,228	0.67%	2.08%	0.67%	163.27%
Year Ended October 31, 2017	$11.25	0.20	(0.19)	0.01	(0.21)	(0.01)	(0.22)	$11.04	0.17%		$213,022,268	0.67%	1.77%	0.67%	213.42%
Year Ended October 31, 2016	$11.14	0.20	0.20	0.40	(0.23)	(0.06)	(0.29)	$11.25	3.63%		$185,557,723	0.67%	1.81%	0.67%	147.02%
Year Ended October 31, 2015	$11.31	0.18	(0.03)	0.15	(0.20)	(0.12)	(0.32)	$11.14	1.36%		$206,342,539	0.66%	1.64%	0.66%	297.27%

Class C Shares
Year Ended October 31, 2019	$10.50	0.17	0.88	1.05	(0.18)	–	(0.18)	$11.37	10.11%		$1,037,563	1.34%	1.55%	1.36%	98.29%
Year Ended October 31, 2018	$11.04	0.15	(0.53)	(0.38)	(0.16)	–	(0.16)	$10.50	(3.43%	)	$1,149,194	1.35%	1.38%	1.35%	163.27%
Year Ended October 31, 2017	$11.25	0.12	(0.18)	(0.06)	(0.14)	(0.01)	(0.15)	$11.04	(0.51%	)	$1,938,975	1.35%	1.09%	1.35%	213.42%
Year Ended October 31, 2016	$11.14	0.13	0.19	0.32	(0.15)	(0.06)	(0.21)	$11.25	2.95%		$2,264,316	1.33%	1.13%	1.33%	147.02%
Year Ended October 31, 2015	$11.31	0.11	(0.04)	0.07	(0.12)	(0.12)	(0.24)	$11.14	0.68%		$1,603,592	1.34%	0.95%	1.34%	297.27%

Class R6 Shares (g)
Year Ended October 31, 2019	$10.48	0.29	0.88	1.17	(0.30)	–	(0.30)	$11.35	11.34%		$629,549,890	0.24%	2.66%	0.26%	98.29%
Year Ended October 31, 2018	$11.02	0.27	(0.53)	(0.26)	(0.28)	–	(0.28)	$10.48	(2.38%	)	$580,461,810	0.26%	2.48%	0.26%	163.27%
Year Ended October 31, 2017	$11.23	0.24	(0.18)	0.06	(0.26)	(0.01)	(0.27)	$11.02	0.58%		$820,367,755	0.26%	2.19%	0.26%	213.42%
Year Ended October 31, 2016	$11.11	0.25	0.20	0.45	(0.27)	(0.06)	(0.33)	$11.23	4.16%		$712,093,601	0.26%	2.22%	0.26%	147.02%
Year Ended October 31, 2015	$11.29	0.23	(0.04)	0.19	(0.25)	(0.12)	(0.37)	$11.11	1.69%		$803,043,994	0.25%	2.05%	0.25%	297.27%

Institutional Service Class Shares
Year Ended October 31, 2019	$10.48	0.26	0.89	1.15	(0.28)	–	(0.28)	$11.35	11.06%		$7,394,273	0.49%	2.40%	0.51%	98.29%
Year Ended October 31, 2018	$11.02	0.25	(0.53)	(0.28)	(0.26)	–	(0.26)	$10.48	(2.59%	)	$3,157,381	0.50%	2.31%	0.50%	163.27%
Period Ended October 31, 2017 (h)	$10.92	0.23	0.10	0.33	(0.22)	(0.01)	(0.23)	$11.02	3.07%		$171,472	0.45%	2.27%	0.45%	213.42%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(h)	For the period from December 7, 2016 (commencement of operations) through October 31, 2017. Total return is calculated based on inception date of December 6, 2016 through October 31, 2017.

The accompanying notes are an integral part of these financial statements.

49

Fund Commentary	Nationwide International Index Fund

For the annual period ended October 31, 2019, the Nationwide International Index Fund (Class A at NAV*) returned 10.47% versus 11.04% for its benchmark, the MSCI EAFE® Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Foreign Large Blend (consisting of 724 funds as of October 31, 2019), was 10.21% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

In the fourth quarter of 2018, developed markets (DM), as represented by the MSCI EAFE Index (EAFE), registered -12.49%. DM faced considerable headwinds from tightening global financial conditions, slowing growth and heightened macroeconomic uncertainty throughout 2018. The Western European region fell 12.8% in the quarter and contributed to 63% of the index’s quarterly decline. Slowing economic activity, broad-market risk-off behavior and political uncertainty marred the region. The euro and the pound sterling both moved lower against the U.S. dollar, with -4.8% and -5.9% for 2018, respectively. Within Europe, the United Kingdom fell 11% for the fourth quarter and contributed to a 1.6% drop in the EAFE. Continued Brexit turbulence weighed on both consumer and investor sentiment. Elsewhere, French equities dropped 15% during the fourth quarter as the “Yellow Vest” political movement raised domestic uncertainty. German manufacturing orders declined throughout the quarter, catalyzing a 16% drop in Germany’s component of the EAFE. The safe-haven 10-year German bund yield ended 2018 at 0.23%, 34 basis points (bps) lower from intra-quarter highs. In the Asia-Pacific (APAC) region, Japan fell 14.3% in the fourth quarter. A roughly 3.5% jump in the yen against the U.S. dollar weighed broadly on the export-oriented equity market. Elsewhere, Australian equities fell 9.7% for the fourth quarter as the slowdown in China weighed on the country’s domestic growth prospects. From a sector perspective, energy companies, with -17.44%, trailed the market as Brent crude (one of the main benchmark prices for purchases of oil) fell from $86.3 per barrel (bbl) to $53.8/bbl by the end of the quarter.

Information Technology shares, with -16.47%, did not perform much better, as global growth concerns weighed on Semiconductor shares. The Utilities sector, with 0.00%, was the only non-negative sector during the fourth quarter.

In the first quarter of 2019, DM increased 10%. Eurozone equity markets all advanced in varying degrees as the recovery in equity market sentiment from 2018 lows occurred despite slowing economic activity across the region. Partially contributing to the bullish sentiment was the European Central Bank’s (ECB) reaffirmation of accommodative monetary policy and announcement of a new round of targeted longer-term refinancing operations. Within the eurozone, Germany, with 6.7%, underperformed amid continued weakness in the manufacturing and export sectors. Germany’s manufacturing purchasing managers’ index fell from 51.8 in December 2018 to 44.1 in March 2019. Declines in industrial production and factory orders also provided headwinds for the eurozone’s largest economy. Amid the weak economic growth, the 10-year German bund yield turned negative for the first time since 2016. Elsewhere in the eurozone, Italy, with 16.0%, outperformed major European countries despite two consecutive quarters of real gross domestic product (GDP) contraction and political uncertainty as first-quarter macroeconomic trends were relatively constructive. Italy’s Composite PMI rose into expansionary territory in March (51.5) and inflation registered slightly above expectations at 1.2% year-over-year (YoY). The U.K. equity component rallied 12.5% and contributed the most to EAFE’s total return despite ongoing Brexit uncertainty. Though Prime Minister May’s withdrawal agreement was rejected by Parliament three times, the extension of the Brexit deadline to April 12 was viewed as a constructive development that reduced the probability of a “no-deal” Brexit. Coupled with a strong labor market — particularly evident from an unemployment rate of 3.9% and a 3.4% YoY increase to wages — the pound sterling appreciated 2.5% against the U.S. dollar in the quarter. Additionally, the Bank of England remained on hold throughout the quarter. In APAC, Japan, with 6.7%, underperformed as

50

Fund Commentary	Nationwide International Index Fund

uncertainty around U.S. trade protectionism, an upcoming sales-tax hike and low levels of growth weighed on sentiment. Still, continued monetary support by the Bank of Japan (BoJ) and global risk-on appetite benefited the country’s equity market. The yen fell 3.7% from intra-quarter highs, a tailwind for export names. Elsewhere, Hong Kong rallied 15.9% amid a rebound in mainland Chinese sentiment. All eleven GICS 1 sectors advanced in the quarter. Technology shares outperformed, with 15.41%, as restored global risk appetite benefited higher-beta names. Real estate was the second-best-performing sector, with 14.19%, amid the decline in sovereign bond yields. The third-best-performing sector was materials, with 13.28%. All other sectors returned positive results: the lowest sector returns were communication services, with 4.41%; financials, with 7.05%; and consumer discretionary, with 7.62%.

In the second quarter of 2019, DM, as represented by the MSCI EAFE Index, increased 3.94%. European equity markets contributed to just over three-quarters of the MSCI EAFE Index’s total return. Although low on an absolute basis, first-quarter eurozone GDP growth increased 1.2%, beating expectations and accelerating from the fourth quarter of 2018. Sentiment in the region also was supported by accommodative monetary policy, the increased expectations of further stimulus, higher-than-normal capacity utilization rates, and labor markets near full employment. Within the eurozone, Germany, with 8.1%, and France, with 7.4%, outperformed while Finland, with -0.04%, and Luxembourg, with -2.5%, underperformed. In interest rates, the 10-year German bund yield declined to -0.3% in the quarter, the lowest on record. In the APAC region, Australia, with 7.5%, outperformed as a decline in economic growth was halted by a June rate cut. Japan, with 1%, underperformed the benchmark but registered in positive territory as investors balanced risk-on bids for the yen, trade tensions and declining export volumes. Ten out of 11 GICS 1 sectors advanced in the quarter. Information Technology shares, with 6.70%, outperformed and constituted the best-performing sector in the index for the second consecutive quarter followed by Consumer Discretionary, with 6.21%, and Industrials, with 6.11%. Real Estate, with -2.08%, was the single negative contributor over the quarter.

In the third quarter of 2019, DM, as represented by the MSCI EAFE Index, declined 1% from a U.S. dollar perspective. Within the APAC region, Japanese equities, with 3.2%, outperformed despite deteriorating economic conditions and an impending sales-tax hike. However, Japanese President Shinzō Abe and U.S. President Donald Trump reached a limited trade agreement that removed the threat of tariffs on Japan’s auto exports for the time being. Elsewhere, Hong Kong, with 12.2%, underperformed amid mounting political unrest. In Europe, Germany, with -3.9%, underperformed and contributed the most to the index’s decline. Belgium, with 3.5%, was the best-performing country in the eurozone thanks to an outsized gain in materials giant Umicore. Eurozone economic activity showed signs of synchronized deceleration. Germany’s manufacturing PMI fell to the worst reading in more than a decade, and the eurozone manufacturing PMI fell to a nearly seven-year low. This prompted an aggressive response from the ECB, which announced a stimulus package that included a rate cut, resumption of quantitative easing (QE) and a two-tier excess liquidity system for banks. Simultaneously, the ECB cut both its growth and inflation forecasts, and lowered its forward guidance. In the U.K., with -1.3%, continued Brexit uncertainty drove volatility throughout the quarter ahead of the October 31 deadline. Parliament passed legislation that forced the government to ask for an extension if it cannot reach a deal with the E.U., which buoyed the pound sterling. Separately, the Bank of England remained on hold despite economic weakness. U.K. GDP registered its first quarterly contraction in seven years in the second quarter of 2019, while the August manufacturing PMI results showed the steepest monthly contraction since July 2012. Four out of 11 GICS sectors advanced in the quarter. Defensive sectors — Health Care, with 2.5%; Utilities, with 2.4%; and Consumer Staples. with 1.9%—led the market amid increased global protectionism and economic weakness. Energy, with -6.3%, and Materials, with -5.3%, trailed the market amid the

51

Fund Commentary	Nationwide International Index Fund

2% decline in the Bloomberg Commodity Total Return Index.

Exchange-traded futures are employed to equitize dividend accruals as well as to manage day-to-day cash flows generated from clients’ trades, dividends, interest received and other activity associated with securities in the portfolio. Specifically, futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the portfolio. While we seek to remain fully invested, a small amount of spendable cash is retained to minimize trading and transactions costs. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre; Jennifer Hsui, CFA; Alan Mason; Greg Savage, CFA; and Amy Whitelaw

*

Performance is shown for the Fund’s Class A shares to correspond with the class used for performance reporting in the Fund’s prospectus. Class R6 shares previously were shown in the Fund’s annual reports for performance reporting.

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities (including mid-sized companies). Smaller companies involve greater risk than larger, more established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more limited resources. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund is indexed to an MSCI index. The Fund is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

52

Fund Overview	Nationwide International Index Fund

Asset Allocation1

Common Stocks	99.5%
Repurchase Agreements	1.0%
Short-Term Investment	0.1%
Preferred Stock†	0.0%
Futures Contracts†	0.0%
Liabilities in excess of other assets	(0.6)%
100.0%

Top Industries2

Banks	9.7%
Pharmaceuticals	8.3%
Insurance	5.3%
Oil, Gas & Consumable Fuels	5.0%
Food Products	3.8%
Chemicals	3.4%
Automobiles	3.3%
Machinery	2.8%
Metals & Mining	2.6%
Textiles, Apparel & Luxury Goods	2.6%
Other Industries#	53.2%
100.0%

Top Countries2

Japan	24.5%
United Kingdom	14.0%
France	11.0%
Switzerland	9.6%
Germany	8.6%
Australia	7.5%
Netherlands	4.6%
Hong Kong	3.0%
Spain	2.8%
Sweden	2.4%
Other Countries#	12.0%
100.0%

Top Holdings2

Nestle SA (Registered)	2.3%
Roche Holding AG	1.5%
Novartis AG (Registered)	1.3%
Toyota Motor Corp.	1.1%
HSBC Holdings plc	1.1%
SAP SE	0.9%
BP plc	0.9%
AstraZeneca plc	0.9%
Royal Dutch Shell plc, Class A	0.9%
TOTAL SA	0.9%
Other Holdings#	88.2%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

53

Fund Performance	Nationwide International Index Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	10.47%	3.65%	4.97%
	w/SC2	4.14%	2.42%	4.34%
Class C	w/o SC1	9.75%	2.96%	4.31%
	w/SC3	8.75%	N/A	N/A
Class R4,5		10.29%	3.36%	4.79%
Class R6[4,6]		11.02%	4.07%	5.40%
Institutional Service Class[4]		10.78%	N/A	8.64%	[7]*
MSCI EAFE® Index		11.04%	4.31%	5.41%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of December 6, 2016.

Expense Ratios

Expense Ratio^
Class A	0.71%
Class C	1.37%
Class R	1.01%
Class R6	0.30%
Institutional Service Class	0.46%

^

Current effective prospectus dated February 28, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

54

Fund Performance (cont.)	Nationwide International Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide International Index Fund versus the MSCI EAFE® Index over the 10-year period ended 10/31/19. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

55

Shareholder Expense Example	Nationwide International Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide International Index Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19	Expense Ratio During Period (%) 5/1/19 - 10/31/19
Class A Shares	Actual	(a)	1,000.00	1,028.10	3.83	0.75
	Hypothetical	(a)(b)	1,000.00	1,021.42	3.82	0.75
Class C Shares	Actual	(a)	1,000.00	1,025.30	7.40	1.45
	Hypothetical	(a)(b)	1,000.00	1,017.90	7.38	1.45
Class R Shares	Actual	(a)	1,000.00	1,026.50	5.36	1.05
	Hypothetical	(a)(b)	1,000.00	1,019.91	5.35	1.05
Class R6 Shares	Actual	(a)	1,000.00	1,030.10	1.69	0.33
	Hypothetical	(a)(b)	1,000.00	1,023.54	1.68	0.33
Institutional Service Class Shares	Actual	(a)	1,000.00	1,029.30	2.51	0.49
	Hypothetical	(a)(b)	1,000.00	1,022.74	2.50	0.49

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

56

Statement of Investments

October 31, 2019

Nationwide International Index Fund

Common Stocks 99.5%

	Shares	Value

AUSTRALIA 7.5%
Banks 1.9%
Australia & New Zealand Banking Group Ltd.	265,038	$4,876,113
Bank of Queensland Ltd.	40,530	252,394
Bendigo & Adelaide Bank Ltd.	46,113	337,823
Commonwealth Bank of Australia	165,099	8,935,712
National Australia Bank Ltd.	264,399	5,204,504
Westpac Banking Corp.	320,858	6,227,318

		25,833,864

Beverages 0.1%
Coca-Cola Amatil Ltd.	47,888	334,529
Treasury Wine Estates Ltd.	69,773	843,093

		1,177,622

Biotechnology 0.6%
CSL Ltd.	42,333	7,451,075

Capital Markets 0.3%
ASX Ltd.	17,503	991,123
Macquarie Group Ltd.	30,147	2,776,329
Magellan Financial Group Ltd.	11,801	390,799

		4,158,251

Chemicals 0.1%
Incitec Pivot Ltd.	161,079	382,085
Orica Ltd.	35,732	562,938

		945,023

Commercial Services & Supplies 0.1%
Brambles Ltd.	150,198	1,236,910

Construction & Engineering 0.0%†
CIMIC Group Ltd.	8,551	193,897

Construction Materials 0.0%†
Boral Ltd.	103,823	356,106

Diversified Financial Services 0.0%†
AMP Ltd.	277,480	349,811
Challenger Ltd.	47,382	259,270

		609,081

Diversified Telecommunication Services 0.1%
Telstra Corp. Ltd.	398,216	956,066
TPG Telecom Ltd.	32,780	147,440

		1,103,506

Electric Utilities 0.0%†
AusNet Services	181,656	232,077

Energy Equipment & Services 0.0%†
Worley Ltd.	28,634	266,695

Equity Real Estate Investment Trusts (REITs) 0.5%
Dexus	98,757	813,481
Goodman Group	152,135	1,506,774
GPT Group (The)	172,557	706,838
Mirvac Group	344,412	760,629
Scentre Group	492,656	1,296,009
Stockland	236,355	793,301
Vicinity Centres	313,997	577,310

		6,454,342

Food & Staples Retailing 0.3%
Coles Group Ltd.	108,861	1,122,719

Common Stocks (continued)

	Shares	Value

AUSTRALIA (continued)
Food & Staples Retailing (continued)
Woolworths Group Ltd.	117,799	$3,024,176

		4,146,895

Gas Utilities 0.1%
APA Group	111,013	889,979

Health Care Equipment & Supplies 0.1%
Cochlear Ltd.	5,463	794,873

Health Care Providers & Services 0.1%
Ramsay Health Care Ltd.	13,102	617,539
Sonic Healthcare Ltd.	42,425	833,090

		1,450,629

Hotels, Restaurants & Leisure 0.2%
Aristocrat Leisure Ltd.	55,795	1,213,195
Crown Resorts Ltd.	35,525	304,788
Flight Centre Travel Group Ltd.	6,025	176,523
Tabcorp Holdings Ltd.	176,350	583,025

		2,277,531

Insurance 0.3%
Insurance Australia Group Ltd.	212,679	1,162,328
Medibank Pvt Ltd.	251,759	585,512
QBE Insurance Group Ltd.	124,313	1,077,719
Suncorp Group Ltd.	115,337	1,067,422

		3,892,981

Interactive Media & Services 0.0%†
REA Group Ltd.	5,289	394,973

IT Services 0.0%†
Computershare Ltd.	43,467	473,072

Metals & Mining 1.7%
Alumina Ltd.	250,230	390,697
BHP Group Ltd.	275,858	6,745,774
BHP Group plc	197,904	4,192,818
BlueScope Steel Ltd.	52,360	479,669
Fortescue Metals Group Ltd.	132,486	802,414
Newcrest Mining Ltd.	72,927	1,592,766
Rio Tinto Ltd.	34,206	2,123,765
Rio Tinto plc	106,212	5,518,189
South32 Ltd.	460,290	801,592

		22,647,684

Multiline Retail 0.2%
Harvey Norman Holdings Ltd.	59,475	167,514
Wesfarmers Ltd.	105,666	2,889,616

		3,057,130

Multi-Utilities 0.1%
AGL Energy Ltd.	63,672	866,827

Oil, Gas & Consumable Fuels 0.4%
Caltex Australia Ltd.	25,321	473,246
Oil Search Ltd.	133,132	652,342
Origin Energy Ltd.	170,818	922,952
Santos Ltd.	168,889	938,215
Washington H Soul Pattinson & Co. Ltd.	11,597	173,125
Woodside Petroleum Ltd.	88,816	1,958,441

		5,118,321

Professional Services 0.0%†
SEEK Ltd.	31,885	497,236

57

Statement of Investments (Continued)

October 31, 2019

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

AUSTRALIA (continued)
Real Estate Management & Development 0.0%†
Lendlease Group	49,928	$641,558

Road & Rail 0.1%
Aurizon Holdings Ltd.	192,301	780,845

Transportation Infrastructure 0.2%
Sydney Airport	106,608	643,698
Transurban Group	247,525	2,528,029

		3,171,727

		101,120,710

AUSTRIA 0.2%
Banks 0.1%
Erste Group Bank AG	29,209	1,032,221
Raiffeisen Bank International AG	14,875	366,121

		1,398,342

Electric Utilities 0.0%†
Verbund AG	6,001	325,013

Machinery 0.0%†
ANDRITZ AG	6,555	294,543

Metals & Mining 0.0%†
voestalpine AG (a)	10,207	255,721

Oil, Gas & Consumable Fuels 0.1%
OMV AG	13,902	812,746

		3,086,365

BELGIUM 0.9%
Banks 0.1%
KBC Group NV	23,618	1,657,465

Beverages 0.4%
Anheuser-Busch InBev SA/NV	71,280	5,757,231

Chemicals 0.1%
Solvay SA	7,172	780,400
Umicore SA	18,785	775,451

		1,555,851

Diversified Financial Services 0.1%
Groupe Bruxelles Lambert SA	7,833	786,330

Diversified Telecommunication Services 0.0%†
Proximus SADP	13,940	427,878

Food & Staples Retailing 0.0%†
Colruyt SA	5,305	294,938

Insurance 0.1%
Ageas	16,225	934,808

Media 0.0%†
Telenet Group Holding NV*	4,656	228,528

Pharmaceuticals 0.1%
UCB SA	11,271	908,533

		12,551,562

CHILE 0.0%†
Metals & Mining 0.0%†
Antofagasta plc	39,306	441,975

Common Stocks (continued)

	Shares	Value

CHINA 0.4%
Banks 0.1%
BOC Hong Kong Holdings Ltd.	347,100	$1,193,000

Beverages 0.0%†
Budweiser Brewing Co. APAC Ltd. Reg. S* (b)	112,300	410,594

Biotechnology 0.0%†
BeiGene Ltd., ADR*	3,420	473,123

Internet & Direct Marketing Retail 0.3%
Prosus NV*	45,930	3,167,287

Machinery 0.0%†
Yangzijiang Shipbuilding Holdings Ltd.	239,666	166,916

		5,410,920

COLOMBIA 0.0%†
Wireless Telecommunication Services 0.0%†
Millicom International Cellular SA, SDR	6,049	275,733

DENMARK 1.8%
Air Freight & Logistics 0.2%
DSV PANALPINA A/S	20,270	1,966,768

Banks 0.1%
Danske Bank A/S	59,423	848,255

Beverages 0.1%
Carlsberg A/S, Class B	10,385	1,460,919

Biotechnology 0.1%
Genmab A/S*	5,769	1,257,288

Chemicals 0.1%
Chr Hansen Holding A/S	10,086	774,175
Novozymes A/S, Class B	19,683	927,421

		1,701,596

Commercial Services & Supplies 0.0%†
ISS A/S	15,223	398,348

Electric Utilities 0.1%
Orsted A/S Reg. S (b)	17,652	1,550,027

Electrical Equipment 0.1%
Vestas Wind Systems A/S	17,565	1,433,682

Health Care Equipment & Supplies 0.1%
Coloplast A/S, Class B	10,993	1,324,600
Demant A/S*	10,859	286,592

		1,611,192

Insurance 0.0%†
Tryg A/S	10,895	304,295

Marine 0.1%
AP Moller — Maersk A/S, Class A	343	411,638
AP Moller — Maersk A/S, Class B	635	809,250

		1,220,888

Pharmaceuticals 0.7%
H Lundbeck A/S	7,229	246,795
Novo Nordisk A/S, Class B	165,527	9,113,621

		9,360,416

Textiles, Apparel & Luxury Goods 0.1%
Pandora A/S	9,205	452,624

		23,566,298

58

Statement of Investments (Continued)

October 31, 2019

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

FINLAND 1.1%
Auto Components 0.0%†
Nokian Renkaat OYJ	11,788	$337,205

Banks 0.2%
Nordea Bank Abp	293,027	2,149,084

Communications Equipment 0.1%
Nokia OYJ	525,765	1,936,064

Diversified Telecommunication Services 0.1%
Elisa OYJ	13,148	718,507

Electric Utilities 0.1%
Fortum OYJ	42,872	1,047,016

Insurance 0.1%
Sampo OYJ, Class A	41,889	1,716,864

Machinery 0.2%
Kone OYJ, Class B	31,785	2,022,476
Metso OYJ	8,768	331,447
Wartsila OYJ Abp	42,969	455,125

		2,809,048

Oil, Gas & Consumable Fuels 0.1%
Neste OYJ	38,366	1,386,804

Paper & Forest Products 0.2%
Stora Enso OYJ, Class R	55,627	721,557
UPM-Kymmene OYJ	49,509	1,609,871

		2,331,428

Pharmaceuticals 0.0%†
Orion OYJ, Class B	9,760	432,688

		14,864,708

FRANCE 11.1%
Aerospace & Defense 1.0%
Airbus SE	54,390	7,794,524
Dassault Aviation SA	257	358,031
Safran SA	30,767	4,870,822
Thales SA	9,708	949,389

		13,972,766

Air Freight & Logistics 0.0%†
Bollore SA	81,557	353,045

Auto Components 0.2%
Cie Generale des Etablissements Michelin SCA	15,889	1,934,545
Faurecia SE	6,859	319,970
Valeo SA	21,657	805,995

		3,060,510

Automobiles 0.2%
Peugeot SA	55,440	1,404,644
Renault SA	17,560	897,541

		2,302,185

Banks 0.7%
BNP Paribas SA	105,656	5,519,887
Credit Agricole SA	107,408	1,400,738
Societe Generale SA	70,541	2,004,816

		8,925,441

Beverages 0.3%
Pernod Ricard SA	19,991	3,691,159
Remy Cointreau SA	2,184	292,151

		3,983,310

Common Stocks (continued)

	Shares	Value

FRANCE (continued)
Building Products 0.1%
Cie de Saint-Gobain	45,414	$1,848,167

Capital Markets 0.1%
Amundi SA Reg. S (b)	5,500	392,722
Natixis SA	94,702	434,477

		827,199

Chemicals 0.5%
Air Liquide SA	44,369	5,896,645
Arkema SA	6,503	665,187

		6,561,832

Commercial Services & Supplies 0.1%
Edenred	21,875	1,151,821
Societe BIC SA (a)	2,723	189,105

		1,340,926

Construction & Engineering 0.5%
Bouygues SA	20,311	861,226
Eiffage SA	7,612	817,971
Vinci SA (a)	47,685	5,352,139

		7,031,336

Construction Materials 0.0%†
Imerys SA (a)	3,788	146,424

Diversified Financial Services 0.1%
Eurazeo SE	3,736	260,517
Wendel SA	2,490	352,803

		613,320

Diversified Telecommunication Services 0.3%
Iliad SA	2,730	282,803
Orange SA	186,464	3,005,744

		3,288,547

Electric Utilities 0.0%†
Electricite de France SA	52,862	546,432

Electrical Equipment 0.5%
Legrand SA	25,168	1,965,029
Schneider Electric SE	51,452	4,793,316

		6,758,345

Electronic Equipment, Instruments & Components 0.0%†
Ingenico Group SA	5,574	595,373

Entertainment 0.2%
Ubisoft Entertainment SA*	8,126	479,846
Vivendi SA	85,056	2,371,625

		2,851,471

Equity Real Estate Investment Trusts (REITs) 0.3%
Covivio	4,179	473,106
Gecina SA	4,285	735,477
ICADE	3,124	305,964
Klepierre SA	18,847	702,067
Unibail-Rodamco-Westfield	13,109	2,027,355

		4,243,969

Food & Staples Retailing 0.1%
Carrefour SA	53,821	916,368
Casino Guichard Perrachon SA (a)	4,862	262,899

		1,179,267

Food Products 0.4%
Danone SA	57,851	4,804,381

59

Statement of Investments (Continued)

October 31, 2019

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

FRANCE (continued)
Health Care Equipment & Supplies 0.0%†
BioMerieux	3,645	$298,249

Hotels, Restaurants & Leisure 0.1%
Accor SA	16,576	712,481
Sodexo SA	8,273	910,115

		1,622,596

Household Durables 0.0%†
SEB SA	2,138	324,633

Insurance 0.4%
AXA SA	181,948	4,808,609
CNP Assurances	15,763	312,686
SCOR SE	14,148	596,342

		5,717,637

IT Services 0.2%
Atos SE	9,320	721,959
Capgemini SE	15,145	1,706,137
Worldline SA Reg. S* (b)	7,842	476,455

		2,904,551

Life Sciences Tools & Services 0.0%†
Sartorius Stedim Biotech	2,447	366,417

Machinery 0.1%
Alstom SA	17,965	776,547

Media 0.1%
Eutelsat Communications SA	15,743	298,554
JCDecaux SA	7,695	210,318
Publicis Groupe SA	18,982	816,049

		1,324,921

Multi-Utilities 0.4%
Engie SA	169,794	2,840,485
Suez	32,568	508,143
Veolia Environnement SA	49,334	1,297,255

		4,645,883

Oil, Gas & Consumable Fuels 0.9%
TOTAL SA	223,674	11,789,604

Personal Products 0.5%
L’Oreal SA	23,582	6,888,192

Pharmaceuticals 0.8%
Ipsen SA	3,462	369,266
Sanofi	105,250	9,702,235

		10,071,501

Professional Services 0.2%
Bureau Veritas SA	27,472	701,675
Teleperformance	5,587	1,266,700

		1,968,375

Software 0.1%
Dassault Systemes SE	12,347	1,878,192

Textiles, Apparel & Luxury Goods 1.6%
EssilorLuxottica SA	26,486	4,045,525
Hermes International	2,997	2,156,898
Kering SA	7,075	4,029,406
LVMH Moet Hennessy Louis Vuitton SE	25,989	11,095,248

		21,327,077

Common Stocks (continued)

	Shares	Value

FRANCE (continued)
Transportation Infrastructure 0.1%
Aeroports de Paris	2,930	$557,571
Getlink SE	41,931	702,084

		1,259,655

		148,398,276

GERMANY 8.7%
Aerospace & Defense 0.1%
MTU Aero Engines AG	4,815	1,286,121

Air Freight & Logistics 0.3%
Deutsche Post AG (Registered)	92,196	3,264,588

Airlines 0.0%†
Deutsche Lufthansa AG (Registered)	21,700	376,148

Auto Components 0.1%
Continental AG	10,370	1,386,225

Automobiles 0.9%
Bayerische Motoren Werke AG	30,393	2,329,240
Bayerische Motoren Werke AG (Preference)	5,317	327,560
Daimler AG (Registered)	84,643	4,944,623
Porsche Automobil Holding SE (Preference)	14,719	1,082,861
Volkswagen AG	2,859	541,623
Volkswagen AG (Preference)	17,245	3,283,169

		12,509,076

Banks 0.0%†
Commerzbank AG	95,802	572,491

Capital Markets 0.3%
Deutsche Bank AG (Registered)	184,414	1,335,046
Deutsche Boerse AG	17,775	2,753,771

		4,088,817

Chemicals 0.7%
BASF SE	85,757	6,527,201
Covestro AG Reg. S (b)	16,624	798,075
Evonik Industries AG	17,824	469,944
Fuchs Petrolub SE (Preference)	6,531	280,107
LANXESS AG	8,441	549,057
Symrise AG	12,302	1,183,792

		9,808,176

Construction & Engineering 0.0%†
Hochtief AG	2,534	315,963

Construction Materials 0.1%
HeidelbergCement AG	13,523	1,004,869

Diversified Telecommunication Services 0.5%
Deutsche Telekom AG (Registered)	312,731	5,499,819
Telefonica Deutschland Holding AG	85,329	270,925
United Internet AG (Registered)	11,075	333,705

		6,104,449

Food & Staples Retailing 0.0%†
METRO AG	18,069	294,812

Health Care Equipment & Supplies 0.1%
Carl Zeiss Meditec AG	3,849	419,130
Sartorius AG (Preference)	3,337	647,950
Siemens Healthineers AG Reg. S (b)	14,275	606,102

		1,673,182

60

Statement of Investments (Continued)

October 31, 2019

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

GERMANY (continued)
Health Care Providers & Services 0.3%
Fresenius Medical Care AG & Co. KGaA	20,321	$1,470,357
Fresenius SE & Co. KGaA	39,541	2,076,061

		3,546,418

Hotels, Restaurants & Leisure 0.0%†
TUI AG	39,770	520,459

Household Products 0.2%
Henkel AG & Co. KGaA	9,903	951,711
Henkel AG & Co. KGaA (Preference)	16,761	1,742,319

		2,694,030

Independent Power and Renewable Electricity Producers 0.1%
Uniper SE	19,541	609,187

Industrial Conglomerates 0.6%
Siemens AG (Registered)	71,564	8,254,799

Insurance 1.1%
Allianz SE (Registered)	39,605	9,665,897
Hannover Rueck SE	5,742	1,015,948
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	13,465	3,739,941

		14,421,786

Internet & Direct Marketing Retail 0.1%
Delivery Hero SE Reg. S* (b)	10,755	503,897
Zalando SE Reg. S* (b)	11,984	519,104

		1,023,001

IT Services 0.1%
Wirecard AG (a)	11,163	1,418,912

Machinery 0.1%
GEA Group AG	14,620	446,816
KION Group AG	6,376	426,396
Knorr-Bremse AG	4,624	466,651

		1,339,863

Media 0.0%†
Axel Springer SE*	5,054	352,589

Metals & Mining 0.0%†
thyssenkrupp AG (a)	38,562	550,502

Multi-Utilities 0.3%
E.ON SE	208,815	2,107,897
RWE AG	50,143	1,528,598

		3,636,495

Personal Products 0.1%
Beiersdorf AG	9,448	1,119,489

Pharmaceuticals 0.6%
Bayer AG (Registered)	87,182	6,763,978
Merck KGaA	11,951	1,425,289

		8,189,267

Real Estate Management & Development 0.3%
Aroundtown SA	75,065	633,416
Deutsche Wohnen SE	33,477	1,260,929
Vonovia SE	47,107	2,508,772

		4,403,117

Semiconductors & Semiconductor Equipment 0.2%
Infineon Technologies AG	115,942	2,261,236

Common Stocks (continued)

	Shares	Value

GERMANY (continued)
Software 0.9%
SAP SE	91,939	$12,178,277

Textiles, Apparel & Luxury Goods 0.5%
adidas AG	16,874	5,204,540
HUGO BOSS AG	6,042	254,312
Puma SE	7,859	590,994

		6,049,846

Trading Companies & Distributors 0.1%
Brenntag AG	15,000	752,805

Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport Services Worldwide	4,070	340,165

Wireless Telecommunication Services 0.0%†
1&1 Drillisch AG (a)	3,615	96,722

		116,443,882

HONG KONG 3.0%
Banks 0.1%
Bank of East Asia Ltd. (The)	130,350	313,743
Hang Seng Bank Ltd.	72,100	1,503,729

		1,817,472

Capital Markets 0.3%
Hong Kong Exchanges & Clearing Ltd.	113,000	3,499,002

Diversified Telecommunication Services 0.1%
HKT Trust & HKT Ltd.	355,420	551,339
PCCW Ltd.	449,000	266,610

		817,949

Electric Utilities 0.2%
CK Infrastructure Holdings Ltd.	59,500	427,954
CLP Holdings Ltd.	154,500	1,601,675
HK Electric Investments & HK Electric Investments Ltd. Reg. S	211,500	211,016
Power Assets Holdings Ltd.	131,800	939,906

		3,180,551

Equity Real Estate Investment Trusts (REITs) 0.2%
Link REIT	194,051	2,111,371

Food & Staples Retailing 0.0%†
Dairy Farm International Holdings Ltd.	35,400	213,119

Food Products 0.1%
Vitasoy International Holdings Ltd.	72,000	292,501
WH Group Ltd. Reg. S (b)	831,000	871,452

		1,163,953

Gas Utilities 0.1%
Hong Kong & China Gas Co. Ltd.	926,831	1,796,579

Hotels, Restaurants & Leisure 0.0%†
Melco Resorts & Entertainment Ltd., ADR	19,790	426,276
Shangri-La Asia Ltd.	123,333	126,254

		552,530

Industrial Conglomerates 0.2%
Jardine Matheson Holdings Ltd.	19,700	1,113,050
Jardine Matheson Holdings Ltd.	400	22,788
Jardine Strategic Holdings Ltd.	19,800	631,818
Jardine Strategic Holdings Ltd.	1,700	54,872
NWS Holdings Ltd.	151,645	224,362

		2,046,890

61

Statement of Investments (Continued)

October 31, 2019

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

HONG KONG (continued)
Insurance 0.8%
AIA Group Ltd.	1,130,800	$11,220,314

Machinery 0.1%
Techtronic Industries Co. Ltd.	131,500	1,017,454

Real Estate Management & Development 0.7%
CK Asset Holdings Ltd.	244,886	1,703,968
Hang Lung Properties Ltd.	184,000	404,243
Henderson Land Development Co. Ltd.	136,352	680,784
Hongkong Land Holdings Ltd.	104,700	574,803
Hongkong Land Holdings Ltd.	8,700	47,738
Hysan Development Co. Ltd.	63,673	249,720
Kerry Properties Ltd.	61,000	197,225
New World Development Co. Ltd.	593,829	843,373
Sino Land Co. Ltd.	290,200	433,736
Sun Hung Kai Properties Ltd.	146,700	2,205,512
Swire Pacific Ltd., Class A	46,500	439,419
Swire Properties Ltd.	104,400	326,808
Wharf Holdings Ltd. (The)	125,270	284,256
Wharf Real Estate Investment Co. Ltd.	116,270	683,808
Wheelock & Co. Ltd.	71,000	439,465

		9,514,858

Road & Rail 0.1%
MTR Corp. Ltd.	147,714	846,151

Semiconductors & Semiconductor Equipment 0.0%†
ASM Pacific Technology Ltd.	26,900	373,650

Textiles, Apparel & Luxury Goods 0.0%†
Yue Yuen Industrial Holdings Ltd.	63,000	176,619

		40,348,462

IRELAND 0.6%
Banks 0.1%
AIB Group plc	80,348	257,650
Bank of Ireland Group plc	94,265	453,806

		711,456

Building Products 0.1%
Kingspan Group plc	13,628	707,047

Construction Materials 0.2%
CRH plc	75,372	2,748,733

Containers & Packaging 0.0%†
Smurfit Kappa Group plc	21,037	701,874

Food Products 0.1%
Kerry Group plc, Class A	14,916	1,805,176

Hotels, Restaurants & Leisure 0.1%
Flutter Entertainment plc	7,362	760,611

Trading Companies & Distributors 0.0%†
AerCap Holdings NV*	12,082	699,306

		8,134,203

ISRAEL 0.6%
Aerospace & Defense 0.0%†
Elbit Systems Ltd.	2,177	356,781

Banks 0.2%
Bank Hapoalim BM	108,401	867,998
Bank Leumi Le-Israel BM	142,064	1,035,305
Israel Discount Bank Ltd., Class A	111,305	508,832
Mizrahi Tefahot Bank Ltd.	14,257	353,874

		2,766,009

Common Stocks (continued)

	Shares	Value

ISRAEL (continued)
Chemicals 0.0%†
Israel Chemicals Ltd.	72,254	$321,361

IT Services 0.1%
Wix.com Ltd.*	4,145	505,980

Pharmaceuticals 0.1%
Teva Pharmaceutical Industries Ltd., ADR*	104,190	849,148

Real Estate Management & Development 0.0%†
Azrieli Group Ltd.	4,017	309,652

Software 0.2%
Check Point Software Technologies Ltd.*	11,538	1,296,987
Nice Ltd.*	5,910	933,174

		2,230,161

		7,339,092

ITALY 2.1%
Aerospace & Defense 0.0%†
Leonardo SpA	37,717	438,234

Auto Components 0.0%†
Pirelli & C SpA Reg. S (b)	39,668	230,550

Automobiles 0.2%
Ferrari NV	11,640	1,869,009

Banks 0.5%
FinecoBank Banca Fineco SpA	56,749	639,943
Intesa Sanpaolo SpA	1,398,303	3,516,436
Mediobanca Banca di Credito Finanziario SpA	58,006	691,125
UniCredit SpA	185,795	2,369,284

		7,216,788

Beverages 0.0%†
Davide Campari-Milano SpA	53,307	488,633

Diversified Telecommunication Services 0.1%
Telecom Italia SpA*	1,405,766	822,435

Electric Utilities 0.5%
Enel SpA	760,287	5,887,402
Terna Rete Elettrica Nazionale SpA	135,250	894,205

		6,781,607

Electrical Equipment 0.0%†
Prysmian SpA	21,810	504,095

Gas Utilities 0.1%
Snam SpA	185,691	955,563

Insurance 0.2%
Assicurazioni Generali SpA	100,911	2,049,877
Poste Italiane SpA Reg. S (b)	47,782	582,237

		2,632,114

Oil, Gas & Consumable Fuels 0.3%
Eni SpA	240,024	3,637,813

Pharmaceuticals 0.0%†
Recordati SpA	9,593	403,926

Textiles, Apparel & Luxury Goods 0.1%
Moncler SpA	17,102	660,639

Transportation Infrastructure 0.1%
Atlantia SpA	48,103	1,192,462

		27,833,868

62

Statement of Investments (Continued)

October 31, 2019

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN 24.6%
Air Freight & Logistics 0.1%
SG Holdings Co. Ltd.	13,800	$341,074
Yamato Holdings Co. Ltd.	29,100	485,645

		826,719

Airlines 0.1%
ANA Holdings, Inc.	11,500	394,143
Japan Airlines Co. Ltd.	11,074	344,282

		738,425

Auto Components 0.6%
Aisin Seiki Co. Ltd.	15,300	610,234
Bridgestone Corp.	52,900	2,197,476
Denso Corp.	40,900	1,898,263
Koito Manufacturing Co. Ltd.	10,400	542,447
NGK Spark Plug Co. Ltd.	13,700	277,742
Stanley Electric Co. Ltd.	12,400	343,135
Sumitomo Electric Industries Ltd.	68,200	933,891
Sumitomo Rubber Industries Ltd.	14,100	186,570
Toyoda Gosei Co. Ltd.	6,700	156,747
Toyota Industries Corp.	14,100	847,433
Yokohama Rubber Co. Ltd. (The)	11,300	251,905

		8,245,843

Automobiles 1.9%
Honda Motor Co. Ltd.	153,400	4,141,392
Isuzu Motors Ltd.	51,700	599,331
Mazda Motor Corp.	52,160	479,489
Mitsubishi Motors Corp.	60,099	274,292
Nissan Motor Co. Ltd.	219,000	1,388,039
Subaru Corp.	57,300	1,642,428
Suzuki Motor Corp.	35,200	1,653,814
Toyota Motor Corp.	213,720	14,807,260
Yamaha Motor Co. Ltd.	26,000	508,957

		25,495,002

Banks 1.4%
Aozora Bank Ltd.	10,200	262,168
Bank of Kyoto Ltd. (The)	5,300	210,244
Chiba Bank Ltd. (The)	52,700	287,287
Concordia Financial Group Ltd.	98,700	402,615
Fukuoka Financial Group, Inc.	16,720	322,348
Japan Post Bank Co. Ltd.	37,800	376,029
Mebuki Financial Group, Inc.	80,630	204,832
Mitsubishi UFJ Financial Group, Inc.	1,149,884	6,016,099
Mizuho Financial Group, Inc.	2,266,819	3,520,293
Resona Holdings, Inc.	199,601	869,395
Seven Bank Ltd.	37,000	107,317
Shinsei Bank Ltd.	16,800	262,781
Shizuoka Bank Ltd. (The)	44,100	336,137
Sumitomo Mitsui Financial Group, Inc.	125,105	4,455,464
Sumitomo Mitsui Trust Holdings, Inc.	30,376	1,107,187

		18,740,196

Beverages 0.3%
Asahi Group Holdings Ltd.	33,900	1,696,614
Coca-Cola Bottlers Japan Holdings, Inc.	11,800	267,254
Kirin Holdings Co. Ltd.	77,500	1,645,041
Suntory Beverage & Food Ltd.	13,900	595,449

		4,204,358

Biotechnology 0.0%†
PeptiDream, Inc.*	8,900	446,192

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Building Products 0.4%
AGC, Inc.	17,020	$596,656
Daikin Industries Ltd.	23,200	3,261,521
LIXIL Group Corp.	24,100	448,115
TOTO Ltd.	13,700	558,597

		4,864,889

Capital Markets 0.2%
Daiwa Securities Group, Inc.	145,800	655,238
Japan Exchange Group, Inc.	49,500	815,931
Nomura Holdings, Inc.	299,100	1,358,656
SBI Holdings, Inc.	23,770	515,917

		3,345,742

Chemicals 1.0%
Air Water, Inc.	13,400	250,893
Asahi Kasei Corp.	114,800	1,273,125
Daicel Corp.	22,800	203,691
Hitachi Chemical Co. Ltd.	9,700	320,369
JSR Corp.	16,800	315,594
Kaneka Corp.	4,700	156,301
Kansai Paint Co. Ltd.	17,800	428,585
Kuraray Co. Ltd.	31,600	375,454
Mitsubishi Chemical Holdings Corp.	123,100	937,530
Mitsubishi Gas Chemical Co., Inc.	14,500	204,561
Mitsui Chemicals, Inc.	16,820	399,904
Nippon Paint Holdings Co. Ltd.	13,300	726,489
Nissan Chemical Corp.	11,200	460,072
Nitto Denko Corp.	14,910	824,654
Shin-Etsu Chemical Co. Ltd.	33,900	3,773,306
Showa Denko KK	12,600	353,768
Sumitomo Chemical Co. Ltd.	139,000	635,220
Taiyo Nippon Sanso Corp.	13,700	321,190
Teijin Ltd.	17,760	355,617
Toray Industries, Inc.	133,000	940,924
Tosoh Corp.	24,900	341,040

		13,598,287

Commercial Services & Supplies 0.3%
Dai Nippon Printing Co. Ltd.	22,050	587,600
Park24 Co. Ltd. (a)	9,900	234,807
Secom Co. Ltd.	19,600	1,813,671
Sohgo Security Services Co. Ltd.	6,400	347,606
Toppan Printing Co. Ltd.	25,000	460,768

		3,444,452

Construction & Engineering 0.2%
JGC Holdings Corp.	18,900	274,038
Kajima Corp.	41,200	564,892
Obayashi Corp.	61,000	626,707
Shimizu Corp.	53,300	495,943
Taisei Corp.	18,500	729,370

		2,690,950

Construction Materials 0.0%†
Taiheiyo Cement Corp.	10,700	302,388

Consumer Finance 0.0%†
Acom Co. Ltd.	38,600	155,043
AEON Financial Service Co. Ltd.	9,600	146,071
Credit Saison Co. Ltd.	17,000	246,331

		547,445

Containers & Packaging 0.0%†
Toyo Seikan Group Holdings Ltd.	9,900	156,510

Diversified Consumer Services 0.0%†
Benesse Holdings, Inc.	6,900	184,725

63

Statement of Investments (Continued)

October 31, 2019

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Diversified Financial Services 0.2%
Mitsubishi UFJ Lease & Finance Co. Ltd.	37,300	$229,007
ORIX Corp.	124,800	1,956,172
Tokyo Century Corp.	4,500	207,672

		2,392,851

Diversified Telecommunication Services 0.2%
Nippon Telegraph & Telephone Corp.	59,708	2,958,624

Electric Utilities 0.3%
Chubu Electric Power Co., Inc.	61,600	921,656
Chugoku Electric Power Co., Inc. (The)	28,100	374,148
Kansai Electric Power Co., Inc. (The)	67,600	786,605
Kyushu Electric Power Co., Inc.	34,400	342,602
Tohoku Electric Power Co., Inc.	42,600	436,473
Tokyo Electric Power Co. Holdings, Inc.*	140,400	648,620

		3,510,104

Electrical Equipment 0.4%
Fuji Electric Co. Ltd.	12,240	387,554
Mitsubishi Electric Corp.	173,200	2,464,068
Nidec Corp.	20,800	3,058,696

		5,910,318

Electronic Equipment, Instruments & Components 1.5%
Alps Alpine Co. Ltd.	17,300	371,121
Hamamatsu Photonics KK	13,100	506,790
Hirose Electric Co. Ltd.	2,765	347,387
Hitachi High-Technologies Corp.	6,100	378,833
Hitachi Ltd.	90,360	3,369,136
Keyence Corp.	8,536	5,389,694
Kyocera Corp.	30,300	1,983,060
Murata Manufacturing Co. Ltd.	53,600	2,872,102
Nippon Electric Glass Co. Ltd.	8,000	179,920
Omron Corp.	18,600	1,087,400
Shimadzu Corp.	20,700	553,207
TDK Corp.	12,400	1,225,048
Yaskawa Electric Corp.	21,600	821,232
Yokogawa Electric Corp.	21,300	392,536

		19,477,466

Entertainment 0.4%
Konami Holdings Corp.	8,800	386,502
Nexon Co. Ltd.*	47,000	546,399
Nintendo Co. Ltd.	10,400	3,709,462
Toho Co. Ltd.	11,100	448,481

		5,090,844

Equity Real Estate Investment Trusts (REITs) 0.4%
Daiwa House REIT Investment Corp.	173	503,687
Japan Prime Realty Investment Corp.	75	360,700
Japan Real Estate Investment Corp.	121	826,098
Japan Retail Fund Investment Corp.	231	539,374
Nippon Building Fund, Inc.	127	963,675
Nippon Prologis REIT, Inc.	159	443,981
Nomura Real Estate Master Fund, Inc.	360	687,832
United Urban Investment Corp.	260	524,571

		4,849,918

Food & Staples Retailing 0.4%
Aeon Co. Ltd.	62,500	1,255,937
FamilyMart Co. Ltd.	24,800	614,160
Lawson, Inc.	4,600	253,800

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Food & Staples Retailing (continued)
Seven & i Holdings Co. Ltd.	70,100	$2,643,555
Sundrug Co. Ltd.	6,000	199,500
Tsuruha Holdings, Inc.	3,700	416,064
Welcia Holdings Co. Ltd.	3,700	212,922

		5,595,938

Food Products 0.4%
Ajinomoto Co., Inc.	40,100	760,863
Calbee, Inc.	6,800	226,574
Kikkoman Corp.	13,500	647,589
MEIJI Holdings Co. Ltd.	10,898	785,670
NH Foods Ltd.	8,500	357,102
Nisshin Seifun Group, Inc.	19,952	394,397
Nissin Foods Holdings Co. Ltd.	5,900	444,956
Toyo Suisan Kaisha Ltd.	7,700	324,522
Yakult Honsha Co. Ltd.	11,600	663,448
Yamazaki Baking Co. Ltd.	8,300	141,723

		4,746,844

Gas Utilities 0.1%
Osaka Gas Co. Ltd.	35,880	700,520
Toho Gas Co. Ltd.	7,200	279,410
Tokyo Gas Co. Ltd.	37,280	907,869

		1,887,799

Health Care Equipment & Supplies 0.6%
Asahi Intecc Co. Ltd.	18,200	497,712
Hoya Corp.	35,400	3,140,950
Olympus Corp.	107,500	1,461,277
Sysmex Corp.	16,000	1,041,876
Terumo Corp.	59,600	1,942,369

		8,084,184

Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	18,100	403,905
Medipal Holdings Corp.	16,200	369,478
Suzuken Co. Ltd.	7,180	381,824

		1,155,207

Health Care Technology 0.1%
M3, Inc.	39,900	954,407

Hotels, Restaurants & Leisure 0.2%
McDonald’s Holdings Co. Japan Ltd.	5,824	292,603
Oriental Land Co. Ltd.	18,900	2,768,792

		3,061,395

Household Durables 0.9%
Casio Computer Co. Ltd.	19,300	314,963
Iida Group Holdings Co. Ltd.	12,400	205,996
Nikon Corp.	30,800	391,750
Panasonic Corp.	208,402	1,752,961
Rinnai Corp.	3,500	256,470
Sekisui Chemical Co. Ltd.	35,900	623,962
Sekisui House Ltd.	57,200	1,232,912
Sharp Corp.	19,700	226,077
Sony Corp.	118,500	7,220,561

		12,225,652

Household Products 0.2%
Lion Corp.	20,700	433,095
Pigeon Corp.	10,800	530,862
Unicharm Corp.	37,100	1,259,466

		2,223,423

Independent Power and Renewable Electricity Producers 0.0%†
Electric Power Development Co. Ltd.	13,000	314,598

64

Statement of Investments (Continued)

October 31, 2019

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Industrial Conglomerates 0.2%
Keihan Holdings Co. Ltd.	8,500	$400,451
Toshiba Corp.	49,270	1,688,072

		2,088,523

Insurance 0.7%
Dai-ichi Life Holdings, Inc.	100,300	1,635,202
Japan Post Holdings Co. Ltd.	146,100	1,339,675
MS&AD Insurance Group Holdings, Inc.	44,055	1,419,497
Sompo Holdings, Inc.	32,125	1,258,420
Sony Financial Holdings, Inc.	14,500	311,158
T&D Holdings, Inc.	51,100	569,273
Tokio Marine Holdings, Inc.	60,200	3,247,333

		9,780,558

Interactive Media & Services 0.1%
Kakaku.com, Inc.	11,900	277,423
LINE Corp.*	5,700	209,079
Z Holdings Corp.	254,000	778,122

		1,264,624

Internet & Direct Marketing Retail 0.1%
Mercari, Inc.* (a)	7,100	159,674
Rakuten, Inc.	76,200	729,946
ZOZO, Inc. (a)	18,200	425,554

		1,315,174

IT Services 0.4%
Fujitsu Ltd.	18,210	1,613,847
GMO Payment Gateway, Inc.	3,900	287,728
Itochu Techno-Solutions Corp.	9,200	248,435
Nomura Research Institute Ltd.	31,654	672,747
NTT Data Corp.	58,300	765,915
Obic Co. Ltd.	5,800	728,137
Otsuka Corp.	9,700	390,221

		4,707,030

Leisure Products 0.2%
Bandai Namco Holdings, Inc.	18,149	1,117,912
Sankyo Co. Ltd.	3,500	122,749
Sega Sammy Holdings, Inc.	18,200	255,294
Shimano, Inc.	7,200	1,198,182
Yamaha Corp.	13,000	602,369

		3,296,506

Machinery 1.3%
Amada Holdings Co. Ltd.	28,100	319,296
Daifuku Co. Ltd.	9,300	493,414
FANUC Corp.	18,100	3,573,035
Hino Motors Ltd.	27,500	260,058
Hitachi Construction Machinery Co. Ltd.	9,400	242,470
Hoshizaki Corp.	5,000	424,833
IHI Corp.	14,600	361,107
JTEKT Corp.	21,800	277,785
Kawasaki Heavy Industries Ltd.	14,320	342,839
Komatsu Ltd.	87,500	2,050,590
Kubota Corp.	100,200	1,590,003
Kurita Water Industries Ltd.	9,400	270,701
Makita Corp.	21,600	726,826
MINEBEA MITSUMI, Inc.	31,900	605,009
MISUMI Group, Inc.	27,500	689,573
Mitsubishi Heavy Industries Ltd.	30,620	1,237,741
Nabtesco Corp.	9,900	315,801

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Machinery (continued)
NGK Insulators Ltd.	24,200	$371,552
NSK Ltd.	33,500	311,062
SMC Corp.	5,300	2,288,010
Sumitomo Heavy Industries Ltd.	10,900	337,973
THK Co. Ltd.	10,600	303,404

		17,393,082

Marine 0.0%†
Mitsui OSK Lines Ltd.	10,000	272,153
Nippon Yusen KK	15,140	271,749

		543,902

Media 0.1%
CyberAgent, Inc.	9,100	294,464
Dentsu, Inc.	20,761	741,258
Hakuhodo DY Holdings, Inc.	22,100	329,246

		1,364,968

Metals & Mining 0.2%
Hitachi Metals Ltd.	15,900	199,274
JFE Holdings, Inc.	46,800	585,841
Kobe Steel Ltd.	26,700	143,729
Maruichi Steel Tube Ltd. (a)	5,800	158,440
Mitsubishi Materials Corp.	9,400	269,571
Nippon Steel Corp.	76,106	1,109,668
Sumitomo Metal Mining Co. Ltd.	22,000	736,453

		3,202,976

Multiline Retail 0.2%
Isetan Mitsukoshi Holdings Ltd.	29,378	234,289
J Front Retailing Co. Ltd.	22,600	287,350
Marui Group Co. Ltd.	16,900	375,216
Pan Pacific International Holdings Corp.	41,600	655,246
Ryohin Keikaku Co. Ltd.	22,000	490,066

		2,042,167

Oil, Gas & Consumable Fuels 0.2%
Idemitsu Kosan Co. Ltd.	18,044	530,606
Inpex Corp.	90,200	835,731
JXTG Holdings, Inc.	305,217	1,429,069

		2,795,406

Paper & Forest Products 0.0%†
Oji Holdings Corp.	83,200	430,360

Personal Products 0.6%
Kao Corp.	45,400	3,652,025
Kobayashi Pharmaceutical Co. Ltd.	4,100	327,072
Kose Corp.	3,200	570,295
Pola Orbis Holdings, Inc.	9,600	216,916
Shiseido Co. Ltd.	37,300	3,089,415

		7,855,723

Pharmaceuticals 1.6%
Astellas Pharma, Inc.	174,500	2,996,138
Chugai Pharmaceutical Co. Ltd.	21,100	1,776,983
Daiichi Sankyo Co. Ltd.	52,800	3,472,086
Eisai Co. Ltd.	23,700	1,709,554
Hisamitsu Pharmaceutical Co., Inc.	5,300	246,054
Kyowa Kirin Co. Ltd.	24,400	447,520
Mitsubishi Tanabe Pharma Corp.	20,900	249,960
Ono Pharmaceutical Co. Ltd.	36,700	690,272
Otsuka Holdings Co. Ltd.	36,300	1,508,687

65

Statement of Investments (Continued)

October 31, 2019

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Pharmaceuticals (continued)
Santen Pharmaceutical Co. Ltd.	35,300	$624,731
Shionogi & Co. Ltd.	25,700	1,538,091
Sumitomo Dainippon Pharma Co. Ltd.	15,300	266,770
Taisho Pharmaceutical Holdings Co. Ltd.	3,270	233,065
Takeda Pharmaceutical Co. Ltd.	139,297	5,039,093

		20,799,004

Professional Services 0.3%
Persol Holdings Co. Ltd.	16,700	319,161
Recruit Holdings Co. Ltd.	126,100	4,180,887

		4,500,048

Real Estate Management & Development 0.7%
Aeon Mall Co. Ltd.	11,250	179,725
Daito Trust Construction Co. Ltd.	6,800	899,973
Daiwa House Industry Co. Ltd.	53,100	1,821,592
Hulic Co. Ltd.	26,500	287,641
Mitsubishi Estate Co. Ltd.	111,500	2,160,446
Mitsui Fudosan Co. Ltd.	84,300	2,155,080
Nomura Real Estate Holdings, Inc.	13,000	307,639
Sumitomo Realty & Development Co. Ltd.	31,900	1,156,105
Tokyu Fudosan Holdings Corp.	58,600	388,188

		9,356,389

Road & Rail 1.0%
Central Japan Railway Co.	13,300	2,726,756
East Japan Railway Co.	28,390	2,576,591
Hankyu Hanshin Holdings, Inc.	21,700	867,565
Keikyu Corp.	22,000	437,721
Keio Corp.	9,980	616,565
Keisei Electric Railway Co. Ltd.	11,800	482,539
Kintetsu Group Holdings Co. Ltd.	16,650	906,745
Kyushu Railway Co.	14,700	484,669
Nagoya Railroad Co. Ltd.	16,600	527,195
Nippon Express Co. Ltd.	7,650	434,978
Odakyu Electric Railway Co. Ltd.	27,250	662,784
Seibu Holdings, Inc.	17,500	308,340
Tobu Railway Co. Ltd.	17,100	570,127
Tokyu Corp.	47,650	899,287
West Japan Railway Co.	15,100	1,309,636

		13,811,498

Semiconductors & Semiconductor Equipment 0.4%
Advantest Corp.	19,100	871,526
Disco Corp.	2,600	566,388
Renesas Electronics Corp.*	71,200	485,751
Rohm Co. Ltd.	8,500	678,843
SUMCO Corp.	24,300	402,712
Tokyo Electron Ltd.	14,800	3,014,530

		6,019,750

Software 0.1%
Oracle Corp. Japan	3,200	281,347
Trend Micro, Inc.	11,900	601,000

		882,347

Specialty Retail 0.5%
ABC-Mart, Inc.	3,500	239,998
Fast Retailing Co. Ltd.	5,500	3,391,661
Hikari Tsushin, Inc.	1,900	416,550
Nitori Holdings Co. Ltd.	7,300	1,114,659
Shimamura Co. Ltd.	2,400	203,375

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Specialty Retail (continued)
USS Co. Ltd.	20,400	$394,247
Yamada Denki Co. Ltd.	63,600	306,223

		6,066,713

Technology Hardware, Storage & Peripherals 0.5%
Brother Industries Ltd.	20,300	380,962
Canon, Inc.	92,700	2,522,616
FUJIFILM Holdings Corp.	34,400	1,509,702
Konica Minolta, Inc.	43,100	314,824
NEC Corp.	23,600	933,458
Ricoh Co. Ltd.	62,000	551,749
Seiko Epson Corp.	28,400	400,822

		6,614,133

Tobacco 0.2%
Japan Tobacco, Inc.	111,700	2,533,598

Trading Companies & Distributors 0.9%
ITOCHU Corp.	126,600	2,642,430
Marubeni Corp.	140,700	989,309
Mitsubishi Corp.	126,700	3,220,944
Mitsui & Co. Ltd.	157,300	2,699,810
MonotaRO Co. Ltd.	9,900	299,470
Sumitomo Corp.	113,600	1,839,603
Toyota Tsusho Corp.	19,400	670,644

		12,362,210

Transportation Infrastructure 0.0%†
Japan Airport Terminal Co. Ltd.	4,800	236,963
Kamigumi Co. Ltd.	9,600	217,467

		454,430

Wireless Telecommunication Services 1.2%
KDDI Corp.	165,000	4,575,503
NTT DOCOMO, Inc.	126,000	3,453,889
Softbank Corp.	158,200	2,170,196
SoftBank Group Corp.	154,400	5,964,493

		16,164,081

		329,916,895

LUXEMBOURG 0.2%
Energy Equipment & Services 0.0%†
Tenaris SA	44,355	449,614

Life Sciences Tools & Services 0.0%†
Eurofins Scientific SE (a)	1,055	534,635

Media 0.1%
RTL Group SA	3,311	168,326
SES SA, FDR	34,353	665,652

		833,978

Metals & Mining 0.1%
ArcelorMittal	59,963	885,790

		2,704,017

MACAU 0.2%
Hotels, Restaurants & Leisure 0.2%
Galaxy Entertainment Group Ltd.	207,000	1,413,223
MGM China Holdings Ltd. (a)	94,000	147,560
Sands China Ltd.	221,100	1,081,387
SJM Holdings Ltd.	177,000	187,785
Wynn Macau Ltd.	143,600	310,223

		3,140,178

66

Statement of Investments (Continued)

October 31, 2019

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

MALTA 0.0%†
Capital Markets 0.0%†
BGP Holdings plc*^¥	1,554,139	$0

MEXICO 0.0%†
Metals & Mining 0.0%†
Fresnillo plc	22,841	210,409

NETHERLANDS 4.6%
Banks 0.4%
ABN AMRO Bank NV, CVA Reg. S (b)	40,950	763,580
ING Groep NV	362,740	4,098,497

		4,862,077

Beverages 0.3%
Heineken Holding NV	10,492	1,001,423
Heineken NV	24,031	2,452,161

		3,453,584

Chemicals 0.3%
Akzo Nobel NV	20,958	1,930,268
Koninklijke DSM NV	17,150	2,033,344

		3,963,612

Diversified Financial Services 0.0%†
EXOR NV	9,836	756,947

Diversified Telecommunication Services 0.1%
Koninklijke KPN NV	321,415	996,832

Food & Staples Retailing 0.2%
Koninklijke Ahold Delhaize NV	111,627	2,780,237

Health Care Equipment & Supplies 0.3%
Koninklijke Philips NV	86,598	3,794,344

Insurance 0.1%
Aegon NV	172,940	748,037
NN Group NV	27,684	1,055,559

		1,803,596

IT Services 0.0%†
Adyen NV Reg. S* (b)	995	698,769

Oil, Gas & Consumable Fuels 1.7%
Koninklijke Vopak NV	6,967	382,631
Royal Dutch Shell plc, Class A	406,795	11,795,181
Royal Dutch Shell plc, Class B	350,382	10,091,028

		22,268,840

Professional Services 0.2%
Randstad NV	11,567	640,707
Wolters Kluwer NV	26,403	1,944,538

		2,585,245

Semiconductors & Semiconductor Equipment 1.0%
ASML Holding NV	39,820	10,446,745
NXP Semiconductors NV	26,572	3,020,705

		13,467,450

		61,431,533

NEW ZEALAND 0.2%
Construction Materials 0.0%†
Fletcher Building Ltd.	80,227	234,901

Diversified Telecommunication Services 0.0%†
Spark New Zealand Ltd.	175,830	504,600

Common Stocks (continued)

	Shares	Value

NEW ZEALAND (continued)
Food Products 0.1%
a2 Milk Co. Ltd.*	69,521	$577,708

Health Care Equipment & Supplies 0.1%
Fisher & Paykel Healthcare Corp. Ltd.	56,363	688,605

Health Care Providers & Services 0.0%†
Ryman Healthcare Ltd.	34,475	284,540

Independent Power and Renewable Electricity Producers 0.0%†
Meridian Energy Ltd.	121,902	359,124

Transportation Infrastructure 0.0%†
Auckland International Airport Ltd.	89,442	532,871

		3,182,349

NORWAY 0.6%
Banks 0.1%
DNB ASA	91,274	1,658,508

Chemicals 0.1%
Yara International ASA	16,618	647,883

Diversified Telecommunication Services 0.1%
Telenor ASA	68,383	1,280,115

Food Products 0.1%
Mowi ASA (a)	42,907	1,047,750
Orkla ASA	75,201	722,893

		1,770,643

Insurance 0.0%†
Gjensidige Forsikring ASA	19,306	361,195

Media 0.0%†
Schibsted ASA, Class B	8,471	237,018

Metals & Mining 0.0%†
Norsk Hydro ASA	123,820	437,796

Oil, Gas & Consumable Fuels 0.2%
Aker BP ASA (a)	9,479	263,201
Equinor ASA	91,539	1,701,378

		1,964,579

		8,357,737

PORTUGAL 0.2%
Electric Utilities 0.1%
EDP — Energias de Portugal SA	247,505	1,018,844

Food & Staples Retailing 0.0%†
Jeronimo Martins SGPS SA	22,323	375,132

Oil, Gas & Consumable Fuels 0.1%
Galp Energia SGPS SA	47,164	752,345

		2,146,321

RUSSIA 0.0%†
Metals & Mining 0.0%†
Evraz plc	48,296	229,818

SINGAPORE 1.3%
Aerospace & Defense 0.0%†
Singapore Technologies Engineering Ltd.	141,200	413,424

Airlines 0.0%†
Singapore Airlines Ltd.	48,913	337,953

Banks 0.6%
DBS Group Holdings Ltd.	171,250	3,265,630
Oversea-Chinese Banking Corp. Ltd.	296,289	2,371,961

67

Statement of Investments (Continued)

October 31, 2019

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

SINGAPORE (continued)
Banks (continued)
United Overseas Bank Ltd.	120,562	$2,373,455

		8,011,046

Capital Markets 0.1%
Singapore Exchange Ltd.	76,600	502,495

Distributors 0.0%†
Jardine Cycle & Carriage Ltd.	8,726	208,598

Diversified Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	769,803	1,864,460

Electronic Equipment, Instruments & Components 0.0%†
Venture Corp. Ltd.	24,800	287,640

Equity Real Estate Investment Trusts (REITs) 0.1%
Ascendas REIT	229,875	535,093
CapitaLand Commercial Trust	259,886	391,096
CapitaLand Mall Trust	241,700	451,087
Suntec REIT	211,000	287,995

		1,665,271

Food Products 0.1%
Golden Agri-Resources Ltd.	492,571	73,915
Wilmar International Ltd.	174,758	480,451

		554,366

Hotels, Restaurants & Leisure 0.0%†
Genting Singapore Ltd.	569,417	392,751

Industrial Conglomerates 0.1%
Keppel Corp. Ltd.	141,400	708,909
Sembcorp Industries Ltd.	103,843	173,731

		882,640

Media 0.0%†
Singapore Press Holdings Ltd.	135,400	219,828

Real Estate Management & Development 0.1%
CapitaLand Ltd.	226,845	596,932
City Developments Ltd.	43,499	342,686
UOL Group Ltd.	44,213	252,981

		1,192,599

Road & Rail 0.0%†
ComfortDelGro Corp. Ltd.	199,720	337,157

Transportation Infrastructure 0.0%†
SATS Ltd.	57,200	211,613

		17,081,841

SOUTH AFRICA 0.2%
Capital Markets 0.0%†
Investec plc	65,733	373,433

Metals & Mining 0.2%
Anglo American plc	97,837	2,515,071

		2,888,504

SPAIN 2.9%
Banks 0.9%
Banco Bilbao Vizcaya Argentaria SA	618,436	3,242,619
Banco de Sabadell SA	546,302	599,743
Banco Santander SA	1,575,096	6,317,889
Bankia SA	107,396	204,713
Bankinter SA	65,090	450,838

Common Stocks (continued)

	Shares	Value

SPAIN (continued)
Banks (continued)
CaixaBank SA	325,869	$932,840

		11,748,642

Biotechnology 0.1%
Grifols SA	28,573	920,785

Construction & Engineering 0.2%
ACS Actividades de Construccion y Servicios SA	24,523	995,879
Ferrovial SA	46,405	1,371,361

		2,367,240

Diversified Telecommunication Services 0.3%
Cellnex Telecom SA Reg. S* (b)	23,950	1,032,896
Telefonica SA	438,698	3,364,946

		4,397,842

Electric Utilities 0.6%
Endesa SA	28,311	770,536
Iberdrola SA	561,997	5,772,535
Red Electrica Corp. SA	38,754	780,762

		7,323,833

Electrical Equipment 0.0%†
Siemens Gamesa Renewable Energy SA	23,792	327,234

Gas Utilities 0.1%
Enagas SA	21,065	521,475
Naturgy Energy Group SA	28,706	782,696

		1,304,171

Insurance 0.0%†
Mapfre SA	94,665	264,068

IT Services 0.2%
Amadeus IT Group SA	40,977	3,033,463

Oil, Gas & Consumable Fuels 0.2%
Repsol SA	137,080	2,251,505

Specialty Retail 0.2%
Industria de Diseno Textil SA (a)	102,122	3,192,542

Transportation Infrastructure 0.1%
Aena SME SA Reg. S (b)	6,169	1,132,230

		38,263,555

SWEDEN 2.5%
Banks 0.3%
Skandinaviska Enskilda Banken AB, Class A	148,791	1,426,225
Svenska Handelsbanken AB, Class A	143,518	1,437,129
Swedbank AB, Class A	83,392	1,169,600

		4,032,954

Building Products 0.2%
Assa Abloy AB, Class B	94,936	2,252,332

Commercial Services & Supplies 0.0%†
Securitas AB, Class B	29,567	472,954

Communications Equipment 0.2%
Telefonaktiebolaget LM Ericsson, Class B	292,960	2,556,246

Construction & Engineering 0.1%
Skanska AB, Class B	31,852	679,032

Diversified Financial Services 0.3%
Industrivarden AB, Class C	14,961	323,792
Investor AB, Class B	43,077	2,210,542

68

Statement of Investments (Continued)

October 31, 2019

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

SWEDEN (continued)
Diversified Financial Services (continued)
Kinnevik AB, Class B	21,818	$596,501
L E Lundbergforetagen AB, Class B	6,536	246,505

		3,377,340

Diversified Telecommunication Services 0.1%
Telia Co. AB	258,750	1,137,871

Electronic Equipment, Instruments & Components 0.1%
Hexagon AB, Class B	25,099	1,281,872

Food & Staples Retailing 0.0%†
ICA Gruppen AB	7,862	347,734

Household Durables 0.1%
Electrolux AB Series B	20,733	544,578
Husqvarna AB, Class B	41,324	316,634

		861,212

Household Products 0.1%
Essity AB, Class B	56,628	1,769,835

Machinery 0.7%
Alfa Laval AB	30,082	695,410
Atlas Copco AB, Class A	61,601	2,177,423
Atlas Copco AB, Class B	37,885	1,174,236
Epiroc AB, Class A (a)	63,981	721,027
Epiroc AB, Class B (a)	35,206	383,690
Sandvik AB	106,745	1,884,305
SKF AB, Class B	35,088	634,690
Volvo AB, Class B	136,971	2,055,245

		9,726,026

Metals & Mining 0.1%
Boliden AB	26,033	700,399

Oil, Gas & Consumable Fuels 0.0%†
Lundin Petroleum AB	18,331	607,150

Specialty Retail 0.1%
Hennes & Mauritz AB, Class B (a)	73,721	1,540,912

Tobacco 0.1%
Swedish Match AB	15,432	724,750

Wireless Telecommunication Services 0.0%†
Tele2 AB, Class B	47,371	678,066

		32,746,685

SWITZERLAND 9.6%
Beverages 0.0%†
Coca-Cola HBC AG*	19,126	582,316

Building Products 0.1%
Geberit AG (Registered)	3,455	1,755,384

Capital Markets 0.7%
Credit Suisse Group AG (Registered)*	238,168	2,954,799
Julius Baer Group Ltd.*	21,348	942,319
Partners Group Holding AG	1,701	1,329,065
UBS Group AG (Registered)*	359,914	4,249,414

		9,475,597

Chemicals 0.4%
Clariant AG (Registered)*	17,775	364,350
EMS-Chemie Holding AG (Registered)	764	478,367
Givaudan SA (Registered)	852	2,504,021
Sika AG (Registered)	12,106	2,081,701

		5,428,439

Common Stocks (continued)

	Shares	Value

SWITZERLAND (continued)
Construction Materials 0.2%
LafargeHolcim Ltd. (Registered)*	46,111	$2,379,466

Diversified Financial Services 0.0%†
Pargesa Holding SA	3,702	292,489

Diversified Telecommunication Services 0.1%
Swisscom AG (Registered)	2,375	1,215,321

Electrical Equipment 0.3%
ABB Ltd. (Registered)	172,392	3,618,136

Food Products 2.4%
Barry Callebaut AG (Registered)	199	420,419
Chocoladefabriken Lindt & Spruengli AG	101	751,194
Chocoladefabriken Lindt & Spruengli AG (Registered)	9	737,218
Nestle SA (Registered)	286,537	30,595,553

		32,504,384

Health Care Equipment & Supplies 0.3%
Alcon, Inc.*	39,584	2,338,625
Sonova Holding AG (Registered)	5,100	1,168,624
Straumann Holding AG (Registered)	926	826,092

		4,333,341

Insurance 0.8%
Baloise Holding AG (Registered)	4,738	875,298
Swiss Life Holding AG (Registered)	3,241	1,623,322
Swiss Re AG	28,393	2,976,217
Zurich Insurance Group AG	14,124	5,521,112

		10,995,949

Life Sciences Tools & Services 0.2%
Lonza Group AG (Registered)*	7,053	2,539,239

Machinery 0.1%
Schindler Holding AG	3,825	935,547
Schindler Holding AG (Registered)	1,853	438,102

		1,373,649

Marine 0.1%
Kuehne + Nagel International AG (Registered)	5,107	825,230

Metals & Mining 0.2%
Glencore plc*	1,035,198	3,123,343

Pharmaceuticals 2.8%
Novartis AG (Registered)	200,966	17,555,919
Roche Holding AG	65,723	19,822,725
Vifor Pharma AG	4,162	655,519

		38,034,163

Professional Services 0.2%
Adecco Group AG (Registered)	15,184	900,282
SGS SA (Registered)	492	1,284,709

		2,184,991

Real Estate Management & Development 0.1%
Swiss Prime Site AG (Registered)*	7,373	759,935

Semiconductors & Semiconductor Equipment 0.1%
STMicroelectronics NV	64,181	1,457,572

Software 0.1%
Temenos AG (Registered)*	6,114	873,058

Specialty Retail 0.0%†
Dufry AG (Registered)*	4,121	358,723

69

Statement of Investments (Continued)

October 31, 2019

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

SWITZERLAND (continued)
Textiles, Apparel & Luxury Goods 0.4%
Cie Financiere Richemont SA (Registered)	49,209	$3,874,077
Swatch Group AG (The)	2,763	765,314
Swatch Group AG (The) (Registered)	4,961	265,992

		4,905,383

		129,016,108

UNITED ARAB EMIRATES 0.0%†
Health Care Providers & Services 0.0%†
NMC Health plc (a)	8,929	253,326

UNITED KINGDOM 14.1%
Aerospace & Defense 0.3%
BAE Systems plc	301,738	2,252,436
Meggitt plc	70,516	570,922
Rolls-Royce Holdings plc*	163,362	1,500,797

		4,324,155

Airlines 0.0%†
easyJet plc	12,834	205,835

Automobiles 0.1%
Fiat Chrysler Automobiles NV	101,985	1,590,319

Banks 2.0%
Barclays plc	1,605,116	3,486,368
HSBC Holdings plc	1,893,134	14,315,355
Lloyds Banking Group plc	6,634,940	4,881,518
Royal Bank of Scotland Group plc	452,036	1,246,235
Standard Chartered plc	258,807	2,352,641

		26,282,117

Beverages 0.8%
Coca-Cola European Partners plc	21,547	1,152,980
Diageo plc	221,661	9,074,771

		10,227,751

Capital Markets 0.5%
3i Group plc	90,676	1,327,392
Hargreaves Lansdown plc	25,238	580,631
London Stock Exchange Group plc	29,581	2,667,736
Schroders plc	11,841	477,087
St James’s Place plc	49,900	674,443
Standard Life Aberdeen plc	222,357	875,656

		6,602,945

Chemicals 0.1%
Croda International plc	12,433	776,213
Johnson Matthey plc	17,083	679,685

		1,455,898

Commercial Services & Supplies 0.1%
G4S plc	144,899	388,376
Rentokil Initial plc	176,835	1,041,249

		1,429,625

Diversified Financial Services 0.0%†
M&G plc*	238,485	660,474

Diversified Telecommunication Services 0.1%
BT Group plc	775,338	2,056,600

Electric Utilities 0.1%
SSE plc	94,649	1,574,015

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Electrical Equipment 0.1%
Melrose Industries plc	445,734	$1,231,058

Electronic Equipment, Instruments & Components 0.1%
Halma plc	36,302	881,344

Energy Equipment & Services 0.0%†
John Wood Group plc	61,198	268,898

Equity Real Estate Investment Trusts (REITs) 0.2%
British Land Co. plc (The)	85,605	691,405
Land Securities Group plc	67,126	820,385
Segro plc	105,425	1,153,560

		2,665,350

Food & Staples Retailing 0.3%
J Sainsbury plc	170,907	450,641
Tesco plc	912,168	2,784,119
Wm Morrison Supermarkets plc	226,455	583,591

		3,818,351

Food Products 0.1%
Associated British Foods plc	34,482	995,676

Health Care Equipment & Supplies 0.1%
Smith & Nephew plc	82,190	1,761,375

Hotels, Restaurants & Leisure 0.5%
Compass Group plc	148,960	3,970,581
GVC Holdings plc	55,639	641,791
InterContinental Hotels Group plc	16,143	976,536
Merlin Entertainments plc Reg. S (b)	66,868	393,710
Whitbread plc	12,780	673,047

		6,655,665

Household Durables 0.2%
Barratt Developments plc	95,300	782,361
Berkeley Group Holdings plc	11,303	644,548
Persimmon plc	30,266	894,254
Taylor Wimpey plc	321,092	691,885

		3,013,048

Household Products 0.4%
Reckitt Benckiser Group plc	65,990	5,101,722

Industrial Conglomerates 0.3%
CK Hutchison Holdings Ltd.	249,886	2,307,536
DCC plc	8,785	823,622
Smiths Group plc	36,586	764,869

		3,896,027

Insurance 0.7%
Admiral Group plc	18,519	485,117
Aviva plc	370,564	1,994,068
Direct Line Insurance Group plc	130,580	460,571
Legal & General Group plc	564,481	1,932,876
Prudential plc	238,485	4,178,438
RSA Insurance Group plc	95,454	646,456

		9,697,526

Interactive Media & Services 0.0%†
Auto Trader Group plc Reg. S (b)	82,272	599,904

Internet & Direct Marketing Retail 0.1%
Ocado Group plc*	43,465	748,613

70

Statement of Investments (Continued)

October 31, 2019

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Machinery 0.2%
CNH Industrial NV	92,133	$1,007,228
Spirax-Sarco Engineering plc	7,039	723,638
Weir Group plc (The)	24,631	429,858

		2,160,724

Media 0.3%
Informa plc	117,826	1,183,210
ITV plc	348,268	605,036
Pearson plc	75,147	665,811
WPP plc	118,102	1,475,982

		3,930,039

Multiline Retail 0.1%
Marks & Spencer Group plc	189,295	445,206
Next plc	12,525	1,071,837

		1,517,043

Multi-Utilities 0.3%
Centrica plc	547,801	517,631
National Grid plc	318,669	3,725,339

		4,242,970

Oil, Gas & Consumable Fuels 0.9%
BP plc	1,903,301	12,093,947

Paper & Forest Products 0.1%
Mondi plc	46,411	963,488

Personal Products 1.1%
Unilever NV (a)	136,348	8,061,728
Unilever plc	103,753	6,225,286

		14,287,014

Pharmaceuticals 1.7%
AstraZeneca plc	122,689	11,965,396
GlaxoSmithKline plc	466,599	10,694,110

		22,659,506

Professional Services 0.6%
Experian plc	84,535	2,659,139
Intertek Group plc	15,104	1,049,706
RELX plc	181,177	4,359,770

		8,068,615

Software 0.1%
Micro Focus International plc	32,908	451,945
Sage Group plc (The)	97,934	913,426

		1,365,371

Specialty Retail 0.0%†
Kingfisher plc	195,773	526,467

Textiles, Apparel & Luxury Goods 0.1%
Burberry Group plc	37,389	991,591

Tobacco 0.7%
British American Tobacco plc	215,180	7,520,893
Imperial Brands plc	88,263	1,938,858

		9,459,751

Trading Companies & Distributors 0.2%
Ashtead Group plc	42,828	1,303,023
Bunzl plc	30,066	782,312

		2,085,335

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Water Utilities 0.1%
Severn Trent plc	23,015	$672,746
United Utilities Group plc	63,225	712,812

		1,385,558

Wireless Telecommunication Services 0.4%
Vodafone Group plc	2,506,089	5,126,861

		188,608,571

UNITED STATES 0.3%
Construction Materials 0.1%
James Hardie Industries plc CHDI	39,653	678,436

Hotels, Restaurants & Leisure 0.1%
Carnival plc	15,822	633,743

Life Sciences Tools & Services 0.0%†
QIAGEN NV*	20,601	619,088

Software 0.0%†
CyberArk Software Ltd.*	3,557	361,320

Trading Companies & Distributors 0.1%
Ferguson plc	21,747	1,855,538

		4,148,125

Total Common Stocks (cost $1,118,967,490)		1,334,142,026

Preferred Stock 0.0%†
UNITED KINGDOM 0.0%†
Diversified Financial Services 0.0%†
Rolls-Royce International Ltd. (Preference), Class C*¥	7,514,652	9,734

Total Preferred Stock (cost $9,654)		9,734

Short-Term Investment 0.1%
Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 1.76% (c)(d)	1,280,517	1,280,517

Total Short-Term Investment (cost $1,280,517)		1,280,517

Repurchase Agreements 1.0%

	Principal Amount

BNP Paribas Securities Corp., 1.70%, dated 10/31/2019, due 11/1/2019, repurchase price $8,860,013, collateralized by U.S. Treasury Note, 2.50%, maturing 2/28/2021; total market value $9,070,579. (d)(e)	$8,859,595	8,859,595

71

Statement of Investments (Continued)

October 31, 2019

Nationwide International Index Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

Royal Bank of Canada, 1.68%, dated 10/31/2019, due 11/1/2019, repurchase price $4,373,571, collateralized by U.S. Treasury Note, 3.00%, maturing 9/30/2025; total market value $4,477,039. (d)(e)	$4,373,367	$4,373,367

Total Repurchase Agreements (cost $13,232,962)		13,232,962

Total Investments (cost $1,133,490,623) — 100.6%		1,348,665,239

Liabilities in excess of other assets — (0.6)%		(7,841,173)

NET ASSETS — 100.0%		$1,340,824,066

*	Denotes a non-income producing security.

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

†	Amount rounds to less than 0.1%.

(a)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $24,781,705, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $1,280,517 and $13,232,962, respectively, and by $12,012,185 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 3.63%, and maturity dates ranging from 11/14/2019 - 5/15/2048; a total value of $26,525,664.

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at October 31, 2019 was $11,562,304 which represents 0.86% of net assets.

(c)	Represents 7-day effective yield as of October 31, 2019.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2019 was $14,513,479.

(e)	Please refer to Note 2(g) for additional information on the joint repurchase agreement.
ADR	American Depositary Receipt

CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest

CVA	Dutch Certification

FDR	Fiduciary Depositary Receipt

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

SDR	Swedish Depository Receipt

72

Statement of Investments (Continued)

October 31, 2019

Nationwide International Index Fund (Continued)

Futures contracts outstanding as of October 31, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
EURO STOXX 50 Index	57	12/2019	EUR	2,294,317	26,532
FTSE 100 Index	14	12/2019	GBP	1,314,055	21,848
SGX Nikkei 225 Index	30	12/2019	JPY	3,189,184	87,909
SPI 200 Index	11	12/2019	AUD	1,258,563	1,758

					138,047

At October 31, 2019, the Fund had $720,482 segregated in foreign currency as collateral with the broker for open futures contracts.

Currency:

AUD	Australian Dollar

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

The accompanying notes are an integral part of these financial statements.

73

Statement of Assets and Liabilities

October 31, 2019

Nationwide International Index Fund
Assets:
Investment securities, at value* (cost $1,120,257,661)	$1,335,432,277
Repurchase agreements, at value (cost $13,232,962)	13,232,962
Deposits with broker for futures contracts	720,482
Foreign currencies, at value (cost $8,122,443)	8,138,751
Interest and dividends receivable	3,932,249
Securities lending income receivable	23,017
Receivable for investments sold	7,210,529
Receivable for capital shares issued	177,045
Reclaims receivable	2,670,628
Prepaid expenses	26,162

Total Assets	1,371,564,102

Liabilities:
Payable for investments purchased	7,215,305
Payable for capital shares redeemed	1,359,395
Payable for variation margin on futures contracts	40,457
Cash overdraft (Note 2)	7,029,884
Payable upon return of securities loaned (Note 2)	14,513,479
Accrued expenses and other payables:
Investment advisory fees	274,537
Fund administration fees	49,148
Distribution fees	47,214
Administrative servicing fees	53,162
Accounting and transfer agent fees	5,781
Trustee fees	5,590
Custodian fees	3,230
Compliance program costs (Note 3)	1,765
Professional fees	54,989
Printing fees	9,910
Other	76,190

Total Liabilities	30,740,036

Net Assets	$1,340,824,066

Represented by:
Capital	$1,199,733,555
Total distributable earnings (loss)	141,090,511

Net Assets	$1,340,824,066

Net Assets:
Class A Shares	$191,579,164
Class C Shares	2,888,515
Class R Shares	10,553,339
Class R6 Shares	1,128,270,647
Institutional Service Class Shares	7,532,401

Total	$1,340,824,066

74

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide International Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	24,408,548
Class C Shares	394,831
Class R Shares	1,346,882
Class R6 Shares	142,830,499
Institutional Service Class Shares	954,652

Total	169,935,412

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$7.85
Class C Shares (b)	$7.32
Class R Shares	$7.84
Class R6 Shares	$7.90
Institutional Service Class Shares	$7.89
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.33

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $24,781,705 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

75

Statement of Operations

For the Year Ended October 31, 2019

Nationwide International Index Fund
INVESTMENT INCOME:
Dividend income	$48,759,287
Income from securities lending (Note 2)	478,216
Foreign tax withholding	(3,987,651)

Total Income	45,249,852

EXPENSES:
Investment advisory fees	3,312,220
Fund administration fees	429,275
Distribution fees Class A	473,317
Distribution fees Class C	32,353
Distribution fees Class R	44,031
Administrative servicing fees Class A	321,854
Administrative servicing fees Class C	3,027
Administrative servicing fees Class R	19,270
Administrative servicing fees Institutional Service Class	11,800
Registration and filing fees	67,215
Professional fees	166,902
Printing fees	14,030
Trustee fees	49,435
Custodian fees	71,280
Accounting and transfer agent fees	29,977
Compliance program costs (Note 3)	6,663
Other	209,110

Total Expenses	5,261,759

NET INVESTMENT INCOME	39,988,093

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	38,918,726
Expiration or closing of futures contracts (Note 2)	1,518,381
Foreign currency transactions (Note 2)	(175,723)

Net realized gains	40,261,384

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	58,179,395
Futures contracts (Note 2)	631,885
Translation of assets and liabilities denominated in foreign currencies	117,551

Net change in unrealized appreciation/depreciation	58,928,831

Net realized/unrealized gains	99,190,215

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$139,178,308

The accompanying notes are an integral part of these financial statements.

76

Statements of Changes in Net Assets

	Nationwide International Index Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$39,988,093	$42,026,476
Net realized gains	40,261,384	35,694,631
Net change in unrealized appreciation/depreciation	58,928,831	(188,874,630)

Change in net assets resulting from operations	139,178,308	(111,153,523)

Distributions to Shareholders From:
Distributable earnings:
Class A	(11,309,836)	(14,185,717)
Class C	(192,648)	(377,392)
Class R	(474,500)	(399,261)
Class R6	(77,508,546)	(85,510,721)
Institutional Service Class	(402,730)	(149,056)

Change in net assets from shareholder distributions	(89,888,260)	(100,622,147)

Change in net assets from capital transactions	(158,764,873)	112,689,180

Change in net assets	(109,474,825)	(99,086,490)

Net Assets:
Beginning of year	1,450,298,891	1,549,385,381

End of year	$1,340,824,066	$1,450,298,891

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$42,731,628	$80,367,851
Proceeds from shares issued in class conversion (Note 1)	19,021	–
Dividends reinvested	10,752,228	13,453,800
Cost of shares redeemed	(68,242,701)	(55,730,072)

Total Class A Shares	(14,739,824)	38,091,579

Class C Shares
Proceeds from shares issued	578,820	819,743
Dividends reinvested	173,872	335,506
Cost of shares redeemed in class conversion (Note 1)	(19,021)	–
Cost of shares redeemed	(1,802,507)	(2,672,526)

Total Class C Shares	(1,068,836)	(1,517,277)

Class R Shares
Proceeds from shares issued	5,926,592	7,010,781
Dividends reinvested	386,636	244,934
Cost of shares redeemed	(3,540,490)	(4,502,543)

Total Class R Shares	2,772,738	2,753,172

Class R6 Shares
Proceeds from shares issued	91,405,665	168,432,878
Dividends reinvested	77,508,501	85,500,338
Cost of shares redeemed	(315,596,647)	(186,133,363)

Total Class R6 Shares	(146,682,481)	67,799,853

77

Statements of Changes in Net Assets (Continued)

	Nationwide International Index Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$7,102,946	$8,268,312
Dividends reinvested	343,289	122,115
Cost of shares redeemed	(6,492,705)	(2,828,574)

Total Institutional Service Class Shares	953,530	5,561,853

Change in net assets from capital transactions	$(158,764,873)	$112,689,180

SHARE TRANSACTIONS:
Class A Shares
Issued	5,658,555	9,382,406
Issued in class conversion (Note 1)	2,560	–
Reinvested	1,513,509	1,599,040
Redeemed	(9,009,065)	(6,644,414)

Total Class A Shares	(1,834,441)	4,337,032

Class C Shares
Issued	82,164	101,849
Reinvested	26,274	42,454
Redeemed in class conversion (Note 1)	(2,745)	–
Redeemed	(259,239)	(343,846)

Total Class C Shares	(153,546)	(199,543)

Class R Shares
Issued	790,251	838,096
Reinvested	54,400	29,136
Redeemed	(479,247)	(543,753)

Total Class R Shares	365,404	323,479

Class R6 Shares
Issued	12,206,584	20,021,176
Reinvested	10,856,606	10,102,281
Redeemed	(42,145,329)	(21,703,012)

Total Class R6 Shares	(19,082,139)	8,420,445

Institutional Service Class Shares
Issued	940,034	981,631
Reinvested	47,964	14,478
Redeemed	(836,375)	(338,583)

Total Institutional Service Class Shares	151,623	657,526

Total change in shares	(20,553,099)	13,538,939

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

78

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Index Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (c)(e)
Class A Shares
Year Ended October 31, 2019	$7.57	0.20	0.54	0.74	(0.29)	(0.17)	(0.46)	$7.85	10.47%		$191,579,164	0.74%	2.65%	0.74%	3.75%
Year Ended October 31, 2018	$8.72	0.20	(0.82)	(0.62)	(0.22)	(0.31)	(0.53)	$7.57	(7.62%	)	$198,583,745	0.71%	2.39%	0.71%	9.38%
Year Ended October 31, 2017	$7.25	0.18	1.48	1.66	(0.17)	(0.02)	(0.19)	$8.72	23.17%		$190,918,580	0.71%	2.29%	0.71%	6.07%
Year Ended October 31, 2016	$7.75	0.18	(0.42)	(0.24)	(0.19)	(0.07)	(0.26)	$7.25	(3.13%	)	$154,817,735	0.72%	2.55%	0.72%	6.09%
Year Ended October 31, 2015	$8.14	0.20	(0.34)	(0.14)	(0.22)	(0.03)	(0.25)	$7.75	(1.78%	)	$170,696,771	0.70%	2.50%	0.70%	6.69%

Class C Shares
Year Ended October 31, 2019	$7.08	0.14	0.50	0.64	(0.23)	(0.17)	(0.40)	$7.32	9.75%		$2,888,515	1.42%	1.97%	1.42%	3.75%
Year Ended October 31, 2018	$8.21	0.13	(0.75)	(0.62)	(0.20)	(0.31)	(0.51)	$7.08	(8.18%	)	$3,880,028	1.38%	1.70%	1.38%	9.38%
Year Ended October 31, 2017	$6.84	0.11	1.40	1.51	(0.12)	(0.02)	(0.14)	$8.21	22.36%		$6,139,114	1.39%	1.53%	1.39%	6.07%
Year Ended October 31, 2016	$7.34	0.13	(0.41)	(0.28)	(0.15)	(0.07)	(0.22)	$6.84	(3.83%	)	$5,729,070	1.39%	1.92%	1.39%	6.09%
Year Ended October 31, 2015	$7.73	0.15	(0.33)	(0.18)	(0.18)	(0.03)	(0.21)	$7.34	(2.41%	)	$5,592,927	1.38%	1.98%	1.38%	6.69%

Class R Shares
Year Ended October 31, 2019	$7.55	0.18	0.54	0.72	(0.26)	(0.17)	(0.43)	$7.84	10.29%		$10,553,339	1.04%	2.34%	1.04%	3.75%
Year Ended October 31, 2018	$8.71	0.18	(0.82)	(0.64)	(0.21)	(0.31)	(0.52)	$7.55	(7.88%	)	$7,413,682	1.02%	2.11%	1.02%	9.38%
Year Ended October 31, 2017	$7.25	0.14	1.49	1.63	(0.15)	(0.02)	(0.17)	$8.71	22.78%		$5,734,302	0.99%	1.72%	0.99%	6.07%
Year Ended October 31, 2016	$7.75	0.16	(0.42)	(0.26)	(0.17)	(0.07)	(0.24)	$7.25	(3.37%	)	$3,019,089	1.00%	2.27%	1.00%	6.09%
Year Ended October 31, 2015	$8.15	0.19	(0.36)	(0.17)	(0.20)	(0.03)	(0.23)	$7.75	(2.11%	)	$3,422,400	0.95%	2.33%	0.95%	6.69%

Class R6 Shares (f)
Year Ended October 31, 2019	$7.62	0.23	0.55	0.78	(0.33)	(0.17)	(0.50)	$7.90	11.02%		$1,128,270,647	0.32%	3.02%	0.32%	3.75%
Year Ended October 31, 2018	$8.76	0.23	(0.81)	(0.58)	(0.25)	(0.31)	(0.56)	$7.62	(7.22%	)	$1,234,310,025	0.31%	2.74%	0.31%	9.38%
Year Ended October 31, 2017	$7.29	0.21	1.48	1.69	(0.20)	(0.02)	(0.22)	$8.76	23.51%		$1,345,318,673	0.31%	2.64%	0.31%	6.07%
Year Ended October 31, 2016	$7.79	0.22	(0.43)	(0.21)	(0.22)	(0.07)	(0.29)	$7.29	(2.71%	)	$1,578,665,493	0.31%	2.98%	0.31%	6.09%
Year Ended October 31, 2015	$8.18	0.23	(0.34)	(0.11)	(0.25)	(0.03)	(0.28)	$7.79	(1.36%	)	$1,581,115,104	0.30%	2.90%	0.30%	6.69%

Institutional Service Class Shares
Year Ended October 31, 2019	$7.61	0.22	0.54	0.76	(0.31)	(0.17)	(0.48)	$7.89	10.78%		$7,532,401	0.49%	2.96%	0.49%	3.75%
Year Ended October 31, 2018	$8.76	0.22	(0.82)	(0.60)	(0.24)	(0.31)	(0.55)	$7.61	(7.40%	)	$6,111,411	0.47%	2.61%	0.47%	9.38%
Period Ended October 31, 2017 (g)	$7.26	0.14	1.58	1.72	(0.20)	(0.02)	(0.22)	$8.76	23.97%		$1,274,712	0.40%	1.80%	0.40%	6.07%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(g)	For the period from December 7, 2016 (commencement of operations) through October 31, 2017. Total return is calculated based on inception date of December 6, 2016 through October 31, 2017.

The accompanying notes are an integral part of these financial statements.

79

Fund Commentary	Nationwide Mid Cap Market Index Fund

For the annual period ended October 31, 2019, the Nationwide Mid Cap Market Index Fund (Class A at NAV*) returned 8.25% versus 9.02% for its benchmark, the S&P MidCap 400® Index (S&P 400). For broader comparison, the return for the Fund’s closest Morningstar® peer category, Mid-Cap Blend (consisting of 421 funds as of October 31, 2019), was 9.03% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

In the fourth quarter of 2018, concerns over Federal Reserve (Fed) policy, U.S.-China trade tensions, and a potential slowdown in growth contributed to investor anxiety. The quarter began with Fed chairman Powell’s comment that the U.S. federal funds rate was “a long way from neutral.” The hawkish comment drove a temporary sell-off in Treasuries. However, this was short lived as declines in energy prices and softness in portions of the U.S. economy (the Institute of Supply Management [ISM] Purchasing Managers Index [PMI]** fell from 59.8 in September to 54.1 in December) contributed to a reduction in inflation expectations. This was accompanied by a broad-based risk-off in December — the worst December performance on record since 1931 — and the 10-year Treasury yield ended the quarter 0.57% lower than intra-quarter highs to 2.68%. Even though the United States and China were able to broker a 90-day trade war “truce” on December 1, 2018, volatility abounded in the wake of the Federal Open Market Committee (FOMC) December announcement. Although the Fed’s December rate hike and lowering of interest rate projections was largely expected, the Fed’s relatively hawkish tone and Powell’s affirmation that the balance sheet run-off was to run on autopilot was punished by the market.

In the first quarter of 2019, U.S. equities advanced as positive headlines regarding U.S.-China trade negotiations, relatively strong corporate earnings growth, and the Fed’s dovish pivot helped investor sentiment recover from steep losses in the previous quarter and contributed to a meaningful rebound in equity prices. In the

January announcement, the Fed indicated it would refrain from interest rate hikes for the foreseeable future, a dovish assessment of U.S. economic conditions, and transparency around balance sheet normalization. This reduced market-based expectations of interest rates, serving as a boon for both equities and bonds. On the macroeconomic front, despite a 35-day government shutdown and global economic weakness, the U.S. economy continued to exhibit a tight labor market, low inflation and slowing but stable economic growth. The U-3 unemployment rate (representing the number of people actively looking for a job) remained at 3.8% in February, the lowest level since 1969. Core personal consumption expenditure dropped to 1.8% year-over-year in January, below the Fed’s inflation target of 2%. Though the ISM Manufacturing PMI was below two-year averages throughout the quarter, the indicator remained in expansionary territory at the end of the quarter (55.3). Less optimism was evident in the U.S. rates market. The pause in interest rate hiking by the Fed coupled with lowered forecasts for growth drove investors into longer-duration government bonds. The yield on the 10-year U.S. Treasury dropped from a quarterly high of 2.78% in mid-January to 2.40% at quarter end. The bid for long-term debt coupled with high short-term rates (federal funds target rate remained at 2.50% at the quarter’s end) catalyzed an inversion of the three-month, 10-year Treasury spread. This spread is the Fed’s preferred measure for calculating recession probabilities, and its inversion has preceded every U.S. recession since the 1950s.

During the second quarter of 2019, the Chicago Fed National Activity Index was in contractionary territory in April and May. The ISM Manufacturing PMI decelerated throughout the quarter but remained in expansionary territory in June (51.7). The U-3 unemployment rate actually declined to 3.6% in April, but the moving average of continuing jobless claims accelerated throughout the quarter. In May, U.S. President Trump threatened an increase in tariffs and protectionism against both China and Mexico. The U.S. markets fell in May on these renewed trade concerns, and trade tensions were a source of

80

Fund Commentary (cont.)	Nationwide Mid Cap Market Index Fund

intra-quarter volatility. However, these threats did not materialize, and sentiment eased heading into the G-20† meeting at the month’s end. On the macroeconomic front, there were signs of weaker U.S. economic conditions. In the June FOMC announcement, Fed Chair Powell stated that should trade tensions weigh on the FOMC’s economic outlook or should the shortfall of inflation from the target rate persist longer than expected, the Fed would provide more accommodation to sustain the expansion. The prospect of easy monetary policy broadly buoyed equities. In interest rates, the 10-year U.S. Treasury yield declined 0.50% in the quarter to 2% — the lowest level since 2016. The yield curve remained a source of uncertainty as the three-month, 10-year spread remained in negative territory while the five-year, 30-year spread expanded throughout the quarter.

In the third quarter of 2019, trade tensions were a key focus for both domestic and global investors. The U.S. markets suffered their worst week of 2019 in early August on the back of President Trump’s promise to impose 10% tariffs on all Chinese imports that were not already subject to 25% tariffs. U.S.-China tensions did ostensibly ease ahead of a new round of trade talks that were slated to be held in October. In monetary policy, the Fed lowered the target range for the federal funds rates in both the July and September meetings. Fed Chair Powell confirmed that the rate cuts were intended to offset potential downside risks from weak global growth and trade policy uncertainty. On the macroeconomic front, survey-based U.S. economic indicators continued to soften in the manufacturing and consumer sectors, while hard economic data releases exhibited resilience. The frequently tracked ISM Manufacturing PMI registered in contractionary territory in both August and September. The September reading was the lowest reading since the global financial crisis. Consumer sentiment also softened, with the University of Michigan Consumer Sentiment Index‡ falling to its lowest level since 2016 in August. More constructively, labor market conditions were stable as the U-3 unemployment rate remained at 3.7% throughout the quarter and average hourly earnings modestly accelerated. In interest rates, the 10-year Treasury yield declined 0.36% from the start of the quarter to the end, although the benchmark rate did fall as low as 1.45% intra-quarter. In August, the frequently monitored two-year, 10-year Treasury yield spread inverted for the first time since the global financial crisis, but ended the quarter in positive territory.

U.S. mid-capitalization stocks, as represented by the S&P 400, increased approximately 9.02% for the year ended October 31, 2019. From a sector perspective, top returns came from Information Technology, with 21.56%; Industrials, with 18.06%; and Real Estate, with 16.89%. Bottom sector returns came from Energy, with -46.50%; and Consumer Staples, with -0.92%; followed by the lowest positive sector, Health Care, with 0.12%.

Exchange-traded futures are employed to equitize dividend accruals as well as to manage day-to-day cash flows generated from clients’ trades, dividends, interest received and other activity associated with securities in the portfolio. Specifically, futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the Fund’s portfolio. While the Fund seeks to remain fully invested, a small amount of spendable cash is retained to minimize trading and transactions costs. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre; Jennifer Hsui, CFA; Alan Mason; Greg Savage, CFA; and Amy Whitelaw

*

Performance is shown for the Fund’s Class A shares to correspond with the class used for performance reporting in the Fund’s prospectus. Class R6 shares previously were shown in the Fund’s annual reports for performance reporting.

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities (including mid-sized

81

Fund Commentary (cont.)	Nationwide Mid Cap Market Index Fund

companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

82

Fund Overview	Nationwide Mid Cap Market Index Fund

Asset Allocation1

Common Stocks	97.4%
Repurchase Agreements	2.4%
Short-Term Investment	0.2%
Futures Contracts†	0.0%
Liabilities in excess of other assets†	0.0%
100.0%

Top Industries2

Equity Real Estate Investment Trusts (REITs)	10.8%
Banks	6.8%
Insurance	5.5%
Electronic Equipment, Instruments & Components	4.3%
Machinery	4.1%
Hotels, Restaurants & Leisure	4.1%
Health Care Equipment & Supplies	4.0%
Semiconductors & Semiconductor Equipment	3.7%
Software	3.2%
Chemicals	2.5%
Other Industries#	51.0%
100.0%

Top Holdings2

Zebra Technologies Corp., Class A	0.7%
Teledyne Technologies, Inc.	0.7%
STERIS plc	0.7%
Old Dominion Freight Line, Inc.	0.6%
Alleghany Corp.	0.6%
Domino’s Pizza, Inc.	0.6%
Camden Property Trust	0.6%
West Pharmaceutical Services, Inc.	0.6%
Teradyne, Inc.	0.6%
Tyler Technologies, Inc.	0.6%
Other Holdings#	93.7%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

83

Fund Performance	Nationwide Mid Cap Market Index Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	8.25%	7.64%	12.44%
	w/SC2	2.04%	6.37%	11.78%
Class C	w/o SC1	7.55%	6.92%	11.72%
	w/SC3	6.68%	N/A	N/A
Class R4,5,		7.96%	7.33%	12.21%
Class R6[4,6]		8.74%	8.10%	12.89%
Institutional Service Class[4]		8.48%	N/A	7.08%	[7]*
S&P MidCap 400® Index		9.02%	8.37%	13.21%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were remaned Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of December 6, 2016.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	0.68%	0.67%
Class C	1.36%	1.35%
Class R	0.98%	0.97%
Class R6	0.27%	0.26%
Institutional Service Class	0.52%	0.51%

^

Current effective prospectus dated February 28, 2019. The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

84

Fund Performance (cont.)	Nationwide Mid Cap Market Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Mid Cap Market Index Fund versus the S&P MidCap 400® Index over the 10-year period ended 10/31/19. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

85

Shareholder Expense Example	Nationwide Mid Cap Market Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Mid Cap Market Index Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19	Expense Ratio During Period (%) 5/1/19 - 10/31/19
Class A Shares	Actual	(a)	1,000.00	997.10	3.42	0.68
	Hypothetical	(a)(b)	1,000.00	1,021.78	3.47	0.68
Class C Shares	Actual	(a)	1,000.00	994.30	6.84	1.36
	Hypothetical	(a)(b)	1,000.00	1,018.35	6.92	1.36
Class R Shares	Actual	(a)	1,000.00	995.40	5.03	1.00
	Hypothetical	(a)(b)	1,000.00	1,020.16	5.09	1.00
Class R6 Shares	Actual	(a)	1,000.00	999.70	1.41	0.28
	Hypothetical	(a)(b)	1,000.00	1,023.79	1.43	0.28
Institutional Service Class Shares	Actual	(a)	1,000.00	998.10	2.22	0.44
	Hypothetical	(a)(b)	1,000.00	1,022.99	2.24	0.44

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

86

Statement of Investments

October 31, 2019

Nationwide Mid Cap Market Index Fund

Common Stocks 97.4%

	Shares	Value

Aerospace & Defense 1.4%
Axon Enterprise, Inc.*	27,614	$1,411,904
Curtiss-Wright Corp.	19,900	2,691,475
Mercury Systems, Inc.*	25,845	1,903,743
Teledyne Technologies, Inc.*	16,945	5,585,072

		11,592,194

Air Freight & Logistics 0.4%
XPO Logistics, Inc.*	42,956	3,281,838

Airlines 0.3%
JetBlue Airways Corp.*	138,070	2,664,751

Auto Components 1.0%
Adient plc*	40,590	860,102
Dana, Inc.	67,138	1,089,650
Delphi Technologies plc	40,057	489,096
Gentex Corp.	118,736	3,330,545
Goodyear Tire & Rubber Co. (The)	108,436	1,720,879
Visteon Corp.*	13,032	1,212,237

		8,702,509

Automobiles 0.2%
Thor Industries, Inc.	25,666	1,623,631

Banks 6.8%
Associated Banc-Corp.	75,678	1,521,885
BancorpSouth Bank	43,625	1,337,979
Bank of Hawaii Corp.	18,874	1,647,889
Bank OZK	56,339	1,580,872
Cathay General Bancorp	35,401	1,259,214
Commerce Bancshares, Inc.	45,930	2,956,055
Cullen/Frost Bankers, Inc.	26,526	2,389,462
East West Bancorp, Inc.	67,786	2,909,375
First Financial Bankshares, Inc.	63,283	2,106,058
First Horizon National Corp.	145,612	2,325,424
FNB Corp.	151,776	1,830,419
Fulton Financial Corp.	77,745	1,326,330
Hancock Whitney Corp.	42,276	1,648,764
Home BancShares, Inc.	72,719	1,343,847
International Bancshares Corp.	26,953	1,103,995
PacWest Bancorp	55,099	2,038,112
Pinnacle Financial Partners, Inc.	33,674	1,980,705
Prosperity Bancshares, Inc.	44,143	3,046,750
Signature Bank	25,489	3,015,858
Sterling Bancorp	95,648	1,879,483
Synovus Financial Corp.	71,901	2,435,287
TCF Financial Corp.	71,538	2,832,189
Texas Capital Bancshares, Inc.*	23,435	1,266,896
Trustmark Corp.	30,067	1,031,899
UMB Financial Corp.	20,098	1,311,595
Umpqua Holdings Corp.	102,788	1,626,106
United Bankshares, Inc.	47,472	1,877,043
Valley National Bancorp	155,038	1,795,340
Webster Financial Corp.	42,928	1,893,125
Wintrust Financial Corp.	26,388	1,684,082

		57,002,038

Beverages 0.2%
Boston Beer Co., Inc. (The), Class A*	4,280	1,602,689

Common Stocks (continued)

	Shares	Value

Biotechnology 0.8%
Exelixis, Inc.*	141,167	$2,181,030
Ligand Pharmaceuticals, Inc.* (a)	8,863	964,383
Repligen Corp.*	21,613	1,718,017
United Therapeutics Corp.*	20,433	1,835,701

		6,699,131

Building Products 1.2%
Lennox International, Inc.	16,419	4,061,404
Owens Corning	50,685	3,105,977
Resideo Technologies, Inc.*	56,057	534,223
Trex Co., Inc.*	27,223	2,392,629

		10,094,233

Capital Markets 2.4%
Eaton Vance Corp.	52,688	2,402,573
Evercore, Inc., Class A	18,574	1,367,789
FactSet Research Systems, Inc.	17,822	4,518,234
Federated Investors, Inc., Class B	44,827	1,431,774
Interactive Brokers Group, Inc., Class A	35,761	1,701,151
Janus Henderson Group plc	74,146	1,714,997
Legg Mason, Inc.	38,023	1,416,737
SEI Investments Co.	59,100	3,541,272
Stifel Financial Corp.	32,432	1,815,543

		19,910,070

Chemicals 2.5%
Ashland Global Holdings, Inc.	28,175	2,179,900
Cabot Corp.	26,964	1,175,361
Chemours Co. (The)	76,209	1,250,590
Ingevity Corp.*	19,506	1,642,600
Minerals Technologies, Inc.	16,346	808,310
NewMarket Corp.	3,438	1,669,114
Olin Corp.	76,609	1,405,009
PolyOne Corp.	35,873	1,149,730
RPM International, Inc.	60,413	4,375,713
Scotts Miracle-Gro Co. (The)	18,356	1,842,759
Sensient Technologies Corp.	19,730	1,234,309
Valvoline, Inc.	87,696	1,871,432

		20,604,827

Commercial Services & Supplies 1.9%
Brink’s Co. (The)	23,299	1,979,483
Clean Harbors, Inc.*	23,946	1,974,587
Deluxe Corp.	20,037	1,038,518
Healthcare Services Group, Inc. (a)	34,475	839,811
Herman Miller, Inc.	27,534	1,280,331
HNI Corp.	19,914	756,732
KAR Auction Services, Inc.	62,204	1,546,391
MSA Safety, Inc.	16,601	1,993,282
Stericycle, Inc.*	42,465	2,445,984
Tetra Tech, Inc.	25,465	2,227,424

		16,082,543

Communications Equipment 1.1%
Ciena Corp.*	72,284	2,683,182
InterDigital, Inc.	14,482	776,670
Lumentum Holdings, Inc.*	35,839	2,245,672
NetScout Systems, Inc.*	30,899	748,374
Plantronics, Inc.	14,931	588,580

87

Statement of Investments (Continued)

October 31, 2019

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Communications Equipment (continued)
ViaSat, Inc.*	26,865	$1,849,386

		8,891,864

Construction & Engineering 1.3%
AECOM*	73,494	2,940,495
Dycom Industries, Inc.*(a)	14,555	663,562
EMCOR Group, Inc.	26,149	2,293,529
Fluor Corp.	65,227	1,050,807
Granite Construction, Inc.	21,437	504,627
MasTec, Inc.*	28,087	1,767,796
Valmont Industries, Inc.	10,088	1,383,973

		10,604,789

Construction Materials 0.2%
Eagle Materials, Inc.	19,587	1,789,077

Consumer Finance 0.6%
FirstCash, Inc.	20,020	1,689,488
Green Dot Corp., Class A*	21,907	631,798
Navient Corp.	94,682	1,303,771
SLM Corp.	199,049	1,679,973

		5,305,030

Containers & Packaging 1.0%
AptarGroup, Inc.	29,849	3,526,659
Greif, Inc., Class A	11,979	469,217
Owens-Illinois, Inc.	72,060	612,510
Silgan Holdings, Inc.	36,319	1,117,536
Sonoco Products Co.	46,651	2,691,763

		8,417,685

Distributors 0.5%
Pool Corp.	18,595	3,856,603

Diversified Consumer Services 0.8%
Adtalem Global Education, Inc.*	25,623	763,053
Graham Holdings Co., Class B	2,026	1,275,691
Service Corp. International	84,979	3,864,845
WW International, Inc.*	21,531	750,786

		6,654,375

Diversified Financial Services 0.3%
Jefferies Financial Group, Inc.	117,427	2,192,362

Electric Utilities 1.5%
ALLETE, Inc.	24,045	2,069,313
Hawaiian Electric Industries, Inc.	50,764	2,291,995
IDACORP, Inc.	23,459	2,524,658
OGE Energy Corp.	93,273	4,016,335
PNM Resources, Inc.	37,122	1,935,912

		12,838,213

Electrical Equipment 1.2%
Acuity Brands, Inc.	18,588	2,319,597
EnerSys	19,805	1,324,162
Hubbell, Inc.	25,349	3,591,953
nVent Electric plc	72,574	1,673,557
Regal Beloit Corp.	19,541	1,447,011

		10,356,280

Common Stocks (continued)

	Shares	Value

Electronic Equipment, Instruments & Components 4.3%
Arrow Electronics, Inc.*	38,722	$3,069,880
Avnet, Inc.	48,289	1,910,313
Belden, Inc.	18,021	924,117
Cognex Corp.	79,533	4,095,154
Coherent, Inc.* (a)	11,176	1,664,330
II-VI, Inc.*	40,389	1,338,895
Jabil, Inc.	64,839	2,387,372
Littelfuse, Inc.	11,457	2,011,506
National Instruments Corp.	55,326	2,289,943
SYNNEX Corp.	19,042	2,242,005
Tech Data Corp.*	16,586	2,015,199
Trimble, Inc.*	117,353	4,675,344
Vishay Intertechnology, Inc.	61,749	1,244,242
Zebra Technologies Corp., Class A*	25,214	5,997,654

		35,865,954

Energy Equipment & Services 0.5%
Apergy Corp.*	36,101	908,662
Core Laboratories NV	20,665	910,087
Oceaneering International, Inc.*	45,503	644,322
Patterson-UTI Energy, Inc.	94,353	785,017
Transocean Ltd.* (a)	268,258	1,274,226

		4,522,314

Entertainment 0.9%
Cinemark Holdings, Inc.	49,687	1,818,544
Live Nation Entertainment, Inc.*	64,796	4,568,118
World Wrestling Entertainment, Inc., Class A (a)	22,165	1,242,127

		7,628,789

Equity Real Estate Investment Trusts (REITs) 10.9%
Alexander & Baldwin, Inc.	31,460	739,625
American Campus Communities, Inc.	64,038	3,200,619
Brixmor Property Group, Inc.	138,866	3,057,829
Camden Property Trust	45,085	5,156,371
CoreCivic, Inc.	55,362	844,824
CoreSite Realty Corp.	17,191	2,019,942
Corporate Office Properties Trust	52,230	1,548,097
Cousins Properties, Inc.	68,388	2,744,410
CyrusOne, Inc.	52,742	3,759,450
Douglas Emmett, Inc.	76,771	3,325,720
EastGroup Properties, Inc.	17,487	2,342,384
EPR Properties	36,124	2,810,086
First Industrial Realty Trust, Inc.	58,932	2,481,626
GEO Group, Inc. (The)	56,387	858,210
Healthcare Realty Trust, Inc.	60,249	2,094,858
Highwoods Properties, Inc.	48,316	2,261,189
JBG SMITH Properties	55,026	2,215,347
Kilroy Realty Corp.	43,276	3,632,155
Lamar Advertising Co., Class A	40,058	3,205,041
Liberty Property Trust	73,511	4,342,295
Life Storage, Inc.	21,721	2,365,851
Mack-Cali Realty Corp.	42,176	903,410
Medical Properties Trust, Inc.	208,045	4,312,773
National Retail Properties, Inc.	79,947	4,709,678
Omega Healthcare Investors, Inc.	100,911	4,444,120
Park Hotels & Resorts, Inc.	111,743	2,598,025
Pebblebrook Hotel Trust	60,960	1,567,282

88

Statement of Investments (Continued)

October 31, 2019

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
PotlatchDeltic Corp.	31,340	$1,331,010
PS Business Parks, Inc.	9,328	1,684,170
Rayonier, Inc.	60,459	1,631,184
Sabra Health Care REIT, Inc.	88,390	2,174,394
Senior Housing Properties Trust	110,915	1,100,831
Service Properties Trust	76,716	1,940,915
Spirit Realty Capital, Inc.	41,984	2,092,482
Tanger Factory Outlet Centers, Inc.	43,417	699,882
Taubman Centers, Inc.	28,593	1,023,057
Uniti Group, Inc.	89,129	616,773
Urban Edge Properties	53,817	1,136,077
Weingarten Realty Investors	56,379	1,788,906

		90,760,898

Food & Staples Retailing 0.5%
Casey’s General Stores, Inc.	17,128	2,925,634
Sprouts Farmers Market, Inc.*	55,144	1,070,345

		3,995,979

Food Products 1.6%
Flowers Foods, Inc.	89,752	1,949,413
Hain Celestial Group, Inc. (The)*	37,394	883,994
Ingredion, Inc.	31,093	2,456,347
Lancaster Colony Corp.	9,222	1,283,518
Pilgrim’s Pride Corp.*	24,210	735,016
Post Holdings, Inc.*	31,996	3,292,388
Sanderson Farms, Inc.	9,186	1,422,085
Tootsie Roll Industries, Inc.	8,086	277,188
TreeHouse Foods, Inc.*	26,195	1,415,054

		13,715,003

Gas Utilities 1.8%
National Fuel Gas Co.	40,237	1,823,138
New Jersey Resources Corp.	41,941	1,828,628
ONE Gas, Inc.	24,559	2,280,058
Southwest Gas Holdings, Inc.	25,303	2,208,952
Spire, Inc.	23,665	1,989,280
UGI Corp.	97,347	4,640,531

		14,770,587

Health Care Equipment & Supplies 4.0%
Avanos Medical, Inc.*	22,239	979,406
Cantel Medical Corp.	17,128	1,248,460
Globus Medical, Inc., Class A*	35,714	1,870,342
Haemonetics Corp.*	23,655	2,855,868
Hill-Rom Holdings, Inc.	31,122	3,258,162
ICU Medical, Inc.*	8,956	1,447,379
Integra LifeSciences Holdings Corp.*	33,084	1,920,857
LivaNova plc*	22,554	1,595,244
Masimo Corp.*	22,857	3,332,322
NuVasive, Inc.*	24,252	1,710,736
Penumbra, Inc.* (a)	14,916	2,326,449
STERIS plc	39,444	5,584,087
West Pharmaceutical Services, Inc.	34,357	4,941,911

		33,071,223

Health Care Providers & Services 2.1%
Acadia Healthcare Co., Inc.*	41,267	1,237,597
Amedisys, Inc.*	14,991	1,926,643

Common Stocks (continued)

	Shares	Value

Health Care Providers & Services (continued)
Chemed Corp.	7,416	$2,921,237
Covetrus, Inc.*	46,759	463,616
Encompass Health Corp.	45,966	2,942,743
HealthEquity, Inc.*	32,910	1,868,959
MEDNAX, Inc.*	39,294	862,896
Molina Healthcare, Inc.*	29,216	3,436,970
Patterson Cos., Inc.	39,682	679,753
Tenet Healthcare Corp.*	48,220	1,221,895

		17,562,309

Health Care Technology 0.1%
Allscripts Healthcare Solutions, Inc.*	77,448	847,281

Hotels, Restaurants & Leisure 4.1%
Boyd Gaming Corp.	37,325	1,017,106
Brinker International, Inc. (a)	17,365	771,874
Caesars Entertainment Corp.*	259,044	3,181,060
Cheesecake Factory, Inc. (The) (a)	19,096	798,022
Churchill Downs, Inc.	16,597	2,157,444
Cracker Barrel Old Country Store, Inc. (a)	11,205	1,742,377
Domino’s Pizza, Inc.	19,212	5,218,363
Dunkin’ Brands Group, Inc.	38,564	3,031,902
Eldorado Resorts, Inc.* (a)	30,443	1,362,933
Jack in the Box, Inc.	12,041	1,011,685
Marriott Vacations Worldwide Corp.	18,054	1,984,676
Papa John’s International, Inc. (a)	10,088	590,652
Penn National Gaming, Inc.*	50,758	1,081,907
Scientific Games Corp.*	24,860	596,391
Six Flags Entertainment Corp.	36,561	1,542,509
Texas Roadhouse, Inc.	30,495	1,722,968
Wendy’s Co. (The)	85,992	1,821,311
Wyndham Destinations, Inc.	42,977	1,994,563
Wyndham Hotels & Resorts, Inc.	44,944	2,425,628

		34,053,371

Household Durables 1.0%
Helen of Troy Ltd.*	11,697	1,751,743
KB Home	39,852	1,422,318
Tempur Sealy International, Inc.*	21,456	1,951,423
Toll Brothers, Inc.	60,161	2,392,603
TRI Pointe Group, Inc.*	66,429	1,045,592

		8,563,679

Household Products 0.2%
Energizer Holdings, Inc. (a)	29,878	1,269,516

Industrial Conglomerates 0.5%
Carlisle Cos., Inc.	26,372	4,015,664

Insurance 5.5%
Alleghany Corp.*	6,724	5,233,222
American Financial Group, Inc.	34,489	3,588,236
Brighthouse Financial, Inc.*	51,908	1,960,046
Brown & Brown, Inc.	108,859	4,101,807
CNO Financial Group, Inc.	73,133	1,144,531
First American Financial Corp.	52,245	3,227,696
Genworth Financial, Inc., Class A*	234,666	1,004,371
Hanover Insurance Group, Inc. (The)	18,434	2,427,942
Kemper Corp.	29,175	2,097,099
Mercury General Corp.	12,448	598,251

89

Statement of Investments (Continued)

October 31, 2019

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Insurance (continued)
Old Republic International Corp.	132,942	$2,969,924
Primerica, Inc.	19,508	2,461,519
Reinsurance Group of America, Inc.	29,248	4,751,923
RenaissanceRe Holdings Ltd.	20,583	3,852,726
Selective Insurance Group, Inc.	27,683	1,913,449
WR Berkley Corp.	67,446	4,714,475

		46,047,217

Interactive Media & Services 0.1%
Yelp, Inc.*	30,050	1,037,025

Internet & Direct Marketing Retail 0.5%
Etsy, Inc.*	56,129	2,497,179
GrubHub, Inc.* (a)	42,576	1,450,139

		3,947,318

IT Services 2.4%
CACI International, Inc., Class A*	11,592	2,593,710
CoreLogic, Inc.*	37,341	1,511,937
KBR, Inc.	65,996	1,858,447
LiveRamp Holdings, Inc.*	31,529	1,232,469
MAXIMUS, Inc.	29,722	2,280,866
Perspecta, Inc.	64,314	1,706,894
Sabre Corp.	127,540	2,994,639
Science Applications International Corp.	22,854	1,888,198
WEX, Inc.*	20,167	3,815,193

		19,882,353

Leisure Products 0.8%
Brunswick Corp.	39,949	2,326,630
Mattel, Inc.* (a)	161,086	1,923,367
Polaris, Inc.	26,774	2,641,255

		6,891,252

Life Sciences Tools & Services 1.7%
Bio-Rad Laboratories, Inc., Class A*	10,012	3,320,180
Bio-Techne Corp.	17,737	3,692,311
Charles River Laboratories International, Inc.*	22,737	2,955,355
PRA Health Sciences, Inc.*	29,258	2,858,799
Syneos Health, Inc.*	28,933	1,450,990

		14,277,635

Machinery 4.1%
AGCO Corp.	29,476	2,260,515
Colfax Corp.*	38,959	1,309,022
Crane Co.	23,750	1,817,350
Donaldson Co., Inc.	59,446	3,135,182
Graco, Inc.	77,747	3,514,164
ITT, Inc.	41,012	2,438,163
Kennametal, Inc.	38,487	1,191,173
Lincoln Electric Holdings, Inc.	28,793	2,578,989
Nordson Corp.	23,844	3,738,978
Oshkosh Corp.	31,867	2,720,805
Terex Corp.	30,475	839,586
Timken Co. (The)	31,910	1,563,590
Toro Co. (The)	49,670	3,831,047
Trinity Industries, Inc.	47,767	944,831
Woodward, Inc.	26,225	2,797,159

		34,680,554

Common Stocks (continued)

	Shares	Value

Marine 0.3%
Kirby Corp.*	27,920	$2,210,147

Media 1.1%
AMC Networks, Inc., Class A*	20,594	896,869
Cable One, Inc.	2,339	3,100,040
John Wiley & Sons, Inc., Class A	20,555	946,969
Meredith Corp.	18,506	697,676
New York Times Co. (The), Class A	66,982	2,069,744
TEGNA, Inc.	101,063	1,518,977

		9,230,275

Metals & Mining 1.9%
Allegheny Technologies, Inc.*	58,820	1,235,808
Carpenter Technology Corp.	22,235	1,089,960
Commercial Metals Co.	55,054	1,064,194
Compass Minerals International, Inc.	15,777	891,085
Reliance Steel & Aluminum Co.	31,041	3,601,997
Royal Gold, Inc.	30,547	3,526,346
Steel Dynamics, Inc.	102,358	3,107,589
United States Steel Corp. (a)	79,696	917,301
Worthington Industries, Inc.	17,109	629,782

		16,064,062

Multiline Retail 0.2%
Dillard’s, Inc., Class A (a)	4,895	337,657
Ollie’s Bargain Outlet Holdings, Inc.* (a)	25,479	1,627,599

		1,965,256

Multi-Utilities 0.8%
Black Hills Corp.	28,442	2,242,083
MDU Resources Group, Inc.	92,835	2,682,003
NorthWestern Corp.	23,478	1,702,625

		6,626,711

Oil, Gas & Consumable Fuels 1.5%
Antero Midstream Corp. (a)	120,232	774,294
Chesapeake Energy Corp.* (a)	522,447	700,079
CNX Resources Corp.*	86,631	730,299
EQT Corp.	119,134	1,279,499
Equitrans Midstream Corp.	95,109	1,323,917
Matador Resources Co.*	50,676	704,903
Murphy Oil Corp. (a)	71,817	1,481,585
Oasis Petroleum, Inc.*	138,499	361,483
PBF Energy, Inc., Class A	47,493	1,533,074
Southwestern Energy Co.* (a)	258,806	530,552
World Fuel Services Corp.	30,463	1,272,440
WPX Energy, Inc.*	196,870	1,964,763

		12,656,888

Paper & Forest Products 0.3%
Domtar Corp.	29,201	1,062,625
Louisiana-Pacific Corp.	57,597	1,683,560

		2,746,185

Personal Products 0.2%
Edgewell Personal Care Co.*	25,199	881,965
Nu Skin Enterprises, Inc., Class A	25,901	1,154,667

		2,036,632

90

Statement of Investments (Continued)

October 31, 2019

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Pharmaceuticals 0.7%
Catalent, Inc.*	68,047	$3,310,487
Nektar Therapeutics*	81,692	1,398,975
Prestige Consumer Healthcare, Inc.*	23,381	829,090

		5,538,552

Professional Services 1.0%
ASGN, Inc.*	24,656	1,567,875
FTI Consulting, Inc.*	17,965	1,955,849
Insperity, Inc.	18,039	1,905,460
ManpowerGroup, Inc.	27,878	2,534,668

		7,963,852

Real Estate Management & Development 0.4%
Jones Lang LaSalle, Inc.	24,006	3,517,359

Road & Rail 1.8%
Avis Budget Group, Inc.*	27,240	809,300
Genesee & Wyoming, Inc., Class A*	26,373	2,928,194
Knight-Swift Transportation Holdings, Inc. (a)	57,220	2,086,241
Landstar System, Inc.	18,465	2,089,315
Old Dominion Freight Line, Inc.	29,821	5,429,808
Ryder System, Inc.	24,878	1,209,817
Werner Enterprises, Inc.	20,452	746,498

		15,299,173

Semiconductors & Semiconductor Equipment 3.7%
Cirrus Logic, Inc.*	27,090	1,841,036
Cree, Inc.*	49,849	2,379,293
Cypress Semiconductor Corp.	172,076	4,004,209
First Solar, Inc.*	35,356	1,831,087
MKS Instruments, Inc.	25,387	2,747,381
Monolithic Power Systems, Inc.	18,737	2,809,051
Semtech Corp.*	31,016	1,565,067
Silicon Laboratories, Inc.*	20,197	2,145,729
SolarEdge Technologies, Inc.*	22,350	1,898,856
Synaptics, Inc.*	15,198	639,988
Teradyne, Inc.	79,178	4,847,277
Universal Display Corp.	19,754	3,954,356

		30,663,330

Software 3.2%
ACI Worldwide, Inc.*	54,411	1,707,961
Blackbaud, Inc.	22,919	1,924,050
CDK Global, Inc.	56,481	2,854,550
CommVault Systems, Inc.*	19,351	961,164
Fair Isaac Corp.*	13,464	4,093,595
j2 Global, Inc.	21,655	2,056,359
LogMeIn, Inc.	23,046	1,513,661
Manhattan Associates, Inc.*	29,972	2,246,401
PTC, Inc.*	48,302	3,231,887
Teradata Corp.*	53,198	1,592,216
Tyler Technologies, Inc.*	17,975	4,826,647

		27,008,491

Specialty Retail 2.2%
Aaron’s, Inc.	31,463	2,357,523
American Eagle Outfitters, Inc.	74,038	1,138,704
AutoNation, Inc.*	27,378	1,392,171

Common Stocks (continued)

	Shares	Value

Specialty Retail (continued)
Bed Bath & Beyond, Inc. (a)	59,564	$816,027
Dick’s Sporting Goods, Inc.	30,680	1,194,372
Five Below, Inc.*	25,935	3,244,728
Foot Locker, Inc.	51,109	2,223,753
Murphy USA, Inc.*	13,993	1,650,194
Sally Beauty Holdings, Inc.*	56,202	871,131
Urban Outfitters, Inc.* (a)	32,869	943,340
Williams-Sonoma, Inc.	36,430	2,433,160

		18,265,103

Technology Hardware, Storage & Peripherals 0.2%
NCR Corp.*	59,398	1,735,016

Textiles, Apparel & Luxury Goods 0.8%
Carter’s, Inc.	20,846	2,089,603
Deckers Outdoor Corp.*	13,457	2,057,575
Skechers U.S.A., Inc., Class A*	62,327	2,329,160

		6,476,338

Thrifts & Mortgage Finance 0.6%
LendingTree, Inc.* (a)	3,572	1,285,384
New York Community Bancorp, Inc.	217,806	2,537,440
Washington Federal, Inc.	37,000	1,349,020

		5,171,844

Trading Companies & Distributors 0.7%
GATX Corp.	16,643	1,323,951
MSC Industrial Direct Co., Inc., Class A	20,971	1,535,287
NOW, Inc.*	52,016	548,249
Watsco, Inc.	15,192	2,678,349

		6,085,836

Water Utilities 0.5%
Aqua America, Inc.	100,558	4,558,294

Wireless Telecommunication Services 0.1%
Telephone & Data Systems, Inc.	45,494	1,186,938

Total Common Stocks (cost $686,384,145)		815,178,935

Short-Term Investment 0.2%
Money Market Fund 0.2%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 1.76% (b)(c)	1,921,139	1,921,139

Total Short-Term Investment (cost $1,921,139)		1,921,139

91

Statement of Investments (Continued)

October 31, 2019

Nationwide Mid Cap Market Index Fund (Continued)

Repurchase Agreements 2.4%

	Principal Amount	Value

BNP Paribas Securities Corp., 1.70%, dated 10/31/2019, due 11/1/2019, repurchase price $13,292,532, collateralized by U.S. Treasury Note, 2.50%, maturing 2/28/2021; total market value $13,608,440. (c)(d)	$13,291,905	$13,291,905
Royal Bank of Canada, 1.68%, dated 10/31/2019, due 11/1/2019, repurchase price $6,561,597, collateralized by U.S. Treasury Note, 3.00%, maturing 9/30/2025; total market value $6,716,829. (c)(d)	6,561,290	6,561,290

Total Repurchase Agreements (cost $19,853,195)		19,853,195

Total Investments (cost $708,158,479) — 100.0%		836,953,269

Liabilities in excess of other assets — 0.0%†		(391,257)

NET ASSETS — 100.0%		$836,562,012

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.

(a)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $25,448,052, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $1,921,139 and $19,853,195, respectively, and by $4,687,617 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 3.63%, and maturity dates ranging from 11/14/2019 - 5/15/2048; a total value of $26,461,951.

(b)	Represents 7-day effective yield as of October 31, 2019.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2019 was $21,774,334.

(d)	Please refer to Note 2(g) for additional information on the joint repurchase agreement.

REIT	Real Estate Investment Trust

Futures contracts outstanding as of October 31, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
S&P Midcap 400 E-Mini Index	116	12/2019	USD	22,678,000	(231,646)

					(231,646)

At October 31, 2019, the Fund had $933,800 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

92

Statement of Assets and Liabilities

October 31, 2019

Nationwide Mid Cap Market Index Fund
Assets:
Investment securities, at value* (cost $688,305,284)	$817,100,074
Repurchase agreements, at value (cost $19,853,195)	19,853,195
Cash	22,399,525
Deposits with broker for futures contracts	933,800
Interest and dividends receivable	505,550
Securities lending income receivable	12,024
Receivable for investments sold	112,283
Receivable for capital shares issued	267,879
Prepaid expenses	26,730

Total Assets	861,211,060

Liabilities:
Payable for investments purchased	830,269
Payable for capital shares redeemed	1,380,309
Payable for variation margin on futures contracts	176,407
Payable upon return of securities loaned (Note 2)	21,774,334
Accrued expenses and other payables:
Investment advisory fees	130,484
Fund administration fees	35,031
Distribution fees	79,739
Administrative servicing fees	69,623
Accounting and transfer agent fees	7,982
Trustee fees	3,610
Custodian fees	13,613
Compliance program costs (Note 3)	1,140
Professional fees	37,329
Printing fees	16,315
Other	92,863

Total Liabilities	24,649,048

Net Assets	$836,562,012

Represented by:
Capital	$674,713,917
Total distributable earnings (loss)	161,848,095

Net Assets	$836,562,012

Net Assets:
Class A Shares	$273,120,931
Class C Shares	15,300,757
Class R Shares	20,785,845
Class R6 Shares	511,164,558
Institutional Service Class Shares	16,189,921

Total	$836,562,012

93

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide Mid Cap Market Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	17,953,908
Class C Shares	1,114,570
Class R Shares	1,390,206
Class R6 Shares	32,920,348
Institutional Service Class Shares	1,042,898

Total	54,421,930

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$15.21
Class C Shares (b)	$13.73
Class R Shares	$14.95
Class R6 Shares	$15.53
Institutional Service Class Shares	$15.52
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$16.14

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $25,448,052 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

94

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Mid Cap Market Index Fund
INVESTMENT INCOME:
Dividend income	$14,452,089
Interest income	467,012
Income from securities lending (Note 2)	119,348
Foreign tax withholding	(7,298)

Total Income	15,031,151

EXPENSES:
Investment advisory fees	1,743,442
Fund administration fees	304,056
Distribution fees Class A	703,257
Distribution fees Class C	169,798
Distribution fees Class R	114,137
Administrative servicing fees Class A	424,336
Administrative servicing fees Class C	13,736
Administrative servicing fees Class R	50,220
Administrative servicing fees Institutional Service Class	43,770
Registration and filing fees	70,233
Professional fees	69,608
Printing fees	25,544
Trustee fees	32,200
Custodian fees	43,455
Accounting and transfer agent fees	31,156
Compliance program costs (Note 3)	3,775
Other	202,994

Total expenses before fees waived	4,045,717

Investment advisory fees waived (Note 3)	(89,416)

Net Expenses	3,956,301

NET INVESTMENT INCOME	11,074,850

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	34,676,333
Redemptions in-kind by affiliated issuers (Note 3)	117,854,062
Expiration or closing of futures contracts (Note 2)	(2,559,170)

Net realized gains	149,971,225

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(100,889,063)
Futures contracts (Note 2)	4,203,600

Net change in unrealized appreciation/depreciation	(96,685,463)

Net realized/unrealized gains	53,285,762

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$64,360,612

The accompanying notes are an integral part of these financial statements.

95

Statements of Changes in Net Assets

	Nationwide Mid Cap Market Index Fund

	Year Ended October 31, 2019		Year Ended October 31, 2018
Operations:
Net investment income	$11,074,850		$16,202,313
Net realized gains	149,971,225		130,294,578
Net change in unrealized appreciation/depreciation	(96,685,463)		(131,658,376)

Change in net assets resulting from operations	64,360,612		14,838,515

Distributions to Shareholders From:
Distributable earnings:
Class A	(47,454,247)		(42,390,385)
Class C	(3,347,223)		(2,719,793)
Class R	(3,899,008)		(3,173,750)
Class R6	(79,781,848)		(105,933,110)
Institutional Service Class	(3,602,947)		(314,947)

Change in net assets from shareholder distributions	(138,085,273)		(154,531,985)

Change in net assets from capital transactions	(329,962,615)		122,031,312

Change in net assets	(403,687,276)		(17,662,158)

Net Assets:
Beginning of year	1,240,249,288		1,257,911,446

End of year	$836,562,012		$1,240,249,288

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$38,903,844		$41,077,204
Proceeds from shares issued in class conversion (Note 1)	55,007		–
Dividends reinvested	43,305,230		38,842,505
Cost of shares redeemed	(73,273,999)		(103,743,687)

Total Class A Shares	8,990,082		(23,823,978)

Class C Shares
Proceeds from shares issued	2,254,708		4,057,466
Dividends reinvested	3,290,386		2,644,535
Cost of shares redeemed in class conversion (Note 1)	(55,007)		–
Cost of shares redeemed	(7,107,729)		(6,277,019)

Total Class C Shares	(1,617,642)		424,982

Class R Shares
Proceeds from shares issued	9,323,072		13,547,055
Dividends reinvested	2,099,101		1,153,196
Cost of shares redeemed	(13,089,835)		(12,760,293)

Total Class R Shares	(1,667,662)		1,939,958

Class R6 Shares
Proceeds from shares issued	78,041,715		207,880,918
Dividends reinvested	79,340,654		105,916,347
Cost of shares redeemed	(488,912,755	)(a)	(191,956,659)

Total Class R6 Shares	(331,530,386)		121,840,606

96

Statements of Changes in Net Assets (Continued)

	Nationwide Mid Cap Market Index Fund

	Year Ended October 31, 2019		Year Ended October 31, 2018

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$4,164,506		$24,040,700
Dividends reinvested	3,602,947		314,947
Cost of shares redeemed	(11,904,460)		(2,705,903)

Total Institutional Service Class Shares	(4,137,007)		21,649,744

Change in net assets from capital transactions	$(329,962,615)		$122,031,312

SHARE TRANSACTIONS:
Class A Shares
Issued	2,574,418		2,256,064
Issued in class conversion (Note 1)	3,752		–
Reinvested	3,288,570		2,180,652
Redeemed	(4,836,255)		(5,676,757)

Total Class A Shares	1,030,485		(1,240,041)

Class C Shares
Issued	167,680		239,048
Reinvested	276,733		160,978
Redeemed in class conversion (Note 1)	(4,158)		–
Redeemed	(545,472)		(371,551)

Total Class C Shares	(105,217)		28,475

Class R Shares
Issued	653,779		754,456
Reinvested	162,096		65,604
Redeemed	(888,195)		(704,298)

Total Class R Shares	(72,320)		115,762

Class R6 Shares
Issued	5,525,363		11,637,019
Reinvested	5,895,360		5,841,641
Redeemed	(29,425,844	)(a)	(10,331,159)

Total Class R6 Shares	(18,005,121)		7,147,501

Institutional Service Class Shares
Issued	278,491		1,302,612
Reinvested	268,206		17,272
Redeemed	(783,672)		(146,212)

Total Institutional Service Class Shares	(236,975)		1,173,672

Total change in shares	(17,389,148)		7,225,369

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Amount includes in-kind redemptions. (See Note 3)

The accompanying notes are an integral part of these financial statements.

97

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Mid Cap Market Index Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$17.09	0.15	0.81	0.96	(0.21)	(2.63)	(2.84)	$15.21	8.25%		$273,120,931	0.67%	1.00%	0.68%	16.22%	(g)
Year Ended October 31, 2018	$19.31	0.17	(0.01)	0.16	(0.19)	(2.19)	(2.38)	$17.09	0.38%		$289,155,394	0.67%	0.95%	0.68%	21.84%
Year Ended October 31, 2017	$17.24	0.17	3.55	3.72	(0.15)	(1.50)	(1.65)	$19.31	22.61%		$350,705,458	0.68%	0.91%	0.69%	17.86%
Year Ended October 31, 2016	$18.60	0.16	0.67	0.83	(0.14)	(2.05)	(2.19)	$17.24	5.54%		$300,822,709	0.69%	0.94%	0.69%	18.89%
Year Ended October 31, 2015	$19.62	0.16	0.31	0.47	(0.19)	(1.30)	(1.49)	$18.60	2.77%		$299,007,777	0.68%	0.82%	0.68%	18.60%

Class C Shares
Year Ended October 31, 2019	$15.74	0.04	0.72	0.76	(0.14)	(2.63)	(2.77)	$13.73	7.55%		$15,300,757	1.36%	0.33%	1.37%	16.22%	(g)
Year Ended October 31, 2018	$17.99	0.04	0.01	0.05	(0.11)	(2.19)	(2.30)	$15.74	(0.28%	)	$19,195,288	1.35%	0.26%	1.36%	21.84%
Year Ended October 31, 2017	$16.21	–	3.38	3.38	(0.10)	(1.50)	(1.60)	$17.99	21.79%		$21,434,484	1.36%	0.22%	1.37%	17.86%
Year Ended October 31, 2016	$17.66	0.04	0.62	0.66	(0.06)	(2.05)	(2.11)	$16.21	4.78%		$12,418,406	1.37%	0.26%	1.37%	18.89%
Year Ended October 31, 2015	$18.72	0.02	0.32	0.34	(0.10)	(1.30)	(1.40)	$17.66	2.11%		$12,090,140	1.35%	0.13%	1.35%	18.60%

Class R Shares
Year Ended October 31, 2019	$16.85	0.10	0.80	0.90	(0.17)	(2.63)	(2.80)	$14.95	7.96%		$20,785,845	0.99%	0.69%	1.00%	16.22%	(g)
Year Ended October 31, 2018	$19.09	0.12	(0.02)	0.10	(0.15)	(2.19)	(2.34)	$16.85	0.03%		$24,648,569	0.97%	0.64%	0.98%	21.84%
Year Ended October 31, 2017	$17.07	0.11	3.53	3.64	(0.12)	(1.50)	(1.62)	$19.09	22.31%		$25,705,173	0.96%	0.62%	0.97%	17.86%
Year Ended October 31, 2016	$18.45	0.11	0.66	0.77	(0.10)	(2.05)	(2.15)	$17.07	5.22%		$15,066,654	0.96%	0.65%	0.97%	18.89%
Year Ended October 31, 2015	$19.45	0.11	0.31	0.42	(0.12)	(1.30)	(1.42)	$18.45	2.48%		$10,748,707	0.95%	0.57%	0.95%	18.60%

Class R6 Shares (h)
Year Ended October 31, 2019	$17.38	0.22	0.83	1.05	(0.27)	(2.63)	(2.90)	$15.53	8.74%		$511,164,558	0.27%	1.41%	0.28%	16.22%	(g)
Year Ended October 31, 2018	$19.60	0.25	(0.01)	0.24	(0.27)	(2.19)	(2.46)	$17.38	0.78%		$885,016,786	0.26%	1.36%	0.27%	21.84%
Year Ended October 31, 2017	$17.47	0.25	3.61	3.86	(0.23)	(1.50)	(1.73)	$19.60	23.15%		$857,985,640	0.26%	1.34%	0.27%	17.86%
Year Ended October 31, 2016	$18.82	0.23	0.68	0.91	(0.21)	(2.05)	(2.26)	$17.47	5.96%		$888,878,007	0.27%	1.35%	0.27%	18.89%
Year Ended October 31, 2015	$19.83	0.24	0.32	0.56	(0.27)	(1.30)	(1.57)	$18.82	3.21%		$880,952,284	0.27%	1.24%	0.27%	18.60%

Institutional Service Class Shares
Year Ended October 31, 2019	$17.37	0.18	0.83	1.01	(0.23)	(2.63)	(2.86)	$15.52	8.48%		$16,189,921	0.48%	1.19%	0.49%	16.22%	(g)
Year Ended October 31, 2018	$19.59	0.20	–	0.20	(0.23)	(2.19)	(2.42)	$17.37	0.58%		$22,233,251	0.48%	1.10%	0.49%	21.84%
Period Ended October 31, 2017 (i)	$19.23	0.22	1.86	2.08	(0.22)	(1.50)	(1.72)	$19.59	11.76%		$2,080,691	0.41%	1.31%	0.43%	17.86%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Portfolio turnover excludes received or delivered in-kind.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(i)	For the period from December 7, 2016 (commencement of operations) through October 31, 2017. Total return is calculated based on inception date of December 6, 2016 through October 31, 2017.

The accompanying notes are an integral part of these financial statements.

98

Fund Commentary	Nationwide S&P 500 Index Fund

For the annual period ended October 31, 2019, the Nationwide S&P 500 Index Fund (Class A at NAV*) returned 13.64% versus 14.33% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the return for the Fund’s closest Morningstar® peer category, Large Blend (consisting of 1,396 funds as of October 31, 2019), was 12.45% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

In the fourth quarter of 2018, concerns over Federal Reserve (Fed) policy, U.S.-China trade tensions, and a potential slowdown in growth contributed to investor anxiety. The quarter began with Fed chairman Powell’s comment that the U.S. federal funds rate was “a long way from neutral.” The hawkish comment drove a temporary sell-off in Treasuries. However, this was short lived as declines in energy prices and softness in portions of the U.S. economy (the Institute of Supply Management [ISM] Purchasing Managers Index [PMI]** fell from 59.8 in September to 54.1 in December) contributed to a reduction in inflation expectations. This was accompanied by a broad-based risk-off in December — the worst December performance on record since 1931 — and the 10-year Treasury yield ended the quarter 0.57% lower than intra-quarter highs to 2.68%. Even though the United States and China were able to broker a 90-day trade war “truce” on December 1, 2018, volatility abounded in the wake of the Federal Open Market Committee (FOMC) December announcement. Although the Fed’s December rate hike and lowering of interest rate projections was largely expected, the Fed’s relatively hawkish tone and Powell’s affirmation that the balance sheet run-off was to run on autopilot was punished by the market.

In the first quarter of 2019, U.S. equities advanced as positive headlines regarding U.S.-China trade negotiations, relatively strong corporate earnings growth, and the Fed’s dovish pivot helped investor sentiment recover from steep losses in the previous quarter and contributed to a meaningful rebound in equity prices. In the

January announcement, the Fed indicated it would refrain from interest rate hikes for the foreseeable future, a dovish assessment of U.S. economic conditions, and transparency around balance sheet normalization. This reduced market-based expectations of interest rates, serving as a boon for both equities and bonds. On the macroeconomic front, despite a 35-day government shutdown and global economic weakness, the U.S. economy continued to exhibit a tight labor market, low inflation, and slowing but stable economic growth. The U-3 unemployment rate (representing the number of people actively looking for a job) remained at 3.8% in February, the lowest level since 1969. Core personal consumption expenditure dropped to 1.8% year-over-year in January, below the Fed’s inflation target of 2%. Though the ISM Manufacturing PMI was below two-year averages throughout the quarter, the indicator remained in expansionary territory at the end of the quarter (55.3). Less optimism was evident in the U.S. rates market. The pause in interest rate hiking by the Fed coupled with lowered forecasts for growth drove investors into longer-duration government bonds. The yield on the 10-year U.S. Treasury dropped from a quarterly high of 2.78% in mid-January to 2.40% at quarter end. The bid for long-term debt coupled with high short-term rates (federal funds target rate remained at 2.50% at the quarter’s end) catalyzed an inversion of the three-month, 10-year Treasury spread. This spread is the Fed’s preferred measure for calculating recession probabilities and its inversion has preceded every U.S. recession since the 1950s.

During the second quarter of 2019, the Chicago Fed National Activity Index was in contractionary territory in April and May. The ISM Manufacturing PMI decelerated throughout the quarter but remained in expansionary territory in June (51.7). The U-3 unemployment rate actually declined to 3.6% in April, but the moving average of continuing jobless claims accelerated throughout the quarter. In May, U.S. President Trump threatened an increase in tariffs and protectionism against both China and Mexico. The U.S. markets fell in May on these renewed trade concerns, and trade tensions were a source of

99

Fund Commentary (cont.)	Nationwide S&P 500 Index Fund

intra-quarter volatility. However, these threats did not materialize, and sentiment eased heading into the G-20† meeting at the month’s end. On the macroeconomic front, there were signs of weaker U.S. economic conditions. In the June FOMC announcement, Fed Chair Powell stated that should trade tensions weigh on the FOMC’s economic outlook or should the shortfall of inflation from the target rate persist longer than expected, the Fed would provide more accommodation to sustain the expansion. The prospect of easy monetary policy broadly buoyed equities. In interest rates, the 10-year U.S. Treasury yield declined 0.50% in the quarter to 2% — the lowest level since 2016. The yield curve remained a source of uncertainty as the three-month, 10-year spread remained in negative territory while the five-year, 30-year spread expanded throughout the quarter.

In the third quarter of 2019, trade tensions were a key focus for both domestic and global investors. The U.S. markets suffered their worst week of 2019 in early August on the back of President Trump’s promise to impose 10% tariffs on all Chinese imports that were not already subject to 25% tariffs. U.S.-China tensions did ostensibly ease ahead of a new round of trade talks that were slated to be held in October. In monetary policy, the Fed lowered the target range for the federal funds rates in both the July and September meetings. Fed Chair Powell confirmed that the rate cuts were intended to offset potential downside risks from weak global growth and trade policy uncertainty. On the macroeconomic front, survey-based U.S. economic indicators continued to soften in the manufacturing and consumer sectors, while hard economic data releases exhibited resilience. The frequently tracked ISM Manufacturing PMI registered in contractionary territory in both August and September. The September reading was the lowest reading since the global financial crisis. Consumer sentiment also softened, with the University of Michigan Consumer Sentiment Index‡ falling to its lowest level since 2016 in August. More constructively, labor market conditions were stable as the U-3 unemployment rate remained at 3.7% throughout the quarter and average hourly earnings modestly accelerated. In interest rates, the 10-year Treasury yield declined 0.36% from the start of the quarter to the end, although the benchmark rate did fall as low as 1.45% intra-quarter. In August, the frequently monitored two-year, 10-year Treasury yield spread inverted for the first time since the global financial crisis, but ended the quarter in positive territory.

U.S. large-capitalization stocks, as represented by the S&P 500, increased approximately 14.33% for the year ended October 31, 2019. From a sector perspective, top returns came from Real Estate, with 26.73%; Utilities, with 23.71%; and Information Technology, with 22.60%. Bottom sector returns came from Energy, with -11.04%; followed by lowest positive sectors Health Care, with 8.65%; and Financials, with 11.72%.

Exchange-traded futures are employed to equitize dividend accruals as well as to manage day-to-day cash flows generated from clients’ trades, dividends, interest received and other activity associated with securities in the portfolio. Specifically, futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the Fund’s portfolio. While the Fund seeks to remain fully invested, a small amount of spendable cash is retained to minimize trading and transactions costs. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre; Jennifer Hsui, CFA; Alan Mason; Greg Savage, CFA; and Amy Whitelaw

*

Performance is shown for the Fund’s Class A shares to correspond with the class used for performance reporting in the Fund’s prospectus. Institutional Service Class shares previously were shown in the Fund’s annual reports for performance reporting.

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the

100

Fund Commentary (cont.)	Nationwide S&P 500 Index Fund

risks of investing in equity securities. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

101

Fund Overview	Nationwide S&P 500 Index Fund

Asset Allocation1

Common Stocks	98.8%
Repurchase Agreements	0.1%
Short-Term Investment†	0.0%
Futures Contracts†	0.0%
Other assets in excess of liabilities	1.1%
100.0%

Top Industries2

Software	6.7%
Banks	5.6%
IT Services	5.4%
Interactive Media & Services	4.9%
Technology Hardware, Storage & Peripherals	4.6%
Pharmaceuticals	4.4%
Semiconductors & Semiconductor Equipment	4.1%
Oil, Gas & Consumable Fuels	3.9%
Health Care Equipment & Supplies	3.6%
Internet & Direct Marketing Retail	3.5%
Other Industries#	53.3%
100.0%

Top Holdings2

Microsoft Corp.	4.3%
Apple, Inc.	4.2%
Amazon.com, Inc.	2.9%
Facebook, Inc., Class A	1.8%
Berkshire Hathaway, Inc., Class B	1.7%
JPMorgan Chase & Co.	1.6%
Alphabet, Inc., Class C	1.5%
Alphabet, Inc., Class A	1.5%
Johnson & Johnson	1.4%
Procter & Gamble Co. (The)	1.2%
Other Holdings#	77.9%
100.0%

†	Amount rounds to less than 0.1%.

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

102

Fund Performance	Nationwide S&P 500 Index Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	13.64%	10.12%	13.03%
	w/SC2	7.13%	8.83%	12.36%
Class C	w/o SC1	12.85%	9.41%	12.33%
	w/SC3	11.89%	N/A	N/A
Class R4,5		13.40%	9.87%	12.71%
Class R6[4,6]		14.09%	10.59%	13.51%
Institutional Service Class[4]		13.84%	10.32%	13.21%
Service Class[4]		13.68%	10.16%	13.06%
S&P 500® Index		14.33%	10.78%	13.70%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[4]	Not subject to any SCs.

[5]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.59%
Class C	1.23%
Class R	0.76%
Class R6	0.16%
Institutional Service Class	0.41%
Service Class	0.56%

^

Current effective prospectus dated February 28, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

103

Fund Performance (cont.)	Nationwide S&P 500 Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide S&P 500 Index Fund versus the S&P 500® Index over the 10-year period ended 10/31/19. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

104

Shareholder Expense Example	Nationwide S&P 500 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide S&P 500 Index Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19	Expense Ratio During Period (%) 5/1/19 - 10/31/19
Class A Shares	Actual	(a)	1,000.00	1,038.00	3.34	0.65
	Hypothetical	(a)(b)	1,000.00	1,021.93	3.31	0.65
Class C Shares	Actual	(a)	1,000.00	1,034.50	6.56	1.28
	Hypothetical	(a)(b)	1,000.00	1,018.75	6.51	1.28
Class R Shares	Actual	(a)	1,000.00	1,036.80	4.52	0.88
	Hypothetical	(a)(b)	1,000.00	1,020.77	4.48	0.88
Class R6 Shares	Actual	(a)	1,000.00	1,040.60	1.08	0.21
	Hypothetical	(a)(b)	1,000.00	1,024.15	1.07	0.21
Institutional Service Class Shares	Actual	(a)	1,000.00	1,038.70	2.36	0.46
	Hypothetical	(a)(b)	1,000.00	1,022.89	2.35	0.46
Service Class Shares	Actual	(a)	1,000.00	1,038.80	3.13	0.61
	Hypothetical	(a)(b)	1,000.00	1,022.13	3.11	0.61

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

105

Statement of Investments

October 31, 2019

Nationwide S&P 500 Index Fund

Common Stocks 98.8%

	Shares	Value

Aerospace & Defense 2.5%
Arconic, Inc.	16,237	$446,030
Boeing Co. (The)	22,407	7,616,363
General Dynamics Corp.	9,807	1,733,878
Huntington Ingalls Industries, Inc.	1,738	392,197
L3Harris Technologies, Inc.	9,325	1,923,841
Lockheed Martin Corp.	10,417	3,923,876
Northrop Grumman Corp.	6,596	2,324,958
Raytheon Co.	11,673	2,477,127
Textron, Inc.	9,646	444,584
TransDigm Group, Inc.	2,070	1,089,400
United Technologies Corp.	34,000	4,881,720

		27,253,974

Air Freight & Logistics 0.6%
CH Robinson Worldwide, Inc.	5,637	426,383
Expeditors International of Washington, Inc.	7,143	521,011
FedEx Corp.	10,096	1,541,255
United Parcel Service, Inc., Class B	29,272	3,371,256

		5,859,905

Airlines 0.4%
Alaska Air Group, Inc.	5,116	355,204
American Airlines Group, Inc.	16,788	504,647
Delta Air Lines, Inc.	24,256	1,336,021
Southwest Airlines Co.	20,278	1,138,204
United Airlines Holdings, Inc.*	9,223	837,817

		4,171,893

Auto Components 0.1%
Aptiv plc	10,739	961,677
BorgWarner, Inc.	8,820	367,618

		1,329,295

Automobiles 0.3%
Ford Motor Co.	165,040	1,417,694
General Motors Co.	52,664	1,956,994
Harley-Davidson, Inc.	6,477	252,020

		3,626,708

Banks 5.5%
Bank of America Corp.	351,153	10,980,554
BB&T Corp.	32,061	1,700,836
Citigroup, Inc.	94,691	6,804,495
Citizens Financial Group, Inc.	18,740	658,898
Comerica, Inc.	6,261	409,595
Fifth Third Bancorp	30,625	890,575
First Republic Bank	6,987	743,137
Huntington Bancshares, Inc.	43,258	611,236
JPMorgan Chase & Co.	134,027	16,742,653
KeyCorp	42,419	762,269
M&T Bank Corp.	5,603	877,038
People’s United Financial, Inc.	16,320	263,894
PNC Financial Services Group, Inc. (The)	18,664	2,738,009
Regions Financial Corp.	41,758	672,304
SunTrust Banks, Inc.	18,692	1,277,411
SVB Financial Group*	2,160	478,397
US Bancorp	60,108	3,427,358
Wells Fargo & Co.	168,066	8,677,248

Common Stocks (continued)

	Shares	Value

Banks (continued)
Zions Bancorp NA	7,418	$359,551

		59,075,458

Beverages 1.9%
Brown-Forman Corp., Class B	7,697	504,308
Coca-Cola Co. (The)	161,312	8,780,212
Constellation Brands, Inc., Class A	7,042	1,340,304
Molson Coors Brewing Co., Class B	7,927	417,911
Monster Beverage Corp.*	16,216	910,204
PepsiCo, Inc.	58,606	8,038,985

		19,991,924

Biotechnology 2.2%
AbbVie, Inc.	61,973	4,929,952
Alexion Pharmaceuticals, Inc.*	9,397	990,444
Amgen, Inc.	25,137	5,360,465
Biogen, Inc.*	7,731	2,309,327
Celgene Corp.*	29,703	3,208,815
Gilead Sciences, Inc.	53,085	3,382,045
Incyte Corp.*	7,464	626,379
Regeneron Pharmaceuticals, Inc.*	3,302	1,011,337
Vertex Pharmaceuticals, Inc.*	10,787	2,108,643

		23,927,407

Building Products 0.3%
Allegion plc	3,911	453,833
AO Smith Corp.	5,799	288,094
Fortune Brands Home & Security, Inc.	5,824	349,731
Johnson Controls International plc	33,267	1,441,459
Masco Corp.	12,133	561,151

		3,094,268

Capital Markets 2.7%
Affiliated Managers Group, Inc.	2,155	172,141
Ameriprise Financial, Inc.	5,486	827,782
Bank of New York Mellon Corp. (The)	35,957	1,680,990
BlackRock, Inc.	4,925	2,273,872
Cboe Global Markets, Inc.	4,728	544,429
Charles Schwab Corp. (The)	48,765	1,985,223
CME Group, Inc.	15,010	3,088,307
E*TRADE Financial Corp.	9,506	397,256
Franklin Resources, Inc.	11,823	325,724
Goldman Sachs Group, Inc. (The)	13,564	2,894,286
Intercontinental Exchange, Inc.	23,491	2,215,671
Invesco Ltd.	16,147	271,593
MarketAxess Holdings, Inc.	1,596	588,270
Moody’s Corp.	6,820	1,505,106
Morgan Stanley	52,651	2,424,579
MSCI, Inc.	3,566	836,441
Nasdaq, Inc.	4,881	486,977
Northern Trust Corp.	9,007	897,818
Raymond James Financial, Inc.	5,149	429,890
S&P Global, Inc.	10,321	2,662,715
State Street Corp.	15,716	1,038,356
T. Rowe Price Group, Inc.	9,927	1,149,547

		28,696,973

Chemicals 1.9%
Air Products & Chemicals, Inc.	9,221	1,966,470
Albemarle Corp. (a)	4,467	271,326

106

Statement of Investments (Continued)

October 31, 2019

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Chemicals (continued)
Celanese Corp.	5,187	$628,405
CF Industries Holdings, Inc.	9,218	418,036
Corteva, Inc.	31,433	829,202
Dow, Inc.	31,153	1,572,915
DuPont de Nemours, Inc.	31,248	2,059,556
Eastman Chemical Co.	5,742	436,622
Ecolab, Inc.	10,494	2,015,583
FMC Corp.	5,513	504,439
International Flavors & Fragrances, Inc. (a)	4,515	550,875
Linde plc	22,660	4,494,611
LyondellBasell Industries NV, Class A	10,800	968,760
Mosaic Co. (The)	15,130	300,784
PPG Industries, Inc.	9,915	1,240,565
Sherwin-Williams Co. (The)	3,421	1,957,907

		20,216,056

Commercial Services & Supplies 0.4%
Cintas Corp.	3,480	934,971
Copart, Inc.*	8,509	703,184
Republic Services, Inc.	8,874	776,564
Rollins, Inc.	5,903	224,963
Waste Management, Inc.	16,360	1,835,756

		4,475,438

Communications Equipment 1.0%
Arista Networks, Inc.*	2,205	539,277
Cisco Systems, Inc.	177,947	8,454,262
F5 Networks, Inc.*	2,534	365,099
Juniper Networks, Inc.	14,458	358,847
Motorola Solutions, Inc.	6,931	1,152,764

		10,870,249

Construction & Engineering 0.1%
Jacobs Engineering Group, Inc.	5,730	536,213
Quanta Services, Inc.	5,891	247,717

		783,930

Construction Materials 0.1%
Martin Marietta Materials, Inc.	2,640	691,443
Vulcan Materials Co.	5,590	798,643

		1,490,086

Consumer Finance 0.7%
American Express Co.	28,517	3,344,474
Capital One Financial Corp.	19,778	1,844,299
Discover Financial Services	13,340	1,070,668
Synchrony Financial	25,512	902,359

		7,161,800

Containers & Packaging 0.4%
Amcor plc	68,801	654,986
Avery Dennison Corp.	3,552	454,159
Ball Corp.	13,916	973,702
International Paper Co.	16,466	719,235
Packaging Corp. of America	3,935	430,725
Sealed Air Corp.	6,404	267,495
Westrock Co.	10,860	405,838

		3,906,140

Common Stocks (continued)

	Shares	Value

Distributors 0.1%
Genuine Parts Co.	6,109	$626,661
LKQ Corp.*	12,919	439,117

		1,065,778

Diversified Consumer Services 0.0%†
H&R Block, Inc.	8,486	212,065

Diversified Financial Services 1.6%
Berkshire Hathaway, Inc., Class B*	82,192	17,472,375

Diversified Telecommunication Services 2.1%
AT&T, Inc.	306,283	11,788,833
CenturyLink, Inc.	40,724	526,968
Verizon Communications, Inc.	173,366	10,483,442

		22,799,243

Electric Utilities 2.1%
Alliant Energy Corp.	10,052	536,174
American Electric Power Co., Inc.	20,670	1,951,041
Duke Energy Corp.	30,540	2,878,700
Edison International	14,850	934,065
Entergy Corp.	8,320	1,010,714
Evergy, Inc.	9,870	630,792
Eversource Energy	13,465	1,127,559
Exelon Corp.	40,663	1,849,760
FirstEnergy Corp.	22,615	1,092,757
NextEra Energy, Inc.	20,487	4,882,871
Pinnacle West Capital Corp.	4,706	442,929
PPL Corp.	30,262	1,013,474
Southern Co. (The)	43,836	2,746,764
Xcel Energy, Inc.	21,676	1,376,643

		22,474,243

Electrical Equipment 0.5%
AMETEK, Inc.	9,596	879,473
Eaton Corp. plc	17,605	1,533,572
Emerson Electric Co.	25,736	1,805,380
Rockwell Automation, Inc.	4,905	843,611

		5,062,036

Electronic Equipment, Instruments & Components 0.5%
Amphenol Corp., Class A	12,457	1,249,811
CDW Corp.	6,110	781,530
Corning, Inc.	32,731	969,820
FLIR Systems, Inc.	5,792	298,635
IPG Photonics Corp.*	1,486	199,540
Keysight Technologies, Inc.*	7,925	799,712
TE Connectivity Ltd.	14,069	1,259,175

		5,558,223

Energy Equipment & Services 0.4%
Baker Hughes Co.	27,208	582,251
Halliburton Co.	36,639	705,301
Helmerich & Payne, Inc.	4,520	169,500
National Oilwell Varco, Inc.	16,079	363,707
Schlumberger Ltd.	57,971	1,895,072
TechnipFMC plc	17,810	351,391

		4,067,222

107

Statement of Investments (Continued)

October 31, 2019

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Entertainment 1.8%
Activision Blizzard, Inc.	32,261	$1,807,584
Electronic Arts, Inc.*	12,353	1,190,829
Netflix, Inc.*	18,352	5,274,548
Take-Two Interactive Software, Inc.*	4,736	569,978
Viacom, Inc., Class B	14,749	317,988
Walt Disney Co. (The)	75,507	9,809,870

		18,970,797

Equity Real Estate Investment Trusts (REITs) 3.0%
Alexandria Real Estate Equities, Inc.	4,781	758,984
American Tower Corp.	18,556	4,046,692
Apartment Investment & Management Co., Class A	6,221	341,408
AvalonBay Communities, Inc.	5,863	1,276,141
Boston Properties, Inc.	5,999	823,063
Crown Castle International Corp.	17,427	2,418,693
Digital Realty Trust, Inc.	8,758	1,112,616
Duke Realty Corp.	15,074	529,700
Equinix, Inc.	3,541	2,006,968
Equity Residential	14,612	1,295,500
Essex Property Trust, Inc.	2,744	897,645
Extra Space Storage, Inc.	5,359	601,655
Federal Realty Investment Trust	2,922	397,421
HCP, Inc.	20,131	757,328
Host Hotels & Resorts, Inc.	30,415	498,502
Iron Mountain, Inc.	11,955	392,124
Kimco Realty Corp.	17,928	386,528
Macerich Co. (The)	4,578	125,895
Mid-America Apartment Communities, Inc.	4,814	669,098
Prologis, Inc.	26,451	2,321,340
Public Storage	6,321	1,408,698
Realty Income Corp.	13,297	1,087,562
Regency Centers Corp.	6,969	468,596
SBA Communications Corp.	4,751	1,143,328
Simon Property Group, Inc.	12,911	1,945,429
SL Green Realty Corp.	3,447	288,169
UDR, Inc.	11,946	600,286
Ventas, Inc.	15,508	1,009,571
Vornado Realty Trust	6,697	439,524
Welltower, Inc.	17,055	1,546,718
Weyerhaeuser Co.	31,312	914,624

		32,509,806

Food & Staples Retailing 1.6%
Costco Wholesale Corp.	18,434	5,476,926
Kroger Co. (The)	33,483	825,021
Sysco Corp.	21,511	1,718,084
Walgreens Boots Alliance, Inc.	31,799	1,741,949
Walmart, Inc.	59,611	6,989,986

		16,751,966

Food Products 1.1%
Archer-Daniels-Midland Co.	23,313	980,079
Campbell Soup Co. (a)	7,132	330,283
Conagra Brands, Inc.	20,510	554,795
General Mills, Inc.	25,219	1,282,638
Hershey Co. (The)	6,225	914,266
Hormel Foods Corp.	11,525	471,257
JM Smucker Co. (The)	4,804	507,687

Common Stocks (continued)

	Shares	Value

Food Products (continued)
Kellogg Co.	10,468	$665,032
Kraft Heinz Co. (The)	26,037	841,776
Lamb Weston Holdings, Inc.	6,139	479,088
McCormick & Co., Inc. (Non-Voting)	5,154	828,196
Mondelez International, Inc., Class A	60,450	3,170,602
Tyson Foods, Inc., Class A	12,416	1,027,921

		12,053,620

Gas Utilities 0.1%
Atmos Energy Corp.	4,895	550,590

Health Care Equipment & Supplies 3.5%
Abbott Laboratories	74,083	6,194,080
ABIOMED, Inc.*	1,877	389,628
Align Technology, Inc.*	3,040	766,962
Baxter International, Inc.	21,401	1,641,457
Becton Dickinson and Co.	11,315	2,896,640
Boston Scientific Corp.*	58,311	2,431,569
Cooper Cos., Inc. (The)	2,088	607,608
Danaher Corp.	26,762	3,688,339
Dentsply Sirona, Inc.	9,397	514,768
Edwards Lifesciences Corp.*	8,717	2,077,958
Hologic, Inc.*	11,136	537,980
IDEXX Laboratories, Inc.*	3,597	1,025,181
Intuitive Surgical, Inc.*	4,831	2,671,301
Medtronic plc	56,238	6,124,318
ResMed, Inc.	6,052	895,212
Stryker Corp.	13,450	2,908,831
Teleflex, Inc.	1,955	679,187
Varian Medical Systems, Inc.*	3,834	463,185
Zimmer Biomet Holdings, Inc.	8,610	1,190,160

		37,704,364

Health Care Providers & Services 2.7%
AmerisourceBergen Corp.	6,375	544,297
Anthem, Inc.	10,723	2,885,345
Cardinal Health, Inc.	12,514	618,817
Centene Corp.*	17,369	921,947
Cigna Corp.	15,828	2,824,665
CVS Health Corp.	54,512	3,619,052
DaVita, Inc.*	4,059	237,857
HCA Healthcare, Inc.	11,148	1,488,704
Henry Schein, Inc.*	6,281	393,096
Humana, Inc.	5,651	1,662,524
Laboratory Corp. of America Holdings*	4,084	672,921
McKesson Corp.	7,751	1,030,883
Quest Diagnostics, Inc.	5,647	571,759
UnitedHealth Group, Inc.	39,723	10,038,002
Universal Health Services, Inc., Class B	3,405	468,051
WellCare Health Plans, Inc.*	2,105	624,343

		28,602,263

Health Care Technology 0.1%
Cerner Corp.	13,346	895,784

Hotels, Restaurants & Leisure 1.8%
Carnival Corp.	16,759	718,794
Chipotle Mexican Grill, Inc.*	1,065	828,740
Darden Restaurants, Inc.	5,128	575,721
Hilton Worldwide Holdings, Inc.	12,024	1,165,847

108

Statement of Investments (Continued)

October 31, 2019

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Hotels, Restaurants & Leisure (continued)
Las Vegas Sands Corp.	14,302	$884,436
Marriott International, Inc., Class A	11,459	1,450,136
McDonald’s Corp.	31,833	6,261,551
MGM Resorts International	21,599	615,572
Norwegian Cruise Line Holdings Ltd.*	9,010	457,348
Royal Caribbean Cruises Ltd.	7,182	781,617
Starbucks Corp.	50,174	4,242,713
Wynn Resorts Ltd.	4,042	490,456
Yum! Brands, Inc.	12,755	1,297,311

		19,770,242

Household Durables 0.4%
DR Horton, Inc.	14,211	744,230
Garmin Ltd.	6,110	572,812
Leggett & Platt, Inc.	5,460	280,098
Lennar Corp., Class A	11,968	713,293
Mohawk Industries, Inc.*	2,510	359,884
Newell Brands, Inc.	16,195	307,219
NVR, Inc.*	145	527,306
PulteGroup, Inc.	10,667	418,573
Whirlpool Corp.	2,635	400,836

		4,324,251

Household Products 1.8%
Church & Dwight Co., Inc.	10,392	726,816
Clorox Co. (The)	5,271	778,474
Colgate-Palmolive Co.	35,965	2,467,199
Kimberly-Clark Corp.	14,400	1,913,472
Procter & Gamble Co. (The)	104,901	13,061,224

		18,947,185

Independent Power and Renewable Electricity Producers 0.1%
AES Corp.	28,000	477,400
NRG Energy, Inc.	10,655	427,479

		904,879

Industrial Conglomerates 1.3%
3M Co.	24,114	3,978,569
General Electric Co.	365,807	3,650,754
Honeywell International, Inc.	30,159	5,209,364
Roper Technologies, Inc.	4,373	1,473,526

		14,312,213

Insurance 2.3%
Aflac, Inc.	31,034	1,649,768
Allstate Corp. (The)	13,799	1,468,490
American International Group, Inc.	36,431	1,929,386
Aon plc	9,886	1,909,580
Arthur J Gallagher & Co.	7,832	714,435
Assurant, Inc.	2,571	324,126
Chubb Ltd.	19,103	2,911,679
Cincinnati Financial Corp.	6,377	721,940
Everest Re Group Ltd.	1,724	443,223
Globe Life, Inc.	4,249	413,555
Hartford Financial Services Group, Inc. (The)	15,167	865,732
Lincoln National Corp.	8,391	473,924
Loews Corp.	10,900	534,100
Marsh & McLennan Cos., Inc.	21,223	2,199,127
MetLife, Inc.	33,365	1,561,148

Common Stocks (continued)

	Shares	Value

Insurance (continued)
Principal Financial Group, Inc.	10,888	$581,201
Progressive Corp. (The)	24,595	1,714,272
Prudential Financial, Inc.	16,850	1,535,709
Travelers Cos., Inc. (The)	10,914	1,430,389
Unum Group	8,963	246,841
Willis Towers Watson plc	5,422	1,013,372

		24,641,997

Interactive Media & Services 4.9%
Alphabet, Inc., Class A*	12,555	15,804,234
Alphabet, Inc., Class C*	12,667	15,961,814
Facebook, Inc., Class A*	100,839	19,325,794
TripAdvisor, Inc.*	4,428	178,891
Twitter, Inc.*	32,341	969,260

		52,239,993

Internet & Direct Marketing Retail 3.4%
Amazon.com, Inc.*	17,417	30,944,087
Booking Holdings, Inc.*	1,782	3,650,908
eBay, Inc.	33,047	1,164,907
Expedia Group, Inc.	5,840	798,094

		36,557,996

IT Services 5.4%
Accenture plc, Class A	26,707	4,952,012
Akamai Technologies, Inc.*	6,955	601,607
Alliance Data Systems Corp.	1,667	166,700
Automatic Data Processing, Inc.	18,189	2,950,801
Broadridge Financial Solutions, Inc.	4,790	599,804
Cognizant Technology Solutions Corp., Class A	23,150	1,410,761
DXC Technology Co.	10,980	303,817
Fidelity National Information Services, Inc.	25,713	3,387,945
Fiserv, Inc.*	23,897	2,536,428
FleetCor Technologies, Inc.*	3,648	1,073,315
Gartner, Inc.*	3,785	583,193
Global Payments, Inc.	12,141	2,054,014
International Business Machines Corp.	37,133	4,965,796
Jack Henry & Associates, Inc.	3,271	463,043
Leidos Holdings, Inc.	5,716	492,891
Mastercard, Inc., Class A	37,422	10,358,784
Paychex, Inc.	13,450	1,124,958
PayPal Holdings, Inc.*	49,322	5,134,420
VeriSign, Inc.*	4,366	829,627
Visa, Inc., Class A	72,388	12,947,318
Western Union Co. (The)	17,959	450,052

		57,387,286

Leisure Products 0.0%†
Hasbro, Inc.	4,905	477,306

Life Sciences Tools & Services 1.0%
Agilent Technologies, Inc.	12,972	982,629
Illumina, Inc.*	6,154	1,818,630
IQVIA Holdings, Inc.*	7,632	1,102,213
Mettler-Toledo International, Inc. *	1,039	732,433
PerkinElmer, Inc.	4,656	400,230
Thermo Fisher Scientific, Inc.	16,787	5,069,338
Waters Corp.*	2,798	592,113

		10,697,586

109

Statement of Investments (Continued)

October 31, 2019

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Machinery 1.6%
Caterpillar, Inc.	23,582	$3,249,600
Cummins, Inc.	6,613	1,140,610
Deere & Co.	13,198	2,298,300
Dover Corp.	6,080	631,651
Flowserve Corp.	5,435	265,445
Fortive Corp.	12,472	860,568
IDEX Corp.	3,211	499,407
Illinois Tool Works, Inc.	12,339	2,080,109
Ingersoll-Rand plc	10,144	1,287,172
PACCAR, Inc.	14,519	1,104,315
Parker-Hannifin Corp.	5,396	990,112
Pentair plc	6,601	273,744
Snap-on, Inc.	2,317	376,906
Stanley Black & Decker, Inc.	6,338	959,130
Wabtec Corp.	7,701	534,218
Xylem, Inc.	7,536	577,936

		17,129,223

Media 1.4%
CBS Corp. (Non-Voting), Class B	13,838	498,722
Charter Communications, Inc., Class A*	6,777	3,170,687
Comcast Corp., Class A	190,113	8,520,865
Discovery, Inc., Class A* (a)	6,660	179,520
Discovery, Inc., Class C*	14,543	367,066
DISH Network Corp., Class A*	9,793	336,683
Fox Corp., Class A	14,870	476,435
Fox Corp., Class B	6,988	218,305
Interpublic Group of Cos., Inc. (The)	16,523	359,375
News Corp., Class A	15,976	219,031
News Corp., Class B	5,527	78,041
Omnicom Group, Inc.	9,118	703,818

		15,128,548

Metals & Mining 0.3%
Freeport-McMoRan, Inc.	60,639	595,475
Newmont Goldcorp Corp.	34,520	1,371,479
Nucor Corp.	12,761	687,180

		2,654,134

Multiline Retail 0.5%
Dollar General Corp.	10,775	1,727,664
Dollar Tree, Inc.*	9,918	1,094,947
Kohl’s Corp.	6,670	341,904
Macy’s, Inc.	13,177	199,763
Nordstrom, Inc. (a)	4,542	163,058
Target Corp.	21,416	2,289,585

		5,816,921

Multi-Utilities 1.1%
Ameren Corp.	10,291	799,611
CenterPoint Energy, Inc.	20,956	609,191
CMS Energy Corp.	11,966	764,867
Consolidated Edison, Inc.	13,754	1,268,394
Dominion Energy, Inc.	34,452	2,844,012
DTE Energy Co.	7,666	976,035
NiSource, Inc.	15,688	439,891
Public Service Enterprise Group, Inc.	21,194	1,341,792
Sempra Energy	11,482	1,659,264
WEC Energy Group, Inc.	13,285	1,254,104

		11,957,161

Common Stocks (continued)

	Shares	Value

Oil, Gas & Consumable Fuels 3.9%
Apache Corp.	15,793	$342,076
Cabot Oil & Gas Corp.	17,628	328,586
Chevron Corp.	79,575	9,241,841
Cimarex Energy Co.	4,368	184,417
Concho Resources, Inc.	8,460	571,219
ConocoPhillips	46,533	2,568,622
Devon Energy Corp.	16,943	343,604
Diamondback Energy, Inc.	6,895	591,315
EOG Resources, Inc.	24,295	1,683,887
Exxon Mobil Corp.	177,353	11,983,742
Hess Corp.	10,791	709,508
HollyFrontier Corp.	6,347	348,704
Kinder Morgan, Inc.	81,476	1,627,891
Marathon Oil Corp.	34,065	392,769
Marathon Petroleum Corp.	27,594	1,764,636
Noble Energy, Inc.	20,011	385,412
Occidental Petroleum Corp.	37,460	1,517,130
ONEOK, Inc.	17,363	1,212,458
Phillips 66	18,801	2,196,333
Pioneer Natural Resources Co.	7,006	861,878
Valero Energy Corp.	17,370	1,684,543
Williams Cos., Inc. (The)	50,982	1,137,408

		41,677,979

Personal Products 0.2%
Coty, Inc., Class A	12,087	141,297
Estee Lauder Cos., Inc. (The), Class A	9,235	1,720,203

		1,861,500

Pharmaceuticals 4.3%
Allergan plc	13,750	2,421,512
Bristol-Myers Squibb Co.	68,565	3,933,574
Eli Lilly & Co.	35,611	4,057,873
Johnson & Johnson	110,624	14,606,793
Merck & Co., Inc.	107,322	9,300,524
Mylan NV*	21,775	416,991
Perrigo Co. plc	5,276	279,734
Pfizer, Inc.	231,842	8,895,778
Zoetis, Inc.	20,018	2,560,703

		46,473,482

Professional Services 0.3%
Equifax, Inc.	5,087	695,444
IHS Markit Ltd.*	16,810	1,177,036
Nielsen Holdings plc	15,195	306,331
Robert Half International, Inc.	5,005	286,636
Verisk Analytics, Inc.	6,851	991,340

		3,456,787

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A*	14,223	761,642

Road & Rail 1.0%
CSX Corp.	33,457	2,351,024
JB Hunt Transport Services, Inc.	3,557	418,161
Kansas City Southern	4,203	591,698
Norfolk Southern Corp.	11,041	2,009,462
Union Pacific Corp.	29,531	4,886,199

		10,256,544

110

Statement of Investments (Continued)

October 31, 2019

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Semiconductors & Semiconductor Equipment 4.0%
Advanced Micro Devices, Inc.*	45,502	$1,543,883
Analog Devices, Inc.	15,474	1,649,993
Applied Materials, Inc.	38,720	2,100,947
Broadcom, Inc.	16,686	4,886,495
Intel Corp.	185,690	10,497,056
KLA Corp.	6,675	1,128,342
Lam Research Corp.	6,058	1,641,960
Maxim Integrated Products, Inc.	11,408	669,193
Microchip Technology, Inc. (a)	9,945	937,714
Micron Technology, Inc.*	46,267	2,199,996
NVIDIA Corp.	25,527	5,131,437
Qorvo, Inc.*	4,999	404,219
QUALCOMM, Inc.	50,956	4,098,901
Skyworks Solutions, Inc.	7,250	660,185
Texas Instruments, Inc.	39,134	4,617,421
Xilinx, Inc.	10,556	957,851

		43,125,593

Software 6.6%
Adobe, Inc.*	20,348	5,655,319
ANSYS, Inc.*	3,546	780,652
Autodesk, Inc.*	9,250	1,363,080
Cadence Design Systems, Inc.*	11,778	769,692
Citrix Systems, Inc.	5,158	561,500
Fortinet, Inc.*	5,949	485,200
Intuit, Inc.	10,918	2,811,385
Microsoft Corp.	320,049	45,885,425
Oracle Corp.	92,285	5,028,610
salesforce.com, Inc.*	36,761	5,752,729
Symantec Corp.	24,044	550,127
Synopsys, Inc.*	6,313	856,990

		70,500,709

Specialty Retail 2.4%
Advance Auto Parts, Inc.	2,993	486,303
AutoZone, Inc.*	1,029	1,177,567
Best Buy Co., Inc.	9,765	701,420
CarMax, Inc.*	6,939	646,507
Gap, Inc. (The)	9,174	149,169
Home Depot, Inc. (The)	45,905	10,768,395
L Brands, Inc.	9,730	165,799
Lowe’s Cos., Inc.	32,351	3,610,695
O’Reilly Automotive, Inc.*	3,207	1,396,681
Ross Stores, Inc.	15,287	1,676,525
Tiffany & Co.	4,536	564,778
TJX Cos., Inc. (The)	50,674	2,921,356
Tractor Supply Co.	5,058	480,611
Ulta Beauty, Inc.*	2,489	580,310

		25,326,116

Technology Hardware, Storage & Peripherals 4.5%
Apple, Inc.	178,062	44,294,703
Hewlett Packard Enterprise Co.	54,726	898,054
HP, Inc.	62,116	1,078,955
NetApp, Inc.	9,972	557,235
Seagate Technology plc	10,012	580,996
Western Digital Corp.	12,334	637,051
Xerox Holdings Corp.	8,087	274,392

		48,321,386

Common Stocks (continued)

	Shares	Value

Textiles, Apparel & Luxury Goods 0.7%
Capri Holdings Ltd.*	6,538	$203,136
Hanesbrands, Inc.	15,022	228,484
NIKE, Inc., Class B	52,474	4,699,047
PVH Corp.	3,105	270,632
Ralph Lauren Corp.	2,166	208,066
Tapestry, Inc.	12,024	310,941
Under Armour, Inc., Class A*	7,994	165,076
Under Armour, Inc., Class C*	8,313	153,790
VF Corp.	13,697	1,127,126

		7,366,298

Tobacco 0.8%
Altria Group, Inc.	78,304	3,507,236
Philip Morris International, Inc.	65,215	5,311,110

		8,818,346

Trading Companies & Distributors 0.2%
Fastenal Co.	24,198	869,676
United Rentals, Inc.*	3,229	431,298
WW Grainger, Inc.	1,853	572,280

		1,873,254

Water Utilities 0.1%
American Water Works Co., Inc.	7,545	930,072

Wireless Telecommunication Services 0.1%
T-Mobile US, Inc.*	13,254	1,095,576

Total Common Stocks (cost $859,233,264)		1,057,474,084

Short-Term Investment 0.0%†
Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 1.76% (b)(c)	99,688	99,688

Total Short-Term Investment (cost $99,688)		99,688

111

Statement of Investments (Continued)

October 31, 2019

Nationwide S&P 500 Index Fund (Continued)

Repurchase Agreements 0.1%

	Principal Amount	Value

BNP Paribas Securities Corp., 1.70%, dated 10/31/2019, due 11/1/2019, repurchase price $689,750, collateralized by U.S. Treasury Note, 2.50%, maturing 2/28/2021; total market value $706,142. (c)(d)	$689,717	$689,717
Royal Bank of Canada, 1.68%, dated 10/31/2019, due 11/1/2019, repurchase price $340,481, collateralized by U.S. Treasury Note, 3.00%, maturing 9/30/2025; total market value $348,536. (c)(d)	340,466	340,466

Total Repurchase Agreements (cost $1,030,183)		1,030,183

Total Investments (cost $860,363,135) — 98.9%		1,058,603,955

Other assets in excess of liabilities — 1.1%		11,593,707

NET ASSETS — 100.0%		$1,070,197,662

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.
(a)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $2,180,562, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $99,688 and $1,030,183, respectively, and by $1,132,364 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 3.63%, and maturity dates ranging from 11/14/2019 - 5/15/2048; a total value of $2,262,235.

(b)	Represents 7-day effective yield as of October 31, 2019.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2019 was $1,129,871.

(d)	Please refer to Note 2(g) for additional information on the joint repurchase agreement.

REIT	Real Estate Investment Trust

Futures contracts outstanding as of October 31, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
S&P 500 E-Mini Index	70	12/2019	USD	10,625,300	33,271

					33,271

At October 31, 2019, the Fund had $443,200 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

112

Statement of Assets and Liabilities

October 31, 2019

Nationwide S&P 500 Index Fund
Assets:
Investment securities, at value* (cost $859,332,952)	$1,057,573,772
Repurchase agreements, at value (cost $1,030,183)	1,030,183
Cash	9,335,549
Deposits with broker for futures contracts	443,200
Interest and dividends receivable	963,587
Securities lending income receivable	352
Receivable for capital shares issued	2,928,680
Prepaid expenses	37,453

Total Assets	1,072,312,776

Liabilities:
Payable for capital shares redeemed	152,917
Payable for variation margin on futures contracts	42,000
Payable upon return of securities loaned (Note 2)	1,129,871
Accrued expenses and other payables:
Investment advisory fees	107,613
Fund administration fees	48,195
Distribution fees	140,985
Administrative servicing fees	319,634
Accounting and transfer agent fees	15,988
Trustee fees	5,880
Custodian fees	13,199
Compliance program costs (Note 3)	1,430
Professional fees	52,992
Printing fees	10,466
Other	73,944

Total Liabilities	2,115,114

Net Assets	$1,070,197,662

Represented by:
Capital	$825,487,074
Total distributable earnings (loss)	244,710,588

Net Assets	$1,070,197,662

Net Assets:
Class A Shares	$131,342,529
Class C Shares	51,802,776
Class R Shares	92,127,960
Class R6 Shares	168,299,693
Institutional Service Class Shares	372,474,093
Service Class Shares	254,150,611

Total	$1,070,197,662

113

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide S&P 500 Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	8,322,988
Class C Shares	3,371,500
Class R Shares	5,864,048
Class R6 Shares	10,556,368
Institutional Service Class Shares	23,434,197
Service Class Shares	16,087,256

Total	67,636,357

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$15.78
Class C Shares (b)	$15.36
Class R Shares	$15.71
Class R6 Shares	$15.94
Institutional Service Class Shares	$15.89
Service Class Shares	$15.80
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$16.74

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $2,180,562 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

114

Statement of Operations

For the Year Ended October 31, 2019

Nationwide S&P 500 Index Fund
INVESTMENT INCOME:
Dividend income	$33,870,746
Interest income	288,759
Income from securities lending (Note 2)	29,334

Total Income	34,188,839

EXPENSES:
Investment advisory fees	1,722,690
Fund administration fees	451,891
Distribution fees Class A	332,025
Distribution fees Class C	491,761
Distribution fees Class R	401,023
Distribution fees Service Class	389,240
Administrative servicing fees Class A	252,340
Administrative servicing fees Class C	34,423
Administrative servicing fees Class R	107,439
Administrative servicing fees Institutional Service Class	864,004
Administrative servicing fees Service Class	648,730
Registration and filing fees	85,204
Professional fees	102,784
Printing fees	31,840
Trustee fees	55,566
Custodian fees	64,300
Accounting and transfer agent fees	63,402
Compliance program costs (Note 3)	5,617
Other	192,795

Total Expenses	6,297,074

NET INVESTMENT INCOME	27,891,765

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	76,262,370
Redemptions in-kind by affiliated issuers (Note 3)	996,116,198
Expiration or closing of futures contracts (Note 2)	549,082

Net realized gains	1,072,927,650

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(920,743,861)
Futures contracts (Note 2)	1,632,198

Net change in unrealized appreciation/depreciation	(919,111,663)

Net realized/unrealized gains	153,815,987

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$181,707,752

The accompanying notes are an integral part of these financial statements.

115

Statements of Changes in Net Assets

	Nationwide S&P 500 Index Fund

	Year Ended October 31, 2019		Year Ended October 31, 2018
Operations:
Net investment income	$27,891,765		$49,876,447
Net realized gains	1,072,927,650		240,183,835
Net change in unrealized appreciation/depreciation	(919,111,663)		(78,205,775)

Change in net assets resulting from operations	181,707,752		211,854,507

Distributions to Shareholders From:
Distributable earnings:
Class A	(18,569,635)		(8,304,507)
Class C	(6,443,983)		(2,447,207)
Class R	(10,455,217)		(3,753,107)
Class R6	(145,058,984)		(139,963,734)
Institutional Service Class	(45,647,981)		(22,264,898)
Service Class	(37,153,701)		(20,114,200)

Change in net assets from shareholder distributions	(263,329,501)		(196,847,653)

Change in net assets from capital transactions	(1,745,947,477)		(2,891,867)

Change in net assets	(1,827,569,226)		12,114,987

Net Assets:
Beginning of year	2,897,766,888		2,885,651,901

End of year	$1,070,197,662		$2,897,766,888

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$37,733,375		$42,550,661
Proceeds from shares issued in class conversion (Note 1)	121,945		–
Dividends reinvested	16,845,251		7,508,044
Cost of shares redeemed	(53,999,858)		(40,954,131)

Total Class A Shares	700,713		9,104,574

Class C Shares
Proceeds from shares issued	14,346,442		11,711,307
Dividends reinvested	6,147,887		2,296,749
Cost of shares redeemed in class conversion (Note 1)	(121,945)		–
Cost of shares redeemed	(14,228,761)		(7,266,492)

Total Class C Shares	6,143,623		6,741,564

Class R Shares
Proceeds from shares issued	36,938,627		38,554,587
Dividends reinvested	10,254,971		3,642,352
Cost of shares redeemed	(26,342,625)		(23,654,693)

Total Class R Shares	20,850,973		18,542,246

Class R6 Shares
Proceeds from shares issued	59,758,735		339,062,741
Dividends reinvested	144,882,667		139,930,307
Cost of shares redeemed	(2,008,080,961	)(a)	(479,026,396)

Total Class R6 Shares	(1,803,439,559)		(33,348)

Institutional Service Class Shares
Proceeds from shares issued	56,798,885		44,576,249
Dividends reinvested	45,560,340		22,201,215
Cost of shares redeemed	(59,250,312)		(65,621,495)

Total Institutional Service Class Shares	43,108,913		1,155,969

116

Statements of Changes in Net Assets (Continued)

	Nationwide S&P 500 Index Fund

	Year Ended October 31, 2019		Year Ended October 31, 2018

CAPITAL TRANSACTIONS: (continued)
Service Class Shares
Proceeds from shares issued	$18,628,978		$21,095,768
Dividends reinvested	37,153,701		20,114,200
Cost of shares redeemed	(69,094,819)		(79,612,840)

Total Service Shares	(13,312,140)		(38,402,872)

Change in net assets from capital transactions	$(1,745,947,477)		$(2,891,867)

SHARE TRANSACTIONS:
Class A Shares
Issued	2,523,010		2,589,662
Issued in class conversion (Note 1)	8,071		–
Reinvested	1,265,600		463,138
Redeemed	(3,585,684)		(2,474,424)

Total Class A Shares	210,997		578,376

Class C Shares
Issued	1,000,958		727,809
Reinvested	475,213		145,229
Redeemed in class conversion (Note 1)	(8,284)		–
Redeemed	(994,017)		(449,586)

Total Class C Shares	473,870		423,452

Class R Shares
Issued	2,479,823		2,338,297
Reinvested	773,449		225,381
Redeemed	(1,798,158)		(1,432,467)

Total Class R Shares	1,455,114		1,131,211

Class R6 Shares
Issued	3,929,330		20,706,590
Reinvested	10,838,358		8,546,029
Redeemed	(128,829,602	)(a)	(28,509,742)

Total Class R6 Shares	(114,061,914)		742,877

Institutional Service Class Shares
Issued	3,806,619		2,694,590
Reinvested	3,394,089		1,361,176
Redeemed	(3,858,264)		(3,927,295)

Total Institutional Service Class Shares	3,342,444		128,471

Service Class Shares
Issued	1,248,402		1,275,285
Reinvested	2,790,068		1,240,667
Redeemed	(4,619,735)		(4,809,667)

Total Service Shares	(581,265)		(2,293,715)

Total change in shares	(109,160,754)		710,672

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Amount includes in-kind redemptions. (See Note 3)

The accompanying notes are an integral part of these financial statements.

117

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide S&P 500 Index Fund

		Operations				Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (c)(e)
Class A Shares
Year Ended October 31, 2019	$16.28	0.26		1.51	1.77	(0.27)	(2.00)	(2.27)	$15.78	13.64%	$131,342,529	0.64%	1.75%		0.64%	4.25%	(f)
Year Ended October 31, 2018	$16.29	0.22		0.85	1.07	(0.25)	(0.83)	(1.08)	$16.28	6.67%	$132,086,189	0.59%	1.33%		0.59%	9.63%
Year Ended October 31, 2017	$14.22	0.22		2.88	3.10	(0.22)	(0.81)	(1.03)	$16.29	22.90%	$122,699,246	0.59%	1.45%		0.59%	12.07%
Year Ended October 31, 2016	$15.27	0.23		0.28	0.51	(0.22)	(1.34)	(1.56)	$14.22	3.88%	$103,686,629	0.60%	1.64%		0.60%	7.87%
Year Ended October 31, 2015	$15.45	0.24	(g)	0.42	0.66	(0.26)	(0.58)	(0.84)	$15.27	4.64%	$118,892,195	0.60%	1.59%	(g)	0.60%	9.70%

Class C Shares
Year Ended October 31, 2019	$15.92	0.17		1.45	1.62	(0.18)	(2.00)	(2.18)	$15.36	12.85%	$51,802,776	1.27%	1.14%		1.27%	4.25%	(f)
Year Ended October 31, 2018	$15.95	0.11		0.84	0.95	(0.15)	(0.83)	(0.98)	$15.92	6.04%	$46,120,304	1.24%	0.68%		1.24%	9.63%
Year Ended October 31, 2017	$13.95	0.12		2.83	2.95	(0.14)	(0.81)	(0.95)	$15.95	22.11%	$39,459,765	1.24%	0.80%		1.24%	12.07%
Year Ended October 31, 2016	$15.02	0.13		0.28	0.41	(0.14)	(1.34)	(1.48)	$13.95	3.20%	$28,618,578	1.24%	0.97%		1.24%	7.87%
Year Ended October 31, 2015	$15.22	0.14	(g)	0.41	0.55	(0.17)	(0.58)	(0.75)	$15.02	3.94%	$23,616,808	1.23%	0.93%	(g)	1.23%	9.70%

Class R Shares
Year Ended October 31, 2019	$16.23	0.24		1.49	1.73	(0.25)	(2.00)	(2.25)	$15.71	13.40%	$92,127,960	0.84%	1.59%		0.84%	4.25%	(f)
Year Ended October 31, 2018	$16.24	0.19		0.86	1.05	(0.23)	(0.83)	(1.06)	$16.23	6.53%	$71,548,247	0.76%	1.16%		0.76%	9.63%
Year Ended October 31, 2017	$14.20	0.16		2.90	3.06	(0.21)	(0.81)	(1.02)	$16.24	22.58%	$53,224,497	0.88%	1.07%		0.88%	12.07%
Year Ended October 31, 2016	$15.25	0.20		0.28	0.48	(0.19)	(1.34)	(1.53)	$14.20	3.69%	$4,552,978	0.81%	1.41%		0.81%	7.87%
Year Ended October 31, 2015	$15.41	0.20	(g)	0.41	0.61	(0.19)	(0.58)	(0.77)	$15.25	4.26%	$2,257,699	0.90%	1.31%	(g)	0.90%	9.70%

Class R6 Shares (h)
Year Ended October 31, 2019	$16.43	0.34		1.51	1.85	(0.34)	(2.00)	(2.34)	$15.94	14.09%	$168,299,693	0.19%	2.29%		0.19%	4.25%	(f)
Year Ended October 31, 2018	$16.42	0.29		0.87	1.16	(0.32)	(0.83)	(1.15)	$16.43	7.19%	$2,047,162,422	0.17%	1.76%		0.17%	9.63%
Year Ended October 31, 2017	$14.33	0.28		2.91	3.19	(0.29)	(0.81)	(1.10)	$16.42	23.36%	$2,034,151,407	0.17%	1.85%		0.17%	12.07%
Year Ended October 31, 2016	$15.37	0.29		0.29	0.58	(0.28)	(1.34)	(1.62)	$14.33	4.38%	$1,650,693,124	0.17%	2.05%		0.17%	7.87%
Year Ended October 31, 2015	$15.55	0.31	(g)	0.42	0.73	(0.33)	(0.58)	(0.91)	$15.37	5.06%	$1,755,329,648	0.17%	2.03%	(g)	0.17%	9.70%

Institutional Service Class Shares
Year Ended October 31, 2019	$16.38	0.30		1.51	1.81	(0.30)	(2.00)	(2.30)	$15.89	13.84%	$372,474,093	0.45%	1.96%		0.45%	4.25%	(f)
Year Ended October 31, 2018	$16.38	0.25		0.86	1.11	(0.28)	(0.83)	(1.11)	$16.38	6.88%	$329,181,300	0.42%	1.51%		0.42%	9.63%
Year Ended October 31, 2017	$14.29	0.25		2.90	3.15	(0.25)	(0.81)	(1.06)	$16.38	23.12%	$327,009,809	0.42%	1.62%		0.42%	12.07%
Year Ended October 31, 2016	$15.34	0.25		0.28	0.53	(0.24)	(1.34)	(1.58)	$14.29	4.06%	$275,979,416	0.42%	1.79%		0.42%	7.87%
Year Ended October 31, 2015	$15.52	0.27	(g)	0.42	0.69	(0.29)	(0.58)	(0.87)	$15.34	4.81%	$248,015,509	0.42%	1.77%	(g)	0.42%	9.70%

Service Class Shares
Year Ended October 31, 2019	$16.30	0.27		1.50	1.77	(0.27)	(2.00)	(2.27)	$15.80	13.68%	$254,150,611	0.60%	1.79%		0.60%	4.25%	(f)
Year Ended October 31, 2018	$16.30	0.23		0.86	1.09	(0.26)	(0.83)	(1.09)	$16.30	6.75%	$271,668,426	0.57%	1.37%		0.57%	9.63%
Year Ended October 31, 2017	$14.23	0.22		2.89	3.11	(0.23)	(0.81)	(1.04)	$16.30	22.89%	$309,107,177	0.57%	1.47%		0.57%	12.07%
Year Ended October 31, 2016	$15.28	0.23		0.28	0.51	(0.22)	(1.34)	(1.56)	$14.23	3.92%	$297,628,822	0.57%	1.65%		0.57%	7.87%
Year Ended October 31, 2015	$15.46	0.25	(g)	0.42	0.67	(0.27)	(0.58)	(0.85)	$15.28	4.67%	$349,006,306	0.57%	1.63%	(g)	0.57%	9.70%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Portfolio turnover excludes received or delivered in-kind.
(g)

During the year ended October 31, 2015, the Fund received a large special dividend distribution from Mylan NV. Had the Fund not received this special dividend distribution, the net investment income per share and ratio of net investment income to average net assets would have been $0.02 and 0.12% lower, respectively.

(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

118

Fund Commentary	Nationwide Small Cap Index Fund

For the annual period ended October 31, 2019, the Nationwide Small Cap Index Fund (Class A at NAV) returned 4.35% versus 4.90% for its benchmark, the Russell 2000® Index (Russell 2000). For broader comparison, the return for the Fund’s closest Morningstar® peer category, Small Blend Funds (consisting of 721 funds as of October 31, 2019), was 4.25% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

In the fourth quarter of 2018, concerns over Federal Reserve (Fed) policy, U.S.-China trade tensions, and a potential slowdown in growth contributed to investor anxiety. The quarter began with Fed chairman Powell’s comment that the U.S. federal funds rate was “a long way from neutral.” The hawkish comment drove a temporary sell-off in Treasuries. However, this was short lived as declines in energy prices and softness in portions of the U.S. economy (the Institute of Supply Management [ISM] Purchasing Managers Index [PMI]** fell from 59.8 in September to 54.1 in December) contributed to a reduction in inflation expectations. This was accompanied by a broad-based risk-off in December — the worst December performance on record since 1931 — and the 10-year Treasury yield ended the quarter 0.57% lower than intra-quarter highs to 2.68%. Even though the United States and China were able to broker a 90-day trade war “truce” on December 1, 2018, volatility abounded in the wake of the Federal Open Market Committee (FOMC) December announcement. Although the Fed’s December rate hike and lowering of interest rate projections was largely expected, the Fed’s relatively hawkish tone and Powell’s affirmation that the balance sheet run-off was to run on autopilot was punished by the market.

In the first quarter of 2019, U.S. equities advanced as positive headlines regarding U.S.-China trade negotiations, relatively strong corporate earnings growth, and the Fed’s dovish pivot helped investor sentiment recover from steep losses in the previous quarter and contributed to a meaningful rebound in equity prices. In the

January announcement, the Fed indicated it would refrain from interest rate hikes for the foreseeable future, a dovish assessment of U.S. economic conditions, and transparency around balance sheet normalization. This reduced market-based expectations of interest rates, serving as a boon for both equities and bonds. On the macroeconomic front, despite a 35-day government shutdown and global economic weakness, the U.S. economy continued to exhibit a tight labor market, low inflation and slowing but stable economic growth. The U-3 unemployment rate (representing the number of people actively looking for a job) remained at 3.8% in February, the lowest level since 1969. Core personal consumption expenditure dropped to 1.8% year-over-year in January, below the Fed’s inflation target of 2%. Though the ISM Manufacturing PMI was below two-year averages throughout the quarter, the indicator remained in expansionary territory at the end of the quarter (55.3). Less optimism was evident in the U.S. rates market. The pause in interest rate hiking by the Fed coupled with lowered forecasts for growth drove investors into longer-duration government bonds. The yield on the 10-year U.S. Treasury dropped from a quarterly high of 2.78% in mid-January to 2.40% at quarter end. The bid for long-term debt coupled with high short-term rates (federal funds target rate remained at 2.50% at the quarter’s end) catalyzed an inversion of the three-month, 10-year Treasury spread. This spread is the Fed’s preferred measure for calculating recession probabilities and its inversion has preceded every U.S. recession since the 1950s.

During the second quarter of 2019, the Chicago Fed National Activity Index was in contractionary territory in April and May. The ISM Manufacturing PMI decelerated throughout the quarter but remained in expansionary territory in June (51.7). The U-3 unemployment rate actually declined to 3.6% in April, but the moving average of continuing jobless claims accelerated throughout the quarter. In May, U.S. President Trump threatened an increase in tariffs and protectionism against both China and Mexico. The U.S. markets fell in May on these renewed trade concerns, and trade tensions were a source of

119

Fund Commentary (cont.)	Nationwide Small Cap Index Fund

intra-quarter volatility. However, these threats did not materialize, and sentiment eased heading into the G-20† meeting at the month’s end. On the macroeconomic front, there were signs of weaker U.S. economic conditions. In the June FOMC announcement, Fed Chair Powell stated that should trade tensions weigh on the FOMC’s economic outlook or should the shortfall of inflation from the target rate persist longer than expected, the Fed would provide more accommodation to sustain the expansion. The prospect of easy monetary policy broadly buoyed equities. In interest rates, the 10-year U.S. Treasury yield declined 0.50% in the quarter to 2% — the lowest level since 2016. The yield curve remained a source of uncertainty as the three-month, 10-year spread remained in negative territory while the five-year, 30-year spread expanded throughout the quarter.

In the third quarter of 2019, trade tensions were a key focus for both domestic and global investors. The U.S. markets suffered their worst week of 2019 in early August on the back of President Trump’s promise to impose 10% tariffs on all Chinese imports that were not already subject to 25% tariffs. U.S.-China tensions did ostensibly ease ahead of a new round of trade talks that were slated to be held in October. In monetary policy, the Fed lowered the target range for the federal funds rates in both the July and September meetings. Fed Chair Powell confirmed that the rate cuts were intended to offset potential downside risks from weak global growth and trade policy uncertainty. On the macroeconomic front, survey-based U.S. economic indicators continued to soften in the manufacturing and consumer sectors, while hard economic data releases exhibited resilience. The frequently tracked ISM Manufacturing PMI registered in contractionary territory in both August and September. The September reading was the lowest reading since the global financial crisis. Consumer sentiment also softened, with the University of Michigan Consumer Sentiment Index‡ falling to its lowest level since 2016 in August. More constructively, labor market conditions were stable as the U-3 unemployment rate remained at 3.7% throughout the quarter and average hourly earnings modestly accelerated. In interest rates, the 10-year Treasury yield declined 0.36% from the start of the quarter to the end, although the benchmark rate did fall as low as 1.45% intra-quarter. The frequently monitored two-year, 10-year Treasury yield spread inverted for the first time since the global financial crisis in August, but ended the quarter in positive territory.

U.S. small-capitalization stocks, as represented by the Russell 2000 Index, increased approximately 4.90% for the year ended October 31, 2019. From a sector perspective, top returns came from Information Technology, with 23.59%; Utilities, with 23.16%; and Real Estate, with 18.52%. Bottom sector returns came from Energy, with -42.27%; followed by Communication Services, with -8.29%; and Consumer Staples, with -4.39%.

Exchange-traded futures are employed to equitize dividend accruals as well as to manage day-to-day cash flows generated from clients’ trades, dividends, interest received and other activity associated with securities in the portfolio. Specifically, futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the Fund’s portfolio. While the Fund seeks to remain fully invested, a small amount of spendable cash is retained to minimize trading and transactions costs. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre; Jennifer Hsui, CFA; Alan Mason; Greg Savage, CFA; and Amy Whitelaw

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. The Fund may concentrate on specific sectors,

120

Fund Commentary (cont.)	Nationwide Small Cap Index Fund

subjecting it to greater volatility than that of other mutual funds. The Fund may hold stocks for longer-than-average periods, subjecting it to short-term volatility. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

121

Fund Overview	Nationwide Small Cap Index Fund

Asset Allocation1

Common Stocks	99.6%
Repurchase Agreements	5.4%
Short-Term Investment	0.5%
Futures Contracts†	0.0%
Rights†	0.0%
Liabilities in excess of other assets§	(5.5)%
100.0%

Top Industries2

Banks	9.3%
Equity Real Estate Investment Trusts (REITs)	7.2%
Biotechnology	6.9%
Software	4.3%
Machinery	3.7%
Health Care Equipment & Supplies	3.6%
Commercial Services & Supplies	2.7%
Semiconductors & Semiconductor Equipment	2.6%
Hotels, Restaurants & Leisure	2.5%
Electronic Equipment, Instruments & Components	2.5%
Other Industries#	54.7%
100.0%

Top Holdings2

Fidelity Investments Money Market Government Portfolio — Institutional Class	0.5%
Novocure Ltd.	0.3%
Haemonetics Corp.	0.3%
Generac Holdings, Inc.	0.3%
Teladoc Health, Inc.	0.3%
First Industrial Realty Trust, Inc.	0.3%
Rexford Industrial Realty, Inc.	0.3%
Trex Co., Inc.	0.3%
Radian Group, Inc.	0.3%
Portland General Electric Co.	0.3%
Other Holdings#	96.8%
100.0%

†	Amount rounds to less than 0.1%.

§	Please refer to the Statement of Assets and Liabilities for additional details.

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

122

Fund Performance	Nationwide Small Cap Index Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	4.35%	6.85%	11.76%
	w/SC2	(1.66)%	5.58%	11.10%
Class C	w/o SC1	3.60%	6.12%	11.02%
	w/SC3	2.90%	N/A	N/A
Class R4,5		4.11%	6.64%	11.58%
Class R6[4,6]		4.76%	7.30%	12.20%
Institutional Service Class[4]		4.53%	N/A	6.17%	[7]*
Russell 2000® Index		4.90%	7.37%	12.27%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of December 6, 2016.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	0.72%	0.69%
Class C	1.41%	1.38%
Class R	1.03%	1.00%
Class R6	0.31%	0.28%
Institutional Service Class	0.56%	0.53%

^

Current effective prospectus dated February 28, 2019. The difference between gross and net operating expenses reflects contractual waivers in place through February 29, 2020. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

123

Fund Performance (cont.)	Nationwide Small Cap Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Small Cap Index Fund versus the Russell 2000® Index over the 10-year period ended 10/31/19. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

124

Shareholder Expense Example	Nationwide Small Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Small Cap Index Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19	Expense Ratio During Period (%) 5/1/19 - 10/31/19
Class A Shares	Actual	(a)	1,000.00	986.20	3.50	0.70
	Hypothetical	(a)(b)	1,000.00	1,021.68	3.57	0.70
Class C Shares	Actual	(a)	1,000.00	983.30	6.85	1.37
	Hypothetical	(a)(b)	1,000.00	1,018.30	6.97	1.37
Class R Shares	Actual	(a)	1,000.00	985.90	5.06	1.01
	Hypothetical	(a)(b)	1,000.00	1,020.11	5.14	1.01
Class R6 Shares	Actual	(a)	1,000.00	989.00	1.40	0.28
	Hypothetical	(a)(b)	1,000.00	1,023.79	1.43	0.28
Institutional Service Class Shares	Actual	(a)	1,000.00	987.40	2.65	0.53
	Hypothetical	(a)(b)	1,000.00	1,022.53	2.70	0.53

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

125

Statement of Investments

October 31, 2019

Nationwide Small Cap Index Fund

Common Stocks 99.6%

	Shares	Value

Aerospace & Defense 1.2%
AAR Corp.	4,231	$176,644
Aerojet Rocketdyne Holdings, Inc.*	9,214	398,321
AeroVironment, Inc.*	2,690	155,966
Astronics Corp.*	3,058	88,499
Axon Enterprise, Inc.*	7,358	376,215
Cubic Corp.	3,954	291,568
Ducommun, Inc.*	1,304	64,652
Kratos Defense & Security Solutions, Inc.*	11,368	214,628
Maxar Technologies, Inc. (a)	7,221	61,306
Mercury Systems, Inc.*	6,843	504,055
Moog, Inc., Class A	4,066	340,365
National Presto Industries, Inc.	608	52,343
Park Aerospace Corp.	2,366	40,198
Parsons Corp.*	2,340	83,304
Triumph Group, Inc.	6,268	130,186
Vectrus, Inc.*	1,374	62,806
Wesco Aircraft Holdings, Inc.*	6,643	73,206

		3,114,262

Air Freight & Logistics 0.3%
Air Transport Services Group, Inc.*	7,405	154,838
Atlas Air Worldwide Holdings, Inc.*	2,890	63,378
Echo Global Logistics, Inc.*	3,387	67,435
Forward Air Corp.	3,587	248,113
Hub Group, Inc., Class A*	4,086	187,139
Radiant Logistics, Inc.*	4,820	25,980

		746,883

Airlines 0.5%
Allegiant Travel Co.	1,634	273,417
Hawaiian Holdings, Inc.	5,912	169,143
Mesa Air Group, Inc.*	2,588	19,721
SkyWest, Inc.	6,346	377,904
Spirit Airlines, Inc.*	8,638	324,443

		1,164,628

Auto Components 1.1%
Adient plc*	11,067	234,510
American Axle & Manufacturing Holdings, Inc.*	14,162	118,394
Cooper Tire & Rubber Co.	6,404	180,849
Cooper-Standard Holdings, Inc.*	2,091	66,619
Dana, Inc.	18,285	296,766
Dorman Products, Inc.*	3,401	244,702
Fox Factory Holding Corp.*	4,746	289,221
Gentherm, Inc.*	4,182	174,682
LCI Industries	3,079	299,032
Modine Manufacturing Co.*	6,058	69,243
Motorcar Parts of America, Inc.*	2,277	43,400
Standard Motor Products, Inc.	2,605	136,398
Stoneridge, Inc.*	3,374	104,189
Tenneco, Inc., Class A	6,246	78,637
Visteon Corp.*	3,529	328,268

		2,664,910

Automobiles 0.1%
Winnebago Industries, Inc.	3,984	191,511

Banks 9.9%
1st Constitution Bancorp	999	18,971

Common Stocks (continued)

	Shares	Value

Banks (continued)
1st Source Corp.	1,854	$94,888
ACNB Corp.	837	29,621
Allegiance Bancshares, Inc.*	2,411	80,190
Amalgamated Bank, Class A	1,683	30,647
Amerant Bancorp, Inc.*	2,422	47,592
American National Bankshares, Inc.	1,351	48,906
Ameris Bancorp	7,587	325,103
Ames National Corp.	1,079	29,888
Arrow Financial Corp.	1,738	61,039
Atlantic Capital Bancshares, Inc.*	2,833	52,835
Atlantic Union Bankshares Corp.	10,251	377,852
Banc of California, Inc.	5,735	78,971
BancFirst Corp.	2,345	135,752
Bancorp, Inc. (The)*	6,189	67,460
BancorpSouth Bank	12,100	371,107
Bank First Corp. (a)	703	49,210
Bank of Commerce Holdings	2,281	25,593
Bank of Marin Bancorp	1,676	73,526
Bank of NT Butterfield & Son Ltd. (The)	6,935	228,508
Bank of Princeton (The)	675	19,413
Bank7 Corp.	499	9,082
BankFinancial Corp.	1,732	22,308
Bankwell Financial Group, Inc.	876	25,071
Banner Corp.	4,169	225,043
Bar Harbor Bankshares	1,861	46,618
Baycom Corp.*	1,466	30,991
BCB Bancorp, Inc.	2,013	25,968
Berkshire Hills Bancorp, Inc.	5,855	181,681
Boston Private Financial Holdings, Inc.	10,099	113,614
Bridge Bancorp, Inc.	1,995	64,638
Brookline Bancorp, Inc.	9,630	151,191
Bryn Mawr Bank Corp.	2,526	96,266
Business First Bancshares, Inc.	1,612	39,397
Byline Bancorp, Inc.*	2,862	49,627
C&F Financial Corp.	362	18,411
Cadence Bancorp	15,861	243,942
Cambridge Bancorp	532	41,235
Camden National Corp.	1,874	83,037
Capital Bancorp, Inc.*	850	12,316
Capital City Bank Group, Inc.	1,648	46,886
Capstar Financial Holdings, Inc.	1,777	30,049
Carolina Financial Corp.	2,683	101,820
Carter Bank & Trust*	2,792	54,863
Cathay General Bancorp	9,721	345,776
CBTX, Inc.	2,372	67,958
CenterState Bank Corp.	15,676	397,543
Central Pacific Financial Corp.	3,456	99,948
Central Valley Community Bancorp	1,479	30,808
Century Bancorp, Inc., Class A	377	32,803
Chemung Financial Corp.	476	20,263
Citizens & Northern Corp.	1,579	40,596
City Holding Co.	2,028	160,902
Civista Bancshares, Inc.	1,956	43,971
CNB Financial Corp.	1,764	55,160
Coastal Financial Corp.*	1,176	17,699
Codorus Valley Bancorp, Inc.	1,376	29,780
Colony Bankcorp, Inc.	833	12,945
Columbia Banking System, Inc.	9,254	363,682
Community Bank System, Inc.	6,325	428,709
Community Bankers Trust Corp.	3,160	27,366
Community Financial Corp. (The)	755	25,157

126

Statement of Investments (Continued)

October 31, 2019

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Banks (continued)
Community Trust Bancorp, Inc.	1,998	$87,532
ConnectOne Bancorp, Inc.	4,153	100,835
CrossFirst Bankshares, Inc.*	832	11,124
Customers Bancorp, Inc.*	3,522	83,049
CVB Financial Corp.	16,760	348,273
DNB Financial Corp.	411	18,692
Eagle Bancorp, Inc.	4,161	187,828
Enterprise Bancorp, Inc.	1,212	36,130
Enterprise Financial Services Corp.	3,108	136,130
Equity Bancshares, Inc., Class A*	1,896	52,633
Esquire Financial Holdings, Inc.*	786	19,100
Evans Bancorp, Inc.	674	25,605
Farmers & Merchants Bancorp, Inc.	1,277	32,691
Farmers National Banc Corp.	2,985	44,536
FB Financial Corp.	2,143	80,727
Fidelity D&D Bancorp, Inc.	363	23,940
Financial Institutions, Inc.	1,993	62,640
First Bancorp, Inc.	1,472	41,613
First Bancorp/NC	3,694	139,449
First Bancorp/PR	27,039	284,450
First Bancshares, Inc. (The)	2,029	66,876
First Bank	2,037	21,511
First Busey Corp.	6,544	172,565
First Business Financial Services, Inc.	1,185	28,819
First Capital, Inc.	393	23,069
First Choice Bancorp	1,374	30,723
First Commonwealth Financial Corp.	11,993	168,981
First Community Bankshares, Inc.	1,983	63,119
First Financial Bancorp	12,222	286,484
First Financial Bankshares, Inc.	16,376	544,993
First Financial Corp.	1,555	68,218
First Financial Northwest, Inc.	1,086	15,367
First Foundation, Inc.	5,007	80,162
First Guaranty Bancshares, Inc.	765	16,065
First Internet Bancorp	1,240	28,198
First Interstate BancSystem, Inc., Class A	4,720	198,051
First Merchants Corp.	7,002	276,929
First Mid Bancshares, Inc.	1,804	62,960
First Midwest Bancorp, Inc.	13,234	271,826
First Northwest Bancorp	1,130	19,854
First of Long Island Corp. (The)	2,987	70,015
Flushing Financial Corp.	3,298	71,369
FNCB Bancorp, Inc.	2,079	15,447
Franklin Financial Network, Inc.	1,559	51,868
Franklin Financial Services Corp.	489	17,501
Fulton Financial Corp.	20,536	350,344
FVCBankcorp, Inc.*	1,453	25,021
German American Bancorp, Inc.	2,946	97,365
Glacier Bancorp, Inc.	10,476	443,344
Great Southern Bancorp, Inc.	1,432	86,521
Great Western Bancorp, Inc.	7,020	244,787
Guaranty Bancshares, Inc.	1,011	32,008
Hancock Whitney Corp.	11,439	446,121
Hanmi Financial Corp.	3,697	71,167
HarborOne Bancorp, Inc.*	3,093	31,580
Hawthorn Bancshares, Inc.	666	15,984
Heartland Financial USA, Inc.	4,384	205,084
Heritage Commerce Corp.	5,229	62,853
Heritage Financial Corp.	4,620	127,189
Hilltop Holdings, Inc.	9,040	211,174
Home BancShares, Inc.	19,626	362,688

Common Stocks (continued)

	Shares	Value

Banks (continued)
HomeTrust Bancshares, Inc.	2,029	$54,174
Hope Bancorp, Inc.	14,979	213,750
Horizon Bancorp, Inc.	4,793	87,496
Howard Bancorp, Inc.*	1,867	31,328
IBERIABANK Corp.	6,601	484,447
Independent Bank Corp.	6,906	404,874
Independent Bank Group, Inc.	4,505	240,882
International Bancshares Corp.	7,026	287,785
Investar Holding Corp.	1,235	30,640
Investors Bancorp, Inc.	29,187	351,703
Lakeland Bancorp, Inc.	6,071	100,475
Lakeland Financial Corp.	3,091	143,886
LCNB Corp.	1,586	28,675
Level One Bancorp, Inc.	716	17,470
Live Oak Bancshares, Inc. (a)	3,112	56,483
Macatawa Bank Corp.	2,917	30,497
Mackinac Financial Corp.	1,033	16,156
MainStreet Bancshares, Inc.*	848	17,588
Malvern Bancorp, Inc.*	969	21,686
Mercantile Bank Corp.	1,990	70,068
Metropolitan Bank Holding Corp.*	875	37,573
Mid Penn Bancorp, Inc.	950	24,225
Midland States Bancorp, Inc.	2,754	73,807
MidWestOne Financial Group, Inc.	1,524	49,675
MutualFirst Financial, Inc.	774	30,875
MVB Financial Corp.	1,134	22,850
National Bank Holdings Corp., Class A	3,706	127,486
National Bankshares, Inc.	725	30,508
NBT Bancorp, Inc.	5,277	209,761
Nicolet Bankshares, Inc.*	1,059	73,050
Northeast Bank	1,065	22,802
Northrim Bancorp, Inc.	822	32,017
Norwood Financial Corp.	698	21,778
Oak Valley Bancorp	856	14,295
OFG Bancorp	6,364	129,253
Ohio Valley Banc Corp.	601	22,081
Old Line Bancshares, Inc.	1,873	54,841
Old National Bancorp	21,580	388,332
Old Second Bancorp, Inc.	3,478	41,979
Opus Bank	2,771	68,693
Origin Bancorp, Inc.	2,419	85,125
Orrstown Financial Services, Inc.	1,271	27,568
Pacific Mercantile Bancorp*	2,330	16,683
Pacific Premier Bancorp, Inc.	7,457	251,711
Park National Corp.	1,737	175,871
Parke Bancorp, Inc.	1,114	26,781
PCB Bancorp	1,516	25,363
Peapack Gladstone Financial Corp.	2,445	71,394
Penns Woods Bancorp, Inc.	1,012	30,937
Peoples Bancorp of North Carolina, Inc.	660	19,628
Peoples Bancorp, Inc.	2,284	74,710
Peoples Financial Services Corp.	902	44,360
People’s Utah Bancorp	1,955	56,891
Preferred Bank	1,817	96,864
Premier Financial Bancorp, Inc.	1,744	30,956
QCR Holdings, Inc.	1,833	74,383
RBB Bancorp	2,022	40,723
Red River Bancshares, Inc.*	103	4,532
Reliant Bancorp, Inc.	1,428	32,501
Renasant Corp.	7,202	249,909
Republic Bancorp, Inc., Class A	1,189	52,875

127

Statement of Investments (Continued)

October 31, 2019

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Banks (continued)
Republic First Bancorp, Inc.*	5,020	$20,331
Richmond Mutual Bancorporation, Inc.*	1,645	22,948
S&T Bancorp, Inc.	4,223	159,017
Sandy Spring Bancorp, Inc.	4,459	153,836
SB One Bancorp	1,005	22,190
Seacoast Banking Corp. of Florida*	6,338	177,464
Select Bancorp, Inc.*	2,077	23,470
ServisFirst Bancshares, Inc.	5,988	209,580
Shore Bancshares, Inc.	1,824	28,473
Sierra Bancorp	1,721	46,880
Simmons First National Corp., Class A	11,446	273,788
SmartFinancial, Inc.*	1,611	33,912
South Plains Financial, Inc.	408	6,834
South State Corp.	4,291	338,388
Southern First Bancshares, Inc.*	792	31,926
Southern National Bancorp of Virginia, Inc.	2,292	36,305
Southside Bancshares, Inc.	3,942	135,802
Spirit of Texas Bancshares, Inc.*	1,456	30,430
Stock Yards Bancorp, Inc.	2,645	105,641
Summit Financial Group, Inc.	1,474	37,528
Tompkins Financial Corp.	1,871	163,731
Towne Bank	8,432	236,855
TriCo Bancshares	3,355	126,249
TriState Capital Holdings, Inc.*	2,989	69,106
Triumph Bancorp, Inc.*	3,178	103,126
Trustmark Corp.	8,117	278,575
UMB Financial Corp.	5,570	363,498
Union Bankshares, Inc.	575	19,113
United Bankshares, Inc.	12,356	488,556
United Community Banks, Inc.	9,631	290,953
United Security Bancshares	1,817	18,479
Unity Bancorp, Inc.	1,135	24,788
Univest Financial Corp.	3,696	95,172
Valley National Bancorp	40,968	474,409
Veritex Holdings, Inc.	6,609	162,714
Washington Trust Bancorp, Inc.	1,950	99,626
WesBanco, Inc.	6,687	251,364
West Bancorporation, Inc.	2,042	47,946
Westamerica Bancorp	3,281	216,612

		24,544,693

Beverages 0.3%
Boston Beer Co., Inc. (The), Class A*	1,053	394,306
Celsius Holdings, Inc.* (a)	3,263	11,486
Coca-Cola Consolidated, Inc.	595	163,244
Craft Brew Alliance, Inc.*	1,485	10,826
MGP Ingredients, Inc. (a)	1,619	69,439
National Beverage Corp. (a)	1,542	67,786
New Age Beverages Corp.*	9,083	24,433
Primo Water Corp.*	4,482	54,210

		795,730

Biotechnology 7.2%
Abeona Therapeutics, Inc.*	4,156	9,850
ACADIA Pharmaceuticals, Inc.*	13,294	563,799
Acceleron Pharma, Inc.*	5,678	254,772
Achillion Pharmaceuticals, Inc.*	16,566	106,188
Acorda Therapeutics, Inc.*	5,346	8,821
Adamas Pharmaceuticals, Inc.* (a)	2,647	10,879
ADMA Biologics, Inc.*	6,948	33,976

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Aduro Biotech, Inc.*	9,225	$10,516
Adverum Biotechnologies, Inc.*	6,663	48,440
Aeglea BioTherapeutics, Inc.*	3,248	24,717
Affimed NV*	7,535	22,153
Agenus, Inc.*	13,157	34,077
AgeX Therapeutics, Inc.*	3,023	4,716
Aimmune Therapeutics, Inc.*	5,600	155,792
Akcea Therapeutics, Inc.* (a)	1,608	29,475
Akebia Therapeutics, Inc.*	14,865	55,446
Akero Therapeutics, Inc.* (a)	598	13,880
Albireo Pharma, Inc.*	1,292	23,734
Aldeyra Therapeutics, Inc.*	2,521	14,092
Alector, Inc.* (a)	3,799	63,975
Allakos, Inc.* (a)	2,454	168,344
Allogene Therapeutics, Inc.* (a)	4,884	140,659
AMAG Pharmaceuticals, Inc.* (a)	4,145	40,227
Amicus Therapeutics, Inc.*	32,221	271,623
AnaptysBio, Inc.*	3,095	116,743
Anavex Life Sciences Corp.* (a)	5,332	14,503
Anika Therapeutics, Inc.*	1,645	115,792
Apellis Pharmaceuticals, Inc.*	6,089	178,956
Arcus Biosciences, Inc.*	4,156	32,625
Ardelyx, Inc.*	5,860	29,300
Arena Pharmaceuticals, Inc.*	6,298	306,807
ArQule, Inc.*	14,141	142,965
Arrowhead Pharmaceuticals, Inc.*	11,769	471,348
Assembly Biosciences, Inc.*	2,874	47,450
Atara Biotherapeutics, Inc.*	6,487	70,838
Athenex, Inc.*	8,596	94,900
Athersys, Inc.*	16,904	21,637
Atreca, Inc., Class A*	815	9,169
Audentes Therapeutics, Inc.*	5,528	148,703
Avid Bioservices, Inc.*	7,464	39,932
Avrobio, Inc.*	2,589	37,592
Beyondspring, Inc.* (a)	1,328	15,710
BioCryst Pharmaceuticals, Inc.*	13,299	26,598
Biohaven Pharmaceutical Holding Co. Ltd.*	4,927	226,248
BioSpecifics Technologies Corp.*	765	37,049
Bioxcel Therapeutics, Inc.* (a)	734	3,053
Blueprint Medicines Corp.*	6,155	423,710
Bridgebio Pharma, Inc.* (a)	2,829	63,964
Calithera Biosciences, Inc.*	5,339	15,376
Calyxt, Inc.*	1,119	5,125
CareDx, Inc.*	5,181	135,794
CASI Pharmaceuticals, Inc.*	7,158	23,478
Castle Biosciences, Inc.*	463	10,899
Catalyst Pharmaceuticals, Inc.*	12,619	59,688
Celcuity, Inc.*	842	13,261
Cellular Biomedicine Group, Inc.*	1,523	27,856
CEL-SCI Corp.* (a)	3,294	22,597
Checkpoint Therapeutics, Inc.*	2,798	5,456
ChemoCentryx, Inc.*	5,115	43,989
Chimerix, Inc.*	6,687	9,562
Clovis Oncology, Inc.* (a)	6,191	19,625
Coherus Biosciences, Inc.*	7,799	135,469
Concert Pharmaceuticals, Inc.*	2,551	15,893
Constellation Pharmaceuticals, Inc.*	1,966	27,150
Corbus Pharmaceuticals Holdings, Inc.* (a)	7,472	38,630
Cortexyme, Inc.* (a)	360	7,477
Crinetics Pharmaceuticals, Inc.* (a)	1,386	24,407
Cue Biopharma, Inc.*	2,546	21,845

128

Statement of Investments (Continued)

October 31, 2019

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Cyclerion Therapeutics, Inc.*	2,958	$7,070
Cytokinetics, Inc.*	6,889	80,257
CytomX Therapeutics, Inc.*	5,894	36,130
Deciphera Pharmaceuticals, Inc.*	2,385	105,751
Denali Therapeutics, Inc.* (a)	6,044	94,709
Dicerna Pharmaceuticals, Inc.*	6,582	108,537
Dynavax Technologies Corp.* (a)	11,125	56,626
Eagle Pharmaceuticals, Inc.*	1,179	73,923
Editas Medicine, Inc.*	6,260	130,458
Eidos Therapeutics, Inc.*	1,404	68,094
Eiger BioPharmaceuticals, Inc.*	2,934	31,981
Emergent BioSolutions, Inc.*	5,751	328,727
Enanta Pharmaceuticals, Inc.*	2,162	131,623
Epizyme, Inc.*	9,788	112,660
Esperion Therapeutics, Inc.* (a)	3,143	124,997
Evelo Biosciences, Inc.*	1,529	9,984
Fate Therapeutics, Inc.*	6,605	98,745
FibroGen, Inc.*	9,788	383,200
Five Prime Therapeutics, Inc.*	3,985	15,741
Flexion Therapeutics, Inc.*	4,059	69,693
Forty Seven, Inc.*	2,070	14,304
G1 Therapeutics, Inc.*	4,265	90,503
Galectin Therapeutics, Inc.*	4,008	15,952
Genomic Health, Inc.*	3,394	226,312
Geron Corp.* (a)	21,758	31,114
Global Blood Therapeutics, Inc.*	7,300	350,035
GlycoMimetics, Inc.*	4,082	21,553
Gossamer Bio, Inc.*	5,382	110,735
Gritstone Oncology, Inc.* (a)	3,112	25,238
Halozyme Therapeutics, Inc.*	18,012	275,944
Harpoon Therapeutics, Inc.*	680	9,044
Heron Therapeutics, Inc.* (a)	9,307	197,774
Homology Medicines, Inc.*	3,054	40,099
ImmunoGen, Inc.*	17,308	41,193
Immunomedics, Inc.*	22,061	352,976
Inovio Pharmaceuticals, Inc.* (a)	11,534	24,567
Insmed, Inc.*	11,219	208,561
Intellia Therapeutics, Inc.* (a)	4,588	57,281
Intercept Pharmaceuticals, Inc.* (a)	3,121	227,146
Intrexon Corp.* (a)	8,918	45,303
Invitae Corp.*	10,919	175,905
Iovance Biotherapeutics, Inc.*	14,454	305,413
Ironwood Pharmaceuticals, Inc.*	19,363	194,404
Jounce Therapeutics, Inc.*	2,080	7,519
Kadmon Holdings, Inc.* (a)	17,395	50,272
KalVista Pharmaceuticals, Inc.*	1,462	15,497
Karuna Therapeutics, Inc.*	573	7,976
Karyopharm Therapeutics, Inc.*	7,269	85,047
Kezar Life Sciences, Inc.*	1,962	6,376
Kindred Biosciences, Inc.*	4,813	39,322
Kiniksa Pharmaceuticals Ltd., Class A*	1,748	12,323
Kodiak Sciences, Inc.* (a)	2,954	61,177
Krystal Biotech, Inc.*	1,317	54,089
Kura Oncology, Inc.*	4,355	65,238
La Jolla Pharmaceutical Co.*	2,654	18,618
Lexicon Pharmaceuticals, Inc.*	4,969	18,435
Ligand Pharmaceuticals, Inc.* (a)	2,339	254,507
Lineage Cell Therapeutics, Inc.*	14,473	11,289
LogicBio Therapeutics, Inc.*	1,264	12,577
MacroGenics, Inc.*	6,006	51,051
Madrigal Pharmaceuticals, Inc.*	986	91,136

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Magenta Therapeutics, Inc.*	2,446	$25,463
MannKind Corp.* (a)	23,522	30,696
Marker Therapeutics, Inc.* (a)	3,396	13,041
Medicines Co. (The)*	9,521	499,757
MediciNova, Inc.* (a)	5,388	43,427
MEI Pharma, Inc.*	8,443	15,282
MeiraGTx Holdings plc*	1,963	28,365
Mersana Therapeutics, Inc.*	4,489	8,439
Millendo Therapeutics, Inc.*	1,156	8,335
Minerva Neurosciences, Inc.*	3,672	17,405
Mirati Therapeutics, Inc.*	3,431	323,132
Molecular Templates, Inc.*	2,118	17,918
Momenta Pharmaceuticals, Inc.*	12,423	192,308
Morphic Holding, Inc.*	619	8,666
Mustang Bio, Inc.*	3,607	9,559
Myriad Genetics, Inc.*	8,846	297,845
Natera, Inc.*	7,051	271,604
Neon Therapeutics, Inc.*	1,615	3,408
NextCure, Inc.*	348	8,700
Novavax, Inc.* (a)	2,999	12,506
Oncocyte Corp.*	2,642	4,491
OPKO Health, Inc.* (a)	42,866	60,870
Organogenesis Holdings, Inc.*	1,269	8,896
Palatin Technologies, Inc.*	24,674	19,937
PDL BioPharma, Inc.*	15,390	43,400
Pfenex, Inc.*	3,462	31,920
PhaseBio Pharmaceuticals, Inc.*	1,706	7,012
Pieris Pharmaceuticals, Inc.*	5,940	19,661
PolarityTE, Inc.* (a)	1,405	3,808
Portola Pharmaceuticals, Inc.*	9,417	272,245
Precision BioSciences, Inc.*	1,139	7,392
Prevail Therapeutics, Inc.*	929	10,238
Principia Biopharma, Inc.*	1,681	59,356
Progenics Pharmaceuticals, Inc.*	10,953	58,160
Protagonist Therapeutics, Inc.*	1,888	25,394
Prothena Corp. plc*	5,305	48,275
PTC Therapeutics, Inc.*	7,217	295,103
Puma Biotechnology, Inc.*	3,929	26,717
Ra Pharmaceuticals, Inc.*	4,379	206,120
Radius Health, Inc.*	5,678	161,482
Recro Pharma, Inc.*	2,427	38,274
REGENXBIO, Inc.*	4,208	150,184
Repligen Corp.*	6,518	518,116
Replimune Group, Inc.*	1,448	24,616
Retrophin, Inc.*	5,218	62,616
Rhythm Pharmaceuticals, Inc.* (a)	2,884	61,487
Rigel Pharmaceuticals, Inc.*	20,117	41,240
Rocket Pharmaceuticals, Inc.*	3,735	54,307
Rubius Therapeutics, Inc.* (a)	4,503	39,807
Sangamo Therapeutics, Inc.*	14,478	131,026
Savara, Inc.*	3,481	3,071
Scholar Rock Holding Corp.*	2,052	18,981
Seres Therapeutics, Inc.*	4,820	16,870
Solid Biosciences, Inc.* (a)	1,819	20,100
Sorrento Therapeutics, Inc.* (a)	14,728	22,387
Spark Therapeutics, Inc.* (a)	4,334	473,143
Spectrum Pharmaceuticals, Inc.*	14,046	108,997
Spero Therapeutics, Inc.*	1,196	13,120
Stemline Therapeutics, Inc.*	5,638	56,380
Stoke Therapeutics, Inc.*	1,146	32,478
Sutro Biopharma, Inc.*	1,391	13,952

129

Statement of Investments (Continued)

October 31, 2019

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Syndax Pharmaceuticals, Inc.*	2,516	$16,908
Synlogic, Inc.*	2,218	4,747
Synthorx, Inc.* (a)	1,151	15,815
Syros Pharmaceuticals, Inc.*	4,342	22,470
TCR2 Therapeutics, Inc.*	1,581	19,652
TG Therapeutics, Inc.* (a)	9,899	67,610
Tocagen, Inc.*	2,540	1,601
Translate Bio, Inc.*	3,605	32,968
Turning Point Therapeutics, Inc.*	834	31,992
Twist Bioscience Corp.*	2,674	63,695
Tyme Technologies, Inc.* (a)	8,042	10,696
Ultragenyx Pharmaceutical, Inc.*	6,891	276,605
UNITY Biotechnology, Inc.*	3,349	20,898
UroGen Pharma Ltd.* (a)	2,352	53,226
Vanda Pharmaceuticals, Inc.*	6,652	89,869
VBI Vaccines, Inc.*	10,485	6,134
Veracyte, Inc.*	5,866	134,507
Vericel Corp.*	5,625	89,269
Viking Therapeutics, Inc.* (a)	8,177	52,905
Voyager Therapeutics, Inc.*	3,041	46,801
X4 Pharmaceuticals, Inc.*	1,470	18,007
XBiotech, Inc.* (a)	2,064	22,436
Xencor, Inc.*	5,965	204,063
Y-mAbs Therapeutics, Inc.*	2,554	79,557
ZIOPHARM Oncology, Inc.* (a)	20,208	85,278

		17,997,225

Building Products 1.6%
AAON, Inc.	5,198	252,935
Advanced Drainage Systems, Inc.	4,618	170,958
American Woodmark Corp.*	2,123	210,517
Apogee Enterprises, Inc.	3,283	123,244
Armstrong Flooring, Inc.*	2,219	13,625
Builders FirstSource, Inc.*	14,371	324,928
Caesarstone Ltd.	2,797	47,241
Continental Building Products, Inc.*	4,361	130,438
Cornerstone Building Brands, Inc.*	5,786	36,162
CSW Industrials, Inc.	1,835	127,019
Gibraltar Industries, Inc.*	4,063	216,273
Griffon Corp.	4,664	99,390
Insteel Industries, Inc.	2,238	42,679
JELD-WEN Holding, Inc.*	8,606	147,077
Masonite International Corp.*	3,140	192,827
Patrick Industries, Inc.*	2,841	140,374
PGT Innovations, Inc.*	7,276	128,494
Quanex Building Products Corp.	4,091	78,915
Simpson Manufacturing Co., Inc.	5,635	465,676
Trex Co., Inc.*	7,405	650,825
Universal Forest Products, Inc.	7,541	379,765

		3,979,362

Capital Markets 1.4%
Ares Management Corp.	8,441	249,600
Artisan Partners Asset Management, Inc., Class A	6,342	173,454
Ashford, Inc.*	37	879
Assetmark Financial Holdings, Inc.*	1,725	47,334
Associated Capital Group, Inc., Class A	274	11,124
B. Riley Financial, Inc.	2,563	72,149
Blucora, Inc.*	6,067	131,229

Common Stocks (continued)

	Shares	Value

Capital Markets (continued)
Brightsphere Investment Group, Inc.	9,076	$89,126
Cohen & Steers, Inc.	2,896	189,514
Cowen, Inc., Class A*	3,681	55,105
Diamond Hill Investment Group, Inc.	396	55,781
Donnelley Financial Solutions, Inc.*	4,127	46,635
Federated Investors, Inc., Class B	12,161	388,422
Focus Financial Partners, Inc., Class A*	3,822	83,625
GAIN Capital Holdings, Inc.	2,761	11,652
GAMCO Investors, Inc., Class A	668	10,528
Greenhill & Co., Inc.	2,012	32,594
Hamilton Lane, Inc., Class A	2,743	163,538
Houlihan Lokey, Inc.	5,240	247,642
INTL. FCStone, Inc.*	2,055	82,200
Ladenburg Thalmann Financial Services, Inc.	14,900	33,674
Moelis & Co., Class A	6,012	214,508
Oppenheimer Holdings, Inc., Class A	1,187	32,286
Piper Jaffray Cos.	1,762	138,388
PJT Partners, Inc., Class A	2,852	118,444
Pzena Investment Management, Inc., Class A	2,448	20,318
Safeguard Scientifics, Inc.*	2,079	23,514
Sculptor Capital Management, Inc.	2,125	38,186
Siebert Financial Corp.*	976	8,755
Silvercrest Asset Management Group, Inc., Class A	1,063	12,777
Stifel Financial Corp.	8,397	470,064
Value Line, Inc.	100	2,023
Virtus Investment Partners, Inc.	821	89,062
Waddell & Reed Financial, Inc., Class A (a)	9,021	149,388
Westwood Holdings Group, Inc.	984	29,746
WisdomTree Investments, Inc.	16,817	85,935

		3,609,199

Chemicals 1.9%
Advanced Emissions Solutions, Inc. (a)	2,069	28,614
AdvanSix, Inc.*	3,677	83,688
American Vanguard Corp.	3,482	48,678
Amyris, Inc.* (a)	4,876	16,164
Balchem Corp.	4,053	410,204
Chase Corp.	940	110,121
Ferro Corp.*	10,237	113,938
Flotek Industries, Inc.*	6,373	12,172
FutureFuel Corp.	3,158	38,938
GCP Applied Technologies, Inc.*	6,851	141,542
Hawkins, Inc.	1,189	50,830
HB Fuller Co.	6,421	313,345
Ingevity Corp.*	5,298	446,145
Innophos Holdings, Inc.	2,551	83,214
Innospec, Inc.	3,061	279,653
Intrepid Potash, Inc.*	11,576	35,770
Koppers Holdings, Inc.*	2,451	78,677
Kraton Corp.*	3,971	89,030
Kronos Worldwide, Inc.	2,751	34,883
Livent Corp.*	18,372	126,032
LSB Industries, Inc.*	3,124	13,214
Marrone Bio Innovations, Inc.*	7,658	10,108
Minerals Technologies, Inc.	4,447	219,904
OMNOVA Solutions, Inc.*	5,269	53,270
Orion Engineered Carbons SA	7,504	124,266
PolyOne Corp.	9,696	310,757

130

Statement of Investments (Continued)

October 31, 2019

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Chemicals (continued)
PQ Group Holdings, Inc.*	4,790	$78,891
Quaker Chemical Corp.	1,652	252,558
Rayonier Advanced Materials, Inc.	6,217	25,925
Sensient Technologies Corp.	5,334	333,695
Stepan Co.	2,578	251,922
Trecora Resources*	2,828	24,802
Tredegar Corp.	3,130	62,224
Trinseo SA	5,183	220,277
Tronox Holdings plc, Class A	11,522	97,822
Valhi, Inc.	3,274	6,188

		4,627,461

Commercial Services & Supplies 2.9%
ABM Industries, Inc.	8,394	306,045
ACCO Brands Corp.	11,944	109,288
Advanced Disposal Services, Inc.*	9,138	299,544
Brady Corp., Class A	6,014	338,829
BrightView Holdings, Inc.*	3,944	70,203
Brink’s Co. (The)	6,289	534,313
Casella Waste Systems, Inc., Class A*	5,605	244,322
CECO Environmental Corp.*	3,740	25,656
Charah Solutions, Inc.*	1,687	3,222
Cimpress NV*	2,736	361,480
Covanta Holding Corp.	14,894	215,069
Deluxe Corp.	5,462	283,095
Ennis, Inc.	3,139	61,493
Healthcare Services Group, Inc. (a)	9,374	228,351
Heritage-Crystal Clean, Inc.*	1,824	48,409
Herman Miller, Inc.	7,436	345,774
HNI Corp.	5,489	208,582
Interface, Inc.	7,355	122,314
Kimball International, Inc., Class B	4,398	89,543
Knoll, Inc.	6,213	166,136
LSC Communications, Inc.	3,499	3,412
Matthews International Corp., Class A	3,950	146,071
McGrath RentCorp	3,059	233,432
Mobile Mini, Inc.	5,657	212,816
MSA Safety, Inc.	4,443	533,471
NL Industries, Inc.*	865	3,572
NRC Group Holdings Corp.* (a)	1,192	14,590
PICO Holdings, Inc.*	2,236	24,104
Pitney Bowes, Inc.	20,899	91,956
Quad/Graphics, Inc.	3,834	17,368
RR Donnelley & Sons Co.	9,263	40,387
SP Plus Corp.*	2,906	128,358
Steelcase, Inc., Class A	10,963	191,524
Team, Inc.*	3,600	65,376
Tetra Tech, Inc.	6,895	603,106
UniFirst Corp.	1,906	382,801
US Ecology, Inc.	2,778	172,875
Viad Corp.	2,497	152,367
VSE Corp.	1,035	39,765

		7,119,019

Communications Equipment 1.1%
Acacia Communications, Inc.*	4,718	309,784
ADTRAN, Inc.	6,165	54,314
Applied Optoelectronics, Inc.*	2,334	21,846
CalAmp Corp.*	4,037	45,295
Calix, Inc.*	5,388	41,218

Common Stocks (continued)

	Shares	Value

Communications Equipment (continued)
Cambium Networks Corp.*	543	$4,757
Casa Systems, Inc.*	3,876	26,047
Clearfield, Inc.*	1,666	20,542
Comtech Telecommunications Corp.	2,955	103,277
DASAN Zhone Solutions, Inc.*	823	6,201
Digi International, Inc.*	3,600	51,912
Extreme Networks, Inc.*	14,973	96,426
Harmonic, Inc.*	11,045	85,930
Infinera Corp.*	22,042	123,215
Inseego Corp.* (a)	5,526	31,664
InterDigital, Inc.	3,934	210,980
KVH Industries, Inc.*	2,262	23,118
Lumentum Holdings, Inc.*	9,642	604,168
NETGEAR, Inc.*	4,000	108,680
NetScout Systems, Inc.*	9,183	222,412
Plantronics, Inc.	4,213	166,076
Ribbon Communications, Inc.*	7,439	31,913
TESSCO Technologies, Inc.	752	9,994
Viavi Solutions, Inc.*	28,905	461,324

		2,861,093

Construction & Engineering 1.1%
Aegion Corp.*	3,899	84,491
Ameresco, Inc., Class A*	2,756	40,623
Arcosa, Inc.	6,125	235,261
Argan, Inc.	1,809	68,471
Comfort Systems USA, Inc.	4,620	232,894
Concrete Pumping Holdings, Inc.*	1,345	4,627
Construction Partners, Inc., Class A*	1,464	25,064
Dycom Industries, Inc.*	3,835	174,838
EMCOR Group, Inc.	7,067	619,847
Granite Construction, Inc.	5,914	139,216
Great Lakes Dredge & Dock Corp.*	7,633	82,055
IES Holdings, Inc.*	1,106	21,456
MasTec, Inc.*	7,576	476,833
MYR Group, Inc.*	1,979	68,097
Northwest Pipe Co.*	1,193	36,387
NV5 Global, Inc.*	1,281	92,783
Primoris Services Corp.	5,564	113,728
Sterling Construction Co., Inc.*	3,270	53,121
Tutor Perini Corp.*	5,021	77,675
WillScot Corp.*	6,504	102,503

		2,749,970

Construction Materials 0.2%
Forterra, Inc.*	2,675	21,962
Summit Materials, Inc., Class A*	14,200	325,606
United States Lime & Minerals, Inc.	239	21,152
US Concrete, Inc.*	1,971	103,004

		471,724

Consumer Finance 0.6%
Curo Group Holdings Corp.*	2,194	30,694
Elevate Credit, Inc.*	2,984	12,205
Encore Capital Group, Inc.* (a)	3,897	129,341
Enova International, Inc.*	4,068	95,557
EZCORP, Inc., Class A*	6,242	32,833
FirstCash, Inc.	5,342	450,811
Green Dot Corp., Class A*	6,105	176,068
LendingClub Corp.*	8,307	105,000

131

Statement of Investments (Continued)

October 31, 2019

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Consumer Finance (continued)
Medallion Financial Corp.*	2,551	$17,449
Nelnet, Inc., Class A	2,280	139,696
PRA Group, Inc.*	5,690	193,062
Regional Management Corp.*	1,263	36,539
World Acceptance Corp.*	790	82,010

		1,501,265

Containers & Packaging 0.1%
Greif, Inc., Class A	3,221	126,167
Greif, Inc., Class B	776	36,495
Myers Industries, Inc.	4,578	77,505
UFP Technologies, Inc.*	828	34,453

		274,620

Distributors 0.1%
Core-Mark Holding Co., Inc.	5,761	175,826
Funko, Inc., Class A*	2,131	38,358
Greenlane Holdings, Inc., Class A* (a)	717	2,818
Weyco Group, Inc.	717	17,688

		234,690

Diversified Consumer Services 0.8%
Adtalem Global Education, Inc.*	7,172	213,582
American Public Education, Inc.*	2,132	46,307
Career Education Corp.*	8,666	122,711
Carriage Services, Inc.	2,144	55,229
Chegg, Inc.*	14,615	448,096
Collectors Universe, Inc.	989	28,345
Houghton Mifflin Harcourt Co.*	12,709	82,100
K12, Inc.*	4,857	96,120
Laureate Education, Inc., Class A*	13,233	204,516
OneSpaWorld Holdings Ltd.*	5,685	88,402
Regis Corp.*	3,784	77,950
Select Interior Concepts, Inc., Class A*	2,665	30,541
Strategic Education, Inc.	2,686	330,459
WW International, Inc.*	5,891	205,419

		2,029,777

Diversified Financial Services 0.2%
Banco Latinoamericano de Comercio Exterior SA, Class E	3,817	78,745
Cannae Holdings, Inc.*	8,467	247,236
FGL Holdings	18,635	168,274
Marlin Business Services Corp.	1,267	30,078
On Deck Capital, Inc.*	8,384	37,393

		561,726

Diversified Telecommunication Services 0.6%
Anterix, Inc.*	1,357	55,040
ATN International, Inc.	1,397	82,744
Bandwidth, Inc., Class A*	2,023	113,591
Cincinnati Bell, Inc.*	5,867	29,980
Cogent Communications Holdings, Inc.	5,309	311,320
Consolidated Communications Holdings, Inc.	9,326	37,304
Frontier Communications Corp.* (a)	12,287	11,181
IDT Corp., Class B*	2,090	14,233
Intelsat SA*	8,453	214,622
Iridium Communications, Inc.*	12,489	305,606
Ooma, Inc.*	2,476	28,103

Common Stocks (continued)

	Shares	Value

Diversified Telecommunication Services (continued)
ORBCOMM, Inc.*	9,628	$38,608
Pareteum Corp.*	13,495	4,993
Vonage Holdings Corp.*	28,556	278,992

		1,526,317

Electric Utilities 1.1%
ALLETE, Inc.	6,540	562,832
El Paso Electric Co.	5,121	341,622
Genie Energy Ltd., Class B	1,794	13,365
MGE Energy, Inc.	4,404	339,284
Otter Tail Corp.	4,981	282,323
PNM Resources, Inc.	10,024	522,752
Portland General Electric Co.	11,335	644,735
Spark Energy, Inc., Class A	1,584	15,159

		2,722,072

Electrical Equipment 0.9%
Allied Motion Technologies, Inc.	926	35,058
American Superconductor Corp.*	2,605	20,397
Atkore International Group, Inc.*	5,798	201,191
AZZ, Inc.	3,302	128,085
Bloom Energy Corp., Class A* (a)	6,924	21,188
Encore Wire Corp.	2,522	141,736
Energous Corp.* (a)	3,346	9,168
EnerSys	5,377	359,506
Generac Holdings, Inc.*	7,697	743,376
Plug Power, Inc.* (a)	28,865	76,492
Powell Industries, Inc.	1,089	42,645
Preformed Line Products Co.	447	24,406
Sunrun, Inc.*	13,924	216,379
Thermon Group Holdings, Inc.*	4,138	98,609
TPI Composites, Inc.*	3,626	74,442
Vicor Corp.*	2,323	84,441
Vivint Solar, Inc.* (a)	5,447	38,184

		2,315,303

Electronic Equipment, Instruments & Components 2.6%
Airgain, Inc.*	1,128	12,825
Akoustis Technologies, Inc.* (a)	3,111	25,417
Anixter International, Inc.*	3,835	317,346
Arlo Technologies, Inc.*	9,745	33,230
AVX Corp.	6,067	92,946
Badger Meter, Inc.	3,594	207,733
Bel Fuse, Inc., Class B	1,390	20,447
Belden, Inc.	4,973	255,015
Benchmark Electronics, Inc.	4,782	162,110
Coda Octopus Group, Inc.* (a)	564	4,140
CTS Corp.	4,002	106,773
Daktronics, Inc.	4,279	29,354
ePlus, Inc.*	1,718	134,227
Fabrinet*	4,594	258,321
FARO Technologies, Inc.*	2,192	104,515
Fitbit, Inc., Class A*	27,913	172,502
II-VI, Inc.* (a)	11,106	368,164
Insight Enterprises, Inc.*	4,465	274,062
Iteris, Inc.*	4,871	26,109
Itron, Inc.*	4,322	329,596
KEMET Corp.	7,226	157,093
Kimball Electronics, Inc.*	3,051	45,338
Knowles Corp.*	10,296	222,188

132

Statement of Investments (Continued)

October 31, 2019

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Methode Electronics, Inc.	4,619	$158,894
MTS Systems Corp.	2,299	129,848
Napco Security Technologies, Inc.*	1,451	44,052
nLight, Inc.*	4,073	54,415
Novanta, Inc.*	4,239	377,483
OSI Systems, Inc.*	2,115	209,893
PAR Technology Corp.* (a)	1,403	35,159
PC Connection, Inc.	1,423	69,499
Plexus Corp.*	3,670	271,360
Rogers Corp.*	2,331	315,804
Sanmina Corp.*	8,523	261,912
ScanSource, Inc.*	3,244	104,781
Tech Data Corp.*	4,592	557,928
TTM Technologies, Inc.*	12,435	145,614
Vishay Intertechnology, Inc.	16,710	336,706
Vishay Precision Group, Inc.*	1,264	43,039
Wrap Technologies, Inc.* (a)	919	3,612

		6,479,450

Energy Equipment & Services 0.9%
Archrock, Inc.	16,297	157,103
Cactus, Inc., Class A*	5,917	175,853
Covia Holdings Corp.* (a)	4,554	6,285
Diamond Offshore Drilling, Inc.* (a)	7,920	41,897
DMC Global, Inc.	1,841	82,366
Dril-Quip, Inc.*	4,565	187,256
Era Group, Inc.*	2,839	27,453
Exterran Corp.*	3,967	50,262
Forum Energy Technologies, Inc.*	9,794	11,361
Frank’s International NV*	13,365	65,489
FTS International, Inc.*	4,374	6,648
Geospace Technologies Corp.*	1,619	23,621
Helix Energy Solutions Group, Inc.*	17,915	153,890
Independence Contract Drilling, Inc.*	5,158	4,591
KLX Energy Services Holdings, Inc.*	2,731	21,684
Liberty Oilfield Services, Inc., Class A (a)	6,867	63,245
Mammoth Energy Services, Inc.	1,897	3,035
Matrix Service Co.*	3,273	61,401
McDermott International, Inc.* (a)	22,881	37,296
Nabors Industries Ltd.	44,510	82,343
National Energy Services Reunited Corp.*	2,927	20,226
Natural Gas Services Group, Inc.*	1,812	21,545
NCS Multistage Holdings, Inc.*	1,536	3,456
Newpark Resources, Inc.*	10,954	65,724
NexTier Oilfield Solutions, Inc.* (a)	20,388	88,075
Nine Energy Service, Inc.*	2,057	11,622
Noble Corp. plc* (a)	29,994	36,893
Oceaneering International, Inc.*	12,493	176,901
Oil States International, Inc.*	7,585	108,238
Pacific Drilling SA* (a)	3,731	9,327
Parker Drilling Co.*	1,153	21,296
ProPetro Holding Corp.*	10,063	77,988
RigNet, Inc.*	1,778	9,317
RPC, Inc. (a)	7,320	30,305
SEACOR Holdings, Inc.*	2,219	95,217
SEACOR Marine Holdings, Inc.*	2,411	31,367
Seadrill Ltd.* (a)	7,359	12,952
Select Energy Services, Inc., Class A*	7,448	56,605
Smart Sand, Inc.*	3,138	7,312
Solaris Oilfield Infrastructure, Inc., Class A	3,843	40,890

Common Stocks (continued)

	Shares	Value

Energy Equipment & Services (continued)
TETRA Technologies, Inc.*	14,695	$24,981
Tidewater, Inc.*	4,739	76,914
US Silica Holdings, Inc. (a)	9,198	41,023
US Well Services, Inc.*	2,292	4,378

		2,335,631

Entertainment 0.3%
AMC Entertainment Holdings, Inc., Class A (a)	6,385	59,827
Eros International plc* (a)	8,787	19,683
Gaia, Inc.* (a)	1,589	11,012
Glu Mobile, Inc.*	14,600	86,578
IMAX Corp.*	6,562	140,099
Liberty Media Corp.-Liberty Braves, Class C*	4,553	133,904
Liberty Media Corp-Liberty Braves, Class A*	1,211	35,749
LiveXLive Media, Inc.* (a)	3,365	5,720
Marcus Corp. (The)	2,814	101,585
Reading International, Inc., Class A*	1,996	22,695
Rosetta Stone, Inc.*	2,678	51,310

		668,162

Equity Real Estate Investment Trusts (REITs) 7.6%
Acadia Realty Trust	10,547	295,105
Agree Realty Corp.	5,174	407,556
Alexander & Baldwin, Inc.	8,673	203,902
Alexander’s, Inc.	274	94,640
American Assets Trust, Inc.	6,114	299,341
American Finance Trust, Inc.	13,465	199,282
Armada Hoffler Properties, Inc.	6,575	123,215
Ashford Hospitality Trust, Inc.	10,665	29,115
Bluerock Residential Growth REIT, Inc.	2,956	35,531
Braemar Hotels & Resorts, Inc.	3,964	36,588
BRT Apartments Corp.	1,281	21,393
CareTrust REIT, Inc.	12,039	291,825
CatchMark Timber Trust, Inc., Class A	6,388	73,270
CBL & Associates Properties, Inc.	21,094	30,375
Cedar Realty Trust, Inc.	10,509	35,100
Chatham Lodging Trust	5,886	106,242
CIM Commercial Trust Corp.	158	2,299
City Office REIT, Inc.	4,799	64,978
Clipper Realty, Inc.	1,899	18,306
Community Healthcare Trust, Inc.	2,325	112,576
CoreCivic, Inc.	15,071	229,983
CorEnergy Infrastructure Trust, Inc.	1,655	79,721
CorePoint Lodging, Inc.	5,048	49,723
DiamondRock Hospitality Co.	25,509	254,580
Easterly Government Properties, Inc.	10,077	224,919
EastGroup Properties, Inc.	4,678	626,618
Essential Properties Realty Trust, Inc.	9,583	245,900
Farmland Partners, Inc.	3,795	25,426
First Industrial Realty Trust, Inc.	15,929	670,770
Four Corners Property Trust, Inc.	8,637	247,450
Franklin Street Properties Corp.	12,803	110,106
Front Yard Residential Corp.	6,062	74,987
GEO Group, Inc. (The)	15,067	229,320
Getty Realty Corp.	4,257	142,780
Gladstone Commercial Corp.	3,834	90,329
Gladstone Land Corp.	1,866	22,317
Global Medical REIT, Inc.	3,882	46,972
Global Net Lease, Inc.	10,729	209,001

133

Statement of Investments (Continued)

October 31, 2019

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	8,009	$239,149
Healthcare Realty Trust, Inc.	16,177	562,474
Hersha Hospitality Trust	4,369	60,292
Independence Realty Trust, Inc.	11,579	178,317
Industrial Logistics Properties Trust	8,242	175,060
Innovative Industrial Properties, Inc.	1,362	103,512
Investors Real Estate Trust	1,461	110,554
iStar, Inc.	7,695	100,112
Jernigan Capital, Inc.	2,664	50,589
Kite Realty Group Trust	10,588	188,678
Lexington Realty Trust	28,986	315,368
LTC Properties, Inc.	5,017	260,131
Mack-Cali Realty Corp.	10,968	234,935
Monmouth Real Estate Investment Corp.	11,569	174,461
National Health Investors, Inc.	5,309	455,459
National Storage Affiliates Trust	7,443	254,327
New Senior Investment Group, Inc.	10,491	73,857
NexPoint Residential Trust, Inc.	2,306	112,464
Office Properties Income Trust	6,050	192,874
One Liberty Properties, Inc.	1,879	53,382
Pebblebrook Hotel Trust	16,450	422,930
Pennsylvania REIT	8,409	46,418
Physicians Realty Trust	23,495	438,652
Piedmont Office Realty Trust, Inc., Class A	15,947	357,851
PotlatchDeltic Corp.	8,366	355,304
Preferred Apartment Communities, Inc., Class A	5,502	78,789
PS Business Parks, Inc.	2,524	455,708
QTS Realty Trust, Inc., Class A	6,913	370,468
Retail Opportunity Investments Corp.	14,361	268,048
Retail Value, Inc.	1,877	68,717
Rexford Industrial Realty, Inc.	13,814	664,315
RLJ Lodging Trust	21,860	358,723
RPT Realty	9,770	141,665
Ryman Hospitality Properties, Inc.	5,797	487,933
Sabra Health Care REIT, Inc.	23,909	588,161
Safehold, Inc.	1,371	47,409
Saul Centers, Inc.	1,543	82,612
Senior Housing Properties Trust	29,854	296,301
Seritage Growth Properties, Class A	4,135	179,831
STAG Industrial, Inc.	16,026	497,447
Summit Hotel Properties, Inc.	13,192	161,734
Sunstone Hotel Investors, Inc.	28,464	384,549
Tanger Factory Outlet Centers, Inc.	11,332	182,672
Terreno Realty Corp.	8,134	458,839
UMH Properties, Inc.	4,506	67,275
Uniti Group, Inc.	23,343	161,534
Universal Health Realty Income Trust	1,639	195,418
Urban Edge Properties	14,626	308,755
Urstadt Biddle Properties, Inc., Class A	3,625	88,196
Washington Prime Group, Inc.	22,977	96,963
Washington REIT	10,189	316,063
Whitestone REIT	4,691	66,800
Xenia Hotels & Resorts, Inc.	14,350	302,068

		18,955,684

Food & Staples Retailing 0.7%
Andersons, Inc. (The)	3,978	73,275
BJ’s Wholesale Club Holdings, Inc.*	14,119	376,977

Common Stocks (continued)

	Shares	Value

Food & Staples Retailing (continued)
Chefs’ Warehouse, Inc. (The)*	3,056	$101,230
HF Foods Group, Inc.*	934	18,148
Ingles Markets, Inc., Class A	1,726	68,056
Natural Grocers by Vitamin Cottage, Inc.*	1,040	9,121
Performance Food Group Co.*	13,005	554,143
PriceSmart, Inc.	2,821	209,036
Rite Aid Corp.* (a)	6,505	59,846
SpartanNash Co.	4,356	57,042
United Natural Foods, Inc.*	6,290	47,175
Village Super Market, Inc., Class A	973	25,785
Weis Markets, Inc.	1,150	44,263

		1,644,097

Food Products 1.2%
Alico, Inc.	427	14,027
B&G Foods, Inc. (a)	8,087	125,753
Bridgford Foods Corp.*	206	5,082
Calavo Growers, Inc. (a)	2,043	177,189
Cal-Maine Foods, Inc.	3,967	158,244
Darling Ingredients, Inc.*	20,686	399,240
Dean Foods Co. (a)	9,040	8,859
Farmer Brothers Co.*	1,467	18,822
Fresh Del Monte Produce, Inc.	3,928	125,303
Freshpet, Inc.*	4,330	226,286
Hostess Brands, Inc.*	15,023	191,994
J&J Snack Foods Corp.	1,898	362,062
John B Sanfilippo & Son, Inc.	1,109	117,687
Lancaster Colony Corp.	2,380	331,248
Landec Corp.*	3,242	31,934
Limoneira Co.	2,021	38,237
Sanderson Farms, Inc.	2,509	388,418
Seneca Foods Corp., Class A*	828	29,295
Simply Good Foods Co. (The)*	10,402	255,265
Tootsie Roll Industries, Inc.	2,013	69,006

		3,073,951

Gas Utilities 1.2%
Chesapeake Utilities Corp.	2,017	191,212
New Jersey Resources Corp.	11,199	488,276
Northwest Natural Holding Co.	3,820	264,955
ONE Gas, Inc.	6,587	611,537
RGC Resources, Inc.	917	26,749
South Jersey Industries, Inc.	11,690	375,950
Southwest Gas Holdings, Inc.	6,849	597,918
Spire, Inc.	6,274	527,393

		3,083,990

Health Care Equipment & Supplies 3.8%
Accuray, Inc.*	10,494	27,284
Alphatec Holdings, Inc.*	3,688	25,373
AngioDynamics, Inc.*	4,694	71,818
Antares Pharma, Inc.*	20,315	68,258
Apyx Medical Corp.*	4,134	27,284
AtriCure, Inc.*	4,683	124,521
Atrion Corp.	182	153,504
Avanos Medical, Inc.*	5,972	263,007
Avedro, Inc.*	964	22,403
Axogen, Inc.*	4,170	51,854
Axonics Modulation Technologies, Inc.*	1,944	48,056
BioLife Solutions, Inc.*	825	14,033

134

Statement of Investments (Continued)

October 31, 2019

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Health Care Equipment & Supplies (continued)
BioSig Technologies, Inc.* (a)	1,942	$12,875
Cardiovascular Systems, Inc.*	4,306	191,703
Cerus Corp.*	17,428	75,812
Conformis, Inc.*	8,007	15,293
CONMED Corp.	3,431	377,479
CryoLife, Inc.*	4,596	103,180
CryoPort, Inc.*	3,927	55,096
Cutera, Inc.*	1,768	55,692
CytoSorbents Corp.* (a)	4,022	19,104
ElectroCore, Inc.* (a)	1,872	2,958
GenMark Diagnostics, Inc.*	7,124	39,966
Glaukos Corp.*	4,494	286,852
Globus Medical, Inc., Class A*	9,585	501,966
Haemonetics Corp.*	6,456	779,433
Heska Corp.*	883	71,541
Inogen, Inc.*	2,306	125,527
Integer Holdings Corp.*	4,098	317,349
IntriCon Corp.*	1,035	21,404
Invacare Corp.	4,418	34,107
iRadimed Corp.*	520	13,130
iRhythm Technologies, Inc.*	3,121	208,545
Lantheus Holdings, Inc.*	4,808	100,247
LeMaitre Vascular, Inc.	2,126	73,560
LivaNova plc*	6,124	433,151
Meridian Bioscience, Inc.	5,100	49,929
Merit Medical Systems, Inc.*	6,753	139,483
Mesa Laboratories, Inc.	489	111,370
Misonix, Inc.*	909	15,771
Natus Medical, Inc.*	4,257	143,376
Neogen Corp.*	6,465	420,613
Neuronetics, Inc.*	1,548	13,793
Nevro Corp.*	3,728	321,354
Novocure Ltd.*	10,950	784,458
NuVasive, Inc.*	6,548	461,896
OraSure Technologies, Inc.*	7,793	66,552
Orthofix Medical, Inc.*	2,279	95,786
OrthoPediatrics Corp.* (a)	1,102	42,625
Pulse Biosciences, Inc.*	1,336	18,811
Quidel Corp.*	4,466	254,115
Rockwell Medical, Inc.*	6,875	15,194
RTI Surgical Holdings, Inc.*	6,820	15,004
SeaSpine Holdings Corp.*	1,976	27,348
Senseonics Holdings, Inc.* (a)	12,418	14,529
Shockwave Medical, Inc.*	831	28,271
SI-BONE, Inc.*	2,017	33,583
Sientra, Inc.*	4,833	31,076
Silk Road Medical, Inc.*	1,466	48,554
Soliton, Inc.* (a)	333	3,703
STAAR Surgical Co.*	5,606	183,765
Surmodics, Inc.*	1,613	76,634
Tactile Systems Technology, Inc.*	2,290	104,012
Tandem Diabetes Care, Inc.*	6,997	430,875
TransEnterix, Inc.*	23,223	5,299
TransMedics Group, Inc.*	824	14,783
Utah Medical Products, Inc.	413	42,320
Vapotherm, Inc.*	1,972	20,312
Varex Imaging Corp.*	4,677	140,357
ViewRay, Inc.*	8,742	22,729
Wright Medical Group NV*	15,902	330,762
Zynex, Inc. (a)	1,938	17,907

		9,360,314

Common Stocks (continued)

	Shares	Value

Health Care Providers & Services 2.0%
Addus HomeCare Corp.*	1,330	$111,999
Amedisys, Inc.*	3,955	508,297
American Renal Associates Holdings, Inc.*	2,595	21,590
AMN Healthcare Services, Inc.*	5,811	341,454
Apollo Medical Holdings, Inc.* (a)	795	11,901
Avalon GloboCare Corp.* (a)	2,534	3,700
BioTelemetry, Inc.*	4,191	164,958
Brookdale Senior Living, Inc.*	22,934	168,565
Catasys, Inc.* (a)	884	13,799
Community Health Systems, Inc.* (a)	10,016	35,457
CorVel Corp.*	1,150	90,988
Cross Country Healthcare, Inc.*	4,309	46,580
Diplomat Pharmacy, Inc.*	6,920	37,645
Ensign Group, Inc. (The)	6,382	269,639
Enzo Biochem, Inc.*	5,766	18,221
Genesis Healthcare, Inc.*	8,296	10,619
Hanger, Inc.*	4,541	102,672
HealthEquity, Inc.*	8,731	495,833
Joint Corp. (The)*	1,635	31,179
LHC Group, Inc.*	3,798	421,464
Magellan Health, Inc.*	2,734	177,437
National HealthCare Corp.	1,560	128,201
National Research Corp.	1,509	86,662
Option Care Health, Inc.*	15,510	54,905
Owens & Minor, Inc.	7,730	52,023
Patterson Cos., Inc.	10,575	181,150
Pennant Group, Inc. (The)*	3,191	57,406
PetIQ, Inc.* (a)	2,368	58,537
Providence Service Corp. (The)*	1,476	94,272
R1 RCM, Inc.*	13,074	138,977
RadNet, Inc.*	5,309	82,927
Select Medical Holdings Corp.*	13,916	253,549
Surgery Partners, Inc.* (a)	2,705	21,505
Tenet Healthcare Corp.*	12,980	328,913
Tivity Health, Inc.*	6,114	99,108
Triple-S Management Corp., Class B*	2,793	42,258
US Physical Therapy, Inc.	1,590	224,937

		4,989,327

Health Care Technology 1.0%
Allscripts Healthcare Solutions, Inc.*	20,991	229,642
Castlight Health, Inc., Class B*	12,662	19,120
Computer Programs & Systems, Inc.	1,605	37,027
Evolent Health, Inc., Class A*	9,145	69,685
Health Catalyst, Inc.*	1,017	32,707
HealthStream, Inc.*	3,189	89,483
HMS Holdings Corp.*	10,949	357,923
Inovalon Holdings, Inc., Class A* (a)	8,845	138,247
Inspire Medical Systems, Inc.*	1,685	102,751
Livongo Health, Inc.* (a)	1,816	39,207
NextGen Healthcare, Inc.*	6,907	116,763
Omnicell, Inc.*	5,168	363,776
OptimizeRx Corp.*	1,486	19,318
Phreesia, Inc.*	1,282	37,986
Simulations Plus, Inc.	1,429	50,601
Tabula Rasa HealthCare, Inc.* (a)	2,462	125,414
Teladoc Health, Inc.* (a)	9,010	690,166
Vocera Communications, Inc.* (a)	3,872	77,130

		2,596,946

135

Statement of Investments (Continued)

October 31, 2019

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Hotels, Restaurants & Leisure 2.7%
BBX Capital Corp.	6,952	$31,075
Biglari Holdings, Inc., Class B*	107	8,932
BJ’s Restaurants, Inc.	2,558	101,271
Bloomin’ Brands, Inc.	10,985	217,613
Bluegreen Vacations Corp.	905	8,697
Boyd Gaming Corp.	10,146	276,478
Brinker International, Inc. (a)	4,734	210,426
Carrols Restaurant Group, Inc.*	4,193	29,896
Century Casinos, Inc.*	3,456	25,540
Cheesecake Factory, Inc. (The) (a)	5,269	220,191
Churchill Downs, Inc.	4,429	575,726
Chuy’s Holdings, Inc.*	2,015	49,106
Cracker Barrel Old Country Store, Inc. (a)	2,432	378,176
Dave & Buster’s Entertainment, Inc.	4,603	183,107
Del Taco Restaurants, Inc.*	3,615	27,601
Denny’s Corp.*	7,479	150,477
Dine Brands Global, Inc.	2,071	151,494
Drive Shack, Inc.*	7,788	31,074
El Pollo Loco Holdings, Inc.*	2,509	29,155
Eldorado Resorts, Inc.* (a)	8,306	371,860
Empire Resorts, Inc.*	618	6,001
Everi Holdings, Inc.*	8,632	86,838
Fiesta Restaurant Group, Inc.*	2,858	24,565
Golden Entertainment, Inc.*	2,163	31,320
Habit Restaurants, Inc. (The), Class A*	2,470	25,960
Inspired Entertainment, Inc.*	1,059	7,784
J Alexander’s Holdings, Inc.*	1,892	18,258
Jack in the Box, Inc.	3,252	273,233
Kura Sushi USA, Inc., Class A*	421	7,767
Lindblad Expeditions Holdings, Inc.*	2,907	45,756
Marriott Vacations Worldwide Corp.	5,411	594,831
Monarch Casino & Resort, Inc.*	1,388	59,948
Nathan’s Famous, Inc.	349	26,559
Noodles & Co.*	3,587	19,119
Papa John’s International, Inc. (a)	2,840	166,282
Penn National Gaming, Inc.*	13,871	295,660
PlayAGS, Inc.*	3,335	38,486
Potbelly Corp.*	2,314	9,834
RCI Hospitality Holdings, Inc.	1,314	24,637
Red Lion Hotels Corp.*	3,095	18,570
Red Robin Gourmet Burgers, Inc.*	1,712	52,216
Red Rock Resorts, Inc., Class A	8,839	192,513
Ruth’s Hospitality Group, Inc.	3,491	71,845
Scientific Games Corp.*	7,096	170,233
SeaWorld Entertainment, Inc.*	5,956	157,358
Shake Shack, Inc., Class A*	3,658	300,980
Target Hospitality Corp.*	4,070	22,548
Texas Roadhouse, Inc.	8,334	470,871
Twin River Worldwide Holdings, Inc. (a)	2,477	62,173
Wingstop, Inc.	3,695	308,274

		6,668,314

Household Durables 1.8%
Bassett Furniture Industries, Inc.	1,466	22,356
Beazer Homes USA, Inc.*	3,645	54,711
Cavco Industries, Inc.*	1,086	208,132
Century Communities, Inc.*	3,209	96,815
Ethan Allen Interiors, Inc.	2,918	57,514
Flexsteel Industries, Inc.	1,105	18,310
GoPro, Inc., Class A* (a)	15,413	64,118

Common Stocks (continued)

	Shares	Value

Household Durables (continued)
Green Brick Partners, Inc.*	3,484	$35,084
Hamilton Beach Brands Holding Co., Class A	937	17,475
Helen of Troy Ltd.*	3,170	474,739
Hooker Furniture Corp.	1,389	32,878
Installed Building Products, Inc.*	2,852	186,007
iRobot Corp.* (a)	3,459	166,240
KB Home	10,774	384,524
La-Z-Boy, Inc.	5,753	204,289
Legacy Housing Corp.*	653	10,350
LGI Homes, Inc.* (a)	2,519	197,691
Lifetime Brands, Inc.	1,472	11,761
Lovesac Co. (The)* (a)	1,170	19,106
M/I Homes, Inc.*	3,296	145,617
MDC Holdings, Inc.	6,245	241,744
Meritage Homes Corp.*	4,586	330,605
Purple Innovation, Inc.* (a)	798	5,770
Skyline Champion Corp.*	6,343	179,063
Sonos, Inc.*	8,767	114,672
Taylor Morrison Home Corp.*	13,341	334,192
TopBuild Corp.*	4,282	445,028
TRI Pointe Group, Inc.*	17,792	280,046
Tupperware Brands Corp.	6,263	60,313
Universal Electronics, Inc.*	1,655	86,259
William Lyon Homes, Class A*	3,908	75,620
ZAGG, Inc.*	3,572	26,326

		4,587,355

Household Products 0.2%
Central Garden & Pet Co.*	1,299	38,996
Central Garden & Pet Co., Class A*	5,383	152,231
Oil-Dri Corp. of America	738	25,838
WD-40 Co. (a)	1,728	323,827

		540,892

Independent Power and Renewable Electricity Producers 0.5%
Atlantic Power Corp.*	12,244	28,528
Clearway Energy, Inc., Class A	4,182	71,805
Clearway Energy, Inc., Class C	9,530	172,779
Ormat Technologies, Inc.	5,002	382,953
Pattern Energy Group, Inc., Class A	11,179	313,347
Sunnova Energy International, Inc.* (a)	1,680	17,842
TerraForm Power, Inc., Class A	9,321	158,271

		1,145,525

Industrial Conglomerates 0.1%
Raven Industries, Inc.	4,551	158,739

Insurance 2.3%
Ambac Financial Group, Inc.*	5,838	119,679
American Equity Investment Life Holding Co.	11,243	277,477
AMERISAFE, Inc.	2,353	149,486
Argo Group International Holdings Ltd.	4,132	255,647
Citizens, Inc.* (a)	5,986	39,867
CNO Financial Group, Inc.	19,732	308,806
Crawford & Co., Class A	1,976	20,926
Donegal Group, Inc., Class A	1,392	20,490
eHealth, Inc.*	2,819	194,624
Employers Holdings, Inc.	3,973	168,217
Enstar Group Ltd.*	1,467	294,720

136

Statement of Investments (Continued)

October 31, 2019

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Insurance (continued)
FBL Financial Group, Inc., Class A	1,226	$70,348
FedNat Holding Co.	1,541	22,113
Genworth Financial, Inc., Class A*	63,936	273,646
Global Indemnity Ltd.	1,050	25,998
Goosehead Insurance, Inc., Class A	1,410	72,164
Greenlight Capital Re Ltd., Class A*	3,932	42,466
Hallmark Financial Services, Inc.*	1,484	26,445
HCI Group, Inc.	882	37,088
Health Insurance Innovations, Inc., Class A*	1,244	32,941
Heritage Insurance Holdings, Inc.	3,369	44,875
Horace Mann Educators Corp.	5,055	220,196
Independence Holding Co.	651	25,454
Investors Title Co.	190	28,823
James River Group Holdings Ltd.	3,733	133,679
Kinsale Capital Group, Inc.	2,579	272,652
MBIA, Inc.*	10,225	94,990
National General Holdings Corp.	8,583	182,990
National Western Life Group, Inc., Class A	280	76,328
NI Holdings, Inc.*	1,197	20,947
Palomar Holdings, Inc.*	702	31,695
ProAssurance Corp.	6,538	256,420
ProSight Global, Inc.*	1,141	18,096
Protective Insurance Corp., Class B	1,359	21,622
RLI Corp.	5,046	491,077
Safety Insurance Group, Inc.	1,823	177,196
Selective Insurance Group, Inc.	7,425	513,216
State Auto Financial Corp.	2,207	73,030
Stewart Information Services Corp.	2,940	120,305
Third Point Reinsurance Ltd.*	9,504	90,193
Tiptree, Inc.	2,901	21,322
Trupanion, Inc.* (a)	3,590	85,083
United Fire Group, Inc.	2,685	122,221
United Insurance Holdings Corp.	2,471	30,294
Universal Insurance Holdings, Inc.	3,901	105,756
Watford Holdings Ltd.*	2,537	68,347

		5,779,955

Interactive Media & Services 0.5%
Care.com, Inc.*	2,818	32,914
Cargurus, Inc.*	9,349	314,033
Cars.com, Inc.*	8,512	96,271
DHI Group, Inc.*	6,378	23,089
Eventbrite, Inc., Class A* (a)	4,595	82,618
EverQuote, Inc., Class A*	1,054	21,396
Liberty TripAdvisor Holdings, Inc., Class A*	9,362	90,343
Meet Group, Inc. (The)*	8,628	36,755
QuinStreet, Inc.*	5,794	74,337
Travelzoo*	703	7,114
TrueCar, Inc.*	13,041	42,775
Yelp, Inc.*	8,757	302,204

		1,123,849

Internet & Direct Marketing Retail 0.4%
1-800-Flowers.com, Inc., Class A*	3,267	46,587
Duluth Holdings, Inc., Class B*	1,323	12,225
Groupon, Inc.*	56,949	158,318
Lands’ End, Inc.*	1,520	18,346
Leaf Group Ltd.*	2,164	6,427
Liquidity Services, Inc.*	3,667	23,799
Overstock.com, Inc.*	3,390	35,697

Common Stocks (continued)

	Shares	Value

Internet & Direct Marketing Retail (continued)
PetMed Express, Inc. (a)	2,412	$56,477
Quotient Technology, Inc.*	9,209	79,289
RealReal, Inc. (The)* (a)	2,188	50,565
Rubicon Project, Inc. (The)*	5,993	50,941
Shutterstock, Inc.*	2,443	99,137
Stamps.com, Inc.*	2,160	182,369
Stitch Fix, Inc., Class A* (a)	5,283	120,769
Waitr Holdings, Inc.* (a)	6,564	2,854

		943,800

IT Services 2.3%
Brightcove, Inc.*	4,720	44,887
Carbonite, Inc.*	4,168	71,565
Cardtronics plc, Class A*	4,782	163,831
Cass Information Systems, Inc.	1,751	100,350
Conduent, Inc.*	21,801	134,730
CSG Systems International, Inc.	4,145	238,918
Endurance International Group Holdings, Inc.*	8,559	33,551
EVERTEC, Inc.	7,675	234,778
Evo Payments, Inc., Class A*	4,436	126,116
Exela Technologies, Inc.*	6,723	4,108
ExlService Holdings, Inc.*	4,215	293,490
GTT Communications, Inc.* (a)	4,216	31,747
Hackett Group, Inc. (The)	2,949	49,868
I3 Verticals, Inc., Class A*	1,885	38,548
Information Services Group, Inc.*	4,221	9,117
International Money Express, Inc.*	1,552	23,777
KBR, Inc.	17,846	502,543
Limelight Networks, Inc.*	13,446	56,742
LiveRamp Holdings, Inc.*	8,444	330,076
ManTech International Corp., Class A	3,369	266,757
MAXIMUS, Inc.	8,003	614,150
NIC, Inc.	8,277	194,675
Paysign, Inc.* (a)	3,725	40,156
Perficient, Inc.*	4,129	161,857
Perspecta, Inc.	17,815	472,810
Presidio, Inc.	5,767	95,732
PRGX Global, Inc.*	2,933	14,665
Priority Technology Holdings, Inc.*	732	2,533
Science Applications International Corp.	7,478	617,832
StarTek, Inc.*	1,992	12,948
Sykes Enterprises, Inc.*	4,904	151,509
TTEC Holdings, Inc.	1,856	87,919
Tucows, Inc., Class A* (a)	1,176	65,315
Unisys Corp.*	6,669	68,424
Verra Mobility Corp.*	14,528	208,477
Virtusa Corp.*	3,624	135,103

		5,699,604

Leisure Products 0.4%
Acushnet Holdings Corp.	4,425	125,891
American Outdoor Brands Corp.*	6,587	46,636
Callaway Golf Co.	11,817	238,940
Clarus Corp.	2,978	37,969
Escalade, Inc.	1,486	17,030
Johnson Outdoors, Inc., Class A	599	35,071
Malibu Boats, Inc., Class A*	2,554	83,311
Marine Products Corp.	999	13,407
MasterCraft Boat Holdings, Inc.*	2,261	35,611
Sturm Ruger & Co., Inc.	2,058	94,174

137

Statement of Investments (Continued)

October 31, 2019

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Leisure Products (continued)
Vista Outdoor, Inc.*	7,555	$50,619
YETI Holdings, Inc.* (a)	3,891	129,609

		908,268

Life Sciences Tools & Services 0.7%
Accelerate Diagnostics, Inc.* (a)	3,444	53,038
Cambrex Corp.*	4,247	253,673
ChromaDex Corp.*	5,510	15,924
Codexis, Inc.*	6,661	90,057
Fluidigm Corp.*	8,697	42,789
Luminex Corp.	5,329	109,218
Medpace Holdings, Inc.*	3,477	256,012
NanoString Technologies, Inc.*	4,162	94,061
NeoGenomics, Inc.*	12,011	275,412
Pacific Biosciences of California, Inc.*	17,942	86,839
Personalis, Inc.*	1,115	11,551
Quanterix Corp.*	1,622	33,819
Syneos Health, Inc.*	7,851	393,728

		1,716,121

Machinery 3.9%
Actuant Corp., Class A	7,096	175,768
Alamo Group, Inc.	1,236	132,326
Albany International Corp., Class A	3,851	323,407
Altra Industrial Motion Corp.	8,113	249,880
Astec Industries, Inc.	2,767	97,094
Barnes Group, Inc.	5,928	346,492
Blue Bird Corp.*	1,870	36,540
Briggs & Stratton Corp.	4,978	36,688
Chart Industries, Inc.*	4,467	261,900
CIRCOR International, Inc.*	2,460	94,193
Columbus McKinnon Corp.	2,873	107,795
Commercial Vehicle Group, Inc.*	3,794	27,658
Douglas Dynamics, Inc.	2,854	133,653
Eastern Co. (The)	819	22,596
Energy Recovery, Inc.* (a)	4,640	43,198
EnPro Industries, Inc.	2,595	180,482
ESCO Technologies, Inc.	3,201	270,453
Evoqua Water Technologies Corp.*	9,307	161,663
Federal Signal Corp.	7,521	243,981
Franklin Electric Co., Inc.	5,820	313,407
Gencor Industries, Inc.*	1,200	15,000
Gorman-Rupp Co. (The)	2,178	80,455
Graham Corp.	1,375	31,158
Greenbrier Cos., Inc. (The)	4,064	119,035
Harsco Corp.*	10,099	204,707
Helios Technologies, Inc.	3,690	146,235
Hillenbrand, Inc.	7,849	241,671
Hurco Cos., Inc.	889	30,928
Hyster-Yale Materials Handling, Inc.	1,274	64,617
John Bean Technologies Corp.	3,930	403,886
Kadant, Inc.	1,401	127,211
Kennametal, Inc.	10,359	320,611
LB Foster Co., Class A*	1,248	22,714
Lindsay Corp.	1,381	130,380
Luxfer Holdings plc	3,410	57,493
Lydall, Inc.*	2,060	40,314
Manitowoc Co., Inc. (The)*	4,539	57,918
Meritor, Inc.*	10,141	223,406
Milacron Holdings Corp.*	8,507	142,237

Common Stocks (continued)

	Shares	Value

Machinery (continued)
Miller Industries, Inc.	1,356	$48,748
Mueller Industries, Inc.	6,993	215,175
Mueller Water Products, Inc., Class A	19,732	230,864
Navistar International Corp.*	6,249	195,469
NN, Inc.	5,093	36,771
Omega Flex, Inc.	377	35,004
Park-Ohio Holdings Corp.	1,094	33,651
Proto Labs, Inc.*	3,399	329,601
RBC Bearings, Inc.*	3,051	489,502
REV Group, Inc.	3,479	43,279
Rexnord Corp.*	13,246	374,729
Spartan Motors, Inc.	4,167	72,798
SPX Corp.*	5,500	250,470
SPX FLOW, Inc.*	5,300	239,984
Standex International Corp.	1,604	121,551
Tennant Co.	2,269	175,689
Terex Corp.	7,980	219,849
Titan International, Inc.	6,733	17,977
TriMas Corp.*	5,785	186,971
Twin Disc, Inc.*	1,298	13,967
Wabash National Corp.	7,019	100,091
Watts Water Technologies, Inc., Class A	3,487	325,163
Welbilt, Inc.*	16,328	309,579

		9,786,032

Marine 0.1%
Costamare, Inc.	6,263	49,227
Eagle Bulk Shipping, Inc.* (a)	5,665	24,586
Genco Shipping & Trading Ltd.*	1,943	19,197
Matson, Inc.	5,363	204,759
Safe Bulkers, Inc.*	7,061	11,510
Scorpio Bulkers, Inc.	7,176	46,644

		355,923

Media 1.0%
Boston Omaha Corp., Class A* (a)	1,255	28,187
Cardlytics, Inc.*	1,711	71,708
Central European Media Enterprises Ltd., Class A*	10,621	47,635
Clear Channel Outdoor Holdings, Inc.*	5,329	12,417
comScore, Inc.*	6,151	14,209
Cumulus Media, Inc., Class A*	1,761	24,108
Daily Journal Corp.* (a)	147	41,309
Emerald Expositions Events, Inc.	3,007	29,228
Entercom Communications Corp., Class A	15,681	54,570
Entravision Communications Corp., Class A	7,805	22,166
EW Scripps Co. (The), Class A	6,895	92,634
Fluent, Inc.*	5,334	12,428
Gannett Co., Inc.	13,295	144,251
Gray Television, Inc.*	11,481	188,403
Hemisphere Media Group, Inc.*	1,888	24,374
Lee Enterprises, Inc.*	6,599	11,944
Liberty Latin America Ltd., Class A*	5,790	108,215
Liberty Latin America Ltd., Class C*	14,410	265,288
Loral Space & Communications, Inc.*	1,656	66,224
Marchex, Inc., Class B*	4,217	13,958
MDC Partners, Inc., Class A*	8,152	25,516
Meredith Corp.	5,037	189,895
MSG Networks, Inc., Class A*	7,267	117,798
National CineMedia, Inc.	8,044	67,530

138

Statement of Investments (Continued)

October 31, 2019

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Media (continued)
New Media Investment Group, Inc. (a)	7,721	$68,022
Saga Communications, Inc., Class A	531	16,020
Scholastic Corp.	3,609	138,947
TechTarget, Inc.*	2,853	69,613
TEGNA, Inc.	27,412	412,002
Tribune Publishing Co.	2,505	22,445
WideOpenWest, Inc.*	3,069	19,488

		2,420,532

Metals & Mining 1.2%
AK Steel Holding Corp.* (a)	40,646	95,924
Allegheny Technologies, Inc.*	15,824	332,462
Carpenter Technology Corp.	5,934	290,885
Century Aluminum Co.*	5,968	34,793
Cleveland-Cliffs, Inc. (a)	33,921	245,249
Coeur Mining, Inc.*	27,774	153,312
Commercial Metals Co.	14,861	287,263
Compass Minerals International, Inc.	4,316	243,768
Gold Resource Corp.	7,512	32,903
Haynes International, Inc.	1,490	51,345
Hecla Mining Co.	60,852	139,960
Kaiser Aluminum Corp.	2,032	217,587
Materion Corp.	2,562	145,624
Mayville Engineering Co., Inc.*	801	6,848
Novagold Resources, Inc.*	29,062	211,571
Olympic Steel, Inc.	1,320	19,774
Ramaco Resources, Inc.*	1,165	4,136
Ryerson Holding Corp.*	2,201	19,127
Schnitzer Steel Industries, Inc., Class A	3,203	68,352
SunCoke Energy, Inc.*	9,800	51,842
Synalloy Corp.	1,165	18,244
TimkenSteel Corp.*	4,681	26,307
Warrior Met Coal, Inc.	6,508	126,776
Worthington Industries, Inc.	4,891	180,038

		3,004,090

Mortgage Real Estate Investment Trusts (REITs) 1.3%
AG Mortgage Investment Trust, Inc.	4,065	63,577
Anworth Mortgage Asset Corp.	11,625	39,757
Apollo Commercial Real Estate Finance, Inc.	19,150	350,445
Ares Commercial Real Estate Corp.	3,294	51,057
Arlington Asset Investment Corp., Class A	4,670	26,993
ARMOUR Residential REIT, Inc.	7,575	126,730
Blackstone Mortgage Trust, Inc., Class A	15,913	577,642
Capstead Mortgage Corp.	11,460	88,586
Cherry Hill Mortgage Investment Corp.	1,908	25,796
Colony Credit Real Estate, Inc.	10,303	147,642
Dynex Capital, Inc.	3,079	49,757
Ellington Financial, Inc.	3,805	70,088
Exantas Capital Corp.	3,690	43,394
Granite Point Mortgage Trust, Inc.	6,687	124,378
Great Ajax Corp.	2,329	36,449
Invesco Mortgage Capital, Inc.	18,196	286,405
KKR Real Estate Finance Trust, Inc.	3,183	63,819
Ladder Capital Corp.	12,990	224,337
New York Mortgage Trust, Inc.	29,429	184,226
Orchid Island Capital, Inc.	8,005	44,588
PennyMac Mortgage Investment Trust	10,869	248,791
Ready Capital Corp.	3,945	62,449
Redwood Trust, Inc.	12,169	198,841

Common Stocks (continued)

	Shares	Value

Mortgage Real Estate Investment Trusts (REITs) (continued)
TPG RE Finance Trust, Inc.	6,233	$126,094
Western Asset Mortgage Capital Corp.	6,394	64,196

		3,326,037

Multiline Retail 0.1%
Big Lots, Inc.	4,833	104,731
Dillard’s, Inc., Class A (a)	1,361	93,882
JC Penney Co., Inc.* (a)	41,775	41,775

		240,388

Multi-Utilities 0.6%
Avista Corp.	8,275	397,448
Black Hills Corp.	7,691	606,282
NorthWestern Corp.	6,395	463,765
Unitil Corp.	1,782	110,965

		1,578,460

Oil, Gas & Consumable Fuels 2.1%
Abraxas Petroleum Corp.*	19,968	5,791
Altus Midstream Co.* (a)	6,265	13,783
Amplify Energy Corp.	1,279	9,273
Arch Coal, Inc., Class A	2,084	164,407
Ardmore Shipping Corp.*	4,185	33,438
Berry Petroleum Corp.	7,965	74,791
Bonanza Creek Energy, Inc.*	2,487	44,318
Brigham Minerals, Inc., Class A	2,019	38,543
California Resources Corp.* (a)	6,096	34,077
Callon Petroleum Co.* (a)	28,856	109,653
Carrizo Oil & Gas, Inc.* (a)	11,235	82,690
Chaparral Energy, Inc., Class A*	3,864	3,622
Clean Energy Fuels Corp.*	16,852	37,917
CNX Resources Corp.*	23,484	197,970
Comstock Resources, Inc.* (a)	1,879	12,852
CONSOL Energy, Inc.*	3,562	47,125
Contura Energy, Inc.*	2,387	54,758
CVR Energy, Inc.	3,745	177,588
Delek US Holdings, Inc.	9,504	379,685
Denbury Resources, Inc.*	56,404	56,297
DHT Holdings, Inc.	11,316	87,473
Diamond S Shipping, Inc.* (a)	2,754	40,208
Dorian LPG Ltd.*	3,494	43,500
Earthstone Energy, Inc., Class A*	2,298	8,916
Energy Fuels, Inc.* (a)	11,468	23,051
Evolution Petroleum Corp.	3,703	20,811
Extraction Oil & Gas, Inc.* (a)	10,660	18,122
Falcon Minerals Corp. (a)	4,678	28,816
GasLog Ltd.	4,996	68,495
Golar LNG Ltd.	11,971	164,841
Goodrich Petroleum Corp.*	1,170	11,267
Green Plains, Inc.	4,419	54,486
Gulfport Energy Corp.*	20,352	56,680
Hallador Energy Co.	2,665	8,968
HighPoint Resources Corp.*	14,204	15,056
International Seaways, Inc.*	3,167	79,618
Jagged Peak Energy, Inc.* (a)	8,359	59,265
Laredo Petroleum, Inc.*	22,738	53,662
Magnolia Oil & Gas Corp., Class A* (a)	12,618	123,909
Matador Resources Co.*	14,003	194,782
Montage Resources Corp.*	2,673	12,082
NACCO Industries, Inc., Class A	495	24,997

139

Statement of Investments (Continued)

October 31, 2019

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
NextDecade Corp.*	1,089	$6,447
Nordic American Tankers Ltd.	18,120	64,870
Northern Oil and Gas, Inc.*	35,112	68,819
Oasis Petroleum, Inc.*	40,277	105,123
Overseas Shipholding Group, Inc., Class A*	8,148	13,281
Panhandle Oil and Gas, Inc., Class A	1,926	27,330
Par Pacific Holdings, Inc.*	4,313	97,689
PDC Energy, Inc.*	7,925	158,104
Peabody Energy Corp.	8,671	91,306
Penn Virginia Corp.*	1,707	40,627
Petrocorp, Inc.*^¥	1,500	0
PrimeEnergy Resources Corp.*	62	9,822
QEP Resources, Inc.	30,144	100,379
Renewable Energy Group, Inc.*	4,546	74,282
REX American Resources Corp.*	677	54,783
Ring Energy, Inc.*	7,560	12,550
Roan Resources, Inc.*	4,468	6,702
Rosehill Resources, Inc.*	1,364	2,101
SandRidge Energy, Inc.*	3,665	16,053
Scorpio Tankers, Inc.	5,433	172,824
SemGroup Corp., Class A	10,166	163,673
Ship Finance International Ltd.	10,403	150,531
SilverBow Resources, Inc.*	1,026	8,105
SM Energy Co.	14,112	110,638
Southwestern Energy Co.* (a)	68,775	140,989
SRC Energy, Inc.*	30,657	95,650
Talos Energy, Inc.*	2,456	52,878
Teekay Corp.	9,268	47,359
Teekay Tankers Ltd., Class A*	24,677	50,341
Tellurian, Inc.* (a)	11,888	94,747
Unit Corp.*	6,850	13,974
Uranium Energy Corp.* (a)	20,823	19,721
W&T Offshore, Inc.*	11,415	46,002
Whiting Petroleum Corp.* (a)	11,482	72,796
World Fuel Services Corp.	8,178	341,595

		5,309,674

Paper & Forest Products 0.5%
Boise Cascade Co.	4,954	177,205
Clearwater Paper Corp.*	1,926	35,708
Louisiana-Pacific Corp.	15,702	458,969
Neenah, Inc.	2,116	136,482
PH Glatfelter Co.	5,642	101,556
Schweitzer-Mauduit International, Inc.	3,930	159,126
Verso Corp., Class A*	4,520	66,173

		1,135,219

Personal Products 0.3%
Edgewell Personal Care Co.*	6,831	239,085
elf Beauty, Inc.*	3,292	55,305
Inter Parfums, Inc.	2,218	171,740
Lifevantage Corp.*	1,714	23,242
Medifast, Inc. (a)	1,440	159,753
Nature’s Sunshine Products, Inc.*	1,431	13,509
Revlon, Inc., Class A* (a)	882	23,188
USANA Health Sciences, Inc.*	1,626	120,503
Youngevity International, Inc.* (a)	985	4,600

		810,925

Common Stocks (continued)

	Shares	Value

Pharmaceuticals 1.7%
AcelRx Pharmaceuticals, Inc.* (a)	9,771	$19,542
Acer Therapeutics, Inc.*	1,188	3,718
Aclaris Therapeutics, Inc.*	4,055	7,096
Aerie Pharmaceuticals, Inc.* (a)	5,324	118,139
Akorn, Inc.*	11,412	56,946
Amneal Pharmaceuticals, Inc.*	11,796	36,332
Amphastar Pharmaceuticals, Inc.*	4,524	87,381
ANI Pharmaceuticals, Inc.*	1,147	89,592
Arvinas, Inc.*	2,209	45,638
Assertio Therapeutics, Inc.*	8,093	6,394
Axsome Therapeutics, Inc.* (a)	3,062	73,733
BioDelivery Sciences International, Inc.*	10,145	58,638
Cara Therapeutics, Inc.* (a)	5,012	104,049
cbdMD, Inc.* (a)	1,153	4,058
Cerecor, Inc.*	2,633	9,057
Chiasma, Inc.*	3,240	16,978
Collegium Pharmaceutical, Inc.*	4,047	48,564
Corcept Therapeutics, Inc.*	12,003	175,124
CorMedix, Inc.* (a)	2,936	16,383
Cymabay Therapeutics, Inc.*	8,670	38,928
Dermira, Inc.*	5,861	39,210
Dova Pharmaceuticals, Inc.*	1,072	30,563
Eloxx Pharmaceuticals, Inc.*	3,052	18,587
Endo International plc*	28,874	132,532
Evofem Biosciences, Inc.*	1,713	8,719
Evolus, Inc.* (a)	1,900	30,305
EyePoint Pharmaceuticals, Inc.*	7,587	17,147
Innoviva, Inc.*	8,068	93,750
Intersect ENT, Inc.*	3,882	69,177
Intra-Cellular Therapies, Inc.*	5,783	53,493
Kala Pharmaceuticals, Inc.* (a)	2,866	10,404
Kaleido Biosciences, Inc.* (a)	614	3,598
Lannett Co., Inc.*	3,697	43,957
Liquidia Technologies, Inc.*	1,673	7,328
Mallinckrodt plc* (a)	10,692	33,787
Marinus Pharmaceuticals, Inc.*	6,396	7,483
Menlo Therapeutics, Inc.*	1,826	9,258
MyoKardia, Inc.*	5,598	320,933
NGM Biopharmaceuticals, Inc.*	830	10,765
Ocular Therapeutix, Inc.* (a)	5,012	16,239
Odonate Therapeutics, Inc.*	1,547	49,133
Omeros Corp.* (a)	6,023	95,404
Optinose, Inc.* (a)	3,119	24,391
Osmotica Pharmaceuticals plc*	1,435	6,357
Pacira BioSciences, Inc.*	5,110	206,904
Paratek Pharmaceuticals, Inc.* (a)	4,557	14,058
Phibro Animal Health Corp., Class A	2,647	63,422
Prestige Consumer Healthcare, Inc.*	6,352	225,242
Reata Pharmaceuticals, Inc., Class A* (a)	2,534	522,207
resTORbio, Inc.*	1,919	13,913
Revance Therapeutics, Inc.*	5,539	86,741
SIGA Technologies, Inc.*	7,300	40,515
Strongbridge Biopharma plc*	4,463	9,462
Supernus Pharmaceuticals, Inc.*	6,218	172,798
TherapeuticsMD, Inc.* (a)	24,811	65,997
Theravance Biopharma, Inc.*	5,590	90,111
Tricida, Inc.*	2,750	102,877
Verrica Pharmaceuticals, Inc.*	1,636	22,119
WaVe Life Sciences Ltd.* (a)	2,837	71,748
Xeris Pharmaceuticals, Inc.*	3,348	27,387
Zogenix, Inc.*	5,378	240,128

140

Statement of Investments (Continued)

October 31, 2019

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Pharmaceuticals (continued)
Zynerba Pharmaceuticals, Inc.* (a)	2,615	$20,292

		4,144,731

Professional Services 1.6%
Acacia Research Corp.*	7,127	18,102
ASGN, Inc.*	6,444	409,774
Barrett Business Services, Inc.	933	81,852
BG Staffing, Inc.	1,247	23,855
CBIZ, Inc.*	6,542	179,054
CRA International, Inc.	960	47,280
Exponent, Inc.	6,493	412,500
Forrester Research, Inc.	1,365	47,065
Franklin Covey Co.*	1,183	45,191
FTI Consulting, Inc.*	4,689	510,491
GP Strategies Corp.*	1,471	16,328
Heidrick & Struggles International, Inc.	2,300	65,458
Huron Consulting Group, Inc.*	2,824	186,779
ICF International, Inc.	2,298	196,916
InnerWorkings, Inc.*	5,336	25,880
Insperity, Inc.	4,882	515,686
Kelly Services, Inc., Class A	4,167	100,050
Kforce, Inc.	2,722	111,357
Korn Ferry	7,120	261,233
Mistras Group, Inc.*	2,496	38,688
Resources Connection, Inc.	3,938	57,692
TriNet Group, Inc.*	5,631	298,387
TrueBlue, Inc.*	4,921	112,691
Upwork, Inc.*	6,903	103,821
Willdan Group, Inc.*	1,187	35,966

		3,902,096

Real Estate Management & Development 0.7%
Altisource Portfolio Solutions SA*	787	14,009
American Realty Investors, Inc.*	418	6,667
Consolidated-Tomoka Land Co.	623	39,853
Cushman & Wakefield plc*	12,905	240,678
eXp World Holdings, Inc.* (a)	2,005	17,985
Forestar Group, Inc.*	1,510	28,358
FRP Holdings, Inc.*	842	43,599
Griffin Industrial Realty, Inc.	160	6,301
Kennedy-Wilson Holdings, Inc.	15,644	359,969
Marcus & Millichap, Inc.*	2,902	103,660
Maui Land & Pineapple Co., Inc.*	1,093	11,247
Newmark Group, Inc., Class A	18,389	195,291
Rafael Holdings, Inc., Class B*	1,312	22,789
RE/MAX Holdings, Inc., Class A	2,346	78,474
Realogy Holdings Corp. (a)	14,374	113,267
Redfin Corp.* (a)	11,142	193,759
RMR Group, Inc. (The), Class A	1,876	90,798
St Joe Co. (The)*	4,168	77,316
Stratus Properties, Inc.*	866	23,884
Tejon Ranch Co.*	2,737	44,011
Transcontinental Realty Investors, Inc.*	88	2,776

		1,714,691

Road & Rail 0.5%
ArcBest Corp.	3,136	90,599
Avis Budget Group, Inc.*	7,473	222,023
Covenant Transportation Group, Inc., Class A*	1,654	25,422

Common Stocks (continued)

	Shares	Value

Road & Rail (continued)
Daseke, Inc.*	5,855	$15,750
Heartland Express, Inc.	5,691	118,942
Hertz Global Holdings, Inc.*	12,798	172,901
Marten Transport Ltd.	4,814	104,271
PAM Transportation Services, Inc.*	240	13,752
Roadrunner Transportation Systems, Inc.*	546	6,137
Saia, Inc.*	3,276	292,219
Universal Logistics Holdings, Inc.	999	18,836
US Xpress Enterprises, Inc., Class A*	2,536	13,162
Werner Enterprises, Inc.	5,732	209,218
YRC Worldwide, Inc.*	4,647	15,568

		1,318,800

Semiconductors & Semiconductor Equipment 2.7%
Adesto Technologies Corp.* (a)	3,593	32,912
Advanced Energy Industries, Inc.*	4,807	284,094
Alpha & Omega Semiconductor Ltd.*	2,868	37,456
Ambarella, Inc.*	3,973	209,099
Amkor Technology, Inc.*	12,522	155,649
Axcelis Technologies, Inc.*	3,953	75,779
AXT, Inc.*	5,277	16,464
Brooks Automation, Inc.	8,938	379,597
Cabot Microelectronics Corp.	3,645	550,832
CEVA, Inc.*	2,627	71,507
Cirrus Logic, Inc.*	7,328	498,011
Cohu, Inc.	5,170	85,925
Diodes, Inc.*	5,158	240,621
DSP Group, Inc.*	2,566	38,259
Enphase Energy, Inc.* (a)	11,565	224,708
FormFactor, Inc.*	9,430	205,857
GSI Technology, Inc.*	1,836	14,358
Ichor Holdings Ltd.*	2,693	78,393
Impinj, Inc.* (a)	1,796	59,079
Inphi Corp.*	5,654	406,410
Lattice Semiconductor Corp.*	15,699	307,543
MACOM Technology Solutions Holdings, Inc.*	5,616	127,708
MaxLinear, Inc.*	8,196	155,396
NeoPhotonics Corp.*	5,474	36,019
NVE Corp.	581	36,167
Onto Innovation, Inc.*	6,035	194,313
PDF Solutions, Inc.*	3,564	57,594
Photronics, Inc.*	7,954	93,857
Power Integrations, Inc.	3,585	326,629
Rambus, Inc.*	13,860	191,892
Semtech Corp.*	8,295	418,566
Silicon Laboratories, Inc.*	5,411	574,865
SMART Global Holdings, Inc.*	1,700	50,490
SunPower Corp.* (a)	8,024	70,290
Synaptics, Inc.*	4,291	180,694
Ultra Clean Holdings, Inc.*	5,111	109,222
Veeco Instruments, Inc.*	6,233	85,018
Xperi Corp.	6,201	125,911

		6,807,184

Software 4.6%
8x8, Inc.*	11,786	227,706
A10 Networks, Inc.*	6,971	51,795
ACI Worldwide, Inc.*	14,519	455,751
Agilysys, Inc.*	2,589	65,217

141

Statement of Investments (Continued)

October 31, 2019

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Software (continued)
Alarm.com Holdings, Inc.*	4,630	$228,722
Altair Engineering, Inc., Class A*	4,843	178,561
American Software, Inc., Class A	3,532	57,254
Appfolio, Inc., Class A*	1,932	187,848
Appian Corp.* (a)	3,927	175,301
Avaya Holdings Corp.*	13,968	168,873
Benefitfocus, Inc.*	3,737	84,961
Blackbaud, Inc.	6,163	517,384
Blackline, Inc.*	5,391	251,975
Bottomline Technologies DE, Inc.*	5,404	221,294
Box, Inc., Class A*	18,067	305,694
ChannelAdvisor Corp.*	3,085	29,030
Cision Ltd.*	11,498	115,785
Cloudera, Inc.* (a)	29,763	252,390
CommVault Systems, Inc.*	5,105	253,565
Cornerstone OnDemand, Inc.*	7,167	419,771
Digimarc Corp.* (a)	1,495	53,222
Digital Turbine, Inc.*	9,676	67,635
Domo, Inc., Class B*	2,237	35,971
Ebix, Inc. (a)	2,954	125,929
eGain Corp.*	2,526	19,008
Envestnet, Inc.*	6,017	376,002
Everbridge, Inc.* (a)	4,106	285,408
Five9, Inc.*	7,536	418,323
ForeScout Technologies, Inc.*	5,115	157,337
GTY Technology Holdings, Inc.*	4,860	25,321
Ideanomics, Inc.* (a)	6,324	7,273
Instructure, Inc.* (a)	4,240	198,135
Intelligent Systems Corp.* (a)	847	38,259
j2 Global, Inc.	5,872	557,605
LivePerson, Inc.*	7,659	314,402
Majesco*	1,277	10,995
MicroStrategy, Inc., Class A*	1,057	161,985
Mitek Systems, Inc.*	4,120	39,717
MobileIron, Inc.*	11,992	75,070
Model N, Inc.*	4,047	120,560
OneSpan, Inc.*	4,214	78,844
Phunware, Inc.* (a)	3,477	5,737
Progress Software Corp.	5,642	225,003
PROS Holdings, Inc.*	4,145	212,390
Q2 Holdings, Inc.*	5,437	388,691
QAD, Inc., Class A	1,402	65,165
Qualys, Inc.*	4,286	365,724
Rapid7, Inc.*	6,060	303,545
Rimini Street, Inc.*	2,428	9,494
SailPoint Technologies Holding, Inc.*	10,812	209,320
SecureWorks Corp., Class A*	1,143	13,899
SharpSpring, Inc.*	1,058	10,781
ShotSpotter, Inc.*	1,020	20,604
SPS Commerce, Inc.*	4,405	232,452
SVMK, Inc.*	10,562	194,341
Synchronoss Technologies, Inc.* (a)	4,791	28,746
Telaria, Inc.*	5,606	42,438
Telenav, Inc.*	3,855	18,157
Tenable Holdings, Inc.*	4,666	117,583
TiVo Corp.	15,520	126,333
Upland Software, Inc.*	2,823	105,806
Varonis Systems, Inc.*	3,739	267,526
Verint Systems, Inc.*	8,239	373,968
VirnetX Holding Corp.* (a)	7,933	46,408
Workiva, Inc.*	4,626	192,765

Common Stocks (continued)

	Shares	Value

Software (continued)
Yext, Inc.*	11,718	$192,878
Zix Corp.*	6,986	46,178
Zuora, Inc., Class A*	10,744	153,102

		11,384,912

Specialty Retail 2.6%
Aaron’s, Inc.	8,534	639,453
Abercrombie & Fitch Co., Class A	8,448	136,773
American Eagle Outfitters, Inc.	20,380	313,444
America’s Car-Mart, Inc.*	783	71,245
Asbury Automotive Group, Inc.*	2,454	253,081
Ascena Retail Group, Inc.*	17,106	6,025
At Home Group, Inc.* (a)	6,242	53,182
Barnes & Noble Education, Inc.*	4,950	20,344
Bed Bath & Beyond, Inc. (a)	15,287	209,432
Boot Barn Holdings, Inc.*	3,594	125,970
Buckle, Inc. (The) (a)	3,538	74,015
Caleres, Inc.	5,158	111,000
Camping World Holdings, Inc., Class A (a)	3,985	37,658
Cato Corp. (The), Class A	2,809	49,129
Chico’s FAS, Inc.	15,243	52,436
Children’s Place, Inc. (The) (a)	1,935	158,496
Citi Trends, Inc.	1,522	27,168
Conn’s, Inc.* (a)	2,402	58,104
Container Store Group, Inc. (The)*	1,909	8,056
Designer Brands, Inc., Class A	8,171	134,821
Express, Inc.*	7,889	25,403
GameStop Corp., Class A (a)	11,722	63,768
Genesco, Inc.*	2,019	78,438
GNC Holdings, Inc., Class A* (a)	11,765	31,060
Group 1 Automotive, Inc.	2,213	220,061
Guess?, Inc.	6,185	103,599
Haverty Furniture Cos., Inc.	2,179	39,527
Hibbett Sports, Inc.* (a)	2,239	53,423
Hudson Ltd., Class A*	4,859	60,349
J. Jill, Inc. (a)	2,280	3,944
Lithia Motors, Inc., Class A	2,786	438,739
Lumber Liquidators Holdings, Inc.*	3,384	31,234
MarineMax, Inc.*	2,687	41,514
Michaels Cos., Inc. (The)*	10,673	93,175
Monro, Inc.	4,099	287,381
Murphy USA, Inc.*	3,827	451,318
National Vision Holdings, Inc.*	9,731	231,598
Office Depot, Inc.	69,753	143,691
Party City Holdco, Inc.* (a)	6,960	39,115
Rent-A-Center, Inc.	6,126	158,480
Restoration Hardware Holdings, Inc.* (a)	2,085	378,844
RTW RetailWinds, Inc.*	4,112	6,086
Sally Beauty Holdings, Inc.*	15,252	236,406
Shoe Carnival, Inc.	1,244	41,288
Signet Jewelers Ltd. (a)	6,675	107,067
Sleep Number Corp.*	3,636	174,964
Sonic Automotive, Inc., Class A	3,172	102,234
Sportsman’s Warehouse Holdings, Inc.*	5,196	35,385
Tailored Brands, Inc. (a)	6,505	30,183
Tile Shop Holdings, Inc.	5,473	9,195
Tilly’s, Inc., Class A	3,099	31,796
Winmark Corp.	311	55,980
Zumiez, Inc.*	2,499	79,743

		6,424,820

142

Statement of Investments (Continued)

October 31, 2019

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Technology Hardware, Storage & Peripherals 0.2%
3D Systems Corp.* (a)	14,315	$135,849
AstroNova, Inc.	827	13,116
Avid Technology, Inc.*	3,378	22,818
Diebold Nixdorf, Inc.*	9,394	65,758
Immersion Corp.*	3,895	32,017
Sonim Technologies, Inc.*	425	1,016
Stratasys Ltd.*	6,482	134,048

		404,622

Textiles, Apparel & Luxury Goods 1.0%
Centric Brands, Inc.* (a)	1,936	4,840
Crocs, Inc.*	7,910	276,771
Culp, Inc.	1,326	20,513
Deckers Outdoor Corp.*	3,686	563,590
Delta Apparel, Inc.*	739	18,438
Fossil Group, Inc.*	6,034	65,650
G-III Apparel Group Ltd.*	5,708	143,328
Kontoor Brands, Inc.	5,579	212,002
Movado Group, Inc.	1,928	50,224
Oxford Industries, Inc.	2,116	145,708
Rocky Brands, Inc.	807	22,443
Steven Madden Ltd.	10,612	437,002
Superior Group of Cos., Inc.	1,226	17,740
Unifi, Inc.*	1,863	50,860
Vera Bradley, Inc.*	2,432	26,168
Vince Holding Corp.*	377	7,962
Wolverine World Wide, Inc.	10,610	314,905

		2,378,144

Thrifts & Mortgage Finance 2.2%
Axos Financial, Inc.*	7,303	212,152
Bridgewater Bancshares, Inc.*	3,324	41,849
Capitol Federal Financial, Inc.	16,658	237,710
Columbia Financial, Inc.*	6,623	109,213
Dime Community Bancshares, Inc.	3,847	74,209
Entegra Financial Corp.*	668	20,107
ESSA Bancorp, Inc.	1,299	21,239
Essent Group Ltd.	12,132	631,956
Federal Agricultural Mortgage Corp., Class C	1,109	93,921
First Defiance Financial Corp.	2,438	75,383
Flagstar Bancorp, Inc.	3,649	132,605
FS Bancorp, Inc.	535	30,629
Greene County Bancorp, Inc.	538	14,967
Hingham Institution for Savings	169	32,108
Home Bancorp, Inc.	1,041	39,724
HomeStreet, Inc.*	2,488	74,665
Kearny Financial Corp.	10,789	151,370
Luther Burbank Corp.	2,589	29,955
Merchants Bancorp	1,163	18,992
Meridian Bancorp, Inc.	6,114	119,590
Meta Financial Group, Inc.	4,451	140,919
MMA Capital Holdings, Inc.*	584	18,589
Mr. Cooper Group, Inc.*	9,823	125,734
NMI Holdings, Inc., Class A*	8,216	240,318
Northfield Bancorp, Inc.	5,331	90,680
Northwest Bancshares, Inc.	12,855	216,864
OceanFirst Financial Corp.	6,357	152,123
Ocwen Financial Corp.*	16,851	28,478
OP Bancorp	1,643	16,101

Common Stocks (continued)

	Shares	Value

Thrifts & Mortgage Finance (continued)
Oritani Financial Corp.	5,107	$95,297
PCSB Financial Corp.	2,011	40,743
PDL Community Bancorp*	1,199	16,822
PennyMac Financial Services, Inc.*	3,012	93,764
Pioneer Bancorp, Inc.*	1,383	18,670
Provident Bancorp, Inc.*	1,325	15,105
Provident Financial Holdings, Inc.	656	13,159
Provident Financial Services, Inc.	7,784	194,211
Prudential Bancorp, Inc.	1,148	20,033
Radian Group, Inc.	25,823	648,157
Riverview Bancorp, Inc.	3,073	22,095
Southern Missouri Bancorp, Inc.	959	34,917
Sterling Bancorp, Inc.	2,193	21,250
Territorial Bancorp, Inc.	1,115	32,959
Timberland Bancorp, Inc.	928	24,592
TrustCo Bank Corp.	11,479	99,179
United Community Financial Corp.	5,844	66,563
United Financial Bancorp, Inc.	460	6,495
Walker & Dunlop, Inc.	3,514	221,347
Washington Federal, Inc.	9,981	363,907
Waterstone Financial, Inc.	3,043	56,691
Western New England Bancorp, Inc.	2,933	28,039
WSFS Financial Corp.	6,629	279,545

		5,605,690

Tobacco 0.2%
22nd Century Group, Inc.* (a)	13,989	26,439
Pyxus International, Inc.* (a)	1,216	13,887
Turning Point Brands, Inc.	1,071	22,352
Universal Corp.	3,117	170,811
Vector Group Ltd.	13,995	170,739

		404,228

Trading Companies & Distributors 1.4%
Aircastle Ltd.	6,755	183,871
Applied Industrial Technologies, Inc.	4,830	289,027
Beacon Roofing Supply, Inc.*	8,559	265,671
BlueLinx Holdings, Inc.*	1,009	31,541
BMC Stock Holdings, Inc.*	8,305	224,152
CAI International, Inc.*	2,109	50,131
DXP Enterprises, Inc.*	2,114	72,975
EVI Industries, Inc.	556	19,121
Foundation Building Materials, Inc.*	1,832	34,057
GATX Corp.	4,496	357,657
General Finance Corp.*	1,359	13,291
GMS, Inc.*	4,004	119,960
H&E Equipment Services, Inc.	4,091	138,848
Herc Holdings, Inc.*	3,064	135,613
Kaman Corp.	3,486	204,524
Lawson Products, Inc.*	539	24,767
MRC Global, Inc.*	10,062	114,304
NOW, Inc.*	13,661	143,987
Rush Enterprises, Inc., Class A	3,452	150,818
Rush Enterprises, Inc., Class B	623	26,739
SiteOne Landscape Supply, Inc.*	5,152	453,685
Systemax, Inc.	1,581	34,213
Textainer Group Holdings Ltd.*	3,794	39,268
Titan Machinery, Inc.*	2,323	38,562
Transcat, Inc.*	776	24,320
Triton International Ltd.	6,996	256,753

143

Statement of Investments (Continued)

October 31, 2019

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Trading Companies & Distributors (continued)
Veritiv Corp.*	1,629	$22,220
Willis Lease Finance Corp.*	380	20,714

		3,490,789

Water Utilities 0.6%
American States Water Co.	4,613	438,835
AquaVenture Holdings Ltd.*	1,490	29,234
Artesian Resources Corp., Class A	916	33,983
Cadiz, Inc.* (a)	1,744	20,649
California Water Service Group	6,062	339,290
Consolidated Water Co. Ltd.	1,797	31,519
Global Water Resources, Inc.	1,383	16,942
Middlesex Water Co.	2,040	137,190
Pure Cycle Corp.*	2,316	25,893
SJW Group	3,319	240,130
York Water Co. (The)	1,635	72,005

		1,385,670

Wireless Telecommunication Services 0.1%
Boingo Wireless, Inc.*	5,480	51,895
Gogo, Inc.* (a)	6,356	39,089
Shenandoah Telecommunications Co.	6,049	194,536
Spok Holdings, Inc.	2,204	26,228

		311,748

Total Common Stocks (cost $249,896,198)		247,908,819

Rights 0.0%†

	Number of Rights

Biotechnology 0.0%†
Oncternal Therapeutics, Inc., CVR*¥	95	195

Chemicals 0.0%†
A. Schulman, Inc., CVR*¥	5,162	2,235

Pharmaceuticals 0.0%†
Corium International, Inc., CVR*^¥	5,244	0

Total Rights (cost $—)		2,430

Short-Term Investment 0.5%

	Shares

Money Market Fund 0.5%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 1.76% (b)(c)	1,305,384	1,305,384

Total Short-Term Investment (cost $1,305,384)		1,305,384

Repurchase Agreements 5.4%

	Principal Amount	Value

BNP Paribas Securities Corp., 1.70%, dated 10/31/2019, due 11/1/2019, repurchase price $9,032,072, collateralized by U.S. Treasury Note, 2.50%, maturing 2/28/2021; total market value $9,246,726. (c)(d)	$9,031,645	$9,031,645
Royal Bank of Canada, 1.68%, dated 10/31/2019, due 11/1/2019, repurchase price $4,458,504, collateralized by U.S. Treasury Note, 3.00%, maturing 9/30/2025; total market value $4,563,982. (c)(d)	4,458,296	4,458,296

Total Repurchase Agreements (cost $13,489,941)		13,489,941

Total Investments (cost $264,691,523) — 105.5%		262,706,574

Liabilities in excess of other assets — (5.5)%		(13,587,241)

NET ASSETS — 100.0%		$249,119,333

*	Denotes a non-income producing security.

^	Value determined using significant unobservable inputs.

¥	Fair valued security.

†	Amount rounds to less than 0.1%.

(a)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $14,169,472, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $1,305,384 and $13,489,941, respectively, and by $57,859 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 3.63%, and maturity dates ranging from 11/14/2019 - 5/15/2048; a total value of $14,853,184.

(b)	Represents 7-day effective yield as of October 31, 2019.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2019 was $14,795,325.

(d)	Please refer to Note 2(g) for additional information on the joint repurchase agreement.

CVR	Contingent Value Rights

REIT	Real Estate Investment Trust

144

Statement of Investments (Continued)

October 31, 2019

Nationwide Small Cap Index Fund (Continued)

Futures contracts outstanding as of October 31, 2019 :

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
Russell 2000 E-Mini Index	20	12/2019	USD	1,563,400	41,908

					41,908

At October 31, 2019, the Fund had $52,600 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

145

Statement of Assets and Liabilities

October 31, 2019

Nationwide Small Cap Index Fund
Assets:
Investment securities, at value* (cost $251,201,582)	$249,216,633
Repurchase agreements, at value (cost $13,489,941)	13,489,941
Cash	1,167,414
Deposits with broker for futures contracts	52,600
Interest and dividends receivable	93,698
Securities lending income receivable	33,951
Receivable for investments sold	339,844
Receivable for capital shares issued	102,981
Reimbursement from investment adviser (Note 3)	2,957
Prepaid expenses	23,043

Total Assets	264,523,062

Liabilities:
Payable for capital shares redeemed	232,165
Payable for variation margin on futures contracts	8,574
Payable upon return of securities loaned (Note 2)	14,795,325
Accrued expenses and other payables:
Investment advisory fees	35,379
Fund administration fees	19,782
Distribution fees	42,625
Administrative servicing fees	49,533
Accounting and transfer agent fees	7,426
Trustee fees	1,057
Custodian fees	1,479
Compliance program costs (Note 3)	335
Professional fees	32,024
Printing fees	12,134
Other	165,891

Total Liabilities	15,403,729

Net Assets	$249,119,333

Represented by:
Capital	$238,850,800
Total distributable earnings (loss)	10,268,533

Net Assets	$249,119,333

Net Assets:
Class A Shares	$153,309,530
Class C Shares	5,532,118
Class R Shares	14,663,822
Class R6 Shares	69,934,671
Institutional Service Class Shares	5,679,192

Total	$249,119,333

146

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide Small Cap Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	15,700,831
Class C Shares	615,172
Class R Shares	1,529,628
Class R6 Shares	6,956,551
Institutional Service Class Shares	565,531

Total	25,367,713

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.76
Class C Shares (b)	$8.99
Class R Shares	$9.59
Class R6 Shares	$10.05
Institutional Service Class Shares	$10.04
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.36

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $14,169,472 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

147

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Small Cap Index Fund
INVESTMENT INCOME:
Dividend income	$4,241,889
Income from securities lending (Note 2)	307,866
Interest income	185,511
Foreign tax withholding	(1,123)

Total Income	4,734,143

EXPENSES:
Investment advisory fees	589,006
Fund administration fees	154,851
Distribution fees Class A	476,941
Distribution fees Class C	63,000
Distribution fees Class R	67,693
Administrative servicing fees Class A	324,318
Administrative servicing fees Class C	5,728
Administrative servicing fees Class R	30,397
Administrative servicing fees Institutional Service Class	18,733
Registration and filing fees	66,907
Professional fees	49,568
Printing fees	14,078
Trustee fees	11,494
Custodian fees	16,312
Accounting and transfer agent fees	25,998
Compliance program costs (Note 3)	1,264
Other	89,920

Total expenses before fees waived and expenses reimbursed	2,006,208

Investment advisory fees waived (Note 3)	(61,995)
Expenses reimbursed by adviser (Note 3)	(86,492)

Net Expenses	1,857,721

NET INVESTMENT INCOME	2,876,422

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	15,982,634
Redemptions in-kind by affiliated issuers (Note 3)	40,922,713
Expiration or closing of futures contracts (Note 2)	(1,527,299)

Net realized gains	55,378,048

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(46,875,990)
Futures contracts (Note 2)	2,054,395

Net change in unrealized appreciation/depreciation	(44,821,595)

Net realized/unrealized gains	10,556,453

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$13,432,875

The accompanying notes are an integral part of these financial statements.

148

Statements of Changes in Net Assets

	Nationwide Small Cap Index Fund

	Year Ended October 31, 2019		Year Ended October 31, 2018
Operations:
Net investment income	$2,876,422		$4,819,343
Net realized gains	55,378,048		105,525,541
Net change in unrealized appreciation/depreciation	(44,821,595)		(105,376,081)

Change in net assets resulting from operations	13,432,875		4,968,803

Distributions to Shareholders From:
Distributable earnings:
Class A	(62,000,822)		(28,976,981)
Class C	(2,086,144)		(1,568,834)
Class R	(3,633,425)		(1,236,594)
Class R6	(31,075,643)		(62,596,996)
Institutional Service Class	(2,062,207)		(61,847)

Change in net assets from shareholder distributions	(100,858,241)		(94,441,252)

Change in net assets from capital transactions	(95,734,609)		(62,662,594)

Change in net assets	(183,159,975)		(152,135,043)

Net Assets:
Beginning of year	432,279,308		584,414,351

End of year	$249,119,333		$432,279,308

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$38,718,786		$113,964,245
Proceeds from shares issued in class conversion (Note 1)	35,655		–
Dividends reinvested	60,505,350		28,090,123
Cost of shares redeemed	(106,885,799)		(50,620,595)

Total Class A Shares	(7,626,008)		91,433,773

Class C Shares
Proceeds from shares issued	876,001		1,732,131
Dividends reinvested	2,035,786		1,547,034
Cost of shares redeemed in class conversion (Note 1)	(35,655)		–
Cost of shares redeemed	(2,655,888)		(4,398,357)

Total Class C Shares	220,244		(1,119,192)

Class R Shares
Proceeds from shares issued	8,395,811		9,339,722
Dividends reinvested	3,212,708		948,690
Cost of shares redeemed	(5,457,695)		(4,759,089)

Total Class R Shares	6,150,824		5,529,323

Class R6 Shares
Proceeds from shares issued	17,203,231		15,968,620
Dividends reinvested	31,075,643		62,596,744
Cost of shares redeemed	(143,393,317	)(a)	(244,428,631)

Total Class R6 Shares	(95,114,443)		(165,863,267)

149

Statements of Changes in Net Assets (Continued)

	Nationwide Small Cap Index Fund

	Year Ended October 31, 2019		Year Ended October 31, 2018
Institutional Service Class Shares
Proceeds from shares issued	$4,970,889		$10,883,942
Dividends reinvested	2,043,446		61,847
Cost of shares redeemed	(6,379,561)		(3,589,020)

Total Institutional Service Class Shares	634,774		7,356,769

Change in net assets from capital transactions	$(95,734,609)		$(62,662,594)

SHARE TRANSACTIONS:
Class A Shares
Issued	3,798,415		7,494,313
Issued in class conversion (Note 1)	3,838		–
Reinvested	7,054,521		2,021,974
Redeemed	(11,163,227)		(3,451,641)

Total Class A Shares	(306,453)		6,064,646

Class C Shares
Issued	100,714		123,841
Reinvested	256,991		117,467
Redeemed in class conversion (Note 1)	(4,165)		–
Redeemed	(301,666)		(319,809)

Total Class C Shares	51,874		(78,501)

Class R Shares
Issued	850,756		645,430
Reinvested	380,765		69,089
Redeemed	(565,022)		(328,234)

Total Class R Shares	666,499		386,285

Class R6 Shares
Issued	1,719,873		1,067,142
Reinvested	3,518,070		4,417,950
Redeemed	(11,906,610	)(a)	(17,377,269)

Total Class R6 Shares	(6,668,667)		(11,892,177)

Institutional Service Class Shares
Issued	501,756		714,989
Reinvested	231,642		4,294
Redeemed	(675,611)		(231,101)

Total Institutional Service Class Shares	57,787		488,182

Total change in shares	(6,198,960)		(5,031,565)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Amount includes in-kind redemptions. (See Note 3)

The accompanying notes are an integral part of these financial statements.

150

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Cap Index Fund

		Operations				Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments		Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$13.58	0.08	(0.03	) (g)	0.05	(0.11)	(3.76)	(3.87)	$9.76	4.35%		$153,309,530	0.70%	0.82%	0.75%	17.17%	(h)
Year Ended October 31, 2018	$15.79	0.11	0.14		0.25	(0.12)	(2.34)	(2.46)	$13.58	1.30%		$217,456,536	0.70%	0.72%	0.72%	26.86%
Year Ended October 31, 2017	$13.30	0.11	3.39		3.50	(0.13)	(0.88)	(1.01)	$15.79	27.12%		$157,040,938	0.66%	0.75%	0.69%	14.65%
Year Ended October 31, 2016	$14.42	0.14	0.31		0.45	(0.12)	(1.45)	(1.57)	$13.30	3.72%		$126,320,711	0.67%	1.06%	0.68%	15.86%
Year Ended October 31, 2015	$15.67	0.13	(0.17)		(0.04)	(0.15)	(1.06)	(1.21)	$14.42	(0.09%	)	$129,815,756	0.67%	0.88%	0.67%	14.31%

Class C Shares
Year Ended October 31, 2019	$12.86	0.01	(0.06	) (g)	(0.05)	(0.06)	(3.76)	(3.82)	$8.99	3.60%		$5,532,118	1.37%	0.15%	1.42%	17.17%	(h)
Year Ended October 31, 2018	$15.10	0.01	0.15		0.16	(0.06)	(2.34)	(2.40)	$12.86	0.68%		$7,241,746	1.38%	0.06%	1.41%	26.86%
Year Ended October 31, 2017	$12.80	0.01	3.25		3.26	(0.08)	(0.88)	(0.96)	$15.10	26.23%		$9,693,505	1.36%	0.04%	1.39%	14.65%
Year Ended October 31, 2016	$13.96	0.04	0.30		0.34	(0.05)	(1.45)	(1.50)	$12.80	3.01%		$4,750,997	1.37%	0.35%	1.38%	15.86%
Year Ended October 31, 2015	$15.22	0.03	(0.17)		(0.14)	(0.06)	(1.06)	(1.12)	$13.96	(0.76%	)	$4,086,067	1.36%	0.18%	1.36%	14.31%

Class R Shares
Year Ended October 31, 2019	$13.42	0.05	(0.03	) (g)	0.02	(0.09)	(3.76)	(3.85)	$9.59	4.11%		$14,663,822	1.01%	0.50%	1.05%	17.17%	(h)
Year Ended October 31, 2018	$15.64	0.06	0.15		0.21	(0.09)	(2.34)	(2.43)	$13.42	0.99%		$11,586,526	1.00%	0.42%	1.03%	26.86%
Year Ended October 31, 2017	$13.19	0.08	3.37		3.45	(0.12)	(0.88)	(1.00)	$15.64	26.93%		$7,458,631	0.86%	0.52%	0.89%	14.65%
Year Ended October 31, 2016	$14.32	0.12	0.30		0.42	(0.10)	(1.45)	(1.55)	$13.19	3.54%		$1,661,800	0.82%	0.91%	0.83%	15.86%
Year Ended October 31, 2015	$15.58	0.12	(0.18)		(0.06)	(0.14)	(1.06)	(1.20)	$14.32	(0.18%	)	$1,156,739	0.77%	0.77%	0.77%	14.31%

Class R6 Shares (i)
Year Ended October 31, 2019	$13.87	0.13	(0.04	) (g)	0.09	(0.15)	(3.76)	(3.91)	$10.05	4.76%		$69,934,671	0.28%	1.26%	0.33%	17.17%	(h)
Year Ended October 31, 2018	$16.06	0.18	0.15		0.33	(0.18)	(2.34)	(2.52)	$13.87	1.79%		$188,960,819	0.28%	1.19%	0.30%	26.86%
Year Ended October 31, 2017	$13.51	0.18	3.44		3.62	(0.19)	(0.88)	(1.07)	$16.06	27.63%		$409,907,127	0.26%	1.18%	0.29%	14.65%
Year Ended October 31, 2016	$14.62	0.19	0.32		0.51	(0.17)	(1.45)	(1.62)	$13.51	4.15%		$499,192,342	0.27%	1.46%	0.28%	15.86%
Year Ended October 31, 2015	$15.87	0.20	(0.18)		0.02	(0.21)	(1.06)	(1.27)	$14.62	0.32%		$586,284,737	0.27%	1.29%	0.27%	14.31%

Institutional Service Class Shares
Year Ended October 31, 2019	$13.85	0.10	(0.03	) (g)	0.07	(0.12)	(3.76)	(3.88)	$10.04	4.53%		$5,679,192	0.53%	0.99%	0.58%	17.17%	(h)
Year Ended October 31, 2018	$16.06	0.13	0.16		0.29	(0.16)	(2.34)	(2.50)	$13.85	1.49%		$7,033,681	0.50%	0.86%	0.53%	26.86%
Period Ended October 31, 2017 (j)	$15.36	0.14	1.61		1.75	(0.17)	(0.88)	(1.05)	$16.06	12.15%		$314,150	0.45%	1.00%	0.49%	14.65%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(h)	Portfolio turnover excludes received or delivered in-kind.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(j)	For the period from December 7, 2016 (commencement of operations) through October 31, 2017. Total return is calculated based on inception date of December 6, 2016 through October 31, 2017.

The accompanying notes are an integral part of these financial statements.

151

Fund Commentary	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

For the annual period ended October 31, 2019, the Nationwide Ziegler NYSE Arca Tech 100 Index Fund (Class A at NAV) returned 17.34%* versus 18.22% for its benchmark, the NYSE Arca Tech 100 Index®. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Technology (consisting of 230 funds as of October 31, 2019), was 16.23% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

U.S. equities performance for the 12-month reporting period ended October 31, 2019, saw a steady upward trend punctuated by corrections in December 2018, May 2019 and August 2019. Performance during the fiscal year favored growth-oriented strategies over value styles. Large-capitalization stocks demonstrating solid price momentum and higher earnings quality produced relatively strong performance, while smaller-capitalization stocks with higher volatility consistently underperformed during the reporting period.

The Fund invests in companies whose products and services provide innovative technological solutions and products for a growing global economy. This type of growth through innovation differentiates the companies in which the Fund invests from other companies that grow through expanding market share or achieving competitive advantage through more-conventional approaches.

The Fund’s largest allocation is to the Information Technology (IT) sector. The Fund provides diversification through other sectors such as Health Care and Energy, which utilize innovative technology to achieve growth. Investors have been drawn to the Information Technology sector due to its attractive prospects for future earnings growth in an environment of slow-to-moderate economic expansion. The sector appears to still be priced relatively attractively versus other sectors in the market.

The Fund carries no exposure to the Consumer Staples, Financials, Real-Estate or Utilities sectors,

and has very little representation in the Consumer Discretionary and Materials sectors.

The Fund’s largest industry exposure within the (IT sector is an allocation to Software companies. The 18 stocks in that industry contributed to the Fund’s performance during the reporting period. The Fund’s allocation to the Semiconductor & Semiconductor Equipment industry is its second-largest industry representation and was the largest contributor to the Fund’s return for the reporting period. This contributing sector was led by a Fund position in Lam Research, a producer of semiconductor processing equipment used in the fabrication of integrated circuits worldwide. Other notable performers in the industry were Netherlands-based ASML Holding and nano-electronic solutions provider KLA Corp. Some of the more disappointing Fund holdings in the IT sector included: IT service provider DXC Technology, a communications equipment provider; F5 Networks; and cloud storing provider NetApp Inc.

The IT Services industry within the IT sector also performed well over the fiscal year, led by a position in transaction processing and payment provider Mastercard Inc. that increased on the strength of a continuing economic expansion.

The Fund had 13.09% of its total assets invested across three stocks in the Aerospace & Defense industry over the fiscal year. The industry contributed to the Fund’s total return, led by Fund holding Lockheed Martin Corp. The Fund’s holding in Boeing Co. was down during the fiscal year over concerns about the company’s 737 MAX airplane.

Fund holdings iRobot Corp. and SINA Corp, a Chinese media company, were both hurt by the ongoing trade conflicts and tariffs involving the United States and China.

The Fund does not use derivatives.

The Fund is an industry-diversified approach for investing in the stocks of companies that represent innovative growth through the development and deployment of technology in

152

Fund Commentary (cont.)	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

their products and services. We believe that the IT sector still carries reasonable valuations relative to the broad market, while displaying the potential for higher relative growth in both future revenues and earnings. More specifically, we believe that companies providing technological solutions that improve standards of living and increase productivity are well-positioned to benefit from any pick-up in the global economy and increased capital spending by companies over the coming year.

We appreciate your investment in the Nationwide Ziegler NYSE Arca Tech 100 Index Fund.

Subadviser:

Ziegler Capital Management, LLC

Portfolio Managers:

Christian J. Greiner, CFA and Donald J. Nesbitt, CFA

*	High double-digit returns are unusual and cannot be sustained.

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile) and exchange-traded funds (ETFs) (shareholders will bear additional costs). Funds that concentrate on specific sectors may be subject to greater volatility than that of other mutual funds. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

“Archipelago®”, “ARCA®”, “ARCAEX®”, “NYSE®”, “NYSE ARCASM” and “NYSE Arca Tech 100SM” are trademarks of Archipelago Holdings, Inc. and NYSE Group, Inc. and have been licensed for use by Nationwide Fund Advisors, on behalf of the Nationwide Ziegler NYSE Arca Tech 100 Index Fund (the “Fund”). The Fund is not sponsored, endorsed, sold or promoted by Archipelago Holdings, Inc. or by NYSE Group, Inc. Neither Archipelago Holdings, Inc. nor NYSE Group, Inc. makes any representation or warranty regarding the advisability of investing in securities generally, or the Fund in particular, to track general stock market performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

153

Fund Overview	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Asset Allocation1

Common Stocks	98.7%
Repurchase Agreements	1.6%
Exchange Traded Fund	0.6%
Short-Term Investment	0.2%
Liabilities in excess of other assets	(1.1)%
100.0%

Top Industries2

Semiconductors & Semiconductor Equipment	19.2%
Software	16.7%
Aerospace & Defense	11.6%
IT Services	10.5%
Life Sciences Tools & Services	6.1%
Communications Equipment	5.6%
Biotechnology	5.5%
Technology Hardware, Storage & Peripherals	4.2%
Health Care Equipment & Supplies	3.3%
Interactive Media & Services	2.1%
Other Industries#	15.2%
100.0%

Top Holdings2

Lockheed Martin Corp.	3.4%
Boeing Co. (The)	3.1%
Thermo Fisher Scientific, Inc.	2.7%
Biogen, Inc.	2.7%
Illumina, Inc.	2.7%
Broadcom, Inc.	2.7%
Adobe, Inc.	2.5%
Mastercard, Inc., Class A	2.5%
Lam Research Corp.	2.5%
ASML Holding NV (Registered), NYRS	2.4%
Other Holdings#	72.8%
100.0%

#	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

[1]	Percentages indicated are based upon net assets as of October 31, 2019.

[2]	Percentages indicated are based upon total investments as of October 31, 2019.

154

Fund Performance	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Average Annual Total Return

(For periods ended October 31, 2019)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	17.34%	13.32%	16.43%
	w/SC3	10.59%	11.98%	15.77%
Class C1	w/o SC2	16.46%	12.48%	15.65%
	w/SC4	15.46%	N/A	N/A
Class R6[5,6]		17.74%	13.72%	14.58%	[7]
Institutional Service Class[1,5,8]		17.60%	13.58%	16.72%
NYSE Arca Tech 100 Index®		18.22%	14.29%	11.60%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

Expense Ratio^
Class A	0.75%
Class C	1.47%
Class R6	0.40%
Institutional Service Class	0.51%

^

Current effective prospectus dated February 28, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

155

Fund Performance (cont.)	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Ziegler NYSE Arca Tech 100 Index Fund versus the NYSE Arca Tech 100 Index® over the 10-year period ended 10/31/19. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class A shares of the Fund’s predecessor fund, the HighMark NYSE Arca Tech 100 Index Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

156

Shareholder Expense Example	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2019) and continued to hold your shares at the end of the reporting period (October 31, 2019).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2019 through October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2019 through October 31, 2019. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Ziegler NYSE Arca Tech 100 Index Fund October 31, 2019			Beginning Account Value ($) 5/1/19	Ending Account Value ($) 10/31/19	Expenses Paid During Period ($) 5/1/19 - 10/31/19	Expense Ratio During Period (%) 5/1/19 - 10/31/19
Class A Shares	Actual	(a)	1,000.00	1,020.00	3.61	0.71
	Hypothetical	(a)(b)	1,000.00	1,021.63	3.62	0.71
Class C Shares	Actual	(a)	1,000.00	1,016.10	7.47	1.47
	Hypothetical	(a)(b)	1,000.00	1,017.80	7.48	1.47
Class R6 Shares	Actual	(a)	1,000.00	1,021.70	1.89	0.37
	Hypothetical	(a)(b)	1,000.00	1,023.34	1.89	0.37
Institutional Service Class Shares	Actual	(a)	1,000.00	1,021.20	2.50	0.49
	Hypothetical	(a)(b)	1,000.00	1,022.74	2.50	0.49

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2019 through October 31, 2019 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

157

Statement of Investments

October 31, 2019

Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Common Stocks 98.7%

	Shares	Value

Aerospace & Defense 11.7%
Boeing Co. (The)	62,266	$21,164,836
L3Harris Technologies, Inc.	62,266	12,846,099
Lockheed Martin Corp.	62,266	23,454,357
Raytheon Co.	62,266	13,213,468
United Technologies Corp.	62,266	8,940,152

		79,618,912

Biotechnology 5.6%
Amgen, Inc.	62,266	13,278,224
Biogen, Inc.*	62,266	18,599,477
Gilead Sciences, Inc.	62,266	3,966,967
Myriad Genetics, Inc.*	62,266	2,096,496

		37,941,164

Chemicals 0.6%
DuPont de Nemours, Inc.	62,266	4,103,952

Communications Equipment 5.7%
Ciena Corp.*	62,266	2,311,314
Cisco Systems, Inc.	62,266	2,958,258
F5 Networks, Inc.*	62,266	8,971,285
InterDigital, Inc.	62,266	3,339,326
Juniper Networks, Inc.	62,266	1,545,442
Motorola Solutions, Inc.	62,266	10,356,081
Nokia OYJ, ADR-FI (a)	62,266	227,271
Ubiquiti, Inc. (a)	62,266	7,882,253
Viavi Solutions, Inc.*	62,266	993,765

		38,584,995

Diversified Telecommunication Services 0.4%
AT&T, Inc.	62,266	2,396,618

Electronic Equipment, Instruments & Components 1.7%
Amphenol Corp., Class A	62,266	6,247,148
Corning, Inc.	62,266	1,844,941
FLIR Systems, Inc.	62,266	3,210,435
LG Display Co. Ltd., ADR-KR (a)	62,266	364,879

		11,667,403

Energy Equipment & Services 0.7%
Halliburton Co.	62,266	1,198,620
National Oilwell Varco, Inc.	62,266	1,408,457
Schlumberger Ltd.	62,266	2,035,476

		4,642,553

Entertainment 0.5%
Activision Blizzard, Inc.	62,266	3,488,764

Health Care Equipment & Supplies 3.4%
Baxter International, Inc.	62,266	4,775,802
Boston Scientific Corp.*	62,266	2,596,492
Danaher Corp.	62,266	8,581,500
Medtronic plc	62,266	6,780,768

		22,734,562

Health Care Technology 1.9%
Cerner Corp.	62,266	4,179,294
Veeva Systems, Inc., Class A*	62,266	8,831,187

		13,010,481

Common Stocks (continued)

	Shares	Value

Household Durables 1.3%
Garmin Ltd.	62,266	$5,837,437
iRobot Corp.* (a)	62,266	2,992,504

		8,829,941

Industrial Conglomerates 1.6%
Honeywell International, Inc.	62,266	10,755,206

Interactive Media & Services 2.1%
Facebook, Inc., Class A*	62,266	11,933,279
SINA Corp.*	62,266	2,465,734

		14,399,013

Internet & Direct Marketing Retail 1.9%
Alibaba Group Holding Ltd., ADR-CN*	62,266	11,000,534
eBay, Inc.	62,266	2,194,877

		13,195,411

IT Services 10.7%
Akamai Technologies, Inc.*	62,266	5,386,009
Amdocs Ltd.	62,266	4,059,743
Automatic Data Processing, Inc.	62,266	10,101,413
DXC Technology Co.	62,266	1,722,900
International Business Machines Corp.	62,266	8,326,832
LiveRamp Holdings, Inc.*	62,266	2,433,978
Mastercard, Inc., Class A	62,266	17,235,852
VeriSign, Inc.*	62,266	11,831,785
Visa, Inc., Class A	62,266	11,136,897

		72,235,409

Life Sciences Tools & Services 6.2%
Agilent Technologies, Inc.	62,266	4,716,650
Illumina, Inc.*	62,266	18,400,848
Thermo Fisher Scientific, Inc.	62,266	18,803,087

		41,920,585

Pharmaceuticals 2.0%
AstraZeneca plc, ADR-UK	62,266	3,052,902
Bausch Health Cos., Inc.*	62,266	1,546,688
Bristol-Myers Squibb Co.	62,266	3,572,200
Novartis AG, ADR-CH	62,266	5,444,539

		13,616,329

Semiconductors & Semiconductor Equipment 19.4%
Advanced Micro Devices, Inc.*	62,266	2,112,685
Analog Devices, Inc.	62,266	6,639,424
Applied Materials, Inc.	62,266	3,378,553
ASML Holding NV (Registered), NYRS-NL	62,266	16,311,824
Broadcom, Inc.	62,266	18,234,598
Cypress Semiconductor Corp.	62,266	1,448,930
Intel Corp.	62,266	3,519,897
KLA Corp.	62,266	10,525,445
Lam Research Corp.	62,266	16,876,577
Microchip Technology, Inc. (a)	62,266	5,871,061
Micron Technology, Inc.*	62,266	2,960,748
NVIDIA Corp.	62,266	12,516,711
NXP Semiconductors NV	62,266	7,078,399
ON Semiconductor Corp.*	62,266	1,270,226
QUALCOMM, Inc.	62,266	5,008,677
Teradyne, Inc.	62,266	3,811,925

158

Statement of Investments (Continued)

October 31, 2019

Nationwide Ziegler NYSE Arca Tech 100 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc.	62,266	$7,346,765
Xilinx, Inc.	62,266	5,650,017
Xperi Corp.	62,266	1,264,311

		131,826,773

Software 16.8%
Adobe, Inc.*	62,266	17,305,590
Check Point Software Technologies Ltd.*	62,266	6,999,321
Citrix Systems, Inc.	62,266	6,778,277
Intuit, Inc.	62,266	16,033,495
j2 Global, Inc.	62,266	5,912,779
Microsoft Corp.	62,266	8,927,077
Open Text Corp.	62,266	2,506,829
Oracle Corp.	62,266	3,392,874
Progress Software Corp.	62,266	2,483,168
PTC, Inc.*	62,266	4,166,218
salesforce.com, Inc.*	62,266	9,744,006
SAP SE, ADR-DE	62,266	8,255,226
Symantec Corp.	62,266	1,424,646
Synopsys, Inc.*	62,266	8,452,610
Teradata Corp.*	62,266	1,863,621
VMware, Inc., Class A	62,266	9,854,840

		114,100,577

Technology Hardware, Storage & Peripherals 4.3%
Apple, Inc.	62,266	15,489,290
HP, Inc.	62,266	1,081,561
NetApp, Inc.	62,266	3,479,424
Seagate Technology plc	62,266	3,613,296
Western Digital Corp.	62,266	3,216,039
Xerox Holdings Corp.	62,266	2,112,685

		28,992,295

Wireless Telecommunication Services 0.2%
Telephone & Data Systems, Inc.	62,266	1,624,520

Total Common Stocks (cost $307,622,534)		669,685,463

Exchange Traded Fund 0.6%
Exchange Traded Fund 0.6%
Invesco QQQ Trust	21,500	4,237,220

Total Exchange Traded Fund (cost $3,307,270)		4,237,220

Short-Term Investment 0.2%
Money Market Fund 0.2%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 1.76% (b)(c)	1,030,140	1,030,140

Total Short-Term Investment (cost $1,030,140)		1,030,140

Repurchase Agreements 1.6%

	Principal Amount	Value

BNP Paribas Securities Corp., 1.70%, dated 10/31/2019, due 11/1/2019, repurchase price $7,127,632, collateralized by U.S. Treasury Note, 2.50%, maturing 2/28/2021; total market value $7,297,026. (c)(d)	$7,127,296	$7,127,296
Royal Bank of Canada, 1.68%, dated 10/31/2019, due 11/1/2019, repurchase price $3,518,415, collateralized by U.S. Treasury Note, 3.00%, maturing 9/30/2025; total market value $3,601,653. (c)(d)	3,518,251	3,518,251

Total Repurchase Agreements (cost $10,645,547)		10,645,547

Total Investments (cost $322,605,491) — 101.1%		685,598,370

Liabilities in excess of other assets — (1.1)%		(7,793,949)

NET ASSETS — 100.0%		$677,804,421

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $17,032,526, which was collateralized by cash used to purchase a money market fund and repurchase agreements with a value of $1,030,140 and $10,645,547, respectively, and by $6,054,543 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 3.63%, and maturity dates ranging from 11/14/2019 - 5/15/2048; a total value of $17,730,230.

(b)	Represents 7-day effective yield as of October 31, 2019.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2019 was $11,675,687.

(d)	Please refer to Note 2(g) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

CH	Switzerland

CN	China

DE	Germany

FI	Finland

KR	South Korea

NL	Netherlands

NYRS	New York Registry Shares

UK	United Kingdom

159

Statement of Assets and Liabilities

October 31, 2019

Nationwide Ziegler NYSE Arca Tech 100 Index Fund
Assets:
Investment securities, at value* (cost $311,959,944)	$674,952,823
Repurchase agreements, at value (cost $10,645,547)	10,645,547
Cash	8,486,960
Interest and dividends receivable	197,372
Securities lending income receivable	3,058
Receivable for capital shares issued	589,432
Prepaid expenses	39,068

Total Assets	694,914,260

Liabilities:
Payable for investments purchased	4,179,176
Payable for capital shares redeemed	710,934
Payable upon return of securities loaned (Note 2)	11,675,687
Accrued expenses and other payables:
Investment advisory fees	153,138
Fund administration fees	29,185
Distribution fees	125,126
Administrative servicing fees	127,935
Accounting and transfer agent fees	24,653
Trustee fees	2,858
Custodian fees	8,522
Compliance program costs (Note 3)	910
Professional fees	32,841
Printing fees	34,311
Other	4,563

Total Liabilities	17,109,839

Net Assets	$677,804,421

Represented by:
Capital	$315,819,834
Total distributable earnings (loss)	361,984,587

Net Assets	$677,804,421

Net Assets:
Class A Shares	$339,453,197
Class C Shares	64,137,115
Class R6 Shares	19,102,850
Institutional Service Class Shares	255,111,259

Total	$677,804,421

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,647,853
Class C Shares	779,388
Class R6 Shares	203,166
Institutional Service Class Shares	2,712,784

Total	7,343,191

160

Statement of Assets and Liabilities (Continued)

October 31, 2019

Nationwide Ziegler NYSE Arca Tech 100 Index Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$93.06
Class C Shares (b)	$82.29
Class R6 Shares	$94.03
Institutional Service Class Shares	$94.04
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$98.74

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $17,032,526 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

161

Statement of Operations

For the Year Ended October 31, 2019

Nationwide Ziegler NYSE Arca Tech 100 Index Fund
INVESTMENT INCOME:
Dividend income	$9,540,839
Income from securities lending (Note 2)	90,734
Interest income	79,617
Foreign tax withholding	(21,961)

Total Income	9,689,229

EXPENSES:
Investment advisory fees	1,745,791
Fund administration fees	232,469
Distribution fees Class A	809,612
Distribution fees Class C	667,472
Administrative servicing fees Class A	290,645
Administrative servicing fees Class C	60,616
Administrative servicing fees Institutional Service Class	254,509
Registration and filing fees	74,440
Professional fees	59,481
Printing fees	83,263
Trustee fees	22,826
Custodian fees	32,268
Accounting and transfer agent fees	106,716
Compliance program costs (Note 3)	3,144
Other	15,399

Total Expenses	4,458,651

NET INVESTMENT INCOME	5,230,578

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	5,189,402
Net change in unrealized appreciation/depreciation in the value of investment securities	88,975,061

Net realized/unrealized gains	94,164,463

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$99,395,041

The accompanying notes are an integral part of these financial statements.

162

Statements of Changes in Net Assets

	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$5,230,578	$2,997,061
Net realized gains	5,189,402	11,900,147
Net change in unrealized appreciation/depreciation	88,975,061	19,894,398

Change in net assets resulting from operations	99,395,041	34,791,606

Distributions to Shareholders From:
Distributable earnings:
Class A	(8,971,382)	(11,364,650)
Class C	(1,653,505)	(1,824,299)
Class R6	(519,680)	(399,659)
Institutional Service Class	(6,288,300)	(4,838,156)

Change in net assets from shareholder distributions	(17,432,867)	(18,426,764)

Change in net assets from capital transactions	27,435,802	85,618,621

Change in net assets	109,397,976	101,983,463

Net Assets:
Beginning of year	568,406,445	466,422,982

End of year	$677,804,421	$568,406,445

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$72,816,999	$80,317,933
Proceeds from shares issued in class conversion (Note 1)	1,100,370	–
Dividends reinvested	8,697,874	10,983,492
Cost of shares redeemed	(90,359,135)	(96,415,146)

Total Class A Shares	(7,743,892)	(5,113,721)

Class C Shares
Proceeds from shares issued	16,528,564	18,616,913
Dividends reinvested	1,584,140	1,726,713
Cost of shares redeemed in class conversion (Note 1)	(1,100,370)	–
Cost of shares redeemed	(20,800,543)	(7,529,673)

Total Class C Shares	(3,788,209)	12,813,953

Class R6 Shares
Proceeds from shares issued	7,772,734	9,641,528
Dividends reinvested	511,433	398,609
Cost of shares redeemed	(6,900,969)	(2,872,085)

Total Class R6 Shares	1,383,198	7,168,052

Institutional Service Class Shares
Proceeds from shares issued	124,437,037	115,194,247
Dividends reinvested	6,046,789	4,340,755
Cost of shares redeemed	(92,899,121)	(48,784,665)

Total Institutional Service Class Shares	37,584,705	70,750,337

Change in net assets from capital transactions	$27,435,802	$85,618,621

163

Statements of Changes in Net Assets (Continued)

	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Issued	849,911	962,622
Issued in class conversion (Note 1)	12,326	–
Reinvested	110,364	140,561
Redeemed	(1,056,033)	(1,168,572)

Total Class A Shares	(83,432)	(65,389)

Class C Shares
Issued	217,149	250,417
Reinvested	23,120	24,956
Redeemed in class conversion (Note 1)	(13,931)	–
Redeemed	(271,481)	(101,317)

Total Class C Shares	(45,143)	174,056

Class R6 Shares
Issued	88,927	115,463
Reinvested	6,344	5,001
Redeemed	(77,909)	(34,061)

Total Class R6 Shares	17,362	86,403

Institutional Service Class Shares
Issued	1,433,053	1,359,361
Reinvested	75,068	54,652
Redeemed	(1,075,468)	(584,966)

Total Institutional Service Class Shares	432,653	829,047

Total change in shares	321,440	1,024,117

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

164

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Ziegler NYSE Arca Tech 100 Index Fund

		Operations			Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	$81.72	0.71	13.02	13.73	(0.65)	(1.74)	(2.39)	$93.06	17.34%	$339,453,197	0.71%	0.82%		0.71%	19.57%
Year Ended October 31, 2018	$78.46	0.48	5.83	6.31	(0.40)	(2.65)	(3.05)	$81.72	8.22%	$304,904,760	0.74%	0.57%		0.74%	17.24%
Year Ended October 31, 2017	$58.73	0.42	19.83	20.25	(0.52)	–	(0.52)	$78.46	34.68%	$297,898,226	0.79%	0.62%		0.79%	24.29%
Year Ended October 31, 2016	$55.34	0.55	3.22	3.77	(0.38)	–	(0.38)	$58.73	6.87%	$228,935,777	0.84%	0.99%		0.84%	28.15%
Year Ended October 31, 2015	$54.52	0.42	0.79	1.21	(0.39)	–	(0.39)	$55.34	2.23%	$260,510,175	0.79%	0.74%		0.79%	29.07%

Class C Shares
Year Ended October 31, 2019	$72.68	0.05	11.52	11.57	(0.22)	(1.74)	(1.96)	$82.29	16.46%	$64,137,115	1.46%	0.07%		1.46%	19.57%
Year Ended October 31, 2018	$70.31	(0.12)	5.21	5.09	(0.07)	(2.65)	(2.72)	$72.68	7.44%	$59,925,093	1.46%	(0.16%	)	1.46%	17.24%
Year Ended October 31, 2017	$52.82	(0.07)	17.80	17.73	(0.24)	–	(0.24)	$70.31	33.70%	$45,734,066	1.52%	(0.12%	)	1.52%	24.29%
Year Ended October 31, 2016	$49.98	0.12	2.91	3.03	(0.19)	–	(0.19)	$52.82	6.09%	$31,639,383	1.58%	0.24%		1.58%	28.15%
Year Ended October 31, 2015	$49.49	(0.02)	0.75	0.73	(0.24)	–	(0.24)	$49.98	1.48%	$32,248,108	1.53%	(0.05%	)	1.53%	29.07%

Class R6 Shares (g)
Year Ended October 31, 2019	$82.54	1.01	13.16	14.17	(0.94)	(1.74)	(2.68)	$94.03	17.74%	$19,102,850	0.37%	1.15%		0.37%	19.57%
Year Ended October 31, 2018	$79.18	0.77	5.88	6.65	(0.64)	(2.65)	(3.29)	$82.54	8.59%	$15,335,774	0.39%	0.90%		0.39%	17.24%
Year Ended October 31, 2017	$59.25	0.65	20.03	20.68	(0.75)	–	(0.75)	$79.18	35.17%	$7,870,252	0.43%	0.93%		0.43%	24.29%
Year Ended October 31, 2016	$55.83	0.71	3.30	4.01	(0.59)	–	(0.59)	$59.25	7.26%	$2,909,859	0.47%	1.28%		0.47%	28.15%
Year Ended October 31, 2015	$54.98	0.50	0.92	1.42	(0.57)	–	(0.57)	$55.83	2.60%	$1,776,568	0.42%	0.87%		0.42%	29.07%

Institutional Service Class Shares
Year Ended October 31, 2019	$82.56	0.90	13.17	14.07	(0.85)	(1.74)	(2.59)	$94.04	17.60%	$255,111,259	0.49%	1.02%		0.49%	19.57%
Year Ended October 31, 2018	$79.20	0.67	5.89	6.56	(0.55)	(2.65)	(3.20)	$82.56	8.47%	$188,240,818	0.50%	0.79%		0.50%	17.24%
Year Ended October 31, 2017	$59.26	0.57	20.03	20.60	(0.66)	–	(0.66)	$79.20	35.01%	$114,920,438	0.56%	0.82%		0.56%	24.29%
Year Ended October 31, 2016	$55.85	0.68	3.24	3.92	(0.51)	–	(0.51)	$59.26	7.09%	$65,840,861	0.61%	1.23%		0.61%	28.15%
Year Ended October 31, 2015	$55.00	0.52	0.83	1.35	(0.50)	–	(0.50)	$55.85	2.47%	$74,005,595	0.56%	0.91%		0.56%	29.07%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

165

Notes to Financial Statements

October 31, 2019

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2019, the Trust operates forty-nine (49) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the six (6) series listed below (each, a “Fund”; collectively, the “Funds”). Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

- Nationwide Bond Index Fund (“Bond Index”)

- Nationwide International Index Fund (“International Index”)

- Nationwide Mid Cap Market Index Fund (“Mid Cap Market Index”)

- Nationwide S&P 500 Index Fund (“S&P 500 Index”)

- Nationwide Small Cap Index Fund (“Small Cap Index”)

- Nationwide Ziegler NYSE Arca Tech 100 Index Fund (“NYSE Arca Tech 100 Index”)

The Funds, as applicable, currently offer Class A, Class C, Class R, Class R6, Service Class, and Institutional Service Class shares. Effective October 3, 2019, the majority of Class C shares converted for shareholder accounts open for 10 years or longer and will continue to convert to Class A shares ten years after their purchase as described in each Fund’s prospectus. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Each of the Funds is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in

166

Notes to Financial Statements (Continued)

October 31, 2019

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange-traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances,

167

Notes to Financial Statements (Continued)

October 31, 2019

as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At October 31, 2019, 100% of the market value of Bond Index was determined based on Level 2 inputs.

168

Notes to Financial Statements (Continued)

October 31, 2019

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2019. Please refer to the Statements of Investments for additional information on portfolio holdings.

International Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$20,791,481	$—	$20,791,481
Air Freight & Logistics	—	6,411,120	—	6,411,120
Airlines	—	1,658,361	—	1,658,361
Auto Components	—	13,260,333	—	13,260,333
Automobiles	—	43,765,591	—	43,765,591
Banks	1,658,508	128,766,699	—	130,425,207
Beverages	1,563,574	30,182,744	—	31,746,318
Biotechnology	473,123	10,075,340	—	10,548,463
Building Products	—	11,427,819	—	11,427,819
Capital Markets	—	32,873,481	—	32,873,481
Chemicals	—	45,987,958	—	45,987,958
Commercial Services & Supplies	—	8,323,215	—	8,323,215
Communications Equipment	—	4,492,310	—	4,492,310
Construction & Engineering	—	13,278,418	—	13,278,418
Construction Materials	—	7,851,323	—	7,851,323
Consumer Finance	—	547,445	—	547,445
Containers & Packaging	—	858,384	—	858,384
Distributors	—	208,598	—	208,598
Diversified Consumer Services	—	184,725	—	184,725
Diversified Financial Services	660,474	8,828,358	—	9,488,832
Diversified Telecommunication Services	1,280,115	28,415,421	—	29,695,536
Electric Utilities	—	27,089,519	—	27,089,519
Electrical Equipment	—	19,782,868	—	19,782,868
Electronic Equipment, Instruments & Components	—	22,523,695	—	22,523,695
Energy Equipment & Services	—	985,207	—	985,207
Entertainment	—	7,942,315	—	7,942,315
Equity Real Estate Investment Trusts (REITs)	—	21,990,221	—	21,990,221
Food & Staples Retailing	—	19,046,423	—	19,046,423
Food Products	—	48,923,131	—	48,923,131
Gas Utilities	—	6,834,091	—	6,834,091
Health Care Equipment & Supplies	—	23,039,345	—	23,039,345
Health Care Providers & Services	—	6,690,120	—	6,690,120
Health Care Technology	—	954,407	—	954,407
Hotels, Restaurants & Leisure	426,276	19,191,183	—	19,617,459
Household Durables	—	16,424,545	—	16,424,545
Household Products	—	11,789,010	—	11,789,010
Independent Power and Renewable Electricity Producers	—	1,282,909	—	1,282,909
Industrial Conglomerates	1,744,868	15,424,011	—	17,168,879
Insurance	—	73,743,691	—	73,743,691
Interactive Media & Services	—	2,259,501	—	2,259,501
Internet & Direct Marketing Retail	3,167,287	3,086,788	—	6,254,075
IT Services	505,980	13,235,797	—	13,741,777

169

Notes to Financial Statements (Continued)

October 31, 2019

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Leisure Products	$—	$3,296,506	$—	$3,296,506
Life Sciences Tools & Services	—	4,059,379	—	4,059,379
Machinery	—	37,057,852	—	37,057,852
Marine	—	2,590,020	—	2,590,020
Media	—	8,491,869	—	8,491,869
Metals & Mining	—	35,201,484	—	35,201,484
Multiline Retail	—	6,616,340	—	6,616,340
Multi-Utilities	—	13,392,175	—	13,392,175
Oil, Gas & Consumable Fuels	—	65,479,060	—	65,479,060
Paper & Forest Products	—	3,725,276	—	3,725,276
Personal Products	—	30,150,418	—	30,150,418
Pharmaceuticals	849,148	110,859,004	—	111,708,152
Professional Services	—	19,804,510	—	19,804,510
Real Estate Management & Development	574,803	25,603,305	—	26,178,108
Road & Rail	—	15,775,651	—	15,775,651
Semiconductors & Semiconductor Equipment	3,020,705	20,558,953	—	23,579,658
Software	1,658,307	18,110,419	—	19,768,726
Specialty Retail	—	11,685,357	—	11,685,357
Technology Hardware, Storage & Peripherals	—	6,614,133	—	6,614,133
Textiles, Apparel & Luxury Goods	—	34,563,779	—	34,563,779
Tobacco	—	12,718,099	—	12,718,099
Trading Companies & Distributors	699,306	17,055,888	—	17,755,194
Transportation Infrastructure	—	8,295,153	—	8,295,153
Water Utilities	—	1,385,558	—	1,385,558
Wireless Telecommunication Services	—	22,341,463	—	22,341,463
Total Common Stocks	$18,282,474	$1,315,859,552	$—	$1,334,142,026
Futures Contracts	$138,047	$—	$—	$138,047
Preferred Stock	—	9,734	—	9,734
Repurchase Agreements	—	13,232,962	—	13,232,962
Short-Term Investment	1,280,517	—	—	1,280,517
Total	$19,701,038	$1,329,102,248	$—	$1,348,803,286

Mid Cap Market Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$815,178,935	$—	$—	$815,178,935
Repurchase Agreements	—	19,853,195	—	19,853,195
Short-Term Investment	1,921,139	—	—	1,921,139
Total Assets	$817,100,074	$19,853,195	$—	$836,953,269
Liabilities:
Futures Contracts	$(231,646)	$—	$—	$(231,646)
Total Liabilities	$(231,646)	$—	$—	$(231,646)
Total	$816,868,428	$19,853,195	$—	$836,721,623

170

Notes to Financial Statements (Continued)

October 31, 2019

S&P 500 Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,057,474,084	$—	$—	$1,057,474,084
Futures Contracts	33,271	—	—	33,271
Repurchase Agreements	—	1,030,183	—	1,030,183
Short-Term Investment	99,688	—	—	99,688
Total	$1,057,607,043	$1,030,183	$—	$1,058,637,226

Small Cap Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$3,114,262	$—	$—	$3,114,262
Air Freight & Logistics	746,883	—	—	746,883
Airlines	1,164,628	—	—	1,164,628
Auto Components	2,664,910	—	—	2,664,910
Automobiles	191,511	—	—	191,511
Banks	24,544,693	—	—	24,544,693
Beverages	795,730	—	—	795,730
Biotechnology	17,997,225	—	—	17,997,225
Building Products	3,979,362	—	—	3,979,362
Capital Markets	3,609,199	—	—	3,609,199
Chemicals	4,627,461	—	—	4,627,461
Commercial Services & Supplies	7,119,019	—	—	7,119,019
Communications Equipment	2,861,093	—	—	2,861,093
Construction & Engineering	2,749,970	—	—	2,749,970
Construction Materials	471,724	—	—	471,724
Consumer Finance	1,501,265	—	—	1,501,265
Containers & Packaging	274,620	—	—	274,620
Distributors	234,690	—	—	234,690
Diversified Consumer Services	2,029,777	—	—	2,029,777
Diversified Financial Services	561,726	—	—	561,726
Diversified Telecommunication Services	1,526,317	—	—	1,526,317
Electric Utilities	2,722,072	—	—	2,722,072
Electrical Equipment	2,315,303	—	—	2,315,303
Electronic Equipment, Instruments & Components	6,479,450	—	—	6,479,450
Energy Equipment & Services	2,335,631	—	—	2,335,631
Entertainment	668,162	—	—	668,162
Equity Real Estate Investment Trusts (REITs)	18,955,684	—	—	18,955,684
Food & Staples Retailing	1,644,097	—	—	1,644,097
Food Products	3,073,951	—	—	3,073,951
Gas Utilities	3,083,990	—	—	3,083,990
Health Care Equipment & Supplies	9,360,314	—	—	9,360,314
Health Care Providers & Services	4,989,327	—	—	4,989,327
Health Care Technology	2,596,946	—	—	2,596,946
Hotels, Restaurants & Leisure	6,668,314	—	—	6,668,314
Household Durables	4,587,355	—	—	4,587,355
Household Products	540,892	—	—	540,892
Independent Power and Renewable Electricity Producers	1,145,525	—	—	1,145,525

171

Notes to Financial Statements (Continued)

October 31, 2019

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Industrial Conglomerates	$158,739	$—	$—	$158,739
Insurance	5,779,955	—	—	5,779,955
Interactive Media & Services	1,123,849	—	—	1,123,849
Internet & Direct Marketing Retail	943,800	—	—	943,800
IT Services	5,699,604	—	—	5,699,604
Leisure Products	908,268	—	—	908,268
Life Sciences Tools & Services	1,716,121	—	—	1,716,121
Machinery	9,786,032	—	—	9,786,032
Marine	355,923	—	—	355,923
Media	2,420,532	—	—	2,420,532
Metals & Mining	3,004,090	—	—	3,004,090
Mortgage Real Estate Investment Trusts (REITs)	3,326,037	—	—	3,326,037
Multiline Retail	240,388	—	—	240,388
Multi-Utilities	1,578,460	—	—	1,578,460
Oil, Gas & Consumable Fuels	5,309,674	—	—	5,309,674
Paper & Forest Products	1,135,219	—	—	1,135,219
Personal Products	810,925	—	—	810,925
Pharmaceuticals	4,144,731	—	—	4,144,731
Professional Services	3,902,096	—	—	3,902,096
Real Estate Management & Development	1,714,691	—	—	1,714,691
Road & Rail	1,318,800	—	—	1,318,800
Semiconductors & Semiconductor Equipment	6,807,184	—	—	6,807,184
Software	11,384,912	—	—	11,384,912
Specialty Retail	6,424,820	—	—	6,424,820
Technology Hardware, Storage & Peripherals	404,622	—	—	404,622
Textiles, Apparel & Luxury Goods	2,378,144	—	—	2,378,144
Thrifts & Mortgage Finance	5,605,690	—	—	5,605,690
Tobacco	404,228	—	—	404,228
Trading Companies & Distributors	3,490,789	—	—	3,490,789
Water Utilities	1,385,670	—	—	1,385,670
Wireless Telecommunication Services	311,748	—	—	311,748
Total Common Stocks	$247,908,819	$—	$—	$247,908,819
Futures Contracts	$41,908	$—	$—	$41,908
Repurchase Agreements	—	13,489,941	—	13,489,941
Rights	—	2,430	—	2,430
Short-Term Investment	1,305,384	—	—	1,305,384
Total	$249,256,111	$13,492,371	$—	$262,748,482

NYSE Arca Tech 100 Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$669,685,463	$—	$—	$669,685,463
Exchange Traded Fund	4,237,220	—	—	4,237,220
Repurchase Agreements	—	10,645,547	—	10,645,547
Short-Term Investment	1,030,140	—	—	1,030,140
Total	$674,952,823	$10,645,547	$—	$685,598,370

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

172

Notes to Financial Statements (Continued)

October 31, 2019

During the year ended October 31, 2019, International Index held one common stock investment that was categorized as Level 3 investment which was valued at $0.

During the year ended October 31, 2019, Small Cap Index held one common stock and one rights investment that were categorized as Level 3 investment which was valued at $0.

(b)	Cash Overdraft

As of October 31, 2019, International Index had an overdrawn balance of $7,029,884 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(d)	Futures Contracts

Certain Funds are subject to equity price and/or currency risk in the normal course of pursuing their objective(s). Certain Funds entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities or to gain exposure to the value of equities and foreign currencies. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, a Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of

173

Notes to Financial Statements (Continued)

October 31, 2019

cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Funds’ futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable/Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts”, as applicable.

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of October 31, 2019:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of October 31, 2019

International Index

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts (a)
Equity risk	Payable for variation margin on futures contracts	$138,047
Total		$138,047

Mid Cap Market Index

Liabilities:	Statement of Assets and Liabilities	Fair Value
Futures Contracts (a)
Equity risk	Payable for variation margin on futures contracts	$(231,646)
Total		$(231,646)

174

Notes to Financial Statements (Continued)

October 31, 2019

S&P 500 Index

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts (a)
Equity risk	Payable for variation margin on futures contracts	$33,271
Total		$33,271

Small Cap Index

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts (a)
Equity risk	Payable for variation margin on futures contracts	$41,908
Total		$41,908
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2019

International Index

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$1,518,381
Total	$1,518,381

Mid Cap Market Index

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(2,559,170)
Total	$(2,559,170)

S&P 500 Index

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$549,082
Total	$549,082

Small Cap Index

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(1,527,299)
Total	$(1,527,299)

175

Notes to Financial Statements (Continued)

October 31, 2019

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended October 31, 2019

International Index

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$631,885
Total	$631,885
Mid Cap Market Index

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$4,203,600
Total	$4,203,600

S&P 500 Index

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$1,632,198
Total	$1,632,198

Small Cap Index

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$2,054,395
Total	$2,054,395

The following tables provide a summary of the Funds’ average volume of derivative instruments held during the year ended October 31, 2019:

International Index

Futures Contracts:
Average Notional Balance Long	$14,986,708

Mid Cap Market Index

Futures Contracts:
Average Notional Balance Long	$22,484,006

S&P 500 Index

Futures Contracts:
Average Notional Balance Long	$15,160,997

176

Notes to Financial Statements (Continued)

October 31, 2019

Small Cap Index

Futures Contracts:
Average Notional Balance Long	$8,760,250

The Funds are required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Funds’ financial position. At October 31, 2019, certain Funds have entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(e)	TBA

The Funds may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions. TBAs involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to the settlement date. TBAs are valued at the bid evaluation price as provided by an independent pricing service approved by the Board.

(f)	Securities Lending

During the year ended October 31, 2019, certain Funds entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Funds. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.

The Funds receive payments from BBH equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Funds also receive interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of October 31,

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Notes to Financial Statements (Continued)

October 31, 2019

2019, which were comprised of repurchase agreements purchased with cash collateral, were as follows:

Fund	Amounts of Liabilities Presented in the Statements of Assets and Liabilities
International Index	$14,513,479
Mid Cap Market Index	21,774,334
S&P 500 Index	1,129,871
Small Cap Index	14,795,325
NYSE Arca Tech 100 Index	11,675,687

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Investments Money Market Government Portfolio, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Funds and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At October 31, 2019, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.

(g)	Joint Repurchase Agreements

During the year ended October 31, 2019, certain Funds, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, each Fund participates on a pro rata basis with other clients of BBH in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for

178

Notes to Financial Statements (Continued)

October 31, 2019

investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

At October 31, 2019, the joint repos on a gross basis were as follows:

BNP Paribas Securities Corp., 1.70%, dated 10/31/2019, due 11/1/2019, repurchase price $94,204,448, collateralized by U.S. Treasury Note, 2.50%, maturing 2/28/2021; total market value $96,443,296.

Royal Bank of Canada, 1.68%, dated 10/31/2019, due 11/1/2019, repurchase price $46,502,170, collateralized by U.S. Treasury Note, 3.00%, maturing 9/30/2025; total market value $47,602,303. At October 31, 2019, the Funds’ investment in the joint repos was subject to an enforceable netting arrangement. The Funds’ proportionate holding in the joint repos was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
International Index	BNP Paribas Securities Corp.	$8,859,595	$—	$8,859,595	$(8,859,595)	$—
International Index	Royal Bank of Canada	4,373,367	—	4,373,367	(4,373,367)	—
Total		$13,232,962	$—	$13,232,962	$(13,232,962)	$—

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Mid Cap Market Index	BNP Paribas Securities Corp.	$13,291,905	$—	$13,291,905	$(13,291,905)	$—
Mid Cap Market Index	Royal Bank of Canada	6,561,290	—	6,561,290	(6,561,290)	—
Total		$19,853,195	$—	$19,853,195	$(19,853,195)	$—

179

Notes to Financial Statements (Continued)

October 31, 2019

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
S&P 500 Index	BNP Paribas Securities Corp.	$689,717	$—	$689,717	$(689,717)	$—
S&P 500 Index	Royal Bank of Canada	340,466	—	340,466	(340,466)	—
Total		$1,030,183	$—	$1,030,183	$(1,030,183)	$—

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Small Cap Index	BNP Paribas Securities Corp.	$9,031,645	$—	$9,031,645	$(9,031,645)	$—
Small Cap Index	Royal Bank of Canada	4,458,296	—	4,458,296	(4,458,296)	—
Total		$13,489,941	$—	$13,489,941	$(13,489,941)	$—

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
NYSE Arca Tech 100 Index	BNP Paribas Securities Corp.	$7,127,296	$—	$7,127,296	$(7,127,296)	$—
NYSE Arca Tech 100 Index	Royal Bank of Canada	3,518,251	—	3,518,251	(3,518,251)	—
Total		$10,645,547	$—	$10,645,547	$(10,645,547)	$—

Amounts designated as “—” are zero.

*

At October 31, 2019, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for each Fund’s undivided interest in the each joint repo and related collateral.

180

Notes to Financial Statements (Continued)

October 31, 2019

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), a Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. A Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to a Fund.

A Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(i)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly for Bond Index, and are declared and paid quarterly for International Index, Mid Cap Market Index, S&P 500 Index, Small Cap Index, and NYSE Arca Tech 100 Index. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2019 are primarily attributable to paydown reclass, investments in passive foreign investments companies (PFICSs), investments in real estate investment trusts, redesignation of distributions, redemptions in-kind, tax equalization, and non-taxable dividends. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of October 31, 2019 may primarily be attributable to the tax deferral of losses on wash sales and tax straddles, the realization of unrealized gains or losses on certain

181

Notes to Financial Statements (Continued)

October 31, 2019

futures contracts, swap agreements, option contracts, nontaxable dividends, unrealized gains on passive foreign investment companies, or interest expense deferred. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended October 31, 2019 were as follows:

Fund	Capital	Total Distributable Earnings (Loss)
Bond Index	$—	$—
International Index	—	—
Mid Cap Market Index	112,552,797	(112,552,797)
S&P 500 Index	983,290,694	(983,290,694)
Small Cap Index	40,304,654	(40,304,654)
NYSE Arca Tech 100 Index	—	—

Amounts designated as “—” are zero or have been rounded to zero.

(j)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, a Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(k)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. For each of the Funds, except Bond Index, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. For Bond Index, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the fair value of settled shares of each class outstanding. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and

182

Notes to Financial Statements (Continued)

October 31, 2019

procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Funds, excluding NYSE Arca Tech 100 Index. NFA has selected Ziegler Capital Management, LLC as subadviser for NYSE Arca Tech 100 Index, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. During the year ended October 31, 2019, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Bond Index	Up to $1.5 billion	0.185%
	$1.5 billion up to $3 billion	0.145%
	$3 billion and more	0.135%
International Index	Up to $1.5 billion	0.245%
	$1.5 billion up to $3 billion	0.205%
	$3 billion and more	0.195%
Mid Cap Market Index	Up to $1.5 billion	0.195%
	$1.5 billion up to $3 billion	0.175%
	$3 billion and more	0.165%
S&P 500 Index	Up to $1.5 billion	0.125%
	$1.5 billion up to $3 billion	0.105%
	$3.0 billion and more	0.095%
Small Cap Index	Up to $1.5 billion	0.19%
	$1.5 billion up to $3 billion	0.17%
	$3 billion and more	0.16%
NYSE Arca Tech 100 Index	Up to $50 million	0.50%
	$50 million up to $250 million	0.30%
	$250 million up to $500 million	0.25%
	$500 million and more	0.20%

The Trust and NFA have entered into a written contract waiving 0.01% and 0.02% of investment advisory fees of Mid Cap Market Index, and Small Cap Index, respectively, until February 29, 2020. Prior to March 1, 2019, the Trust and NFA had entered into a written contract waiving 0.02% of investment advisory fees of Bond Index. During the year ended October 31, 2019, the waiver of such investment advisory fees by NFA for Bond Index, Mid Cap Market Index, and Small Cap Index amounted to $114,448, $89,416 and $61,995, respectively, for which NFA shall not be entitled to later seek recoupment.

For the year ended October 31, 2019, the effective advisory fee rates before and after contractual advisory fee waivers and expense reimbursements due to the expense limitation agreement described below were as follows:

FUND	Effective Advisory Fee Rate Before Contractual* Fee Waivers and Expense Reimbursements	Effective Advisory Fee Rate After Contractual* Fee Waivers	Effective Advisory Fee Rate After Contractual* Fee Waivers and Expense Reimbursements
Bond Index	0.18%	0.17%	0.17%
International Index	0.25	N/A	0.25
Mid Cap Market Index	0.20	0.19	0.19

183

Notes to Financial Statements (Continued)

October 31, 2019

FUND	Effective Advisory Fee Rate Before Contractual* Fee Waivers and Expense Reimbursements	Effective Advisory Fee Rate After Contractual* Fee Waivers		Effective Advisory Fee Rate After Contractual* Fee Waivers and Expense Reimbursements
S&P 500 Index	0.12%	N/A	%	0.12%
Small Cap Index	0.19	0.17		0.14
NYSE Arca Tech 100 Index	0.27	N/A		0.27

N/A — Not Applicable.

*	Please see above for additional information regarding contractual waivers.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until February 29, 2020.

Fund	Classes	Amount (annual rate)
Bond Index	All Classes	0.29%
International Index	All Classes	0.34
Mid Cap Market Index	All Classes	0.30
S&P 500 Index	All Classes	0.21
Small Cap Index	All Classes	0.28
NYSE Arca Tech 100 Index	All Classes	0.68

NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2019, the cumulative potential reimbursements for Small Cap Index, listed by the period or year in which NFA waived fees or reimbursed expenses to Small Cap Index are:

Fund	Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Fiscal Year 2019 Amount	Total
Small Cap Index	$65,619	$24,556	$86,492	$176,667

184

Notes to Financial Statements (Continued)

October 31, 2019

As of October 31, 2019, excluding Small Cap Index, there were no cumulative potential reimbursements which could be reimbursed to NFA.

During the year ended October 31, 2019, no amounts were reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust (“NVIT”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the year ended October 31, 2019, NFM earned $1,855,850 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2019, the Funds’ aggregate portion of such costs amounted to $24,686.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is

185

Notes to Financial Statements (Continued)

October 31, 2019

a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate as listed in the table below.

Fund	Class A Shares	Class C Shares (a)	Class R Shares (b)	Service Class Shares
Bond Index	0.25%	1.00%	0.50%	N/A
International Index	0.25	1.00	0.50	N/A
Mid Cap Market Index	0.25	1.00	0.50	N/A
S&P 500 Index	0.25	1.00	0.50	0.15%
Small Cap Index	0.25	1.00	0.50	N/A
NYSE Arca Tech 100 Index	0.25	1.00	N/A	N/A
N/A	— Not Applicable.

(a)	For Class C Shares, 0.25% of the rate may be a service fee and 0.75% may be a distribution fee.
(b)	For Class R Shares, 0.25% of the rate may be either a service fee or distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. International Index, Mid Cap Market Index, S&P 500 Index, Small Cap Index and NYSE Arca Tech 100 Class A sales charges range from 0.00% to 5.75%, and Bond Index Class A sales charges range from 0.00% to 2.25% based on the amount of the purchase. During the year ended October 31, 2019, the Funds imposed front-end sales charges of $714,718. From these fees, NFD retained a portion amounting to $99,646.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable Class A CDSCs are 0.75% for Bond Index and 1.00% for International Index, Mid Cap Market Index, S&P 500 Index, Small Cap Index and NYSE Arca Tech 100. Class C CDSCs are 1.00% for all Funds. During the year ended October 31, 2019, the Funds imposed CDSCs of $1,790. NFD retained all of the CDSCs imposed by the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, Class R, Institutional Service Class, and Service Class shares of each of the Funds.

186

Notes to Financial Statements (Continued)

October 31, 2019

For the year ended October 31, 2019, the effective rates for administrative services fees were as follows:

Fund	Class A	Class C	Class R	Institutional Service Class	Service Class
Bond Index	0.17%	0.10%	N/A	0.25%	N/A
International Index	0.17	0.09	0.22%	0.16	N/A
Mid Cap Market Index	0.15	0.08	0.22	0.21	N/A
S&P 500 Index	0.19	0.07	0.13	0.25	0.25%
Small Cap Index	0.17	0.09	0.22	0.25	N/A
NYSE Arca Tech 100 Index	0.09	0.09	N/A	0.11	N/A

N/A — Not Applicable.

For the year ended October 31, 2019, each Fund’s total administrative services fees were as follows:

Fund	Amount
Bond Index	$375,951
International Index	355,951
Mid Cap Market Index	532,062
S&P 500 Index	1,906,936
Small Cap Index	379,176
NYSE Arca Tech 100 Index	605,770

As of October 31, 2019, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Bond Index	90.97%
International Index	92.18
Mid Cap Market Index	72.71
S&P 500 Index	41.22
Small Cap Index	60.50
NYSE Arca Tech 100 Index	0.76

Cross trades for the year ended October 31, 2019 were executed by the Funds pursuant to procedures adopted by the Board of Trustees of the Funds to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between a Fund and other series of the Trust, or between a Fund and other series of NVIT. The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

Pursuant to these procedures, for the year ended October 31, 2019, each Fund’s total cross trades transactions were as follows:

Fund	Purchases at Cost	Sales Proceeds	Net Realized Gain/(Loss)
Mid Cap Market Index	$2,280,786	$3,965,305	$2,059,610
S&P 500 Index	963,083	1,173,361	(657,520)
Small Cap Index	—	31,807	8,329

187

Notes to Financial Statements (Continued)

October 31, 2019

During the period, shares of Mid Cap Market Index, S&P 500 Index, and Small Cap Index held by affiliated entities were redeemed for investments. The net realized gain on investments delivered through these in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is also included in capital transactions and share transactions in the accompanying Statements of Changes in Net Assets. The Funds recognized no gain or loss from the in-kind transactions for federal income tax purposes.

Fund	Class	Dates of Redemptions In-Kind	Net Assets of In-Kind Redemption	Shares	Securities Market Value	Cash	Realized Gain/(Loss)
Mid Cap Market Index Fund	R6	12/7/2018	$390,592,836	22,990,655	$372,944,754	$17,648,082	$117,854,062
S&P 500 Index Fund	R6	11/16/2018	959,368,484	57,788,060	946,715,678	12,652,806	578,179,674
	R6	3/15/2019	888,304,596	60,010,849	866,490,693	21,813,903	417,936,524
Total S&P 500 Index Fund			1,847,673,080	117,798,909	1,813,206,371	34,466,709	996,116,198
Small Cap Index Fund	R6	11/30/2018	79,387,949	5,634,707	75,531,888	3,856,061	27,622,973
	R6	3/1/2019	43,209,264	4,233,422	40,880,100	2,329,164	13,299,740
Total Small Cap Index Fund			122,597,213	9,868,129	116,411,988	6,185,225	40,922,713

4.  Investment in Affiliated Issuers

Bond Index invests in an affiliated issuer. The Fund’s transactions in the shares of the affiliated issuer during the year ended October 31, 2019 were as follows:

Security Description	Shares/ Principal at October 31, 2019	Market Value October 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Amortization(a) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value October 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Financial Services, Inc.	$75,000	80,249	—	—	—	3	6,940	87,192	5,063	—

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Amortization is included in Dividend/Interest Income.

5.  Line of Credit and Interfund Lending

The Trust and NVIT (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion

188

Notes to Financial Statements (Continued)

October 31, 2019

of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 9, 2020. During the period ended October 31, 2019, the Funds had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended October 31, 2019, none of the Funds engaged in interfund lending.

6.  Investment Transactions

For the year ended October 31, 2019, purchases and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases*	Sales*
Bond Index	$825,875,670	$804,779,040
International Index	50,190,967	243,032,642
Mid Cap Market Index	144,452,537	201,882,723	#
S&P 500 Index	60,619,966	209,320,337	#
Small Cap Index	53,317,189	111,561,420	#
NYSE Arca Tech 100 Index	139,490,921	123,540,959
*	Includes purchases and sales of long-term U.S. Government securities, if any.
#	Sales exclude securities delivered in-kind. (See Note 3)

For the year ended October 31, 2019, purchases and sales of U.S. Government securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Bond Index	$148,789,698	$128,890,752

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

189

Notes to Financial Statements (Continued)

October 31, 2019

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer

190

Notes to Financial Statements (Continued)

October 31, 2019

assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to

191

Notes to Financial Statements (Continued)

October 31, 2019

interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Other

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Investments Money Market Government Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Government Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Government Portfolio, Institutional Class may decline in value, causing losses to the Trust.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. The Funds will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of November 1, 2019. As a result of the adoption of ASU 2017-08, as of November 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

10.  Other

As of October 31, 2019, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Bond Index	25.49%	2	(a)
International Index	50.78	3	(a)
Mid Cap Market Index	28.16	2	(a)
S&P 500 Index	49.33	3	(a)
Small Cap Index	47.05	3	(a)
NYSE Arca Tech 100 Index	—	—

Amounts designated as “—” are zero.

(a)	All or a portion of the accounts are the accounts of affiliated funds.

192

Notes to Financial Statements (Continued)

October 31, 2019

11.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2019 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Bond Index	$22,063,223	$—	$22,063,223	$—	$22,063,223
International Index	58,029,372	31,858,888	89,888,260	—	89,888,260
Mid Cap Market Index	16,552,404	121,532,869	138,085,273	—	138,085,273
S&P 500 Index	31,524,771	231,804,730	263,329,501	—	263,329,501
Small Cap Index	8,048,280	92,809,961	100,858,241	—	100,858,241
NYSE Arca Tech 100 Index	5,550,197	11,882,670	17,432,867	—	17,432,867

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended October 31, 2018 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Bond Index	$22,208,667	$—	$22,208,667	$—	$22,208,667
International Index	45,809,704	54,812,443	100,622,147	—	100,622,147
Mid Cap Market Index	21,588,557	132,943,428	154,531,985	—	154,531,985
S&P 500 Index	57,756,412	139,091,241	196,847,653	—	196,847,653
Small Cap Index	11,600,475	82,840,777	94,441,252	—	94,441,252
NYSE Arca Tech 100 Index	2,970,970	15,455,794	18,426,764	—	18,426,764

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings/ (Deficit)
Bond Index	$1,864,543	$—	$1,864,543	$(1,841,429)	$(8,428,338)	$39,197,457	$30,792,233
International Index	12,368,325	17,400,914	29,769,239	—	—	111,321,272	141,090,511
Mid Cap Market Index	2,936,029	34,443,934	37,379,963	—	—	124,468,132	161,848,095
S&P 500 Index	7,328,833	46,295,001	53,623,834	—	—	191,086,754	244,710,588
Small Cap Index	2,207,497	14,137,182	16,344,679	—	—	(6,076,146)	10,268,533
NYSE Arca Tech 100 Index	705,698	9,411,090	10,116,788	—	—	351,867,799	361,984,587

Amounts designated as “—” are zero or have been rounded to zero.

*

Differences between financial statement distributions payable and tax-basis distributions payable are a result of accrual-based accounting and cash-basis accounting used for federal tax reporting purposes.

**

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

193

Notes to Financial Statements (Continued)

October 31, 2019

As of October 31, 2019, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) for each Funds was as follows:

Fund	Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Bond Index	$812,988,587	$40,038,157	$(840,700)	$39,197,457
International Index	1,237,468,925	236,627,315	(125,292,954)	111,334,361
Mid Cap Market Index	712,253,491	193,218,181	(68,750,049)	124,468,132
S&P 500 Index	867,550,472	261,944,935	(70,858,181)	191,086,754
Small Cap Index	268,824,628	41,959,833	(48,035,979)	(6,076,146)
NYSE Arca Tech 100 Index	333,730,571	362,196,127	(10,328,328)	351,867,799

As of October 31, 2019, for federal income tax purposes, the Funds have capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

Capital loss carryforwards do not expire. The following table represents capital loss carryforwards available as of October 31, 2019.

Fund	Amount
Bond Index	$(8,428,338)

During the year ended October 31, 2019, the Funds had capital loss carryforwards that were utilized and are no longer eligible to offset future capital gains, if any, in the amounts listed below.

Fund	Utilized
Bond Index	$1,817,110

12.  Subsequent Events

On December 4, 2019, in conjunction with the 15(c) Board meeting, certain of the Funds’ agreements were renewed. There were no significant changes to the terms of these agreements, outside of extending effective dates.

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

194

Report of Independent Registered Public Accounting Firm

October 31, 2019

To the Board of Trustees of Nationwide Mutual Funds and Shareholders of Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund and Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund and Nationwide Ziegler NYSE Arca Tech 100 Index Fund (six of the funds constituting Nationwide Mutual Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Mutual Funds, since 1997.

195

Supplemental Information

October 31, 2019 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the taxable year ended October 31, 2019, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Mid Cap Market Index	83.48%
S&P 500 Index	99.12
Small Cap Index	47.11
NYSE Arca Tech 100 Index	100.00

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
International Index	31,858,888
Mid Cap Market Index	121,532,869
S&P 500 Index	253,080,311
Small Cap Index	94,951,249
NYSE Arca Tech 100 Index	11,882,670

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2019, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
International Index	$43,998,175	$0.2589

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2019, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
International Index	$2,726,487	$0.0160

196

Management Information

October 31, 2019

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 50 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	119

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	119

197

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	119

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	119

198

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	119

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	119

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Grange Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	119

199

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

200

Management Information (Continued)

October 31, 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

201

Market Index Definitions

Bloomberg Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund.

Bloomberg Barclays Municipal Bond Index: An unmanaged index that covers the U.S. dollar-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. 10-20 Year Treasury Bond Index: An unmanaged index that measures the performance of U.S. Treasury securities with a remaining maturity of 10 to 20 years.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues, which includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with at least $150 million par value outstanding, a maximum credit rating of Ba1 and a remaining maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Index with a remaining maturity of one to three years, including Treasurys, government-related issues and corporate securities.

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged index that measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury; a subset of the Global Inflation-Linked Index (Series-L).

ICE BofA Merrill Lynch Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

ICE BofA Merrill Lynch Global High Yield Index (USD Hedged): An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros. The index is hedged against the fluctuations of the constituent currencies versus the U.S. dollar.

ICE BofAML US High Yield Master II Index: An unmanaged index that tracks the performance of U.S. dollar-denominated below investment-grade corporate debt publicly issued in the U.S. domestic market.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality,

202

Market Index Definitions (cont.)

accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasurys, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the performance of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

Morningstar® Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

Morningstar® Lifetime Moderate Income Index: An index representing a portfolio of global equities, bonds and traditional inflation hedges such as commodities and Treasury Inflation-Protected Securities. This portfolio is held in proportions appropriate for a U.S. investor who is at least ten years into retirement.

Morningstar® Target Risk Indexes: A series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

●	The Morningstar® Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar® Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar® Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar® Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar® Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its

203

Market Index Definitions (cont.)

portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Small Cap Index: An equity index capturing small-capitalization representation across developed markets countries around the world, excluding the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

204

Market Index Definitions (cont.)

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index: A market capitalization-weighted index based on the Russell 3000® Index. The Russell 3000 Growth Index includes companies that display signs of above-average growth. The index is used to provide a gauge of the performance of growth stocks in the United States.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P Biotechnology Select Industry Index: An unmanaged index designed to measure the performance of stocks in the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS®) biotechnology sub-industry.

S&P/Citigroup International Treasury Bond Ex-U.S. Index (Hedged): An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $2.4 billion to $8.2 billion).

S&P North American Technology Sector IndexTM: An unmanaged, modified, market capitalization-weighted index that measures the performance of the information technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

The S&P Target Date® Indexes: A series of 12 unmanaged, multi-asset class indexes consisting of the S&P Target Date Retirement Income Index plus 11 indexes that correspond to a specific target retirement date (ranging from 2010 through 2060+). The series reflects a subset of target date funds, each of which generally has an asset allocation mix and glide path featuring total equity exposure that continues to become more conservative after retirement. Each index in the series reflects varying levels of exposure to equities, bonds, and other asset classes.

205

Market Index Definitions (cont.)

The S&P Target Date® To Indexes: A series of 12 unmanaged, multi-asset class indexes consisting of the S&P Target Date To Retirement Income Index plus 11 indexes that correspond to a specific target retirement date (ranging from 2010 through 2060+). The series reflects a subset of target date funds, each of which generally has an asset allocation mix and glide path featuring relatively conservative total equity exposure near retirement and static total equity exposure after retirement. Each index in the series reflects varying levels of exposure to equities, bonds, and other asset classes and becomes more conservative with the approach of the target retirement date.

The S&P Total Market Index (S&P TMI): an unmanaged index designed to track the broad equity market, including large-, mid-, small-, and micro-cap stocks. The S&P 500® Index is a subset of the S&P TMI.

206

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established to issue securities and hold certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities the principal and earned interest.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Bottom-up investment approach: A method of investing that involves focusing on an individual company rather than on the industry in which a company operates or on the economy as a whole; it is the microeconomic analysis of a company or stock.

Convertible securities: Debt securities that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Equity securities: Securities that represent ownership interests in the issuers. Common stock is the most common type of equity security.

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as the ETFs are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent obligations by the issuers to pay specified rates of interest or dividends at specified times, and to pay the securities’ principal at maturity.

207

Glossary (cont.)

Futures: Contracts that obligate the buyers to buy and the sellers to sell specified quantities of underlying assets (or settle for the cash value of a contract based on underlying assets) at specified prices on each contract’s maturity date.

Growth style: Investing in equity securities of companies that the fund’s subadviser believes have above-average rates of earnings growth and which may experience above-average increases in stock price.

High-yield bonds (also known as junk bonds): Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates to help compensate for the fact that the issuers are at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Quantitative techniques: Mathematical and statistical methods used in the investment process to evaluate market conditions and to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s adviser to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in the fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Swap: An agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying asset.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

208

Glossary (cont.)

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States and may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a fund’s subadviser believes are undervalued, i.e., the securities are priced at less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall over time. A high level of volatility means that the fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the fund’s value is not expected to fluctuate significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

209

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfundprospectuses. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. © 2019

AR-IDX  (12/19)

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 13 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, except as may be noted hereinbelow, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code of Ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

(2)

If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).

(3)	If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the board’s audit committee.

1

3(a)(2)	The audit committee financial expert of the registrant’s board of trustees is Carol A. Kosel, who, for purposes of this Item 3 of Form N-CSR, is an “independent” trustee of the registrant.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

4(a) through 4(d): The information in the table below is provided for services rendered to the registrant by the registrant’s principal accountant, PricewaterhouseCoopers LLP (“PwC”), for the registrant’s fiscal years ended October 31, 2018 and October 31, 2019, respectively.

	2018	2019
Audit Fees	$1,108,796	$1,276,272
Audit-Related Fees	$35,000	$17,340
Tax Fees(a)	$362,900	$505,656
All Other Fees	$0	$0
Total	$1,506,696	$1,799,268

(a)	Tax fee amount represents tax compliance for federal, state and international matters, general consulting as well as consulting as it relates to foreign tax reclaims.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Nationwide Fund Advisors (“NFA”), and any service provider to the registrant controlling, controlled by, or under common control with NFA that provided ongoing services to the registrant (hereinafter referred to collectively as the “Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2018 and October 31, 2019, respectively.

	2018	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None
Total	None	None

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(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (the “Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to NFA and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate the Committee’s responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at the Committee’s next regularly-scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).

The Committee also may establish detailed pre-approval policies and procedures for pre-approval of these services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than NFA or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all said permissible non-audit services provided to the registrant, NFA, and any Covered Services Provider constitutes not more than five percent (5%) of the total amount of revenues paid by the registrant to the registrant’s independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) these services are promptly brought to the attention of the Committee and approved by the Committee (or the Committee’s delegate(s)) prior to the completion of the audit.

4(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, for the registrant’s fiscal-years ended October 31, 2018 and October 31, 2019, respectively:

	2018	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None
Total	None	None

The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to NFA and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal-years ended October 31, 2018 and October 31, 2019, respectively:

	2018	2019
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

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4(f) Not Applicable: The percentage of hours expended to audit the registrant’s financial statements for the fiscal-year ended October 31, 2019, that were attributed to work performed by persons other than PwC’s full-time, permanent employees was not over fifty percent (50%).

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

4(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant and service affiliates for the fiscal-years ended October 31, 2018, and October 31, 2019, were $2,271,804 and $1,521,745, respectively.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

4(h) The registrant’s Audit Committee has considered whether the provision by PwC of non-audit services to NFA and covered Services Providers, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X because these services did not directly relate to the registrant’s operations and financial reporting, is compatible with maintaining PwC’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)

If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR § 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. § 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. § 78c(a)(58)(B)), so state.

Not Applicable.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR §240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable.

Item 6. Investments.

(a)

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 CFR § 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)

If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:

(1)	Name of the issuer;

(2)	Exchange ticker symbol;

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(3)	Committee on Uniform Securities Identification Procedures (“CUSIP’) number;

(4)	Total number of shares or, for debt securities, principal amount divested;

(5)	Date(s) that the securities were divested;

(6)

If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing; and

(7)	Name of the statute that added the provision of Section 13(c) in accordance with which the securities were divested.

This Item 6(b) shall terminate one year after the date on which all statutory provisions that underlie Section 13(c) of the Investment Company Act of 1940 have terminated.

Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR § 240.14a-101)), or this Item.

Not Applicable.

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Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures, as most-recently amended and restated as of June 11, 2019, are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

If the registrant is a closed-end management company, provide the information specified in paragraphs (a) and (b) of this item relating to the securities lending activities of the registrant.

Not Applicable.

Item 13. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not Applicable.

(a)(4) Change in the Registrant’s independent public accountant.

Not Applicable.

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(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE MUTUAL FUNDS

By (Signature and Title)*		/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	December 20, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

(Registrant)	NATIONWIDE MUTUAL FUNDS

By (Signature and Title)*		/s/ Michael S. Spangler
	Name:	Michael S. Spangler
	Title:	Principal Executive Officer
	Date:	December 20, 2019

By (Signature and Title)*		/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	December 20, 2019

*	Print the name and title of each signing officer under his or her signature.

All Section 302 certifications should be included in one EDGAR EX-99.CERT exhibit document and all Section 906 certifications should be included in a separate EDGAR EX-99.906CERT exhibit document to Form N-CSR.

[Do not include this language in the filing.]

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